UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Total Return Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—PIMCO Total Return Fund—A, B, C and R Classes

•	PIMCO Funds—RealRetirement® Funds

•	PIMCO Funds—Strategic Markets Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Asset Allocation, Real Return Strategy & Equity-Related Funds—A, B, C and R Classes

•	PIMCO Funds—Municipal Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Municipal Bond Funds—A, B, and C Classes

•	PIMCO Funds—Inflation-Protected Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Credit Bond Funds—Institutional, P, Administrative and D Classes

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—Bond Funds—Institutional, M, P, Administrative and D Classes

•	PIMCO Funds—International Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—PIMCO Real Return Fund—A, B, C and R Classes

•	PIMCO Funds—Bond Funds—A, B, C and R Classes

•	PIMCO Funds—Private Account Portfolio Series

Share Classes	Institutional ■ P ■ Administrative ■ D

Annual Report March 31, 2010

Total Return Funds

Total Return Fund

Total Return II Fund

Total Return III Fund

* This report incorporates a Summary Schedule of Investments for the Total Return Fund. A complete Schedule of Investments for the Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

■

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

■

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset- Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

■	Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the

2	PIMCO Funds	Total Return Funds

municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

■

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class and Class D shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

The Funds measure their performance against the Barclays Capital U.S. Aggregate Index. The index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index. The index does not reflect deductions for fees, expenses or taxes.

4	PIMCO Funds	Total Return Funds

For periods prior to the inception date of the Class P, Administrative Class and Class D shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D shares respectively. The Class P shares of the Funds were first offered in (month/year): Total Return Fund (4/08), Total Return Fund III (3/09), and Total Return Fund II (12/09). The Administrative Class shares of the Funds were first offered in (month/year): Total Return Fund (9/94), Total Return Fund II (11/94) and Total Return Fund III (4/97). The Class D shares of the Total Return Fund were first offered in 4/98. All other Funds in this Annual Report do not currently offer Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most Funds is from October 1, 2009 to March 31, 2010, with the exception of Class P Total Return Fund II, which is from December 31, 2009 (the date the class commenced operations) to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception date.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	15.49%	7.54%	7.73%	8.47%
PIMCO Total Return Fund Class P	15.38%	7.43%	7.62%	8.39%
PIMCO Total Return Fund Administrative Class	15.20%	7.27%	7.46%	8.21%
PIMCO Total Return Fund Class D	15.16%	7.20%	7.39%	8.16%
Barclays Capital U.S. Aggregate Index	7.69%	5.44%	6.29%	7.34%	*
Lipper Intermediate Investment Grade Debt Funds Average	15.64%	4.45%	5.58%	6.69%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/87.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.64% for the Institutional Class shares, 0.78% for Class P shares, 0.89% for the Administrative Class shares, and 0.93% for Class D. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00
Ending Account Value (03/31/10)	1,039.90	1,039.40	1,038.61	1,038.41	1,022.64	1,022.14	1,021.39	1,021.19
Expenses Paid During Period†	2.34	2.85	3.61	3.81	2.32	2.82	3.58	3.78

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.46% for Institutional Class, 0.56% for Class P, 0.71%, for Administrative Class, and 0.75% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

6	PIMCO Funds	Total Return Funds

Institutional Class - PTTRX	Class P - PTTPX
Administrative Class - PTRAX	Class D - PTTDX

Allocation Breakdown‡

Short-Term Instruments	41.7%
Corporate Bonds & Notes	23.8%
U.S. Government Agencies	14.0%
U.S. Treasury Obligations	7.3%
Foreign Currency-Denominated Issues	5.2%
Other	8.0%

‡	% of Total Investments as of 03/31/10

Portfolio Insights

»

The PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) late in the period benefited performance as U.S. Treasury yields rose during the period.

»	Curve-steepening strategies in the U.S. and Eurozone benefited performance as the spread between the two-year yield and thirty-year yield widened in these regions during the period.

»	An overweight to Agency mortgage-backed securities (“MBS”) early in the period added to returns as Agency MBS outperformed like-duration U.S. Treasuries.

»

A modest underweight to investment-grade corporate bonds detracted from performance as the sector outperformed like-duration U.S. Treasuries. However, a focus on financials within the investment-grade corporate bond sector more than offset this negative impact on performance as this sector outperformed the overall investment-grade corporate bond market during the period.

»	An allocation to high-yield corporate bonds benefited performance as these bonds outperformed like-duration U.S. Treasuries during the period.

»	Exposure to emerging market bonds benefited performance as emerging market debt outperformed like-duration U.S. Treasuries during the period.

»

Exposure to a basket of foreign currencies, with an emphasis on the Brazilian real and other emerging market currencies, added to returns as these currencies appreciated relative to the U.S. dollar during the period.

Annual Report	March 31, 2010	7

PIMCO Total Return Fund II

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception date.

The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	15.00%	7.09%	7.29%	7.28%
PIMCO Total Return Fund II Class P	14.88%	6.99%	7.18%	7.18%
PIMCO Total Return Fund II Administrative Class	14.71%	6.83%	7.02%	7.02%
Barclays Capital U.S. Aggregate Index	7.69%	5.44%	6.29%	6.44%	*
Lipper Intermediate Investment Grade Debt Funds Average	15.64%	4.45%	5.58%	5.97%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus dated 10/01/08, as supplemented to date, is 1.00% for the Institutional Class shares, 1.00% for Class P shares, and 1.24% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Institutional Class	Class P	Administrative Class
Beginning Account Value (10/01/09)	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00
Ending Account Value (03/31/10)	1,026.74	1,019.29	1,025.46	1,022.44	1,021.94	1,021.19
Expenses Paid During Period†	2.53	1.49	3.79	2.52	3.02	3.78

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.50% for Institutional Class, 0.60% for Class P, and 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class and Administrative Class (to reflect the one-half year period) and 91/365 for Class P (to reflect the period since inception date of 12/31/09 for Class P shares). The Fund’s Class P hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal half year.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

8	PIMCO Funds	Total Return Funds

Institutional Class - PMBIX	Class P - PMTPX
Administrative Class - PRADX

Allocation Breakdown‡

Short-Term Instruments	45.8%
Corporate Bonds & Notes	20.4%
U.S. Government Agencies	19.8%
U.S. Treasury Obligations	4.6%
Mortgage-Backed Securities	2.6%
Other	6.8%

‡	% of Total Investments as of 03/31/10

Portfolio Insights

»

The PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund may invest only in investment-grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) for most of the period detracted from performance as U.S. Treasury yields rose during the period.

»	A curve-steepening strategy in the U.S. benefited performance as the spread between the two-year U.S. Treasury yield and the thirty-year yield widened over the period.

»	An overweight to Agency mortgage-backed securities (“MBS”) early in the period added to returns as Agency MBS outperformed like-duration U.S. Treasuries.

»

Exposure to financials within the overall investment-grade corporate bond sector benefited performance as this sector outperformed like-duration U.S. Treasuries and the overall investment-grade corporate bond market over the period.

»	Exposure to municipal bonds added to performance as municipal bonds outperformed comparable U.S. Treasuries during the period.

Annual Report	March 31, 2010	9

PIMCO Total Return Fund III

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception date.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	17.37%	7.24%	7.65%	7.99%
PIMCO Total Return Fund III Class P	17.24%	7.14%	7.55%	7.89%
PIMCO Total Return Fund III Administrative Class	17.08%	6.98%	7.38%	7.72%
Barclays Capital U.S. Aggregate Index	7.69%	5.44%	6.29%	6.82%	*
Lipper Intermediate Investment Grade Debt Funds Average	15.64%	4.45%	5.58%	6.42%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Administrative Class prospectus dated 10/01/09, as supplemented to date, is 0.82% for the Institutional Class shares, 0.60 for Class P shares, and 1.08% for Administrative Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Institutional Class	Class P	Administrative Class
Beginning Account Value (10/01/09)	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00	1,000.00
Ending Account Value (03/31/10)	1,045.19	1,044.68	1,043.92	1,022.44	1,021.94	1,021.19
Expenses Paid During Period†	2.55	3.06	3.82	2.52	3.02	3.78

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.50% for Institutional Class, 0.60% for Class P, and 0.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365 for the Institutional and Administrative Classes (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

10	PIMCO Funds	Total Return Funds

Allocation Breakdown‡

Short-Term Instruments	41.0%
Corporate Bonds & Notes	23.0%
U.S. Government Agencies	18.6%
Mortgage-Backed Securities	5.4%
U.S. Treasury Obligations	3.8%
Other	8.2%

‡	% of Total Investments as of 03/31/10

Portfolio Insights

»

The PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, with prohibitions on firms engaged in certain socially sensitive practices.

»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) late in the period benefited performance as U.S. Treasury yields rose during the period.

»	Curve-steepening strategies in the U.S. and Eurozone benefited performance as the spread between two-year yields and thirty-year yields widened in these regions during the period.

»	An overweight to Agency mortgage-backed securities (“MBS”) early in the period added to returns as Agency MBS outperformed like-duration U.S. Treasuries.

»

Exposure to financials within the investment-grade corporate bond sector benefited performance as this sector outperformed like-duration U.S. Treasuries and the overall investment-grade corporate bond market during the period.

»	Exposure to high-yield corporate bonds added to performance as these bonds outperformed like-duration U.S. Treasuries during the period.

»

Exposure to emerging market bonds benefited performance as emerging market debt followed the rally in equities and other spread sectors, significantly outperforming like-duration U.S. Treasuries during the period.

»

Exposure to a basket of foreign currencies, with an emphasis on the Brazilian real and other emerging market currencies, added to returns as these currencies appreciated relative to the U.S. dollar during the period.

Annual Report	March 31, 2010	11

Institutional Class - PTSAX	Class P - PRAPX
Administrative Class - PRFAX

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO Funds	Total Return Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2010	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Total Return Fund
Institutional Class
03/31/2010	$10.13	$0.44	$1.09	$1.53	$(0.51)	$(0.11)	$0.00
03/31/2009	10.91	0.56	(0.28)	0.28	(0.57)	(0.49)	0.00
03/31/2008	10.43	0.54	0.55	1.09	(0.54)	(0.07)	0.00
03/31/2007	10.33	0.50	0.14	0.64	(0.50)	(0.04)	0.00
03/31/2006	10.57	0.43	(0.15)	0.28	(0.42)	(0.08)	(0.02)
Class P
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	0.00
04/30/2008 - 03/31/2009	10.91	0.51	(0.29)	0.22	(0.51)	(0.49)	0.00
Administrative Class
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	0.00
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	0.00
03/31/2008	10.43	0.52	0.55	1.07	(0.52)	(0.07)	0.00
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)	0.00
03/31/2006	10.57	0.41	(0.16)	0.25	(0.39)	(0.08)	(0.02)
Class D
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	0.00
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	0.00
03/31/2008	10.43	0.51	0.55	1.06	(0.51)	(0.07)	0.00
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)	0.00
03/31/2006	10.57	0.40	(0.16)	0.24	(0.38)	(0.08)	(0.02)

Total Return Fund II
Institutional Class
03/31/2010	$9.71	$0.42	$1.01	$1.43	$(0.50)	$(0.05)	$0.00
03/31/2009	10.44	0.51	(0.33)	0.18	(0.52)	(0.39)	0.00
03/31/2008	9.91	0.49	0.54	1.03	(0.49)	(0.01)	0.00
03/31/2007	9.82	0.48	0.10	0.58	(0.47)	(0.01)	(0.01)
03/31/2006	10.02	0.41	(0.19)	0.22	(0.42)	0.00	0.00
Class P
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00
Administrative Class
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00
03/31/2009	10.44	0.48	(0.33)	0.15	(0.49)	(0.39)	0.00
03/31/2008	9.91	0.47	0.54	1.01	(0.47)	(0.01)	0.00
03/31/2007	9.82	0.45	0.11	0.56	(0.45)	(0.01)	(0.01)
03/31/2006	10.02	0.39	(0.19)	0.20	(0.40)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the supervisory and administrative fee was increased by 0.03% to an annual rate of 0.21%.
(c)	Effective October 1, 2008, the supervisory and administrative fee was increased by 0.03% to an annual rate of 0.31%.

14	PIMCO Funds	Total Return Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.62)	$11.04	15.49%	$126,335,186	0.47%		0.46%		4.07%		402%
(1.06)	10.13	2.96	87,105,803	0.63	(b)	0.45	(b)	5.37		300
(0.61)	10.91	10.81	77,276,018	0.49		0.43		5.15		226
(0.54)	10.43	6.32	62,902,840	0.43		0.43		4.82		257
(0.52)	10.33	2.66	56,563,888	0.43		0.43		4.09		325

(0.61)	11.04	15.38	5,469,785	0.57		0.56		3.62		402
(1.00)	10.13	2.42	286,850	0.77	*(c)	0.55	*(c)	5.47	*	300

(0.60)	11.04	15.20	32,158,676	0.72		0.71		3.85		402
(1.03)	10.13	2.70	24,596,373	0.88	(b)	0.70	(b)	5.10		300
(0.59)	10.91	10.54	25,200,225	0.74		0.68		4.91		226
(0.51)	10.43	6.06	20,721,139	0.68		0.68		4.57		257
(0.49)	10.33	2.40	18,926,644	0.68		0.68		3.83		325

(0.59)	11.04	15.16	16,162,579	0.76		0.75		3.69		402
(1.03)	10.13	2.65	8,557,627	0.93		0.75		5.09		300
(0.58)	10.91	10.45	5,619,632	0.81		0.75		4.82		226
(0.51)	10.43	5.98	3,909,295	0.75		0.75		4.50		257
(0.48)	10.33	2.32	3,337,931	0.75		0.75		3.78		325

$(0.55)	$10.59	15.00%	$3,124,654	0.53%		0.50%		4.05%		502%
(0.91)	9.71	1.93	2,531,920	1.00		0.50		5.10		278
(0.50)	10.44	10.76	2,282,191	0.82		0.50		4.91		265
(0.49)	9.91	6.10	2,062,540	0.50		0.50		4.86		237
(0.42)	9.82	2.27	2,029,962	0.50		0.50		4.10		354

(0.06)	10.59	1.93	10	0.60	*	0.60	*	2.24	*	502

(0.52)	10.59	14.71	89,389	0.78		0.75		3.83		502
(0.88)	9.71	1.67	75,119	1.24		0.75		4.84		278
(0.48)	10.44	10.49	77,136	1.07		0.75		4.67		265
(0.47)	9.91	5.84	84,133	0.75		0.75		4.60		237
(0.40)	9.82	2.01	102,406	0.75		0.75		3.84		354

Annual Report	March 31, 2010	15

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Total Return Fund III
Institutional Class
03/31/2010	$8.76	$0.39	$1.10	$1.49	$(0.47)	$0.00
03/31/2009	9.59	0.48	(0.37)	0.11	(0.50)	(0.44)
03/31/2008	9.24	0.46	0.42	0.88	(0.47)	(0.06)
03/31/2007	9.13	0.42	0.13	0.55	(0.43)	(0.01)
03/31/2006	9.36	0.38	(0.16)	0.22	(0.39)	(0.06)
Class P
03//31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00
03/31/2009 - 03/31/2009	8.76	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00
03/31/2009	9.59	0.46	(0.38)	0.08	(0.47)	(0.44)
03/31/2008	9.24	0.44	0.41	0.85	(0.44)	(0.06)
03/31/2007	9.13	0.40	0.13	0.53	(0.41)	(0.01)
03/31/2006	9.36	0.36	(0.17)	0.19	(0.36)	(0.06)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO Funds	Total Return Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.47)	$9.78	17.37%	$2,995,293	0.53%		0.50%		4.19%		459%
(0.94)	8.76	1.37	2,184,491	0.82		0.50		5.24		305
(0.53)	9.59	9.79	2,240,289	0.75		0.50		4.95		327
(0.44)	9.24	6.17	1,998,406	0.50		0.50		4.63		225
(0.45)	9.13	2.30	1,853,808	0.50		0.50		4.09		275

(0.46)	9.78	17.24	3,849	0.60		0.60		2.78		459
0.00	8.76	0.00	10	0.60	*	0.60	*	(0.60	)*	305

(0.45)	9.78	17.08	72,002	0.78		0.75		3.77		459
(0.91)	8.76	1.11	36,067	1.08		0.75		5.12		305
(0.50)	9.59	9.52	24,558	1.02		0.75		4.70		327
(0.42)	9.24	5.91	14,529	0.75		0.75		4.37		225
(0.42)	9.13	2.05	16,333	0.75		0.75		3.85		275

Annual Report	March 31, 2010	17

Statements of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)
	Total Return Fund	Total Return Fund II	Total Return Fund III
Assets:
Investments, at value	$166,520,454	$2,009,647	$2,093,584
Investments in Affiliates, at value	16,520,591	884,549	843,315
Repurchase agreements, at value	46,314,526	207,339	95,386
Cash	27,159	0	8
Deposits with counterparty	8,556	43	49
Foreign currency, at value	208,786	0	4,577
Receivable for investments sold	6,994,918	535,550	342,248
Receivable for investments in Affiliates sold	0	44,300	0
Receivable for Fund shares sold	646,956	2,762	1,002
Interest and dividends receivable	1,333,302	12,619	13,431
Dividends receivable from Affiliates	3,569	206	193
Variation margin receivable	125,992	3,384	2,078
Swap premiums paid	648,824	5,120	7,822
Unrealized appreciation on foreign currency contracts	195,387	0	2,715
Unrealized appreciation on swap agreements	943,260	4,590	13,701
Other assets	1	0	0
	240,492,281	3,710,109	3,420,109
Liabilities:
Payable for reverse repurchase agreements	$847,031	$32,897	$22,647
Payable for investments purchased	16,866,130	351,887	176,641
Payable for investments in Affiliates purchased	3,569	206	193
Payable for short sales	0	94,193	121,372
Deposits from counterparty	1,100,588	5,630	17,061
Payable for Fund shares redeemed	577,438	2,385	1,593
Dividends payable	60,101	1,056	384
Written options outstanding	308,740	4,824	4,200
Accrued related party fees	118,358	1,385	1,312
Swap premiums received	156,356	1,176	1,769
Unrealized depreciation on foreign currency contracts	87,135	0	1,200
Unrealized depreciation on swap agreements	185,239	417	593
Other liabilities	19	0	0
	20,310,704	496,056	348,965
Net Assets	$220,181,577	$3,214,053	$3,071,144
Net Assets Consist of:
Paid in capital	$210,997,325	$3,086,814	$2,925,182
(Overdistributed) net investment income	(988,548)	(2,461)	(1,829)
Accumulated undistributed net realized gain	3,979,951	45,430	54,332
Net unrealized appreciation	6,192,849	84,270	93,459
	$220,181,577	$3,214,053	$3,071,144
Net Assets:
Institutional Class	$126,335,186	$3,124,654	$2,995,293
Class P	5,469,785	10	3,849
Administrative Class	32,158,676	89,389	72,002
Class D	16,162,579	NA	NA
Other Classes	40,055,351	NA	NA
Shares Issued and Outstanding:
Institutional Class	11,448,050	295,004	306,228
Class P	495,652	1	393
Administrative Class	2,914,107	8,439	7,361
Class D	1,464,596	NA	NA
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.04	$10.59	$9.78
Class P	11.04	10.59	9.78
Administrative Class	11.04	10.59	9.78
Class D	11.04	NA	NA
Cost of Investments Owned	$162,029,112	$1,938,521	$2,024,461
Cost of Investments in Affiliates Owned	$16,520,527	$884,635	$843,363
Cost of Repurchase Agreements Owned	$46,314,526	$207,339	$95,386
Cost of Foreign Currency Held	$207,211	$0	$4,583
Proceeds Received on Short Sales	$0	$94,286	$121,145
Premiums Received on Written Options	$899,148	$13,317	$11,488

18	PIMCO Funds	Total Return Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	Total Return Fund	Total Return Fund II	Total Return Fund III

Investment Income:
Interest	$8,282,491	$126,615	$123,459
Dividends	1,523	5,644	2,237
Dividends from Affiliate investments	7,209	1,107	931
Miscellaneous income	173	0	3
Total Income	8,291,396	133,366	126,630

Expenses:
Investment advisory fees	458,034	7,266	6,694
Supervisory and administrative fees	454,415	7,265	6,695
Distribution and/or servicing fees - Administrative Class	71,066	212	123
Distribution and/or servicing fees - Class D	31,024	0	0
Distribution and/or servicing fees - Other Classes	153,214	0	0
Trustees’ fees	400	6	6
Interest expense	12,853	990	894
Miscellaneous expense	1,017	20	10
Total Expenses	1,182,023	15,759	14,422

Net Investment Income	7,109,373	117,607	112,208

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,690,477	35,740	31,370
Net realized gain on Affiliate investments	175	8	19
Net realized gain on futures contracts, written options and swaps	5,661,907	108,373	94,490
Net realized gain (loss) on foreign currency transactions	(742,735)	0	1,263
Net change in unrealized appreciation on investments	9,192,121	138,924	178,933
Net change in unrealized appreciation (depreciation) on Affiliate investments	64	(86)	(52)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(269,775)	(12,376)	(6,431)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	220,176	0	5,581
Net Gain	17,752,410	270,583	305,173

Net Increase in Net Assets Resulting from Operations	$24,861,783	$388,190	$417,381

Annual Report	March 31, 2010	19

Statements of Changes in Net Assets

	Total Return Fund
(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,109,373	$6,860,317
Net realized gain	8,609,649	3,158,362
Net realized gain on Affiliate investments	175	164
Net change in unrealized appreciation (depreciation)	9,142,522	(6,426,770)
Net change in unrealized appreciation (depreciation) on Affiliate investments	64	0
Net increase resulting from operations	24,861,783	3,592,073

Distributions to Shareholders:
From net investment income
Institutional Class	(5,012,322)	(4,400,193)
Class P	(138,519)	(7,532)
Administrative Class	(1,272,321)	(1,274,447)
Class D	(533,770)	(355,095)
Other Classes	(1,282,834)	(984,953)
From net realized capital gains
Institutional Class	(1,167,844)	(3,725,694)
Class P	(44,773)	(8,643)
Administrative Class	(306,162)	(1,101,175)
Class D	(145,013)	(326,766)
Other Classes	(365,756)	(975,356)

Total Distributions	(10,269,314)	(13,159,854)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	51,459,061	34,038,740
Class P	5,942,583	370,932
Administrative Class	10,839,047	9,155,953
Class D	9,610,550	5,318,837
Other Classes	21,996,972	14,334,632
Issued as reinvestment of distributions
Institutional Class	5,616,991	7,466,015
Class P	67,874	15,510
Administrative Class	1,473,725	2,099,308
Class D	636,306	651,567
Other Classes	1,275,914	1,467,397
Cost of shares redeemed
Institutional Class	(26,437,459)	(25,852,757)
Class P	(1,055,495)	(90,582)
Administrative Class	(7,060,463)	(10,025,357)
Class D	(3,589,674)	(2,552,605)
Other Classes	(10,328,469)	(7,456,138)
Net increase resulting from Fund share transactions	60,447,463	28,941,452

Fund Redemption Fee	16	3

Total Increase (Decrease) in Net Assets	75,039,948	19,373,674

Net Assets:
Beginning of year	145,141,629	125,767,955
End of year*	$220,181,577	$145,141,629
*Including (overdistributed) net investment income of:	$(988,548)	$(603,922)

20	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Total Return Fund II		Total Return Fund III
Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$117,607	$123,551	$112,208	$116,821
144,113	27,807	127,123	39,755
8	4	19	0
126,548	(106,529)	178,083	(132,610)
(86)	0	(52)	4
388,190	44,833	417,381	23,970

(132,750)	(122,555)	(129,670)	(120,235)
0	0	(30)	0
(3,822)	(3,516)	(2,203)	(1,421)
0	0	0	0
0	0	0	0

(15,388)	(89,669)	0	(103,807)
0	0	0	0
(463)	(2,482)	0	(1,143)
0	0	0	0
0	0	0	0

(152,423)	(218,222)	(131,903)	(226,606)

1,115,220	1,049,111	1,114,117	509,527
10	0	4,140	10
27,979	39,298	35,456	19,280
0	0	0	0
0	0	0	0

119,873	182,113	115,372	209,775
0	0	27	0
4,273	5,903	2,164	2,485
0	0	0	0
0	0	0	0

(871,157)	(813,318)	(699,038)	(574,651)
0	0	(387)	0
(24,951)	(42,006)	(6,753)	(8,069)
0	0	0	0
0	0	0	0
371,247	421,101	565,098	158,357

0	0	0	0

607,014	247,712	850,576	(44,279)

2,607,039	2,359,327	2,220,568	2,264,847
$3,214,053	$2,607,039	$3,071,144	$2,220,568
$(2,461)	$(5,785)	$(1,829)	$(7,721)

Annual Report	March 31, 2010	21

Summary Schedule of Investments  Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
BANK LOAN OBLIGATIONS
Total Bank Loan Obligations (n) (Cost $487,809)		$493,595	0.2%
CORPORATE BONDS & NOTES

BANKING & FINANCE
American International Group, Inc.
0.321% - 8.250% due 09/27/2010 - 03/15/2087	$2,231,773	2,099,691	1.0%
Citigroup, Inc.
0.340% - 8.500% due 05/18/2010 - 07/15/2039	2,873,583	2,995,182	1.4%
JPMorgan Chase Bank N.A.
0.587% - 6.000% due 06/13/2016 - 10/01/2017	354,485	374,496	0.2%
Lloyds TSB Bank PLC
5.800% - 12.000% due 01/13/2020 - 12/29/2049	1,266,600	1,406,494	0.6%
Merrill Lynch & Co., Inc.
0.449% - 7.750% due 05/12/2010 - 05/14/2038	2,120,377	2,223,162	1.0%
Morgan Stanley
0.349% - 7.300% due 05/07/2010 - 08/09/2026	1,816,625	1,843,339	0.9%
Royal Bank of Scotland Group PLC
0.512% - 7.648% due 02/01/2011 - 10/29/2049	1,871,512	1,802,607	0.8%
Other Banking & Finance (a)(n)(o)(s)		26,946,815	12.2%

Total Banking & Finance		39,691,786	18.1%

INDUSTRIALS
Total Industrials (a)(e)(n)(o)(s)		10,802,762	4.9%
UTILITIES

Total Utilities (n)		3,986,116	1.8%

Total Corporate Bonds & Notes (Cost $51,196,878)		54,480,664	24.8%

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (n) (Cost $64,729)		66,389	0.0%
MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (a)(c)(h)(n)(s) (Cost $5,483,547)		5,685,138	2.6%
U.S. GOVERNMENT AGENCIES
Fannie Mae
5.500% due 05/01/2034	1,198,514	1,271,341	0.6%
5.500% due 05/01/2040	1,893,200	1,987,269	0.9%
6.000% due 07/01/2037	769,865	818,983	0.4%
6.000% due 08/01/2037	975,066	1,037,365	0.5%
6.000% due 09/01/2037	2,100,807	2,234,885	1.0%
6.000% due 10/01/2037	955,007	1,015,904	0.5%
6.000% due 05/01/2038	1,852,481	1,970,580	0.9%
0.000% - 1000.000% due 10/01/2010 - 01/25/2048 (b)(d)(o)(p)	15,356,885	16,227,073	7.3%
Freddie Mac
6.000% due 05/01/2040	885,000	946,397	0.4%
0.269% - 1007.500% due 06/01/2010 - 07/01/2047 (b)	2,540,927	2,638,559	1.2%
Other U.S. Government Agencies (b)(n)		1,993,095	0.9%

Total U.S. Government Agencies (Cost $31,256,394)		32,141,451	14.6%

22	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY OBLIGATIONS
U.S. Treasury Notes
0.750% due 11/30/2011 (o)(p)		$5,778,289	$5,772,199	2.6%
0.875% due 01/31/2012		1,187,400	1,186,426	0.5%
1.000% due 10/31/2011 (p)		1,932,043	1,939,365	0.9%
1.375% due 11/15/2012		1,242,000	1,242,001	0.6%
3.250% due 03/31/2017		1,420,300	1,418,082	0.6%
3.625% due 02/15/2020 (o)		1,588,800	1,562,238	0.7%
0.875% - 3.625% due 02/29/2012 - 11/15/2019 (o)		1,325,845	1,324,078	0.6%
Other U.S. Treasury Obligations (i)(n)(o)(p)			2,339,316	1.1%

Total U.S. Treasury Obligations (Cost $16,932,638)			16,783,705	7.6%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities (b)(n)(s) (Cost $9,011,148)			8,681,665	3.9%
ASSET-BACKED SECURITIES
SLM Student Loan Trust
1.749% due 04/25/2023		1,196,727	1,239,089	0.6%
Other Asset-Backed Securities (a)(n)(s)			1,313,533	0.6%

Total Asset-Backed Securities (Cost $2,559,168)			2,552,622	1.2%

SOVEREIGN ISSUES
Total Sovereign Issues (n) (Cost $805,585)			836,070	0.4%
FOREIGN CURRENCY-DENOMINATED ISSUES
American International Group, Inc.
0.506% - 1.490% due 12/21/2011 - 10/22/2012	JPY	20,900,000	205,475	0.2%
0.580% due 03/23/2012	SEK	20,000	2,473	0.0%
0.820% - 8.000% due 04/26/2011 - 05/22/2068	EUR	167,300	194,619	0.1%
2.875% due 06/20/2011	CHF	15,000	14,172	0.0%
4.900% due 06/02/2014	CAD	8,900	8,149	0.0%
5.000% - 8.625% due 10/04/2010 - 05/22/2068	GBP	309,500	378,802	0.2%
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012 - 01/01/2017	BRL	7,886,282	4,250,786	2.0%
Canada Government Bond
2.000% - 5.500% due 06/01/2010 - 06/01/2020	CAD	2,101,800	2,028,475	0.6%
Citigroup, Inc.
0.795% - 6.400% due 03/27/2013 - 02/25/2030	EUR	202,925	263,368	0.2%
5.125% - 5.875% due 12/12/2018 - 07/01/2024	GBP	10,600	14,338	0.0%
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	5,400	7,251	0.0%
5.375% due 09/28/2016	GBP	250	395	0.0%
Merrill Lynch & Co., Inc.
0.959% - 1.124% due 03/22/2011 - 07/22/2014	EUR	17,400	22,508	0.0%
7.750% due 04/30/2018	GBP	850	1,459	0.0%
Morgan Stanley
0.959% - 6.500% due 04/15/2011 - 04/13/2016	EUR	67,519	85,886	0.1%
2.000% due 11/17/2011	CHF	20,000	19,093	0.0%
4.550% due 03/01/2013	AUD	1,200	1,055	0.0%
5.125% - 7.500% due 04/11/2011 - 11/30/2015	GBP	300	475	0.0%

See Accompanying Notes	Annual Report	March 31, 2010	23

Summary Schedule of Investments  Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
Royal Bank of Scotland Group PLC
4.556% - 7.500% due 04/06/2011 - 03/29/2049	GBP	17,846	$22,506	0.0%
5.750% - 7.092% due 05/21/2014 - 10/29/2049	EUR	2,950	2,655	0.0%
6.666% due 12/31/2049	CAD	800	561	0.0%
Other Foreign Currency-Denominated Issues (a)(n)(s)			4,393,237	2.0%

Total Foreign Currency-Denominated Issues (Cost $11,411,016)			11,917,738	5.4%

		SHARES
COMMON STOCKS
Royal Bank of Scotland Group PLC (f)		152,458,242	101,796	0.1%

Total Common Stocks (Cost $88,885)			101,796	0.1%

CONVERTIBLE PREFERRED SECURITIES
American International Group, Inc.
8.500% due 08/01/2011		446,800	4,566	0.0%
Other Convertible Preferred Securities (n)			75,151	0.0%

Total Convertible Preferred Securities (Cost $31,482)			79,717	0.0%

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Royal Bank of Scotland Group PLC
0.829% due 07/19/2010		$210,900	210,900	0.1%
Other Certificates of Deposit (n)			553,059	0.2%

Total Certificates of Deposit			763,959	0.3%

COMMERCIAL PAPER
Banco Bilbao Vizcaya Argentaria S.A.
0.200% - 0.280% due 04/15/2010 - 06/22/2010		995,500	995,149	0.5%
Bank of America Corp.
0.170% - 0.180% due 04/05/2010		725,000	724,986	0.3%
Bank of Nova Scotia
0.160% - 0.170% due 04/01/2010 - 04/06/2010		960,500	960,489	0.4%
Barclays U.S. Funding LLC
0.150% - 0.260% due 04/01/2010 - 06/15/2010		1,500,700	1,500,408	0.7%
BNP Paribas Finance, Inc.
0.180% - 0.210% due 04/01/2010 - 04/15/2010		801,000	800,976	0.4%
Citigroup Funding, Inc.
0.190% - 0.250% due 04/07/2010 - 04/27/2010		770,000	769,928	0.4%
Dexia Credit Local S.A.
0.210% due 04/01/2010		1,000,000	1,000,000	0.4%
DnB NOR Bank ASA
0.165% - 0.170% due 04/06/2010		810,000	809,982	0.4%
Fannie Mae
0.150% - 0.279% due 05/17/2010 - 09/15/2010		1,490,800	1,490,185	0.7%

24	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
Federal Home Loan Bank
0.057% - 0.185% due 04/01/2010 - 06/25/2010	$1,526,030	$1,525,970	0.7%
Freddie Mac
0.000% - 0.230% due 04/01/2010 - 08/03/2010	278,539	278,424	0.1%
Intesa Sanpaolo SpA
0.160% - 0.180% due 04/01/2010 - 04/06/2010	1,000,000	999,987	0.4%
Nordea North America, Inc.
0.170% - 0.200% due 04/02/2010 - 04/14/2010	1,053,000	1,052,949	0.5%
Rabobank USA Financial Corp.
0.100% - 0.170% due 04/01/2010	4,000,000	4,000,000	1.8%
Royal Bank of Scotland Group PLC
0.210% due 04/15/2010	400,000	399,967	0.2%
Societe Generale N.A.
0.150% - 0.215% due 04/01/2010 - 05/18/2010	2,200,000	2,199,923	1.0%
Straight-A Funding LLC
0.160% - 0.220% due 04/05/2010 - 06/09/2010	1,566,669	1,565,932	0.7%
Other Commercial Paper (n)		4,426,421	2.0%

Total Commercial Paper		25,501,676	11.6%

REPURCHASE AGREEMENTS
Banc of America Securities LLC
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.000% due 02/28/2017 valued at $278,628. Repurchase proceeds are $272,700.)	272,700	272,700	0.1%
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 4.625% due 01/15/2013 - 11/15/2016 valued at $1,910,286. Repurchase proceeds are $1,857,402.)	1,857,400	1,857,400	0.8%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $51,514. Repurchase proceeds are $50,000.)	50,000	50,000	0.0%
0.110% due 04/01/2010 (Dated 03/26/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.375% due 01/31/2012 - 10/31/2014 valued at $184,471. Repurchase proceeds are $179,101.)	179,100	179,100	0.1%
0.120% due 04/01/2010 (Dated 03/26/2010. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $15,433. Repurchase proceeds are $15,100.)	15,100	15,100	0.0%
0.140% due 04/01/2010 (Dated 03/26/2010. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2019 valued at $12,519. Repurchase proceeds are $12,200.)	12,200	12,200	0.0%
0.140% due 04/08/2010 (Dated 03/24/2010. Collateralized by U.S. Treasury Notes 0.875% - 3.250% due 05/31/2011 - 02/28/2017 valued at $1,014,141. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.150% due 04/16/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 3.000% due 10/15/2012 - 02/28/2017 valued at $1,025,667. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%

See Accompanying Notes	Annual Report	March 31, 2010	25

Summary Schedule of Investments  Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $63,449. Repurchase proceeds are $61,700.)	$61,700	$61,700	0.0%
Barclays Capital, Inc.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $112,303. Repurchase proceeds are $110,100.)	110,100	110,100	0.1%
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 2.375% due 04/15/2011 - 01/15/2026 valued at $620,852. Repurchase proceeds are $608,201.)	608,200	608,200	0.3%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $138,788. Repurchase proceeds are $134,900.)	134,900	134,900	0.1%
0.140% due 04/06/2010 (Dated 03/23/2010. Collateralized by Freddie Mac 0.089% due 06/01/2010 valued at $509,992. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/07/2010 (Dated 03/17/2010. Collateralized by Freddie Mac 2.000% - 2.180% due 04/23/2012 - 06/15/2012 valued at $727,349; U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $307,345; and U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $424,741. Repurchase proceeds are $1,436,006.)	1,436,000	1,436,000	0.7%
0.140% due 04/08/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% - 2.000% due 04/15/2010 - 07/15/2014 valued at $1,019,285. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.140% due 04/08/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 2.186% due 05/07/2012 valued at $221,630; Federal Home Loan Bank 0.750% due 07/08/2011 valued at $4,548; and Freddie Mac 0.160% - 5.625% due 05/04/2011 - 11/23/2035 valued at $289,013. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/09/2010 (Dated 03/10/2010. Collateralized by Fannie Mae 2.186% due 05/07/2012 valued at $275,448; Federal Home Loan Bank 0.750% - 0.800% due 04/30/2010 - 07/08/2011 valued at $491,335; Freddie Mac 0.160% - 0.200% due 05/04/2011 - 01/25/2012 valued at $252,997; U.S. Treasury Notes 3.375% - 3.625% due 08/15/2019 - 11/15/2019 valued at $506,097. Repurchase proceeds are $1,500,006.)	1,500,000	1,500,000	0.7%
0.140% due 04/12/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% - 3.500% due 01/15/2011 - 07/15/2014 valued at $1,017,778. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.150% due 04/05/2010 (Dated 03/09/2010. Collateralized by Fannie Mae 2.180% due 04/23/2012 valued at $76,510; Federal Home Loan Bank 0.800% due 04/30/2010 valued at $255,020; and Freddie Mac 0.160% - 2.170% due 04/30/2010 - 05/07/2012 valued at $586,158. Repurchase proceeds are $900,004.)	900,000	900,000	0.4%

26	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.150% due 04/05/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.750% due 08/31/2011 - 02/15/2019 valued at $1,021,131. Repurchase proceeds are $1,000,004.)	$1,000,000	$1,000,000	0.5%
0.150% due 04/13/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.000% due 09/30/2011 - 11/30/2013 valued at $815,298. Repurchase proceeds are $800,003.)	800,000	800,000	0.4%
0.150% due 04/15/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.500% due 07/31/2010 - 01/31/2014 valued at $1,006,171. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.150% due 04/16/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.750% due 07/31/2010 - 01/31/2014 valued at $510,357. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.160% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.500% due 01/15/2011 valued at $243,799. Repurchase proceeds are $238,901.)	238,900	238,900	0.1%
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by Ginnie Mae 5.500% due 08/20/2039 valued at $2,136. Repurchase proceeds are $2,100.)	2,100	2,100	0.0%
0.170% due 04/15/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% - 3.500% due 01/15/2011 - 01/15/2025 valued at $2,044,403. Repurchase proceeds are $2,000,009.)	2,000,000	2,000,000	0.9%
BNP Paribas Bank
0.120% due 04/05/2010 (Dated 03/10/2010. Collateralized by U.S. Treasury Bonds 4.375% - 6.125% due 02/15/2026 - 11/15/2039 valued at $201,757 and U.S. Treasury Notes 1.000% - 4.875% due 12/31/2011 - 09/30/2016 valued at $809,081. Repurchase proceeds are $1,000,003.)	1,000,000	1,000,000	0.5%
0.140% due 04/07/2010 (Dated 03/17/2010. Collateralized by U.S. Treasury Bonds 5.250% due 11/15/2028 valued at $100,768 and U.S. Treasury Notes 0.875% - 3.000% due 02/28/2011 - 08/31/2016 valued at $770,408. Repurchase proceeds are $859,003.)	859,000	859,000	0.4%
0.140% due 04/23/2010 (Dated 03/25/2010. Collateralized by U.S. Treasury Bonds 3.500% - 6.250% due 08/15/2028 - 05/15/2039 valued at $1,013,740 and U.S. Treasury Notes 0.750% - 4.875% due 07/31/2011 - 11/30/2011 valued at $309,933. Repurchase proceeds are $1,289,205.)	1,289,200	1,289,200	0.6%
Citigroup Global Markets, Inc.
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $6,937. Repurchase proceeds are $6,800.)	6,800	6,800	0.0%
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 02/29/2016 valued at $604,742 Repurchase proceeds are $590,800.)	590,800	590,800	0.3%
0.080% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $467,496. Repurchase proceeds are $463,801.)	463,800	463,800	0.2%

See Accompanying Notes	Annual Report	March 31, 2010	27

Summary Schedule of Investments  Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.100% due 04/01/2010 (Dated 03/31/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $131,115. Repurchase proceeds are $128,200.)	$128,200	$128,200	0.1%
0.150% due 04/01/2010 (Dated 02/16/2010. Collateralized by Fannie Mae 5.120% - 6.000% due 02/01/2037 - 02/01/2038 valued at $177,026 and Freddie Mac 5.744% due 06/01/2037 valued at $58,506. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.150% due 04/01/2010 (Dated 03/03/2010. Collateralized by Freddie Mac 4.000% - 5.278% due 05/01/2024 - 09/01/2038 valued at $203,512. Repurchase proceeds are $200,001.)	200,000	200,000	0.1%
0.150% due 04/01/2010 (Dated 03/11/2010. Collateralized by Fannie Mae 5.000% - 6.000% due 03/01/2023 - 08/01/2039 valued at $203,465. Repurchase proceeds are $200,001.)	200,000	200,000	0.1%
0.150% due 04/20/2010 (Dated 01/20/2010. Collateralized by Freddie Mac 3.655% due 06/08/2016 valued at $25,839. Repurchase proceeds are $25,000.)	25,000	25,000	0.0%
0.155% due 04/01/2010 (Dated 02/17/2010. Collateralized by Fannie Mae 5.000% due 05/01/2033 valued at $89,440. Repurchase proceeds are $90,000.)	90,000	90,000	0.0%
0.160% due 04/06/2010 (Dated 02/19/2010. Collateralized by Fannie Mae 4.000% - 7.000% due 08/01/2023 - 06/01/2038 valued at $256,099. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.160% due 04/12/2010 (Dated 02/23/2010. Collateralized by Fannie Mae 3.978% - 6.000% due 03/01/2037 - 01/01/2040 valued at $153,337 and Freddie Mac 4.500% -5.603% due 07/01/2033 - 08/01/2038 valued at $102,650. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.160% due 04/16/2010 (Dated 02/19/2010. Collateralized by Fannie Mae 4.000% - 5.000% due 06/01/2024 - 12/01/2039 valued at $279,641 and Freddie Mac 6.126% due 09/01/2037 valued at $3,148. Repurchase proceeds are $279,001.)	279,000	279,000	0.1%
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $4,486. Repurchase proceeds are $4,400.)	4,400	4,400	0.0%
0.180% due 04/05/2010 (Dated 04/01/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $23,852. Repurchase proceeds are $23,300.)	23,300	23,300	0.0%
Credit Suisse Securities (USA) LLC
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% - 2.750% due 08/31/2010 - 11/30/2016 valued at $370,177. Repurchase proceeds are $361,900.)	361,900	361,900	0.2%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% - 3.000% due 06/30/2014 - 02/28/2017 valued at $23,148. Repurchase proceeds are $22,600.)	22,600	22,600	0.0%

28	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.130% due 04/08/2010 (Dated 03/24/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.875% due 08/15/2017 - 05/15/2038 valued at $689,188 and U.S. Treasury Notes 3.125% - 3.875% due 08/31/2013 - 05/15/2018 valued at $330,944. Repurchase proceeds are $1,000,004.)	$1,000,000	$1,000,000	0.5%
0.140% due 04/08/2010 (Dated 03/09/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.000% due 11/15/2021 - 02/15/2038 valued at $509,368. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/09/2010 (Dated 03/10/2010. Collateralized by U.S. Treasury Notes 2.375% - 4.500% due 08/31/2010 - 02/15/2016 valued at $509,733. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/12/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Notes 1.750% - 2.750% due 11/15/2011 - 01/31/2014 valued at $510,448. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/01/2010 (Dated 03/03/2010. Collateralized by Fannie Mae 2.930% due 09/29/2014 valued at $98,697. Repurchase proceeds are $98,000.)	98,000	98,000	0.0%
0.150% due 04/05/2010 (Dated 03/16/2010. Collateralized by U.S. Treasury Notes 3.375% - 3.875% due 07/31/2013 - 05/15/2018 valued at $510,647. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/06/2010 (Dated 03/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $511,296. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.160% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.125% due 10/31/2016 valued at $36,170. Repurchase proceeds are $35,300.)	35,300	35,300	0.0%
Deutsche Bank AG
0.130% due 04/09/2010 (Dated 03/10/2010. Collateralized by Fannie Mae 2.400% - 4.750% due 08/24/2012 - 11/19/2012 valued at $516,277 and Federal Home Loan Bank 0.900% due 04/08/2010 valued at $504,472. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.140% due 04/01/2010 (Dated 03/26/2010. Collateralized by Fannie Mae 0.000% due 12/30/2010 valued at $14,896. Repurchase proceeds are $14,600.)	14,600	14,600	0.0%
Goldman Sachs & Co.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by Fannie Mae 1.100% - 6.625% due 02/03/2012 - 11/15/2030 valued at $470,311; Federal Home Loan Bank 4.900% due 01/29/2024 valued at $133,045; and Freddie Mac 1.875% - 3.000% due 03/08/2013 - 12/30/2014 valued at $251,355. Repurchase proceeds are $830,000.)	830,000	830,000	0.4%
0.140% due 04/05/2010 (Dated 03/11/2010. Collateralized by Fannie Mae 5.000% - 6.000% due 01/01/2039 - 07/01/2039 valued at $260,486. Repurchase proceeds are $253,001.)	253,000	253,000	0.1%

See Accompanying Notes	Annual Report	March 31, 2010	29

Summary Schedule of Investments  Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.140% due 04/05/2010 (Dated 03/10/2010. Collateralized by Fannie Mae 4.000% - 5.500% due 06/01/2024 - 09/01/2038 valued at $1,003,803. Repurchase proceeds are $1,000,004.)	$1,000,000	$1,000,000	0.5%
0.150% due 04/06/2010 (Dated 03/15/2010. Collateralized by Fannie Mae 5.500% due 06/01/2036 - 05/01/2039 valued at $209,664; Freddie Mac 5.000% - 5.500% due 06/01/2036 - 12/01/2036 valued at $294,227; and Ginnie Mae 5.000% due 03/15/2038 - 06/15/2039 valued at $498,118. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.180% due 05/03/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 5.500% due 06/01/2037 valued at $76,797. Repurchase proceeds are $75,000.)	75,000	75,000	0.0%
0.190% due 05/18/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 5.500% due 11/01/2038 valued at $68,934; Freddie Mac 5.000% - 6.000% due 03/01/2038 - 12/01/2038 valued at $178,596; and Ginnie Mae 4.500% - 5.000% due 07/15/2039 valued at $327,868. Repurchase proceeds are $575,003.)	575,000	575,000	0.3%
0.190% due 05/21/2010 (Dated 03/24/2010. Collateralized by Ginnie Mae 5.000% due 06/15/2039 - 08/15/2039 valued at $155,981. Repurchase proceeds are $155,001.)	155,000	155,000	0.1%
Greenwich Capital Markets, Inc.
0.150% due 04/05/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $340,817 and U.S. Treasury Notes 2.750% - 4.625% due 12/31/2011 - 10/31/2013 valued at $371,474. Repurchase proceeds are $700,003.)	700,000	700,000	0.3%
0.160% due 04/06/2010 (Dated 03/15/2010. Collateralized by Federal Home Loan Bank 0.750% due 01/18/2011 valued at $510,242. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.160% due 04/13/2010 (Dated 03/17/2010. Collateralized by U.S. Treasury Notes 1.000% due 08/31/2011 valued at $254,928. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
JPMorgan Chase Bank N.A.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by Freddie Mac 0.189% due 05/01/2012 valued at $6,130. Repurchase proceeds are $6,000.)	6,000	6,000	0.0%
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $8,162. Repurchase proceeds are $8,000.)	8,000	8,000	0.0%
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% - 1.500% due 08/31/2011 - 12/31/2013 valued at $1,869,050. Repurchase proceeds are $1,829,501.)	1,829,500	1,829,500	0.8%
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.500% due 07/15/2016 valued at $199,504. Repurchase proceeds are $194,300.)	194,300	194,300	0.1%
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $221,876. Repurchase proceeds are $217,000.)	217,000	217,000	0.1%

30	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $3,270. Repurchase proceeds are $3,200.)	$3,200	$3,200	0.0%
0.150% due 04/15/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.375% due 01/15/2012 valued at $255,446. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.160% due 04/15/2010 (Dated 03/30/2010. Collateralized by Fannie Mae 7.125% due 06/15/2010 valued at $255,943. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
Morgan Stanley
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $105. Repurchase proceeds are $100.)	100	100	0.0%
0.070% due 04/01/2010 (Dated 03/31/2010. Collateralized by Freddie Mac 0.189% - 0.190% due 02/10/2012 - 05/01/2012 valued at $1,431,784. Repurchase proceeds are $1,396,503.)	1,396,500	1,396,500	0.6%
0.120% due 04/01/2010 (Dated 03/26/2010. Collateralized by Fannie Mae 1.750% due 04/15/2011 valued at $15,115. Repurchase proceeds are $14,800.)	14,800	14,800	0.0%
0.130% due 04/05/2010 (Dated 03/29/2010. Collateralized by Fannie Mae 1.000% - 6.625% due 06/21/2010 - 03/09/2015 valued at $189,977; Federal Home Loan Bank 0.500% - 5.750% due 07/22/2010 - 06/12/2026 valued at $186,752; and Freddie Mac 0.151% - 5.625% due 07/12/2010 - 11/23/2035 valued at $135,202. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/06/2010 (Dated 03/17/2010. Collateralized by U.S. Treasury Notes 0.750% - 2.375% due 11/30/2011 - 08/31/2014 valued at $599,932. Repurchase proceeds are $591,002.)	591,000	591,000	0.3%
0.140% due 04/09/2010 (Dated 03/10/2010. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $38,231; U.S. Treasury Inflation Protected Securities 0.875% - 3.875% due 04/15/2010 - 04/15/2029 valued at $330,332; and U.S. Treasury Notes 2.750% - 3.000% due 02/28/2017 - 02/15/2019 valued at $141,732. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/07/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 0.373% - 6.000% due 06/29/2012 - 04/30/2037 valued at $125,743; Federal Farm Credit Bank 0.400% - 4.300% due 12/06/2010 - 02/11/2016 valued at $285,913; Federal Home Loan Bank 0.375% - 5.250% due 06/04/2010 - 11/02/2029 valued at $262,577; and Freddie Mac 0.000% - 5.200% due 04/20/2011 - 02/26/2024 valued at $92,695. Repurchase proceeds are $750,003.)	750,000	750,000	0.3%
0.150% due 04/12/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.375% due 05/31/2011 - 08/31/2014 valued at $509,185. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/19/2010 (Dated 01/19/2010. Collateralized by Fannie Mae 5.500% due 12/27/2022 valued at $42,359 and Freddie Mac 2.750% - 4.250% due 04/29/2014 - 12/12/2018 valued at $61,055. Repurchase proceeds are $100,000.)	100,000	100,000	0.0%

See Accompanying Notes	Annual Report	March 31, 2010	31

Summary Schedule of Investments  Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.160% due 04/13/2010 (Dated 03/17/2010. Collateralized by Federal Home Loan Bank 1.250% due 08/06/2012 valued at $150,808 and Freddie Mac 1.250% due 02/03/2012 valued at $63,787. Repurchase proceeds are $210,001.)	$210,000	$210,000	0.1%
0.170% due 04/06/2010 (Dated 03/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 3.875% due 01/15/2016 - 02/15/2040 valued at $386,532 and U.S. Treasury Notes 0.875% - 1.875% due 02/28/2011 - 02/28/2014 valued at $379,526. Repurchase proceeds are $750,004.)	750,000	750,000	0.3%
0.180% due 04/15/2010 (Dated 03/15/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.500% due 05/15/2010 - 12/31/2013 valued at $1,020,585. Repurchase proceeds are $1,000,005.)	1,000,000	1,000,000	0.4%
0.180% due 06/16/2010 (Dated 03/16/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.000% due 03/31/2011 - 02/15/2015 valued at $468,565. Repurchase proceeds are $461,002.)	461,000	461,000	0.2%
0.190% due 06/16/2010 (Dated 03/16/2010. Collateralized by Freddie Mac 0.164% - 0.200% due 05/17/2010 - 07/12/2010 valued at $188,812. Repurchase proceeds are $185,001.)	185,000	185,000	0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $4,923. Repurchase proceeds are $4,826.)	4,826	4,826	0.0%
TD Securities (USA) LLC
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% - 0.143% due 05/13/2010 - 05/20/2010 valued at $510,109. Repurchase proceeds are $500,000.)	500,000	500,000	0.2%
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bonds 4.250% - 5.500% due 08/15/2028 - 05/15/2039 valued at $90,149 and U.S. Treasury Notes 1.375% due 11/15/2012 valued at $47,825. Repurchase proceeds are $135,000.)	135,000	135,000	0.1%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bonds 8.125% - 8.750% due 08/15/2020 - 05/15/2021 valued at $716,746. Repurchase proceeds are $700,001.)	700,000	700,000	0.3%
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Bonds 4.250% - 8.125% due 05/15/2021 - 05/15/2039 valued at $817,057. Repurchase proceeds are $800,004.)	800,000	800,000	0.4%
UBS Securities LLC
0.140% due 04/15/2010 (Dated 02/19/2010. Collateralized by Federal Home Loan Bank 0.800% due 05/17/2010 valued at $403,184 and Freddie Mac 1.722% due 05/10/2011 valued at $110,012. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%

Total Repurchase Agreements		46,314,526	21.0%

32	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS
0.144% due 04/22/2010 - 09/02/2010 (g)(k)(l)(m)(o)(p)	$4,775,823	$4,774,544	2.2%
U.S. TREASURY CASH MANAGEMENT BILLS
0.150% due 04/19/2010 (c)	1,659,850	1,659,725	0.8%

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO
Total Short-Term Floating NAV Portfolio (j)	1,649,914	16,520,591	7.5%

Total Short-Term Instruments (Cost $95,534,886)		95,535,021	43.4%

Total Investments (Cost $224,864,165)		$229,355,571	104.2%

Written Options (r) (Premiums $899,148)		(308,740)	(0.1%)

Other Assets and Liabilities (Net)		(8,865,254)	(4.1%)

Net Assets		$220,181,577	100.0%

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The grouping contains securities in default.
(b)	The grouping contains interest only securities.
(c)	The grouping contains when-issued securities.
(d)	The group contains principal only securities.
(e)	The group contains payment in-kind bond securities.
(f)	Non-income producing security.
(g)	Coupon represents a weighted average rate.
(h)	The group contains securities which become interest bearing at a future date.
(i)	The group contains securities in which the principal amount is adjusted for inflation.
(j)	Affiliated to the Fund.
(k)	Securities with an aggregate market value of $780 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(l)	Securities with an aggregate market value of $5,751 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(m)	Securities with an aggregate market value of $74,386 and cash of $8,500 have been pledged as collateral for delayed-delivery mortgage-backed securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.
(n)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2010.
(o)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $3,164,274 at a weighted average interest rate of 0.317%. On March 31, 2010, securities valued at $870,816 were pledged as collateral for reverse repurchase agreements.
(p)	Securities with an aggregate market value of $840,972 and cash of $56 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers’ Acceptance June Futures	Long	06/2010	1,000	$(298)
90-Day Eurodollar December Futures	Long	12/2010	101,982	87,642
90-Day Eurodollar June Futures	Long	06/2010	203,262	170,620

See Accompanying Notes	Annual Report	March 31, 2010	33

Summary Schedule of Investments  Total Return Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2011	2,216	$4,625
90-Day Eurodollar September Futures	Long	09/2010	128,558	62,238
Canada Government 10-Year Bond June Futures	Long	06/2010	295	(5)
Euro-Bobl June Futures	Long	06/2010	41,748	19,939
Euro-Bund 10-Year Bond June Futures	Long	06/2010	20,785	17,727
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	1,829	170
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 120.000	Short	06/2010	1,829	52
U.S. Treasury 2-Year Note June Futures	Long	06/2010	123,071	(22,988)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	38,655	(31,408)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	145,899	(77,961)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	9,572	2,287
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	17,248	14,153
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	9,370	1,281
United Kingdom Long Gilt June Futures	Short	06/2010	3,000	(2,810)

				$245,264

(q)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.530%	)	12/20/2016	0.879%	$10,000	$210	$0	$210
ABX Financing Co.	MSC	(0.640%	)	12/20/2016	0.879%	2,300	27	169	(142)
Alcoa, Inc.	BOA	(1.290%	)	09/20/2018	2.416%	1,300	97	0	97
Alcoa, Inc.	GSC	(1.320%	)	09/20/2018	2.416%	200	15	39	(24)
AmerisourceBergen Corp.	MSC	(0.600%	)	09/20/2012	0.504%	10,000	(25)	0	(25)
Anadarko Finance Co.	BOA	(0.900%	)	06/20/2011	0.355%	10,600	(74)	0	(74)
Anadarko Petroleum Corp.	CITI	(0.330%	)	03/20/2012	0.436%	1,800	4	62	(58)
Arrow Electronics, Inc.	GSC	(1.000%	)	12/20/2019	1.733%	15,000	837	0	837
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.577%	20,000	(385)	0	(385)
AutoZone, Inc.	BOA	(1.890%	)	03/20/2014	0.577%	10,000	(509)	0	(509)
AutoZone, Inc.	BOA	(0.870%	)	06/20/2016	0.739%	1,000	(7)	28	(35)
AutoZone, Inc.	BOA	(1.100%	)	09/20/2018	0.823%	15,000	(307)	0	(307)
AutoZone, Inc.	CITI	(1.030%	)	03/20/2014	0.577%	10,000	(177)	0	(177)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.823%	5,000	(183)	0	(183)
AutoZone, Inc.	UBS	(1.320%	)	09/20/2018	0.823%	7,000	(256)	0	(256)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.638%	2,000	72	37	35
Block Financial LLC	BOA	(1.550%	)	03/20/2013	0.745%	32,100	(765)	(113)	(652)
Block Financial LLC	CSFB	(1.110%	)	03/20/2013	0.745%	6,000	(66)	0	(66)
Block Financial LLC	DUB	(1.050%	)	03/20/2013	0.745%	5,000	(46)	0	(46)
Block Financial LLC	JPM	(1.270%	)	03/20/2013	0.745%	10,000	(156)	0	(156)
Boston Scientific Corp.	BCLY	(1.000%	)	03/20/2017	1.670%	1,000	40	6	34
Boston Scientific Corp.	BOA	(1.000%	)	03/20/2017	1.670%	20,805	825	0	825
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	1.457%	2,000	35	9	26
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2016	1.642%	2,000	70	12	58
Boston Scientific Corp.	UBS	(0.500%	)	06/20/2011	0.863%	10,000	43	0	43
Brunswick Corp.	BOA	(4.100%	)	09/20/2013	3.884%	18,000	(142)	0	(142)
Cardinal Health, Inc.	BCLY	(0.420%	)	12/20/2016	0.727%	13,000	241	0	241
Cardinal Health, Inc.	DUB	(0.500%	)	12/20/2016	0.727%	10,000	137	109	28
Cardinal Health, Inc.	GSC	(0.710%	)	06/20/2017	0.739%	9,600	16	0	16
CBS Corp.	JPM	(0.590%	)	09/20/2012	0.653%	15,000	21	0	21
Centex Corp.	BCLY	(1.000%	)	06/20/2016	1.180%	4,000	39	36	3

34	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Centex Corp.	BNP	(1.000%	)	06/20/2016	1.180%	$12,500	$122	$119	$3
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.112%	4,500	23	148	(125)
Centex Corp.	DUB	(1.000%	)	12/20/2017	1.261%	2,500	42	(9)	51
Centex Corp.	GSC	(1.000%	)	06/20/2014	0.965%	1,500	(3)	20	(23)
Centex Corp.	GSC	(1.000%	)	06/20/2016	1.180%	3,120	31	0	31
CenturyTel, Inc.	JPM	(1.000%	)	06/20/2017	1.612%	6,000	226	(4)	230
CenturyTel, Inc.	JPM	(1.000%	)	09/20/2019	1.852%	4,000	254	(49)	303
CAN Financial Corp.	BCLY	(0.295%	)	09/20/2011	1.496%	15,000	262	0	262
CAN Financial Corp.	BCLY	(1.390%	)	12/20/2014	2.096%	10,000	297	1,209	(912)
CAN Financial Corp.	BOA	(0.690%	)	12/20/2014	2.096%	10,300	615	0	615
CAN Financial Corp.	BOA	(4.170%	)	12/20/2014	2.096%	8,000	(716)	0	(716)
CAN Financial Corp.	BOA	(3.360%	)	09/20/2016	2.201%	6,250	(403)	0	(403)
CAN Financial Corp.	CITI	(0.470%	)	12/20/2014	2.096%	10,200	705	0	705
CAN Financial Corp.	JPM	(0.440%	)	09/20/2011	1.496%	13,500	207	255	(48)
Commercial Metals Co.	BOA	(1.430%	)	09/20/2018	2.690%	3,000	246	0	246
Commercial Metals Co.	DUB	(1.005%	)	09/20/2017	2.626%	15,660	1,526	1,369	157
Commercial Metals Co.	JPM	(1.430%	)	09/20/2018	2.690%	10,000	821	0	821
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.022%	19,000	223	1,663	(1,440)
Coventry Health Care, Inc.	DUB	(1.000%	)	03/20/2015	2.608%	7,500	521	684	(163)
CRH America, Inc.	CITI	(2.590%	)	09/20/2018	1.688%	10,000	(635)	0	(635)
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.676%	5,052	(240)	0	(240)
CSX Corp.	DUB	(1.550%	)	06/20/2017	0.654%	21,200	(1,236)	72	(1,308)
CSX Corp.	JPM	(0.165%	)	03/20/2011	0.291%	10,600	13	0	13
CVS Caremark Corp.	BOA	(0.550%	)	09/20/2016	0.621%	6,745	27	0	27
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.260%	4,700	78	431	(353)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.260%	2,300	38	198	(160)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.722%	2,000	(19)	46	(65)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	3.218%	6,200	567	574	(7)
DISH DBS Corp.	CITI	(1.000%	)	12/20/2011	1.308%	5,200	26	74	(48)
DISH DBS Corp.	DUB	(1.000%	)	12/20/2011	1.308%	11,400	57	120	(63)
Dominion Resources, Inc.	JPM	(0.385%	)	12/20/2016	0.614%	3,000	42	160	(118)
DR Horton, Inc.	BCLY	(1.000%	)	06/20/2016	1.984%	26,000	1,373	1,623	(250)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	1.968%	10,000	503	783	(280)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	1.984%	21,500	1,135	1,597	(462)
DR Horton, Inc.	DUB	(1.000%	)	03/20/2016	1.968%	3,000	151	309	(158)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.984%	4,500	238	472	(234)
DR Horton, Inc.	GSC	(1.000%	)	03/20/2014	1.695%	5,000	128	335	(207)
DR Horton, Inc.	GSC	(1.000%	)	09/20/2014	1.791%	3,000	97	163	(66)
DR Horton, Inc.	JPM	(1.000%	)	03/20/2015	1.874%	10,000	391	537	(146)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.904%	300	(1)	(5)	4
Embarq Corp.	BCLY	(1.000%	)	06/20/2016	1.280%	22,000	336	(13)	349
Embarq Corp.	BCLY	(1.650%	)	06/20/2016	1.300%	6,669	(133)	0	(133)
Embarq Corp.	BOA	(2.200%	)	06/20/2016	1.300%	4,000	(202)	0	(202)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.280%	40,500	619	(688)	1,307
Embarq Corp.	GSC	(1.000%	)	06/20/2016	1.280%	17,000	260	0	260
Enterprise Products Operating LLC	MLP	(0.200%	)	03/20/2011	0.370%	14,300	23	202	(179)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.432%	10,000	(620)	789	(1,409)
Expedia, Inc.	RBS	(4.250%	)	09/20/2016	1.390%	16,500	(2,721)	0	(2,721)
FBG Finance Ltd.	BCLY	(2.140%	)	12/20/2014	0.511%	6,000	(444)	0	(444)
Fortune Brands, Inc.	DUB	(1.000%	)	03/20/2020	1.474%	12,000	446	416	30
Frontier Communications Corp.	BCLY	(5.000%	)	03/20/2013	2.516%	10,000	(713)	(602)	(111)
GATX Financial Corp.	GSC	(1.000%	)	12/20/2012	1.311%	15,000	119	185	(66)
GATX Financial Corp.	HSBC	(1.000%	)	12/20/2012	1.311%	10,000	80	123	(43)
Genworth Financial, Inc.	BCLY	(0.879%	)	06/20/2018	2.507%	8,000	837	2,791	(1,954)
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	2.507%	4,000	392	1,260	(868)
Hanson Ltd.	BCLY	(1.000%	)	09/20/2016	1.948%	20,000	1,055	3,056	(2,001)

See Accompanying Notes	Annual Report	March 31, 2010	35

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Hanson Ltd.	BNP	(1.000%	)	03/20/2013	1.426%	$15,000	$180	$68	$112
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	1.948%	20,000	1,055	553	502
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	1.898%	33,000	1,650	1,130	520
HCP, Inc.	CITI	(5.000%	)	03/20/2018	1.637%	4,500	(1,006)	(742)	(264)
HCP, Inc.	CSFB	(0.530%	)	09/20/2011	0.863%	7,350	35	0	35
HCP, Inc.	DUB	(3.860%	)	03/20/2018	1.663%	20,000	(2,921)	1,296	(4,217)
HCP, Inc.	JPM	(0.610%	)	09/20/2011	0.863%	5,000	18	0	18
HCP, Inc.	MLP	(0.650%	)	09/20/2016	1.622%	13,500	738	0	738
Health Care REIT, Inc.	BCLY	(3.310%	)	06/20/2015	1.312%	5,000	(483)	0	(483)
Health Management Associates Inc.	BCLY	(1.000%	)	06/20/2016	2.688%	8,000	711	656	55
Health Management Associates Inc.	BCLY	(5.000%	)	06/20/2016	2.688%	7,000	(864)	(801)	(63)
HSBC Finance Corp.	DUB	(1.450%	)	06/20/2016	0.961%	10,000	(279)	3	(282)
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	0.961%	10,000	416	0	416
International Paper Co.	BCLY	(5.030%	)	06/20/2018	1.770%	20,000	(4,450)	0	(4,450)
International Paper Co.	BOA	(0.870%	)	06/20/2016	1.585%	1,400	55	177	(122)
iStar Financial, Inc.	BCLY	(0.400%	)	03/20/2012	12.927%	10,000	1,928	0	1,928
iStar Financial, Inc.	MSC	(0.600%	)	12/20/2013	11.986%	10,000	2,655	0	2,655
JC Penney Corp., Inc.	BCLY	(1.000%	)	09/20/2012	0.975%	2,200	(2)	91	(93)
Jones Apparel Group, Inc.	DUB	(1.000%	)	12/20/2014	1.401%	44,710	774	1,423	(649)
KB Home	BCLY	(5.000%	)	03/20/2015	3.093%	21,600	(1,817)	(1,584)	(233)
KB Home	BCLY	(5.000%	)	06/20/2015	3.153%	12,300	(1,041)	(936)	(105)
KB Home	BNP	(1.000%	)	06/20/2015	3.153%	5,000	484	465	19
KB Home	DUB	(1.000%	)	03/20/2014	2.791%	3,000	194	249	(55)
KB Home	DUB	(1.000%	)	03/20/2015	3.093%	5,000	453	491	(38)
KB Home	DUB	(5.000%	)	03/20/2015	3.093%	2,500	(210)	(194)	(16)
KB Home	GSC	(1.000%	)	03/20/2014	2.791%	7,000	452	329	123
Kerr-McGee Corp.	RBS	(0.160%	)	09/20/2011	0.203%	10,500	6	0	6
KeySpan Corp.	JPM	(0.450%	)	06/20/2013	0.234%	6,900	(48)	65	(113)
Kinder Morgan, Inc.	DUB	(1.000%	)	03/20/2016	1.565%	2,000	60	94	(34)
Kinder Morgan, Inc.	MSC	(1.000%	)	03/20/2016	1.565%	13,300	396	670	(274)
Kraft Foods, Inc.	BOA	(1.040%	)	06/20/2018	0.698%	5,000	(124)	8	(132)
Kraft Foods, Inc.	CITI	(0.990%	)	06/20/2018	0.698%	4,000	(85)	0	(85)
Kraft Foods, Inc.	GSC	(0.950%	)	09/20/2018	0.711%	6,000	(107)	20	(127)
Lennar Corp.	BCLY	(5.000%	)	06/20/2015	2.763%	11,000	(1,134)	(888)	(246)
Lennar Corp.	BNP	(5.000%	)	03/20/2013	2.082%	9,000	(755)	(571)	(184)
Lennar Corp.	BNP	(5.000%	)	09/20/2014	2.530%	22,000	(2,218)	(1,448)	(770)
Lennar Corp.	BNP	(1.000%	)	06/20/2015	2.763%	20,000	1,598	2,099	(501)
Lennar Corp.	DUB	(0.785%	)	12/20/2011	1.700%	9,000	138	0	138
Lennar Corp.	DUB	(1.000%	)	03/20/2013	2.082%	6,800	206	262	(56)
Lennar Corp.	DUB	(1.000%	)	06/20/2015	2.763%	3,500	280	367	(87)
Lennar Corp.	DUB	(5.000%	)	06/20/2015	2.763%	5,000	(516)	(440)	(76)
Lennar Corp.	GSC	(1.000%	)	12/20/2011	1.673%	9,000	100	224	(124)
Lennar Corp.	GSC	(1.000%	)	09/20/2014	2.530%	4,500	276	483	(207)
Lennar Corp.	GSC	(5.000%	)	06/20/2015	2.763%	4,000	(413)	(235)	(177)
Lennar Corp.	GSC	(1.000%	)	06/20/2016	2.854%	4,000	383	478	(95)
Lexmark International, Inc.	BOA	(1.400%	)	06/20/2018	1.814%	13,000	357	0	357
Lexmark International, Inc.	CITI	(3.320%	)	06/20/2013	1.268%	5,590	(361)	0	(361)
Lexmark International, Inc.	JPM	(1.190%	)	06/20/2013	1.268%	15,880	33	0	33
Liberty Media LLC	BCLY	(5.000%	)	06/20/2013	2.436%	13,000	(1,032)	(1,055)	23
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.387%	7,600	(4)	836	(840)
Ltd Brands, Inc.	BCLY	(1.000%	)	12/20/2012	1.169%	7,600	32	163	(131)
Ltd Brands, Inc.	BNP	(1.000%	)	12/20/2014	1.739%	2,500	80	193	(113)
Ltd Brands, Inc.	BNP	(1.000%	)	09/20/2017	2.086%	22,000	1,481	1,835	(354)
Ltd Brands, Inc.	BOA	(1.000%	)	12/20/2014	1.739%	10,000	319	431	(112)
Ltd Brands, Inc.	BOA	(1.000%	)	09/20/2017	2.086%	10,000	673	907	(234)

36	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ltd Brands, Inc.	DUB	(1.000%	)	09/20/2017	2.086%		$5,000	$337	$566	$(229)
Ltd Brands, Inc.	DUB	(4.800%	)	09/20/2017	2.119%		43,000	(7,241)	0	(7,241)
Ltd Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.119%		2,700	(125)	150	(275)
Ltd Brands, Inc.	RBS	(4.500%	)	09/20/2017	2.119%		18,700	(2,798)	0	(2,798)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.826%		11,810	(2,896)	0	(2,896)
Macy’s Retail Holdings, Inc.	BCLY	(7.150%	)	09/20/2015	1.826%		10,000	(2,635)	0	(2,635)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	03/20/2012	0.962%		57,400	(58)	657	(715)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2012	1.089%		13,000	25	68	(43)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2015	1.797%		9,000	350	371	(21)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2012	0.962%		15,000	(15)	144	(159)
Macy’s Retail Holdings, Inc.	BOA	(6.870%	)	03/20/2012	0.988%		7,000	(818)	0	(818)
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	1.181%		5,000	(184)	432	(616)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	09/20/2015	1.797%		3,800	148	423	(275)
Macy’s Retail Holdings, Inc.	BOA	(7.060%	)	09/20/2015	1.826%		8,000	(2,072)	0	(2,072)
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	1.231%		5,000	32	248	(216)
Macy’s Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	1.826%		10,000	(323)	1,103	(1,426)
Macy’s Retail Holdings, Inc.	RBS	(1.000%	)	12/20/2016	1.879%		15,000	757	709	48
Macy’s Retail Holdings, Inc.	RBS	(2.640%	)	09/20/2017	1.965%		22,500	(963)	1,376	(2,339)
Manpower, Inc.	GSC	(2.500%	)	06/20/2013	1.090%	EUR	45,500	(2,678)	(2,684)	6
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	1.421%		$2,200	67	400	(333)
Marriott International, Inc.	BOA	(1.650%	)	06/20/2017	1.166%		10,000	(310)	2,739	(3,049)
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	1.166%		1,400	(51)	137	(188)
Marriott International, Inc.	CITI	(0.260%	)	06/20/2012	0.613%		15,000	116	0	116
Marriott International, Inc.	DUB	(1.880%	)	12/20/2015	1.096%		5,000	(208)	577	(785)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	06/20/2019	1.206%		15,300	234	0	234
Masco Corp.	BNP	(1.000%	)	09/20/2012	1.119%		18,100	47	196	(149)
Masco Corp.	CITI	(4.240%	)	03/20/2017	1.894%		9,020	(1,264)	0	(1,264)
Masco Corp.	DUB	(1.000%	)	09/20/2012	1.119%		15,000	39	360	(321)
Masco Corp.	GSC	(1.000%	)	09/20/2012	1.119%		5,200	14	54	(40)
Masco Corp.	GSC	(1.000%	)	03/20/2017	1.864%		3,000	153	269	(116)
Masco Corp.	JPM	(1.000%	)	09/20/2012	1.119%		5,400	14	80	(66)
Masco Corp.	JPM	(1.000%	)	06/20/2015	1.761%		5,000	179	232	(53)
Masco Corp.	MSC	(0.580%	)	09/20/2012	1.137%		5,000	67	0	67
Masco Corp.	MSC	(1.000%	)	09/20/2012	1.119%		12,000	31	327	(296)
Masco Corp.	MSC	(0.680%	)	09/20/2013	1.361%		10,000	224	0	224
Masco Corp.	UBS	(4.650%	)	12/20/2016	1.883%		10,000	(1,609)	0	(1,609)
Mattel, Inc.	JPM	(0.400%	)	06/20/2011	0.525%		10,300	15	0	15
Maytag Corp.	JPM	(0.460%	)	06/20/2015	0.480%		10,000	9	0	9
MDC Holdings, Inc.	BNP	(1.250%	)	12/20/2014	1.084%		9,000	(69)	0	(69)
MDC Holdings, Inc.	BOA	(1.000%	)	12/20/2014	1.067%		3,000	8	0	8
MDC Holdings, Inc.	MLP	(1.350%	)	12/20/2012	0.775%		10,500	(166)	0	(166)
Motorola, Inc.	DUB	(1.000%	)	12/20/2011	0.531%		5,000	(42)	133	(175)
Motorola, Inc.	DUB	(1.000%	)	12/20/2012	0.701%		7,500	(62)	294	(356)
Nabors Industries, Inc.	BCLY	(2.710%	)	03/20/2018	1.484%		8,000	(664)	0	(664)
Nabors Industries, Inc.	CITI	(1.000%	)	03/20/2018	1.460%		9,000	276	80	196
Nabors Industries, Inc.	CITI	(1.050%	)	03/20/2018	1.484%		20,000	576	0	576
Nabors Industries, Inc.	CITI	(2.510%	)	03/20/2018	1.484%		2,200	(153)	0	(153)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	1.484%		6,000	342	832	(490)
Nabors Industries, Inc.	DUB	(0.900%	)	03/20/2018	1.484%		15,000	583	0	583
New Albertsons, Inc.	DUB	(1.000%	)	03/20/2011	1.899%		39,900	336	402	(66)
New York Times Co.	BNP	(1.000%	)	03/20/2015	2.081%		11,300	547	684	(137)
New York Times Co.	DUB	(5.000%	)	03/20/2015	2.081%		10,630	(1,412)	(952)	(460)
New York Times Co.	GSC	(1.000%	)	03/20/2015	2.081%		5,000	242	235	7
Newell Rubbermaid, Inc.	BOA	(2.710%	)	06/20/2019	1.496%		12,000	(1,100)	0	(1,100)
Newell Rubbermaid, Inc.	UBS	(1.790%	)	06/20/2018	1.420%		19,000	(495)	0	(495)
NiSource Finance Corp.	RBS	(0.540%	)	03/20/2013	1.001%		12,400	164	0	164

See Accompanying Notes	Annual Report	March 31, 2010	37

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	3.040%	$37,000	$(2,387)	$524	$(2,911)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	3.040%	10,000	(645)	64	(709)
Omnicom Group, Inc.	MSC	(0.380%	)	06/20/2016	0.879%	9,600	271	0	271
ONEOK Partners LP	JPM	(0.660%	)	12/20/2016	1.035%	10,200	227	0	227
ORIX Corp.	MLP	(0.280%	)	12/20/2011	1.448%	20,000	397	0	397
Packaging Corp. of America	CSFB	(0.940%	)	09/20/2013	0.715%	10,000	(79)	0	(79)
Pactiv Corp.	BOA	(1.230%	)	03/20/2018	1.545%	6,745	140	182	(42)
Pearson Dollar Finance PLC	BCLY	(0.610%	)	06/20/2013	0.434%	25,000	(144)	0	(144)
Pearson Dollar Finance PLC	BCLY	(0.730%	)	06/20/2018	0.695%	7,000	(19)	0	(19)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.695%	10,000	(56)	0	(56)
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.695%	11,000	(22)	0	(22)
Pearson Dollar Finance PLC	JPM	(0.830%	)	06/20/2014	0.512%	5,000	(66)	5	(71)
Pioneer Natural Resources Co.	MSC	(1.000%	)	09/20/2016	1.924%	20,835	1,071	1,533	(462)
PMI Group, Inc.	JPM	(0.460%	)	09/20/2016	13.241%	9,500	3,988	0	3,988
Pulte Homes, Inc.	BNP	(1.000%	)	03/20/2013	1.430%	10,250	124	180	(56)
Pulte Homes, Inc.	BNP	(1.000%	)	03/20/2014	1.664%	35,000	854	1,578	(724)
Pulte Homes, Inc.	DUB	(1.000%	)	09/20/2011	1.069%	15,400	11	57	(46)
Qwest Corp.	BOA	(2.500%	)	06/20/2013	1.258%	5,000	(197)	363	(560)
Qwest Corp.	MSC	(4.320%	)	06/20/2013	1.258%	2,000	(193)	0	(193)
RadioShack Corp.	BOA	(1.250%	)	06/20/2011	1.093%	10,000	(23)	0	(23)
RadioShack Corp.	MLP	(2.250%	)	06/20/2011	1.093%	35,200	(519)	0	(519)
Reed Elsevier Capital, Inc.	MLP	(0.290%	)	06/20/2012	0.351%	5,000	6	0	6
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.813%	12,500	(255)	981	(1,236)
Rexam PLC	RBS	(1.450%	)	06/20/2013	0.813%	4,000	(82)	273	(355)
Rohm and Haas Co.	BNP	(1.000%	)	09/20/2017	0.930%	30,000	(147)	(437)	290
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.945%	4,665	(203)	0	(203)
Rohm and Haas Co.	BOA	(0.700%	)	09/20/2017	0.945%	13,425	214	0	214
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.930%	1,500	(8)	(17)	9
Rohm and Haas Co.	CITI	(0.540%	)	09/20/2017	0.945%	7,000	186	0	186
RPM International, Inc.	BCLY	(1.460%	)	03/20/2018	1.376%	2,800	(17)	0	(17)
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.376%	9,000	209	399	(190)
RPM International, Inc.	GSC	(1.000%	)	03/20/2018	1.355%	15,000	356	219	137
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.190%	17,300	(2,719)	(1,598)	(1,121)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.405%	25,000	(1,928)	0	(1,928)
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2012	1.093%	42,000	64	(84)	148
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.255%	10,000	(592)	0	(592)
RR Donnelley & Sons Co.	GSC	(1.000%	)	09/20/2016	2.190%	7,700	506	962	(456)
Ryder System, Inc.	BCLY	(3.540%	)	03/20/2013	1.249%	10,000	(669)	0	(669)
Ryder System, Inc.	BOA	(1.490%	)	09/20/2015	1.606%	7,900	42	0	42
Ryder System, Inc.	BOA	(1.730%	)	09/20/2015	1.606%	4,400	(29)	0	(29)
Ryder System, Inc.	CITI	(3.060%	)	03/20/2013	1.249%	8,690	(460)	0	(460)
Ryder System, Inc.	GSC	(1.700%	)	09/20/2015	1.606%	200	(1)	0	(1)
Ryder System, Inc.	JPM	(0.270%	)	06/20/2011	0.846%	5,300	37	0	37
Ryland Group, Inc.	BCLY	(1.000%	)	06/20/2017	1.644%	2,200	87	159	(72)
Ryland Group, Inc.	BNP	(1.000%	)	06/20/2017	1.644%	28,500	1,123	1,699	(576)
Ryland Group, Inc.	DUB	(1.000%	)	06/20/2012	0.908%	13,705	(31)	139	(170)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	1.487%	9,000	198	668	(470)
Ryland Group, Inc.	RBS	(1.000%	)	06/20/2017	1.644%	900	35	67	(32)
SCA Finans AB	DUB	(0.810%	)	09/20/2015	0.727%	5,250	(23)	664	(687)
Seagate Technology HDD Holdings	GSC	(1.000%	)	12/20/2011	1.028%	20,800	4	198	(194)
Seagate Technology HDD Holdings	JPM	(2.250%	)	12/20/2011	1.028%	11,100	(240)	735	(975)
Sealed Air Corp.	BOA	(1.060%	)	09/20/2013	0.980%	9,250	(28)	517	(545)
Sempra Energy	DUB	(1.250%	)	03/20/2019	1.029%	15,000	(255)	0	(255)
Simon Property Group LP	GSC	(1.470%	)	12/20/2016	1.494%	8,400	8	1,023	(1,015)
Simon Property Group LP	GSC	(3.010%	)	12/20/2016	1.494%	3,300	(296)	0	(296)

38	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Simon Property Group LP	JPM	(0.180%	)	06/20/2010	0.592%	$8,000	$7	$0	$7
Simon Property Group LP	MSC	(1.120%	)	06/20/2016	1.473%	10,000	192	1,361	(1,169)
Simon Property Group LP	MSC	(0.885%	)	06/20/2018	1.561%	2,000	92	268	(176)
Simon Property Group LP	RBS	(0.220%	)	09/20/2011	0.713%	5,100	37	0	37
Simon Property Group LP	RBS	(1.060%	)	03/20/2017	1.502%	8,000	211	1,135	(924)
Spectra Energy Capital LLC	DUB	(1.200%	)	06/20/2018	0.911%	1,200	(25)	52	(77)
Spectra Energy Capital LLC	MSC	(1.150%	)	06/20/2018	0.911%	2,500	(43)	120	(163)
Spectra Energy Capital LLC	RBS	(2.000%	)	03/20/2014	0.567%	24,000	(1,333)	0	(1,333)
Sprint Capital Corp.	BCLY	(3.630%	)	03/20/2012	3.332%	11,000	(73)	0	(73)
Staples, Inc.	BOA	(3.750%	)	03/20/2014	0.602%	18,000	(2,191)	0	(2,191)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%	)	03/20/2013	1.087%	10,000	22	143	(121)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%	)	12/20/2014	1.465%	47,000	945	1,741	(796)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.936%	33,000	(56)	(32)	(24)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	0.936%	5,500	(499)	(167)	(332)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2013	1.087%	8,500	19	143	(124)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	1.087%	2,000	(229)	(97)	(132)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	12/20/2015	1.604%	5,500	169	396	(227)
Tate & Lyle International Finance PLC	BCLY	(1.250%	)	12/20/2014	0.939%	12,000	(170)	0	(170)
Temple-Inland, Inc.	BCLY	(1.000%	)	06/20/2012	0.726%	6,000	(38)	61	(99)
Temple-Inland, Inc.	BNP	(6.670%	)	03/20/2018	1.664%	7,430	(2,488)	0	(2,488)
Temple-Inland, Inc.	BOA	(1.000%	)	03/20/2018	1.638%	4,000	169	209	(40)
Temple-Inland, Inc.	JPM	(1.000%	)	03/20/2016	1.511%	5,000	135	157	(22)
Toll Brothers Finance Corp.	BCLY	(1.000%	)	12/20/2017	1.690%	36,000	1,594	1,746	(152)
Toll Brothers Finance Corp.	BCLY	(5.000%	)	12/20/2017	1.690%	32,500	(6,987)	(6,822)	(165)
Toll Brothers Finance Corp.	BNP	(1.000%	)	06/20/2015	1.520%	10,000	244	262	(18)
Toll Brothers Finance Corp.	BNP	(1.000%	)	12/20/2017	1.690%	15,000	664	814	(150)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.828%	7,000	436	251	185
Toll Brothers Finance Corp.	GSC	(1.000%	)	12/20/2017	1.690%	2,700	120	71	49
Toll Brothers Finance Corp.	MSC	(1.390%	)	09/20/2013	1.216%	9,800	(61)	0	(61)
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	0.872%	7,500	(42)	494	(536)
Tyco Electronics Group S.A.	GSC	(1.530%	)	12/20/2012	0.539%	6,500	(176)	0	(176)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	1.270%	4,000	40	136	(96)
Tyson Foods, Inc.	DUB	(1.000%	)	12/20/2011	0.861%	49,500	(132)	1,078	(1,210)
Tyson Foods, Inc.	GSC	(1.000%	)	03/20/2014	1.270%	31,000	307	1,474	(1,167)
Tyson Foods, Inc.	JPM	(1.000%	)	03/20/2014	1.270%	12,000	119	795	(676)
Tyson Foods, Inc.	RBS	(3.200%	)	12/20/2011	0.874%	25,000	(1,020)	0	(1,020)
Tyson Foods, Inc.	RBS	(3.250%	)	06/20/2016	1.647%	19,000	(1,690)	0	(1,690)
Universal Corp.	DUB	(1.000%	)	09/20/2011	0.681%	10,000	(50)	(110)	60
Universal Corp.	DUB	(1.000%	)	12/20/2014	1.296%	33,000	421	580	(159)
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.376%	2,575	83	128	(45)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.376%	8,000	53	303	(250)
Universal Health Services, Inc.	BOA	(1.610%	)	06/20/2016	1.376%	7,000	(94)	50	(144)
UST, Inc.	BCLY	(0.700%	)	03/20/2018	0.287%	24,000	(713)	0	(713)
UST, Inc.	CITI	(1.000%	)	03/20/2018	0.282%	2,500	(129)	(133)	4
Vivendi S.A.	BCLY	(1.510%	)	06/20/2018	1.116%	20,000	(559)	0	(559)
Vivendi S.A.	BOA	(1.200%	)	06/20/2013	0.761%	10,000	(141)	102	(243)
Vivendi S.A.	BOA	(1.280%	)	06/20/2013	0.761%	30,000	(500)	204	(704)
Vivendi S.A.	CSFB	(1.465%	)	06/20/2018	1.116%	8,000	(198)	12	(210)
Vivendi S.A.	CSFB	(1.540%	)	06/20/2018	1.116%	4,700	(141)	7	(148)
Vivendi S.A.	DUB	(1.000%	)	06/20/2018	1.116%	15,000	118	0	118

See Accompanying Notes	Annual Report	March 31, 2010	39

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Vivendi S.A.	RBS	(1.500%	)	06/20/2018	1.116%	$20,000	$(545)	$29	$(574)
VTB Capital S.A.	BCLY	(2.150%	)	05/20/2013	2.538%	15,000	55	6,476	(6,421)
Waste Management, Inc.	CITI	(1.300%	)	03/20/2019	1.110%	12,000	(175)	0	(175)
Weatherford International, Inc.	BCLY	(0.790%	)	06/20/2012	0.562%	16,500	(87)	586	(673)
Wesfarmers Ltd.	BCLY	(2.235%	)	06/20/2013	0.613%	25,000	(1,293)	373	(1,666)
Wesfarmers Ltd.	GSC	(2.510%	)	06/20/2013	0.613%	23,200	(1,403)	0	(1,403)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.429%	20,000	654	318	336
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	0.695%	10,600	79	0	79
XL Capital Ltd.	CSFB	(1.410%	)	09/20/2014	1.000%	1,600	(28)	435	(463)
Xstrata Finance Canada Ltd.	JPM	(0.290%	)	12/20/2011	0.604%	11,250	60	0	60

							$(37,874)	$64,823	$(102,697)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	4.300%	12/20/2013	0.691%	$18,000	$2,362	$0	$2,362
American International Group, Inc.	BCLY	1.800%	03/20/2013	2.008%	3,700	(20)	0	(20)
American International Group, Inc.	BCLY	1.815%	03/20/2013	2.008%	9,150	(46)	0	(46)
American International Group, Inc.	BCLY	1.130%	06/20/2013	2.073%	9,100	(259)	0	(259)
American International Group, Inc.	BCLY	6.500%	12/20/2013	2.291%	20,000	2,954	0	2,954
American International Group, Inc.	BOA	5.000%	12/20/2010	0.700%	25,000	818	(1,000)	1,818
American International Group, Inc.	BOA	5.000%	12/20/2011	1.533%	45,000	2,725	(1,350)	4,075
American International Group, Inc.	CITI	5.000%	03/20/2012	1.626%	10,000	669	331	338
American International Group, Inc.	CITI	6.550%	12/20/2013	2.291%	25,000	3,736	0	3,736
American International Group, Inc.	CSFB	1.810%	03/20/2013	2.008%	6,000	(31)	0	(31)
American International Group, Inc.	CSFB	2.270%	03/20/2013	2.008%	5,000	40	0	40
American International Group, Inc.	DUB	5.000%	09/20/2010	0.699%	15,000	330	0	330
American International Group, Inc.	DUB	5.000%	12/20/2011	1.533%	60,000	3,633	(2,200)	5,833
American International Group, Inc.	DUB	1.120%	06/20/2013	2.073%	10,700	(308)	0	(308)
American International Group, Inc.	DUB	1.130%	06/20/2013	2.073%	200	(6)	0	(6)
American International Group, Inc.	GSC	5.000%	06/20/2010	0.699%	4,000	44	(640)	684
American International Group, Inc.	GSC	5.000%	09/20/2011	1.407%	17,400	942	(4,002)	4,944
American International Group, Inc.	GSC	1.150%	06/20/2013	2.073%	10,000	(279)	0	(279)
American International Group, Inc.	GSC	1.650%	06/20/2013	2.073%	17,000	(212)	0	(212)

40	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	UBS	5.000%	12/20/2010	0.700%	$25,000	$818	$(1,000)	$1,818
American International Group, Inc.	UBS	5.000%	12/20/2011	1.533%	50,000	3,028	(2,500)	5,528
American International Group, Inc.	UBS	2.250%	03/20/2013	2.008%	1,000	7	0	7
Australia Government Bond	DUB	1.000%	03/20/2015	0.365%	150,000	4,551	2,589	1,962
Australia Government Bond	UBS	1.000%	03/20/2015	0.365%	50,000	1,517	693	824
Bank of America Corp.	BCLY	1.000%	06/20/2010	0.703%	15,000	14	49	(35)
Bank of America Corp.	BNP	1.000%	06/20/2010	0.703%	15,000	15	44	(29)
Bank of America Corp.	CITI	1.000%	06/20/2010	0.703%	20,000	19	36	(17)
Bank of America Corp.	JPM	1.000%	06/20/2010	0.703%	10,000	9	27	(18)
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.768%	20,000	171	0	171
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	0.982%	65,000	72	(1,169)	1,241
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	0.982%	25,000	28	(468)	496
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.982%	162,200	(96)	(2,827)	2,731
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	0.982%	25,000	28	(434)	462
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.949%	25,000	64	(494)	558
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.982%	65,000	72	(932)	1,004
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.982%	111,400	124	(1,717)	1,841
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.982%	77,000	86	(1,444)	1,530
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.982%	3,300	3	(60)	63
Brazil Government International Bond	BCLY	1.400%	05/20/2010	0.560%	25,000	157	0	157
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.844%	15,000	66	0	66
Brazil Government International Bond	BCLY	1.620%	03/20/2013	1.000%	20,900	385	0	385
Brazil Government International Bond	BCLY	1.000%	03/20/2015	1.279%	75,000	(949)	(1,413)	464
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	27,100	(397)	(390)	(7)
Brazil Government International Bond	CSFB	1.000%	12/20/2010	0.559%	55,000	192	199	(7)
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.377%	10,000	470	0	470
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.559%	65,000	228	248	(20)
Brazil Government International Bond	DUB	1.000%	03/20/2011	0.649%	20,000	74	97	(23)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.844%	7,500	33	0	33
Brazil Government International Bond	GSC	1.000%	03/20/2011	0.649%	15,000	56	39	17
Brazil Government International Bond	GSC	1.000%	03/20/2015	1.279%	100,000	(1,266)	(1,931)	665

See Accompanying Notes	Annual Report	March 31, 2010	41

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	$30,800	$(451)	$(414)	$(37)
Brazil Government International Bond	HSBC	1.000%	12/20/2010	0.559%	25,000	87	102	(15)
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.559%	75,000	262	309	(47)
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.279%	25,000	(316)	(506)	190
Brazil Government International Bond	MLP	1.710%	05/20/2013	1.016%	15,000	412	0	412
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.372%	300	12	0	12
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.814%	50,000	476	0	476
Brazil Government International Bond	MSC	1.660%	03/20/2013	1.000%	47,000	921	0	921
Brazil Government International Bond	MSC	1.770%	09/20/2014	1.215%	15,000	358	0	358
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.412%	6,000	57	0	57
Brazil Government International Bond	RBS	1.000%	03/20/2011	0.649%	50,000	186	225	(39)
Brazil Government International Bond	RBS	1.000%	03/20/2015	1.279%	50,000	(633)	(989)	356
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	20,000	74	94	(20)
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	1.994%	25,000	(1,960)	0	(1,960)
Canada Government Bond	GSC	1.000%	03/20/2015	0.394%	10,000	290	243	47
China Government International Bond	BCLY	1.000%	03/20/2015	0.594%	50,000	970	520	450
China Government International Bond	BOA	0.780%	12/20/2014	0.572%	50,000	480	0	480
China Government International Bond	CSFB	1.000%	03/20/2015	0.594%	85,000	1,648	410	1,238
China Government International Bond	DUB	1.000%	03/20/2015	0.594%	30,000	582	312	270
China Government International Bond	JPM	1.000%	03/20/2015	0.594%	35,000	679	157	522
China Government International Bond	MSC	1.000%	03/20/2015	0.594%	100,000	1,940	463	1,477
China Government International Bond	RBS	1.000%	03/20/2015	0.594%	20,000	388	198	190
China Government International Bond	UBS	1.000%	03/20/2015	0.594%	25,000	485	119	366
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	61,400	143	(410)	553
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	19,800	47	(105)	152
Citigroup, Inc.	BOA	1.000%	03/20/2011	0.789%	55,000	128	(370)	498
Citigroup, Inc.	DUB	1.000%	06/20/2010	0.600%	20,000	23	(6)	29
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	30,100	70	(171)	241
Citigroup, Inc.	MSC	1.000%	12/20/2010	0.600%	50,000	159	(182)	341
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	111,400	260	(637)	897
Colombia Government International Bond	BCLY	2.200%	05/20/2010	0.678%	25,000	254	0	254
Daimler Finance N.A. LLC	DUB	5.050%	09/20/2012	2.829%	6,000	299	0	299
El Paso Corp.	CITI	5.000%	06/20/2012	1.463%	3,900	307	(193)	500

42	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	1.083%	$6,000	$(21)	$(154)	$133
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	1.083%	6,000	(21)	(154)	133
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	1.083%	5,000	(17)	(185)	168
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.533%	16,000	77	11	66
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	1.083%	16,000	(55)	(453)	398
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	1.083%	5,000	(17)	(185)	168
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	1.083%	17,000	(58)	(460)	402
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	1.050%	10,000	(345)	0	(345)
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	2.742%	10,000	338	0	338
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	2.742%	4,100	297	0	297
Ford Motor Credit Co. LLC	BNP	4.450%	06/20/2011	2.068%	10,000	298	0	298
Ford Motor Credit Co. LLC	CITI	5.800%	09/20/2012	2.742%	10,000	725	0	725
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	3.158%	7,400	551	(160)	711
Ford Motor Credit Co. LLC	DUB	4.760%	06/20/2011	2.068%	10,000	336	0	336
Ford Motor Credit Co. LLC	DUB	4.770%	06/20/2011	2.068%	10,000	338	0	338
Ford Motor Credit Co. LLC	DUB	4.830%	06/20/2011	2.068%	10,000	345	0	345
Ford Motor Credit Co. LLC	DUB	4.920%	06/20/2011	2.068%	10,000	356	0	356
Ford Motor Credit Co. LLC	DUB	5.020%	06/20/2011	2.068%	3,000	111	0	111
Ford Motor Credit Co. LLC	DUB	4.620%	09/20/2011	2.291%	25,000	869	0	869
Ford Motor Credit Co. LLC	DUB	3.850%	09/20/2012	2.742%	10,000	268	0	268
Ford Motor Credit Co. LLC	DUB	5.650%	09/20/2012	2.742%	3,500	242	0	242
Ford Motor Credit Co. LLC	DUB	5.750%	09/20/2012	2.742%	10,000	714	0	714
Ford Motor Credit Co. LLC	DUB	5.850%	09/20/2012	2.742%	10,000	737	0	737
Ford Motor Credit Co. LLC	GSC	5.050%	06/20/2011	2.068%	10,000	372	0	372
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	2.742%	5,800	155	0	155
Ford Motor Credit Co. LLC	GSC	5.700%	09/20/2012	2.742%	10,000	702	0	702
Ford Motor Credit Co. LLC	GSC	5.850%	09/20/2012	2.742%	12,800	944	0	944
Ford Motor Credit Co. LLC	JPM	4.150%	06/20/2010	1.950%	10,000	61	0	61
Ford Motor Credit Co. LLC	JPM	4.600%	06/20/2011	2.068%	15,000	475	0	475
Ford Motor Credit Co. LLC	JPM	5.320%	06/20/2011	2.068%	10,000	405	0	405
Ford Motor Credit Co. LLC	JPM	5.620%	09/20/2012	2.742%	10,000	683	0	683
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	2.742%	8,000	571	0	571
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	2.742%	5,100	348	0	348
Ford Motor Credit Co. LLC	MSC	4.750%	03/20/2011	2.024%	10,000	275	0	275
Ford Motor Credit Co. LLC	MSC	4.500%	06/20/2011	2.068%	20,000	609	0	609
Ford Motor Credit Co. LLC	UBS	5.350%	12/20/2010	1.951%	10,000	260	0	260
Ford Motor Credit Co. LLC	UBS	4.750%	03/20/2011	2.024%	5,000	137	0	137
Ford Motor Credit Co. LLC	UBS	4.470%	06/20/2011	2.068%	25,000	752	0	752
Ford Motor Credit Co. LLC	UBS	4.800%	06/20/2011	2.068%	25,000	854	0	854
France Government Bond OAT	BCLY	0.250%	03/20/2015	0.448%	100,000	(926)	(1,689)	763
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	71,800	(665)	(1,230)	565
France Government Bond OAT	CITI	0.250%	03/20/2015	0.448%	65,000	(602)	(1,053)	451
France Government Bond OAT	DUB	0.250%	03/20/2015	0.448%	50,000	(464)	(631)	167
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	211,600	(1,960)	(3,388)	1,428
France Government Bond OAT	JPM	0.250%	03/20/2015	0.448%	30,000	(278)	0	(278)
France Government Bond OAT	RBS	0.250%	03/20/2015	0.448%	70,300	(651)	(1,205)	554
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.926%	6,500	(1)	0	(1)
General Electric Capital Corp.	BCLY	0.850%	06/20/2010	0.926%	17,500	1	0	1

See Accompanying Notes	Annual Report	March 31, 2010	43

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	$52,100	$38	$0	$38
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	0.926%	7,200	2	0	2
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	32,500	(97)	0	(97)
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	1.218%	22,300	1,875	459	1,416
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	33,800	(579)	0	(579)
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	1.314%	50,000	(568)	0	(568)
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	1.314%	25,000	202	0	202
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	1.332%	40,000	(50)	0	(50)
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	1.363%	25,000	2,400	0	2,400
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	1.363%	30,000	3,680	0	3,680
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.365%	20,000	2,900	560	2,340
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	1.396%	50,000	(848)	(2,557)	1,709
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.911%	2,000	1	(25)	26
General Electric Capital Corp.	BNP	0.940%	12/20/2010	0.926%	22,800	8	0	8
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.956%	10,000	(17)	0	(17)
General Electric Capital Corp.	BNP	5.000%	09/20/2011	1.046%	14,400	857	674	183
General Electric Capital Corp.	BNP	1.000%	03/20/2012	1.175%	25,000	(78)	(498)	420
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	7,300	870	0	870
General Electric Capital Corp.	BNP	1.000%	12/20/2014	1.396%	34,400	(583)	(1,730)	1,147
General Electric Capital Corp.	BOA	0.800%	06/20/2010	0.926%	25,000	(1)	0	(1)
General Electric Capital Corp.	BOA	5.000%	06/20/2010	0.911%	15,300	161	(421)	582
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.941%	60,400	60	(738)	798
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.046%	49,000	2,915	2,591	324
General Electric Capital Corp.	BOA	1.000%	03/20/2012	1.175%	100,000	(313)	(2,105)	1,792
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.218%	25,000	2,103	332	1,771
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.365%	120,500	17,476	4,012	13,464
General Electric Capital Corp.	BOA	1.000%	12/20/2014	1.396%	25,000	(424)	(1,123)	699
General Electric Capital Corp.	CITI	1.100%	06/20/2010	0.926%	26,400	18	0	18
General Electric Capital Corp.	CITI	5.000%	06/20/2010	0.911%	12,400	131	(292)	423
General Electric Capital Corp.	CITI	1.000%	09/20/2010	0.911%	25,000	18	(236)	254
General Electric Capital Corp.	CITI	1.120%	12/20/2010	0.926%	8,600	15	0	15
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.941%	7,000	357	(340)	697
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.363%	17,300	1,630	0	1,630
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	57,300	6,061	0	6,061
General Electric Capital Corp.	CITI	4.800%	12/20/2013	1.363%	50,000	6,134	0	6,134
General Electric Capital Corp.	CITI	4.875%	12/20/2013	1.363%	46,900	5,878	0	5,878
General Electric Capital Corp.	CITI	3.800%	03/20/2014	1.375%	30,000	2,751	0	2,751
General Electric Capital Corp.	CITI	3.820%	03/20/2014	1.375%	50,000	4,623	0	4,623
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.375%	25,900	2,424	0	2,424
General Electric Capital Corp.	CITI	3.950%	03/20/2014	1.375%	15,000	1,460	0	1,460
General Electric Capital Corp.	CITI	4.000%	03/20/2014	1.375%	50,000	4,962	0	4,962
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	50,000	7,592	1,187	6,405
General Electric Capital Corp.	CITI	1.000%	12/20/2014	1.396%	25,000	(424)	(1,123)	699
General Electric Capital Corp.	DUB	0.800%	06/20/2010	0.926%	20,200	(1)	0	(1)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	0.926%	26,400	13	0	13
General Electric Capital Corp.	DUB	1.000%	09/20/2010	0.911%	8,500	6	(95)	101
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.926%	21,900	22	0	22
General Electric Capital Corp.	DUB	0.950%	12/20/2010	0.926%	10,400	5	0	5
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	6,000	6	(46)	52
General Electric Capital Corp.	DUB	5.000%	03/20/2011	0.944%	1,100	45	(71)	116
General Electric Capital Corp.	DUB	1.000%	09/20/2011	1.046%	10,000	(4)	(285)	281
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.063%	900	6	0	6
General Electric Capital Corp.	DUB	5.000%	06/20/2013	1.311%	55,000	6,360	1,269	5,091
General Electric Capital Corp.	DUB	5.000%	09/20/2013	1.328%	30,000	3,697	634	3,063
General Electric Capital Corp.	DUB	4.300%	12/20/2013	1.363%	24,700	2,591	0	2,591
General Electric Capital Corp.	DUB	4.800%	12/20/2013	1.363%	20,000	2,453	0	2,453
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.363%	34,100	4,304	0	4,304

44	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	DUB	4.000%	03/20/2014	1.375%	$10,000	$992	$0	$992
General Electric Capital Corp.	DUB	4.050%	03/20/2014	1.375%	25,000	2,528	0	2,528
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.365%	49,800	7,223	1,615	5,608
General Electric Capital Corp.	GSC	0.900%	12/20/2010	0.926%	6,400	0	0	0
General Electric Capital Corp.	GSC	8.000%	03/20/2011	0.944%	2,900	206	0	206
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.956%	14,000	4	0	4
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.941%	16,400	837	245	592
General Electric Capital Corp.	GSC	1.000%	03/20/2012	1.175%	450,000	(1,409)	(9,525)	8,116
General Electric Capital Corp.	GSC	1.280%	06/20/2013	1.332%	10,000	(12)	0	(12)
General Electric Capital Corp.	JPM	5.000%	06/20/2010	0.911%	100	1	(4)	5
General Electric Capital Corp.	JPM	5.000%	09/20/2011	1.046%	24,200	1,439	1,250	189
General Electric Capital Corp.	JPM	1.000%	06/20/2012	1.218%	9,300	(42)	(220)	178
General Electric Capital Corp.	JPM	1.000%	12/20/2014	1.396%	75,000	(1,272)	(3,867)	2,595
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.476%	10,000	(633)	0	(633)
General Electric Capital Corp.	MLP	0.800%	06/20/2010	0.926%	15,000	(1)	0	(1)
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.046%	5,500	(3)	(85)	82
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.396%	50,000	(849)	(2,368)	1,519
General Electric Capital Corp.	UBS	1.000%	09/20/2010	0.911%	43,000	30	(407)	437
General Electric Capital Corp.	UBS	1.000%	03/20/2012	1.175%	100,000	(313)	(2,045)	1,732
General Electric Capital Corp.	UBS	1.000%	12/20/2014	1.396%	65,000	(1,103)	(3,362)	2,259
GMAC, Inc.	DUB	4.000%	09/20/2012	2.917%	10,000	261	0	261
GMAC, Inc.	GSC	5.000%	03/20/2020	3.644%	30,000	2,553	1,141	1,412
GMAC, Inc.	JPM	3.750%	09/20/2012	2.917%	12,000	243	0	243
Goldman Sachs Group, Inc.	BOA	1.000%	12/20/2010	0.394%	28,000	131	90	41
Goldman Sachs Group, Inc.	CITI	1.000%	03/20/2011	0.573%	10,000	45	11	34
Goldman Sachs Group, Inc.	UBS	1.000%	06/20/2010	0.394%	39,500	65	106	(41)
HSBC Finance Corp.	CITI	1.000%	09/20/2010	0.625%	4,400	9	(67)	76
HSBC Finance Corp.	DUB	5.000%	12/20/2011	0.595%	355	28	19	9
Indonesia Government International Bond	DUB	1.200%	12/20/2010	0.691%	25,000	101	0	101
Indonesia Government International Bond	MSC	1.250%	12/20/2010	0.691%	30,000	133	0	133
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.975%	44,300	271	0	271
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.975%	50,000	323	0	323
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.018%	24,270	39	0	39
International Lease Finance Corp.	BCLY	5.000%	06/20/2010	1.833%	55,000	467	(962)	1,429
International Lease Finance Corp.	BCLY	5.000%	09/20/2010	1.833%	15,000	246	(488)	734
International Lease Finance Corp.	BCLY	5.000%	12/20/2010	1.833%	28,000	680	(2,175)	2,855
International Lease Finance Corp.	CITI	5.000%	09/20/2010	1.833%	15,000	247	(262)	509
International Lease Finance Corp.	DUB	5.000%	06/20/2010	1.833%	15,000	127	(975)	1,102
International Lease Finance Corp.	DUB	5.000%	09/20/2010	1.833%	5,000	82	(450)	532
International Lease Finance Corp.	JPM	5.000%	09/20/2010	1.833%	2,500	41	(200)	241
International Lease Finance Corp.	JPM	5.000%	12/20/2010	1.833%	5,000	122	(412)	534
International Lease Finance Corp.	UBS	5.000%	12/20/2010	1.833%	10,000	243	(900)	1,143

See Accompanying Notes	Annual Report	March 31, 2010	45

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
International Lease Finance Corp.	UBS	5.000%	03/20/2011	2.235%	$10,000	$280	$(800)	$1,080
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.607%	75,000	1,415	703	712
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	131,700	2,484	1,057	1,427
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	28,700	542	220	322
Japan Government International Bond	GSC	1.000%	03/20/2015	0.607%	217,800	4,109	1,785	2,324
Japan Government International Bond	RBS	1.000%	03/20/2015	0.607%	35,000	724	354	370
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.464%	10,000	139	0	139
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.464%	9,000	106	0	106
JSC Gazprom	JPM	0.970%	10/20/2012	1.698%	45,400	(623)	0	(623)
JSC Gazprom	JPM	1.020%	10/20/2012	1.698%	45,400	(557)	0	(557)
JSC Gazprom	JPM	2.170%	02/20/2013	1.765%	58,600	797	0	797
JSC Gazprom	JPM	2.180%	02/20/2013	1.765%	49,900	693	0	693
JSC Gazprom	MSC	0.870%	11/20/2011	1.473%	50,000	(331)	0	(331)
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	29,600	411	0	411
Korea Government Bond	BCLY	0.550%	12/20/2010	0.378%	25,000	35	0	35
Korea Government Bond	CITI	0.540%	12/20/2010	0.378%	10,000	13	0	13
Korea Government Bond	DUB	1.000%	03/20/2011	0.423%	20,000	118	81	37
Korea Government Bond	GSC	1.000%	03/20/2011	0.423%	9,000	54	42	12
Korea Government Bond	JPM	0.600%	12/20/2010	0.359%	25,000	48	0	48
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2010	0.539%	50,000	182	(40)	222
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2010	0.539%	30,000	74	25	49
Merrill Lynch & Co., Inc.	UBS	1.000%	06/20/2010	0.539%	40,000	52	59	(7)
MetLife, Inc.	DUB	1.000%	12/20/2010	0.840%	10,000	15	(48)	63
MetLife, Inc.	GSC	1.000%	03/20/2015	1.898%	25,000	(1,002)	(1,561)	559
MetLife, Inc.	UBS	1.000%	12/20/2010	0.840%	15,000	22	(48)	70
Mexico Government International Bond	BCLY	2.100%	05/20/2010	0.523%	40,000	395	0	395
Mexico Government International Bond	BCLY	1.000%	03/20/2011	0.583%	20,000	88	41	47
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	50,000	(310)	(1,080)	770
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.523%	50,000	188	89	99
Mexico Government International Bond	GSC	1.000%	03/20/2011	0.583%	15,000	65	22	43
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.523%	45,000	169	101	68
Mexico Government International Bond	HSBC	1.000%	03/20/2015	1.139%	25,000	(155)	(529)	374
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.523%	35,000	131	73	58
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.220%	6,950	(111)	0	(111)
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.523%	10,000	99	0	99
Mexico Government International Bond	RBS	1.000%	03/20/2015	1.139%	25,000	(155)	(529)	374
Morgan Stanley	BCLY	1.000%	12/20/2010	0.896%	25,000	26	0	26
Morgan Stanley	BNP	1.000%	03/20/2011	0.950%	20,000	16	(21)	37
Morgan Stanley	BOA	1.000%	09/20/2010	0.896%	25,000	20	(14)	34
Morgan Stanley	BOA	1.000%	12/20/2010	0.896%	55,000	57	(27)	84

46	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BOA	1.000%	03/20/2011	0.950%		$30,000	$23	$(32)	$55
Morgan Stanley	CITI	1.000%	12/20/2010	0.896%		25,000	26	0	26
Morgan Stanley	DUB	1.862%	06/20/2010	0.910%		20,000	53	0	53
Morgan Stanley	GSC	1.000%	06/20/2010	0.896%		12,000	6	18	(12)
Morgan Stanley	GSC	1.000%	03/20/2011	0.950%		39,300	30	(42)	72
Morgan Stanley	RBS	1.850%	06/20/2010	0.910%		6,100	16	0	16
Morgan Stanley	UBS	1.000%	06/20/2010	0.896%		30,000	15	44	(29)
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.387%		14,400	(145)	0	(145)
Panama Government International Bond	DUB	1.170%	04/20/2017	1.394%		20,000	(171)	0	(171)
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.804%		4,600	3	0	3
Panama Government International Bond	JPM	0.730%	01/20/2012	0.804%		12,600	1	0	1
Panama Government International Bond	JPM	1.250%	01/20/2017	1.384%		2,800	(16)	0	(16)
Panama Government International Bond	JPM	1.230%	02/20/2017	1.387%		10,000	(82)	0	(82)
Panama Government International Bond	MSC	0.750%	01/20/2012	0.804%		44,400	23	0	23
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.400%		10,000	1,519	(179)	1,698
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	1.400%		5,000	759	(90)	849
Prudential Financial, Inc.	DUB	1.000%	12/20/2010	0.564%		10,000	34	(22)	56
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	1.148%		10,000	325	0	325
Prudential Financial, Inc.	UBS	1.000%	12/20/2010	0.564%		15,000	52	(16)	68
Qwest Capital Funding, Inc.	BOA	4.750%	09/20/2010	0.929%		5,000	98	0	98
Qwest Capital Funding, Inc.	CSFB	4.160%	09/20/2010	0.915%		3,000	50	0	50
Qwest Capital Funding, Inc.	CSFB	4.170%	09/20/2010	0.929%		5,000	83	0	83
Qwest Capital Funding, Inc.	CSFB	4.650%	09/20/2010	0.929%		2,000	38	0	38
Qwest Capital Funding, Inc.	GSC	4.170%	09/20/2010	0.929%		5,000	83	0	83
Republic of Germany	BCLY	0.250%	03/20/2015	0.296%		50,000	(106)	(293)	187
Republic of Germany	BNP	0.250%	03/20/2015	0.296%		30,000	(64)	55	(119)
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%		36,000	(79)	(74)	(5)
RSHB Capital S.A.	GSC	1.000%	06/20/2010	1.513%		100,000	(87)	(346)	259
Russia Government International Bond	DUB	1.000%	12/20/2010	0.552%		25,000	89	(26)	115
SLM Corp.	BCLY	5.000%	09/20/2011	2.323%		2,800	113	(196)	309
SLM Corp.	BOA	4.350%	06/20/2010	1.361%		50,000	396	0	396
SLM Corp.	BOA	5.000%	06/20/2010	1.340%		4,600	44	(242)	286
SLM Corp.	BOA	5.000%	09/20/2010	1.340%		25,000	472	(2,250)	2,722
SLM Corp.	BOA	5.000%	12/20/2010	1.340%		25,600	716	(2,055)	2,771
SLM Corp.	BOA	5.000%	09/20/2011	2.323%		10,500	424	(1,312)	1,736
SLM Corp.	BOA	5.000%	12/20/2011	2.461%		44,200	1,954	(3,536)	5,490
SLM Corp.	CITI	5.000%	06/20/2011	2.125%		25,000	908	(1,812)	2,720
SLM Corp.	DUB	5.000%	09/20/2010	1.340%		2,600	49	(208)	257
SLM Corp.	DUB	5.000%	12/20/2013	3.315%		3,900	227	(517)	744
SLM Corp.	DUB	5.000%	09/20/2014	3.487%		1,400	85	(158)	243
SLM Corp.	GSC	4.660%	06/20/2010	1.361%		25,000	217	0	217
SLM Corp.	MSC	5.000%	12/20/2010	1.340%		15,000	420	(225)	645
SLM Corp.	MSC	5.000%	12/20/2011	2.461%		15,000	663	(1,275)	1,938
SLM Corp.	UBS	5.000%	12/20/2011	2.461%		40,000	1,769	(2,200)	3,969
Swedbank AB	BNP	5.000%	09/20/2014	1.633%	EUR	25,000	4,830	4,065	765
Sweden Government Bond	JPM	1.000%	03/20/2015	0.323%		$30,000	972	801	171
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.387%	EUR	225,000	(1,969)	(2,919)	950
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.383%		20,000	(169)	42	(211)

See Accompanying Notes	Annual Report	March 31, 2010	47

Summary Schedule of Investments  Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.387%	EUR	25,000	$(218)	$(260)	$42
U.S. Treasury Notes	CSFB	0.250%	03/20/2015	0.387%		25,000	(218)	(408)	190
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.387%		125,000	(1,093)	(2,163)	1,070
U.S. Treasury Notes	HSBC	0.250%	03/20/2015	0.387%		50,000	(438)	(582)	144
U.S. Treasury Notes	RBS	0.250%	03/20/2015	0.387%		75,000	(656)	(1,252)	596
U.S. Treasury Notes	SOG	0.250%	03/20/2015	0.387%		50,000	(437)	(687)	250
U.S. Treasury Notes	UBS	0.250%	03/20/2015	0.387%		50,000	(437)	(711)	274
UBS AG	BNP	0.760%	03/20/2013	0.650%		$30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.719%		8,800	114	66	48
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.736%		100,000	1,263	569	694
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.736%		100,000	1,263	424	839
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.736%		135,000	1,705	432	1,273
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.736%		550,000	6,946	1,892	5,054
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%		8,900	114	66	48
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%		100,000	1,263	811	452
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%		14,600	188	109	79
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.736%		30,000	(680)	(339)	(341)
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.736%		200,000	2,525	1,757	768
United Kingdom Gilt	SOG	1.000%	12/20/2014	0.719%		28,900	371	202	169
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%		275,000	3,473	1,117	2,356
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.828%		5,000	303	0	303
Wells Fargo & Co.	BOA	1.000%	12/20/2010	0.493%		75,000	298	226	72
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.767%		4,500	63	0	63
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.828%		5,000	303	0	303
Wells Fargo & Co.	UBS	1.000%	06/20/2010	0.493%		37,000	52	121	(69)

							$193,723	$(71,305)	$265,028

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
CDX.IG-13 5-Year Index	DUB	(1.000%)	12/20/2014	$500,000	$(4,040)	$(3,848)	$(192)
CMBX.NA AAA 4 Index	BOA	(0.350%)	02/17/2051	28,000	4,131	4,813	(682)
CMBX.NA AAA 4 Index	GSC	(0.350%)	02/17/2051	25,000	3,688	4,289	(601)
CMBX.NA AAA 4 Index	MSC	(0.350%)	02/17/2051	2,000	295	389	(94)

					$4,074	$5,643	$(1,569)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	BCLY	5.000%	12/20/2014	$75,200	$8,863	$8,835	$28
CDX.EM-12 Index	DUB	5.000%	12/20/2014	124,900	14,721	14,192	529
CDX.EM-12 Index	GSC	5.000%	12/20/2014	24,300	2,864	2,892	(28)
CDX.EM-12 Index	HSBC	5.000%	12/20/2014	25,000	2,947	2,900	47
CDX.EM-12 Index	JPM	5.000%	12/20/2014	25,000	2,947	2,838	109
CDX.EM-12 Index	MSC	5.000%	12/20/2014	25,000	2,946	2,962	(16)
CDX.EM-12 Index	UBS	5.000%	12/20/2014	50,000	5,893	4,975	918
CDX.EM-13 Index	BCLY	5.000%	06/20/2015	124,800	15,673	15,626	47
CDX.EM-13 Index	GSC	5.000%	06/20/2015	50,700	6,367	6,337	30
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	100,146	(307)	0	(307)

48	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	$126,049	$(270)	$0	$(270)
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	(177)	0	(177)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	970	0	970
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	738	0	738
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	451	0	451
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	609	0	609
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,917	0	1,917
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	2,339	0	2,339
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	1,499	0	1,499
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	1,261	0	1,261
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	156	0	156
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,889	221	0	221
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,584	440	0	440
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	2,882	0	2,882
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	4,304	0	4,304
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,081	219	0	219
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	21,894	346	0	346
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	385,799	6,167	0	6,167
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	183,255	3,227	0	3,227
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	241,125	2,841	0	2,841
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,017	898	0	898
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	1,729	0	1,729
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	1,942	0	1,942
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,735	0	1,735
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	163,579	1,797	0	1,797
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	241,125	2,639	0	2,639

					$103,794	$61,557	$42,237

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2010	49

Summary Schedule of Investments  Total Return Fund (Cont.)

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	65,400	$2,950	$(1)	$2,951
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		50,700	2,333	(69)	2,402
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		58,500	2,877	0	2,877
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	(1,913)	(2,885)	972
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	(79)	0	(79)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	(61)	0	(61)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		99,700	(115)	0	(115)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	874	518	356
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		587,600	830	710	120
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		317,500	448	647	(199)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	1,581	0	1,581
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		465,000	1,802	2,011	(209)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		111,000	430	422	8
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	(295)	0	(295)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		337,000	(91)	0	(91)
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	15	0	15
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	1,816	1,229	587
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	2,574	120	2,454
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	401	55	346
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,295	175	2,120
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	(30)	37	(67)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	300	267	33
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		284,000	96	134	(38)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	963	356	607
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		282,400	1,017	704	313
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		260,000	964	0	964
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	4,316	897	3,419
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		760,000	3,943	517	3,426
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	216	0	216
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	609	(61)	670
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	1,427	424	1,003
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		145,000	983	0	983
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	6,968	2,096	4,872
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,076,100	9,234	2,210	7,024
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(2,995)	(51)	(2,944)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(1,690)	451	(2,141)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(1,621)	766	(2,387)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		907,900	(4,704)	2,330	(7,034)
Pay	3-Month CAD Bank Bill	3.000%	06/15/2015	RBC	CAD	100,000	(754)	595	(1,349)
Pay	3-Month CAD Bank Bill	3.000%	06/15/2015	RBS		103,000	(775)	(792)	17
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		115,100	1,223	867	356
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		212,400	2,257	1,244	1,013
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,501,500	39,589	31,396	8,193
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		7,194,400	189,691	150,777	38,914
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	MSC		21,200	1,550	376	1,174
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		835,700	61,129	17,864	43,265
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		1,939,100	99,484	103,578	(4,094)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		1,497,400	76,824	84,227	(7,403)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(9,744)	5,211	(14,955)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS		31,800	214	0	214
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	DUB		300,000	(6,281)	(4,013)	(2,268)
Pay	6-Month AUD Bank Bill	6.250%	12/15/2020	RBC		200,000	(918)	(66)	(852)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	257,200	31,917	(3,876)	35,793
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		495,700	(571)	(1,321)	750

50	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps (Cont.)
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC	EUR	228,700	$(263)	$(718)	$455
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		6,632,400	202,327	17,725	184,602
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		4,682,400	142,841	6,877	135,964
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,478,500	106,115	4,876	101,239
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		201,900	3,297	707	2,590
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	MSC		150,000	2,449	844	1,605
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY	MXN	300,000	1,034	0	1,034
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	1,516	28	1,488
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI		434,000	353	217	136
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC		33,500	28	15	13
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		2,522,600	2,138	1,129	1,009
Pay	28-Day MXN TIIE	8.000%	01/24/2020	MSC		1,300,000	1,434	(26)	1,460

							$986,772	$431,750	$555,022

(r)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	35,009	$14,539	$5,716
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	7,402	2,295	546
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	16,776	6,532	722
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	3,737	3,604	1,815
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	22,794	8,946	8,135
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	12,960	5,195	7,752
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	12,940	3,458	1,720
Put - CBOT U.S. Treasury 10-Year Note May Futures	115.000	04/23/2010	779	120	231
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	3,737	3,043	961

				$47,732	$27,598

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	$619	$93
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$2,275,000	38,922	741
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.600%	05/21/2010		480,800	1,971	1,572
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.100%	05/21/2010		480,800	2,885	2,819
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		803,800	4,173	2,387
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		803,800	2,493	1,971
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		529,300	2,402	1,384
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		429,800	2,493	2,325
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		991,000	7,820	91

See Accompanying Notes	Annual Report	March 31, 2010	51

Summary Schedule of Investments  Total Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$163,300	$1,135	$13
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	429,000	3,325	106
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	455,400	2,732	1,780
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	455,400	3,279	2,915
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	360,000	2,448	395
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	384,700	3,501	5
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,254,700	14,823	409
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,703,600	8,891	6,660
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,703,600	15,483	10,905
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	305,500	1,751	4
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	555,900	7,912	181
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	586,700	4,699	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,296,200	7,470	3,849
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,296,200	11,831	3,178
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,305,800	5,807	3,414
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,305,800	10,217	7,064
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	750,000	4,663	824
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	750,600	3,842	312
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	745,000	18,327	243
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	940,100	4,686	3,073
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	940,100	5,479	5,512
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	624,300	2,567	1,632
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	624,300	6,443	3,377
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	434,400	1,977	1,698
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	434,400	2,063	2,781
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	246,800	1,133	4
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	269,800	2,959	3
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	94,000	1,156	2

52	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$269,800	$6,037	$88
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	333,400	1,567	1,090
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	333,400	2,167	1,955
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	389,800	1,169	1,019
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	389,800	3,898	2,109
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	51,200	297	200
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	51,200	374	328
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	182,000	1,256	200
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	161,600	695	3
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,335,100	10,836	17
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	161,600	1,406	4
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,129,900	32,985	694
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	426,700	2,109	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	357,200	1,572	934
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	357,200	3,965	1,932
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	480,800	3,769	39
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,199,800	14,519	14,904
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	340,000	2,261	373
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	800,400	2,780	10
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	174,600	1,091	73
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	488,500	7,036	11
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,674,500	82,930	1,522
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	43,400	210	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	15,000	152	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,505,400	4,403	3,936
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,505,400	6,360	8,143
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,709,000	9,191	6,681
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	952,600	5,001	4,883

See Accompanying Notes	Annual Report	March 31, 2010	53

Schedule of Investments  Total Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	$1,709,000	$11,442	$10,939
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	430,500	5,943	140
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	679,000	7,327	62
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,494,400	11,682	122
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,387,300	13,168	342
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	45,000	253	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	652,100	5,634	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,254,000	42,563	734
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	373,500	3,548	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	658,100	2,455	2,152
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	658,100	4,904	3,859
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,462,800	4,638	4,343
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,462,800	4,132	3,587
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	209,400	1,361	548
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	209,400	2,094	1,133
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	66,000	629	6
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	365,500	2,010	1,429
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	48,000	252	246
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	365,500	3,399	2,340
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,571,600	16,201	17,423
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,995,300	12,243	2,191
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	636,200	6,282	8
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	1,958,300	10,175	814
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,318,600	26,552	429
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,212,500	12,519	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	1,750,000	10,623	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,439,900	14,424	8,995
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,188,900	15,638	17,250

54	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	$634,000	$4,988	$58
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,406,100	34,008	360
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	3,644,900	31,423	897
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	939,500	4,604	3,673
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	939,500	9,301	6,014
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	3,287,700	19,250	22,275
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	719,000	4,889	790

							$794,967	$238,038

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	BCLY	Buy	0.800%	06/16/2010		$260,600	$443	$654
Call - OTC CDX.HY-13 5-Year Index	BCLY	Buy	100.000%	06/16/2010		106,500	949	1,670
Put - OTC CDX.IG-13 5-Year Index	BCLY	Sell	1.300%	06/16/2010		260,600	625	136
Put - OTC CDX.HY-13 5-Year Index	BCLY	Sell	90.000%	06/16/2010		106,500	1,339	233
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010		414,900	726	1,040
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010		414,900	994	216
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010		355,400	711	891
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010		355,400	755	185
Call - OTC iTraxx Europe 12 Index	MSC	Buy	0.700%	06/16/2010	EUR	215,500	489	736
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.400%	06/16/2010		215,500	562	125

							$7,593	$5,886

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,157,800	$ 15,056	$274
Call - OTC USD versus JPY		94.000	04/20/2010	2,157,800	14,201	18,078

					$ 29,257	$18,352

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,757,700	$14,866	$14,459
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	631,100	4,733	4,407

						$19,599	$18,866

See Accompanying Notes	Annual Report	March 31, 2010	55

Summary Schedule of Investments  Total Return Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	38,243	$10,521,800	EUR	250,000	$77,500
Sales	436,550	134,556,800		859,900	1,186,171
Closing Buys	(223,345)	(39,897,800)		(597,900)	(324,956)
Expirations	(135,314)	0		0	(39,567)
Exercised	0	0		0	0

Balance at 03/31/2010	116,134	$105,180,800	EUR	512,000	$899,148

(s)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010	$34,498	$34,430	0.02%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	202	174	0.00%
Goldman Sachs Group, Inc.	1.162%	08/12/2015	12/01/2009	68,609	62,976	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	2,467	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	82	99	0.00%
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006	5.600%	09/01/2021	12/10/2008 - 12/11/2008	1,692	1,943	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	8,877	8,559	0.00%
United Airlines, Inc.	11.080%	05/27/2024	12/28/2001	0	7	0.00%

				$115,107	$110,655	0.05%

(t)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	177,084	04/2010	BCLY	$5,353	$0	$5,353
Sell		9,656	04/2010	CITI	0	(185)	(185)
Buy		371,386	04/2010	JPM	3,626	0	3,626
Buy	BRL	328,466	04/2010	BNP	688	0	688
Sell		472,065	04/2010	DUB	996	0	996
Sell		179,806	04/2010	GSC	1,567	0	1,567
Buy		1,895,585	04/2010	HSBC	215	(769)	(554)
Sell		3,397,596	04/2010	HSBC	21,721	0	21,721
Buy		1,890,128	04/2010	JPM	0	(808)	(808)
Buy		32,136	04/2010	MSC	67	0	67
Sell		555,789	04/2010	RBC	2,007	0	2,007
Buy		458,942	04/2010	UBS	1,105	0	1,105
Sell		328,466	06/2010	BNP	0	(708)	(708)
Sell		1,895,298	06/2010	HSBC	608	(220)	388
Sell		1,890,128	06/2010	JPM	639	0	639
Sell		32,136	06/2010	MSC	0	(69)	(69)

56	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	458,942	06/2010	UBS	$0	$(1,129)	$(1,129)
Sell	CAD	30,368	04/2010	BCLY	0	(756)	(756)
Sell		1,904,493	04/2010	JPM	0	(48,643)	(48,643)
Sell	CHF	118,714	05/2010	DUB	0	(250)	(250)
Buy	CNY	594,253	08/2010	BCLY	0	(1,498)	(1,498)
Buy		242,161	08/2010	DUB	0	(601)	(601)
Buy		521,430	08/2010	HSBC	190	(543)	(353)
Buy		1,146,342	08/2010	JPM	369	(1,551)	(1,182)
Buy		676,088	08/2010	MSC	331	(286)	45
Buy		223,031	11/2010	BCLY	0	(461)	(461)
Buy		391,025	11/2010	CITI	0	(809)	(809)
Buy		599,976	11/2010	DUB	0	(1,298)	(1,298)
Buy		516,434	11/2010	JPM	0	(998)	(998)
Buy		132,287	11/2010	MSC	0	(323)	(323)
Buy		649,092	06/2011	DUB	0	(2,717)	(2,717)
Sell	EUR	83,273	04/2010	BCLY	266	0	266
Buy		2,083	04/2010	BNP	0	(129)	(129)
Buy		44,594	04/2010	BOA	0	(1,063)	(1,063)
Buy		37,483	04/2010	CITI	0	(1,581)	(1,581)
Sell		479,556	04/2010	CITI	12,838	0	12,838
Sell		195,112	04/2010	CSFB	0	(927)	(927)
Sell		789,522	04/2010	GSC	13,026	0	13,026
Sell		1,815,874	04/2010	JPM	45,758	0	45,758
Buy		215,657	04/2010	MSC	0	(1,148)	(1,148)
Buy		169,661	04/2010	RBC	0	(528)	(528)
Sell		127,585	04/2010	RBC	1,417	0	1,417
Sell		152,013	04/2010	RBS	2,544	0	2,544
Buy	GBP	6,411	06/2010	CITI	179	0	179
Buy		153,133	06/2010	RBS	5,454	0	5,454
Sell		1,671,152	06/2010	RBS	0	(16,027)	(16,027)
Sell	HKD	69,092	04/2010	BOA	6	0	6
Buy	IDR	237,063,000	10/2010	BOA	1,810	0	1,810
Buy		1,411,044,000	10/2010	CITI	9,823	0	9,823
Buy		211,536,000	10/2010	RBS	1,615	0	1,615
Buy		427,023,000	10/2010	UBS	2,260	0	2,260
Buy		8,600,240	11/2010	BCLY	25	0	25
Buy		8,562,400	11/2010	CITI	21	0	21
Buy		3,957,010	11/2010	DUB	1	0	1
Buy		7,879,250	11/2010	HSBC	9	0	9
Sell	JPY	8,094,861	04/2010	BCLY	901	0	901
Sell		3,510,924	04/2010	BNP	318	0	318
Sell		78,646,244	04/2010	CITI	17,640	(31)	17,609
Sell		13,507,962	04/2010	GSC	4,858	0	4,858
Sell		4,720,000	04/2010	RBC	1,732	0	1,732
Sell		12,214,426	04/2010	RBS	3,848	0	3,848
Sell		2,725,457	04/2010	UBS	259	0	259
Buy	KRW	7,404,000	07/2010	BCLY	268	0	268
Buy		10,711,017	07/2010	DUB	400	0	400
Buy		8,775,290	07/2010	MSC	303	0	303
Buy		21,004,638	08/2010	MSC	623	0	623
Buy		51,122,371	11/2010	BCLY	1,365	0	1,365
Buy		31,962,988	11/2010	BOA	960	0	960
Buy		175,978,236	11/2010	CITI	3,075	0	3,075
Buy		32,192,394	11/2010	DUB	542	0	542
Buy		17,595,000	11/2010	GSC	430	0	430
Buy		135,314,951	11/2010	JPM	1,040	(194)	846
Buy		64,530,666	11/2010	MSC	531	0	531
Sell	MXN	15,895	04/2010	BCLY	0	(79)	(79)

See Accompanying Notes	Annual Report	March 31, 2010	57

Summary Schedule of Investments  Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	1,025	04/2010	CITI	$1	$0	$1
Sell		3,088	04/2010	CITI	0	(16)	(16)
Buy		35,105	04/2010	DUB	43	0	43
Sell		31,025	04/2010	DUB	0	(11)	(11)
Buy		3,905	04/2010	GSC	20	0	20
Buy		1,641	04/2010	HSBC	9	0	9
Sell		211	04/2010	HSBC	0	(1)	(1)
Buy		8,217	04/2010	JPM	48	0	48
Buy		167,238	04/2010	MSC	499	0	499
Sell		166,911	04/2010	MSC	0	(315)	(315)
Buy		31,025	09/2010	DUB	11	0	11
Buy		166,911	09/2010	MSC	312	0	312
Buy	MYR	236,012	06/2010	BCLY	4,206	0	4,206
Buy		224,617	06/2010	DUB	3,993	0	3,993
Buy		42,012	06/2010	MSC	572	0	572
Buy		435,932	10/2010	BCLY	4,569	0	4,569
Buy		64,396	10/2010	BOA	763	0	763
Buy		214,518	10/2010	CITI	2,418	0	2,418
Buy		24,150	10/2010	DUB	283	0	283
Buy	NZD	9,036	04/2010	JPM	179	0	179
Buy		9,036	04/2010	RBS	19	0	19
Sell	PHP	114,989	04/2010	BCLY	0	(23)	(23)
Sell		371,134	04/2010	CITI	0	(40)	(40)
Sell		109,950	04/2010	DUB	0	(25)	(25)
Buy		596,073	04/2010	MSC	246	0	246
Buy		114,989	11/2010	BCLY	14	0	14
Buy		371,134	11/2010	CITI	22	(6)	16
Buy		109,950	11/2010	DUB	16	0	16
Sell	SEK	181,030	05/2010	DUB	356	0	356
Buy	SGD	18,898	06/2010	BCLY	204	0	204
Buy		61,227	06/2010	CITI	62	(368)	(306)
Buy		14,830	06/2010	DUB	87	0	87
Buy		11,703	06/2010	UBS	82	0	82
Buy		40,882	09/2010	BCLY	13	0	13
Buy		30,389	09/2010	CITI	118	0	118
Buy		26,168	09/2010	GSC	95	0	95
Buy	TRY	849	07/2010	GSC	13	0	13
Buy	TWD	513,919	06/2010	BOA	127	0	127
Buy		630,278	06/2010	DUB	168	0	168
Buy		676,129	06/2010	MSC	133	0	133
Buy		83,263	10/2010	BCLY	10	0	10
Buy		247,028	10/2010	CITI	49	(1)	48

					$195,387	$(87,135)	$108,252

(u)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$54,365,180	$115,484	$54,480,664
U.S. Government Agencies	0	31,984,426	157,025	32,141,451
U.S. Treasury Obligations	0	16,783,705	0	16,783,705

58	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Foreign Currency-Denominated Issues	$0	$11,408,629	$509,109	$11,917,738
Short-Term Instruments	16,520,591	79,014,430	0	95,535,021
Other Investments +++	106,363	17,976,509	414,120	18,496,992

Investments, at value	$16,626,954	$211,532,879	$1,195,738	$229,355,571
Financial Derivative Instruments ++++	$245,269	$582,280	$(24,752)	$802,797

Totals	$16,872,223	$212,115,159	$1,170,986	$230,158,368

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$3,374	$112,539	$1	$(130)	$(300)	$0	$115,484	$(684)
U.S. Government Agencies	106,233	51,932	(162)	(1,226)	248	0	157,025	(984)
Foreign Currency-Denominated Issues	10,238	503,538	493	0	(3,283)	(1,877)	509,109	(4,433)
Other Investments +++	22,459	386,738	297	579	2,167	1,880	414,120	1,659

Investments, at value	$142,304	$1,054,747	$629	$(777)	$(1,168)	$3	$1,195,738	$(4,442)
Financial Derivative Instruments ++++	$11,987	$(27,192)	$0	$0	$(1,078)	$(8,469)	$(24,752)	$2,440

Totals	$154,291	$1,027,555	$629	$(777)	$(2,246)	$(8,466)	$1,170,986	$(2,002)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++

Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	March 31, 2010	59

Summary Schedule of Investments  Total Return Fund (Cont.)

March 31, 2010

(v)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$125,992	$0	$0	$0	$0	$125,992
Unrealized appreciation on foreign currency contracts	0	195,387	0	0	0	195,387
Unrealized appreciation on swap agreements	601,603	0	341,657	0	0	943,260

	$727,595	$195,387	$341,657	$0	$0	$1,264,639

Liabilities:
Written options outstanding	$284,502	$18,352	$5,886	$0	$0	$308,740
Unrealized depreciation on foreign currency contracts	0	87,135	0	0	0	87,135
Unrealized depreciation on swap agreements	46,581	0	138,658	0	0	185,239

	$331,083	$105,487	$144,544	$0	$0	$581,114

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$59,329	$0	$0	$0	$0	$59,329
Net realized gain (loss) on futures contracts, written options and swaps	6,420,555	11,342	(769,990)	0	0	5,661,907
Net realized (loss) on foreign currency transactions	0	(616,300)	0	0	0	(616,300)

	$6,479,884	$(604,958)	$(769,990)	$0	$0	$5,104,936

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(920,795)	$0	$0	$0	$0	$(920,795)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,650,905)	10,905	1,370,225	0	0	(269,775)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	222,109	0	0	0	222,109

	$(2,571,700)	$233,014	$1,370,225	$0	$0	$(968,461)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $245,264 as reported in the Notes to Schedule of Investments.

60	PIMCO Funds	Total Return Funds	See Accompanying Notes

Schedule of Investments Total Return Fund II

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 19.6%

BANKING & FINANCE 15.5%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$3,100	$3,379
American Express Bank FSB
5.500% due 04/16/2013	500	536
American Express Centurion Bank
6.000% due 09/13/2017	4,000	4,298
American Express Co.
7.000% due 03/19/2018	200	228
American Express Credit Corp.
5.875% due 05/02/2013	2,800	3,035
American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	6,400	6,314
American General Finance Corp.
4.875% due 05/15/2010	15,700	15,694
5.625% due 08/17/2011	400	391
American International Group, Inc.
0.361% due 10/18/2011	100	96
4.950% due 03/20/2012	1,200	1,225
5.050% due 10/01/2015	1,000	930
5.850% due 01/16/2018	10,500	9,770
Bank of America Corp.
2.375% due 06/22/2012	7,300	7,483
Bank of America N.A.
5.300% due 03/15/2017	325	322
6.000% due 10/15/2036	1,300	1,207
6.100% due 06/15/2017	16,100	16,588
Bear Stearns Cos. LLC
0.460% due 08/15/2011	700	700
0.651% due 07/19/2010	4,900	4,906
Capital One Capital VI
8.875% due 05/15/2040	700	768
CIT Group, Inc.
7.000% due 05/01/2013	254	249
7.000% due 05/01/2014	381	361
7.000% due 05/01/2015	381	356
7.000% due 05/01/2016	635	587
7.000% due 05/01/2017	890	822
Citibank N.A.
1.875% due 05/07/2012	13,800	13,986
1.875% due 06/04/2012	400	405
Citigroup Funding, Inc.
1.875% due 10/22/2012	4,000	4,034
2.250% due 12/10/2012	1,500	1,525
Citigroup, Inc.
2.125% due 04/30/2012	2,400	2,445
5.300% due 10/17/2012	1,000	1,051
5.500% due 08/27/2012	3,025	3,191
5.500% due 04/11/2013	11,200	11,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/27/2012	$2,500	$2,622
5.850% due 07/02/2013	700	736
6.000% due 08/15/2017	7,900	8,090
8.500% due 05/22/2019	2,800	3,273
Credit Suisse USA, Inc.
0.450% due 08/15/2010	3,487	3,490
Fifth Third Bancorp
6.250% due 05/01/2013	350	377
8.250% due 03/01/2038	16,000	16,859
General Electric Capital Corp.
2.000% due 09/28/2012	3,000	3,043
2.125% due 12/21/2012	2,000	2,027
2.625% due 12/28/2012	3,600	3,699
3.000% due 12/09/2011	6,800	7,030
5.875% due 01/14/2038	10,200	9,730
6.875% due 01/10/2039	3,900	4,220
Goldman Sachs Group, Inc.
5.300% due 02/14/2012	325	346
5.625% due 01/15/2017	5,800	5,948
5.950% due 01/18/2018	7,375	7,749
6.150% due 04/01/2018	4,700	4,981
6.250% due 09/01/2017	6,300	6,783
HCP, Inc.
5.650% due 12/15/2013	2,300	2,406
HSBC Bank USA N.A.
6.000% due 08/09/2017	55,500	60,004
International Lease Finance Corp.
6.625% due 11/15/2013	5,180	5,046
JPMorgan Chase & Co.
6.000% due 01/15/2018	1,700	1,848
7.900% due 04/29/2049	25,700	27,491
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	7,825	8,353
JPMorgan Chase Capital XX
6.550% due 09/15/2066	800	753
KeyBank N.A.
2.502% due 06/02/2010	5,600	5,619
Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	1,700	400
5.625% due 01/24/2013 (a)	3,100	744
6.875% due 05/02/2018 (a)	1,200	290
Merrill Lynch & Co., Inc.
0.482% due 06/05/2012	500	491
2.500% due 05/12/2010	11,500	11,526
6.050% due 08/15/2012	325	347
6.400% due 08/28/2017	4,400	4,643
6.875% due 04/25/2018	19,800	21,371
MetLife, Inc.
6.400% due 12/15/2066	1,500	1,365
Metropolitan Life Global Funding I
0.290% due 05/17/2010	7,500	7,502
0.651% due 07/13/2011	19,200	19,183

See Accompanying Notes	Annual Report	March 31, 2010	61

Schedule of Investments Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.499% due 01/09/2012	$1,000	$989
2.350% due 05/14/2010	15,900	15,935
5.300% due 03/01/2013	1,150	1,225
5.625% due 01/09/2012	450	477
5.750% due 08/31/2012	850	912
5.950% due 12/28/2017	225	231
National City Bank
6.200% due 12/15/2011	375	404
Pacific LifeCorp
6.000% due 02/10/2020	1,100	1,076
Principal Life Income Funding Trusts
5.300% due 04/24/2013	2,800	3,008
5.550% due 04/27/2015	4,000	4,237
SLM Corp.
4.000% due 07/25/2014	2,000	1,694
5.375% due 01/15/2013	17,700	17,492
5.375% due 05/15/2014	400	379
State Street Capital Trust III
8.250% due 03/15/2042	3,500	3,625
State Street Capital Trust IV
1.257% due 06/01/2077	600	453
U.S. Bank N.A.
6.375% due 08/01/2011	250	266
UBS Preferred Funding Trust I
8.622% due 10/29/2049	19,700	19,509
Union Planters Corp.
7.750% due 03/01/2011	2,900	2,947
USB Capital IX
6.189% due 10/29/2049	700	606
Wachovia Corp.
5.625% due 10/15/2016	1,300	1,371
Wells Fargo & Co.
7.980% due 03/29/2049	30,000	31,500
ZFS Finance USA Trust I
5.875% due 05/09/2062	467	440

		497,820

INDUSTRIALS 3.8%
Abbott Laboratories
5.875% due 05/15/2016	325	368
Amgen, Inc.
6.900% due 06/01/2038	2,600	2,996
Comcast Corp.
5.875% due 02/15/2018	1,100	1,178
6.450% due 03/15/2037	1,100	1,124
Dell, Inc.
5.650% due 04/15/2018	6,000	6,375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Air Lines, Inc.
6.619% due 09/18/2012	$296	$295
General Mills, Inc.
6.000% due 02/15/2012	300	327
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/2013	325	353
International Business Machines Corp.
5.700% due 09/14/2017	23,200	25,741
7.625% due 10/15/2018	350	432
Kraft Foods, Inc.
6.125% due 08/23/2018	375	409
Marathon Oil Corp.
6.000% due 10/01/2017	325	349
McDonald’s Corp.
5.800% due 10/15/2017	200	223
Oracle Corp.
4.950% due 04/15/2013	7,000	7,610
5.750% due 04/15/2018	6,900	7,580
PepsiCo, Inc.
5.000% due 06/01/2018	275	290
President and Fellows of Harvard College
6.500% due 01/15/2039	24,100	27,772
Roche Holdings, Inc.
6.000% due 03/01/2019	5,200	5,757
Rohm and Haas Co.
6.000% due 09/15/2017	2,100	2,234
Target Corp.
5.125% due 01/15/2013	6,200	6,736
Time Warner, Inc.
6.875% due 05/01/2012	380	418
United Airlines, Inc.
9.190% due 12/24/2013 (a)	5,190	1,907
Wyeth
6.950% due 03/15/2011	400	424
Yum! Brands, Inc.
6.250% due 03/15/2018	20,000	21,961

		122,859

UTILITIES 0.3%
Alltel Corp.
7.000% due 07/01/2012	2,000	2,224
AT&T, Inc.
4.950% due 01/15/2013	1,700	1,827
5.500% due 02/01/2018	1,700	1,808
6.250% due 03/15/2011	400	421
6.300% due 01/15/2038	1,200	1,222
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,900	3,016

62	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
5.250% due 04/15/2013	$500	$546

		11,064

Total Corporate Bonds & Notes (Cost $592,599)		631,743

CONVERTIBLE BONDS & NOTES 0.7%
National City Corp.
4.000% due 02/01/2011	21,400	21,882

Total Convertible Bonds & Notes (Cost $21,820)		21,882

MUNICIPAL BONDS & NOTES 2.5%
California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, Series 2010
5.944% due 07/01/2040	3,800	3,762
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,900	1,983
7.500% due 04/01/2034	4,300	4,441
7.550% due 04/01/2039	6,200	6,416
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,100	1,088
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	2,000	1,648
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	600	634
6.899% due 12/01/2040	7,100	7,582
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	2,100	2,157
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	3,200	3,236
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	800	680
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,600	1,632
Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	6,300	6,468
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	6,600	6,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Miami, Florida Rent Revenue Bonds, Series 1989
8.650% due 07/01/2019	$145	$167
Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	2,600	2,589
Nevada State Truckee Meadows Water Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	2,800	2,756
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 03/15/2026	9,460	10,118
Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,800	1,165
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,200	1,214
Texas State General Obligation Bonds, Series 2009
5.517% due 04/01/2039	6,500	6,460
University of California Revenue Bonds, Series 2009
5.770% due 05/15/2043	6,700	6,479

Total Municipal Bonds & Notes (Cost $76,505)		79,505

U.S. GOVERNMENT AGENCIES 19.1%
Fannie Mae
0.289% due 12/25/2036	1,632	1,612
1.671% due 07/01/2044	581	575
1.750% due 05/07/2013 (d)(f)	19,300	19,265
1.871% due 09/01/2040	2,417	2,426
2.325% due 02/01/2023	61	62
2.575% due 12/01/2023 - 01/01/2024	66	67
2.631% due 01/01/2035	1,495	1,514
3.089% due 03/01/2024	1	1
3.117% due 10/01/2035	2,651	2,752
3.143% due 04/01/2024	15	15
3.220% due 09/01/2034	491	513
3.248% due 07/01/2020	78	80
3.295% due 05/25/2035	565	564
4.857% due 09/01/2035	734	774
5.000% due 12/25/2016 - 02/25/2017	6,149	6,292
5.500% due 03/01/2016 - 08/01/2038	69,673	73,947
5.770% due 06/01/2013	597	654
5.953% due 06/21/2027	26,800	28,268
6.000% due 05/01/2017 - 03/01/2039	335,690	357,811
6.046% due 05/01/2012	297	315
6.114% due 02/01/2012	558	598

See Accompanying Notes	Annual Report	March 31, 2010	63

Schedule of Investments Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/01/2013 - 06/25/2044	$6,981	$7,574
7.000% due 04/01/2011 - 09/25/2020	17	18
8.000% due 04/01/2015 - 10/01/2030	6	7
8.500% due 04/01/2017	1	1
9.000% due 12/01/2017 - 06/25/2018	6	7
9.250% due 07/25/2019	102	117
10.000% due 11/01/2021	3	3
Federal Home Loan Bank
1.000% due 12/28/2011	1,100	1,100
Freddie Mac
0.197% due 09/19/2011	24,500	24,497
0.380% due 07/15/2019 - 08/15/2019	10,500	10,440
1.125% due 06/01/2011 - 12/15/2011	11,300	11,358
1.681% due 02/25/2045	397	379
3.123% due 12/01/2022	231	239
3.331% due 07/01/2030	60	61
4.335% due 02/01/2023	42	43
5.000% due 02/15/2032	405	430
5.500% due 01/01/2018 - 05/01/2040	4,394	4,627
6.000% due 02/01/2016 - 05/01/2040	39,974	42,785
6.500% due 12/01/2010	2	2
7.000% due 07/15/2022	856	951
7.500% due 01/15/2023	2,055	2,285
8.000% due 11/01/2025 - 06/15/2030	1,101	1,160
9.000% due 12/15/2020	53	58
9.250% due 11/15/2019	1	1
9.500% due 02/01/2018	6	6
10.000% due 03/01/2021	5	5
Ginnie Mae
3.125% due 12/20/2029	485	493
3.625% due 09/20/2024 - 07/20/2030	1,085	1,121
4.375% due 06/20/2023 - 06/20/2027	1,474	1,524
6.000% due 01/15/2024 - 05/01/2040	3,093	3,297
7.500% due 09/15/2014 - 09/15/2025	18	20
8.000% due 07/15/2010 - 08/15/2024	45	52
9.000% due 11/15/2017	18	20
9.500% due 01/20/2019 - 12/15/2021	8	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
7.449% due 08/01/2010	$165	$168
7.970% due 01/25/2025	107	110

Total U.S. Government Agencies (Cost $595,156)		613,073

U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Bonds
3.500% due 02/15/2039	13,300	10,767
4.375% due 02/15/2038	2,500	2,378
5.375% due 02/15/2031	9,400	10,401
U.S. Treasury Notes
0.875% due 01/31/2012	17,400	17,386
0.875% due 02/29/2012	22,800	22,760
1.375% due 03/15/2013 (e)	11,000	10,938
3.250% due 03/31/2017	44,600	44,530
3.625% due 02/15/2020 (e)(f)	22,400	22,026

Total U.S. Treasury Obligations (Cost $142,761)		141,186

MORTGAGE-BACKED SECURITIES 2.6%
American Home Mortgage Investment Trust
2.229% due 02/25/2045	1,614	1,265
Banc of America Funding Corp.
3.030% due 05/25/2035	2,812	2,588
Bear Stearns Adjustable Rate Mortgage Trust
2.918% due 04/25/2033	822	739
5.287% due 02/25/2036	3,338	2,756
Bear Stearns Alt-A Trust
3.478% due 05/25/2035	4,350	3,097
5.158% due 09/25/2035	650	482
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	500	482
5.471% due 01/12/2045	1,500	1,530
5.700% due 06/11/2050	5,000	4,835
Bear Stearns Mortgage Funding Trust
0.419% due 01/25/2037	12,497	6,493
Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	3,153	2,793
4.700% due 12/25/2035	887	814
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	2,600	2,547
Countrywide Alternative Loan Trust
0.409% due 05/25/2047	2,868	1,508
Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	17	15
5.250% due 02/20/2036	1,139	854
5.750% due 05/25/2033	40	40

64	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
4.823% due 06/25/2032	$63	$56
Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	500	492
Deutsche ALT-A Securities, Inc.
0.299% due 01/25/2047	466	453
DLJ Acceptance Trust
11.000% due 08/01/2019	9	9
Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	1,404	1,274
0.309% due 01/25/2047	1,641	1,506
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	199
5.444% due 03/10/2039	2,200	2,143
GSR Mortgage Loan Trust
5.123% due 01/25/2036	29	28
5.219% due 11/25/2035	3,286	3,019
Guaranteed Mortgage Corp. III GNMA-CMB
9.300% due 07/20/2019	29	32
Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	214	209
Indymac ARM Trust
2.463% due 01/25/2032	23	17
Indymac Index Mortgage Loan Trust
5.476% due 11/25/2035	4,879	3,601
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	3,700	3,613
5.420% due 01/15/2049	500	482
5.440% due 06/12/2047	1,300	1,272
5.794% due 02/12/2051	3,000	2,997
5.882% due 02/15/2051	1,200	1,175
JPMorgan Mortgage Trust
5.016% due 02/25/2035	16	15
Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	700	623
5.485% due 03/12/2051	2,900	2,664
Morgan Stanley Capital I
0.289% due 10/15/2020	1,056	972
5.809% due 12/12/2049	300	295
Morgan Stanley Re-REMIC Trust
5.841% due 08/12/2045	1,700	1,718
Prime Mortgage Trust
0.629% due 02/25/2019	95	90
0.629% due 02/25/2034	675	614
Residential Funding Mortgage Securities I
5.574% due 02/25/2036	636	413
Structured Asset Mortgage Investments, Inc.
0.889% due 09/19/2032	502	421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
2.595% due 01/25/2032	$73	$71
2.920% due 02/25/2032	65	51
Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	2,036	1,987
Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	2,375	2,121
5.342% due 12/15/2043	3,800	3,305
WaMu Mortgage Pass-Through Certificates
0.519% due 10/25/2045	867	670
1.671% due 11/25/2042	331	243
4.642% due 05/25/2035	395	349
Wells Fargo Mortgage-Backed Securities Trust
0.729% due 07/25/2037	1,100	689
3.091% due 12/25/2034	5,775	5,620
4.943% due 01/25/2035	19	19
4.950% due 03/25/2036	4,204	3,705

Total Mortgage-Backed Securities (Cost $86,039)		82,070

ASSET-BACKED SECURITIES 1.3%
ACE Securities Corp.
0.279% due 12/25/2036	790	706
Ally Auto Receivables Trust
1.320% due 03/15/2012	3,300	3,314
Amortizing Residential Collateral Trust
0.499% due 06/25/2032	601	442
Asset-Backed Funding Certificates
0.289% due 11/25/2036	90	90
Bear Stearns Asset-Backed Securities Trust
0.289% due 01/25/2037	2,726	2,537
0.319% due 06/25/2047	950	908
0.679% due 03/25/2043	98	97
0.729% due 06/25/2035	433	425
Countrywide Asset-Backed Certificates
0.279% due 05/25/2037	564	554
EMC Mortgage Loan Trust
0.599% due 05/25/2040	1,751	1,217
First Franklin Mortgage Loan Asset-Backed Certificates
0.269% due 01/25/2038	405	401
0.279% due 11/25/2036	1,053	1,029
Ford Credit Auto Owner Trust
1.650% due 06/15/2012	12,005	12,085
Fremont Home Loan Trust
0.289% due 01/25/2037	712	570
HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036	392	303
JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036	404	400

See Accompanying Notes	Annual Report	March 31, 2010	65

Schedule of Investments  Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.509% due 10/25/2034	$107	$90
Morgan Stanley ABS Capital I
0.269% due 10/25/2036	258	254
Morgan Stanley IXIS Real Estate Capital Trust
0.279% due 11/25/2036	173	168
Option One Mortgage Loan Trust
0.279% due 01/25/2037	25	25
Quest Trust
0.349% due 08/25/2036	4,064	3,725
Securitized Asset-Backed Receivables LLC Trust
0.289% due 12/25/2036	996	379
SLM Student Loan Trust
1.749% due 04/25/2023	11,151	11,546
Structured Asset Securities Corp.
0.519% due 01/25/2033	191	169

Total Asset-Backed Securities (Cost $41,761)		41,434

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.7%
American International Group, Inc.
8.500% due 08/01/2011	202,700	2,072
Wells Fargo & Co.
7.500% due 12/31/2049	55,500	54,223

Total Convertible Preferred Securities (Cost $35,687)		56,295

PREFERRED STOCKS 0.4%
DG Funding Trust
2.501% due 12/31/2049	1,568	12,779

Total Preferred Stocks (Cost $16,522)		12,779

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 44.2%

COMMERCIAL PAPER 4.2%
Fannie Mae
0.185% due 06/23/2010	$17,000	16,996
0.280% due 08/03/2010	8,000	7,994
Federal Home Loan Bank
0.133% due 04/21/2010	43,000	42,997
0.185% due 06/25/2010	10,000	9,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.190% due 06/23/2010	$10,000	$9,998
0.300% due 04/01/2010	10,000	10,000
0.388% due 04/19/2010	20,000	19,999
Freddie Mac
0.209% due 05/05/2010	6,000	5,999
0.230% due 08/03/2010	12,000	11,992

		135,973

REPURCHASE AGREEMENTS 6.4%
Barclays Capital, Inc.
0.030% due 04/01/2010	36,100	36,100
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $36,872. Repurchase Proceeds are $36,100.)
Citigroup Global Markets, Inc.
0.020% due 04/01/2010	32,900	32,900
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 02/29/2016 valued at $33,677. Repurchase proceeds are $32,900.)
0.030% due 04/01/2010	90,600	90,600
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $92,496. Repurchase proceeds are $90,600.)
Goldman Sachs & Co.
0.140% due 04/05/2010	42,000	42,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $43,336. Repurchase proceeds are $42,000.)
State Street Bank and Trust Co.
0.010% due 04/01/2010	5,739	5,739
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $5,855. Repurchase proceeds are $5,739.)

		207,339

U.S. TREASURY BILLS 4.5%
0.142% due 04/15/2010 - 09/02/2010 (b)(d)(f)	143,194	143,157

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.020% due 04/01/2010	50,550	50,550

66	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 27.5%
88,340,012	$884,549

Total Short-Term Instruments (Cost $1,421,645)	1,421,568

Total Investments 96.5% (Cost $3,030,495)	$3,101,535

Written Options (h) (0.2%) (Premiums $13,317)	(4,824)

Other Assets and Liabilities (Net) 3.7%	117,342

Net Assets 100.0%	$3,214,053

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,904 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $489,166 at a weighted average interest rate of 0.350%. On March 31, 2010, securities valued at $32,865 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $18,417 and cash of $43 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	1,354	$1,071
90-Day Eurodollar June Futures	Long	06/2010	4,486	4,572
90-Day Eurodollar March Futures	Long	03/2011	27	47
90-Day Eurodollar September Futures	Long	09/2010	1,643	580
U.S. Treasury 2-Year Note June Futures	Long	06/2010	4,601	(796)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	2,129	(1,318)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	5,593	(3,686)

				$470

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.670%	03/20/2013	2.008%	$600	$(6)	$0	$(6)
American International Group, Inc.	DUB	5.000%	12/20/2013	2.291%	5,300	505	(477)	982

See Accompanying Notes	Annual Report	March 31, 2010	67

Schedule of Investments  Total Return Fund II (Cont.)

Credit Default Swaps on Corporate Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010(2)	Notional Amount(3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.687%	$2,000	$10	$0	$10
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	500	1	(3)	4
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	300	0	(2)	2
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	600	1	(4)	5
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	1,300	4	(7)	11
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.926%	300	0	0	0
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	400	0	0	0
General Electric Capital Corp.	BCLY	5.000%	09/20/2010	0.911%	1,100	23	37	(14)
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	0.926%	100	0	0	0
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	13,800	(41)	0	(41)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	13,700	(235)	0	(235)
General Electric Capital Corp.	BNP	0.940%	12/20/2010	0.926%	300	0	0	0
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.046%	2,000	119	106	13
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.926%	400	0	0	0
General Electric Capital Corp.	DUB	5.000%	03/20/2011	0.944%	400	17	(26)	43
General Electric Capital Corp.	DUB	5.000%	09/20/2011	1.046%	2,900	172	157	15
General Electric Capital Corp.	JPM	5.000%	09/20/2011	1.046%	2,000	120	94	26
HSBC Finance Corp.	CITI	1.000%	09/20/2010	0.625%	4,600	10	(70)	80
International Lease Finance Corp.	BCLY	5.000%	09/20/2010	1.833%	5,000	82	(350)	432
SLM Corp.	BOA	5.000%	09/20/2011	2.323%	1,900	76	(238)	314
Wells Fargo & Co.	RBS	3.020%	03/20/2013	0.767%	8,200	544	0	544

						$1,402	$(783)	$2,185

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	$7,992	$(25)	$0	$(25)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	(15)	0	(15)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,926	(4)	0	(4)
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	4,800	90	0	90
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012	18,518	319	0	319
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	12,249	194	0	194
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,833	26	0	26
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	3,955	59	0	59
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	2,508	33	0	33
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	3,086	34	0	34

					$711	$0	$711

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

68	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA	$43,300	$1,142	$906	$236
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC	112,000	2,953	2,347	606
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS	9,900	724	212	512
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC	13,000	667	694	(27)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS	10,100	518	568	(50)

						$6,004	$4,727	$1,277

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	221	$66	$36
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	256	139	11
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	58	56	28
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	302	149	108
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	66	30	39
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	256	106	34
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	58	47	15

				$593	$271

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$2,000	$26	$0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	19,700	118	8
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,500	24	1
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	12,000	62	36
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	12,000	37	29
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	2,900	7	8
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	2,900	15	16
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,000	28	0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	3,000	23	1

See Accompanying Notes	Annual Report	March 31, 2010	69

Schedule of Investments  Total Return Fund II  (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$57,500	$253	$1
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	57,500	754	19
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	27,000	281	0
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	23,300	114	91
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	23,300	231	149
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	5,300	26	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	34,500	388	11
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	6,600	45	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	31,200	197	93
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	31,200	258	77
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	16,300	57	43
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	16,300	127	88
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,500	37	1
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	21,100	105	69
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	21,100	119	124
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	23,500	97	61
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	23,500	242	127
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	6,500	30	25
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	6,500	31	42
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	6,900	32	0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,700	17	0
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	2,400	29	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,700	41	1
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	5,000	23	16
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	5,000	32	29
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	17,900	104	70
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	17,900	131	115
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	4,000	17	0

70	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$28,900	$287	$0
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	4,000	35	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	23,100	308	8
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	9,800	48	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	4,000	45	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,100	14	8
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,100	34	17
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,900	46	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,300	14	1
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	4,300	62	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	100,400	2,262	33
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	36,100	106	94
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	36,100	152	195
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	16,500	82	65
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	14,300	75	73
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	16,500	105	106
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	11,800	89	1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	15,500	151	4
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	17,900	155	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	47	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	6,700	64	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	15,600	74	51
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	15,600	101	91
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	5,900	22	18
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	5,900	14	14
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	15,000	143	1
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	115,900	730	785
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	17,500	105	19

See Accompanying Notes	Annual Report	March 31, 2010	71

Schedule of Investments  Total Return Fund II (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$8,500	$106	$0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	46,100	221	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	14,900	124	5
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	8,500	88	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	114,600	880	9
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	39,000	319	10
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	214,200	1,315	1,451

							$12,581	$4,430

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	BCLY	Buy	0.800%	06/16/2010	$4,000	$7	$10
Put - OTC CDX.IG-13 5-Year Index	BCLY	Sell	1.300%	06/16/2010	4,000	10	2
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010	6,300	11	16
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010	6,300	15	3
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010	5,400	11	14
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010	5,400	11	3

						$65	$48

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] -Inflation Adjustment) or $0	03/12/2020	$7,000	$59	$58
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	2,500	19	17

						$78	$75

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	513	$164,700	$1,127
Sales	5,840	2,217,000	18,524
Closing Buys	(4,947)	(783,100)	(6,197)
Expirations	0	0	0
Exercised	(189)	0	(137)

Balance at 03/31/2010	1,217	$1,598,600	$13,317

72	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	04/01/2025	$4,000	$4,271	$4,276
Fannie Mae	5.500%	06/01/2040	42,000	44,261	44,048
Fannie Mae	6.000%	05/01/2040	43,000	45,754	45,869

				$94,286	$94,193

(j)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$631,743	$0	$631,743
U.S. Government Agencies	0	613,073	0	613,073
U.S. Treasury Obligations	0	141,186	0	141,186
Short-Term Instruments	884,549	537,019	0	1,421,568
Other Investments +++	56,295	224,891	12,779	293,965

Investments, at value	$940,844	$2,147,912	$12,779	$3,101,535
Short Sales, at value	$0	$(94,193)	$0	$(94,193)
Financial Derivative Instruments ++++	$470	$(529)	$(122)	$(181)

Totals	$941,314	$2,053,190	$12,657	$3,007,161

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$2,024	$(557)	$11	$77	$352	$(1,907)	$0	$0
Other Investments +++	0	0	0	0	(2,925)	15,704	12,779	(2,925)

Investments, at value	$2,024	$(557)	$11	$77	$(2,573)	$13,797	$12,779	$(2,925)
Financial Derivative Instruments ++++	$0	$(142)	$0	$0	$20	$0	$(122)	$20

Totals	$2,024	$(699)	$11	$77	$(2,553)	$13,797	$12,657	$(2,905)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++

Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	March 31, 2010	73

Schedule of Investments  Total Return Fund II (Cont.)

March 31, 2010

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$3,384	$0	$0	$0	$0	$3,384
Unrealized appreciation on swap agreements	1,355	0	3,235	0	0	4,590

	$4,739	$0	$3,235	$0	$0	$7,974

Liabilities:
Written options outstanding	$4,777	$0	$47	$0	$0	$4,824
Unrealized depreciation on swap agreements	77	0	340	0	0	417

	$4,854	$0	$387	$0	$0	$5,241

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$968	$0	$0	$0	$0	$968
Net realized gain (loss) on futures contracts, written options and swaps	108,899	0	(526)	0	0	108,373

	$109,867	$0	$(526)	$0	$0	$109,341

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(16,726)	$0	$0	$0	$0	$(16,726)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(29,360)	0	16,984	0	0	(12,376)

	$(46,086)	$0	$16,984	$0	$0	$(29,102)

^	See note 4 in the Notes to Financial Statements for additional information.
^^

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $470 as reported in the Notes to Schedule of Investments.

74	PIMCO Funds	Total Return Funds	See Accompanying Notes

Schedule of Investments  Total Return Fund III

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
CIT Group, Inc.
9.500% due 01/20/2012	$3,330	$3,416
Daimler Finance North America LLC
4.230% due 08/03/2012	3,625	3,625
Sensata Technologies BV
1.999% due 04/27/2013	2,909	2,799

Total Bank Loan Obligations (Cost $9,633)		9,840

CORPORATE BONDS & NOTES 22.7%

BANKING & FINANCE 16.8%
Allied World Assurance Co. Holdings Ltd.
7.500% due 08/01/2016	100	108
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	3,000	3,270
American Express Bank FSB
0.359% due 05/29/2012	1,025	1,011
5.500% due 04/16/2013	300	322
6.000% due 09/13/2017	4,000	4,298
American Express Centurion Bank
6.000% due 09/13/2017	4,000	4,298
American Express Co.
7.000% due 03/19/2018	2,600	2,958
American Express Credit Corp.
5.875% due 05/02/2013	3,255	3,528
American General Finance Corp.
4.875% due 07/15/2012	1,000	943
5.375% due 10/01/2012	265	249
6.900% due 12/15/2017	4,300	3,771
American International Group, Inc.
0.361% due 10/18/2011	7,800	7,473
5.050% due 10/01/2015	400	372
5.850% due 01/16/2018	10,400	9,677
ASIF I
0.399% due 07/26/2010	10,000	9,878
Bank of America Corp.
0.580% due 08/15/2016	1,400	1,228
2.375% due 06/22/2012	5,700	5,843
5.650% due 05/01/2018	165	167
6.500% due 08/01/2016	17,500	18,932
Bank of America N.A.
0.537% due 06/15/2016	1,300	1,165
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	1,000	1,000
Barclays Bank PLC
5.450% due 09/12/2012	20,400	22,004
6.050% due 12/04/2017	3,400	3,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
0.460% due 08/15/2011	$300	$300
6.400% due 10/02/2017	8,900	9,844
7.250% due 02/01/2018	60	69
Berkshire Hathaway Finance Corp.
5.000% due 08/15/2013	85	93
Brookfield Financial Properties, Inc.
6.950% due 09/01/2013	102	103
C10 Capital SPV Ltd.
6.722% due 12/31/2049	2,500	1,780
Catlin Insurance Co. Ltd.
7.249% due 12/31/2049	150	133
CIT Group, Inc.
7.000% due 05/01/2013	2,386	2,338
7.000% due 05/01/2014	1,578	1,496
7.000% due 05/01/2015	878	821
7.000% due 05/01/2016	1,464	1,354
7.000% due 05/01/2017	2,050	1,896
Citibank N.A.
1.875% due 05/07/2012	500	507
1.875% due 06/04/2012	300	304
Citigroup Funding, Inc.
1.875% due 10/22/2012	3,700	3,732
2.250% due 12/10/2012	1,100	1,119
Citigroup, Inc.
0.400% due 05/18/2010	1,500	1,500
2.125% due 04/30/2012	4,000	4,075
5.100% due 09/29/2011	925	964
5.300% due 10/17/2012	1,100	1,156
5.500% due 08/27/2012	12,200	12,868
5.500% due 04/11/2013	12,700	13,354
5.625% due 08/27/2012	2,200	2,307
5.850% due 07/02/2013	700	736
6.125% due 08/25/2036	9,800	8,578
Countrywide Financial Corp.
5.800% due 06/07/2012	3,300	3,510
Countrywide Home Loans, Inc.
4.000% due 03/22/2011	110	113
Deutsche Bank AG
4.875% due 05/20/2013	590	633
6.000% due 09/01/2017	7,200	7,904
Dexia Credit Local
0.652% due 03/05/2013	22,500	22,537
Ford Motor Credit Co. LLC
7.000% due 10/01/2013	500	518
7.250% due 10/25/2011	500	517
7.375% due 02/01/2011	2,100	2,153
7.875% due 06/15/2010	700	707
12.000% due 05/15/2015	4,100	4,903
General Electric Capital Corp.
2.000% due 09/28/2012	2,200	2,231
2.125% due 12/21/2012	1,900	1,926

See Accompanying Notes	Annual Report	March 31, 2010	75

Schedule of Investments  Total Return Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 12/28/2012	$3,400	$3,494
3.000% due 12/09/2011	500	517
5.625% due 05/01/2018	700	733
6.375% due 11/15/2067	300	283
6.875% due 01/10/2039	3,500	3,787
GMAC, Inc.
6.000% due 12/15/2011	11,685	11,824
Goldman Sachs Group, Inc.
0.701% due 03/22/2016	100	95
4.750% due 07/15/2013	790	836
5.700% due 09/01/2012	41	44
5.950% due 01/18/2018	8,500	8,931
6.250% due 09/01/2017	6,800	7,321
HBOS Capital Funding LP
6.071% due 06/29/2049	1,600	1,256
HSBC Capital Funding LP
9.547% due 12/29/2049	1,200	1,227
HSBC Finance Corp.
5.250% due 01/15/2014	300	317
HSBC Holdings PLC
6.500% due 05/02/2036	3,800	3,928
6.500% due 09/15/2037	1,500	1,560
ING Bank NV
1.090% due 03/30/2012	26,900	26,850
International Lease Finance Corp.
4.875% due 09/01/2010	270	270
5.300% due 05/01/2012	2,400	2,332
5.350% due 03/01/2012	2,400	2,352
5.400% due 02/15/2012	3,137	3,088
John Deere Capital Corp.
4.500% due 04/03/2013	555	593
JPMorgan Chase & Co.
5.750% due 01/02/2013	290	315
7.900% due 04/29/2049	4,340	4,643
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	5,700	6,084
JPMorgan Chase Capital XX
6.550% due 09/15/2066	700	659
KeyBank N.A.
2.502% due 06/02/2010	5,300	5,318
Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	23
3.005% due 07/18/2011 (a)	3,000	705
5.625% due 01/24/2013 (a)	3,200	768
Longpoint Re Ltd.
5.507% due 11/08/2011	1,700	1,700
Macquarie Group Ltd.
7.300% due 08/01/2014	11,900	13,299
Merrill Lynch & Co., Inc.
0.450% due 02/15/2011	2,600	2,556
0.482% due 06/05/2012	2,500	2,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 08/15/2012	$3,800	$4,061
6.150% due 04/25/2013	155	167
6.400% due 08/28/2017	4,000	4,220
6.875% due 04/25/2018	1,070	1,155
MetLife, Inc.
5.375% due 12/15/2012	10	11
Metropolitan Life Global Funding I
5.125% due 04/10/2013	690	741
Morgan Stanley
0.499% due 01/09/2012	1,000	989
2.350% due 05/14/2010	11,300	11,325
4.750% due 04/01/2014	110	112
6.250% due 08/28/2017	1,300	1,366
Mystic Re Ltd.
10.252% due 06/07/2011	1,100	1,120
National Australia Bank Ltd.
5.350% due 06/12/2013	3,100	3,343
Nationwide Building Society
6.250% due 02/25/2020	4,300	4,392
Nomura Europe Finance NV
0.401% due 07/05/2011	9,200	8,980
Pacific LifeCorp
6.000% due 02/10/2020	1,000	978
Petroleum Export Ltd.
5.265% due 06/15/2011	238	235
PNC Funding Corp.
5.125% due 12/14/2010	135	139
Protective Life Secured Trusts
4.850% due 08/16/2010	115	117
Prudential Financial, Inc.
6.625% due 12/01/2037	800	842
Prudential Holdings LLC
8.695% due 12/18/2023	265	306
Rabobank Nederland NV
11.000% due 06/29/2049	200	258
Regions Financial Corp.
6.375% due 05/15/2012	1,270	1,275
Residential Reinsurance 2007 Ltd.
10.502% due 06/07/2010	700	708
Resona Bank Ltd.
5.850% due 09/29/2049	800	756
Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	12,300	12,324
3.000% due 12/09/2011	3,000	3,085
5.000% due 11/12/2013	1,990	1,935
7.648% due 08/29/2049	3,800	3,201
Santander U.S. Debt S.A. Unipersonal
1.089% due 03/30/2012	20,100	20,100
SLM Corp.
5.000% due 10/01/2013	510	488

76	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	$45,000	$51,593
Societe Generale
5.922% due 04/29/2049	2,200	1,902
State Street Capital Trust IV
1.257% due 06/01/2077	600	453
Temasek Financial I Ltd.
4.300% due 10/25/2019	2,300	2,285
TNK-BP Finance S.A.
6.125% due 03/20/2012	700	732
UBS AG
1.352% due 02/23/2012	4,900	4,926
5.750% due 04/25/2018	1,000	1,026
5.875% due 12/20/2017	2,500	2,593
USB Capital IX
6.189% due 10/29/2049	600	519
Wachovia Capital Trust III
5.800% due 12/31/2049	245	210
Wells Fargo & Co.
7.980% due 03/29/2049	11,675	12,259
Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	4,600	4,686
XL Capital Ltd.
6.500% due 12/31/2049	220	189

		517,349

INDUSTRIALS 4.8%
Alcoa, Inc.
6.000% due 07/15/2013	85	91
Cameron International Corp.
6.375% due 07/15/2018	125	135
Canadian Natural Resources Ltd.
5.700% due 05/15/2017	535	572
CODELCO, Inc.
6.150% due 10/24/2036	400	413
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	135	157
Comcast Corp.
5.875% due 02/15/2018	1,000	1,070
6.450% due 03/15/2037	1,000	1,022
6.500% due 11/15/2035	95	98
Commercial Metals Co.
7.350% due 08/15/2018	60	63
ConocoPhillips
4.400% due 05/15/2013	60	64
Dell, Inc.
4.700% due 04/15/2013	5,800	6,235
5.650% due 04/15/2018	170	181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Devon Financing Corp. ULC
6.875% due 09/30/2011	$210	$227
Diageo Capital PLC
5.200% due 01/30/2013	60	65
El Paso Corp.
9.625% due 05/15/2012	1,000	1,086
El Paso Natural Gas Co.
8.625% due 01/15/2022	1,000	1,216
Gaz Capital S.A.
6.212% due 11/22/2016	700	725
General Mills, Inc.
5.250% due 08/15/2013	120	131
Hewlett-Packard Co.
4.500% due 03/01/2013	135	145
International Business Machines Corp.
5.700% due 09/14/2017	28,100	31,177
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	150	161
Kraft Foods, Inc.
6.125% due 02/01/2018	3,000	3,288
6.500% due 08/11/2017	360	404
6.875% due 02/01/2038	1,300	1,411
Nucor Corp.
5.750% due 12/01/2017	4,800	5,194
5.850% due 06/01/2018	555	603
Oracle Corp.
4.950% due 04/15/2013	640	696
Pemex Project Funding Master Trust
5.750% due 03/01/2018	510	527
9.125% due 10/13/2010	15	16
PepsiCo, Inc.
4.650% due 02/15/2013	165	178
Petrobras International Finance Co.
7.875% due 03/15/2019	14,120	16,585
Petro-Canada
6.050% due 05/15/2018	65	70
Petroleos Mexicanos
8.000% due 05/03/2019	25,100	29,555
Plains All American Pipeline LP
6.650% due 01/15/2037	220	229
Premcor Refining Group, Inc.
6.750% due 05/01/2014	235	240
President and Fellows of Harvard College
6.000% due 01/15/2019	300	338
6.500% due 01/15/2039	21,000	24,200
Rio Tinto Finance USA Ltd.
5.875% due 07/15/2013	185	203
Rohm and Haas Co.
6.000% due 09/15/2017	2,000	2,127

See Accompanying Notes	Annual Report	March 31, 2010	77

Schedule of Investments  Total Return Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shell International Finance BV
5.500% due 03/25/2040	$1,700	$1,672
Suncor Energy, Inc.
5.950% due 12/01/2034	41	40
6.100% due 06/01/2018	65	70
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	8,400	8,921
Time Warner Cable, Inc.
5.850% due 05/01/2017	130	139
Time Warner, Inc.
7.625% due 04/15/2031	174	199
TransCanada Pipelines Ltd.
6.350% due 05/15/2067	365	348
Union Pacific Corp.
6.650% due 01/15/2011	265	276
UnitedHealth Group, Inc.
4.875% due 03/15/2015	120	126
Vale Overseas Ltd.
6.250% due 01/23/2017	700	761
6.875% due 11/21/2036	700	726
Wind Acquisition Finance S.A.
12.000% due 12/01/2015	2,300	2,496
Xerox Corp.
5.500% due 05/15/2012	425	451
XTO Energy, Inc.
4.625% due 06/15/2013	220	236

		147,359

UTILITIES 1.1%
AES Corp.
8.000% due 10/15/2017	30	31
Alltel Corp.
7.000% due 07/01/2012	2,000	2,225
American Electric Power Co., Inc.
5.250% due 06/01/2015	535	573
AT&T, Inc.
4.950% due 01/15/2013	2,800	3,009
5.500% due 02/01/2018	3,055	3,248
5.600% due 05/15/2018	115	123
6.300% due 01/15/2038	1,900	1,934
Consolidated Natural Gas Co.
5.000% due 03/01/2014	180	191
Deutsche Telekom International Finance BV
8.500% due 06/15/2010	150	152
Dominion Resources, Inc.
5.000% due 03/15/2013	36	38
Duke Energy Carolinas LLC
5.100% due 04/15/2018	120	126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enel Finance International S.A.
6.800% due 09/15/2037	$10,200	$10,776
Florida Power & Light Co.
5.550% due 11/01/2017	120	129
Florida Power Corp.
5.650% due 06/15/2018	130	141
Nevada Power Co.
6.500% due 08/01/2018	120	131
New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	310	330
8.125% due 05/01/2012	45	51
Pacific Gas & Electric Co.
4.200% due 03/01/2011	39	40
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	1,196	1,244
Qwest Corp.
8.875% due 03/15/2012	50	55
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	1,600	1,557
Southern California Edison Co.
5.625% due 02/01/2036	180	180
Southern California Gas Co.
5.450% due 04/15/2018	54	57
Verizon Communications, Inc.
5.500% due 04/01/2017	620	662
6.100% due 04/15/2018	140	153
Verizon Global Funding Corp.
7.750% due 12/01/2030	40	48
Verizon New England, Inc.
6.500% due 09/15/2011	90	96
Verizon New Jersey, Inc.
5.875% due 01/17/2012	100	107
Verizon Wireless Capital LLC
2.851% due 05/20/2011	4,400	4,530
Virginia Electric and Power Co.
5.400% due 04/30/2018	650	691
6.350% due 11/30/2037	500	542

		33,170

Total Corporate Bonds & Notes (Cost $661,906)		697,878

MUNICIPAL BONDS & NOTES 0.9%
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,500	1,565
7.500% due 04/01/2034	1,500	1,549
7.550% due 04/01/2039	1,500	1,552
California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	700	718

78	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	$1,000	$990
California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030 (b)	1,700	1,697
Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (b)	1,100	1,090
Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	1,900	1,951
Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057	1,000	995
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	2,900	2,933
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	2,500	2,587
Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	2,100	2,091
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	1,100	1,111
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040	4,000	3,958
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,600	1,619

Total Municipal Bonds & Notes (Cost $26,064)		26,406

U.S. GOVERNMENT AGENCIES 18.4%
Fannie Mae
0.289% due 07/25/2037	4,346	4,164
1.671% due 07/01/2044	496	491
1.750% due 05/07/2013 (h)	18,200	18,167
2.075% due 08/01/2035	3,417	3,489
2.375% due 05/20/2010	575	577
2.499% due 03/01/2033	39	40
2.591% due 01/01/2035	762	773
3.121% due 08/01/2035	1,798	1,861
3.220% due 09/01/2034	384	401
3.295% due 05/25/2035	452	451
3.362% due 07/01/2035	3,958	4,058
3.770% due 07/01/2034	23	23
4.789% due 04/01/2038	765	799
4.857% due 09/01/2035	734	774
4.859% due 04/01/2038	508	532
4.901% due 04/01/2038	614	643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/01/2016 - 06/01/2039	$157,825	$167,189
5.785% due 09/01/2037	478	502
5.804% due 02/01/2031	4	4
6.000% due 10/01/2016 - 04/01/2040	219,291	233,734
6.500% due 01/01/2011 - 06/25/2044	2,070	2,255
7.000% due 03/01/2013 - 10/01/2031	31	34
7.500% due 05/01/2011 - 02/01/2027	198	223
9.000% due 06/01/2025	1	1
Federal Home Loan Bank
1.000% due 12/28/2011	1,000	1,000
Federal Housing Administration
7.430% due 01/25/2023	579	578
Freddie Mac
0.197% due 09/19/2011 (h)	23,100	23,097
0.380% due 07/15/2019 - 08/15/2019	9,572	9,517
1.125% due 06/01/2011 - 12/15/2011	8,000	8,040
1.681% due 02/25/2045	323	308
3.123% due 12/01/2022	37	38
3.331% due 07/01/2030	17	18
3.332% due 04/01/2033	6	6
3.594% due 08/15/2032	589	603
4.924% due 04/01/2038	935	981
5.500% due 06/01/2019 - 05/01/2040	1,611	1,703
6.000% due 02/01/2016 - 05/01/2040	24,815	26,602
6.500% due 05/01/2016 - 05/15/2032	20,409	22,385
7.000% due 11/01/2011 - 07/01/2029	1,549	1,582
7.500% due 07/01/2011 - 09/01/2025	24	27
8.000% due 01/01/2012	2	2
Ginnie Mae
0.850% due 02/16/2030	99	100
3.125% due 10/20/2024 - 12/20/2026	256	260
3.625% due 09/20/2023 - 08/20/2027	269	277
3.750% due 02/20/2032	768	793
4.375% due 06/20/2022 - 01/20/2026	492	508
6.000% due 01/15/2029 - 05/01/2040	3,829	4,087
6.500% due 05/15/2032 - 06/15/2032	36	40
7.000% due 12/15/2011 - 02/20/2032	33	37
10.250% due 02/15/2017	386	427

See Accompanying Notes	Annual Report	March 31, 2010	79

Schedule of Investments  Total Return Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
4.430% due 05/01/2029	$13,774	$14,237
5.130% due 09/01/2023	572	606
5.520% due 06/01/2024	4,143	4,408
7.449% due 08/01/2010	67	68

Total U.S. Government Agencies (Cost $543,619)		563,520

U.S. TREASURY OBLIGATIONS 3.8%
U.S. Treasury Bonds
3.500% due 02/15/2039	3,000	2,429
4.250% due 05/15/2039 (h)	13,800	12,791
4.375% due 02/15/2038	3,700	3,520
4.375% due 11/15/2039	5,400	5,108
5.375% due 02/15/2031	8,900	9,848
U.S. Treasury Notes
0.875% due 01/31/2012	8,500	8,493
0.875% due 02/29/2012	17,800	17,769
1.375% due 03/15/2013 (g)	10,300	10,242
3.250% due 03/31/2017	34,300	34,246
3.625% due 02/15/2020 (g)	12,600	12,389

Total U.S. Treasury Obligations (Cost $118,830)		116,835

MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.229% due 02/25/2045	1,270	995
Banc of America Funding Corp.
3.030% due 05/25/2035	1,907	1,755
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	140	143
Bear Stearns Adjustable Rate Mortgage Trust
3.399% due 02/25/2033	77	65
3.705% due 01/25/2034	1,178	1,053
5.642% due 02/25/2033	97	95
Bear Stearns Alt-A Trust
3.478% due 05/25/2035	2,723	1,939
5.158% due 09/25/2035	1,344	996
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,000	965
5.471% due 01/12/2045	2,800	2,856
Bear Stearns Mortgage Funding Trust
0.299% due 02/25/2037	922	906
Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	3,006	1,857
5.624% due 12/26/2046	1,737	1,069
Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	15,000	14,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
3.075% due 03/25/2034	$100	$97
4.700% due 12/25/2035	721	661
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	540	392
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	1,600	1,567
Countrywide Alternative Loan Trust
0.409% due 05/25/2047	2,438	1,282
Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	4,220	3,589
3.510% due 11/25/2034	2,464	2,092
5.250% due 02/20/2036	922	691
5.750% due 05/25/2033	40	40
Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	1,400	1,376
Deutsche ALT-A Securities, Inc.
0.299% due 01/25/2047	497	483
GE Capital Commercial Mortgage Corp.
6.070% due 06/10/2038	850	895
Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	1,218	1,105
0.309% due 01/25/2047	1,498	1,375
Greenpoint Mortgage Pass-Through Certificates
3.474% due 10/25/2033	1,538	1,144
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	500	497
5.444% due 03/10/2039	3,000	2,922
GSR Mortgage Loan Trust
5.219% due 11/25/2035	3,089	2,838
Harborview Mortgage Loan Trust
0.319% due 01/19/2038	932	921
4.880% due 07/19/2035	2,123	1,538
HSBC Asset Loan Obligation
5.054% due 09/25/2037	14,006	10,230
Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	185	180
Indymac ARM Trust
2.463% due 01/25/2032	11	8
Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	393	388
3.025% due 01/25/2036	2,908	1,813
JPMorgan Chase Commercial Mortgage Securities Corp.
5.273% due 02/12/2051	343	350
5.336% due 05/15/2047	3,600	3,515
5.440% due 06/12/2047	2,000	1,958
5.794% due 02/12/2051	2,000	1,998
JPMorgan Mortgage Trust
5.750% due 01/25/2036	2,425	2,086

80	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp.
0.712% due 06/15/2030	$2,260	$1,905
Merrill Lynch Countrywide Commercial Mortgage Trust
0.768% due 07/09/2021	6,200	5,419
5.378% due 08/12/2048	600	534
5.485% due 03/12/2051	3,000	2,756
Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	1,446	1,044
MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	379	276
Morgan Stanley Capital I
0.289% due 10/15/2020	987	909
4.970% due 12/15/2041	676	709
5.809% due 12/12/2049	20,600	20,291
5.880% due 06/11/2049	10,300	10,189
Morgan Stanley Dean Witter Capital I
4.920% due 03/12/2035	555	578
Morgan Stanley Re-REMIC Trust
5.841% due 08/12/2045	1,300	1,314
Prime Mortgage Trust
0.629% due 02/25/2019	54	52
0.629% due 02/25/2034	349	317
Structured Adjustable Rate Mortgage Loan Trust
5.486% due 07/25/2035	608	512
Structured Asset Mortgage Investments, Inc.
0.359% due 03/25/2037	3,744	1,993
0.479% due 07/19/2035	2,949	2,734
Structured Asset Securities Corp.
2.920% due 02/25/2032	30	24
3.183% due 10/25/2035	1,389	1,172
Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	1,810	1,766
Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	2,213	1,977
5.308% due 11/15/2048	2,000	1,988
5.342% due 12/15/2043	4,000	3,479
5.678% due 05/15/2046	580	559
WaMu Mortgage Pass-Through Certificates
0.519% due 10/25/2045	688	531
1.671% due 11/25/2042	287	211
5.313% due 03/25/2037	7,217	6,192
Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	3,440	3,032
6.000% due 04/25/2037	15,500	12,721
6.000% due 08/25/2037	1,263	1,018

Total Mortgage-Backed Securities (Cost $151,906)		163,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.0%
Asset-Backed Funding Certificates
0.289% due 11/25/2036	$60	$60
0.289% due 01/25/2037	444	436
Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034	778	654
Bear Stearns Asset-Backed Securities Trust
0.289% due 01/25/2037	2,478	2,306
0.679% due 03/25/2043	42	42
Carrington Mortgage Loan Trust
0.549% due 10/25/2035	703	661
Countrywide Asset-Backed Certificates
0.279% due 07/25/2037	4,065	3,913
0.489% due 05/25/2036	4,696	4,009
0.709% due 12/25/2031	286	145
Credit-Based Asset Servicing & Securitization LLC
0.319% due 12/25/2037	17	17
First Franklin Mortgage Loan Asset-Backed Certificates
0.279% due 11/25/2036	919	899
Fremont Home Loan Trust
0.289% due 01/25/2037	635	508
GSAMP Trust
0.299% due 12/25/2036	1,237	812
Gulf Stream-Sextant CLO Ltd.
0.481% due 08/21/2020	10,000	9,098
HFC Home Equity Loan Asset-Backed Certificates
0.519% due 01/20/2034	2,916	2,594
HSBC Asset Loan Obligation
0.289% due 12/25/2036	2,380	1,959
HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036	349	269
JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036	358	354
Long Beach Mortgage Loan Trust
0.509% due 10/25/2034	97	82
MBNA Master Credit Card Trust
7.800% due 10/15/2012	200	202
Morgan Stanley ABS Capital I
0.269% due 10/25/2036	220	216
0.279% due 11/25/2036	609	596
Morgan Stanley Mortgage Loan Trust
0.589% due 04/25/2037	805	313
Option One Mortgage Loan Trust
0.279% due 01/25/2037	30	30
Securitized Asset-Backed Receivables LLC Trust
0.289% due 12/25/2036	925	352

See Accompanying Notes	Annual Report	March 31, 2010	81

Schedule of Investments  Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.279% due 10/25/2036		$590	$585

Total Asset-Backed Securities (Cost $34,730)			31,112

SOVEREIGN ISSUES 0.8%
China Development Bank Corp.
5.000% due 10/15/2015		100	107
Export-Import Bank of China
4.875% due 07/21/2015		500	532
Export-Import Bank of Korea
5.875% due 01/14/2015		14,500	15,662
Mexico Government International Bond
6.050% due 01/11/2040		2,100	2,105
Swedish Housing Finance Corp.
3.125% due 03/23/2012		6,300	6,496

Total Sovereign Issues (Cost $23,536)			24,902

FOREIGN CURRENCY-DENOMINATED ISSUES 3.1%
American International Group, Inc.
4.000% due 09/20/2011	EUR	3,600	4,880
8.000% due 05/22/2068		5,500	6,110
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017	BRL	5,900	2,987
Canada Government Bond
2.000% due 12/01/2014	CAD	23,200	22,049
4.500% due 06/01/2015		3,300	3,499
Citigroup, Inc.
0.867% due 06/28/2013	EUR	200	257
4.750% due 02/10/2019		2,575	3,292
6.400% due 03/27/2013		200	294
Countrywide Financial Corp.
1.061% due 11/23/2010		1,700	2,315
5.125% due 02/17/2011	GBP	800	1,238
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	900	1,255
France Treasury Notes
2.500% due 01/15/2015		4,900	6,692
General Electric Capital Corp.
5.500% due 09/15/2067		10,500	12,267
KeyCorp
0.860% due 11/22/2010		2,900	3,780
LeasePlan Corp. NV
3.125% due 02/10/2012		2,400	3,348
Mizuho Capital Investment EUR 1 Ltd.
5.020% due 06/29/2049		3,000	3,750
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	550	760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Corp.
3.125% due 09/17/2012	EUR	11,700	$15,012
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012		1,100	1,518
Swedbank AB
3.625% due 12/02/2011		300	419

Total Foreign Currency-Denominated Issues (Cost $90,106)			95,722

		SHARES
CONVERTIBLE PREFERRED SECURITIES 1.6%
Motors Liquidation Co.
5.250% due 03/06/2032		260,000	2,249
Wells Fargo & Co.
7.500% due 12/31/2049		49,098	47,969

Total Convertible Preferred Securities (Cost $42,197)			50,218

PREFERRED STOCKS 0.3%
Centaur Funding Corp.
9.080% due 04/21/2020		125	136
DG Funding Trust
2.501% due 12/31/2049		1,065	8,680
Northern Rock Asset Management PLC
8.000% due 12/31/2049		260,000	481

Total Preferred Stocks (Cost $17,965)			9,297

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 40.5%

COMMERCIAL PAPER 4.7%
Fannie Mae
0.185% due 06/23/2010		$12,000	11,998
0.280% due 08/03/2010		7,000	6,995
Federal Home Loan Bank
0.133% due 04/21/2010		31,000	30,998
0.159% due 06/02/2010		43,000	42,981
0.185% due 06/25/2010		9,000	8,998
0.190% due 06/23/2010		7,000	6,999
0.300% due 04/01/2010		7,000	7,000
0.388% due 04/19/2010		15,000	14,999
Freddie Mac
0.209% due 05/05/2010		4,000	3,999
0.230% due 08/03/2010		8,000	7,994

			142,961

82	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 3.1%
Citigroup Global Markets, Inc.
0.020% due 04/01/2010	$35,000	$35,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 02/29/2016 valued at $35,830. Repurchase proceeds are $35,000.)
0.030% due 04/01/2010	54,600	54,600
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $55,746. Repurchase proceeds are $54,600.)
State Street Bank and Trust Co.
0.010% due 04/01/2010	5,786	5,786
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $5,905. Repurchase proceeds are $5,786.)

		95,386

U.S. TREASURY BILLS 4.7%
0.131% due 04/15/2010 - 09/02/2010 (c)(e)(f)(h)	144,031	144,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.5%
0.126% due 04/01/2010	$17,000	$17,000

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 27.5%
	84,221,981	843,315

Total Short-Term Instruments (Cost $1,242,718)		1,242,670

Total Investments 98.7% (Cost $2,963,210)		$3,032,285

Written Options (j) (0.1%) (Premiums $11,488)		(4,200)

Other Assets and Liabilities (Net) 1.4%		43,059

Net Assets 100.0%		$3,071,144

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $590 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	Securities with an aggregate market value of $280 have been pledged as collateral for delayed-delivery mortgage-backed securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $491,387 at a weighted average interest rate of 0.390%. On March 31, 2010, securities valued at $22,631 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $16,292 and cash of $49 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	1,591	$1,076
90-Day Eurodollar June Futures	Long	06/2010	2,598	2,376
90-Day Eurodollar March Futures	Long	03/2011	24	42
90-Day Eurodollar September Futures	Long	09/2010	1,751	632
Euro-Bobl June Futures	Long	06/2010	590	277
Euro-Bund 10-Year Bond June Futures	Long	06/2010	271	239
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	85	5

See Accompanying Notes	Annual Report	March 31, 2010	83

Schedule of Investments  Total Return Fund III (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 120.000	Short	06/2010	85	$2
U.S. Treasury 2-Year Note June Futures	Long	06/2010	3,687	(646)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	386	(323)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	2,146	(1,162)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	134	32
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	246	205
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	131	18

				$2,773

(i)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.982%	$2,500	$3	$(44)	$47
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.687%	1,900	10	0	10
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.982%	1,200	1	(21)	22
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.982%	1,200	1	(22)	23
China Government International Bond	CSFB	1.000%	03/20/2015	0.594%	5,000	97	24	73
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	500	1	(3)	4
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	200	1	(1)	2
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	500	1	(3)	4
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	1,200	3	(7)	10
Ford Motor Credit Co. LLC	BCLY	5.650%	09/20/2012	2.742%	1,100	76	0	76
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	2.742%	300	8	0	8
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	1,000	(9)	(17)	8
France Government Bond OAT	CITI	0.250%	03/20/2015	0.448%	1,600	(15)	(26)	11
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	1,000	(9)	(17)	8
France Government Bond OAT	RBS	0.250%	03/20/2015	0.448%	1,600	(15)	(28)	13
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.926%	200	0	0	0
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	200	0	0	0
General Electric Capital Corp.	BCLY	5.000%	09/20/2010	0.911%	2,700	57	91	(34)
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.911%	800	0	(10)	10
General Electric Capital Corp.	BNP	0.940%	12/20/2010	0.926%	200	0	0	0
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.046%	2,800	167	148	19
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.941%	4,000	204	(195)	399
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.363%	2,000	188	0	188
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	1,900	201	0	201
General Electric Capital Corp.	DUB	1.000%	09/20/2010	0.911%	400	0	(5)	5
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.926%	300	0	0	0
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.063%	900	6	0	6
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.363%	1,500	189	0	189
General Electric Capital Corp.	GSC	0.900%	12/20/2010	0.926%	800	0	0	0
General Electric Capital Corp.	JPM	5.000%	09/20/2011	1.046%	1,000	59	52	7
General Electric Capital Corp.	JPM	1.000%	06/20/2012	1.218%	2,100	(9)	(49)	40
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.046%	2,700	(1)	(41)	40
GMAC, Inc.	BCLY	3.650%	09/20/2012	2.917%	1,000	18	0	18
GMAC, Inc.	GSC	3.200%	09/20/2012	2.917%	600	4	0	4
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.975%	800	5	0	5

84	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	$600	$11	$7	$4
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	1,100	21	13	8
JSC Gazprom	JPM	0.970%	10/20/2012	1.698%	400	(5)	0	(5)
JSC Gazprom	JPM	1.020%	10/20/2012	1.698%	400	(5)	0	(5)
JSC Gazprom	JPM	2.170%	02/20/2013	1.765%	1,000	14	0	14
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	600	8	0	8
MetLife, Inc.	DUB	1.000%	03/20/2015	1.898%	11,500	(461)	(694)	233
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	2,600	(16)	(58)	42
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	1,700	(11)	(39)	28
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.220%	100	(2)	0	(2)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.804%	2,400	0	0	0
Panama Government International Bond	JPM	1.250%	01/20/2017	1.384%	900	(5)	0	(5)
Panama Government International Bond	MSC	0.750%	01/20/2012	0.804%	1,000	1	0	1
SLM Corp.	BOA	4.800%	03/20/2013	3.038%	2,500	126	0	126
SLM Corp.	CITI	4.850%	03/20/2013	3.038%	2,700	140	0	140
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.719%	300	4	2	2
United Kingdom Gilt	CSFB	1.000%	03/20/2015	0.736%	6,900	87	16	71
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	3	2	1
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	300	4	2	2
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	4,900	62	21	41
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	400	5	3	2

						$1,223	$(899)	$2,122

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	DUB	5.000%	12/20/2014	$1,200	$141	$119	$22
CDX.EM-13 Index	BCLY	5.000%	06/20/2015	400	50	50	0
CDX.EM-13 Index	GSC	5.000%	06/20/2015	200	25	25	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.355%	06/20/2012	7,511	(24)	0	(24)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	4,815	(15)	0	(15)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,830	(4)	0	(4)
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	2,315	31	0	31
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	2,893	32	0	32
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	1,061	16	0	16
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	2,218	33	0	33
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	11,670	185	0	185

					$470	$194	$276

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	Annual Report	March 31, 2010	85

Schedule of Investments  Total Return Fund III (Cont.)

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	10,300	$465	$(6)	$471
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,800	83	0	83
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,200	59	0	59
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	11,700	(141)	(211)	70
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		1,100	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		700	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,600	(2)	0	(2)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		6,300	10	6	4
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		6,000	9	11	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		6,700	10	14	(4)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,200	20	24	(4)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		7,600	(4)	0	(4)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		5,700	(2)	0	(2)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		10,100	140	0	140
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		12,600	278	(84)	362
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		600	29	4	25
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		2,100	101	8	93
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		160,800	(10)	(5)	(5)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		38,200	13	10	3
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		29,800	10	3	7
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		79,000	(19)	0	(19)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		2,600	6	6	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,500	9	11	(2)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		2,800	3	0	3
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,200	15	(1)	16
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		2,800	9	8	1
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		1,400	10	9	1
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		176,000	1,510	1,461	49
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	3,000	(19)	8	(27)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		44,000	(279)	23	(302)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC	CAD	13,000	138	73	65
Pay	3-Month CAD Bank Bill	5.700%	12/18/2024	RBS		30,800	105	(21)	126
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$22,300	588	466	122
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		106,000	2,794	2,221	573
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		10,800	790	231	559
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		20,800	1,067	1,111	(44)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		16,200	831	911	(80)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	25,700	173	0	173
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	4,500	558	(68)	626
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		6,400	(7)	(17)	10

86	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC	EUR	3,100	$(4)	$(10)	$6
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		53,700	1,638	142	1,496
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		104,400	3,185	185	3,000
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		96,400	2,941	192	2,749
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		3,900	64	13	51
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	96,000	93	(6)	99
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC		97,000	94	43	51
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		81,000	78	(6)	84
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		31,000	31	(1)	32

							$17,468	$6,758	$10,710

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	383	$137	$63
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	281	139	12
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	54	52	26
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	339	246	121
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	62	28	37
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	719	337	96
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	54	44	14
Put - CME 1-Year Mid-Curve Eurodollar September Futures	97.375	09/10/2010	2,708	924	741

				$1,907	$1,110

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	$34,100	$204	$14
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	16	0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	11,200	58	33
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	11,200	35	27
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	8,700	34	23
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	8,700	49	47
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	21,000	175	2
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	2,000	14	0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,000	39	1
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	19,500	70	0

See Accompanying Notes	Annual Report	March 31, 2010	87

Schedule of Investments  Total Return Fund III (Cont.)

Interest Rate Swaptions (Cont.)

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$19,500	$245	$6
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	2,000	17	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	41,000	256	122
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	41,000	255	101
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	9,100	31	24
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	9,100	62	49
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	9,200	46	30
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	9,200	56	54
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	28,300	104	74
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	46,400	364	251
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	6,100	28	24
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	6,100	29	39
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	3,700	17	0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	12,700	67	42
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	12,700	76	74
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	41,200	239	161
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	41,200	301	264
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	3,700	16	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	55,100	339	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	3,700	32	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	40,800	789	13
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	9,000	44	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	5,700	25	15
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	5,700	63	31
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,300	42	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,000	12	1
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	27,200	591	9
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	22,700	126	89

88	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	$22,700	$158	$145
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	9,000	97	1
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,200	93	1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,000	109	3
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	7,000	63	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	6,000	95	2
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	4,400	42	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	8,300	30	27
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	8,300	63	49
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	20,100	64	60
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	20,100	57	49
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	19,000	181	2
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	84,100	685	21
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	13,700	72	70
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	77,500	488	525
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	16,200	98	18
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	29,100	138	12
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	16,500	170	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	15,000	122	1
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	128,800	993	11
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	19,000	161	5
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	13,800	89	93

							$9,034	$2,716

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC CDX.IG-13 5-Year Index	BCLY	Sell	1.300%	06/16/2010	$3,700	$9	$2
Call - OTC CDX.IG-13 5-Year Index	BCLY	Buy	0.800%	06/16/2010	3,700	6	9
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010	5,700	14	3
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010	5,700	10	14
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010	4,900	10	3

See Accompanying Notes	Annual Report	March 31, 2010	89

Schedule of Investments  Total Return Fund III (Cont.)

Credit Default Swaptions (Cont.)
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010		$4,900	$10	$12
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.400%	06/16/2010	EUR	3,000	8	2
Call - OTC iTraxx Europe 12 Index	MSC	Buy	0.700%	06/16/2010		3,000	7	10

							$74	$55

Foreign Currency Options

Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$29,300	$181	$4
Call - OTC USD versus JPY		94.000	04/20/2010	29,300	220	245

					$401	$249

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$ 6,500	$55	$54
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	2,300	17	16

						$72	$70

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	154	$138,000	EUR	500	$862
Sales	9,948	1,732,000		10,800	15,650
Closing Buys	(5,134)	(511,900)		(5,300)	(4,390)
Expirations	(368)	(57,500)		0	(634)
Exercised	0	0		0	0

Balance at 03/31/2010	4,600	$1,300,600	EUR	6,000	$11,488

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	04/01/2025	$4,000	$4,271	$4,276
Fannie Mae	5.500%	04/01/2040	83,000	87,273	87,435
Fannie Mae	5.500%	05/01/2040	8,000	8,410	8,398
Fannie Mae	5.500%	06/01/2040	4,000	4,219	4,195
Fannie Mae	6.000%	05/01/2040	16,000	16,972	17,068

				$121,145	$121,372

90	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	9,709	04/2010	JPM	$182	$0	$182
Buy	BRL	27,859	04/2010	GSC	0	(243)	(243)
Sell		27,859	04/2010	HSBC	0	(63)	(63)
Buy		27,859	06/2010	HSBC	64	0	64
Sell	CAD	23,160	04/2010	JPM	0	(592)	(592)
Buy	CNY	3,071	08/2010	BCLY	0	(8)	(8)
Buy		3,878	08/2010	DUB	0	(10)	(10)
Buy		18,096	08/2010	HSBC	3	(28)	(25)
Buy		29,906	08/2010	JPM	7	(34)	(28)
Buy		15,765	08/2010	MSC	6	(15)	(9)
Buy		3,277	11/2010	BCLY	0	(7)	(7)
Buy		5,313	11/2010	CITI	0	(11)	(11)
Buy		13,713	11/2010	DUB	0	(31)	(31)
Buy		5,400	11/2010	MSC	0	(13)	(13)
Sell	EUR	815	04/2010	BCLY	3	0	3
Sell		19,913	04/2010	CITI	475	0	475
Buy		621	04/2010	DUB	0	(11)	(11)
Sell		2,606	04/2010	DUB	121	0	121
Sell		8,847	04/2010	GSC	149	0	149
Sell		30,018	04/2010	JPM	664	0	664
Buy		4,013	04/2010	MSC	0	(21)	(21)
Sell		2,012	04/2010	RBC	22	0	22
Sell	GBP	9,311	06/2010	RBS	0	(89)	(89)
Buy	IDR	2,949,300	10/2010	BOA	23	0	23
Buy		20,808,274	10/2010	CITI	145	0	145
Buy		2,949,300	10/2010	RBS	23	0	23
Buy		6,059,313	10/2010	UBS	32	0	32
Buy		586,380	11/2010	BCLY	2	0	2
Buy		583,800	11/2010	CITI	1	0	1
Buy		236,870	11/2010	DUB	0	0	0
Buy		551,100	11/2010	HSBC	1	0	1
Sell	JPY	99,161	04/2010	BCLY	11	0	11
Sell		39,678	04/2010	BNP	4	0	4
Buy		99,369	04/2010	CITI	0	0	0
Sell		932,100	04/2010	CITI	189	0	189
Sell		195,320	04/2010	GSC	70	0	70
Sell		39,846	04/2010	UBS	4	0	4
Buy	KRW	119,000	07/2010	BCLY	4	0	4
Buy		235,997	07/2010	DUB	9	0	9
Buy		196,050	07/2010	MSC	7	0	7
Buy		2,885,511	08/2010	BCLY	115	0	115
Buy		469,267	08/2010	MSC	14	0	14
Buy		446,494	11/2010	BCLY	11	0	11
Buy		445,278	11/2010	BOA	13	0	13
Buy		1,674,277	11/2010	CITI	30	0	30
Buy		302,276	11/2010	DUB	5	0	5
Buy		152,490	11/2010	GSC	4	0	4
Buy		1,251,941	11/2010	JPM	10	(2)	8
Buy		587,061	11/2010	MSC	5	0	5
Buy	MXN	493	04/2010	CITI	0	0	0
Sell		493	04/2010	DUB	0	0	0
Buy		145	04/2010	GSC	0	0	0
Sell		8,584	04/2010	HSBC	0	(17)	(17)
Buy		5,224	04/2010	JPM	30	0	30
Buy		3,215	04/2010	MSC	10	0	10
Buy		493	09/2010	DUB	0	0	0

See Accompanying Notes	Annual Report	March 31, 2010	91

Schedule of Investments  Total Return Fund III (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	7,972	09/2010	HSBC	$14	$0	$14
Buy	MYR	3,373	06/2010	BCLY	60	0	60
Buy		3,372	06/2010	DUB	60	0	60
Buy		341	06/2010	MSC	5	0	5
Buy		4,746	10/2010	BCLY	50	0	50
Buy		686	10/2010	BOA	8	0	8
Buy		2,275	10/2010	CITI	26	0	26
Buy		301	10/2010	DUB	4	0	4
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	284	06/2010	BCLY	3	0	3
Buy		573	06/2010	CITI	0	(4)	(3)
Buy		198	06/2010	DUB	1	0	1
Buy		155	06/2010	UBS	1	0	1
Buy		395	09/2010	BCLY	0	0	0
Buy		294	09/2010	CITI	1	0	1
Buy		253	09/2010	GSC	1	0	1
Buy	TWD	8,437	06/2010	BOA	2	0	2
Buy		9,912	06/2010	DUB	3	0	3
Buy		10,901	06/2010	MSC	2	0	2
Buy		1,367	10/2010	BCLY	0	0	0
Buy		4,055	10/2010	CITI	1	0	1

					$2,715	$(1,200)	$1,515

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$697,878	$0	$697,878
U.S. Government Agencies	0	562,942	578	563,520
U.S. Treasury Obligations	0	116,835	0	116,835
Mortgage-Backed Securities	0	163,885	0	163,885
Short-Term Instruments	843,315	399,355	0	1,242,670
Other Investments +++	47,969	181,750	17,778	247,497

Investments, at value	$891,284	$2,122,645	$18,356	$3,032,285
Short Sales, at value	$0	$(121,372)	$0	$(121,372)
Financial Derivative Instruments ++++	$2,773	$10,548	$(125)	$13,196

Totals	$894,057	$2,011,821	$18,231	$2,924,109

92	PIMCO Funds	Total Return Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
U.S. Government Agencies	$625	$(41)	$(1)	$(1)	$(4)	$0	$578	$(5)
Other Investments +++	0	9,434	12	0	(2,335)	10,667	17,778	(2,335)

Investments, at value	$625	$9,393	$11	$(1)	$(2,339)	$10,667	$18,356	$(2,340)
Financial Derivative Instruments ++++	$946	$(146)	$0	$0	$48	$(973)	$(125)	$21

Totals	$1,571	$9,247	$11	$(1)	$(2,291)	$9,694	$18,231	$(2,319)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$2,078	$0	$0	$0	$0	$2,078
Unrealized appreciation on foreign currency contracts	0	2,715	0	0	0	2,715
Unrealized appreciation on swap agreements	11,209	0	2,492	0	0	13,701

	$13,287	$2,715	$2,492	$0	$0	$18,494

Liabilities:
Written options outstanding	$3,896	$249	$55	$0	$0	$4,200
Unrealized depreciation on foreign currency contracts	0	1,200	0	0	0	1,200
Unrealized depreciation on swap agreements	499	0	94	0	0	593

	$4,395	$1,449	$149	$0	$0	$5,993

See Accompanying Notes	Annual Report	March 31, 2010	93

Schedule of Investments  Total Return Fund III (Cont.)

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$866	$0	$0	$0	$0	$866
Net realized gain (loss) on futures contracts, written options and swaps	105,647	226	(11,383)	0	0	94,490
Net realized gain on foreign currency transactions	0	2,609	0	0	0	2,609

	$106,513	$2,835	$(11,383)	$0	$0	$97,965

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(15,041)	$0	$0	$0	$0	$(15,041)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(24,903)	152	18,320	0	0	(6,431)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	5,612	0	0	0	5,612

	$(39,944)	$5,764	$18,320	$0	$0	(15,860)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,773 as reported in the Notes to Schedule of Investments.

94	PIMCO Funds	Total Return Funds	See Accompanying Notes

Notes to Financial Statements

March 31, 2010

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of three funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets

Annual Report	March 31, 2010	95

Notes to Financial Statements (Cont.)

outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers

96	PIMCO Funds	Total Return Funds

March 31, 2010

in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Funds, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Annual Report	March 31, 2010	97

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the

98	PIMCO Funds	Total Return Funds

March 31, 2010

terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Annual Report	March 31, 2010	99

Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statements of Assets and Liabilities.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

100	PIMCO Funds	Total Return Funds

March 31, 2010

(g) Residual Interest Bonds (“RIBs”)  Certain Funds may invest in RIBs, which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series; with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held and provide for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly Securities Industry and Financial Markets Association (“SIFMA”) rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

(h) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedules of Investments.

(i) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(j) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are

Annual Report	March 31, 2010	101

Notes to Financial Statements (Cont.)

reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations

102	PIMCO Funds	Total Return Funds

March 31, 2010

under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

(l) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an

Annual Report	March 31, 2010	103

Notes to Financial Statements (Cont.)

illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on

104	PIMCO Funds	Total Return Funds

March 31, 2010

the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates

Annual Report	March 31, 2010	105

Notes to Financial Statements (Cont.)

or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal

106	PIMCO Funds	Total Return Funds

March 31, 2010

issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Annual Report	March 31, 2010	107

Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

108	PIMCO Funds	Total Return Funds

March 31, 2010

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have

Annual Report	March 31, 2010	109

Notes to Financial Statements (Cont.)

been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that had exposure to Lehman Brothers Special Financing Inc., have entered into a settlement agreement and those Funds that owed money to Lehman Brothers Special Financing Inc. have paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	A, B, C and R Classes	Class D	Class P
Total Return Fund	0.25%	0.21%	0.21%	0.40%	0.25%	0.31%
Total Return Fund II	0.25%	0.25%	0.25%	N/A	N/A	0.35%
Total Return Fund III	0.25%	0.25%	0.25%	N/A	N/A	0.35%

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the

110	PIMCO Funds	Total Return Funds

March 31, 2010

date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class D	—	0.25%
Class R	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended

Annual Report	March 31, 2010	111

Notes to Financial Statements (Cont.)

telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Total Return Fund	$5,546,918	$425,798
Total Return Fund II	102,579	88,215
Total Return Fund III	194,496	158,287

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2010 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain
Total Return Fund	$1,031,743	$22,475,209	$6,986,600	$64	$16,520,591	$7,209	$175
Total Return Fund II	64,020	1,521,507	700,900	(86)	884,549	1,107	8
Total Return Fund III	107,517	1,668,231	932,400	(48)	843,315	931	19

112	PIMCO Funds	Total Return Funds

March 31, 2010

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Total Return Fund	$660,350,966	$733,861,207	$62,758,670	$27,635,803
Total Return Fund II	13,896,250	15,595,179	1,981,096	1,388,438
Total Return Fund III	11,430,646	12,986,322	2,341,852	1,530,953

Annual Report	March 31, 2010	113

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Total Return Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,791,769	$51,459,061	3,275,862	$34,038,740
Class P	558,378	5,942,583	35,593	370,932
Administrative Class	1,010,056	10,839,047	878,834	9,155,953
Class D	894,509	9,610,550	512,050	5,318,837
Other Classes	2,052,470	21,996,972	1,384,126	14,334,632

Issued as reinvestment of distributions
Institutional Class	521,920	5,616,991	736,192	7,466,015
Class P	6,270	67,874	1,547	15,510
Administrative Class	136,979	1,473,725	206,937	2,099,308
Class D	59,032	636,306	63,374	651,567
Other Classes	118,430	1,275,914	146,044	1,467,397

Cost of shares redeemed
Institutional Class	(2,463,041)	(26,437,459)	(2,495,804)	(25,852,757)
Class P	(97,308)	(1,055,495)	(8,828)	(90,582)
Administrative Class	(660,607)	(7,060,463)	(967,299)	(10,025,357)
Class D	(333,588)	(3,589,674)	(246,733)	(2,552,605)
Other Classes	(968,762)	(10,328,469)	(721,001)	(7,456,138)
Net increase resulting from Fund share transactions	5,626,507	$60,447,463	2,800,894	$28,941,452

114	PIMCO Funds	Total Return Funds

March 31, 2010

	Total Return Fund II
	Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	107,016	$1,115,220	105,474	$1,049,111
Class P	1	10	0	0
Administrative Class	2,697	27,979	3,955	39,298
Class D	0	0	0	0
Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	11,558	119,873	18,656	182,113
Class P	0	0	0	0
Administrative Class	412	4,273	604	5,903
Class D	0	0	0	0
Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(84,299)	(871,157)	(82,012)	(813,318)
Class P	0	0	0	0
Administrative Class	(2,406)	(24,951)	(4,212)	(42,006)
Class D	0	0	0	0
Other Classes	0	0	0	0
Net increase resulting from Fund share transactions	34,979	$371,247	42,465	$421,101

	Total Return Fund III
	Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	118,638	$1,114,117	55,496	$509,527
Class P	429	4,140	1	10
Administrative Class	3,727	35,456	2,162	19,280
Class D	0	0	0	0
Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	12,286	115,372	23,708	209,775
Class P	3	27	0	0
Administrative Class	230	2,164	282	2,485
Class D	0	0	0	0
Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(74,107)	(699,038)	(63,512)	(574,651)
Class P	(40)	(387)	0	0
Administrative Class	(714)	(6,753)	(888)	(8,069)
Class D	0	0	0	0
Other Classes	0	0	0	0
Net increase resulting from Fund share transactions	60,452	$565,098	17,249	$158,357

Annual Report	March 31, 2010	115

Notes to Financial Statements (Cont.)

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

116	PIMCO Funds	Total Return Funds

March 31, 2010

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral
Total Return Fund	$2,749,275	$1,472,606	$5,785,578	$(823,207)	$0	$0
Total Return Fund II	36,467	10,354	81,474	(1,056)	0	0
Total Return Fund III	64,396	0	88,405	(6,839)	0	0
(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
Total Return Fund	$224,943,416	$6,277,310	$(1,865,155)	$4,412,155
Total Return Fund II	3,031,734	93,853	(24,052)	69,801
Total Return Fund III	2,963,882	107,740	(39,337)	68,403
(3)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, unamortized premium on convertible bonds, passive foreign investment companies, interest only basis adjustments, and contingent payment debt instruments.

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010			March 31, 2009
	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
Total Return Fund	$9,827,623	$441,691	$0	$10,932,493	$2,227,361	$0
Total Return Fund II	152,423	0	0	166,918	51,304	0
Total Return Fund III	131,903	0	0	205,094	21,512	0
(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

Effective April 1, 2010, the minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The investment adviser has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Annual Report	March 31, 2010	117

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Class P, Administrative and Class D Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments as indicated, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional, Class P, Administrative and Class D shares present fairly, in all material respects, the financial position of the Total Return Fund, Total Return Fund II, and Total Return Fund III, three of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional, Class P, Administrative and Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

118	PIMCO Funds	Total Return Funds

GLOSSARY: (abbreviations that may be used in the preceding statements)
(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	JPM	JPMorgan Chase & Co.
BNP	BNP Paribas Bank	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	MSC	Morgan Stanley
CITI	Citigroup, Inc.	RBC	Royal Bank of Canada
CSFB	Credit Suisse First Boston	RBS	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SOG	Societe Generale
GSC	Goldman Sachs & Co.	UBS	UBS Warburg LLC
HSBC	HSBC Bank USA

Currency Abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CNY	Chinese Renminbi	PHP	Philippine Peso
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TRY	Turkish New Lira
JPY	Japanese Yen	TWD	Taiwanese Dollar
KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed
CM	California Mortgage Insurance	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	Q-SBLF	Qualified School Bond Loan Fund
FHA	Federal Housing Administration	Radian	Radian Guaranty, Inc.
FSA	Financial Security Assurance, Inc.	ST	State
GNMA	Government National Mortgage Association	XLCA	XL Capital Assurance

Other Abbreviations:
ABS	Asset-Backed Security	JSC	Joint Stock Company
AID	Agency International Development	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	MBS	Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	REIT	Real Estate Investment Trust
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation

Annual Report	March 31, 2010	119

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Total Return Fund	0.02%	0.02%	$6,008,964	$1,587,857
Total Return Fund II	3.70%	3.70%	109,810	12,955
Total Return Fund III	1.45%	1.64%	102,001	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

120	PIMCO Funds	Total Return Funds

Management of the Trust

(Unaudited)

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.
Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.
Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.
J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).
Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust
William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

Annual Report	March 31, 2010	121

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.
William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.
Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.
Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.
Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

122	PIMCO Funds	Total Return Funds

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	March 31, 2010	123

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI25062 AR 033110

PIMCO Funds

Annual Report

MARCH 31, 2010

PIMCO Total Return Fund

Share Classes

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

•

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

•

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

•

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

•

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

•

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower

2	PIMCO Funds

tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

•

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

•

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

•

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your financial advisor, or call Allianz Global Investors at 1-800-426-0107. We also invite you to visit www.allianzinvestors.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Total Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations; these risks may be enhanced in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Class A Shares are subject to an initial sales charge. Class B Shares are subject to a Contingent Deferred Sales Charge (“CDSC”), which declines from 3.5% in the first year to 0% after the fifth year for shares purchased after 10/1/04 and from 5% in the first year to 0% after the sixth year for shares purchased prior to 10/1/04. Class C Shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A Shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

The inception date on the Fund’s performance page is the inception date of the Fund’s oldest share class, which for this Fund is the Institutional share class. Class A, B and C shares were first offered in 1/97. Class R shares were first offered in 12/02. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the Institutional shares to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Return chart assumes the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against the Barclays Capital U.S. Aggregate Index. The Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. In addition to its benchmark, the Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

This report incorporates a Summary Schedule of Investments for the Fund. A complete Schedule of Investments for the Fund may be obtained, without charge, upon request, by contacting a PIMCO representative at (866) 746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

4	PIMCO Funds

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com, and on the SEC’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Fund’s website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from October 1, 2009 to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO Total Return Fund	Class A	PTTAX
	Class B	PTTBX
	Class C	PTTCX
	Class R	PTRRX

Portfolio Insights

•

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

•	An underweight to U.S. duration (or sensitivity to changes in market interest rates) late in the period benefited performance as U.S. Treasury yields rose during the period.

•	Curve-steepening strategies in the U.S. and Eurozone benefited performance as the spread between the two-year yield and thirty-year yield widened in these regions during the period.

•	An overweight to Agency mortgage-backed securities (“MBS”) early in the period added to returns as Agency MBS outperformed like-duration U.S. Treasuries.

•

A modest underweight to investment-grade corporate bonds detracted from performance as the sector outperformed like-duration U.S. Treasuries. However, a focus on financials within the investment-grade corporate bond sector more than offset this negative impact on performance as this sector outperformed the overall investment-grade corporate bond market during the period.

•	An allocation to high-yield corporate bonds benefited performance as these bonds outperformed like-duration U.S. Treasuries during the period.

•	Exposure to emerging market bonds benefited performance as emerging market debt outperformed like-duration U.S. Treasuries during the period.

•

Exposure to a basket of foreign currencies, with an emphasis on the Brazilian real and other emerging market currencies, added to returns as these currencies appreciated relative to the U.S. dollar during the period.

Allocation Breakdown‡

Short-Term Instruments	41.7%
Corporate Bonds & Notes	23.8%
U.S. Government Agencies	14.0%
U.S. Treasury Obligations	7.3%
Foreign Currency-Denominated Issues	5.2%
Other	8.0%

‡	% of Total Investments as of 03/31/10

6	PIMCO Funds

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Class A	14.99%	7.04%	7.23%	7.98%
PIMCO Total Return Fund Class A (adjusted)	10.67%	6.23%	6.82%	7.76%
PIMCO Total Return Fund Class B	14.13%	6.25%	6.67%	7.73%
PIMCO Total Return Fund Class B (adjusted)	10.63%	6.17%	6.67%	7.73%
PIMCO Total Return Fund Class C (adjusted)	13.13%	6.25%	6.44%	7.18%
PIMCO Total Return Fund Class R	14.71%	6.78%	6.97%	7.70%
Barclays Capital U.S. Aggregate Index	7.69%	5.44%	6.29%	7.34%	*
Lipper Intermediate Investment Grade Debt Funds Average	15.64%	4.45%	5.58%	6.69%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/87.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 3.50% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares, and 1.33% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,037.64	$1,033.77	$1,033.76	$1,036.36	$1,020.44	$1,016.70	$1,016.70	$1,019.20
Expenses Paid During Period†	$4.57	$8.37	$8.37	$5.84	$4.53	$8.30	$8.30	$5.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.65% for Class C, and 1.15% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	7

Benchmark Descriptions

Index	Description
Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment—grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

8	PIMCO Funds

Summary Schedule of Investments Total Return Fund	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
BANK LOAN OBLIGATIONS
Total Bank Loan Obligations (n) (Cost $487,809)		$493,595	0.2%
CORPORATE BONDS & NOTES

BANKING & FINANCE
American International Group, Inc.
0.321% - 8.250% due 09/27/2010 - 03/15/2087	$2,231,773	2,099,691	1.0%
Citigroup, Inc.
0.340% - 8.500% due 05/18/2010 - 07/15/2039	2,873,583	2,995,182	1.4%
JPMorgan Chase Bank N.A.
0.587% - 6.000% due 06/13/2016 - 10/01/2017	354,485	374,496	0.2%
Lloyds TSB Bank PLC
5.800% - 12.000% due 01/13/2020 - 12/29/2049	1,266,600	1,406,494	0.6%
Merrill Lynch & Co., Inc.
0.449% - 7.750% due 05/12/2010 - 05/14/2038	2,120,377	2,223,162	1.0%
Morgan Stanley
0.349% - 7.300% due 05/07/2010 - 08/09/2026	1,816,625	1,843,339	0.9%
Royal Bank of Scotland Group PLC
0.512% - 7.648% due 02/01/2011 - 10/29/2049	1,871,512	1,802,607	0.8%
Other Banking & Finance (a)(n)(o)(s)		26,946,815	12.2%

Total Banking & Finance		39,691,786	18.1%

INDUSTRIALS
Total Industrials (a)(e)(n)(o)(s)		10,802,762	4.9%
UTILITIES

Total Utilities (n)		3,986,116	1.8%

Total Corporate Bonds & Notes (Cost $51,196,878)		54,480,664	24.8%

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (n) (Cost $64,729)		66,389	0.0%
MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (a)(c)(h)(n)(s) (Cost $5,483,547)		5,685,138	2.6%
U.S. GOVERNMENT AGENCIES
Fannie Mae
5.500% due 05/01/2034	1,198,514	1,271,341	0.6%
5.500% due 05/01/2040	1,893,200	1,987,269	0.9%
6.000% due 07/01/2037	769,865	818,983	0.4%
6.000% due 08/01/2037	975,066	1,037,365	0.5%
6.000% due 09/01/2037	2,100,807	2,234,885	1.0%
6.000% due 10/01/2037	955,007	1,015,904	0.5%
6.000% due 05/01/2038	1,852,481	1,970,580	0.9%
0.000% - 1000.000% due 10/01/2010 - 01/25/2048 (b)(d)(o)(p)	15,356,885	16,227,073	7.3%
Freddie Mac
6.000% due 05/01/2040	885,000	946,397	0.4%
0.269% - 1007.500% due 06/01/2010 - 07/01/2047 (b)	2,540,927	2,638,559	1.2%
Other U.S. Government Agencies (b)(n)		1,993,095	0.9%

Total U.S. Government Agencies (Cost $31,256,394)		32,141,451	14.6%

See Accompanying Notes	Annual Report	March 31, 2010	9

Summary Schedule of Investments Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY OBLIGATIONS
U.S. Treasury Notes
0.750% due 11/30/2011 (o)(p)		$5,778,289	$5,772,199	2.6%
0.875% due 01/31/2012		1,187,400	1,186,426	0.5%
1.000% due 10/31/2011 (p)		1,932,043	1,939,365	0.9%
1.375% due 11/15/2012		1,242,000	1,242,001	0.6%
3.250% due 03/31/2017		1,420,300	1,418,082	0.6%
3.625% due 02/15/2020 (o)		1,588,800	1,562,238	0.7%
0.875% - 3.625% due 02/29/2012 - 11/15/2019 (o)		1,325,845	1,324,078	0.6%
Other U.S. Treasury Obligations (i)(n)(o)(p)			2,339,316	1.1%

Total U.S. Treasury Obligations (Cost $16,932,638)			16,783,705	7.6%

MORTGAGE-BACKED SECURITIES
Total Mortgage-Backed Securities (b)(n)(s) (Cost $9,011,148)			8,681,665	3.9%
ASSET-BACKED SECURITIES
SLM Student Loan Trust
1.749% due 04/25/2023		1,196,727	1,239,089	0.6%
Other Asset-Backed Securities (a)(n)(s)			1,313,533	0.6%

Total Asset-Backed Securities (Cost $2,559,168)			2,552,622	1.2%

SOVEREIGN ISSUES
Total Sovereign Issues (n) (Cost $805,585)			836,070	0.4%
FOREIGN CURRENCY-DENOMINATED ISSUES
American International Group, Inc.
0.506% - 1.490% due 12/21/2011 - 10/22/2012	JPY	20,900,000	205,475	0.2%
0.580% due 03/23/2012	SEK	20,000	2,473	0.0%
0.820% - 8.000% due 04/26/2011 - 05/22/2068	EUR	167,300	194,619	0.1%
2.875% due 06/20/2011	CHF	15,000	14,172	0.0%
4.900% due 06/02/2014	CAD	8,900	8,149	0.0%
5.000% - 8.625% due 10/04/2010 - 05/22/2068	GBP	309,500	378,802	0.2%
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012 - 01/01/2017	BRL	7,886,282	4,250,786	2.0%
Canada Government Bond
2.000% - 5.500% due 06/01/2010 - 06/01/2020	CAD	2,101,800	2,028,475	0.6%
Citigroup, Inc.
0.795% - 6.400% due 03/27/2013 - 02/25/2030	EUR	202,925	263,368	0.2%
5.125% - 5.875% due 12/12/2018 - 07/01/2024	GBP	10,600	14,338	0.0%
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	5,400	7,251	0.0%
5.375% due 09/28/2016	GBP	250	395	0.0%
Merrill Lynch & Co., Inc.
0.959% - 1.124% due 03/22/2011 - 07/22/2014	EUR	17,400	22,508	0.0%
7.750% due 04/30/2018	GBP	850	1,459	0.0%
Morgan Stanley
0.959% - 6.500% due 04/15/2011 - 04/13/2016	EUR	67,519	85,886	0.1%
2.000% due 11/17/2011	CHF	20,000	19,093	0.0%
4.550% due 03/01/2013	AUD	1,200	1,055	0.0%
5.125% - 7.500% due 04/11/2011 - 11/30/2015	GBP	300	475	0.0%

10	PIMCO Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
Royal Bank of Scotland Group PLC
4.556% - 7.500% due 04/06/2011 - 03/29/2049	GBP	17,846	$22,506	0.0%
5.750% - 7.092% due 05/21/2014 - 10/29/2049	EUR	2,950	2,655	0.0%
6.666% due 12/31/2049	CAD	800	561	0.0%
Other Foreign Currency-Denominated Issues (a)(n)(s)			4,393,237	2.0%

Total Foreign Currency-Denominated Issues (Cost $11,411,016)			11,917,738	5.4%

		SHARES
COMMON STOCKS
Royal Bank of Scotland Group PLC (f)		152,458,242	101,796	0.1%

Total Common Stocks (Cost $88,885)			101,796	0.1%

CONVERTIBLE PREFERRED SECURITIES
American International Group, Inc.
8.500% due 08/01/2011		446,800	4,566	0.0%
Other Convertible Preferred Securities (n)			75,151	0.0%

Total Convertible Preferred Securities (Cost $31,482)			79,717	0.0%

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Royal Bank of Scotland Group PLC
0.829% due 07/19/2010		$210,900	210,900	0.1%
Other Certificates of Deposit (n)			553,059	0.2%

Total Certificates of Deposit			763,959	0.3%

COMMERCIAL PAPER
Banco Bilbao Vizcaya Argentaria S.A.
0.200% - 0.280% due 04/15/2010 - 06/22/2010		995,500	995,149	0.5%
Bank of America Corp.
0.170% - 0.180% due 04/05/2010		725,000	724,986	0.3%
Bank of Nova Scotia
0.160% - 0.170% due 04/01/2010 - 04/06/2010		960,500	960,489	0.4%
Barclays U.S. Funding LLC
0.150% - 0.260% due 04/01/2010 - 06/15/2010		1,500,700	1,500,408	0.7%
BNP Paribas Finance, Inc.
0.180% - 0.210% due 04/01/2010 - 04/15/2010		801,000	800,976	0.4%
Citigroup Funding, Inc.
0.190% - 0.250% due 04/07/2010 - 04/27/2010		770,000	769,928	0.4%
Dexia Credit Local S.A.
0.210% due 04/01/2010		1,000,000	1,000,000	0.4%
DnB NOR Bank ASA
0.165% - 0.170% due 04/06/2010		810,000	809,982	0.4%
Fannie Mae
0.150% - 0.279% due 05/17/2010 - 09/15/2010		1,490,800	1,490,185	0.7%

See Accompanying Notes	Annual Report	March 31, 2010	11

Summary Schedule of Investments Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
Federal Home Loan Bank
0.057% - 0.185% due 04/01/2010 - 06/25/2010	$1,526,030	$1,525,970	0.7%
Freddie Mac
0.000% - 0.230% due 04/01/2010 - 08/03/2010	278,539	278,424	0.1%
Intesa Sanpaolo SpA
0.160% - 0.180% due 04/01/2010 - 04/06/2010	1,000,000	999,987	0.4%
Nordea North America, Inc.
0.170% - 0.200% due 04/02/2010 - 04/14/2010	1,053,000	1,052,949	0.5%
Rabobank USA Financial Corp.
0.100% - 0.170% due 04/01/2010	4,000,000	4,000,000	1.8%
Royal Bank of Scotland Group PLC
0.210% due 04/15/2010	400,000	399,967	0.2%
Societe Generale N.A.
0.150% - 0.215% due 04/01/2010 - 05/18/2010	2,200,000	2,199,923	1.0%
Straight-A Funding LLC
0.160% - 0.220% due 04/05/2010 - 06/09/2010	1,566,669	1,565,932	0.7%
Other Commercial Paper (n)		4,426,421	2.0%

Total Commercial Paper		25,501,676	11.6%

REPURCHASE AGREEMENTS
Banc of America Securities LLC
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.000% due 02/28/2017 valued at $278,628. Repurchase proceeds are $272,700.)	272,700	272,700	0.1%
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 4.625% due 01/15/2013 - 11/15/2016 valued at $1,910,286. Repurchase proceeds are $1,857,402.)	1,857,400	1,857,400	0.8%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $51,514. Repurchase proceeds are $50,000.)	50,000	50,000	0.0%
0.110% due 04/01/2010 (Dated 03/26/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.375% due 01/31/2012 - 10/31/2014 valued at $184,471. Repurchase proceeds are $179,101.)	179,100	179,100	0.1%
0.120% due 04/01/2010 (Dated 03/26/2010. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $15,433. Repurchase proceeds are $15,100.)	15,100	15,100	0.0%
0.140% due 04/01/2010 (Dated 03/26/2010. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2019 valued at $12,519. Repurchase proceeds are $12,200.)	12,200	12,200	0.0%
0.140% due 04/08/2010 (Dated 03/24/2010. Collateralized by U.S. Treasury Notes 0.875% - 3.250% due 05/31/2011 - 02/28/2017 valued at $1,014,141. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.150% due 04/16/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 3.000% due 10/15/2012 - 02/28/2017 valued at $1,025,667. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%

12	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $63,449. Repurchase proceeds are $61,700.)	$61,700	$61,700	0.0%
Barclays Capital, Inc.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $112,303. Repurchase proceeds are $110,100.)	110,100	110,100	0.1%
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 2.375% due 04/15/2011 - 01/15/2026 valued at $620,852. Repurchase proceeds are $608,201.)	608,200	608,200	0.3%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $138,788. Repurchase proceeds are $134,900.)	134,900	134,900	0.1%
0.140% due 04/06/2010 (Dated 03/23/2010. Collateralized by Freddie Mac 0.089% due 06/01/2010 valued at $509,992. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/07/2010 (Dated 03/17/2010. Collateralized by Freddie Mac 2.000% - 2.180% due 04/23/2012 - 06/15/2012 valued at $727,349; U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $307,345; and U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $424,741. Repurchase proceeds are $1,436,006.)	1,436,000	1,436,000	0.7%
0.140% due 04/08/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% - 2.000% due 04/15/2010 - 07/15/2014 valued at $1,019,285. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.140% due 04/08/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 2.186% due 05/07/2012 valued at $221,630; Federal Home Loan Bank 0.750% due 07/08/2011 valued at $4,548; and Freddie Mac 0.160% - 5.625% due 05/04/2011 - 11/23/2035 valued at $289,013. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/09/2010 (Dated 03/10/2010. Collateralized by Fannie Mae 2.186% due 05/07/2012 valued at $275,448; Federal Home Loan Bank 0.750% - 0.800% due 04/30/2010 - 07/08/2011 valued at $491,335; Freddie Mac 0.160% - 0.200% due 05/04/2011 - 01/25/2012 valued at $252,997; U.S. Treasury Notes 3.375% - 3.625% due 08/15/2019 - 11/15/2019 valued at $506,097. Repurchase proceeds are $1,500,006.)	1,500,000	1,500,000	0.7%
0.140% due 04/12/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% - 3.500% due 01/15/2011 - 07/15/2014 valued at $1,017,778. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.150% due 04/05/2010 (Dated 03/09/2010. Collateralized by Fannie Mae 2.180% due 04/23/2012 valued at $76,510; Federal Home Loan Bank 0.800% due 04/30/2010 valued at $255,020; and Freddie Mac 0.160% - 2.170% due 04/30/2010 - 05/07/2012 valued at $586,158. Repurchase proceeds are $900,004.)	900,000	900,000	0.4%

See Accompanying Notes	Annual Report	March 31, 2010	13

Summary Schedule of Investments Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.150% due 04/05/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.750% due 08/31/2011 - 02/15/2019 valued at $1,021,131. Repurchase proceeds are $1,000,004.)	$1,000,000	$1,000,000	0.5%
0.150% due 04/13/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.000% due 09/30/2011 - 11/30/2013 valued at $815,298. Repurchase proceeds are $800,003.)	800,000	800,000	0.4%
0.150% due 04/15/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.500% due 07/31/2010 - 01/31/2014 valued at $1,006,171. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.150% due 04/16/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.750% due 07/31/2010 - 01/31/2014 valued at $510,357. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.160% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.500% due 01/15/2011 valued at $243,799. Repurchase proceeds are $238,901.)	238,900	238,900	0.1%
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by Ginnie Mae 5.500% due 08/20/2039 valued at $2,136. Repurchase proceeds are $2,100.)	2,100	2,100	0.0%
0.170% due 04/15/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% - 3.500% due 01/15/2011 - 01/15/2025 valued at $2,044,403. Repurchase proceeds are $2,000,009.)	2,000,000	2,000,000	0.9%
BNP Paribas Bank
0.120% due 04/05/2010 (Dated 03/10/2010. Collateralized by U.S. Treasury Bonds 4.375% - 6.125% due 02/15/2026 - 11/15/2039 valued at $201,757 and U.S. Treasury Notes 1.000% - 4.875% due 12/31/2011 - 09/30/2016 valued at $809,081. Repurchase proceeds are $1,000,003.)	1,000,000	1,000,000	0.5%
0.140% due 04/07/2010 (Dated 03/17/2010. Collateralized by U.S. Treasury Bonds 5.250% due 11/15/2028 valued at $100,768 and U.S. Treasury Notes 0.875% - 3.000% due 02/28/2011 - 08/31/2016 valued at $770,408. Repurchase proceeds are $859,003.)	859,000	859,000	0.4%
0.140% due 04/23/2010 (Dated 03/25/2010. Collateralized by U.S. Treasury Bonds 3.500% - 6.250% due 08/15/2028 - 05/15/2039 valued at $1,013,740 and U.S. Treasury Notes 0.750% - 4.875% due 07/31/2011 - 11/30/2011 valued at $309,933. Repurchase proceeds are $1,289,205.)	1,289,200	1,289,200	0.6%
Citigroup Global Markets, Inc.
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $6,937. Repurchase proceeds are $6,800.)	6,800	6,800	0.0%
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 02/29/2016 valued at $604,742 Repurchase proceeds are $590,800.)	590,800	590,800	0.3%
0.080% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $467,496. Repurchase proceeds are $463,801.)	463,800	463,800	0.2%

14	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.100% due 04/01/2010 (Dated 03/31/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $131,115. Repurchase proceeds are $128,200.)	$128,200	$128,200	0.1%
0.150% due 04/01/2010 (Dated 02/16/2010. Collateralized by Fannie Mae 5.120% - 6.000% due 02/01/2037 - 02/01/2038 valued at $177,026 and Freddie Mac 5.744% due 06/01/2037 valued at $58,506. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.150% due 04/01/2010 (Dated 03/03/2010. Collateralized by Freddie Mac 4.000% - 5.278% due 05/01/2024 - 09/01/2038 valued at $203,512. Repurchase proceeds are $200,001.)	200,000	200,000	0.1%
0.150% due 04/01/2010 (Dated 03/11/2010. Collateralized by Fannie Mae 5.000% - 6.000% due 03/01/2023 - 08/01/2039 valued at $203,465. Repurchase proceeds are $200,001.)	200,000	200,000	0.1%
0.150% due 04/20/2010 (Dated 01/20/2010. Collateralized by Freddie Mac 3.655% due 06/08/2016 valued at $25,839. Repurchase proceeds are $25,000.)	25,000	25,000	0.0%
0.155% due 04/01/2010 (Dated 02/17/2010. Collateralized by Fannie Mae 5.000% due 05/01/2033 valued at $89,440. Repurchase proceeds are $90,000.)	90,000	90,000	0.0%
0.160% due 04/06/2010 (Dated 02/19/2010. Collateralized by Fannie Mae 4.000% - 7.000% due 08/01/2023 - 06/01/2038 valued at $256,099. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.160% due 04/12/2010 (Dated 02/23/2010. Collateralized by Fannie Mae 3.978% - 6.000% due 03/01/2037 - 01/01/2040 valued at $153,337 and Freddie Mac 4.500% -5.603% due 07/01/2033 - 08/01/2038 valued at $102,650. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.160% due 04/16/2010 (Dated 02/19/2010. Collateralized by Fannie Mae 4.000% - 5.000% due 06/01/2024 - 12/01/2039 valued at $279,641 and Freddie Mac 6.126% due 09/01/2037 valued at $3,148. Repurchase proceeds are $279,001.)	279,000	279,000	0.1%
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $4,486. Repurchase proceeds are $4,400.)	4,400	4,400	0.0%
0.180% due 04/05/2010 (Dated 04/01/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $23,852. Repurchase proceeds are $23,300.)	23,300	23,300	0.0%
Credit Suisse Securities (USA) LLC
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% - 2.750% due 08/31/2010 - 11/30/2016 valued at $370,177. Repurchase proceeds are $361,900.)	361,900	361,900	0.2%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% - 3.000% due 06/30/2014 - 02/28/2017 valued at $23,148. Repurchase proceeds are $22,600.)	22,600	22,600	0.0%

See Accompanying Notes	Annual Report	March 31, 2010	15

Summary Schedule of Investments Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.130% due 04/08/2010 (Dated 03/24/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.875% due 08/15/2017 - 05/15/2038 valued at $689,188 and U.S. Treasury Notes 3.125% - 3.875% due 08/31/2013 - 05/15/2018 valued at $330,944. Repurchase proceeds are $1,000,004.)	$1,000,000	$1,000,000	0.5%
0.140% due 04/08/2010 (Dated 03/09/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.000% due 11/15/2021 - 02/15/2038 valued at $509,368. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/09/2010 (Dated 03/10/2010. Collateralized by U.S. Treasury Notes 2.375% - 4.500% due 08/31/2010 - 02/15/2016 valued at $509,733. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/12/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Notes 1.750% - 2.750% due 11/15/2011 - 01/31/2014 valued at $510,448. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/01/2010 (Dated 03/03/2010. Collateralized by Fannie Mae 2.930% due 09/29/2014 valued at $98,697. Repurchase proceeds are $98,000.)	98,000	98,000	0.0%
0.150% due 04/05/2010 (Dated 03/16/2010. Collateralized by U.S. Treasury Notes 3.375% - 3.875% due 07/31/2013 - 05/15/2018 valued at $510,647. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/06/2010 (Dated 03/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $511,296. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.160% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.125% due 10/31/2016 valued at $36,170. Repurchase proceeds are $35,300.)	35,300	35,300	0.0%
Deutsche Bank AG
0.130% due 04/09/2010 (Dated 03/10/2010. Collateralized by Fannie Mae 2.400% - 4.750% due 08/24/2012 - 11/19/2012 valued at $516,277 and Federal Home Loan Bank 0.900% due 04/08/2010 valued at $504,472. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.140% due 04/01/2010 (Dated 03/26/2010. Collateralized by Fannie Mae 0.000% due 12/30/2010 valued at $14,896. Repurchase proceeds are $14,600.)	14,600	14,600	0.0%
Goldman Sachs & Co.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by Fannie Mae 1.100% - 6 6.625% due 02/03/2012 - 11/15/2030 valued at $470,311; Federal Home Loan Bank 4.900% due 01/29/2024 valued at $133,045; and Freddie Mac 1.875% - 3.000% due 03/08/2013 - 12/30/2014 valued at $251,355. Repurchase proceeds are $830,000.)	830,000	830,000	0.4%
0.140% due 04/05/2010 (Dated 03/11/2010. Collateralized by Fannie Mae 5.000% - 6.000% due 01/01/2039 - 07/01/2039 valued at $260,486. Repurchase proceeds are $253,001.)	253,000	253,000	0.1%

16	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.140% due 04/05/2010 (Dated 03/10/2010. Collateralized by Fannie Mae 4.000% - 5.500% due 06/01/2024 - 09/01/2038 valued at $1,003,803. Repurchase proceeds are $1,000,004.)	$1,000,000	$1,000,000	0.5%
0.150% due 04/06/2010 (Dated 03/15/2010. Collateralized by Fannie Mae 5.500% due 06/01/2036 - 05/01/2039 valued at $209,664; Freddie Mac 5.000% - 5.500% due 06/01/2036 - 12/01/2036 valued at $294,227; and Ginnie Mae 5.000% due 03/15/2038 - 06/15/2039 valued at $498,118. Repurchase proceeds are $1,000,004.)	1,000,000	1,000,000	0.5%
0.180% due 05/03/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 5.500% due 06/01/2037 valued at $76,797. Repurchase proceeds are $75,000.)	75,000	75,000	0.0%
0.190% due 05/18/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 5.500% due 11/01/2038 valued at $68,934; Freddie Mac 5.000% - 6.000% due 03/01/2038 - 12/01/2038 valued at $178,596; and Ginnie Mae 4.500% - 5.000% due 07/15/2039 valued at $327,868. Repurchase proceeds are $575,003.)	575,000	575,000	0.3%
0.190% due 05/21/2010 (Dated 03/24/2010. Collateralized by Ginnie Mae 5.000% due 06/15/2039 - 08/15/2039 valued at $155,981. Repurchase proceeds are $155,001.)	155,000	155,000	0.1%
Greenwich Capital Markets, Inc.
0.150% due 04/05/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $340,817 and U.S. Treasury Notes 2.750% - 4.625% due 12/31/2011 - 10/31/2013 valued at $371,474. Repurchase proceeds are $700,003.)	700,000	700,000	0.3%
0.160% due 04/06/2010 (Dated 03/15/2010. Collateralized by Federal Home Loan Bank 0.750% due 01/18/2011 valued at $510,242. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.160% due 04/13/2010 (Dated 03/17/2010. Collateralized by U.S. Treasury Notes 1.000% due 08/31/2011 valued at $254,928. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
JPMorgan Chase Bank N.A.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by Freddie Mac 0.189% due 05/01/2012 valued at $6,130. Repurchase proceeds are $6,000.)	6,000	6,000	0.0%
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $8,162. Repurchase proceeds are $8,000.)	8,000	8,000	0.0%
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% - 1.500% due 08/31/2011 - 12/31/2013 valued at $1,869,050. Repurchase proceeds are $1,829,501.)	1,829,500	1,829,500	0.8%
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.500% due 07/15/2016 valued at $199,504. Repurchase proceeds are $194,300.)	194,300	194,300	0.1%
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $221,876. Repurchase proceeds are $217,000.)	217,000	217,000	0.1%

See Accompanying Notes	Annual Report	March 31, 2010	17

Summary Schedule of Investments Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $3,270. Repurchase proceeds are $3,200.)	$3,200	$3,200	0.0%
0.150% due 04/15/2010 (Dated 03/30/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.375% due 01/15/2012 valued at $255,446. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
0.160% due 04/15/2010 (Dated 03/30/2010. Collateralized by Fannie Mae 7.125% due 06/15/2010 valued at $255,943. Repurchase proceeds are $250,001.)	250,000	250,000	0.1%
Morgan Stanley
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $105. Repurchase proceeds are $100.)	100	100	0.0%
0.070% due 04/01/2010 (Dated 03/31/2010. Collateralized by Freddie Mac 0.189% - 0.190% due 02/10/2012 - 05/01/2012 valued at $1,431,784. Repurchase proceeds are $1,396,503.)	1,396,500	1,396,500	0.6%
0.120% due 04/01/2010 (Dated 03/26/2010. Collateralized by Fannie Mae 1.750% due 04/15/2011 valued at $15,115. Repurchase proceeds are $14,800.)	14,800	14,800	0.0%
0.130% due 04/05/2010 (Dated 03/29/2010. Collateralized by Fannie Mae 1.000% - 6.625% due 06/21/2010 - 03/09/2015 valued at $189,977; Federal Home Loan Bank 0.500% - 5.750% due 07/22/2010 - 06/12/2026 valued at $186,752; and Freddie Mac 0.151% - 5.625% due 07/12/2010 - 11/23/2035 valued at $135,202. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.140% due 04/06/2010 (Dated 03/17/2010. Collateralized by U.S. Treasury Notes 0.750% - 2.375% due 11/30/2011 - 08/31/2014 valued at $599,932. Repurchase proceeds are $591,002.)	591,000	591,000	0.3%
0.140% due 04/09/2010 (Dated 03/10/2010. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $38,231; U.S. Treasury Inflation Protected Securities 0.875% - 3.875% due 04/15/2010 - 04/15/2029 valued at $330,332; and U.S. Treasury Notes 2.750% - 3.000% due 02/28/2017 - 02/15/2019 valued at $141,732. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/07/2010 (Dated 03/24/2010. Collateralized by Fannie Mae 0.373% - 6.000% due 06/29/2012 - 04/30/2037 valued at $125,743; Federal Farm Credit Bank 0.400% - 4.300% due 12/06/2010 - 02/11/2016 valued at $285,913; Federal Home Loan Bank 0.375% - 5.250% due 06/04/2010 - 11/02/2029 valued at $262,577; and Freddie Mac 0.000% - 5.200% due 04/20/2011 - 02/26/2024 valued at $92,695. Repurchase proceeds are $750,003.)	750,000	750,000	0.3%
0.150% due 04/12/2010 (Dated 03/11/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.375% due 05/31/2011 - 08/31/2014 valued at $509,185. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%
0.150% due 04/19/2010 (Dated 01/19/2010. Collateralized by Fannie Mae 5.500% due 12/27/2022 valued at $42,359 and Freddie Mac 2.750% - 4.250% due 04/29/2014 - 12/12/2018 valued at $61,055. Repurchase proceeds are $100,000.)	100,000	100,000	0.0%

18	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
0.160% due 04/13/2010 (Dated 03/17/2010. Collateralized by Federal Home Loan Bank 1.250% due 08/06/2012 valued at $150,808 and Freddie Mac 1.250% due 02/03/2012 valued at $63,787. Repurchase proceeds are $210,001.)	$210,000	$210,000	0.1%
0.170% due 04/06/2010 (Dated 03/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 3.875% due 01/15/2016 - 02/15/2040 valued at $386,532 and U.S. Treasury Notes 0.875% - 1.875% due 02/28/2011 - 02/28/2014 valued at $379,526. Repurchase proceeds are $750,004.)	750,000	750,000	0.3%
0.180% due 04/15/2010 (Dated 03/15/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.500% due 05/15/2010 - 12/31/2013 valued at $1,020,585. Repurchase proceeds are $1,000,005.)	1,000,000	1,000,000	0.4%
0.180% due 06/16/2010 (Dated 03/16/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.000% due 03/31/2011 - 02/15/2015 valued at $468,565. Repurchase proceeds are $461,002.)	461,000	461,000	0.2%
0.190% due 06/16/2010 (Dated 03/16/2010. Collateralized by Freddie Mac 0.164% - 0.200% due 05/17/2010 - 07/12/2010 valued at $188,812. Repurchase proceeds are $185,001.)	185,000	185,000	0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $4,923. Repurchase proceeds are $4,826.)	4,826	4,826	0.0%
TD Securities (USA) LLC
0.020% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% - 0.143% due 05/13/2010 - 05/20/2010 valued at $510,109. Repurchase proceeds are $500,000.)	500,000	500,000	0.2%
0.030% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bonds 4.250% - 5.500% due 08/15/2028 - 05/15/2039 valued at $90,149 and U.S. Treasury Notes 1.375% due 11/15/2012 valued at $47,825. Repurchase proceeds are $135,000.)	135,000	135,000	0.1%
0.050% due 04/01/2010 (Dated 03/31/2010. Collateralized by U.S. Treasury Bonds 8.125% - 8.750% due 08/15/2020 - 05/15/2021 valued at $716,746. Repurchase proceeds are $700,001.)	700,000	700,000	0.3%
0.170% due 04/05/2010 (Dated 04/01/2010. Collateralized by U.S. Treasury Bonds 4.250% - 8.125% due 05/15/2021 - 05/15/2039 valued at $817,057. Repurchase proceeds are $800,004.)	800,000	800,000	0.4%
UBS Securities LLC
0.140% due 04/15/2010 (Dated 02/19/2010. Collateralized by Federal Home Loan Bank 0.800% due 05/17/2010 valued at $403,184 and Freddie Mac 1.722% due 05/10/2011 valued at $110,012. Repurchase proceeds are $500,002.)	500,000	500,000	0.2%

Total Repurchase Agreements		46,314,526	21.0%

See Accompanying Notes	Annual Report	March 31, 2010	19

Summary Schedule of Investments Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS
0.144% due 04/22/2010 - 09/02/2010 (g)(k)(l)(m)(o)(p)	$4,775,823	$4,774,544	2.2%
U.S. TREASURY CASH MANAGEMENT BILLS
0.150% due 04/19/2010 (c)	1,659,850	1,659,725	0.8%

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO
Total Short-Term Floating NAV Portfolio (j)	1,649,914	16,520,591	7.5%

Total Short-Term Instruments (Cost $95,534,886)		95,535,021	43.4%

Total Investments (Cost $224,864,165)		$229,355,571	104.2%

Written Options (r) (Premiums $899,148)		(308,740)	(0.1%)

Other Assets and Liabilities (Net)		(8,865,254)	(4.1%)

Net Assets		$220,181,577	100.0%

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The grouping contains securities in default.
(b)	The grouping contains interest only securities.
(c)	The grouping contains when-issued securities.
(d)	The group contains principal only securities.
(e)	The group contains payment in-kind bond securities.
(f)	Non-income producing security.
(g)	Coupon represents a weighted average rate.
(h)	The group contains securities which become interest bearing at a future date.
(i)	The group contains securities in which the principal amount is adjusted for inflation.
(j)	Affiliated to the Fund.
(k)	Securities with an aggregate market value of $780 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(l)	Securities with an aggregate market value of $5,751 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(m)	Securities with an aggregate market value of $74,386 and cash of $8,500 have been pledged as collateral for delayed-delivery mortgage-backed securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.
(n)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2010.
(o)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $3,164,274 at a weighted average interest rate of 0.317%. On March 31, 2010, securities valued at $870,816 were pledged as collateral for reverse repurchase agreements.
(p)	Securities with an aggregate market value of $840,972 and cash of $56 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers’ Acceptance June Futures	Long	06/2010	1,000	$(298)
90-Day Eurodollar December Futures	Long	12/2010	101,982	87,642

20	PIMCO Funds	See Accompanying Notes

March 31, 2010

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2010	203,262	$170,620
90-Day Eurodollar March Futures	Long	03/2011	2,216	4,625
90-Day Eurodollar September Futures	Long	09/2010	128,558	62,238
Canada Government 10-Year Bond June Futures	Long	06/2010	295	(5)
Euro-Bobl June Futures	Long	06/2010	41,748	19,939
Euro-Bund 10-Year Bond June Futures	Long	06/2010	20,785	17,727
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	1,829	170
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 120.000	Short	06/2010	1,829	52
U.S. Treasury 2-Year Note June Futures	Long	06/2010	123,071	(22,988)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	38,655	(31,408)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	145,899	(77,961)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	9,572	2,287
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	17,248	14,153
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	9,370	1,281
United Kingdom Long Gilt June Futures	Short	06/2010	3,000	(2,810)

				$245,264

(q)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.530%	)	12/20/2016	0.879%	$10,000	$210	$0	$210
ABX Financing Co.	MSC	(0.640%	)	12/20/2016	0.879%	2,300	27	169	(142)
Alcoa, Inc.	BOA	(1.290%	)	09/20/2018	2.416%	1,300	97	0	97
Alcoa, Inc.	GSC	(1.320%	)	09/20/2018	2.416%	200	15	39	(24)
AmerisourceBergen Corp.	MSC	(0.600%	)	09/20/2012	0.504%	10,000	(25)	0	(25)
Anadarko Finance Co.	BOA	(0.900%	)	06/20/2011	0.355%	10,600	(74)	0	(74)
Anadarko Petroleum Corp.	CITI	(0.330%	)	03/20/2012	0.436%	1,800	4	62	(58)
Arrow Electronics, Inc.	GSC	(1.000%	)	12/20/2019	1.733%	15,000	837	0	837
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.577%	20,000	(385)	0	(385)
AutoZone, Inc.	BOA	(1.890%	)	03/20/2014	0.577%	10,000	(509)	0	(509)
AutoZone, Inc.	BOA	(0.870%	)	06/20/2016	0.739%	1,000	(7)	28	(35)
AutoZone, Inc.	BOA	(1.100%	)	09/20/2018	0.823%	15,000	(307)	0	(307)
AutoZone, Inc.	CITI	(1.030%	)	03/20/2014	0.577%	10,000	(177)	0	(177)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.823%	5,000	(183)	0	(183)
AutoZone, Inc.	UBS	(1.320%	)	09/20/2018	0.823%	7,000	(256)	0	(256)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.638%	2,000	72	37	35
Block Financial LLC	BOA	(1.550%	)	03/20/2013	0.745%	32,100	(765)	(113)	(652)
Block Financial LLC	CSFB	(1.110%	)	03/20/2013	0.745%	6,000	(66)	0	(66)
Block Financial LLC	DUB	(1.050%	)	03/20/2013	0.745%	5,000	(46)	0	(46)
Block Financial LLC	JPM	(1.270%	)	03/20/2013	0.745%	10,000	(156)	0	(156)
Boston Scientific Corp.	BCLY	(1.000%	)	03/20/2017	1.670%	1,000	40	6	34
Boston Scientific Corp.	BOA	(1.000%	)	03/20/2017	1.670%	20,805	825	0	825
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2014	1.457%	2,000	35	9	26
Boston Scientific Corp.	MSC	(1.000%	)	06/20/2016	1.642%	2,000	70	12	58
Boston Scientific Corp.	UBS	(0.500%	)	06/20/2011	0.863%	10,000	43	0	43
Brunswick Corp.	BOA	(4.100%	)	09/20/2013	3.884%	18,000	(142)	0	(142)
Cardinal Health, Inc.	BCLY	(0.420%	)	12/20/2016	0.727%	13,000	241	0	241
Cardinal Health, Inc.	DUB	(0.500%	)	12/20/2016	0.727%	10,000	137	109	28

See Accompanying Notes	Annual Report	March 31, 2010	21

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	GSC	(0.710%	)	06/20/2017	0.739%	$9,600	$16	$0	$16
CBS Corp.	JPM	(0.590%	)	09/20/2012	0.653%	15,000	21	0	21
Centex Corp.	BCLY	(1.000%	)	06/20/2016	1.180%	4,000	39	36	3
Centex Corp.	BNP	(1.000%	)	06/20/2016	1.180%	12,500	122	119	3
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.112%	4,500	23	148	(125)
Centex Corp.	DUB	(1.000%	)	12/20/2017	1.261%	2,500	42	(9)	51
Centex Corp.	GSC	(1.000%	)	06/20/2014	0.965%	1,500	(3)	20	(23)
Centex Corp.	GSC	(1.000%	)	06/20/2016	1.180%	3,120	31	0	31
CenturyTel, Inc.	JPM	(1.000%	)	06/20/2017	1.612%	6,000	226	(4)	230
CenturyTel, Inc.	JPM	(1.000%	)	09/20/2019	1.852%	4,000	254	(49)	303
CAN Financial Corp.	BCLY	(0.295%	)	09/20/2011	1.496%	15,000	262	0	262
CAN Financial Corp.	BCLY	(1.390%	)	12/20/2014	2.096%	10,000	297	1,209	(912)
CAN Financial Corp.	BOA	(0.690%	)	12/20/2014	2.096%	10,300	615	0	615
CAN Financial Corp.	BOA	(4.170%	)	12/20/2014	2.096%	8,000	(716)	0	(716)
CAN Financial Corp.	BOA	(3.360%	)	09/20/2016	2.201%	6,250	(403)	0	(403)
CAN Financial Corp.	CITI	(0.470%	)	12/20/2014	2.096%	10,200	705	0	705
CAN Financial Corp.	JPM	(0.440%	)	09/20/2011	1.496%	13,500	207	255	(48)
Commercial Metals Co.	BOA	(1.430%	)	09/20/2018	2.690%	3,000	246	0	246
Commercial Metals Co.	DUB	(1.005%	)	09/20/2017	2.626%	15,660	1,526	1,369	157
Commercial Metals Co.	JPM	(1.430%	)	09/20/2018	2.690%	10,000	821	0	821
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.022%	19,000	223	1,663	(1,440)
Coventry Health Care, Inc.	DUB	(1.000%	)	03/20/2015	2.608%	7,500	521	684	(163)
CRH America, Inc.	CITI	(2.590%	)	09/20/2018	1.688%	10,000	(635)	0	(635)
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.676%	5,052	(240)	0	(240)
CSX Corp.	DUB	(1.550%	)	06/20/2017	0.654%	21,200	(1,236)	72	(1,308)
CSX Corp.	JPM	(0.165%	)	03/20/2011	0.291%	10,600	13	0	13
CVS Caremark Corp.	BOA	(0.550%	)	09/20/2016	0.621%	6,745	27	0	27
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.260%	4,700	78	431	(353)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.260%	2,300	38	198	(160)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.722%	2,000	(19)	46	(65)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	3.218%	6,200	567	574	(7)
DISH DBS Corp.	CITI	(1.000%	)	12/20/2011	1.308%	5,200	26	74	(48)
DISH DBS Corp.	DUB	(1.000%	)	12/20/2011	1.308%	11,400	57	120	(63)
Dominion Resources, Inc.	JPM	(0.385%	)	12/20/2016	0.614%	3,000	42	160	(118)
DR Horton, Inc.	BCLY	(1.000%	)	06/20/2016	1.984%	26,000	1,373	1,623	(250)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	1.968%	10,000	503	783	(280)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	1.984%	21,500	1,135	1,597	(462)
DR Horton, Inc.	DUB	(1.000%	)	03/20/2016	1.968%	3,000	151	309	(158)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.984%	4,500	238	472	(234)
DR Horton, Inc.	GSC	(1.000%	)	03/20/2014	1.695%	5,000	128	335	(207)
DR Horton, Inc.	GSC	(1.000%	)	09/20/2014	1.791%	3,000	97	163	(66)
DR Horton, Inc.	JPM	(1.000%	)	03/20/2015	1.874%	10,000	391	537	(146)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.904%	300	(1)	(5)	4
Embarq Corp.	BCLY	(1.000%	)	06/20/2016	1.280%	22,000	336	(13)	349
Embarq Corp.	BCLY	(1.650%	)	06/20/2016	1.300%	6,669	(133)	0	(133)
Embarq Corp.	BOA	(2.200%	)	06/20/2016	1.300%	4,000	(202)	0	(202)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.280%	40,500	619	(688)	1,307
Embarq Corp.	GSC	(1.000%	)	06/20/2016	1.280%	17,000	260	0	260
Enterprise Products Operating LLC	MLP	(0.200%	)	03/20/2011	0.370%	14,300	23	202	(179)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.432%	10,000	(620)	789	(1,409)
Expedia, Inc.	RBS	(4.250%	)	09/20/2016	1.390%	16,500	(2,721)	0	(2,721)
FBG Finance Ltd.	BCLY	(2.140%	)	12/20/2014	0.511%	6,000	(444)	0	(444)
Fortune Brands, Inc.	DUB	(1.000%	)	03/20/2020	1.474%	12,000	446	416	30
Frontier Communications Corp.	BCLY	(5.000%	)	03/20/2013	2.516%	10,000	(713)	(602)	(111)
GATX Financial Corp.	GSC	(1.000%	)	12/20/2012	1.311%	15,000	119	185	(66)

22	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
GATX Financial Corp.	HSBC	(1.000%	)	12/20/2012	1.311%	$10,000	$80	$123	$(43)
Genworth Financial, Inc.	BCLY	(0.879%	)	06/20/2018	2.507%	8,000	837	2,791	(1,954)
Genworth Financial, Inc.	DUB	(0.980%	)	06/20/2018	2.507%	4,000	392	1,260	(868)
Hanson Ltd.	BCLY	(1.000%	)	09/20/2016	1.948%	20,000	1,055	3,056	(2,001)
Hanson Ltd.	BNP	(1.000%	)	03/20/2013	1.426%	15,000	180	68	112
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	1.948%	20,000	1,055	553	502
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	1.898%	33,000	1,650	1,130	520
HCP, Inc.	CITI	(5.000%	)	03/20/2018	1.637%	4,500	(1,006)	(742)	(264)
HCP, Inc.	CSFB	(0.530%	)	09/20/2011	0.863%	7,350	35	0	35
HCP, Inc.	DUB	(3.860%	)	03/20/2018	1.663%	20,000	(2,921)	1,296	(4,217)
HCP, Inc.	JPM	(0.610%	)	09/20/2011	0.863%	5,000	18	0	18
HCP, Inc.	MLP	(0.650%	)	09/20/2016	1.622%	13,500	738	0	738
Health Care REIT, Inc.	BCLY	(3.310%	)	06/20/2015	1.312%	5,000	(483)	0	(483)
Health Management Associates Inc.	BCLY	(1.000%	)	06/20/2016	2.688%	8,000	711	656	55
Health Management Associates Inc.	BCLY	(5.000%	)	06/20/2016	2.688%	7,000	(864)	(801)	(63)
HSBC Finance Corp.	DUB	(1.450%	)	06/20/2016	0.961%	10,000	(279)	3	(282)
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	0.961%	10,000	416	0	416
International Paper Co.	BCLY	(5.030%	)	06/20/2018	1.770%	20,000	(4,450)	0	(4,450)
International Paper Co.	BOA	(0.870%	)	06/20/2016	1.585%	1,400	55	177	(122)
iStar Financial, Inc.	BCLY	(0.400%	)	03/20/2012	12.927%	10,000	1,928	0	1,928
iStar Financial, Inc.	MSC	(0.600%	)	12/20/2013	11.986%	10,000	2,655	0	2,655
JC Penney Corp., Inc.	BCLY	(1.000%	)	09/20/2012	0.975%	2,200	(2)	91	(93)
Jones Apparel Group, Inc.	DUB	(1.000%	)	12/20/2014	1.401%	44,710	774	1,423	(649)
KB Home	BCLY	(5.000%	)	03/20/2015	3.093%	21,600	(1,817)	(1,584)	(233)
KB Home	BCLY	(5.000%	)	06/20/2015	3.153%	12,300	(1,041)	(936)	(105)
KB Home	BNP	(1.000%	)	06/20/2015	3.153%	5,000	484	465	19
KB Home	DUB	(1.000%	)	03/20/2014	2.791%	3,000	194	249	(55)
KB Home	DUB	(1.000%	)	03/20/2015	3.093%	5,000	453	491	(38)
KB Home	DUB	(5.000%	)	03/20/2015	3.093%	2,500	(210)	(194)	(16)
KB Home	GSC	(1.000%	)	03/20/2014	2.791%	7,000	452	329	123
Kerr-McGee Corp.	RBS	(0.160%	)	09/20/2011	0.203%	10,500	6	0	6
KeySpan Corp.	JPM	(0.450%	)	06/20/2013	0.234%	6,900	(48)	65	(113)
Kinder Morgan, Inc.	DUB	(1.000%	)	03/20/2016	1.565%	2,000	60	94	(34)
Kinder Morgan, Inc.	MSC	(1.000%	)	03/20/2016	1.565%	13,300	396	670	(274)
Kraft Foods, Inc.	BOA	(1.040%	)	06/20/2018	0.698%	5,000	(124)	8	(132)
Kraft Foods, Inc.	CITI	(0.990%	)	06/20/2018	0.698%	4,000	(85)	0	(85)
Kraft Foods, Inc.	GSC	(0.950%	)	09/20/2018	0.711%	6,000	(107)	20	(127)
Lennar Corp.	BCLY	(5.000%	)	06/20/2015	2.763%	11,000	(1,134)	(888)	(246)
Lennar Corp.	BNP	(5.000%	)	03/20/2013	2.082%	9,000	(755)	(571)	(184)
Lennar Corp.	BNP	(5.000%	)	09/20/2014	2.530%	22,000	(2,218)	(1,448)	(770)
Lennar Corp.	BNP	(1.000%	)	06/20/2015	2.763%	20,000	1,598	2,099	(501)
Lennar Corp.	DUB	(0.785%	)	12/20/2011	1.700%	9,000	138	0	138
Lennar Corp.	DUB	(1.000%	)	03/20/2013	2.082%	6,800	206	262	(56)
Lennar Corp.	DUB	(1.000%	)	06/20/2015	2.763%	3,500	280	367	(87)
Lennar Corp.	DUB	(5.000%	)	06/20/2015	2.763%	5,000	(516)	(440)	(76)
Lennar Corp.	GSC	(1.000%	)	12/20/2011	1.673%	9,000	100	224	(124)
Lennar Corp.	GSC	(1.000%	)	09/20/2014	2.530%	4,500	276	483	(207)
Lennar Corp.	GSC	(5.000%	)	06/20/2015	2.763%	4,000	(413)	(235)	(177)
Lennar Corp.	GSC	(1.000%	)	06/20/2016	2.854%	4,000	383	478	(95)
Lexmark International, Inc.	BOA	(1.400%	)	06/20/2018	1.814%	13,000	357	0	357
Lexmark International, Inc.	CITI	(3.320%	)	06/20/2013	1.268%	5,590	(361)	0	(361)
Lexmark International, Inc.	JPM	(1.190%	)	06/20/2013	1.268%	15,880	33	0	33
Liberty Media LLC	BCLY	(5.000%	)	06/20/2013	2.436%	13,000	(1,032)	(1,055)	23

See Accompanying Notes	Annual Report	March 31, 2010	23

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.387%		$7,600	$(4)	$836	$(840)
Ltd Brands, Inc.	BCLY	(1.000%	)	12/20/2012	1.169%		7,600	32	163	(131)
Ltd Brands, Inc.	BNP	(1.000%	)	12/20/2014	1.739%		2,500	80	193	(113)
Ltd Brands, Inc.	BNP	(1.000%	)	09/20/2017	2.086%		22,000	1,481	1,835	(354)
Ltd Brands, Inc.	BOA	(1.000%	)	12/20/2014	1.739%		10,000	319	431	(112)
Ltd Brands, Inc.	BOA	(1.000%	)	09/20/2017	2.086%		10,000	673	907	(234)
Ltd Brands, Inc.	DUB	(1.000%	)	09/20/2017	2.086%		5,000	337	566	(229)
Ltd Brands, Inc.	DUB	(4.800%	)	09/20/2017	2.119%		43,000	(7,241)	0	(7,241)
Ltd Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.119%		2,700	(125)	150	(275)
Ltd Brands, Inc.	RBS	(4.500%	)	09/20/2017	2.119%		18,700	(2,798)	0	(2,798)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.826%		11,810	(2,896)	0	(2,896)
Macy’s Retail Holdings, Inc.	BCLY	(7.150%	)	09/20/2015	1.826%		10,000	(2,635)	0	(2,635)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	03/20/2012	0.962%		57,400	(58)	657	(715)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2012	1.089%		13,000	25	68	(43)
Macy’s Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2015	1.797%		9,000	350	371	(21)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2012	0.962%		15,000	(15)	144	(159)
Macy’s Retail Holdings, Inc.	BOA	(6.870%	)	03/20/2012	0.988%		7,000	(818)	0	(818)
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	1.181%		5,000	(184)	432	(616)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	09/20/2015	1.797%		3,800	148	423	(275)
Macy’s Retail Holdings, Inc.	BOA	(7.060%	)	09/20/2015	1.826%		8,000	(2,072)	0	(2,072)
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	1.231%		5,000	32	248	(216)
Macy’s Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	1.826%		10,000	(323)	1,103	(1,426)
Macy’s Retail Holdings, Inc.	RBS	(1.000%	)	12/20/2016	1.879%		15,000	757	709	48
Macy’s Retail Holdings, Inc.	RBS	(2.640%	)	09/20/2017	1.965%		22,500	(963)	1,376	(2,339)
Manpower, Inc.	GSC	(2.500%	)	06/20/2013	1.090%	EUR	45,500	(2,678)	(2,684)	6
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	1.421%		$2,200	67	400	(333)
Marriott International, Inc.	BOA	(1.650%	)	06/20/2017	1.166%		10,000	(310)	2,739	(3,049)
Marriott International, Inc.	BOA	(1.730%	)	06/20/2017	1.166%		1,400	(51)	137	(188)
Marriott International, Inc.	CITI	(0.260%	)	06/20/2012	0.613%		15,000	116	0	116
Marriott International, Inc.	DUB	(1.880%	)	12/20/2015	1.096%		5,000	(208)	577	(785)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	06/20/2019	1.206%		15,300	234	0	234
Masco Corp.	BNP	(1.000%	)	09/20/2012	1.119%		18,100	47	196	(149)
Masco Corp.	CITI	(4.240%	)	03/20/2017	1.894%		9,020	(1,264)	0	(1,264)
Masco Corp.	DUB	(1.000%	)	09/20/2012	1.119%		15,000	39	360	(321)
Masco Corp.	GSC	(1.000%	)	09/20/2012	1.119%		5,200	14	54	(40)
Masco Corp.	GSC	(1.000%	)	03/20/2017	1.864%		3,000	153	269	(116)
Masco Corp.	JPM	(1.000%	)	09/20/2012	1.119%		5,400	14	80	(66)
Masco Corp.	JPM	(1.000%	)	06/20/2015	1.761%		5,000	179	232	(53)
Masco Corp.	MSC	(0.580%	)	09/20/2012	1.137%		5,000	67	0	67
Masco Corp.	MSC	(1.000%	)	09/20/2012	1.119%		12,000	31	327	(296)
Masco Corp.	MSC	(0.680%	)	09/20/2013	1.361%		10,000	224	0	224
Masco Corp.	UBS	(4.650%	)	12/20/2016	1.883%		10,000	(1,609)	0	(1,609)
Mattel, Inc.	JPM	(0.400%	)	06/20/2011	0.525%		10,300	15	0	15
Maytag Corp.	JPM	(0.460%	)	06/20/2015	0.480%		10,000	9	0	9
MDC Holdings, Inc.	BNP	(1.250%	)	12/20/2014	1.084%		9,000	(69)	0	(69)
MDC Holdings, Inc.	BOA	(1.000%	)	12/20/2014	1.067%		3,000	8	0	8
MDC Holdings, Inc.	MLP	(1.350%	)	12/20/2012	0.775%		10,500	(166)	0	(166)
Motorola, Inc.	DUB	(1.000%	)	12/20/2011	0.531%		5,000	(42)	133	(175)
Motorola, Inc.	DUB	(1.000%	)	12/20/2012	0.701%		7,500	(62)	294	(356)
Nabors Industries, Inc.	BCLY	(2.710%	)	03/20/2018	1.484%		8,000	(664)	0	(664)
Nabors Industries, Inc.	CITI	(1.000%	)	03/20/2018	1.460%		9,000	276	80	196
Nabors Industries, Inc.	CITI	(1.050%	)	03/20/2018	1.484%		20,000	576	0	576
Nabors Industries, Inc.	CITI	(2.510%	)	03/20/2018	1.484%		2,200	(153)	0	(153)
Nabors Industries, Inc.	DUB	(0.630%	)	03/20/2018	1.484%		6,000	342	832	(490)
Nabors Industries, Inc.	DUB	(0.900%	)	03/20/2018	1.484%		15,000	583	0	583

24	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
New Albertsons, Inc.	DUB	(1.000%	)	03/20/2011	1.899%	$39,900	$336	$402	$(66)
New York Times Co.	BNP	(1.000%	)	03/20/2015	2.081%	11,300	547	684	(137)
New York Times Co.	DUB	(5.000%	)	03/20/2015	2.081%	10,630	(1,412)	(952)	(460)
New York Times Co.	GSC	(1.000%	)	03/20/2015	2.081%	5,000	242	235	7
Newell Rubbermaid, Inc.	BOA	(2.710%	)	06/20/2019	1.496%	12,000	(1,100)	0	(1,100)
Newell Rubbermaid, Inc.	UBS	(1.790%	)	06/20/2018	1.420%	19,000	(495)	0	(495)
NiSource Finance Corp.	RBS	(0.540%	)	03/20/2013	1.001%	12,400	164	0	164
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	3.040%	37,000	(2,387)	524	(2,911)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	3.040%	10,000	(645)	64	(709)
Omnicom Group, Inc.	MSC	(0.380%	)	06/20/2016	0.879%	9,600	271	0	271
ONEOK Partners LP	JPM	(0.660%	)	12/20/2016	1.035%	10,200	227	0	227
ORIX Corp.	MLP	(0.280%	)	12/20/2011	1.448%	20,000	397	0	397
Packaging Corp. of America	CSFB	(0.940%	)	09/20/2013	0.715%	10,000	(79)	0	(79)
Pactiv Corp.	BOA	(1.230%	)	03/20/2018	1.545%	6,745	140	182	(42)
Pearson Dollar Finance PLC	BCLY	(0.610%	)	06/20/2013	0.434%	25,000	(144)	0	(144)
Pearson Dollar Finance PLC	BCLY	(0.730%	)	06/20/2018	0.695%	7,000	(19)	0	(19)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.695%	10,000	(56)	0	(56)
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.695%	11,000	(22)	0	(22)
Pearson Dollar Finance PLC	JPM	(0.830%	)	06/20/2014	0.512%	5,000	(66)	5	(71)
Pioneer Natural Resources Co.	MSC	(1.000%	)	09/20/2016	1.924%	20,835	1,071	1,533	(462)
PMI Group, Inc.	JPM	(0.460%	)	09/20/2016	13.241%	9,500	3,988	0	3,988
Pulte Homes, Inc.	BNP	(1.000%	)	03/20/2013	1.430%	10,250	124	180	(56)
Pulte Homes, Inc.	BNP	(1.000%	)	03/20/2014	1.664%	35,000	854	1,578	(724)
Pulte Homes, Inc.	DUB	(1.000%	)	09/20/2011	1.069%	15,400	11	57	(46)
Qwest Corp.	BOA	(2.500%	)	06/20/2013	1.258%	5,000	(197)	363	(560)
Qwest Corp.	MSC	(4.320%	)	06/20/2013	1.258%	2,000	(193)	0	(193)
RadioShack Corp.	BOA	(1.250%	)	06/20/2011	1.093%	10,000	(23)	0	(23)
RadioShack Corp.	MLP	(2.250%	)	06/20/2011	1.093%	35,200	(519)	0	(519)
Reed Elsevier Capital, Inc.	MLP	(0.290%	)	06/20/2012	0.351%	5,000	6	0	6
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.813%	12,500	(255)	981	(1,236)
Rexam PLC	RBS	(1.450%	)	06/20/2013	0.813%	4,000	(82)	273	(355)
Rohm and Haas Co.	BNP	(1.000%	)	09/20/2017	0.930%	30,000	(147)	(437)	290
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.945%	4,665	(203)	0	(203)
Rohm and Haas Co.	BOA	(0.700%	)	09/20/2017	0.945%	13,425	214	0	214
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.930%	1,500	(8)	(17)	9
Rohm and Haas Co.	CITI	(0.540%	)	09/20/2017	0.945%	7,000	186	0	186
RPM International, Inc.	BCLY	(1.460%	)	03/20/2018	1.376%	2,800	(17)	0	(17)
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.376%	9,000	209	399	(190)
RPM International, Inc.	GSC	(1.000%	)	03/20/2018	1.355%	15,000	356	219	137
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.190%	17,300	(2,719)	(1,598)	(1,121)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.405%	25,000	(1,928)	0	(1,928)
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2012	1.093%	42,000	64	(84)	148
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.255%	10,000	(592)	0	(592)
RR Donnelley & Sons Co.	GSC	(1.000%	)	09/20/2016	2.190%	7,700	506	962	(456)
Ryder System, Inc.	BCLY	(3.540%	)	03/20/2013	1.249%	10,000	(669)	0	(669)
Ryder System, Inc.	BOA	(1.490%	)	09/20/2015	1.606%	7,900	42	0	42
Ryder System, Inc.	BOA	(1.730%	)	09/20/2015	1.606%	4,400	(29)	0	(29)
Ryder System, Inc.	CITI	(3.060%	)	03/20/2013	1.249%	8,690	(460)	0	(460)
Ryder System, Inc.	GSC	(1.700%	)	09/20/2015	1.606%	200	(1)	0	(1)
Ryder System, Inc.	JPM	(0.270%	)	06/20/2011	0.846%	5,300	37	0	37
Ryland Group, Inc.	BCLY	(1.000%	)	06/20/2017	1.644%	2,200	87	159	(72)
Ryland Group, Inc.	BNP	(1.000%	)	06/20/2017	1.644%	28,500	1,123	1,699	(576)
Ryland Group, Inc.	DUB	(1.000%	)	06/20/2012	0.908%	13,705	(31)	139	(170)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	1.487%	9,000	198	668	(470)
Ryland Group, Inc.	RBS	(1.000%	)	06/20/2017	1.644%	900	35	67	(32)

See Accompanying Notes	Annual Report	March 31, 2010	25

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
SCA Finans AB	DUB	(0.810%	)	09/20/2015	0.727%	$5,250	$(23)	$664	$(687)
Seagate Technology HDD Holdings	GSC	(1.000%	)	12/20/2011	1.028%	20,800	4	198	(194)
Seagate Technology HDD Holdings	JPM	(2.250%	)	12/20/2011	1.028%	11,100	(240)	735	(975)
Sealed Air Corp.	BOA	(1.060%	)	09/20/2013	0.980%	9,250	(28)	517	(545)
Sempra Energy	DUB	(1.250%	)	03/20/2019	1.029%	15,000	(255)	0	(255)
Simon Property Group LP	GSC	(1.470%	)	12/20/2016	1.494%	8,400	8	1,023	(1,015)
Simon Property Group LP	GSC	(3.010%	)	12/20/2016	1.494%	3,300	(296)	0	(296)
Simon Property Group LP	JPM	(0.180%	)	06/20/2010	0.592%	8,000	7	0	7
Simon Property Group LP	MSC	(1.120%	)	06/20/2016	1.473%	10,000	192	1,361	(1,169)
Simon Property Group LP	MSC	(0.885%	)	06/20/2018	1.561%	2,000	92	268	(176)
Simon Property Group LP	RBS	(0.220%	)	09/20/2011	0.713%	5,100	37	0	37
Simon Property Group LP	RBS	(1.060%	)	03/20/2017	1.502%	8,000	211	1,135	(924)
Spectra Energy Capital LLC	DUB	(1.200%	)	06/20/2018	0.911%	1,200	(25)	52	(77)
Spectra Energy Capital LLC	MSC	(1.150%	)	06/20/2018	0.911%	2,500	(43)	120	(163)
Spectra Energy Capital LLC	RBS	(2.000%	)	03/20/2014	0.567%	24,000	(1,333)	0	(1,333)
Sprint Capital Corp.	BCLY	(3.630%	)	03/20/2012	3.332%	11,000	(73)	0	(73)
Staples, Inc.	BOA	(3.750%	)	03/20/2014	0.602%	18,000	(2,191)	0	(2,191)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%	)	03/20/2013	1.087%	10,000	22	143	(121)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%	)	12/20/2014	1.465%	47,000	945	1,741	(796)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.936%	33,000	(56)	(32)	(24)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	0.936%	5,500	(499)	(167)	(332)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2013	1.087%	8,500	19	143	(124)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	1.087%	2,000	(229)	(97)	(132)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	12/20/2015	1.604%	5,500	169	396	(227)
Tate & Lyle International Finance PLC	BCLY	(1.250%	)	12/20/2014	0.939%	12,000	(170)	0	(170)
Temple-Inland, Inc.	BCLY	(1.000%	)	06/20/2012	0.726%	6,000	(38)	61	(99)
Temple-Inland, Inc.	BNP	(6.670%	)	03/20/2018	1.664%	7,430	(2,488)	0	(2,488)
Temple-Inland, Inc.	BOA	(1.000%	)	03/20/2018	1.638%	4,000	169	209	(40)
Temple-Inland, Inc.	JPM	(1.000%	)	03/20/2016	1.511%	5,000	135	157	(22)
Toll Brothers Finance Corp.	BCLY	(1.000%	)	12/20/2017	1.690%	36,000	1,594	1,746	(152)
Toll Brothers Finance Corp.	BCLY	(5.000%	)	12/20/2017	1.690%	32,500	(6,987)	(6,822)	(165)
Toll Brothers Finance Corp.	BNP	(1.000%	)	06/20/2015	1.520%	10,000	244	262	(18)
Toll Brothers Finance Corp.	BNP	(1.000%	)	12/20/2017	1.690%	15,000	664	814	(150)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.828%	7,000	436	251	185
Toll Brothers Finance Corp.	GSC	(1.000%	)	12/20/2017	1.690%	2,700	120	71	49
Toll Brothers Finance Corp.	MSC	(1.390%	)	09/20/2013	1.216%	9,800	(61)	0	(61)
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	0.872%	7,500	(42)	494	(536)
Tyco Electronics Group S.A.	GSC	(1.530%	)	12/20/2012	0.539%	6,500	(176)	0	(176)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	1.270%	4,000	40	136	(96)
Tyson Foods, Inc.	DUB	(1.000%	)	12/20/2011	0.861%	49,500	(132)	1,078	(1,210)
Tyson Foods, Inc.	GSC	(1.000%	)	03/20/2014	1.270%	31,000	307	1,474	(1,167)
Tyson Foods, Inc.	JPM	(1.000%	)	03/20/2014	1.270%	12,000	119	795	(676)
Tyson Foods, Inc.	RBS	(3.200%	)	12/20/2011	0.874%	25,000	(1,020)	0	(1,020)
Tyson Foods, Inc.	RBS	(3.250%	)	06/20/2016	1.647%	19,000	(1,690)	0	(1,690)
Universal Corp.	DUB	(1.000%	)	09/20/2011	0.681%	10,000	(50)	(110)	60

26	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Universal Corp.	DUB	(1.000%	)	12/20/2014	1.296%	$33,000	$421	$580	$(159)
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.376%	2,575	83	128	(45)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.376%	8,000	53	303	(250)
Universal Health Services, Inc.	BOA	(1.610%	)	06/20/2016	1.376%	7,000	(94)	50	(144)
UST, Inc.	BCLY	(0.700%	)	03/20/2018	0.287%	24,000	(713)	0	(713)
UST, Inc.	CITI	(1.000%	)	03/20/2018	0.282%	2,500	(129)	(133)	4
Vivendi S.A.	BCLY	(1.510%	)	06/20/2018	1.116%	20,000	(559)	0	(559)
Vivendi S.A.	BOA	(1.200%	)	06/20/2013	0.761%	10,000	(141)	102	(243)
Vivendi S.A.	BOA	(1.280%	)	06/20/2013	0.761%	30,000	(500)	204	(704)
Vivendi S.A.	CSFB	(1.465%	)	06/20/2018	1.116%	8,000	(198)	12	(210)
Vivendi S.A.	CSFB	(1.540%	)	06/20/2018	1.116%	4,700	(141)	7	(148)
Vivendi S.A.	DUB	(1.000%	)	06/20/2018	1.116%	15,000	118	0	118
Vivendi S.A.	RBS	(1.500%	)	06/20/2018	1.116%	20,000	(545)	29	(574)
VTB Capital S.A.	BCLY	(2.150%	)	05/20/2013	2.538%	15,000	55	6,476	(6,421)
Waste Management, Inc.	CITI	(1.300%	)	03/20/2019	1.110%	12,000	(175)	0	(175)
Weatherford International, Inc.	BCLY	(0.790%	)	06/20/2012	0.562%	16,500	(87)	586	(673)
Wesfarmers Ltd.	BCLY	(2.235%	)	06/20/2013	0.613%	25,000	(1,293)	373	(1,666)
Wesfarmers Ltd.	GSC	(2.510%	)	06/20/2013	0.613%	23,200	(1,403)	0	(1,403)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.429%	20,000	654	318	336
XL Capital Finance Europe PLC	BCLY	(0.310%	)	03/20/2012	0.695%	10,600	79	0	79
XL Capital Ltd.	CSFB	(1.410%	)	09/20/2014	1.000%	1,600	(28)	435	(463)
Xstrata Finance Canada Ltd.	JPM	(0.290%	)	12/20/2011	0.604%	11,250	60	0	60

							$(37,874)	$64,823	$(102,697)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	4.300%	12/20/2013	0.691%	$18,000	$2,362	$0	$2,362
American International Group, Inc.	BCLY	1.800%	03/20/2013	2.008%	3,700	(20)	0	(20)
American International Group, Inc.	BCLY	1.815%	03/20/2013	2.008%	9,150	(46)	0	(46)
American International Group, Inc.	BCLY	1.130%	06/20/2013	2.073%	9,100	(259)	0	(259)
American International Group, Inc.	BCLY	6.500%	12/20/2013	2.291%	20,000	2,954	0	2,954
American International Group, Inc.	BOA	5.000%	12/20/2010	0.700%	25,000	818	(1,000)	1,818
American International Group, Inc.	BOA	5.000%	12/20/2011	1.533%	45,000	2,725	(1,350)	4,075
American International Group, Inc.	CITI	5.000%	03/20/2012	1.626%	10,000	669	331	338
American International Group, Inc.	CITI	6.550%	12/20/2013	2.291%	25,000	3,736	0	3,736
American International Group, Inc.	CSFB	1.810%	03/20/2013	2.008%	6,000	(31)	0	(31)

See Accompanying Notes	Annual Report	March 31, 2010	27

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	CSFB	2.270%	03/20/2013	2.008%	$5,000	$40	$0	$40
American International Group, Inc.	DUB	5.000%	09/20/2010	0.699%	15,000	330	0	330
American International Group, Inc.	DUB	5.000%	12/20/2011	1.533%	60,000	3,633	(2,200)	5,833
American International Group, Inc.	DUB	1.120%	06/20/2013	2.073%	10,700	(308)	0	(308)
American International Group, Inc.	DUB	1.130%	06/20/2013	2.073%	200	(6)	0	(6)
American International Group, Inc.	GSC	5.000%	06/20/2010	0.699%	4,000	44	(640)	684
American International Group, Inc.	GSC	5.000%	09/20/2011	1.407%	17,400	942	(4,002)	4,944
American International Group, Inc.	GSC	1.150%	06/20/2013	2.073%	10,000	(279)	0	(279)
American International Group, Inc.	GSC	1.650%	06/20/2013	2.073%	17,000	(212)	0	(212)
American International Group, Inc.	UBS	5.000%	12/20/2010	0.700%	25,000	818	(1,000)	1,818
American International Group, Inc.	UBS	5.000%	12/20/2011	1.533%	50,000	3,028	(2,500)	5,528
American International Group, Inc.	UBS	2.250%	03/20/2013	2.008%	1,000	7	0	7
Australia Government Bond	DUB	1.000%	03/20/2015	0.365%	150,000	4,551	2,589	1,962
Australia Government Bond	UBS	1.000%	03/20/2015	0.365%	50,000	1,517	693	824
Bank of America Corp.	BCLY	1.000%	06/20/2010	0.703%	15,000	14	49	(35)
Bank of America Corp.	BNP	1.000%	06/20/2010	0.703%	15,000	15	44	(29)
Bank of America Corp.	CITI	1.000%	06/20/2010	0.703%	20,000	19	36	(17)
Bank of America Corp.	JPM	1.000%	06/20/2010	0.703%	10,000	9	27	(18)
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.768%	20,000	171	0	171
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	0.982%	65,000	72	(1,169)	1,241
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	0.982%	25,000	28	(468)	496
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.982%	162,200	(96)	(2,827)	2,731
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	0.982%	25,000	28	(434)	462
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.949%	25,000	64	(494)	558
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.982%	65,000	72	(932)	1,004
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.982%	111,400	124	(1,717)	1,841
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.982%	77,000	86	(1,444)	1,530
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.982%	3,300	3	(60)	63
Brazil Government International Bond	BCLY	1.400%	05/20/2010	0.560%	25,000	157	0	157
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.844%	15,000	66	0	66

28	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.620%	03/20/2013	1.000%	$20,900	$385	$0	$385
Brazil Government International Bond	BCLY	1.000%	03/20/2015	1.279%	75,000	(949)	(1,413)	464
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	27,100	(397)	(390)	(7)
Brazil Government International Bond	CSFB	1.000%	12/20/2010	0.559%	55,000	192	199	(7)
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.377%	10,000	470	0	470
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.559%	65,000	228	248	(20)
Brazil Government International Bond	DUB	1.000%	03/20/2011	0.649%	20,000	74	97	(23)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.844%	7,500	33	0	33
Brazil Government International Bond	GSC	1.000%	03/20/2011	0.649%	15,000	56	39	17
Brazil Government International Bond	GSC	1.000%	03/20/2015	1.279%	100,000	(1,266)	(1,931)	665
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	30,800	(451)	(414)	(37)
Brazil Government International Bond	HSBC	1.000%	12/20/2010	0.559%	25,000	87	102	(15)
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.559%	75,000	262	309	(47)
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.279%	25,000	(316)	(506)	190
Brazil Government International Bond	MLP	1.710%	05/20/2013	1.016%	15,000	412	0	412
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.372%	300	12	0	12
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.814%	50,000	476	0	476
Brazil Government International Bond	MSC	1.660%	03/20/2013	1.000%	47,000	921	0	921
Brazil Government International Bond	MSC	1.770%	09/20/2014	1.215%	15,000	358	0	358
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.412%	6,000	57	0	57
Brazil Government International Bond	RBS	1.000%	03/20/2011	0.649%	50,000	186	225	(39)
Brazil Government International Bond	RBS	1.000%	03/20/2015	1.279%	50,000	(633)	(989)	356
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	20,000	74	94	(20)
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	1.994%	25,000	(1,960)	0	(1,960)
Canada Government Bond	GSC	1.000%	03/20/2015	0.394%	10,000	290	243	47
China Government International Bond	BCLY	1.000%	03/20/2015	0.594%	50,000	970	520	450
China Government International Bond	BOA	0.780%	12/20/2014	0.572%	50,000	480	0	480
China Government International Bond	CSFB	1.000%	03/20/2015	0.594%	85,000	1,648	410	1,238

See Accompanying Notes	Annual Report	March 31, 2010	29

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	DUB	1.000%	03/20/2015	0.594%	$30,000	$582	$312	$270
China Government International Bond	JPM	1.000%	03/20/2015	0.594%	35,000	679	157	522
China Government International Bond	MSC	1.000%	03/20/2015	0.594%	100,000	1,940	463	1,477
China Government International Bond	RBS	1.000%	03/20/2015	0.594%	20,000	388	198	190
China Government International Bond	UBS	1.000%	03/20/2015	0.594%	25,000	485	119	366
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	61,400	143	(410)	553
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	19,800	47	(105)	152
Citigroup, Inc.	BOA	1.000%	03/20/2011	0.789%	55,000	128	(370)	498
Citigroup, Inc.	DUB	1.000%	06/20/2010	0.600%	20,000	23	(6)	29
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	30,100	70	(171)	241
Citigroup, Inc.	MSC	1.000%	12/20/2010	0.600%	50,000	159	(182)	341
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	111,400	260	(637)	897
Colombia Government International Bond	BCLY	2.200%	05/20/2010	0.678%	25,000	254	0	254
Daimler Finance N.A. LLC	DUB	5.050%	09/20/2012	2.829%	6,000	299	0	299
El Paso Corp.	CITI	5.000%	06/20/2012	1.463%	3,900	307	(193)	500
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	1.083%	6,000	(21)	(154)	133
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	1.083%	6,000	(21)	(154)	133
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	1.083%	5,000	(17)	(185)	168
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.533%	16,000	77	11	66
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	1.083%	16,000	(55)	(453)	398
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	1.083%	5,000	(17)	(185)	168
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	1.083%	17,000	(58)	(460)	402
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	1.050%	10,000	(345)	0	(345)
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	2.742%	10,000	338	0	338
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	2.742%	4,100	297	0	297
Ford Motor Credit Co. LLC	BNP	4.450%	06/20/2011	2.068%	10,000	298	0	298
Ford Motor Credit Co. LLC	CITI	5.800%	09/20/2012	2.742%	10,000	725	0	725
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	3.158%	7,400	551	(160)	711
Ford Motor Credit Co. LLC	DUB	4.760%	06/20/2011	2.068%	10,000	336	0	336
Ford Motor Credit Co. LLC	DUB	4.770%	06/20/2011	2.068%	10,000	338	0	338
Ford Motor Credit Co. LLC	DUB	4.830%	06/20/2011	2.068%	10,000	345	0	345
Ford Motor Credit Co. LLC	DUB	4.920%	06/20/2011	2.068%	10,000	356	0	356
Ford Motor Credit Co. LLC	DUB	5.020%	06/20/2011	2.068%	3,000	111	0	111
Ford Motor Credit Co. LLC	DUB	4.620%	09/20/2011	2.291%	25,000	869	0	869
Ford Motor Credit Co. LLC	DUB	3.850%	09/20/2012	2.742%	10,000	268	0	268
Ford Motor Credit Co. LLC	DUB	5.650%	09/20/2012	2.742%	3,500	242	0	242
Ford Motor Credit Co. LLC	DUB	5.750%	09/20/2012	2.742%	10,000	714	0	714
Ford Motor Credit Co. LLC	DUB	5.850%	09/20/2012	2.742%	10,000	737	0	737
Ford Motor Credit Co. LLC	GSC	5.050%	06/20/2011	2.068%	10,000	372	0	372
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	2.742%	5,800	155	0	155
Ford Motor Credit Co. LLC	GSC	5.700%	09/20/2012	2.742%	10,000	702	0	702
Ford Motor Credit Co. LLC	GSC	5.850%	09/20/2012	2.742%	12,800	944	0	944
Ford Motor Credit Co. LLC	JPM	4.150%	06/20/2010	1.950%	10,000	61	0	61
Ford Motor Credit Co. LLC	JPM	4.600%	06/20/2011	2.068%	15,000	475	0	475
Ford Motor Credit Co. LLC	JPM	5.320%	06/20/2011	2.068%	10,000	405	0	405
Ford Motor Credit Co. LLC	JPM	5.620%	09/20/2012	2.742%	10,000	683	0	683
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	2.742%	8,000	571	0	571

30	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	2.742%	$5,100	$348	$0	$348
Ford Motor Credit Co. LLC	MSC	4.750%	03/20/2011	2.024%	10,000	275	0	275
Ford Motor Credit Co. LLC	MSC	4.500%	06/20/2011	2.068%	20,000	609	0	609
Ford Motor Credit Co. LLC	UBS	5.350%	12/20/2010	1.951%	10,000	260	0	260
Ford Motor Credit Co. LLC	UBS	4.750%	03/20/2011	2.024%	5,000	137	0	137
Ford Motor Credit Co. LLC	UBS	4.470%	06/20/2011	2.068%	25,000	752	0	752
Ford Motor Credit Co. LLC	UBS	4.800%	06/20/2011	2.068%	25,000	854	0	854
France Government Bond OAT	BCLY	0.250%	03/20/2015	0.448%	100,000	(926)	(1,689)	763
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	71,800	(665)	(1,230)	565
France Government Bond OAT	CITI	0.250%	03/20/2015	0.448%	65,000	(602)	(1,053)	451
France Government Bond OAT	DUB	0.250%	03/20/2015	0.448%	50,000	(464)	(631)	167
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	211,600	(1,960)	(3,388)	1,428
France Government Bond OAT	JPM	0.250%	03/20/2015	0.448%	30,000	(278)	0	(278)
France Government Bond OAT	RBS	0.250%	03/20/2015	0.448%	70,300	(651)	(1,205)	554
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.926%	6,500	(1)	0	(1)
General Electric Capital Corp.	BCLY	0.850%	06/20/2010	0.926%	17,500	1	0	1
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	52,100	38	0	38
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	0.926%	7,200	2	0	2
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	32,500	(97)	0	(97)
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	1.218%	22,300	1,875	459	1,416
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	33,800	(579)	0	(579)
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	1.314%	50,000	(568)	0	(568)
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	1.314%	25,000	202	0	202
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	1.332%	40,000	(50)	0	(50)
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	1.363%	25,000	2,400	0	2,400
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	1.363%	30,000	3,680	0	3,680
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.365%	20,000	2,900	560	2,340
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	1.396%	50,000	(848)	(2,557)	1,709
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.911%	2,000	1	(25)	26
General Electric Capital Corp.	BNP	0.940%	12/20/2010	0.926%	22,800	8	0	8
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.956%	10,000	(17)	0	(17)
General Electric Capital Corp.	BNP	5.000%	09/20/2011	1.046%	14,400	857	674	183
General Electric Capital Corp.	BNP	1.000%	03/20/2012	1.175%	25,000	(78)	(498)	420
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	7,300	870	0	870
General Electric Capital Corp.	BNP	1.000%	12/20/2014	1.396%	34,400	(583)	(1,730)	1,147
General Electric Capital Corp.	BOA	0.800%	06/20/2010	0.926%	25,000	(1)	0	(1)
General Electric Capital Corp.	BOA	5.000%	06/20/2010	0.911%	15,300	161	(421)	582
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.941%	60,400	60	(738)	798
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.046%	49,000	2,915	2,591	324
General Electric Capital Corp.	BOA	1.000%	03/20/2012	1.175%	100,000	(313)	(2,105)	1,792
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.218%	25,000	2,103	332	1,771
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.365%	120,500	17,476	4,012	13,464
General Electric Capital Corp.	BOA	1.000%	12/20/2014	1.396%	25,000	(424)	(1,123)	699
General Electric Capital Corp.	CITI	1.100%	06/20/2010	0.926%	26,400	18	0	18
General Electric Capital Corp.	CITI	5.000%	06/20/2010	0.911%	12,400	131	(292)	423
General Electric Capital Corp.	CITI	1.000%	09/20/2010	0.911%	25,000	18	(236)	254
General Electric Capital Corp.	CITI	1.120%	12/20/2010	0.926%	8,600	15	0	15
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.941%	7,000	357	(340)	697
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.363%	17,300	1,630	0	1,630
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	57,300	6,061	0	6,061
General Electric Capital Corp.	CITI	4.800%	12/20/2013	1.363%	50,000	6,134	0	6,134
General Electric Capital Corp.	CITI	4.875%	12/20/2013	1.363%	46,900	5,878	0	5,878
General Electric Capital Corp.	CITI	3.800%	03/20/2014	1.375%	30,000	2,751	0	2,751

See Accompanying Notes	Annual Report	March 31, 2010	31

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	CITI	3.820%	03/20/2014	1.375%	$50,000	$4,623	$0	$4,623
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.375%	25,900	2,424	0	2,424
General Electric Capital Corp.	CITI	3.950%	03/20/2014	1.375%	15,000	1,460	0	1,460
General Electric Capital Corp.	CITI	4.000%	03/20/2014	1.375%	50,000	4,962	0	4,962
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	50,000	7,592	1,187	6,405
General Electric Capital Corp.	CITI	1.000%	12/20/2014	1.396%	25,000	(424)	(1,123)	699
General Electric Capital Corp.	DUB	0.800%	06/20/2010	0.926%	20,200	(1)	0	(1)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	0.926%	26,400	13	0	13
General Electric Capital Corp.	DUB	1.000%	09/20/2010	0.911%	8,500	6	(95)	101
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.926%	21,900	22	0	22
General Electric Capital Corp.	DUB	0.950%	12/20/2010	0.926%	10,400	5	0	5
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	6,000	6	(46)	52
General Electric Capital Corp.	DUB	5.000%	03/20/2011	0.944%	1,100	45	(71)	116
General Electric Capital Corp.	DUB	1.000%	09/20/2011	1.046%	10,000	(4)	(285)	281
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.063%	900	6	0	6
General Electric Capital Corp.	DUB	5.000%	06/20/2013	1.311%	55,000	6,360	1,269	5,091
General Electric Capital Corp.	DUB	5.000%	09/20/2013	1.328%	30,000	3,697	634	3,063
General Electric Capital Corp.	DUB	4.300%	12/20/2013	1.363%	24,700	2,591	0	2,591
General Electric Capital Corp.	DUB	4.800%	12/20/2013	1.363%	20,000	2,453	0	2,453
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.363%	34,100	4,304	0	4,304
General Electric Capital Corp.	DUB	4.000%	03/20/2014	1.375%	10,000	992	0	992
General Electric Capital Corp.	DUB	4.050%	03/20/2014	1.375%	25,000	2,528	0	2,528
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.365%	49,800	7,223	1,615	5,608
General Electric Capital Corp.	GSC	0.900%	12/20/2010	0.926%	6,400	0	0	0
General Electric Capital Corp.	GSC	8.000%	03/20/2011	0.944%	2,900	206	0	206
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.956%	14,000	4	0	4
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.941%	16,400	837	245	592
General Electric Capital Corp.	GSC	1.000%	03/20/2012	1.175%	450,000	(1,409)	(9,525)	8,116
General Electric Capital Corp.	GSC	1.280%	06/20/2013	1.332%	10,000	(12)	0	(12)
General Electric Capital Corp.	JPM	5.000%	06/20/2010	0.911%	100	1	(4)	5
General Electric Capital Corp.	JPM	5.000%	09/20/2011	1.046%	24,200	1,439	1,250	189
General Electric Capital Corp.	JPM	1.000%	06/20/2012	1.218%	9,300	(42)	(220)	178
General Electric Capital Corp.	JPM	1.000%	12/20/2014	1.396%	75,000	(1,272)	(3,867)	2,595
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.476%	10,000	(633)	0	(633)
General Electric Capital Corp.	MLP	0.800%	06/20/2010	0.926%	15,000	(1)	0	(1)
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.046%	5,500	(3)	(85)	82
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.396%	50,000	(849)	(2,368)	1,519
General Electric Capital Corp.	UBS	1.000%	09/20/2010	0.911%	43,000	30	(407)	437
General Electric Capital Corp.	UBS	1.000%	03/20/2012	1.175%	100,000	(313)	(2,045)	1,732
General Electric Capital Corp.	UBS	1.000%	12/20/2014	1.396%	65,000	(1,103)	(3,362)	2,259
GMAC, Inc.	DUB	4.000%	09/20/2012	2.917%	10,000	261	0	261
GMAC, Inc.	GSC	5.000%	03/20/2020	3.644%	30,000	2,553	1,141	1,412
GMAC, Inc.	JPM	3.750%	09/20/2012	2.917%	12,000	243	0	243
Goldman Sachs Group, Inc.	BOA	1.000%	12/20/2010	0.394%	28,000	131	90	41
Goldman Sachs Group, Inc.	CITI	1.000%	03/20/2011	0.573%	10,000	45	11	34
Goldman Sachs Group, Inc.	UBS	1.000%	06/20/2010	0.394%	39,500	65	106	(41)
HSBC Finance Corp.	CITI	1.000%	09/20/2010	0.625%	4,400	9	(67)	76
HSBC Finance Corp.	DUB	5.000%	12/20/2011	0.595%	355	28	19	9
Indonesia Government International Bond	DUB	1.200%	12/20/2010	0.691%	25,000	101	0	101
Indonesia Government International Bond	MSC	1.250%	12/20/2010	0.691%	30,000	133	0	133
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.975%	44,300	271	0	271
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.975%	50,000	323	0	323

32	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.018%	$24,270	$39	$0	$39
International Lease Finance Corp.	BCLY	5.000%	06/20/2010	1.833%	55,000	467	(962)	1,429
International Lease Finance Corp.	BCLY	5.000%	09/20/2010	1.833%	15,000	246	(488)	734
International Lease Finance Corp.	BCLY	5.000%	12/20/2010	1.833%	28,000	680	(2,175)	2,855
International Lease Finance Corp.	CITI	5.000%	09/20/2010	1.833%	15,000	247	(262)	509
International Lease Finance Corp.	DUB	5.000%	06/20/2010	1.833%	15,000	127	(975)	1,102
International Lease Finance Corp.	DUB	5.000%	09/20/2010	1.833%	5,000	82	(450)	532
International Lease Finance Corp.	JPM	5.000%	09/20/2010	1.833%	2,500	41	(200)	241
International Lease Finance Corp.	JPM	5.000%	12/20/2010	1.833%	5,000	122	(412)	534
International Lease Finance Corp.	UBS	5.000%	12/20/2010	1.833%	10,000	243	(900)	1,143
International Lease Finance Corp.	UBS	5.000%	03/20/2011	2.235%	10,000	280	(800)	1,080
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.607%	75,000	1,415	703	712
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	131,700	2,484	1,057	1,427
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	28,700	542	220	322
Japan Government International Bond	GSC	1.000%	03/20/2015	0.607%	217,800	4,109	1,785	2,324
Japan Government International Bond	RBS	1.000%	03/20/2015	0.607%	35,000	724	354	370
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.464%	10,000	139	0	139
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.464%	9,000	106	0	106
JSC Gazprom	JPM	0.970%	10/20/2012	1.698%	45,400	(623)	0	(623)
JSC Gazprom	JPM	1.020%	10/20/2012	1.698%	45,400	(557)	0	(557)
JSC Gazprom	JPM	2.170%	02/20/2013	1.765%	58,600	797	0	797
JSC Gazprom	JPM	2.180%	02/20/2013	1.765%	49,900	693	0	693
JSC Gazprom	MSC	0.870%	11/20/2011	1.473%	50,000	(331)	0	(331)
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	29,600	411	0	411
Korea Government Bond	BCLY	0.550%	12/20/2010	0.378%	25,000	35	0	35
Korea Government Bond	CITI	0.540%	12/20/2010	0.378%	10,000	13	0	13
Korea Government Bond	DUB	1.000%	03/20/2011	0.423%	20,000	118	81	37
Korea Government Bond	GSC	1.000%	03/20/2011	0.423%	9,000	54	42	12
Korea Government Bond	JPM	0.600%	12/20/2010	0.359%	25,000	48	0	48
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2010	0.539%	50,000	182	(40)	222
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2010	0.539%	30,000	74	25	49
Merrill Lynch & Co., Inc.	UBS	1.000%	06/20/2010	0.539%	40,000	52	59	(7)
MetLife, Inc.	DUB	1.000%	12/20/2010	0.840%	10,000	15	(48)	63
MetLife, Inc.	GSC	1.000%	03/20/2015	1.898%	25,000	(1,002)	(1,561)	559
MetLife, Inc.	UBS	1.000%	12/20/2010	0.840%	15,000	22	(48)	70
Mexico Government International Bond	BCLY	2.100%	05/20/2010	0.523%	40,000	395	0	395
Mexico Government International Bond	BCLY	1.000%	03/20/2011	0.583%	20,000	88	41	47

See Accompanying Notes	Annual Report	March 31, 2010	33

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	$50,000	$(310)	$(1,080)	$770
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.523%	50,000	188	89	99
Mexico Government International Bond	GSC	1.000%	03/20/2011	0.583%	15,000	65	22	43
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.523%	45,000	169	101	68
Mexico Government International Bond	HSBC	1.000%	03/20/2015	1.139%	25,000	(155)	(529)	374
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.523%	35,000	131	73	58
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.220%	6,950	(111)	0	(111)
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.523%	10,000	99	0	99
Mexico Government International Bond	RBS	1.000%	03/20/2015	1.139%	25,000	(155)	(529)	374
Morgan Stanley	BCLY	1.000%	12/20/2010	0.896%	25,000	26	0	26
Morgan Stanley	BNP	1.000%	03/20/2011	0.950%	20,000	16	(21)	37
Morgan Stanley	BOA	1.000%	09/20/2010	0.896%	25,000	20	(14)	34
Morgan Stanley	BOA	1.000%	12/20/2010	0.896%	55,000	57	(27)	84
Morgan Stanley	BOA	1.000%	03/20/2011	0.950%	30,000	23	(32)	55
Morgan Stanley	CITI	1.000%	12/20/2010	0.896%	25,000	26	0	26
Morgan Stanley	DUB	1.862%	06/20/2010	0.910%	20,000	53	0	53
Morgan Stanley	GSC	1.000%	06/20/2010	0.896%	12,000	6	18	(12)
Morgan Stanley	GSC	1.000%	03/20/2011	0.950%	39,300	30	(42)	72
Morgan Stanley	RBS	1.850%	06/20/2010	0.910%	6,100	16	0	16
Morgan Stanley	UBS	1.000%	06/20/2010	0.896%	30,000	15	44	(29)
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.387%	14,400	(145)	0	(145)
Panama Government International Bond	DUB	1.170%	04/20/2017	1.394%	20,000	(171)	0	(171)
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.804%	4,600	3	0	3
Panama Government International Bond	JPM	0.730%	01/20/2012	0.804%	12,600	1	0	1
Panama Government International Bond	JPM	1.250%	01/20/2017	1.384%	2,800	(16)	0	(16)
Panama Government International Bond	JPM	1.230%	02/20/2017	1.387%	10,000	(82)	0	(82)
Panama Government International Bond	MSC	0.750%	01/20/2012	0.804%	44,400	23	0	23
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.400%	10,000	1,519	(179)	1,698
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	1.400%	5,000	759	(90)	849
Prudential Financial, Inc.	DUB	1.000%	12/20/2010	0.564%	10,000	34	(22)	56
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	1.148%	10,000	325	0	325
Prudential Financial, Inc.	UBS	1.000%	12/20/2010	0.564%	15,000	52	(16)	68
Qwest Capital Funding, Inc.	BOA	4.750%	09/20/2010	0.929%	5,000	98	0	98
Qwest Capital Funding, Inc.	CSFB	4.160%	09/20/2010	0.915%	3,000	50	0	50
Qwest Capital Funding, Inc.	CSFB	4.170%	09/20/2010	0.929%	5,000	83	0	83
Qwest Capital Funding, Inc.	CSFB	4.650%	09/20/2010	0.929%	2,000	38	0	38
Qwest Capital Funding, Inc.	GSC	4.170%	09/20/2010	0.929%	5,000	83	0	83
Republic of Germany	BCLY	0.250%	03/20/2015	0.296%	50,000	(106)	(293)	187
Republic of Germany	BNP	0.250%	03/20/2015	0.296%	30,000	(64)	55	(119)
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%	36,000	(79)	(74)	(5)

34	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
RSHB Capital S.A.	GSC	1.000%	06/20/2010	1.513%		$100,000	$(87)	$(346)	$259
Russia Government International Bond	DUB	1.000%	12/20/2010	0.552%		25,000	89	(26)	115
SLM Corp.	BCLY	5.000%	09/20/2011	2.323%		2,800	113	(196)	309
SLM Corp.	BOA	4.350%	06/20/2010	1.361%		50,000	396	0	396
SLM Corp.	BOA	5.000%	06/20/2010	1.340%		4,600	44	(242)	286
SLM Corp.	BOA	5.000%	09/20/2010	1.340%		25,000	472	(2,250)	2,722
SLM Corp.	BOA	5.000%	12/20/2010	1.340%		25,600	716	(2,055)	2,771
SLM Corp.	BOA	5.000%	09/20/2011	2.323%		10,500	424	(1,312)	1,736
SLM Corp.	BOA	5.000%	12/20/2011	2.461%		44,200	1,954	(3,536)	5,490
SLM Corp.	CITI	5.000%	06/20/2011	2.125%		25,000	908	(1,812)	2,720
SLM Corp.	DUB	5.000%	09/20/2010	1.340%		2,600	49	(208)	257
SLM Corp.	DUB	5.000%	12/20/2013	3.315%		3,900	227	(517)	744
SLM Corp.	DUB	5.000%	09/20/2014	3.487%		1,400	85	(158)	243
SLM Corp.	GSC	4.660%	06/20/2010	1.361%		25,000	217	0	217
SLM Corp.	MSC	5.000%	12/20/2010	1.340%		15,000	420	(225)	645
SLM Corp.	MSC	5.000%	12/20/2011	2.461%		15,000	663	(1,275)	1,938
SLM Corp.	UBS	5.000%	12/20/2011	2.461%		40,000	1,769	(2,200)	3,969
Swedbank AB	BNP	5.000%	09/20/2014	1.633%	EUR	25,000	4,830	4,065	765
Sweden Government Bond	JPM	1.000%	03/20/2015	0.323%		$30,000	972	801	171
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.387%	EUR	225,000	(1,969)	(2,919)	950
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.383%		20,000	(169)	42	(211)
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.387%		25,000	(218)	(260)	42
U.S. Treasury Notes	CSFB	0.250%	03/20/2015	0.387%		25,000	(218)	(408)	190
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.387%		125,000	(1,093)	(2,163)	1,070
U.S. Treasury Notes	HSBC	0.250%	03/20/2015	0.387%		50,000	(438)	(582)	144
U.S. Treasury Notes	RBS	0.250%	03/20/2015	0.387%		75,000	(656)	(1,252)	596
U.S. Treasury Notes	SOG	0.250%	03/20/2015	0.387%		50,000	(437)	(687)	250
U.S. Treasury Notes	UBS	0.250%	03/20/2015	0.387%		50,000	(437)	(711)	274
UBS AG	BNP	0.760%	03/20/2013	0.650%		$30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.719%		8,800	114	66	48
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.736%		100,000	1,263	569	694
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.736%		100,000	1,263	424	839
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.736%		135,000	1,705	432	1,273
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.736%		550,000	6,946	1,892	5,054
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%		8,900	114	66	48
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%		100,000	1,263	811	452
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%		14,600	188	109	79
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.736%		30,000	(680)	(339)	(341)
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.736%		200,000	2,525	1,757	768
United Kingdom Gilt	SOG	1.000%	12/20/2014	0.719%		28,900	371	202	169
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%		275,000	3,473	1,117	2,356
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.828%		5,000	303	0	303
Wells Fargo & Co.	BOA	1.000%	12/20/2010	0.493%		75,000	298	226	72
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.767%		4,500	63	0	63
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.828%		5,000	303	0	303
Wells Fargo & Co.	UBS	1.000%	06/20/2010	0.493%		37,000	52	121	(69)

							$193,723	$(71,305)	$265,028

See Accompanying Notes	Annual Report	March 31, 2010	35

Summary Schedule of Investments Total Return Fund (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
CDX.IG-13 5-Year Index	DUB	(1.000%	)	12/20/2014	$500,000	$(4,040)	$(3,848)	$(192)
CMBX.NA AAA 4 Index	BOA	(0.350%	)	02/17/2051	28,000	4,131	4,813	(682)
CMBX.NA AAA 4 Index	GSC	(0.350%	)	02/17/2051	25,000	3,688	4,289	(601)
CMBX.NA AAA 4 Index	MSC	(0.350%	)	02/17/2051	2,000	295	389	(94)

						$4,074	$5,643	$(1,569)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	BCLY	5.000%	12/20/2014	$75,200	$8,863	$8,835	$28
CDX.EM-12 Index	DUB	5.000%	12/20/2014	124,900	14,721	14,192	529
CDX.EM-12 Index	GSC	5.000%	12/20/2014	24,300	2,864	2,892	(28)
CDX.EM-12 Index	HSBC	5.000%	12/20/2014	25,000	2,947	2,900	47
CDX.EM-12 Index	JPM	5.000%	12/20/2014	25,000	2,947	2,838	109
CDX.EM-12 Index	MSC	5.000%	12/20/2014	25,000	2,946	2,962	(16)
CDX.EM-12 Index	UBS	5.000%	12/20/2014	50,000	5,893	4,975	918
CDX.EM-13 Index	BCLY	5.000%	06/20/2015	124,800	15,673	15,626	47
CDX.EM-13 Index	GSC	5.000%	06/20/2015	50,700	6,367	6,337	30
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	100,146	(307)	0	(307)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	126,049	(270)	0	(270)
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	(177)	0	(177)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	970	0	970
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	738	0	738
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	451	0	451
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	609	0	609
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,917	0	1,917
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	2,339	0	2,339
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	1,499	0	1,499
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	1,261	0	1,261
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	156	0	156
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,889	221	0	221
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,584	440	0	440
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	2,882	0	2,882
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	4,304	0	4,304
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,081	219	0	219
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	21,894	346	0	346
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	385,799	6,167	0	6,167
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	183,255	3,227	0	3,227
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	241,125	2,841	0	2,841
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,017	898	0	898
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	1,729	0	1,729
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	1,942	0	1,942
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,735	0	1,735

36	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	$163,579	$1,797	$0	$1,797
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	241,125	2,639	0	2,639

					$103,794	$61,557	$42,237

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	65,400	$2,950	$(1)	$2,951
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		50,700	2,333	(69)	2,402
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		58,500	2,877	0	2,877
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	(1,913)	(2,885)	972
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	(79)	0	(79)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	(61)	0	(61)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		99,700	(115)	0	(115)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	874	518	356
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		587,600	830	710	120
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		317,500	448	647	(199)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	1,581	0	1,581

See Accompanying Notes	Annual Report	March 31, 2010	37

Summary Schedule of Investments Total Return Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	465,000	$1,802	$2,011	$(209)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		111,000	430	422	8
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	(295)	0	(295)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		337,000	(91)	0	(91)
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	15	0	15
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	1,816	1,229	587
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	2,574	120	2,454
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	401	55	346
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,295	175	2,120
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	(30)	37	(67)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	300	267	33
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		284,000	96	134	(38)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	963	356	607
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		282,400	1,017	704	313
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		260,000	964	0	964
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	4,316	897	3,419
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		760,000	3,943	517	3,426
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	216	0	216
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	609	(61)	670
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	1,427	424	1,003
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		145,000	983	0	983
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	6,968	2,096	4,872
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,076,100	9,234	2,210	7,024
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(2,995)	(51)	(2,944)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(1,690)	451	(2,141)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(1,621)	766	(2,387)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		907,900	(4,704)	2,330	(7,034)
Pay	3-Month CAD Bank Bill	3.000%	06/15/2015	RBC	CAD	100,000	(754)	595	(1,349)
Pay	3-Month CAD Bank Bill	3.000%	06/15/2015	RBS		103,000	(775)	(792)	17
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		115,100	1,223	867	356
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		212,400	2,257	1,244	1,013
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,501,500	39,589	31,396	8,193
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		7,194,400	189,691	150,777	38,914
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	MSC		21,200	1,550	376	1,174
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		835,700	61,129	17,864	43,265
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		1,939,100	99,484	103,578	(4,094)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		1,497,400	76,824	84,227	(7,403)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(9,744)	5,211	(14,955)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS		31,800	214	0	214
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	DUB		300,000	(6,281)	(4,013)	(2,268)
Pay	6-Month AUD Bank Bill	6.250%	12/15/2020	RBC		200,000	(918)	(66)	(852)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	257,200	31,917	(3,876)	35,793
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		495,700	(571)	(1,321)	750
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		228,700	(263)	(718)	455
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		6,632,400	202,327	17,725	184,602
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		4,682,400	142,841	6,877	135,964
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,478,500	106,115	4,876	101,239
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		201,900	3,297	707	2,590
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	MSC		150,000	2,449	844	1,605
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY	MXN	300,000	1,034	0	1,034
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	1,516	28	1,488
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI		434,000	353	217	136
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC		33,500	28	15	13
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		2,522,600	2,138	1,129	1,009
Pay	28-Day MXN TIIE	8.000%	01/24/2020	MSC		1,300,000	1,434	(26)	1,460

							$986,772	$431,750	$555,022

38	PIMCO Funds	See Accompanying Notes

March 31, 2010

(r)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	35,009	$14,539	$5,716
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	7,402	2,295	546
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	16,776	6,532	722
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	3,737	3,604	1,815
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	22,794	8,946	8,135
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	12,960	5,195	7,752
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	12,940	3,458	1,720
Put - CBOT U.S. Treasury 10-Year Note May Futures	115.000	04/23/2010	779	120	231
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	3,737	3,043	961

				$47,732	$27,598

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	$619	$93
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$2,275,000	38,922	741
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.600%	05/21/2010		480,800	1,971	1,572
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.100%	05/21/2010		480,800	2,885	2,819
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		803,800	4,173	2,387
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		803,800	2,493	1,971
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		529,300	2,402	1,384
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		429,800	2,493	2,325
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		991,000	7,820	91
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		163,300	1,135	13
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		429,000	3,325	106
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	10/29/2010		455,400	2,732	1,780
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	10/29/2010		455,400	3,279	2,915
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		360,000	2,448	395
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		384,700	3,501	5
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		1,254,700	14,823	409
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010		1,703,600	8,891	6,660
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010		1,703,600	15,483	10,905
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		305,500	1,751	4

See Accompanying Notes	Annual Report	March 31, 2010	39

Summary Schedule of Investments Total Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$555,900	$7,912	$181
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	586,700	4,699	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,296,200	7,470	3,849
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,296,200	11,831	3,178
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,305,800	5,807	3,414
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,305,800	10,217	7,064
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	750,000	4,663	824
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	750,600	3,842	312
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	745,000	18,327	243
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	940,100	4,686	3,073
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	940,100	5,479	5,512
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	624,300	2,567	1,632
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	624,300	6,443	3,377
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	434,400	1,977	1,698
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	434,400	2,063	2,781
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	246,800	1,133	4
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	269,800	2,959	3
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	94,000	1,156	2
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	269,800	6,037	88
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	333,400	1,567	1,090
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	333,400	2,167	1,955
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	389,800	1,169	1,019
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	389,800	3,898	2,109
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	51,200	297	200
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	51,200	374	328
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	182,000	1,256	200
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	161,600	695	3
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,335,100	10,836	17

40	PIMCO Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	$161,600	$1,406	$4
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,129,900	32,985	694
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	426,700	2,109	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	357,200	1,572	934
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	357,200	3,965	1,932
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	480,800	3,769	39
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,199,800	14,519	14,904
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	340,000	2,261	373
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	800,400	2,780	10
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	174,600	1,091	73
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	488,500	7,036	11
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,674,500	82,930	1,522
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	43,400	210	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	15,000	152	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,505,400	4,403	3,936
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,505,400	6,360	8,143
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,709,000	9,191	6,681
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	952,600	5,001	4,883
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,709,000	11,442	10,939
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	430,500	5,943	140
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	679,000	7,327	62
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,494,400	11,682	122
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,387,300	13,168	342
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	45,000	253	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	652,100	5,634	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,254,000	42,563	734
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	373,500	3,548	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	658,100	2,455	2,152

See Accompanying Notes	Annual Report	March 31, 2010	41

Summary Schedule of Investments Total Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	$658,100	$4,904	$3,859
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,462,800	4,638	4,343
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,462,800	4,132	3,587
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	209,400	1,361	548
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	209,400	2,094	1,133
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	66,000	629	6
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	365,500	2,010	1,429
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	48,000	252	246
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	365,500	3,399	2,340
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,571,600	16,201	17,423
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,995,300	12,243	2,191
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	636,200	6,282	8
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	1,958,300	10,175	814
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,318,600	26,552	429
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,212,500	12,519	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	1,750,000	10,623	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,439,900	14,424	8,995
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,188,900	15,638	17,250
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	634,000	4,988	58
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,406,100	34,008	360
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	3,644,900	31,423	897
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	939,500	4,604	3,673
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	939,500	9,301	6,014
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	3,287,700	19,250	22,275
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	719,000	4,889	790

							$794,967	$238,038

42	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	BCLY	Buy	0.800%	06/16/2010		$260,600	$443	$654
Call - OTC CDX.HY-13 5-Year Index	BCLY	Buy	100.000%	06/16/2010		106,500	949	1,670
Put - OTC CDX.IG-13 5-Year Index	BCLY	Sell	1.300%	06/16/2010		260,600	625	136
Put - OTC CDX.HY-13 5-Year Index	BCLY	Sell	90.000%	06/16/2010		106,500	1,339	233
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010		414,900	726	1,040
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010		414,900	994	216
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010		355,400	711	891
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010		355,400	755	185
Call - OTC iTraxx Europe 12 Index	MSC	Buy	0.700%	06/16/2010	EUR	215,500	489	736
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.400%	06/16/2010		215,500	562	125

							$7,593	$5,886

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,157,800	$15,056	$274
Call - OTC USD versus JPY		94.000	04/20/2010	2,157,800	14,201	18,078

					$29,257	$18,352

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,757,700	$14,866	$14,459
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	631,100	4,733	4,407

						$19,599	$18,866

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	38,243	$10,521,800	EUR	250,000	$77,500
Sales	436,550	134,556,800		859,900	1,186,171
Closing Buys	(223,345)	(39,897,800)		(597,900)	(324,956)
Expirations	(135,314)	0		0	(39,567)
Exercised	0	0		0	0

Balance at 03/31/2010	116,134	$105,180,800	EUR	512,000	$899,148

(s)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010	$34,498	$34,430	0.02%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	202	174	0.00%
Goldman Sachs Group, Inc.	1.162%	08/12/2015	12/01/2009	68,609	62,976	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	2,467	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	82	99	0.00%

See Accompanying Notes	Annual Report	March 31, 2010	43

Summary Schedule of Investments Total Return Fund (Cont.)

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006	5.600%	09/01/2021	12/10/2008 -12/11/2008	1,692	1,943	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	8,877	8,559	0.00%
United Airlines, Inc.	11.080%	05/27/2024	12/28/2001	0	7	0.00%

				$115,107	$110,655	0.05%

(t)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	177,084	04/2010	BCLY	$5,353	$0	$5,353
Sell		9,656	04/2010	CITI	0	(185)	(185)
Buy		371,386	04/2010	JPM	3,626	0	3,626
Buy	BRL	328,466	04/2010	BNP	688	0	688
Sell		472,065	04/2010	DUB	996	0	996
Sell		179,806	04/2010	GSC	1,567	0	1,567
Buy		1,895,585	04/2010	HSBC	215	(769)	(554)
Sell		3,397,596	04/2010	HSBC	21,721	0	21,721
Buy		1,890,128	04/2010	JPM	0	(808)	(808)
Buy	BRL	32,136	04/2010	MSC	67	0	67
Sell		555,789	04/2010	RBC	2,007	0	2,007
Buy		458,942	04/2010	UBS	1,105	0	1,105
Sell		328,466	06/2010	BNP	0	(708)	(708)
Sell		1,895,298	06/2010	HSBC	608	(220)	388
Sell		1,890,128	06/2010	JPM	639	0	639
Sell		32,136	06/2010	MSC	0	(69)	(69)
Sell		458,942	06/2010	UBS	0	(1,129)	(1,129)
Sell	CAD	30,368	04/2010	BCLY	0	(756)	(756)
Sell		1,904,493	04/2010	JPM	0	(48,643)	(48,643)
Sell	CHF	118,714	05/2010	DUB	0	(250)	(250)
Buy	CNY	594,253	08/2010	BCLY	0	(1,498)	(1,498)
Buy		242,161	08/2010	DUB	0	(601)	(601)
Buy		521,430	08/2010	HSBC	190	(543)	(353)
Buy		1,146,342	08/2010	JPM	369	(1,551)	(1,182)
Buy		676,088	08/2010	MSC	331	(286)	45
Buy		223,031	11/2010	BCLY	0	(461)	(461)
Buy		391,025	11/2010	CITI	0	(809)	(809)
Buy		599,976	11/2010	DUB	0	(1,298)	(1,298)
Buy		516,434	11/2010	JPM	0	(998)	(998)
Buy		132,287	11/2010	MSC	0	(323)	(323)
Buy		649,092	06/2011	DUB	0	(2,717)	(2,717)
Sell	EUR	83,273	04/2010	BCLY	266	0	266
Buy		2,083	04/2010	BNP	0	(129)	(129)
Buy		44,594	04/2010	BOA	0	(1,063)	(1,063)
Buy		37,483	04/2010	CITI	0	(1,581)	(1,581)
Sell		479,556	04/2010	CITI	12,838	0	12,838
Sell		195,112	04/2010	CSFB	0	(927)	(927)
Sell		789,522	04/2010	GSC	13,026	0	13,026
Sell		1,815,874	04/2010	JPM	45,758	0	45,758
Buy		215,657	04/2010	MSC	0	(1,148)	(1,148)
Buy		169,661	04/2010	RBC	0	(528)	(528)
Sell		127,585	04/2010	RBC	1,417	0	1,417
Sell		152,013	04/2010	RBS	2,544	0	2,544
Buy	GBP	6,411	06/2010	CITI	179	0	179

44	PIMCO Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	GBP	153,133	06/2010	RBS	$5,454	$0	$5,454
Sell		1,671,152	06/2010	RBS	0	(16,027)	(16,027)
Sell	HKD	69,092	04/2010	BOA	6	0	6
Buy	IDR	237,063,000	10/2010	BOA	1,810	0	1,810
Buy		1,411,044,000	10/2010	CITI	9,823	0	9,823
Buy		211,536,000	10/2010	RBS	1,615	0	1,615
Buy		427,023,000	10/2010	UBS	2,260	0	2,260
Buy		8,600,240	11/2010	BCLY	25	0	25
Buy		8,562,400	11/2010	CITI	21	0	21
Buy		3,957,010	11/2010	DUB	1	0	1
Buy		7,879,250	11/2010	HSBC	9	0	9
Sell	JPY	8,094,861	04/2010	BCLY	901	0	901
Sell		3,510,924	04/2010	BNP	318	0	318
Sell		78,646,244	04/2010	CITI	17,640	(31)	17,609
Sell		13,507,962	04/2010	GSC	4,858	0	4,858
Sell		4,720,000	04/2010	RBC	1,732	0	1,732
Sell		12,214,426	04/2010	RBS	3,848	0	3,848
Sell		2,725,457	04/2010	UBS	259	0	259
Buy	KRW	7,404,000	07/2010	BCLY	268	0	268
Buy		10,711,017	07/2010	DUB	400	0	400
Buy		8,775,290	07/2010	MSC	303	0	303
Buy		21,004,638	08/2010	MSC	623	0	623
Buy		51,122,371	11/2010	BCLY	1,365	0	1,365
Buy	KRW	31,962,988	11/2010	BOA	960	0	960
Buy		175,978,236	11/2010	CITI	3,075	0	3,075
Buy		32,192,394	11/2010	DUB	542	0	542
Buy		17,595,000	11/2010	GSC	430	0	430
Buy		135,314,951	11/2010	JPM	1,040	(194)	846
Buy		64,530,666	11/2010	MSC	531	0	531
Sell	MXN	15,895	04/2010	BCLY	0	(79)	(79)
Buy		1,025	04/2010	CITI	1	0	1
Sell		3,088	04/2010	CITI	0	(16)	(16)
Buy		35,105	04/2010	DUB	43	0	43
Sell		31,025	04/2010	DUB	0	(11)	(11)
Buy		3,905	04/2010	GSC	20	0	20
Buy		1,641	04/2010	HSBC	9	0	9
Sell		211	04/2010	HSBC	0	(1)	(1)
Buy		8,217	04/2010	JPM	48	0	48
Buy		167,238	04/2010	MSC	499	0	499
Sell		166,911	04/2010	MSC	0	(315)	(315)
Buy		31,025	09/2010	DUB	11	0	11
Buy		166,911	09/2010	MSC	312	0	312
Buy	MYR	236,012	06/2010	BCLY	4,206	0	4,206
Buy		224,617	06/2010	DUB	3,993	0	3,993
Buy		42,012	06/2010	MSC	572	0	572
Buy		435,932	10/2010	BCLY	4,569	0	4,569
Buy		64,396	10/2010	BOA	763	0	763
Buy		214,518	10/2010	CITI	2,418	0	2,418
Buy		24,150	10/2010	DUB	283	0	283
Buy	NZD	9,036	04/2010	JPM	179	0	179
Buy		9,036	04/2010	RBS	19	0	19
Sell	PHP	114,989	04/2010	BCLY	0	(23)	(23)
Sell		371,134	04/2010	CITI	0	(40)	(40)
Sell		109,950	04/2010	DUB	0	(25)	(25)
Buy		596,073	04/2010	MSC	246	0	246
Buy		114,989	11/2010	BCLY	14	0	14
Buy		371,134	11/2010	CITI	22	(6)	16
Buy		109,950	11/2010	DUB	16	0	16

See Accompanying Notes	Annual Report	March 31, 2010	45

Summary Schedule of Investments Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	SEK	181,030	05/2010	DUB	$356	$0	$356
Buy	SGD	18,898	06/2010	BCLY	204	0	204
Buy		61,227	06/2010	CITI	62	(368)	(306)
Buy		14,830	06/2010	DUB	87	0	87
Buy		11,703	06/2010	UBS	82	0	82
Buy		40,882	09/2010	BCLY	13	0	13
Buy		30,389	09/2010	CITI	118	0	118
Buy		26,168	09/2010	GSC	95	0	95
Buy	TRY	849	07/2010	GSC	13	0	13
Buy	TWD	513,919	06/2010	BOA	127	0	127
Buy		630,278	06/2010	DUB	168	0	168
Buy		676,129	06/2010	MSC	133	0	133
Buy		83,263	10/2010	BCLY	10	0	10
Buy		247,028	10/2010	CITI	49	(1)	48

					$195,387	$(87,135)	$108,252

(u)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$54,365,180	$115,484	$54,480,664
U.S. Government Agencies	0	31,984,426	157,025	32,141,451
U.S. Treasury Obligations	0	16,783,705	0	16,783,705
Foreign Currency-Denominated Issues	0	11,408,629	509,109	11,917,738
Short-Term Instruments	16,520,591	79,014,430	0	95,535,021
Other Investments +++	106,363	17,976,509	414,120	18,496,992

Investments, at value	$16,626,954	$211,532,879	$1,195,738	$229,355,571
Financial Derivative Instruments ++++	$245,269	$582,280	$(24,752)	$802,797

Totals	$16,872,223	$212,115,159	$1,170,986	$230,158,368

46	PIMCO Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$3,374	$112,539	$1	$(130)	$(300)	$0	$115,484	$(684)
U.S. Government Agencies	106,233	51,932	(162)	(1,226)	248	0	157,025	(984)
Foreign Currency-Denominated Issues	10,238	503,538	493	0	(3,283)	(1,877)	509,109	(4,433)
Other Investments +++	22,459	386,738	297	579	2,167	1,880	414,120	1,659

Investments, at value	$142,304	$1,054,747	$629	$(777)	$(1,168)	$3	$1,195,738	$(4,442)
Financial Derivative Instruments ++++	$11,987	$(27,192)	$0	$0	$(1,078)	$(8,469)	$(24,752)	$2,440

Totals	$154,291	$1,027,555	$629	$(777)	$(2,246)	$(8,466)	$1,170,986	$(2,002)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++

Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(v)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$125,992	$0	$0	$0	$0	$125,992
Unrealized appreciation on foreign currency contracts	0	195,387	0	0	0	195,387
Unrealized appreciation on swap agreements	601,603	0	341,657	0	0	943,260

	$727,595	$195,387	$341,657	$0	$0	$1,264,639

Liabilities:
Written options outstanding	$284,502	$18,352	$5,886	$0	$0	$308,740
Unrealized depreciation on foreign currency contracts	0	87,135	0	0	0	87,135
Unrealized depreciation on swap agreements	46,581	0	138,658	0	0	185,239

	$331,083	$105,487	$144,544	$0	$0	$581,114

See Accompanying Notes	Annual Report	March 31, 2010	47

Summary Schedule of Investments Total Return Fund (Cont.)	March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$59,329	$0	$0	$0	$0	$59,329
Net realized gain (loss) on futures contracts, written options and swaps	6,420,555	11,342	(769,990)	0	0	5,661,907
Net realized (loss) on foreign currency transactions	0	(616,300)	0	0	0	(616,300)

	$6,479,884	$(604,958)	$(769,990)	$0	$0	$5,104,936

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(920,795)	$0	$0	$0	$0	$(920,795)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,650,905)	10,905	1,370,225	0	0	(269,775)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	222,109	0	0	0	222,109

	$(2,571,700)	$233,014	$1,370,225	$0	$0	$(968,461)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $245,264 as reported in the Notes to Schedule of Investments.

48	PIMCO Funds	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2010	49

Financial Highlights  Total Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class A
03/31/2010	$10.13	$0.39	$1.10	$1.49	$(0.47)	$(0.11)	$0.00
03/31/2009	10.91	0.51	(0.28)	0.23	(0.52)	(0.49)	0.00
03/31/2008	10.43	0.49	0.55	1.04	(0.49)	(0.07)	0.00
03/31/2007	10.33	0.45	0.14	0.59	(0.45)	(0.04)	0.00
03/31/2006	10.57	0.38	(0.15)	0.23	(0.37)	(0.08)	(0.02)
Class B
03/31/2010	10.13	0.32	1.09	1.41	(0.39)	(0.11)	0.00
03/31/2009	10.91	0.43	(0.28)	0.15	(0.44)	(0.49)	0.00
03/31/2008	10.43	0.42	0.54	0.96	(0.41)	(0.07)	0.00
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)	0.00
03/31/2006	10.57	0.30	(0.15)	0.15	(0.29)	(0.08)	(0.02)
Class C
03/31/2010	10.13	0.29	1.12	1.41	(0.39)	(0.11)	0.00
03/31/2009	10.91	0.44	(0.29)	0.15	(0.44)	(0.49)	0.00
03/31/2008	10.43	0.41	0.55	0.96	(0.41)	(0.07)	0.00
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)	0.00
03/31/2006	10.57	0.30	(0.15)	0.15	(0.29)	(0.08)	(0.02)
Class R
03/31/2010	10.13	0.35	1.11	1.46	(0.44)	(0.11)	0.00
03/31/2009	10.91	0.49	(0.28)	0.21	(0.50)	(0.49)	0.00
03/31/2008	10.43	0.47	0.55	1.02	(0.47)	(0.07)	0.00
03/31/2007	10.33	0.43	0.14	0.57	(0.43)	(0.04)	0.00
03/31/2006	10.57	0.36	(0.16)	0.20	(0.34)	(0.08)	(0.02)

(a)	Per share amounts based on average number of shares outstanding during the year.

50	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.58)	$11.04	14.99%	$25,941,564	0.91%	0.90%	3.61%	402%
(1.01)	10.13	2.49	17,656,880	1.08	0.90	4.92	300
(0.56)	10.91	10.29	13,154,435	0.96	0.90	4.68	226
(0.49)	10.43	5.83	11,824,650	0.90	0.90	4.35	257
(0.47)	10.33	2.17	10,426,405	0.90	0.90	3.61	325

(0.50)	11.04	14.13	978,692	1.66	1.65	2.97	402
(0.93)	10.13	1.73	965,329	1.83	1.65	4.14	300
(0.48)	10.91	9.48	1,127,848	1.70	1.65	3.95	226
(0.41)	10.43	5.04	1,304,268	1.65	1.65	3.60	257
(0.39)	10.33	1.41	1,604,106	1.65	1.65	2.83	325

(0.50)	11.04	14.13	11,103,810	1.66	1.65	2.73	402
(0.93)	10.13	1.72	4,934,686	1.83	1.65	4.19	300
(0.48)	10.91	9.47	2,884,366	1.71	1.65	3.93	226
(0.41)	10.43	5.05	2,456,435	1.65	1.65	3.61	257
(0.39)	10.33	1.41	2,458,316	1.65	1.65	2.85	325

(0.55)	11.04	14.71	2,031,285	1.16	1.15	3.29	402
(0.99)	10.13	2.23	1,038,081	1.33	1.15	4.73	300
(0.54)	10.91	10.02	505,431	1.21	1.15	4.43	226
(0.47)	10.43	5.57	336,612	1.15	1.15	4.11	257
(0.44)	10.33	1.92	220,703	1.15	1.15	3.43	325

Annual Report	March 31, 2010	51

Statement of Assets and Liabilities Total Return Fund	March 31, 2010

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$166,520,454
Investments in Affiliates, at value	16,520,591
Repurchase agreements, at value	46,314,526
Cash	27,159
Deposits with counterparty	8,556
Foreign currency, at value	208,786
Receivable for investments sold	6,994,918
Receivable for Fund shares sold	646,956
Dividends receivable	1,333,302
Dividends receivable from Affiliates	3,569
Variation margin receivable	125,992
Swap premiums paid	648,824
Unrealized appreciation on foreign currency contracts	195,387
Unrealized appreciation on swap agreements	943,260
Other assets	1
240,492,281
Liabilities:
Payable for reverse repurchase agreements	$847,031
Payable for investments purchased	16,866,130
Payable for investments in Affiliates purchased	3,569
Deposits from counterparty	1,100,588
Payable for Fund shares redeemed	577,438
Dividends payable	60,101
Written options outstanding	308,740
Accrued related party fees	118,358
Swap premiums received	156,356
Unrealized depreciation on foreign currency contracts	87,135
Unrealized depreciation on swap agreements	185,239
Other liabilities	19
20,310,704
Net Assets	$220,181,577
Net Assets Consist of:
Paid in capital	$210,997,325
Overdistributed net investment income	(988,548)
Accumulated undistributed net realized gain	3,979,951
Net unrealized appreciation	6,192,849
$220,181,577
Net Assets:
Class A	$25,941,564
Class B	978,692
Class C	11,103,810
Class R	2,031,285
Other Classes	180,126,226
Shares Issued and Outstanding:
Class A	2,350,736
Class B	88,685
Class C	1,006,189
Class R	184,068
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$11.04
Class B	11.04
Class C	11.04
Class R	11.04
Cost of Investments Owned	$162,029,112
Cost of Investments in Affiliates Owned	$16,520,527
Cost of Repurchase Agreements Owned	$46,314,526
Cost of Foreign Currency Held	$207,211
Premiums Received on Written Options	$899,148
*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

52	PIMCO Funds	See Accompanying Notes

Statement of Operations  Total Return Fund

Year Ended March 31, 2010 (Amounts in thousands)

Investment Income:
Interest	$8,282,491
Dividends	1,523
Dividends from Affiliate investments	7,209
Miscellaneous income	173
Total Income	8,291,396

Expenses:
Investment advisory fees	458,034
Supervisory and administrative fees	454,415
Distribution fees - Class B	7,835
Distribution fees - Class C	60,768
Distribution fees - Class R	3,817
Servicing fees - Class A	54,110
Servicing fees - Class B	2,612
Servicing fees - Class C	20,256
Servicing fees - Class R	3,816
Distribution and/or servicing fees - Other Classes	102,090
Trustees’ fees	400
Interest expense	12,853
Miscellaneous expense	1,017
Total Expenses	1,182,023

Net Investment Income	7,109,373

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,690,477
Net realized gain on Affiliate investments	175
Net realized gain on futures contracts, written options and swaps	5,661,907
Net realized (loss) on foreign currency transactions	(742,735)
Net change in unrealized appreciation on investments	9,192,121
Net change in unrealized appreciation on Affiliate investments	64
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(269,775)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	220,176
Net Gain	17,752,410

Net Increase in Net Assets Resulting from Operations	$24,861,783

Annual Report	March 31, 2010	53

Statements of Changes in Net Assets Total Return Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009
Increase in Net Assets from:
Operations:
Net investment income	$7,109,373	$6,860,317
Net realized gain	8,609,649	3,158,362
Net realized gain on Affiliate investments	175	164
Net change in unrealized appreciation (depreciation)	9,142,522	(6,426,770)
Net change in unrealized appreciation on Affiliate investments	64	0
Net increase resulting from operations	24,861,783	3,592,073
Distributions to Shareholders:
From net investment income
Class A	(915,806)	(754,648)
Class B	(37,778)	(41,826)
Class C	(269,715)	(151,672)
Class R	(59,535)	(36,807)
Other Classes	(6,956,932)	(6,037,267)
From net realized capital gains
Class A	(239,499)	(720,420)
Class B	(10,933)	(43,385)
Class C	(97,652)	(171,736)
Class R	(17,672)	(39,815)
Other Classes	(1,663,792)	(5,162,278)
Total Distributions	(10,269,314)	(13,159,854)
Fund Share Transactions:
Receipts for shares sold
Class A	13,961,757	10,435,200
Class B	227,484	233,673
Class C	6,558,498	2,819,587
Class R	1,249,233	846,172
Other Classes	77,851,241	48,884,462
Issued as reinvestment of distributions
Class A	941,371	1,139,063
Class B	35,943	60,678
Class C	227,893	197,638
Class R	70,707	70,018
Other Classes	7,794,896	10,232,400
Cost of shares redeemed
Class A	(8,329,983)	(6,009,510)
Class B	(337,939)	(384,553)
Class C	(1,217,278)	(730,058)
Class R	(443,269)	(332,017)
Other Classes	(38,143,091)	(38,521,301)
Net increase resulting from Fund share transactions	60,447,463	28,941,452
Fund Redemption Fee	16	3

Total Increase in Net Assets	75,039,948	19,373,674
Net Assets:
Beginning of year	145,141,629	125,767,955
End of year*	$220,181,577	$145,141,629
*Including (overdistributed) net investment income of:	$(988,548)	$(603,922)

54	PIMCO Funds	See Accompanying Notes

Notes to Financial Statements	March 31, 2010

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B, C and R shares of the Total Return Fund (the “Fund”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Annual Report	March 31, 2010	55

Notes to Financial Statements (Cont.)

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from

56	PIMCO Funds

March 31, 2010

securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures

Annual Report	March 31, 2010	57

Notes to Financial Statements (Cont.)

about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the

58	PIMCO Funds

March 31, 2010

lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statement of Assets and Liabilities.

(f) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Residual Interest Bonds (“RIBs”)  The Fund may invest in RIBs, which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series; with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held and provide for the creation, execution and delivery of floater certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly Securities Industry and Financial Markets Association (“SIFMA”) rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

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Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

(h) Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedule of Investments.

(i) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(j) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero

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Notes to Financial Statements (Cont.)

coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

(l) When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

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4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received

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Notes to Financial Statements (Cont.)

from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage

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Notes to Financial Statements (Cont.)

loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which the Fund is the seller of protection are disclosed in the notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements.

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Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

5.  PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or

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Notes to Financial Statements (Cont.)

industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the

68	PIMCO Funds

March 31, 2010

Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Fund has filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, the Fund had exposure to Lehman Brothers Special Financing Inc. and has entered into a settlement agreement and has paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and

Annual Report	March 31, 2010	69

Notes to Financial Statements (Cont.)

Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Administrative Class	A, B, C and R Classes	Class D	Class P

0.21%	0.21%	0.40%	0.25%	0.31%

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class D	—	0.25%
Class R	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Fund no longer imposes Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

70	PIMCO Funds

March 31, 2010

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Fund below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales

$5,546,918	$425,798

Annual Report	March 31, 2010	71

Notes to Financial Statements (Cont.)

The Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2010 (amounts in thousands):

Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain

$1,031,743	$22,475,209	$6,986,600	$64	$16,520,591	$7,209	$175

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$660,350,966	$733,861,207	$62,758,670	$27,635,803

72	PIMCO Funds

March 31, 2010

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,303,903	$13,961,757	1,006,627	$10,435,200
Class B	21,464	227,484	22,641	233,673
Class C	610,857	6,558,498	273,549	2,819,587
Class R	116,246	1,249,233	81,309	846,172
Other Classes	7,254,712	77,851,241	4,702,339	48,884,462
Issued as reinvestment of distributions
Class A	87,404	941,371	112,525	1,139,063
Class B	3,344	35,943	5,997	60,678
Class C	21,122	227,893	19,585	197,638
Class R	6,560	70,707	6,937	70,018
Other Classes	724,201	7,794,896	1,009,050	10,232,400
Cost of shares redeemed
Class A	(783,316)	(8,329,983)	(581,806)	(6,009,510)
Class B	(31,402)	(337,939)	(36,709)	(384,553)
Class C	(112,847)	(1,217,278)	(70,384)	(730,058)
Class R	(41,197)	(443,269)	(32,102)	(332,017)
Other Classes	(3,554,544)	(38,143,091)	(3,718,664)	(38,521,301)
Net increase resulting from Fund share transactions	5,626,507	$60,447,463	2,800,894	$28,941,452

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority

Annual Report	March 31, 2010	73

Notes to Financial Statements (Cont.)

lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral
Total Return Fund	$2,749,275	$1,472,606	$5,785,578	$(823,207)	$0	$0

(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
Total Return Fund	$224,943,416	$6,277,310	$(1,865,155)	$4,412,155

(3)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, unamortized premium on convertible bonds, passive foreign investment companies, interest only basis adjustments, and contingent payment debt instruments.

74	PIMCO Funds

March 31, 2010

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010			March 31, 2009
	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
Total Return Fund	$9,827,623	$441,691	$0	$10,932,493	$2,227,361	$0

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Fund’s financial statements.

Annual Report	March 31, 2010	75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class B, Class C, and Class R Shareholders of the PIMCO Funds:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B, Class C, and Class R shares present fairly, in all material respects, the financial position of the Total Return Fund, one of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Fund for the Class A, Class B, Class C, and Class R shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

76	PIMCO Funds

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	JPM	JPMorgan Chase & Co.
BNP	BNP Paribas Bank	MLP	Merrill Lynch & Co., Inc.
BOA	Bank of America	MSC	Morgan Stanley
CITI	Citigroup, Inc.	RBC	Royal Bank of Canada
CSFB	Credit Suisse First Boston	RBS	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SOG	Societe Generale
GSC	Goldman Sachs & Co.	UBS	UBS Warburg LLC
HSBC	HSBC Bank USA

Currency Abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CNY	Chinese Renminbi	PHP	Philippine Peso
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TRY	Turkish New Lira
JPY	Japanese Yen	TWD	Taiwanese Dollar
KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed
CM	California Mortgage Insurance	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	Q-SBLF	Qualified School Bond Loan Fund
FHA	Federal Housing Administration	Radian	Radian Guaranty, Inc.
FSA	Financial Security Assurance, Inc.	ST	State
GNMA	Government National Mortgage Association	XLCA	XL Capital Assurance

Other Abbreviations:
ABS	Asset-Backed Security	JSC	Joint Stock Company
AID	Agency International Development	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	MBS	Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	REIT	Real Estate Investment Trust
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMO	Collateralized Mortgage Obligation

Annual Report	March 31, 2010	77

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Total Return Fund	0.02%	0.02%	$6,008,964	$1,587,857

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

78	PIMCO Funds

Management of the Trust	(Unaudited)

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.
Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.
Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.
J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).
Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust
William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	March 31, 2010	79

Management of the Trust (Cont.)	(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

80	PIMCO Funds

Privacy Policy	(Unaudited)

The Fund considers customer privacy to be a fundamental aspect of their relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Fund’s internet websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Fund believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by the Fund in which a shareholder has chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Fund or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund share may include, for example, a shareholder’s participation in one of the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	March 31, 2010	81

PIMCO Funds

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105 - 4800

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266 - 8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements information directly from Allianz Global Investors, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ053AR_033110

Annual Report March 31, 2010

RealRetirement® Funds

RealRetirement® 2010 Fund

RealRetirement® 2020 Fund

RealRetirement® 2030 Fund

RealRetirement® 2040 Fund

RealRetirement® 2050 Fund

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com (for Institutional Class and Administrative Class Shares), on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com (for Class A, C, D, and R Shares) and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

■

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

■

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset- Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

2	PIMCO Funds	RealRetirement® Funds

■

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

■

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the RealRetirement® Fund’s name.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”), which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without a front-end sales charge at the time of purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Administrative Class, Class A, Class C, Class D, and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Cumulative Return chart assumes the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The chart and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any CDSC that would

4	PIMCO Funds	RealRetirement® Funds

have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

For periods prior to the inception date of the Administrative Class, Class A, Class C, Class D and Class R shares, performance information shown is based on the performance of a Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Administrative Class, Class A, Class C, Class D and Class R shares. The Institutional Class, Class A and Class D shares of the RealRetirement® 2010 Fund, RealRetirement® 2020 Fund, RealRetirement® 2030 Fund, RealRetirement® 2040 Fund and RealRetirement® 2050 Fund (together, the “RealRetirement® Funds”) were first offered in March 2008. The Administrative Class shares of the RealRetirement® Funds were first offered in June 2008. The Class C and Class R shares of the RealRetirement® Funds were first offered in July 2008. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of October 1, 2009 to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO RealRetirement® 2010 Fund

Institutional Class - PRIEX	Class C - PTNCX
Administrative Class - PRNAX	Class D - PTNDX
Class A - PTNAX	Class R - PTNRX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares.

PIMCO Funds Allocation‡

Short-Term Instruments	35.7%
Total Return Fund	15.5%
Real Return Fund	11.4%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.0%
RealEstateRealReturn Strategy Fund	7.5%
StocksPLUS® Fund	5.3%
Other	13.6%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2010 Fund Institutional Class	28.20%	2.99%
PIMCO RealRetirement® 2010 Fund Administrative Class	28.11%	2.77%
PIMCO RealRetirement® 2010 Fund Class A	27.54%	2.40%
PIMCO RealRetirement® 2010 Fund Class A (adjusted)	20.59%	-0.44%
PIMCO RealRetirement® 2010 Fund Class C (adjusted)	25.64%	1.66%
PIMCO RealRetirement® 2010 Fund Class D	27.52%	2.37%
PIMCO RealRetirement® 2010 Fund Class R	27.24%	2.12%
Dow Jones Real ReturnSM 2010 Index	19.65%	0.36%
Lipper Mixed-Asset Target 2010 Funds Average	32.24%	-0.32%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D, and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.30% for Class A shares, 3.05% for Class C shares, 2.30% for Class D shares, 2.55% for Class R shares, 1.70% for Institutional Class shares, and 1.95% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,046.44	$1,045.27	$1,042.81	$1,039.97	$1,043.13	$1,042.36
Expenses Paid During Period†	$2.14	$3.42	$5.19	$9.00	$5.20	$6.47

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,022.84	$1,021.59	$1,019.85	$1,016.11	$1,019.85	$1,018.60
Expenses Paid During Period†	$2.12	$3.38	$5.14	$8.90	$5.14	$6.39

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.42% for Institutional Class, 0.67% for Administrative Class, 1.02% for Class A, 1.77% for Class C, 1.02% for Class D, and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 0.42% for Institutional Class, 0.67% for Administrative Class, 1.02% for Class A, 1.77% for Class C, 1.02% for Class D, and 1.27% for Class R reflects net annualized expenses after application of an expense waiver of 0.33%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2010 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	A target allocation to U.S. and international equities benefited performance as returns for U.S. and international equities were positive for the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited absolute performance as the Underlying PIMCO Fund posted positive returns for the period.

»

A target allocation to real return assets, through the PIMCO Real Return Fund, the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, benefited absolute performance as returns for these Underlying PIMCO Funds were positive for the period.

6	PIMCO Funds	RealRetirement® Funds

PIMCO RealRetirement® 2020 Fund

Institutional Class - PRWIX	Class C - PTYCX
Administrative Class - PFNAX	Class D - PTYDX
Class A - PTYAX	Class R - PTYRX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares.

PIMCO Funds Allocation‡

Short-Term Instruments	35.6%
U.S. Treasury Obligations	12.7%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.0%
Total Return Fund	10.4%
Real Return Fund	7.6%
RealEstateRealReturn Strategy Fund	6.7%
StocksPLUS® Fund	5.2%
Other	10.8%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	31.41%	1.40%
PIMCO RealRetirement® 2020 Fund Administrative Class	31.07%	1.14%
PIMCO RealRetirement® 2020 Fund Class A	30.37%	0.69%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	23.24%	-2.11%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	28.69%	0.03%
PIMCO RealRetirement® 2020 Fund Class D	30.61%	0.78%
PIMCO RealRetirement® 2020 Fund Class R	30.22%	0.52%
Dow Jones Real ReturnSM 2020 Index	24.44%	-0.44%
Lipper Mixed-Asset Target 2020 Funds Average	37.90%	-1.95%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D, and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.38% for Class A shares, 3.13% for Class C shares, 2.38% for Class D shares, 2.63% for Class R shares, 1.78% for Institutional Class shares, and 2.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,045.72	$1,044.11	$1,041.74	$1,037.46	$1,042.40	$1,040.26
Expenses Paid During Period†	$2.45	$3.72	$5.50	$9.30	$5.50	$6.77

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,022.54	$1,021.29	$1,019.55	$1,015.81	$1,019.55	$1,018.30
Expenses Paid During Period†	$2.42	$3.68	$5.44	$9.20	$5.44	$6.69

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.48% for Institutional Class, 0.73% for Administrative Class, 1.08% for Class A, 1.83% for Class C, 1.08% for Class D, and 1.33% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 0.48% for Institutional Class, 0.73% for Administrative Class, 1.08% for Class A, 1.83% for Class C, 1.08% for Class D, and 1.33% for Class R reflects net annualized expenses after application of an expense waiver of 0.27%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	A target allocation to U.S., international and emerging market equities benefited performance as the returns for these markets were positive for the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited absolute performance as the Underlying PIMCO Fund posted positive returns for the period.

»

A target allocation to real return assets, through the PIMCO Real Return Fund, the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, benefited absolute performance as returns for these Underlying PIMCO Funds were positive for the period.

Annual Report	March 31, 2010	7

PIMCO RealRetirement® 2030 Fund

Institutional Class - PRLIX	Class C - PEHCX
Administrative Class - PNLAX	Class D - PEHDX
Class A - PEHAX	Class R - PEHRX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares.

PIMCO Funds Allocation‡

Short-Term Instruments	50.3%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.8%
Total Return Fund	7.1%
RealEstateRealReturn Strategy Fund	6.8%
StocksPLUS® Fund	6.8%
Other	17.2%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	36.55%	-0.25%
PIMCO RealRetirement® 2030 Fund Administrative Class	36.00%	-0.49%
PIMCO RealRetirement® 2030 Fund Class A	35.68%	-0.85%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	28.30%	-3.61%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	33.55%	-1.55%
PIMCO RealRetirement® 2030 Fund Class D	35.74%	-0.84%
PIMCO RealRetirement® 2030 Fund Class R	35.37%	-1.08%
Dow Jones Real ReturnSM 2030 Index	35.33%	-2.55%
Lipper Mixed-Asset Target 2030 Funds Average	46.15%	-3.19%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D, and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.48% for Class A shares, 3.23% for Class C shares, 2.48% for Class D shares, 2.73% for Class R shares, 1.88% for Institutional Class shares, and 2.13% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,051.29	$1,050.01	$1,049.03	$1,043.91	$1,049.36	$1,047.42
Expenses Paid During Period†	$2.45	$3.73	$5.52	$9.33	$5.52	$6.79

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,022.54	$1,021.29	$1,019.55	$1,015.81	$1,019.55	$1,018.30
Expenses Paid During Period†	$2.42	$3.68	$5.44	$9.20	$5.44	$6.69

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.48% for Institutional Class, 0.73% for Administrative Class, 1.08% for Class A, 1.83% for Class C, 1.08% for Class D, and 1.33% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 0.48% for Institutional Class, 0.73% for Administrative Class, 1.08% for Class A, 1.83% for Class C, 1.08% for Class D, and 1.33% for Class R reflects net annualized expenses after application of an expense waiver of 0.32%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	A target allocation to U.S., international and emerging market equities benefited performance as the returns for these markets were positive for the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited absolute performance as the Underlying PIMCO Fund posted positive returns for the period.

»

A target allocation to real return assets, through the PIMCO Real Return Fund, the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, benefited absolute performance as returns for these Underlying PIMCO Funds were positive for the period.

8	PIMCO Funds	RealRetirement® Funds

PIMCO RealRetirement® 2040 Fund

Institutional Class - PROIX	Class C - POFCX
Administrative Class - PEOAX	Class D - POFDX
Class A - POFAX	Class R - POFRX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares.

PIMCO Funds Allocation‡

Short-Term Instruments	29.2%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	17.3%
StocksPLUS® Fund	12.8%
Global Advantage Strategy Bond Fund	10.1%
RealEstateRealReturn Strategy Fund	10.0%
Exchange-Traded Funds	6.7%
CommodityRealReturn Strategy Fund®	6.1%
Other	7.8%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	49.11%	-0.23%
PIMCO RealRetirement® 2040 Fund Administrative Class	48.87%	-0.44%
PIMCO RealRetirement® 2040 Fund Class A	48.35%	-0.87%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	40.18%	-3.63%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	46.12%	-1.50%
PIMCO RealRetirement® 2040 Fund Class D	48.36%	-0.83%
PIMCO RealRetirement® 2040 Fund Class R	47.92%	-0.96%
Dow Jones Real ReturnSM 2040 Index	46.42%	-4.66%
Lipper Mixed-Asset Target 2040 Funds Average	50.19%	-3.69%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D, and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.58% for Class A shares, 3.33% for Class C shares, 2.58% for Class D shares, 2.83% for Class R shares, 1.98% for Institutional Class shares, and 2.23% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,069.49	$1,068.33	$1,065.70	$1,062.50	$1,065.63	$1,065.57
Expenses Paid During Period†	$2.58	$3.87	$5.67	$9.51	$5.66	$6.95

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,022.44	$1,021.19	$1,019.45	$1,015.71	$1,019.45	$1,018.20
Expenses Paid During Period†	$2.52	$3.78	$5.54	$9.30	$5.54	$6.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.50% for Institutional Class, 0.75% for Administrative Class, 1.10% for Class A, 1.85% for Class C, 1.10% for Class D, and 1.35% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 0.50% for Institutional Class, 0.75% for Administrative Class, 1.10% for Class A, 1.85% for Class C, 1.10% for Class D, and 1.35% for Class R reflects net annualized expenses after application of an expense waiver of 0.35%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	A target allocation to U.S., international and emerging market equities benefited performance as the returns for these markets were positive for the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited absolute performance as the Underlying PIMCO Fund posted positive returns for the period.

»

A target allocation to real return assets, through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, benefited absolute performance as returns for these Underlying PIMCO Funds were positive for the period.

Annual Report	March 31, 2010	9

PIMCO RealRetirement® 2050 Fund

Institutional Class - PRMIX	Class C - PFYCX
Administrative Class - POTAX	Class D - PFYDX
Class A - PFYAX	Class R - PFYRX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class or Administrative Class Shares is $5,000,000. The minimum initial investment amount for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares.

PIMCO Funds Allocation‡

StocksPLUS® Fund	20.9%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	19.5%
Short-Term Instruments	17.0%
RealEstateRealReturn Strategy Fund	11.2%
Global Advantage Strategy Bond Fund	11.1%
Exchange-Traded Funds	7.6%
Interest Rate Swaptions	5.2%
Other	7.5%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	55.35%	0.41%
PIMCO RealRetirement® 2050 Fund Administrative Class	54.99%	0.25%
PIMCO RealRetirement® 2050 Fund Class A	54.65%	-0.12%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	46.08%	-2.90%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	52.33%	-0.86%
PIMCO RealRetirement® 2050 Fund Class D	54.36%	-0.15%
PIMCO RealRetirement® 2050 Fund Class R	54.10%	-0.31%
Dow Jones Real ReturnSM 2040+ Index	51.25%	-5.38%
Lipper Mixed-Asset Target 2050+ Funds Average	52.08%	-3.71%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For Class A, C, D, and R performance current to the most recent month-end, visit www.allianzinvestors.com. Institutional and Administrative Class performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.61% for Class A shares, 3.36% for Class C shares, 2.61% for Class D shares, 2.86% for Class R shares, 2.01% for Institutional Class shares, and 2.26% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Expense Example	Actual Performance
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,091.17	$1,090.04	$1,089.31	$1,084.38	$1,087.88	$1,087.54
Expenses Paid During Period†	$2.29	$3.28	$5.42	$9.30	$5.41	$6.71

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class	Class A	Class C	Class D	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,022.74	$1,021.79	$1,019.75	$1,016.01	$1,019.75	$1,018.50
Expenses Paid During Period†	$2.22	$3.18	$5.24	$9.00	$5.24	$6.49

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.44% for Institutional Class, 0.69% for Administrative Class, 1.04% for Class A, 1.79% for Class C, 1.04% for Class D, and 1.29% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 0.44% for Institutional Class, 0.69% for Administrative Class, 1.04% for Class A, 1.79% for Class C, 1.04% for Class D, and 1.29% for Class R reflects net annualized expenses after application of an expense waiver of 0.41%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, during the accumulation years and current income during the retirement years by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	A target allocation to U.S., international and emerging market equities benefited performance as the returns for these markets were positive for the period.

»	A target allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited absolute performance as the Underlying PIMCO Fund posted positive returns for the period.

»

A target allocation to real return assets, through the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO RealEstateRealReturn Strategy Fund, benefited absolute performance as returns for these Underlying PIMCO Funds were positive for the period.

10	PIMCO Funds	RealRetirement® Funds

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2010 Index	Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2020 Index	Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2030 Index	Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040 Index	Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040+ Index	Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RealRetirement® 2010 Fund
Institutional Class
03/31/2010	$6.78	$0.44	$1.47	$1.91	$(0.33)	$(0.06)
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)
Class A
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)
Class D
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)

RealRetirement® 2020 Fund
Institutional Class
03/31/2010	$6.40	$0.36	$1.64	$2.00	$(0.30)	$0.00
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)
Class A
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)
Class D
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

12	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.39)	$8.30	28.20%	$3,934	0.38%		0.75%		0.38%		0.75%		5.48%		10%
(1.50)	6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14)		0

(0.37)	8.30	28.11	11	0.63		1.00		0.63		1.00		4.89		10
(1.45)	6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186

(0.35)	8.27	27.54	892	0.98		1.35		0.98		1.35		5.68		10
(1.46)	6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.30)	8.25	26.64	310	1.73		2.10		1.73		2.10		4.26		10
(1.43)	6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186

(0.35)	8.28	27.52	273	1.00		1.35		1.00		1.35		7.84		10
(1.45)	6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.33)	8.27	27.24	115	1.23		1.60		1.23		1.60		4.73		10
(1.43)	6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186

$(0.30)	$8.10	31.41%	$3,350	0.39%		0.75%		0.39%		0.75%		4.68%		13%
(1.44)	6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	0

(0.23)	8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13
(1.40)	6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232

(0.26)	8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13
(1.40)	6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.22)	8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13
(1.36)	6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232

(0.27)	8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13
(1.40)	6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	0

(0.26)	8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13
(1.38)	6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232

Annual Report	March 31, 2010	13

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RealRetirement® 2030 Fund
Institutional Class
03/31/2010	$5.92	$0.37	$1.78	$2.15	$(0.24)	$(0.07)
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)
Class A
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)
Class D
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)

RealRetirement® 2040 Fund
Institutional Class
03/31/2010	$5.35	$0.43	$2.19	$2.62	$(0.28)	$(0.04)
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)
6/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)
Class A
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)
Class D
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

14	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.31)	$7.76	36.55%	$3,607	0.41%		0.80%		0.41%		0.80%		5.08%		9%
(1.40)	5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233
0.00	10.00	0.00	3,000	0.16	*	0.16	*	0.16	*	0.16	*	(0.16	)*	0

(0.30)	7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9
(1.38)	5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233

(0.28)	7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9
(1.37)	5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	0

(0.24)	7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9
(1.36)	5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233

(0.28)	7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9
(1.36)	5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	0

(0.27)	7.74	35.37	188	1.34		1.65		1.34		1.65		6.18		9
(1.35)	5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

$(0.32)	$7.65	49.11%	$3,257	0.45%		0.85%		0.45%		0.85%		6.04%		13%
(1.38)	5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244
0.00	10.00	0.00	3,000	0.24	*	0.24	*	0.24	*	0.24	*	(0.24	)*	0

(0.31)	7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13
(1.37)	5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244

(0.29)	7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13
(1.36)	5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	0

(0.26)	7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13
(1.34)	5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244

(0.29)	7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13
(1.36)	5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	0

(0.28)	7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13
(1.36)	5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244

Annual Report	March 31, 2010	15

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RealRetirement® 2050 Fund
Institutional Class
03/31/2010	$5.31	$0.47	$2.46	$2.93	$(0.18)	$(0.07)
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)
Class A
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)
Class D
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.25)	$7.99	55.35%	$3,183	0.42%		0.85%		0.42%		0.85%		6.50%		14%
(1.24)	5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227
0.00	10.00	0.00	3,000	0.29	*	0.29	*	0.29	*	0.29	*	(0.29	)*	0

(0.24)	7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14
(1.23)	5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227

(0.23)	7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14
(1.21)	5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	0

(0.21)	7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14
(1.20)	5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227

(0.23)	7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14
(1.21)	5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	0

(0.22)	7.94	54.10	26	1.27		1.70		1.27		1.70		6.32		14
(1.21)	5.30	(32.94)	11	1.23	*	6.10	*	1.23	*	6.10	*	2.84	*	227

Annual Report	March 31, 2010	17

Statements of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)	RealRetirement® 2010 Fund	RealRetirement® 2020 Fund	RealRetirement® 2030 Fund	RealRetirement® 2040 Fund	RealRetirement® 2050 Fund

Assets:
Investments, at value	$877	$1,562	$1,802	$737	$489
Investments in Affiliates, at value	4,461	4,565	4,167	3,314	3,051
Repurchase agreements, at value	181	218	0	0	0
Cash	0	0	24	46	59
Deposits with counterparty	15	21	24	18	0
Receivable for investments sold	1	1	2	3	2
Receivable for Fund shares sold	0	0	121	0	126
Interest receivable	1	2	0	0	0
Dividends receivable from Affiliates	4	4	2	1	1
Variation margin receivable	4	3	2	2	2
	5,544	6,376	6,144	4,121	3,730

Liabilities:
Payable for investments in Affiliates purchased	$5	$4	$3	$1	$1
Accrued related party fees	3	4	4	2	2
Swap premiums received	1	1	1	1	1
Unrealized depreciation on foreign currency contracts	0	0	0	0	2
	9	9	8	4	6

Net Assets	$5,535	$6,367	$6,136	$4,117	$3,724

Net Assets Consist of:
Paid in capital	$5,883	$6,754	$6,603	$4,597	$4,149
Undistributed net investment income	61	52	83	67	72
Accumulated undistributed net realized (loss)	(124)	(100)	(174)	(135)	(170)
Net unrealized (depreciation)	(285)	(339)	(376)	(412)	(327)
	$5,535	$6,367	$6,136	$4,117	$3,724

Net Assets:
Institutional Class	$3,934	$3,350	$3,607	$3,257	$3,183
Administrative Class	11	26	10	10	10
Class A	892	1,036	565	181	75
Class C	310	488	872	29	129
Class D	273	1,001	894	327	301
Class R	115	466	188	313	26

Shares Issued and Outstanding:
Institutional Class	474	414	465	426	398
Administrative Class	1	3	1	1	1
Class A	108	128	73	24	9
Class C	38	61	113	4	16
Class D	33	124	116	43	38
Class R	14	58	24	41	3

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.30	$8.10	$7.76	$7.65	$7.99
Administrative Class	8.30	8.15	7.76	7.64	7.98
Class A	8.27	8.06	7.73	7.60	7.94
Class C	8.25	8.06	7.69	7.58	7.89
Class D	8.28	8.07	7.73	7.61	7.94
Class R	8.27	8.07	7.74	7.62	7.94

Cost of Investments Owned	$777	$1,464	$1,710	$660	$412
Cost of Investments in Affiliates Owned	$4,845	$5,002	$4,636	$3,802	$3,454
Cost of Repurchase Agreements Owned	$181	$218	$0	$0	$0
Premiums Received on Written Options	$3	$3	$3	$2	$2

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

18	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	RealRetirement® 2010 Fund	RealRetirement® 2020 Fund	RealRetirement® 2030 Fund	RealRetirement® 2040 Fund	RealRetirement® 2050 Fund

Investment Income:
Interest	$1	$3	$0	$0	$0
Dividends from Affiliate investments	253	260	240	222	207
Total Income	254	263	240	222	207

Expenses:
Investment advisory fees	29	32	29	26	23
Supervisory and administrative fees	5	8	5	3	2
Distribution fees - Class C	2	2	3	0	0
Distribution fees - Class R	0	1	0	1	0
Servicing fees - Class A	1	2	1	0	0
Servicing fees - Class C	1	1	1	0	0
Servicing fees - Class D	0	1	1	0	0
Servicing fees - Class R	0	1	0	1	0
Miscellaneous expense	1	0	1	1	1
Total Expenses	39	48	41	32	26
Waiver by Manager	(16)	(16)	(15)	(13)	(13)
Net Expenses	23	32	26	19	13

Net Investment Income	231	231	214	203	194

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(17)	(17)	(15)	(14)	(14)
Net realized (loss) on Affiliate investments	(17)	(24)	(28)	(39)	(38)
Net capital gain distributions received from Underlying Funds	19	21	21	20	18
Net realized (loss) on futures contracts, written options and swaps	(94)	(43)	(132)	(91)	(153)
Net realized (loss) on foreign currency transactions	(3)	(2)	(3)	(2)	(9)
Net change in unrealized appreciation on investments	71	84	120	188	188
Net change in unrealized appreciation on Affiliate investments	678	730	735	800	869
Net change in unrealized appreciation on futures contracts, written options and swaps	71	42	94	74	97
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1)	(1)	(1)	(1)	(3)
Net Gain	707	790	791	935	955

Net Increase in Net Assets Resulting from Operations	$938	$1,021	$1,005	$1,138	$1,149

Annual Report	March 31, 2010	19

Statements of Changes in Net Assets

	RealRetirement® 2010 Fund		RealRetirement® 2020 Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$231	$151	$231	$144
Net realized gain (loss)	(114)	378	(62)	321
Net realized gain (loss) on Affiliate investments	(17)	8	(24)	3
Net capital gain distributions received from Underlying Funds	19	17	21	15
Net change in unrealized appreciation (depreciation)	141	(42)	125	(27)
Net change in unrealized appreciation (depreciation) on Affiliate investments	678	(1,062)	730	(1,167)
Net increase (decrease) resulting from operations	938	(550)	1,021	(711)

Distributions to Shareholders:
From net investment income
Institutional Class	(141)	(129)	(120)	(123)
Administrative Class	0	0	(7)	0
Class A	(25)	(12)	(27)	(7)
Class C	(8)	(2)	(10)	0
Class D	(6)	0	(19)	(3)
Class R	(4)	0	(14)	0
From net realized capital gains
Institutional Class	(24)	(337)	(1)	(327)
Administrative Class	0	(1)	0	(1)
Class A	(4)	(29)	0	(25)
Class C	(2)	(7)	0	(1)
Class D	(1)	(1)	0	(9)
Class R	(1)	(1)	0	(1)

Total Distributions	(216)	(519)	(198)	(497)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	945	0	361	0
Administrative Class	0	10	335	10
Class A	756	277	969	294
Class C	183	106	464	10
Class D	315	20	877	115
Class R	64	35	420	10
Issued as reinvestment of distributions
Institutional Class	165	465	121	450
Administrative Class	0	1	7	1
Class A	25	40	27	31
Class C	10	9	10	1
Class D	7	1	18	12
Class R	5	2	14	1
Cost of shares redeemed
Institutional Class	(235)	0	(104)	0
Administrative Class	0	0	(320)	0
Class A	(230)	0	(268)	(48)
Class C	(21)	(3)	(19)	0
Class D	(86)	0	(55)	(6)
Class R	(4)	0	(6)	0
Net increase (decrease) resulting from Fund share transactions	1,899	963	2,851	881

Total Increase (Decrease) in Net Assets	2,621	(106)	3,674	(327)

Net Assets:
Beginning of year	2,914	3,020	2,693	3,020
End of year*	$5,535	$2,914	$6,367	$2,693

*Including undistributed net investment income of:	$61	$20	$52	$22

20	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

RealRetirement® 2030 Fund		RealRetirement® 2040 Fund		RealRetirement® 2050 Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$214	$126	$203	$101	$194	$77
(150)	348	(107)	343	(176)	339
(28)	2	(39)	2	(38)	(13)
21	13	20	7	18	2
213	(120)	261	(184)	282	(206)
735	(1,204)	800	(1,289)	869	(1,272)
1,005	(835)	1,138	(1,020)	1,149	(1,073)

(105)	(112)	(115)	(103)	(70)	(83)
0	0	0	0	0	0
(10)	(1)	(5)	(1)	(1)	(1)
(13)	(3)	(1)	0	(2)	0
(13)	(1)	(9)	0	(4)	0
(4)	0	(8)	0	(1)	0

(31)	(324)	(15)	(328)	(28)	(302)
0	(1)	0	(1)	0	(1)
(3)	(2)	(1)	(3)	(1)	(2)
(4)	(3)	0	(1)	(1)	(1)
(3)	(1)	(1)	(1)	(1)	(1)
(2)	(1)	(1)	(1)	0	(1)

(188)	(449)	(156)	(439)	(109)	(392)

711	0	290	0	145	0
0	10	0	10	0	10
476	74	125	30	47	20
763	87	18	10	109	11
889	41	276	2	285	3
164	11	292	11	9	15

136	436	129	431	98	384
0	1	0	1	0	1
10	3	6	4	2	2
17	6	1	1	3	1
16	2	10	1	4	1
5	1	9	1	1	2

(112)	0	(35)	0	0	0
0	0	0	0	0	0
(23)	(12)	(7)	(1)	(6)	(3)
(28)	0	(1)	0	0	0
(101)	0	0	0	(15)	0
0	0	(40)	0	0	0
2,923	660	1,073	501	682	447

3,740	(624)	2,055	(958)	1,722	(1,018)

2,396	3,020	2,062	3,020	2,002	3,020
$6,136	$2,396	$4,117	$2,062	$3,724	$2,002

$83	$21	$67	$8	$72	$6

Annual Report	March 31, 2010	21

Schedule of Investments  RealRetirement® 2010 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 57.1%

CommodityRealReturn Strategy Fund®	22,933	$180

Global Advantage Strategy Bond Fund	16,176	179

International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	65,210	608

Real Return Fund	57,959	630

RealEstateRealReturn Strategy Fund	94,380	413

StocksPLUS® Fund	35,439	293

Total Return Fund	77,413	855

Total PIMCO Funds (Cost $3,542)		3,158

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Notes
1.000% due 07/31/2011	$6	6
1.125% due 06/30/2011	200	201

Total U.S. Treasury Obligations (Cost $207)		207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 35.6%

COMMERCIAL PAPER 8.7%

Fannie Mae
0.167% due 04/28/2010	$100	$100

Freddie Mac
0.150% due 05/24/2010	380	380

		480

REPURCHASE AGREEMENTS 3.3%

State Street Bank and Trust Co.
0.010% due 04/01/2010	181	181

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $185. Repurchase proceeds are $181.)

U.S. TREASURY BILLS 0.1%
0.208% due 08/26/2010 (c)	6	6

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 23.5%
	130,141	1,303

Total Short-Term Instruments (Cost $1,970)		1,970

MARKET VALUE (000S)
PURCHASED OPTIONS (e) 3.3%
(Cost $84)	$184

Total Investments 99.7% (Cost $5,803)	$5,519

Written Options (f) (0.0%) (Premiums $3)	0

Other Assets and Liabilities (Net) 0.3%	16

Net Assets 100.0%	$5,535

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Securities with an aggregate market value of $6 and cash of $15 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Ultra Long-Term U.S. Treasury Bond June Futures	Long	06/2010	4	$(4)

(d)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017	$60	$(1)	$(1)	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$74
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	109

								$77	$183

22	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2010

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$12.000	06/19/2010	$11	$7	$1

(f)	Written options outstanding on March 31, 2010:

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$11	$3	$0

Transactions in written call and put options for the period ended March 31, 2010:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	11	3
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2010	$11	$3

(g)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	06/2010	RBS	$0	$0	$0

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$3,158	$0	$0	$3,158
Short-Term Instruments	1,303	667	0	1,970
Other Investments +++	0	391	0	391

Investments, at value	$4,461	$1,058	$0	$5,519
Financial Derivative Instruments ++++	$(4)	$0	$0	$(4)

Totals	$4,457	$1,058	$0	$5,515

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$183	$0	$0	$1	$0	$184
Variation margin receivable ^^	4	0	0	0	0	4

	$187	$0	$0	$1	$0	$188

See Accompanying Notes	Annual Report	March 31, 2010	23

Schedule of Investments  RealRetirement® 2010 Fund   (Cont.)

March 10, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(17)	$0	$(17)
Net realized (loss) on futures contracts, written options and swaps	(94)	0	0	0	0	(94)
Net realized (loss) on foreign currency transactions	0	(2)	0	0	0	(2)

	$(94)	$(2)	$0	$(17)	$0	$(113)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$77	$0	$0	$(7)	$0	$70
Net change in unrealized appreciation on futures contracts, written options and swaps	69	0	0	2	0	71
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1)	0	0	0	(1)

	$146	$(1)	$0	$(5)	$0	$140

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(4) as reported in the Notes to Schedule of Investments.

24	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Schedule of Investments  RealRetirement® 2020 Fund

March 31, 2010

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 48.1%

CommodityRealReturn Strategy Fund®	28,363	$222

Global Advantage Strategy Bond Fund	22,223	246

International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	75,107	700

Real Return Fund	44,034	479

RealEstateRealReturn Strategy Fund	97,266	426

StocksPLUS® Fund	40,171	332

Total Return Fund	59,442	656

Total PIMCO Funds (Cost $3,498)		3,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 12.7%

U.S. Treasury Notes
1.125% due 06/30/2011	$800	$806

Total U.S. Treasury Obligations (Cost $804)		806

	SHARES
EXCHANGE-TRADED FUNDS 0.5%

iShares MSCI Emerging Markets
Index Fund	774	33

Total Exchange-Traded Funds (Cost $35)		33

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 35.5%

COMMERCIAL PAPER 8.5%

Freddie Mac
0.150% due 05/24/2010	$340	339
0.150% due 06/01/2010	200	200

		539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 3.4%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$218	$218

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $225. Repurchase proceeds are $218.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 23.6%
	150,163	1,504

Total Short-Term Instruments (Cost $2,261)		2,261

PURCHASED OPTIONS (e) 2.9%
(Cost $86)		184

Total Investments 99.7% (Cost $6,684)		$6,345

Written Options (f) (0.0%) (Premiums $3)		0

Other Assets and Liabilities (Net) 0.3%		22

Net Assets 100.0%		$6,367

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Cash of $21 has been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Ultra Long-Term U.S. Treasury Bond June Futures	Long	06/2010	3	$(3)

(d)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017	$60	$(1)	$(1)	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$74
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	43	109

								$78	$183

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$12.000	06/19/2010	$13	$ 8	$1

See Accompanying Notes	Annual Report	March 31, 2010	25

Schedule of Investments  RealRetirement® 2020 Fund   (Cont.)

(f)	Written options outstanding on March 31, 2010:

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$13	$3	$0

Transactions in written call and put options for the period ended March 31, 2010:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	13	3
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2010	$13	$3

(g)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	06/2010	RBS	$0	$0	$0

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$3,061	$0	$0	$3,061
U.S. Treasury Obligations	0	806	0	806
Short-Term Instruments	1,504	757	0	2,261
Other Investments +++	33	184	0	217

Investments, at value	$4,598	$1,747	$0	$6,345
Financial Derivative Instruments ++++	$(3)	$0	$0	$(3)

Totals	$4,595	$1,747	$0	$6,342

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$183	$0	$0	$1	$0	$184
Variation margin receivable ^^	3	0	0	0	0	3

	$186	$0	$0	$1	$0	$187

26	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(18)	$0	$(18)
Net realized (loss) on futures contracts, written options and swaps	(43)	0	0	0	0	(43)
Net realized (loss) on foreign currency transactions	0	(2)	0	0	0	(2)

	$(43)	$(2)	$0	$(18)	$0	$(63)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$77	$0	$0	$(8)	$0	$69
Net change in unrealized appreciation on futures contracts, written options and swaps	39	0	0	3	0	42
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1)	0	0	0	(1)

	$116	$(1)	$0	$(5)	$0	$110

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(3) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	27

Schedule of Investments  RealRetirement® 2030 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 43.4%

CommodityRealReturn Strategy Fund®	33,727	$264

Global Advantage Strategy Bond Fund	26,541	294

International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	75,564	704

Real Return Fund	15,029	164

RealEstateRealReturn Strategy Fund	92,947	407

StocksPLUS® Fund	48,859	404

Total Return Fund	38,674	427

Total PIMCO Funds (Cost $3,133)		2,664

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.0%

iShares MSCI Emerging Markets Index Fund	2,817	$119

Total Exchange-Traded Funds (Cost $127)		119

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 48.9%

COMMERCIAL PAPER 24.4%

Fannie Mae
0.167% due 04/28/2010	$100	100

Freddie Mac
0.150% due 05/24/2010	1,100	1,099
0.150% due 06/01/2010	300	300

		1,499

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 24.5%
150,073	$1,503

Total Short-Term Instruments (Cost $3,002)	3002

PURCHASED OPTIONS (e) 3.0%
(Cost $84)	184

Total Investments 97.3% (Cost $6,346)	$5,969

Written Options (f) (0.0%) (Premiums $3)	0

Other Assets and Liabilities (Net) 2.7%	167

Net Assets 100.0%	$6,136

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Cash of $24 has been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Ultra Long-Term U.S. Treasury Bond June Futures	Long	06/2010	2	$(2)

(d)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017	$60	$(1)	$(1)	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2010:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$74
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	109

								$77	$183

Options on Securities/Exchange-Traded Funds

Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$12.000	06/19/2010	$11	$7	$1

28	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2010

(f)	Written options outstanding on March 31, 2010:

Options on Securities/Exchange-Traded Funds

Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$11	$3	$0

Transactions in written call and put options for the period ended March 31, 2010:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	11	3
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2010	$11	$3

(g)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	06/2010	RBS	$0	$0	$0

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$2,664	$0	$0	$2,664
Short-Term Instruments	1,503	1,499	0	3,002
Other Investments +++	119	184	0	303

Investments, at value	$4,286	$1,683	$0	$5,969
Financial Derivative Instruments ++++	$(2)	$0	$0	$(2)

Totals	$4,284	$1,683	$0	$5,967

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$183	$0	$0	$1	$0	$184
Variation margin receivable ^^	2	0	0	0	0	2

	$185	$0	$0	$1	$0	$186

See Accompanying Notes	Annual Report	March 31, 2010	29

Schedule of Investments  RealRetirement® 2030 Fund   (Cont.)

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(16)	$0	$(16)
Net realized (loss) on futures contracts, written options and swaps	(132)	0	0	0	0	(132)
Net realized (loss) on foreign currency transactions	0	(2)	0	0	0	(2)

	$(132)	$(2)	$0	$(16)	$0	$(150)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$77	$0	$0	$(6)	$0	$71
Net change in unrealized appreciation on futures contracts, written options and swaps	91	0	0	3	0	94
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1)	0	0	0	(1)

	$168	$(1)	$0	$(3)	$0	$164

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) as reported in the Notes to Schedule of Investments.

30	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Schedule of Investments  RealRetirement® 2040 Fund

March 31, 2010

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 57.4%

CommodityRealReturn Strategy Fund®	31,497	$246

Global Advantage Strategy Bond Fund	36,842	408

International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	75,294	702

RealEstateRealReturn Strategy Fund	92,598	406

StocksPLUS® Fund	62,583	518

Total Return Fund	7,639	84

Total PIMCO Funds (Cost $2,838)		2,364

ALLIANZ FUNDS (a)(c) 1.2%

Allianz NACM Emerging Markets Opportunities Fund	2,124	48

Total Allianz Funds (Cost $62)		48

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 6.6%

iShares MSCI Emerging Markets Index Fund	3,360	$142

Vanguard Emerging Markets ETF	3,114	131

Total Exchange-Traded Funds (Cost $297)		273

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 28.7%

COMMERCIAL PAPER 6.8%

Freddie Mac
0.150% due 05/24/2010	$280	280

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 21.9%
90,123	$902

Total Short-Term Instruments (Cost $1,182)	1,182

PURCHASED OPTIONS (f) 4.5%
(Cost $83)	184

Total Investments 98.4% (Cost $4,462)	$4,051

Written Options (g) (0.0%) (Premiums $2)	0

Other Assets and Liabilities (Net) 1.6%	66

Net Assets 100.0%	$4,117

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Institutional Class Shares of each Allianz Fund.
(d)	Cash of $18 has been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Ultra Long-Term U.S. Treasury Bond June Futures	Long	06/2010	2	$(2)

(e)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%)	12/20/2017	$40	$ (1)	$(1)	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$74
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	43	109

								$78	$183

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$12.000	06/19/2010	$8	$5	$1

See Accompanying Notes	Annual Report	March 31, 2010	31

Schedule of Investments  RealRetirement® 2040 Fund   (Cont.)

(g)	Written options outstanding on March 31, 2010:

Options on Securities/Exchange-Traded Funds

Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$8	$2	$0

Transactions in written call and put options for the period ended March 31, 2010:

	Notional Amount	Premium
Balance at 03/31/2009	$ 0	$0
Sales	8	2
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2010	$8	$2

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	45	06/2010	RBS	$0	$0	$0

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$2,364	$0	$0	$2,364
Exchange-Traded Funds	273	0	0	273
Short-Term Instruments	902	280	0	1,182
Other Investments +++	48	184	0	232

Investments, at value	$3,587	$464	$0	$4,051
Financial Derivative Instruments ++++	$(2)	$0	$0	$(2)

Totals	$3,585	$464	$0	$4,049

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$183	$0	$0	$1	$0	$184
Variation margin receivable^^	2	0	0	0	0	2

	$185	$0	$0	$1	$0	$186

32	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(15)	$0	$(15)
Net realized (loss) on futures contracts, written options and swaps	(91)	0	0	0	0	(91)
Net realized (loss) on foreign currency transactions	0	(3)	0	0	0	(3)

	$(91)	$(3)	$0	$(15)	$0	$(109)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$77	$0	$0	$(5)	$0	$72
Net change in unrealized appreciation on futures contracts, written options and swaps	72	0	0	2	0	74
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1)	0	0	0	(1)

	$149	$(1)	$0	$(3)	$0	$145

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	33

Schedule of Investments  RealRetirement® 2050 Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 62.5%

CommodityRealReturn Strategy Fund®	8,830	$ 69

Global Advantage Strategy Bond Fund	35,497	393

International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	73,913	689

RealEstateRealReturn

Strategy Fund	90,870	398

StocksPLUS® Fund	89,335	739

Total Return Fund	3,720	41

Total PIMCO Funds (Cost $2,698)		2,329

ALLIANZ FUNDS (a)(c) 3.3%
Allianz NACM Emerging Markets Opportunities Fund	5,311	121

Total Allianz Funds (Cost $155)		121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Notes
1.000% due 07/31/2011 (d)	$11	$11
1.000% due 10/31/2011	24	24

Total U.S. Treasury Obligations (Cost $35)		35

	SHARES
EXCHANGE-TRADED FUNDS 7.3%
iShares MSCI Emerging Markets Index Fund	3,297	139
Vanguard Emerging Markets ETF	3,120	131

Total Exchange-Traded Funds (Cost $295)		270

SHORT-TERM INSTRUMENTS 16.1%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 16.1%
	60,019	601

Total Short-Term Instruments (Cost $601)		601

	SHARES	MARKET VALUE (000S)
PURCHASED OPTIONS (f) 4.9%
(Cost $82)		$184

Total Investments 95.1% (Cost $3,866)		$3,540

Written Options (g) (0.0%) (Premiums $2)		0

Other Assets and Liabilities (Net) 4.9%		184

Net Assets 100.0%		$3,724

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Institutional Class Shares of each Allianz Fund.
(d)	Securities with an aggregate market value of $11 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	5	$(2)

(e)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%)	12/20/2017	$40	$(1)	$ (1)	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	$35	$75
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	109

								$77	$184

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$ 12.000	06/19/2010	$7	$5	$0

34	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2010

(g)	Written options outstanding on March 31, 2010:

Options on Securities/Exchange-Traded Funds
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$7	$2	$0

Transactions in written call and put options for the period ended March 31, 2010:

	Notional Amount	Premium
Balance at 03/31/2009	$0	$0
Sales	7	2
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2010	$7	$2

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	96	04/2010	JPM	$0	$(2)	$(2)
Sell	GBP	45	06/2010	RBS	0	0	0

					$0	$(2)	$(2)

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$2,329	$0	$0	$2,329
Exchange-Traded Funds	270	0	0	270
Short-Term Instruments	601	0	0	601
Other Investments +++	121	219	0	340

Investments, at value	$3,321	$219	$0	$3,540
Financial Derivative Instruments ++++	$(2)	$(2)	$0	$(4)

Totals	$3,319	$217	$0	$3,536

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$183	$0	$0	$1	$0	$184
Variation margin receivable ^^	2	0	0	0	0	2

	$185	$0	$0	$1	$0	$186

Liabilities:
Unrealized depreciation on foreign currency contracts	0	2	0	0	0	2

	$0	$2	$0	$0	$0	$2

See Accompanying Notes	Annual Report	March 31, 2010	35

Schedule of Investments  RealRetirement® 2050 Fund   (Cont.)

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(15)	$0	$(15)
Net realized (loss) on futures contracts, written options and swaps	(153)	0	0	0	0	(153)
Net realized (loss) on foreign currency transactions	0	(10)	0	0	0	(10)

	$(153)	$(10)	$0	$(15)	$0	$(178)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$76	$0	$0	$(4)	$0	$72
Net change in unrealized appreciation on futures contracts, written options and swaps	95	0	0	2	0	97
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(3)	0	0	0	(3)

	$171	$(3)	$0	$(2)	$0	$166

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) as reported in the Notes to Schedule of Investments.

36	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Notes to Financial Statements

March 31, 2010

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, Class A, C, D and R shares of the five funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is

Annual Report	March 31, 2010	37

Notes to Financial Statements  (Cont.)

informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

38	PIMCO Funds	RealRetirement® Funds

March 31, 2010

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report	March 31, 2010	39

Notes to Financial Statements  (Cont.)

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

40	PIMCO Funds	RealRetirement® Funds

March 31, 2010

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman

Annual Report	March 31, 2010	41

Notes to Financial Statements  (Cont.)

Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that had exposure to Lehman Brothers Special Financing Inc., have entered into a settlement agreement and those Funds that owed money to Lehman Brothers Special Financing Inc. have paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the RealRetirement® Funds approach their target dates and their portfolios become more conservative, the RealRetirement® Funds’ investment advisory contract provides that certain RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	A, C and R Classes	Class D
RealRetirement® 2010 Fund(1)	0.70%	0.05%	0.05%	0.40%	0.40%
RealRetirement® 2020 Fund(1)	0.70%	0.05%	0.05%	0.40%	0.40%
RealRetirement® 2030 Fund(1)	0.75%	0.05%	0.05%	0.40%	0.40%
RealRetirement® 2040 Fund(1)	0.80%	0.05%	0.05%	0.40%	0.40%
RealRetirement® 2050 Fund(1)	0.80%	0.05%	0.05%	0.40%	0.40%

(1)	PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees

42	PIMCO Funds	RealRetirement® Funds

March 31, 2010

and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the

Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class R
RealRetirement® 2010 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2020 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2030 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2040 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
RealRetirement® 2050 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
RealRetirement® 2010 Fund	$52
RealRetirement® 2020 Fund	54
RealRetirement® 2030 Fund	54
RealRetirement® 2040 Fund	54
RealRetirement® 2050 Fund	54

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. The waiver is reflected in the Statements of Operations as a component of Waiver by Manager.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Annual Report	March 31, 2010	43

Notes to Financial Statements  (Cont.)

The RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, and RealRetirement® 2050 Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). These Underlying PIMCO Funds are considered to be affiliated with the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, and RealRetirement® 2050 Funds. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2010 (amounts in thousands):

RealRetirement® 2010 Fund

Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$131	$15	$0	$(146)	$180	$13	$0
Global Advantage Strategy Bond Fund	0	177	0	2	179	6	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	344	109	0	(48)	608	94	0
Real Return Fund	555	26	0	(24)	630	26	0
RealEstateRealReturn Strategy Fund	169	59	0	(134)	413	59	0
Short-Term Floating NAV Portolio	0	1,503	200	0	1,303	3	0
Small Cap StocksPLUS® TR Strategy Fund	114	0	167	0	0	0	(17)
StocksPLUS® Fund	171	7	0	(51)	293	7	0
Total Return Fund	740	47	0	17	855	45	0
Totals	$2,224	$1,943	$367	$(384)	$4,461	$253	$(17)

RealRetirement® 2020 Fund

Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$162	$19	$0	$(181)	$222	$17	$0
Global Advantage Strategy Bond Fund	0	243	0	3	246	8	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	396	126	0	(57)	700	109	0
Real Return Fund	422	20	0	(18)	479	20	0
RealEstateRealReturn Strategy Fund	174	60	0	(139)	426	61	0
Short-Term Floating NAV Portfolio	100	1,703	300	0	1,504	3	0
Small Cap StocksPLUS® TR Strategy Fund	156	0	229	0	0	0	(24)
StocksPLUS® Fund	194	8	0	(58)	332	8	0
Total Return Fund	568	36	0	13	656	34	0
Totals	$2,172	$2,215	$529	$(437)	$4,565	$260	$(24)

RealRetirement® 2030 Fund

Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$193	$23	$0	$(215)	$264	$20	$0
Global Advantage Strategy Bond Fund	0	290	0	4	294	10	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	398	126	0	(56)	704	110	0
Real Return Fund	144	7	0	(6)	164	7	0
RealEstateRealReturn Strategy Fund	166	58	0	(133)	407	58	0
Short-Term Floating NAV Portfolio	100	1,403	0	0	1,503	3	0
Small Cap StocksPLUS® TR Strategy Fund	187	0	273	0	0	0	(28)
StocksPLUS® Fund	236	9	0	(72)	404	9	0
Total Return Fund	370	23	0	9	427	23	0
Totals	$1,794	$1,939	$273	$(469)	$4,167	$240	$(28)

44	PIMCO Funds	RealRetirement® Funds

March 31, 2010

RealRetirement® 2040 Fund

Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain(Loss)
Allianz NACM Emerging Markets Opportunities Fund	$28	$1	$0	$(14)	$48	$1	$0
CommodityRealReturn Strategy Fund®	180	21	0	(201)	246	19	0
Global Advantage Strategy Bond Fund	0	403	0	6	408	14	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	397	126	0	(57)	702	110	0
RealEstateRealReturn Strategy Fund	165	58	0	(133)	406	58	0
Short-Term Floating NAV Portfolio	0	902	0	0	902	3	0
Small Cap StocksPLUS® TR Strategy Fund	260	0	379	0	0	0	(39)
StocksPLUS® Fund	302	12	0	(91)	518	12	0
Total Return Fund	73	4	0	2	84	5	0
Totals	$1,405	$1,527	$379	$(488)	$3,314	$222	$(39)

RealRetirement® 2050 Fund

Underlying Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain(Loss)
Allianz NACM Emerging Markets Opportunities Fund	$69	$2	$0	$(34)	$121	$2	$0
CommodityRealReturn Strategy Fund®	51	6	0	(56)	69	6	0
Global Advantage Strategy Bond Fund	0	388	0	5	393	14	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	389	124	0	(56)	689	107	0
RealEstateRealReturn Strategy Fund	163	56	0	(132)	398	57	0
Short-Term Floating NAV Portfolio	0	601	0	0	601	1	0
Small Cap StocksPLUS® TR Strategy Fund	250	0	365	0	0	0	(38)
StocksPLUS® Fund	431	17	0	(131)	739	17	0
Total Return Fund	36	2	0	1	41	3	0
Totals	$1,389	$1,196	$365	$(403)	$3,051	$207	$(38)

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
RealRetirement® 2010 Fund	$207	$0	$1,943	$367
RealRetirement® 2020 Fund	806	0	2,215	529
RealRetirement® 2030 Fund	0	0	1,939	273
RealRetirement® 2040 Fund	0	0	1,527	379
RealRetirement® 2050 Fund	35	0	1,196	365

Annual Report	March 31, 2010	45

Notes to Financial Statements  (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RealRetirement ® Fund 2010				RealRetirement ® Fund 2020				RealRetirement ® Fund 2030
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	116	$945	0	$0	45	$361	0	$0	93	$711	0	$0
Administrative Class	0	0	1	10	41	335	1	10	0	0	1	10
Class A	94	756	32	277	126	969	34	294	64	476	11	74
Class C	24	183	14	106	61	464	1	10	101	763	13	87
Class D	39	315	3	20	111	877	16	115	119	889	7	41
Class R	9	64	5	35	56	420	1	10	22	164	1	11
Issued as reinvestment of distributions
Institutional Class	20	165	66	465	15	121	67	450	18	136	69	436
Administrative Class	0	0	0	1	1	7	0	1	0	0	0	1
Class A	3	25	6	40	3	27	5	31	1	10	0	3
Class C	1	10	1	9	1	10	0	1	2	17	1	6
Class D	1	7	0	1	2	18	2	12	2	16	0	2
Class R	0	5	0	2	2	14	0	1	1	5	0	1
Cost of shares redeemed
Institutional Class	(28)	(235)	0	0	(13)	(104)	0	0	(15)	(112)	0	0
Administrative Class	0	0	0	0	(40)	(320)	0	0	0	0	0	0
Class A	(28)	(230)	0	0	(34)	(268)	(7)	(48)	(3)	(23)	(1)	(12)
Class C	(2)	(21)	0	(3)	(2)	(19)	0	0	(4)	(28)	0	0
Class D	(11)	(86)	0	0	(7)	(55)	(1)	(6)	(13)	(101)	0	0
Class R	0	(4)	0	0	(1)	(6)	0	0	0	0	0	0
Net increase resulting from Fund share transactions	238	$1,899	128	$963	367	$2,851	119	$881	388	$2,923	102	$660

	RealRetirement ® Fund 2040				RealRetirement ® Fund 2050
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	39	$290	0	$0	19	$145	0	$0
Administrative Class	0	0	1	10	0	0	1	10
Class A	18	125	4	30	6	47	3	20
Class C	3	18	1	10	14	109	1	11
Class D	40	276	1	2	38	285	1	3
Class R	44	292	1	11	1	9	2	15
Issued as reinvestment of distributions
Institutional Class	17	129	74	431	12	98	67	384
Administrative Class	0	0	0	1	0	0	0	1
Class A	1	6	1	4	0	2	0	2
Class C	0	1	0	1	1	3	0	1
Class D	1	10	0	1	0	4	0	1
Class R	1	9	0	1	0	1	0	2
Cost of shares redeemed
Institutional Class	(4)	(35)	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	(1)	(7)	0	(1)	(1)	(6)	0	(3)
Class C	0	(1)	0	0	0	0	0	0
Class D	0	0	0	0	(2)	(15)	0	0
Class R	(5)	(40)	0	0	0	0	0	0
Net increase resulting from Fund share transactions	154	$1,073	83	$501	88	$682	75	$447

46	PIMCO Funds	RealRetirement® Funds

March 31, 2010

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CommodityRealReturn Strategy Fund (the “CRRS Fund”) may gain exposure to the commodities market primarily through index-linked notes, and may invest in other commodity-linked derivative instrument, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked index swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in its subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”)’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS Fund as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS Fund as income for Federal income tax purposes.

To the extent the RealRetirement Funds invest in the CRRS Fund, an Underlying PIMCO Fund, the RealRetirement Funds may be subject to additional tax risk.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax return filed for the 2009 fiscal year, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
RealRetirement® 2010 Fund	$61	$0	$(284)	$0	$(114)	$(11)
RealRetirement® 2020 Fund	52	0	(338)	0	(94)	(7)
RealRetirement® 2030 Fund	83	0	(378)	0	(172)	0
RealRetirement® 2040 Fund	67	0	(414)	0	(133)	0
RealRetirement® 2050 Fund	70	0	(331)	0	(164)	0

(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(3)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

Annual Report	March 31, 2010	47

Notes to Financial Statements  (Cont.)

March 31, 2010

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018
RealRetirement® 2010 Fund	$0	$0	$0	$0	$0	$0	$0	$114
RealRetirement® 2020 Fund	0	0	0	0	0	0	0	94
RealRetirement® 2030 Fund	0	0	0	0	0	0	0	172
RealRetirement® 2040 Fund	0	0	0	0	0	0	0	133
RealRetirement® 2050 Fund	0	0	0	0	0	0	0	164

As of March 31, 2009, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
RealRetirement® 2010 Fund	$5,804	$126	$(411)	$(285)
RealRetirement® 2020 Fund	6,685	124	(464)	(340)
RealRetirement® 2030 Fund	6,347	119	(497)	(378)
RealRetirement® 2040 Fund	4,462	113	(524)	(411)
RealRetirement® 2050 Fund	3,872	112	(444)	(332)

(4)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010			March 31, 2009
	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
RealRetirement® 2010 Fund	$192	$24	$0	$289	$230	$0
RealRetirement® 2020 Fund	198	0	0	272	225	0
RealRetirement® 2030 Fund	160	28	0	242	207	0
RealRetirement® 2040 Fund	149	7	0	230	209	0
RealRetirement® 2050 Fund	92	17	0	194	198	0

(5)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

Effective April 1, 2010, the minimum initial investment for shares of the Institutional Class and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The investment adviser has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

48	PIMCO Funds	RealRetirement® Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Administrative, Class A, Class C, Class D, and Class R Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional, Administrative, Class A, Class C, Class D and Class R shares present fairly, in all material respects, the financial position of the RealRetirement® 2010 Fund, RealRetirement® 2020 Fund, RealRetirement® 2030 Fund, RealRetirement® 2040 Fund, and RealRetirement ®2050 Fund, five of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional, Administrative, Class A, Class C, Class D and Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

Annual Report	March 31, 2010	49

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
GSC	Goldman Sachs & Co.	JPM	JPMorgan Chase & Co.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
LIBOR	London Interbank Offered Rate	MSCI	Morgan Stanley Capital International	SPDR	Standard & Poor’s Depository Receipts

50	PIMCO Funds	RealRetirement® Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010. ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
RealRetirement® 2010 Fund	0.22%	0.22%	$163	$7
RealRetirement® 2020 Fund	0.23%	0.23%	165	1
RealRetirement® 2030 Fund	0.30%	0.30%	147	15
RealRetirement® 2040 Fund	0.39%	0.39%	135	11
RealRetirement® 2050 Fund	0.86%	0.86%	74	14

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Annual Report	March 31, 2010	51

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

52	PIMCO Funds	RealRetirement® Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

Annual Report	March 31, 2010	53

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

54	PIMCO Funds	RealRetirement® Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

AZ694AR_033110

Share Classes	Institutional ■ P ■ Administrative ■ D

Annual Report March 31, 2010

Strategic Markets Bond Funds

All Asset Fund

All Asset All Authority Fund

EM Fundamental IndexPLUSTM TR Strategy Fund

Fundamental Advantage Total Return Strategy Fund

Fundamental IndexPLUSTM Fund

Fundamental IndexPLUSTM TR Fund

International StocksPLUS® TR Strategy Fund (Unhedged)

International  StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Small Cap StocksPLUS® TR Fund

StocksPLUS® Fund

StocksPLUS® Long Duration Fund

StocksPLUS® Total Return Fund

StocksPLUS® TR Short Strategy Fund

Global Multi-Asset Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		34
Consolidated Statement of Assets and Liabilities		36
Statements of Operations		37
Consolidated Statement of Operations		39
Statements of Changes in Net Assets		40
Consolidated Statements of Changes in Net Assets		44
Statements of Cash Flows		45
Notes to Financial Statements		139
Report of Independent Registered Public Accounting Firm		158
Glossary		159
Federal Income Tax Information		160
Management of the Trust		161
Privacy Policy		163

FUND	Fund Summary	Schedule of Investments

All Asset Fund	6	46
All Asset All Authority Fund	7	47
EM Fundamental IndexPLUS™ TR Strategy Fund	8	49
Fundamental Advantage Total Return Strategy Fund	9	56
Fundamental IndexPLUS™ Fund	10	65
Fundamental IndexPLUS™ TR Fund	11	71
International StocksPLUS® TR Strategy Fund (Unhedged)	12	79
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	13	86
Small Cap StocksPLUS® TR Fund	14	93
StocksPLUS® Fund	15	100
StocksPLUS® Long Duration Fund	16	108
StocksPLUS® Total Return Fund	17	114
StocksPLUS® TR Short Strategy Fund	18	122
Global Multi-Asset Fund	19	132

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, (800) 927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

■

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

■

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset- Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

2	PIMCO Funds	Strategic Markets Funds

■

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

■

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, Japanese specific risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, short sale risk, tax risk, subsidiary risk, allocation risk and underlying PIMCO fund risks. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The All Asset, All Asset All Authority and Global Multi-Asset Funds invest in a portfolio of mutual funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class and Class D shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses—the Class P total expenses are 0.10% higher than the total expenses. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class P, Administrative Class and Class D shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D shares respectively. The Class P shares of the following Funds were first offered in (month/year): All Asset Fund (4/08), Fundamental IndexPLUS™ TR Fund (4/08), International StocksPLUS® TR Strategy Fund (Unhedged) (4/08), Small Cap StocksPLUS® TR Fund (4/08), StocksPLUS® Fund (4/08), StocksPLUS® Total Return Fund (4/08), All Asset All Authority Fund (7/08), Global Multi-Asset

4	PIMCO Funds	Strategic Markets Funds

Fund (10/08), and StocksPLUS® TR Short Strategy Fund (1/10). The Administrative Class shares of the following Funds were first offered in (month/year): StocksPLUS® Fund (1/97), All Asset Fund (12/02), Fundamental IndexPLUS™ Fund (6/05), Fundamental IndexPLUS™ TR Fund (6/05), International StocksPLUS® TR Strategy Fund (Unhedged) (11/06). The Class D shares of the following Funds were first offered in (month/year): StocksPLUS® Fund (4/98), All Asset Fund (4/03), StocksPLUS® Total Return Fund (7/03), International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (10/03), Fundamental IndexPLUS™ TR Fund (6/05), All Asset All Authority Fund (7/05), Small Cap StocksPLUS® TR Fund (7/06), StocksPLUS® TR Short Strategy Fund (7/06), International StocksPLUS® TR Strategy Fund (Unhedged) (11/06), Fundamental IndexPLUS™ Fund (12/06), Fundamental Advantage Total Return Strategy Fund (7/08), and Global Multi-Asset Fund (10/08). All other Funds in this Annual Report do not currently offer Class P, Administrative Class, and Class D shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most funds is from October 1, 2009 to March 31, 2010, with the exception of the Class P shares of StocksPlus® TR Short Strategy Fund, which is from January 29, 2010 (the date the class commenced operations) to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO All Asset Fund

Institutional Class - PAAIX	Class D - PASDX
Administrative Class - PAALX	Class P - PALPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

PIMCO Funds Allocation‡

Real Return Asset Fund	20.5%
Fundamental Advantage Total Return Strategy Fund	15.3%
Investment Grade Corporate Bond Fund	8.4%
Long-Term Credit Fund	6.8%
Total Return Fund	6.2%
Real Return Fund	5.6%
Other	37.2%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	29.57%	5.44%	8.65%
PIMCO All Asset Fund Class P	29.45%	5.37%	8.56%
PIMCO All Asset Fund Administrative Class	29.32%	5.20%	8.39%
PIMCO All Asset Fund Class D	29.13%	4.88%	8.04%
Barclays Capital U.S. TIPS: 1-10 Year Index	6.69%	5.08%	5.78%
Consumer Price Index + 500 Basis Points	7.54%	7.63%	7.73%
Lipper Flexible Portfolio Funds Average	31.87%	3.60%	6.49%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.065% for the Institutional Class shares, 1.165% for Class P shares, 1.315% for the Administrative Class shares, and 1.465% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,049.26	$1,049.65	$1,048.97	$1,047.50	$1,023.64	$1,023.14	$1,022.39	$1,021.64
Expenses Paid During Period†	$1.33	$1.84	$2.61	$3.37	$1.31	$1.82	$2.57	$3.33

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.255% for Institutional Class, 0.355% for Class P, 0.505% for Administrative Class, and 0.655% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon allocation of the Fund’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Fund. The Underlying PIMCO Fund expenses attributable to management fees are currently capped at 0.64% of the total assets invested in Underlying PIMCO Funds. The annualized expense ratio of 0.255% for Institutional Class, 0.355% for Class P, 0.505% for Administrative Class, and 0.655% for Class D reflects net annualized expenses after application of an expense recoupment of 0.03%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds).

»

Allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»	Exposure to investment-grade credit, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»	Modest exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»

Exposure to emerging market currencies and local currency-denominated emerging market bonds, through the PIMCO Developing Local Markets Fund and the PIMCO Emerging Local Bond Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the period.

»

Modest exposure to equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund and the PIMCO Fundamental IndexPLUS™ Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund added to performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the period.

6	PIMCO Funds	Strategic Markets Funds

PIMCO All Asset All Authority Fund

Institutional Class - PAUIX	Class P - PAUPX
Class D - PAUDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

PIMCO Funds Allocation‡

Total Return Fund	15.5%
Fundamental Advantage Total Return Strategy Fund	15.3%
StocksPLUS® TR Short Strategy Fund	14.8%
Real Return Asset Fund	13.8%
Investment Grade Corporate Bond Fund	6.4%
Long-Term Credit Fund	5.5%
Other	28.7%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	23.98%	6.76%	7.66%
PIMCO All Asset All Authority Fund Class P	23.91%	6.59%	7.46%
PIMCO All Asset All Authority Fund Class D	23.38%	6.17%	7.03%
S&P 500 Index	49.77%	1.92%	3.76%
Consumer Price Index + 650 Basis Points	9.15%	9.24%	9.42%
Lipper Flexible Portfolio Funds Average	31.87%	3.60%	5.04%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.53% for the Institutional Class shares, 1.56% for Class P shares, and 1.93% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,031.46	$1,031.09	$1,029.10	$1,022.74	$1,022.24	$1,020.74
Expenses Paid During Period†	$2.23	$2.73	$4.25	$2.22	$2.72	$4.23

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.44% for Institutional Class, 0.54% for Class P, and 0.84% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon allocation of the Fund’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Fund. The Underlying PIMCO Fund expenses attributable to management fees indirectly borne by the Fund are currently capped at 0.69% of total assets invested in Underlying PIMCO Funds.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds).

»

Allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»	Exposure to investment-grade credit, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»	Modest exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»

Exposure to emerging market currencies and local currency-denominated emerging market bonds, through the PIMCO Developing Local Markets Fund and the PIMCO Emerging Local Bond Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund benefited performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the period.

»	Exposure to emerging market equity strategies, through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

»	An allocation to the PIMCO StocksPLUS® TR Short Strategy Fund detracted from performance as the Underlying PIMCO Fund posted negative returns for the period.

Annual Report	March 31, 2010	7

PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund

-

Institutional Class - PEFIX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

Short-Term Instruments	43.2%
Corporate Bonds & Notes	22.1%
U.S. Government Agencies	19.4%
U.S. Treasury Obligations	6.5%
Foreign Currency-Denominated Issues	3.1%
Other	5.7%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period March 31, 2010
	1 Year	Fund Inception (11/26/08)
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund Institutional Class	104.46%	84.06%
FTSE RAFI Emerging Markets Index	86.70%	68.08%	*
MSCI Emerging Markets Index	81.08%	66.49%	*
Lipper Emerging Markets Funds Average	85.31%	63.93%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/31/09, as supplemented to date, is 1.25% for the Institutional Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,145.81	$1,018.70
Expenses Paid During Period†	$6.69	$6.29

† Expenses are equal to the net annualized expense ratio for the class (1.25% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund seeks to exceed the total return of the FTSE RAFI® Emerging Markets Index (the “Index”) and the MSCI Emerging Markets Index (the “Secondary Index”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Fundamental Index, an enhanced, performance calibrated version of the Index, backed by a diversified short to intermediate duration portfolio comprised of fixed-income instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Fund’s exposure to international equity markets through equity index derivatives added to absolute performance as the Enhanced RAFI® Emerging Markets Fundamental Index increased over the period.

»	Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten year U.S. Treasury increased.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries.

»	Allocations to non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

8	PIMCO Funds	Strategic Markets Funds

PIMCO Fundamental Advantage Total Return Strategy Fund

Institutional Class - PFATX
Class D - PFSDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	49.1%
Corporate Bonds & Notes	22.7%
U.S. Government Agencies	10.7%
U.S. Treasury Obligations	5.5%
Mortgage-Backed Securities	2.9%
Other	9.1%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Total Return Strategy Fund Institutional Class	26.73%	10.10%
PIMCO Fundamental Advantage Total Return Strategy Fund Class D	26.10%	9.61%
3 Month USD LIBOR Index	0.59%	1.77%
Lipper Equity Market Neutral Funds Average	8.09%	-1.06%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s Institutional Class and Class D current prospectus dated 10/01/09, as supplemented to date, is 1.48% for the Institutional Class shares and 2.75% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Class D	Institutional Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,031.73	$1,031.11	$1,020.49	$1,018.50
Expenses Paid During Period†	$4.51	$6.53	$4.48	$6.49

† Expenses are equal to the net annualized expense ratio for the class (0.89% for Institutional Class and 1.29% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Fundamental Advantage Total Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity fixed-income instruments.

»	The Fund’s long-short domestic equity exposure added to returns as the Enhanced RAFI® 1000 outperformed the S&P 500 Index over the period.

»	Within the fixed income portfolio backing the equity derivatives, a yield advantage provided a source of incremental income for the Fund, which was beneficial to performance.

»	Positive duration positioning (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries.

»	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Annual Report	March 31, 2010	9

PIMCO Fundamental IndexPLUS™ Fund

Institutional Class - PFPIX	Class D - PFPDX
Administrative Class - PFPAX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	33.6%
U.S. Government Agencies	27.6%
Corporate Bonds & Notes	17.4%
Mortgage-Backed Securities	12.3%
Sovereign Issues	2.9%
Other	6.2%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS™ Fund Institutional Class	100.40%	2.16%
PIMCO Fundamental IndexPLUS™ Fund Administrative Class	99.72%	1.92%
PIMCO Fundamental IndexPLUS™ Fund Class D	99.35%	1.77%
FTSE RAFI® 1000 Index	79.66%	3.94%
S&P 500 Index	49.77%	1.73%
Lipper Specialty Diversified Equity Funds Average	40.73%	1.88%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.19% for the Institutional Class shares, 1.45% for the Administrative Class shares, and 1.71% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 Index has a Patent Pending by Research Affiliates, LLC; Publ. No. US-2005-0171884-A1.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Administrative Class	Class D	Institutional Class	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,186.97	$1,186.07	$1,184.41	$1,021.44	$1,020.19	$1,019.45
Expenses Paid During Period†	$3.82	$5.18	$5.99	$3.53	$4.78	$5.54

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class, and 1.10% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS™ Fund seeks total return, which exceeds that of the FTSE RAFI® 1000 Index, by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced performance recalibrated version of the FTSE RAFI® 1000 Index, backed by a portfolio of short-term fixed-income instruments.

»	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the Enhanced RAFI® 1000 Index increased over the period.

»	Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the two-year U.S. Treasury increased.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries.

»	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

10	PIMCO Funds	Strategic Markets Funds

PIMCO Fundamental IndexPLUS™ TR Fund

Institutional Class - PXTIX	Class D - PIXDX
Administrative Class - PXTAX	Class P - PIXPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Government Agencies	30.6%
Corporate Bonds & Notes	25.5%
Short-Term Instruments	18.3%
Mortgage-Backed Securities	10.7%
Foreign Currency-Denominated Issues	5.9%
Other	9.0%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS™ TR Fund Institutional Class	107.06%	5.64%
PIMCO Fundamental IndexPLUS™ TR Fund Class P	106.76%	5.52%
PIMCO Fundamental IndexPLUS™ TR Fund Administrative Class	106.50%	5.38%
PIMCO Fundamental IndexPLUS™ TR Fund Class D	105.95%	5.21%
FTSE RAFI® 1000 Index	79.66%	3.94%
S&P 500 Index	49.77%	1.73%
Lipper Specialty Diversified Equity Funds Average	40.73%	1.88%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.60% for the Institutional Class shares, 1.73% for Class P shares, 1.91% for the Administrative Class shares, and 2.07% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 Index has a Patent Pending by Research Affiliates, LLC; Publ. No. US-2005-0171884-A1.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,196.68	$1,196.40	$1,196.70	$1,194.29	$1,020.84	$1,020.34	$1,019.60	$1,018.85
Expenses Paid During Period†	$4.49	$5.04	$5.86	$6.67	$4.13	$4.63	$5.39	$6.14

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.82% for Institutional Class, 0.92% for Class P, 1.07% for Administrative Class, and 1.22% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS™ TR Fund seeks total return, which exceeds that of the FTSE RAFI® 1000 Index (the “Index”), by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index, backed by a portfolio of short and intermediate maturity fixed-income instruments.

»	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the Enhanced RAFI® 1000 Index increased over the period.

»	Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries.

»	Allocations to non-Agency mortgages added to performance as these securities generally experienced positive price returns over the period.

Annual Report	March 31, 2010	11

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Administrative Class - PSKAX	Class P - PPLPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	34.2%
Corporate Bonds & Notes	24.9%
U.S. Government Agencies	18.0%
U.S. Treasury Obligations	9.4%
Mortgage-Backed Securities	4.9%
Other	8.6%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (11/30/06)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Institutional Class	84.13%	-0.37%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class P	83.88%	-0.44%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Administrative Class	83.60%	-0.63%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class D	83.30%	-0.85%
MSCI EAFE Net Dividend Index (USD Unhedged)	54.44%	-4.33%
Lipper International Multi-Cap Core Funds Average	55.17%	-3.53%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.68% for the Institutional Class shares, 1.73% for Class P shares, 1.94% for the Administrative Class shares, and 2.08% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,076.24	$1,076.12	$1,074.92	$1,073.96	$1,021.74	$1,021.24	$1,020.49	$1,019.75
Expenses Paid During Period†	$3.31	$3.83	$4.60	$5.38	$3.23	$3.73	$4.48	$5.24

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.64% for Institutional Class, 0.74% for Class P, 0.89% for Administrative Class, and 1.04% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) seeks to exceed the total return of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments.

»	The Fund’s exposure to international equity markets through equity index derivatives added to absolute performance as the MSCI EAFE Net Dividend Index (USD Unhedged) increased over the period.

»

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

»	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

12	PIMCO Funds	Strategic Markets Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX
Class D - PIPDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	24.8%
Corporate Bonds & Notes	20.9%
U.S. Government Agencies	16.9%
Mortgage-Backed Securities	10.8%
Short-Term Instruments	10.6%
Foreign Currency-Denominated Issues	9.1%
Other	6.9%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	76.88%	8.03%	9.53%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class D	76.21%	7.58%	9.04%
MSCI EAFE Net Dividend Hedged USD Index	44.82%	4.36%	6.42%	*
Lipper International Multi-Cap Core Funds Average	55.17%	4.55%	7.62%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio is as stated in the Fund’s current Institutional Class and Class D prospectus dated 10/01/09, as supplemented to date, is 2.46% for the Institutional Class shares and 2.98% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Class D	Institutional Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,124.67	$1,121.98	$1,021.19	$1,019.20
Expenses Paid During Period†	$3.97	$6.08	$3.78	$5.79

† Expenses are equal to the net annualized expense ratio for the class (0.75% for Institutional Class and 1.15% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) seeks to exceed the total return of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments.

»

Portfolios managed to a U.S. dollar hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that are hedged to the U.S. dollar generally underperformed unhedged portfolios over the period, as the U.S. dollar underperformed most major currencies over the period.

»	The Fund’s exposure to international equity markets through equity index derivatives added to absolute performance as the MSCI EAFE Net Dividend Index (USD Hedged) increased over the period.

»

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities for most of the period added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

»	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Annual Report	March 31, 2010	13

PIMCO Small Cap StocksPLUS® TR Fund

Institutional Class - PSCSX	Class P - PCKPX
Class D - PCKDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	36.9%
U.S. Government Agencies	29.8%
Corporate Bonds & Notes	23.5%
Foreign Currency-Denominated Issues	3.2%
U.S. Treasury Obligations	1.8%
Other	4.8%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® TR Fund Institutional Class	94.74%	4.20%
PIMCO Small Cap StocksPLUS® TR Fund Class P	94.65%	4.12%
PIMCO Small Cap StocksPLUS® TR Fund Class D	94.07%	3.80%
Russell 2000® Index	62.75%	-1.61%
Lipper Specialty Diversified Equity Funds Average	40.73%	1.41%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/09, as supplemented to date, is 1.02% for the Institutional Class shares, 1.15% for Class P shares, and 1.58% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,176.40	$1,170.83	$1,170.69	$1,021.49	$1,020.99	$1,019.50
Expenses Paid During Period†	$3.74	$4.28	$5.90	$3.48	$3.98	$5.49

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.69% for Institutional Class, 0.79% for Class P, and 1.09% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

»	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the Russell 2000® Index increased over the period.

»

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

»	Positive duration (or sensitivity to market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

»	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

14	PIMCO Funds	Strategic Markets Funds

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class D - PSPDX
Administrative Class - PPLAX	Class P - PSKPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	44.5%
U.S. Government Agencies	26.6%
Corporate Bonds & Notes	12.4%
Mortgage-Backed Securities	4.4%
U.S. Treasury Obligations	3.4%
Other	8.7%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	71.35%	1.34%	-0.50%	8.32%
PIMCO StocksPLUS® Fund Class P	71.31%	1.31%	-0.49%	8.33%
PIMCO StocksPLUS® Fund Administrative Class	70.96%	1.11%	-0.79%	8.00%
PIMCO StocksPLUS® Fund Class D	71.00%	0.96%	-0.99%	7.85%
S&P 500 Index	49.77%	1.92%	-0.65%	8.01%	*
Lipper Large-Cap Core Funds Average	48.45%	1.85%	-0.13%	7.48%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/93.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.10% for the Institutional Class shares, 1.23% for Class P shares, 1.31% for the Administrative Class shares, and 1.53% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,146.99	$1,146.72	$1,146.05	$1,145.57	$1,022.39	$1,021.89	$1,021.14	$1,020.39
Expenses Paid During Period†	$2.73	$3.26	$4.07	$4.87	$2.57	$3.07	$3.83	$4.58

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.51% for Institutional Class, 0.61% for Class P, 0.76% for Administrative Class, and 0.91% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments.

»	The Fund’s exposure to domestic equity markets through equity index derivatives benefited absolute performance as the S&P 500 Index increased over the period.

»

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the two-year U.S. Treasury increased over the period.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

»	Allocations to non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Annual Report	March 31, 2010	15

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

Corporate Bonds & Notes	41.0%
U.S. Treasury Obligations	24.9%
Short-Term Instruments	14.4%
U.S. Government Agencies	11.0%
Foreign Currency-Denominated Issues	3.3%
Other	5.4%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	64.82%	-1.90%
S&P 500 Index	49.77%	-6.44%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR	63.90%	-3.72%
Lipper Specialty Diversified Equity Funds Average	40.73%	-1.13%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/09, as supplemented to date, is 0.81% for the Institutional Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,111.94	$1,021.94
Expenses Paid During Period†	$3.16	$3.02

† Expenses are equal to the net annualized expense ratio of 0.60% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return, which exceeds that of its benchmarks (the S&P 500 Index and a secondary blended index as described in the Prospectus), consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term fixed-income instruments.

»

The Fund’s primary benchmark index is the S&P 500 Index and the Fund’s secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long Government/Credit Index and subtracting 3 Month LIBOR.

»

A slight overweight duration position (or sensitivity to changes in market interest rates) versus the secondary benchmark index was a minor negative contributor to performance as yields rose across the majority of the yield curve.

»	A curve-steepening bias relative to the secondary benchmark index positively impacted relative performance as the two- to thirty-year yield spread steepened over the period.

»	An overweight allocation to long Agency debentures contributed to performance as they outperformed like-duration U.S. Treasuries over the period.

»	Exposure to a basket of emeriging market currencies benefited performance as these currencies appreciated versus the U.S. dollar over the period.

»	A below-benchmark allocation to corporate securities slightly detracted from performance as corporate securities dramatically outperformed like-duration U.S. Treasuries over the period.

»	Compared to the secondary benchmark index, an out-of-benchmark allocation to mortgage-backed securities (“MBS”) benefited performance as MBS outperformed like-duration U.S. Treasuries over the period.

»	The Fund’s exposure to domestic equity markets through equity index derivatives added to performance as the S&P 500 Index increased in value over the period.

16	PIMCO Funds	Strategic Markets Funds

PIMCO StocksPLUS® Total Return Fund

Institutional Class - PSPTX	Class P - PTOPX
Class D - PSTDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	31.7%
U.S. Government Agencies	25.6%
Corporate Bonds & Notes	22.4%
Mortgage-Backed Securities	5.6%
U.S. Treasury Obligations	4.3%
Other	10.4%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Total Return Fund Institutional Class	81.47%	3.07%	6.09%
PIMCO StocksPLUS® Total Return Fund Class P	81.20%	3.00%	6.05%
PIMCO StocksPLUS® Total Return Fund Class D	80.66%	2.67%	5.69%
S&P 500 Index	49.77%	1.92%	4.22%	*
Lipper Large-Cap Core Funds Average	48.45%	1.85%	3.92%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 2.56% for the Institutional Class shares, 2.55% for Class P shares, and 2.94 for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,171.10	$1,169.32	$1,167.29	$1,021.74	$1,021.24	$1,019.75
Expenses Paid During Period†	$3.46	$4.00	$5.62	$3.23	$3.73	$5.24

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.64% for Institutional Class, 0.74% for Class P, and 1.04% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments.

»	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the S&P 500 Index increased over the period.

»

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

»	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

»	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Annual Report	March 31, 2010	17

PIMCO StocksPLUS® TR Short Strategy Fund

Institutional Class - PSTIX	Class P - PSPLX
Class D - PSSDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Short-Term Instruments	43.4%
Corporate Bonds & Notes	19.7%
U.S. Government Agencies	15.1%
U.S. Treasury Obligations	11.5%
Foreign Currency-Denominated Issues	3.5%
Other	6.8%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® TR Short Strategy Fund Institutional Class	-25.64%	3.88%	3.41%
PIMCO StocksPLUS® TR Short Strategy Fund Class P	-25.70%	3.81%	3.34%
PIMCO StocksPLUS® TR Short Strategy Fund Class D	-25.95%	3.40%	2.94%
S&P 500 Index**	49.77%	1.92%	4.61%	*
Inverse of S&P 500 Index**	-35.27%	-4.44%	-6.47%	*
Lipper Dedicated Short Bias Funds Average	-46.94%	-10.41%	-11.65%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/03.

** Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index and retained the Inverse of S&P 500 Index as its secondary benchmark. This change was made to facilitate a comparison of the Fund’s performance to the S&P 500 Index.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class and Class D prospectus dated 10/01/09, as supplemented to date, is 1.43% for the Institutional Class shares, 1.53% for Class P shares, and 2.40% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$915.83	$921.38	$913.09	$1,021.49	$1,020.99	$1,019.50
Expenses Paid During Period†	$3.30	$1.27	$5.20	$3.48	$3.98	$5.49

† Expenses are equal to the net annualized expense ratio of 0.69% for Institutional Class, 0.79% for Class P, and 1.09% for Class D, multiplied by the average account value over the period, multiplied by 182/365 for the Institutional Class and Class D (to reflect the one-half year period and 62/365 for Class P (to reflect the period since inception date of 1/29/10 for Class P shares). The Fund’s Class P hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal half year.).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® TR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of fixed-income instruments, such that the Fund’s net asset value is generally expected to vary inversely to the value of the Index, subject to certain limitations.

»	The Fund’s short exposure to domestic equity markets through equity index derivatives detracted from absolute performance as the S&P 500 Index increased over the period.

»

Within the fixed income portfolio backing the equity derivatives, a yield advantage as well as the receipt of a LIBOR-based financing rate provided two sources of incremental income for the Fund, which benefited performance over the period.

»	Positive duration detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

»	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

»	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

»	Allocations to non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

18	PIMCO Funds	Strategic Markets Funds

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class P - PGAPX
Class D - PGMDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Exchange-Traded Funds	23.5%
StocksPLUS® Fund	17.2%
Short-Term Instruments	11.3%
Corporate Bonds & Notes	10.6%
Global Advantage Strategy Bond Fund	8.2%
Emerging Local Bond Fund	6.9%
Total Return Fund	6.3%
Emerging Markets and Infrastructure Bond Fund	5.8%
Other	10.2%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	27.20%	15.30%
PIMCO Global Multi-Asset Fund Class P	27.06%	15.19%
PIMCO Global Multi-Asset Fund Class D	26.39%	14.67%
MSCI World Index	52.37%	23.03%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	33.13%	18.33%	*
Lipper Global Flexible Portfolio Funds Average	34.63%	18.81%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.49% for the Institutional Class shares, 1.59% for Class P shares, and 2.09% for Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,048.08	$1,046.99	$1,044.91	$1,021.59	$1,021.09	$1,018.60
Expenses Paid During Period†	$3.42	$3.93	$6.47	$3.38	$3.88	$6.39

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.67% for Institutional Class, 0.77% for Class P, and 1.27% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 0.67% for Institutional Class, 0.77% for Class P, and 1.27% for Class D reflect net annualized expenses after application of an expense waiver of 0.28% for Institutional Class, Class P, and Class D, respectively.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Fund seeks total return, which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»	An overweight to emerging markets equities contributed to performance as emerging markets equities outperformed global developed equities over the period.

»	Allocations to commodities and gold detracted from relative performance as the Dow Jones-UBS Commodities Index Total Return underperformed the Fund’s benchmark index over the period.

»	An asset allocation decision to underweight global developed equities detracted from performance as global developed equities rallied over the period.

»	An overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield increased over the period.

»	Purchases within the portfolio of put options to hedge tail risk on the S&P 500 Index detracted from performance as the S&P 500 Index rallied over the period.

Annual Report	March 31, 2010	19

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS: 1-10 Year Index	Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

FTSE RAFI 1000 Index	FTSE RAFI 1000 Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

20	PIMCO Funds	Strategic Markets Funds

Index	Description

FTSE RAFI Emerging Markets Index	The FTSE RAFI Emerging Markets Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of non market-cap weighted indexes, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalisation. These factors include dividends, cash flow, sales and book value. The FTSE RAFI Emerging Markets Index is designed to provide investors with a tool to enable investment in emerging markets whilst using fundamental weightings methodology. The FTSE RAFI Emerging Markets Index consists of the 350 companies with the largest RAFI fundamental values, selected from the constituents of the FTSE Emerging Markets Index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index	MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Capital Long-Term Government/Credit Index - 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

All Asset Fund
Institutional Class
03/31/2010	$9.75	$0.94	$1.90	$2.84	$(0.90)	$0.00
03/31/2009	12.61	0.64	(2.85)	(2.21)	(0.65)	0.00
03/31/2008	12.80	0.99	(0.18)	0.81	(1.00)	0.00
03/31/2007	12.61	0.80	0.19	0.99	(0.76)	(0.04)
03/31/2006	12.64	0.89	(0.08)	0.81	(0.78)	(0.06)
Class P
03/31/2010	9.76	1.06	1.77	2.83	(0.89)	0.00
04/30/2008 - 03/31/2009	12.73	0.67	(3.00)	(2.33)	(0.64)	0.00
Administrative Class
03/31/2010	9.74	0.95	1.87	2.82	(0.88)	0.00
03/31/2009	12.59	0.58	(2.81)	(2.23)	(0.62)	0.00
03/31/2008	12.78	0.91	(0.13)	0.78	(0.97)	0.00
03/31/2007	12.60	0.82	0.13	0.95	(0.73)	(0.04)
03/31/2006	12.63	0.84	(0.06)	0.78	(0.75)	(0.06)
Class D
03/31/2010	9.71	0.94	1.85	2.79	(0.86)	0.00
03/31/2009	12.56	0.55	(2.81)	(2.26)	(0.59)	0.00
03/31/2008	12.75	0.88	(0.14)	0.74	(0.93)	0.00
03/31/2007	12.57	0.69	0.21	0.90	(0.68)	(0.04)
03/31/2006	12.61	0.82	(0.09)	0.73	(0.71)	(0.06)

All Asset All Authority Fund
Institutional Class
03/31/2010	$9.06	$0.97	$1.17	$2.14	$(0.83)	$0.00
03/31/2009	10.99	0.58	(1.86)	(1.28)	(0.53)	(0.12)
03/31/2008	10.69	0.79	0.34	1.13	(0.83)	0.00
03/31/2007	10.62	0.62	0.09	0.71	(0.62)	(0.02)
03/31/2006	10.53	0.71	0.02	0.73	(0.62)	(0.02)
Class P
03/31/2010	9.06	1.09	1.05	2.14	(0.83)	0.00
07/10/2008 - 03/31/2009	11.01	0.98	(2.36)	(1.38)	(0.45)	(0.12)
Class D
03/31/2010	9.02	1.00	1.08	2.08	(0.80)	0.00
03/31/2009	10.94	0.38	(1.69)	(1.31)	(0.49)	(0.12)
03/31/2008	10.66	0.69	0.36	1.05	(0.77)	0.00
03/31/2007	10.59	0.54	0.11	0.65	(0.56)	(0.02)
07/29/2005 - 03/31/2006	10.96	0.45	(0.29)	0.16	(0.51)	(0.02)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Ratio of expenses to average net assets includes line of credit expense.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(d)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(e)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(f)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.20% to 0.20%.

22	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.90)	$11.69	29.57%	$11,900,977	0.24	5%	0.22	5%	0.24	5%	0.22	5%	8.23%		78%
(0.65)	9.75	(17.90)	9,006,687	0.20	5	0.22	5	0.20	5	0.22	5	5.70		89
(1.00)	12.61	6.51	11,355,872	0.20	5	0.22	5	0.20	5	0.22	5	7.65		96
(0.80)	12.80	8.04	8,947,098	0.23	5(c)	0.23	5(c)	0.23	5(c)	0.23	5(c)	6.30		86
(0.84)	12.61	6.48	7,277,346	0.25		0.25		0.25		0.25		6.87		56

(0.89)	11.70	29.45	241,450	0.34	5	0.32	5	0.34	5	0.32	5	9.17		78
(0.64)	9.76	(18.62)	7,770	0.30	5*	0.32	5*	0.30	5*	0.32	5*	7.64	*	89

(0.88)	11.68	29.32	163,748	0.49	5	0.47	5	0.49	5	0.47	5	8.31		78
(0.62)	9.74	(18.07)	100,063	0.45	5	0.47	5	0.45	5	0.47	5	5.10		89
(0.97)	12.59	6.25	161,144	0.45	5	0.47	5	0.45	5	0.47	5	7.04		96
(0.77)	12.78	7.73	184,943	0.48	5(c)	0.48	5(c)	0.48	5(c)	0.48	5(c)	6.48		86
(0.81)	12.60	6.25	81,072	0.50		0.50		0.50		0.50		6.52		56

(0.86)	11.64	29.13	331,333	0.64	5	0.62	5	0.64	5	0.62	5	8.25		78
(0.59)	9.71	(18.31)	191,631	0.70	5(f)	0.72	5(f)	0.70	5(f)	0.72	5(f)	4.92		89
(0.93)	12.56	5.92	328,258	0.80	5	0.82	5	0.80	5	0.82	5	6.87		96
(0.72)	12.75	7.33	330,304	0.83	5(c)	0.83	5(c)	0.83	5(c)	0.83	5(c)	5.50		86
(0.77)	12.57	5.83	460,375	0.87	(e)	0.87	(e)	0.87	(e)	0.87	(e)	6.40		56

$(0.83)	$10.37	23.98%	$1,742,748	0.44	%(b)	0.44	%(b)	0.25%		0.25%		9.34%		45%
(0.65)	9.06	(11.73)	635,426	0.55	(b)	0.55	(b)	0.25		0.25		5.96		117
(0.83)	10.99	10.99	394,381	1.91	(b)	1.91	(b)	0.25		0.25		7.25		116
(0.64)	10.69	6.87	298,604	1.80	(b)(d)	1.80	(b)(d)	0.27	(d)	0.27	(d)	5.79		128
(0.64)	10.62	6.87	370,389	1.62	(b)	1.62	(b)	0.30		0.30		6.50		62

(0.83)	10.37	23.91	530,846	0.54	(b)	0.54	(b)	0.35		0.35		10.42		45
(0.57)	9.06	(12.59)	250	0.58	*(b)	0.58	*(b)	0.35	*	0.35	*	14.98	*	117

(0.80)	10.30	23.38	292,246	0.84	(b)	0.84	(b)	0.65		0.65		9.63		45
(0.61)	9.02	(12.07)	57,816	1.05	(b)(f)	1.05	(b)(f)	0.75	(f)	0.75	(f)	3.87		117
(0.77)	10.94	10.26	36,373	2.41	(b)	2.41	(b)	0.85		0.85		6.35		116
(0.58)	10.66	6.27	14,482	2.41	(b)(d)	2.41	(b)(d)	0.87	(d)	0.87	(d)	5.12		128
(0.53)	10.59	1.41	13,933	2.03	*(e)(b)	2.03	*(e)(b)	0.90	*(e)	0.90	*(e)	6.31	*	62

Annual Report	March 31, 2010	23

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

EM Fundamental IndexPLUSTM TR Strategy Fund
Institutional Class
03/31/2010	$10.34	$0.28	$9.91	$10.19	$(9.03)	$(0.40)	$0.00
11/26/2008 - 03/31/2009	10.00	0.07	1.03	1.10	(0.76)	0.00	0.00

Fundamental Advantage Total Return Strategy Fund
Institutional Class
03/31/2010	$4.38	$0.07	$1.07	$1.14	$(0.73)	$(0.17)	$0.00
03/31/2009	10.00	0.37	(0.86)	(0.49)	(0.02)	(5.11)	0.00
02/29/2008 - 03/31/2008	10.00	0.01	(0.01)	0.00	0.00	0.00	0.00
Class D
03/31/2010	4.35	0.04	1.07	1.11	(0.73)	(0.17)	0.00
07/31/2008 - 03/31/2009	9.81	0.23	(0.57)	(0.34)	(0.01)	(5.11)	0.00

Fundamental IndexPLUSTM Fund
Institutional Class
03/31/2010	$4.46	$0.11	$4.22	$4.33	$(1.76)	$0.00	$0.00
03/31/2009	9.52	0.31	(5.28)	(4.97)	0.00	0.00	(0.09)
03/31/2008	10.92	0.52	(1.32)	(0.80)	(0.12)	(0.03)	(0.45)
03/31/2007	10.34	0.51	0.96	1.47	(0.89)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.28	0.71	0.99	(0.65)	0.00	0.00
Administrative Class
03/31/2010	4.46	0.09	4.21	4.30	(1.75)	0.00	0.00
03/31/2009	9.51	0.27	(5.24)	(4.97)	0.00	0.00	(0.08)
03/31/2008	10.92	0.49	(1.32)	(0.83)	(0.10)	(0.03)	(0.45)
03/31/2007	10.34	0.45	0.99	1.44	(0.86)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.25	0.72	0.97	(0.63)	0.00	0.00
Class D
03/31/2010	4.45	0.09	4.18	4.27	(1.74)	0.00	0.00
03/31/2009	9.51	0.23	(5.21)	(4.98)	0.00	0.00	(0.08)
03/31/2008	10.92	0.48	(1.32)	(0.84)	(0.09)	(0.03)	(0.45)
12/29/2006 - 03/31/2007	10.72	0.12	0.08	0.20	0.00	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

24	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(9.43)	$11.10	104.46%	$368,540	1.26%		1.26%		1.25%		1.25%		1.99%		589%
(0.76)	10.34	10.94	178,966	1.25	*	1.25	*	1.25	*	1.25	*	2.06	*	244

$(0.90)	$4.62	26.73%	$3,321,122	0.90%		0.90%		0.89%		0.89%		1.50%		301%
(5.13)	4.38	(3.56)	220,383	1.48		1.48		0.89		0.89		4.50		621
0.00	10.00	0.00	361,600	0.89	*	1.05	*	0.89	*	1.05	*	0.72	*	151

(0.90)	4.56	26.10	27,219	1.30		1.30		1.29		1.29		0.85		301
(5.12)	4.35	(2.02)	99	2.75	*	2.75	*	1.29	*	1.29	*	7.08	*	621

$(1.76)	$7.03	100.40%	$106,397	0.73%		0.73%		0.70%		0.70%		1.60%		850%
(0.09)	4.46	(52.43)	62,466	1.19		1.19		0.70		0.70		3.93		501
(0.60)	9.52	(7.88)	378,483	0.76		0.76		0.70		0.70		4.73		67
(0.89)	10.92	14.41	487,097	0.65		0.65		0.65		0.65		4.68		23
(0.65)	10.34	10.13	78,427	0.65	*	0.65	*	0.65	*	0.65	*	3.62	*	49

(1.75)	7.01	99.72	11	0.98		0.98		0.95		0.95		1.34		850
(0.08)	4.46	(52.44)	5	1.45		1.45		0.95		0.95		3.73		501
(0.58)	9.51	(8.14)	11	1.02		1.02		0.95		0.95		4.47		67
(0.86)	10.92	14.11	13	0.90		0.90		0.90		0.90		4.22		23
(0.63)	10.34	9.93	11	0.90	*	0.90	*	0.90	*	0.90	*	3.29	*	49

(1.74)	6.98	99.35	23	1.13		1.13		1.10		1.10		1.38		850
(0.08)	4.45	(52.53)	24	1.71		1.71		1.10		1.10		3.56		501
(0.57)	9.51	(8.24)	9	1.17		1.17		1.10		1.10		4.33		67
0.00	10.92	1.91	10	1.05	*	1.05	*	1.05	*	1.05	*	4.55	*	23

Annual Report	March 31, 2010	25

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Fundamental IndexPLUSTM TR Fund
Institutional Class
03/31/2010	$4.82	$0.40	$4.41	$4.81	$(3.56)	$0.00	$0.00
03/31/2009	9.42	0.37	(4.84)	(4.47)	0.00	(0.08)	(0.05)
03/31/2008	10.46	0.51	(0.84)	(0.33)	(0.18)	0.00	(0.53)
03/31/2007	10.29	0.45	1.10	1.55	(1.38)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.27	0.47	0.74	(0.45)	0.00	0.00
Class P
03/31/2010	4.82	0.38	4.42	4.80	(3.55)	0.00	0.00
04/30/2008 - 03/31/2009	9.93	0.36	(5.34)	(4.98)	0.00	(0.08)	(0.05)
Administrative Class
03/31/2010	4.81	0.36	4.41	4.77	(3.55)	0.00	0.00
03/31/2009	9.41	0.39	(4.87)	(4.48)	0.00	(0.08)	(0.04)
03/31/2008	10.45	0.49	(0.84)	(0.35)	(0.16)	0.00	(0.53)
03/31/2007	10.29	0.42	1.10	1.52	(1.36)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.24	0.48	0.72	(0.43)	0.00	0.00
Class D
03/31/2010	4.79	0.34	4.39	4.73	(3.55)	0.00	0.00
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.16)	0.00	(0.52)
03/31/2007	10.28	0.42	1.08	1.50	(1.36)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.26	0.45	0.71	(0.43)	0.00	0.00

International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class
03/31/2010	$4.60	$0.20	$3.60	$3.80	$(2.00)	$0.00	$0.00
03/31/2009	9.55	0.36	(5.13)	(4.77)	0.00	(0.06)	(0.12)
03/31/2008	10.21	0.49	(0.31)	0.18	(0.39)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.15	0.48	0.63	(0.42)	0.00	0.00
Class P
03/31/2010	4.60	0.20	3.59	3.79	(1.99)	0.00	0.00
04/30/2008 - 03/31/2009	10.14	0.32	(5.68)	(5.36)	0.00	(0.06)	(0.12)
Administrative Class
03/31/2010	4.59	0.19	3.58	3.77	(1.99)	0.00	0.00
03/31/2009	9.54	0.34	(5.12)	(4.78)	0.00	(0.06)	(0.11)
03/31/2008	10.21	0.47	(0.32)	0.15	(0.37)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.14	0.48	0.62	(0.41)	0.00	0.00
Class D
03/31/2010	4.57	0.17	3.57	3.74	(1.99)	0.00	0.00
03/31/2009	9.49	0.36	(5.12)	(4.76)	0.00	(0.06)	(0.10)
03/31/2008	10.20	0.45	(0.35)	0.10	(0.36)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.14	0.48	0.62	(0.42)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.

26	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.56)	$6.07	107.06%	$206,500	0.97%		0.97%		0.79%		0.79%		5.94%		786%
(0.13)	4.82	(47.60)	525,176	1.60		1.60		0.79		0.79		5.54		564
(0.71)	9.42	(3.72)	508,453	1.28		1.28		0.79		0.79		4.88		279
(1.38)	10.46	15.57	564,994	0.74		0.74		0.74		0.74		4.29		464
(0.45)	10.29	7.51	488,324	0.75	*	0.75	*	0.75	*	0.75	*	3.60	*	426

(3.55)	6.07	106.76	1,087	0.99		0.99		0.89		0.89		5.22		786
(0.13)	4.82	(50.31)	5	1.73	*	1.73	*	0.89	*	0.89	*	5.61	*	564

(3.55)	6.03	106.50	13	1.17		1.17		1.04		1.04		5.25		786
(0.12)	4.81	(47.72)	6	1.91		1.91		1.04		1.04		5.36		564
(0.69)	9.41	(3.90)	12	1.54		1.54		1.04		1.04		4.62		279
(1.36)	10.45	15.23	12	0.99		0.99		0.99		0.99		4.01		464
(0.43)	10.29	7.32	11	1.00	*	1.00	*	1.00	*	1.00	*	3.21	*	426

(3.55)	5.97	105.95	4,725	1.32		1.32		1.19		1.19		5.02		786
(0.12)	4.79	(47.80)	1,712	2.07		2.07		1.19		1.19		5.19		564
(0.68)	9.38	(4.02)	10,220	1.70		1.70		1.19		1.19		4.48		279
(1.36)	10.42	15.03	10,834	1.14		1.14		1.14		1.14		3.98		464
(0.43)	10.28	7.24	5,617	1.14	*	1.14	*	1.14	*	1.14	*	3.36	*	426

$(2.00)	$6.40	84.13%	$68,672	0.65%		0.65%		0.64%		0.64%		3.04%		493%
(0.18)	4.60	(50.26)	37,609	1.68		1.68		0.64		0.64		5.12		456
(0.84)	9.55	1.35	72,625	1.30	(b)	1.30	(b)	0.66	(b)	0.66	(b)	4.75		384
(0.42)	10.21	6.41	57,155	0.69	*	1.04	*	0.69	*	1.04	*	4.63	*	197

(1.99)	6.40	83.88	15	0.75		0.75		0.74		0.74		2.82		493
(0.18)	4.60	(53.16)	5	1.73	*	1.73	*	0.74	*	0.74	*	5.07	*	456

(1.99)	6.37	83.60	10	0.90		0.90		0.89		0.89		2.80		493
(0.17)	4.59	(50.37)	5	1.94		1.94		0.89		0.89		4.86		456
(0.82)	9.54	1.06	11	1.53	(b)	1.53	(b)	0.91	(b)	0.91	(b)	4.52		384
(0.41)	10.21	6.33	11	0.94	*	1.29	*	0.94	*	1.29	*	4.38	*	197

(1.99)	6.32	83.30	3,235	1.05		1.05		1.04		1.04		2.49		493
(0.16)	4.57	(50.39)	497	2.08		2.08		1.04		1.04		4.78		456
(0.81)	9.49	0.54	633	1.56	(b)	1.56	(b)	1.06	(b)	1.06	(b)	4.33		384
(0.42)	10.20	6.30	537	1.09	*	2.66	*	1.09	*	2.66	*	4.33	*	197

Annual Report	March 31, 2010	27

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2010	$6.46	$0.54	$4.29	$4.83	$(1.69)	$(0.28)	$0.00
03/31/2009	10.31	0.54	(4.38)	(3.84)	(0.01)	0.00	0.00
03/31/2008	12.26	0.58	(2.15)	(1.57)	(0.32)	(0.06)	0.00
03/31/2007	12.40	0.52	1.19	1.71	(1.85)	0.00	0.00
03/31/2006	10.43	0.42	2.98	3.40	(1.43)	0.00	0.00
Class D
03/31/2010	6.38	0.38	4.35	4.73	(1.67)	(0.28)	0.00
03/31/2009	10.22	0.54	(4.38)	(3.84)	0.00	0.00	0.00
03/31/2008	12.16	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00
03/31/2007	12.33	0.46	1.17	1.63	(1.80)	0.00	0.00
03/31/2006	10.40	0.38	2.95	3.33	(1.40)	0.00	0.00

Small Cap StocksPLUS® TR Fund
Institutional Class
03/31/2010	$5.63	$0.33	$4.64	$4.97	$(3.63)	$0.00	$0.00
03/31/2009	9.07	0.26	(3.65)	(3.39)	(0.01)	0.00	(0.04)
03/31/2008	10.60	0.47	(1.46)	(0.99)	(0.42)	(0.12)	0.00
03/31/2007	10.00	0.46	0.28	0.74	(0.14)	0.00	0.00
Class P
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	0.00
04/30/2008 - 03/31/2009	9.49	0.27	(4.09)	(3.82)	0.00	0.00	(0.04)
Class D
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	0.00
03/31/2009	9.04	0.28	(3.69)	(3.41)	0.00	0.00	(0.02)
03/31/2008	10.57	0.44	(1.46)	(1.02)	(0.39)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.14)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.50%.
(c)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.10% to 0.45%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%.
(e)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.

28	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.97)	$9.32	76.88%	$162,453	0.95%		0.95%		0.75%		0.75%		6.16%		1,196%
(0.01)	6.46	(37.30)	217,610	2.45		2.45		0.75		0.75		6.64		1,001
(0.38)	10.31	(13.31)	219,680	1.50	(d)	1.50	(d)	0.78	(d)	0.78	(d)	4.75		908
(1.85)	12.26	14.67	543,706	0.83	(b)	0.83	(b)	0.82	(b)	0.82	(b)	4.25		696
(1.43)	12.40	33.44	553,344	0.85		0.85		0.85		0.85		3.51		682

(1.95)	9.16	76.21	47,459	1.20		1.20		1.15		1.15		4.04		1,196
0.00	6.38	(37.57)	3,580	2.97		2.97		1.15		1.15		6.22		1,001
(0.34)	10.22	(13.57)	9,389	2.00	(d)	2.00	(d)	1.18	(d)	1.18	(d)	4.39		908
(1.80)	12.16	14.06	5,671	1.23	(b)	1.23	(b)	1.22	(b)	1.22	(b)	3.83		696
(1.40)	12.33	32.84	5,346	1.27	(c)	1.27	(c)	1.27	(c)	1.27	(c)	3.17		682

$(3.63)	$6.97	94.74%	$154,296	0.79%		0.79%		0.69%		0.69%		4.42%		762%
(0.05)	5.63	(37.56)	450,524	1.02		1.02		0.69		0.69		3.89		609
(0.54)	9.07	(9.75)	26,751	1.50	(e)	1.50	(e)	0.71	(e)	0.71	(e)	4.66		403
(0.14)	10.60	7.39	11,307	0.74	*	1.96	*	0.74	*	1.96	*	4.50	*	671

(3.63)	6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762
(0.04)	5.63	(40.39)	6	1.15	*	1.15	*	0.79	*	0.79	*	3.88	*	609

(3.62)	6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762
(0.02)	5.61	(37.80)	124	1.58		1.58		1.09		1.09		3.73		609
(0.51)	9.04	(10.07)	131	1.85	(e)	1.85	(e)	1.11	(e)	1.11	(e)	4.30		403
(0.14)	10.57	17.27	106	1.14	*	2.98	*	1.14	*	2.98	*	4.20	*	671

Annual Report	March 31, 2010	29

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

StocksPLUS® Fund
Institutional Class
03/31/2010	$4.94	$0.13	$3.39	$3.52	$(0.19)	$0.00	$0.00
03/31/2009	9.95	0.33	(4.72)	(4.39)	(0.62)	0.00	0.00
03/31/2008	11.07	0.54	(1.04)	(0.50)	(0.62)	0.00	0.00
03/31/2007	10.38	0.48	0.67	1.15	(0.46)	0.00	0.00
03/31/2006	9.69	0.34	0.61	0.95	(0.26)	0.00	0.00
Class P
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	0.00
04/30/2008 - 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00	0.00
Administrative Class
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	0.00
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00	0.00
03/31/2008	10.83	0.51	(1.04)	(0.53)	(0.59)	0.00	0.00
03/31/2007	10.15	0.44	0.67	1.11	(0.43)	0.00	0.00
03/31/2006	9.49	0.30	0.60	0.90	(0.24)	0.00	0.00
Class D
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	0.00
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00	0.00
03/31/2008	10.76	0.48	(1.02)	(0.54)	(0.57)	0.00	0.00
03/31/2007	10.10	0.42	0.65	1.07	(0.41)	0.00	0.00
03/31/2006	9.44	0.29	0.61	0.90	(0.24)	0.00	0.00

StocksPLUS® Long Duration Fund
Institutional Class
03/31/2010	$5.48	$0.31	$3.17	$3.48	$(0.29)	$(0.50)	$0.00
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00
08/31/2007 - 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)	(0.25)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.05% to 0.35%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.

30	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$8.27	71.35%	$654,432	0.54%		0.54%		0.50%		0.50%		1.82%		392%
(0.62)	4.94	(46.33)	143,460	1.10		1.10		0.50		0.50		4.18		425
(0.62)	9.95	(4.95)	519,242	0.62	(d)	0.62	(d)	0.53	(d)	0.53	(d)	4.76		67
(0.46)	11.07	11.25	604,654	0.57	(c)	0.57	(c)	0.57	(c)	0.57	(c)	4.48		76
(0.26)	10.38	9.91	688,095	0.63	(b)	0.63	(b)	0.63	(b)	0.63	(b)	3.34		239

(0.18)	8.28	71.31	315	0.61		0.61		0.60		0.60		1.49		392
(0.62)	4.94	(49.40)	5	1.23	*	1.23	*	0.60	*	0.60	*	4.23	*	425

(0.19)	8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94		392
(0.59)	4.82	(46.41)	1,665	1.31		1.31		0.75		0.75		3.86		425
(0.59)	9.71	(5.30)	10,343	0.86	(d)	0.86	(d)	0.78	(d)	0.78	(d)	4.55		67
(0.43)	10.83	11.15	33,368	0.82	(c)	0.82	(c)	0.82	(c)	0.82	(c)	4.17		76
(0.24)	10.15	9.60	38,109	0.88	(b)	0.88	(b)	0.88	(b)	0.88	(b)	3.08		239

(0.19)	7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59		392
(0.59)	4.77	(46.59)	2,572	1.53		1.53		0.90		0.90		3.83		425
(0.57)	9.65	(5.38)	5,345	1.03	(d)	1.03	(d)	0.93	(d)	0.93	(d)	4.35		67
(0.41)	10.76	10.80	9,804	0.97	(c)	0.97	(c)	0.97	(c)	0.97	(c)	4.05		76
(0.24)	10.10	9.56	14,793	1.03	(b)	1.03	(b)	1.03	(b)	1.03	(b)	2.95		239

$(0.79)	$8.17	64.82%	$419,105	0.60%		0.60%		0.59%		0.59%		4.24%		417%
(0.09)	5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39		464
(0.40)	9.21	(4.23)	122,184	0.61	*	0.68	*	0.59	*	0.67	*	4.66	*	272

Annual Report	March 31, 2010	31

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

StocksPLUS® Total Return Fund
Institutional Class
03/31/2010	$4.84	$0.28	$3.55	$3.83	$(1.53)	$0.00	$0.00
03/31/2009	10.02	0.50	(5.09)	(4.59)	(0.53)	0.00	(0.06)
03/31/2008	11.87	0.59	(0.70)	(0.11)	(0.66)	(1.08)	0.00
03/31/2007	11.72	0.54	0.87	1.41	(0.51)	(0.75)	0.00
03/31/2006	12.37	0.45	0.79	1.24	(0.68)	(1.21)	0.00
Class P
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	0.00
04/30/2008 - 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00	(0.06)
Class D
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	0.00
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00	(0.06)
03/31/2008	11.83	0.55	(0.69)	(0.14)	(0.62)	(1.08)	0.00
03/31/2007	11.69	0.48	0.87	1.35	(0.46)	(0.75)	0.00
03/31/2006	12.35	0.42	0.77	1.19	(0.64)	(1.21)	0.00

StocksPLUS® TR Short Strategy Fund
Institutional Class
03/31/2010	$6.88	$0.10	$(1.83)	$(1.73)	$(0.13)	$(0.36)	$0.00
03/31/2009	9.43	0.42	2.92	3.34	(0.23)	(5.66)	0.00
03/31/2008	8.38	0.39	1.08	1.47	(0.42)	0.00	0.00
03/31/2007	8.88	0.39	(0.50)	(0.11)	(0.39)	0.00	0.00
03/31/2006	9.50	0.33	(0.83)	(0.50)	(0.12)	0.00	0.00
Class P
01/29/2010 - 03/31/2010	5.08	0.01	(0.41)	(0.40)	(0.02)	0.00	0.00
Class D
03/31/2010	6.71	0.08	(1.79)	(1.71)	(0.11)	(0.36)	0.00
03/31/2009	9.39	0.33	2.93	3.26	(0.28)	(5.66)	0.00
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00

Global Multi-Asset Fund
Institutional Class
03/31/2010	$9.31	$0.29	$2.23	$2.52	$(0.49)	$(0.14)	$0.00
10/29/2008 - 03/31/2009	10.00	0.41	(0.78)	(0.37)	(0.32)	0.00	0.00
Class P
03/31/2010	9.31	0.31	2.20	2.51	(0.49)	(0.14)	0.00
10/29/2008 - 03/31/2009	10.00	0.46	(0.83)	(0.37)	(0.32)	0.00	0.00
Class D
03/31/2010	9.30	0.22	2.23	2.45	(0.46)	(0.14)	0.00
10/29/2008 - 03/31/2009	10.00	0.15	(0.53)	(0.38)	(0.32)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(e)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.

32	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.53)	$7.14	81.47%	$155,222	0.69%		0.69%		0.64%		0.64%		4.21%		609%
(0.59)	4.84	(46.99)	101,848	2.56		2.56		0.64		0.64		6.61		521
(1.74)	10.02	(2.33)	182,993	2.25	(d)	2.25	(d)	0.67	(d)	0.67	(d)	5.01		411
(1.26)	11.87	12.24	266,065	0.71	(c)	0.71	(c)	0.71	(c)	0.71	(c)	4.53		284
(1.89)	11.72	10.28	148,962	0.74		0.74		0.74		0.74		3.56		322

(1.53)	7.13	81.20	329	0.76		0.76		0.74		0.74		3.80		609
(0.59)	4.84	(50.15)	5	2.55	*	2.55	*	0.74	*	0.74	*	6.52	*	521

(1.52)	7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61		609
(0.57)	4.82	(47.20)	4,352	2.94		2.94		1.04		1.04		6.24		521
(1.70)	9.99	(2.56)	7,144	3.10	(d)	3.10	(d)	1.07	(d)	1.07	(d)	4.78		411
(1.21)	11.83	11.74	3,949	1.11	(c)	1.11	(c)	1.11	(c)	1.11	(c)	4.08		284
(1.85)	11.69	9.87	3,595	1.16	(b)	1.16	(b)	1.16	(b)	1.16	(b)	3.39		322

$(0.49)	$4.66	(25.64)%	$752,805	0.69%		0.69%		0.69%		0.69%		1.93%		406%
(5.89)	6.88	46.74	18,892	1.43		1.43		0.69		0.69		4.45		515
(0.42)	9.43	18.39	197,340	1.21	(e)	1.21	(e)	0.71	(e)	0.71	(e)	4.60		220
(0.39)	8.38	(1.14)	156,469	0.74		0.74		0.74		0.74		4.41		413
(0.12)	8.88	(5.28)	130,805	0.74		0.74		0.74		0.74		3.60		667

(0.02)	4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406

(0.47)	4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406
(5.94)	6.71	45.75	47,833	2.40		2.40		1.09		1.09		4.12		515
(0.40)	9.39	17.80	9,449	1.65	(e)	1.65	(e)	1.11	(e)	1.11	(e)	3.89		220
(0.36)	8.37	(4.52)	239	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413

$(0.63)	$11.20	27.20%	$951,110	0.69%		0.95%		0.69%		0.95%		2.60%		217%
(0.32)	9.31	(3.78)	191,340	0.52	*	1.10	*	0.52	*	1.10	*	10.40	*	83

(0.63)	11.19	27.06	164,760	0.78		1.05		0.78		1.05		2.77		217
(0.32)	9.31	(3.80)	10	0.62	*	1.15	*	0.62	*	1.15	*	11.59	*	83

(0.60)	11.15	26.39	121,844	1.29		1.55		1.29		1.55		2.02		217
(0.32)	9.30	(3.92)	17,099	1.12	*	1.82	*	1.12	*	1.82	*	3.89	*	83

Annual Report	March 31, 2010	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	All Asset Fund	All Asset All Authority Fund	EM Fundamental IndexPLUSTM TR Strategy Fund	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM Fund	Fundamental IndexPLUSTM TR Fund

Assets:
Investments, at value	$0	$0	$236,720	$2,154,662	$71,762	$219,835
Investments in Affiliates, at value	14,937,491	4,480,801	105,376	880,208	28,262	45,005
Repurchase agreements, at value	0	8,216	28,049	315,421	7,189	3,270
Cash	0	0	108	8,733	0	1
Deposits with counterparty	0	0	26	79	83	22
Foreign currency, at value	0	0	435	3,524	65	316
Receivable for investments sold	0	0	26,881	61,476	2,365	109,592
Receivable for investments in Affiliates sold	0	2,138	0	17,000	300	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	21,458
Receivable for Fund shares sold	135,874	18,184	0	10,860	12	702
Interest and dividends receivable	0	0	1,472	9,745	215	1,640
Dividends receivable from Affiliates	40,073	10,062	23	206	6	7
Variation margin receivable	0	0	296	11,204	5	96
Swap premiums paid	0	0	811	4,641	91	1,247
Unrealized appreciation on foreign currency contracts	0	0	251	2,798	145	330
Unrealized appreciation on swap agreements	0	0	28,864	79,721	1,890	10,926
Other assets	0	0	0	0	0	0
	15,113,438	4,519,401	429,312	3,560,278	112,390	414,447

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0	$676
Payable for investments purchased	0	0	25,246	77,956	2,133	125,896
Payable for investments in Affiliates purchased	40,073	20,228	23	206	6	7
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	1,100	21,514
Payable for short sales	0	0	8,534	9,600	0	18,134
Deposits from counterparty	0	0	25,691	69,384	1,990	12,001
Payable for Fund shares redeemed	16,672	8,959	0	53	2	43
Payable for line of credit	0	439,866	0	0	0	0
Written options outstanding	0	0	418	4,067	79	263
Accrued related party fees	4,972	2,063	380	2,469	61	166
Variation margin payable	0	0	0	0	1	0
Reimbursement to Manager	124	0	14	17	0	0
Swap premiums received	0	0	247	513	60	525
Unrealized depreciation on foreign currency contracts	0	0	195	1,033	29	101
Unrealized depreciation on swap agreements	0	0	23	26,940	498	208
Other liabilities	0	0	1	0	0	0
	61,841	471,116	60,772	192,238	5,959	179,534

Net Assets	$15,051,597	$4,048,285	$368,540	$3,368,040	$106,431	$234,913

Net Assets Consist of:
Paid in capital	$16,698,719	$4,114,410	$344,708	$3,496,857	$128,980	$198,686
Undistributed (overdistributed) net investment income	59,857	6,970	(18,802)	137,509	15,309	56,881
Accumulated undistributed net realized gain (loss)	(2,431,370)	(116,200)	1,679	(307,503)	(35,391)	(32,094)
Net unrealized appreciation (depreciation)	724,391	43,105	40,955	41,177	(2,467)	11,440
	$15,051,597	$4,048,285	$368,540	$3,368,040	$106,431	$234,913

Net Assets:
Institutional Class	$11,900,977	$1,742,748	$368,540	$3,321,122	$106,397	$206,500
Class P	241,450	530,846	NA	NA	NA	1,087
Administrative Class	163,748	NA	NA	NA	11	13
Class D	331,333	292,246	NA	27,219	23	4,725
Other Classes	2,414,089	1,482,445	NA	19,699	NA	22,588

Shares Issued and Outstanding:
Institutional Class	1,017,778	168,035	33,209	718,654	15,125	34,002
Class P	20,642	51,206	NA	NA	NA	179
Administrative Class	14,023	NA	NA	NA	2	2
Class D	28,470	28,362	NA	5,973	3	791

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.69	$10.37	$11.10	$4.62	$7.03	$6.07
Class P	11.70	10.37	NA	NA	NA	6.07
Administrative Class	11.68	NA	NA	NA	7.01	6.03
Class D	11.64	10.30	NA	4.56	6.98	5.97

Cost of Investments Owned	$0	$0	$228,410	$2,136,089	$75,881	$220,696
Cost of Investments in Affiliates Owned	$14,213,100	$4,437,696	$105,387	$880,262	$28,262	$45,004
Cost of Repurchase Agreements Owned	$0	$8,216	$28,049	$315,421	$7,189	$3,270
Cost of Foreign Currency Held	$0	$0	$431	$3,491	$65	$317
Proceeds Received on Short Sales	$0	$0	$8,557	$9,608	$0	$18,022
Premiums Received on Written Options	$0	$0	$1,094	$10,249	$235	$869

34	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

International StocksPLUS® TR Strategy Fund (Unhedged)	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Small Cap StocksPLUS® TR Fund	StocksPLUS® Fund	StocksPLUS® Long Duration Fund	StocksPLUS® Total Return Fund	StocksPLUS® TR Short Strategy Fund

$54,481	$232,839	$117,653	$520,311	$412,657	$156,415	$632,002
22,540	25,002	50,324	210,682	40,298	66,996	274,725
4,138	490	10,500	43,784	26,765	2,586	108,162
0	0	119	0	0	17	66
92	280	90	3,495	0	1,501	303
120	2,252	469	663	18	311	1,214
3,722	217,252	28,705	48,174	9,529	106,169	56,131
300	0	1,000	6,700	0	0	15,100
0	17,284	0	0	0	0	0
153	265	432	1,392	0	637	31,083
434	1,674	738	1,074	4,988	1,209	3,849
5	5	11	48	10	12	66
38	57	142	82	35	136	4,596
206	236	301	440	925	279	1,268
125	2,635	171	573	956	203	823
483	1,368	10,410	13,131	773	6,949	3,635
0	0	0	7	0	0	0
86,837	501,639	221,065	850,556	496,954	343,420	1,133,023

$0	$0	$0	$0	$53,899	$0	$9,554
6,166	151,758	25,900	16,129	15,963	86,941	68,038
5	5	11	48	10	12	66
0	37,049	0	7,900	0	0	0
0	75,847	12,801	15,965	3,200	24,122	0
580	3,500	9,701	17,951	2,750	6,850	5,090
15	39	28	151	0	205	2,509
0	0	0	0	0	0	0
103	161	192	525	185	247	1,283
46	170	103	387	203	139	706
0	0	206	1,741	1,500	401	0
3	0	7	0	19	0	0
26	631	538	352	2	158	254
56	1,449	58	137	118	33	226
43	1,119	20	845	0	92	39
0	0	0	0	0	0	8
7,043	271,728	49,565	62,131	77,849	119,200	87,773

$79,794	$229,911	$171,500	$788,425	$419,105	$224,220	$1,045,250

$72,031	$195,041	$331,370	$1,059,803	$347,390	$329,725	$1,197,209
6,741	47,727	(2,332)	69,249	3,226	445	6,463
(830)	(8,471)	(171,074)	(357,690)	43,688	(117,206)	(154,105)
1,852	(4,386)	13,536	17,063	24,801	11,256	(4,317)
$79,794	$229,911	$171,500	$788,425	$419,105	$224,220	$1,045,250

$68,672	$162,453	$154,296	$654,432	$419,105	$155,222	$752,805
15	NA	1,868	315	NA	329	9
10	NA	NA	2,857	NA	NA	NA
3,235	47,459	1,780	8,827	NA	15,281	114,034
7,862	19,999	13,556	121,994	NA	53,388	178,402

10,733	17,443	22,136	79,152	51,322	21,740	161,647
2	NA	268	38	NA	46	2
2	NA	NA	355	NA	NA	NA
512	5,180	258	1,108	NA	2,157	25,176

$6.40	$9.32	$6.97	$8.27	$8.17	$7.14	$4.66
6.40	NA	6.97	8.28	NA	7.13	4.66
6.37	NA	NA	8.05	NA	NA	NA
6.32	9.16	6.91	7.97	NA	7.08	4.53

$53,439	$239,800	$115,167	$532,755	$404,813	$156,227	$622,463
$22,542	$25,001	$50,325	$210,675	$40,298	$66,994	$274,741
$4,138	$490	$10,500	$43,784	$26,765	$2,586	$108,162
$119	$2,264	$460	$654	$18	$312	$1,206
$0	$75,773	$12,712	$15,914	$3,187	$24,213	$0
$241	$948	$413	$1,372	$881	$727	$3,574

Annual Report	March 31, 2010	35

Consolidated Statement of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)	Global Multi-Asset Fund

Assets:
Investments, at value	$840,758
Investments in Affiliates, at value	1,237,376
Repurchase agreements, at value	33,833
Deposits with counterparty	574
Foreign currency, at value	5
Receivable for investments sold	2,861
Receivable for Fund shares sold	11,354
Interest and dividends receivable	2,834
Dividends receivable from Affiliates	1,892
Variation margin receivable	174
Swap premiums paid	1,851
Unrealized appreciation on foreign currency contracts	2,929
Unrealized appreciation on swap agreements	4,485
2,140,926

Liabilities:
Payable for investments purchased	$2,502
Payable for investments in Affiliates purchased	1,892
Deposits from counterparty	2,690
Payable for Fund shares redeemed	1,745
Overdraft due to custodian	2,015
Written options outstanding	511
Accrued related party fees	1,756
Reimbursement to Manager	35
Swap premiums received	2,159
Unrealized depreciation on foreign currency contracts	2,896
Unrealized depreciation on swap agreements	3,019
21,220

Net Assets	$2,119,706

Net Assets Consist of:
Paid in capital	$2,033,141
Overdistributed net investment income	(6,520)
Accumulated undistributed net realized gain	(1,343)
Net unrealized appreciation	94,428
$2,119,706

Net Assets:
Institutional Class	$951,110
Class P	164,760
Administrative Class	NA
Class D	121,844
Other Classes	881,992

Shares Issued and Outstanding:
Institutional Class	84,951
Class P	14,727
Administrative Class	NA
Class D	10,930

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.20
Class P	11.19
Administrative Class	NA
Class D	11.15

Cost of Investments Owned	$804,193
Cost of Investments in Affiliates Owned	$1,187,897
Cost of Repurchase Agreements Owned	$33,833
Cost of Foreign Currency Held	$4
Premiums Received on Written Options	$6,255

36	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	All Asset Fund	All Asset All Authority Fund	EM Fundamental IndexPLUSTM TR Strategy Fund	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM Fund	Fundamental IndexPLUSTM TR Fund

Investment Income:
Interest, net of foreign taxes*	$1	$1	$9,576	$29,811	$1,835	$17,239
Dividends	0	0	76	151	0	514
Dividends from Affiliate investments	1,130,075	248,455	169	813	48	75
Miscellaneous income	0	0	0	1	0	1
Total Income	1,130,076	248,456	9,821	30,776	1,883	17,829

Expenses:
Investment advisory fees	23,209	5,060	2,556	8,140	363	1,405
Supervisory and administrative fees	14,855	5,420	1,203	3,198	202	677
Distribution and/or servicing fees - Administrative Class	336	0	0	0	0	0
Distribution and/or servicing fees - Class D	661	353	0	11	0	7
Distribution and/or servicing fees - Other Classes	13,873	5,599	0	30	0	68
Trustees’ fees	0	0	1	2	0	1
Interest expense	33	4,929	25	184	24	449
Reimbursement to Manager	2,944	0	0	0	0	0
Miscellaneous expense	0	20	23	22	0	2
Total Expenses	55,911	21,381	3,808	11,587	589	2,609

Net Investment Income	1,074,165	227,075	6,013	19,189	1,294	15,220

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	0	0	6,755	(8,199)	(3,476)	(13,510)
Net realized gain (loss) on Affiliate investments	(510,408)	(10,945)	8	39	12	(4)
Net capital gain distributions received from Underlying Funds	64,575	24,937	0	0	0	0
Net realized gain (loss) on futures contracts, written options and swaps	0	0	154,640	105,220	(10,339)	104,876
Net realized gain (loss) on foreign currency transactions	0	0	861	2,102	(928)	(106)
Net change in unrealized appreciation on investments	0	0	5,822	56,619	14,431	49,986
Net change in unrealized appreciation (depreciation) on Affiliate investments	2,612,670	177,036	(11)	(55)	0	1
Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	13,406	9,809	52,749	56,488
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	141	2,434	671	1,335
Net Gain	2,166,837	191,028	181,622	167,969	53,120	199,066

Net Increase in Net Assets Resulting from Operations	$3,241,002	$418,103	$187,635	$187,158	$54,414	$214,286

* Foreign tax withholdings	$0	$0	$1	$0	$0	$0

Annual Report	March 31, 2010	37

Statements of Operations  (Cont.)

Year Ended March 31, 2010
(Amounts in thousands)	International StocksPLUS® TR Strategy Fund (Unhedged)	International StocksPLUS® TR Strategy Fund (U.S. Dollar- Hedged)	Small Cap StocksPLUS® TR Fund	StocksPLUS® Fund	StocksPLUS® Long Duration Fund	StocksPLUS® Total Return Fund	StocksPLUS® TR Short Strategy Fund

Investment Income:
Interest, net of foreign taxes*	$2,207	$14,866	$7,316	$9,319	$19,474	$8,558	$13,302
Dividends	0	248	15	767	59	205	309
Dividends from Affiliate investments	37	75	74	330	153	78	308
Miscellaneous income	0	0	0	1	0	0	0
Total Income	2,244	15,189	7,405	10,417	19,686	8,841	13,919

Expenses:
Investment advisory fees	238	1,011	632	1,051	1,421	703	2,309
Supervisory and administrative fees	158	753	367	1,221	975	511	1,561
Distribution and/or servicing fees - Class M	0	0	0	0	0	0	0
Distribution and/or servicing fees - Class P	0	0	0	0	0	0	0
Distribution and/or servicing fees - Administrative Class	0	0	0	6	0	0	0
Distribution and/or servicing fees - Class D	3	89	2	12	0	23	148
Distribution and/or servicing fees - Other Classes	11	98	19	534	0	194	376
Trustees’ fees	0	1	0	1	1	0	1
Interest expense	6	392	147	127	25	89	9
Miscellaneous expense	3	1	7	3	20	1	2
Total Expenses	419	2,345	1,174	2,955	2,442	1,521	4,406

Net Investment Income	1,825	12,844	6,231	7,462	17,244	7,320	9,513

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(97)	2,090	(1,827)	(8,336)	2,273	4,937	5,061
Net realized gain on Affiliate investments	3	20	13	32	35	11	27
Net realized gain (loss) on futures contracts, written options and swaps	25,891	104,104	119,565	126,556	149,233	64,351	(158,632)
Net realized gain (loss) on foreign currency transactions	(118)	(22,373)	(1,255)	417	(419)	(125)	763
Net change in unrealized appreciation on investments	6,571	32,201	14,839	33,046	16,992	14,390	21,723
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3)	(1)	(1)	6	0	1	(16)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(2,050)	(8,370)	(24,388)	38,944	(6,012)	9,946	(11,795)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	296	8,327	1,380	1,490	1,103	793	1,005
Net Gain (Loss)	30,493	115,998	108,326	192,155	163,205	94,304	(141,864)

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,318	$128,842	$114,557	$199,617	$180,449	$101,624	$(132,351)

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0	$8

38	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2010
(Amounts in thousands)	Global Multi-Asset Fund

Investment Income:
Interest	$8,770
Dividends	680
Dividends from Affiliate investments	27,309
Total Income	36,759

Expenses:
Investment advisory fees	9,886
Supervisory and administrative fees	2,336
Distribution and/or servicing fees - Class D	169
Distribution and/or servicing fees - Other Classes	2,175
Trustees’ fees	2
Interest expense	13
Miscellaneous expense	55
Total Expenses	14,636
Waiver and/or Reimbursement by Manager	(2,837)
Net Expenses	11,799

Net Investment Income	24,960

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,979)
Net realized gain on Affiliate investments	13,317
Net capital gain distributions received from Underlying Funds	234
Net realized gain on futures contracts, written options and swaps	48,714
Net realized (loss) on foreign currency transactions	(606)
Net change in unrealized appreciation on investments	36,439
Net change in unrealized appreciation on Affiliate investments	53,284
Net change in unrealized appreciation on futures contracts, written options and swaps	1,865
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(130)
Net Gain	151,138

Net Increase in Net Assets Resulting from Operations	$176,098

Annual Report	March 31, 2010	39

Statements of Changes in Net Assets

	All Asset Fund		All Asset All Authority Fund		EM Fundamental IndexPLUSTM TR Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Period from November 26, 2008 to March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,074,165	$750,143	$227,075	$71,679	$6,013	$544
Net realized gain (loss)	0	0	0	0	162,256	(13,176)
Net realized gain (loss) on Affiliate investments	(510,408)	(1,841,540)	(10,945)	(129,255)	8	2
Net capital gain distributions received from Underlying Funds	64,575	154,064	24,937	37,447	0	0
Net change in unrealized appreciation (depreciation)	0	(118,759)	0	(26,867)	19,369	21,597
Net change in unrealized appreciation (depreciation) on Affiliate investments	2,612,670	(1,888,278)	177,036	(133,931)	(11)	0
Net increase (decrease) resulting from operations	3,241,002	(2,944,370)	418,103	(180,927)	187,635	8,967

Distributions to Shareholders:
From net investment income
Institutional Class	(834,044)	(609,321)	(99,912)	(31,264)	(164,872)	(764)
Class P	(14,050)	(128)	(24,285)	(6)	0	0
Administrative Class	(10,858)	(6,594)	0	0	0	0
Class D	(21,260)	(13,853)	(14,354)	(2,933)	0	0
Other Classes	(155,644)	(124,469)	(83,625)	(35,957)	0	0
From net realized capital gains
Institutional Class	0	0	0	(6,414)	(7,142)	0
Class P	0	0	0	(2)	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	(419)	0	0
Other Classes	0	0	0	(9,591)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(1,035,856)	(754,365)	(222,176)	(86,586)	(172,014)	(764)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,468,706	2,994,585	1,195,982	608,987	14,637	170,010
Class P	269,112	8,758	577,115	242	0	0
Administrative Class	59,180	50,854	0	0	0	0
Class D	173,952	123,868	282,528	96,330	0	0
Other Classes	689,281	726,592	952,235	771,585	0	0
Issued as reinvestment of distributions
Institutional Class	748,238	557,504	86,603	32,717	171,855	764
Class P	6,807	56	10,450	8	0	0
Administrative Class	10,400	6,332	0	0	0	0
Class D	18,810	12,553	11,102	2,912	0	0
Other Classes	119,674	90,851	63,122	31,348	0	0
Cost of shares redeemed
Institutional Class	(3,084,732)	(3,031,355)	(260,862)	(301,272)	(12,539)	(11)
Class P	(58,503)	(1,143)	(58,633)	0	0	0
Administrative Class	(26,445)	(84,391)	0	0	0	0
Class D	(92,102)	(196,090)	(64,560)	(67,413)	0	0
Other Classes	(728,768)	(1,191,665)	(429,677)	(384,010)	0	0
Net increase (decrease) resulting from Fund share transactions	1,573,610	67,309	2,365,405	791,434	173,953	170,763

Fund Redemption Fee	12	70	2	84	0	0

Total Increase (Decrease) in Net Assets	3,778,768	(3,631,356)	2,561,334	524,005	189,574	178,966

Net Assets:
Beginning of year or period	11,272,829	14,904,185	1,486,951	962,946	178,966	0
End of year*	$15,051,597	$11,272,829	$4,048,285	$1,486,951	$368,540	$178,966

*Including undistributed (overdistributed) net investment income of:	$59,857	$21,548	$6,970	$2,070	$(18,802)	$(13,988)

40	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Fundamental Advantage Total Return Strategy Fund		Fundamental IndexPLUSTM Fund		Fundamental IndexPLUSTM TR Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$19,189	$19,927	$1,294	$9,682	$15,220	$28,413
99,123	(26,528)	(14,743)	(122,094)	91,260	(256,413)
39	3	12	1	(4)	14
0	0	0	0	0	0
68,862	(27,597)	67,851	(36,221)	107,809	(71,441)
(55)	0	0	0	1	0
187,158	(34,195)	54,414	(148,632)	214,286	(299,427)

(274,749)	(989)	(19,287)	0	(88,471)	0
0	0	0	0	(461)	0
0	0	(2)	0	(5)	0
(1,195)	0	(5)	0	(1,380)	0
(1,503)	(1)	0	0	(6,889)	0

(41,608)	(130,574)	0	0	0	(5,464)
0	0	0	0	0	0
0	0	0	0	0	0
(197)	(30)	0	0	0	(82)
(284)	(532)	0	0	0	(266)

0	0	0	(2,955)	0	(4,098)
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	(1)	0	(38)
0	0	0	0	0	(110)

(319,536)	(132,126)	(19,294)	(2,956)	(97,206)	(10,058)

2,947,715	370,433	32,640	18,397	72,556	773,148
0	0	0	0	3,996	10
0	0	0	0	0	0
30,293	223	99	122	2,264	3,473
24,425	2,067	0	0	22,105	7,613

316,109	131,563	15,727	2,741	66,375	9,351
0	0	0	0	7	0
0	0	2	0	5	0
1,173	30	5	1	1,374	120
1,622	533	0	0	6,009	163

(32,610)	(477,476)	(39,539)	(185,597)	(571,605)	(478,089)
0	0	0	0	(3,599)	0
0	0	0	0	0	0
(3,197)	(116)	(118)	(84)	(1,010)	(7,238)
(6,745)	(903)	0	0	(18,366)	(18,920)
3,278,785	26,354	8,816	(164,420)	(419,889)	289,631

0	0	0	0	0	0

3,146,407	(139,967)	43,936	(316,008)	(302,809)	(19,854)

221,633	361,600	62,495	378,503	537,722	557,576
$3,368,040	$221,633	$106,431	$62,495	$234,913	$537,722

$137,509	$(19,050)	$15,309	$40,909	$56,881	$43,317

Annual Report	March 31, 2010	41

Statements of Changes in Net Assets  (Cont.)

	International StocksPLUS® TR Strategy Fund (Unhedged)		International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)		Small Cap StocksPLUS® TR Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,825	$2,927	$12,844	$21,474	$6,231	$13,656
Net realized gain (loss)	25,676	(35,192)	83,837	(145,063)	116,483	(250,188)
Net realized gain on Affiliate investments	3	0	4	1	13	16
Net change in unrealized appreciation (depreciation)	4,817	(6,351)	32,158	(43,368)	(8,169)	20,774
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3)	1	(1)	2	(1)	0
Net increase (decrease) resulting from operations	32,318	(38,615)	128,842	(166,954)	114,557	(215,742)

Distributions to Shareholders:
From net investment income
Institutional Class	(14,775)	0	(25,700)	(200)	(51,061)	(626)
Class P	(10)	0	0	0	(29)	0
Administrative Class	(2)	0	0	0	0	0
Class D	(352)	0	(9,643)	0	(316)	0
Other Classes	(1,381)	0	(3,363)	0	(2,389)	0
From net realized capital gains
Institutional Class	0	(452)	(4,033)	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	(6)	(1,626)	0	0	0
Other Classes	0	(8)	(532)	0	0	0
Tax basis return of capital
Institutional Class	0	(949)	0	0	0	(1,742)
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	(11)	0	0	0	0
Other Classes	0	(13)	0	0	0	(3)

Total Distributions	(16,520)	(1,439)	(44,897)	(200)	(53,795)	(2,371)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	15,868	3,264	13,412	278,893	12,351	1,407,255
Class P	36	10	0	0	1,785	10
Administrative Class	0	0	0	0	0	0
Class D	3,302	1,665	63,610	1,413	1,831	204
Other Classes	9,109	641	13,835	3,229	19,076	3,530
Issued as reinvestment of distributions
Institutional Class	12,990	1,209	29,467	200	51,029	2,367
Class P	2	0	0	0	23	0
Administrative Class	2	0	0	0	0	0
Class D	345	16	10,855	0	310	0
Other Classes	1,343	21	2,761	0	2,148	3
Cost of shares redeemed
Institutional Class	(13,875)	(1,137)	(176,389)	(124,795)	(420,014)	(768,560)
Class P	(28)	0	0	0	(10)	0
Administrative Class	0	0	0	0	0	0
Class D	(1,039)	(860)	(31,711)	(4,876)	(446)	(147)
Other Classes	(2,786)	(1,596)	(11,709)	(13,483)	(9,566)	(1,837)
Net increase (decrease) resulting from Fund share transactions	25,269	3,233	(85,869)	140,581	(341,483)	642,825

Fund Redemption Fee	0	0	0	1	0	22

Total Increase (Decrease) in Net Assets	41,067	(36,821)	(1,924)	(26,572)	(280,721)	424,734

Net Assets:
Beginning of year	38,727	75,548	231,835	258,407	452,221	27,487
End of Year*	$79,794	$38,727	$229,911	$231,835	$171,500	$452,221

*Including undistributed (overdistributed) net investment income of:	$6,741	$(3,004)	$47,727	$(11,000)	$(2,332)	$(7,527)

42	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

StocksPLUS® Fund		StocksPLUS® Long Duration Fund		StocksPLUS® Total Return Fund		StocksPLUS® TR Short Strategy Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$7,462	$18,782	$17,244	$5,359	$7,320	$12,733	$9,513	$8,563
118,637	(237,180)	151,087	(70,989)	69,163	(120,579)	(152,808)	86,278
32	4	35	5	11	1	27	1
73,480	(43,985)	12,083	11,974	25,129	(12,561)	10,933	(19,438)
6	1	0	0	1	1	(16)	0
199,617	(262,378)	180,449	(53,651)	101,624	(120,405)	(132,351)	75,404

(14,904)	(24,687)	(16,694)	(1,672)	(27,455)	(10,077)	(8,332)	(2,139)
(7)	(1)	0	0	(59)	(1)	0	0
(66)	(520)	0	0	0	0	0	0
(190)	(335)	0	0	(2,208)	(417)	(1,144)	(1,572)
(2,770)	(11,045)	0	0	(6,259)	(2,447)	(1,916)	(1,756)

0	0	(29,593)	0	0	0	(26,778)	(1,859)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	(3,226)	(23,254)
0	0	0	0	0	0	(10,193)	(19,338)

0	(119)	0	0	0	(1,168)	0	0
0	0	0	0	0	0	0	0
0	(2)	0	0	0	0	0	0
0	(2)	0	0	0	(47)	0	0
0	(53)	0	0	0	(326)	0	0

(17,937)	(36,764)	(46,287)	(1,672)	(35,981)	(14,483)	(51,589)	(49,918)

454,661	80,910	173,521	161,784	2,520	31,279	903,720	205,058
943	10	0	0	389	10	10	0
490	1,019	0	0	0	0	0	0
9,203	2,564	0	0	9,739	3,341	159,461	96,705
22,637	31,676	0	0	28,823	9,162	335,156	106,001

14,610	22,578	46,287	1,672	27,436	11,207	35,043	3,998
4	1	0	0	6	1	0	0
66	515	0	0	0	0	0	0
158	305	0	0	1,995	437	4,217	15,180
2,355	9,076	0	0	5,237	2,278	11,132	19,154

(84,619)	(280,634)	(141,686)	(23,496)	(28,630)	(20,179)	(86,426)	(429,829)
(741)	0	0	0	(127)	0	0	0
(478)	(5,813)	0	0	0	0	0	0
(5,043)	(2,892)	0	0	(3,274)	(2,335)	(75,142)	(59,954)
(45,974)	(54,941)	0	0	(15,972)	(19,602)	(180,297)	(109,189)
368,272	(195,626)	78,122	139,960	28,142	15,599	1,106,874	(152,876)

2	255	0	0	0	4	1	64

549,954	(494,513)	212,284	84,637	93,785	(119,285)	922,935	(127,326)

238,471	732,984	206,821	122,184	130,435	249,720	122,315	249,641
$788,425	$238,471	$419,105	$206,821	$224,220	$130,435	$1,045,250	$122,315

$69,249	$2,632	$3,226	$2,648	$445	$3,102	$6,463	$5,443

Annual Report	March 31, 2010	43

Consolidated Statements of Changes in Net Assets

	Global Multi- Asset Fund

(Amounts in thousands)	Year Ended March 31, 2010	Period from October 29, 2008 to March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24,960	$5,900
Net realized gain (loss)	46,129	(9,698)
Net realized gain on Affiliate investments	13,317	33
Net capital gain distributions received from Underlying Funds	234	616
Net change in unrealized appreciation	38,174	6,775
Net change in unrealized appreciation (depreciation) on Affiliate investments	53,284	(3,805)
Net increase (decrease) resulting from operations	176,098	(179)

Distributions to Shareholders:
From net investment income
Institutional Class	(32,503)	(4,366)
Class P	(4,046)	0
Administrative Class	0	0
Class D	(4,106)	(97)
Other Classes	(25,908)	(463)
From net realized capital gains
Institutional Class	(8,682)	0
Class P	(1,063)	0
Administrative Class	0	0
Class D	(1,180)	0
Other Classes	(7,257)	0

Total Distributions	(84,745)	(4,926)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	793,869	203,123
Class P	170,920	10
Administrative Class	0	0
Class D	121,136	18,691
Other Classes	853,385	63,171
Issued as reinvestment of distributions
Institutional Class	38,335	4,037
Class P	1,547	0
Administrative Class	0	0
Class D	4,808	90
Other Classes	26,050	396
Cost of shares redeemed
Institutional Class	(127,869)	(11,437)
Class P	(9,712)	0
Administrative Class	0	0
Class D	(26,388)	(1,560)
Other Classes	(84,993)	(4,160)
Net increase resulting from Fund share transactions	1,761,088	272,361

Fund Redemption Fee	0	9

Total Increase in Net Assets	1,852,441	267,265

Net Assets:
Beginning of year or period	267,265	0
End of year*	$2,119,706	$267,265

*Including (overdistributed) net investment income of:	$(6,520)	$(1,575)

44	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2010
(Amounts in thousands)	Fundamental IndexPLUSTM TR Fund	International StocksPLUS® TR Strategy Fund (U.S. Dollar- Hedged)	Small Cap StocksPLUS® TR Fund	StocksPLUS® Total Return Fund

Decrease in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$214,735	$129,234	$114,704	$101,713

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(3,502,171)	(5,087,723)	(1,611,840)	(1,354,288)
Proceeds from sales of long-term securities	4,266,651	5,589,637	2,148,650	1,411,724
Purchases (Proceeds from sales) of short-term portfolio investments, net	76,493	43,877	(6,415)	10,803
Decrease in deposits with counterparty	2,076	1,622	35,905	5,080
Increase (decrease) in receivable for investments sold	78,478	(141,506)	32,285	29,824
Decrease in interest and dividends receivable	4,696	2,645	3,948	327
Decrease in swap premiums paid	92,509	84,447	53,422	24,472
Decrease in payable for investments purchased	(281,320)	(15,319)	(284,707)	(49,705)
Increase (decrease) in accrued related party fees	(253)	26	(224)	60
Decrease in recoupment payable to manager	(2)	0	(9)	0
Proceeds from futures transactions	2,037	2,235	41,908	34,773
Payment for currency transactions	(129)	(21,568)	(1,250)	(132)
Proceeds (payment) from short sale transactions	(74,571)	21,910	11,780	(33,294)
Change in unrealized appreciation (depreciation) on investments	(107,810)	(32,157)	8,170	(25,130)
Net realized gain on investments	(91,256)	(83,841)	(116,496)	(69,174)
Net amortization on investments	(951)	(385)	(661)	(345)
Net cash provided by operating activities	679,212	493,134	429,170	86,708

Cash flows used for financing activities:
Proceeds from shares sold	100,260	90,601	36,652	40,850
Payment on shares redeemed	(610,117)	(219,789)	(465,000)	(47,829)
Cash dividend paid*	(23,436)	(1,814)	(285)	(1,307)
Net repayment of reverse repurchase agreements	(123,266)	(328,777)	0	(83,547)
Interest expense paid	(449)	(392)	(147)	(89)
Decrease in overdraft due to custodian	(1,065)	0	0	(601)
Increase (decrease) in deposits from counterparty	(22,876)	(34,311)	(459)	5,240
Net cash used for financing activities	(680,949)	(494,482)	(429,239)	(87,283)

Net Decrease in Cash and Foreign Currency	(1,737)	(1,348)	(69)	(575)

Cash and Foreign Currency:
Beginning of year	2,054	3,600	657	903
End of year	$317	$2,252	$588	$328

* Reinvestment of dividends	$73,770	$43,083	$53,510	$34,674

Annual Report	March 31, 2010	45

Schedule of Investments  All Asset Fund

March 31, 2010

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 99.2%
CommodityRealReturn Strategy Fund®	53,121,562	$415,411
Convertible Fund	29,684,525	393,320
Developing Local Markets Fund	45,380,955	464,701
Diversified Income Fund	46,201,867	507,297
EM Fundamental IndexPLUSTM TR Strategy Fund	24,818,323	275,483
Emerging Local Bond Fund	28,166,757	292,371
Emerging Markets Bond Fund	21,387,828	227,567
Floating Income Fund	15,925,509	143,967
Foreign Bond Fund (Unhedged)	812,428	8,116
Fundamental Advantage Total Return Strategy Fund	492,458,508	2,275,158
Fundamental IndexPLUSTM Fund	2,274,848	15,992
Fundamental IndexPLUSTM TR Fund	19,175,141	116,393
Global Advantage Strategy Bond Fund	32,221,523	357,015
High Yield Fund	11,757,457	106,523
Income Fund	25,924,449	264,689
International StocksPLUS ® TR Strategy Fund (Unhedged)	7,430,998	47,558
International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	13,574,082	126,510
Investment Grade Corporate Bond Fund	112,521,297	1,257,988
Long Duration Total Return Fund	44,091,644	472,662
Long-Term Credit Fund	86,813,941	1,016,591
Long-Term U.S. Government Fund	47,838,060	516,173
Low Duration Fund	35,762,849	373,364
Real Return Asset Fund	278,750,272	3,060,678
Real Return Fund	77,069,554	837,746
RealEstateRealReturn Strategy Fund	11,132,054	48,758
Short-Term Fund	21,534,289	212,543
Small Cap StocksPLUS® TR Fund	15,601,751	108,744
StocksPLUS® Fund	1,429,455	11,822
StocksPLUS® Total Return Fund	7,270,699	51,913
Total Return Fund	84,278,784	930,438

Total PIMCO Funds (Cost $14,213,100)		14,937,491

Total Investments 99.2% (Cost $14,213,100)		$14,937,491

Other Assets and Liabilities (Net) 0.8%		114,106

Net Assets 100.0%		$15,051,597

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Investments, at value	$14,937,491	$0	$0	$14,937,491

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

46	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Schedule of Investments  All Asset All Authority Fund

March 31, 2010

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 110.7%
CommodityRealReturn Strategy Fund®	13,124,095	$102,630
Convertible Fund	2,427,193	32,160
Developing Local Markets Fund	11,462,834	117,379
Diversified Income Fund	3,048,880	33,477
EM Fundamental IndexPLUSTM TR Strategy Fund	4,068,273	45,158
Emerging Local Bond Fund	8,484,675	88,071
Emerging Markets Bond Fund	5,567,268	59,236
Floating Income Fund	3,807,866	34,423
Foreign Bond Fund (Unhedged)	1,012,891	10,119
Fundamental Advantage Total Return Strategy Fund	148,557,136	686,334
Fundamental IndexPLUSTM Fund	150,725	1,060
Fundamental IndexPLUSTM TR Fund	2,366,612	14,365
Global Advantage Strategy Bond Fund	7,814,197	86,581
High Yield Fund	5,977,866	54,159
Income Fund	5,288,627	53,997
Investment Grade Corporate Bond Fund	25,622,028	286,454
Long Duration Total Return Fund	12,643,959	135,543
Long-Term Credit Fund	21,340,528	249,898
Long-Term U.S. Government Fund	12,900,445	139,196
Low Duration Fund	4,422,407	46,170
Real Return Asset Fund	56,566,647	621,102
Real Return Fund	18,461,368	200,675
RealEstateRealReturn Strategy Fund	3,678,419	16,111
Short-Term Fund	69	1
Small Cap StocksPLUS® TR Fund	841,923	5,868
StocksPLUS® Fund	152,233	1,259
StocksPLUS® Total Return Fund	295,687	2,111
StocksPLUS® TR Short Strategy Fund	142,185,325	662,584
Total Return Fund	62,923,894	694,680

Total PIMCO Funds (Cost $4,437,696)		4,480,801

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/01/2010	$8,216	8,216

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 05/06/2010 valued at $8,384. Repurchase proceeds are $8,216.)

Total Short-Term Instruments (Cost $8,216)		8,216

Total Investments 110.9% (Cost $4,445,912)		$4,489,017

Other Assets and Liabilities (Net) (10.9%)		(440,732)

Net Assets 100.0%		$4,048,285

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.

See Accompanying Notes	Annual Report	March 31, 2010	47

Schedule of Investments  All Asset All Authority Fund   (Cont.)

March 31, 2010

(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$4,480,801	$0	$0	$4,480,801
Short-Term Instruments	0	8,216	0	8,216

Investments, at value	$4,480,801	$8,216	$0	$4,489,017

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

48	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Schedule of Investments  EM Fundamental IndexPLUSTM TR Strategy Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 22.2%

BANKING & FINANCE 18.3%

American Express Bank FSB
0.289% due 04/26/2010	$200	$200

American Express Credit Corp.
0.409% due 12/02/2010	330	330
1.629% due 05/27/2010	100	100

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	1,980	1,953
5.250% due 11/21/2011	600	627

American International Group, Inc.
0.361% due 10/18/2011	200	192

BA Covered Bond Issuer
5.500% due 06/14/2012	700	748

Bank of America Corp.
6.500% due 08/01/2016	1,800	1,947

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	100

Bank of Scotland PLC
0.312% due 12/08/2010	100	100
4.880% due 04/15/2011	5,600	5,840

Barclays Bank PLC
5.000% due 09/22/2016	1,700	1,749
6.050% due 12/04/2017	900	929

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,175	1,300

Capital One Financial Corp.
6.150% due 09/01/2016	300	312

Caterpillar Financial Services Corp.
6.125% due 02/17/2014	2,100	2,369

CIT Group, Inc.
7.000% due 05/01/2013	11	11
7.000% due 05/01/2014	16	15
7.000% due 05/01/2015	116	109
7.000% due 05/01/2016	27	25
7.000% due 05/01/2017	38	35

Citibank N.A.
1.875% due 05/07/2012	100	101

Citigroup Capital XXI
8.300% due 12/21/2077	400	407

Citigroup, Inc.
0.400% due 05/18/2010	1,800	1,800
0.524% due 06/09/2016	500	428
5.500% due 04/11/2013	2,600	2,734
5.500% due 10/15/2014	1,700	1,761
6.000% due 02/21/2012	40	42

Commonwealth Bank of Australia
0.671% due 07/12/2013	2,500	2,516

Credit Agricole S.A.
8.375% due 10/29/2049	1,600	1,740

Deutsche Bank AG
1.050% due 02/17/2015	900	884
6.000% due 09/01/2017	600	659

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	800	827
7.375% due 02/01/2011	1,900	1,948

General Electric Capital Corp.
0.444% due 10/06/2015	1,500	1,389
3.000% due 12/09/2011	100	103
6.875% due 01/10/2039	100	108

Goldman Sachs Group, Inc.
5.300% due 02/14/2012	200	213

International Lease Finance Corp.
0.472% due 05/24/2010	100	100
4.875% due 09/01/2010	3,000	3,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
0.378% due 12/21/2011	$2,700	$2,694
5.750% due 01/02/2013	200	217

LBG Capital No.1 PLC
8.500% due 12/29/2049	100	88

Macquarie Group Ltd.
7.300% due 08/01/2014	1,300	1,453

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	200	199
0.449% due 11/01/2011	1,000	989
0.482% due 06/05/2012	200	196
6.875% due 04/25/2018	300	324

Morgan Stanley
0.499% due 01/09/2012	900	890
0.540% due 04/19/2012	200	196
5.950% due 12/28/2017	600	617

Nationwide Building Society
6.250% due 02/25/2020	500	511

New York Life Global Funding
4.650% due 05/09/2013	200	214

Nomura Holdings, Inc.
6.700% due 03/04/2020	1,700	1,768

Northern Rock Asset Management PLC
5.625% due 06/22/2017	2,600	2,547

Pricoa Global Funding I
1.052% due 06/04/2010	200	200

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	5,200	5,210

Santander Issuances S.A. Unipersonal
5.911% due 06/20/2016	200	203

SLM Corp.
0.409% due 07/26/2010	300	296

SLM Corp. CPI Linked Bond
3.963% due 11/21/2013	30	26

Societe Generale
5.922% due 04/29/2049	300	259

Temasek Financial I Ltd.
4.300% due 10/25/2019	300	298

TNK-BP Finance S.A.
7.500% due 03/13/2013	1,100	1,203
7.875% due 03/13/2018	1,300	1,433

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	200	243

UBS AG
1.352% due 02/23/2012	600	603

USB Capital IX
6.189% due 10/29/2049	100	87

Wachovia Bank N.A.
0.629% due 11/03/2014	400	378

Wachovia Corp.
0.381% due 10/15/2011	2,900	2,888
0.439% due 08/01/2013	500	486

Wells Fargo & Co.
7.980% due 03/29/2049	1,100	1,155

		67,622

INDUSTRIALS 2.8%

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	1,300	1,339
5.375% due 01/15/2020	1,300	1,344

Dow Chemical Co.
4.850% due 08/15/2012	1,300	1,376
6.000% due 10/01/2012	200	218

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gaz Capital S.A.
8.146% due 04/11/2018	$1,300	$1,469

Gerdau Holdings, Inc.
7.000% due 01/20/2020	400	424

Petrobras International Finance Co.
7.875% due 03/15/2019	1,800	2,114

Petroleos Mexicanos
8.000% due 05/03/2019	100	118

President and Fellows of Harvard College
6.500% due 01/15/2039	200	230

Reynolds American, Inc.
7.750% due 06/01/2018	200	227

Roche Holdings, Inc.
7.000% due 03/01/2039	600	715

Shell International Finance BV
5.500% due 03/25/2040	200	197

Union Pacific Corp.
5.700% due 08/15/2018	500	527

		10,298

UTILITIES 1.1%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	600	609

Duke Energy Carolinas LLC
5.750% due 11/15/2013	100	112

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	300	308

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016	1,000	1,070
6.750% due 09/30/2019	1,000	1,118

Verizon Wireless Capital LLC
2.851% due 05/20/2011	500	515
5.250% due 02/01/2012	200	213

		3,945

Total Corporate Bonds & Notes (Cost $76,071)		81,865

MUNICIPAL BONDS & NOTES 2.3%

California State University Revenue Bonds, Series 2010
6.484% due 11/01/2041 (a)	200	198

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (a)	1,000	991

Clark County, Nevada General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 06/01/2030	300	299

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	200	205

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	3,600	3,614

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	700	724

Miami-Dade County, Florida General Obligation Bonds, Series 2009
5.625% due 07/01/2038	2,100	2,220

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	100	100

Total Municipal Bonds & Notes (Cost $8,108)		8,351

See Accompanying Notes	Annual Report	March 31, 2010	49

Schedule of Investments  EM Fundamental IndexPLUSTM TR Strategy Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 19.5%

Fannie Mae
0.579% due 07/25/2037	$2,627	$2,611
0.609% due 07/25/2037	3,086	3,072
0.966% due 06/25/2037	2,830	2,819
0.968% due 03/25/2040	3,352	3,350
5.500% due 05/01/2040	6,000	6,298
6.000% due 11/01/2032 - 04/01/2039	35,355	37,659
6.000% due 10/01/2037 (f)	7,465	7,941

Freddie Mac
0.930% due 08/15/2037	2,454	2,447
0.940% due 10/15/2037	600	598
0.950% due 05/15/2037 - 09/15/2037	2,743	2,735
5.500% due 04/01/2040	2,000	2,112

Small Business Administration
6.220% due 12/01/2028	94	103

Total U.S. Government Agencies (Cost $70,639)		71,745

U.S. TREASURY OBLIGATIONS 6.5%

U.S. Treasury Bonds
3.500% due 02/15/2039	300	243
4.250% due 05/15/2039 (f)	3,100	2,873
4.375% due 11/15/2039	600	568
5.375% due 02/15/2031	100	111

U.S. Treasury Notes
0.875% due 01/31/2012 (f)	13,500	13,489
3.250% due 03/31/2017 (f)	4,400	4,393
3.625% due 02/15/2020	2,500	2,458

Total U.S. Treasury Obligations (Cost $24,339)		24,135

MORTGAGE-BACKED SECURITIES 0.9%

Bear Stearns Commercial Mortgage Securities
5.593% due 06/11/2040	69	71

GS Mortgage Securities Corp. II
6.615% due 02/14/2016	200	210

JPMorgan Mortgage Trust
5.750% due 01/25/2036	113	97

Thornburg Mortgage Securities Trust
0.329% due 03/25/2037	1,259	1,207

Wachovia Mortgage Loan Trust LLC
5.155% due 10/20/2035	2,100	1,588

Total Mortgage-Backed Securities (Cost $2,993)		3,173

ASSET-BACKED SECURITIES 0.7%

Asset-Backed Funding Certificates
0.289% due 11/25/2036	15	15

Centurion CDO VII Ltd.
0.619% due 01/30/2016	2,193	2,044

Chase Issuance Trust
5.160% due 04/16/2018	100	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.279% due 05/25/2047		$102	$100

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		400	401

Total Asset-Backed Securities (Cost $2,700)			2,669

SOVEREIGN ISSUES 1.0%

Export-Import Bank of Korea
5.875% due 01/14/2015		1,500	1,620

Mexico Government International Bond
6.050% due 01/11/2040		200	201

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012		2,000	2,009

Total Sovereign Issues (Cost $3,692)			3,830

FOREIGN CURRENCY-DENOMINATED ISSUES 3.1%

ASIF III Jersey Ltd.
5.500% due 03/07/2011	EUR	600	824

Barclays Bank PLC
14.000% due 11/29/2049	GBP	500	993

Canada Government Bond
2.000% due 12/01/2014	CAD	2,000	1,901

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	139

France Government Bond
3.500% due 04/25/2020		500	680

France Treasury Notes
2.500% due 01/15/2015		500	683

General Electric Capital Corp.
5.500% due 09/15/2067		400	467

JPMorgan Chase Bank N.A.
4.375% due 11/30/2021		1,000	1,343

LeasePlan Corp. NV
3.125% due 02/10/2012		300	419

Merrill Lynch & Co., Inc.
1.060% due 03/22/2011		400	533

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	100	96

Province of Ontario Canada
5.850% due 03/08/2033	CAD	1,400	1,573

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	1,000	851

SLM Corp.
3.125% due 09/17/2012		500	642
4.750% due 12/15/2011	AUD	500	420

Total Foreign Currency-Denominated Issues (Cost $10,620)			11,564

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.8%

American International Group, Inc.
8.500% due 08/01/2011	9,500	$97

Wells Fargo & Co.
7.500% due 12/31/2049	2,900	2,833

Total Convertible Preferred Securities (Cost $2,790)		2,930

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 43.4%

REPURCHASE AGREEMENTS 7.6%

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010	$24,300	24,300
(Dated 03/31/2010. Collateralized by Freddie Mac 0.189% due 05/01/2012 valued at $24,826. Repurchase proceeds are $24,300.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	3,749	3,749
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $3,825. Repurchase proceeds are $3,749.)

		28,049

U.S. TREASURY BILLS 4.7%
0.116% due 04/22/2010 - 09/02/2010 (b)(d)(f)	17,460	17,458

U.S. TREASURY CASH MANAGEMENT BILLS 2.5%
0.126% due 04/01/2010	9,000	9,000

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 28.6%
	10,523,885	105,376

Total Short-Term Instruments (Cost $159,894)		159,883

Total Investments 100.4% (Cost $361,846)		$370,145

Written Options (h) (0.1%) (Premiums $1,094)		(418)

Other Assets and Liabilities (Net) (0.3%)		(1,187)

Net Assets 100.0%		$368,540

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $280 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $12,544 at a weighted average interest rate of 0.139%. On March 31, 2010, there were no open reverse repurchase agreements.

50	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(f)	Securities with an aggregate market value of $2,449 and cash of $26 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	206	$552
90-Day Eurodollar June Futures	Long	06/2010	623	1,197
90-Day Eurodollar March Futures	Long	03/2011	263	632
90-Day Eurodollar September Futures	Long	09/2010	292	816
Euro-Bobl June Futures	Long	06/2010	63	28
Euro-Bund 10-Year Bond June Futures	Long	06/2010	42	40
U.S. Treasury 2-Year Note June Futures	Long	06/2010	291	(48)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	353	(181)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	15	4
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	26	20
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	16	2

				$3,062

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	$500	$(7)	$(7)	$0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(7)	(6)	(1)
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	4,000	607	142	465
General Electric Capital Corp.	DUB	1.000%	06/20/2010	0.911%	4,000	2	(10)	12
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	6,300	53	(63)	116
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	5	3	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
MetLife, Inc.	GSC	1.000%	03/20/2015	1.898%	2,000	(80)	(121)	41
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	400	(2)	(9)	7
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	400	(2)	(9)	7
Mexico Government International Bond	DUB	1.000%	03/20/2015	1.139%	200	(1)	(4)	3
SLM Corp.	BOA	5.000%	12/20/2010	1.340%	100	3	(10)	13
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	12	4	8
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	2,400	30	12	18

						$626	$(70)	$696

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		1,600	3	2	1
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		700	1	1	0
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		800	1	2	(1)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		600	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		1,100	(1)	0	(1)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		700	0	0	0
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		1,100	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		2,100	1	1	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		1,100	0	0	0
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		1,700	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,200	8	9	(1)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		300	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		600	2	0	2
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		300	1	1	0

See Accompanying Notes	Annual Report	March 31, 2010	51

Schedule of Investments  EM Fundamental IndexPLUSTM TR Strategy Fund   (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC	BRL	200	$1	$1	$0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$2,500	66	52	14
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		12,500	330	262	68
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		2,500	129	134	(5)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		2,000	103	113	(10)
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC	EUR	700	(1)	(2)	1
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		300	0	(1)	1
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		16,600	506	55	451
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		3,900	119	(1)	120
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		2,400	73	(1)	74

							$1,344	$634	$710

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (4)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	eRAFI EM Index	82,225	1-Month USD-LIBOR plus a specified spread	$149,646	01/31/2011	CSFB	$12,670
Receive	eRAFI EM Index	13,859	1-Month USD-LIBOR plus a specified spread	25,222	06/30/2010	JPM	2,126
Receive	eRAFI EM Index	82,225	1-Month USD-LIBOR plus a specified spread	149,645	01/31/2011	JPM	12,639
Receive	eRAFI EM Index	5,814	1-Month USD-LIBOR plus a specified spread	11,488	03/31/2011	JPM	0

							$27,435

(4)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	84	$22	$14
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	7	2	1
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	1	0	0
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	13	15	7
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	54	25	19
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	37	15	22
Put - CBOT U.S. Treasury 10-Year Note May Futures	115.000	04/23/2010	1	0	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	13	24	11

				$103	$74

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$7,000	$49	$1
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	5,700	31	22
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	5,700	33	36
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	5,000	15	2
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,000	3	2
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	500	5	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	500	5	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	11,900	30	30
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	11,900	71	71
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,100	10	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,700	8	5
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,700	4	4
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	5,400	36	21
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	5,400	43	34
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	2,000	12	2
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	18,200	109	8
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	17,600	125	6
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	2,000	21	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	34,000	241	3
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	3,000	24	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	8,700	68	59

							$951	$307

52	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$3,500	$21	$1
Call - OTC USD versus JPY		94.000	04/20/2010	3,500	12	29

					$33	$30

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	$1,000	$7	$7

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	108	$13,000	EUR	500	$99
Sales	825	284,500		0	2,608
Closing Buys	(455)	(125,500)		(500)	(1,454)
Expirations	(223)	(9,000)		0	(133)
Exercised	(45)	0		0	(26)

Balance at 03/31/2010	210	$163,000	EUR	0	$1,094

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$8,000	$8,557	$8,534

(j)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	908	04/2010	JPM	$0	$(17)	$(17)
Buy	BRL	3,639	04/2010	GSC	0	(32)	(32)
Sell		3,639	04/2010	HSBC	0	(8)	(8)
Buy		3,639	06/2010	HSBC	8	0	8
Sell	CAD	1,811	04/2010	JPM	0	(46)	(46)
Sell	CHF	104	05/2010	DUB	0	0	0
Buy	CNY	13,866	08/2010	HSBC	0	(28)	(28)
Buy		10,699	08/2010	JPM	1	(16)	(15)
Buy		7,718	08/2010	MSC	1	(15)	(14)
Buy		272	11/2010	BCLY	0	(1)	(1)
Buy		431	11/2010	CITI	0	(1)	(1)
Buy		1,117	11/2010	DUB	0	(3)	(3)
Buy		437	11/2010	MSC	0	(1)	(1)
Sell	EUR	139	04/2010	BCLY	0	0	0
Sell		1,145	04/2010	CITI	25	0	25
Sell		798	04/2010	GSC	14	0	14
Sell		2,801	04/2010	HSBC	9	0	9
Sell		955	04/2010	JPM	30	0	30
Sell		177	04/2010	RBC	2	0	2
Sell	GBP	1,675	06/2010	RBS	0	(16)	(16)
Buy	IDR	305,100	10/2010	BOA	2	0	2
Buy		2,526,007	10/2010	CITI	18	0	18
Buy		305,100	10/2010	RBS	2	0	2
Buy		695,331	10/2010	UBS	4	0	4
Buy		195,460	11/2010	BCLY	1	0	1
Buy		194,600	11/2010	CITI	1	0	1
Buy		346,515	11/2010	HSBC	0	0	0
Sell	JPY	10,379	04/2010	BCLY	1	0	1
Sell		4,172	04/2010	BNP	0	0	0
Sell		112,446	04/2010	CITI	24	0	24
Sell		20,541	04/2010	GSC	7	0	7
Sell		4,077	04/2010	UBS	0	0	0
Buy	KRW	21,000	07/2010	BCLY	1	0	1
Buy		41,653	07/2010	DUB	2	0	2
Buy		34,603	07/2010	MSC	1	0	1
Buy		352,585	08/2010	BCLY	14	0	14

See Accompanying Notes	Annual Report	March 31, 2010	53

Schedule of Investments  EM Fundamental IndexPLUSTM TR Strategy Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	82,826	08/2010	MSC	$2	$0	$2
Buy		37,247	11/2010	BCLY	1	0	1
Buy		134,379	11/2010	BOA	4	0	4
Buy		311,248	11/2010	CITI	6	0	6
Buy		58,130	11/2010	DUB	1	0	1
Buy		35,190	11/2010	GSC	1	0	1
Buy		173,068	11/2010	JPM	2	0	2
Buy		115,110	11/2010	MSC	1	0	1
Sell	MXN	5,180	04/2010	HSBC	0	(9)	(9)
Buy		1,966	04/2010	JPM	11	0	11
Buy		3,215	04/2010	MSC	10	0	10
Buy		5,180	09/2010	HSBC	9	0	9
Buy	MYR	382	06/2010	BCLY	7	0	7
Buy		417	06/2010	DUB	7	0	7
Buy		36	06/2010	MSC	1	0	1
Buy		512	10/2010	BCLY	5	0	5
Buy		397	10/2010	CITI	5	0	5
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		135	06/2010	CITI	1	(1)	0
Buy		113	06/2010	DUB	1	0	1
Buy		85	06/2010	UBS	1	0	1
Buy		58	09/2010	BCLY	0	0	0
Buy		43	09/2010	CITI	0	0	0
Buy		37	09/2010	GSC	0	0	0
Buy	TWD	891	06/2010	BOA	0	0	0
Buy		1,047	06/2010	DUB	0	0	0
Buy		1,152	06/2010	MSC	0	0	0
Buy		145	10/2010	BCLY	0	0	0
Buy		428	10/2010	CITI	0	0	0

					$251	$(195)	$56

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$81,865	$0	$81,865
U.S. Government Agencies	0	71,745	0	71,745
U.S. Treasury Obligations	0	24,135	0	24,135
Short-Term Instruments	105,376	54,507	0	159,883
Other Investments +++	2,930	27,543	2,044	32,517

Investments, at value	$108,306	$259,795	$2,044	$370,145
Short Sales, at value	$0	$(8,534)	$0	$(8,534)
Financial Derivative Instruments ++++	$3,044	$28,504	$(7)	$31,541

Totals	$111,350	$279,765	$2,037	$393,152

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$2,095	$2	$0	$(53)	$0	$2,044	$(53)
Financial Derivative Instruments ++++	$19,108	$(7)	$0	$0	$(19,108)	$0	$(7)	$1

Totals	$19,108	$2,088	$2	$0	$(19,161)	$0	$2,037	$(52)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

54	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable^^	$296	$0	$0	$0	$0	$296
Unrealized appreciation on foreign currency contracts	0	251	0	0	0	251
Unrealized appreciation on swap agreements	732	0	697	27,435	0	28,864

	$1,028	$251	$697	$27,435	$0	$29,411

Liabilities:
Written options outstanding	$370	$30	$0	$18	$0	$418
Unrealized depreciation on foreign currency contracts	0	195	0	0	0	195
Unrealized depreciation on swap agreements	22	0	1	0	0	23

	$392	$225	$1	$18	$0	$636

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(6)	$0	$0	$0	$0	$(6)
Net realized gain on futures contracts, written options and swaps	1,963	0	334	152,343	0	154,640
Net realized gain on foreign currency transactions	0	1,088	0	0	0	1,088

	$1,957	$1,088	$334	$152,343	$0	$155,722

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$6	$0	$0	$0	$0	$6
Net change in unrealized appreciation on futures contracts, written options and swaps	4,359	4	696	8,347	0	13,406
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	143	0	0	0	143

	$4,365	$147	$696	$8,347	$0	$13,555

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $3,062 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	55

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 22.6%

BANKING & FINANCE 18.9%

American Express Centurion Bank
0.310% due 07/13/2010	$1,100	$1,100

American Express Co.
6.150% due 08/28/2017	2,100	2,269
7.000% due 03/19/2018	800	910

American Express Credit Corp.
0.378% due 10/04/2010	4,080	4,079
0.409% due 12/02/2010	3,959	3,958

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	1,800	1,776

American General Finance Corp.
0.530% due 08/17/2011	3,200	2,986
6.900% due 12/15/2017	175	153

American International Group, Inc.
0.361% due 10/18/2011	6,500	6,227
4.700% due 10/01/2010	2,800	2,828
4.950% due 03/20/2012	500	510
5.850% due 01/16/2018	12,300	11,445

ANZ National International Ltd.
6.200% due 07/19/2013	900	993

Bank of America Corp.
0.349% due 08/02/2010	40,425	40,434
4.875% due 09/15/2012	2,350	2,464
6.500% due 08/01/2016	4,300	4,652
8.125% due 12/29/2049	500	511

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	1,000	1,000

Bank of Scotland PLC
4.880% due 04/15/2011	18,900	19,710

Barclays Bank PLC
5.000% due 09/22/2016	5,500	5,658
10.179% due 06/12/2021	3,000	3,922

Bear Stearns Cos. LLC
0.442% due 11/28/2011	2,800	2,801
6.400% due 10/02/2017	250	277
7.250% due 02/01/2018	2,000	2,315

Citibank N.A.
1.875% due 05/07/2012	1,700	1,723
1.875% due 06/04/2012	400	405

Citigroup Funding, Inc.
1.299% due 05/07/2010	12,400	12,410
2.250% due 12/10/2012	1,500	1,525

Citigroup, Inc.
0.340% due 05/18/2011	15,800	15,703
2.125% due 04/30/2012	1,100	1,121
5.100% due 09/29/2011	7,300	7,612
5.300% due 10/17/2012	10,657	11,200
5.500% due 04/11/2013	8,640	9,085
5.500% due 10/15/2014	5,700	5,905
6.125% due 11/21/2017	3,600	3,708
6.500% due 08/19/2013	1,500	1,618

Comerica Bank
0.362% due 05/24/2011	3,100	3,055

Countrywide Financial Corp.
5.800% due 06/07/2012	3,515	3,738

Credit Agricole S.A.
8.375% due 10/29/2049	3,200	3,480

Credit Suisse Guernsey
0.940% due 05/29/2049	4,100	3,224

Dexia Credit Local
0.652% due 03/05/2013	23,400	23,438
0.899% due 09/23/2011	4,700	4,736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke University
4.200% due 04/01/2014	$900	$944
5.150% due 04/01/2019	800	850

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	800	778
7.250% due 10/25/2011	1,800	1,862
7.375% due 02/01/2011	3,300	3,383

General Electric Capital Corp.
2.000% due 09/28/2012	3,100	3,144
3.000% due 12/09/2011	2,000	2,068
5.875% due 01/14/2038	3,000	2,862

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013	7,440	7,598

GMAC, Inc.
6.625% due 05/15/2012	5,000	5,032
7.250% due 03/02/2011	16,700	17,076
8.000% due 11/01/2031	4,000	3,813

Goldman Sachs Group, Inc.
0.701% due 03/22/2016	2,300	2,186
6.150% due 04/01/2018	2,300	2,437
6.250% due 09/01/2017	3,800	4,091

HSBC Finance Corp.
0.500% due 05/10/2010	300	300

ING Bank NV
1.090% due 03/30/2012	9,900	9,882

International Lease Finance Corp.
0.472% due 05/24/2010	11,450	11,451
0.581% due 07/01/2011	3,800	3,570
0.601% due 07/13/2012	6,400	5,706
5.000% due 04/15/2010	5,200	5,201
5.400% due 02/15/2012	1,400	1,378
5.625% due 09/15/2010	3,700	3,727
5.750% due 06/15/2011	1,300	1,307

JPMorgan Chase & Co.
7.900% due 04/29/2049	2,200	2,353

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	3,300	2,538

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	8,800	2,068
3.375% due 01/26/2017 (a)	900	212

Macquarie Bank Ltd.
3.300% due 07/17/2014	8,600	8,724

Macquarie Group Ltd.
7.300% due 08/01/2014	3,100	3,464

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	400	398
0.450% due 02/15/2011	1,600	1,573
0.482% due 06/05/2012	4,600	4,516
6.875% due 04/25/2018	8,700	9,390

Metropolitan Life Global Funding I
0.290% due 05/17/2010	1,850	1,850
0.651% due 07/13/2011	10,900	10,890

Morgan Stanley
0.731% due 10/15/2015	5,700	5,287
2.350% due 05/14/2010	1,200	1,203
4.100% due 01/26/2015	27,000	26,884

National Australia Bank Ltd.
2.550% due 01/13/2012	3,000	3,071

Nationwide Building Society
6.250% due 02/25/2020	4,300	4,392

Nomura Holdings, Inc.
5.000% due 03/04/2015	45,000	46,045

Nordea Bank AB
4.875% due 01/27/2020	10,000	9,935

Northern Rock Asset Management PLC
5.625% due 06/22/2017	3,800	3,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
0.481% due 06/22/2011	$3,094	$3,076

Pacific LifeCorp
6.000% due 02/10/2020	1,000	978

Piper Jaffray Cos.
4.351% due 12/31/2010	17,700	17,596

Pricoa Global Funding I
0.349% due 01/30/2012	900	880
0.451% due 09/27/2013	700	668
1.052% due 06/04/2010	2,700	2,703

Princeton University
5.700% due 03/01/2039	800	834

Principal Life Income Funding Trusts
5.550% due 04/27/2015	900	953

Rabobank Nederland NV
11.000% due 06/29/2049	14,300	18,456

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	7,000	7,014
3.000% due 12/09/2011	2,600	2,673
4.875% due 08/25/2014	200	201

Santander U.S. Debt S.A. Unipersonal
0.299% due 07/23/2010	5,000	5,001
1.089% due 03/30/2012	19,000	19,000

SLM Corp.
0.457% due 03/15/2011	2,700	2,634
0.549% due 01/27/2014	9,200	7,967
4.841% due 01/31/2014	900	763
5.000% due 10/01/2013	545	521
5.450% due 04/25/2011	600	611

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	800	917

Temasek Financial I Ltd.
4.300% due 10/25/2019	1,000	994

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	360

UBS AG
1.169% due 05/05/2010	2,800	2,802
1.173% due 06/19/2010	10,000	10,019
1.352% due 02/23/2012	3,000	3,016
5.750% due 04/25/2018	400	410

Wachovia Corp.
0.381% due 10/15/2011	5,500	5,477
0.527% due 06/15/2017	1,000	911
5.750% due 02/01/2018	1,000	1,065

Wells Fargo & Co.
7.980% due 03/29/2049	23,700	24,885

Wells Fargo Capital XIII
7.700% due 12/29/2049	6,100	6,329

Westpac Banking Corp.
0.731% due 07/16/2014	1,000	1,007

		636,546

INDUSTRIALS 2.1%

Amgen, Inc.
6.900% due 06/01/2038	2,600	2,996

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	4,400	4,532
5.375% due 01/15/2020	4,400	4,548

CODELCO, Inc.
7.500% due 01/15/2019	300	355

CVS Caremark Corp.
0.552% due 06/01/2010	1,660	1,660
1.754% due 09/10/2010	1,900	1,909

Dell, Inc.
5.650% due 04/15/2018	1,600	1,700

56	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dow Chemical Co.
4.850% due 08/15/2012	$3,100	$3,280
6.000% due 10/01/2012	400	436

Gaz Capital S.A.
7.343% due 04/11/2013	100	109
8.146% due 04/11/2018	600	680
8.625% due 04/28/2034	3,300	3,845

HCA, Inc.
7.875% due 02/15/2020	2,800	2,938

Martin Marietta Materials, Inc.
0.399% due 04/30/2010	4,160	4,155

Norfolk Southern Corp.
5.750% due 04/01/2018	3,600	3,870

Oracle Corp.
5.750% due 04/15/2018	2,700	2,966

Petrobras International Finance Co.
7.875% due 03/15/2019	3,400	3,993

Petroleos Mexicanos
6.000% due 03/05/2020	3,700	3,811
8.000% due 05/03/2019	1,100	1,295

Philip Morris International, Inc.
6.375% due 05/16/2038	400	437

Quicksilver Resources, Inc.
11.750% due 01/01/2016	1,100	1,265

Reynolds American, Inc.
0.957% due 06/15/2011	3,100	3,088

Shell International Finance BV
5.500% due 03/25/2040	1,900	1,869

Suncor Energy, Inc.
6.100% due 06/01/2018	4,000	4,317

Vale Overseas Ltd.
5.625% due 09/15/2019	3,100	3,217

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	2,200	2,377

Walt Disney Co.
0.321% due 07/16/2010	5,500	5,501

		71,149

UTILITIES 1.6%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,800	6,351

Dominion Resources, Inc.
1.308% due 06/17/2010	3,665	3,673

EDF S.A.
4.600% due 01/27/2020	1,100	1,087
5.500% due 01/26/2014	300	330
5.600% due 01/27/2040	15,000	14,530
6.500% due 01/26/2019	300	337
6.950% due 01/26/2039	300	346

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	3,000	3,193

Ohio Power Co.
0.431% due 04/05/2010	2,010	2,010

Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,162

Telecom Italia Capital S.A.
0.861% due 07/18/2011	5,750	5,727

Telefonica Emisiones SAU
0.580% due 02/04/2013	3,000	2,937

Verizon Wireless Capital LLC
2.851% due 05/20/2011	6,077	6,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
5.000% due 12/16/2013	$5,400	$5,832

		53,771

Total Corporate Bonds & Notes (Cost $746,940)		761,466

CONVERTIBLE BONDS & NOTES 0.6%

Bristol-Myers Squibb Co.
0.000% due 09/15/2023	3,200	2,932

National City Corp.
4.000% due 02/01/2011	11,300	11,554

U.S. Bancorp
0.000% due 12/11/2035	5,000	4,956

Total Convertible Bonds & Notes (Cost $19,291)		19,442

MUNICIPAL BONDS & NOTES 2.6%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	104

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	8,500	8,715

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,100	1,088

California State University Revenue Bonds, Series 2010
6.484% due 11/01/2041 (b)	2,000	1,976

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	106
6.899% due 12/01/2040	1,600	1,709

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (b)	1,200	1,189

Illinois State General Obligation Bonds, Series 2010
5.663% due 02/01/2022	30,000	29,928

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	17,800	17,871

Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	520

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	1,200	1,242

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	81
5.000% due 06/01/2041	1,900	1,228

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	1,000	1,010

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	2,600	1,643

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,100	1,529

University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	14,100	14,345

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	2,500	2,485

Total Municipal Bonds & Notes (Cost $86,255)		86,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 10.7%

Fannie Mae
0.579% due 07/25/2037	$19,869	$19,754
0.609% due 07/25/2037	23,142	23,038
0.966% due 06/25/2037	26,513	26,414
0.968% due 03/25/2040	25,143	25,126
2.122% due 07/01/2035	1,263	1,293
2.229% due 03/01/2034	915	930
2.572% due 12/01/2034	990	1,020
5.500% due 11/01/2036 (f)	621	655
5.500% due 09/01/2038 - 05/01/2040	5,036	5,286
6.000% due 02/01/2036 - 08/01/2039	102,872	109,470
6.000% due 09/01/2036 - 11/01/2036 (f)	7,072	7,547
6.500% due 09/01/2036	2,227	2,460

Freddie Mac
0.840% due 07/15/2037	3,246	3,223
0.900% due 08/15/2037	3,339	3,321
0.930% due 08/15/2037	45,327	45,200
0.940% due 10/15/2037	12,076	12,029
0.950% due 05/15/2037 - 09/15/2037	50,600	50,453
5.500% due 04/01/2040	12,000	12,669
6.500% due 05/01/2035	2,504	2,763

Ginnie Mae
6.000% due 04/01/2040	1,000	1,068

Small Business Administration
5.490% due 03/01/2028	416	445
6.020% due 08/01/2028	4,599	5,101

Total U.S. Government Agencies (Cost $358,259)		359,265

U.S. TREASURY OBLIGATIONS 5.4%

U.S. Treasury Bonds
3.500% due 02/15/2039 (f)	2,800	2,267
4.250% due 05/15/2039 (f)	5,400	5,005
4.375% due 02/15/2038 (f)	1,000	951
4.375% due 11/15/2039 (f)	800	757

U.S. Treasury Notes
0.875% due 01/31/2012	122,600	122,499
0.875% due 02/29/2012	13,500	13,476
3.250% due 03/31/2017	32,800	32,749
3.625% due 02/15/2020	5,400	5,310

Total U.S. Treasury Obligations (Cost $183,879)		183,014

MORTGAGE-BACKED SECURITIES 2.9%

American Home Mortgage Investment Trust
2.367% due 02/25/2044	475	466

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	7,100	6,410

Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/2038	3,400	3,403

Commercial Mortgage Pass-Through Certificates
5.543% due 02/11/2017	11,900	11,548

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037	5,481	4,101

First Horizon Asset Securities, Inc.
3.004% due 05/25/2034	257	243

JPMorgan Alternative Loan Trust
6.050% due 11/25/2036	5,690	3,251

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	2,300	2,251

See Accompanying Notes	Annual Report	March 31, 2010	57

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
5.750% due 01/25/2036	$338	$291
5.759% due 04/25/2036	23,355	18,293

Morgan Stanley Re-REMIC Trust
5.841% due 08/12/2045	600	606

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	1,195	741

Sequoia Mortgage Trust
5.669% due 09/20/2046	3,566	2,914

Thornburg Mortgage Securities Trust
0.349% due 10/25/2046	1,310	1,278
2.363% due 03/25/2044	3,600	3,271
2.592% due 12/25/2044	4,588	4,342

WaMu Mortgage Pass-Through Certificates
2.753% due 01/25/2035	2,161	2,054
5.662% due 06/25/2037	3,475	2,623

Wells Fargo Mortgage-Backed Securities Trust
3.091% due 12/25/2034	555	540
3.206% due 06/25/2035	3,090	2,867
5.132% due 04/25/2036	31,069	26,703

Total Mortgage-Backed Securities (Cost $97,022)		98,196

ASSET-BACKED SECURITIES 1.5%

Access Group, Inc.
1.549% due 10/27/2025	3,138	3,244

Centurion CDO VII Ltd.
0.619% due 01/30/2016	16,151	15,051

Chase Issuance Trust
1.757% due 09/15/2015	5,400	5,624

CIT Group Home Equity Loan Trust
0.499% due 06/25/2033	1,064	860

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	1,100	1,103
2.000% due 12/15/2011	3,560	3,573

IXIS Real Estate Capital Trust
0.569% due 02/25/2036	3,164	2,751

Long Beach Mortgage Loan Trust
0.289% due 12/25/2036	75	74

SLM Student Loan Trust
1.749% due 04/25/2023	6,074	6,289

South Carolina Student Loan Corp.
1.002% due 03/02/2020	3,100	3,116
1.252% due 09/03/2024	1,400	1,425

Structured Asset Securities Corp.
0.339% due 01/25/2037	10,000	8,599

Total Asset-Backed Securities (Cost $52,160)		51,709

SOVEREIGN ISSUES 0.8%

Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020	5,800	5,771

Export-Import Bank of Korea
4.125% due 09/09/2015	5,900	5,925
5.875% due 01/14/2015	3,000	3,240

Korea Development Bank
4.375% due 08/10/2015	8,000	8,129

Mexico Government International Bond
6.050% due 01/11/2040	800	802

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012	2,000	2,009

Total Sovereign Issues (Cost $25,373)		25,876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.7%

American General Finance Corp.
4.125% due 11/29/2013	EUR	10,000	$11,284

American International Group, Inc.
0.820% due 04/26/2011		1,000	1,324
4.000% due 09/20/2011		900	1,220

Barclays Bank PLC
10.000% due 05/21/2021	GBP	1,209	2,387
14.000% due 11/29/2049		1,000	1,986

Canada Government Bond
2.000% due 12/01/2014	CAD	3,600	3,421
4.500% due 06/01/2015		1,700	1,802

Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	2,557

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	616	954

FCE Bank PLC
7.875% due 02/15/2011		2,000	3,115

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	500	697

France Treasury Notes
2.500% due 01/15/2015		4,900	6,692

GMAC, Inc.
5.750% due 09/27/2010		693	941

Goldman Sachs Group, Inc.
1.015% due 01/30/2017		12,500	15,329
6.375% due 05/02/2018		400	604

International Lease Finance Corp.
1.150% due 07/06/2010		5,400	7,265

KeyBank N.A.
0.785% due 11/21/2011		800	1,028

KeyCorp
0.860% due 11/22/2010		1,600	2,085

LeasePlan Corp. NV
3.125% due 02/10/2012		100	140

Merrill Lynch & Co., Inc.
0.959% due 05/30/2014		1,900	2,395

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	600	576

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	2,000	1,702

SLM Corp.
2.750% due 03/15/2011	CHF	2,100	1,974
3.930% due 08/25/2010 (j)	CAD	7,500	7,277
4.750% due 12/15/2011	AUD	11,000	9,247

SunTrust Bank
0.822% due 12/20/2011	EUR	2,900	3,705

Total Foreign Currency-Denominated Issues (Cost $90,738)			91,707

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.8%

Wells Fargo & Co.
7.500% due 12/31/2049		27,590	26,956

Total Convertible Preferred Securities (Cost $26,247)			26,956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 48.9%

CERTIFICATES OF DEPOSIT 0.3%

Intesa Sanpaolo
2.375% due 12/21/2012	$10,000	$10,076

COMMERCIAL PAPER 3.7%

Fannie Mae
0.220% due 08/09/2010	23,000	22,972

Freddie Mac
0.210% due 07/23/2010	89,159	89,072

Metropolitan Life Global Funding I
0.858% due 09/17/2010	10,900	10,931

		122,975

REPURCHASE AGREEMENTS 9.4%

Barclays Capital, Inc.
0.010% due 04/01/2010	66,000	66,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $67,320. Repurchase proceeds are $66,000.)

Citigroup Global Markets, Inc.
0.030% due 04/01/2010	176,300	176,300
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $180,001. Repurchase proceeds are $176,300.)

Morgan Stanley
0.030% due 04/01/2010	73,000	73,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $74,807. Repurchase proceeds are $73,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	121	121
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $125. Repurchase proceeds are $121.)

		315,421

U.S. TREASURY BILLS 9.0%
0.150% due 04/15/2010 - 09/02/2010 (c)(f)	304,841	304,743

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.126% due 04/01/2010	12,122	12,122

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.1%
	87,906,496	880,208

Total Short-Term Instruments (Cost $1,645,520)		1,645,545

PURCHASED OPTIONS (h) 0.0%
(Cost $88)		139

Total Investments 99.5% (Cost $3,331,772)		$3,350,291

Written Options (i) (0.1%) (Premiums $10,249)		(4,067)

Other Assets and Liabilities (Net) 0.6%		21,816

Net Assets 100.0%		$3,368,040

58	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010, was $125,126 at a weighted average interest rate of 0.269%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $183,039 and cash of $79 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	1,343	$361
90-Day Eurodollar June Futures	Long	06/2010	3,801	2,005
90-Day Eurodollar March Futures	Long	03/2011	111	250
90-Day Eurodollar September Futures	Long	09/2010	1,909	573
E-mini S&P 500 Index June Futures	Short	06/2010	18,502	(21,629)
Euro-Bobl June Futures	Long	06/2010	671	324
Euro-Bund 10-Year Bond June Futures	Long	06/2010	161	116
S&P 500 Index June Futures	Short	06/2010	2,827	(16,429)
U.S. Treasury 2-Year Note June Futures	Long	06/2010	1,231	(192)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	1,223	(871)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	8,396	(2,762)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	163	38
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	173	34
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	151	20

				$(38,162)

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	$500	$(7)	$(7)	$0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(7)	(7)	0
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.789%	11,600	27	(49)	76
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	1,000	(9)	(17)	8
France Government Bond OAT	CITI	0.250%	03/20/2015	0.448%	1,600	(15)	(26)	11
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	1,000	(9)	(17)	8
France Government Bond OAT	RBS	0.250%	03/20/2015	0.448%	1,500	(14)	(26)	12
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	10,500	1,594	374	1,220
General Electric Capital Corp.	DUB	1.000%	06/20/2010	0.911%	5,900	3	(14)	17
International Lease Finance Corp.	JPM	5.000%	06/20/2010	1.833%	6,800	58	(170)	228
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	600	11	7	4
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	1,200	22	14	8
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	1,600	(10)	(36)	26
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	1,600	(10)	(37)	27
Mexico Government International Bond	DUB	1.000%	03/20/2015	1.139%	900	(6)	(21)	15
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	5,200	66	23	43
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	15,600	197	68	129

						$1,893	$60	$1,833

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-13 Index	BCLY	5.000%	06/20/2015	$800	$101	$101	$0
CDX.EM-13 Index	GSC	5.000%	06/20/2015	200	25	25	0
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	482	8	0	8
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	2,315	34	0	34
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	965	13	0	13

					$181	$126	$55

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2010	59

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund   (Cont.)

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		6,200	9	11	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		7,100	10	14	(4)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,200	20	23	(3)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		9,400	(5)	0	(5)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		5,800	(2)	0	(2)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		8,900	(1)	0	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		20,100	7	6	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		9,800	3	3	0
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		15,700	(4)	0	(4)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		2,600	6	6	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		19,400	69	80	(11)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		36,700	181	85	96
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		2,900	3	0	3
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,100	14	(1)	15
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		3,000	10	8	2
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		1,500	11	10	1
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		3,800	33	32	1
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	145,000	118	(6)	124
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		77,000	63	(5)	68
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		255,000	216	(2)	218
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$8,500	225	178	47
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		40,900	1,079	857	222
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		15,500	1,134	331	803
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		22,900	1,174	1,223	(49)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		17,700	908	996	(88)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	1,400	174	(21)	195
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		7,200	(8)	(19)	11
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		3,600	(4)	(11)	7
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		39,400	1,202	140	1,062
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		14,000	427	(5)	432
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		6,400	195	(4)	199
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		3,800	62	13	49

							$7,325	$3,942	$3,383

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	eRAFI 1000 Index	9,134,567	1-Month USD-LIBOR plus a specified spread	$1,011,161	01/14/2011	CSFB	$13,584
Pay	S&P 500 Index	(523,598)	1-Month USD-LIBOR plus a specified spread	(997,027)	01/14/2011	CSFB	(16,804)
Receive	eRAFI 1000 Index	3,951,000	1-Month USD-LIBOR plus a specified spread	416,714	02/28/2011	CSFB	26,452
Receive	eRAFI 1000 Index	1,296,250	1-Month USD-LIBOR plus a specified spread	136,716	02/28/2011	JPM	8,678
Receive	eRAFI 1000 Index	6,187,033	1-Month USD-LIBOR plus a specified spread	684,880	04/15/2010	MLP	9,253
Receive	eRAFI 1000 Index	5,118,559	1-Month USD-LIBOR plus a specified spread	566,604	07/15/2010	MLP	7,612
Receive	eRAFI 1000 Index	441,237	1-Month USD-LIBOR plus a specified spread	48,843	09/15/2010	MLP	656
Receive	eRAFI 1000 Index	5,407,805	1-Month USD-LIBOR plus a specified spread	598,623	01/14/2011	MLP	8,042
Pay	S&P 500 Index	(310,437)	1-Month USD-LIBOR plus a specified spread	(591,131)	01/14/2011	MLP	(9,963)

							$47,510

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/21/2010	595	$11	$9
Put - CBOT U.S. Treasury 10-Year Note June Futures	92.000	05/21/2010	3,120	29	50
Put - CBOT U.S. Treasury 10-Year Note June Futures	98.000	05/21/2010	300	3	5
Put - CBOT U.S. Treasury 10-Year Note June Futures	99.000	05/21/2010	4,710	45	75

				$88	$139

60	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(i)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	530	$158	$86
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	68	21	3
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	127	142	68
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	320	114	114
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	210	85	126
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	103	62	14
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	127	238	108

				$820	$519

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$3,000	$42	$1
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	60,300	386	179
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	60,300	241	148
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,500	135	2
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	11,800	86	35
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	30,700	288	75
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	30,200	175	79
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	105,100	1,146	568
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	600	3	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,900	30	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,900	44	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	91,700	637	101
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	39,600	890	13
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	65,700	654	161
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	66,900	167	167
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	66,900	400	400
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	500	7	0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,200	11	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	47	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	7,300	44	8
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	165,300	997	69
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	162,000	1,146	53
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	31,600	149	83
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	31,600	221	171
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,000	92	3
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	75,100	583	509

							$8,649	$2,827

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010	$2,800	$5	$7
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010	2,800	7	1
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010	5,100	10	13
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010	5,100	11	3

						$33	$24

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$31,600	$191	$4
Call - OTC USD versus JPY		94.000	04/20/2010	31,600	111	265

					$302	$269

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$39,800	$337	$327
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	14,400	108	101

						$445	$428

See Accompanying Notes	Annual Report	March 31, 2010	61

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund   (Cont.)

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	590	$21,000	EUR	1,000	$289
Sales	5,501	1,668,700		2,600	15,411
Closing Buys	(3,902)	(407,800)		(3,600)	(5,183)
Expirations	(704)	(11,000)		0	(268)
Exercised	0	0		0	0

Balance at 03/31/2010	1,485	$1,270,900	EUR	0	$10,249

(j)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SLM Corp.	3.930%	08/25/2010	01/22/2010	$7,064	$7,277	0.21%

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$9,000	$9,608	$9,600

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	19,571	04/2010	JPM	$0	$(367)	$(367)
Buy	BRL	7,306	04/2010	HSBC	0	(64)	(64)
Sell		7,306	04/2010	HSBC	0	(16)	(16)
Buy		7,306	06/2010	HSBC	17	0	17
Sell	CAD	12,596	04/2010	JPM	0	(322)	(322)
Sell	CHF	2,644	05/2010	DUB	0	(6)	(6)
Buy	CNY	366	08/2010	BCLY	0	(1)	(1)
Buy		732	08/2010	DUB	0	(2)	(2)
Buy		8,449	08/2010	HSBC	1	(14)	(13)
Buy		43,420	08/2010	JPM	3	(26)	(23)
Buy		3,443	08/2010	MSC	2	0	2
Buy		226	11/2010	BCLY	0	0	0
Buy		371	11/2010	CITI	0	(1)	(1)
Buy		959	11/2010	DUB	0	(2)	(2)
Buy		371	11/2010	MSC	0	(1)	(1)
Sell	EUR	2,232	04/2010	BCLY	7	0	7
Sell		5,815	04/2010	CITI	173	0	173
Buy		516	04/2010	DUB	0	(9)	(9)
Sell		15,220	04/2010	GSC	429	0	429
Sell		5,924	04/2010	HSBC	20	0	20
Sell		25,366	04/2010	JPM	1,289	0	1,289
Buy		2,272	04/2010	MSC	0	(12)	(12)
Buy		1,261	04/2010	RBC	0	(14)	(14)
Sell		569	04/2010	RBC	2	0	2
Sell	GBP	12,195	06/2010	RBS	0	(117)	(117)
Buy	IDR	1,220,400	10/2010	BOA	9	0	9
Buy		8,484,230	10/2010	CITI	59	0	59
Buy		1,220,400	10/2010	RBS	9	0	9
Buy		2,483,325	10/2010	UBS	13	0	13
Buy		2,931,900	11/2010	BCLY	9	0	9
Buy		2,919,000	11/2010	CITI	7	0	7
Buy		1,338,650	11/2010	DUB	0	0	0
Buy		2,672,200	11/2010	HSBC	3	0	3
Sell	JPY	132,709	04/2010	BCLY	15	0	15
Sell		53,120	04/2010	BNP	5	0	5
Buy		132,646	04/2010	CITI	0	0	0
Sell		685,927	04/2010	CITI	80	(1)	79
Sell		488,799	04/2010	GSC	176	0	176
Sell		53,004	04/2010	UBS	5	0	5

62	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	181,000	07/2010	BCLY	$7	$0	$7
Buy		359,085	07/2010	DUB	13	0	13
Buy		298,307	07/2010	MSC	10	0	10
Buy		1,007,040	08/2010	BCLY	40	0	40
Buy		714,030	08/2010	MSC	21	0	21
Buy		556,565	11/2010	BCLY	14	0	14
Buy		145,229	11/2010	BOA	4	0	4
Buy		1,048,104	11/2010	CITI	19	0	19
Buy		174,390	11/2010	DUB	3	0	3
Buy		93,840	11/2010	GSC	2	0	2
Buy		632,793	11/2010	JPM	6	(1)	5
Buy		333,819	11/2010	MSC	3	0	3
Buy	MXN	748	04/2010	CITI	0	0	0
Sell		748	04/2010	DUB	0	0	0
Buy		107	04/2010	GSC	0	0	0
Buy		26,336	04/2010	HSBC	163	0	163
Sell		29,658	04/2010	HSBC	0	(52)	(52)
Buy		3,215	04/2010	MSC	10	0	10
Buy		748	09/2010	DUB	0	0	0
Buy		29,658	09/2010	HSBC	52	0	52
Buy	MYR	1,356	06/2010	BCLY	24	0	24
Buy		1,391	06/2010	DUB	25	0	25
Buy		106	06/2010	MSC	1	0	1
Buy		1,742	10/2010	BCLY	18	0	18
Buy		240	10/2010	BOA	3	0	3
Buy		842	10/2010	CITI	10	0	10
Buy		125	10/2010	DUB	2	0	2
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	284	06/2010	BCLY	3	0	3
Buy		597	06/2010	CITI	0	(4)	(4)
Buy		198	06/2010	DUB	1	0	1
Buy		155	06/2010	UBS	1	0	1
Buy		407	09/2010	BCLY	0	0	0
Buy		302	09/2010	CITI	1	0	1
Buy		260	09/2010	GSC	1	0	1
Buy	TWD	2,627	06/2010	BOA	1	0	1
Buy		3,086	06/2010	DUB	1	0	1
Buy		3,394	06/2010	MSC	1	0	1
Buy		425	10/2010	BCLY	0	0	0
Buy		1,263	10/2010	CITI	0	0	0

					$2,798	$(1,033)	$1,765

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$743,870	$17,596	$761,466
U.S. Government Agencies	0	359,265	0	359,265
U.S. Treasury Obligations	0	183,014	0	183,014
Mortgage-Backed Securities	0	98,196	0	98,196
Short-Term Instruments	880,208	765,337	0	1,645,545
Other Investments +++	26,956	260,798	15,051	302,805

Investments, at value	$907,164	$2,410,480	$32,647	$3,350,291
Short Sales, at value	$0	$(9,600)	$0	$(9,600)
Financial Derivative Instruments ++++	$(38,339)	$51,108	$(452)	$12,317

Totals	$868,825	$2,451,988	$32,195	$3,353,008

See Accompanying Notes	Annual Report	March 31, 2010	63

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund   (Cont.)

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$0	$17,700	$0	$0	$(104)	$0	$17,596	$(104)
Other Investments +++	0	15,424	17	0	(390)	0	15,051	(390)

Investments, at value	$0	$33,124	$17	$0	$(494)	$0	$32,647	$(494)
Financial Derivative Instruments ++++	$13,181	$(477)	$0	$0	$(13,156)	$0	$(452)	$26

Totals	$13,181	$32,647	$17	$0	$(13,650)	$0	$32,195	$(468)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$139	$0	$0	$0	$0	$139
Variation margin receivable^^	3,830	0	0	7,374	0	11,204
Unrealized appreciation on foreign currency contracts	0	2,798	0	0	0	2,798
Unrealized appreciation on swap agreements	3,554	0	1,889	74,278	0	79,721

	$7,523	$2,798	$1,889	$81,652	$0	$93,862

Liabilities:
Written options outstanding	$3,598	$269	$24	$176	$0	$4,067
Unrealized depreciation on foreign currency contracts	0	1,033	0	0	0	1,033
Unrealized depreciation on swap agreements	172	0	1	26,767	0	26,940

	$3,770	$1,302	$25	$26,943	$0	$32,040

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(55)	$0	$0	$(200)	$0	$(255)
Net realized gain (loss) on futures contracts, written options and swaps	26,863	69	(4,272)	82,560	0	105,220
Net realized gain on foreign currency transactions	0	2,479	0	0	0	2,479

	$26,808	$2,548	$(4,272)	$82,360	$0	$107,444

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$59	$0	$0	$5	$0	$64
Net change in unrealized appreciation on futures contracts, written options and swaps	385	33	7,091	2,300	0	9,809
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,354	0	0	0	2,354

	$444	$2,387	$7,091	$2,305	$0	$12,227

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(38,162) as reported in the Notes to Schedule of Investments.

64	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Schedule of Investments  Fundamental IndexPLUSTM Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 17.5%

BANKING & FINANCE 15.1%

American General Finance Corp.
4.875% due 05/15/2010	$800	$800

Bank of Scotland PLC
4.880% due 04/15/2011	1,600	1,669

Barclays Bank PLC
0.424% due 03/23/2017	300	278

CIT Group, Inc.
7.000% due 05/01/2013	156	153
7.000% due 05/01/2014	85	80
7.000% due 05/01/2015	285	266
7.000% due 05/01/2016	141	131
7.000% due 05/01/2017	198	183

Credit Agricole S.A.
0.599% due 02/02/2012	500	500

DnB NOR Bank ASA
0.482% due 09/01/2016	300	292

Ford Motor Credit Co. LLC
8.625% due 11/01/2010	100	102

Foundation Re II Ltd.
7.000% due 11/26/2010	500	496

Goldman Sachs Group, Inc.
0.649% due 07/22/2015	100	97
0.701% due 03/22/2016	300	285

HSBC Finance Corp.
1.749% due 10/20/2010	1,900	1,902

ING Bank NV
0.881% due 01/13/2012	1,700	1,697

International Lease Finance Corp.
5.625% due 09/15/2010	100	101

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)	200	47

Macquarie Bank Ltd.
2.600% due 01/20/2012	1,400	1,430

Morgan Stanley
0.731% due 10/15/2015	400	371

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	2,800	2,806
2.625% due 05/11/2012	800	817

Westpac Banking Corp.
0.731% due 07/16/2014	1,000	1,007

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	500	509

		16,019

INDUSTRIALS 1.5%

Daimler Finance North America LLC
5.750% due 09/08/2011	400	422

Dow Chemical Co.
2.499% due 08/08/2011	600	611

Pemex Project Funding Master Trust
0.852% due 12/03/2012	200	199

Reynolds American, Inc.
0.957% due 06/15/2011	400	398

		1,630

UTILITIES 0.9%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	300	304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Power Co.
0.431% due 04/05/2010	$700	$700

		1,004

Total Corporate Bonds & Notes (Cost $18,442)		18,653

MUNICIPAL BONDS & NOTES 0.3%

Louisiana State Revenue Bonds, Series 2009
2.729% due 05/01/2043	300	300

Total Municipal Bonds & Notes (Cost $300)		300

U.S. GOVERNMENT AGENCIES 27.8%

Fannie Mae
0.289% due 12/25/2036	350	345
0.329% due 01/25/2021	359	355
0.479% due 05/25/2037	616	611
0.579% due 03/25/2037 - 09/25/2042	360	356
0.589% due 03/25/2037	639	633
0.629% due 05/25/2031	107	107
0.929% due 10/25/2037	732	729
0.966% due 06/25/2037	298	297
0.979% due 03/25/2038 - 01/25/2040	5,083	5,081
1.000% due 07/25/2037	1,100	1,099
1.049% due 12/25/2039	1,821	1,826
1.129% due 07/25/2039	859	862
1.671% due 07/01/2044	85	85
2.405% due 11/01/2035	29	29
2.648% due 11/01/2034	32	32
2.786% due 05/01/2036	544	568
2.791% due 09/01/2036	599	628
2.835% due 07/01/2036	580	606
2.871% due 10/01/2034	12	12
2.929% due 08/01/2036	602	630
3.197% due 11/01/2035	103	108
3.207% due 09/01/2035	70	73
3.226% due 12/01/2033	36	37
3.232% due 07/01/2035	126	131
3.330% due 08/01/2035	955	998
3.382% due 07/01/2034 - 05/01/2035	80	82
3.671% due 07/01/2034	15	15
3.875% due 05/01/2035	49	50
4.962% due 06/01/2035	322	333
6.000% due 08/01/2036 - 11/01/2037	1,835	1,955
6.500% due 10/01/2036	999	1,085

Freddie Mac
0.269% due 12/25/2036	1,289	1,247
0.530% due 02/15/2037	47	47
0.560% due 02/15/2037	189	188
0.570% due 02/15/2037	440	436
0.580% due 12/15/2030	21	21
0.630% due 06/15/2018	16	16
0.840% due 07/15/2037	879	873
0.900% due 08/15/2037	904	899
0.930% due 08/15/2037	1,098	1,095
0.940% due 10/15/2037	267	266
0.950% due 05/15/2037 - 09/15/2037	1,233	1,229
0.980% due 08/15/2036	681	681
1.080% due 11/15/2039	476	478
1.085% due 01/15/2038	703	705
1.681% due 02/25/2045	74	71
4.664% due 06/01/2035	127	130
4.719% due 08/01/2035	166	173
5.000% due 07/15/2024	27	27
5.500% due 10/01/2035	173	185
6.000% due 01/01/2037 - 05/01/2040	1,024	1,095

Total U.S. Government Agencies (Cost $29,419)		29,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.2%

U.S. Treasury Notes
0.875% due 01/31/2012	$900	$899
1.000% due 10/31/2011 (d)(f)	1,500	1,506

Total U.S. Treasury Obligations (Cost $2,406)		2,405

MORTGAGE-BACKED SECURITIES 12.4%

Banc of America Funding Corp.
6.030% due 01/20/2047	921	645

Bear Stearns Mortgage Funding Trust
0.299% due 02/25/2037	218	214

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	909	561
5.624% due 12/26/2046	507	312

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	41	38

First Horizon Asset Securities, Inc.
5.343% due 08/25/2035	607	540

GMAC Mortgage Corp. Loan Trust
3.553% due 11/19/2035	38	31

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	238	216
0.309% due 01/25/2047	357	327
0.499% due 11/25/2045	19	11

Greenpoint Mortgage Pass-Through Certificates
3.474% due 10/25/2033	467	348

GS Mortgage Securities Corp. II
0.358% due 03/06/2020	300	280

Harborview Mortgage Loan Trust
0.319% due 01/19/2038	70	69
0.449% due 05/19/2035	46	27

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	44	43

Mellon Residential Funding Corp.
0.670% due 12/15/2030	262	237

Merrill Lynch Floating Trust
0.300% due 06/15/2022	1,716	1,569

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	482	348

MLCC Mortgage Investors, Inc.
2.040% due 01/25/2029	203	190

Morgan Stanley Capital I
0.289% due 10/15/2020	238	219

Structured Adjustable Rate Mortgage Loan Trust
2.817% due 01/25/2035	931	783
5.139% due 08/25/2035	407	296

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035	216	115
0.509% due 02/25/2036	59	34

Structured Asset Securities Corp.
3.183% due 10/25/2035	136	115

Thornburg Mortgage Securities Trust
0.349% due 10/25/2046	151	148

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	864	771

WaMu Mortgage Pass-Through Certificates
0.499% due 12/25/2045	29	22
0.519% due 10/25/2045	30	23
0.869% due 12/25/2027	1,022	817
1.201% due 01/25/2047	337	202
1.471% due 02/25/2046	2,186	1,666
1.671% due 11/25/2042	50	37
1.760% due 05/25/2041	10	9
3.078% due 02/27/2034	442	419

See Accompanying Notes	Annual Report	March 31, 2010	65

Schedule of Investments  Fundamental IndexPLUSTM Fund   (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.328% due 10/25/2046		$390	$258
3.328% due 12/25/2046		2,298	1,262

Total Mortgage-Backed Securities (Cost $17,135)			13,202

ASSET-BACKED SECURITIES 0.5%

AMMC CDO
0.488% due 08/08/2017		500	454

Morgan Stanley IXIS Real Estate Capital Trust
0.279% due 11/25/2036		29	29

SBI HELOC Trust
0.399% due 08/25/2036		18	17

Total Asset-Backed Securities (Cost $525)			500

SOVEREIGN ISSUES 2.9%

Korea Development Bank
0.531% due 11/22/2012		100	97

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012		3,000	3,014

Total Sovereign Issues (Cost $3,100)			3,111

FOREIGN CURRENCY-DENOMINATED ISSUES 2.4%

ASB Finance Ltd.
0.712% due 02/13/2012	EUR	500	657

Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	50,000	517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
0.988% due 03/01/2013	EUR	100	$129

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	200	192

Sumitomo Mitsui Banking Corp.
1.049% due 12/29/2049	JPY	100,000	1,062

Total Foreign Currency-Denominated Issues (Cost $2,274)			2,557

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.8%

Lehman Brothers Holdings, Inc.
8.750% due 07/01/2011 (a)		1,400	4

Motors Liquidation Co.
5.250% due 03/06/2032		96,000	830

Total Convertible Preferred Securities (Cost $1,700)			834

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.9%

REPURCHASE AGREEMENTS 6.8%

Barclays Capital, Inc.
0.030% due 04/01/2010		$6,300	6,300
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026 valued at $6,479. Repurchase proceeds are $6,300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$889	$889
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $910. Repurchase proceeds are $889.)

		7,189

U.S. TREASURY BILLS 0.5%
0.184% due 08/26/2010 - 09/02/2010 (b)(d)(f)	580	580

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 26.6%
	2,822,531	28,262

Total Short-Term Instruments (Cost $36,031)		36,031

Total Investments 100.7% (Cost $111,332)		$107,213

Written Options (h) (0.1%) (Premiums $235)		(79)

Other Assets and Liabilities (Net) (0.6%)		(703)

Net Assets 100.0%		$106,431

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $960 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $15,214 at a weighted average interest rate of 0.306%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $360 and cash of $83 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers’ Acceptance June Futures	Long	06/2010	3	$(1)
3-Month Canadian Bankers’ Acceptance September Futures	Long	09/2010	6	(5)
90-Day Eurodollar December Futures	Long	12/2010	1	0
90-Day Eurodollar June Futures	Long	06/2010	176	(9)
90-Day Eurodollar September Futures	Long	09/2010	3	1
U.S. Treasury 2-Year Note June Futures	Long	06/2010	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	5	1
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	2	0

				$(13)

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	0.910%	12/20/2012	1.933%	$400	$(10)	$0	$(10)
American International Group, Inc.	BOA	0.930%	12/20/2012	1.933%	600	(16)	0	(16)
American International Group, Inc.	RBS	0.780%	12/20/2012	1.933%	400	(12)	0	(12)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	0.687%	300	3	0	3

66	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	HSBC	1.000%	03/20/2015	1.279%	$900	$(12)	$(19)	$7
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.279%	300	(4)	(7)	3
Brazil Government International Bond	UBS	1.000%	03/20/2015	1.279%	300	(3)	(6)	3
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	2.742%	100	3	0	3
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	1.218%	200	17	4	13
General Electric Capital Corp.	BNP	4.600%	12/20/2013	1.363%	600	69	0	69
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	300	36	0	36
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.365%	100	15	4	11
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.365%	100	14	4	10
GMAC, Inc.	GSC	3.200%	09/20/2012	2.917%	300	2	0	2
GMAC, Inc.	JPM	3.670%	09/20/2012	2.917%	1,000	18	0	18
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	200	2	(2)	4
JSC Gazprom	BCLY	0.740%	01/20/2012	1.522%	800	(10)	0	(10)
JSC Gazprom	DUB	1.000%	10/20/2011	1.443%	400	(1)	0	(1)
MBIA, Inc.	BOA	2.800%	12/20/2012	33.594%	400	(195)	0	(195)
MBIA, Inc.	DUB	3.400%	12/20/2012	33.594%	400	(191)	0	(191)
MetLife, Inc.	JPM	1.700%	03/20/2013	1.600%	600	2	0	2
Mexico Government International Bond	MLP	1.000%	03/20/2011	0.583%	1,000	4	3	1
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	1.620%	500	(32)	0	(32)
New York, New York General Obligation Notes, Series 2007	GSC	0.450%	03/20/2018	1.520%	500	(29)	0	(29)
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	1.148%	800	15	0	15
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	1.148%	500	11	0	11
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	1.148%	300	7	0	7
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	1.148%	300	11	0	11
Republic of Germany	JPM	0.250%	03/20/2015	0.296%	900	(2)	0	(2)
SLM Corp.	BOA	5.000%	12/20/2011	2.461%	100	4	(7)	11
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.736%	500	6	3	3

						$(277)	$(22)	$(255)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,000	$(12)	$(18)	$6
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		2,700	11	11	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		2,400	9	9	0
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		2,700	0	0	0
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BCLY		1,500	33	(1)	34
Pay	1-Year BRL-CDI	12.540%	01/02/2012	UBS		1,600	35	(1)	36
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		200	10	1	9
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,400	37	29	8
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		1,100	29	23	6

							$152	$53	$99

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (4)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	eRAFI 1000 Index	189,626	1-Month USD-LIBOR plus a specified spread	$20,991	04/15/2010	CSFB	$282
Receive	eRAFI 1000 Index	30,600	1-Month USD-LIBOR plus a specified spread	3,227	02/28/2011	CSFB	205
Receive	eRAFI 1000 Index	699,212	1-Month USD-LIBOR plus a specified spread	77,400	04/15/2010	MLP	1,040
Receive	eRAFI 1000 Index	9,491	1-Month USD-LIBOR plus a specified spread	1,051	07/15/2010	MLP	14
Receive	eRAFI 1000 Index	4,600	1-Month USD-LIBOR plus a specified spread	509	09/15/2010	MLP	7

							$1,548

(4)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Annual Report	March 31, 2010	67

Schedule of Investments  Fundamental IndexPLUSTM Fund   (Cont.)

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	34	$9	$6
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	4	5	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	34	12	12
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	4	8	3

				$34	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	5,000	$35	$6
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		$2,000	20	0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		800	5	1
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		1,000	10	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		4,000	42	0
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010		3,000	17	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		1,400	4	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		1,400	4	4
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		1,000	11	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		1,000	8	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010		2,200	14	15
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		200	1	0

								$171	$30

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.HY-13 5-Year Index	BCLY	Buy	100.000%	06/16/2010	$1,000	$9	$16
Put - OTC CDX.HY-13 5-Year Index	BCLY	Sell	90.000%	06/16/2010	1,000	12	2

						$21	$18

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,000	$9	$8

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	85	$4,500	EUR	0	$51
Sales	197	40,600		5,000	454
Closing Buys	(154)	(20,600)		0	(234)
Expirations	(52)	(3,500)		0	(36)
Exercised	0	0		0	0

Balance at 03/31/2010	76	$21,000	EUR	5,000	$235

(i)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,404	04/2010	GSC	$0	$(12)	$(12)
Sell		1,404	04/2010	HSBC	0	(3)	(3)
Buy		1,404	06/2010	HSBC	3	0	3
Sell	CAD	3	04/2010	CITI	0	0	0
Sell		30	04/2010	CSFB	0	0	0
Buy		104	04/2010	JPM	3	0	3
Sell		2	04/2010	RBS	0	0	0
Sell	CHF	195	05/2010	DUB	0	(1)	(1)
Buy	CNY	27	08/2010	BCLY	0	0	0
Buy		27	08/2010	DUB	0	0	0
Buy		163	08/2010	HSBC	0	0	0
Buy		4,979	08/2010	JPM	0	(3)	(3)
Buy		306	08/2010	MSC	0	0	0

68	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	93	11/2010	BCLY	$0	$0	$0
Buy		152	11/2010	CITI	0	0	0
Buy		397	11/2010	DUB	0	(1)	(1)
Buy		152	11/2010	MSC	0	(1)	(1)
Sell	EUR	116	04/2010	BCLY	0	0	0
Sell		345	04/2010	CITI	7	0	7
Sell		320	04/2010	JPM	21	0	21
Sell	GBP	220	06/2010	RBS	0	(2)	(2)
Buy	IDR	101,700	10/2010	BOA	1	0	1
Buy		606,100	10/2010	CITI	4	0	4
Buy		101,700	10/2010	RBS	1	0	1
Buy		198,666	10/2010	UBS	1	0	1
Buy		390,920	11/2010	BCLY	1	0	1
Buy		291,900	11/2010	CITI	1	0	1
Buy		166,605	11/2010	DUB	0	0	0
Buy		309,600	11/2010	HSBC	1	0	1
Sell	JPY	2,780	04/2010	BCLY	0	0	0
Sell		1,112	04/2010	BNP	0	0	0
Sell		165,654	04/2010	CITI	57	0	57
Sell		927	04/2010	UBS	0	0	0
Buy	KRW	21,000	07/2010	BCLY	1	0	1
Buy		41,521	07/2010	DUB	2	0	2
Buy		34,489	07/2010	MSC	1	0	1
Buy		63,676	08/2010	BCLY	3	0	3
Buy		82,552	08/2010	MSC	3	0	3
Buy		37,124	11/2010	BCLY	1	0	1
Buy		41,517	11/2010	BOA	1	0	1
Buy		90,097	11/2010	CITI	2	0	2
Buy		11,626	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		34,613	11/2010	JPM	0	0	0
Buy		23,022	11/2010	MSC	0	0	0
Sell	MXN	3,097	04/2010	HSBC	0	(6)	(6)
Buy		3,097	04/2010	JPM	18	0	18
Buy		3,097	09/2010	HSBC	5	0	5
Buy	MYR	104	06/2010	BCLY	2	0	2
Buy		104	06/2010	DUB	2	0	2
Buy		11	06/2010	MSC	0	0	0
Buy		171	10/2010	BCLY	2	0	2
Buy		53	10/2010	CITI	1	0	1
Buy		23	10/2010	DUB	0	0	0
Buy	SGD	74	06/2010	CITI	0	0	0
Buy		14	06/2010	DUB	0	0	0
Buy		14	06/2010	UBS	0	0	0
Buy		46	09/2010	BCLY	0	0	0
Buy		35	09/2010	CITI	0	0	0
Buy		30	09/2010	GSC	0	0	0
Buy	TWD	271	06/2010	BOA	0	0	0
Buy		318	06/2010	DUB	0	0	0
Buy		350	06/2010	MSC	0	0	0
Buy		44	10/2010	BCLY	0	0	0
Buy		130	10/2010	CITI	0	0	0

					$145	$(29)	$116

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$18,653	$0	$18,653
U.S. Government Agencies	0	28,521	1,099	29,620
Mortgage-Backed Securities	0	13,202	0	13,202
Short-Term Instruments	28,262	7,769	0	36,031
Other Investments +++	0	8,191	1,516	9,707

Investments, at value	$28,262	$76,336	$2,615	$107,213
Financial Derivative Instruments ++++	$(19)	$1,461	$(26)	$1,416

Totals	$28,243	$77,797	$2,589	$108,629

See Accompanying Notes	Annual Report	March 31, 2010	69

Schedule of Investments  Fundamental IndexPLUSTM Fund   (Cont.)

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
U.S. Government Agencies	$0	$1,100	$0	$0	$(1)	$0	$1,099	$(1)
Other Investments +++	951	478	0	0	87	0	1,516	87

Investments, at value	$951	$1,578	$0	$0	$86	$0	$2,615	$86
Financial Derivative Instruments ++++	$(43,801)	$(30)	$0	$0	$43,805	$0	$(26)	$4

Totals	$(42,850)	$1,548	$0	$0	$43,891	$0	$2,589	$90

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable^^	$5	$0	$0	$0	$0	$5
Unrealized appreciation on foreign currency contracts	0	145	0	0	0	145
Unrealized appreciation on swap agreements	99	0	243	1,548	0	1,890

	$104	$145	$243	$1,548	$0	$2,040

Liabilities:
Written options outstanding	$56	$0	$18	$5	$0	$79
Variation margin payable^^	1	0	0	0	0	1
Unrealized depreciation on foreign currency contracts	0	29	0	0	0	29
Unrealized depreciation on swap agreements	0	0	498	0	0	498

	$57	$29	$516	$5	$0	$607

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(3)	$0	$0	$0	$0	$(3)
Net realized gain (loss) on futures contracts, written options and swaps	5,305	0	(8,347)	(7,297)	0	(10,339)
Net realized (loss) on foreign currency transactions	0	(995)	0	0	0	(995)

	$5,302	$(995)	$(8,347)	$(7,297)	$0	$(11,337)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$3	$0	$0	$0	$0	$3
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(3,311)	0	10,815	45,245	0	52,749
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	673	0	0	0	673

	$(3,308)	$673	$10,815	$45,245	$0	$53,425

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(13) as reported in the Notes to Schedule of Investments.

70	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Schedule of Investments  Fundamental IndexPLUSTM TR Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 29.1%

BANKING & FINANCE 20.8%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$700	$763

American Express Credit Corp.
5.875% due 05/02/2013	700	759

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	300	296
5.250% due 11/21/2011	300	314

American General Finance Corp.
4.875% due 07/15/2012	300	283
6.900% due 12/15/2017	1,300	1,140

American International Group, Inc.
5.050% due 10/01/2015	100	93
5.850% due 01/16/2018	4,000	3,722

Bank of America Corp.
0.580% due 08/15/2016	400	351
6.500% due 08/01/2016	1,800	1,947

Barclays Bank PLC
6.050% due 12/04/2017	1,000	1,033

Bear Stearns Cos. LLC
7.250% due 02/01/2018	500	579

CIT Group, Inc.
7.000% due 05/01/2013	149	146
7.000% due 05/01/2014	74	70
7.000% due 05/01/2015	274	256
7.000% due 05/01/2016	124	114
7.000% due 05/01/2017	173	160

Comerica Bank
0.362% due 05/24/2011	2,400	2,365

Commonwealth Bank of Australia
0.671% due 07/12/2013	2,800	2,818

Deutsche Bank AG
1.050% due 02/17/2015	2,700	2,653

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,000	1,034
7.375% due 02/01/2011	1,700	1,743

Foundation Re II Ltd.
7.000% due 11/26/2010	1,400	1,388

HSBC Holdings PLC
6.500% due 05/02/2036	1,900	1,964

JPMorgan Chase & Co.
6.000% due 01/15/2018	900	979
7.900% due 04/29/2049	500	535

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,700	1,815

LBG Capital No.1 PLC
8.500% due 12/29/2049	100	88

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	23
3.011% due 12/23/2010 (a)	900	211
6.200% due 09/26/2014 (a)	400	95

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	2,200	2,375

Morgan Stanley
2.350% due 05/14/2010	1,500	1,503

National Australia Bank Ltd.
5.350% due 06/12/2013	800	863

Northern Rock Asset Management PLC
5.625% due 06/22/2017	2,800	2,743

Petroleum Export Ltd.
5.265% due 06/15/2011	40	39

Principal Life Income Funding Trusts
5.550% due 04/27/2015	1,000	1,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Resona Bank Ltd.
5.850% due 09/29/2049	$200	$189

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	5,900	5,912

Societe Generale
5.922% due 04/29/2049	600	519

Sun Life Financial Global Funding LP
0.508% due 07/06/2010	1,009	1,009

Temasek Financial I Ltd.
4.300% due 10/25/2019	300	298

TNK-BP Finance S.A.
6.125% due 03/20/2012	200	209

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	360

UBS AG
5.750% due 04/25/2018	600	616
5.875% due 12/20/2017	700	726

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	700	713

		48,870

INDUSTRIALS 6.4%

Amgen, Inc.
6.900% due 06/01/2038	314	362

AstraZeneca PLC
5.900% due 09/15/2017	400	447
6.450% due 09/15/2037	300	335

C8 Capital SPV Ltd.
6.640% due 12/29/2049	4,200	2,928

CODELCO, Inc.
6.150% due 10/24/2036	100	103

Comcast Corp.
5.875% due 02/15/2018	300	321
6.450% due 03/15/2037	300	306

Dow Chemical Co.
4.850% due 08/15/2012	1,300	1,376
6.000% due 10/01/2012	200	218

Gaz Capital S.A.
6.212% due 11/22/2016	200	207

International Business Machines Corp.
5.700% due 09/14/2017	742	823

Kraft Foods, Inc.
6.125% due 02/01/2018	800	877

Peabody Energy Corp.
7.875% due 11/01/2026	300	310

Petrobras International Finance Co.
7.875% due 03/15/2019	2,000	2,349

Roche Holdings, Inc.
7.000% due 03/01/2039	127	151

Rohm and Haas Co.
6.000% due 09/15/2017	500	532

Shell International Finance BV
5.500% due 03/25/2040	100	98

Time Warner, Inc.
5.875% due 11/15/2016	2,100	2,298

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	300	367

UnitedHealth Group, Inc.
4.875% due 02/15/2013	700	749

		15,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.9%

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	$600	$607

NGPL PipeCo LLC
6.514% due 12/15/2012	800	878

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	250	243

Verizon Wireless Capital LLC
2.851% due 05/20/2011	2,600	2,677

		4,405

Total Corporate Bonds & Notes (Cost $67,318)		68,432

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, Series 2009
7.550% due 04/01/2039	1,300	1,345

California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030 (b)	100	100

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	200	206

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	400	414

New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,009

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	1,000	994

Total Municipal Bonds & Notes (Cost $4,204)		4,270

U.S. GOVERNMENT AGENCIES 35.0%

Fannie Mae
0.289% due 12/25/2036	466	461
0.579% due 07/25/2037 - 09/25/2042	2,518	2,492
0.609% due 07/25/2037	2,034	2,025
0.968% due 03/25/2040	2,169	2,168
1.671% due 06/01/2043 - 07/01/2044	638	638
2.405% due 11/01/2035	229	233
2.549% due 12/01/2033	383	395
2.730% due 03/01/2035	68	68
2.774% due 01/01/2035	621	633
2.871% due 10/01/2034	106	109
3.117% due 10/01/2035	303	315
3.207% due 09/01/2035	454	472
3.226% due 12/01/2033	185	193
3.232% due 07/01/2035	682	705
3.295% due 05/25/2035	113	113
3.297% due 09/01/2035	661	686
3.362% due 07/01/2035	561	576
3.494% due 07/01/2034	538	559
4.500% due 08/01/2035	1,115	1,162
4.828% due 06/01/2035	1,294	1,336
4.962% due 06/01/2035	1,449	1,500
5.000% due 06/25/2027	145	147
5.500% due 10/01/2021 - 10/01/2023	941	1,007
6.000% due 02/01/2029 - 05/01/2040	17,874	19,109
6.500% due 08/01/2029 - 05/01/2040	1,031	1,115

Freddie Mac
0.380% due 07/15/2019	1,012	1,007
0.489% due 08/25/2031	161	153

See Accompanying Notes	Annual Report	March 31, 2010	71

Schedule of Investments  Fundamental IndexPLUSTM TR Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.630% due 06/15/2018	$99	$98
1.681% due 02/25/2045	74	71
3.160% due 10/01/2035	739	770
3.500% due 09/01/2035	317	329
3.645% due 11/01/2034	574	592
4.664% due 06/01/2035	983	1,011
4.719% due 08/01/2035	779	809
5.500% due 05/01/2040	19,000	19,995
6.000% due 05/01/2040	8,000	8,555

Ginnie Mae
6.000% due 05/15/2037 - 07/15/2037	910	973

Small Business Administration
5.290% due 12/01/2027	581	625
5.490% due 03/01/2028	4,158	4,447
5.600% due 09/01/2028	4,115	4,428

Total U.S. Government Agencies (Cost $80,180)		82,080

U.S. TREASURY OBLIGATIONS 3.0%

U.S. Treasury Bonds
4.250% due 05/15/2039 (f)	1,200	1,112
4.375% due 11/15/2039 (e)	400	379

U.S. Treasury Notes
0.875% due 02/29/2012	1,600	1,597
3.250% due 03/31/2017	2,600	2,596
3.625% due 02/15/2020 (f)	1,500	1,475

Total U.S. Treasury Obligations (Cost $7,189)		7,159

MORTGAGE-BACKED SECURITIES 12.2%

American Home Mortgage Investment Trust
2.229% due 02/25/2045	185	145

Banc of America Commercial Mortgage, Inc.
5.739% due 05/10/2045	900	934

Bear Stearns Adjustable Rate Mortgage Trust
3.705% due 01/25/2034	1,287	1,150

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	664	500
5.158% due 09/25/2035	173	128

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	100	96
5.471% due 01/12/2045	300	306

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	629	389

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	415	378
4.700% due 12/25/2035	222	203

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	900	882

Countrywide Alternative Loan Trust
0.409% due 05/25/2047	645	339
0.509% due 02/25/2037	2,985	1,647

Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	163	122

Credit Suisse First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	12	12

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	100	98

Deutsche ALT-A Securities, Inc.
0.309% due 02/25/2037	300	294

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	344	312
0.309% due 01/25/2047	464	426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	$100	$99
5.444% due 03/10/2039	500	487

GSR Mortgage Loan Trust
2.954% due 09/25/2035	1,318	1,217
5.219% due 11/25/2035	1,052	966

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	49	47

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	98	97
3.025% due 01/25/2036	574	358

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	2,900	2,798
5.882% due 02/15/2051	300	294

JPMorgan Mortgage Trust
5.750% due 01/25/2036	113	97

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	72	72

Mellon Residential Funding Corp.
0.670% due 12/15/2030	1,927	1,740

Merrill Lynch Countrywide Commercial Mortgage Trust
0.768% due 07/09/2021	1,500	1,311
5.485% due 03/12/2051	600	551

Merrill Lynch Floating Trust
0.300% due 06/15/2022	2,712	2,481

Morgan Stanley Capital I
5.364% due 03/15/2044	2,500	2,430
5.809% due 12/12/2049	100	99

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035	474	224
2.828% due 08/25/2034	866	781

Structured Asset Mortgage Investments, Inc.
0.509% due 02/25/2036	294	170

TBW Mortgage-Backed Pass-Through Certificates
0.339% due 01/25/2037	40	36

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	588	574
0.349% due 10/25/2046	957	934

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	1,566	1,398

WaMu Mortgage Pass-Through Certificates
0.519% due 10/25/2045	90	69
1.671% due 11/25/2042	75	55
1.760% due 05/25/2041	72	65

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	933	822

Total Mortgage-Backed Securities (Cost $31,964)		28,633

ASSET-BACKED SECURITIES 2.7%

ACE Securities Corp.
0.279% due 12/25/2036	135	121

Asset-Backed Funding Certificates
0.289% due 11/25/2036	22	22

Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034	151	127

Bear Stearns Asset-Backed Securities Trust
0.279% due 11/25/2036	275	258

Centurion CDO VII Ltd.
0.619% due 01/30/2016	1,495	1,394

Countrywide Asset-Backed Certificates
0.279% due 05/25/2037	952	937
0.279% due 05/25/2047	153	149

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.299% due 06/25/2047		$246	$235
0.309% due 06/25/2037		196	189
0.339% due 10/25/2046		72	70

Credit-Based Asset Servicing & Securitization LLC
0.289% due 11/25/2036		210	159

First Franklin Mortgage Loan Asset-Backed Certificates
0.279% due 11/25/2036		297	290

Fremont Home Loan Trust
0.279% due 10/25/2036		251	245
0.289% due 01/25/2037		192	154

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		116	90

JPMorgan Mortgage Acquisition Corp.
0.279% due 10/25/2036		1,215	1,156

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		17	14

Morgan Stanley ABS Capital I
0.269% due 10/25/2036		57	56
0.279% due 10/25/2036		21	21

Park Place Securities, Inc.
0.541% due 10/25/2034		396	383

SBI HELOC Trust
0.399% due 08/25/2036		62	59

Structured Asset Securities Corp.
0.279% due 10/25/2036		130	129

Total Asset-Backed Securities (Cost $6,595)			6,258

SOVEREIGN ISSUES 1.4%

Brazil Government International Bond
8.000% due 01/15/2018		534	624

Export-Import Bank of China
4.875% due 07/21/2015		100	106

Korea Development Bank
4.375% due 08/10/2015		700	711

Mexico Government International Bond
5.950% due 03/19/2019		300	326

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012		1,000	1,005
2.375% due 03/26/2012		600	611

Total Sovereign Issues (Cost $3,179)			3,383

FOREIGN CURRENCY-DENOMINATED ISSUES 6.7%

Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,000	1,986

Brazil Government International Bond
10.250% due 01/10/2028	BRL	600	342

Canada Government Bond
2.000% due 12/01/2014	CAD	1,000	950

Citigroup, Inc.
4.750% due 02/10/2019	EUR	1,000	1,279

Fortis Bank Nederland NV
3.000% due 04/17/2012		100	139

France Government Bond
3.500% due 04/25/2020		300	408

France Treasury Notes
2.500% due 01/15/2015		400	546

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	3,972

JPMorgan Chase & Co.
0.957% due 09/26/2013		1,500	1,982

KeyCorp
0.860% due 11/22/2010		1,500	1,955

72	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	400	$558

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		1,000	851

SLM Corp.
2.750% due 03/15/2011	CHF	700	658

Swedbank AB
3.625% due 12/02/2011	EUR	100	140

Total Foreign Currency-Denominated Issues (Cost $16,223)			15,766

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.5%

American International Group, Inc.
8.500% due 08/01/2011		44,400	454

Motors Liquidation Co.
5.250% due 03/06/2032		80,000	692

Total Convertible Preferred Securities (Cost $531)			1,146

PREFERRED STOCKS 0.8%

DG Funding Trust
2.501% due 12/31/2049		243	1,981

Total Preferred Stocks (Cost $2,585)			1,981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 20.9%

REPURCHASE AGREEMENTS 1.4%

Goldman Sachs & Co.
0.140% due 04/05/2010	$1,000	$1,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $1,033. Repurchase proceeds are $1,000.)

Greenwich Capital Markets, Inc.
0.120% due 04/07/2010	96	96
(Dated 03/11/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $96. Repurchase proceeds are $96.)

JPMorgan Chase Bank N.A.
0.140% due 04/08/2010	668	668
(Dated 03/26/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $674. Repurchase proceeds are $668.)
0.150% due 04/07/2010	196	196
(Dated 03/19/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $192. Repurchase proceeds are $196.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$1,310	$1,310
(Dated 03/31/2010. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $1,337. Repurchase proceeds are $1,310.)

		3,270

U.S. TREASURY BILLS 0.3%
0.203% due 08/26/2010 - 09/02/2010 (c)(f)	728	727

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 19.2%
	4,494,645	45,005

Total Short-Term Instruments (Cost $49,002)		49,002

Total Investments 114.1% (Cost $268,970)		$268,110

Written Options (h) (0.1%) (Premiums $869)		(263)

Other Assets and Liabilities (Net) (14.0%)		(32,934)

Net Assets 100.0%		$234,913

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $133,586 at a weighted average interest rate of 0.330%. On March 31, 2010, securities valued at $662 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $1,207 and cash of $22 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	83	$215
90-Day Eurodollar June Futures	Long	06/2010	346	665
90-Day Eurodollar March Futures	Long	03/2011	2	4
90-Day Eurodollar September Futures	Long	09/2010	56	95
Euro-Bobl June Futures	Long	06/2010	12	5
Euro-Bund 10-Year Bond June Futures	Long	06/2010	14	11
U.S. Treasury 2-Year Note June Futures	Long	06/2010	162	(24)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	6	(6)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	112	(92)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	7	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	17	14
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	1

				$890

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	1.750%	03/20/2013	0.621%	$1,300	$43	$0	$43
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.372%	300	12	0	12
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	1,500	(4)	0	(4)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	1,500	(26)	0	(26)
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	700	83	0	83
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	700	74	0	74
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	600	91	21	70

See Accompanying Notes	Annual Report	March 31, 2010	73

Schedule of Investments  Fundamental IndexPLUSTM TR Fund   (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.363%	$800	$97	$0	$97
GMAC, Inc.	JPM	4.850%	09/20/2012	2.917%	500	23	0	23
International Lease Finance Corp.	JPM	5.000%	06/20/2010	1.833%	2,100	18	(52)	70
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	6	4	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
JSC Gazprom	BCLY	1.600%	12/20/2012	1.733%	1,800	2	0	2
JSC Gazprom	JPM	2.170%	02/20/2013	1.765%	1,000	14	0	14
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	400	6	0	6
MetLife, Inc.	GSC	1.000%	03/20/2015	1.898%	2,000	(80)	(121)	41
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	600	(3)	(13)	10
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	400	(2)	(9)	7
SLM Corp.	CITI	5.000%	12/20/2013	3.315%	1,600	93	(228)	321
SLM Corp.	JPM	4.300%	03/20/2013	3.038%	1,900	69	0	69
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	13	4	9
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	1,000	12	4	8

						$559	$(378)	$937

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$4,815	$(15)	$0	$(15)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	963	(2)	0	(2)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	2,990	47	0	47
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	675	10	0	10
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	1,543	23	0	23
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	964	13	0	13

					$76	$0	$76

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,400	$108	$(1)	$109
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	3,300	(40)	(60)	20
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	1	2	(1)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,900	40	0	40
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		3,200	71	(21)	92
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	10	1	9
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		600	29	2	27
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,700	1	1	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		700	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		500	1	0	1
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		300	1	1	0

74	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC	BRL	100	$1	$1	$0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	11,700	(74)	10	(84)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		2,100	(13)	1	(14)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,800	44	37	7
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		8,900	219	186	33
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		9,700	498	518	(20)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		7,600	390	428	(38)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	6,000	40	0	40
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	900	111	(14)	125
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		100	0	0	0
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		100	0	0	0
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		1,100	34	3	31
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		3,300	101	0	101
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,600	110	(2)	112
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	8,000	6	(1)	7
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		7,000	6	0	6
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		8,000	7	3	4

							$1,703	$1,100	$603

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	eRAFI 1000 Index	920,600	1-Month USD-LIBOR plus a specified spread	$97,096	02/28/2011	BCLY	$6,163
Receive	eRAFI 1000 Index	697,416	1-Month USD-LIBOR plus a specified spread	77,201	04/15/2010	CSFB	1,037
Receive	eRAFI 1000 Index	248,100	1-Month USD-LIBOR plus a specified spread	26,167	02/28/2011	CSFB	1,661
Receive	eRAFI 1000 Index	56,326	1-Month USD-LIBOR plus a specified spread	6,235	04/15/2010	MLP	84
Receive	eRAFI 1000 Index	68,744	1-Month USD-LIBOR plus a specified spread	7,610	07/15/2010	MLP	102
Receive	eRAFI 1000 Index	36,654	1-Month USD-LIBOR plus a specified spread	4,058	09/15/2010	MLP	55

							$9,102

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	105	$29	$17
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	2	1	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	97	23	4
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	9	10	5
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	62	25	22
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	45	18	27
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	1	1	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	9	17	8

				$124	$83

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	$3,800	$21	$15
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	3,800	22	24
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,000	94	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	100	1	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	100	1	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,000	3	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,000	6	5
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	400	4	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	400	4	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	3,000	30	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	4,500	12	12
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,500	24	24
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	15,000	125	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	2,100	14	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	2,100	17	14
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,300	8	2
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	3,500	20	2

See Accompanying Notes	Annual Report	March 31, 2010	75

Schedule of Investments  Fundamental IndexPLUSTM TR Fund   (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$3,100	$22	$1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	13,000	188	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,000	38	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	2,000	16	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	5,500	43	37

							$713	$150

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,200	$11	$0
Call - OTC USD versus JPY		94.000	04/20/2010	2,200	10	19

					$21	$19

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,300	$11	$11

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	402	$41,300	$368
Sales	932	159,900	1,932
Closing Buys	(582)	(98,300)	(1,143)
Expirations	(422)	(18,000)	(288)
Exercised	0	0	0

Balance at 03/31/2010	330	$84,900	$869

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$17,000	$18,022	$18,134

(j)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,604	04/2010	JPM	$49	$0	$49
Buy	BRL	2,912	04/2010	GSC	0	(25)	(25)
Sell		2,912	04/2010	HSBC	0	(7)	(7)
Buy		2,912	06/2010	HSBC	7	0	7
Sell	CAD	389	04/2010	JPM	0	(10)	(10)
Sell	CHF	699	05/2010	DUB	0	(1)	(1)
Buy	CNY	219	08/2010	BCLY	0	(1)	(1)
Buy		286	08/2010	DUB	0	(1)	(1)
Buy		296	08/2010	HSBC	0	0	0
Buy		1,020	08/2010	JPM	0	(1)	(1)
Buy		557	08/2010	MSC	0	0	0
Buy		935	11/2010	BCLY	0	(2)	(2)
Buy		1,506	11/2010	CITI	0	(3)	(3)
Buy		3,894	11/2010	DUB	0	(9)	(9)
Buy		1,535	11/2010	MSC	0	(4)	(4)
Sell	EUR	165	04/2010	BCLY	1	0	1
Sell		3,285	04/2010	CITI	77	0	77
Sell		481	04/2010	GSC	8	0	8
Sell		5,202	04/2010	JPM	76	0	76
Sell		63	04/2010	RBC	1	0	1
Sell		298	04/2010	UBS	4	0	4
Sell	GBP	3,128	06/2010	RBS	0	(30)	(30)
Buy	IDR	203,400	10/2010	BOA	2	0	2
Buy		1,818,302	10/2010	CITI	13	0	13
Buy		203,400	10/2010	RBS	2	0	2
Buy		496,665	10/2010	UBS	3	0	3

76	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	5,838	04/2010	BCLY	$1	$0	$1
Sell		2,318	04/2010	BNP	0	0	0
Buy		5,932	04/2010	CITI	0	0	0
Sell		74,648	04/2010	CITI	16	0	16
Sell		11,452	04/2010	GSC	4	0	4
Sell		2,409	04/2010	UBS	0	0	0
Buy	KRW	10,000	07/2010	BCLY	0	0	0
Buy		20,783	07/2010	DUB	1	0	1
Buy		17,295	07/2010	MSC	1	0	1
Buy		239,381	08/2010	BCLY	9	0	9
Buy		41,397	08/2010	MSC	1	0	1
Buy		18,617	11/2010	BCLY	0	0	0
Buy		94,373	11/2010	BOA	3	0	3
Buy		242,850	11/2010	CITI	4	0	4
Buy		46,504	11/2010	DUB	1	0	1
Buy		23,460	11/2010	GSC	1	0	1
Buy		138,454	11/2010	JPM	1	0	1
Buy		92,088	11/2010	MSC	1	0	1
Sell	MXN	43	04/2010	BCLY	0	0	0
Sell		3,171	04/2010	HSBC	0	(6)	(6)
Buy		3,215	04/2010	MSC	10	0	10
Buy		3,171	09/2010	HSBC	5	0	5
Buy	MYR	278	06/2010	BCLY	5	0	5
Buy		278	06/2010	DUB	5	0	5
Buy		40	06/2010	MSC	1	0	1
Buy		478	10/2010	BCLY	5	0	5
Buy		69	10/2010	BOA	1	0	1
Buy		210	10/2010	CITI	2	0	2
Buy		22	10/2010	DUB	0	0	0
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		94	06/2010	CITI	0	0	0
Buy		113	06/2010	DUB	1	0	1
Buy		85	06/2010	UBS	1	0	1
Buy		40	09/2010	BCLY	0	0	0
Buy		29	09/2010	CITI	0	0	0
Buy		25	09/2010	GSC	0	0	0
Buy	TWD	1,003	06/2010	BOA	0	0	0
Buy		1,178	06/2010	DUB	0	0	0
Buy		1,296	06/2010	MSC	0	0	0
Buy		163	10/2010	BCLY	0	0	0
Buy		482	10/2010	CITI	0	0	0

					$330	$(101)	$229

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$68,432	$0	$68,432
U.S. Government Agencies	0	82,080	0	82,080
U.S. Treasury Obligations	0	7,159	0	7,159
Mortgage-Backed Securities	0	28,633	0	28,633
Foreign Currency-Denominated Issues	0	15,766	0	15,766
Short-Term Instruments	45,005	3,997	0	49,002
Other Investments +++	454	13,210	3,374	17,038

Investments, at value	$45,459	$219,277	$3,374	$268,110
Short Sales, at value	$0	$(18,134)	$0	$(18,134)
Financial Derivative Instruments ++++	$877	$10,708	$(11)	$11,574

Totals	$46,336	$211,851	$3,363	$261,550

See Accompanying Notes	Annual Report	March 31, 2010	77

Schedule of Investments  Fundamental IndexPLUSTM TR Fund   (Cont.)

March 31, 2000

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$1,428	$1	$0	$(489)	$2,434	$3,374	$(489)

Financial Derivative Instruments ++++	$(63,107)	$(11)	$0	$0	$63,308	$(201)	$(11)	$0

Totals	$(63,107)	$1,417	$1	$0	$62,819	$2,233	$3,363	$(489)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$96	$0	$0	$0	$0	$96
Unrealized appreciation on foreign currency contracts	0	330	0	0	0	330
Unrealized appreciation on swap agreements	764	0	1,060	9,102	0	10,926

	$860	$330	$1,060	$9,102	$0	$11,352

Liabilities:
Written options outstanding	$232	$19	$0	$12	$0	$263
Unrealized depreciation on foreign currency contracts	0	101	0	0	0	101
Unrealized depreciation on swap agreements	161	0	47	0	0	208

	$393	$120	$47	$12	$0	$572

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$208	$0	$0	$0	$0	$208
Net realized gain (loss) on futures contracts, written options and swaps	19,569	0	(7,536)	92,843	0	104,876
Net realized gain on foreign currency transactions	0	22	0	0	0	22

	$19,777	$22	$(7,536)	$92,843	$0	$105,106

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(4,001)	$0	$0	$0	$0	$(4,001)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(9,969)	2	11,316	55,139	0	56,488
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,358	0	0	0	1,358

	$(13,970)	$1,360	$11,316	$55,139	$0	$53,845

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $890 as reported in the Notes to Schedule of Investments.

78	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Schedule of Investments   International StocksPLUS®  TR Strategy Fund (Unhedged)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 25.3%

BANKING & FINANCE 18.5%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$100	$109

American Express Co.
7.000% due 03/19/2018	100	114

American Express Credit Corp.
5.875% due 05/02/2013	100	108

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	400	395
5.250% due 11/21/2011	100	105

American General Finance Corp.
6.900% due 12/15/2017	200	175

American International Group, Inc.
5.850% due 01/16/2018	300	279

ANZ National International Ltd.
6.200% due 07/19/2013	100	110

Bank of America Corp.
5.750% due 12/01/2017	200	205

Barclays Bank PLC
6.050% due 12/04/2017	100	103

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	71

CIT Group, Inc.
7.000% due 05/01/2013	11	11
7.000% due 05/01/2014	16	15
7.000% due 05/01/2015	116	109
7.000% due 05/01/2016	27	25
7.000% due 05/01/2017	37	35

Citigroup Capital XXI
8.300% due 12/21/2077	900	916

Citigroup Funding, Inc.
1.299% due 05/07/2010	300	300

Citigroup, Inc.
0.400% due 05/18/2010	300	300
5.625% due 08/27/2012	100	105
6.000% due 08/15/2017	200	205
8.500% due 05/22/2019	100	117

Countrywide Financial Corp.
5.800% due 06/07/2012	200	213

Credit Agricole S.A.
0.302% due 05/28/2010	100	100

Deutsche Bank AG
1.050% due 02/17/2015	200	196

Dexia Credit Local
0.899% due 09/23/2011	200	201

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	500	517

GMAC, Inc.
6.750% due 12/01/2014	625	622
6.875% due 08/28/2012	200	202

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	1,200	1,202

HSBC Holdings PLC
6.500% due 05/02/2036	200	207

International Lease Finance Corp.
5.400% due 02/15/2012	1,200	1,181

JPMorgan Chase & Co.
6.000% due 01/15/2018	100	109

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	300	231

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	24
5.625% due 01/24/2013 (a)	500	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
5.800% due 01/13/2020	$300	$293
12.000% due 12/29/2049	300	335

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	400	432

Metropolitan Life Global Funding I
0.290% due 05/17/2010	200	200

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	107

Nordea Bank AB
4.875% due 01/27/2020	300	298

Northern Rock Asset Management PLC
5.625% due 06/22/2017	500	490

Pricoa Global Funding I
0.349% due 01/30/2012	100	98
0.451% due 09/27/2013	100	95
1.052% due 06/04/2010	400	400

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	106

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	800	817
6.990% due 10/29/2049	200	143

SLM Corp.
0.409% due 07/26/2010	300	296
0.549% due 01/27/2014	200	173

UBS AG
5.875% due 12/20/2017	100	104

UBS Preferred Funding Trust V
6.243% due 05/29/2049	700	637

Wells Fargo & Co.
7.980% due 03/29/2049	700	735

		14,796

INDUSTRIALS 4.9%

Amgen, Inc.
6.900% due 06/01/2038	400	461

AstraZeneca PLC
5.900% due 09/15/2017	100	112

Dell, Inc.
4.700% due 04/15/2013	200	215

Dow Chemical Co.
4.850% due 08/15/2012	300	318

HCA, Inc.
8.500% due 04/15/2019	800	864

International Business Machines Corp.
5.700% due 09/14/2017	400	444

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	300	322

Kraft Foods, Inc.
6.125% due 02/01/2018	100	110

Oracle Corp.
4.950% due 04/15/2013	300	326
5.750% due 04/15/2018	200	220

Philip Morris International, Inc.
6.375% due 05/16/2038	100	109

Rohm and Haas Co.
6.000% due 09/15/2017	100	106

Union Pacific Corp.
5.700% due 08/15/2018	200	211

UnitedHealth Group, Inc.
4.875% due 02/15/2013	100	107

		3,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.9%

AT&T, Inc.
6.300% due 01/15/2038	$200	$203

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	400	438

Enel Finance International S.A.
6.800% due 09/15/2037	300	317

NGPL PipeCo LLC
6.514% due 12/15/2012	100	110

Verizon Communications, Inc.
5.250% due 04/15/2013	100	109

Verizon Wireless Capital LLC
5.250% due 02/01/2012	300	320

		1,497

Total Corporate Bonds & Notes (Cost $18,694)		20,218

MUNICIPAL BONDS & NOTES 2.0%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	104

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	400	410

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	214

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	101

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	100	100

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	100	104

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	200	199

Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	129

Total Municipal Bonds & Notes (Cost $1,515)		1,568

U.S. GOVERNMENT AGENCIES 18.3%

Fannie Mae
0.579% due 07/25/2037	539	536
0.609% due 07/25/2037	631	628
0.966% due 06/25/2037	596	594
0.968% due 03/25/2040	690	690
5.000% due 02/25/2017	11	11
5.500% due 02/01/2018 - 10/01/2036	1,791	1,901
6.000% due 10/01/2037 - 05/01/2038	3,026	3,219
6.500% due 10/01/2035 - 04/01/2040	1,315	1,426

Freddie Mac
0.930% due 08/15/2037	517	515
0.940% due 10/15/2037	133	133
0.950% due 05/15/2037 - 09/15/2037	617	615
4.250% due 09/15/2024	8	8
5.500% due 07/01/2038 - 05/01/2040	2,272	2,392

Ginnie Mae
6.000% due 08/15/2037	779	834

See Accompanying Notes	Annual Report	March 31, 2010	79

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.430% due 05/01/2029	$291	$301
5.290% due 12/01/2027	83	89
5.490% due 03/01/2028	582	623
6.220% due 12/01/2028	94	103

Total U.S. Government Agencies (Cost $14,354)		14,618

U.S. TREASURY OBLIGATIONS 9.6%

U.S. Treasury Bonds
3.500% due 02/15/2039 (e)	1,400	1,133
4.750% due 02/15/2037	200	203
5.375% due 02/15/2031	300	332

U.S. Treasury Notes
0.875% due 01/31/2012 (e)	4,200	4,197
3.250% due 03/31/2017	1,100	1,098
3.625% due 02/15/2020	700	688

Total U.S. Treasury Obligations (Cost $7,817)		7,651

MORTGAGE-BACKED SECURITIES 5.0%

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	600	542

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	222	167

Bear Stearns Mortgage Funding Trust
0.299% due 02/25/2037	26	25

Countrywide Alternative Loan Trust
0.389% due 02/25/2047	188	101
1.471% due 02/25/2036	115	63

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	138	118
3.510% due 11/25/2034	84	71

Deutsche ALT-A Securities, Inc.
0.299% due 01/25/2047	18	17

Greenpoint Mortgage Funding Trust
0.309% due 01/25/2047	36	33

GS Mortgage Securities Corp. II
0.318% due 03/06/2020	122	118

GSR Mortgage Loan Trust
5.219% due 11/25/2035	66	60
6.000% due 03/25/2037	60	51

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	600	586
5.420% due 01/15/2049	300	289

JPMorgan Mortgage Trust
5.016% due 02/25/2035	39	39
5.750% due 01/25/2036	56	49

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	28	20

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	52	44

Morgan Stanley Capital I
0.289% due 10/15/2020	34	31
5.809% due 12/12/2049	500	493

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	92	57

Residential Accredit Loans, Inc.
1.831% due 09/25/2045	197	104

Structured Asset Mortgage Investments, Inc.
0.359% due 03/25/2037	112	60
0.479% due 07/19/2035	48	44

TBW Mortgage-Backed Pass-Through Certificates
0.339% due 01/25/2037	68	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020		$150	$132

WaMu Mortgage Pass-Through Certificates
0.869% due 12/25/2027		189	151
1.201% due 01/25/2047		67	40
1.471% due 02/25/2046		390	297

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035		78	76

Total Mortgage-Backed Securities (Cost $4,447)			3,938

ASSET-BACKED SECURITIES 1.6%

Asset-Backed Funding Certificates
0.289% due 01/25/2037		11	11

Bear Stearns Asset-Backed Securities Trust
0.319% due 06/25/2047		33	31

BNC Mortgage Loan Trust
0.329% due 05/25/2037		93	82

Citigroup Mortgage Loan Trust, Inc.
0.339% due 08/25/2036		185	153

Countrywide Asset-Backed Certificates
0.279% due 07/25/2037		160	154
0.279% due 06/25/2047		100	97
0.299% due 06/25/2047		19	18
0.309% due 06/25/2037		89	86
0.309% due 10/25/2047		87	83

First Franklin Mortgage Loan Asset-Backed Certificates
0.269% due 01/25/2038		8	8

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		100	100

GSAMP Trust
0.299% due 12/25/2036		81	53

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		98	91

MASTR Asset-Backed Securities Trust
0.279% due 01/25/2037		44	14
0.289% due 11/25/2036		26	26

Morgan Stanley ABS Capital I
0.269% due 01/25/2037		17	17
0.279% due 11/25/2036		22	21

Residential Asset Securities Corp.
0.299% due 02/25/2037		49	47

Securitized Asset-Backed Receivables LLC Trust
0.269% due 01/25/2037		113	108

Soundview Home Equity Loan Trust
0.309% due 06/25/2037		67	57

Specialty Underwriting & Residential Finance
0.289% due 01/25/2038		57	44

Total Asset-Backed Securities (Cost $1,459)			1,301

SOVEREIGN ISSUES 0.9%

Korea Development Bank
0.391% due 04/06/2010		500	500
4.375% due 08/10/2015		200	203

Total Sovereign Issues (Cost $700)			703

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%

American International Group, Inc.
4.000% due 09/20/2011	EUR	100	136

Bear Stearns Cos. LLC
0.969% due 07/27/2012		100	133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government Bond
2.000% due 12/01/2014	CAD	600	$570

France Government Bond
3.500% due 04/25/2020	EUR	100	136

France Treasury Notes
2.500% due 01/15/2015		100	137

Goldman Sachs Group, Inc.
1.015% due 01/30/2017		400	491

KeyBank N.A.
0.785% due 11/21/2011		100	128

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	100	96

Republic of Germany
3.250% due 01/04/2020	EUR	700	959

Total Foreign Currency-Denominated Issues (Cost $2,804)			2,786

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.8%

Motors Liquidation Co.
5.250% due 03/06/2032		8,000	69

Wells Fargo & Co.
7.500% due 12/31/2049		600	586

Total Convertible Preferred Securities (Cost $606)			655

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.7%

REPURCHASE AGREEMENTS 5.2%

Barclays Capital, Inc.
0.010% due 04/01/2010		$3,000	3,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $3,060. Repurchase proceeds are $3,000.)
0.030% due 04/01/2010		1,000	1,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $1,024. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010		138	138
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $145. Repurchase proceeds are $138.)

			4,138

U.S. TREASURY BILLS 1.3%
0.209% due 08/26/2010 (e)		1,044	1,043

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 28.2%
		2,251,070	22,540

Total Short-Term Instruments (Cost $27,723)			27,721

Total Investments 101.7% (Cost $80,119)			$81,159

Written Options (g) (0.1%) (Premiums $241)			(103)

Other Assets and Liabilities (Net) (1.6%)			(1,262)

Net Assets 100.0%			$79,794

80	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $6,072 at a weighted average interest rate of 0.161%. On March 31, 2010, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $291 and cash of $92 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	35	$43
90-Day Eurodollar June Futures	Long	06/2010	85	135
90-Day Eurodollar March Futures	Long	03/2011	1	2
90-Day Eurodollar September Futures	Long	09/2010	33	17
Euro-Bobl June Futures	Long	06/2010	14	5
Euro-Bund 10-Year Bond June Futures	Long	06/2010	7	4
U.S. Treasury 2-Year Note June Futures	Long	06/2010	20	(2)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	1	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	55	(41)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	2	1
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	7	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	2	1

				$167

(f)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	$600	$(2)	$0	$(2)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	500	(8)	0	(8)
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.018%	100	0	0	0
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	300	2	(3)	5
SLM Corp.	BOA	5.000%	12/20/2010	1.340%	100	3	(10)	13
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	100	1	0	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	500	8	3	5

						$4	$(10)	$14

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$386	$6	$0	$6
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	193	3	0	3

					$10	$0	$10

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2010	81

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)   (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	400	$(5)	$(7)	$2
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		700	1	0	1
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		500	1	1	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		300	4	0	4
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		400	9	(3)	12
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,200	0	1	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		500	0	1	(1)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		1,100	5	2	3
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		100	0	0	0
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	100	(1)	0	(1)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		1,300	(8)	1	(9)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$500	13	10	3
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		2,400	63	50	13
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	CITI		900	68	58	10
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		1,100	57	63	(6)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	800	5	0	5
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	100	12	(2)	14
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		100	0	0	0
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		100	0	0	0
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		1,400	43	5	38
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		300	9	1	8
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		400	12	0	12
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	8,000	8	0	8
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		5,000	5	0	5
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		8,000	8	0	8

							$318	$190	$128

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate(5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index	482,178	3-Month USD-LIBOR less a specified spread	$27,002	09/30/2010	CSFB	$0
Receive	iShares MSCI EAFE Index	54,137	1-Month USD-LIBOR plus a specified spread	2,993	04/14/2010	MLP	39
Pay	iShares MSCI EAFE Index	50,280	3-Month USD-LIBOR less a specified spread	2,800	06/30/2010	MLP	(15)
Receive	iShares MSCI EAFE Index	910,039	3-Month USD-LIBOR less a specified spread	50,680	06/30/2010	MLP	264

							$288

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(g)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	25	$7	$4
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	5	1	0
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	3	3	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	11	4	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	14	6	8
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	5	3	1
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	3	6	2

				$30	$21

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	$1,800	$17	$4
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	4,500	31	5

82	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	$1,500	$15	$4
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,300	9	5
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,300	10	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	400	2	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	4,400	27	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,300	31	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	2,500	12	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,200	29	23
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	1,700	13	12

							$200	$71

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,300	$11	$11

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	5	$1,600	$12
Sales	313	40,300	442
Closing Buys	(244)	(11,300)	(201)
Expirations	(8)	(1,000)	(12)
Exercised	0	0	0

Balance at 03/31/2010	66	$29,600	$241

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	286	04/2010	JPM	$6	$0	$6
Buy	BRL	1,183	04/2010	GSC	0	(10)	(10)
Sell		1,183	04/2010	HSBC	0	(3)	(3)
Buy		1,183	06/2010	HSBC	3	0	3
Sell	CAD	520	04/2010	JPM	0	(13)	(13)
Buy	CHF	53	05/2010	DUB	0	0	0
Buy	CNY	122	08/2010	HSBC	0	0	0
Buy		5,094	08/2010	JPM	0	(3)	(3)
Buy		231	08/2010	MSC	0	0	0
Buy		40	11/2010	BCLY	0	0	0
Buy		66	11/2010	CITI	0	0	0
Buy		165	11/2010	DUB	0	(1)	(1)
Buy		66	11/2010	MSC	0	0	0
Sell	EUR	451	04/2010	CITI	11	0	11
Buy		236	04/2010	GSC	0	(9)	(9)
Sell		785	04/2010	GSC	14	0	14
Sell		604	04/2010	JPM	33	0	33
Sell	GBP	107	06/2010	RBS	0	(1)	(1)
Buy	IDR	101,700	10/2010	BOA	1	0	1
Buy		504,496	10/2010	CITI	4	0	4
Buy		101,700	10/2010	RBS	1	0	1
Buy		99,333	10/2010	UBS	1	0	1
Buy		390,920	11/2010	BCLY	1	0	1
Buy		389,200	11/2010	CITI	1	0	1
Buy		146,255	11/2010	DUB	0	0	0
Buy		295,200	11/2010	HSBC	0	0	0
Sell	JPY	29,783	04/2010	GSC	11	0	11
Buy		29,603	04/2010	MSC	0	(9)	(9)
Buy	KRW	21,000	07/2010	BCLY	1	0	1
Buy		41,954	07/2010	DUB	2	0	2
Buy		34,862	07/2010	MSC	1	0	1
Buy		83,446	08/2010	MSC	3	0	3
Buy		37,527	11/2010	BCLY	1	0	1
Buy		30,114	11/2010	BOA	1	0	1
Buy		67,048	11/2010	CITI	1	0	1
Buy		11,626	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		34,614	11/2010	JPM	0	0	0
Buy		23,022	11/2010	MSC	0	0	0

See Accompanying Notes	Annual Report	March 31, 2010	83

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MXN	3,258	04/2010	HSBC	$0	$(6)	$(6)
Buy		3,258	04/2010	JPM	19	0	19
Buy		3,258	09/2010	HSBC	6	0	6
Buy	MYR	70	06/2010	BCLY	1	0	1
Buy		70	06/2010	DUB	1	0	1
Buy		8	06/2010	MSC	0	0	0
Buy		136	10/2010	BCLY	1	0	1
Buy		31	10/2010	CITI	0	0	0
Buy		13	10/2010	DUB	0	0	0
Buy	SGD	69	06/2010	CITI	0	(1)	(1)
Buy		14	06/2010	DUB	0	0	0
Buy		14	06/2010	UBS	0	0	0
Buy		46	09/2010	BCLY	0	0	0
Buy		34	09/2010	CITI	0	0	0
Buy		29	09/2010	GSC	0	0	0
Buy	TWD	191	06/2010	BOA	0	0	0
Buy		224	06/2010	DUB	0	0	0
Buy		247	06/2010	MSC	0	0	0
Buy		31	10/2010	BCLY	0	0	0
Buy		92	10/2010	CITI	0	0	0

					$125	$(56)	$69

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$20,218	$0	$20,218
U.S. Government Agencies	0	14,618	0	14,618
U.S. Treasury Obligations	0	7,651	0	7,651
Mortgage-Backed Securities	0	3,938	0	3,938
Short-Term Instruments	22,540	5,181	0	27,721
Other Investments +++	586	6,427	0	7,013

Investments, at value	$23,126	$58,033	$0	$81,159
Financial Derivative Instruments ++++	$163	$421	$(11)	$573

Totals	$23,289	$58,454	$(11)	$81,732

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$9	$(11)	$0	$0	$3	$(12)	$(11)	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

84	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$38	$0	$0	$0	$0	$38
Unrealized appreciation on foreign currency contracts	0	125	0	0	0	125
Unrealized appreciation on swap agreements	146	0	34	303	0	483

	$184	$125	$34	$303	$0	$646

Liabilities:
Written options outstanding	$99	$0	$0	$4	$0	$103
Unrealized depreciation on foreign currency contracts	0	56	0	0	0	56
Unrealized depreciation on swap agreements	18	0	10	15	0	43

	$117	$56	$10	$19	$0	$202

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$48	$0	$0	$0	$0	$48
Net realized gain (loss) on futures contracts, written options and swaps	2,448	0	(855)	24,298	0	25,891
Net realized (loss) on foreign currency transactions	0	(110)	0	0	0	(110)

	$2,496	$(110)	$(855)	$24,298	$0	$25,829

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(169)	$0	$0	$0	$0	$(169)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(506)	0	1,099	(2,643)	0	(2,050)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	297	0	0	0	297

	$(675)	$297	$1,099	$(2,643)	$0	$(1,922)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $167 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	85

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%

Daimler Finance North America LLC
4.230% due 08/03/2012	$725	$725

Georgia-Pacific Corp.
2.240% due 12/23/2012	388	384
2.251% due 12/20/2012	66	66

Total Bank Loan Obligations (Cost $1,156)		1,175

CORPORATE BONDS & NOTES 23.5%

BANKING & FINANCE 15.1%

American Express Co.
6.150% due 08/28/2017	1,200	1,297

American Express Credit Corp.
1.629% due 05/27/2010	1,600	1,603

American International Group, Inc.
4.950% due 03/20/2012	700	715
5.850% due 01/16/2018	3,000	2,791
8.250% due 08/15/2018	5,900	6,200

Bank of America Corp.
5.650% due 05/01/2018	400	405

Barclays Bank PLC
6.050% due 12/04/2017	1,600	1,652
7.434% due 09/29/2049	600	600
10.179% due 06/12/2021	1,040	1,360

Capital One Financial Corp.
6.750% due 09/15/2017	1,600	1,770

General Electric Capital Corp.
6.375% due 11/15/2067	200	189

Goldman Sachs Group, Inc.
0.701% due 03/22/2016	400	380

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017 (a)	1,800	9
6.875% due 05/02/2018 (a)	200	48

Lloyds TSB Bank PLC
12.000% due 12/29/2049	2,400	2,679

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	700	696
0.711% due 01/15/2015	3,900	3,637
6.050% due 08/15/2012	400	428

Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	215

Royal Bank of Scotland Group PLC
7.640% due 03/29/2049	1,900	1,207

UBS AG
1.173% due 06/19/2010	2,000	2,004
1.352% due 02/23/2012	1,000	1,005
5.875% due 12/20/2017	2,600	2,696

Wachovia Mortgage FSB
0.351% due 03/22/2011	1,100	1,100

		34,686

INDUSTRIALS 5.9%

Altria Group, Inc.
9.250% due 08/06/2019	1,800	2,191

America Movil SAB de C.V.
6.125% due 03/30/2040	1,400	1,375

Gaz Capital S.A.
8.146% due 04/11/2018	700	793

Goodrich Corp.
6.290% due 07/01/2016	2,100	2,331

Loews Corp.
5.250% due 03/15/2016	2,800	2,922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nabors Industries, Inc.
6.150% due 02/15/2018	$2,000	$2,134

Steel Dynamics, Inc.
7.375% due 11/01/2012	1,700	1,776

		13,522

UTILITIES 2.5%

British Telecommunications PLC
9.125% due 12/15/2010	2,300	2,429

Embarq Corp.
6.738% due 06/01/2013	2,000	2,178

Sprint Capital Corp.
7.625% due 01/30/2011	1,100	1,137

		5,744

Total Corporate Bonds & Notes (Cost $53,217)		53,952

MUNICIPAL BONDS & NOTES 0.3%

California State Palomar Community College District General Obligation Bonds, (FSA Insured), Series 2007
4.750% due 05/01/2032	100	100

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	510

Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	202

Total Municipal Bonds & Notes (Cost $971)		812

U.S. GOVERNMENT AGENCIES 19.0%

Fannie Mae
0.349% due 03/25/2034	21	20
0.359% due 03/25/2036	1,685	1,530
0.479% due 06/25/2044	7	7
0.579% due 09/25/2042	488	478
1.625% due 11/25/2023	167	166
1.750% due 04/25/2024	141	143
2.314% due 08/01/2035	528	538
2.567% due 09/01/2035	732	754
2.675% due 10/01/2035	437	451
2.699% due 02/01/2035	265	269
2.761% due 07/01/2032	24	25
2.835% due 11/01/2034	569	596
2.984% due 09/01/2031	2	2
3.063% due 10/01/2035	424	438
3.261% due 10/01/2035	372	387
3.263% due 08/01/2036	690	717
3.328% due 03/01/2036	1,598	1,639
3.421% due 07/01/2035	923	961
3.785% due 08/01/2010	350	350
4.500% due 06/01/2010 - 12/01/2039	2,448	2,467
4.855% due 02/01/2034	384	400
5.000% due 03/01/2040	1,000	1,039
5.500% due 02/01/2024 - 04/01/2036	18,763	19,841
6.000% due 09/01/2017 - 09/01/2037	1,087	1,156
6.500% due 11/01/2036 - 10/01/2037	2,006	2,179
7.500% due 12/01/2014	65	69

Freddie Mac
0.430% due 10/15/2020	462	461
1.681% due 10/25/2044	146	140
1.881% due 07/25/2044	710	682
5.251% due 09/01/2035	129	134
5.500% due 03/15/2017 - 08/15/2030	107	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.650% due 03/16/2032	$29	$29
3.125% due 11/20/2024	78	79
5.500% due 09/15/2035 - 04/01/2040	1,174	1,244
6.000% due 05/15/2038 - 10/15/2038	838	896
6.500% due 04/15/2031 - 11/15/2038	751	816

Small Business Administration
5.680% due 06/01/2028	2,176	2,367

Total U.S. Government Agencies (Cost $41,989)		43,581

U.S. TREASURY OBLIGATIONS 27.9%

U.S. Treasury Bonds
4.250% due 05/15/2039 (e)	5,100	4,727
4.375% due 02/15/2038	400	381
4.500% due 08/15/2039	900	869
5.500% due 08/15/2028	500	560
7.250% due 08/15/2022	1,000	1,300
7.500% due 11/15/2024	1,000	1,343
7.625% due 11/15/2022	200	268
7.875% due 02/15/2021	5,700	7,667
8.000% due 11/15/2021	400	545
8.125% due 05/15/2021	2,400	3,287

U.S. Treasury Notes
1.000% due 07/31/2011 (h)	372	374
2.375% due 09/30/2014 (h)	12,300	12,307
2.750% due 11/30/2016	7,400	7,195
3.000% due 08/31/2016	2,000	1,985
3.000% due 02/28/2017	400	394
3.125% due 10/31/2016 (h)	5,200	5,182
3.250% due 12/31/2016	5,400	5,407
3.625% due 02/15/2020	10,500	10,324

Total U.S. Treasury Obligations (Cost $64,885)		64,115

MORTGAGE-BACKED SECURITIES 12.2%

American General Mortgage Loan Trust
5.150% due 03/25/2040	1,900	1,900

American Home Mortgage Assets
0.419% due 05/25/2046	1,790	949
0.439% due 10/25/2046	668	336

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049	690	678

Banc of America Funding Corp.
6.030% due 01/20/2047	142	99

Banc of America Mortgage Securities, Inc.
0.679% due 01/25/2034	58	55

Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 08/25/2035	381	355
5.394% due 05/25/2047	1,882	1,307

Bear Stearns Alt-A Trust
3.478% due 05/25/2035	354	252
5.158% due 09/25/2035	434	321
5.198% due 08/25/2036	900	268

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	419	259

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	274	273

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	458	405
4.700% due 12/25/2035	1,054	966
5.969% due 09/25/2037	1,805	1,231

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	950	973
5.886% due 11/15/2044	500	501

86	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.424% due 12/20/2046	$1,933	$1,000
0.439% due 03/20/2046	1,368	712
0.439% due 07/20/2046	1,913	757
4.909% due 06/25/2037	2,426	1,413

Countrywide Home Loan Mortgage Pass-Through Trust
0.519% due 04/25/2035	274	157
0.549% due 03/25/2035	207	123

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 06/25/2033	205	175

Downey Savings & Loan Association Mortgage Loan Trust
0.489% due 08/19/2045	1,040	635
2.539% due 07/19/2044	89	59

First Horizon Alternative Mortgage Securities
2.389% due 03/25/2035	203	140

First Horizon Asset Securities, Inc.
5.343% due 08/25/2035	87	77

First Republic Mortgage Loan Trust
0.580% due 11/15/2031	98	83

Greenpoint Mortgage Funding Trust
0.409% due 01/25/2037	1,590	908

GSR Mortgage Loan Trust
2.954% due 09/25/2035	342	316

GSRPM Mortgage Loan Trust
0.929% due 01/25/2032	9	8

Harborview Mortgage Loan Trust
0.469% due 03/19/2036	1,188	662

Homebanc Mortgage Trust
5.837% due 04/25/2037	900	478

Indymac Index Mortgage Loan Trust
0.529% due 06/25/2037	606	225
2.948% due 12/25/2034	56	41

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	210	206

JPMorgan Mortgage Trust
5.016% due 02/25/2035	274	272

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	227	164

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	49	36
1.229% due 10/25/2035	72	58

Morgan Stanley Capital I
0.289% due 10/15/2020	987	909
5.880% due 06/11/2049	100	99

Residential Accredit Loans, Inc.
0.439% due 04/25/2046	1,588	634
0.629% due 03/25/2033	106	91

Residential Asset Securitization Trust
0.579% due 10/25/2018	1,304	1,182
0.629% due 05/25/2033	131	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035		$267	$126

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035		307	260
0.509% due 02/25/2036		705	408

WaMu Mortgage Pass-Through Certificates
0.539% due 01/25/2045		186	144
0.549% due 01/25/2045		183	142
1.171% due 03/25/2047		976	572
5.396% due 02/25/2037		256	180

Wells Fargo Mortgage-Backed Securities Trust
3.049% due 07/25/2035		795	793
3.091% due 12/25/2034		407	396
3.228% due 05/25/2035		197	170
4.500% due 11/25/2018		737	743
5.215% due 04/25/2036		1,326	1,204

Total Mortgage-Backed Securities (Cost $33,626)			28,000

ASSET-BACKED SECURITIES 2.1%

Access Group, Inc.
1.549% due 10/27/2025		2,215	2,290

Aurum CLO 2002-1 Ltd.
0.681% due 04/15/2014		898	865

Bear Stearns Asset-Backed Securities Trust
4.281% due 10/25/2036		1,476	1,053

GE-WMC Mortgage Securities LLC
0.269% due 08/25/2036		17	6

GSAMP Trust
0.319% due 11/25/2035		91	12

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		186	157

Structured Asset Securities Corp.
4.900% due 04/25/2035		588	442

Total Asset-Backed Securities (Cost $5,445)			4,825

SOVEREIGN ISSUES 0.5%

Qatar Government International Bond
4.000% due 01/20/2015		1,200	1,228

Total Sovereign Issues (Cost $1,198)			1,228

FOREIGN CURRENCY-DENOMINATED ISSUES 10.3%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	799

Canada Government Bond
3.500% due 01/13/2020	EUR	1,500	2,076

Fortis Bank Nederland NV
1.246% due 06/10/2011		500	676

France Government Bond
3.750% due 10/25/2019		3,100	4,332

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,800	2,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
0.803% due 06/09/2011	EUR	300	$406

Magnolia Funding Ltd.
3.000% due 04/20/2017		600	815

Republic of Germany
1.000% due 03/16/2012		4,000	5,407
3.750% due 01/04/2019		2,700	3,857

SMFG Preferred Capital GBP 2 Ltd.
10.231% due 07/29/2049	GBP	1,600	2,821

Total Foreign Currency-Denominated Issues (Cost $25,033)			23,611

		SHARES
PREFERRED STOCKS 0.0%

Fannie Mae
8.250% due 12/31/2049 (b)		13,000	17

Total Preferred Stocks (Cost $325)			17

EXCHANGE-TRADED FUNDS 4.2%

iShares MSCI EAFE
Index Fund (Cost $10,076)		172,236	9,645

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2010		$490	490

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $500. Repurchase proceeds are $490.)

U.S. TREASURY BILLS 0.8%
0.197% due 08/26/2010 - 09/02/2010 (c)(e)(f)		1,880	1,878

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 10.9%
		2,496,930	25,002

Total Short-Term Instruments (Cost $27,370)			27,370

Total Investments 112.4% (Cost $265,291)			$258,331

Written Options (j) (0.1%) (Premiums $948)			(161)

Other Assets and Liabilities (Net) (12.3%)			(28,259)

Net Assets 100.0%			$229,911

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,494 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	Securities with an aggregate market value of $570 have been pledged as collateral for delayed-delivery mortgage-backed securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.

See Accompanying Notes	Annual Report	March 31, 2010	87

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)   (Cont.)

(g)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $146,717 at a weighted average interest rate of 0.374%. On March 31, 2010, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $775 and cash of $280 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	96	$62
90-Day Euribor June Futures	Long	06/2010	125	338
90-Day Eurodollar December Futures	Long	12/2010	55	23
Euro-Bobl June Futures	Long	06/2010	96	39
Euro-Bund 10-Year Bond June Futures	Long	06/2010	33	13

				$475

(i)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Capital One Financial Corp.	DUB	(1.000%	)	09/20/2017	1.149%		$1,600	$15	$25	$(10)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.904%		300	(2)	(6)	4
Embarq Corp.	BOA	(1.370%	)	03/20/2014	1.020%		100	(1)	0	(1)
Embarq Corp.	DUB	(1.250%	)	03/20/2014	1.020%		300	(3)	0	(3)
Embarq Corp.	DUB	(1.270%	)	03/20/2014	1.020%		600	(6)	0	(6)
Embarq Corp.	DUB	(1.425%	)	03/20/2014	1.020%		500	(8)	0	(8)
Embarq Corp.	MSC	(1.300%	)	03/20/2014	1.020%		200	(2)	0	(2)
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.632%		2,100	15	0	15
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	0.791%		1,000	(76)	0	(76)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.659%		2,300	48	0	48
Nabors Industries, Inc.	CITI	(1.050%	)	03/20/2018	1.484%		2,000	58	0	58
UBS AG	BCLY	(1.900%	)	12/20/2013	0.731%	EUR	900	(52)	0	(52)
UBS AG	BCLY	(2.200%	)	03/20/2014	0.756%		1,000	(76)	0	(76)
UBS AG	DUB	(2.200%	)	03/20/2014	0.756%		600	(45)	0	(45)

								$(135)	$19	$(154)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	DUB	5.000%	06/20/2010	0.911%	$2,800	$30	$(98)	$128
Goldman Sachs Group, Inc.	BCLY	1.000%	03/20/2012	0.782%	500	2	0	2
Goldman Sachs Group, Inc.	DUB	1.000%	03/20/2011	0.573%	500	2	1	1
Russia Government International Bond	CITI	1.000%	12/20/2010	0.552%	900	3	0	3
Russia Government International Bond	GSC	1.000%	12/20/2010	0.552%	1,400	5	1	4
Sprint Nextel Corp.	GSC	5.000%	09/20/2010	2.271%	500	7	6	1

						$49	$(90)	$139

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-5 7-Year Index 10-15%	MSC	(0.142%	)	12/20/2012	$7,800	$173	$0	$173
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	1,355	40	18	22
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	3,001	87	50	37
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	2,033	60	50	10
CDX.IG-9 10-Year Index	RBS	(0.800%	)	12/20/2017	871	26	13	13

						$386	$131	$255

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE AAA 06-2 Index	GSC	0.110%	05/25/2046	$986	$(491)	$(321)	$(170)
CDX.IG-5 10-Year Index 10-15%	MSC	0.463%	12/20/2015	5,600	(606)	0	(606)
CDX.IG-7 10-Year Index	GSC	0.650%	12/20/2016	2,506	(86)	(200)	114

					$(1,183)	$(521)	$(662)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

88	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM	BRL	2,500	$4	$5	$(1)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		2,700	3	5	(2)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		400	5	3	2
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		400	4	3	1
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		900	10	7	3
Pay	1-Year BRL-CDI	11.670%	01/02/2012	MLP		2,700	30	20	10
Pay	1-Year BRL-CDI	11.670%	01/02/2012	MSC		2,200	24	16	8
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		10,700	(14)	(6)	(8)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		1,700	(2)	0	(2)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		5,700	6	13	(7)

							$70	$66	$4

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate(6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index	1,754,431	3-Month USD-LIBOR less a specified spread	$98,248	09/30/2010	CSFB	$0
Receive	iShares MSCI EAFE Index	1,140,000	3-Month USD-LIBOR less a specified spread	63,452	06/30/2010	DUB	364
Pay	iShares MSCI EAFE Index	150,481	3-Month USD-LIBOR less a specified spread	8,380	06/30/2010	MLP	(44)
Receive	iShares MSCI EAFE Index	1,193,221	3-Month USD-LIBOR less a specified spread	66,451	06/30/2010	MLP	347

							$667

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	92	$30	$15
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	8	9	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	99	29	35
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	4	2	1
Put - CME 1-Year Mid-Curve Eurodollar September Futures	97.375	09/10/2010	111	36	30
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	8	15	7

				$121	$92

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	$100	$1	$0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,100	14	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	15,000	155	5
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	19,600	409	7
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	15,800	132	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	2,900	17	3
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,400	24	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	200	1	0

							$753	$16

See Accompanying Notes	Annual Report	March 31, 2010	89

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)   (Cont.)

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC iTraxx Europe 12 Index	GSC	Buy	0.700%	06/16/2010	EUR	3,200	$8	$11
Put - OTC iTraxx Europe 12 Index	GSC	Sell	1.400%	06/16/2010		3,200	8	2
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010		$4,300	9	11
Call - OTC iTraxx Europe 12 Index	JPM	Buy	0.700%	06/16/2010	EUR	1,900	4	7
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010		$4,300	9	2
Put - OTC iTraxx Europe 12 Index	JPM	Sell	1.400%	06/16/2010	EUR	1,900	3	1

							$41	$34

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,200	$17	$0
Call - OTC USD versus JPY		94.000	04/20/2010	2,200	16	19

					$33	$19

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	66	$22,200	EUR	0	$198
Sales	617	106,700		10,200	1,248
Closing Buys	(176)	(6,900)		0	(140)
Expirations	(185)	(50,900)		0	(358)
Exercised	0	0		0	0

Balance at 03/31/2010	322	$71,100	EUR	10,200	$948

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	12/01/2099	$1,000	$967	$966
Fannie Mae	5.000%	03/01/2040	1,000	1,033	1,039
Fannie Mae	5.500%	04/01/2025	5,000	5,342	5,345
Fannie Mae	5.500%	05/01/2040	23,000	24,179	24,143
Fannie Mae	6.000%	05/01/2040	30,000	31,926	32,001
Fannie Mae	6.500%	04/01/2040	2,000	2,133	2,167
Freddie Mac	5.500%	04/01/2040	6,000	6,341	6,335
Ginnie Mae	5.500%	04/01/2040	1,000	1,057	1,059
Ginnie Mae	5.500%	05/01/2040	2,650	2,795	2,792

				$75,773	$75,847

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	42,750	04/2010	JPM	$0	$(801)	$(801)
Buy	BRL	347	04/2010	BCLY	4	0	4
Buy		352	04/2010	CITI	4	0	4
Buy		444	04/2010	DUB	6	0	6
Sell		1,524	04/2010	GSC	13	0	13
Buy		1,012	04/2010	HSBC	11	0	11
Sell		631	04/2010	HSBC	0	(1)	(1)
Buy		631	06/2010	HSBC	1	0	1
Sell	CAD	48	04/2010	JPM	0	(1)	(1)
Sell	CHF	18,242	05/2010	DUB	0	(38)	(38)
Buy	CLP	8,500	01/2011	JPM	0	(1)	(1)
Buy	CNY	9,490	06/2010	BCLY	0	(11)	(11)
Sell		17,237	06/2010	BOA	13	0	13
Buy		3,587	06/2010	CITI	0	(4)	(4)
Buy		2,508	06/2010	DUB	0	(3)	(3)
Buy		4,821	06/2010	HSBC	0	(3)	(3)
Buy		3,460	06/2010	JPM	0	(5)	(5)
Sell		3,314	06/2010	JPM	3	0	3
Sell		3,315	06/2010	MSC	3	0	3
Buy		239	11/2010	BCLY	0	0	0

90	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell		8,318	11/2010	BCLY	$2	$0	$2
Buy		17,237	11/2010	BOA	0	(29)	(29)
Sell		2,759	11/2010	BOA	0	0	0
Sell		5,386	11/2010	CITI	2	0	2
Buy		3,307	11/2010	DUB	0	(7)	(7)
Sell		6,729	11/2010	DUB	1	0	1
Buy		6,095	11/2010	GSC	0	(13)	(13)
Buy		3,314	11/2010	JPM	0	(6)	(6)
Sell		7,671	11/2010	JPM	3	0	3
Buy		3,315	11/2010	MSC	0	(6)	(6)
Sell		2,643	11/2010	UBS	0	0	0
Buy		3,318	06/2011	HSBC	3	0	3
Buy		5,836	02/2012	BCLY	0	(2)	(2)
Buy		2,647	02/2012	BOA	0	0	0
Buy		7,490	02/2012	CITI	0	(2)	(2)
Buy		6,455	02/2012	DUB	0	(1)	(1)
Buy		7,361	02/2012	JPM	0	(3)	(3)
Buy		2,643	02/2012	UBS	0	(1)	(1)
Sell	DKK	10,168	05/2010	DUB	16	0	16
Sell	EUR	2,742	04/2010	BCLY	4	0	4
Sell		61,878	04/2010	BNP	702	0	702
Sell		633	04/2010	CSFB	0	(3)	(3)
Sell		4,047	04/2010	GSC	43	0	43
Sell		231	04/2010	JPM	4	0	4
Buy		2,483	04/2010	MSC	0	(114)	(114)
Sell		613	04/2010	RBC	7	0	7
Sell		117	04/2010	UBS	2	0	2
Sell		61,832	05/2010	RBS	145	0	145
Sell	GBP	34,325	04/2010	UBS	0	(346)	(346)
Sell	HKD	8,624	07/2010	HSBC	0	(1)	(1)
Sell		34,919	07/2010	JPM	0	(3)	(3)
Sell	JPY	350,000	04/2010	BCLY	0	0	0
Sell		3,815,471	04/2010	CITI	1,349	0	1,349
Sell		547,955	04/2010	RBS	163	0	163
Buy	KRW	235,460	11/2010	BCLY	7	0	7
Sell		240,282	11/2010	BCLY	0	(8)	(8)
Buy		45,111	11/2010	BOA	1	0	1
Buy		616,600	11/2010	CITI	11	0	11
Sell		234,521	11/2010	CITI	0	(7)	(7)
Buy		116,260	11/2010	DUB	2	0	2
Buy		58,650	11/2010	GSC	1	0	1
Buy		357,834	11/2010	JPM	4	0	4
Buy		241,731	11/2010	MSC	2	0	2
Sell		588,427	11/2010	RBS	0	(17)	(17)
Buy		695,632	11/2010	UBS	0	(3)	(3)
Sell	MXN	179	04/2010	HSBC	0	0	0
Buy		179	04/2010	JPM	1	0	1
Buy		179	09/2010	HSBC	0	0	0
Buy	MYR	1	06/2010	MSC	0	0	0
Buy		10	10/2010	CITI	0	0	0
Buy		4	10/2010	DUB	0	0	0
Sell	NOK	8,919	05/2010	DUB	18	0	18
Sell	NZD	395	04/2010	JPM	0	(8)	(8)
Sell		384	04/2010	RBS	0	(1)	(1)
Sell	SEK	42,253	05/2010	DUB	83	0	83
Sell	SGD	4,218	09/2010	JPM	1	0	1

					$2,635	$(1,449)	$1,186

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$53,952	$0	$53,952
U.S. Government Agencies	0	43,581	0	43,581
U.S. Treasury Obligations	0	64,115	0	64,115
Mortgage-Backed Securities	0	26,100	1,900	28,000
Foreign Currency-Denominated Issues	0	22,796	815	23,611

See Accompanying Notes	Annual Report	March 31, 2010	91

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)   (Cont.)

March 31, 2010

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Short-Term Instruments	$25,002	$2,368	$0	$27,370
Other Investments +++	9,662	7,175	865	17,702

Investments, at value	$34,664	$220,087	$3,580	$258,331
Short Sales, at value	$0	$(75,847)	$0	$(75,847)
Financial Derivative Instruments ++++	$463	$1,319	$(33)	$1,749

Totals	$35,127	$145,559	$3,547	$184,233

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Mortgage-Backed Securities	$0	$1,900	$0	$0	$0	$0	$1,900	$0
Foreign Currency-Denominated Issues	0	803	0	0	12	0	815	13
Other Investments +++	1,172	(442)	0	0	135	0	865	80

Investments, at value	$1,172	$2,261	$0	$0	$147	$0	$3,580	$93
Financial Derivative Instruments ++++	$108	$(40)	$0	$0	$(101)	$0	$(33)	$7

Totals	$1,280	$2,221	$0	$0	$46	$0	$3,547	$100

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$57	$0	$0	$0	$0	$57
Unrealized appreciation on foreign currency contracts	0	2,635	0	0	0	2,635
Unrealized appreciation on swap agreements	24	0	633	711	0	1,368

	$81	$2,635	$633	$711	$0	$4,060

Liabilities:
Written options outstanding	$97	$19	$34	$11	$0	$161
Unrealized depreciation on foreign currency contracts	0	1,449	0	0	0	1,449
Unrealized depreciation on swap agreements	20	0	1,055	44	0	1,119

	$117	$1,468	$1,089	$55	$0	$2,729

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(32)	$708	$0	$0	$0	$676
Net realized gain (loss) on futures contracts, written options and swaps	(4,634)	0	1,823	106,915	0	104,104
Net realized (loss) on foreign currency transactions	0	(19,793)	0	0	0	(19,793)

	$(4,666)	$(19,085)	$1,823	$106,915	$0	$84,987

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$17	$(848)	$0	$0	$0	$(831)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	14,319	14	(7,612)	(15,091)	0	(8,370)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	7,522	0	0	0	7,522

	$14,336	$6,688	$(7,612)	$(15,091)	$0	$(1,679)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $475 as reported in the Notes to Schedule of Investments.

92	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Schedule of Investments  Small Cap StocksPLUS® TR Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 19.8%

Allstate Corp.
6.125% due 05/15/2067	$200	$190

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,000	1,090

American Express Bank FSB
0.310% due 07/13/2010	800	800

American General Finance Corp.
6.900% due 12/15/2017	100	88

American International Group, Inc.
5.850% due 01/16/2018	100	93
8.250% due 08/15/2018	1,800	1,892

ANZ National International Ltd.
6.200% due 07/19/2013	400	441

Bank of America Corp.
0.580% due 08/15/2016	400	351
4.500% due 04/01/2015	1,700	1,716
6.500% due 08/01/2016	800	865

Bank of Scotland PLC
4.880% due 04/15/2011	600	626

Barclays Bank PLC
5.450% due 09/12/2012	400	431
6.050% due 12/04/2017	100	103

Bear Stearns Cos. LLC
0.460% due 08/15/2011	100	100
7.250% due 02/01/2018	300	347

BNP Paribas
5.186% due 06/29/2049	130	115

Caterpillar Financial Services Corp.
4.850% due 12/07/2012	100	108

CBA Capital Trust II
6.024% due 03/29/2049	100	94

CIT Group, Inc.
7.000% due 05/01/2013	7	7
7.000% due 05/01/2014	11	10
7.000% due 05/01/2015	11	10
7.000% due 05/01/2016	18	16
7.000% due 05/01/2017	25	23

Citibank N.A.
1.875% due 05/07/2012	500	507

Citigroup, Inc.
0.400% due 05/18/2010	1,000	1,000
2.125% due 04/30/2012	200	204
5.850% due 07/02/2013	100	105

Credit Agricole S.A.
6.637% due 05/29/2049	100	88
8.375% due 10/29/2049	300	326

Deutsche Bank AG
1.050% due 02/17/2015	280	275

Dexia Credit Local
0.899% due 09/23/2011	2,300	2,317

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	600	621
7.375% due 02/01/2011	500	513

General Electric Capital Corp.
3.000% due 12/09/2011	900	930

GMAC, Inc.
7.250% due 03/02/2011	1,000	1,022
8.300% due 02/12/2015	100	105

Goldman Sachs Group, Inc.
5.625% due 01/15/2017	10	10
5.950% due 01/18/2018	100	105
6.150% due 04/01/2018	100	106
6.250% due 09/01/2017	100	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
0.472% due 05/24/2010	$120	$120
5.125% due 11/01/2010	1,000	1,001

JPMorgan Chase & Co.
6.000% due 01/15/2018	30	33

LBG Capital No.1 PLC
7.875% due 11/01/2020	900	814

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	300	70
5.625% due 01/24/2013 (a)	200	48

Macquarie Group Ltd.
7.300% due 08/01/2014	500	559

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	100	108

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	107

Morgan Stanley
6.250% due 08/28/2017	100	105

National Australia Bank Ltd.
2.550% due 01/13/2012	1,000	1,024

Nationwide Building Society
6.250% due 02/25/2020	200	204

Nationwide Life Global Funding I
5.450% due 10/02/2012	700	722

Northern Rock Asset Management PLC
5.625% due 06/22/2017	1,100	1,078

Pricoa Global Funding I
0.349% due 01/30/2012	100	98
0.451% due 09/27/2013	100	95
1.052% due 06/04/2010	700	701

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	106

Protective Life Secured Trusts
0.389% due 11/09/2010	1,200	1,197

Rabobank Nederland NV
11.000% due 06/29/2049	75	97

Regions Financial Corp.
6.375% due 05/15/2012	390	391

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	2,700	2,705
2.625% due 05/11/2012	2,300	2,349
6.990% due 10/29/2049	100	72

Scotland International Finance No. 2 BV
4.250% due 05/23/2013	400	388

Textron Financial Corp.
0.382% due 02/25/2011	1,000	984

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	362

UBS AG
1.352% due 02/23/2012	300	302

UBS Preferred Funding Trust V
6.243% due 05/29/2049	100	91

Wells Fargo & Co.
5.625% due 12/11/2017	100	106

		33,895

INDUSTRIALS 4.3%

America Movil SAB de C.V.
6.125% due 03/30/2040	1,400	1,375

Amgen, Inc.
6.900% due 06/01/2038	100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	$600	$618
5.375% due 01/15/2020	600	620

C8 Capital SPV Ltd.
6.640% due 12/29/2049	100	70

Dell, Inc.
5.650% due 04/15/2018	100	106

Gaz Capital S.A.
8.625% due 04/28/2034	100	117

Gerdau Holdings, Inc.
7.000% due 01/20/2020	200	212

International Business Machines Corp.
5.700% due 09/14/2017	400	444

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	100	107

Kraft Foods, Inc.
6.125% due 02/01/2018	100	110

Oracle Corp.
5.750% due 04/15/2018	200	220

Petrobras International Finance Co.
7.875% due 03/15/2019	700	822

Suncor Energy, Inc.
6.100% due 06/01/2018	200	216

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	400	489

Union Pacific Corp.
5.700% due 08/15/2018	100	105

United Airlines, Inc.
10.400% due 05/01/2018	100	108

UST LLC
5.750% due 03/01/2018	1,100	1,089

Vale Overseas Ltd.
5.625% due 09/15/2019	400	415

		7,358

UTILITIES 0.3%

Dominion Resources, Inc.
1.308% due 06/17/2010	400	401

Ohio Power Co.
0.431% due 04/05/2010	100	100

Verizon Wireless Capital LLC
2.851% due 05/20/2011	100	103

		604

Total Corporate Bonds & Notes (Cost $40,084)		41,857

MUNICIPAL BONDS & NOTES 1.5%

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	500	513

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	100	103

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	400	414

New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,009

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	400	398

Total Municipal Bonds & Notes (Cost $2,600)		2,639

See Accompanying Notes	Annual Report	March 31, 2010	93

Schedule of Investments  Small Cap StocksPLUS® TR Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 31.0%

Fannie Mae
0.579% due 07/25/2037	$1,145	$1,138
0.609% due 07/25/2037	1,332	1,326
0.966% due 06/25/2037	1,341	1,336
0.968% due 03/25/2040	1,380	1,380
5.000% due 02/25/2017	11	11
5.500% due 05/01/2022 - 09/01/2023	639	684
5.953% due 06/21/2027	4,000	4,219
6.000% due 08/01/2027 - 01/01/2039	21,304	22,704
6.500% due 09/01/2037	610	662

Freddie Mac
0.269% due 12/25/2036	38	37
0.380% due 07/15/2019	48	48
0.930% due 08/15/2037	1,356	1,352
0.940% due 10/15/2037	334	332
0.950% due 05/15/2037 - 09/15/2037	1,508	1,503
4.250% due 09/15/2024	1	1
5.500% due 04/01/2040	7,000	7,391
6.000% due 05/01/2040	1,000	1,069

Ginnie Mae
5.500% due 05/01/2040	1,000	1,054
6.000% due 06/15/2037 - 07/15/2037	881	943

Small Business Administration
5.290% due 12/01/2027	166	179
5.720% due 01/01/2029	2,596	2,835
6.020% due 08/01/2028	2,742	3,041

Total U.S. Government Agencies (Cost $51,544)		53,245

U.S. TREASURY OBLIGATIONS 1.9%

U.S. Treasury Bonds
4.250% due 05/15/2039 (f)	1,200	1,112

U.S. Treasury Notes
3.625% due 02/15/2020 (f)	2,100	2,065

Total U.S. Treasury Obligations (Cost $3,281)		3,177

MORTGAGE-BACKED SECURITIES 1.7%

Citigroup Mortgage Loan Trust, Inc.
0.299% due 01/25/2037	18	15

Commercial Mortgage Pass-Through Certificates
0.730% due 02/16/2034	1,154	1,120

Countrywide Alternative Loan Trust
0.389% due 02/25/2047	63	34
0.429% due 06/25/2037	221	114
1.471% due 02/25/2036	23	13

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	35	29
3.510% due 11/25/2034	28	24

GS Mortgage Securities Corp. II
0.318% due 03/06/2020	61	59

GSR Mortgage Loan Trust
5.219% due 11/25/2035	66	60

Harborview Mortgage Loan Trust
0.399% due 12/19/2036	2,208	1,185

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	2	2

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	3	3

JPMorgan Mortgage Trust
5.016% due 02/25/2035	39	39
5.750% due 01/25/2036	113	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
3.183% due 10/25/2035		$8	$7

WaMu Mortgage Pass-Through Certificates
0.869% due 12/25/2027		38	30
1.201% due 01/25/2047		67	40
3.328% due 09/25/2046		6	4
3.328% due 10/25/2046		16	11

Total Mortgage-Backed Securities (Cost $3,347)			2,886

ASSET-BACKED SECURITIES 0.3%

Ally Auto Receivables Trust
1.320% due 03/15/2012		100	100

Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034		1	1

Bear Stearns Asset-Backed Securities Trust
0.309% due 10/25/2036		8	7

Citigroup Mortgage Loan Trust, Inc.
0.289% due 07/25/2045		102	78
0.339% due 08/25/2036		37	31

Countrywide Asset-Backed Certificates
0.409% due 09/25/2036		160	126

Credit-Based Asset Servicing & Securitization LLC
0.349% due 07/25/2037		38	29

Indymac Residential Asset-Backed Trust
0.309% due 07/25/2037		15	15
0.359% due 04/25/2047		59	58

JPMorgan Mortgage Acquisition Corp.
0.289% due 03/25/2047		38	26

Lehman XS Trust
0.309% due 11/25/2046		3	3

Morgan Stanley ABS Capital I
0.279% due 07/25/2036		9	4

Park Place Securities, Inc.
0.541% due 10/25/2034		4	4

Soundview Home Equity Loan Trust
0.289% due 11/25/2036		15	9

Total Asset-Backed Securities (Cost $590)			491

SOVEREIGN ISSUES 1.5%

Export-Import Bank of Korea
5.875% due 01/14/2015		600	648

Korea Development Bank
0.391% due 04/06/2010		100	100

Mexico Government International Bond
5.950% due 03/19/2019		400	434
6.050% due 01/11/2040		100	100

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012		1,000	1,005
2.375% due 03/26/2012		200	204

Total Sovereign Issues (Cost $2,398)			2,491

FOREIGN CURRENCY-DENOMINATED ISSUES 3.4%

Brazil Government International Bond
12.500% due 01/05/2022	BRL	300	198

Canada Government Bond
2.000% due 12/01/2014	CAD	1,100	1,045

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	139

France Government Bond
3.500% due 04/25/2020		200	272

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

France Treasury Notes
2.500% due 01/15/2015	EUR	200	$273

Goldman Sachs Group, Inc.
0.965% due 02/04/2013		400	523
1.015% due 01/30/2017		700	858

LeasePlan Corp. NV
3.125% due 02/10/2012		200	279

Morgan Stanley
0.988% due 03/01/2013		1,700	2,196

Total Foreign Currency-Denominated Issues (Cost $6,085)			5,783

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011		2,300	24

Total Convertible Preferred Securities (Cost $173)			24

PREFERRED STOCKS 0.0%

DG Funding Trust
2.501% due 12/31/2049		2	16

Total Preferred Stocks (Cost $21)			16

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 38.4%

REPURCHASE AGREEMENTS 6.1%

Barclays Capital, Inc.
0.030% due 04/01/2010		$7,500	7,500
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026 valued at $7,713. Repurchase proceeds are $7,500.)
0.030% due 04/01/2010		2,000	2,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $2,049. Repurchase proceeds are $2,000.)

Goldman Sachs & Co.
0.140% due 04/05/2010		1,000	1,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $1,033. Repurchase proceeds are $1,000.)

			10,500

U.S. TREASURY BILLS 2.9%
0.141% due 04/15/2010 - 09/02/2010 (c)(f)		5,045	5,044

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 29.4%
		5,025,868	50,324

Total Short-Term Instruments (Cost $65,869)			65,868

Total Investments 104.1% (Cost $175,992)			$178,477

Written Options (h) (0.1%) (Premiums $413)			(192)

Other Assets and Liabilities (Net) (4.0%)			(6,785)

Net Assets 100.0%			$171,500

94	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $77,879 at a weighted average interest rate of 0.373%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $2,591 and cash of $90 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	115	$30
90-Day Eurodollar June Futures	Long	06/2010	166	152
90-Day Eurodollar March Futures	Long	03/2011	1	2
90-Day Eurodollar September Futures	Long	09/2010	126	83
E-mini Russell 2000 Index June Futures	Long	06/2010	442	212
Euro-Bobl June Futures	Long	06/2010	85	35
Euro-Bund 10-Year Bond June Futures	Long	06/2010	18	11
U.S. Treasury 2-Year Note June Futures	Long	06/2010	188	(28)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	152	(104)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	7	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	9	9
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	6	1

				$405

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	5.000%	12/20/2013	2.291%	$900	$86	$(81)	$167
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	500	(7)	(7)	0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(8)	(7)	(1)
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.789%	3,400	8	(14)	22
Daimler Finance N.A. LLC	DUB	5.050%	09/20/2012	2.829%	300	15	0	15
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	100	0	0	0
General Electric Capital Corp.	BCLY	4.700%	12/20/2013	1.363%	1,700	203	0	203
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	300	32	0	32
General Electric Capital Corp.	CITI	4.850%	12/20/2013	1.363%	900	112	0	112
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.363%	900	109	0	109
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	300	3	(3)	6
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	7	4	3
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
SLM Corp.	BCLY	5.000%	12/20/2013	3.315%	1,000	58	(135)	193
SLM Corp.	CITI	5.000%	12/20/2013	3.315%	1,900	110	(271)	381
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	12	4	8
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	1,000	13	5	8

						$768	$(496)	$1,264

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$96	$1	$0	$1
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	193	3	0	3

					$4	$0	$4

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	March 31, 2010	95

Schedule of Investments  Small Cap StocksPLUS® TR Fund   (Cont.)

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		1,100	2	1	1
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		500	1	1	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	(1)	0	(1)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		100	1	0	1
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		100	2	(1)	3
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	5	0	5
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,400	1	1	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		600	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		300	1	0	1
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	0	0	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS	AUD	500	(3)	0	(3)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,100	29	23	6
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		5,300	140	111	29
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		2,100	107	118	(11)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	300	2	0	2
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	900	112	(13)	125
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		900	(1)	(2)	1
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		400	0	(1)	1
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		4,100	125	14	111
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		2,400	73	(1)	74
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		1,000	31	0	31

							$631	$259	$372

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	Russell 2000 Index	46,060	3-Month USD-LIBOR less a specified spread	$129,678	10/15/2010	MLP	$8,750

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	11	$3	$2
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	1	0	0
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	6	7	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	11	5	4
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	2	1	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	6	11	5

				$27	$14

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	$4,200	$39	$10
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	300	3	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	300	3	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,900	19	5
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	5,300	13	13
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	5,300	32	32

96	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	$800	$5	$1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	9,200	55	4
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	9,000	64	3
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	7,300	34	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	8,800	62	47
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	4,400	34	30

							$371	$164

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$1,600	$10	$0
Call - OTC USD versus JPY		94.000	04/20/2010	1,600	5	14

					$15	$14

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2009	399	$96,000	EUR 5,500	$667
Sales	430	137,300	0	1,239
Closing Buys	(388)	(159,300)	(5,500)	(1,241)
Expirations	(404)	(13,000)	0	(252)
Exercised	0	0	0	0

Balance at 03/31/2010	37	$61,000	EUR 0	$413

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$12,000	$12,712	$12,801

(j)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,342	04/2010	GSC	$0	$(12)	$(12)
Sell		1,342	04/2010	HSBC	0	(3)	(3)
Buy		1,342	06/2010	HSBC	3	0	3
Sell	CAD	740	04/2010	JPM	0	(19)	(19)
Buy	CNY	93	08/2010	BCLY	0	0	0
Buy		113	08/2010	DUB	0	0	0
Buy		590	08/2010	JPM	0	(1)	(1)
Buy		823	11/2010	BCLY	0	(2)	(2)
Buy		1,340	11/2010	CITI	0	(3)	(3)
Buy		3,451	11/2010	DUB	0	(8)	(8)
Buy		1,356	11/2010	MSC	0	(3)	(3)
Sell	EUR	1,090	04/2010	CITI	26	0	26
Sell		204	04/2010	GSC	4	0	4
Sell		2,736	04/2010	JPM	86	0	86
Sell		91	04/2010	RBC	1	0	1
Sell	GBP	728	06/2010	RBS	0	(7)	(7)
Buy	IDR	101,700	10/2010	BOA	1	0	1
Buy		1,111,772	10/2010	CITI	8	0	8
Buy		101,700	10/2010	RBS	1	0	1
Buy		297,999	10/2010	UBS	2	0	2
Buy		57,250	11/2010	DUB	0	0	0
Buy		40,500	11/2010	HSBC	0	0	0
Sell	JPY	4,912	04/2010	BCLY	1	0	1
Sell		1,947	04/2010	BNP	0	0	0
Buy		4,913	04/2010	CITI	0	0	0
Sell		50,300	04/2010	CITI	10	0	10
Sell		11,997	04/2010	GSC	4	0	4
Sell		1,946	04/2010	UBS	0	0	0
Buy	KRW	6,000	07/2010	BCLY	0	0	0
Buy		11,142	07/2010	DUB	1	0	1

See Accompanying Notes	Annual Report	March 31, 2010	97

Schedule of Investments  Small Cap StocksPLUS® TR Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		9,232	07/2010	MSC	$0	$0	$0
Buy		153,296	08/2010	BCLY	6	0	6
Buy		22,098	08/2010	MSC	1	0	1
Buy		9,938	11/2010	BCLY	0	0	0
Buy		35,512	11/2010	BOA	1	0	1
Buy		75,235	11/2010	CITI	1	0	1
Buy		23,252	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		46,071	11/2010	JPM	0	0	0
Buy		23,022	11/2010	MSC	0	0	0
Sell	MXN	269	04/2010	HSBC	0	0	0
Buy		269	04/2010	JPM	2	0	2
Buy		269	09/2010	HSBC	1	0	1
Buy	MYR	174	06/2010	BCLY	3	0	3
Buy		174	06/2010	DUB	3	0	3
Buy		16	06/2010	MSC	0	0	0
Buy		205	10/2010	BCLY	2	0	2
Buy		34	10/2010	BOA	1	0	1
Buy		133	10/2010	CITI	2	0	2
Buy		23	10/2010	DUB	0	0	0
Buy	SGD	40	06/2010	CITI	0	0	0
Buy		43	09/2010	CITI	0	0	0
Buy	TWD	382	06/2010	BOA	0	0	0
Buy		449	06/2010	DUB	0	0	0
Buy		494	06/2010	MSC	0	0	0
Buy		62	10/2010	BCLY	0	0	0
Buy		184	10/2010	CITI	0	0	0

					$171	$(58)	$113

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$41,857	$0	$41,857
U.S. Government Agencies	0	53,245	0	53,245
Foreign Currency-Denominated Issues	0	5,783	0	5,783
Short-Term Instruments	50,324	15,544	0	65,868
Other Investments +++	24	11,684	16	11,724

Investments, at value	$50,348	$128,113	$16	$178,477
Short Sales, at value	$0	$(12,801)	$0	$(12,801)
Financial Derivative Instruments ++++	$397	$10,319	$0	$10,716

Totals	$50,745	$125,631	$16	$176,392

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$0	$0	$0	$(4)	$20	$16	$(4)
Financial Derivative Instruments ++++	$(135)	$0	$0	$0	$152	$(17)	$0	$0

Totals	$(135)	$0	$0	$0	$148	$3	$16	$(4)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

98	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$142	$0	$0	$0	$0	$142
Unrealized appreciation on foreign currency contracts	0	171	0	0	0	171
Unrealized appreciation on swap agreements	391	0	1,269	8,750	0	10,410

	$533	$171	$1,269	$8,750	$0	$10,723

Liabilities:
Written options outstanding	$170	$14	$0	$8	$0	$192
Variation margin payable ^^	0	0	0	206	0	206
Unrealized depreciation on foreign currency contracts	0	58	0	0	0	58
Unrealized depreciation on swap agreements	19	0	1	0	0	20

	$189	$72	$1	$214	$0	$476

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(52)	$0	$0	$(87)	$0	$(139)
Net realized gain (loss) on futures contracts, written options and swaps	5,683	0	(156)	114,038	0	119,565
Net realized (loss) on foreign currency transactions	0	(1,342)	0	0	0	(1,342)

	$5,631	$(1,342)	$(156)	$113,951	$0	$118,084

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(42)	$0	$0	$32	$0	$(10)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(2,596)	2	3,579	(25,373)	0	(24,388)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,373	0	0	0	1,373

	$(2,638)	$1,375	$3,579	$(25,341)	$0	$(23,025)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $405 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	99

Schedule of Investments  StocksPLUS® Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 12.2%

BANKING & FINANCE 10.4%

American International Group, Inc.
4.700% due 10/01/2010	$1,200	$1,212

Bank of America N.A.
0.850% due 05/12/2010	300	300

Barclays Bank PLC
0.424% due 03/23/2017	1,000	927

CIT Group, Inc.
7.000% due 05/01/2013	618	606
7.000% due 05/01/2014	328	311
7.000% due 05/01/2015	528	493
7.000% due 05/01/2016	546	505
7.000% due 05/01/2017	765	707

Citigroup, Inc.
0.524% due 06/09/2016	3,100	2,657

Comerica Bank
0.319% due 06/30/2010	1,100	1,100

Credit Agricole S.A.
0.599% due 02/02/2012	3,800	3,800

Dexia Credit Local
0.501% due 01/12/2012	5,200	5,201
0.652% due 03/05/2013	5,300	5,309
0.899% due 09/23/2011	7,900	7,960

DnB NOR Bank ASA
0.482% due 09/01/2016	1,000	974

Ford Motor Credit Co. LLC
7.375% due 02/01/2011	1,600	1,640
7.875% due 06/15/2010	200	202

GMAC, Inc.
7.250% due 03/02/2011	650	665

Goldman Sachs Group, Inc.
0.649% due 07/22/2015	400	387
0.701% due 03/22/2016	1,100	1,045

HSBC Finance Corp.
1.749% due 10/20/2010	8,200	8,208

ING Bank NV
0.881% due 01/13/2012	10,500	10,483

International Lease Finance Corp.
5.625% due 09/15/2010	300	302

JPMorgan Chase Bank N.A.
0.587% due 06/13/2016	700	658

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	9,500	2,232
3.011% due 12/23/2010 (a)	2,500	587

Macquarie Bank Ltd.
2.600% due 01/20/2012	4,100	4,187

Morgan Stanley
0.549% due 01/09/2014	800	766
0.731% due 10/15/2015	1,600	1,484

National Australia Bank Ltd.
0.750% due 07/08/2014	2,300	2,327

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	7,000	7,014
2.625% due 05/11/2012	2,500	2,554

Sun Life Financial Global Funding LP
0.418% due 07/06/2011	1,000	989

UBS AG
1.352% due 02/23/2012	1,300	1,307

Wells Fargo & Co.
7.980% due 03/29/2049	2,600	2,730

		81,829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.3%

Daimler Finance North America LLC
5.750% due 09/08/2011	$1,400	$1,476

Dow Chemical Co.
2.499% due 08/08/2011	2,600	2,646

Pemex Project Funding Master Trust
0.852% due 12/03/2012	3,600	3,582

Reynolds American, Inc.
0.957% due 06/15/2011	2,800	2,790

		10,494

UTILITIES 0.5%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	1,300	1,319

Telecom Italia Capital S.A.
0.729% due 02/01/2011	1,300	1,296

Telefonica Emisiones SAU
0.580% due 02/04/2013	1,500	1,469

		4,084

Total Corporate Bonds & Notes (Cost $101,817)		96,407

MUNICIPAL BONDS & NOTES 0.7%

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	5,200	5,221

Total Municipal Bonds & Notes (Cost $5,200)		5,221

U.S. GOVERNMENT AGENCIES 26.2%

Fannie Mae
0.349% due 03/25/2034	999	966
0.479% due 05/25/2037	4,618	4,579
0.579% due 03/25/2037 - 07/25/2037	5,926	5,886
0.589% due 03/25/2037	3,453	3,418
0.609% due 07/25/2037	5,470	5,445
0.629% due 05/25/2031	2,073	2,069
0.674% due 02/25/2037	5,670	5,571
0.929% due 10/25/2037	5,342	5,326
0.966% due 06/25/2037	1,713	1,707
0.968% due 03/25/2040	5,817	5,813
0.979% due 03/25/2038 - 01/25/2040	27,874	27,864
1.000% due 07/25/2037	7,900	7,894
1.049% due 12/25/2039	9,885	9,910
1.129% due 07/25/2039	5,153	5,171
1.671% due 07/01/2044	274	271
2.405% due 11/01/2035	658	671
3.078% due 04/01/2018	39	39
3.149% due 05/01/2022	3	4
3.226% due 12/01/2033	774	807
4.290% due 11/01/2027	34	35
4.366% due 11/01/2028	44	45
4.392% due 07/01/2028	31	32
4.422% due 04/01/2028	31	32
4.478% due 11/01/2028	52	54
4.508% due 04/01/2035	4,435	4,578
4.679% due 12/01/2036	1,281	1,343
4.827% due 02/01/2027	5	5
4.912% due 09/01/2034	1,195	1,246
5.000% due 02/25/2017 - 04/25/2033	1,917	2,040
5.001% due 12/01/2023	3	3
5.500% due 09/01/2033 - 12/01/2034	2,553	2,707
5.692% due 08/01/2029	27	28
6.000% due 01/01/2017 - 03/01/2037	14,921	15,934
6.000% due 11/01/2036 (f)	5,321	5,679
6.500% due 10/01/2036	5,326	5,787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 02/01/2015 - 03/01/2015	$534	$575
7.500% due 09/01/2015 - 05/01/2016	430	472
8.000% due 03/01/2030 - 07/01/2031	126	146

Freddie Mac
0.530% due 02/15/2037	378	375
0.560% due 02/15/2037	1,009	1,003
0.570% due 02/15/2037	2,400	2,379
0.580% due 12/15/2030	606	606
0.630% due 06/15/2018	281	278
0.830% due 10/15/2037	2,242	2,238
0.840% due 07/15/2037	6,085	6,044
0.900% due 08/15/2037	6,260	6,226
0.930% due 08/15/2037	12,074	12,040
0.940% due 10/15/2037	3,136	3,124
0.950% due 05/15/2037 - 09/15/2037	13,644	13,605
0.980% due 08/15/2036	3,493	3,491
1.080% due 11/15/2039 - 12/15/2039	3,620	3,631
1.085% due 01/15/2038	3,939	3,949
1.681% due 02/25/2045	1,440	1,374
2.671% due 12/01/2022	29	29
2.881% due 06/01/2022	14	15
3.200% due 07/01/2019	305	314
4.664% due 06/01/2035	2,537	2,608
5.000% due 07/15/2024	517	521
6.000% due 03/01/2016 - 02/01/2034	3,401	3,696
6.500% due 10/25/2043	1,757	1,934
8.500% due 04/01/2025 - 06/01/2025	18	21
Ginnie Mae
0.629% due 09/20/2030	3	3
3.125% due 12/20/2022 - 12/20/2027	297	301
3.625% due 07/20/2018 - 07/20/2027	1,348	1,389
4.375% due 02/20/2026 - 02/20/2028	668	691
8.000% due 04/20/2030	133	153

Total U.S. Government Agencies (Cost $204,571)		206,190

U.S. TREASURY OBLIGATIONS 3.3%

U.S. Treasury Notes
0.875% due 02/29/2012	7,700	7,686
1.000% due 10/31/2011 (f)	14,200	14,254
3.250% due 03/31/2017	4,400	4,393

Total U.S. Treasury Obligations (Cost $26,362)		26,333

MORTGAGE-BACKED SECURITIES 4.3%

Bank Mart
4.567% due 03/01/2019 (i)	455	351

Bear Stearns Adjustable Rate Mortgage Trust
2.918% due 04/25/2033	314	283
3.399% due 02/25/2033	60	51
3.579% due 01/25/2034	66	54
3.605% due 11/25/2034	1,836	1,552
3.705% due 01/25/2034	1,333	1,191

Bear Stearns Alt-A Trust
5.158% due 09/25/2035	477	353

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	1,538	950
5.624% due 12/26/2046	869	534

Citigroup Mortgage Loan Trust, Inc.
2.760% due 10/25/2035	3,535	2,935
2.990% due 12/25/2035	1,161	1,058

100	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.409% due 05/25/2047	$1,362	$716

Credit Suisse First Boston Mortgage Securities Corp.
0.837% due 03/25/2032	268	222
3.499% due 06/25/2032	25	23
4.823% due 06/25/2032	10	9

Fund America Investors Corp. II
2.771% due 06/25/2023	8	8

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	636	577
0.499% due 11/25/2045	503	280

GS Mortgage Securities Corp. II
0.358% due 03/06/2020	2,300	2,145

GSR Mortgage Loan Trust
0.579% due 01/25/2034	240	196

Harborview Mortgage Loan Trust
0.419% due 01/19/2038	3,342	1,852

Impac CMB Trust
0.989% due 10/25/2033	56	41
1.229% due 07/25/2033	1,099	983

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	97	95

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	219	215

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	680	491

Morgan Stanley Capital I
0.289% due 10/15/2020	511	470

Prime Mortgage Trust
0.629% due 02/25/2019	61	58
0.629% due 02/25/2034	405	368

Resecuritization Mortgage Trust
0.479% due 04/26/2021	1	1

Salomon Brothers Mortgage Securities VII, Inc.
3.357% due 12/25/2030	501	464

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035	1,379	1,279
0.509% due 02/25/2036	764	442
9.259% due 06/25/2029	572	566

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020	2,398	2,118
0.322% due 09/15/2021	4,157	3,712

WaMu Mortgage Pass-Through Certificates
0.499% due 12/25/2045	742	567
0.519% due 10/25/2045	418	323
1.471% due 02/25/2046	3,982	3,034
1.671% due 11/25/2042	154	114
1.871% due 06/25/2042	587	457
3.078% due 02/27/2034	1,527	1,448

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035	1,401	1,365

Total Mortgage-Backed Securities (Cost $41,230)		33,951

ASSET-BACKED SECURITIES 3.3%

AFC Home Equity Loan Trust
0.779% due 06/25/2028	317	132

AMMC CDO
0.488% due 08/08/2017	3,400	3,089

Bear Stearns Asset-Backed Securities Trust
0.319% due 06/25/2047	459	439

Chase Funding Mortgage Loan Asset-Backed Certificates
0.969% due 10/25/2032	195	153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Issuance Trust
1.757% due 09/15/2015		$5,200	$5,415

Chrysler Financial Auto Securitization Trust
1.850% due 06/15/2011		3,900	3,920

Citibank Credit Card Issuance Trust
5.500% due 06/22/2012		1,500	1,517

Citigroup Mortgage Loan Trust, Inc.
0.289% due 07/25/2045		2,664	2,014

Countrywide Asset-Backed Certificates
0.429% due 08/25/2034		2,974	2,599

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 01/25/2032		254	184

Ford Credit Auto Owner Trust
2.100% due 11/15/2011		902	906

HFC Home Equity Loan Asset-Backed Certificates
0.499% due 01/20/2035		1,465	1,227

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011		4,000	4,015

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		189	146

JPMorgan Mortgage Acquisition Corp.
0.298% due 11/25/2036		8	8

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		49	42

Morgan Stanley ABS Capital I
0.269% due 10/25/2036		124	122

Total Asset-Backed Securities (Cost $27,178)			25,928

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
0.490% due 11/16/2010		5,900	5,803

Hydro Quebec
0.750% due 09/29/2049		1,200	850

Korea Development Bank
0.531% due 11/22/2012		2,200	2,134

Total Sovereign Issues (Cost $9,138)			8,787

FOREIGN CURRENCY-DENOMINATED ISSUES 2.3%

American International Group, Inc.
2.875% due 06/20/2011	CHF	1,000	945
4.000% due 09/20/2011	EUR	4,600	6,236

ASB Finance Ltd.
0.712% due 02/13/2012		2,000	2,630

Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	410,000	4,240

GMAC International Finance BV
5.750% due 05/21/2010	EUR	2,200	2,986

Sumitomo Mitsui Banking Corp.
1.049% due 12/29/2049	JPY	100,000	1,062

Total Foreign Currency-Denominated Issues (Cost $16,259)			18,099

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

American International Group, Inc.
8.500% due 08/01/2011		109,100	1,115

Motors Liquidation Co.
5.250% due 03/06/2032		72,000	623

Total Convertible Preferred Securities (Cost $1,221)			1,738

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 1.0%

DG Funding Trust
2.501% due 12/31/2049	913	$7,441

Total Preferred Stocks (Cost $9,564)		7,441

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 43.7%

CERTIFICATES OF DEPOSIT 0.1%

Royal Bank of Scotland Group PLC
0.829% due 07/19/2010	$500	500

COMMERCIAL PAPER 1.8%

Fannie Mae
0.185% due 06/23/2010	3,000	2,999
0.280% due 08/03/2010	1,000	999

Federal Home Loan Bank
0.121% due 04/09/2010	2,000	2,000
0.133% due 04/21/2010	5,000	5,000

Freddie Mac
0.209% due 05/05/2010	1,000	1,000
0.230% due 08/03/2010	2,000	1,999

		13,997

REPURCHASE AGREEMENTS 5.5%

Barclays Capital, Inc.
0.030% due 04/01/2010	8,000	8,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $8,172. Repurchase proceeds are $8,000.)

Goldman Sachs & Co.
0.140% due 04/05/2010	9,000	9,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $9,287. Repurchase proceeds are $9,000.)

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010	25,000	25,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $25,505. Repurchase proceeds are $25,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	1,784	1,784
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $1,820. Repurchase proceeds are $1,784.)

		43,784

U.S. TREASURY BILLS 6.6%
0.154% due 04/22/2010 - 09/02/2010 (b)(d)(f)	51,739	51,719

U.S. TREASURY CASH MANAGEMENT BILLS 3.0%
0.126% due 04/01/2010	24,000	24,000

See Accompanying Notes	Annual Report	March 31, 2010	101

Schedule of Investments  StocksPLUS® Fund   (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 26.7%
21,040,828	$210,682

Total Short-Term Instruments (Cost $344,674)	344,682

Total Investments 98.3% (Cost $787,214)	$774,777

Written Options (h) (0.1%) (Premiums $1,372)	(525)

Other Assets and Liabilities (Net) 1.8%	14,173

Net Assets 100.0%	$788,425

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $277 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $78,144 at a weighted average interest rate of 0.358%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $35,847 and cash of $3,495 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers’ Acceptance June Futures	Long	06/2010	27	$(13)
3-Month Canadian Bankers’ Acceptance September Futures	Long	09/2010	53	(42)
90-Day Eurodollar December Futures	Long	12/2010	175	123
90-Day Eurodollar June Futures	Long	06/2010	483	198
90-Day Eurodollar September Futures	Long	09/2010	363	424
E-mini S&P 500 Index June Futures	Long	06/2010	5,470	9,803
S&P 500 Index June Futures	Long	06/2010	592	5,492
U.S. Treasury 2-Year Note June Futures	Long	06/2010	116	(32)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	37	9
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	41	6
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	34	5

				$15,973

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	1.950%	03/20/2013	0.621%	$1,600	$63	$0	$63
American Express Co.	CITI	4.250%	12/20/2013	0.691%	800	104	0	104
American Express Co.	DUB	2.060%	03/20/2013	0.621%	800	34	0	34
American International Group, Inc.	BOA	0.910%	12/20/2012	1.933%	600	(16)	0	(16)
American International Group, Inc.	BOA	0.930%	12/20/2012	1.933%	1,000	(26)	0	(26)
American International Group, Inc.	RBS	0.780%	12/20/2012	1.933%	600	(18)	0	(18)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	0.687%	600	6	0	6
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	0.687%	1,500	7	0	7
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	0.687%	1,800	13	0	13
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	0.687%	1,500	8	0	8
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.844%	1,300	6	0	6
Brazil Government International Bond	HSBC	1.000%	03/20/2011	0.649%	900	3	4	(1)
Brazil Government International Bond	HSBC	1.000%	03/20/2015	1.279%	7,900	(100)	(163)	63
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.279%	2,600	(33)	(56)	23
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	2,500	10	12	(2)
Brazil Government International Bond	UBS	1.000%	03/20/2015	1.279%	2,600	(33)	(56)	23
General Electric Capital Corp.	BNP	0.770%	03/20/2013	1.314%	1,400	(21)	0	(21)
General Electric Capital Corp.	BNP	4.600%	12/20/2013	1.363%	2,800	324	0	324
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	600	71	0	71
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.363%	700	66	0	66
General Electric Capital Corp.	CITI	4.200%	12/20/2013	1.363%	1,300	132	0	132
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	800	85	0	85

102	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.363%	$900	$92	$0	$92
General Electric Capital Corp.	MSC	0.750%	03/20/2013	1.314%	2,300	(37)	0	(37)
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	1,000	8	(10)	18
Korea Government Bond	CITI	1.000%	03/20/2011	0.423%	1,500	9	9	0
MBIA, Inc.	BOA	2.800%	12/20/2012	33.594%	600	(292)	0	(292)
MBIA, Inc.	DUB	3.400%	12/20/2012	33.594%	600	(286)	0	(286)
MetLife, Inc.	JPM	1.700%	03/20/2013	1.600%	1,000	3	0	3
Mexico Government International Bond	BCLY	0.390%	01/20/2012	0.711%	5,000	(25)	0	(25)
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.583%	1,700	8	6	2
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.583%	2,000	9	4	5
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	1.620%	1,400	(89)	0	(89)
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	1.148%	1,500	29	0	29
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	1.148%	900	19	0	19
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	1.148%	2,500	60	0	60
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	1.148%	1,600	57	0	57
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	1.148%	600	13	0	13
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	1.148%	600	21	0	21
Republic of Germany	JPM	0.250%	03/20/2015	0.296%	5,500	(12)	0	(12)
SLM Corp.	BOA	5.000%	12/20/2011	2.461%	500	22	(35)	57
SLM Corp.	BOA	2.860%	12/20/2012	2.944%	1,400	(2)	0	(2)
SLM Corp.	BOA	5.025%	03/20/2013	3.038%	1,300	74	0	74
SLM Corp.	JPM	4.930%	03/20/2013	3.038%	1,500	81	0	81
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.736%	3,800	47	20	27
Wells Fargo & Co.	RBS	1.700%	03/20/2013	0.767%	500	14	0	14

						$510	$(264)	$774

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$4,815	$(15)	$0	$(15)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,156	(3)	0	(3)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	3,858	61	0	61
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	386	6	0	6
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	964	13	0	13

					$65	$0	$65

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,300	$104	$0	$104
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,000	49	0	49
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,800	(22)	(33)	11
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		23,900	93	90	3
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		21,000	81	80	1
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		23,900	3	0	3
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	15	1	14
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$5,600	147	117	30
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		4,600	122	97	25

							$592	$352	$240

See Accompanying Notes	Annual Report	March 31, 2010	103

Schedule of Investments  StocksPLUS® Fund   (Cont.)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	45,000	3-Month USD-LIBOR plus a specified spread	$87,142	09/30/2010	CSFB	$0
Receive	S&P 500 Index	102,037	1-Month USD-LIBOR plus a specified spread	186,347	04/30/2010	MLP	11,207

							$11,207

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$119.000	04/23/2010	19	$6	$1
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	29	32	16
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	19	12	2
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	29	54	25

				$104	$44

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,000	$119	$20
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		$4,000	42	0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		7,500	17	17
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		7,500	41	41
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,100	26	5
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		6,300	46	19
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		6,300	59	15
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		9,000	105	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		3,000	22	9
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		3,000	30	7
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		1,500	9	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		1,500	17	8
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010		5,000	28	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010		18,800	114	8
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		18,800	133	6
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		10,600	50	28
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		10,600	74	57
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		6,000	54	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		900	7	1

								$993	$246

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.HY-13 5-Year Index	BCLY	Buy	100.000%	06/16/2010	$8,500	$76	$133
Put - OTC CDX.HY-13 5-Year Index	BCLY	Sell	90.000%	06/16/2010	8,500	107	19

						$183	$152

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$7,300	$44	$1
Call - OTC USD versus JPY		94.000	04/20/2010	7,300	26	61

					$70	$62

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] -Inflation Adjustment) or $0	03/12/2020	$1,700	$15	$14
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	1,000	7	7

						$22	$21

104	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	123	$10,500	EUR	0	$96
Sales	839	225,800		17,000	2,616
Closing Buys	(814)	(77,600)		0	(1,313)
Expirations	0	0		0	0
Exercised	(52)	0		0	(27)

Balance at 03/31/2010	96	$158,700	EUR	17,000	$1,372

(i)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	4.567%	03/01/2019	07/07/1995 - 06/12/1997	$456	$351	0.05%

(j)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	06/01/2040	$3,000	$3,159	$3,146
Fannie Mae	6.000%	05/01/2040	9,000	9,544	9,601
Freddie Mac	6.000%	04/01/2040	3,000	3,211	3,218

				$15,914	$15,965

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	3,788	04/2010	GSC	$0	$(33)	$(33)
Sell		3,788	04/2010	HSBC	0	(9)	(9)
Buy		3,788	06/2010	HSBC	9	0	9
Sell	CAD	25	04/2010	CITI	0	0	0
Sell		273	04/2010	CSFB	0	(3)	(3)
Buy		348	04/2010	JPM	9	0	9
Sell		16	04/2010	RBS	0	0	0
Sell	CHF	960	05/2010	DUB	0	(2)	(2)
Buy	CNY	13,950	08/2010	HSBC	0	(28)	(28)
Buy		9,546	08/2010	JPM	1	(15)	(14)
Buy		7,887	08/2010	MSC	1	(15)	(14)
Buy		358	11/2010	BCLY	0	(1)	(1)
Buy		584	11/2010	CITI	0	(1)	(1)
Buy		1,494	11/2010	DUB	0	(3)	(3)
Buy		595	11/2010	MSC	0	(1)	(1)
Sell	EUR	1,022	04/2010	BCLY	3	0	3
Sell		4,855	04/2010	CITI	131	0	131
Sell		4,477	04/2010	JPM	70	0	70
Sell		294	04/2010	UBS	4	0	4
Sell	GBP	1,646	06/2010	RBS	0	(16)	(16)
Buy	IDR	406,800	10/2010	BOA	3	0	3
Buy		3,030,502	10/2010	CITI	21	0	21
Buy		406,800	10/2010	RBS	3	0	3
Buy		893,997	10/2010	UBS	5	0	5
Buy		97,730	11/2010	BCLY	0	0	0
Buy		97,300	11/2010	CITI	0	0	0
Buy		65,320	11/2010	DUB	0	0	0
Buy		142,150	11/2010	HSBC	0	0	0
Sell	JPY	73,676	04/2010	BCLY	8	0	8
Sell		29,480	04/2010	BNP	3	0	3
Buy		73,600	04/2010	CITI	0	0	0
Sell		730,349	04/2010	CITI	198	0	198
Sell		29,375	04/2010	UBS	3	0	3
Buy	KRW	18,000	07/2010	BCLY	1	0	1
Buy		35,201	07/2010	DUB	1	0	1
Buy		29,227	07/2010	MSC	1	0	1
Buy		442,201	08/2010	BCLY	18	0	18
Buy		69,958	08/2010	MSC	2	0	2
Buy		31,461	11/2010	BCLY	1	0	1

See Accompanying Notes	Annual Report	March 31, 2010	105

Schedule of Investments  StocksPLUS® Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	148,160	11/2010	BOA	$4	$0	$4
Buy		342,914	11/2010	CITI	6	0	6
Buy		58,130	11/2010	DUB	1	0	1
Buy		35,190	11/2010	GSC	1	0	1
Buy		196,223	11/2010	JPM	2	0	2
Buy		126,621	11/2010	MSC	1	0	1
Sell	MXN	4,292	04/2010	HSBC	0	(8)	(8)
Buy		1,077	04/2010	JPM	6	0	6
Buy		3,215	04/2010	MSC	10	0	10
Buy		4,292	09/2010	HSBC	7	0	7
Buy	MYR	452	06/2010	BCLY	8	0	8
Buy		487	06/2010	DUB	9	0	9
Buy		43	06/2010	MSC	1	0	1
Buy		649	10/2010	BCLY	7	0	7
Buy		103	10/2010	BOA	1	0	1
Buy		304	10/2010	CITI	3	0	3
Buy		29	10/2010	DUB	0	0	0
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		128	06/2010	CITI	1	(1)	0
Buy		113	06/2010	DUB	1	0	1
Buy		85	06/2010	UBS	1	0	1
Buy		55	09/2010	BCLY	0	0	0
Buy		41	09/2010	CITI	0	0	0
Buy		35	09/2010	GSC	0	0	0
Buy	TWD	1,067	06/2010	BOA	0	0	0
Buy		1,253	06/2010	DUB	0	0	0
Buy		1,378	06/2010	MSC	0	0	0
Buy		173	10/2010	BCLY	0	0	0
Buy		512	10/2010	CITI	0	0	0

					$573	$(137)	$436

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$96,407	$0	$96,407
U.S. Government Agencies	0	198,296	7,894	206,190
U.S. Treasury Obligations	0	26,333	0	26,333
Mortgage-Backed Securities	0	33,600	351	33,951
Short-Term Instruments	210,681	134,001	0	344,682
Other Investments +++	1,116	54,507	11,591	67,214

Investments, at value	$211,797	$543,144	$19,836	$774,777
Short Sales, at value	$0	$(15,965)	$0	$(15,965)
Financial Derivative Instruments ++++	$15,933	$12,410	$(173)	$28,170

Totals	$227,730	$539,589	$19,663	$786,982

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
U.S. Government Agencies	$0	$7,899	$0	$0	$(5)	$0	$7,894	$(5)
Mortgage-Backed Securities	414	(63)	0	0	0	0	351	(13)
Other Investments +++	951	3,247	4	0	(1,755)	9,144	11,591	(1,755)

Investments, at value	$1,365	$11,083	$4	$0	$(1,760)	$9,144	$19,836	$(1,773)
Financial Derivative Instruments ++++	$175	$(205)	$0	$0	$10	$(153)	$(173)	$32

Totals	$1,540	$10,878	$4	$0	$(1,750)	$8,991	$19,663	$(1,741)

106	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$82	$0	$0	$0	$0	$82
Unrealized appreciation on foreign currency contracts	0	573	0	0	0	573
Unrealized appreciation on swap agreements	240	0	1,684	11,207	0	13,131

	$322	$573	$1,684	$11,207	$0	$13,786

Liabilities:
Written options outstanding	$271	$62	$152	$40	$0	$525
Variation margin payable ^^	10	0	0	1,731	0	1,741
Unrealized depreciation on foreign currency contracts	0	137	0	0	0	137
Unrealized depreciation on swap agreements	0	0	845	0	0	845

	$281	$199	$997	$1,771	$0	$3,248

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$81	$0	$0	$0	$0	$81
Net realized gain (loss) on futures contracts, written options and swaps	11,592	0	(5,876)	120,840	0	126,556
Net realized gain on foreign currency transactions	0	740	0	0	0	740

	$11,673	$740	$(5,876)	$120,840	$0	$127,377

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(681)	$0	$0	$0	$0	$(681)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(7,756)	8	16,226	30,466	0	38,944
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,494	0	0	0	1,494

	$(8,437)	$1,502	$16,226	$30,466	$0	$39,757

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $15,973 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	107

Schedule of Investments  StocksPLUS® Long Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 46.9%

BANKING & FINANCE 16.9%

American Express Co.
8.150% due 03/19/2038	$2,600	$3,377

American International Group, Inc.
5.850% due 01/16/2018	900	837

Anadarko Finance Co.
7.500% due 05/01/2031	900	1,014

Banco do Brasil S.A.
6.000% due 01/22/2020	1,300	1,322

Bank of America Corp.
5.650% due 05/01/2018	500	507
5.750% due 12/01/2017	500	513
7.625% due 06/01/2019	3,500	4,010

Bank of America N.A.
0.799% due 06/23/2010	1,900	1,902

Barclays Bank PLC
7.434% due 09/29/2049	1,000	1,000
10.179% due 06/12/2021	740	967

Barrick International Bank Corp.
6.350% due 10/15/2036	600	612

Bear Stearns Cos. LLC
6.400% due 10/02/2017	600	664
7.250% due 02/01/2018	700	810

BNP Paribas
5.186% due 06/29/2049	700	621

Cantor Fitzgerald LP
7.875% due 10/15/2019	600	602

Capital One Bank USA N.A.
8.800% due 07/15/2019	400	484

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	300	303

Citigroup Funding, Inc.
1.299% due 05/07/2010	600	601

Citigroup, Inc.
5.875% due 05/29/2037	2,100	1,898
6.125% due 08/25/2036	700	613
6.625% due 06/15/2032	600	562
6.875% due 03/05/2038	2,800	2,838
8.125% due 07/15/2039	1,200	1,390

Credit Agricole S.A.
6.637% due 05/29/2049	200	176

Credit Suisse USA, Inc.
0.450% due 08/16/2011	700	701

Ford Motor Credit Co. LLC
7.500% due 08/01/2012	1,300	1,347
7.800% due 06/01/2012	1,300	1,349

General Electric Capital Corp.
5.875% due 01/14/2038	700	668
6.750% due 03/15/2032	2,900	3,077
6.875% due 01/10/2039	4,400	4,761

Goldman Sachs Group, Inc.
5.950% due 01/18/2018	1,400	1,471
7.500% due 02/15/2019	2,800	3,205

HBOS Capital Funding LP
6.071% due 06/29/2049	600	471

HBOS PLC
6.750% due 05/21/2018	1,900	1,748

HSBC Americas Capital Trust I
7.808% due 12/15/2026	350	323

HSBC Bank USA N.A.
7.000% due 01/15/2039	550	605

HSBC Capital Funding LP
9.547% due 12/29/2049	1,400	1,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

John Deere Capital Corp.
1.004% due 06/10/2011	$1,700	$1,714

JPMorgan Chase & Co.
6.400% due 05/15/2038	3,200	3,467

Lehman Brothers Holdings, Inc.
7.500% due 05/11/2038 (a)	500	2

Merrill Lynch & Co., Inc.
6.110% due 01/29/2037	200	185

Morgan Stanley
2.350% due 05/14/2010	2,200	2,205
6.625% due 04/01/2018	1,800	1,923
7.250% due 04/01/2032	400	457

New York Life Insurance Co.
6.750% due 11/15/2039	1,200	1,319

Prudential Financial, Inc.
6.625% due 12/01/2037	700	737

Rabobank Capital Funding II
5.260% due 12/29/2049	2,400	2,176

Rabobank Nederland NV
11.000% due 06/29/2049	1,125	1,452

Sallie Mae, Inc.
0.000% due 10/03/2022	655	335

UBS AG
5.750% due 04/25/2018	400	410
5.875% due 12/20/2017	100	104

Wachovia Bank N.A.
1.150% due 05/14/2010	1,400	1,402
5.850% due 02/01/2037	750	703
6.600% due 01/15/2038	1,000	1,032

Wells Fargo & Co.
5.375% due 02/07/2035	200	187

Wells Fargo Bank N.A.
5.950% due 08/26/2036	400	377

White Nights Finance BV for Gazprom
10.500% due 03/08/2014	1,700	2,024

		70,991

INDUSTRIALS 16.2%

Altria Group, Inc.
9.250% due 08/06/2019	1,200	1,461
9.950% due 11/10/2038	1,900	2,502
10.200% due 02/06/2039	300	403

Anheuser-Busch Cos., Inc.
6.450% due 09/01/2037	900	962

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	900	1,072
8.000% due 11/15/2039	700	889
8.200% due 01/15/2039	900	1,164

ArcelorMittal
7.000% due 10/15/2039	1,200	1,236

Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039	700	692

Burlington Northern Santa Fe Corp.
6.150% due 05/01/2037	1,300	1,341

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	2,000	2,075

Caterpillar, Inc.
6.050% due 08/15/2036	400	422

Cenovus Energy, Inc.
6.750% due 11/15/2039	1,300	1,415

Comcast Corp.
6.400% due 05/15/2038	2,450	2,494
6.500% due 11/15/2035	200	206
6.950% due 08/15/2037	700	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.050% due 03/15/2033	$600	$647

Cox Communications, Inc.
8.375% due 03/01/2039	900	1,129

CSX Corp.
6.150% due 05/01/2037	1,000	1,011

CVS Pass-Through Trust
7.507% due 01/10/2032	2,295	2,560

Devon Energy Corp.
7.950% due 04/15/2032	700	882

Devon Financing Corp. ULC
7.875% due 09/30/2031	400	498

Dow Chemical Co.
9.400% due 05/15/2039	1,200	1,613

EnCana Corp.
6.500% due 08/15/2034	600	638
6.625% due 08/15/2037	800	862

Energy Transfer Partners LP
6.625% due 10/15/2036	500	505
7.500% due 07/01/2038	1,200	1,348

Enterprise Products Operating LLC
5.750% due 03/01/2035	200	189

GlaxoSmithKline Capital, Inc.
5.375% due 04/15/2034	700	682

HJ Heinz Finance Co.
7.125% due 08/01/2039	1,700	1,935

International Business Machines Corp.
5.600% due 11/30/2039	770	780

Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	400	377
6.500% due 02/01/2037	400	411
6.950% due 01/15/2038	2,900	3,152

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	200	211

Nucor Corp.
6.400% due 12/01/2037	200	215

Oracle Corp.
6.500% due 04/15/2038	300	332

Pemex Project Funding Master Trust
9.125% due 10/13/2010	175	184

Petrobras International Finance Co.
7.875% due 03/15/2019	1,700	1,997

Pfizer, Inc.
7.200% due 03/15/2039	2,200	2,692

Philip Morris International, Inc.
6.375% due 05/16/2038	700	764

Plains All American Pipeline LP
6.650% due 01/15/2037	100	104

Roche Holdings, Inc.
7.000% due 03/01/2039	400	477

Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,000	982

Siemens Financieringsmaatschappij NV
6.125% due 08/17/2026	300	320

Suncor Energy, Inc.
6.500% due 06/15/2038	200	209
6.850% due 06/01/2039	800	865

Target Corp.
6.500% due 10/15/2037	500	546
7.000% due 01/15/2038	2,850	3,305

Tennessee Gas Pipeline Co.
7.625% due 04/01/2037	100	111
8.375% due 06/15/2032	3,000	3,526

108	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	$600	$625

Time Warner Cable, Inc.
6.550% due 05/01/2037	3,200	3,281
6.750% due 06/15/2039	100	105
7.300% due 07/01/2038	800	893

Time Warner, Inc.
6.500% due 11/15/2036	800	824

TransCanada Pipelines Ltd.
6.200% due 10/15/2037	100	104
7.250% due 08/15/2038	300	351
7.625% due 01/15/2039	500	611

Transocean, Inc.
6.800% due 03/15/2038	400	451

Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404% due 07/02/2025	901	979

United Technologies Corp.
6.125% due 07/15/2038	700	749

Vale Overseas Ltd.
6.250% due 01/23/2017	200	217

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	900	973
6.500% due 08/15/2037	500	556

Williams Cos., Inc.
8.750% due 03/15/2032	222	271

Wyeth
5.950% due 04/01/2037	900	946

XTO Energy, Inc.
6.100% due 04/01/2036	590	642

		67,731

UTILITIES 13.8%

Alabama Power Co.
6.125% due 05/15/2038	700	742

Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,522

AT&T Corp.
8.000% due 11/15/2031	5,700	6,949

AT&T, Inc.
6.400% due 05/15/2038	200	206
6.550% due 02/15/2039	600	633

British Telecommunications PLC
9.625% due 12/15/2030	600	757

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	453

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	4,300	5,522

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	753

Duke Energy Indiana, Inc.
6.350% due 08/15/2038	300	321
6.450% due 04/01/2039	1,600	1,747

EDF S.A.
6.950% due 01/26/2039	1,300	1,498

Enel Finance International S.A.
6.800% due 09/15/2037	400	423

Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,495

FirstEnergy Corp.
7.375% due 11/15/2031	400	415

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	2,900	2,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

France Telecom S.A.
8.500% due 03/01/2031	$1,300	$1,729

Georgia Power Co.
5.950% due 02/01/2039	300	310

Indiana Michigan Power Co.
6.050% due 03/15/2037	500	501

MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	395
6.500% due 09/15/2037	1,600	1,698

NGPL PipeCo LLC
7.768% due 12/15/2037	2,100	2,442

Pacific Gas & Electric Co.
5.800% due 03/01/2037	1,900	1,892
6.050% due 03/01/2034	400	413
6.250% due 03/01/2039	200	211
6.350% due 02/15/2038	900	962

PacifiCorp
6.000% due 01/15/2039	1,300	1,341

Progress Energy, Inc.
7.750% due 03/01/2031	400	473

PSEG Power LLC
8.625% due 04/15/2031	400	514

Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,080

Southern California Edison Co.
5.625% due 02/01/2036	200	200
6.000% due 01/15/2034	300	314

Telecom Italia Capital S.A.
7.200% due 07/18/2036	800	810
7.721% due 06/04/2038	3,200	3,444

Verizon Communications, Inc.
6.900% due 04/15/2038	1,900	2,102
7.350% due 04/01/2039	3,900	4,534

Virginia Electric and Power Co.
6.000% due 05/15/2037	1,260	1,304
8.875% due 11/15/2038	1,000	1,394

Vodafone Group PLC
6.150% due 02/27/2037	3,400	3,494

		57,841

Total Corporate Bonds & Notes (Cost $183,389)		196,563

MUNICIPAL BONDS & NOTES 3.5%

California State Bay Area Toll Authority Revenue Bonds, Series 2009
6.263% due 04/01/2049	1,300	1,300

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	700	723
7.550% due 04/01/2039	1,400	1,449

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	900	961

Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	200	209

Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, Series 2009
6.629% due 02/15/2038	1,500	1,538

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	1,300	1,339

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (b)	170	109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	$200	$205

Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.013% due 06/01/2039	1,200	1,286
7.100% due 06/01/2039	200	202

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	100	94

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.750% due 06/15/2041	1,200	1,169

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	300	313

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	2,100	2,204

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	73

Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	1,300	1,358

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	80

Total Municipal Bonds & Notes (Cost $14,254)		14,612

U.S. GOVERNMENT AGENCIES 12.6%

Fannie Mae
0.000% due 06/01/2017	2,400	1,796
0.429% due 10/27/2037	400	399
5.000% due 10/25/2035	1,252	1,209
5.500% due 03/01/2039 - 05/01/2040	3,525	3,703
5.625% due 04/17/2028	100	108
6.000% due 04/18/2036	900	953
6.000% due 02/01/2038 (e)	2,425	2,580

Financing Corp.
0.000% due 12/06/2018 - 12/27/2018	10,400	7,049
8.600% due 09/26/2019	1,470	1,945

Freddie Mac
5.000% due 04/15/2038	300	308

Ginnie Mae
5.500% due 10/20/2037	343	337

Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	3,400	3,636

Residual Funding Strip
0.000% due 10/15/2019 - 04/15/2030	28,400	15,045

Small Business Administration
5.290% due 12/01/2027	581	624

Tennessee Valley Authority
4.500% due 04/01/2018	700	723
4.875% due 01/15/2048	1,900	1,757
5.250% due 09/15/2039	3,400	3,375
5.375% due 04/01/2056	1,200	1,205
5.500% due 07/18/2017 - 06/15/2038	2,600	2,760
5.880% due 04/01/2036	3,000	3,231

Total U.S. Government Agencies (Cost $53,560)		52,743

See Accompanying Notes	Annual Report	March 31, 2010	109

Schedule of Investments  StocksPLUS® Long Duration Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 28.5%

U.S. Treasury Bonds
4.375% due 11/15/2039 (d)	$3,000	$2,838
4.500% due 02/15/2036	3,000	2,931
4.625% due 02/15/2040	4,900	4,831
5.375% due 02/15/2031 (e)	11,100	12,283
5.500% due 08/15/2028 (d)	16,000	17,925
6.125% due 11/15/2027 (d)	10,400	12,457
6.250% due 08/15/2023 (d)	2,000	2,404
6.500% due 11/15/2026 (d)(e)	13,600	16,881
7.250% due 08/15/2022 (d)(e)	13,300	17,290

U.S. Treasury Notes
0.875% due 02/29/2012	9,250	9,234

U.S. Treasury Strips
0.000% due 05/15/2026	600	276
0.000% due 02/15/2027	3,300	1,458
0.000% due 05/15/2028	1,000	414
0.000% due 08/15/2028 (e)	10,800	4,411
0.000% due 05/15/2032	1,100	369
0.000% due 05/15/2038	900	228
0.000% due 05/15/2039 (e)	53,600	12,909
0.000% due 08/15/2039	600	142
0.000% due 11/15/2039	500	116

Total U.S. Treasury Obligations (Cost $123,151)		119,397

MORTGAGE-BACKED SECURITIES 0.4%

Citigroup Mortgage Loan Trust, Inc.
3.075% due 03/25/2034	440	429

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	700	682

Indymac IMSC Mortgage Loan Trust
0.409% due 07/25/2047	322	152

Structured Asset Mortgage Investments, Inc.
0.419% due 07/25/2046	141	74
0.449% due 05/25/2036	270	141

Thornburg Mortgage Securities Trust
0.329% due 03/25/2037	63	60

Total Mortgage-Backed Securities (Cost $1,603)		1,538

ASSET-BACKED SECURITIES 0.1%

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036	29	23

SLM Student Loan Trust
1.749% due 04/25/2023	544	563

Total Asset-Backed Securities (Cost $562)		586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.2%

Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		$1,600	$1,592
6.500% due 06/10/2019		800	858

Colombia Government International Bond
6.125% due 01/18/2041		1,200	1,152

Mexico Government International Bond
5.950% due 03/19/2019		2,800	3,038
6.050% due 01/11/2040		1,200	1,203

Qatar Government International Bond
6.400% due 01/20/2040		1,300	1,365

Total Sovereign Issues (Cost $9,063)			9,208

FOREIGN CURRENCY-DENOMINATED ISSUES 3.8%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	3,750	2,140

Republic of Germany
3.250% due 01/04/2020		EUR 100	137
3.750% due 01/04/2019		9,400	13,429

Total Foreign Currency-Denominated Issues (Cost $16,310)			15,706

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011		9,300	95

Total Convertible Preferred Securities (Cost $698)			95

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.5%

CERTIFICATES OF DEPOSIT 0.2%

Sao Paolo IMI NY
0.894% due 06/09/2010		$1,000	1,000

REPURCHASE AGREEMENTS 6.4%

Barclays Capital, Inc.
0.030% due 04/01/2010		7,000	7,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $7,150. Repurchase proceeds are $7,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Securities (USA) LLC
0.010% due 04/01/2010	$2,300	$2,300
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2015 valued at $2,353. Repurchase proceeds are $2,300.)

JPMorgan Chase Bank N.A.
0.130% due 04/08/2010	1,721	1,721
(Dated 03/29/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $1,732. Repurchase proceeds are $1,721.)
0.140% due 04/08/2010	13,478	13,478
(Dated 03/25/2010. Collateralized by U.S. Treasury Bonds 7.250% due 08/15/2022 valued at $13,488. Repurchase proceeds are $13,478.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	2,266	2,266
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $2,314. Repurchase proceeds are $2,266.)

		26,765

U.S. TREASURY BILLS 0.3%
0.208% due 08/26/2010 (e)	1,200	1,199

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 9.6%
	4,024,565	40,298

Total Short-Term Instruments (Cost $69,262)		69,262

PURCHASED OPTIONS (g) 0.0%
(Cost $24)		10

Total Investments 114.5% (Cost $471,876)		$479,720

Written Options (h) (0.1%) (Premiums $881)		(185)

Other Assets and Liabilities (Net) (14.4%)		(60,430)

Net Assets 100.0%		$419,105

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Security becomes interest bearing at a future date.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2010, was $31,713 at a weighted average interest rate of 0.149%. On March 31, 2010, securities valued at $53,502 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $34,984 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	208	$365
90-Day Eurodollar June Futures	Long	06/2010	25	39
90-Day Eurodollar September Futures	Long	09/2010	102	212
E-mini S&P 500 Index June Futures	Long	06/2010	155	260
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	31	1
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 121.000	Short	06/2010	31	1
S&P 500 Index June Futures	Long	06/2010	1,387	13,787

				$14,665

110	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(f)	Swap agreements outstanding on March 31, 2010:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3-Month CAD Bank Bill	5.750%	12/19/2028	JPM	CAD	2,000	$38	$12	$26
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	BCLY		$8,000	291	180	111
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	MSC		8,000	291	170	121
Pay	3-Month USD-LIBOR	4.000%	12/16/2010	RBS		25,000	909	534	375
Pay	6-Month EUR-LIBOR	2.500%	03/17/2012	HSBC	EUR	4,700	43	(2)	45
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY	MXN	40,200	124	29	95

							$1,696	$923	$773

(g)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index June Futures	$525.000	06/17/2010	840	$24	$10

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	126	$33	$20
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	13	4	1
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	15	17	8
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	91	39	32
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	35	14	21
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	13	8	2
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	15	28	13

				$143	$97

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	$6,000	$63	$0
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	8,000	66	1
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	1,000	10	0
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	2,000	19	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	26,800	163	11
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	26,800	190	9
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	14,000	132	1
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,900	15	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	5	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	9,700	75	66

							$738	$88

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	59	$13,721	$91
Sales	795	165,200	1,913
Closing Buys	(546)	(82,221)	(1,123)
Expirations	0	0	0
Exercised	0	0	0

Balance at 03/31/2010	308	$96,700	$881

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$3,000	$3,187	$3,200

See Accompanying Notes	Annual Report	March 31, 2010	111

Schedule of Investments  StocksPLUS® Long Duration Fund   (Cont.)

(j)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	2,432	04/2010	GSC	$21	$0	$21
Buy		2,432	04/2010	HSBC	6	0	6
Sell		2,432	06/2010	HSBC	0	(6)	(6)
Sell	CAD	55	04/2010	JPM	0	(1)	(1)
Buy	CNY	583	06/2010	BCLY	0	0	0
Sell		270	06/2010	BOA	0	0	0
Buy		247	06/2010	CITI	0	0	0
Buy		106	06/2010	DUB	0	0	0
Buy		766	06/2010	HSBC	0	0	0
Sell		473	06/2010	MSC	0	0	0
Buy		259	11/2010	BCLY	0	(1)	(1)
Buy		424	11/2010	CITI	0	(1)	(1)
Buy		1,099	11/2010	DUB	0	(2)	(2)
Sell		12,583	11/2010	DUB	6	0	6
Buy		437	11/2010	MSC	0	(1)	(1)
Buy		12,583	11/2010	UBS	0	(29)	(29)
Buy		265	01/2011	BOA	0	0	0
Buy		465	01/2011	MSC	0	(1)	(1)
Buy		12,583	06/2011	DUB	0	(6)	(6)
Sell	EUR	9,746	04/2010	JPM	639	0	639
Sell		310	04/2010	RBC	3	0	3
Sell	GBP	46	06/2010	RBS	0	0	0
Buy	KRW	1,507,350	07/2010	RBS	27	0	27
Sell	MXN	411	04/2010	BCLY	0	(1)	(1)
Buy		181	04/2010	GSC	1	0	1
Buy		90	04/2010	HSBC	1	0	1
Buy		34,036	04/2010	JPM	183	0	183
Sell		33,896	04/2010	UBS	0	(66)	(66)
Buy		33,896	09/2010	UBS	65	0	65
Buy	SGD	85	06/2010	BCLY	1	0	1
Buy		388	06/2010	CITI	1	(3)	(2)
Buy		71	06/2010	DUB	0	0	0
Buy		57	06/2010	UBS	0	0	0
Buy		508	09/2010	BCLY	0	0	0
Buy		378	09/2010	CITI	1	0	1
Buy		325	09/2010	GSC	1	0	1

					$956	$(118)	$838

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$196,563	$0	$196,563
U.S. Government Agencies	0	52,743	0	52,743
U.S. Treasury Obligations	0	119,397	0	119,397
Short-Term Instruments	40,298	28,964	0	69,262
Other Investments +++	106	41,649	0	41,755

Investments, at value	$40,404	$439,316	$0	$479,720
Short Sales, at value	$0	$(3,200)	$0	$(3,200)
Financial Derivative Instruments ++++	$14,644	$1,447	$0	$16,091

Totals	$55,048	$437,563	$0	$492,611

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/ (Out) of Level 3		Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010
U.S. Government Agencies	$3,464	$0	$0	$0	$68		$(3,532)	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

112	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$10	$0	$10
Variation margin receivable ^^	35	0	0	0	0	35
Unrealized appreciation on foreign currency contracts	0	956	0	0	0	956
Unrealized appreciation on swap agreements	773	0	0	0	0	773

	$808	$956	$0	$10	$0	$1,774

Liabilities:
Written options outstanding	$164	$0	$0	$21	$0	$185
Variation margin payable ^^	0	0	0	1,500	0	1,500
Unrealized depreciation on foreign currency contracts	0	118	0	0	0	118

	$164	$118	$0	$1,521	$0	$1,803

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(10)	$0	$0	$(194)	$0	$(204)
Net realized gain on futures contracts, written options and swaps	4,228	0	0	145,005	0	149,233
Net realized (loss) on foreign currency transactions	0	(404)	0	0	0	(404)

	$4,218	$(404)	$0	$144,811	$0	$148,625

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$1	$0	$0	$16	$0	$17
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	177	0	0	(6,189)	0	(6,012)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,105	0	0	0	1,105

	$178	$1,105	$0	$(6,173)	$0	$(4,890)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $14,665 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	113

Schedule of Investments  StocksPLUS® Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.230% due 08/03/2012	$725	$725

Total Bank Loan Obligations (Cost $702)		725

CORPORATE BONDS & NOTES 22.6%

BANKING & FINANCE 17.9%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	300	327

American Express Bank FSB
5.500% due 04/16/2013	500	536

American Express Centurion Bank
6.000% due 09/13/2017	1,000	1,074

American Express Credit Corp.
5.875% due 05/02/2013	300	325

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	200	209

American General Finance Corp.
4.875% due 07/15/2012	200	188
6.900% due 12/15/2017	700	614

American International Group, Inc.
5.050% due 10/01/2015	100	93
5.850% due 01/16/2018	2,300	2,140

Bank of America Corp.
0.580% due 08/15/2016	100	88
6.500% due 08/01/2016	1,000	1,082

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	100

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,503

Barclays Bank PLC
5.450% due 09/12/2012	3,000	3,236
6.050% due 12/04/2017	600	620

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,770

BNP Paribas
5.186% due 06/29/2049	1,200	1,065

CIT Group, Inc.
7.000% due 05/01/2013	128	126
7.000% due 05/01/2014	42	40
7.000% due 05/01/2015	142	133
7.000% due 05/01/2016	70	65
7.000% due 05/01/2017	99	91

Citibank N.A.
1.875% due 05/07/2012	300	304

Citigroup, Inc.
2.125% due 04/30/2012	100	102
5.500% due 04/11/2013	1,500	1,577
6.000% due 08/15/2017	1,900	1,946
8.500% due 05/22/2019	100	117

Deutsche Bank AG
1.050% due 02/17/2015	800	786

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	400	414
7.375% due 02/01/2011	1,200	1,230

General Electric Capital Corp.
3.000% due 12/09/2011	400	414
5.875% due 01/14/2038	500	477

GMAC, Inc.
6.000% due 12/15/2011	100	100
6.875% due 08/28/2012	900	911

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	400	424
6.250% due 09/01/2017	1,200	1,292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
6.000% due 01/15/2018	$400	$435

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,300	1,388

JPMorgan Chase Capital XX
6.550% due 09/15/2066	100	94

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	1,800	427

Merrill Lynch & Co., Inc.
0.482% due 06/05/2012	700	687
6.050% due 08/15/2012	1,200	1,282
6.875% due 04/25/2018	1,000	1,079

MetLife, Inc.
6.400% due 12/15/2066	300	273

Morgan Stanley
2.350% due 05/14/2010	700	702

National Australia Bank Ltd.
2.550% due 01/13/2012	400	409
5.350% due 06/12/2013	400	431

Petroleum Export Ltd.
5.265% due 06/15/2011	40	39

Principal Life Income Funding Trusts
5.550% due 04/27/2015	500	530

Resona Bank Ltd.
5.850% due 09/29/2049	200	189

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	1,800	1,839

SLM Corp.
4.841% due 01/31/2014	1,100	933

State Street Capital Trust IV
1.257% due 06/01/2077	100	75

Temasek Financial I Ltd.
4.300% due 10/25/2019	300	298

TNK-BP Finance S.A.
6.125% due 03/20/2012	100	105

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	100	120

UBS AG
5.750% due 04/25/2018	200	205
5.875% due 12/20/2017	400	415

USB Capital IX
6.189% due 10/29/2049	100	86

Wells Fargo & Co.
7.980% due 03/29/2049	1,400	1,470

		40,030

INDUSTRIALS 3.6%

America Movil SAB de C.V.
6.125% due 03/30/2040	1,700	1,670

AstraZeneca PLC
5.900% due 09/15/2017	300	336
6.450% due 09/15/2037	200	223

CODELCO, Inc.
6.150% due 10/24/2036	100	103

Dow Chemical Co.
4.850% due 08/15/2012	600	635
6.000% due 10/01/2012	100	109

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	1,300	1,396

Kraft Foods, Inc.
6.125% due 02/01/2018	500	548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peabody Energy Corp.
7.875% due 11/01/2026	$100	$103

Philip Morris International, Inc.
6.375% due 05/16/2038	200	218

President and Fellows of Harvard College
6.000% due 01/15/2019	400	451

Rohm and Haas Co.
6.000% due 09/15/2017	400	426

Shell International Finance BV
5.500% due 03/25/2040	100	98

Union Pacific Corp.
5.700% due 08/15/2018	800	843

UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	321

Vale Overseas Ltd.
5.625% due 09/15/2019	600	623

		8,103

UTILITIES 1.1%

Enel Finance International S.A.
6.800% due 09/15/2037	1,600	1,690

Qwest Corp.
7.625% due 06/15/2015	500	549

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	300	292

		2,531

Total Corporate Bonds & Notes (Cost $48,784)		50,664

MUNICIPAL BONDS & NOTES 3.0%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	103

California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030 (b)	100	100

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	748

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	100	103

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,191

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	200	208

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	500	517

New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,009

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	200	209

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	280	226

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	500	497

114	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	$575	$457

Total Municipal Bonds & Notes (Cost $7,488)		6,777

U.S. GOVERNMENT AGENCIES 25.8%

Fannie Mae
0.289% due 12/25/2036	233	230
0.579% due 07/25/2037 - 03/25/2044	2,005	1,968
0.609% due 07/25/2037	1,753	1,745
0.966% due 06/25/2037	1,564	1,558
0.968% due 03/25/2040	1,873	1,872
1.671% due 07/01/2044	86	84
2.678% due 08/01/2033	66	68
3.295% due 05/25/2035	56	56
3.743% due 05/01/2036	10	10
4.358% due 09/01/2033	257	267
4.679% due 12/01/2036	44	47
4.889% due 06/01/2033	226	234
4.912% due 09/01/2034	48	50
5.000% due 04/25/2033	17	18
5.233% due 01/01/2036	192	200
5.500% due 01/01/2021 - 03/01/2036	19,614	20,790
5.500% due 02/01/2035 - 10/01/2035 (g)	9,082	9,600
6.000% due 02/01/2036 - 10/01/2038	7,174	7,645
6.500% due 10/01/2035 - 05/01/2040	6,460	6,990
6.500% due 08/01/2037 (g)	563	611
7.000% due 09/01/2013	4	5

Freddie Mac
0.930% due 08/15/2037	969	966
0.940% due 10/15/2037	267	266
0.950% due 05/15/2037 - 09/15/2037	1,098	1,095
1.681% due 02/25/2045	50	47
2.607% due 03/01/2034	276	284
2.721% due 02/01/2024	18	18
5.500% due 08/15/2030	2	2
8.000% due 01/01/2017	6	7

Ginnie Mae
4.375% due 03/20/2027	3	3
6.000% due 05/15/2033 - 04/15/2034	26	28
8.000% due 02/15/2030	1	2

Small Business Administration
5.520% due 06/01/2024	975	1,038

Total U.S. Government Agencies (Cost $55,727)		57,804

U.S. TREASURY OBLIGATIONS 4.3%

U.S. Treasury Bonds
4.250% due 05/15/2039 (g)	500	463
4.375% due 02/15/2038 (g)	600	571
4.375% due 11/15/2039 (g)	400	378
4.500% due 05/15/2038 (g)	800	777

U.S. Treasury Notes
0.875% due 01/31/2012 (g)	1,700	1,699
3.250% due 03/31/2017	5,200	5,192
3.625% due 02/15/2020 (g)	600	590

Total U.S. Treasury Obligations (Cost $9,826)		9,670

MORTGAGE-BACKED SECURITIES 5.7%

American Home Mortgage Investment Trust
2.229% due 02/25/2045	185	145

Banc of America Commercial Mortgage, Inc.
5.739% due 05/10/2045	400	415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Corp.
3.030% due 05/25/2035	$334	$307
6.030% due 01/20/2047	425	298

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	22	23

BCRR Trust
5.858% due 07/17/2040	500	516

Bear Stearns Adjustable Rate Mortgage Trust
2.918% due 04/25/2033	3	3
3.579% due 01/25/2034	4	4
3.705% due 01/25/2034	93	83

Bear Stearns Alt-A Trust
3.478% due 05/25/2035	778	554
5.158% due 09/25/2035	173	129

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	111	102

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	200	196

Countrywide Alternative Loan Trust
0.409% due 05/25/2047	430	226
6.000% due 10/25/2033	55	54

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	830	706
5.250% due 02/20/2036	109	81

Credit Suisse First Boston Mortgage Securities Corp.
2.118% due 05/25/2032	1	1

First Horizon Asset Securities, Inc.
5.343% due 08/25/2035	260	231

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	212	192
0.309% due 01/25/2047	285	262

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	100	99
5.444% due 03/10/2039	100	97

GSR Mortgage Loan Trust
3.688% due 06/25/2034	256	225
5.219% due 11/25/2035	526	483
6.000% due 03/25/2037	179	154

Impac CMB Trust
1.229% due 07/25/2033	69	62

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	1,300	1,254
5.882% due 02/15/2051	100	98

JPMorgan Mortgage Trust
5.750% due 01/25/2036	226	194

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	200	184

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	199	143
1.934% due 12/25/2032	9	8

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	156	131
2.040% due 01/25/2029	70	66

Prime Mortgage Trust
0.629% due 02/25/2019	7	6
0.629% due 02/25/2034	56	51

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	238	237

Structured Adjustable Rate Mortgage Loan Trust
5.139% due 08/25/2035	181	131

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035	428	397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
3.183% due 10/25/2035	$245	$207

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	317	309
0.349% due 10/25/2046	50	49

WaMu Mortgage Pass-Through Certificates
0.519% due 10/25/2045	90	69
0.869% due 12/25/2027	870	696
1.471% due 02/25/2046	312	238
1.671% due 11/25/2042	50	37
1.871% due 08/25/2042	35	25
3.078% due 02/27/2034	51	48

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035	506	493
4.950% due 03/25/2036	467	411
4.999% due 10/25/2035	1,749	1,593

Total Mortgage-Backed Securities (Cost $14,173)		12,723

ASSET-BACKED SECURITIES 2.9%

Access Group, Inc.
1.549% due 10/27/2025	1,384	1,431

ACE Securities Corp.
0.279% due 12/25/2036	68	61

Ally Auto Receivables Trust
1.320% due 03/15/2012	200	201

Amortizing Residential Collateral Trust
0.809% due 07/25/2032	18	16

Bear Stearns Asset-Backed Securities Trust
0.309% due 10/25/2036	80	73

Centurion CDO VII Ltd.
0.619% due 01/30/2016	1,196	1,115

Chase Issuance Trust
1.757% due 09/15/2015	2,200	2,291

Countrywide Asset-Backed Certificates
0.279% due 05/25/2047	85	83
0.309% due 06/25/2037	124	120
0.709% due 12/25/2031	67	34

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 01/25/2032	13	9

First Franklin Mortgage Loan Asset-Backed Certificates
0.279% due 11/25/2036	193	189

Fremont Home Loan Trust
0.279% due 10/25/2036	166	162
0.289% due 01/25/2037	116	92

JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036	62	61

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034	12	10

MASTR Asset-Backed Securities Trust
0.289% due 11/25/2036	58	58

Morgan Stanley ABS Capital I
0.279% due 10/25/2036	12	12

Nationstar Home Equity Loan Trust
0.349% due 04/25/2037	540	512

Residential Asset Mortgage Products, Inc.
0.329% due 08/25/2046	40	40

Truman Capital Mortgage Loan Trust
0.569% due 01/25/2034	22	21

Total Asset-Backed Securities (Cost $6,590)		6,591

See Accompanying Notes	Annual Report	March 31, 2010	115

Schedule of Investments  StocksPLUS® Total Return Fund   (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of China
4.875% due 07/21/2015		$100	$106

Mexico Government International Bond
5.950% due 03/19/2019		100	109
6.050% due 01/11/2040		100	100

Total Sovereign Issues (Cost $299)			315

FOREIGN CURRENCY-DENOMINATED ISSUES 2.6%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	300	171

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	279

France Government Bond
3.500% due 04/25/2020		300	408

France Treasury Notes
2.500% due 01/15/2015		300	410

General Electric Capital Corp.
5.500% due 09/15/2067		2,000	2,337

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		1,100	936

Wachovia Corp.
0.765% due 08/01/2011		1,000	1,332

Total Foreign Currency - Denominated Issues (Cost $5,839)			5,873

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

American International Group, Inc.
8.500% due 08/01/2011	21,600	$221

Motors Liquidation Co.
5.250% due 03/06/2032	40,000	346

Wells Fargo & Co.
7.500% due 12/31/2049	900	879

Total Convertible Preferred Securities (Cost $2,447)		1,446

PREFERRED STOCKS 0.8%

DG Funding Trust
2.501% due 12/31/2049	217	1,769

Total Preferred Stocks (Cost $2,294)		1,769

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.0%

REPURCHASE AGREEMENTS 1.2%

Goldman Sachs & Co.
0.140% due 04/05/2010	$2,000	2,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $2,064. Repurchase proceeds are $2,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$586	$586
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $600. Repurchase proceeds are $586.)

		2,586

U.S. TREASURY BILLS 0.9%
0.199% due 04/22/2010 - 09/02/2010 (c)(e)(g)	2,057	2,055

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 29.9%
	6,690,875	66,996

Total Short-Term Instruments (Cost $71,635)		71,637

PURCHASED OPTIONS (i) 0.0%
(Cost $3)		3

Total Investments 100.8% (Cost $225,807)		$225,997

Written Options (j) (0.1%) (Premiums $727)		(247)

Other Assets and Liabilities (Net) (0.7%)		(1,530)

Net Assets 100.0%		$224,220

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $20 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $54,027 at a weighted average interest rate of 0.378%. On March 31, 2010, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $9,060 and cash of $1,501 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	113	$104
90-Day Eurodollar June Futures	Long	06/2010	168	186
90-Day Eurodollar March Futures	Long	03/2011	2	4
90-Day Eurodollar September Futures	Long	09/2010	126	49
E-mini S&P 500 Index June Futures	Long	06/2010	284	(4)
Euro-Bobl June Futures	Long	06/2010	45	17
Euro-Bund 10-Year Bond June Futures	Long	06/2010	15	10
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	12	1
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 120.000	Short	06/2010	12	0
S&P 500 Index June Futures	Long	06/2010	340	3,225
U.S. Treasury 2-Year Note June Futures	Long	06/2010	271	(46)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	14	(14)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	127	(67)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	9	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	16	13
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	1

				$3,481

116	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	$500	$(7)	$(7)	$0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(8)	(7)	(1)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	700	(2)	0	(2)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	700	(12)	0	(12)
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	1.314%	1,400	15	0	15
GMAC, Inc.	JPM	4.850%	09/20/2012	2.917%	500	23	0	23
International Lease Finance Corp.	JPM	5.000%	06/20/2010	1.833%	3,100	27	(77)	104
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	5	3	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
JSC Gazprom	BCLY	1.600%	12/20/2012	1.733%	1,200	1	0	1
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	12	4	8
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	200	3	2	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	600	8	4	4

						$82	$(68)	$150

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$1,350	$21	$0	$21
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	386	6	0	6
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	675	10	0	10

					$37	$0	$37

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,100	$50	$0	$50
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	2,500	(30)	(45)	15
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		8,300	13	8	5
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,000	28	0	28
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,500	33	(10)	43
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		100	5	1	4
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	14	1	13
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,000	0	1	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		400	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		100	0	0	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	300	(2)	1	(3)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		10,000	(64)	5	(69)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,600	42	33	9
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		7,700	203	161	42
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,700	18	0	18

See Accompanying Notes	Annual Report	March 31, 2010	117

Schedule of Investments  StocksPLUS® Total Return Fund   (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	400	$50	$(6)	$56
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		500	0	(1)	1
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		200	(1)	(1)	0
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		7,000	214	21	193
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		6,000	183	6	177
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		5,100	156	6	150

							$916	$189	$727

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	54,111	1-Month USD-LIBOR plus a specified spread	$ 98,821	04/30/2010	MLP	$ 5,943

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$104.000	05/21/2010	180	$3	$3

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	128	$55	$21
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	7	2	1
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	78	18	3
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	7	8	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	56	21	20
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	41	16	25
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	1	1	0
Put - CBOT U.S. Treasury 10-Year Note May Futures	115.000	04/23/2010	1	0	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	7	13	6

				$134	$80

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$1,500	$18	$0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,000	6	3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,000	2	2
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	7	0
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	4,000	42	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	4,000	12	2
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,000	2	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	200	2	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	200	2	1
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,200	17	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	3,400	22	23
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,000	114	2
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	4,900	12	12
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,900	29	29
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	500	7	0
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,000	100	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,100	7	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,100	12	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,800	13	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	2,800	12	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	2,800	13	15
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	6,000	42	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	2,000	16	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	5,500	43	37

							$564	$141

118	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,000	$12	$0
Call - OTC USD versus JPY		94.000	04/20/2010	2,000	7	17

					$19	$17

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,100	$10	$9

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Premium
Balance at 03/31/2009	63	$7,000	$57
Sales	743	139,900	1,544
Closing Buys	(410)	(65,700)	(833)
Expirations	(61)	(2,000)	(35)
Exercised	(9)	0	(6)

Balance at 03/31/2010	326	$79,200	$727

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	05/01/2040	$1,000	$1,051	$1,050
Fannie Mae	5.500%	06/01/2040	22,000	23,162	23,072

				$24,213	$24,122

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,626	04/2010	JPM	$31	$0	$31
Buy	BRL	1,835	04/2010	GSC	0	(16)	(16)
Sell		1,835	04/2010	HSBC	0	(4)	(4)
Buy		1,835	06/2010	HSBC	4	0	4
Buy	CAD	229	04/2010	JPM	6	0	6
Buy	CNY	279	08/2010	BCLY	0	(1)	(1)
Buy		346	08/2010	DUB	0	(1)	(1)
Buy		340	08/2010	HSBC	0	0	0
Buy		1,225	08/2010	JPM	1	(1)	0
Buy		652	08/2010	MSC	0	0	0
Buy		192	11/2010	BCLY	0	0	0
Buy		318	11/2010	CITI	0	(1)	(1)
Buy		813	11/2010	DUB	0	(2)	(2)
Buy		318	11/2010	MSC	0	(1)	(1)
Sell	EUR	78	04/2010	BCLY	0	0	0
Sell		1,197	04/2010	CITI	28	0	28
Buy		29	04/2010	DUB	0	(1)	(1)
Sell		642	04/2010	GSC	11	0	11
Sell		2,997	04/2010	JPM	55	0	55
Sell		130	04/2010	RBC	2	0	2
Sell	GBP	531	06/2010	RBS	0	(5)	(5)
Buy	IDR	203,400	10/2010	BOA	2	0	2
Buy		1,514,663	10/2010	CITI	11	0	11
Buy		203,400	10/2010	RBS	2	0	2
Buy		397,332	10/2010	UBS	2	0	2
Sell	JPY	7,229	04/2010	BCLY	1	0	1
Sell		2,874	04/2010	BNP	0	0	0
Buy		7,138	04/2010	CITI	0	0	0
Sell		68,497	04/2010	CITI	14	0	14
Sell		10,089	04/2010	GSC	4	0	4
Sell		2,780	04/2010	UBS	0	0	0
Buy	KRW	6,000	07/2010	BCLY	0	0	0
Buy		11,952	07/2010	DUB	1	0	1
Buy		9,931	07/2010	MSC	0	0	0
Buy		213,439	08/2010	BCLY	9	0	9

See Accompanying Notes	Annual Report	March 31, 2010	119

Schedule of Investments  StocksPLUS® Total Return Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	23,771	08/2010	MSC	$1	$0	$1
Buy		10,690	11/2010	BCLY	0	0	0
Buy		38,984	11/2010	BOA	1	0	1
Buy		122,180	11/2010	CITI	2	0	2
Buy		11,626	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		69,227	11/2010	JPM	1	0	1
Buy		46,044	11/2010	MSC	0	0	0
Buy	MYR	243	06/2010	BCLY	4	0	4
Buy		243	06/2010	DUB	4	0	4
Buy		23	06/2010	MSC	0	0	0
Buy		342	10/2010	BCLY	4	0	4
Buy		34	10/2010	BOA	0	0	0
Buy		162	10/2010	CITI	2	0	2
Buy		36	10/2010	DUB	0	0	0
Buy	SGD	50	06/2010	CITI	0	0	0
Buy		54	09/2010	CITI	0	0	0
Buy	TWD	573	06/2010	BOA	0	0	0
Buy		673	06/2010	DUB	0	0	0
Buy		740	06/2010	MSC	0	0	0
Buy		93	10/2010	BCLY	0	0	0
Buy		275	10/2010	CITI	0	0	0

					$203	$(33)	$170

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$50,664	$0	$50,664
Municipal Bonds & Notes	0	6,777	0	6,777
U.S. Government Agencies	0	57,804	0	57,804
U.S. Treasury Obligations	0	9,670	0	9,670
Mortgage-Backed Securities	0	12,723	0	12,723
Short-Term Instruments	66,996	4,641	0	71,637
Other Investments +++	1,100	12,739	2,883	16,722

Investments, at value	$68,096	$155,018	$2,883	$225,997
Short Sales, at value	$0	$(24,122)	$0	$(24,122)
Financial Derivative Instruments ++++	$3,471	$6,799	$(9)	$10,261

Totals	$71,567	$137,695	$2,874	$212,136

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$45	$1,118	$1	$0	$(434)	$2,153	$2,883	$(434)
Financial Derivative Instruments ++++	$91	$(10)	$0	$0	$2	$(92)	$(9)	$0

Totals	$136	$1,108	$1	$0	$(432)	$2,061	$2,874	$(434)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

120	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$3	$0	$0	$0	$0	$3
Variation margin receivable^^	136	0	0	0	0	136
Unrealized appreciation on foreign currency contracts	0	203	0	0	0	203
Unrealized appreciation on swap agreements	804	0	202	5,943	0	6,949

	$943	$203	$202	$5,943	$0	$7,291

Liabilities:
Written options outstanding	$220	$17	$0	$10	$0	$247
Variation margin payable^^	0	0	0	401	0	401
Unrealized depreciation on foreign currency contracts	0	33	0	0	0	33
Unrealized depreciation on swap agreements	77	0	15	0	0	92

	$297	$50	$15	$411	$0	$773

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$118	$0	$0	$0	$0	$118
Net realized gain (loss) on futures contracts, written options and swaps	7,851	0	(2,642)	59,142	0	64,351
Net realized (loss) on foreign currency transactions	0	(72)	0	0	0	(72)

	$7,969	$(72)	$(2,642)	$59,142	$0	$64,397

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,466)	$0	$0	$0	$0	$(2,466)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,375)	2	3,646	7,673	0	9,946
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	802	0	0	0	802

	$(3,841)	$804	$3,646	$7,673	$0	$8,282

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $3,481 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	121

Schedule of Investments  StocksPLUS® TR Short Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 15.9%

American Express Bank FSB
5.500% due 04/16/2013	$1,100	$1,179
6.000% due 09/13/2017	700	752

American Express Centurion Bank
0.310% due 07/13/2010	600	600

American Express Co.
6.150% due 08/28/2017	1,700	1,837

American Express Credit Corp.
0.378% due 10/04/2010	600	600

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	2,000	1,973

American General Finance Corp.
4.625% due 09/01/2010	4,100	4,094
4.875% due 05/15/2010	700	700

American International Group, Inc.
4.700% due 10/01/2010	1,700	1,717
4.950% due 03/20/2012	3,000	3,063

BA Covered Bond Issuer
5.500% due 06/14/2012	1,000	1,068

Bank of America Corp.
0.580% due 08/15/2016	100	88
4.500% due 04/01/2015	1,400	1,413
6.500% due 08/01/2016	2,200	2,380

Bank of America N.A.
6.000% due 10/15/2036	300	278

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	300	300

Bank of Scotland PLC
0.312% due 12/08/2010	3,000	2,994
4.880% due 04/15/2011	5,500	5,736

Barclays Bank PLC
6.050% due 12/04/2017	900	929

Bear Stearns Cos. LLC
0.460% due 08/15/2011	1,300	1,301
6.400% due 10/02/2017	700	774
6.950% due 08/10/2012	4,100	4,545

C10 Capital SPV Ltd.
6.722% due 12/31/2049	200	142

CIT Group, Inc.
7.000% due 05/01/2013	22	21
7.000% due 05/01/2014	32	30
7.000% due 05/01/2015	132	124
7.000% due 05/01/2016	54	50
7.000% due 05/01/2017	75	69

Citibank N.A.
1.875% due 05/07/2012	600	608

Citigroup Capital XXI
8.300% due 12/21/2077	500	509

Citigroup Funding, Inc.
1.299% due 05/07/2010	7,000	7,006

Citigroup, Inc.
0.400% due 05/18/2010	4,500	4,500
2.125% due 04/30/2012	300	306
5.500% due 04/11/2013	6,000	6,309
5.625% due 08/27/2012	200	210
8.500% due 05/22/2019	100	117

Countrywide Financial Corp.
5.800% due 06/07/2012	2,600	2,765

Credit Agricole S.A.
8.375% due 10/29/2049	4,400	4,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
1.050% due 02/17/2015	$600	$589
6.000% due 09/01/2017	600	659

Deutsche Bank Capital Funding Trust I
2.089% due 12/29/2049	3,900	3,022

Dexia Credit Local
0.899% due 09/23/2011	1,300	1,310

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	600	621
7.375% due 02/01/2011	2,100	2,153
8.000% due 06/01/2014	400	421

Foundation Re II Ltd.
7.000% due 11/26/2010	400	397

General Electric Capital Corp.
3.000% due 12/09/2011	1,500	1,551
6.875% due 01/10/2039	1,000	1,082

GMAC, Inc.
6.000% due 04/01/2011	3,100	3,094
6.875% due 08/28/2012	600	607
8.300% due 02/12/2015	700	737

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	1,400	1,484

International Lease Finance Corp.
0.472% due 05/24/2010	900	900
4.875% due 09/01/2010	1,389	1,389

JPMorgan Chase & Co.
0.378% due 12/21/2011	2,800	2,794
5.250% due 05/01/2015	1,000	1,055

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	1,700	1,307

LBG Capital No.1 PLC
7.875% due 11/01/2020	2,500	2,262

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	3,300	776
3.005% due 07/18/2011 (a)	300	70
3.011% due 12/23/2010 (a)	200	47
5.625% due 01/24/2013 (a)	300	72

Lloyds TSB Bank PLC
5.800% due 01/13/2020	5,000	4,887

Merrill Lynch & Co., Inc.
0.450% due 02/15/2011	1,700	1,671
0.482% due 06/05/2012	1,400	1,374

Morgan Stanley
0.499% due 01/09/2012	400	396
0.501% due 01/18/2011	700	700
2.350% due 05/14/2010	1,200	1,203
5.950% due 12/28/2017	500	514
6.600% due 04/01/2012	1,000	1,085

National Australia Bank Ltd.
2.550% due 01/13/2012	2,200	2,252

Nationwide Building Society
6.250% due 02/25/2020	1,400	1,430

Nationwide Life Global Funding I
0.451% due 05/19/2010	2,400	2,396

Nomura Holdings, Inc.
6.700% due 03/04/2020	5,100	5,302

Nordea Bank AB
4.875% due 01/27/2020	3,300	3,279

Northern Rock Asset Management PLC
5.625% due 06/22/2017	2,600	2,547

Pacific LifeCorp
6.000% due 02/10/2020	300	293

Pricoa Global Funding I
1.052% due 06/04/2010	2,000	2,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Protective Life Secured Trusts
0.389% due 11/09/2010	$2,500	$2,494

Prudential Financial, Inc.
4.720% due 06/10/2013	1,000	990

Resona Bank Ltd.
5.850% due 09/29/2049	600	567

Royal Bank of Scotland Group PLC
0.531% due 10/14/2016	1,400	1,170
0.650% due 04/08/2011	2,500	2,505
4.875% due 08/25/2014	100	101

SLM Corp.
0.409% due 07/26/2010	100	99
0.457% due 03/15/2011	2,000	1,951
0.479% due 10/25/2011	1,200	1,142
0.549% due 01/27/2014	700	606
4.841% due 01/31/2014	1,000	848

Societe Generale
5.922% due 04/29/2049	500	432

Sun Life Financial Global Funding LP
0.508% due 07/06/2010	2,500	2,500

Temasek Financial I Ltd.
4.300% due 10/25/2019	500	497

Tenneco, Inc.
8.125% due 11/15/2015	200	206

TNK-BP Finance S.A.
6.125% due 03/20/2012	100	105

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	200	240

UBS AG
1.169% due 05/05/2010	1,400	1,401
1.352% due 02/23/2012	500	503

UBS Preferred Funding Trust V
6.243% due 05/29/2049	6,900	6,279

USB Capital IX
6.189% due 10/29/2049	300	260

Wachovia Corp.
0.381% due 10/15/2011	4,400	4,382
0.439% due 08/01/2013	700	680

Wells Fargo & Co.
7.980% due 03/29/2049	6,900	7,245

Wells Fargo Bank N.A.
4.750% due 02/09/2015	3,300	3,431

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	100	102

		166,388

INDUSTRIALS 1.6%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,375	1,416

AmeriGas Partners LP
7.125% due 05/20/2016	200	203

CODELCO, Inc.
7.500% due 01/15/2019	300	355

Daimler Finance North America LLC
7.750% due 01/18/2011	3,700	3,893

Eaton Vance Corp.
6.500% due 10/02/2017	600	647

Gaz Capital S.A.
6.212% due 11/22/2016	100	104
8.146% due 04/11/2018	1,000	1,133

Oracle Corp.
5.750% due 04/15/2018	500	549

122	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras International Finance Co.
7.875% due 03/15/2019	$2,200	$2,584

Petroleos Mexicanos
6.000% due 03/05/2020	1,200	1,236

Reynolds American, Inc.
0.957% due 06/15/2011	2,360	2,351

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	150	163

Union Pacific Corp.
5.700% due 08/15/2018	500	527

Vale Overseas Ltd.
5.625% due 09/15/2019	1,500	1,556

		16,717

UTILITIES 1.6%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,300	3,613

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	1,000	1,015

EDF S.A.
4.600% due 01/27/2020	3,000	2,963
5.500% due 01/26/2014	200	220
6.500% due 01/26/2019	200	225
6.950% due 01/26/2039	200	230

Telefonica Emisiones SAU
0.580% due 02/04/2013	2,000	1,958

Verizon Communications, Inc.
5.250% due 04/15/2013	300	328

Verizon Wireless Capital LLC
2.851% due 05/20/2011	2,400	2,471

Vodafone Group PLC
5.000% due 12/16/2013	3,200	3,456

		16,479

Total Corporate Bonds & Notes (Cost $191,995)		199,534

CONVERTIBLE BONDS & NOTES 0.0%

Goodrich Petroleum Corp.
3.250% due 12/01/2026	150	141

Total Convertible Bonds & Notes (Cost $128)		141

MUNICIPAL BONDS & NOTES 1.5%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	103

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	3,700	3,794

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,000	990

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	854

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (b)	1,000	991

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	600	616

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	$700	$708

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	80	68

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	800	828

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	23

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	1,000	1,010

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,300	1,476

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040	2,500	2,474

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	1,000	728

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	90	73

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	290	231

Total Municipal Bonds & Notes (Cost $16,110)		15,951

U.S. GOVERNMENT AGENCIES 14.7%

Fannie Mae
0.579% due 07/25/2037 - 09/25/2042	6,623	6,582
0.609% due 07/25/2037	7,504	7,470
0.966% due 06/25/2037	8,192	8,162
0.968% due 03/25/2040	8,184	8,178
1.989% due 09/01/2035	99	100
2.405% due 11/01/2035	29	29
2.549% due 12/01/2033	57	59
2.730% due 03/01/2035	11	11
2.871% due 10/01/2034	12	12
2.951% due 06/01/2034	407	418
3.226% due 12/01/2033	28	30
3.232% due 07/01/2035	101	105
4.828% due 06/01/2035	199	206
4.962% due 06/01/2035	215	222
5.500% due 11/01/2021 - 05/01/2040	3,737	3,949
6.000% due 10/01/2026 - 05/01/2040	68,392	72,777
6.000% due 05/01/2027 - 03/01/2036 (g)	4,762	5,082
6.500% due 05/01/2040	2,000	2,161

Freddie Mac
0.930% due 08/15/2037	11,428	11,397
0.940% due 10/15/2037	2,936	2,924
0.950% due 05/15/2037 - 09/15/2037	12,821	12,784
3.645% due 11/01/2034	88	91
4.664% due 06/01/2035	222	228
5.500% due 08/15/2030 - 04/01/2040	4,000	4,223
6.000% due 08/01/2027 - 05/01/2040	3,361	3,596

Ginnie Mae
6.000% due 07/15/2037 - 05/01/2040	1,378	1,470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.430% due 05/01/2029	$1,261	$1,303
5.520% due 06/01/2024	15	16

Total U.S. Government Agencies (Cost $152,900)		153,585

U.S. TREASURY OBLIGATIONS 11.2%

U.S. Treasury Bonds
3.500% due 02/15/2039 (g)	100	81
4.250% due 05/15/2039 (g)	2,700	2,503
4.375% due 11/15/2039 (g)	4,000	3,784
4.750% due 02/15/2037 (g)	200	203
5.375% due 02/15/2031 (g)	700	775

U.S. Treasury Notes
0.875% due 01/31/2012 (g)	62,400	62,349
0.875% due 02/29/2012	6,200	6,189
2.375% due 02/28/2015	13,400	13,311
2.750% due 11/30/2016 (g)	1,400	1,361
3.250% due 03/31/2017	15,400	15,375
3.625% due 02/15/2020 (f)(g)	10,700	10,521

Total U.S. Treasury Obligations (Cost $116,923)		116,452

MORTGAGE-BACKED SECURITIES 2.2%

American Home Mortgage Investment Trust
2.229% due 02/25/2045	26	21

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	2,900	2,618
5.739% due 05/10/2045	300	311

Banc of America Funding Corp.
3.030% due 05/25/2035	48	44
3.810% due 06/25/2034	110	103

Banc of America Mortgage Securities, Inc.
3.913% due 05/25/2033	154	137

BCRR Trust
5.858% due 07/17/2040	500	516

Bear Stearns Adjustable Rate Mortgage Trust
3.605% due 11/25/2034	293	247
4.142% due 11/25/2034	83	74
4.663% due 12/25/2035	192	172

Bear Stearns Alt-A Trust
5.158% due 09/25/2035	43	32

Chase Mortgage Finance Corp.
6.000% due 12/25/2036	1,000	824

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	83	76
4.700% due 12/25/2035	55	51

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	300	294
5.543% due 02/11/2017	3,800	3,688

Countrywide Alternative Loan Trust
0.509% due 02/25/2037	649	358

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	346	294
3.510% due 11/25/2034	196	166
5.250% due 02/20/2036	54	41

Credit Suisse First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	2	1

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	100	97

GSR Mortgage Loan Trust
2.954% due 09/25/2035	146	135
5.219% due 11/25/2035	263	242

See Accompanying Notes	Annual Report	March 31, 2010	123

Schedule of Investments  StocksPLUS® TR Short Strategy Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harborview Mortgage Loan Trust
0.319% due 01/19/2038	$200	$198
0.399% due 12/19/2036	1,398	750
0.449% due 05/19/2035	46	27

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	1,700	1,660
5.882% due 02/15/2051	100	98

JPMorgan Mortgage Trust
5.016% due 02/25/2035	78	78
5.750% due 01/25/2036	338	291
6.093% due 10/25/2036	1,466	1,236

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	14	14

Mellon Residential Funding Corp.
0.670% due 12/15/2030	401	362
0.712% due 06/15/2030	5	4

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,590	1,415
5.485% due 03/12/2051	100	92

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	142	102
3.051% due 05/25/2033	135	127

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	156	131

Morgan Stanley Capital I
5.809% due 12/12/2049	1,700	1,675

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	644	399

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035	104	49
2.781% due 02/25/2034	128	111
2.828% due 08/25/2034	190	171

Structured Asset Mortgage Investments, Inc.
0.509% due 02/25/2036	59	34

Structured Asset Securities Corp.
0.279% due 05/25/2036	130	125

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	226	221

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	702	627
5.509% due 04/15/2047	100	91

WaMu Mortgage Pass-Through Certificates
1.671% due 11/25/2042	22	16
3.328% due 10/25/2046	586	387
5.854% due 02/25/2037	2,500	1,914

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035	233	227
4.950% due 03/25/2036	233	206

Total Mortgage-Backed Securities (Cost $23,938)		23,380

ASSET-BACKED SECURITIES 1.0%

ACE Securities Corp.
0.289% due 10/25/2036	56	35

Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034	71	60

Centurion CDO VII Ltd.
0.619% due 01/30/2016	5,184	4,831

Citigroup Mortgage Loan Trust, Inc.
0.289% due 05/25/2037	291	262

Countrywide Asset-Backed Certificates
0.309% due 06/25/2037	142	137
0.709% due 12/25/2031	1	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		$500	$501

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		29	22

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		9	8

Massachusetts Educational Financing Authority
1.199% due 04/25/2038		3,048	3,041

Park Place Securities, Inc.
0.541% due 10/25/2034		176	171

SLM Student Loan Trust
0.239% due 10/27/2014		119	119
0.499% due 07/25/2013		87	87
0.549% due 01/25/2015		59	59
0.749% due 10/25/2017		1,100	1,109

Structured Asset Securities Corp.
0.279% due 10/25/2036		50	50

Total Asset-Backed Securities (Cost $10,589)			10,492

SOVEREIGN ISSUES 0.7%

Banco Nacional de Desenvolvimento Economicoe Social
5.500% due 07/12/2020		2,100	2,090

Export-Import Bank of Korea
5.875% due 01/14/2015		1,900	2,052

Korea Development Bank
4.375% due 08/10/2015		2,500	2,540

Mexico Government International Bond
6.050% due 01/11/2040		400	401

Societe Financement de l’Economie Francaise
2.375% due 03/26/2012		400	408

Total Sovereign Issues (Cost $7,266)			7,491

FOREIGN CURRENCY-DENOMINATED ISSUES 3.4%

American International Group, Inc.
4.000% due 09/20/2011	EUR	500	678
5.750% due 03/15/2067	GBP	200	200
8.625% due 05/22/2068		3,100	3,893

Barclays Bank PLC
14.000% due 11/29/2049		420	834

Canada Government Bond
2.000% due 12/01/2014	CAD	2,500	2,376
4.500% due 06/01/2015		400	424

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	558

France Treasury Notes
2.500% due 01/15/2015		1,600	2,185

General Electric Capital Corp.
5.500% due 09/15/2067		1,900	2,220

Goldman Sachs Group, Inc.
1.015% due 01/30/2017		1,200	1,471

Intesa Sanpaolo SpA
8.047% due 06/29/2049		3,700	5,160

JPMorgan Chase & Co.
0.957% due 09/26/2013		600	793

KeyCorp
0.860% due 11/22/2010		100	130

LeasePlan Corp. NV
3.125% due 02/10/2012		300	418

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	400	384

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Germany
3.250% due 01/04/2020	EUR	9,500	$13,016

SLM Corp.
0.850% due 12/15/2010		300	398
2.750% due 03/15/2011	CHF	500	470

Total Foreign Currency-Denominated Issues (Cost $34,279)			35,608

		SHARES
CONVERTIBLE PREFERRED SECURITIES 1.1%

American International Group, Inc.
8.500% due 08/01/2011		5,700	58

Motors Liquidation Co.
5.250% due 03/06/2032		24,000	208

Wells Fargo & Co.
7.500% due 12/31/2049		11,170	10,913

Total Convertible Preferred Securities (Cost $9,905)			11,179

PREFERRED STOCKS 0.1%

DG Funding Trust
2.501% due 12/31/2049		85	693

Total Preferred Stocks (Cost $904)			693

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 42.1%

COMMERCIAL PAPER 0.9%

Fannie Mae
0.185% due 06/23/2010		$2,000	1,999
0.280% due 08/03/2010		1,000	999

Federal Home Loan Bank
0.190% due 06/23/2010		1,000	1,000

Metropolitan Life Global Funding I
0.858% due 09/17/2010		5,200	5,215

			9,213

REPURCHASE AGREEMENTS 10.3%

Goldman Sachs & Co.
0.140% due 04/05/2010		28,000	28,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $28,891. Repurchase proceeds are $28,000.)

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010		46,400	46,400
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $47,338. Repurchase proceeds are $46,400.)
0.020% due 04/01/2010		33,000	33,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $33,741. Repurchase proceeds are $33,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010		762	762
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 05/06/2010 valued at $780. Repurchase proceeds are $762.)

			108,162

124	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 3.9%
0.158% due 04/22/2010 - 09/02/2010 (c)(e)(g)	$41,276	$41,258

U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
0.126% due 04/01/2010	7,000	7,000

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.3%
	27,436,826	274,725

Total Short-Term Instruments (Cost $440,359)		440,358

	SHARES	MARKET VALUE (000S)
PURCHASED OPTIONS (i) 0.0%
(Cost $70)		$25

Total Investments 97.1% (Cost $1,005,366)		$1,014,889

Written Options (j) (0.1%) (Premiums $3,574)		(1,283)

Other Assets and Liabilities (Net) 3.0%		31,644

Net Assets 100.0%		$1,045,250

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $39,800 at a weighted average interest rate of 0.025%. On March 31, 2010, securities valued at $9,538 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $86,090 and cash of $303 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	549	$228
90-Day Eurodollar June Futures	Long	06/2010	1,202	742
90-Day Eurodollar March Futures	Long	03/2011	6	10
90-Day Eurodollar September Futures	Long	09/2010	670	147
E-mini S&P 500 Index June Futures	Short	06/2010	11,227	(12,974)
Euro-Bobl June Futures	Long	06/2010	170	78
Euro-Bund 10-Year Bond June Futures	Long	06/2010	70	65
S&P 500 Index June Futures	Short	06/2010	1,232	(7,423)
U.S. Treasury 2-Year Note June Futures	Long	06/2010	670	(102)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	89	(92)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	1,844	(1,030)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	52	12
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	57	14
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	48	6

				$(20,319)

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues-Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.936%	$150	$(1)	$1	$(2)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	12/20/2013	2.291%	$500	$48	$(45)	$93
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	500	(7)	(7)	0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(8)	(7)	(1)
Brazil Government International Bond	MSC	1.950%	08/20/2016	1.391%	500	17	0	17
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	100	0	(1)	1
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	100	0	(1)	1
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.789%	10,000	24	(42)	66
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	500	1	(3)	4
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	300	0	(2)	2
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	800	(8)	(14)	6
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	800	(8)	(14)	6
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	1.314%	800	9	0	9
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	3,900	592	139	453

See Accompanying Notes	Annual Report	March 31, 2010	125

Schedule of Investments  StocksPLUS® TR Short Strategy Fund   (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	$3,700	$31	$(37)	$68
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	5	3	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	100	1	0	1
JSC Gazprom	MSC	2.480%	02/20/2013	1.765%	1,000	23	0	23
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	800	(5)	(18)	13
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	500	(3)	(11)	8
Morgan Stanley	GSC	1.000%	03/20/2011	0.950%	1,000	1	(1)	2
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,700	22	8	14
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	200	3	2	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	5,000	64	10	54

						$817	$(32)	$849

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	1,254	$20	$0	$20
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	$289	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	579	9	0	9

					$33	$0	$33

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	200	$9	$0	$9
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,000	(12)	(18)	6
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		2,000	2	3	(1)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		2,400	4	5	(1)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,700	7	8	(1)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	(2)	0	(2)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		1,800	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		800	11	0	11
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,000	22	(7)	29
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	5	0	5
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		2,800	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		12,900	5	4	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		9,500	3	1	2
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		5,000	(1)	0	(1)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		900	2	2	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		6,200	22	25	(3)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		900	1	0	1
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		1,900	5	0	5
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,000	3	3	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		500	3	3	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,200	10	10	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	200	(1)	1	(2)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		3,000	(19)	2	(21)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC	CAD	2,500	27	14	13

126	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$4,100	$108	$86	$22
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		19,800	522	415	107
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		15,600	1,141	333	808
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,900	19	0	19
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	600	74	(9)	83
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		1,900	(2)	(5)	3
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		900	(1)	(3)	2
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		43,600	1,330	156	1,174
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		8,900	272	2	270
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		5,300	162	2	160
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		1,200	19	5	14
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	15,300	15	7	8

							$3,761	$1,045	$2,716

(i)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME S&P 500 Index June Futures	$1,425.000	06/17/2010	1,847	$53	$0
Put - CBOT U.S. Treasury 2-Year Note June Futures	104.000	05/21/2010	270	5	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	92.000	05/21/2010	1,310	12	21

				$70	$25

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	155	$45	$25
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	37	42	20
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	70	28	25
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	85	34	51
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	37	69	31

				$218	$152

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$1,500	$24	$0
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,200	12	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	10,300	243	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	9	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	4,000	26	12
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	4,000	16	10
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,000	49	1
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	3,700	27	11
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	15,700	147	38
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	400	2	0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	24	0
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,200	50	1
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,100	41	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,100	74	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	39,700	276	44
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,700	40	1
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	20,100	200	49
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	36,200	142	95
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	48,000	422	260
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,100	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	47	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,100	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,400	20	4
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	55,200	333	23
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	54,000	382	18
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	18,500	87	48
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	18,500	130	100

See Accompanying Notes	Annual Report	March 31, 2010	127

Schedule of Investments  StocksPLUS® TR Short Strategy Fund   (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,000	$39	$1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	23,900	186	162

							$3,090	$883

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010	$1,600	$4	$4
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010	1,600	3	1

						$7	$5

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$10,000	$60	$1
Call - OTC USD versus JPY		94.000	04/20/2010	10,000	35	84

					$95	$85

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$13,900	$117	$115
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	6,200	47	43

						$164	$158

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	518	$19,900	EUR	500	$241
Sales	1,366	619,900		1,000	5,597
Closing Buys	(902)	(194,500)		(1,500)	(2,035)
Expirations	(598)	(13,000)		0	(229)
Exercised	0	0		0	0

Balance at 03/31/2010	384	$432,300	EUR	0	$3,574

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	828	04/2010	JPM	$16	$0	$16
Buy	BRL	4,521	04/2010	GSC	0	(39)	(39)
Sell		4,521	04/2010	HSBC	0	(10)	(10)
Buy		4,521	06/2010	HSBC	10	0	10
Sell	CAD	2,596	04/2010	JPM	0	(66)	(66)
Sell	CHF	862	05/2010	DUB	0	(2)	(2)
Buy	CNY	618	08/2010	BCLY	0	(2)	(2)
Buy		772	08/2010	DUB	0	(2)	(2)
Buy		860	08/2010	HSBC	1	0	1
Buy		13,850	08/2010	JPM	1	(10)	(9)
Buy		1,630	08/2010	MSC	1	0	1
Buy		166	11/2010	BCLY	0	0	0
Buy		272	11/2010	CITI	0	0	0
Buy		707	11/2010	DUB	0	(2)	(2)
Buy		278	11/2010	MSC	0	(1)	(1)
Sell	EUR	584	04/2010	BCLY	2	0	2
Sell		2,141	04/2010	CITI	46	0	46
Buy		542	04/2010	CSFB	0	(8)	(8)
Sell		813	04/2010	DUB	7	0	7
Sell		15,696	04/2010	GSC	252	0	252
Sell		5,760	04/2010	JPM	165	0	165
Buy		1,244	04/2010	RBC	0	(14)	(14)
Sell		484	04/2010	RBC	5	0	5
Sell	GBP	4,966	06/2010	RBS	0	(48)	(48)

128	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	610,200	10/2010	BOA	$5	$0	$5
Buy		4,242,704	10/2010	CITI	30	0	30
Buy		610,200	10/2010	RBS	5	0	5
Buy		1,291,329	10/2010	UBS	7	0	7
Buy		781,840	11/2010	BCLY	2	0	2
Buy		778,400	11/2010	CITI	2	0	2
Buy		416,085	11/2010	DUB	0	0	0
Buy		773,450	11/2010	HSBC	1	0	1
Sell	JPY	36,328	04/2010	BCLY	4	0	4
Sell		14,555	04/2010	BNP	1	0	1
Buy		36,336	04/2010	CITI	0	0	0
Sell		246,733	04/2010	CITI	38	0	38
Sell		121,791	04/2010	GSC	44	0	44
Sell		14,548	04/2010	UBS	1	0	1
Buy	KRW	51,000	07/2010	BCLY	2	0	2
Buy		102,188	07/2010	DUB	4	0	4
Buy		84,923	07/2010	MSC	3	0	3
Buy		525,926	08/2010	BCLY	21	0	21
Buy		203,274	08/2010	MSC	6	0	6
Buy		91,414	11/2010	BCLY	2	0	2
Buy		194,778	11/2010	BOA	6	0	6
Buy		468,785	11/2010	CITI	8	0	8
Buy		81,382	11/2010	DUB	1	0	1
Buy		46,920	11/2010	GSC	1	0	1
Buy		355,644	11/2010	JPM	2	(1)	1
Buy		161,154	11/2010	MSC	1	0	1
Sell	MXN	10,566	04/2010	HSBC	0	(19)	(19)
Buy		7,352	04/2010	JPM	43	0	43
Buy		3,215	04/2010	MSC	10	0	10
Buy		10,470	09/2010	HSBC	18	0	18
Buy	MYR	695	06/2010	BCLY	12	0	12
Buy		695	06/2010	DUB	12	0	12
Buy		38	06/2010	MSC	1	0	1
Buy		785	10/2010	BCLY	8	0	8
Buy		103	10/2010	BOA	1	0	1
Buy		368	10/2010	CITI	4	0	4
Buy		57	10/2010	DUB	1	0	1
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		235	06/2010	CITI	1	(1)	0
Buy		127	06/2010	DUB	1	0	1
Buy		99	06/2010	UBS	1	0	1
Buy		117	09/2010	BCLY	0	0	0
Buy		87	09/2010	CITI	0	0	0
Buy		75	09/2010	GSC	0	0	0
Buy	TWD	828	06/2010	BOA	0	0	0
Buy		972	06/2010	DUB	0	0	0
Buy		1,070	06/2010	MSC	0	0	0
Buy		134	10/2010	BCLY	0	0	0
Buy		398	10/2010	CITI	0	0	0

					$823	$(226)	$597

See Accompanying Notes	Annual Report	March 31, 2010	129

Schedule of Investments  StocksPLUS® TR Short Strategy Fund   (Cont.)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$199,534	$0	$199,534
U.S. Government Agencies	0	153,585	0	153,585
U.S. Treasury Obligations	0	116,452	0	116,452
Foreign Currency-Denominated Issues	0	35,608	0	35,608
Short-Term Instruments	274,725	165,633	0	440,358
Other Investments +++	10,971	52,857	5,524	69,352

Investments, at value	$285,696	$723,669	$5,524	$1,014,889
Financial Derivative Instruments ++++	$(20,371)	$3,124	$(162)	$(17,409)

Totals	$265,325	$726,793	$5,362	$997,480

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$4,951	$6	$0	$(284)	$851	$5,524	$(284)
Financial Derivative Instruments ++++	$34	$(170)	$0	$0	$11	$(37)	$(162)	$8

Totals	$34	$4,781	$6	$0	$(273)	$814	$5,362	$(276)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$25	$0	$0	$0	$0	$25
Variation margin receivable ^^	945	0	0	3,651	0	4,596
Unrealized appreciation on foreign currency contracts	0	823	0	0	0	823
Unrealized appreciation on swap agreements	2,752	0	883	0	0	3,635

	$3,722	$823	$883	$3,651	$0	$9,079

Liabilities:
Written options outstanding	$1,142	$85	$5	$51	$0	$1,283
Unrealized depreciation on foreign currency contracts	0	226	0	0	0	226
Unrealized depreciation on swap agreements	36	0	3	0	0	39

	$1,178	$311	$8	$51	$0	$1,548

130	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(174)	$0	$0	$(127)	$0	$(301)
Net realized gain (loss) on futures contracts, written options and swaps	14,949	34	(2,134)	(171,481)	0	(158,632)
Net realized gain on foreign currency transactions	0	784	0	0	0	784

	$14,775	$818	$(2,134)	$(171,608)	$0	$(158,149)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(1,004)	$0	$0	$(65)	$0	$(1,069)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(636)	10	3,774	(14,943)	0	(11,795)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,009	0	0	0	1,009

	$(1,640)	$1,019	$3,774	$(15,008)	$0	$(11,855)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(20,319) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	131

Consolidated Schedule of Investments  Global Multi-Asset Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (b)(c) 49.0%
Emerging Local Bond Fund	14,002,089	$145,342
Emerging Markets and Infrastructure Bond Fund	10,768,906	121,581
Global Advantage Strategy Bond Fund	15,619,839	173,068
Global Bond Fund (Unhedged)	10,738,443	101,478
StocksPLUS® Fund	43,871,088	362,814
Total Return Fund	12,115,815	133,758

Total PIMCO Funds (Cost $988,496)		1,038,041

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 10.6%

BANKING & FINANCE 6.9%

American Express Bank FSB
3.150% due 12/09/2011	$5,000	5,185

ANZ National International Ltd.
3.250% due 04/02/2012	4,100	4,247
6.200% due 07/19/2013	2,000	2,206

Bank of America Corp.
0.756% due 09/11/2012	3,150	3,103
2.100% due 04/30/2012	11,800	12,023
5.750% due 12/01/2017	1,465	1,504
7.375% due 05/15/2014	4,800	5,403

Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,465	1,695

Block Financial LLC
7.875% due 01/15/2013	1,000	1,131

Citibank N.A.
1.875% due 05/07/2012	6,800	6,892

General Electric Capital Corp.
3.000% due 12/09/2011	5,000	5,169

ING Bank NV
0.881% due 01/13/2012	5,800	5,791
2.625% due 02/09/2012	9,250	9,473
3.900% due 03/19/2014	4,000	4,202

LeasePlan Corp. NV
3.000% due 05/07/2012	7,000	7,237

Lloyds TSB Bank PLC
2.800% due 04/02/2012	8,000	8,164
12.000% due 12/29/2049	7,300	8,147

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	1,000	1,060

MBNA Corp.
7.500% due 03/15/2012	2,200	2,396

Merrill Lynch & Co., Inc.
0.482% due 06/05/2012	2,800	2,749
6.875% due 04/25/2018	5,500	5,936

New York Community Bank
3.000% due 12/16/2011	6,800	7,026

Pearson Dollar Finance PLC
6.250% due 05/06/2018	750	804

Rabobank Nederland NV
11.000% due 06/29/2049	2,200	2,839

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	10,000	10,020
1.149% due 04/23/2012	5,800	5,884

Svenska Handelsbanken AB
1.257% due 09/14/2012	4,500	4,536

Swedbank AB
2.800% due 02/10/2012	5,330	5,470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Corp.
0.439% due 08/01/2013	$1,460	$1,418

Western Corporate Federal Credit Union
1.750% due 11/02/2012	3,400	3,412

		145,122

INDUSTRIALS 3.2%

Arrow Electronics, Inc.
6.000% due 04/01/2020	1,700	1,718

Black & Decker Corp.
8.950% due 04/15/2014	500	592

CSX Corp.
6.250% due 03/15/2018	250	271

Cytec Industries, Inc.
8.950% due 07/01/2017	500	604

Daimler Finance North America LLC
5.750% due 09/08/2011	500	527

Dow Chemical Co.
2.499% due 08/08/2011	3,000	3,054
6.000% due 10/01/2012	2,300	2,505

Jones Apparel Group, Inc.
5.125% due 11/15/2014	8,200	8,210

Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014	700	718
8.875% due 07/15/2015	2,000	2,270

MeadWestvaco Corp.
7.375% due 09/01/2019	1,000	1,097

Nabors Industries, Inc.
6.150% due 02/15/2018	500	533

New Albertson’s, Inc.
7.500% due 02/15/2011	4,900	5,096

New York Times Co.
5.000% due 03/15/2015	4,000	3,645

Newell Rubbermaid, Inc.
6.250% due 04/15/2018	965	974

Office Depot, Inc.
6.250% due 08/15/2013	14,000	13,808

Pulte Homes, Inc.
5.250% due 01/15/2014	6,000	5,933

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	500	524

Rohm and Haas Co.
6.000% due 09/15/2017	1,000	1,064

RR Donnelley & Sons Co.
8.600% due 08/15/2016	1,000	1,111
11.250% due 02/01/2019	1,000	1,257

Seagate Technology HDD Holdings
6.375% due 10/01/2011	9,000	9,360

Toll Brothers Finance Corp.
6.750% due 11/01/2019	1,200	1,215

UST LLC
5.750% due 03/01/2018	1,000	990

Valero Energy Corp.
9.375% due 03/15/2019	250	298

Whirlpool Corp.
7.750% due 07/15/2016	1,000	1,097

		68,471

UTILITIES 0.5%

CenturyTel, Inc.
6.000% due 04/01/2017	1,000	1,022
6.150% due 09/15/2019	900	893

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Embarq Corp.
7.082% due 06/01/2016		$4,000	$4,362

Qwest Corp.
8.875% due 03/15/2012		4,000	4,400

			10,677

Total Corporate Bonds & Notes (Cost $213,598)			224,270

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
0.199% due 08/05/2010 (g)		7,102	7,104
6.000% due 08/01/2037		2,015	2,143

Freddie Mac
0.160% due 05/04/2011		314	314

Total U.S. Government Agencies (Cost $9,495)			9,561

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
1.000% due 07/31/2011 (g)		42	42

Total U.S. Treasury Obligations (Cost $42)			42

MORTGAGE-BACKED SECURITIES 0.1%

Merrill Lynch Countrywide Commercial Mortgage Trust
0.768% due 07/09/2021		2,800	2,447

Total Mortgage-Backed Securities (Cost $2,423)			2,447

ASSET-BACKED SECURITIES 0.0%

SLM Student Loan Trust
0.457% due 12/17/2018		179	178

Total Asset-Backed Securities (Cost $177)			178

SOVEREIGN ISSUES 0.6%

Mexico Government International Bond
5.950% due 03/19/2019		1,500	1,628
6.050% due 01/11/2040		6,500	6,516

Qatar Government International Bond
5.250% due 01/20/2020		5,000	5,215

Total Sovereign Issues (Cost $13,131)			13,359

FOREIGN CURRENCY-DENOMINATED ISSUES 4.1%

Canada Government Bond
1.500% due 06/01/2012	CAD	89,000	86,903

Total Foreign Currency-Denominated Issues (Cost $86,344)			86,903

		SHARES
EXCHANGE-TRADED FUNDS 23.5%
iShares MSCI EAFE Index Fund		1,450,600	81,234

iShares MSCI Emerging Markets Index Fund		5,688,100	239,583

PIMCO 3-7 Year U.S. Treasury Index Fund (b)		417,600	31,374
SPDR Gold Trust		1,329,718	144,873

Total Exchange-Traded Funds (Cost $459,050)			497,064

132	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.3%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
1.109% due 03/22/2011	$10,100	$10,095

COMMERCIAL PAPER 0.5%

Fannie Mae
0.110% due 04/05/2010	300	300
0.169% due 04/07/2010	1,100	1,100

Federal Home Loan Bank
0.125% due 04/05/2010	1,200	1,200
0.134% due 04/14/2010	1,900	1,900

Freddie Mac
0.132% due 04/01/2010	1,400	1,400
0.143% due 04/06/2010	300	300
0.200% due 07/14/2010	600	600
0.240% due 08/11/2010	300	300

Metropolitan Life Global Funding I
0.858% due 09/17/2010	2,900	2,908

		10,008

REPURCHASE AGREEMENTS 1.6%

Barclays Capital, Inc.
0.010% due 04/01/2010	4,500	4,500
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $4,591. Repurchase proceeds are $4,500.)
0.030% due 04/01/2010	10,000	10,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $10,241. Repurchase proceeds are $10,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets, Inc.
0.020% due 04/01/2010	$2,800	$2,800
(Dated 03/31/2010. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $2,856. Repurchase proceeds are $2,800.)

Credit Suisse Securities (USA) LLC
0.010% due 04/01/2010	1,100	1,100
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2015 valued at $1,126. Repurchase proceeds are $1,100.)

Goldman Sachs & Co.
0.140% due 04/05/2010	9,000	9,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $9,287. Repurchase proceeds are $9,000.)

JPMorgan Chase Bank N.A.
0.030% due 04/01/2010	400	400
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $409. Repurchase proceeds are $400.)

Morgan Stanley
0.030% due 04/01/2010	2,800	2,800
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $2,874. Repurchase proceeds are $2,800.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	3,233	3,233
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 - 06/17/2010 valued at $3,304. Repurchase proceeds are $3,233.)

		33,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.177% due 04/08/2010 - 09/09/2010 (a)(d)(e)	$17,420	$17,411

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 7.9%
	16,774,320	167,961

Total Short-Term Instruments (Cost $239,243)		239,308

PURCHASED OPTIONS (i) 0.0%
(Cost $13,924)		794

Total Investments 99.7% (Cost $2,025,923)		$2,111,967

Written Options (j) (0.0%) (Premiums $6,255)		(511)

Other Assets and Liabilities (Net) 0.3%		8,250

Net Assets 100.0%		$2,119,706

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each PIMCO Fund.
(d)	Securities with an aggregate market value of $659 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	Securities with an aggregate market value of $2,998 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $8,064 at a weighted average interest rate of -0.200%. On March 31, 2010, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $570 and cash of $574 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	385	$1,227
90-Day Eurodollar June Futures	Long	06/2010	85	192
U.S. Treasury 2-Year Note June Futures	Long	06/2010	521	(179)
Wheat May Futures	Long	05/2010	250	(656)
Wheat May Futures	Short	05/2010	250	721

				$1,305

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	GSC	(1.000%	)	12/20/2019	1.733%	$1,700	$95	$0	$95
Bank of America Corp.	BCLY	(1.000%	)	06/20/2014	1.098%	4,800	18	196	(178)
Black & Decker Corp.	CITI	(2.200%	)	06/20/2014	0.232%	500	(41)	0	(41)
Block Financial LLC	JPM	(1.270%	)	03/20/2013	0.745%	1,000	(16)	0	(16)

See Accompanying Notes	Annual Report	March 31, 2010	133

Consolidated Schedule of Investments  Global Multi-Asset Fund   (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CenturyTel, Inc.	JPM	(2.000%	)	06/20/2017	1.612%	$1,000	$(25)	$0	$(25)
CenturyTel, Inc.	MSC	(1.000%	)	09/20/2019	1.852%	900	57	(11)	68
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.676%	250	(12)	0	(12)
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.260%	300	5	28	(23)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.260%	200	3	17	(14)
Daimler Finance N.A. LLC	BNP	(4.100%	)	09/20/2011	0.463%	500	(27)	0	(27)
Embarq Corp.	BCLY	(1.650%	)	06/20/2016	1.300%	2,000	(40)	0	(40)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.280%	1,000	15	(16)	31
Embarq Corp.	JPM	(2.350%	)	06/20/2016	1.300%	1,000	(59)	0	(59)
Jones Apparel Group, Inc.	DUB	(1.000%	)	12/20/2014	1.401%	8,200	142	262	(120)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.826%	2,000	(490)	0	(490)
Macy’s Retail Holdings, Inc.	BNP	(5.000%	)	09/20/2014	1.617%	700	(100)	(73)	(27)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	1.064%	1,000	3	(23)	26
Merrill Lynch & Co., Inc.	BCLY	(1.000%	)	06/20/2018	1.445%	5,500	165	223	(58)
Nabors Industries, Inc.	BCLY	(2.710%	)	03/20/2018	1.484%	500	(41)	0	(41)
New Albertsons, Inc.	DUB	(1.000%	)	03/20/2011	1.899%	5,200	44	52	(8)
New York Times Co.	DUB	(5.000%	)	03/20/2015	2.081%	4,000	(531)	(358)	(173)
Newell Rubbermaid, Inc.	UBS	(1.790%	)	06/20/2018	1.420%	965	(25)	0	(25)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	3.040%	8,200	(529)	78	(607)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	3.040%	5,800	(374)	37	(411)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.695%	750	(4)	0	(4)
Pulte Homes, Inc.	DUB	(1.000%	)	03/20/2014	1.664%	6,000	146	187	(41)
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.900%	4,500	(10)	64	(74)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.440%	500	(32)	0	(32)
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.945%	1,000	(44)	0	(44)
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.190%	1,000	(157)	(92)	(65)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.405%	1,000	(77)	0	(77)
Seagate Technology HDD Holdings	DUB	(1.000%	)	12/20/2011	1.028%	9,000	2	111	(109)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.828%	1,200	75	43	32
UST, Inc.	BCLY	(0.700%	)	03/20/2018	0.287%	1,000	(30)	0	(30)
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	2.268%	250	(8)	0	(8)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.429%	1,000	33	16	17
Whirlpool Corp.	BOA	(2.980%	)	09/20/2016	1.298%	1,000	(98)	0	(98)

							$(1,967)	$741	$(2,708)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.400%	05/20/2010	0.560%		$1,500	$9	$0	$9
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.559%		5,900	20	23	(3)
Brazil Government International Bond	HSBC	1.000%	03/20/2011	0.649%		700	3	4	(1)
Brazil Government International Bond	RBS	1.000%	12/20/2010	0.559%		2,500	9	10	(1)
Brazil Government International Bond	RBS	1.000%	03/20/2011	0.649%		1,900	7	8	(1)
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%		4,400	16	21	(5)
Colombia Government International Bond	DUB	2.150%	05/20/2010	0.678%		2,000	20	0	20
Commonwealth Bank of Australia	CITI	1.000%	12/20/2014	0.354%		4,000	118	122	(4)
Egypt Government International Bond	BCLY	1.000%	03/20/2015	2.495%		1,200	(79)	(96)	17
Egypt Government International Bond	DUB	1.000%	03/20/2015	2.495%		4,100	(273)	(335)	62
Egypt Government International Bond	JPM	1.000%	03/20/2015	2.495%		1,700	(113)	(137)	24
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	1.083%		2,700	(9)	(106)	97
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.533%		27,600	133	1	132
Emirate of Abu Dhabi	MSC	1.000%	12/20/2014	1.083%		4,400	(15)	(76)	61
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%		1,465	175	0	175
Japan Government International Bond	BCLY	0.650%	12/20/2014	0.605%		3,900	9	0	9
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.607%		4,000	76	25	51
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%		5,300	100	41	59
Japan Government International Bond	GSC	0.635%	12/20/2014	0.605%		2,600	4	0	4
JSC Gazprom	GSC	1.000%	03/20/2011	1.176%		13,900	(20)	(122)	102
Korea Government Bond	CITI	1.000%	03/20/2011	0.423%		2,000	12	12	0
Korea Government Bond	DUB	1.000%	03/20/2011	0.423%		30,000	178	115	63
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.523%		12,000	45	(14)	59
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.523%		4,000	15	8	7
Mexico Government International Bond	DUB	1.000%	03/20/2011	0.583%		20,500	89	55	34
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.523%		920	9	0	9
Mexico Government International Bond	RBS	1.000%	12/20/2010	0.523%		2,500	9	4	5
Norway Government Bond	GSC	0.250%	12/20/2014	0.154%		7,800	35	32	3
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%		10,300	(22)	(21)	(1)
RSHB Capital S.A.	MSC	1.000%	12/20/2010	1.110%		10,000	(5)	(42)	37
TransCapitalInvest Ltd. for OJSC AK Transneft	GSC	1.000%	12/20/2010	1.249%		8,500	(13)	(57)	44
U.S. Treasury Notes	BCLY	0.250%	12/20/2014	0.374%	EUR	5,200	(39)	(25)	(14)
VTB Capital S.A.	BCLY	1.000%	12/20/2010	1.223%		$5,000	(7)	(82)	75

							$496	$(632)	$1,128

134	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017	$21,650	$(416)	$(465)	$49

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM	BRL	6,400	$10	$13	$(3)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		4,000	5	8	(3)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		4,700	7	10	(3)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,400	21	24	(3)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY	EUR	10,850	331	(7)	338

							$374	$48	$326

Total Return Swaps on Commodities
Pay/ Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Receive	LME Lead March Futures	$2,120.000	03/16/2011	RBS	0	$15	$0	$15

Total Return Swaps on Indices (Commodities & Equities)
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	DJUBSF3T Index	40,418	3-Month U.S. Treasury Bill rate plus a specified spread	$21,960	04/28/2010	BCLY	$82
Receive	DJUBSTR Index	29,917	3-Month U.S. Treasury Bill rate plus a specified spread	7,930	04/28/2010	BCLY	5
Receive	ENHGD84T Index	90,211	3-Month U.S. Treasury Bill rate plus a specified spread	29,750	04/28/2010	GSC	38
Receive	iShares MSCI EAFE Index	1,973,066	1-Month USD-LIBOR plus a specified spread	109,071	04/14/2010	MLP	2,270
Receive	iShares MSCI EAFE Index	243,700	3-Month USD-LIBOR less a specified spread	13,572	06/30/2010	MLP	71
Receive	DJUBSTR Index	341,645	3-Month U.S. Treasury Bill rate plus a specified spread	90,560	04/28/2010	MSC	52
Receive	MOTT3001 Index	86,012	3-Month U.S. Treasury Bill rate plus a specified spread	24,340	04/28/2010	MSC	14
Receive	MOTT3002 Index	106,963	3-Month U.S. Treasury Bill rate plus a specified spread	30,000	04/28/2010	MSC	17
Pay	SPGCILP Index	2,717	0.000%	0	04/28/2010	RBS	1

							$2,550

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps

Pay/ Receive Variance (7)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. PM	$0.068	05/06/2010		$2,500	$106	$0	$106

(7)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

See Accompanying Notes	Annual Report	March 31, 2010	135

Consolidated Schedule of Investments  Global Multi-Asset Fund   (Cont.)

(i)	Purchased options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	6	$55	$54

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$700.000	12/18/2010	735	$7,058	$291
Put - CBOE S&P 500 Index June Futures	850.000	06/19/2010	1,411	4,527	155

				$11,585	$446

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	5.000%	09/14/2018	GBP	2,000	$56	$116

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$ 12.000	06/19/2010	$ 3,565	$2,228	$178

(j)	Written options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$250.000	12/31/2011	6	$55	$56

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/18/2010	735	$4,555	$125

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-13 5-Year Index	GSC	Sell	1.600%	06/16/2010		$111,000	$255	$20
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.500%	06/16/2010	EUR	69,000	174	27

							$429	$47

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$3,565	$909	$53

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	BCLY	215.969	Maximum of ((Index Final/Index Initial - 1) - 2.500%) or $0	12/04/2010	$10,000	$32	$16
Cap - OTC CPURNSA Index	BNP	215.949	Maximum of ((Index Final/Index Initial - 1) - 5.00%) or $0	03/04/2015	4,000	68	59

						$100	$75

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	BNP	215.969	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or $0	12/14/2010	$10,000	$43	$4
Floor - OTC CPURNSA Index	BNP	215.949	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or $0	03/04/2015	4,000	56	50
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	14,400	108	101

						$207	$155

136	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

March 31, 2010

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	115	$0	EUR	0	$197
Sales	741	244,865		69,000	6,838
Closing Buys	(115)	(87,900)		0	(780)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2010	741	$156,965	EUR	69,000	$6,255

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	56,828	04/2010	JPM	$1,065	$0	$1,065
Sell	BRL	26,011	04/2010	GSC	227	0	227
Buy		26,012	04/2010	HSBC	59	0	59
Sell		26,012	06/2010	HSBC	0	(60)	(60)
Buy	CAD	44,302	04/2010	JPM	1,131	0	1,131
Sell		88,566	04/2010	RBS	0	(670)	(670)
Buy	CHF	24,668	05/2010	DUB	52	0	52
Sell	CNY	9,595	06/2010	BOA	9	0	9
Buy		66,164	06/2010	HSBC	0	(61)	(61)
Sell		17,025	06/2010	MSC	17	0	17
Buy		4,458	11/2010	BCLY	0	(9)	(9)
Buy		7,230	11/2010	CITI	0	(15)	(15)
Buy		18,646	11/2010	DUB	0	(42)	(42)
Buy		7,345	11/2010	MSC	0	(18)	(18)
Buy		9,429	01/2011	BOA	0	(13)	(13)
Buy		16,732	01/2011	MSC	0	(23)	(23)
Buy	EUR	12,754	04/2010	JPM	0	(336)	(336)
Buy		22,011	04/2010	RBC	0	(545)	(545)
Buy	GBP	38,524	06/2010	RBS	369	0	369
Buy	JPY	3,187,638	04/2010	MSC	0	(1,008)	(1,008)
Buy	SEK	48,674	05/2010	DUB	0	(96)	(96)

					$2,929	$(2,896)	$33

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$1,038,041	$0	$0	$1,038,041
Corporate Bonds & Notes	0	224,270	0	224,270
Exchange-Traded Funds	497,064	0	0	497,064
Short-Term Instruments	167,961	71,347	0	239,308
Other Investments +++	446	112,784	54	113,284

Investments, at value	$1,703,512	$408,401	$54	$2,111,967
Financial Derivative Instruments ++++	$1,180	$1,446	$(333)	$2,293

Totals	$1,704,692	$409,847	$(279)	$2,114,260

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$55	$0	$0	$(1)	$0	$54	$(1)
Financial Derivative Instruments ++++	$0	$(791)	$0	$0	$458	$0	$(333)	$458

Totals	$0	$(736)	$0	$0	$457	$0	$(279)	$457

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	137

Consolidated Schedule of Investments  Global Multi-Asset Fund   (Cont.)

+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$116	$0	$0	$624	$54	$794
Variation margin receivable ^^	127	0	0	0	47	174
Unrealized appreciation on foreign currency contracts	0	2,929	0	0	0	2,929
Unrealized appreciation on swap agreements	338	0	1,476	2,550	121	4,485

	$581	$2,929	$1,476	$3,174	$222	$8,382

Liabilities:
Written options outstanding	$230	$0	$47	$178	$56	$511
Unrealized depreciation on foreign currency contracts	0	2,896	0	0	0	2,896
Unrealized depreciation on swap agreements	12	0	3,007	0	0	3,019

	$242	$2,896	$3,054	$178	$56	$6,426

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(3,070)	$0	$(3,070)
Net realized gain (loss) on futures contracts, written options and swaps	(518)	0	902	48,865	(535)	48,714
Net realized (loss) on foreign currency transactions	0	(2,483)	0	0	0	(2,483)

	$(518)	$(2,483)	$902	$45,795	$(535)	$43,161

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$51	$0	$0	$(12,755)	$(1)	$(12,705)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	2,789	0	(1,015)	(303)	394	1,865
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	36	0	0	0	36

	$2,840	$36	$(1,015)	$(13,058)	$393	$(10,804)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,305 as reported in the Notes to Schedule of Investments.

138	PIMCO Funds	Strategic Markets Funds	See Accompanying Notes

Notes to Financial Statements

March 31, 2010

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of 14 funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a

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month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

(h) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the

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borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedules of Investments.

(f) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan

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Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

(i) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option and inflation cap, an amount equal to the premium received is

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recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the

Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or

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U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because a

Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

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significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that had exposure to Lehman Brothers Special Financing Inc., have entered into a settlement agreement and those Funds that owed money to Lehman Brothers Special Financing Inc. have paid such amounts pursuant to the terms of the settlement agreement.

6.  BASIS FOR CONSOLIDATION FOR THE PIMCO GLOBAL MULTI-ASSET FUND®

The PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Global Multi-Asset Fund

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Notes to Financial Statements  (Cont.)

(the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the

GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of March 31, 2010, net assets of the GMA Fund were approximately $2 billion, of which approximately $28 million, or approximately 1.3%, represented the GMA Fund’s ownership of all issued shares and voting rights of the GMA Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the All Asset, All Asset All Authority, EM Fundamental IndexPLUSTM TR Strategy, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUSTM and Fundamental IndexPLUSTM TR Funds. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175%, 0.20%, 0.12%, 0.12%, 0.12% and 0.12%, respectively, based on average daily net assets.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes	Class D	Class P	Class R
All Asset Fund	0.175%	(1)	0.05%	0.05%	0.40%	0.20%	0.15%	0.45%
All Asset All Authority Fund	0.20%		0.05%	N/A	0.40%	0.20%	0.15%	N/A
EM Fundamental IndexPLUSTM TR Strategy Fund	0.85%		0.40%	N/A	N/A	N/A	N/A	N/A
Fundamental Advantage Total Return Strategy Fund	0.64%		0.25%	N/A	0.40%	0.40%	N/A	N/A
Fundamental IndexPLUSTM Fund	0.45%		0.25%	0.25%	N/A	0.40%	N/A	N/A
Fundamental IndexPLUSTM TR Fund	0.54%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%		0.30%	N/A	0.45%	0.45%	N/A	N/A
Small Cap StocksPLUS® TR Fund	0.44%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
StocksPLUS® Fund	0.25%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
StocksPLUS® Long Duration Fund	0.35%		0.24%	N/A	N/A	N/A	N/A	N/A
StocksPLUS® Total Return Fund	0.39%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
StocksPLUS® TR Short Strategy Fund	0.44%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
Global Multi-Asset Fund(2)	0.90%		0.05%	N/A	0.40%	0.40%	0.15%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2010, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)	PIMCO has contractually agreed, through July 31, 2010, to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale

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of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the EM Fundamental IndexPLUSTM TR Strategy, StocksPLUS® Long Duration and Global Multi-Asset Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class P	Class R
EM Fundamental IndexPLUSTM TR Strategy Fund	1.25%	—	—	—	—	—	—
StocksPLUS® Long Duration Fund	0.59%	—	—	—	—	—	—
Global Multi-Asset Fund	0.52%	—	1.12%	1.87%	1.12%	0.62%	1.37%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
EM Fundamental IndexPLUSTM TR Strategy Fund	$26
StocksPLUS® Long Duration Fund	10
Global Multi-Asset Fund	56

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The All Asset Fund, All Asset All Authority Fund and PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)   The Underlying PIMCO Fund expenses for the All Asset Fund (the “AA Fund”) and the Global Multi-Asset Fund (the “GMA Fund”) are based upon an allocation of the AA and GMA Funds’ assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the AA and GMA Funds’ assets.

PIMCO has contractually agreed, through July 31, 2010, to reduce the AA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2010 to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly

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Notes to Financial Statements  (Cont.)

incurred by the GMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For the period ended March 31, 2010, the GMA Fund waived $2,769,926 and PIMCO recouped $2,943,585 from the AA Fund.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended March 31, 2010, the amount was $66,984.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
EM Fundamental IndexPLUSTM TR Strategy Fund	$15,375	$5,230
Fundamental Advantage Total Return Strategy Fund	122,463	123,771
Fundamental IndexPLUSTM Fund	1,458	30,504
Fundamental IndexPLUSTM TR Fund	7,533	142,613
International StocksPLUS® TR Strategy Fund (Unhedged)	1,664	5,337
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	961	11,870
Small Cap StocksPLUS® TR Fund	1,368	227,802
StocksPLUS® Fund	4,192	92,223
StocksPLUS® Long Duration Fund	4,874	3,152
StocksPLUS® Total Return Fund	3,835	19,458
StocksPLUS® TR Short Strategy Fund	57,802	10,221

The All Asset and All Asset All Authority Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the All Asset, All Asset All Authority and Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2010 (amounts in thousands):

All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$574,672	$915,429	$1,277,744	$84,917	$415,411	$48,869	$(71,263)
Convertible Fund	781,031	12,735	635,585	143,320	393,320	12,735	(41,353)
Developing Local Markets Fund	722,375	375,190	728,622	8,107	464,701	8,015	(109,312)
Diversified Income Fund	369,719	27,945	0	5,875	507,297	28,018	0
EM Fundamental IndexPLUSTM TR Strategy Fund	134,738	128,310	0	18,563	275,483	128,310	0
Emerging Local Bond Fund	1,028,914	150,923	1,063,482	28,803	292,371	28,732	(111,438)
Emerging Markets Bond Fund	552,466	35,171	440,865	31,490	227,567	18,994	(56,989)
Floating Income Fund	394,311	27,159	359,087	29,902	143,967	15,296	(42,551)
Foreign Bond Fund (Unhedged)	6,291	270	0	34	8,116	271	0
Fundamental Advantage Total Return Strategy Fund	143,248	2,218,718	1,625	(150,537)	2,275,158	185,940	(294)
Fundamental IndexPLUSTM Fund	15,772	3,247	8,770	(5,280)	15,992	3,247	(10,428)
Fundamental IndexPLUSTM TR Fund	381,863	43,497	396,858	20,197	116,393	43,497	(107,176)
Global Advantage Strategy Bond Fund	0	349,927	0	7,087	357,015	10,172	0
Global Bond Fund (Unhedged)	7,250	0	7,196	0	0	19	(1,613)
High Yield Fund	867,992	71,915	982,763	29,447	106,523	27,539	20,599
Income Fund	205,650	17,748	0	8,484	264,689	17,789	0
International StocksPLUS® TR Strategy Fund (Unhedged)	25,829	11,306	0	(19,107)	47,558	11,306	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	190,303	22,728	154,148	(16,520)	126,510	19,654	(38,608)
Investment Grade Corporate Bond Fund	1,194,700	814,795	1,007,317	160,003	1,257,988	143,321	73,472
Long Duration Total Return Fund	372,674	89,438	12,615	21,312	472,662	34,919	(71)
Long-Term Credit Fund	0	979,965	21,581	58,553	1,016,591	46,907	(345)

148	PIMCO Funds	Strategic Markets Funds

March 31, 2010

Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
Long-Term U.S. Government Fund	$6,147	$567,551	$36,924	$(19,855)	$516,173	$30,844	$109
Low Duration Fund	5,469	571,036	220,668	14,201	373,364	7,336	2,942
Real Return Asset Fund	2,325,721	1,406,572	902,893	175,022	3,060,678	138,932	(25,000)
Real Return Fund	9,942	788,589	0	39,051	837,746	27,190	0
RealEstateRealReturn Strategy Fund	111,569	6,936	149,660	17,234	48,758	6,936	(39,064)
Short-Term Fund	5,895	1,040,153	841,959	1,107	212,543	3,914	7,011
Small Cap StocksPLUS® TR Fund	338,684	36,619	310,647	18,494	108,744	36,619	5,857
StocksPLUS® Fund	6,899	271	0	(2,157)	11,822	271	0
StocksPLUS® Total Return Fund	28,606	9,087	0	(18,096)	51,913	9,087	0
Total Return Fund	490,869	1,215,044	841,633	34,740	930,438	35,396	35,107
Totals	$11,299,599	$11,938,274	$10,402,642	$724,391	$14,937,491	$1,130,075	$(510,408)

All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$86,763	$283,361	$299,989	$18,699	$102,630	$11,787	$1,774
Convertible Fund	105,481	2,223	96,385	11,999	32,160	1,049	1,185
Developing Local Markets Fund	85,170	105,750	83,777	2,544	117,379	1,234	(17,392)
Diversified Income Fund	24,398	1,844	0	626	33,477	1,844	0
EM Fundamental IndexPLUSTM TR Strategy Fund	22,087	21,033	0	3,049	45,158	21,033	0
Emerging Local Bond Fund	108,374	73,084	109,399	6,821	88,071	2,757	(14,305)
Emerging Markets Bond Fund	70,508	18,203	42,104	10,935	59,236	3,363	(5,897)
Floating Income Fund	64,402	10,297	53,638	6,480	34,423	2,506	7,579
Foreign Bond Fund (Unhedged)	7,843	337	0	(173)	10,119	337	0
Fundamental Advantage Total Return Strategy Fund	55,497	672,984	11,322	(59,816)	686,334	59,231	(2,164)
Fundamental IndexPLUSTM Fund	529	215	0	(427)	1,060	215	0
Fundamental IndexPLUSTM TR Fund	55,953	6,935	55,517	2,348	14,365	5,368	3,705
Global Advantage Strategy Bond Fund	0	86,421	0	160	86,581	1,990	0
Global Bond Fund (Unhedged)	241	0	239	0	0	1	(49)
High Yield Fund	164,817	18,920	167,513	16,491	54,159	8,594	16,094
Income Fund	41,953	3,621	0	1,377	53,997	3,621	0
Investment Grade Corporate Bond Fund	222,947	124,518	104,366	40,067	286,454	25,375	4,290
Long Duration Total Return Fund	89,117	47,889	5,955	4,546	135,543	9,271	(3)
Long-Term Credit Fund	0	239,738	0	10,160	249,898	8,312	0
Long-Term U.S. Government Fund	4,674	149,443	8,740	(5,565)	139,196	8,173	5
Low Duration Fund	749	51,407	6,748	632	46,170	274	79
Real Return Asset Fund	319,902	340,648	70,873	34,845	621,102	21,553	(2,266)
Real Return Fund	710	192,496	0	7,533	200,675	5,967	0
RealEstateRealReturn Strategy Fund	13,543	9,426	13,867	3,284	16,111	1,226	(1,676)
Short-Term Fund	1	0	0	0	1	0	0
Small Cap StocksPLUS® TR Fund	53,455	1,976	55,901	1,104	5,868	1,976	3,677
StocksPLUS® Fund	735	29	0	(352)	1,259	29	0
StocksPLUS® Total Return Fund	1,163	370	0	(764)	2,111	370	0
StocksPLUS® TR Short Strategy Fund	348	790,690	24,911	(98,042)	662,584	23,568	(5,464)
Total Return Fund	80,125	671,711	81,100	24,544	694,680	17,431	(117)
Totals	$1,681,485	$3,925,569	$1,292,344	$43,105	$4,480,801	$248,455	$(10,945)

Annual Report	March 31, 2010	149

Notes to Financial Statements  (Cont.)

Global Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
1-3 Year U.S. Treasury Index Fund	$0	$157,299	$157,206	$0	$0	$178	$(92)
3-7 Year U.S. Treasury Index Fund	0	31,502	0	(128)	31,374	201	0
CommodityRealReturn Strategy Fund®	19,956	25,957	53,218	0	0	1,102	4,464
Emerging Local Bond Fund	4,475	135,131	0	5,794	145,342	1,967	0
Emerging Markets and Infrastructure Bond Fund	0	118,415	0	3,166	121,581	2,017	0
Emerging Markets Bond Fund	6,476	43,577	53,903	0	0	1,448	4,133
Global Advantage Strategy Bond Fund	0	174,471	0	(1,403)	173,068	4,038	0
Global Bond Fund (Unhedged)	12,824	86,484	0	1,228	101,478	3,214	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	22	0	25	0	0	0	6
Investment Grade Corporate Bond Fund	4,442	5,088	10,432	0	0	181	1,003
Real Return Fund	6,953	9,816	17,570	0	0	273	1,187
RealEstateRealReturn Strategy Fund	3,483	4,459	11,281	0	0	0	2,569
Short-Term Floating NAV Portfolio	59,628	1,001,682	893,400	61	167,961	782	(1)
StocksPLUS® Fund	0	325,739	0	37,075	362,814	8,320	0
Total Return Fund	13,516	146,501	30,086	3,686	133,758	3,588	48
Totals	$131,775	$2,266,121	$1,227,121	$49,479	$1,237,376	$27,309	$13,317

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2010 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
EM Fundamental IndexPLUSTM TR Strategy Fund	$24,810	$336,369	$255,800	$(11)	$105,376	$169	$8
Fundamental Advantage Total Return Strategy Fund	33,711	1,316,313	469,800	(54)	880,208	813	39
Fundamental IndexPLUSTM Fund	12,402	157,548	141,700	0	28,262	48	12
Fundamental IndexPLUSTM TR Fund	14,233	635,175	604,400	1	45,005	75	(4)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,103	70,337	54,900	(2)	22,540	37	3
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	21,009	524,874	520,900	1	25,002	75	20
Small Cap StocksPLUS® TR Fund	238	304,574	254,500	(1)	50,324	74	13
StocksPLUS® Fund	25,014	520,430	334,800	7	210,682	330	32
StocksPLUS® Long Duration Fund	24,710	325,153	309,600	0	40,298	153	35
StocksPLUS® Total Return Fund	14,906	170,078	118,000	2	66,996	78	11
StocksPLUS® TR Short Strategy Fund	5,006	565,908	296,200	(16)	274,725	308	27

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

150	PIMCO Funds	Strategic Markets Funds

March 31, 2010

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
All Asset Fund	$0	$0	$11,938,274	$10,402,642
All Asset All Authority Fund	0	0	3,925,569	1,292,344
EM Fundamental IndexPLUSTM TR Strategy Fund	1,304,315	1,399,514	492,496	333,098
Fundamental Advantage Total Return Strategy Fund	2,901,713	2,580,114	2,629,198	790,686
Fundamental IndexPLUSTM Fund	368,686	382,196	348,332	331,717
Fundamental IndexPLUSTM TR Fund	2,764,377	3,294,471	737,794	897,088
International StocksPLUS® TR Strategy Fund (Unhedged)	216,011	234,637	119,194	101,696
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,496,465	4,833,149	591,258	685,651
Small Cap StocksPLUS® TR Fund	1,251,849	1,650,167	359,991	504,189
StocksPLUS® Fund	1,151,080	1,245,438	826,835	493,334
StocksPLUS® Long Duration Fund	1,477,979	1,436,230	534,568	386,325
StocksPLUS® Total Return Fund	1,099,870	1,174,690	254,418	209,745
StocksPLUS® TR Short Strategy Fund	1,590,218	1,423,448	1,077,486	569,478
Global Multi-Asset Fund	1,035,490	1,082,064	3,044,760	1,281,911

11.  LINE OF CREDIT

On November 24, 2008, the All Asset All Authority Fund (the “AAAA Fund”) entered into a revolving credit agreement with State Street Bank & Trust Company. Under this agreement, there is a maximum available commitment amount equal to $440 million. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2010 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. As of March 31, 2010, the AAAA Fund was paying interest at 1.790%. Interest, commitment and facility fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2010 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility and Interest Fees	Outstanding Principal as of 03/31/2010
$285,370	$285,370	$4,831	$184	$440,000

Effective April 1, 2010, the line of credit commitment was increased by $250 million raising the total commitment to $690 million. Subsequently, on April 29, 2010, the commitment amount was further increased by $75 million to a total commitment of $765 million.

Annual Report	March 31, 2010	151

Notes to Financial Statements  (Cont.)

12.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	All Asset Fund				All Asset All Authority Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	301,958	$3,468,706	260,442	$2,994,585	114,756	$1,195,982	62,191	$608,987
Class P	24,328	269,112	914	8,758	55,817	577,115	27	242
Administrative Class	5,172	59,180	4,504	50,854	0	0	0	0
Class D	15,200	173,952	10,585	123,868	27,113	282,528	10,150	96,330
Other Classes	60,656	689,281	63,380	726,592	92,310	952,235	77,087	771,585
Issued as reinvestment of distributions
Institutional Class	65,419	748,238	52,083	557,504	8,435	86,603	3,475	32,717
Class P	593	6,807	6	56	1,017	10,450	1	8
Administrative Class	909	10,400	588	6,332	0	0	0	0
Class D	1,649	18,810	1,172	12,553	1,086	11,102	312	2,912
Other Classes	10,553	119,674	8,561	90,851	6,189	63,122	3,357	31,348
Cost of shares redeemed
Institutional Class	(272,893)	(3,084,732)	(289,513)	(3,031,355)	(25,261)	(260,862)	(31,457)	(301,272)
Class P	(5,075)	(58,503)	(124)	(1,143)	(5,656)	(58,633)	0	0
Administrative Class	(2,327)	(26,445)	(7,620)	(84,391)	0	0	0	0
Class D	(8,102)	(92,102)	(18,171)	(196,090)	(6,248)	(64,560)	(7,375)	(67,413)
Other Classes	(66,013)	(728,768)	(113,160)	(1,191,665)	(42,550)	(429,677)	(41,097)	(384,010)
Net increase (decrease) resulting from Fund share transactions	132,027	$1,573,610	(26,353)	$67,309	227,008	$2,365,405	76,671	$791,434

	Fundamental IndexPLUSTM TR Fund				International StocksPLUS® TR Strategy Fund (Unhedged)
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	11,543	$72,556	139,243	$773,148	2,578	$15,868	481	$3,264
Class P	636	3,996	1	10	6	36	1	10
Administrative Class	0	0	0	0	0	0	0	0
Class D	346	2,264	476	3,473	508	3,302	178	1,665
Other Classes	3,133	22,105	972	7,613	1,291	9,109	84	641
Issued as reinvestment of distributions
Institutional Class	11,453	66,375	1,702	9,351	2,086	12,990	220	1,209
Class P	1	7	0	0	0	2	0	0
Administrative Class	1	5	0	0	1	2	0	0
Class D	241	1,374	22	120	56	345	3	16
Other Classes	1,059	6,009	30	163	218	1,343	5	21
Cost of shares redeemed
Institutional Class	(97,897)	(571,605)	(86,008)	(478,089)	(2,104)	(13,875)	(134)	(1,137)
Class P	(459)	(3,599)	0	0	(5)	(28)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	(154)	(1,010)	(1,230)	(7,238)	(161)	(1,039)	(139)	(860)
Other Classes	(2,655)	(18,366)	(2,890)	(18,920)	(399)	(2,786)	(195)	(1,596)
Net increase (decrease) resulting from Fund share transactions	(72,752)	$(419,889)	52,318	$289,631	4,075	$25,269	504	$3,233

152	PIMCO Funds	Strategic Markets Funds

March 31, 2010

EM Fundamental IndexPLUSTM TR Strategy Fund				Fundamental Advantage Total Return Strategy Fund				Fundamental IndexPLUSTM Fund
Year Ended 03/31/2010		Period from 11/26/2008 to 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

943	$14,637	17,231	$170,010	606,574	$2,947,715	37,709	$370,433	4,876	$32,640	2,519	$18,397
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	6,379	30,293	42	223	15	99	14	122
0	0	0	0	5,026	24,425	276	2,067	0	0	0	0

15,788	171,855	73	764	68,650	316,109	30,729	131,563	2,346	15,727	477	2,741
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	1	2	0	0
0	0	0	0	257	1,173	7	30	1	5	0	1
0	0	0	0	354	1,622	125	533	0	0	0	0

(825)	(12,539)	(1)	(11)	(6,852)	(32,610)	(54,314)	(477,476)	(6,094)	(39,539)	(28,761)	(185,597)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	(686)	(3,197)	(26)	(116)	(18)	(118)	(10)	(84)
0	0	0	0	(1,340)	(6,745)	(138)	(903)	0	0	0	0
15,906	$173,953	17,303	$170,763	678,362	$3,278,785	14,410	$26,354	1,127	$8,816	(25,761)	$(164,420)

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)				Small Cap StocksPLUS® TR Fund				StocksPLUS ® Fund
Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,467	$13,412	29,177	$278,893	1,611	$12,351	198,174	$1,407,255	61,218	$454,661	11,562	$80,910
0	0	0	0	265	1,785	1	10	130	943	1	10
0	0	0	0	0	0	0	0	66	490	133	1,019
6,868	63,610	182	1,413	243	1,831	28	204	1,234	9,203	382	2,564
1,513	13,835	398	3,229	2,472	19,076	493	3,530	3,136	22,637	5,287	31,676

3,245	29,467	19	200	7,919	51,029	317	2,367	1,773	14,610	2,858	22,578
0	0	0	0	3	23	0	0	1	4	0	1
0	0	0	0	0	0	0	0	8	66	63	515
1,215	10,855	0	0	49	310	0	0	20	158	41	305
313	2,761	0	0	335	2,148	0	3	299	2,355	1,196	9,076

(20,982)	(176,389)	(16,793)	(124,795)	(67,338)	(420,014)	(121,496)	(768,560)	(12,903)	(84,619)	(37,516)	(280,634)
0	0	0	0	(1)	(10)	0	0	(94)	(741)	0	0
0	0	0	0	0	0	0	0	(65)	(478)	(915)	(5,813)
(3,464)	(31,711)	(540)	(4,876)	(56)	(446)	(20)	(147)	(685)	(5,043)	(438)	(2,892)
(1,302)	(11,709)	(1,605)	(13,483)	(1,126)	(9,566)	(279)	(1,837)	(7,113)	(45,974)	(8,009)	(54,941)
(11,127)	$(85,869)	10,838	$140,581	(55,624)	$(341,483)	77,218	$642,825	47,025	$368,272	(25,355)	$(195,626)

Annual Report	March 31, 2010	153

Notes to Financial Statements  (Cont.)

	StocksPLUS ® Long Duration Fund				StocksPLUS ® Total Return Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	25,871	$173,521	28,832	$161,784	375	$2,520	3,862	$31,279
Class P	0	0	0	0	62	389	1	10
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	1,420	9,739	451	3,341
Other Classes	0	0	0	0	4,135	28,823	1,462	9,162
Issued as reinvestment of distributions
Institutional Class	5,979	46,287	259	1,672	4,107	27,436	1,809	11,207
Class P	0	0	0	0	1	6	0	1
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	301	1,995	72	437
Other Classes	0	0	0	0	797	5,237	377	2,278
Cost of shares redeemed
Institutional Class	(18,257)	(141,686)	(4,627)	(23,496)	(3,782)	(28,630)	(2,887)	(20,179)
Class P	0	0	0	0	(18)	(127)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(467)	(3,274)	(335)	(2,335)
Other Classes	0	0	0	0	(2,432)	(15,972)	(2,784)	(19,602)
Net increase (decrease) resulting from Fund share transactions	13,593	$78,122	24,464	$139,960	4,499	$28,142	2,028	$15,599

	StocksPLUS ® TR Short Strategy Fund				Global Multi-Asset Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Period from 10/29/2008 to 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	168,262	$903,720	25,297	$205,058	72,594	$793,869	21,357	$203,123
Class P	2	10	0	0	15,460	170,920	1	10
Administrative Class	0	0	0	0	0	0	0	0
Class D	31,533	159,461	10,982	96,705	11,068	121,136	1,999	18,691
Other Classes	64,734	335,156	12,515	106,001	78,556	853,385	6,719	63,171
Issued as reinvestment of distributions
Institutional Class	6,962	35,043	554	3,998	3,462	38,335	422	4,037
Class P	0	0	0	0	140	1,547	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	857	4,217	2,550	15,180	435	4,808	10	90
Other Classes	2,282	11,132	3,216	19,154	2,363	26,050	42	396
Cost of shares redeemed
Institutional Class	(16,324)	(86,426)	(44,024)	(429,829)	(11,652)	(127,869)	(1,232)	(11,437)
Class P	0	0	0	0	(874)	(9,712)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	(14,337)	(75,142)	(7,415)	(59,954)	(2,413)	(26,388)	(169)	(1,560)
Other Classes	(35,853)	(180,297)	(12,013)	(109,189)	(7,877)	(84,993)	(432)	(4,160)
Net increase (decrease) resulting from Fund share transactions	208,118	$1,106,874	(8,338)	$(152,876)	161,262	$1,761,088	28,717	$272,361

154	PIMCO Funds	Strategic Markets Funds

March 31, 2010

13.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. On July 15, 2009 the plaintiffs filed their appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

14.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CommodityRealReturn Strategy Fund® (the “CRRS Fund”) and GMA Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS and GMA Funds in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS and GMA Funds in which the IRS specifically concluded that income derived from the CRRS and GMA Funds’ investment in the Subsidiaries, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS and GMA Funds. Based on such rulings, the CRRS and GMA Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s and GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS and GMA Funds as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s and GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s and GMA Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s and GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS and GMA Funds as income for Federal income tax purposes.

To the extent the All Asset, All Asset All Authority and Global Multi-Asset Funds invest in the CRRS Fund, an Underlying PIMCO Fund, the All Asset, All Asset All Authority and Global Multi-Asset Funds may be subject to additional tax risk.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report	March 31, 2010	155

Notes to Financial Statements  (Cont.)

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)

All Asset Fund	$59,858	$0	$461,736	$0	$(2,168,716)	$0
All Asset All Authority Fund	6,970	0	(23,732)	0	(49,363)	0
EM Fundamental IndexPLUS™ TR Strategy Fund	13,271	644	10,426	(509)	0	0
Fundamental Advantage Total Return Strategy Fund	189,159	0	29,916	(1,950)	(137,568)	(208,374)
Fundamental IndexPLUS™ Fund	17,237	0	(4,341)	(250)	(32,236)	(2,959)
Fundamental IndexPLUS™ TR Fund	66,701	0	1,002	(435)	(31,041)	0
Global Multi-Asset Fund	0	0	90,406	(559)	0	(3,282)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,169	0	1,000	(45)	(361)	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	49,857	0	(7,124)	(437)	(7,426)	0
Small Cap StocksPLUS® TR Fund	6,653	0	4,051	(77)	(170,497)	0
StocksPLUS® Fund	82,805	0	(10,814)	(1,860)	(341,509)	0
StocksPLUS® Long Duration Fund	61,886	34,585	6,380	(1)	(31,135)	0
StocksPLUS® Total Return Fund	6,974	0	796	(360)	(112,915)	0
StocksPLUS® TR Short Strategy Fund	8,214	0	15,087	(859)	(124,689)	(49,712)

(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018 (5)
All Asset Fund	$0	$0	$0	$0	$158,627	$0	$398,706	$1,611,383
All Asset All Authority Fund	0	0	0	0	0	0	0	49,363
Fundamental Advantage Total Return Strategy Fund	0	0	0	0	0	0	0	137,568
Fundamental IndexPLUS™ Fund	0	0	0	0	0	0	2,263	29,973
Fundamental IndexPLUS™ TR Fund	0	0	0	0	0	0	0	31,041
International StocksPLUS® TR Strategy Fund (Unhedged)	0	0	0	0	0	0	0	361
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0	0	7,426
Small Cap StocksPLUS® TR Fund	0	0	0	0	0	0	111,398	59,099
StocksPLUS® Fund	41,082	0	0	0	0	0	269,689	30,738
StocksPLUS® Long Duration Fund	0	0	0	0	0	0	0	31,135
StocksPLUS® Total Return Fund	0	0	0	0	0	0	100,751	12,164
StocksPLUS® TR Short Strategy Fund	0	0	0	0	0	0	0	124,689

(5)

Portion of amount for Fundamental IndexPLUSTM Fund, StocksPLUS® Fund, StocksPLUS® Long Duration Fund, and StocksPLUS® TR Short Strategy Fund, represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
All Asset Fund	$14,475,754	$693,288	$(231,551)	$461,737
All Asset All Authority Fund	4,512,749	141,407	(165,139)	(23,732)
EM Fundamental IndexPLUS™ TR Strategy Fund	361,873	8,700	(428)	8,272
Fundamental Advantage Total Return Strategy Fund	3,331,931	31,863	(13,503)	18,360
Fundamental IndexPLUS™ Fund	111,425	1,510	(5,722)	(4,212)
Fundamental IndexPLUS™ TR Fund	269,070	8,137	(9,097)	(960)

156	PIMCO Funds	Strategic Markets Funds

March 31, 2010

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Global Multi-Asset Fund	$2,026,015	$100,693	$(14,741)	$85,952
International StocksPLUS® TR Strategy Fund (Unhedged)	80,446	2,319	(1,606)	713
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	266,104	6,783	(14,556)	(7,773)
Small Cap StocksPLUS® TR Fund	176,139	4,056	(1,718)	2,338
StocksPLUS® Fund	787,373	8,088	(20,684)	(12,596)
StocksPLUS® Long Duration Fund	474,568	12,755	(7,603)	5,152
StocksPLUS® Total Return Fund	226,581	6,378	(6,962)	(584)
StocksPLUS® TR Short Strategy Fund	1,005,683	16,034	(6,828)	9,206

(6)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

		March 31, 2010			March 31, 2009
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
All Asset Fund	$1,035,856	$0	$0	$754,365	$0	$0
All Asset All Authority Fund	222,176	0	0	70,160	16,426	0
EM Fundamental IndexPLUS™ TR Strategy Fund	172,014	0	0	764	0	0
Fundamental Advantage Total Return Strategy Fund	277,447	42,089	0	991	131,135	0
Fundamental IndexPLUS™ Fund	19,294	0	0	0	0	2,956
Fundamental IndexPLUS™ TR Fund	97,206	0	0	0	5,812	4,246
Global Multi-Asset Fund	74,421	10,324	0	4,926	0	0
International StocksPLUS® TR Strategy Fund (Unhedged)	16,520	0	0	0	465	974
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	38,706	6,191	0	0	200	0
Small Cap StocksPLUS® TR Fund	53,795	0	0	626	0	1,745
StocksPLUS® Fund	17,937	0	0	36,588	0	176
StocksPLUS® Long Duration Fund	16,694	29,593	0	1,672	0	0
StocksPLUS® Total Return Fund	35,981	0	0	12,942	0	1,541
StocksPLUS® TR Short Strategy Fund	38,471	13,118	0	5,467	44,451	0

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15.  SUBSEQUENT EVENTS

Effective April 1, 2010, the minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The investment adviser has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Annual Report	March 31, 2010	157

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Class P, Administrative and Class D Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional, Class P, Administrative and Class D shares present fairly, in all material respects, the financial position of the All Asset Fund, All Asset All Authority Fund, EM Fundamental IndexPLUS® TR Strategy Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund, Fundamental IndexPLUS® TR Fund, Global Multi-Asset Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy Fund (Unhedged), Small Cap StocksPLUS® TR Fund, StocksPLUS® Fund, StocksPLUS® Long Duration Fund, StocksPLUS® Total Return Fund, and StocksPLUS® TR Short Strategy Fund, fourteen of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cash flows for the Fundamental IndexPLUS™ TR Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR Fund, StocksPLUS® Total Return Fund for the year ended and the financial highlights of the Funds for the Institutional, Class P, Administrative and Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for the Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

158	PIMCO Funds	Strategic Markets Funds

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJUBS	Dow Jones-UBS Commodity Index	eRAFI	enhanced Research Affiliates Fundamental Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	eRAFI EM	eRAFI Emerging Markets Index
CDX.HY	Credit Derivatives Index - High Yield	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	ENHGD84T	Dow Jones-AIG E84 Total Return	MOTT3002	Modified Dow Jones-UBS Commodity IndexSM Total Return

Municipal Bond or Agency Abbreviations:
FSA	Financial Security Assurance, Inc.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
ALT	Alternate Loan Trust	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate

Annual Report	March 31, 2010	159

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
All Asset Fund	1.46%	1.46%	$731,697	$0
All Asset All Authority Fund	0.82%	0.82%	166,431	0
EM Fundamental IndexPLUS™ TR Strategy Fund	0.04%	0.04%	9,092	7,142
Fundamental Advantage Total Return Strategy Fund	0.05%	0.05%	22,740	0
Fundamental IndexPLUS™ Fund	0.00%	0.00%	1,547	0
Fundamental IndexPLUS™ TR Fund	0.53%	0.53%	15,525	0
Global Multi-Asset Fund	0.46%	0.46%	29,323	10,642
International StocksPLUS® TR Strategy Fund (Unhedged)	0.00%	0.00%	1,849	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	13,014	0
Small Cap StocksPLUS® TR Fund	0.03%	0.03%	6,642	0
StocksPLUS® Fund	4.27%	4.27%	8,135	0
StocksPLUS® Long Duration Fund	0.36%	0.36%	13,738	0
StocksPLUS® Total Return Fund	0.57%	0.57%	6,918	0
StocksPLUS® TR Short Strategy Fund	0.79%	0.79%	8,225	27,080

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

160	PIMCO Funds	Strategic Markets Funds

Management of the Trust

(Unaudited)

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

Annual Report	March 31, 2010	161

Management of the Trust  (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

162	PIMCO Funds	Strategic Markets Funds

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	March 31, 2010	163

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI26780 AR 033110

PIMCO Funds

Annual Report

MARCH 31, 2010

Asset Allocation, Real Return Strategy & Equity-Related Funds

Share Classes

ASSET ALLOCATION

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO Global Multi-Asset Fund

REAL RETURN STRATEGY

PIMCO CommodityRealReturn Strategy Fund®

PIMCO RealEstateRealReturn Strategy Fund

EQUITY-RELATED

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS™ TR Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO StocksPLUS® TR Short Strategy Fund

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

Chairman’s Letter		4
Important Information About the Funds		6
Benchmark Descriptions		21
Financial Highlights		116
Statements of Assets and Liabilities		126
Consolidated Statements of Assets and Liabilities		128
Statements of Operations		129
Consolidated Statements of Operations		131
Statements of Changes in Net Assets		132
Consolidated Statements of Changes in Net Assets		135
Statements of Cash Flows		136
Consolidated Statement of Cash Flows		137
Notes to Financial Statements		138
Report of Independent Registered Public Accounting Firm		159
Glossary		160
Federal Income Tax Information		161
Management of the Trust		162
Privacy Policy		164

FUND	Fund Summary	Schedule of Investments

All Asset Fund	8	23
All Asset All Authority Fund	9	24
Fundamental Advantage Total Return Strategy Fund	10	26
Fundamental IndexPLUS™ TR Fund	11	35
International StocksPLUS® TR Strategy Fund (Unhedged)	12	43
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	13	50
RealEstateRealReturn Strategy Fund	14	57
Small Cap StocksPLUS® TR Fund	15	63
StocksPLUS® Fund	16	70
StocksPLUS® Total Return Fund	17	78
StocksPLUS® TR Short Strategy Fund	18	86
CommodityRealReturn Strategy Fund®	19	96
Global Multi-Asset Fund	20	108

Annual Report	March 31, 2010	3

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

•

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

•

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

•

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

•

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

•

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

4	PIMCO Funds

•

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

•

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

•

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your financial advisor, or call Allianz Global Investors at 1-800-426-0107. We also invite you to visit www.allianzinvestors.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	5

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, commodity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York state-specific risk, municipal project specific risk, short sale risk, tax risk, subsidiary risk, allocation risk and underlying PIMCO fund risks. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The All Asset and All Asset All Authority Funds invest in a portfolio of mutual funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in this Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes, which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities. StocksPLUS® TR Short Strategy Fund will generally realize gains only when the price of the S&P 500 Index is declining. The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B, C or R) is the Fund’s oldest share class. The oldest share class for the following Funds is the Institutional share class, and class A, B and C shares were first offered in (month/year): StocksPLUS® Fund (1/97), CommodityRealReturn Strategy Fund® (11/02), All Asset Fund (4/03), StocksPLUS® Total Return Fund (7/03), All Asset All Authority Fund (A&C Shares 7/05), Small Cap StocksPLUS® TR Fund (A&C Shares 7/06), StocksPLUS® TR Short Strategy Fund (A&C Shares 7/06) and Fundamental Advantage Total Return Strategy Fund (A&C Shares 7/08). The R shares for each Fund were first offered in (12/02) except All Asset Fund (1/06), Global Multi-Asset Fund (1/09) and CommodityRealReturn Strategy Fund® (3/10). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A Shares are subject to an initial sales charge. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) which declines from either 3.5% in the first year to 0% at the end of the fifth year or 5% in the first year to 0% at the end of the sixth year, depending on the fund and when the shares were purchased. Class C Shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A Shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Returns charts assume the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The charts and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and

6	PIMCO Funds

expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, from October 1, 2009 to March 31, 2010, with the exception of the Class R Shares of the CommodityRealReturn Strategy Fund®, which is from March 12, 2010 (the date that the Class commenced operations) to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	7

PIMCO All Asset Fund

Class A:	PASAX
Class B:	PASBX
Class C:	PASCX
Class R:	PATRX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds).

•

Allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•	Exposure to investment-grade credit, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•	Modest exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•

Exposure to emerging market currencies and local currency-denominated emerging market bonds, through the PIMCO Developing Local Markets Fund and the PIMCO Emerging Local Bond Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the period.

•

Modest exposure to equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund and the PIMCO Fundamental IndexPLUS™ Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the period.

•

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund added to performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Class A	28.80%	4.81%	7.99%
PIMCO All Asset Fund Class A (adjusted)	23.97%	4.01%	7.45%
PIMCO All Asset Fund Class B	27.82%	4.04%	7.18%
PIMCO All Asset Fund Class B (adjusted)	24.32%	3.96%	7.18%
PIMCO All Asset Fund Class C (adjusted)	26.83%	4.02%	7.18%
PIMCO All Asset Fund Class R	28.44%	4.52%	7.69%
Barclays Capital U.S. TIPS: 1-10 Year Index	6.69%	5.08%	5.78%
Consumer Price Index + 500 Basis Points	7.54%	7.63%	7.73%
Lipper Flexible Portfolio Funds Average	31.87%	3.60%	6.49%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 3.50% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.665% for Class A shares, 2.415% for Class B shares, 2.415% for Class C shares, and 1.965% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

PIMCO Funds Allocation‡

Real Return Asset Fund	20.5%
Fundamental Advantage Total Return Strategy Fund	15.3%
Investment Grade Corporate Bond Fund	8.4%
Long-Term Credit Fund	6.8%
Total Return Fund	6.2%
Real Return Fund	5.6%
Other	37.2%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,046.51	$1,042.63	$1,042.17	$1,045.17	$1,020.64	$1,016.90	$1,016.90	$1,019.15
Expenses Paid During Period†	$4.39	$8.20	$8.20	$5.91	$4.33	$8.10	$8.10	$5.84

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.855% for Class A, 1.605% for Class B, 1.605% for Class C, and 1.155% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon allocation of the Fund’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Fund. The Underlying PIMCO Fund expenses attributable to management fees are currently capped at 0.64% of the total assets invested in Underlying PIMCO Funds. The annualized expense ratio of 0.855% for Class A, 1.605% for Class B, 1.605% for Class C, and 1.155% for Class R reflects net annualized expenses after application of an expense recoupment for 0.03%.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

8	PIMCO Funds

PIMCO All Asset All Authority Fund

Class A:	PAUAX
Class C:	PAUCX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds).

•

Allocations to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•	Exposure to investment-grade credit, through the PIMCO Investment Grade Corporate Bond Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•	Modest exposure to commodities, achieved through the PIMCO CommodityRealReturn Strategy Fund®, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•

Exposure to emerging market currencies and local currency-denominated emerging market bonds, through the PIMCO Developing Local Markets Fund and the PIMCO Emerging Local Bond Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the period.

•

Holdings in the PIMCO Fundamental Advantage Total Return Fund benefited performance. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI 1000 Index and short equity exposure via the S&P 500 Index with actively managed fixed income collateral, posted positive returns for the period.

•	Exposure to emerging market equity strategies, through the PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund, benefited performance as the Underlying PIMCO Fund posted positive returns for the period.

•	An allocation to the PIMCO StocksPLUS® TR Short Strategy Fund detracted from performance as the Underlying PIMCO Fund posted negative returns for the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Class A	23.29%	6.14%	7.01%
PIMCO All Asset All Authority Fund Class A (adjusted)	18.66%	5.33%	6.37%
PIMCO All Asset All Authority Fund Class C (adjusted)	21.28%	5.34%	6.20%
S&P 500 Index	49.77%	1.92%	3.76%
Consumer Price Index + 650 Basis Points	9.15%	9.24%	9.42%
Lipper Flexible Portfolio Funds Average	31.87%	3.60%	5.04%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.14% and 2.89% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

PIMCO Funds Allocation‡

Total Return Fund	15.5%
Fundamental Advantage Total Return Strategy Fund	15.3%
StocksPLUS® TR Short Strategy Fund	14.8%
Real Return Asset Fund	13.8%
Investment Grade Corporate Bond Fund	6.4%
Long-Term Credit Fund	5.5%
Other	28.7%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,028.74	$1,024.58	$1,019.75	$1,016.01
Expenses Paid During Period†	$5.26	$9.04	$5.24	$9.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Class A and 1.79% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon allocation of the Fund’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Fund. The Underlying PIMCO Fund expenses attributable to management fees indirectly borne by the Fund are currently capped at 0.69% of total assets invested in Underlying PIMCO Funds.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example

Annual Report	March 31, 2010	9

PIMCO Fundamental Advantage Total Return Strategy Fund

Class A:	PTFAX
Class C:	PTRCX

Portfolio Insights

•

The Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity fixed-income instruments.

•	The Fund’s long-short domestic equity exposure added to returns as the Enhanced RAFI® 1000 outperformed the S&P 500 Index over the period.

•	Within the fixed income portfolio backing the equity derivatives, a yield advantage provided a source of incremental income for the Fund, which was beneficial to performance.

•	Positive duration positioning (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries.

•	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Total Return Strategy Fund Class A	25.95%	9.61%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A (adjusted)	21.23%	10.97%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C (adjusted)	24.14%	13.31%
3 Month USD LIBOR Index	0.59%	1.77%
Lipper Equity Market Neutral Funds Average	8.09%	-1.06%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. The Fund’s gross expense ratios are 2.89% and 3.43% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Short-Term Instruments	49.1%
Corporate Bonds & Notes	22.7%
U.S. Government Agencies	10.7%
U.S. Treasury Obligations	5.5%
Mortgage-Backed Securities	2.9%
Other	9.1%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,030.28	$1,027.71	$1,018.50	$1,014.76
Expenses Paid During Period†	$6.53	$10.31	$6.49	$10.25

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.29% for Class A and 2.04% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

10	PIMCO Funds

PIMCO Fundamental IndexPLUSTM TR Fund

Class A:	PIXAX
Class C:	PIXCX

Portfolio Insights

•

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index, backed by a portfolio of short and intermediate maturity fixed-income instruments.

•	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the Enhanced RAFI® 1000 Index increased over the period.

•	Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance.

•	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries.

•	Allocations to non-Agency mortgages added to performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS™ TR Fund Class A	106.17%	5.22%
PIMCO Fundamental IndexPLUS™ TR Fund Class A (adjusted)	98.44%	4.37%
PIMCO Fundamental IndexPLUS™ TR Fund Class C (adjusted)	103.72%	4.49%
FTSE RAFI® 1000 Index	79.66%	3.94%
S&P 500 Index	49.77%	1.73%
Lipper Specialty Diversified Equity Funds Average	40.73%	1.88%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. The Fund’s gross expense ratios are 2.07% and 2.79% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 has a Patent Pending by Research Affiliates, LLC; Publ. No. US-2005-0171884-A1.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

U.S. Government Agencies	30.6%
Corporate Bonds & Notes	25.5%
Short-Term Instruments	18.3%
Mortgage-Backed Securities	10.7%
Foreign Currency-Denominated Issues	5.9%
Other	9.0%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,195.58	$1,192.09	$1,018.85	$1,015.11
Expenses Paid During Period†	$6.68	$10.77	$6.14	$9.90

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.22% for Class A and 1.97% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	11

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Class A:	PPUAX
Class C:	PPUCX

Portfolio Insights

•

The Fund seeks to exceed the total return of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments.

•	The Fund’s exposure to international equity markets through equity index derivatives added to absolute performance as the MSCI EAFE Net Dividend Index (USD Unhedged) increased over the period.

•

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

•	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

•	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	Fund Inception (11/30/06)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A	83.63%	-0.76%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A (adjusted)	76.67%	-1.90%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C (adjusted)	80.99%	-1.53%
MSCI EAFE Net Dividend Index (USD Unhedged)	54.44%	-4.33%
Lipper International Multi-Cap Core Funds Average	55.17%	-3.53%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.10% and 2.88% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Short-Term Instruments	34.2%
Corporate Bonds & Notes	24.9%
U.S. Government Agencies	18.0%
U.S. Treasury Obligations	9.4%
Mortgage-Backed Securities	4.9%
Other	8.6%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,074.52	$1,070.69	$1,019.75	$1,016.01
Expenses Paid During Period†	$5.38	$9.24	$5.24	$9.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Class A and 1.79% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

12	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Class A:	PIPAX
Class B:	PIPBX
Class C:	PIPCX

Portfolio Insights

•

The Fund seeks to exceed the total return of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments.

•

Portfolios managed to a U.S. dollar hedged benchmark are primarily hedged to the U.S. dollar. On a total return basis, portfolios that are hedged to the U.S. dollar generally underperformed unhedged portfolios over the period, as the U.S. dollar underperformed most major currencies over the period.

•	The Fund’s exposure to international equity markets through equity index derivatives added to absolute performance as the MSCI EAFE Net Dividend Index (USD Hedged) increased over the period.

•

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

•	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities for most of the period added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

•	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A	76.37%	7.60%	9.07%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	66.67%	6.39%	8.11%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B	75.05%	6.82%	8.27%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	70.05%	6.55%	8.27%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	74.03%	6.84%	8.29%
MSCI EAFE Net Dividend Hedged USD Index	44.82%	4.36%	6.42%	*
Lipper International Multi-Cap Core Funds Average	55.17%	4.55%	7.62%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.750% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.96% for Class A shares, 3.73% for Class B and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

U.S. Treasury Obligations	24.8%
Corporate Bonds & Notes	20.9%
U.S. Government Agencies	16.9%
Mortgage-Backed Securities	10.8%
Short-Term Instruments	10.6%
Foreign Currency-Denominated Issues	9.1%
Other	6.9%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,121.88	$1,117.52	$1,118.04	$1,019.20	$1,015.46	$1,015.46
Expenses Paid During Period†	$6.08	$10.03	$10.03	$5.79	$9.55	$9.55

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.15% for Class A, 1.90% for Class B, and 1.90% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	13

PIMCO RealEstateRealReturn Strategy Fund

Class A:	PETAX
Class B:	PETBX
Class C:	PETCX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as TIPS outperformed the one-month LIBOR financing rate that is assumed in real estate investment trust (“REIT”) index-linked derivatives.

•	A curve-steepening bias in the U.S. benefited performance as the thirty-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield over the period.

•	Exposure to U.S. corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased over the period.

•	An emphasis on Japanese inflation-linked bonds between April 2009 and October 2009 benefited performance as the ten-year Japanese real yield declined.

•	An above-index nominal U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose over the period.

•	A below-index European real duration detracted from performance as the ten-year European real yield declined over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Class A	143.69%	4.01%	8.95%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	130.29%	2.84%	8.00%
PIMCO RealEstateRealReturn Strategy Fund Class B	142.66%	3.22%	8.13%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	137.66%	3.06%	8.13%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	141.61%	3.22%	8.12%
Dow Jones U.S. Select REIT Total Return Index	113.55%	3.34%	7.26%	*
Lipper Real Estate Funds Average	105.02%	2.54%	6.53%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.30% for Class A shares and 2.06% for Class B and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

U.S. Treasury Obligations	78.0%
Short-Term Instruments	8.3%
Corporate Bonds & Notes	7.0%
Mortgage-Backed Securities	2.8%
Foreign Currency-Denominated Issues	2.3%
Other	1.6%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,242.83	$1,238.31	$1,238.04	$1,018.95	$1,015.21	$1,015.21
Expenses Paid During Period†	$6.71	$10.88	$10.88	$6.04	$9.80	$9.80

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.20% for Class A, 1.95% for Class B, and 1.95% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

14	PIMCO Funds

PIMCO Small Cap StocksPLUS® TR Fund

Class A:	PCKAX
Class C:	PCKCX

Portfolio Insights

•

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO.

•	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the Russell 2000® Index increased over the period.

•

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

•	Positive duration (or sensitivity to market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

•	Allocations to non-Agency mortgages benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® TR Fund Class A	94.12%	3.87%
PIMCO Small Cap StocksPLUS® TR Fund Class A (adjusted)	86.84%	2.88%
PIMCO Small Cap StocksPLUS® TR Fund Class C (adjusted)	91.51%	3.01%
Russell 2000® Index	62.75%	-1.61%
Lipper Specialty Diversified Equity Funds Average	40.73%	1.41%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.48% and 2.32% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Short-Term Instruments	36.9%
U.S. Government Agencies	29.8%
Corporate Bonds & Notes	23.5%
Foreign Currency-Denominated Issues	3.2%
U.S. Treasury Obligations	1.8%
Other	4.8%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,170.54	$1,164.30	$1,019.50	$1,015.76
Expenses Paid During Period†	$5.90	$9.93	$5.49	$9.25

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.09% for Class A and 1.84% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	15

PIMCO StocksPLUS® Fund

Class A:	PSPAX
Class B:	PSPBX
Class C:	PSPCX
Class R:	PSPRX

Portfolio Insights

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments.

•	The Fund’s exposure to domestic equity markets through equity index derivatives benefited absolute performance as the S&P 500 Index increased over the period.

•

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

•	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the two-year U.S. Treasury increased over the period.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

•	Allocations to non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Class A	70.93%	0.95%	-0.94%	7.85%
PIMCO StocksPLUS® Fund Class A (adjusted)	65.81%	0.34%	-1.24%	7.66%
PIMCO StocksPLUS® Fund Class B	69.42%	0.20%	-1.45%	7.52%
PIMCO StocksPLUS® Fund Class B (adjusted)	64.42%	-0.14%	-1.45%	7.52%
PIMCO StocksPLUS® Fund Class C (adjusted)	68.98%	0.44%	-1.43%	7.32%
PIMCO StocksPLUS® Fund Class R	70.35%	0.70%	-1.14%	7.63%
S&P 500 Index	49.77%	1.92%	-0.65%	8.01%	*
Lipper Large-Cap Core Funds Average	48.45%	1.85%	-0.13%	7.48%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/93.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.52% for Class A shares, 2.25% for Class B shares, 2.02% for Class C shares, and 1.76% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Short-Term Instruments	44.5%
U.S. Government Agencies	26.6%
Corporate Bonds & Notes	12.4%
Mortgage-Backed Securities	4.4%
U.S. Treasury Obligations	3.4%
Other	8.7%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,145.13	$1,140.86	$1,141.30	$1,143.50	$1,020.39	$1,016.65	$1,017.90	$1,019.15
Expenses Paid During Period†	$4.87	$8.86	$7.53	$6.20	$4.58	$8.35	$7.09	$5.84

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.91% for Class A, 1.66% for Class B, 1.41% for Class C, and 1.16% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

16	PIMCO Funds

PIMCO StocksPLUS® Total Return Fund

Class A:	PTOAX
Class B:	PTOBX
Class C:	PSOCX

Portfolio Insights

•	The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments.

•	The Fund’s exposure to domestic equity markets through equity index derivatives added to absolute performance as the S&P 500 Index increased over the period.

•

Within the fixed income portfolio backing the equity derivatives, a yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance over the period.

•	Positive duration (or sensitivity to changes in market interest rates) detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

•	Allocations to non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Total Return Fund Class A	80.58%	2.63%	5.71%
PIMCO StocksPLUS® Total Return Fund Class A (adjusted)	73.80%	1.84%	5.19%
PIMCO StocksPLUS® Total Return Fund Class B	79.64%	1.91%	4.91%
PIMCO StocksPLUS® Total Return Fund Class B (adjusted)	76.14%	1.85%	4.91%
PIMCO StocksPLUS® Total Return Fund Class C (adjusted)	78.47%	1.89%	4.91%
S&P 500 Index	49.77%	1.92%	4.22%	*
Lipper Large-Cap Core Funds Average	48.45%	1.85%	3.92%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 3.50% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.97% for Class A shares, 3.75% for Class B shares, and 3.74% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Short-Term Instruments	31.7%
U.S. Government Agencies	25.6%
Corporate Bonds & Notes	22.4%
Mortgage-Backed Securities	5.6%
U.S. Treasury Obligations	4.3%
Other	10.4%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,167.73	$1,164.84	$1,164.62	$1,019.75	$1,016.01	$1,016.01
Expenses Paid During Period†	$5.62	$9.66	$9.66	$5.24	$9.00	$9.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Class A, 1.79% for Class B, and 1.79% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	17

PIMCO StocksPLUS® TR Short Strategy Fund

Class A:	PSSAX
Class C:	PSSCX

Portfolio Insights

•

The Fund seeks total return through the implementation of short investment positions on the S&P 500 (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of fixed-income instruments, such that the Fund’s net asset value is generally expected to vary inversely to the value of the Index, subject to certain limitations.

•	The Fund’s short exposure to domestic equity markets through equity index derivatives detracted from absolute performance as the S&P 500 Index increased over the period.

•

Within the fixed income portfolio backing the equity derivatives, a yield advantage as well as the receipt of a LIBOR-based financing rate provided two sources of incremental income for the Fund, which benefited performance over the period.

•	Positive duration detracted from returns as the yield on the ten-year U.S. Treasury increased over the period.

•	Allocations to investment-grade bonds added to returns as these securities outperformed like-duration U.S. Treasuries over the period.

•	Exposure to Agency mortgage-backed securities (“MBS”) added to returns as fixed-rate Agency mortgages outperformed like-duration U.S. Treasuries over the period.

•	Allocations to non-Agency MBS benefited performance as these securities generally experienced positive price returns over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® TR Short Strategy Fund Class A	-26.10%	3.38%	2.93%
PIMCO StocksPLUS® TR Short Strategy Fund Class A (adjusted)	-28.87%	2.59%	2.34%
PIMCO StocksPLUS® TR Short Strategy Fund Class C (adjusted)	-27.30%	2.58%	2.14%
S&P 500 Index	49.77%	1.92%	4.61%	*
Inverse of S&P 500 Index**	-35.27%	-4.44%	-6.47%	*
Lipper Dedicated Short Bias Funds Average	-46.94%	-10.41%	-11.65%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/03.

** Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index and retained the Inverse of S&P 500 Index as its secondary benchmark. This change was made to facilitate a comparison of the Fund’s performance to the S&P 500 Index.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.09% and 2.97% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

The out performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Short-Term Instruments	43.4%
Corporate Bonds & Notes	19.7%
U.S. Government Agencies	15.1%
U.S. Treasury Obligations	11.5%
Foreign Currency-Denominated Issues	3.5%
Other	6.8%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$912.89	$908.65	$1,019.50	$1,015.76
Expenses Paid During Period†	$5.20	$8.76	$5.49	$9.25

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.09% for Class A and 1.84% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

18	PIMCO Funds

PIMCO CommodityRealReturn Strategy Fund®

Class A:	PCRAX
Class B:	PCRBX
Class C:	PCRCX
Class R:	PCSRX

Portfolio Insights

•

The Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as TIPS outperformed the U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

•	A curve-steepening bias in the U.S. benefited performance as the thirty-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield for the period.

•	Exposure to U.S. corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased for the period.

•	An emphasis on Japanese inflation-linked bonds between April 2009 and November 2009 benefited performance as the ten-year Japanese real yield declined for the period.

•	An above-index nominal U.S. duration position (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose for the period.

•	A below-index exposure to European real duration detracted from performance as the ten-year European real yields declined for the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Class A	35.92%	-0.54%	9.39%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	28.44%	-1.66%	8.60%
PIMCO CommodityRealReturn Strategy Fund® Class B	34.76%	-1.32%	8.57%
PIMCO CommodityRealReturn Strategy Fund® Class B (adjusted)	29.76%	-1.51%	8.57%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	33.89%	-1.28%	8.59%
PIMCO CommodityRealReturn Strategy Fund® Class R	35.20%	-1.12%	8.73%
Dow Jones-UBS Commodity Index Total Return	20.53%	-1.36%	6.08%	*
Lipper Commodities Funds Average	28.26%	-3.00%	3.32%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 1.69% for Class A shares, 2.44% for Class B shares, 2.44% for Class C shares, and 1.94% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

U.S. Treasury Obligations	75.2%
Short-Term Instruments	10.0%
Corporate Bonds & Notes	7.6%
Foreign Currency-Denominated Issues	3.0%
Mortgage-Backed Securities	2.2%
Other	2.0%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance				Hypothetical Performance‡
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,079.11	$1,074.70	$1,075.20	$995.79	$1,018.65	$1,014.91	$1,014.91	$1,017.45
Expenses Paid During Period†	$6.53	$10.40	$10.40	$0.78	$6.34	$10.10	$10.10	$7.54

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, and 1.50% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for Class A, Class B, and Class C (to reflect the one-half year period) and 20/365 for Class R (to reflect the period from inception date of 03/12/10 for Class R Shares). The Fund’s Class R hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

‡ Hypothetical performance reflects a beginning account value as of 10/01/09.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	19

PIMCO Global Multi-Asset Fund

Class A:	PGMAX
Class C:	PGMCX
Class R:	PGMRX

Portfolio Insights

•

The Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

•	An overweight to emerging markets equities contributed to performance as emerging markets equities outperformed global developed equities over the period.

•	Allocations to commodities and gold detracted from relative performance as the Dow Jones-UBS Commodities Index Total Return underperformed the Fund’s benchmark index over the period.

•	An asset allocation decision to underweight global developed equities detracted from performance as global developed equities rallied over the period.

•	An overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield increased over the period.

•	Purchases within the portfolio of put options to hedge tail risk on the S&P 500 Index detracted from performance as the S&P 500 Index rallied over the period.

Average Annual Total Return for the period ended March 31, 2010

	1 Year	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Class A	26.30%	14.62%
PIMCO Global Multi-Asset Fund Class A (adjusted)	21.59%	11.57%
PIMCO Global Multi-Asset Fund Class C (adjusted)	24.40%	13.86%
PIMCO Global Multi-Asset Fund Class R	26.05%	14.36%
MSCI World Index	52.37%	23.03%
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	33.13%	18.33%
Lipper Global Flexible Portfolio Funds Average	34.63%	18.81%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/08.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 5.50% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 2.09% for Class A shares, 2.84% for Class C shares, and 2.34% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Exchange-Traded Funds	23.5%
StocksPLUS® Fund	17.2%
Short-Term Instruments	11.3%
Corporate Bonds & Notes	10.6%
Global Advantage Strategy Bond Fund	8.2%
Emerging Local Bond Fund	6.9%
Total Return Fund	6.3%
Emerging Markets and Infrastructure Bond Fund	5.8%
Other	10.2%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class R	Class A	Class C	Class R
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,044.04	$1,040.89	$1,043.89	$1,018.60	$1,014.86	$1,017.35
Expenses Paid During Period†	$6.47	$10.28	$7.75	$6.39	$10.15	$7.64

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, and 1.52% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratio of 1.27% for Class A, 2.02% for Class C, and 1.52% for Class R reflects net annualized expenses after application of an expense waiver of 0.28%.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

20	PIMCO Funds

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculate

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment— grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS: 1-10 Year Index	Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	21

Index	Description

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® 1000 Index	FTSE RAFI® 1000 Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO Funds

Schedule of Investments All Asset Fund	March 31, 2010

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 99.2%

CommodityRealReturn Strategy Fund®	53,121,562	$415,411

Convertible Fund	29,684,525	393,320

Developing Local Markets Fund	45,380,955	464,701

Diversified Income Fund	46,201,867	507,297

EM Fundamental IndexPLUSTM TR Strategy Fund	24,818,323	275,483

Emerging Local Bond Fund	28,166,757	292,371

Emerging Markets Bond Fund	21,387,828	227,567

Floating Income Fund	15,925,509	143,967

Foreign Bond Fund (Unhedged)	812,428	8,116

Fundamental Advantage Total Return Strategy Fund	492,458,508	2,275,158

Fundamental IndexPLUSTM Fund	2,274,848	15,992

Fundamental IndexPLUSTM TR Fund	19,175,141	116,393

Global Advantage Strategy Bond Fund	32,221,523	357,015

High Yield Fund	11,757,457	106,523

Income Fund	25,924,449	264,689

International StocksPLUS ® TR Strategy Fund (Unhedged)	7,430,998	47,558

International StocksPLUS ® TR Strategy Fund (U.S. Dollar-Hedged)	13,574,082	126,510

Investment Grade Corporate Bond Fund	112,521,297	1,257,988

Long Duration Total Return Fund	44,091,644	472,662

Long-Term Credit Fund	86,813,941	1,016,591

Long-Term U.S. Government Fund	47,838,060	516,173

Low Duration Fund	35,762,849	373,364

Real Return Asset Fund	278,750,272	3,060,678

Real Return Fund	77,069,554	837,746

RealEstateRealReturn Strategy Fund	11,132,054	48,758

Short-Term Fund	21,534,289	212,543

Small Cap StocksPLUS® TR Fund	15,601,751	108,744

StocksPLUS® Fund	1,429,455	11,822

StocksPLUS® Total Return Fund	7,270,699	51,913

Total Return Fund	84,278,784	930,438

Total PIMCO Funds (Cost $14,213,100)		14,937,491

Total Investments 99.2% (Cost $14,213,100)		$14,937,491

Other Assets and Liabilities (Net) 0.8%		114,106

Net Assets 100.0%		$15,051,597

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Investments, at value	$14,937,491	$0	$0	$14,937,491

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	23

Schedule of Investments  All Asset All Authority Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (a)(b) 110.7%

CommodityRealReturn Strategy Fund®	13,124,095	$102,630

Convertible Fund	2,427,193	32,160

Developing Local Markets Fund	11,462,834	117,379

Diversified Income Fund	3,048,880	33,477

EM Fundamental IndexPLUSTM TR Strategy Fund	4,068,273	45,158

Emerging Local Bond Fund	8,484,675	88,071

Emerging Markets Bond Fund	5,567,268	59,236

Floating Income Fund	3,807,866	34,423

Foreign Bond Fund (Unhedged)	1,012,891	10,119

Fundamental Advantage Total Return Strategy Fund	148,557,136	686,334

Fundamental IndexPLUSTM Fund	150,725	1,060

Fundamental IndexPLUSTM TR Fund	2,366,612	14,365

Global Advantage Strategy Bond Fund	7,814,197	86,581

High Yield Fund	5,977,866	54,159

Income Fund	5,288,627	53,997

Investment Grade Corporate Bond Fund	25,622,028	286,454

Long Duration Total Return Fund	12,643,959	135,543

Long-Term Credit Fund	21,340,528	249,898

Long-Term U.S. Government Fund	12,900,445	139,196

Low Duration Fund	4,422,407	46,170

Real Return Asset Fund	56,566,647	621,102

Real Return Fund	18,461,368	200,675

RealEstateRealReturn Strategy Fund	3,678,419	16,111

Short-Term Fund	69	1

Small Cap StocksPLUS® TR Fund	841,923	5,868

StocksPLUS® Fund	152,233	1,259

StocksPLUS® Total Return Fund	295,687	2,111

StocksPLUS® TR Short Strategy Fund	142,185,325	662,584

Total Return Fund	62,923,894	694,680

Total PIMCO Funds (Cost $4,437,696)		4,480,801

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$8,216	8,216

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 05/06/2010 valued at $8,384. Repurchase proceeds are $8,216.)

Total Short-Term Instruments (Cost $8,216)		8,216

Total Investments 110.9% (Cost $4,445,912)		$4,489,017

Other Assets and Liabilities (Net) (10.9%)		(440,732)

Net Assets 100.0%		$4,048,285

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each PIMCO Fund.

24	PIMCO Funds	See Accompanying Notes

March 31, 2010

(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$4,480,801	$0	$0	$4,480,801
Short-Term Instruments	0	8,216	0	8,216

Investments, at value	$4,480,801	$8,216	$0	$4,489,017

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	25

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 22.6%

BANKING & FINANCE 18.9%

American Express Centurion Bank
0.310% due 07/13/2010	$1,100	$1,100

American Express Co.
6.150% due 08/28/2017	2,100	2,269
7.000% due 03/19/2018	800	910

American Express Credit Corp.
0.378% due 10/04/2010	4,080	4,079
0.409% due 12/02/2010	3,959	3,958

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	1,800	1,776

American General Finance Corp.
0.530% due 08/17/2011	3,200	2,986
6.900% due 12/15/2017	175	153

American International Group, Inc.
0.361% due 10/18/2011	6,500	6,227
4.700% due 10/01/2010	2,800	2,828
4.950% due 03/20/2012	500	510
5.850% due 01/16/2018	12,300	11,445

ANZ National International Ltd.
6.200% due 07/19/2013	900	993

Bank of America Corp.
0.349% due 08/02/2010	40,425	40,434
4.875% due 09/15/2012	2,350	2,464
6.500% due 08/01/2016	4,300	4,652
8.125% due 12/29/2049	500	511

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	1,000	1,000

Bank of Scotland PLC
4.880% due 04/15/2011	18,900	19,710

Barclays Bank PLC
5.000% due 09/22/2016	5,500	5,658
10.179% due 06/12/2021	3,000	3,922

Bear Stearns Cos. LLC
0.442% due 11/28/2011	2,800	2,801
6.400% due 10/02/2017	250	277
7.250% due 02/01/2018	2,000	2,315

Citibank N.A.
1.875% due 05/07/2012	1,700	1,723
1.875% due 06/04/2012	400	405

Citigroup Funding, Inc.
1.299% due 05/07/2010	12,400	12,410
2.250% due 12/10/2012	1,500	1,525

Citigroup, Inc.
0.340% due 05/18/2011	15,800	15,703
2.125% due 04/30/2012	1,100	1,121
5.100% due 09/29/2011	7,300	7,612
5.300% due 10/17/2012	10,657	11,200
5.500% due 04/11/2013	8,640	9,085
5.500% due 10/15/2014	5,700	5,905
6.125% due 11/21/2017	3,600	3,708
6.500% due 08/19/2013	1,500	1,618

Comerica Bank
0.362% due 05/24/2011	3,100	3,055

Countrywide Financial Corp.
5.800% due 06/07/2012	3,515	3,738

Credit Agricole S.A.
8.375% due 10/29/2049	3,200	3,480

Credit Suisse Guernsey
0.940% due 05/29/2049	4,100	3,224

Dexia Credit Local
0.652% due 03/05/2013	23,400	23,438
0.899% due 09/23/2011	4,700	4,736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke University
4.200% due 04/01/2014	$900	$944
5.150% due 04/01/2019	800	850

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	800	778
7.250% due 10/25/2011	1,800	1,862
7.375% due 02/01/2011	3,300	3,383

General Electric Capital Corp.
2.000% due 09/28/2012	3,100	3,144
3.000% due 12/09/2011	2,000	2,068
5.875% due 01/14/2038	3,000	2,862

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013	7,440	7,598

GMAC, Inc.
6.625% due 05/15/2012	5,000	5,032
7.250% due 03/02/2011	16,700	17,076
8.000% due 11/01/2031	4,000	3,813

Goldman Sachs Group, Inc.
0.701% due 03/22/2016	2,300	2,186
6.150% due 04/01/2018	2,300	2,437
6.250% due 09/01/2017	3,800	4,091

HSBC Finance Corp.
0.500% due 05/10/2010	300	300

ING Bank NV
1.090% due 03/30/2012	9,900	9,882

International Lease Finance Corp.
0.472% due 05/24/2010	11,450	11,451
0.581% due 07/01/2011	3,800	3,570
0.601% due 07/13/2012	6,400	5,706
5.000% due 04/15/2010	5,200	5,201
5.400% due 02/15/2012	1,400	1,378
5.625% due 09/15/2010	3,700	3,727
5.750% due 06/15/2011	1,300	1,307

JPMorgan Chase & Co.
7.900% due 04/29/2049	2,200	2,353

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	3,300	2,538

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	8,800	2,068
3.375% due 01/26/2017 (a)	900	212

Macquarie Bank Ltd.
3.300% due 07/17/2014	8,600	8,724

Macquarie Group Ltd.
7.300% due 08/01/2014	3,100	3,464

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	400	398
0.450% due 02/15/2011	1,600	1,573
0.482% due 06/05/2012	4,600	4,516
6.875% due 04/25/2018	8,700	9,390

Metropolitan Life Global Funding I
0.290% due 05/17/2010	1,850	1,850
0.651% due 07/13/2011	10,900	10,890

Morgan Stanley
0.731% due 10/15/2015	5,700	5,287
2.350% due 05/14/2010	1,200	1,203
4.100% due 01/26/2015	27,000	26,884

National Australia Bank Ltd.
2.550% due 01/13/2012	3,000	3,071

Nationwide Building Society
6.250% due 02/25/2020	4,300	4,392

Nomura Holdings, Inc.
5.000% due 03/04/2015	45,000	46,045

Nordea Bank AB
4.875% due 01/27/2020	10,000	9,935

Northern Rock Asset Management PLC
5.625% due 06/22/2017	3,800	3,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
0.481% due 06/22/2011	$3,094	$3,076

Pacific LifeCorp
6.000% due 02/10/2020	1,000	978

Piper Jaffray Cos.
4.351% due 12/31/2010	17,700	17,596

Pricoa Global Funding I
0.349% due 01/30/2012	900	880
0.451% due 09/27/2013	700	668
1.052% due 06/04/2010	2,700	2,703

Princeton University
5.700% due 03/01/2039	800	834

Principal Life Income Funding Trusts
5.550% due 04/27/2015	900	953

Rabobank Nederland NV
11.000% due 06/29/2049	14,300	18,456

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	7,000	7,014
3.000% due 12/09/2011	2,600	2,673
4.875% due 08/25/2014	200	201

Santander U.S. Debt S.A. Unipersonal
0.299% due 07/23/2010	5,000	5,001
1.089% due 03/30/2012	19,000	19,000

SLM Corp.
0.457% due 03/15/2011	2,700	2,634
0.549% due 01/27/2014	9,200	7,967
4.841% due 01/31/2014	900	763
5.000% due 10/01/2013	545	521
5.450% due 04/25/2011	600	611

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	800	917

Temasek Financial I Ltd.
4.300% due 10/25/2019	1,000	994

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	360

UBS AG
1.169% due 05/05/2010	2,800	2,802
1.173% due 06/19/2010	10,000	10,019
1.352% due 02/23/2012	3,000	3,016
5.750% due 04/25/2018	400	410

Wachovia Corp.
0.381% due 10/15/2011	5,500	5,477
0.527% due 06/15/2017	1,000	911
5.750% due 02/01/2018	1,000	1,065

Wells Fargo & Co.
7.980% due 03/29/2049	23,700	24,885

Wells Fargo Capital XIII
7.700% due 12/29/2049	6,100	6,329

Westpac Banking Corp.
0.731% due 07/16/2014	1,000	1,007

		636,546

INDUSTRIALS 2.1%

Amgen, Inc.
6.900% due 06/01/2038	2,600	2,996

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	4,400	4,532
5.375% due 01/15/2020	4,400	4,548

CODELCO, Inc.
7.500% due 01/15/2019	300	355

CVS Caremark Corp.
0.552% due 06/01/2010	1,660	1,660
1.754% due 09/10/2010	1,900	1,909

Dell, Inc.
5.650% due 04/15/2018	1,600	1,700

26	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dow Chemical Co.
4.850% due 08/15/2012	$3,100	$3,280
6.000% due 10/01/2012	400	436

Gaz Capital S.A.
7.343% due 04/11/2013	100	109
8.146% due 04/11/2018	600	680
8.625% due 04/28/2034	3,300	3,845

HCA, Inc.
7.875% due 02/15/2020	2,800	2,938

Martin Marietta Materials, Inc.
0.399% due 04/30/2010	4,160	4,155

Norfolk Southern Corp.
5.750% due 04/01/2018	3,600	3,870

Oracle Corp.
5.750% due 04/15/2018	2,700	2,966

Petrobras International Finance Co.
7.875% due 03/15/2019	3,400	3,993

Petroleos Mexicanos
6.000% due 03/05/2020	3,700	3,811
8.000% due 05/03/2019	1,100	1,295

Philip Morris International, Inc.
6.375% due 05/16/2038	400	437

Quicksilver Resources, Inc.
11.750% due 01/01/2016	1,100	1,265

Reynolds American, Inc.
0.957% due 06/15/2011	3,100	3,088

Shell International Finance BV
5.500% due 03/25/2040	1,900	1,869

Suncor Energy, Inc.
6.100% due 06/01/2018	4,000	4,317

Vale Overseas Ltd.
5.625% due 09/15/2019	3,100	3,217

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	2,200	2,377

Walt Disney Co.
0.321% due 07/16/2010	5,500	5,501

		71,149

UTILITIES 1.6%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,800	6,351

Dominion Resources, Inc.
1.308% due 06/17/2010	3,665	3,673

EDF S.A.
4.600% due 01/27/2020	1,100	1,087
5.500% due 01/26/2014	300	330
5.600% due 01/27/2040	15,000	14,530
6.500% due 01/26/2019	300	337
6.950% due 01/26/2039	300	346

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	3,000	3,193

Ohio Power Co.
0.431% due 04/05/2010	2,010	2,010

Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,162

Telecom Italia Capital S.A.
0.861% due 07/18/2011	5,750	5,727

Telefonica Emisiones SAU
0.580% due 02/04/2013	3,000	2,937

Verizon Wireless Capital LLC
2.851% due 05/20/2011	6,077	6,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
5.000% due 12/16/2013	$5,400	$5,832

		53,771

Total Corporate Bonds & Notes (Cost $746,940)		761,466

CONVERTIBLE BONDS & NOTES 0.6%

Bristol-Myers Squibb Co.
0.000% due 09/15/2023	3,200	2,932

National City Corp.
4.000% due 02/01/2011	11,300	11,554

U.S. Bancorp
0.000% due 12/11/2035	5,000	4,956

Total Convertible Bonds & Notes (Cost $19,291)		19,442

MUNICIPAL BONDS & NOTES 2.6%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	104

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	8,500	8,715

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,100	1,088

California State University Revenue Bonds, Series 2010
6.484% due 11/01/2041 (b)	2,000	1,976

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	106
6.899% due 12/01/2040	1,600	1,709

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (b)	1,200	1,189

Illinois State General Obligation Bonds, Series 2010
5.663% due 02/01/2022	30,000	29,928

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	17,800	17,871

Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	520

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	1,200	1,242

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	81
5.000% due 06/01/2041	1,900	1,228

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	1,000	1,010

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	2,600	1,643

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,100	1,529

University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	14,100	14,345

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	2,500	2,485

Total Municipal Bonds & Notes (Cost $86,255)		86,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 10.7%

Fannie Mae
0.579% due 07/25/2037	$19,869	$19,754
0.609% due 07/25/2037	23,142	23,038
0.966% due 06/25/2037	26,513	26,414
0.968% due 03/25/2040	25,143	25,126
2.122% due 07/01/2035	1,263	1,293
2.229% due 03/01/2034	915	930
2.572% due 12/01/2034	990	1,020
5.500% due 11/01/2036 (f)	621	655
5.500% due 09/01/2038 - 05/01/2040	5,036	5,286
6.000% due 02/01/2036 - 08/01/2039	102,872	109,470
6.000% due 09/01/2036 - 11/01/2036 (f)	7,072	7,547
6.500% due 09/01/2036	2,227	2,460

Freddie Mac
0.840% due 07/15/2037	3,246	3,223
0.900% due 08/15/2037	3,339	3,321
0.930% due 08/15/2037	45,327	45,200
0.940% due 10/15/2037	12,076	12,029
0.950% due 05/15/2037 - 09/15/2037	50,600	50,453
5.500% due 04/01/2040	12,000	12,669
6.500% due 05/01/2035	2,504	2,763

Ginnie Mae
6.000% due 04/01/2040	1,000	1,068

Small Business Administration
5.490% due 03/01/2028	416	445
6.020% due 08/01/2028	4,599	5,101

Total U.S. Government Agencies (Cost $358,259)		359,265

U.S. TREASURY OBLIGATIONS 5.4%

U.S. Treasury Bonds
3.500% due 02/15/2039 (f)	2,800	2,267
4.250% due 05/15/2039 (f)	5,400	5,005
4.375% due 02/15/2038 (f)	1,000	951
4.375% due 11/15/2039 (f)	800	757

U.S. Treasury Notes
0.875% due 01/31/2012	122,600	122,499
0.875% due 02/29/2012	13,500	13,476
3.250% due 03/31/2017	32,800	32,749
3.625% due 02/15/2020	5,400	5,310

Total U.S. Treasury Obligations (Cost $183,879)		183,014

MORTGAGE-BACKED SECURITIES 2.9%

American Home Mortgage Investment Trust
2.367% due 02/25/2044	475	466

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	7,100	6,410

Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/2038	3,400	3,403

Commercial Mortgage Pass-Through Certificates
5.543% due 02/11/2017	11,900	11,548

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037	5,481	4,101

First Horizon Asset Securities, Inc.
3.004% due 05/25/2034	257	243

JPMorgan Alternative Loan Trust
6.050% due 11/25/2036	5,690	3,251

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	2,300	2,251

See Accompanying Notes	Annual Report	March 31, 2010	27

Schedule of Investments  Fundamental Advantage Total Return Strategy Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
5.750% due 01/25/2036	$338	$291
5.759% due 04/25/2036	23,355	18,293

Morgan Stanley Re-REMIC Trust
5.841% due 08/12/2045	600	606

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	1,195	741

Sequoia Mortgage Trust
5.669% due 09/20/2046	3,566	2,914

Thornburg Mortgage Securities Trust
0.349% due 10/25/2046	1,310	1,278
2.363% due 03/25/2044	3,600	3,271
2.592% due 12/25/2044	4,588	4,342

WaMu Mortgage Pass-Through Certificates
2.753% due 01/25/2035	2,161	2,054
5.662% due 06/25/2037	3,475	2,623

Wells Fargo Mortgage-Backed Securities Trust
3.091% due 12/25/2034	555	540
3.206% due 06/25/2035	3,090	2,867
5.132% due 04/25/2036	31,069	26,703

Total Mortgage-Backed Securities (Cost $97,022)		98,196

ASSET-BACKED SECURITIES 1.5%

Access Group, Inc.
1.549% due 10/27/2025	3,138	3,244

Centurion CDO VII Ltd.
0.619% due 01/30/2016	16,151	15,051

Chase Issuance Trust
1.757% due 09/15/2015	5,400	5,624

CIT Group Home Equity Loan Trust
0.499% due 06/25/2033	1,064	860

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	1,100	1,103
2.000% due 12/15/2011	3,560	3,573

IXIS Real Estate Capital Trust
0.569% due 02/25/2036	3,164	2,751

Long Beach Mortgage Loan Trust
0.289% due 12/25/2036	75	74

SLM Student Loan Trust
1.749% due 04/25/2023	6,074	6,289

South Carolina Student Loan Corp.
1.002% due 03/02/2020	3,100	3,116
1.252% due 09/03/2024	1,400	1,425

Structured Asset Securities Corp.
0.339% due 01/25/2037	10,000	8,599

Total Asset-Backed Securities (Cost $52,160)		51,709

SOVEREIGN ISSUES 0.8%

Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020	5,800	5,771

Export-Import Bank of Korea
4.125% due 09/09/2015	5,900	5,925
5.875% due 01/14/2015	3,000	3,240

Korea Development Bank
4.375% due 08/10/2015	8,000	8,129

Mexico Government International Bond
6.050% due 01/11/2040	800	802

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012	2,000	2,009

Total Sovereign Issues (Cost $25,373)		25,876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 2.7%

American General Finance Corp.
4.125% due 11/29/2013	EUR	10,000	$11,284

American International Group, Inc.
0.820% due 04/26/2011		1,000	1,324
4.000% due 09/20/2011		900	1,220

Barclays Bank PLC
10.000% due 05/21/2021	GBP	1,209	2,387
14.000% due 11/29/2049		1,000	1,986

Canada Government Bond
2.000% due 12/01/2014	CAD	3,600	3,421
4.500% due 06/01/2015		1,700	1,802

Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	2,557

Countrywide Financial Corp.
5.125% due 02/17/2011	GBP	616	954

FCE Bank PLC
7.875% due 02/15/2011		2,000	3,115

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	500	697

France Treasury Notes
2.500% due 01/15/2015		4,900	6,692

GMAC, Inc.
5.750% due 09/27/2010		693	941

Goldman Sachs Group, Inc.
1.015% due 01/30/2017		12,500	15,329
6.375% due 05/02/2018		400	604

International Lease Finance Corp.
1.150% due 07/06/2010		5,400	7,265

KeyBank N.A.
0.785% due 11/21/2011		800	1,028

KeyCorp
0.860% due 11/22/2010		1,600	2,085

LeasePlan Corp. NV
3.125% due 02/10/2012		100	140

Merrill Lynch & Co., Inc.
0.959% due 05/30/2014		1,900	2,395

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	600	576

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049	EUR	2,000	1,702

SLM Corp.
2.750% due 03/15/2011	CHF	2,100	1,974
3.930% due 08/25/2010 (j)	CAD	7,500	7,277
4.750% due 12/15/2011	AUD	11,000	9,247

SunTrust Bank
0.822% due 12/20/2011	EUR	2,900	3,705

Total Foreign Currency-Denominated Issues (Cost $90,738)			91,707

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.8%

Wells Fargo & Co.
7.500% due 12/31/2049		27,590	26,956

Total Convertible Preferred Securities (Cost $26,247)			26,956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 48.9%

CERTIFICATES OF DEPOSIT 0.3%

Intesa Sanpaolo
2.375% due 12/21/2012	$10,000	$10,076

COMMERCIAL PAPER 3.7%

Fannie Mae
0.220% due 08/09/2010	23,000	22,972

Freddie Mac
0.210% due 07/23/2010	89,159	89,072

Metropolitan Life Global Funding I
0.858% due 09/17/2010	10,900	10,931

		122,975

REPURCHASE AGREEMENTS 9.4%

Barclays Capital, Inc.
0.010% due 04/01/2010	66,000	66,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $67,320. Repurchase proceeds are $66,000.)

Citigroup Global Markets, Inc.
0.030% due 04/01/2010	176,300	176,300
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $180,001. Repurchase proceeds are $176,300.)

Morgan Stanley
0.030% due 04/01/2010	73,000	73,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $74,807. Repurchase proceeds are $73,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	121	121
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $125. Repurchase proceeds are $121.)

		315,421

U.S. TREASURY BILLS 9.0%
0.150% due 04/15/2010 - 09/02/2010 (c)(f)	304,841	304,743

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.126% due 04/01/2010	12,122	12,122

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.1%
	87,906,496	880,208

Total Short-Term Instruments (Cost $1,645,520)		1,645,545

PURCHASED OPTIONS (h) 0.0%
(Cost $88)		139

Total Investments 99.5% (Cost $3,331,772)		$3,350,291

Written Options (i) (0.1%) (Premiums $10,249)		(4,067)

Other Assets and Liabilities (Net) 0.6%		21,816

Net Assets 100.0%		$3,368,040

28	PIMCO Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010, was $125,126 at a weighted average interest rate of 0.269%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $183,039 and cash of $79 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	1,343	$361
90-Day Eurodollar June Futures	Long	06/2010	3,801	2,005
90-Day Eurodollar March Futures	Long	03/2011	111	250
90-Day Eurodollar September Futures	Long	09/2010	1,909	573
E-mini S&P 500 Index June Futures	Short	06/2010	18,502	(21,629)
Euro-Bobl June Futures	Long	06/2010	671	324
Euro-Bund 10-Year Bond June Futures	Long	06/2010	161	116
S&P 500 Index June Futures	Short	06/2010	2,827	(16,429)
U.S. Treasury 2-Year Note June Futures	Long	06/2010	1,231	(192)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	1,223	(871)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	8,396	(2,762)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	163	38
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	173	34
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	151	20

				$(38,162)

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	$500	$(7)	$(7)	$0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(7)	(7)	0
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.789%	11,600	27	(49)	76
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	1,000	(9)	(17)	8
France Government Bond OAT	CITI	0.250%	03/20/2015	0.448%	1,600	(15)	(26)	11
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	1,000	(9)	(17)	8
France Government Bond OAT	RBS	0.250%	03/20/2015	0.448%	1,500	(14)	(26)	12
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	10,500	1,594	374	1,220
General Electric Capital Corp.	DUB	1.000%	06/20/2010	0.911%	5,900	3	(14)	17
International Lease Finance Corp.	JPM	5.000%	06/20/2010	1.833%	6,800	58	(170)	228
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	600	11	7	4
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	1,200	22	14	8
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	1,600	(10)	(36)	26
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	1,600	(10)	(37)	27
Mexico Government International Bond	DUB	1.000%	03/20/2015	1.139%	900	(6)	(21)	15
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	5,200	66	23	43
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	15,600	197	68	129

						$1,893	$60	$1,833

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.EM-13 Index	BCLY	5.000%	06/20/2015	$800	$101	$101	$0
CDX.EM-13 Index	GSC	5.000%	06/20/2015	200	25	25	0
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012	482	8	0	8
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	2,315	34	0	34
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	965	13	0	13

					$181	$126	$55

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	Annual Report	March 31, 2010	29

Schedule of Investments Fundamental Advantage Total Return Strategy Fund (Cont.)

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		6,200	9	11	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		7,100	10	14	(4)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,200	20	23	(3)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		9,400	(5)	0	(5)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		5,800	(2)	0	(2)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		8,900	(1)	0	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		20,100	7	6	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		9,800	3	3	0
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		15,700	(4)	0	(4)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		2,600	6	6	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		19,400	69	80	(11)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		36,700	181	85	96
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		2,900	3	0	3
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,100	14	(1)	15
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		3,000	10	8	2
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		1,500	11	10	1
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		3,800	33	32	1
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	145,000	118	(6)	124
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		77,000	63	(5)	68
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		255,000	216	(2)	218
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$8,500	225	178	47
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		40,900	1,079	857	222
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		15,500	1,134	331	803
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		22,900	1,174	1,223	(49)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		17,700	908	996	(88)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	1,400	174	(21)	195
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		7,200	(8)	(19)	11
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		3,600	(4)	(11)	7
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		39,400	1,202	140	1,062
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		14,000	427	(5)	432
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		6,400	195	(4)	199
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		3,800	62	13	49

							$7,325	$3,942	$3,383

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	eRAFI 1000 Index	9,134,567	1-Month USD-LIBOR plus a specified spread	$1,011,161	01/14/2011	CSFB	$13,584
Pay	S&P 500 Index	(523,598)	1-Month USD-LIBOR plus a specified spread	(997,027)	01/14/2011	CSFB	(16,804)
Receive	eRAFI 1000 Index	3,951,000	1-Month USD-LIBOR plus a specified spread	416,714	02/28/2011	CSFB	26,452
Receive	eRAFI 1000 Index	1,296,250	1-Month USD-LIBOR plus a specified spread	136,716	02/28/2011	JPM	8,678
Receive	eRAFI 1000 Index	6,187,033	1-Month USD-LIBOR plus a specified spread	684,880	04/15/2010	MLP	9,253
Receive	eRAFI 1000 Index	5,118,559	1-Month USD-LIBOR plus a specified spread	566,604	07/15/2010	MLP	7,612
Receive	eRAFI 1000 Index	441,237	1-Month USD-LIBOR plus a specified spread	48,843	09/15/2010	MLP	656
Receive	eRAFI 1000 Index	5,407,805	1-Month USD-LIBOR plus a specified spread	598,623	01/14/2011	MLP	8,042
Pay	S&P 500 Index	(310,437)	1-Month USD-LIBOR plus a specified spread	(591,131)	01/14/2011	MLP	(9,963)

							$47,510

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

30	PIMCO Funds	See Accompanying Notes

March 31, 2010

(h)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/21/2010	595	$11	$9
Put - CBOT U.S. Treasury 10-Year Note June Futures	92.000	05/21/2010	3,120	29	50
Put - CBOT U.S. Treasury 10-Year Note June Futures	98.000	05/21/2010	300	3	5
Put - CBOT U.S. Treasury 10-Year Note June Futures	99.000	05/21/2010	4,710	45	75

				$88	$139

(i)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	530	$158	$86
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	68	21	3
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	127	142	68
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	320	114	114
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	210	85	126
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	103	62	14
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	127	238	108

				$820	$519

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$3,000	$42	$1
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	60,300	386	179
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	60,300	241	148
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,500	135	2
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	11,800	86	35
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	30,700	288	75
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	30,200	175	79
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	105,100	1,146	568
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	600	3	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,900	30	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,900	44	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	91,700	637	101
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	39,600	890	13
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	65,700	654	161
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	66,900	167	167
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	66,900	400	400
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	500	7	0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,200	11	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	47	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	7,300	44	8
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	165,300	997	69
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	162,000	1,146	53
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	31,600	149	83
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	31,600	221	171
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,000	92	3
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	75,100	583	509

							$8,649	$2,827

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010	$2,800	$5	$7
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010	2,800	7	1
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010	5,100	10	13
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010	5,100	11	3

						$33	$24

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$31,600	$191	$4
Call - OTC USD versus JPY		94.000	04/20/2010	31,600	111	265

					$302	$269

See Accompanying Notes	Annual Report	March 31, 2010	31

Schedule of Investments Fundamental Advantage Total Return Strategy Fund (Cont.)

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$39,800	$337	$327
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	14,400	108	101

						$445	$428

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	590	$21,000	EUR	1,000	$289
Sales	5,501	1,668,700		2,600	15,411
Closing Buys	(3,902)	(407,800)		(3,600)	(5,183)
Expirations	(704)	(11,000)		0	(268)
Exercised	0	0		0	0

Balance at 03/31/2010	1,485	$1,270,900	EUR	0	$10,249

(j)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SLM Corp.	3.930%	08/25/2010	01/22/2010	$7,064	$7,277	0.21%

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$9,000	$9,608	$9,600

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	19,571	04/2010	JPM	$0	$(367)	$(367)
Buy	BRL	7,306	04/2010	HSBC	0	(64)	(64)
Sell		7,306	04/2010	HSBC	0	(16)	(16)
Buy		7,306	06/2010	HSBC	17	0	17
Sell	CAD	12,596	04/2010	JPM	0	(322)	(322)
Sell	CHF	2,644	05/2010	DUB	0	(6)	(6)
Buy	CNY	366	08/2010	BCLY	0	(1)	(1)
Buy		732	08/2010	DUB	0	(2)	(2)
Buy		8,449	08/2010	HSBC	1	(14)	(13)
Buy		43,420	08/2010	JPM	3	(26)	(23)
Buy		3,443	08/2010	MSC	2	0	2
Buy		226	11/2010	BCLY	0	0	0
Buy		371	11/2010	CITI	0	(1)	(1)
Buy		959	11/2010	DUB	0	(2)	(2)
Buy		371	11/2010	MSC	0	(1)	(1)
Sell	EUR	2,232	04/2010	BCLY	7	0	7
Sell		5,815	04/2010	CITI	173	0	173
Buy		516	04/2010	DUB	0	(9)	(9)
Sell		15,220	04/2010	GSC	429	0	429
Sell		5,924	04/2010	HSBC	20	0	20
Sell		25,366	04/2010	JPM	1,289	0	1,289
Buy		2,272	04/2010	MSC	0	(12)	(12)
Buy		1,261	04/2010	RBC	0	(14)	(14)
Sell		569	04/2010	RBC	2	0	2
Sell	GBP	12,195	06/2010	RBS	0	(117)	(117)
Buy	IDR	1,220,400	10/2010	BOA	9	0	9
Buy		8,484,230	10/2010	CITI	59	0	59
Buy		1,220,400	10/2010	RBS	9	0	9
Buy		2,483,325	10/2010	UBS	13	0	13
Buy		2,931,900	11/2010	BCLY	9	0	9
Buy		2,919,000	11/2010	CITI	7	0	7
Buy		1,338,650	11/2010	DUB	0	0	0
Buy		2,672,200	11/2010	HSBC	3	0	3

32	PIMCO Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	132,709	04/2010	BCLY	$15	$0	$15
Sell		53,120	04/2010	BNP	5	0	5
Buy		132,646	04/2010	CITI	0	0	0
Sell		685,927	04/2010	CITI	80	(1)	79
Sell		488,799	04/2010	GSC	176	0	176
Sell		53,004	04/2010	UBS	5	0	5
Buy	KRW	181,000	07/2010	BCLY	7	0	7
Buy		359,085	07/2010	DUB	13	0	13
Buy		298,307	07/2010	MSC	10	0	10
Buy		1,007,040	08/2010	BCLY	40	0	40
Buy		714,030	08/2010	MSC	21	0	21
Buy		556,565	11/2010	BCLY	14	0	14
Buy		145,229	11/2010	BOA	4	0	4
Buy		1,048,104	11/2010	CITI	19	0	19
Buy		174,390	11/2010	DUB	3	0	3
Buy		93,840	11/2010	GSC	2	0	2
Buy		632,793	11/2010	JPM	6	(1)	5
Buy		333,819	11/2010	MSC	3	0	3
Buy	MXN	748	04/2010	CITI	0	0	0
Sell		748	04/2010	DUB	0	0	0
Buy		107	04/2010	GSC	0	0	0
Buy		26,336	04/2010	HSBC	163	0	163
Sell		29,658	04/2010	HSBC	0	(52)	(52)
Buy		3,215	04/2010	MSC	10	0	10
Buy		748	09/2010	DUB	0	0	0
Buy		29,658	09/2010	HSBC	52	0	52
Buy	MYR	1,356	06/2010	BCLY	24	0	24
Buy		1,391	06/2010	DUB	25	0	25
Buy		106	06/2010	MSC	1	0	1
Buy		1,742	10/2010	BCLY	18	0	18
Buy		240	10/2010	BOA	3	0	3
Buy		842	10/2010	CITI	10	0	10
Buy		125	10/2010	DUB	2	0	2
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	284	06/2010	BCLY	3	0	3
Buy		597	06/2010	CITI	0	(4)	(4)
Buy		198	06/2010	DUB	1	0	1
Buy		155	06/2010	UBS	1	0	1
Buy		407	09/2010	BCLY	0	0	0
Buy		302	09/2010	CITI	1	0	1
Buy		260	09/2010	GSC	1	0	1
Buy	TWD	2,627	06/2010	BOA	1	0	1
Buy		3,086	06/2010	DUB	1	0	1
Buy		3,394	06/2010	MSC	1	0	1
Buy		425	10/2010	BCLY	0	0	0
Buy		1,263	10/2010	CITI	0	0	0

					$2,798	$(1,033)	$1,765

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$743,870	$17,596	$761,466
U.S. Government Agencies	0	359,265	0	359,265
U.S. Treasury Obligations	0	183,014	0	183,014
Mortgage-Backed Securities	0	98,196	0	98,196
Short-Term Instruments	880,208	765,337	0	1,645,545
Other Investments +++	26,956	260,798	15,051	302,805

Investments, at value	$907,164	$2,410,480	$32,647	$3,350,291
Short Sales, at value	$0	$(9,600)	$0	$(9,600)
Financial Derivative Instruments ++++	$(38,339)	$51,108	$(452)	$12,317

Totals	$868,825	$2,451,988	$32,195	$3,353,008

See Accompanying Notes	Annual Report	March 31, 2010	33

Schedule of Investments Fundamental Advantage Total Return Strategy Fund (Cont.)	March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$0	$17,700	$0	$0	$(104)	$0	$17,596	$(104)
Other Investments +++	0	15,424	17	0	(390)	0	15,051	(390)

Investments, at value	$0	$33,124	$17	$0	$(494)	$0	$32,647	$(494)
Financial Derivative Instruments ++++	$13,181	$(477)	$0	$0	$(13,156)	$0	$(452)	$26

Totals	$13,181	$32,647	$17	$0	$(13,650)	$0	$32,195	$(468)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$139	$0	$0	$0	$0	$139
Variation margin receivable ^^	3,830	0	0	7,374	0	11,204
Unrealized appreciation on foreign currency contracts	0	2,798	0	0	0	2,798
Unrealized appreciation on swap agreements	3,554	0	1,889	74,278	0	79,721

	$7,523	$2,798	$1,889	$81,652	$0	$93,862

Liabilities:
Written options outstanding	$3,598	$269	$24	$176	$0	$4,067
Unrealized depreciation on foreign currency contracts	0	1,033	0	0	0	1,033
Unrealized depreciation on swap agreements	172	0	1	26,767	0	26,940

	$3,770	$1,302	$25	$26,943	$0	$32,040

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(55)	$0	$0	$(200)	$0	$(255)
Net realized gain (loss) on futures contracts, written options and swaps	26,863	69	(4,272)	82,560	0	105,220
Net realized gain on foreign currency transactions	0	2,479	0	0	0	2,479

	$26,808	$2,548	$(4,272)	$82,360	$0	$107,444

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$59	$0	$0	$5	$0	$64
Net change in unrealized appreciation on futures contracts, written options and swaps	385	33	7,091	2,300	0	9,809
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	2,354	0	0	0	2,354

	$444	$2,387	$7,091	$2,305	$0	$12,227

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(38,162) as reported in the Notes to Schedule of Investments.

34	PIMCO Funds	See Accompanying Notes

Schedule of Investments Fundamental IndexPLUSTM TR Fund	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 29.1%

BANKING & FINANCE 20.8%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$700	$763

American Express Credit Corp.
5.875% due 05/02/2013	700	759

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	300	296
5.250% due 11/21/2011	300	314

American General Finance Corp.
4.875% due 07/15/2012	300	283
6.900% due 12/15/2017	1,300	1,140

American International Group, Inc.
5.050% due 10/01/2015	100	93
5.850% due 01/16/2018	4,000	3,722

Bank of America Corp.
0.580% due 08/15/2016	400	351
6.500% due 08/01/2016	1,800	1,947

Barclays Bank PLC
6.050% due 12/04/2017	1,000	1,033

Bear Stearns Cos. LLC
7.250% due 02/01/2018	500	579

CIT Group, Inc.
7.000% due 05/01/2013	149	146
7.000% due 05/01/2014	74	70
7.000% due 05/01/2015	274	256
7.000% due 05/01/2016	124	114
7.000% due 05/01/2017	173	160

Comerica Bank
0.362% due 05/24/2011	2,400	2,365

Commonwealth Bank of Australia
0.671% due 07/12/2013	2,800	2,818

Deutsche Bank AG
1.050% due 02/17/2015	2,700	2,653

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	1,000	1,034
7.375% due 02/01/2011	1,700	1,743

Foundation Re II Ltd.
7.000% due 11/26/2010	1,400	1,388

HSBC Holdings PLC
6.500% due 05/02/2036	1,900	1,964

JPMorgan Chase & Co.
6.000% due 01/15/2018	900	979
7.900% due 04/29/2049	500	535

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,700	1,815

LBG Capital No.1 PLC
8.500% due 12/29/2049	100	88

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	23
3.011% due 12/23/2010 (a)	900	211
6.200% due 09/26/2014 (a)	400	95

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	2,200	2,375

Morgan Stanley
2.350% due 05/14/2010	1,500	1,503

National Australia Bank Ltd.
5.350% due 06/12/2013	800	863

Northern Rock Asset Management PLC
5.625% due 06/22/2017	2,800	2,743

Petroleum Export Ltd.
5.265% due 06/15/2011	40	39

Principal Life Income Funding Trusts
5.550% due 04/27/2015	1,000	1,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Resona Bank Ltd.
5.850% due 09/29/2049	$200	$189

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	5,900	5,912

Societe Generale
5.922% due 04/29/2049	600	519

Sun Life Financial Global Funding LP
0.508% due 07/06/2010	1,009	1,009

Temasek Financial I Ltd.
4.300% due 10/25/2019	300	298

TNK-BP Finance S.A.
6.125% due 03/20/2012	200	209

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	360

UBS AG
5.750% due 04/25/2018	600	616
5.875% due 12/20/2017	700	726

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	700	713

		48,870

INDUSTRIALS 6.4%

Amgen, Inc.
6.900% due 06/01/2038	314	362

AstraZeneca PLC
5.900% due 09/15/2017	400	447
6.450% due 09/15/2037	300	335

C8 Capital SPV Ltd.
6.640% due 12/29/2049	4,200	2,928

CODELCO, Inc.
6.150% due 10/24/2036	100	103

Comcast Corp.
5.875% due 02/15/2018	300	321
6.450% due 03/15/2037	300	306

Dow Chemical Co.
4.850% due 08/15/2012	1,300	1,376
6.000% due 10/01/2012	200	218

Gaz Capital S.A.
6.212% due 11/22/2016	200	207

International Business Machines Corp.
5.700% due 09/14/2017	742	823

Kraft Foods, Inc.
6.125% due 02/01/2018	800	877

Peabody Energy Corp.
7.875% due 11/01/2026	300	310

Petrobras International Finance Co.
7.875% due 03/15/2019	2,000	2,349

Roche Holdings, Inc.
7.000% due 03/01/2039	127	151

Rohm and Haas Co.
6.000% due 09/15/2017	500	532

Shell International Finance BV
5.500% due 03/25/2040	100	98

Time Warner, Inc.
5.875% due 11/15/2016	2,100	2,298

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	300	367

UnitedHealth Group, Inc.
4.875% due 02/15/2013	700	749

		15,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.9%

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	$600	$607

NGPL PipeCo LLC
6.514% due 12/15/2012	800	878

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	250	243

Verizon Wireless Capital LLC
2.851% due 05/20/2011	2,600	2,677

		4,405

Total Corporate Bonds & Notes (Cost $67,318)		68,432

MUNICIPAL BONDS & NOTES 1.8%

California State General Obligation Bonds, Series 2009
7.550% due 04/01/2039	1,300	1,345

California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030 (b)	100	100

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	200	206

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	400	414

New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,009

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	1,000	994

Total Municipal Bonds & Notes (Cost $4,204)		4,270

U.S. GOVERNMENT AGENCIES 35.0%

Fannie Mae
0.289% due 12/25/2036	466	461
0.579% due 07/25/2037 - 09/25/2042	2,518	2,492
0.609% due 07/25/2037	2,034	2,025
0.968% due 03/25/2040	2,169	2,168
1.671% due 06/01/2043 - 07/01/2044	638	638
2.405% due 11/01/2035	229	233
2.549% due 12/01/2033	383	395
2.730% due 03/01/2035	68	68
2.774% due 01/01/2035	621	633
2.871% due 10/01/2034	106	109
3.117% due 10/01/2035	303	315
3.207% due 09/01/2035	454	472
3.226% due 12/01/2033	185	193
3.232% due 07/01/2035	682	705
3.295% due 05/25/2035	113	113
3.297% due 09/01/2035	661	686
3.362% due 07/01/2035	561	576
3.494% due 07/01/2034	538	559
4.500% due 08/01/2035	1,115	1,162
4.828% due 06/01/2035	1,294	1,336
4.962% due 06/01/2035	1,449	1,500
5.000% due 06/25/2027	145	147
5.500% due 10/01/2021 - 10/01/2023	941	1,007
6.000% due 02/01/2029 - 05/01/2040	17,874	19,109
6.500% due 08/01/2029 - 05/01/2040	1,031	1,115

Freddie Mac
0.380% due 07/15/2019	1,012	1,007
0.489% due 08/25/2031	161	153

See Accompanying Notes	Annual Report	March 31, 2010	35

Schedule of Investments  Fundamental IndexPLUSTM TR Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.630% due 06/15/2018	$99	$98
1.681% due 02/25/2045	74	71
3.160% due 10/01/2035	739	770
3.500% due 09/01/2035	317	329
3.645% due 11/01/2034	574	592
4.664% due 06/01/2035	983	1,011
4.719% due 08/01/2035	779	809
5.500% due 05/01/2040	19,000	19,995
6.000% due 05/01/2040	8,000	8,555

Ginnie Mae
6.000% due 05/15/2037 - 07/15/2037	910	973

Small Business Administration
5.290% due 12/01/2027	581	625
5.490% due 03/01/2028	4,158	4,447
5.600% due 09/01/2028	4,115	4,428

Total U.S. Government Agencies (Cost $80,180)		82,080

U.S. TREASURY OBLIGATIONS 3.0%

U.S. Treasury Bonds
4.250% due 05/15/2039 (f)	1,200	1,112
4.375% due 11/15/2039 (e)	400	379

U.S. Treasury Notes
0.875% due 02/29/2012	1,600	1,597
3.250% due 03/31/2017	2,600	2,596
3.625% due 02/15/2020 (f)	1,500	1,475

Total U.S. Treasury Obligations (Cost $7,189)		7,159

MORTGAGE-BACKED SECURITIES 12.2%

American Home Mortgage Investment Trust
2.229% due 02/25/2045	185	145

Banc of America Commercial Mortgage, Inc.
5.739% due 05/10/2045	900	934

Bear Stearns Adjustable Rate Mortgage Trust
3.705% due 01/25/2034	1,287	1,150

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	664	500
5.158% due 09/25/2035	173	128

Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	100	96
5.471% due 01/12/2045	300	306

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	629	389

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	415	378
4.700% due 12/25/2035	222	203

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	900	882

Countrywide Alternative Loan Trust
0.409% due 05/25/2047	645	339
0.509% due 02/25/2037	2,985	1,647

Countrywide Home Loan Mortgage Pass-Through Trust
5.250% due 02/20/2036	163	122

Credit Suisse First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	12	12

Credit Suisse Mortgage Capital Certificates
5.658% due 03/15/2039	100	98

Deutsche ALT-A Securities, Inc.
0.309% due 02/25/2037	300	294

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	344	312
0.309% due 01/25/2047	464	426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	$100	$99
5.444% due 03/10/2039	500	487

GSR Mortgage Loan Trust
2.954% due 09/25/2035	1,318	1,217
5.219% due 11/25/2035	1,052	966

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	49	47

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	98	97
3.025% due 01/25/2036	574	358

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	2,900	2,798
5.882% due 02/15/2051	300	294

JPMorgan Mortgage Trust
5.750% due 01/25/2036	113	97

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	72	72

Mellon Residential Funding Corp.
0.670% due 12/15/2030	1,927	1,740

Merrill Lynch Countrywide Commercial Mortgage Trust
0.768% due 07/09/2021	1,500	1,311
5.485% due 03/12/2051	600	551

Merrill Lynch Floating Trust
0.300% due 06/15/2022	2,712	2,481

Morgan Stanley Capital I
5.364% due 03/15/2044	2,500	2,430
5.809% due 12/12/2049	100	99

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035	474	224
2.828% due 08/25/2034	866	781

Structured Asset Mortgage Investments, Inc.
0.509% due 02/25/2036	294	170

TBW Mortgage-Backed Pass-Through Certificates
0.339% due 01/25/2037	40	36

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	588	574
0.349% due 10/25/2046	957	934

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	1,566	1,398

WaMu Mortgage Pass-Through Certificates
0.519% due 10/25/2045	90	69
1.671% due 11/25/2042	75	55
1.760% due 05/25/2041	72	65

Wells Fargo Mortgage-Backed Securities Trust
4.950% due 03/25/2036	933	822

Total Mortgage-Backed Securities (Cost $31,964)		28,633

ASSET-BACKED SECURITIES 2.7%

ACE Securities Corp.
0.279% due 12/25/2036	135	121

Asset-Backed Funding Certificates
0.289% due 11/25/2036	22	22

Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034	151	127

Bear Stearns Asset-Backed Securities Trust
0.279% due 11/25/2036	275	258

Centurion CDO VII Ltd.
0.619% due 01/30/2016	1,495	1,394

Countrywide Asset-Backed Certificates
0.279% due 05/25/2037	952	937
0.279% due 05/25/2047	153	149

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.299% due 06/25/2047		$246	$235
0.309% due 06/25/2037		196	189
0.339% due 10/25/2046		72	70

Credit-Based Asset Servicing & Securitization LLC
0.289% due 11/25/2036		210	159

First Franklin Mortgage Loan Asset-Backed Certificates
0.279% due 11/25/2036		297	290

Fremont Home Loan Trust
0.279% due 10/25/2036		251	245
0.289% due 01/25/2037		192	154

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		116	90

JPMorgan Mortgage Acquisition Corp.
0.279% due 10/25/2036		1,215	1,156

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		17	14

Morgan Stanley ABS Capital I
0.269% due 10/25/2036		57	56
0.279% due 10/25/2036		21	21

Park Place Securities, Inc.
0.541% due 10/25/2034		396	383

SBI HELOC Trust
0.399% due 08/25/2036		62	59

Structured Asset Securities Corp.
0.279% due 10/25/2036		130	129

Total Asset-Backed Securities (Cost $6,595)			6,258

SOVEREIGN ISSUES 1.4%

Brazil Government International Bond
8.000% due 01/15/2018		534	624

Export-Import Bank of China
4.875% due 07/21/2015		100	106

Korea Development Bank
4.375% due 08/10/2015		700	711

Mexico Government International Bond
5.950% due 03/19/2019		300	326

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012		1,000	1,005
2.375% due 03/26/2012		600	611

Total Sovereign Issues (Cost $3,179)			3,383

FOREIGN CURRENCY-DENOMINATED ISSUES 6.7%

Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,000	1,986

Brazil Government International Bond
10.250% due 01/10/2028	BRL	600	342

Canada Government Bond
2.000% due 12/01/2014	CAD	1,000	950

Citigroup, Inc.
4.750% due 02/10/2019	EUR	1,000	1,279

Fortis Bank Nederland NV
3.000% due 04/17/2012		100	139

France Government Bond
3.500% due 04/25/2020		300	408

France Treasury Notes
2.500% due 01/15/2015		400	546

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	3,972

JPMorgan Chase & Co.
0.957% due 09/26/2013		1,500	1,982

KeyCorp
0.860% due 11/22/2010		1,500	1,955

36	PIMCO Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	400	$558

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		1,000	851

SLM Corp.
2.750% due 03/15/2011	CHF	700	658

Swedbank AB
3.625% due 12/02/2011	EUR	100	140

Total Foreign Currency-Denominated Issues (Cost $16,223)			15,766

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.5%

American International Group, Inc.
8.500% due 08/01/2011		44,400	454

Motors Liquidation Co.
5.250% due 03/06/2032		80,000	692

Total Convertible Preferred Securities (Cost $531)			1,146

PREFERRED STOCKS 0.8%

DG Funding Trust
2.501% due 12/31/2049		243	1,981

Total Preferred Stocks (Cost $2,585)			1,981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 20.9%

REPURCHASE AGREEMENTS 1.4%

Goldman Sachs & Co.
0.140% due 04/05/2010	$1,000	$1,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $1,033. Repurchase proceeds are $1,000.)

Greenwich Capital Markets, Inc.
0.120% due 04/07/2010	96	96
(Dated 03/11/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $96. Repurchase proceeds are $96.)

JPMorgan Chase Bank N.A.
0.140% due 04/08/2010	668	668
(Dated 03/26/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $674. Repurchase proceeds are $668.)
0.150% due 04/07/2010	196	196
(Dated 03/19/2010. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $192. Repurchase proceeds are $196.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$1,310	$1,310
(Dated 03/31/2010. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $1,337. Repurchase proceeds are $1,310.)

		3,270

U.S. TREASURY BILLS 0.3%
0.203% due 08/26/2010 - 09/02/2010 (c)(f)	728	727

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 19.2%
	4,494,645	45,005

Total Short-Term Instruments (Cost $49,002)		49,002

Total Investments 114.1% (Cost $268,970)		$268,110

Written Options (h) (0.1%) (Premiums $869)		(263)

Other Assets and Liabilities (Net) (14.0%)		(32,934)

Net Assets 100.0%		$234,913

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $133,586 at a weighted average interest rate of 0.330%. On March 31, 2010, securities valued at $662 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $1,207 and cash of $22 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	83	$215
90-Day Eurodollar June Futures	Long	06/2010	346	665
90-Day Eurodollar March Futures	Long	03/2011	2	4
90-Day Eurodollar September Futures	Long	09/2010	56	95
Euro-Bobl June Futures	Long	06/2010	12	5
Euro-Bund 10-Year Bond June Futures	Long	06/2010	14	11
U.S. Treasury 2-Year Note June Futures	Long	06/2010	162	(24)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	6	(6)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	112	(92)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	7	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	17	14
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	1

				$890

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	1.750%	03/20/2013	0.621%	$1,300	$43	$0	$43
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.372%	300	12	0	12
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	1,500	(4)	0	(4)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	1,500	(26)	0	(26)
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	700	83	0	83
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	700	74	0	74
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	600	91	21	70

See Accompanying Notes	Annual Report	March 31, 2010	37

Schedule of Investments Fundamental IndexPLUS™ TR Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.363%	$800	$97	$0	$97
GMAC, Inc.	JPM	4.850%	09/20/2012	2.917%	500	23	0	23
International Lease Finance Corp.	JPM	5.000%	06/20/2010	1.833%	2,100	18	(52)	70
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	6	4	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
JSC Gazprom	BCLY	1.600%	12/20/2012	1.733%	1,800	2	0	2
JSC Gazprom	JPM	2.170%	02/20/2013	1.765%	1,000	14	0	14
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	400	6	0	6
MetLife, Inc.	GSC	1.000%	03/20/2015	1.898%	2,000	(80)	(121)	41
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	600	(3)	(13)	10
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	400	(2)	(9)	7
SLM Corp.	CITI	5.000%	12/20/2013	3.315%	1,600	93	(228)	321
SLM Corp.	JPM	4.300%	03/20/2013	3.038%	1,900	69	0	69
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	13	4	9
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	100	1	1	0
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	1,000	12	4	8

						$559	$(378)	$937

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$4,815	$(15)	$0	$(15)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	963	(2)	0	(2)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	2,990	47	0	47
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	675	10	0	10
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	1,543	23	0	23
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	964	13	0	13

					$76	$0	$76

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,400	$108	$(1)	$109
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	3,300	(40)	(60)	20
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	1	2	(1)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,900	40	0	40
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		3,200	71	(21)	92
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	10	1	9
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		600	29	2	27
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,700	1	1	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		700	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		500	1	0	1
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		300	1	1	0

38	PIMCO Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC	BRL	100	$1	$1	$0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	11,700	(74)	10	(84)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		2,100	(13)	1	(14)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,800	44	37	7
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		8,900	219	186	33
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		9,700	498	518	(20)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		7,600	390	428	(38)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	6,000	40	0	40
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	900	111	(14)	125
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		100	0	0	0
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		100	0	0	0
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		1,100	34	3	31
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		3,300	101	0	101
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,600	110	(2)	112
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	8,000	6	(1)	7
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		7,000	6	0	6
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		8,000	7	3	4

							$1,703	$1,100	$603

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	eRAFI 1000 Index	920,600	1-Month USD-LIBOR plus a specified spread	$97,096	02/28/2011	BCLY	$6,163
Receive	eRAFI 1000 Index	697,416	1-Month USD-LIBOR plus a specified spread	77,201	04/15/2010	CSFB	1,037
Receive	eRAFI 1000 Index	248,100	1-Month USD-LIBOR plus a specified spread	26,167	02/28/2011	CSFB	1,661
Receive	eRAFI 1000 Index	56,326	1-Month USD-LIBOR plus a specified spread	6,235	04/15/2010	MLP	84
Receive	eRAFI 1000 Index	68,744	1-Month USD-LIBOR plus a specified spread	7,610	07/15/2010	MLP	102
Receive	eRAFI 1000 Index	36,654	1-Month USD-LIBOR plus a specified spread	4,058	09/15/2010	MLP	55

							$9,102

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	105	$29	$17
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	2	1	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	97	23	4
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	9	10	5
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	62	25	22
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	45	18	27
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	1	1	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	9	17	8

				$124	$83

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	$3,800	$21	$15
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	3,800	22	24
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,000	94	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	100	1	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	100	1	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,000	3	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,000	6	5
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	400	4	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	400	4	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	3,000	30	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	4,500	12	12
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,500	24	24
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	15,000	125	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	2,100	14	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	2,100	17	14
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,300	8	2
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	3,500	20	2

See Accompanying Notes	Annual Report	March 31, 2010	39

Schedule of Investments Fundamental IndexPLUSTM TR Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$3,100	$22	$1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	13,000	188	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,000	38	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	2,000	16	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	5,500	43	37

							$713	$150

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,200	$11	$0
Call - OTC USD versus JPY		94.000	04/20/2010	2,200	10	19

					$21	$19

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,300	$11	$11

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	402	$41,300	$368
Sales	932	159,900	1,932
Closing Buys	(582)	(98,300)	(1,143)
Expirations	(422)	(18,000)	(288)
Exercised	0	0	0

Balance at 03/31/2010	330	$84,900	$869

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$17,000	$18,022	$18,134

(j)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	2,604	04/2010	JPM	$49	$0	$49
Buy	BRL	2,912	04/2010	GSC	0	(25)	(25)
Sell		2,912	04/2010	HSBC	0	(7)	(7)
Buy		2,912	06/2010	HSBC	7	0	7
Sell	CAD	389	04/2010	JPM	0	(10)	(10)
Sell	CHF	699	05/2010	DUB	0	(1)	(1)
Buy	CNY	219	08/2010	BCLY	0	(1)	(1)
Buy		286	08/2010	DUB	0	(1)	(1)
Buy		296	08/2010	HSBC	0	0	0
Buy		1,020	08/2010	JPM	0	(1)	(1)
Buy		557	08/2010	MSC	0	0	0
Buy		935	11/2010	BCLY	0	(2)	(2)
Buy		1,506	11/2010	CITI	0	(3)	(3)
Buy		3,894	11/2010	DUB	0	(9)	(9)
Buy		1,535	11/2010	MSC	0	(4)	(4)
Sell	EUR	165	04/2010	BCLY	1	0	1
Sell		3,285	04/2010	CITI	77	0	77
Sell		481	04/2010	GSC	8	0	8
Sell		5,202	04/2010	JPM	76	0	76
Sell		63	04/2010	RBC	1	0	1
Sell		298	04/2010	UBS	4	0	4
Sell	GBP	3,128	06/2010	RBS	0	(30)	(30)
Buy	IDR	203,400	10/2010	BOA	2	0	2
Buy		1,818,302	10/2010	CITI	13	0	13
Buy		203,400	10/2010	RBS	2	0	2
Buy		496,665	10/2010	UBS	3	0	3

40	PIMCO Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	5,838	04/2010	BCLY	$1	$0	$1
Sell		2,318	04/2010	BNP	0	0	0
Buy		5,932	04/2010	CITI	0	0	0
Sell		74,648	04/2010	CITI	16	0	16
Sell		11,452	04/2010	GSC	4	0	4
Sell		2,409	04/2010	UBS	0	0	0
Buy	KRW	10,000	07/2010	BCLY	0	0	0
Buy		20,783	07/2010	DUB	1	0	1
Buy		17,295	07/2010	MSC	1	0	1
Buy		239,381	08/2010	BCLY	9	0	9
Buy		41,397	08/2010	MSC	1	0	1
Buy		18,617	11/2010	BCLY	0	0	0
Buy		94,373	11/2010	BOA	3	0	3
Buy		242,850	11/2010	CITI	4	0	4
Buy		46,504	11/2010	DUB	1	0	1
Buy		23,460	11/2010	GSC	1	0	1
Buy		138,454	11/2010	JPM	1	0	1
Buy		92,088	11/2010	MSC	1	0	1
Sell	MXN	43	04/2010	BCLY	0	0	0
Sell		3,171	04/2010	HSBC	0	(6)	(6)
Buy		3,215	04/2010	MSC	10	0	10
Buy		3,171	09/2010	HSBC	5	0	5
Buy	MYR	278	06/2010	BCLY	5	0	5
Buy		278	06/2010	DUB	5	0	5
Buy		40	06/2010	MSC	1	0	1
Buy		478	10/2010	BCLY	5	0	5
Buy		69	10/2010	BOA	1	0	1
Buy		210	10/2010	CITI	2	0	2
Buy		22	10/2010	DUB	0	0	0
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		94	06/2010	CITI	0	0	0
Buy		113	06/2010	DUB	1	0	1
Buy		85	06/2010	UBS	1	0	1
Buy		40	09/2010	BCLY	0	0	0
Buy		29	09/2010	CITI	0	0	0
Buy		25	09/2010	GSC	0	0	0
Buy	TWD	1,003	06/2010	BOA	0	0	0
Buy		1,178	06/2010	DUB	0	0	0
Buy		1,296	06/2010	MSC	0	0	0
Buy		163	10/2010	BCLY	0	0	0
Buy		482	10/2010	CITI	0	0	0

					$330	$(101)	$229

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$68,432	$0	$68,432
U.S. Government Agencies	0	82,080	0	82,080
U.S. Treasury Obligations	0	7,159	0	7,159
Mortgage-Backed Securities	0	28,633	0	28,633
Foreign Currency-Denominated Issues	0	15,766	0	15,766
Short-Term Instruments	45,005	3,997	0	49,002
Other Investments +++	454	13,210	3,374	17,038

Investments, at value	$45,459	$219,277	$3,374	$268,110
Short Sales, at value	$0	$(18,134)	$0	$(18,134)
Financial Derivative Instruments ++++	$877	$10,708	$(11)	$11,574

Totals	$46,336	$211,851	$3,363	$261,550

See Accompanying Notes	Annual Report	March 31, 2010	41

Schedule of Investments Fundamental IndexPLUSTM TR Fund (Cont.)	March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$1,428	$1	$0	$(489)	$2,434	$3,374	$(489)

Financial Derivative Instruments ++++	$(63,107)	$(11)	$0	$0	$63,308	$(201)	$(11)	$0

Totals	$(63,107)	$1,417	$1	$0	$62,819	$2,233	$3,363	$(489)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$96	$0	$0	$0	$0	$96
Unrealized appreciation on foreign currency contracts	0	330	0	0	0	330
Unrealized appreciation on swap agreements	764	0	1,060	9,102	0	10,926

	$860	$330	$1,060	$9,102	$0	$11,352

Liabilities:
Written options outstanding	$232	$19	$0	$12	$0	$263
Unrealized depreciation on foreign currency contracts	0	101	0	0	0	101
Unrealized depreciation on swap agreements	161	0	47	0	0	208

	$393	$120	$47	$12	$0	$572

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$208	$0	$0	$0	$0	$208
Net realized gain (loss) on futures contracts, written options and swaps	19,569	0	(7,536)	92,843	0	104,876
Net realized gain on foreign currency transactions	0	22	0	0	0	22

	$19,777	$22	$(7,536)	$92,843	$0	$105,106

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(4,001)	$0	$0	$0	$0	$(4,001)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(9,969)	2	11,316	55,139	0	56,488
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,358	0	0	0	1,358

	$(13,970)	$1,360	$11,316	$55,139	$0	$53,845

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $890 as reported in the Notes to Schedule of Investments.

42	PIMCO Funds	See Accompanying Notes

Schedule of Investments International StocksPLUS® TR Strategy Fund (Unhedged)	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 25.3%

BANKING & FINANCE 18.5%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$100	$109

American Express Co.
7.000% due 03/19/2018	100	114

American Express Credit Corp.
5.875% due 05/02/2013	100	108

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	400	395
5.250% due 11/21/2011	100	105

American General Finance Corp.
6.900% due 12/15/2017	200	175

American International Group, Inc.
5.850% due 01/16/2018	300	279

ANZ National International Ltd.
6.200% due 07/19/2013	100	110

Bank of America Corp.
5.750% due 12/01/2017	200	205

Barclays Bank PLC
6.050% due 12/04/2017	100	103

C10 Capital SPV Ltd.
6.722% due 12/31/2049	100	71

CIT Group, Inc.
7.000% due 05/01/2013	11	11
7.000% due 05/01/2014	16	15
7.000% due 05/01/2015	116	109
7.000% due 05/01/2016	27	25
7.000% due 05/01/2017	37	35

Citigroup Capital XXI
8.300% due 12/21/2077	900	916

Citigroup Funding, Inc.
1.299% due 05/07/2010	300	300

Citigroup, Inc.
0.400% due 05/18/2010	300	300
5.625% due 08/27/2012	100	105
6.000% due 08/15/2017	200	205
8.500% due 05/22/2019	100	117

Countrywide Financial Corp.
5.800% due 06/07/2012	200	213

Credit Agricole S.A.
0.302% due 05/28/2010	100	100

Deutsche Bank AG
1.050% due 02/17/2015	200	196

Dexia Credit Local
0.899% due 09/23/2011	200	201

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	500	517

GMAC, Inc.
6.750% due 12/01/2014	625	622
6.875% due 08/28/2012	200	202

Goldman Sachs Group, Inc.
6.750% due 10/01/2037	1,200	1,202

HSBC Holdings PLC
6.500% due 05/02/2036	200	207

International Lease Finance Corp.
5.400% due 02/15/2012	1,200	1,181

JPMorgan Chase & Co.
6.000% due 01/15/2018	100	109

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	300	231

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	24
5.625% due 01/24/2013 (a)	500	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
5.800% due 01/13/2020	$300	$293
12.000% due 12/29/2049	300	335

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	400	432

Metropolitan Life Global Funding I
0.290% due 05/17/2010	200	200

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	107

Nordea Bank AB
4.875% due 01/27/2020	300	298

Northern Rock Asset Management PLC
5.625% due 06/22/2017	500	490

Pricoa Global Funding I
0.349% due 01/30/2012	100	98
0.451% due 09/27/2013	100	95
1.052% due 06/04/2010	400	400

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	106

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	800	817
6.990% due 10/29/2049	200	143

SLM Corp.
0.409% due 07/26/2010	300	296
0.549% due 01/27/2014	200	173

UBS AG
5.875% due 12/20/2017	100	104

UBS Preferred Funding Trust V
6.243% due 05/29/2049	700	637

Wells Fargo & Co.
7.980% due 03/29/2049	700	735

		14,796

INDUSTRIALS 4.9%

Amgen, Inc.
6.900% due 06/01/2038	400	461

AstraZeneca PLC
5.900% due 09/15/2017	100	112

Dell, Inc.
4.700% due 04/15/2013	200	215

Dow Chemical Co.
4.850% due 08/15/2012	300	318

HCA, Inc.
8.500% due 04/15/2019	800	864

International Business Machines Corp.
5.700% due 09/14/2017	400	444

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	300	322

Kraft Foods, Inc.
6.125% due 02/01/2018	100	110

Oracle Corp.
4.950% due 04/15/2013	300	326
5.750% due 04/15/2018	200	220

Philip Morris International, Inc.
6.375% due 05/16/2038	100	109

Rohm and Haas Co.
6.000% due 09/15/2017	100	106

Union Pacific Corp.
5.700% due 08/15/2018	200	211

UnitedHealth Group, Inc.
4.875% due 02/15/2013	100	107

		3,925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.9%

AT&T, Inc.
6.300% due 01/15/2038	$200	$203

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	400	438

Enel Finance International S.A.
6.800% due 09/15/2037	300	317

NGPL PipeCo LLC
6.514% due 12/15/2012	100	110

Verizon Communications, Inc.
5.250% due 04/15/2013	100	109

Verizon Wireless Capital LLC
5.250% due 02/01/2012	300	320

		1,497

Total Corporate Bonds & Notes (Cost $18,694)		20,218

MUNICIPAL BONDS & NOTES 2.0%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	104

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	400	410

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	214

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	101

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	100	100

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	100	104

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	200	199

Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	129

Total Municipal Bonds & Notes (Cost $1,515)		1,568

U.S. GOVERNMENT AGENCIES 18.3%
Fannie Mae
0.579% due 07/25/2037	539	536
0.609% due 07/25/2037	631	628
0.966% due 06/25/2037	596	594
0.968% due 03/25/2040	690	690
5.000% due 02/25/2017	11	11
5.500% due 02/01/2018 - 10/01/2036	1,791	1,901
6.000% due 10/01/2037 - 05/01/2038	3,026	3,219
6.500% due 10/01/2035 - 04/01/2040	1,315	1,426

Freddie Mac
0.930% due 08/15/2037	517	515
0.940% due 10/15/2037	133	133
0.950% due 05/15/2037 - 09/15/2037	617	615
4.250% due 09/15/2024	8	8
5.500% due 07/01/2038 - 05/01/2040	2,272	2,392

Ginnie Mae
6.000% due 08/15/2037	779	834

See Accompanying Notes	Annual Report	March 31, 2010	43

Schedule of Investments  International StocksPLUS® TR Strategy Fund (Unhedged)  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.430% due 05/01/2029	$291	$301
5.290% due 12/01/2027	83	89
5.490% due 03/01/2028	582	623
6.220% due 12/01/2028	94	103

Total U.S. Government Agencies (Cost $14,354)		14,618

U.S. TREASURY OBLIGATIONS 9.6%

U.S. Treasury Bonds
3.500% due 02/15/2039 (e)	1,400	1,133
4.750% due 02/15/2037	200	203
5.375% due 02/15/2031	300	332

U.S. Treasury Notes
0.875% due 01/31/2012 (e)	4,200	4,197
3.250% due 03/31/2017	1,100	1,098
3.625% due 02/15/2020	700	688

Total U.S. Treasury Obligations (Cost $7,817)		7,651

MORTGAGE-BACKED SECURITIES 5.0%

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	600	542

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	222	167

Bear Stearns Mortgage Funding Trust
0.299% due 02/25/2037	26	25

Countrywide Alternative Loan Trust
0.389% due 02/25/2047	188	101
1.471% due 02/25/2036	115	63

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	138	118
3.510% due 11/25/2034	84	71

Deutsche ALT-A Securities, Inc.
0.299% due 01/25/2047	18	17

Greenpoint Mortgage Funding Trust
0.309% due 01/25/2047	36	33

GS Mortgage Securities Corp. II
0.318% due 03/06/2020	122	118

GSR Mortgage Loan Trust
5.219% due 11/25/2035	66	60
6.000% due 03/25/2037	60	51

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	600	586
5.420% due 01/15/2049	300	289

JPMorgan Mortgage Trust
5.016% due 02/25/2035	39	39
5.750% due 01/25/2036	56	49

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	28	20

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	52	44

Morgan Stanley Capital I
0.289% due 10/15/2020	34	31
5.809% due 12/12/2049	500	493

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	92	57

Residential Accredit Loans, Inc.
1.831% due 09/25/2045	197	104

Structured Asset Mortgage Investments, Inc.
0.359% due 03/25/2037	112	60
0.479% due 07/19/2035	48	44

TBW Mortgage-Backed Pass-Through Certificates
0.339% due 01/25/2037	68	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020		$150	$132

WaMu Mortgage Pass-Through Certificates
0.869% due 12/25/2027		189	151
1.201% due 01/25/2047		67	40
1.471% due 02/25/2046		390	297

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035		78	76

Total Mortgage-Backed Securities (Cost $4,447)			3,938

ASSET-BACKED SECURITIES 1.6%

Asset-Backed Funding Certificates
0.289% due 01/25/2037		11	11

Bear Stearns Asset-Backed Securities Trust
0.319% due 06/25/2047		33	31

BNC Mortgage Loan Trust
0.329% due 05/25/2037		93	82

Citigroup Mortgage Loan Trust, Inc.
0.339% due 08/25/2036		185	153

Countrywide Asset-Backed Certificates
0.279% due 07/25/2037		160	154
0.279% due 06/25/2047		100	97
0.299% due 06/25/2047		19	18
0.309% due 06/25/2037		89	86
0.309% due 10/25/2047		87	83

First Franklin Mortgage Loan Asset-Backed Certificates
0.269% due 01/25/2038		8	8

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		100	100

GSAMP Trust
0.299% due 12/25/2036		81	53

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		98	91

MASTR Asset-Backed Securities Trust
0.279% due 01/25/2037		44	14
0.289% due 11/25/2036		26	26

Morgan Stanley ABS Capital I
0.269% due 01/25/2037		17	17
0.279% due 11/25/2036		22	21

Residential Asset Securities Corp.
0.299% due 02/25/2037		49	47

Securitized Asset-Backed Receivables LLC Trust
0.269% due 01/25/2037		113	108

Soundview Home Equity Loan Trust
0.309% due 06/25/2037		67	57

Specialty Underwriting & Residential Finance
0.289% due 01/25/2038		57	44

Total Asset-Backed Securities (Cost $1,459)			1,301

SOVEREIGN ISSUES 0.9%

Korea Development Bank
0.391% due 04/06/2010		500	500
4.375% due 08/10/2015		200	203

Total Sovereign Issues (Cost $700)			703

FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%

American International Group, Inc.
4.000% due 09/20/2011	EUR	100	136

Bear Stearns Cos. LLC
0.969% due 07/27/2012		100	133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government Bond
2.000% due 12/01/2014	CAD	600	$570

France Government Bond
3.500% due 04/25/2020	EUR	100	136

France Treasury Notes
2.500% due 01/15/2015		100	137

Goldman Sachs Group, Inc.
1.015% due 01/30/2017		400	491

KeyBank N.A.
0.785% due 11/21/2011		100	128

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	100	96

Republic of Germany
3.250% due 01/04/2020	EUR	700	959

Total Foreign Currency-Denominated Issues (Cost $2,804)			2,786

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.8%

Motors Liquidation Co.
5.250% due 03/06/2032		8,000	69

Wells Fargo & Co.
7.500% due 12/31/2049		600	586

Total Convertible Preferred Securities (Cost $606)			655

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.7%

REPURCHASE AGREEMENTS 5.2%

Barclays Capital, Inc.
0.010% due 04/01/2010		$3,000	3,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $3,060. Repurchase proceeds are $3,000.)
0.030% due 04/01/2010		1,000	1,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $1,024. Repurchase proceeds are $1,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010		138	138
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $145. Repurchase proceeds are $138.)

			4,138

U.S. TREASURY BILLS 1.3%
0.209% due 08/26/2010 (e)		1,044	1,043

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 28.2%
		2,251,070	22,540

Total Short-Term Instruments (Cost $27,723)			27,721

Total Investments 101.7% (Cost $80,119)			$81,159

Written Options (g) (0.1%) (Premiums $241)			(103)

Other Assets and Liabilities (Net) (1.6%)			(1,262)

Net Assets 100.0%			$79,794

44	PIMCO Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $6,072 at a weighted average interest rate of 0.161%. On March 31, 2010, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $291 and cash of $92 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	35	$43
90-Day Eurodollar June Futures	Long	06/2010	85	135
90-Day Eurodollar March Futures	Long	03/2011	1	2
90-Day Eurodollar September Futures	Long	09/2010	33	17
Euro-Bobl June Futures	Long	06/2010	14	5
Euro-Bund 10-Year Bond June Futures	Long	06/2010	7	4
U.S. Treasury 2-Year Note June Futures	Long	06/2010	20	(2)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	1	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	55	(41)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	2	1
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	7	3
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	2	1

				$167

(f)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	$600	$(2)	$0	$(2)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	500	(8)	0	(8)
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.018%	100	0	0	0
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	300	2	(3)	5
SLM Corp.	BOA	5.000%	12/20/2010	1.340%	100	3	(10)	13
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	100	1	0	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	500	8	3	5

						$4	$(10)	$14

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$386	$6	$0	$6
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	193	3	0	3

					$10	$0	$10

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2010	45

Schedule of Investments International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	400	$(5)	$(7)	$2
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		700	1	0	1
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		500	1	1	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		300	4	0	4
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		400	9	(3)	12
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,200	0	1	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		500	0	1	(1)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		1,100	5	2	3
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		100	0	0	0
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	100	(1)	0	(1)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		1,300	(8)	1	(9)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$500	13	10	3
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		2,400	63	50	13
Pay	3-Month USD-LIBOR	4.000%	06/17/2014	CITI		900	68	58	10
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		1,100	57	63	(6)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	800	5	0	5
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	100	12	(2)	14
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		100	0	0	0
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		100	0	0	0
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		1,400	43	5	38
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		300	9	1	8
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		400	12	0	12
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI	MXN	8,000	8	0	8
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		5,000	5	0	5
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		8,000	8	0	8

							$318	$190	$128

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index	482,178	3-Month USD-LIBOR less a specified spread	$27,002	09/30/2010	CSFB	$0
Receive	iShares MSCI EAFE Index	54,137	1-Month USD-LIBOR plus a specified spread	2,993	04/14/2010	MLP	39
Pay	iShares MSCI EAFE Index	50,280	3-Month USD-LIBOR less a specified spread	2,800	06/30/2010	MLP	(15)
Receive	iShares MSCI EAFE Index	910,039	3-Month USD-LIBOR less a specified spread	50,680	06/30/2010	MLP	264

							$288

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(g)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	25	$7	$4
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	5	1	0
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	3	3	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	11	4	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	14	6	8
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	5	3	1
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	3	6	2

				$30	$21

46	PIMCO Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	$1,800	$17	$4
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	4,500	31	5
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,500	15	4
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,300	9	5
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,300	10	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	400	2	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	4,400	27	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,300	31	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	2,500	12	7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,200	29	23
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	1,700	13	12

							$200	$71

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,300	$11	$11

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	5	$1,600	$12
Sales	313	40,300	442
Closing Buys	(244)	(11,300)	(201)
Expirations	(8)	(1,000)	(12)
Exercised	0	0	0

Balance at 03/31/2010	66	$29,600	$241

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	286	04/2010	JPM	$6	$0	$6
Buy	BRL	1,183	04/2010	GSC	0	(10)	(10)
Sell		1,183	04/2010	HSBC	0	(3)	(3)
Buy		1,183	06/2010	HSBC	3	0	3
Sell	CAD	520	04/2010	JPM	0	(13)	(13)
Buy	CHF	53	05/2010	DUB	0	0	0
Buy	CNY	122	08/2010	HSBC	0	0	0
Buy		5,094	08/2010	JPM	0	(3)	(3)
Buy		231	08/2010	MSC	0	0	0
Buy		40	11/2010	BCLY	0	0	0
Buy		66	11/2010	CITI	0	0	0
Buy		165	11/2010	DUB	0	(1)	(1)
Buy		66	11/2010	MSC	0	0	0
Sell	EUR	451	04/2010	CITI	11	0	11
Buy		236	04/2010	GSC	0	(9)	(9)
Sell		785	04/2010	GSC	14	0	14
Sell		604	04/2010	JPM	33	0	33
Sell	GBP	107	06/2010	RBS	0	(1)	(1)
Buy	IDR	101,700	10/2010	BOA	1	0	1
Buy		504,496	10/2010	CITI	4	0	4
Buy		101,700	10/2010	RBS	1	0	1
Buy		99,333	10/2010	UBS	1	0	1
Buy		390,920	11/2010	BCLY	1	0	1
Buy		389,200	11/2010	CITI	1	0	1
Buy		146,255	11/2010	DUB	0	0	0
Buy		295,200	11/2010	HSBC	0	0	0
Sell	JPY	29,783	04/2010	GSC	11	0	11
Buy		29,603	04/2010	MSC	0	(9)	(9)
Buy	KRW	21,000	07/2010	BCLY	1	0	1
Buy		41,954	07/2010	DUB	2	0	2
Buy		34,862	07/2010	MSC	1	0	1
Buy		83,446	08/2010	MSC	3	0	3
Buy		37,527	11/2010	BCLY	1	0	1
Buy		30,114	11/2010	BOA	1	0	1

See Accompanying Notes	Annual Report	March 31, 2010	47

Schedule of Investments International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	67,048	11/2010	CITI	$1	$0	$1
Buy		11,626	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		34,614	11/2010	JPM	0	0	0
Buy		23,022	11/2010	MSC	0	0	0
Sell	MXN	3,258	04/2010	HSBC	0	(6)	(6)
Buy		3,258	04/2010	JPM	19	0	19
Buy		3,258	09/2010	HSBC	6	0	6
Buy	MYR	70	06/2010	BCLY	1	0	1
Buy		70	06/2010	DUB	1	0	1
Buy		8	06/2010	MSC	0	0	0
Buy		136	10/2010	BCLY	1	0	1
Buy		31	10/2010	CITI	0	0	0
Buy		13	10/2010	DUB	0	0	0
Buy	SGD	69	06/2010	CITI	0	(1)	(1)
Buy		14	06/2010	DUB	0	0	0
Buy		14	06/2010	UBS	0	0	0
Buy		46	09/2010	BCLY	0	0	0
Buy		34	09/2010	CITI	0	0	0
Buy		29	09/2010	GSC	0	0	0
Buy	TWD	191	06/2010	BOA	0	0	0
Buy		224	06/2010	DUB	0	0	0
Buy		247	06/2010	MSC	0	0	0
Buy		31	10/2010	BCLY	0	0	0
Buy		92	10/2010	CITI	0	0	0

					$125	$(56)	$69

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$20,218	$0	$20,218
U.S. Government Agencies	0	14,618	0	14,618
U.S. Treasury Obligations	0	7,651	0	7,651
Mortgage-Backed Securities	0	3,938	0	3,938
Short-Term Instruments	22,540	5,181	0	27,721
Other Investments +++	586	6,427	0	7,013

Investments, at value	$23,126	$58,033	$0	$81,159
Financial Derivative Instruments ++++	$163	$421	$(11)	$573

Totals	$23,289	$58,454	$(11)	$81,732

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$9	$(11)	$0	$0	$3	$(12)	$(11)	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

48	PIMCO Funds	See Accompanying Notes

March 31, 2010

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$38	$0	$0	$0	$0	$38
Unrealized appreciation on foreign currency contracts	0	125	0	0	0	125
Unrealized appreciation on swap agreements	146	0	34	303	0	483

	$184	$125	$34	$303	$0	$646

Liabilities:
Written options outstanding	$99	$0	$0	$4	$0	$103
Unrealized depreciation on foreign currency contracts	0	56	0	0	0	56
Unrealized depreciation on swap agreements	18	0	10	15	0	43

	$117	$56	$10	$19	$0	$202

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$48	$0	$0	$0	$0	$48
Net realized gain (loss) on futures contracts, written options and swaps	2,448	0	(855)	24,298	0	25,891
Net realized (loss) on foreign currency transactions	0	(110)	0	0	0	(110)

	$2,496	$(110)	$(855)	$24,298	$0	$25,829

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(169)	$0	$0	$0	$0	$(169)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(506)	0	1,099	(2,643)	0	(2,050)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	297	0	0	0	297

	$(675)	$297	$1,099	$(2,643)	$0	$(1,922)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $167 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	49

Schedule of Investments  International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%

Daimler Finance North America LLC
4.230% due 08/03/2012	$725	$725

Georgia-Pacific Corp.
2.240% due 12/23/2012	388	384
2.251% due 12/20/2012	66	66

Total Bank Loan Obligations (Cost $1,156)		1,175

CORPORATE BONDS & NOTES 23.5%

BANKING & FINANCE 15.1%

American Express Co.
6.150% due 08/28/2017	1,200	1,297

American Express Credit Corp.
1.629% due 05/27/2010	1,600	1,603

American International Group, Inc.
4.950% due 03/20/2012	700	715
5.850% due 01/16/2018	3,000	2,791
8.250% due 08/15/2018	5,900	6,200

Bank of America Corp.
5.650% due 05/01/2018	400	405

Barclays Bank PLC
6.050% due 12/04/2017	1,600	1,652
7.434% due 09/29/2049	600	600
10.179% due 06/12/2021	1,040	1,360

Capital One Financial Corp.
6.750% due 09/15/2017	1,600	1,770

General Electric Capital Corp.
6.375% due 11/15/2067	200	189

Goldman Sachs Group, Inc.
0.701% due 03/22/2016	400	380

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017 (a)	1,800	9
6.875% due 05/02/2018 (a)	200	48

Lloyds TSB Bank PLC
12.000% due 12/29/2049	2,400	2,679

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	700	696
0.711% due 01/15/2015	3,900	3,637
6.050% due 08/15/2012	400	428

Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	215

Royal Bank of Scotland Group PLC
7.640% due 03/29/2049	1,900	1,207

UBS AG
1.173% due 06/19/2010	2,000	2,004
1.352% due 02/23/2012	1,000	1,005
5.875% due 12/20/2017	2,600	2,696

Wachovia Mortgage FSB
0.351% due 03/22/2011	1,100	1,100

		34,686

INDUSTRIALS 5.9%

Altria Group, Inc.
9.250% due 08/06/2019	1,800	2,191

America Movil SAB de C.V.
6.125% due 03/30/2040	1,400	1,375

Gaz Capital S.A.
8.146% due 04/11/2018	700	793

Goodrich Corp.
6.290% due 07/01/2016	2,100	2,331

Loews Corp.
5.250% due 03/15/2016	2,800	2,922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nabors Industries, Inc.
6.150% due 02/15/2018	$2,000	$2,134

Steel Dynamics, Inc.
7.375% due 11/01/2012	1,700	1,776

		13,522

UTILITIES 2.5%

British Telecommunications PLC
9.125% due 12/15/2010	2,300	2,429

Embarq Corp.
6.738% due 06/01/2013	2,000	2,178

Sprint Capital Corp.
7.625% due 01/30/2011	1,100	1,137

		5,744

Total Corporate Bonds & Notes (Cost $53,217)		53,952

MUNICIPAL BONDS & NOTES 0.3%

California State Palomar Community College District General Obligation Bonds, (FSA Insured), Series 2007
4.750% due 05/01/2032	100	100

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	510

Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	202

Total Municipal Bonds & Notes (Cost $971)		812

U.S. GOVERNMENT AGENCIES 19.0%
Fannie Mae
0.349% due 03/25/2034	21	20
0.359% due 03/25/2036	1,685	1,530
0.479% due 06/25/2044	7	7
0.579% due 09/25/2042	488	478
1.625% due 11/25/2023	167	166
1.750% due 04/25/2024	141	143
2.314% due 08/01/2035	528	538
2.567% due 09/01/2035	732	754
2.675% due 10/01/2035	437	451
2.699% due 02/01/2035	265	269
2.761% due 07/01/2032	24	25
2.835% due 11/01/2034	569	596
2.984% due 09/01/2031	2	2
3.063% due 10/01/2035	424	438
3.261% due 10/01/2035	372	387
3.263% due 08/01/2036	690	717
3.328% due 03/01/2036	1,598	1,639
3.421% due 07/01/2035	923	961
3.785% due 08/01/2010	350	350
4.500% due 06/01/2010 - 12/01/2039	2,448	2,467
4.855% due 02/01/2034	384	400
5.000% due 03/01/2040	1,000	1,039
5.500% due 02/01/2024 - 04/01/2036	18,763	19,841
6.000% due 09/01/2017 - 09/01/2037	1,087	1,156
6.500% due 11/01/2036 - 10/01/2037	2,006	2,179
7.500% due 12/01/2014	65	69

Freddie Mac
0.430% due 10/15/2020	462	461
1.681% due 10/25/2044	146	140
1.881% due 07/25/2044	710	682
5.251% due 09/01/2035	129	134
5.500% due 03/15/2017 - 08/15/2030	107	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.650% due 03/16/2032	$29	$29
3.125% due 11/20/2024	78	79
5.500% due 09/15/2035 - 04/01/2040	1,174	1,244
6.000% due 05/15/2038 - 10/15/2038	838	896
6.500% due 04/15/2031 - 11/15/2038	751	816

Small Business Administration
5.680% due 06/01/2028	2,176	2,367

Total U.S. Government Agencies (Cost $41,989)		43,581

U.S. TREASURY OBLIGATIONS 27.9%

U.S. Treasury Bonds
4.250% due 05/15/2039 (e)	5,100	4,727
4.375% due 02/15/2038	400	381
4.500% due 08/15/2039	900	869
5.500% due 08/15/2028	500	560
7.250% due 08/15/2022	1,000	1,300
7.500% due 11/15/2024	1,000	1,343
7.625% due 11/15/2022	200	268
7.875% due 02/15/2021	5,700	7,667
8.000% due 11/15/2021	400	545
8.125% due 05/15/2021	2,400	3,287

U.S. Treasury Notes
1.000% due 07/31/2011 (h)	372	374
2.375% due 09/30/2014 (h)	12,300	12,307
2.750% due 11/30/2016	7,400	7,195
3.000% due 08/31/2016	2,000	1,985
3.000% due 02/28/2017	400	394
3.125% due 10/31/2016 (h)	5,200	5,182
3.250% due 12/31/2016	5,400	5,407
3.625% due 02/15/2020	10,500	10,324

Total U.S. Treasury Obligations (Cost $64,885)		64,115

MORTGAGE-BACKED SECURITIES 12.2%

American General Mortgage Loan Trust
5.150% due 03/25/2040	1,900	1,900

American Home Mortgage Assets
0.419% due 05/25/2046	1,790	949
0.439% due 10/25/2046	668	336

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049	690	678

Banc of America Funding Corp.
6.030% due 01/20/2047	142	99

Banc of America Mortgage Securities, Inc.
0.679% due 01/25/2034	58	55

Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 08/25/2035	381	355
5.394% due 05/25/2047	1,882	1,307

Bear Stearns Alt-A Trust
3.478% due 05/25/2035	354	252
5.158% due 09/25/2035	434	321
5.198% due 08/25/2036	900	268

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	419	259

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	274	273

Citigroup Mortgage Loan Trust, Inc.
4.248% due 08/25/2035	458	405
4.700% due 12/25/2035	1,054	966
5.969% due 09/25/2037	1,805	1,231

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	950	973
5.886% due 11/15/2044	500	501

50	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.424% due 12/20/2046	$1,933	$1,000
0.439% due 03/20/2046	1,368	712
0.439% due 07/20/2046	1,913	757
4.909% due 06/25/2037	2,426	1,413

Countrywide Home Loan Mortgage Pass-Through Trust
0.519% due 04/25/2035	274	157
0.549% due 03/25/2035	207	123

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 06/25/2033	205	175

Downey Savings & Loan Association Mortgage Loan Trust
0.489% due 08/19/2045	1,040	635
2.539% due 07/19/2044	89	59

First Horizon Alternative Mortgage Securities
2.389% due 03/25/2035	203	140

First Horizon Asset Securities, Inc.
5.343% due 08/25/2035	87	77

First Republic Mortgage Loan Trust
0.580% due 11/15/2031	98	83

Greenpoint Mortgage Funding Trust
0.409% due 01/25/2037	1,590	908

GSR Mortgage Loan Trust
2.954% due 09/25/2035	342	316

GSRPM Mortgage Loan Trust
0.929% due 01/25/2032	9	8

Harborview Mortgage Loan Trust
0.469% due 03/19/2036	1,188	662

Homebanc Mortgage Trust
5.837% due 04/25/2037	900	478

Indymac Index Mortgage Loan Trust
0.529% due 06/25/2037	606	225
2.948% due 12/25/2034	56	41

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	210	206

JPMorgan Mortgage Trust
5.016% due 02/25/2035	274	272

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	227	164

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	49	36
1.229% due 10/25/2035	72	58

Morgan Stanley Capital I
0.289% due 10/15/2020	987	909
5.880% due 06/11/2049	100	99

Residential Accredit Loans, Inc.
0.439% due 04/25/2046	1,588	634
0.629% due 03/25/2033	106	91

Residential Asset Securitization Trust
0.579% due 10/25/2018	1,304	1,182
0.629% due 05/25/2033	131	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035		$267	$126

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035		307	260
0.509% due 02/25/2036		705	408

WaMu Mortgage Pass-Through Certificates
0.539% due 01/25/2045		186	144
0.549% due 01/25/2045		183	142
1.171% due 03/25/2047		976	572
5.396% due 02/25/2037		256	180

Wells Fargo Mortgage-Backed Securities Trust
3.049% due 07/25/2035		795	793
3.091% due 12/25/2034		407	396
3.228% due 05/25/2035		197	170
4.500% due 11/25/2018		737	743
5.215% due 04/25/2036		1,326	1,204

Total Mortgage-Backed Securities (Cost $33,626)			28,000

ASSET-BACKED SECURITIES 2.1%

Access Group, Inc.
1.549% due 10/27/2025		2,215	2,290

Aurum CLO 2002-1 Ltd.
0.681% due 04/15/2014		898	865

Bear Stearns Asset-Backed Securities Trust
4.281% due 10/25/2036		1,476	1,053

GE-WMC Mortgage Securities LLC
0.269% due 08/25/2036		17	6

GSAMP Trust
0.319% due 11/25/2035		91	12

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		186	157

Structured Asset Securities Corp.
4.900% due 04/25/2035		588	442

Total Asset-Backed Securities (Cost $5,445)			4,825

SOVEREIGN ISSUES 0.5%

Qatar Government International Bond
4.000% due 01/20/2015		1,200	1,228

Total Sovereign Issues (Cost $1,198)			1,228

FOREIGN CURRENCY-DENOMINATED ISSUES 10.3%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	799

Canada Government Bond
3.500% due 01/13/2020	EUR	1,500	2,076

Fortis Bank Nederland NV
1.246% due 06/10/2011		500	676

France Government Bond
3.750% due 10/25/2019		3,100	4,332

General Electric Capital Corp.
6.500% due 09/15/2067	GBP	1,800	2,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
0.803% due 06/09/2011	EUR	300	$406

Magnolia Funding Ltd.
3.000% due 04/20/2017		600	815

Republic of Germany
1.000% due 03/16/2012		4,000	5,407
3.750% due 01/04/2019		2,700	3,857

SMFG Preferred Capital GBP 2 Ltd.
10.231% due 07/29/2049	GBP	1,600	2,821

Total Foreign Currency-Denominated Issues (Cost $25,033)			23,611

		SHARES
PREFERRED STOCKS 0.0%

Fannie Mae
8.250% due 12/31/2049 (b)		13,000	17

Total Preferred Stocks (Cost $325)			17

EXCHANGE-TRADED FUNDS 4.2%

iShares MSCI EAFE
Index Fund (Cost $10,076)		172,236	9,645

Total Exchange-Traded Funds			9,645

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2010		$490	490

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $500. Repurchase proceeds are $490.)

U.S. TREASURY BILLS 0.8%
0.197% due 08/26/2010 - 09/02/2010 (c)(e)(f)		1,880	1,878

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 10.9%
		2,496,930	25,002

Total Short-Term Instruments (Cost $27,370)			27,370

Total Investments 112.4% (Cost $265,291)			$258,331

Written Options (j) (0.1%) (Premiums $948)			(161)

Other Assets and Liabilities (Net) (12.3%)			(28,259)

Net Assets 100.0%			$229,911

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,494 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	Securities with an aggregate market value of $570 have been pledged as collateral for delayed-delivery mortgage-backed securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.

See Accompanying Notes	Annual Report	March 31, 2010	51

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(g)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $146,717 at a weighted average interest rate of 0.374%. On March 31, 2010, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $775 and cash of $280 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2010	96	$62
90-Day Euribor June Futures	Long	06/2010	125	338
90-Day Eurodollar December Futures	Long	12/2010	55	23
Euro-Bobl June Futures	Long	06/2010	96	39
Euro-Bund 10-Year Bond June Futures	Long	06/2010	33	13

				$475

(i)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Capital One Financial Corp.	DUB	(1.000%	)	09/20/2017	1.149%		$1,600	$15	$25	$(10)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.904%		300	(2)	(6)	4
Embarq Corp.	BOA	(1.370%	)	03/20/2014	1.020%		100	(1)	0	(1)
Embarq Corp.	DUB	(1.250%	)	03/20/2014	1.020%		300	(3)	0	(3)
Embarq Corp.	DUB	(1.270%	)	03/20/2014	1.020%		600	(6)	0	(6)
Embarq Corp.	DUB	(1.425%	)	03/20/2014	1.020%		500	(8)	0	(8)
Embarq Corp.	MSC	(1.300%	)	03/20/2014	1.020%		200	(2)	0	(2)
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.632%		2,100	15	0	15
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	0.791%		1,000	(76)	0	(76)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.659%		2,300	48	0	48
Nabors Industries, Inc.	CITI	(1.050%	)	03/20/2018	1.484%		2,000	58	0	58
UBS AG	BCLY	(1.900%	)	12/20/2013	0.731%	EUR	900	(52)	0	(52)
UBS AG	BCLY	(2.200%	)	03/20/2014	0.756%		1,000	(76)	0	(76)
UBS AG	DUB	(2.200%	)	03/20/2014	0.756%		600	(45)	0	(45)

								$(135)	$19	$(154)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	DUB	5.000%	06/20/2010	0.911%	$2,800	$30	$(98)	$128
Goldman Sachs Group, Inc.	BCLY	1.000%	03/20/2012	0.782%	500	2	0	2
Goldman Sachs Group, Inc.	DUB	1.000%	03/20/2011	0.573%	500	2	1	1
Russia Government International Bond	CITI	1.000%	12/20/2010	0.552%	900	3	0	3
Russia Government International Bond	GSC	1.000%	12/20/2010	0.552%	1,400	5	1	4
Sprint Nextel Corp.	GSC	5.000%	09/20/2010	2.271%	500	7	6	1

						$49	$(90)	$139

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-5 7-Year Index 10-15%	MSC	(0.142%	)	12/20/2012	$7,800	$173	$0	$173
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017	1,355	40	18	22
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017	3,001	87	50	37
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017	2,033	60	50	10
CDX.IG-9 10-Year Index	RBS	(0.800%	)	12/20/2017	871	26	13	13

						$386	$131	$255

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE AAA 06-2 Index	GSC	0.110%	05/25/2046	$986	$(491)	$(321)	$(170)
CDX.IG-5 10-Year Index 10-15%	MSC	0.463%	12/20/2015	5,600	(606)	0	(606)
CDX.IG-7 10-Year Index	GSC	0.650%	12/20/2016	2,506	(86)	(200)	114

					$(1,183)	$(521)	$(662)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

52	PIMCO Funds	See Accompanying Notes

March 31, 2010

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM	BRL	2,500	$4	$5	$(1)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		2,700	3	5	(2)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		400	5	3	2
Pay	1-Year BRL-CDI	11.650%	01/02/2012	MLP		400	4	3	1
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		900	10	7	3
Pay	1-Year BRL-CDI	11.670%	01/02/2012	MLP		2,700	30	20	10
Pay	1-Year BRL-CDI	11.670%	01/02/2012	MSC		2,200	24	16	8
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		10,700	(14)	(6)	(8)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		1,700	(2)	0	(2)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		5,700	6	13	(7)

							$70	$66	$4

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index	1,754,431	3-Month USD-LIBOR less a specified spread	$98,248	09/30/2010	CSFB	$0
Receive	iShares MSCI EAFE Index	1,140,000	3-Month USD-LIBOR less a specified spread	63,452	06/30/2010	DUB	364
Pay	iShares MSCI EAFE Index	150,481	3-Month USD-LIBOR less a specified spread	8,380	06/30/2010	MLP	(44)
Receive	iShares MSCI EAFE Index	1,193,221	3-Month USD-LIBOR less a specified spread	66,451	06/30/2010	MLP	347

							$667

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	92	$30	$15
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	8	9	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	99	29	35
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	4	2	1
Put - CME 1-Year Mid-Curve Eurodollar September Futures	97.375	09/10/2010	111	36	30
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	8	15	7

				$121	$92

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	$100	$1	$0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,100	14	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	15,000	155	5
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	19,600	409	7
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	15,800	132	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	2,900	17	3
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,400	24	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	200	1	0

							$753	$16

See Accompanying Notes	Annual Report	March 31, 2010	53

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC iTraxx Europe 12 Index	GSC	Buy	0.700%	06/16/2010	EUR	3,200	$8	$11
Put - OTC iTraxx Europe 12 Index	GSC	Sell	1.400%	06/16/2010		3,200	8	2
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010		$4,300	9	11
Call - OTC iTraxx Europe 12 Index	JPM	Buy	0.700%	06/16/2010	EUR	1,900	4	7
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010		$4,300	9	2
Put - OTC iTraxx Europe 12 Index	JPM	Sell	1.400%	06/16/2010	EUR	1,900	3	1

							$41	$34

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,200	$17	$0
Call - OTC USD versus JPY		94.000	04/20/2010	2,200	16	19

					$33	$19

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	66	$22,200	EUR	0	$198
Sales	617	106,700		10,200	1,248
Closing Buys	(176)	(6,900)		0	(140)
Expirations	(185)	(50,900)		0	(358)
Exercised	0	0		0	0

Balance at 03/31/2010	322	$71,100	EUR	10,200	$948

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	12/01/2099	$1,000	$967	$966
Fannie Mae	5.000%	03/01/2040	1,000	1,033	1,039
Fannie Mae	5.500%	04/01/2025	5,000	5,342	5,345
Fannie Mae	5.500%	05/01/2040	23,000	24,179	24,143
Fannie Mae	6.000%	05/01/2040	30,000	31,926	32,001
Fannie Mae	6.500%	04/01/2040	2,000	2,133	2,167
Freddie Mac	5.500%	04/01/2040	6,000	6,341	6,335
Ginnie Mae	5.500%	04/01/2040	1,000	1,057	1,059
Ginnie Mae	5.500%	05/01/2040	2,650	2,795	2,792

				$75,773	$75,847

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	42,750	04/2010	JPM	$0	$(801)	$(801)
Buy	BRL	347	04/2010	BCLY	4	0	4
Buy		352	04/2010	CITI	4	0	4
Buy		444	04/2010	DUB	6	0	6
Sell		1,524	04/2010	GSC	13	0	13
Buy		1,012	04/2010	HSBC	11	0	11
Sell		631	04/2010	HSBC	0	(1)	(1)
Buy		631	06/2010	HSBC	1	0	1
Sell	CAD	48	04/2010	JPM	0	(1)	(1)
Sell	CHF	18,242	05/2010	DUB	0	(38)	(38)
Buy	CLP	8,500	01/2011	JPM	0	(1)	(1)
Buy	CNY	9,490	06/2010	BCLY	0	(11)	(11)
Sell		17,237	06/2010	BOA	13	0	13
Buy		3,587	06/2010	CITI	0	(4)	(4)
Buy		2,508	06/2010	DUB	0	(3)	(3)
Buy		4,821	06/2010	HSBC	0	(3)	(3)
Buy		3,460	06/2010	JPM	0	(5)	(5)
Sell		3,314	06/2010	JPM	3	0	3
Sell		3,315	06/2010	MSC	3	0	3
Buy		239	11/2010	BCLY	0	0	0
Sell		8,318	11/2010	BCLY	2	0	2
Buy		17,237	11/2010	BOA	0	(29)	(29)
Sell		2,759	11/2010	BOA	0	0	0

54	PIMCO Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	5,386	11/2010	CITI	$2	$0	$2
Buy		3,307	11/2010	DUB	0	(7)	(7)
Sell		6,729	11/2010	DUB	1	0	1
Buy		6,095	11/2010	GSC	0	(13)	(13)
Buy		3,314	11/2010	JPM	0	(6)	(6)
Sell		7,671	11/2010	JPM	3	0	3
Buy		3,315	11/2010	MSC	0	(6)	(6)
Sell		2,643	11/2010	UBS	0	0	0
Buy		3,318	06/2011	HSBC	3	0	3
Buy		5,836	02/2012	BCLY	0	(2)	(2)
Buy		2,647	02/2012	BOA	0	0	0
Buy		7,490	02/2012	CITI	0	(2)	(2)
Buy		6,455	02/2012	DUB	0	(1)	(1)
Buy		7,361	02/2012	JPM	0	(3)	(3)
Buy		2,643	02/2012	UBS	0	(1)	(1)
Sell	DKK	10,168	05/2010	DUB	16	0	16
Sell	EUR	2,742	04/2010	BCLY	4	0	4
Sell		61,878	04/2010	BNP	702	0	702
Sell		633	04/2010	CSFB	0	(3)	(3)
Sell		4,047	04/2010	GSC	43	0	43
Sell		231	04/2010	JPM	4	0	4
Buy		2,483	04/2010	MSC	0	(114)	(114)
Sell		613	04/2010	RBC	7	0	7
Sell		117	04/2010	UBS	2	0	2
Sell		61,832	05/2010	RBS	145	0	145
Sell	GBP	34,325	04/2010	UBS	0	(346)	(346)
Sell	HKD	8,624	07/2010	HSBC	0	(1)	(1)
Sell		34,919	07/2010	JPM	0	(3)	(3)
Sell	JPY	350,000	04/2010	BCLY	0	0	0
Sell		3,815,471	04/2010	CITI	1,349	0	1,349
Sell		547,955	04/2010	RBS	163	0	163
Buy	KRW	235,460	11/2010	BCLY	7	0	7
Sell		240,282	11/2010	BCLY	0	(8)	(8)
Buy		45,111	11/2010	BOA	1	0	1
Buy		616,600	11/2010	CITI	11	0	11
Sell		234,521	11/2010	CITI	0	(7)	(7)
Buy		116,260	11/2010	DUB	2	0	2
Buy		58,650	11/2010	GSC	1	0	1
Buy		357,834	11/2010	JPM	4	0	4
Buy		241,731	11/2010	MSC	2	0	2
Sell		588,427	11/2010	RBS	0	(17)	(17)
Buy		695,632	11/2010	UBS	0	(3)	(3)
Sell	MXN	179	04/2010	HSBC	0	0	0
Buy		179	04/2010	JPM	1	0	1
Buy		179	09/2010	HSBC	0	0	0
Buy	MYR	1	06/2010	MSC	0	0	0
Buy		10	10/2010	CITI	0	0	0
Buy		4	10/2010	DUB	0	0	0
Sell	NOK	8,919	05/2010	DUB	18	0	18
Sell	NZD	395	04/2010	JPM	0	(8)	(8)
Sell		384	04/2010	RBS	0	(1)	(1)
Sell	SEK	42,253	05/2010	DUB	83	0	83
Sell	SGD	4,218	09/2010	JPM	1	0	1

					$2,635	$(1,449)	$1,186

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$53,952	$0	$53,952
U.S. Government Agencies	0	43,581	0	43,581
U.S. Treasury Obligations	0	64,115	0	64,115
Mortgage-Backed Securities	0	26,100	1,900	28,000
Foreign Currency-Denominated Issues	0	22,796	815	23,611
Short-Term Instruments	$25,002	$2,368	$0	$27,370
Other Investments +++	9,662	7,175	865	17,702

Investments, at value	$34,664	$220,087	$3,580	$258,331
Short Sales, at value	$0	$(75,847)	$0	$(75,847)
Financial Derivative Instruments ++++	$463	$1,319	$(33)	$1,749

Totals	$35,127	$145,559	$3,547	$184,233

See Accompanying Notes	Annual Report	March 31, 2010	55

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)	March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Mortgage-Backed Securities	$0	$1,900	$0	$0	$0	$0	$1,900	$0
Foreign Currency-Denominated Issues	0	803	0	0	12	0	815	13
Other Investments +++	1,172	(442)	0	0	135	0	865	80

Investments, at value	$1,172	$2,261	$0	$0	$147	$0	$3,580	$93
Financial Derivative Instruments ++++	$108	$(40)	$0	$0	$(101)	$0	$(33)	$7

Totals	$1,280	$2,221	$0	$0	$46	$0	$3,547	$100

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$57	$0	$0	$0	$0	$57
Unrealized appreciation on foreign currency contracts	0	2,635	0	0	0	2,635
Unrealized appreciation on swap agreements	24	0	633	711	0	1,368

	$81	$2,635	$633	$711	$0	$4,060

Liabilities:
Written options outstanding	$97	$19	$34	$11	$0	$161
Unrealized depreciation on foreign currency contracts	0	1,449	0	0	0	1,449
Unrealized depreciation on swap agreements	20	0	1,055	44	0	1,119

	$117	$1,468	$1,089	$55	$0	$2,729

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(32)	$708	$0	$0	$0	$676
Net realized gain (loss) on futures contracts, written options and swaps	(4,634)	0	1,823	106,915	0	104,104
Net realized (loss) on foreign currency transactions	0	(19,793)	0	0	0	(19,793)

	$(4,666)	$(19,085)	$1,823	$106,915	$0	$84,987

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$17	$(848)	$0	$0	$0	$(831)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	14,319	14	(7,612)	(15,091)	0	(8,370)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	7,522	0	0	0	7,522

	$14,336	$6,688	$(7,612)	$(15,091)	$0	$(1,679)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $475 as reported in the Notes to Schedule of Investments.

56	PIMCO Funds	See Accompanying Notes

Schedule of Investments RealEstateRealReturn Strategy Fund	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 8.4%

American Express Credit Corp.
5.875% due 05/02/2013	$300	$325

American Honda Finance Corp.
1.003% due 06/20/2011	1,000	1,000

American International Group, Inc.
5.850% due 01/16/2018	200	186
8.175% due 05/15/2068	1,100	938

Bank of Scotland PLC
0.312% due 12/08/2010	1,200	1,198

Barclays Bank PLC
6.050% due 12/04/2017	300	310
7.434% due 09/29/2049	100	100

Commonwealth Bank of Australia
0.538% due 09/17/2014	3,500	3,517

GATX Financial Corp.
5.800% due 03/01/2016	1,000	998

HSBC Finance Corp.
0.500% due 05/10/2010	1,000	1,000

LeasePlan Corp. NV
3.000% due 05/07/2012	400	414

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	100	24
6.875% due 05/02/2018 (a)	900	217
7.500% due 05/11/2038 (a)	5,000	25

Merna Reinsurance Ltd.
0.901% due 06/30/2012	300	297

Metropolitan Life Global Funding I
1.001% due 06/25/2010	1,000	1,002

Pacific Life Global Funding
5.150% due 04/15/2013	400	422

Pricoa Global Funding I
1.052% due 06/04/2010	1,000	1,001

Residential Reinsurance 2007 Ltd.
7.502% due 06/07/2010	400	402

Vita Capital III Ltd.
1.371% due 01/01/2012	300	289

Wells Fargo Capital XIII
7.700% due 12/29/2049	700	726

		14,391

INDUSTRIALS 0.1%

Gaz Capital S.A.
7.343% due 04/11/2013	200	218

Total Corporate Bonds & Notes (Cost $20,318)		14,609

MUNICIPAL BONDS & NOTES 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	80

Total Municipal Bonds & Notes (Cost $94)		80

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
1.671% due 09/01/2044 - 10/01/2044	122	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
6.346% due 09/01/2036	$700	$738
6.514% due 10/01/2036	835	880
6.611% due 07/01/2036	675	713

Total U.S. Government Agencies (Cost $2,374)		2,451

U.S. TREASURY OBLIGATIONS 95.0%

Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	5,032	5,034
1.375% due 01/15/2020	4,108	4,033
1.625% due 01/15/2015	3,518	3,679
1.625% due 01/15/2018	8,480	8,687
1.750% due 01/15/2028	9,102	8,591
1.875% due 07/15/2015	11,810	12,503
1.875% due 07/15/2019	12,381	12,736
2.000% due 07/15/2014 (f)	8,506	9,057
2.000% due 01/15/2016 (f)	8,842	9,393
2.000% due 01/15/2026	8,624	8,600
2.125% due 01/15/2019	5,550	5,850
2.125% due 02/15/2040	3,909	3,886
2.375% due 01/15/2025	14,258	14,933
2.375% due 01/15/2027	3,545	3,701
2.500% due 07/15/2016	9,441	10,328
2.500% due 01/15/2029	6,257	6,629
2.625% due 07/15/2017	5,331	5,867
3.375% due 04/15/2032	3,418	4,156
3.625% due 04/15/2028	11,253	13,742
3.875% due 04/15/2029	9,226	11,725

Total U.S. Treasury Obligations (Cost $161,971)		163,130

MORTGAGE-BACKED SECURITIES 3.4%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	210	200

BCAP LLC Trust
0.399% due 01/25/2037	503	259

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/2035	51	47
2.560% due 08/25/2035	88	82
2.810% due 03/25/2035	157	147
2.934% due 03/25/2035	49	47
3.558% due 01/25/2035	574	520

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	91	91

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	58	52
2.990% due 12/25/2035	42	38
3.075% due 03/25/2034	499	487
4.248% due 08/25/2035	102	90

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	100	100

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 06/25/2035	373	329

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	200	192

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	210	211

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	210	204

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	100	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035		$324	$297

Morgan Stanley Capital I
5.880% due 06/11/2049		330	327

Residential Asset Securitization Trust
0.629% due 01/25/2046		842	379
6.500% due 08/25/2036		1,000	604

Structured Adjustable Rate Mortgage Loan Trust
6.000% due 03/25/2036		1,092	793

Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/2045		210	213

Total Mortgage-Backed Securities (Cost $5,744)			5,803

ASSET-BACKED SECURITIES 0.3%

ARES CLO Funds
0.483% due 03/12/2018		495	470

Total Asset-Backed Securities (Cost $472)			470

FOREIGN CURRENCY-DENOMINATED ISSUES 2.8%

Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	1,100	1,046

Canada Government Bond
2.000% due 12/01/2014	CAD	3,000	2,851
2.500% due 06/01/2015		400	386

France Government
1.300% due 07/25/2019 (b)	EUR	200	278

Republic of Germany
4.250% due 07/04/2018		100	148

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		100	85

Total Foreign Currency-Denominated Issues (Cost $4,853)			4,794

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049		300	293

Total Convertible Preferred Securities (Cost $300)			293

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.2%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
1.109% due 03/22/2011		$1,500	1,499

REPURCHASE AGREEMENTS 0.5%

State Street Bank and Trust Co.
0.010% due 04/01/2010		927	927

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 05/06/2010 valued at $950. Repurchase proceeds are $927.)

U.S. TREASURY BILLS 0.2%
0.185% due 09/02/2010 (d)		310	310

See Accompanying Notes	Annual Report	March 31, 2010	57

Schedule of Investments RealEstateRealReturn Strategy Fund (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 8.6%
1,475,576	$14,775

Total Short-Term Instruments (Cost $17,512)	17,511

Total Investments 121.8% (Cost $213,638)	$209,141

Written Options (h) (0.1%) (Premiums $372)	(129)

Other Assets and Liabilities (Net) (21.7%)	(37,267)

Net Assets 100.0%	$171,745

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $310 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $126,966 at a weighted average interest rate of 0.442%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $199 and cash of $3 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	39	$25
90-Day Euribor June Futures	Long	06/2010	3	3
90-Day Eurodollar June Futures	Long	06/2011	31	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2010	26	13
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	6	1

				$41

(g)	Swap agreements outstanding on March 31, 2010:

Asset Swaps
Underlying Asset	Receive	Pay Floating Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
U.S. Treasury Inflation Indexed Bonds 0.875% due 04/15/2010	3-Month USD-LIBOR	Cash Flow from Underlying Asset	04/15/2010	BNP	$4,400	$(654)	$(641)	$(13)

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.826%	$1,000	$40	$0	$40

Credit Default Swaps on Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.752%	$1,000	$12	$12	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be

58	PIMCO Funds	See Accompanying Notes

March 31, 2010

made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	5,600	$253	$(10)	$263
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	64	(4)	68
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	1,700	(38)	(24)	(14)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		1,900	(20)	(17)	(3)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,900	92	13	79
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,300	63	3	60
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,300	0	1	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		2,400	1	3	(2)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		1,700	9	7	2

							$426	$(26)	$452

Total Return Swaps on Indices

Pay/ Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DWRTFT Index	15,000	1-Month USD-LIBOR less a specified spread	$57,448	05/28/2010	BCLY	$5,864
Pay	DWRTFT Index	259	1-Month USD-LIBOR less a specified spread	991	04/30/2010	MLP	(101)
Receive	DWRTFT Index	13,512	1-Month USD-LIBOR less a specified spread	51,751	04/30/2010	MLP	5,283
Receive	DWRTFT Index	12,209	1-Month USD-LIBOR less a specified spread	47,384	08/31/2010	MLP	4,753

							$15,799

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	17	$8	$3
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	17	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	16	6	6
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	1	0	0
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	17	3	2

				$23	$12

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	$1,100	$5	$3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,100	8	6
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	2,400	13	9
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	2,400	14	15
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,100	16	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,300	7	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,600	19	2
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,000	11	8
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,000	23	16
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	24	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,200	21	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	2,400	7	6
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	2,400	10	13
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	1
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,100	4	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,100	6	7
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,800	15	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,800	8	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	300	2	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	11	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	4	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	3,000	48	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	400	3	1

							$319	$95

See Accompanying Notes	Annual Report	March 31, 2010	59

Schedule of Investments RealEstateRealReturn Strategy Fund (Cont.)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$1,300	$10	$0
Call - OTC USD versus JPY		94.000	04/20/2010	1,300	9	11

					$19	$11

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,300	$11	$11

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	7	$25,400	$426
Sales	236	105,600	1,024
Closing Buys	(62)	(42,700)	(579)
Expirations	(113)	(41,200)	(499)
Exercised	0	0	0

Balance at 03/31/2010	68	$47,100	$372

(i)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,494	04/2010	JPM	$0	$(28)	$(28)
Buy	CAD	339	04/2010	BCLY	1	0	1
Sell		339	04/2010	BCLY	0	(1)	(1)
Buy		45	04/2010	CITI	2	0	2
Buy		187	04/2010	CSFB	1	0	1
Sell		31	04/2010	DUB	0	0	0
Sell		417	04/2010	JPM	0	(11)	(11)
Sell		281	04/2010	RBC	0	(1)	(1)
Sell		2,442	04/2010	RBS	20	0	20
Buy	CNY	1,289	06/2010	BCLY	0	0	0
Sell		878	06/2010	BOA	1	0	1
Buy		544	06/2010	CITI	0	0	0
Buy		233	06/2010	DUB	0	0	0
Buy		5,063	06/2010	HSBC	0	(4)	(4)
Sell		1,102	06/2010	JPM	1	0	1
Sell		1,554	06/2010	MSC	2	0	2
Buy		863	01/2011	BOA	0	(1)	(1)
Buy		1,527	01/2011	MSC	0	(2)	(2)
Sell	EUR	145	04/2010	CITI	2	0	2
Sell		1,566	04/2010	DUB	26	0	26
Buy		94	04/2010	GSC	0	(4)	(4)
Sell		789	04/2010	JPM	41	0	41
Sell		124	04/2010	MSC	1	0	1
Buy		1,412	04/2010	RBS	31	0	31
Sell	GBP	306	06/2010	RBS	0	(3)	(3)
Sell	JPY	9,298	04/2010	BCLY	0	0	0
Sell		3,083	04/2010	CITI	1	0	1
Sell		9,008	04/2010	DUB	4	0	4
Sell		9,255	04/2010	GSC	1	0	1
Sell		15,160	04/2010	RBS	1	0	1
Sell		9,310	05/2010	RBS	0	0	0
Buy	KRW	16,000	07/2010	BCLY	1	0	1
Buy		31,892	07/2010	DUB	1	0	1
Buy		356,100	07/2010	JPM	13	0	13
Buy		26,498	07/2010	MSC	1	0	1
Buy		63,427	08/2010	MSC	2	0	2
Buy		28,524	11/2010	BCLY	1	0	1
Buy		129,304	11/2010	BOA	4	0	4
Buy		294,801	11/2010	CITI	5	0	5
Buy		58,130	11/2010	DUB	1	0	1
Buy		35,190	11/2010	GSC	1	0	1
Buy	KRW	161,610	11/2010	JPM	2	0	2
Buy		115,110	11/2010	MSC	1	0	1
Buy	MXN	1,330	04/2010	BOA	10	0	10

60	PIMCO Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	2,623	04/2010	DUB	$12	$0	$12
Sell		14,809	04/2010	HSBC	0	(26)	(26)
Buy		10,856	04/2010	JPM	63	0	63
Buy		14,809	09/2010	HSBC	26	0	26
Buy	MYR	15	06/2010	MSC	0	0	0
Buy		102	10/2010	BCLY	1	0	1
Buy		35	10/2010	CITI	0	0	0
Buy		15	10/2010	DUB	0	0	0
Sell	PHP	135	04/2010	BCLY	0	0	0
Sell		433	04/2010	CITI	0	0	0
Buy		698	04/2010	DUB	1	0	1
Sell		130	04/2010	DUB	0	0	0
Buy		135	11/2010	BCLY	0	0	0
Buy		433	11/2010	CITI	0	0	0
Buy		130	11/2010	DUB	0	0	0
Buy	SGD	426	06/2010	BCLY	5	0	5
Buy		178	06/2010	CITI	2	0	2
Buy		367	06/2010	DUB	2	0	2
Buy		283	06/2010	UBS	2	0	2

					$293	$(81)	$212

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$14,609	$0	$14,609
U.S. Treasury Obligations	0	163,130	0	163,130
Short-Term Instruments	14,775	2,736	0	17,511
Other Investments +++	293	13,128	470	13,891

Investments, at value	$15,068	$193,603	$470	$209,141
Financial Derivative Instruments ++++	$41	$16,385	$(24)	$16,402

Totals	$15,109	$209,988	$446	$225,543

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$472	$0	$0	$(2)	$0	$470	$(2)
Financial Derivative Instruments ++++	$501	$(11)	$0	$0	$(183)	$(331)	$(24)	$(13)

Totals	$501	$461	$0	$0	$(185)	$(331)	$446	$(15)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	March 31, 2010	61

Schedule of Investments RealEstateRealReturn Strategy Fund (Cont.)	March 31, 2010

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$23	$0	$0	$0	$0	$23
Unrealized appreciation on foreign currency contracts	0	293	0	0	0	293
Unrealized appreciation on swap agreements	472	0	40	15,900	0	16,412

	$495	$293	$40	$15,900	$0	$16,728

Liabilities:
Written options outstanding	$118	$11	$0	$0	$0	$129
Unrealized depreciation on foreign currency contracts	0	81	0	0	0	81
Unrealized depreciation on swap agreements	33	0	0	101	0	134

	$151	$92	$0	$101	$0	$344

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(8)	$0	$0	$0	$0	$(8)
Net realized gain (loss) on futures contracts, written options and swaps	3,341	0	(1,309)	122,271	0	124,303
Net realized (loss) on foreign currency transactions	0	(1,167)	0	0	0	(1,167)

	$3,333	$(1,167)	$(1,309)	$122,271	$0	$123,128

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$7	$0	$0	$0	$0	$7
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	826	8	(135)	11,114	0	11,813
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	803	0	0	0	803

	$833	$811	$(135)	$11,114	$0	$12,623

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $41 as reported in the Notes to Schedule of Investments.

62	PIMCO Funds	See Accompanying Notes

Schedule of Investments Small Cap StocksPLUS® TR Fund	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 19.8%

Allstate Corp.
6.125% due 05/15/2067	$200	$190

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,000	1,090

American Express Bank FSB
0.310% due 07/13/2010	800	800

American General Finance Corp.
6.900% due 12/15/2017	100	88

American International Group, Inc.
5.850% due 01/16/2018	100	93
8.250% due 08/15/2018	1,800	1,892

ANZ National International Ltd.
6.200% due 07/19/2013	400	441

Bank of America Corp.
0.580% due 08/15/2016	400	351
4.500% due 04/01/2015	1,700	1,716
6.500% due 08/01/2016	800	865

Bank of Scotland PLC
4.880% due 04/15/2011	600	626

Barclays Bank PLC
5.450% due 09/12/2012	400	431
6.050% due 12/04/2017	100	103

Bear Stearns Cos. LLC
0.460% due 08/15/2011	100	100
7.250% due 02/01/2018	300	347

BNP Paribas
5.186% due 06/29/2049	130	115

Caterpillar Financial Services Corp.
4.850% due 12/07/2012	100	108

CBA Capital Trust II
6.024% due 03/29/2049	100	94

CIT Group, Inc.
7.000% due 05/01/2013	7	7
7.000% due 05/01/2014	11	10
7.000% due 05/01/2015	11	10
7.000% due 05/01/2016	18	16
7.000% due 05/01/2017	25	23

Citibank N.A.
1.875% due 05/07/2012	500	507

Citigroup, Inc.
0.400% due 05/18/2010	1,000	1,000
2.125% due 04/30/2012	200	204
5.850% due 07/02/2013	100	105

Credit Agricole S.A.
6.637% due 05/29/2049	100	88
8.375% due 10/29/2049	300	326

Deutsche Bank AG
1.050% due 02/17/2015	280	275

Dexia Credit Local
0.899% due 09/23/2011	2,300	2,317

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	600	621
7.375% due 02/01/2011	500	513

General Electric Capital Corp.
3.000% due 12/09/2011	900	930

GMAC, Inc.
7.250% due 03/02/2011	1,000	1,022
8.300% due 02/12/2015	100	105

Goldman Sachs Group, Inc.
5.625% due 01/15/2017	10	10
5.950% due 01/18/2018	100	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 04/01/2018	$100	$106
6.250% due 09/01/2017	100	108

International Lease Finance Corp.
0.472% due 05/24/2010	120	120
5.125% due 11/01/2010	1,000	1,001

JPMorgan Chase & Co.
6.000% due 01/15/2018	30	33

LBG Capital No.1 PLC
7.875% due 11/01/2020	900	814

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	300	70
5.625% due 01/24/2013 (a)	200	48

Macquarie Group Ltd.
7.300% due 08/01/2014	500	559

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	100	108

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	107

Morgan Stanley
6.250% due 08/28/2017	100	105

National Australia Bank Ltd.
2.550% due 01/13/2012	1,000	1,024

Nationwide Building Society
6.250% due 02/25/2020	200	204

Nationwide Life Global Funding I
5.450% due 10/02/2012	700	722

Northern Rock Asset Management PLC
5.625% due 06/22/2017	1,100	1,078

Pricoa Global Funding I
0.349% due 01/30/2012	100	98
0.451% due 09/27/2013	100	95
1.052% due 06/04/2010	700	701

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	106

Protective Life Secured Trusts
0.389% due 11/09/2010	1,200	1,197

Rabobank Nederland NV
11.000% due 06/29/2049	75	97

Regions Financial Corp.
6.375% due 05/15/2012	390	391

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	2,700	2,705
2.625% due 05/11/2012	2,300	2,349
6.990% due 10/29/2049	100	72

Scotland International Finance No. 2 BV
4.250% due 05/23/2013	400	388

Textron Financial Corp.
0.382% due 02/25/2011	1,000	984

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	300	362

UBS AG
1.352% due 02/23/2012	300	302

UBS Preferred Funding Trust V
6.243% due 05/29/2049	100	91

Wells Fargo & Co.
5.625% due 12/11/2017	100	106

		33,895

INDUSTRIALS 4.3%

America Movil SAB de C.V.
6.125% due 03/30/2040	1,400	1,375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amgen, Inc.
6.900% due 06/01/2038	$100	$115

Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	600	618
5.375% due 01/15/2020	600	620

C8 Capital SPV Ltd.
6.640% due 12/29/2049	100	70

Dell, Inc.
5.650% due 04/15/2018	100	106

Gaz Capital S.A.
8.625% due 04/28/2034	100	117

Gerdau Holdings, Inc.
7.000% due 01/20/2020	200	212

International Business Machines Corp.
5.700% due 09/14/2017	400	444

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	100	107

Kraft Foods, Inc.
6.125% due 02/01/2018	100	110

Oracle Corp.
5.750% due 04/15/2018	200	220

Petrobras International Finance Co.
7.875% due 03/15/2019	700	822

Suncor Energy, Inc.
6.100% due 06/01/2018	200	216

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	400	489

Union Pacific Corp.
5.700% due 08/15/2018	100	105

United Airlines, Inc.
10.400% due 05/01/2018	100	108

UST LLC
5.750% due 03/01/2018	1,100	1,089

Vale Overseas Ltd.
5.625% due 09/15/2019	400	415

		7,358

UTILITIES 0.3%

Dominion Resources, Inc.
1.308% due 06/17/2010	400	401

Ohio Power Co.
0.431% due 04/05/2010	100	100

Verizon Wireless Capital LLC
2.851% due 05/20/2011	100	103

		604

Total Corporate Bonds & Notes (Cost $40,084)		41,857

MUNICIPAL BONDS & NOTES 1.5%

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	500	513

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	100	103

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	400	414

New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,009

See Accompanying Notes	Annual Report	March 31, 2010	63

Schedule of Investments  Small Cap StocksPLUS® TR Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	$400	$398

Total Municipal Bonds & Notes (Cost $2,600)		2,639

U.S. GOVERNMENT AGENCIES 31.0%

Fannie Mae
0.579% due 07/25/2037	1,145	1,138
0.609% due 07/25/2037	1,332	1,326
0.966% due 06/25/2037	1,341	1,336
0.968% due 03/25/2040	1,380	1,380
5.000% due 02/25/2017	11	11
5.500% due 05/01/2022 - 09/01/2023	639	684
5.953% due 06/21/2027	4,000	4,219
6.000% due 08/01/2027 - 01/01/2039	21,304	22,704
6.500% due 09/01/2037	610	662

Freddie Mac
0.269% due 12/25/2036	38	37
0.380% due 07/15/2019	48	48
0.930% due 08/15/2037	1,356	1,352
0.940% due 10/15/2037	334	332
0.950% due 05/15/2037 - 09/15/2037	1,508	1,503
4.250% due 09/15/2024	1	1
5.500% due 04/01/2040	7,000	7,391
6.000% due 05/01/2040	1,000	1,069

Ginnie Mae
5.500% due 05/01/2040	1,000	1,054
6.000% due 06/15/2037 - 07/15/2037	881	943

Small Business Administration
5.290% due 12/01/2027	166	179
5.720% due 01/01/2029	2,596	2,835
6.020% due 08/01/2028	2,742	3,041

Total U.S. Government Agencies (Cost $51,544)		53,245

U.S. TREASURY OBLIGATIONS 1.9%

U.S. Treasury Bonds
4.250% due 05/15/2039 (f)	1,200	1,112

U.S. Treasury Notes
3.625% due 02/15/2020 (f)	2,100	2,065

Total U.S. Treasury Obligations (Cost $3,281)		3,177

MORTGAGE-BACKED SECURITIES 1.7%

Citigroup Mortgage Loan Trust, Inc.
0.299% due 01/25/2037	18	15

Commercial Mortgage Pass-Through Certificates
0.730% due 02/16/2034	1,154	1,120

Countrywide Alternative Loan Trust
0.389% due 02/25/2047	63	34
0.429% due 06/25/2037	221	114
1.471% due 02/25/2036	23	13

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	35	29
3.510% due 11/25/2034	28	24

GS Mortgage Securities Corp. II
0.318% due 03/06/2020	61	59

GSR Mortgage Loan Trust
5.219% due 11/25/2035	66	60

Harborview Mortgage Loan Trust
0.399% due 12/19/2036	2,208	1,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	$2	$2

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	3	3

JPMorgan Mortgage Trust
5.016% due 02/25/2035	39	39
5.750% due 01/25/2036	113	97

Structured Asset Securities Corp.
3.183% due 10/25/2035	8	7

WaMu Mortgage Pass-Through Certificates
0.869% due 12/25/2027	38	30
1.201% due 01/25/2047	67	40
3.328% due 09/25/2046	6	4
3.328% due 10/25/2046	16	11

Total Mortgage-Backed Securities (Cost $3,347)		2,886

ASSET-BACKED SECURITIES 0.3%

Ally Auto Receivables Trust
1.320% due 03/15/2012	100	100

Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034	1	1

Bear Stearns Asset-Backed Securities Trust
0.309% due 10/25/2036	8	7

Citigroup Mortgage Loan Trust, Inc.
0.289% due 07/25/2045	102	78
0.339% due 08/25/2036	37	31

Countrywide Asset-Backed Certificates
0.409% due 09/25/2036	160	126

Credit-Based Asset Servicing & Securitization LLC
0.349% due 07/25/2037	38	29

Indymac Residential Asset-Backed Trust
0.309% due 07/25/2037	15	15
0.359% due 04/25/2047	59	58

JPMorgan Mortgage Acquisition Corp.
0.289% due 03/25/2047	38	26

Lehman XS Trust
0.309% due 11/25/2046	3	3

Morgan Stanley ABS Capital I
0.279% due 07/25/2036	9	4

Park Place Securities, Inc.
0.541% due 10/25/2034	4	4

Soundview Home Equity Loan Trust
0.289% due 11/25/2036	15	9

Total Asset-Backed Securities (Cost $590)		491

SOVEREIGN ISSUES 1.5%

Export-Import Bank of Korea
5.875% due 01/14/2015	600	648

Korea Development Bank
0.391% due 04/06/2010	100	100

Mexico Government International Bond
5.950% due 03/19/2019	400	434
6.050% due 01/11/2040	100	100

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012	1,000	1,005
2.375% due 03/26/2012	200	204

Total Sovereign Issues (Cost $2,398)		2,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.4%

Brazil Government International Bond
12.500% due 01/05/2022	BRL	300	$198

Canada Government Bond
2.000% due 12/01/2014	CAD	1,100	1,045

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	139

France Government Bond
3.500% due 04/25/2020		200	272

France Treasury Notes
2.500% due 01/15/2015		200	273

Goldman Sachs Group, Inc.
0.965% due 02/04/2013		400	523
1.015% due 01/30/2017		700	858

LeasePlan Corp. NV
3.125% due 02/10/2012		200	279

Morgan Stanley
0.988% due 03/01/2013		1,700	2,196

Total Foreign Currency-Denominated Issues (Cost $6,085)			5,783

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011		2,300	24

Total Convertible Preferred Securities (Cost $173)			24

PREFERRED STOCKS 0.0%

DG Funding Trust
2.501% due 12/31/2049		2	16

Total Preferred Stocks (Cost $21)			16

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 38.4%

REPURCHASE AGREEMENTS 6.1%

Barclays Capital, Inc.
0.030% due 04/01/2010		$7,500	7,500
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026 valued at $7,713. Repurchase proceeds are $7,500.)
0.030% due 04/01/2010		2,000	2,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $2,049. Repurchase proceeds are $2,000.)

Goldman Sachs & Co.
0.140% due 04/05/2010		1,000	1,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $1,033. Repurchase proceeds are $1,000.)

			10,500

U.S. TREASURY BILLS 2.9%
0.141% due 04/15/2010 - 09/02/2010 (c)(f)		5,045	5,044

64	PIMCO Funds	See Accompanying Notes

March 31, 2010

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 29.4%
5,025,868	$50,324

Total Short-Term Instruments (Cost $65,869)	65,868

Total Investments 104.1% (Cost $175,992)	$178,477

Written Options (h) (0.1%) (Premiums $413)	(192)

Other Assets and Liabilities (Net) (4.0%)	(6,785)

Net Assets 100.0%	$171,500

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $77,879 at a weighted average interest rate of 0.373%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $2,591 and cash of $90 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	115	$30
90-Day Eurodollar June Futures	Long	06/2010	166	152
90-Day Eurodollar March Futures	Long	03/2011	1	2
90-Day Eurodollar September Futures	Long	09/2010	126	83
E-mini Russell 2000 Index June Futures	Long	06/2010	442	212
Euro-Bobl June Futures	Long	06/2010	85	35
Euro-Bund 10-Year Bond June Futures	Long	06/2010	18	11
U.S. Treasury 2-Year Note June Futures	Long	06/2010	188	(28)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	152	(104)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	7	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	9	9
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	6	1

				$405

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	5.000%	12/20/2013	2.291%	$900	$86	$(81)	$167
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	500	(7)	(7)	0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(8)	(7)	(1)
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.789%	3,400	8	(14)	22
Daimler Finance N.A. LLC	DUB	5.050%	09/20/2012	2.829%	300	15	0	15
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	100	0	0	0
General Electric Capital Corp.	BCLY	4.700%	12/20/2013	1.363%	1,700	203	0	203
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	300	32	0	32
General Electric Capital Corp.	CITI	4.850%	12/20/2013	1.363%	900	112	0	112
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.363%	900	109	0	109
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	300	3	(3)	6
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	7	4	3
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
SLM Corp.	BCLY	5.000%	12/20/2013	3.315%	1,000	58	(135)	193
SLM Corp.	CITI	5.000%	12/20/2013	3.315%	1,900	110	(271)	381
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	12	4	8
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	1,000	13	5	8

						$768	$(496)	$1,264

See Accompanying Notes	Annual Report	March 31, 2010	65

Schedule of Investments Small Cap StocksPLUS® TR Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$96	$1	$0	$1
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	193	3	0	3

					$4	$0	$4

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		1,100	2	1	1
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		500	1	1	0
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	(1)	0	(1)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		100	1	0	1
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		100	2	(1)	3
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	5	0	5
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,400	1	1	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		600	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	1	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		300	1	0	1
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	0	0	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS	AUD	500	(3)	0	(3)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,100	29	23	6
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		5,300	140	111	29
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		2,100	107	118	(11)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	300	2	0	2
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	900	112	(13)	125
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		900	(1)	(2)	1
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		400	0	(1)	1
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		4,100	125	14	111
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		2,400	73	(1)	74
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		1,000	31	0	31

							$631	$259	$372

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	Russell 2000 Index	46,060	3-Month USD-LIBOR less a specified spread	$129,678	10/15/2010	MLP	$8,750

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

66	PIMCO Funds	See Accompanying Notes

March 31, 2010

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	11	$3	$2
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	1	0	0
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	6	7	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	11	5	4
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	2	1	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	6	11	5

				$27	$14

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	$4,200	$39	$10
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	300	3	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	300	3	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,900	19	5
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	5,300	13	13
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	5,300	32	32
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	800	5	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	9,200	55	4
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	9,000	64	3
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	7,300	34	19
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	8,800	62	47
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	4,400	34	30

							$371	$164

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$1,600	$10	$0
Call - OTC USD versus JPY		94.000	04/20/2010	1,600	5	14

					$15	$14

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2009	399	$96,000	EUR 5,500	$667
Sales	430	137,300	0	1,239
Closing Buys	(388)	(159,300)	(5,500)	(1,241)
Expirations	(404)	(13,000)	0	(252)
Exercised	0	0	0	0

Balance at 03/31/2010	37	$61,000	EUR 0	$413

(i)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2040	$12,000	$12,712	$12,801

(j)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	1,342	04/2010	GSC	$0	$(12)	$(12)
Sell		1,342	04/2010	HSBC	0	(3)	(3)
Buy		1,342	06/2010	HSBC	3	0	3
Sell	CAD	740	04/2010	JPM	0	(19)	(19)
Buy	CNY	93	08/2010	BCLY	0	0	0
Buy		113	08/2010	DUB	0	0	0
Buy		590	08/2010	JPM	0	(1)	(1)
Buy		823	11/2010	BCLY	0	(2)	(2)

See Accompanying Notes	Annual Report	March 31, 2010	67

Schedule of Investments Small Cap StocksPLUS® TR Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	1,340	11/2010	CITI	$0	$(3)	$(3)
Buy		3,451	11/2010	DUB	0	(8)	(8)
Buy		1,356	11/2010	MSC	0	(3)	(3)
Sell	EUR	1,090	04/2010	CITI	26	0	26
Sell		204	04/2010	GSC	4	0	4
Sell		2,736	04/2010	JPM	86	0	86
Sell		91	04/2010	RBC	1	0	1
Sell	GBP	728	06/2010	RBS	0	(7)	(7)
Buy	IDR	101,700	10/2010	BOA	1	0	1
Buy		1,111,772	10/2010	CITI	8	0	8
Buy		101,700	10/2010	RBS	1	0	1
Buy		297,999	10/2010	UBS	2	0	2
Buy		57,250	11/2010	DUB	0	0	0
Buy		40,500	11/2010	HSBC	0	0	0
Sell	JPY	4,912	04/2010	BCLY	1	0	1
Sell		1,947	04/2010	BNP	0	0	0
Buy		4,913	04/2010	CITI	0	0	0
Sell		50,300	04/2010	CITI	10	0	10
Sell		11,997	04/2010	GSC	4	0	4
Sell		1,946	04/2010	UBS	0	0	0
Buy	KRW	6,000	07/2010	BCLY	0	0	0
Buy		11,142	07/2010	DUB	1	0	1
Buy		9,232	07/2010	MSC	0	0	0
Buy		153,296	08/2010	BCLY	6	0	6
Buy		22,098	08/2010	MSC	1	0	1
Buy		9,938	11/2010	BCLY	0	0	0
Buy		35,512	11/2010	BOA	1	0	1
Buy		75,235	11/2010	CITI	1	0	1
Buy		23,252	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		46,071	11/2010	JPM	0	0	0
Buy		23,022	11/2010	MSC	0	0	0
Sell	MXN	269	04/2010	HSBC	0	0	0
Buy		269	04/2010	JPM	2	0	2
Buy		269	09/2010	HSBC	1	0	1
Buy	MYR	174	06/2010	BCLY	3	0	3
Buy		174	06/2010	DUB	3	0	3
Buy		16	06/2010	MSC	0	0	0
Buy		205	10/2010	BCLY	2	0	2
Buy		34	10/2010	BOA	1	0	1
Buy		133	10/2010	CITI	2	0	2
Buy		23	10/2010	DUB	0	0	0
Buy	SGD	40	06/2010	CITI	0	0	0
Buy		43	09/2010	CITI	0	0	0
Buy	TWD	382	06/2010	BOA	0	0	0
Buy		449	06/2010	DUB	0	0	0
Buy		494	06/2010	MSC	0	0	0
Buy		62	10/2010	BCLY	0	0	0
Buy		184	10/2010	CITI	0	0	0

					$171	$(58)	$113

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$41,857	$0	$41,857
U.S. Government Agencies	0	53,245	0	53,245
Foreign Currency-Denominated Issues	0	5,783	0	5,783
Short-Term Instruments	50,324	15,544	0	65,868
Other Investments +++	24	11,684	16	11,724

Investments, at value	$50,348	$128,113	$16	$178,477
Short Sales, at value	$0	$(12,801)	$0	$(12,801)
Financial Derivative Instruments ++++	$397	$10,319	$0	$10,716

Totals	$50,745	$125,631	$16	$176,392

68	PIMCO Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$0	$0	$0	$(4)	$20	$16	$(4)
Financial Derivative Instruments ++++	$(135)	$0	$0	$0	$152	$(17)	$0	$0

Totals	$(135)	$0	$0	$0	$148	$3	$16	$(4)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(l)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$142	$0	$0	$0	$0	$142
Unrealized appreciation on foreign currency contracts	0	171	0	0	0	171
Unrealized appreciation on swap agreements	391	0	1,269	8,750	0	10,410

	$533	$171	$1,269	$8,750	$0	$10,723

Liabilities:
Written options outstanding	$170	$14	$0	$8	$0	$192
Variation margin payable ^^	0	0	0	206	0	206
Unrealized depreciation on foreign currency contracts	0	58	0	0	0	58
Unrealized depreciation on swap agreements	19	0	1	0	0	20

	$189	$72	$1	$214	$0	$476

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(52)	$0	$0	$(87)	$0	$(139)
Net realized gain (loss) on futures contracts, written options and swaps	5,683	0	(156)	114,038	0	119,565
Net realized (loss) on foreign currency transactions	0	(1,342)	0	0	0	(1,342)

	$5,631	$(1,342)	$(156)	$113,951	$0	$118,084

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(42)	$0	$0	$32	$0	$(10)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(2,596)	2	3,579	(25,373)	0	(24,388)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,373	0	0	0	1,373

	$(2,638)	$1,375	$3,579	$(25,341)	$0	$(23,025)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $405 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	69

Schedule of Investments  StocksPLUS® Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 12.2%

BANKING & FINANCE 10.4%

American International Group, Inc.
4.700% due 10/01/2010	$1,200	$1,212

Bank of America N.A.
0.850% due 05/12/2010	300	300

Barclays Bank PLC
0.424% due 03/23/2017	1,000	927

CIT Group, Inc.
7.000% due 05/01/2013	618	606
7.000% due 05/01/2014	328	311
7.000% due 05/01/2015	528	493
7.000% due 05/01/2016	546	505
7.000% due 05/01/2017	765	707

Citigroup, Inc.
0.524% due 06/09/2016	3,100	2,657

Comerica Bank
0.319% due 06/30/2010	1,100	1,100

Credit Agricole S.A.
0.599% due 02/02/2012	3,800	3,800

Dexia Credit Local
0.501% due 01/12/2012	5,200	5,201
0.652% due 03/05/2013	5,300	5,309
0.899% due 09/23/2011	7,900	7,960

DnB NOR Bank ASA
0.482% due 09/01/2016	1,000	974

Ford Motor Credit Co. LLC
7.375% due 02/01/2011	1,600	1,640
7.875% due 06/15/2010	200	202

GMAC, Inc.
7.250% due 03/02/2011	650	665

Goldman Sachs Group, Inc.
0.649% due 07/22/2015	400	387
0.701% due 03/22/2016	1,100	1,045

HSBC Finance Corp.
1.749% due 10/20/2010	8,200	8,208

ING Bank NV
0.881% due 01/13/2012	10,500	10,483

International Lease Finance Corp.
5.625% due 09/15/2010	300	302

JPMorgan Chase Bank N.A.
0.587% due 06/13/2016	700	658

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	9,500	2,232
3.011% due 12/23/2010 (a)	2,500	587

Macquarie Bank Ltd.
2.600% due 01/20/2012	4,100	4,187

Morgan Stanley
0.549% due 01/09/2014	800	766
0.731% due 10/15/2015	1,600	1,484

National Australia Bank Ltd.
0.750% due 07/08/2014	2,300	2,327

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	7,000	7,014
2.625% due 05/11/2012	2,500	2,554

Sun Life Financial Global Funding LP
0.418% due 07/06/2011	1,000	989

UBS AG
1.352% due 02/23/2012	1,300	1,307

Wells Fargo & Co.
7.980% due 03/29/2049	2,600	2,730

		81,829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.3%

Daimler Finance North America LLC
5.750% due 09/08/2011	$1,400	$1,476

Dow Chemical Co.
2.499% due 08/08/2011	2,600	2,646

Pemex Project Funding Master Trust
0.852% due 12/03/2012	3,600	3,582

Reynolds American, Inc.
0.957% due 06/15/2011	2,800	2,790

		10,494

UTILITIES 0.5%

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	1,300	1,319

Telecom Italia Capital S.A.
0.729% due 02/01/2011	1,300	1,296

Telefonica Emisiones SAU
0.580% due 02/04/2013	1,500	1,469

		4,084

Total Corporate Bonds & Notes (Cost $101,817)		96,407

MUNICIPAL BONDS & NOTES 0.7%

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	5,200	5,221

Total Municipal Bonds & Notes (Cost $5,200)		5,221

U.S. GOVERNMENT AGENCIES 26.2%
Fannie Mae
0.349% due 03/25/2034	999	966
0.479% due 05/25/2037	4,618	4,579
0.579% due 03/25/2037 - 07/25/2037	5,926	5,886
0.589% due 03/25/2037	3,453	3,418
0.609% due 07/25/2037	5,470	5,445
0.629% due 05/25/2031	2,073	2,069
0.674% due 02/25/2037	5,670	5,571
0.929% due 10/25/2037	5,342	5,326
0.966% due 06/25/2037	1,713	1,707
0.968% due 03/25/2040	5,817	5,813
0.979% due 03/25/2038 - 01/25/2040	27,874	27,864
1.000% due 07/25/2037	7,900	7,894
1.049% due 12/25/2039	9,885	9,910
1.129% due 07/25/2039	5,153	5,171
1.671% due 07/01/2044	274	271
2.405% due 11/01/2035	658	671
3.078% due 04/01/2018	39	39
3.149% due 05/01/2022	3	4
3.226% due 12/01/2033	774	807
4.290% due 11/01/2027	34	35
4.366% due 11/01/2028	44	45
4.392% due 07/01/2028	31	32
4.422% due 04/01/2028	31	32
4.478% due 11/01/2028	52	54
4.508% due 04/01/2035	4,435	4,578
4.679% due 12/01/2036	1,281	1,343
4.827% due 02/01/2027	5	5
4.912% due 09/01/2034	1,195	1,246
5.000% due 02/25/2017 - 04/25/2033	1,917	2,040
5.001% due 12/01/2023	3	3
5.500% due 09/01/2033 - 12/01/2034	2,553	2,707
5.692% due 08/01/2029	27	28
6.000% due 01/01/2017 - 03/01/2037	14,921	15,934
6.000% due 11/01/2036 (f)	5,321	5,679
6.500% due 10/01/2036	5,326	5,787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 02/01/2015 - 03/01/2015	$534	$575
7.500% due 09/01/2015 - 05/01/2016	430	472
8.000% due 03/01/2030 - 07/01/2031	126	146

Freddie Mac
0.530% due 02/15/2037	378	375
0.560% due 02/15/2037	1,009	1,003
0.570% due 02/15/2037	2,400	2,379
0.580% due 12/15/2030	606	606
0.630% due 06/15/2018	281	278
0.830% due 10/15/2037	2,242	2,238
0.840% due 07/15/2037	6,085	6,044
0.900% due 08/15/2037	6,260	6,226
0.930% due 08/15/2037	12,074	12,040
0.940% due 10/15/2037	3,136	3,124
0.950% due 05/15/2037 - 09/15/2037	13,644	13,605
0.980% due 08/15/2036	3,493	3,491
1.080% due 11/15/2039 - 12/15/2039	3,620	3,631
1.085% due 01/15/2038	3,939	3,949
1.681% due 02/25/2045	1,440	1,374
2.671% due 12/01/2022	29	29
2.881% due 06/01/2022	14	15
3.200% due 07/01/2019	305	314
4.664% due 06/01/2035	2,537	2,608
5.000% due 07/15/2024	517	521
6.000% due 03/01/2016 - 02/01/2034	3,401	3,696
6.500% due 10/25/2043	1,757	1,934
8.500% due 04/01/2025 - 06/01/2025	18	21

Ginnie Mae
0.629% due 09/20/2030	3	3
3.125% due 12/20/2022 - 12/20/2027	297	301
3.625% due 07/20/2018 - 07/20/2027	1,348	1,389
4.375% due 02/20/2026 - 02/20/2028	668	691
8.000% due 04/20/2030	133	153

Total U.S. Government Agencies (Cost $204,571)		206,190

U.S. TREASURY OBLIGATIONS 3.3%

U.S. Treasury Notes
0.875% due 02/29/2012	7,700	7,686
1.000% due 10/31/2011 (f)	14,200	14,254
3.250% due 03/31/2017	4,400	4,393

Total U.S. Treasury Obligations (Cost $26,362)		26,333

MORTGAGE-BACKED SECURITIES 4.3%

Bank Mart
4.567% due 03/01/2019 (i)	455	351

Bear Stearns Adjustable Rate Mortgage Trust
2.918% due 04/25/2033	314	283
3.399% due 02/25/2033	60	51
3.579% due 01/25/2034	66	54
3.605% due 11/25/2034	1,836	1,552
3.705% due 01/25/2034	1,333	1,191

Bear Stearns Alt-A Trust
5.158% due 09/25/2035	477	353

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	1,538	950
5.624% due 12/26/2046	869	534

Citigroup Mortgage Loan Trust, Inc.
2.760% due 10/25/2035	3,535	2,935
2.990% due 12/25/2035	1,161	1,058

70	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.409% due 05/25/2047	$1,362	$716

Credit Suisse First Boston Mortgage Securities Corp.
0.837% due 03/25/2032	268	222
3.499% due 06/25/2032	25	23
4.823% due 06/25/2032	10	9

Fund America Investors Corp. II
2.771% due 06/25/2023	8	8

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	636	577
0.499% due 11/25/2045	503	280

GS Mortgage Securities Corp. II
0.358% due 03/06/2020	2,300	2,145

GSR Mortgage Loan Trust
0.579% due 01/25/2034	240	196

Harborview Mortgage Loan Trust
0.419% due 01/19/2038	3,342	1,852

Impac CMB Trust
0.989% due 10/25/2033	56	41
1.229% due 07/25/2033	1,099	983

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	97	95

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	219	215

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	680	491

Morgan Stanley Capital I
0.289% due 10/15/2020	511	470

Prime Mortgage Trust
0.629% due 02/25/2019	61	58
0.629% due 02/25/2034	405	368

Resecuritization Mortgage Trust
0.479% due 04/26/2021	1	1

Salomon Brothers Mortgage Securities VII, Inc.
3.357% due 12/25/2030	501	464

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035	1,379	1,279
0.509% due 02/25/2036	764	442
9.259% due 06/25/2029	572	566

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020	2,398	2,118
0.322% due 09/15/2021	4,157	3,712

WaMu Mortgage Pass-Through Certificates
0.499% due 12/25/2045	742	567
0.519% due 10/25/2045	418	323
1.471% due 02/25/2046	3,982	3,034
1.671% due 11/25/2042	154	114
1.871% due 06/25/2042	587	457
3.078% due 02/27/2034	1,527	1,448

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035	1,401	1,365

Total Mortgage-Backed Securities (Cost $41,230)		33,951

ASSET-BACKED SECURITIES 3.3%

AFC Home Equity Loan Trust
0.779% due 06/25/2028	317	132

AMMC CDO
0.488% due 08/08/2017	3,400	3,089

Bear Stearns Asset-Backed Securities Trust
0.319% due 06/25/2047	459	439

Chase Funding Mortgage Loan Asset-Backed Certificates
0.969% due 10/25/2032	195	153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Issuance Trust
1.757% due 09/15/2015		$5,200	$5,415

Chrysler Financial Auto Securitization Trust
1.850% due 06/15/2011		3,900	3,920

Citibank Credit Card Issuance Trust
5.500% due 06/22/2012		1,500	1,517

Citigroup Mortgage Loan Trust, Inc.
0.289% due 07/25/2045		2,664	2,014

Countrywide Asset-Backed Certificates
0.429% due 08/25/2034		2,974	2,599

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 01/25/2032		254	184

Ford Credit Auto Owner Trust
2.100% due 11/15/2011		902	906

HFC Home Equity Loan Asset-Backed Certificates
0.499% due 01/20/2035		1,465	1,227

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011		4,000	4,015

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		189	146

JPMorgan Mortgage Acquisition Corp.
0.298% due 11/25/2036		8	8

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		49	42

Morgan Stanley ABS Capital I
0.269% due 10/25/2036		124	122

Total Asset-Backed Securities (Cost $27,178)			25,928

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
0.490% due 11/16/2010		5,900	5,803

Hydro Quebec
0.750% due 09/29/2049		1,200	850

Korea Development Bank
0.531% due 11/22/2012		2,200	2,134

Total Sovereign Issues (Cost $9,138)			8,787

FOREIGN CURRENCY-DENOMINATED ISSUES 2.3%

American International Group, Inc.
2.875% due 06/20/2011	CHF	1,000	945
4.000% due 09/20/2011	EUR	4,600	6,236

ASB Finance Ltd.
0.712% due 02/13/2012		2,000	2,630

Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	410,000	4,240

GMAC International Finance BV
5.750% due 05/21/2010	EUR	2,200	2,986

Sumitomo Mitsui Banking Corp.
1.049% due 12/29/2049	JPY	100,000	1,062

Total Foreign Currency-Denominated Issues (Cost $16,259)			18,099

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

American International Group, Inc.
8.500% due 08/01/2011		109,100	1,115

Motors Liquidation Co.
5.250% due 03/06/2032		72,000	623

Total Convertible Preferred Securities (Cost $1,221)			1,738

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 1.0%

DG Funding Trust
2.501% due 12/31/2049	913	$7,441

Total Preferred Stocks (Cost $9,564)		7,441

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 43.7%

CERTIFICATES OF DEPOSIT 0.1%

Royal Bank of Scotland Group PLC
0.829% due 07/19/2010	$500	500

COMMERCIAL PAPER 1.8%

Fannie Mae
0.185% due 06/23/2010	3,000	2,999
0.280% due 08/03/2010	1,000	999

Federal Home Loan Bank
0.121% due 04/09/2010	2,000	2,000
0.133% due 04/21/2010	5,000	5,000

Freddie Mac
0.209% due 05/05/2010	1,000	1,000
0.230% due 08/03/2010	2,000	1,999

		13,997

REPURCHASE AGREEMENTS 5.5%

Barclays Capital, Inc.
0.030% due 04/01/2010	8,000	8,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $8,172. Repurchase proceeds are $8,000.)

Goldman Sachs & Co.
0.140% due 04/05/2010	9,000	9,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $9,287. Repurchase proceeds are $9,000.)

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010	25,000	25,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $25,505. Repurchase proceeds are $25,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	1,784	1,784
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $1,820. Repurchase proceeds are $1,784.)

		43,784

U.S. TREASURY BILLS 6.6%
0.154% due 04/22/2010 - 09/02/2010 (b)(d)(f)	51,739	51,719

U.S. TREASURY CASH MANAGEMENT BILLS 3.0%
0.126% due 04/01/2010	24,000	24,000

See Accompanying Notes	Annual Report	March 31, 2010	71

Schedule of Investments StocksPLUS® Fund (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 26.7%
21,040,828	$210,682

Total Short-Term Instruments (Cost $344,674)	344,682

Total Investments 98.3% (Cost $787,214)	$774,777

Written Options (h) (0.1%) (Premiums $1,372)	(525)

Other Assets and Liabilities (Net) 1.8%	14,173

Net Assets 100.0%	$788,425

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $277 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $78,144 at a weighted average interest rate of 0.358%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $35,847 and cash of $3,495 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers’ Acceptance June Futures	Long	06/2010	27	$(13)
3-Month Canadian Bankers’ Acceptance September Futures	Long	09/2010	53	(42)
90-Day Eurodollar December Futures	Long	12/2010	175	123
90-Day Eurodollar June Futures	Long	06/2010	483	198
90-Day Eurodollar September Futures	Long	09/2010	363	424
E-mini S&P 500 Index June Futures	Long	06/2010	5,470	9,803
S&P 500 Index June Futures	Long	06/2010	592	5,492
U.S. Treasury 2-Year Note June Futures	Long	06/2010	116	(32)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	37	9
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	41	6
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	34	5

				$15,973

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	1.950%	03/20/2013	0.621%	$1,600	$63	$0	$63
American Express Co.	CITI	4.250%	12/20/2013	0.691%	800	104	0	104
American Express Co.	DUB	2.060%	03/20/2013	0.621%	800	34	0	34
American International Group, Inc.	BOA	0.910%	12/20/2012	1.933%	600	(16)	0	(16)
American International Group, Inc.	BOA	0.930%	12/20/2012	1.933%	1,000	(26)	0	(26)
American International Group, Inc.	RBS	0.780%	12/20/2012	1.933%	600	(18)	0	(18)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	0.687%	600	6	0	6
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	0.687%	1,500	7	0	7
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	0.687%	1,800	13	0	13
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	0.687%	1,500	8	0	8
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.844%	1,300	6	0	6
Brazil Government International Bond	HSBC	1.000%	03/20/2011	0.649%	900	3	4	(1)
Brazil Government International Bond	HSBC	1.000%	03/20/2015	1.279%	7,900	(100)	(163)	63
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.279%	2,600	(33)	(56)	23
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	2,500	10	12	(2)
Brazil Government International Bond	UBS	1.000%	03/20/2015	1.279%	2,600	(33)	(56)	23
General Electric Capital Corp.	BNP	0.770%	03/20/2013	1.314%	1,400	(21)	0	(21)
General Electric Capital Corp.	BNP	4.600%	12/20/2013	1.363%	2,800	324	0	324
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	600	71	0	71
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.363%	700	66	0	66
General Electric Capital Corp.	CITI	4.200%	12/20/2013	1.363%	1,300	132	0	132
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	800	85	0	85

72	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.363%	$900	$92	$0	$92
General Electric Capital Corp.	MSC	0.750%	03/20/2013	1.314%	2,300	(37)	0	(37)
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	1,000	8	(10)	18
Korea Government Bond	CITI	1.000%	03/20/2011	0.423%	1,500	9	9	0
MBIA, Inc.	BOA	2.800%	12/20/2012	33.594%	600	(292)	0	(292)
MBIA, Inc.	DUB	3.400%	12/20/2012	33.594%	600	(286)	0	(286)
MetLife, Inc.	JPM	1.700%	03/20/2013	1.600%	1,000	3	0	3
Mexico Government International Bond	BCLY	0.390%	01/20/2012	0.711%	5,000	(25)	0	(25)
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.583%	1,700	8	6	2
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.583%	2,000	9	4	5
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	1.620%	1,400	(89)	0	(89)
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	1.148%	1,500	29	0	29
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	1.148%	900	19	0	19
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	1.148%	2,500	60	0	60
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	1.148%	1,600	57	0	57
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	1.148%	600	13	0	13
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	1.148%	600	21	0	21
Republic of Germany	JPM	0.250%	03/20/2015	0.296%	5,500	(12)	0	(12)
SLM Corp.	BOA	5.000%	12/20/2011	2.461%	500	22	(35)	57
SLM Corp.	BOA	2.860%	12/20/2012	2.944%	1,400	(2)	0	(2)
SLM Corp.	BOA	5.025%	03/20/2013	3.038%	1,300	74	0	74
SLM Corp.	JPM	4.930%	03/20/2013	3.038%	1,500	81	0	81
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.736%	3,800	47	20	27
Wells Fargo & Co.	RBS	1.700%	03/20/2013	0.767%	500	14	0	14

						$510	$(264)	$774

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	$4,815	$(15)	$0	$(15)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	1,156	(3)	0	(3)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	3,858	61	0	61
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	386	6	0	6
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	964	13	0	13

					$65	$0	$65

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	2,300	$104	$0	$104
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		1,000	49	0	49
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,800	(22)	(33)	11
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		23,900	93	90	3
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		21,000	81	80	1
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		23,900	3	0	3
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	15	1	14
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$5,600	147	117	30
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		4,600	122	97	25

							$592	$352	$240

See Accompanying Notes	Annual Report	March 31, 2010	73

Schedule of Investments StocksPLUS® Fund (Cont.)

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	45,000	3-Month USD-LIBOR plus a specified spread	$87,142	09/30/2010	CSFB	$0
Receive	S&P 500 Index	102,037	1-Month USD-LIBOR plus a specified spread	186,347	04/30/2010	MLP	11,207

							$11,207

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$119.000	04/23/2010	19	$6	$1
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	29	32	16
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	19	12	2
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	29	54	25

				$104	$44

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,000	$119	$20
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		$4,000	42	0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		7,500	17	17
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		7,500	41	41
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,100	26	5
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		6,300	46	19
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		6,300	59	15
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	06/15/2010		9,000	105	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		3,000	22	9
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		3,000	30	7
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		1,500	9	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		1,500	17	8
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010		5,000	28	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010		18,800	114	8
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		18,800	133	6
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		10,600	50	28
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		10,600	74	57
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		6,000	54	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		900	7	1

								$993	$246

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.HY-13 5-Year Index	BCLY	Buy	100.000%	06/16/2010	$8,500	$76	$133
Put - OTC CDX.HY-13 5-Year Index	BCLY	Sell	90.000%	06/16/2010	8,500	107	19

						$183	$152

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$7,300	$44	$1
Call - OTC USD versus JPY		94.000	04/20/2010	7,300	26	61

					$70	$62

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,700	$15	$14
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	1,000	7	7

						$22	$21

74	PIMCO Funds	See Accompanying Notes

March 31, 2010

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	123	$10,500	EUR	0	$96
Sales	839	225,800		17,000	2,616
Closing Buys	(814)	(77,600)		0	(1,313)
Expirations	0	0		0	0
Exercised	(52)	0		0	(27)

Balance at 03/31/2010	96	$158,700	EUR	17,000	$1,372

(i)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	4.567%	03/01/2019	07/07/1995 - 06/12/1997	$456	$351	0.05%

(j)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	06/01/2040	$3,000	$3,159	$3,146
Fannie Mae	6.000%	05/01/2040	9,000	9,544	9,601
Freddie Mac	6.000%	04/01/2040	3,000	3,211	3,218

				$15,914	$15,965

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	3,788	04/2010	GSC	$0	$(33)	$(33)
Sell		3,788	04/2010	HSBC	0	(9)	(9)
Buy		3,788	06/2010	HSBC	9	0	9
Sell	CAD	25	04/2010	CITI	0	0	0
Sell		273	04/2010	CSFB	0	(3)	(3)
Buy		348	04/2010	JPM	9	0	9
Sell		16	04/2010	RBS	0	0	0
Sell	CHF	960	05/2010	DUB	0	(2)	(2)
Buy	CNY	13,950	08/2010	HSBC	0	(28)	(28)
Buy		9,546	08/2010	JPM	1	(15)	(14)
Buy		7,887	08/2010	MSC	1	(15)	(14)
Buy		358	11/2010	BCLY	0	(1)	(1)
Buy		584	11/2010	CITI	0	(1)	(1)
Buy		1,494	11/2010	DUB	0	(3)	(3)
Buy		595	11/2010	MSC	0	(1)	(1)
Sell	EUR	1,022	04/2010	BCLY	3	0	3
Sell		4,855	04/2010	CITI	131	0	131
Sell		4,477	04/2010	JPM	70	0	70
Sell		294	04/2010	UBS	4	0	4
Sell	GBP	1,646	06/2010	RBS	0	(16)	(16)
Buy	IDR	406,800	10/2010	BOA	3	0	3
Buy		3,030,502	10/2010	CITI	21	0	21
Buy		406,800	10/2010	RBS	3	0	3
Buy		893,997	10/2010	UBS	5	0	5
Buy		97,730	11/2010	BCLY	0	0	0
Buy		97,300	11/2010	CITI	0	0	0
Buy		65,320	11/2010	DUB	0	0	0
Buy		142,150	11/2010	HSBC	0	0	0
Sell	JPY	73,676	04/2010	BCLY	8	0	8
Sell		29,480	04/2010	BNP	3	0	3
Buy		73,600	04/2010	CITI	0	0	0
Sell		730,349	04/2010	CITI	198	0	198
Sell		29,375	04/2010	UBS	3	0	3
Buy	KRW	18,000	07/2010	BCLY	1	0	1
Buy		35,201	07/2010	DUB	1	0	1
Buy		29,227	07/2010	MSC	1	0	1
Buy		442,201	08/2010	BCLY	18	0	18
Buy		69,958	08/2010	MSC	2	0	2
Buy		31,461	11/2010	BCLY	1	0	1
Buy		148,160	11/2010	BOA	4	0	4

See Accompanying Notes	Annual Report	March 31, 2010	75

Schedule of Investments StocksPLUS® Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	342,914	11/2010	CITI	$6	$0	$6
Buy		58,130	11/2010	DUB	1	0	1
Buy		35,190	11/2010	GSC	1	0	1
Buy		196,223	11/2010	JPM	2	0	2
Buy		126,621	11/2010	MSC	1	0	1
Sell	MXN	4,292	04/2010	HSBC	0	(8)	(8)
Buy		1,077	04/2010	JPM	6	0	6
Buy		3,215	04/2010	MSC	10	0	10
Buy		4,292	09/2010	HSBC	7	0	7
Buy	MYR	452	06/2010	BCLY	8	0	8
Buy		487	06/2010	DUB	9	0	9
Buy		43	06/2010	MSC	1	0	1
Buy		649	10/2010	BCLY	7	0	7
Buy		103	10/2010	BOA	1	0	1
Buy		304	10/2010	CITI	3	0	3
Buy		29	10/2010	DUB	0	0	0
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		128	06/2010	CITI	1	(1)	0
Buy		113	06/2010	DUB	1	0	1
Buy		85	06/2010	UBS	1	0	1
Buy		55	09/2010	BCLY	0	0	0
Buy		41	09/2010	CITI	0	0	0
Buy		35	09/2010	GSC	0	0	0
Buy	TWD	1,067	06/2010	BOA	0	0	0
Buy		1,253	06/2010	DUB	0	0	0
Buy		1,378	06/2010	MSC	0	0	0
Buy		173	10/2010	BCLY	0	0	0
Buy		512	10/2010	CITI	0	0	0

					$573	$(137)	$436

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$96,407	$0	$96,407
U.S. Government Agencies	0	198,296	7,894	206,190
U.S. Treasury Obligations	0	26,333	0	26,333
Mortgage-Backed Securities	0	33,600	351	33,951
Short-Term Instruments	210,681	134,001	0	344,682
Other Investments +++	1,116	54,507	11,591	67,214

Investments, at value	$211,797	$543,144	$19,836	$774,777
Short Sales, at value	$0	$(15,965)	$0	$(15,965)
Financial Derivative Instruments ++++	$15,933	$12,410	$(173)	$28,170

Totals	$227,730	$539,589	$19,663	$786,982

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
U.S. Government Agencies	$0	$7,899	$0	$0	$(5)	$0	$7,894	$(5)
Mortgage-Backed Securities	414	(63)	0	0	0	0	351	(13)
Other Investments +++	951	3,247	4	0	(1,755)	9,144	11,591	(1,755)

Investments, at value	$1,365	$11,083	$4	$0	$(1,760)	$9,144	$19,836	$(1,773)
Financial Derivative Instruments ++++	$175	$(205)	$0	$0	$10	$(153)	$(173)	$32

Totals	$1,540	$10,878	$4	$0	$(1,750)	$8,991	$19,663	$(1,741)

76	PIMCO Funds	See Accompanying Notes

March 31, 2010

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable^^	$82	$0	$0	$0	$0	$82
Unrealized appreciation on foreign currency contracts	0	573	0	0	0	573
Unrealized appreciation on swap agreements	240	0	1,684	11,207	0	13,131

	$322	$573	$1,684	$11,207	$0	$13,786

Liabilities:
Written options outstanding	$271	$62	$152	$40	$0	$525
Variation margin payable^^	10	0	0	1,731	0	1,741
Unrealized depreciation on foreign currency contracts	0	137	0	0	0	137
Unrealized depreciation on swap agreements	0	0	845	0	0	845

	$281	$199	$997	$1,771	$0	$3,248

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$81	$0	$0	$0	$0	$81
Net realized gain (loss) on futures contracts, written options and swaps	11,592	0	(5,876)	120,840	0	126,556
Net realized gain on foreign currency transactions	0	740	0	0	0	740

	$11,673	$740	$(5,876)	$120,840	$0	$127,377

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(681)	$0	$0	$0	$0	$(681)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(7,756)	8	16,226	30,466	0	38,944
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,494	0	0	0	1,494

	$(8,437)	$1,502	$16,226	$30,466	$0	$39,757

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $15,973 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	77

Schedule of Investments  StocksPLUS® Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Daimler Finance North America LLC
4.230% due 08/03/2012	$725	$725

Total Bank Loan Obligations (Cost $702)		725

CORPORATE BONDS & NOTES 22.6%

BANKING & FINANCE 17.9%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	300	327

American Express Bank FSB
5.500% due 04/16/2013	500	536

American Express Centurion Bank
6.000% due 09/13/2017	1,000	1,074

American Express Credit Corp.
5.875% due 05/02/2013	300	325

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	200	209

American General Finance Corp.
4.875% due 07/15/2012	200	188
6.900% due 12/15/2017	700	614

American International Group, Inc.
5.050% due 10/01/2015	100	93
5.850% due 01/16/2018	2,300	2,140

Bank of America Corp.
0.580% due 08/15/2016	100	88
6.500% due 08/01/2016	1,000	1,082

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	100

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,503

Barclays Bank PLC
5.450% due 09/12/2012	3,000	3,236
6.050% due 12/04/2017	600	620

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,770

BNP Paribas
5.186% due 06/29/2049	1,200	1,065

CIT Group, Inc.
7.000% due 05/01/2013	128	126
7.000% due 05/01/2014	42	40
7.000% due 05/01/2015	142	133
7.000% due 05/01/2016	70	65
7.000% due 05/01/2017	99	91

Citibank N.A.
1.875% due 05/07/2012	300	304

Citigroup, Inc.
2.125% due 04/30/2012	100	102
5.500% due 04/11/2013	1,500	1,577
6.000% due 08/15/2017	1,900	1,946
8.500% due 05/22/2019	100	117

Deutsche Bank AG
1.050% due 02/17/2015	800	786

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	400	414
7.375% due 02/01/2011	1,200	1,230

General Electric Capital Corp.
3.000% due 12/09/2011	400	414
5.875% due 01/14/2038	500	477

GMAC, Inc.
6.000% due 12/15/2011	100	100
6.875% due 08/28/2012	900	911

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	400	424
6.250% due 09/01/2017	1,200	1,292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
6.000% due 01/15/2018	$400	$435

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	1,300	1,388

JPMorgan Chase Capital XX
6.550% due 09/15/2066	100	94

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	1,800	427

Merrill Lynch & Co., Inc.
0.482% due 06/05/2012	700	687
6.050% due 08/15/2012	1,200	1,282
6.875% due 04/25/2018	1,000	1,079

MetLife, Inc.
6.400% due 12/15/2066	300	273

Morgan Stanley
2.350% due 05/14/2010	700	702

National Australia Bank Ltd.
2.550% due 01/13/2012	400	409
5.350% due 06/12/2013	400	431

Petroleum Export Ltd.
5.265% due 06/15/2011	40	39

Principal Life Income Funding Trusts
5.550% due 04/27/2015	500	530

Resona Bank Ltd.
5.850% due 09/29/2049	200	189

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	1,800	1,839

SLM Corp.
4.841% due 01/31/2014	1,100	933

State Street Capital Trust IV
1.257% due 06/01/2077	100	75

Temasek Financial I Ltd.
4.300% due 10/25/2019	300	298

TNK-BP Finance S.A.
6.125% due 03/20/2012	100	105

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	100	120

UBS AG
5.750% due 04/25/2018	200	205
5.875% due 12/20/2017	400	415

USB Capital IX
6.189% due 10/29/2049	100	86

Wells Fargo & Co.
7.980% due 03/29/2049	1,400	1,470

		40,030

INDUSTRIALS 3.6%
America Movil SAB de C.V.
6.125% due 03/30/2040	1,700	1,670

AstraZeneca PLC
5.900% due 09/15/2017	300	336
6.450% due 09/15/2037	200	223

CODELCO, Inc.
6.150% due 10/24/2036	100	103

Dow Chemical Co.
4.850% due 08/15/2012	600	635
6.000% due 10/01/2012	100	109

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	1,300	1,396

Kraft Foods, Inc.
6.125% due 02/01/2018	500	548

Peabody Energy Corp.
7.875% due 11/01/2026	100	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Philip Morris International, Inc.
6.375% due 05/16/2038	$200	$218

President and Fellows of Harvard College
6.000% due 01/15/2019	400	451

Rohm and Haas Co.
6.000% due 09/15/2017	400	426

Shell International Finance BV
5.500% due 03/25/2040	100	98

Union Pacific Corp.
5.700% due 08/15/2018	800	843

UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	321

Vale Overseas Ltd.
5.625% due 09/15/2019	600	623

		8,103

UTILITIES 1.1%

Enel Finance International S.A.
6.800% due 09/15/2037	1,600	1,690

Qwest Corp.
7.625% due 06/15/2015	500	549

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	300	292

		2,531

Total Corporate Bonds & Notes (Cost $48,784)		50,664

MUNICIPAL BONDS & NOTES 3.0%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	103

California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030 (b)	100	100

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	748

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	100	103

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,191

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	202

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	200	208

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	500	517

New York State Thruway Authority Revenue Bonds, Series 2010
5.883% due 04/01/2030	1,000	1,009

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	200	209

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	280	226

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	500	497

78	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	$575	$457

Total Municipal Bonds & Notes (Cost $7,488)		6,777

U.S. GOVERNMENT AGENCIES 25.8%

Fannie Mae
0.289% due 12/25/2036	233	230
0.579% due 07/25/2037 - 03/25/2044	2,005	1,968
0.609% due 07/25/2037	1,753	1,745
0.966% due 06/25/2037	1,564	1,558
0.968% due 03/25/2040	1,873	1,872
1.671% due 07/01/2044	86	84
2.678% due 08/01/2033	66	68
3.295% due 05/25/2035	56	56
3.743% due 05/01/2036	10	10
4.358% due 09/01/2033	257	267
4.679% due 12/01/2036	44	47
4.889% due 06/01/2033	226	234
4.912% due 09/01/2034	48	50
5.000% due 04/25/2033	17	18
5.233% due 01/01/2036	192	200
5.500% due 01/01/2021 - 03/01/2036	19,614	20,790
5.500% due 02/01/2035 - 10/01/2035 (g)	9,082	9,600
6.000% due 02/01/2036 - 10/01/2038	7,174	7,645
6.500% due 10/01/2035 - 05/01/2040	6,460	6,990
6.500% due 08/01/2037 (g)	563	611
7.000% due 09/01/2013	4	5

Freddie Mac
0.930% due 08/15/2037	969	966
0.940% due 10/15/2037	267	266
0.950% due 05/15/2037 - 09/15/2037	1,098	1,095
1.681% due 02/25/2045	50	47
2.607% due 03/01/2034	276	284
2.721% due 02/01/2024	18	18
5.500% due 08/15/2030	2	2
8.000% due 01/01/2017	6	7

Ginnie Mae
4.375% due 03/20/2027	3	3
6.000% due 05/15/2033 - 04/15/2034	26	28
8.000% due 02/15/2030	1	2

Small Business Administration
5.520% due 06/01/2024	975	1,038

Total U.S. Government Agencies (Cost $55,727)		57,804

U.S. TREASURY OBLIGATIONS 4.3%

U.S. Treasury Bonds
4.250% due 05/15/2039 (g)	500	463
4.375% due 02/15/2038 (g)	600	571
4.375% due 11/15/2039 (g)	400	378
4.500% due 05/15/2038 (g)	800	777

U.S. Treasury Notes
0.875% due 01/31/2012 (g)	1,700	1,699
3.250% due 03/31/2017	5,200	5,192
3.625% due 02/15/2020 (g)	600	590

Total U.S. Treasury Obligations (Cost $9,826)		9,670

MORTGAGE-BACKED SECURITIES 5.7%

American Home Mortgage Investment Trust
2.229% due 02/25/2045	185	145

Banc of America Commercial Mortgage, Inc.
5.739% due 05/10/2045	400	415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Corp.
3.030% due 05/25/2035	$334	$307
6.030% due 01/20/2047	425	298

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	22	23

BCRR Trust
5.858% due 07/17/2040	500	516

Bear Stearns Adjustable Rate Mortgage Trust
2.918% due 04/25/2033	3	3
3.579% due 01/25/2034	4	4
3.705% due 01/25/2034	93	83

Bear Stearns Alt-A Trust
3.478% due 05/25/2035	778	554
5.158% due 09/25/2035	173	129

Citigroup Mortgage Loan Trust, Inc.
4.700% due 12/25/2035	111	102

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	200	196

Countrywide Alternative Loan Trust
0.409% due 05/25/2047	430	226
6.000% due 10/25/2033	55	54

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	830	706
5.250% due 02/20/2036	109	81

Credit Suisse First Boston Mortgage Securities Corp.
2.118% due 05/25/2032	1	1

First Horizon Asset Securities, Inc.
5.343% due 08/25/2035	260	231

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	212	192
0.309% due 01/25/2047	285	262

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	100	99
5.444% due 03/10/2039	100	97

GSR Mortgage Loan Trust
3.688% due 06/25/2034	256	225
5.219% due 11/25/2035	526	483
6.000% due 03/25/2037	179	154

Impac CMB Trust
1.229% due 07/25/2033	69	62

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	1,300	1,254
5.882% due 02/15/2051	100	98

JPMorgan Mortgage Trust
5.750% due 01/25/2036	226	194

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	200	184

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	199	143
1.934% due 12/25/2032	9	8

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	156	131
2.040% due 01/25/2029	70	66

Prime Mortgage Trust
0.629% due 02/25/2019	7	6
0.629% due 02/25/2034	56	51

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	238	237

Structured Adjustable Rate Mortgage Loan Trust
5.139% due 08/25/2035	181	131

Structured Asset Mortgage Investments, Inc.
0.479% due 07/19/2035	428	397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
3.183% due 10/25/2035	$245	$207

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	317	309
0.349% due 10/25/2046	50	49

WaMu Mortgage Pass-Through Certificates
0.519% due 10/25/2045	90	69
0.869% due 12/25/2027	870	696
1.471% due 02/25/2046	312	238
1.671% due 11/25/2042	50	37
1.871% due 08/25/2042	35	25
3.078% due 02/27/2034	51	48

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035	506	493
4.950% due 03/25/2036	467	411
4.999% due 10/25/2035	1,749	1,593

Total Mortgage-Backed Securities (Cost $14,173)		12,723

ASSET-BACKED SECURITIES 2.9%

Access Group, Inc.
1.549% due 10/27/2025	1,384	1,431

ACE Securities Corp.
0.279% due 12/25/2036	68	61

Ally Auto Receivables Trust
1.320% due 03/15/2012	200	201

Amortizing Residential Collateral Trust
0.809% due 07/25/2032	18	16

Bear Stearns Asset-Backed Securities Trust
0.309% due 10/25/2036	80	73

Centurion CDO VII Ltd.
0.619% due 01/30/2016	1,196	1,115

Chase Issuance Trust
1.757% due 09/15/2015	2,200	2,291

Countrywide Asset-Backed Certificates
0.279% due 05/25/2047	85	83
0.309% due 06/25/2037	124	120
0.709% due 12/25/2031	67	34

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 01/25/2032	13	9

First Franklin Mortgage Loan Asset-Backed Certificates
0.279% due 11/25/2036	193	189

Fremont Home Loan Trust
0.279% due 10/25/2036	166	162
0.289% due 01/25/2037	116	92

JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036	62	61

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034	12	10

MASTR Asset-Backed Securities Trust
0.289% due 11/25/2036	58	58

Morgan Stanley ABS Capital I
0.279% due 10/25/2036	12	12

Nationstar Home Equity Loan Trust
0.349% due 04/25/2037	540	512

Residential Asset Mortgage Products, Inc.
0.329% due 08/25/2046	40	40

Truman Capital Mortgage Loan Trust
0.569% due 01/25/2034	22	21

Total Asset-Backed Securities (Cost $6,590)		6,591

See Accompanying Notes	Annual Report	March 31, 2010	79

Schedule of Investments StocksPLUS® Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of China
4.875% due 07/21/2015		$100	$106

Mexico Government International Bond
5.950% due 03/19/2019		100	109
6.050% due 01/11/2040		100	100

Total Sovereign Issues (Cost $299)			315

FOREIGN CURRENCY-DENOMINATED ISSUES 2.6%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	300	171

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	279

France Government Bond
3.500% due 04/25/2020		300	408

France Treasury Notes
2.500% due 01/15/2015		300	410

General Electric Capital Corp.
5.500% due 09/15/2067		2,000	2,337

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		1,100	936

Wachovia Corp.
0.765% due 08/01/2011		1,000	1,332

Total Foreign Currency - Denominated Issues (Cost $5,839)			5,873

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

American International Group, Inc.
8.500% due 08/01/2011	21,600	$221

Motors Liquidation Co.
5.250% due 03/06/2032	40,000	346

Wells Fargo & Co.
7.500% due 12/31/2049	900	879

Total Convertible Preferred Securities (Cost $2,447)		1,446

PREFERRED STOCKS 0.8%

DG Funding Trust
2.501% due 12/31/2049	217	1,769

Total Preferred Stocks (Cost $2,294)		1,769

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.0%

REPURCHASE AGREEMENTS 1.2%

Goldman Sachs & Co.
0.140% due 04/05/2010	$2,000	2,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $2,064. Repurchase proceeds are $2,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$586	$586
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $600. Repurchase proceeds are $586.)

		2,586

U.S. TREASURY BILLS 0.9%
0.199% due 04/22/2010 - 09/02/2010 (c)(e)(g)	2,057	2,055

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 29.9%
	6,690,875	66,996

Total Short-Term Instruments (Cost $71,635)		71,637

PURCHASED OPTIONS (i) 0.0%
(Cost $3)		3

Total Investments 100.8% (Cost $225,807)		$225,997

Written Options (j) (0.1%) (Premiums $727)		(247)

Other Assets and Liabilities (Net) (0.7%)		(1,530)

Net Assets 100.0%		$224,220

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $20 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $54,027 at a weighted average interest rate of 0.378%. On March 31, 2010, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $9,060 and cash of $1,501 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	113	$104
90-Day Eurodollar June Futures	Long	06/2010	168	186
90-Day Eurodollar March Futures	Long	03/2011	2	4
90-Day Eurodollar September Futures	Long	09/2010	126	49
E-mini S&P 500 Index June Futures	Long	06/2010	284	(4)
Euro-Bobl June Futures	Long	06/2010	45	17
Euro-Bund 10-Year Bond June Futures	Long	06/2010	15	10
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	12	1
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 120.000	Short	06/2010	12	0
S&P 500 Index June Futures	Long	06/2010	340	3,225
U.S. Treasury 2-Year Note June Futures	Long	06/2010	271	(46)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	14	(14)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	127	(67)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	9	2
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	16	13
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	8	1

				$3,481

80	PIMCO Funds	See Accompanying Notes

March 31, 2010

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	$500	$(7)	$(7)	$0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(8)	(7)	(1)
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	700	(2)	0	(2)
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	700	(12)	0	(12)
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	1.314%	1,400	15	0	15
GMAC, Inc.	JPM	4.850%	09/20/2012	2.917%	500	23	0	23
International Lease Finance Corp.	JPM	5.000%	06/20/2010	1.833%	3,100	27	(77)	104
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	5	3	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
JSC Gazprom	BCLY	1.600%	12/20/2012	1.733%	1,200	1	0	1
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,000	12	4	8
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	200	3	2	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	600	8	4	4

						$82	$(68)	$150

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$ 1,350	$21	$0	$21
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	386	6	0	6
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	675	10	0	10

					$37	$0	$37

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	1,100	$50	$0	$50
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	2,500	(30)	(45)	15
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		8,300	13	8	5
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,000	28	0	28
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,500	33	(10)	43
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		100	5	1	4
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	14	1	13
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,000	0	1	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		400	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		100	0	0	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	1	1	0
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	3	3	0

See Accompanying Notes	Annual Report	March 31, 2010	81

Schedule of Investments StocksPLUS® Total Return Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	300	$(2)	$1	$(3)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		10,000	(64)	5	(69)
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,600	42	33	9
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		7,700	203	161	42
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,700	18	0	18
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	400	50	(6)	56
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		500	0	(1)	1
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		200	(1)	(1)	0
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		7,000	214	21	193
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		6,000	183	6	177
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		5,100	156	6	150

							$916	$189	$727

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	54,111	1-Month USD-LIBOR plus a specified spread	$ 98,821	04/30/2010	MLP	$ 5,943

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$104.000	05/21/2010	180	$3	$3

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	128	$55	$21
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	7	2	1
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	78	18	3
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	7	8	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	56	21	20
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	41	16	25
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	1	1	0
Put - CBOT U.S. Treasury 10-Year Note May Futures	115.000	04/23/2010	1	0	0
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	7	13	6

				$134	$80

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$1,500	$18	$0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,000	6	3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,000	2	2
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	7	0
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	4,000	42	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	4,000	12	2
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,000	2	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	200	2	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	200	2	1
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,200	17	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	3,400	22	23
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,000	114	2
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	4,900	12	12
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,900	29	29
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	500	7	0
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	12,000	100	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,100	7	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,100	12	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,800	13	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	10	0

82	PIMCO Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	$2,800	$12	$7
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	2,800	13	15
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	6,000	42	1
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	2,000	16	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	5,500	43	37

							$564	$141

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,000	$12	$0
Call - OTC USD versus JPY		94.000	04/20/2010	2,000	7	17

					$19	$17

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,100	$10	$9

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Premium
Balance at 03/31/2009	63	$7,000	$57
Sales	743	139,900	1,544
Closing Buys	(410)	(65,700)	(833)
Expirations	(61)	(2,000)	(35)
Exercised	(9)	0	(6)

Balance at 03/31/2010	326	$79,200	$727

(k)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	05/01/2040	$1,000	$1,051	$1,050
Fannie Mae	5.500%	06/01/2040	22,000	23,162	23,072

				$24,213	$24,122

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,626	04/2010	JPM	$31	$0	$31
Buy	BRL	1,835	04/2010	GSC	0	(16)	(16)
Sell		1,835	04/2010	HSBC	0	(4)	(4)
Buy		1,835	06/2010	HSBC	4	0	4
Buy	CAD	229	04/2010	JPM	6	0	6
Buy	CNY	279	08/2010	BCLY	0	(1)	(1)
Buy		346	08/2010	DUB	0	(1)	(1)
Buy		340	08/2010	HSBC	0	0	0
Buy		1,225	08/2010	JPM	1	(1)	0
Buy		652	08/2010	MSC	0	0	0
Buy		192	11/2010	BCLY	0	0	0
Buy		318	11/2010	CITI	0	(1)	(1)
Buy		813	11/2010	DUB	0	(2)	(2)
Buy		318	11/2010	MSC	0	(1)	(1)
Sell	EUR	78	04/2010	BCLY	0	0	0
Sell		1,197	04/2010	CITI	28	0	28
Buy		29	04/2010	DUB	0	(1)	(1)
Sell		642	04/2010	GSC	11	0	11
Sell		2,997	04/2010	JPM	55	0	55
Sell		130	04/2010	RBC	2	0	2
Sell	GBP	531	06/2010	RBS	0	(5)	(5)
Buy	IDR	203,400	10/2010	BOA	2	0	2
Buy		1,514,663	10/2010	CITI	11	0	11

See Accompanying Notes	Annual Report	March 31, 2010	83

Schedule of Investments StocksPLUS® Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	203,400	10/2010	RBS	$2	$0	$2
Buy		397,332	10/2010	UBS	2	0	2
Sell	JPY	7,229	04/2010	BCLY	1	0	1
Sell		2,874	04/2010	BNP	0	0	0
Buy		7,138	04/2010	CITI	0	0	0
Sell		68,497	04/2010	CITI	14	0	14
Sell		10,089	04/2010	GSC	4	0	4
Sell		2,780	04/2010	UBS	0	0	0
Buy	KRW	6,000	07/2010	BCLY	0	0	0
Buy		11,952	07/2010	DUB	1	0	1
Buy		9,931	07/2010	MSC	0	0	0
Buy		213,439	08/2010	BCLY	9	0	9
Buy	KRW	23,771	08/2010	MSC	1	0	1
Buy		10,690	11/2010	BCLY	0	0	0
Buy		38,984	11/2010	BOA	1	0	1
Buy		122,180	11/2010	CITI	2	0	2
Buy		11,626	11/2010	DUB	0	0	0
Buy		11,730	11/2010	GSC	0	0	0
Buy		69,227	11/2010	JPM	1	0	1
Buy		46,044	11/2010	MSC	0	0	0
Buy	MYR	243	06/2010	BCLY	4	0	4
Buy		243	06/2010	DUB	4	0	4
Buy		23	06/2010	MSC	0	0	0
Buy		342	10/2010	BCLY	4	0	4
Buy		34	10/2010	BOA	0	0	0
Buy		162	10/2010	CITI	2	0	2
Buy		36	10/2010	DUB	0	0	0
Buy	SGD	50	06/2010	CITI	0	0	0
Buy		54	09/2010	CITI	0	0	0
Buy	TWD	573	06/2010	BOA	0	0	0
Buy		673	06/2010	DUB	0	0	0
Buy		740	06/2010	MSC	0	0	0
Buy		93	10/2010	BCLY	0	0	0
Buy		275	10/2010	CITI	0	0	0

					$203	$(33)	$170

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$50,664	$0	$50,664
Municipal Bonds & Notes	0	6,777	0	6,777
U.S. Government Agencies	0	57,804	0	57,804
U.S. Treasury Obligations	0	9,670	0	9,670
Mortgage-Backed Securities	0	12,723	0	12,723
Short-Term Instruments	66,996	4,641	0	71,637
Other Investments +++	1,100	12,739	2,883	16,722

Investments, at value	$68,096	$155,018	$2,883	$225,997
Short Sales, at value	$0	$(24,122)	$0	$(24,122)
Financial Derivative Instruments ++++	$3,471	$6,799	$(9)	$10,261

Totals	$71,567	$137,695	$2,874	$212,136

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$45	$1,118	$1	$0	$(434)	$2,153	$2,883	$(434)
Financial Derivative Instruments ++++	$91	$(10)	$0	$0	$2	$(92)	$(9)	$0

Totals	$136	$1,108	$1	$0	$(432)	$2,061	$2,874	$(434)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

84	PIMCO Funds	See Accompanying Notes

March 31, 2010

+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$3	$0	$0	$0	$0	$3
Variation margin receivable ^^	136	0	0	0	0	136
Unrealized appreciation on foreign currency contracts	0	203	0	0	0	203
Unrealized appreciation on swap agreements	804	0	202	5,943	0	6,949

	$943	$203	$202	$5,943	$0	$7,291

Liabilities:
Written options outstanding	$220	$17	$0	$10	$0	$247
Variation margin payable ^^	0	0	0	401	0	401
Unrealized depreciation on foreign currency contracts	0	33	0	0	0	33
Unrealized depreciation on swap agreements	77	0	15	0	0	92

	$297	$50	$15	$411	$0	$773

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$118	$0	$0	$0	$0	$118
Net realized gain (loss) on futures contracts, written options and swaps	7,851	0	(2,642)	59,142	0	64,351
Net realized (loss) on foreign currency transactions	0	(72)	0	0	0	(72)

	$7,969	$(72)	$(2,642)	$59,142	$0	$64,397

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,466)	$0	$0	$0	$0	$(2,466)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,375)	2	3,646	7,673	0	9,946
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	802	0	0	0	802

	$(3,841)	$804	$3,646	$7,673	$0	$8,282

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $3,481 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	85

Schedule of Investments  StocksPLUS® TR Short Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 15.9%

American Express Bank FSB
5.500% due 04/16/2013	$1,100	$1,179
6.000% due 09/13/2017	700	752

American Express Centurion Bank
0.310% due 07/13/2010	600	600

American Express Co.
6.150% due 08/28/2017	1,700	1,837

American Express Credit Corp.
0.378% due 10/04/2010	600	600

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	2,000	1,973

American General Finance Corp.
4.625% due 09/01/2010	4,100	4,094
4.875% due 05/15/2010	700	700

American International Group, Inc.
4.700% due 10/01/2010	1,700	1,717
4.950% due 03/20/2012	3,000	3,063

BA Covered Bond Issuer
5.500% due 06/14/2012	1,000	1,068

Bank of America Corp.
0.580% due 08/15/2016	100	88
4.500% due 04/01/2015	1,400	1,413
6.500% due 08/01/2016	2,200	2,380

Bank of America N.A.
6.000% due 10/15/2036	300	278

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	300	300

Bank of Scotland PLC
0.312% due 12/08/2010	3,000	2,994
4.880% due 04/15/2011	5,500	5,736

Barclays Bank PLC
6.050% due 12/04/2017	900	929

Bear Stearns Cos. LLC
0.460% due 08/15/2011	1,300	1,301
6.400% due 10/02/2017	700	774
6.950% due 08/10/2012	4,100	4,545

C10 Capital SPV Ltd.
6.722% due 12/31/2049	200	142

CIT Group, Inc.
7.000% due 05/01/2013	22	21
7.000% due 05/01/2014	32	30
7.000% due 05/01/2015	132	124
7.000% due 05/01/2016	54	50
7.000% due 05/01/2017	75	69

Citibank N.A.
1.875% due 05/07/2012	600	608

Citigroup Capital XXI
8.300% due 12/21/2077	500	509

Citigroup Funding, Inc.
1.299% due 05/07/2010	7,000	7,006

Citigroup, Inc.
0.400% due 05/18/2010	4,500	4,500
2.125% due 04/30/2012	300	306
5.500% due 04/11/2013	6,000	6,309
5.625% due 08/27/2012	200	210
8.500% due 05/22/2019	100	117

Countrywide Financial Corp.
5.800% due 06/07/2012	2,600	2,765

Credit Agricole S.A.
8.375% due 10/29/2049	4,400	4,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
1.050% due 02/17/2015	$600	$589
6.000% due 09/01/2017	600	659

Deutsche Bank Capital Funding Trust I
2.089% due 12/29/2049	3,900	3,022

Dexia Credit Local
0.899% due 09/23/2011	1,300	1,310

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	600	621
7.375% due 02/01/2011	2,100	2,153
8.000% due 06/01/2014	400	421

Foundation Re II Ltd.
7.000% due 11/26/2010	400	397

General Electric Capital Corp.
3.000% due 12/09/2011	1,500	1,551
6.875% due 01/10/2039	1,000	1,082

GMAC, Inc.
6.000% due 04/01/2011	3,100	3,094
6.875% due 08/28/2012	600	607
8.300% due 02/12/2015	700	737

Goldman Sachs Group, Inc.
6.150% due 04/01/2018	1,400	1,484

International Lease Finance Corp.
0.472% due 05/24/2010	900	900
4.875% due 09/01/2010	1,389	1,389

JPMorgan Chase & Co.
0.378% due 12/21/2011	2,800	2,794
5.250% due 05/01/2015	1,000	1,055

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	1,700	1,307

LBG Capital No.1 PLC
7.875% due 11/01/2020	2,500	2,262

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	3,300	776
3.005% due 07/18/2011 (a)	300	70
3.011% due 12/23/2010 (a)	200	47
5.625% due 01/24/2013 (a)	300	72

Lloyds TSB Bank PLC
5.800% due 01/13/2020	5,000	4,887

Merrill Lynch & Co., Inc.
0.450% due 02/15/2011	1,700	1,671
0.482% due 06/05/2012	1,400	1,374

Morgan Stanley
0.499% due 01/09/2012	400	396
0.501% due 01/18/2011	700	700
2.350% due 05/14/2010	1,200	1,203
5.950% due 12/28/2017	500	514
6.600% due 04/01/2012	1,000	1,085

National Australia Bank Ltd.
2.550% due 01/13/2012	2,200	2,252

Nationwide Building Society
6.250% due 02/25/2020	1,400	1,430

Nationwide Life Global Funding I
0.451% due 05/19/2010	2,400	2,396

Nomura Holdings, Inc.
6.700% due 03/04/2020	5,100	5,302

Nordea Bank AB
4.875% due 01/27/2020	3,300	3,279

Northern Rock Asset Management PLC
5.625% due 06/22/2017	2,600	2,547

Pacific LifeCorp
6.000% due 02/10/2020	300	293

Pricoa Global Funding I
1.052% due 06/04/2010	2,000	2,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Protective Life Secured Trusts
0.389% due 11/09/2010	$2,500	$2,494

Prudential Financial, Inc.
4.720% due 06/10/2013	1,000	990

Resona Bank Ltd.
5.850% due 09/29/2049	600	567

Royal Bank of Scotland Group PLC
0.531% due 10/14/2016	1,400	1,170
0.650% due 04/08/2011	2,500	2,505
4.875% due 08/25/2014	100	101

SLM Corp.
0.409% due 07/26/2010	100	99
0.457% due 03/15/2011	2,000	1,951
0.479% due 10/25/2011	1,200	1,142
0.549% due 01/27/2014	700	606
4.841% due 01/31/2014	1,000	848

Societe Generale
5.922% due 04/29/2049	500	432

Sun Life Financial Global Funding LP
0.508% due 07/06/2010	2,500	2,500

Temasek Financial I Ltd.
4.300% due 10/25/2019	500	497

Tenneco, Inc.
8.125% due 11/15/2015	200	206

TNK-BP Finance S.A.
6.125% due 03/20/2012	100	105

TransCapitalInvest Ltd. for OJSC AK Transneft
8.700% due 08/07/2018	200	240

UBS AG
1.169% due 05/05/2010	1,400	1,401
1.352% due 02/23/2012	500	503

UBS Preferred Funding Trust V
6.243% due 05/29/2049	6,900	6,279

USB Capital IX
6.189% due 10/29/2049	300	260

Wachovia Corp.
0.381% due 10/15/2011	4,400	4,382
0.439% due 08/01/2013	700	680

Wells Fargo & Co.
7.980% due 03/29/2049	6,900	7,245

Wells Fargo Bank N.A.
4.750% due 02/09/2015	3,300	3,431

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	100	102

		166,388

INDUSTRIALS 1.6%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,375	1,416

AmeriGas Partners LP
7.125% due 05/20/2016	200	203

CODELCO, Inc.
7.500% due 01/15/2019	300	355

Daimler Finance North America LLC
7.750% due 01/18/2011	3,700	3,893

Eaton Vance Corp.
6.500% due 10/02/2017	600	647

Gaz Capital S.A.
6.212% due 11/22/2016	100	104
8.146% due 04/11/2018	1,000	1,133

Oracle Corp.
5.750% due 04/15/2018	500	549

86	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras International Finance Co.
7.875% due 03/15/2019	$2,200	$2,584

Petroleos Mexicanos
6.000% due 03/05/2020	1,200	1,236

Reynolds American, Inc.
0.957% due 06/15/2011	2,360	2,351

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	150	163

Union Pacific Corp.
5.700% due 08/15/2018	500	527

Vale Overseas Ltd.
5.625% due 09/15/2019	1,500	1,556

		16,717

UTILITIES 1.6%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,300	3,613

Deutsche Telekom International Finance BV
8.500% due 06/15/2010	1,000	1,015

EDF S.A.
4.600% due 01/27/2020	3,000	2,963
5.500% due 01/26/2014	200	220
6.500% due 01/26/2019	200	225
6.950% due 01/26/2039	200	230

Telefonica Emisiones SAU
0.580% due 02/04/2013	2,000	1,958

Verizon Communications, Inc.
5.250% due 04/15/2013	300	328

Verizon Wireless Capital LLC
2.851% due 05/20/2011	2,400	2,471

Vodafone Group PLC
5.000% due 12/16/2013	3,200	3,456

		16,479

Total Corporate Bonds & Notes (Cost $191,995)		199,534

CONVERTIBLE BONDS & NOTES 0.0%

Goodrich Petroleum Corp.
3.250% due 12/01/2026	150	141

Total Convertible Bonds & Notes (Cost $128)		141

MUNICIPAL BONDS & NOTES 1.5%

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	104
7.500% due 04/01/2034	100	103
7.550% due 04/01/2039	100	103

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	3,700	3,794

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	1,000	990

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	854

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (b)	1,000	991

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	600	616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	$1,100	$777

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	700	708

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	80	68

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	800	828

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	23

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	1,000	1,010

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	1,300	1,476

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040	2,500	2,474

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	1,000	728

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	90	73

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	290	231

Total Municipal Bonds & Notes (Cost $16,110)		15,951

U.S. GOVERNMENT AGENCIES 14.7%

Fannie Mae
0.579% due 07/25/2037 - 09/25/2042	6,623	6,582
0.609% due 07/25/2037	7,504	7,470
0.966% due 06/25/2037	8,192	8,162
0.968% due 03/25/2040	8,184	8,178
1.989% due 09/01/2035	99	100
2.405% due 11/01/2035	29	29
2.549% due 12/01/2033	57	59
2.730% due 03/01/2035	11	11
2.871% due 10/01/2034	12	12
2.951% due 06/01/2034	407	418
3.226% due 12/01/2033	28	30
3.232% due 07/01/2035	101	105
4.828% due 06/01/2035	199	206
4.962% due 06/01/2035	215	222
5.500% due 11/01/2021 - 05/01/2040	3,737	3,949
6.000% due 10/01/2026 - 05/01/2040	68,392	72,777
6.000% due 05/01/2027 - 03/01/2036 (g)	4,762	5,082
6.500% due 05/01/2040	2,000	2,161

Freddie Mac
0.930% due 08/15/2037	11,428	11,397
0.940% due 10/15/2037	2,936	2,924
0.950% due 05/15/2037 - 09/15/2037	12,821	12,784
3.645% due 11/01/2034	88	91
4.664% due 06/01/2035	222	228
5.500% due 08/15/2030 - 04/01/2040	4,000	4,223
6.000% due 08/01/2027 - 05/01/2040	3,361	3,596

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
6.000% due 07/15/2037 - 05/01/2040	$1,378	$1,470

Small Business Administration
4.430% due 05/01/2029	1,261	1,303
5.520% due 06/01/2024	15	16

Total U.S. Government Agencies (Cost $152,900)		153,585

U.S. TREASURY OBLIGATIONS 11.2%

U.S. Treasury Bonds
3.500% due 02/15/2039 (g)	100	81
4.250% due 05/15/2039 (g)	2,700	2,503
4.375% due 11/15/2039 (g)	4,000	3,784
4.750% due 02/15/2037 (g)	200	203
5.375% due 02/15/2031 (g)	700	775

U.S. Treasury Notes
0.875% due 01/31/2012 (g)	62,400	62,349
0.875% due 02/29/2012	6,200	6,189
2.375% due 02/28/2015	13,400	13,311
2.750% due 11/30/2016 (g)	1,400	1,361
3.250% due 03/31/2017	15,400	15,375
3.625% due 02/15/2020 (f)(g)	10,700	10,521

Total U.S. Treasury Obligations (Cost $116,923)		116,452

MORTGAGE-BACKED SECURITIES 2.2%

American Home Mortgage Investment Trust
2.229% due 02/25/2045	26	21

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	2,900	2,618
5.739% due 05/10/2045	300	311

Banc of America Funding Corp.
3.030% due 05/25/2035	48	44
3.810% due 06/25/2034	110	103

Banc of America Mortgage Securities, Inc.
3.913% due 05/25/2033	154	137

BCRR Trust
5.858% due 07/17/2040	500	516

Bear Stearns Adjustable Rate Mortgage Trust
3.605% due 11/25/2034	293	247
4.142% due 11/25/2034	83	74
4.663% due 12/25/2035	192	172

Bear Stearns Alt-A Trust
5.158% due 09/25/2035	43	32

Chase Mortgage Finance Corp.
6.000% due 12/25/2036	1,000	824

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	83	76
4.700% due 12/25/2035	55	51

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	300	294
5.543% due 02/11/2017	3,800	3,688

Countrywide Alternative Loan Trust
0.509% due 02/25/2037	649	358

Countrywide Home Loan Mortgage Pass-Through Trust
3.388% due 02/20/2035	346	294
3.510% due 11/25/2034	196	166
5.250% due 02/20/2036	54	41

Credit Suisse First Boston Mortgage Securities Corp.
4.938% due 12/15/2040	2	1

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	100	97

See Accompanying Notes	Annual Report	March 31, 2010	87

Schedule of Investments  StocksPLUS® TR Short Strategy Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
2.954% due 09/25/2035	$146	$135
5.219% due 11/25/2035	263	242

Harborview Mortgage Loan Trust
0.319% due 01/19/2038	200	198
0.399% due 12/19/2036	1,398	750
0.449% due 05/19/2035	46	27

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	1,700	1,660
5.882% due 02/15/2051	100	98

JPMorgan Mortgage Trust
5.016% due 02/25/2035	78	78
5.750% due 01/25/2036	338	291
6.093% due 10/25/2036	1,466	1,236

LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	14	14

Mellon Residential Funding Corp.
0.670% due 12/15/2030	401	362
0.712% due 06/15/2030	5	4

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,590	1,415
5.485% due 03/12/2051	100	92

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	142	102
3.051% due 05/25/2033	135	127

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	156	131

Morgan Stanley Capital I
5.809% due 12/12/2049	1,700	1,675

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035	644	399

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035	104	49
2.781% due 02/25/2034	128	111
2.828% due 08/25/2034	190	171

Structured Asset Mortgage Investments, Inc.
0.509% due 02/25/2036	59	34

Structured Asset Securities Corp.
0.279% due 05/25/2036	130	125

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	226	221

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	702	627
5.509% due 04/15/2047	100	91

WaMu Mortgage Pass-Through Certificates
1.671% due 11/25/2042	22	16
3.328% due 10/25/2046	586	387
5.854% due 02/25/2037	2,500	1,914

Wells Fargo Mortgage-Backed Securities Trust
4.943% due 01/25/2035	233	227
4.950% due 03/25/2036	233	206

Total Mortgage-Backed Securities (Cost $23,938)		23,380

ASSET-BACKED SECURITIES 1.0%

ACE Securities Corp.
0.289% due 10/25/2036	56	35

Asset-Backed Securities Corp. Home Equity
0.504% due 09/25/2034	71	60

Centurion CDO VII Ltd.
0.619% due 01/30/2016	5,184	4,831

Citigroup Mortgage Loan Trust, Inc.
0.289% due 05/25/2037	291	262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.309% due 06/25/2037		$142	$137
0.709% due 12/25/2031		1	0

Ford Credit Auto Owner Trust
1.210% due 01/15/2012		500	501

HSI Asset Securitization Corp. Trust
0.279% due 12/25/2036		29	22

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034		9	8

Massachusetts Educational Financing Authority
1.199% due 04/25/2038		3,048	3,041

Park Place Securities, Inc.
0.541% due 10/25/2034		176	171

SLM Student Loan Trust
0.239% due 10/27/2014		119	119
0.499% due 07/25/2013		87	87
0.549% due 01/25/2015		59	59
0.749% due 10/25/2017		1,100	1,109

Structured Asset Securities Corp.
0.279% due 10/25/2036		50	50

Total Asset-Backed Securities (Cost $10,589)			10,492

SOVEREIGN ISSUES 0.7%

Banco Nacional de Desenvolvimento Economicoe Social
5.500% due 07/12/2020		2,100	2,090

Export-Import Bank of Korea
5.875% due 01/14/2015		1,900	2,052

Korea Development Bank
4.375% due 08/10/2015		2,500	2,540

Mexico Government International Bond
6.050% due 01/11/2040		400	401

Societe Financement de l’Economie Francaise
2.375% due 03/26/2012		400	408

Total Sovereign Issues (Cost $7,266)			7,491

FOREIGN CURRENCY-DENOMINATED ISSUES 3.4%

American International Group, Inc.
4.000% due 09/20/2011	EUR	500	678
5.750% due 03/15/2067	GBP	200	200
8.625% due 05/22/2068		3,100	3,893

Barclays Bank PLC
14.000% due 11/29/2049		420	834

Canada Government Bond
2.000% due 12/01/2014	CAD	2,500	2,376
4.500% due 06/01/2015		400	424

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	558

France Treasury Notes
2.500% due 01/15/2015		1,600	2,185

General Electric Capital Corp.
5.500% due 09/15/2067		1,900	2,220

Goldman Sachs Group, Inc.
1.015% due 01/30/2017		1,200	1,471

Intesa Sanpaolo SpA
8.047% due 06/29/2049		3,700	5,160

JPMorgan Chase & Co.
0.957% due 09/26/2013		600	793

KeyCorp
0.860% due 11/22/2010		100	130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	300	$418

Principal Financial Global Funding LLC
2.750% due 07/12/2010	CHF	400	384

Republic of Germany
3.250% due 01/04/2020	EUR	9,500	13,016

SLM Corp.
0.850% due 12/15/2010		300	398
2.750% due 03/15/2011	CHF	500	470

Total Foreign Currency-Denominated Issues (Cost $34,279)			35,608

		SHARES
CONVERTIBLE PREFERRED SECURITIES 1.1%

American International Group, Inc.
8.500% due 08/01/2011		5,700	58

Motors Liquidation Co.
5.250% due 03/06/2032		24,000	208

Wells Fargo & Co.
7.500% due 12/31/2049		11,170	10,913

Total Convertible Preferred Securities (Cost $9,905)			11,179

PREFERRED STOCKS 0.1%

DG Funding Trust
2.501% due 12/31/2049		85	693

Total Preferred Stocks (Cost $904)			693

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 42.1%

COMMERCIAL PAPER 0.9%

Fannie Mae
0.185% due 06/23/2010		$2,000	1,999
0.280% due 08/03/2010		1,000	999

Federal Home Loan Bank
0.190% due 06/23/2010		1,000	1,000

Metropolitan Life Global Funding I
0.858% due 09/17/2010		5,200	5,215

			9,213

REPURCHASE AGREEMENTS 10.3%

Goldman Sachs & Co.
0.140% due 04/05/2010		28,000	28,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $28,891. Repurchase proceeds are $28,000.)

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010		46,400	46,400
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $47,338. Repurchase proceeds are $46,400.)
0.020% due 04/01/2010		33,000	33,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $33,741. Repurchase proceeds are $33,000.)

88	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$762	$762
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 05/06/2010 valued at $780. Repurchase proceeds are $762.)

		108,162

U.S. TREASURY BILLS 3.9%
0.158% due 04/22/2010 - 09/02/2010 (c)(e)(g)	41,276	41,258

U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
0.126% due 04/01/2010	7,000	7,000

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.3%
27,436,826	$274,725

Total Short-Term Instruments (Cost $440,359)	440,358

PURCHASED OPTIONS (i) 0.0%
(Cost $70)	25

Total Investments 97.1% (Cost $1,005,366)	$1,014,889

Written Options (j) (0.1%) (Premiums $3,574)	(1,283)

Other Assets and Liabilities (Net) 3.0%	31,644

Net Assets 100.0%	$1,045,250

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $250 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $39,800 at a weighted average interest rate of 0.025%. On March 31, 2010, securities valued at $9,538 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $86,090 and cash of $303 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	549	$228
90-Day Eurodollar June Futures	Long	06/2010	1,202	742
90-Day Eurodollar March Futures	Long	03/2011	6	10
90-Day Eurodollar September Futures	Long	09/2010	670	147
E-mini S&P 500 Index June Futures	Short	06/2010	11,227	(12,974)
Euro-Bobl June Futures	Long	06/2010	170	78
Euro-Bund 10-Year Bond June Futures	Long	06/2010	70	65
S&P 500 Index June Futures	Short	06/2010	1,232	(7,423)
U.S. Treasury 2-Year Note June Futures	Long	06/2010	670	(102)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	89	(92)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	1,844	(1,030)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	52	12
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	57	14
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	48	6

				$(20,319)

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues-Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.936%	$150	$(1)	$1	$(2)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	12/20/2013	2.291%	$500	$48	$(45)	$93
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	500	(7)	(7)	0
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	500	(8)	(7)	(1)
Brazil Government International Bond	MSC	1.950%	08/20/2016	1.391%	500	17	0	17
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	100	0	(1)	1

See Accompanying Notes	Annual Report	March 31, 2010	89

Schedule of Investments StocksPLUS® TR Short Strategy Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	$100	$0	$(1)	$1
Citigroup, Inc.	DUB	1.000%	03/20/2011	0.789%	10,000	24	(42)	66
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	500	1	(3)	4
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	300	0	(2)	2
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	800	(8)	(14)	6
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	800	(8)	(14)	6
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	1.314%	800	9	0	9
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	3,900	592	139	453
International Lease Finance Corp.	UBS	5.000%	06/20/2010	1.833%	3,700	31	(37)	68
Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	300	5	3	2
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	100	2	1	1
Japan Government International Bond	JPM	1.000%	03/20/2015	0.607%	600	11	7	4
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	100	1	0	1
JSC Gazprom	MSC	2.480%	02/20/2013	1.765%	1,000	23	0	23
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	800	(5)	(18)	13
Mexico Government International Bond	CITI	1.000%	03/20/2015	1.139%	500	(3)	(11)	8
Morgan Stanley	GSC	1.000%	03/20/2011	0.950%	1,000	1	(1)	2
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%	100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	1,700	22	8	14
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	200	3	2	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%	5,000	64	10	54

						$817	$(32)	$849

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	$1,254	$20	$0	$20
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	289	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	579	9	0	9

					$33	$0	$33

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	200	$9	$0	$9
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,000	(12)	(18)	6
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	(1)	0	(1)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	(1)	0	(1)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	(2)	0	(2)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		2,000	2	3	(1)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		2,400	4	5	(1)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,700	7	8	(1)
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	(2)	0	(2)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		1,800	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		800	11	0	11
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,000	22	(7)	29
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	5	0	5
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		2,800	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		12,900	5	4	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		9,500	3	1	2

90	PIMCO Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY	BRL	5,000	$(1)	$0	$(1)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		900	2	2	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		6,200	22	25	(3)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		900	1	0	1
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		1,900	5	0	5
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,000	3	3	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		500	3	3	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,200	10	10	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	200	(1)	1	(2)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		3,000	(19)	2	(21)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC	CAD	2,500	27	14	13
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$4,100	108	86	22
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		19,800	522	415	107
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		15,600	1,141	333	808
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS	AUD	2,900	19	0	19
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	600	74	(9)	83
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		1,900	(2)	(5)	3
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		900	(1)	(3)	2
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		43,600	1,330	156	1,174
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		8,900	272	2	270
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		5,300	162	2	160
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		1,200	19	5	14
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC	MXN	15,300	15	7	8

							$3,761	$1,045	$2,716

(i)	Purchased options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME S&P 500 Index June Futures	$1,425.000	06/17/2010	1,847	$53	$0
Put - CBOT U.S. Treasury 2-Year Note June Futures	104.000	05/21/2010	270	5	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	92.000	05/21/2010	1,310	12	21

				$70	$25

(j)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	155	$45	$25
Call - CME S&P 500 Index April Futures	1,200.000	04/16/2010	37	42	20
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	70	28	25
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	85	34	51
Put - CME S&P 500 Index April Futures	1,120.000	04/16/2010	37	69	31

				$218	$152

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$1,500	$24	$0
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,200	12	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	10,300	243	3
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	9	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	4,000	26	12
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	4,000	16	10
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,000	49	1
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	3,700	27	11
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	15,700	147	38
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	400	2	0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	24	0
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	200	2	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,200	50	1
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,100	41	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,100	74	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	39,700	276	44

See Accompanying Notes	Annual Report	March 31, 2010	91

Schedule of Investments StocksPLUS® TR Short Strategy Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$2,700	$40	$1
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	20,100	200	49
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	36,200	142	95
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	48,000	422	260
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,100	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	3,000	47	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,100	10	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	3,400	20	4
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	55,200	333	23
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	54,000	382	18
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,000	10	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	18,500	87	48
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	18,500	130	100
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	5,000	39	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	23,900	186	162

							$3,090	$883

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010	$1,600	$4	$4
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010	1,600	3	1

						$7	$5

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$10,000	$60	$1
Call - OTC USD versus JPY		94.000	04/20/2010	10,000	35	84

					$95	$85

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$13,900	$117	$115
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	6,200	47	43

						$164	$158

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	518	$19,900	EUR	500	$241
Sales	1,366	619,900		1,000	5,597
Closing Buys	(902)	(194,500)		(1,500)	(2,035)
Expirations	(598)	(13,000)		0	(229)
Exercised	0	0		0	0

Balance at 03/31/2010	384	$432,300	EUR	0	$3,574

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	828	04/2010	JPM	$16	$0	$16
Buy	BRL	4,521	04/2010	GSC	0	(39)	(39)
Sell		4,521	04/2010	HSBC	0	(10)	(10)
Buy		4,521	06/2010	HSBC	10	0	10
Sell	CAD	2,596	04/2010	JPM	0	(66)	(66)
Sell	CHF	862	05/2010	DUB	0	(2)	(2)
Buy	CNY	618	08/2010	BCLY	0	(2)	(2)
Buy		772	08/2010	DUB	0	(2)	(2)
Buy		860	08/2010	HSBC	1	0	1

92	PIMCO Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	13,850	08/2010	JPM	$1	$(10)	$(9)
Buy		1,630	08/2010	MSC	1	0	1
Buy		166	11/2010	BCLY	0	0	0
Buy		272	11/2010	CITI	0	0	0
Buy		707	11/2010	DUB	0	(2)	(2)
Buy		278	11/2010	MSC	0	(1)	(1)
Sell	EUR	584	04/2010	BCLY	2	0	2
Sell		2,141	04/2010	CITI	46	0	46
Buy		542	04/2010	CSFB	0	(8)	(8)
Sell		813	04/2010	DUB	7	0	7
Sell		15,696	04/2010	GSC	252	0	252
Sell		5,760	04/2010	JPM	165	0	165
Buy		1,244	04/2010	RBC	0	(14)	(14)
Sell		484	04/2010	RBC	5	0	5
Sell	GBP	4,966	06/2010	RBS	0	(48)	(48)
Buy	IDR	610,200	10/2010	BOA	5	0	5
Buy		4,242,704	10/2010	CITI	30	0	30
Buy		610,200	10/2010	RBS	5	0	5
Buy		1,291,329	10/2010	UBS	7	0	7
Buy		781,840	11/2010	BCLY	2	0	2
Buy		778,400	11/2010	CITI	2	0	2
Buy		416,085	11/2010	DUB	0	0	0
Buy		773,450	11/2010	HSBC	1	0	1
Sell	JPY	36,328	04/2010	BCLY	4	0	4
Sell		14,555	04/2010	BNP	1	0	1
Buy		36,336	04/2010	CITI	0	0	0
Sell		246,733	04/2010	CITI	38	0	38
Sell		121,791	04/2010	GSC	44	0	44
Sell		14,548	04/2010	UBS	1	0	1
Buy	KRW	51,000	07/2010	BCLY	2	0	2
Buy		102,188	07/2010	DUB	4	0	4
Buy		84,923	07/2010	MSC	3	0	3
Buy		525,926	08/2010	BCLY	21	0	21
Buy		203,274	08/2010	MSC	6	0	6
Buy		91,414	11/2010	BCLY	2	0	2
Buy		194,778	11/2010	BOA	6	0	6
Buy		468,785	11/2010	CITI	8	0	8
Buy		81,382	11/2010	DUB	1	0	1
Buy		46,920	11/2010	GSC	1	0	1
Buy		355,644	11/2010	JPM	2	(1)	1
Buy		161,154	11/2010	MSC	1	0	1
Sell	MXN	10,566	04/2010	HSBC	0	(19)	(19)
Buy		7,352	04/2010	JPM	43	0	43
Buy		3,215	04/2010	MSC	10	0	10
Buy		10,470	09/2010	HSBC	18	0	18
Buy	MYR	695	06/2010	BCLY	12	0	12
Buy		695	06/2010	DUB	12	0	12
Buy		38	06/2010	MSC	1	0	1
Buy		785	10/2010	BCLY	8	0	8
Buy		103	10/2010	BOA	1	0	1
Buy		368	10/2010	CITI	4	0	4
Buy		57	10/2010	DUB	1	0	1
Sell	PHP	2,223	04/2010	BCLY	0	0	0
Sell		7,172	04/2010	CITI	0	(1)	(1)
Sell		2,130	04/2010	DUB	0	0	0
Buy		11,525	04/2010	MSC	5	0	5
Buy		2,223	11/2010	BCLY	0	0	0
Buy		7,172	11/2010	CITI	0	0	0
Buy		2,130	11/2010	DUB	0	0	0
Buy	SGD	142	06/2010	BCLY	2	0	2
Buy		235	06/2010	CITI	1	(1)	0
Buy		127	06/2010	DUB	1	0	1
Buy		99	06/2010	UBS	1	0	1
Buy		117	09/2010	BCLY	0	0	0
Buy		87	09/2010	CITI	0	0	0
Buy		75	09/2010	GSC	0	0	0
Buy	TWD	828	06/2010	BOA	0	0	0
Buy		972	06/2010	DUB	0	0	0
Buy		1,070	06/2010	MSC	0	0	0
Buy		134	10/2010	BCLY	0	0	0
Buy		398	10/2010	CITI	0	0	0

					$823	$(226)	$597

See Accompanying Notes	Annual Report	March 31, 2010	93

Schedule of Investments StocksPLUS® TR Short Strategy Fund (Cont.)

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$199,534	$0	$199,534
U.S. Government Agencies	0	153,585	0	153,585
U.S. Treasury Obligations	0	116,452	0	116,452
Foreign Currency-Denominated Issues	0	35,608	0	35,608
Short-Term Instruments	274,725	165,633	0	440,358
Other Investments +++	10,971	52,857	5,524	69,352

Investments, at value	$285,696	$723,669	$5,524	$1,014,889
Financial Derivative Instruments ++++	$(20,371)	$3,124	$(162)	$(17,409)

Totals	$265,325	$726,793	$5,362	$997,480

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$4,951	$6	$0	$(284)	$851	$5,524	$(284)
Financial Derivative Instruments ++++	$34	$(170)	$0	$0	$11	$(37)	$(162)	$8

Totals	$34	$4,781	$6	$0	$(273)	$814	$5,362	$(276)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$25	$0	$0	$0	$0	$25
Variation margin receivable ^^	945	0	0	3,651	0	4,596
Unrealized appreciation on foreign currency contracts	0	823	0	0	0	823
Unrealized appreciation on swap agreements	2,752	0	883	0	0	3,635

	$3,722	$823	$883	$3,651	$0	$9,079

Liabilities:
Written options outstanding	$1,142	$85	$5	$51	$0	$1,283
Unrealized depreciation on foreign currency contracts	0	226	0	0	0	226
Unrealized depreciation on swap agreements	36	0	3	0	0	39

	$1,178	$311	$8	$51	$0	$1,548

94	PIMCO Funds	See Accompanying Notes

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(174)	$0	$0	$(127)	$0	$(301)
Net realized gain (loss) on futures contracts, written options and swaps	14,949	34	(2,134)	(171,481)	0	(158,632)
Net realized gain on foreign currency transactions	0	784	0	0	0	784

	$14,775	$818	$(2,134)	$(171,608)	$0	$(158,149)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(1,004)	$0	$0	$(65)	$0	$(1,069)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(636)	10	3,774	(14,943)	0	(11,795)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,009	0	0	0	1,009

	$(1,640)	$1,019	$3,774	$(15,008)	$0	$(11,855)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(20,319) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	95

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Daimler Finance North America LLC
4.230% due 08/03/2012	$16,907	$16,907

Total Bank Loan Obligations (Cost $16,381)		16,907

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	43,300	47,202

American Express Bank FSB
0.359% due 05/29/2012	200	197
0.380% due 06/12/2012	1,750	1,727
5.500% due 04/16/2013	7,800	8,359
5.550% due 10/17/2012	500	539

American Express Centurion Bank
0.310% due 07/13/2010	5,000	4,999

American Express Credit Corp.
0.390% due 06/16/2011	2,000	1,988
0.409% due 12/02/2010	6,491	6,489
5.875% due 05/02/2013	2,500	2,710
7.300% due 08/20/2013	1,570	1,764

American Honda Finance Corp.
1.003% due 06/20/2011	29,400	29,411

American International Group, Inc.
4.950% due 03/20/2012	1,150	1,174
5.850% due 01/16/2018	22,500	20,936
8.175% due 05/15/2068	23,800	20,290
8.250% due 08/15/2018	12,500	13,136

ANZ National International Ltd.
0.691% due 08/19/2014	30,000	30,289
6.200% due 07/19/2013	33,200	36,612

Bank of America Corp.
5.375% due 06/15/2014	15,000	15,759
7.375% due 05/15/2014	8,400	9,455

Bank of Scotland PLC
0.312% due 12/08/2010	5,000	4,990

Barclays Bank PLC
6.050% due 12/04/2017	41,300	42,648
7.434% due 09/29/2049	8,500	8,500
10.179% due 06/12/2021	22,940	29,992

Caelus Re Ltd.
6.502% due 06/07/2011	3,900	3,877

Citigroup Capital XXI
8.300% due 12/21/2077	7,600	7,733

Citigroup Funding, Inc.
1.299% due 05/07/2010	14,900	14,913

Citigroup, Inc.
0.340% due 05/18/2011	200	199
0.377% due 03/07/2014	3,000	2,806
0.382% due 03/16/2012	248	242
5.250% due 02/27/2012	10,413	10,910
5.500% due 04/11/2013	21,000	22,082
6.125% due 05/15/2018	7,200	7,369

Commonwealth Bank of Australia
0.751% due 06/25/2014	52,000	52,716

Danske Bank A/S
5.914% due 12/29/2049	3,000	2,647

Dexia Credit Local
0.652% due 03/05/2013	46,600	46,676
0.899% due 09/23/2011	18,000	18,137

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	200	207
7.250% due 10/25/2011	18,825	19,470
7.500% due 08/01/2012	5,000	5,180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.800% due 06/01/2012	$7,500	$7,783
7.875% due 06/15/2010	2,400	2,422

Foundation Re II Ltd.
7.000% due 11/26/2010	10,500	10,411

GMAC, Inc.
5.375% due 06/06/2011	2,600	2,590

Goldman Sachs Group, Inc.
0.701% due 03/22/2016	1,200	1,140

HBOS PLC
6.750% due 05/21/2018	14,500	13,343

ING Bank NV
3.900% due 03/19/2014	5,000	5,253

International Lease Finance Corp.
5.350% due 03/01/2012	23,000	22,543
5.625% due 09/20/2013	7,700	7,269
6.625% due 11/15/2013	9,700	9,448

JPMorgan Chase & Co.
0.376% due 06/25/2012	1,200	1,195

Kamp Re 2005 Ltd.
0.330% due 12/14/2010 (a)	1,471	427

LeasePlan Corp. NV
3.000% due 05/07/2012	14,500	14,991

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	27,869	6,723
7.500% due 05/11/2038 (a)	5,000	25

Lloyds TSB Bank PLC
12.000% due 12/29/2049	21,200	23,661

Longpoint Re Ltd.
5.507% due 11/08/2011	11,900	11,903

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,650

Merna Reinsurance Ltd.
0.901% due 06/30/2012	27,000	26,717

Merrill Lynch & Co., Inc.
2.500% due 05/12/2010	19,200	19,243
5.450% due 02/05/2013	12,255	12,974
6.050% due 08/15/2012	3,000	3,206

Metropolitan Life Global Funding I
0.470% due 08/13/2012	2,390	2,351
0.507% due 03/15/2012	6,000	5,922
0.651% due 07/13/2011	10,600	10,591
1.383% due 09/17/2012	73,000	73,361
2.154% due 06/10/2011	800	813
5.125% due 04/10/2013	12,800	13,752

Morgan Stanley
0.549% due 01/09/2014	3,100	2,967
2.350% due 05/14/2010	52,400	52,514

National Australia Bank Ltd.
3.750% due 03/02/2015	25,000	25,125
5.350% due 06/12/2013	27,100	29,226

New York Life Global Funding
4.650% due 05/09/2013	200	214

Pacific Life Global Funding
5.150% due 04/15/2013	9,200	9,706

Pearson Dollar Finance PLC
5.500% due 05/06/2013	3,000	3,196

Pricoa Global Funding I
0.349% due 01/30/2012	5,100	4,989
0.451% due 09/27/2013	5,400	5,151
1.052% due 06/04/2010	3,200	3,204

Prudential Financial, Inc.
4.671% due 06/10/2013	36,200	35,757

Residential Reinsurance 2007 Ltd.
7.502% due 06/07/2010	14,100	14,187
10.502% due 06/07/2010	8,800	8,903

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
0.531% due 10/14/2016	$1,000	$836

Santander U.S. Debt S.A. Unipersonal
1.089% due 03/30/2012	31,100	31,099

SLM Corp.
0.409% due 07/26/2010	450	444
0.457% due 03/15/2011	5,000	4,878
0.479% due 10/25/2011	2,175	2,069
4.080% due 11/01/2016	700	490
4.082% due 10/01/2014	500	407

Svenska Handelsbanken AB
1.257% due 09/14/2012	25,000	25,199

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	3,671
8.700% due 08/07/2018	17,800	21,385

UBS AG
1.169% due 05/05/2010	400	400

Vita Capital III Ltd.
1.351% due 01/01/2011	300	295
1.371% due 01/01/2012	8,000	7,702

Wells Fargo & Co.
7.980% due 03/29/2049	11,800	12,390

Wells Fargo Capital XIII
7.700% due 12/29/2049	14,500	15,044

Westpac Banking Corp.
2.700% due 12/09/2014	12,400	12,326

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	20,000	20,372

		1,221,183

INDUSTRIALS 0.7%

AutoZone, Inc.
6.950% due 06/15/2016	10,000	11,314

Black & Decker Corp.
5.750% due 11/15/2016	5,000	5,478

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,772

Con-way, Inc.
7.250% due 01/15/2018	10,000	10,606

CSX Corp.
6.250% due 03/15/2018	5,000	5,411

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,225

DR Horton, Inc.
5.625% due 01/15/2016	5,000	4,831
6.500% due 04/15/2016	4,000	4,030

El Paso Corp.
7.750% due 06/15/2010	2,435	2,465

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,500	1,571

Gaz Capital S.A.
7.343% due 04/11/2013	4,600	5,008
8.146% due 04/11/2018	7,000	7,928

JC Penney Corp., Inc.
7.950% due 04/01/2017	7,000	7,875

Limited Brands, Inc.
6.900% due 07/15/2017	2,000	2,050

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	1,500	1,583
7.450% due 07/15/2017	2,000	2,130

Masco Corp.
5.875% due 07/15/2012	2,145	2,244

96	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Mirage
9.000% due 03/15/2020	$1,800	$1,863

Motorola, Inc.
6.000% due 11/15/2017	4,000	4,146

Rexam PLC
6.750% due 06/01/2013	12,800	14,048

Ryder System, Inc.
6.000% due 03/01/2013	6,900	7,414

Southwest Airlines Co.
5.125% due 03/01/2017	3,000	2,923

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,712

Tyco Electronics Group S.A.
6.550% due 10/01/2017	3,500	3,856

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,461

		122,944

UTILITIES 0.3%

Consolidated Natural Gas Co.
5.000% due 03/01/2014	5,000	5,313

Enel Finance International S.A.
5.700% due 01/15/2013	23,200	25,108

Pacific Gas & Electric Co.
1.204% due 06/10/2010	7,800	7,814

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,000	2,080

Verizon Wireless Capital LLC
3.750% due 05/20/2011	2,500	2,579

		42,894

Total Corporate Bonds & Notes (Cost $1,365,169)		1,387,021

MUNICIPAL BONDS & NOTES 0.4%

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	1,100	982

California State Los Angeles Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	5,000	5,192

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	990	995

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	200	203

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	1,900	1,869

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	447
5.750% due 06/01/2047	1,900	1,343

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	6,300	6,221

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,140	1,063

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,350	2,697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	$2,100	$1,775
5.875% due 06/01/2047	16,000	11,653
6.000% due 06/01/2042	300	223

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	2,464

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	1,200	1,139

Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	4,771

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,186

University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	15,000	15,260

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	2,765	2,836

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,555	8,392

Total Municipal Bonds & Notes (Cost $77,975)		71,711

U.S. GOVERNMENT AGENCIES 0.6%

Fannie Mae
0.359% due 03/25/2036	1,850	1,680
0.674% due 02/25/2037	36,768	36,128
1.671% due 07/01/2044 - 10/01/2044	3,828	3,775
2.372% due 04/01/2033	874	884
4.164% due 04/01/2035	286	297
4.707% due 05/01/2035	679	702
5.486% due 05/01/2036	307	320
5.950% due 02/25/2044	4,400	4,727

Freddie Mac
0.460% due 02/15/2019	23,917	24,012
0.500% due 01/15/2037	241	239
0.580% due 12/15/2030	21	21
0.630% due 11/15/2016 - 03/15/2017	1,194	1,192
2.630% due 01/01/2034	18	19
2.708% due 01/01/2034	540	559
3.548% due 01/01/2034	942	968
3.738% due 06/01/2033	626	652
5.000% due 01/15/2018 - 08/15/2020	5,677	5,973
5.250% due 08/15/2011	1,106	1,135
5.500% due 05/15/2016	1,376	1,385

Ginnie Mae
2.750% due 12/20/2035	1,535	1,558
3.625% due 07/20/2035	66	68

Small Business Administration
5.902% due 02/10/2018	4,999	5,498

Total U.S. Government Agencies (Cost $90,603)		91,792

U.S. TREASURY OBLIGATIONS 82.6%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	243,144	247,988
1.250% due 04/15/2014	750,526	776,560
1.375% due 07/15/2018	125,066	125,350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 01/15/2020	$138,981	$136,440
1.625% due 01/15/2015	909,940	951,598
1.625% due 01/15/2018 (f)	445,470	456,329
1.875% due 07/15/2013 (f)(g)	1,190,823	1,261,062
1.875% due 07/15/2015 (f)	1,165,652	1,234,863
1.875% due 07/15/2019	304,419	314,099
1.875% due 07/15/2019 (f)	271,136	279,757
2.000% due 04/15/2012	301,524	316,012
2.000% due 01/15/2014	897,962	954,294
2.000% due 07/15/2014 (f)(g)	1,412,207	1,503,670
2.000% due 01/15/2016	563,248	598,363
2.125% due 01/15/2019	335,946	354,397
2.375% due 04/15/2011 (e)	644,469	665,716
2.375% due 01/15/2017	436,054	471,518
2.500% due 07/15/2016	966	1,056
2.500% due 07/15/2016 (f)(g)	1,038,820	1,136,372
2.625% due 07/15/2017	665,203	731,983
3.000% due 07/15/2012 (g)	936,933	1,010,131
3.375% due 01/15/2012	88,281	94,543

U.S. Treasury Notes
2.375% due 02/28/2015	105,900	105,197

Total U.S. Treasury Obligations (Cost $13,413,524)		13,727,298

MORTGAGE-BACKED SECURITIES 2.4%

Adjustable Rate Mortgage Trust
5.049% due 09/25/2035	4,067	2,666

American Home Mortgage Assets
0.419% due 05/25/2046	478	253
1.391% due 11/25/2046	11,242	5,267

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	10,140	9,643
5.658% due 06/10/2049	7,100	6,410
5.739% due 05/10/2045	9,700	10,063
5.744% due 02/10/2051	7,100	6,900
5.889% due 07/10/2044	600	589

Banc of America Funding Corp.
0.519% due 05/20/2035	547	313
6.030% due 01/20/2047	1,063	744

Banc of America Large Loan, Inc.
0.740% due 08/15/2029	482	435

See Accompanying Notes	Annual Report	March 31, 2010	97

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
0.399% due 01/25/2037	$12,368	$6,358

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/2035	4,269	3,988
2.560% due 08/25/2035	8,495	7,920
2.810% due 03/25/2035	18,156	17,001
2.934% due 03/25/2035	4,812	4,560
3.558% due 01/25/2035	5,559	5,032
3.799% due 05/25/2033	155	150
5.726% due 02/25/2036	1,262	835

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	2,127	1,600
0.449% due 12/25/2046	207	20
3.043% due 09/25/2034	1,144	819
5.158% due 09/25/2035	1,084	803

Chase Mortgage Finance Corp.
5.424% due 03/25/2037	6,255	5,229

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	914	911

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	6,199	5,550
2.760% due 10/25/2035	1,990	1,652
2.990% due 12/25/2035	1,493	1,361
3.438% due 12/25/2035	1,079	563
4.098% due 08/25/2035	1,361	1,204
4.248% due 08/25/2035	7,221	6,397
4.700% due 03/25/2036	768	621

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	3,600	3,605

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	1,380	1,002

Commercial Mortgage Pass-Through Certificates
5.816% due 12/10/2049	3,680	3,685

Countrywide Alternative Loan Trust
0.309% due 09/20/2046	444	441
0.409% due 02/20/2047	12,142	6,096
0.409% due 05/25/2047	5,091	2,677
0.424% due 12/20/2046	1,001	518
0.509% due 12/25/2035	730	475
1.471% due 12/25/2035	2,172	1,187
5.750% due 03/25/2037	1,100	689
5.822% due 11/25/2035	1,282	760

Countrywide Home Loan Mortgage Pass-Through Trust
0.549% due 03/25/2035	207	123
0.569% due 06/25/2035	5,181	4,571
5.317% due 10/20/2035	1,316	918
5.981% due 09/25/2047	3,048	2,181

Deutsche ALT-A Securities, Inc.
0.309% due 02/25/2037	98	96
0.329% due 10/25/2036	483	176
5.500% due 12/25/2035	1,500	979

First Horizon Asset Securities, Inc.
5.000% due 10/25/2020	608	602

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	2,225	2,018

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,379	2,359

GSR Mortgage Loan Trust
2.954% due 09/25/2035	16,647	15,372
5.340% due 11/25/2035	1,045	875

Harborview Mortgage Loan Trust
0.319% due 01/19/2038	651	643
0.409% due 07/19/2046	14,224	7,473
0.449% due 05/19/2035	1,971	1,171
5.826% due 08/19/2036	2,401	1,542

Homebanc Mortgage Trust
0.409% due 12/25/2036	1,412	953
5.802% due 04/25/2037	1,238	925

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	$258	$251

Indymac IMSC Mortgage Loan Trust
0.409% due 07/25/2047	6,001	2,832

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	1,486	1,465
0.419% due 09/25/2046	10,179	5,293
5.099% due 09/25/2035	1,163	877
5.270% due 06/25/2035	1,138	823

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	9,790	9,841
5.440% due 06/12/2047	730	714
5.794% due 02/12/2051	9,500	9,491

JPMorgan Mortgage Trust
3.985% due 07/25/2034	778	684

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,750	3,638
5.430% due 02/15/2040	2,525	2,434
5.661% due 03/15/2039	9,810	10,057
5.866% due 09/15/2045	2,000	1,972

Luminent Mortgage Trust
0.399% due 12/25/2036	7,866	4,172
0.429% due 10/25/2046	2,748	1,546

MASTR Adjustable Rate Mortgages Trust
0.469% due 05/25/2037	1,213	596

Merrill Lynch Alternative Note Asset
0.529% due 03/25/2037	1,782	774
5.442% due 06/25/2037	1,473	813

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,200	2,078

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	1,503	1,085
3.878% due 05/25/2034	887	752

Merrill Lynch Mortgage Trust
5.656% due 05/12/2039	10,170	10,585

Merrill Lynch Mortgage-Backed Securities Trust
5.784% due 04/25/2037	6,215	4,638

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	6,945	6,364

Morgan Stanley Capital I
5.447% due 02/12/2044	3,470	3,316
5.880% due 06/11/2049	11,235	11,114

Opteum Mortgage Acceptance Corp.
0.489% due 07/25/2035	724	640

Residential Accredit Loans, Inc.
0.529% due 08/25/2035	2,843	1,640
2.214% due 08/25/2035	850	479
5.714% due 02/25/2036	1,057	588

Residential Asset Securitization Trust
0.679% due 12/25/2036	1,973	701
6.250% due 10/25/2036	2,937	1,635
6.500% due 08/25/2036	1,000	604

Residential Funding Mortgage Securities I
5.200% due 09/25/2035	4,114	2,951

Securitized Asset Sales, Inc.
3.848% due 11/26/2023	80	72

Sequoia Mortgage Trust
3.132% due 01/20/2047	2,462	1,832

Structured Adjustable Rate Mortgage Loan Trust
5.950% due 02/25/2036	1,136	819

Structured Asset Mortgage Investments, Inc.
0.299% due 08/25/2036	682	678
0.419% due 06/25/2036	1,046	561
0.449% due 05/25/2046	5,975	2,960

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.279% due 05/25/2036	$113	$108
3.183% due 10/25/2035	2,615	2,206

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	905	883
0.349% due 10/25/2046	13,951	13,615

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	30,664	27,382
5.617% due 05/15/2046	1,900	1,962

WaMu Mortgage Pass-Through Certificates
1.211% due 01/25/2047	7,752	4,101
1.231% due 04/25/2047	11,252	6,821
1.281% due 12/25/2046	3,113	1,872
1.451% due 06/25/2046	504	318
1.471% due 08/25/2046	1,845	1,092
1.671% due 11/25/2042	521	383
1.971% due 11/25/2046	2,505	1,619
3.328% due 05/25/2046	344	218
3.328% due 07/25/2046	18,702	12,808
5.558% due 12/25/2036	11,119	7,786
5.828% due 02/25/2037	10,731	7,379
5.921% due 09/25/2036	5,491	4,300

Wells Fargo Mortgage-Backed Securities Trust
3.097% due 09/25/2034	3,391	3,344

Total Mortgage-Backed Securities (Cost $404,276)		392,531

ASSET-BACKED SECURITIES 0.7%

Aames Mortgage Investment Trust
0.379% due 08/25/2035	103	102

ACE Securities Corp.
0.289% due 10/25/2036	100	62

Ally Auto Receivables Trust
1.320% due 03/15/2012	2,300	2,310

Ameriquest Mortgage Securities, Inc.
0.446% due 08/25/2035	1,041	965

ARES CLO Funds
0.483% due 03/12/2018	20,677	19,631

Asset-Backed Funding Certificates
0.289% due 11/25/2036	40	40
0.579% due 06/25/2034	8,608	6,621

Bank of America Auto Trust
1.160% due 02/15/2012	18,000	18,052

Bear Stearns Asset-Backed Securities Trust
0.279% due 11/25/2036	259	244
0.309% due 10/25/2036	399	366
0.559% due 01/25/2036	219	216
0.679% due 03/25/2043	15	14
0.766% due 07/25/2035	1,840	1,782
1.229% due 10/25/2037	4,259	2,815

Chase Issuance Trust
0.230% due 04/16/2012	5,000	5,000
0.680% due 09/17/2012	41,800	41,866

Citigroup Mortgage Loan Trust, Inc.
0.309% due 01/25/2037	291	199

Countrywide Asset-Backed Certificates
0.339% due 10/25/2046	1,179	1,154

First Franklin Mortgage Loan Asset-Backed Certificates
0.269% due 09/25/2036	89	88
0.279% due 11/25/2036	4,092	4,001

Ford Credit Auto Owner Trust
1.650% due 06/15/2012	9,453	9,515

Fremont Home Loan Trust
0.279% due 10/25/2036	126	123
0.289% due 01/25/2037	366	293

98	PIMCO Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Trust
0.529% due 03/25/2037		$1,980	$985

GSAMP Trust
0.299% due 10/25/2036		44	39

HSI Asset Securitization Corp. Trust
0.279% due 10/25/2036		538	368

JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036		235	232
0.298% due 11/25/2036		35	35

Lehman XS Trust
0.309% due 11/25/2046		1,429	1,423

Merrill Lynch Mortgage Investors, Inc.
0.299% due 07/25/2037		546	524

Morgan Stanley ABS Capital I
0.269% due 10/25/2036		887	875
0.279% due 09/25/2036		175	175

Morgan Stanley IXIS Real Estate Capital Trust
0.279% due 11/25/2036		77	75

Morgan Stanley Mortgage Loan Trust
0.589% due 04/25/2037		1,788	695

Nationstar Home Equity Loan Trust
0.349% due 04/25/2037		436	414

Park Place Securities, Inc.
0.489% due 09/25/2035		401	348

Residential Asset Mortgage Products, Inc.
0.329% due 08/25/2046		40	40

SLM Student Loan Trust
0.649% due 10/27/2014		153	153

Soundview Home Equity Loan Trust
0.289% due 11/25/2036		951	570

Structured Asset Investment Loan Trust
0.279% due 07/25/2036		129	122

Structured Asset Securities Corp.
0.279% due 10/25/2036		1,461	1,447

Total Asset-Backed Securities (Cost $127,437)			123,979

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
0.471% due 10/04/2011		15,200	15,226

Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		39,500	39,777

Total Sovereign Issues (Cost $54,503)			55,003

FOREIGN CURRENCY-DENOMINATED ISSUES 3.3%

American International Group, Inc.
0.820% due 04/26/2011	EUR	1,500	1,986
4.000% due 09/20/2011		200	271

Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	55,200	52,499
4.000% due 08/20/2015		30,700	46,090
4.000% due 08/20/2020		43,600	62,912

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010	BRL	5,511	5,936

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		51,570	28,266

Canada Government Bond
2.000% due 12/01/2014	CAD	73,200	69,567
2.500% due 06/01/2015		48,900	47,218

Credit Logement S.A.
0.999% due 06/23/2015	EUR	1,400	1,852

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
1.430% due 10/17/2040		$9,584	$11,252

FCE Bank PLC
7.125% due 01/16/2012	EUR	200	277
7.875% due 02/15/2011	GBP	3,000	4,672

France Government
1.300% due 07/25/2019 (c)	EUR	3,409	4,724

General Electric Capital Corp.
5.500% due 09/15/2067		29,800	34,816
6.500% due 09/15/2067	GBP	2,600	3,499

GIE PSA Tresorerie
5.875% due 09/27/2011	EUR	3,500	4,892

Green Valley Ltd.
4.292% due 01/10/2011		5,400	7,289

International Lease Finance Corp.
1.150% due 07/06/2010		2,200	2,960

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	2,100,000	4,380

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	16,700	22,691

Merrill Lynch & Co., Inc.
0.938% due 08/09/2013		5,000	6,440
1.060% due 03/22/2011		5,500	7,325
1.385% due 09/27/2012		7,200	9,491

Morgan Stanley
0.959% due 11/29/2013	EUR	1,000	1,272
0.988% due 03/01/2013		30,901	39,910

New York Life Global Funding
0.763% due 12/20/2013		2,950	3,864

Republic of Germany
3.750% due 01/04/2015		4,200	6,093
4.250% due 07/04/2018		28,600	42,398

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		5,200	4,425

SLM Corp.
3.125% due 09/17/2012		300	385

Ulster Bank Ireland Ltd.
0.693% due 05/18/2010		1,000	1,349

Total Foreign Currency-Denominated Issues (Cost $550,018)			541,001

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049		8,200	$8,011

Total Convertible Preferred Securities (Cost $8,200)			8,011

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.0%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
1.109% due 03/22/2011		$42,600	42,580

Sao Paolo IMI NY
0.894% due 06/09/2010		13,500	13,504

			56,084

COMMERCIAL PAPER 0.2%

Fannie Mae
0.106% due 04/07/2010		34,500	34,500

REPURCHASE AGREEMENTS 1.0%

Banc of America Securities LLC
0.030% due 04/01/2010		2,400	2,400
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $2,450. Repurchase proceeds are $2,400.)

Barclays Capital, Inc.
0.030% due 04/01/2010		59,000	59,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% - 3.000% due 07/15/2012 - 07/15/2017 valued at $60,265. Repurchase proceeds are $59,000.)

Goldman Sachs & Co.
0.140% due 04/05/2010		47,000	47,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $48,497. Repurchase proceeds are $47,000.)

JPMorgan Chase Bank N.A.
0.030% due 04/01/2010		47,600	47,600
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $48,637. Repurchase proceeds are $47,600.)

State Street Bank and Trust Co.
0.010% due 04/01/2010		6,302	6,302
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 - 07/22/2010 valued at $6,433. Repurchase proceeds are $6,302.)

			162,302

JAPAN TREASURY BILLS 0.4%
0.105% due 04/26/2010	JPY	6,730,000	71,981

U.S. TREASURY BILLS 2.5%
0.189% due 08/12/2010 - 09/09/2010 (b)(e)(g)		$419,235	418,889

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.126% due 04/01/2010		51,000	51,000

See Accompanying Notes	Annual Report	March 31, 2010	99

Consolidated Schedule of Investments CommodityRealReturn Strategy Fund® (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.2%
103,003,604	1,031,375

Total Short-Term Instruments (Cost $1,827,940)	1,826,131

SHARES	MARKET VALUE (000S)
PURCHASED OPTIONS (i) 0.0%
(Cost $9,834)	$5,786

Total Investments 109.8% (Cost $17,945,860)	$18,247,171

Written Options (j) (0.2%) (Premiums $63,869)	(38,012)

Other Assets and Liabilities (Net) (9.6%)	(1,589,081)

Net Assets 100.0%	$16,620,078

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $89,974 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $1,945,622 at a weighted average interest rate of 0.276%. On March 31, 2010, securities valued at $1,145,981 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $29,273 and cash of $38 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	1,990	$847
90-Day Euribor June Futures	Long	06/2010	709	1,463
90-Day Eurodollar December Futures	Long	12/2010	1,457	(146)
90-Day Eurodollar June Futures	Long	06/2010	3,339	2,133
90-Day Eurodollar June Futures	Long	06/2011	1,971	147
90-Day Eurodollar September Futures	Long	09/2010	7,717	1,194
Aluminum April Futures	Long	04/2010	1	0
Corn September Futures	Long	09/2010	414	209
Euro-Bobl June Futures	Long	06/2010	2,076	899
Euro-Bund 10-Year Bond June Futures	Long	06/2010	1,989	1,834
Mill Wheat Euro May Futures	Long	05/2010	403	15
Rapeseed Euro May Futures	Long	05/2010	117	169
Robusta Coffee May Futures	Long	05/2010	215	71
Soybean Meal May Futures	Long	05/2010	240	(202)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	894	(367)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	800	193
Wheat December Futures	Long	12/2010	896	(1,924)
Wheat December Futures	Short	12/2010	896	1,653
Wheat May Futures	Long	05/2010	341	(825)
Wheat May Futures	Short	05/2010	341	951
White Sugar April Futures	Long	04/2010	168	(1,960)

				$6,354

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(1.110%	)	06/20/2016	0.739%	$10,000	$(215)	$0	$(215)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.340%	5,000	(212)	0	(212)
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.960%	2,500	15	0	15
Consolidated Natural Gas Co.	UBS	(0.590%	)	03/20/2014	0.456%	1,000	(5)	0	(5)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.022%	10,000	117	0	117
CSX Corp.	CSFB	(1.050%	)	03/20/2018	0.676%	5,000	(132)	0	(132)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.308%	1,000	(31)	0	(31)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	2.243%	5,000	(250)	0	(250)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.308%	2,000	(66)	0	(66)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	1.968%	5,000	251	261	(10)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	1.984%	4,000	212	216	(4)

100	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	3.613%	$8,000	$542	$0	$542
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	3.488%	7,700	(373)	(249)	(124)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	3.613%	1,700	112	0	112
International Lease Finance Corp.	GSC	(5.000%	)	03/20/2012	3.029%	5,000	(193)	(137)	(56)
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	1.645%	7,700	306	529	(223)
Ltd Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.119%	2,000	(126)	0	(126)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.934%	2,000	(23)	0	(23)
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	0.988%	1,500	(31)	0	(31)
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	1.081%	2,500	(13)	0	(13)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.119%	2,145	5	48	(43)
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	1.387%	4,000	(323)	0	(323)
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.434%	1,500	(7)	0	(7)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.434%	1,500	(23)	0	(23)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.813%	800	(16)	0	(16)
Rexam PLC	CITI	(1.450%	)	06/20/2013	0.813%	12,000	(245)	0	(245)
Royal Bank of Scotland PLC	UBS	(1.000%	)	12/20/2016	2.913%	800	85	65	20
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	1.249%	6,900	78	0	78
Southwest Airlines Co.	DUB	(1.000%	)	03/20/2017	1.545%	3,000	98	151	(53)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.056%	3,500	(20)	0	(20)
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	0.872%	3,500	(19)	0	(19)

							$(502)	$884	$(1,386)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	$2,500	$2	$0	$2
General Electric Capital Corp.	BOA	1.000%	03/20/2011	0.929%	28,400	28	(184)	212
General Electric Capital Corp.	CITI	1.120%	12/20/2010	0.926%	2,000	3	0	3
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	5,000	5	(41)	46
General Electric Capital Corp.	JPM	1.000%	03/20/2011	0.929%	48,500	47	(315)	362
General Electric Capital Corp.	MSC	1.000%	03/20/2011	0.929%	8,600	8	(71)	79
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.752%	6,000	74	73	1

						$167	$(538)	$705

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$8,648	$(128)	$422	$(550)
CDX.HY-12 5-Year Index	GSC	(5.000%	)	06/20/2014	9,024	(134)	434	(568)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	75,988	810	4,609	(3,799)

						$548	$5,465	$(4,917)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2010	101

Consolidated Schedule of Investments CommodityRealReturn Strategy Fund® (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP	EUR	30,000	$1,333	$0	$1,333
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		32,700	1,475	(77)	1,552
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		4,900	225	0	225
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		21,200	878	0	878
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		25,900	1,071	0	1,071
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		33,700	1,558	0	1,558
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM		12,300	362	0	362
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		67,500	2,071	0	2,071
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	46,000	(1,019)	(336)	(683)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		206,000	(2,478)	(49)	(2,429)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		38,200	54	79	(25)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		48,300	68	98	(30)
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		600	7	5	2
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		126,900	1,389	1,015	374
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		13,900	672	92	580
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		20,000	966	69	897
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		79,700	3,850	462	3,388
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		266,800	89	178	(89)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		121,900	41	169	(128)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		95,900	109	0	109
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		14,000	33	26	7
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		25,000	90	106	(16)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		120,000	591	475	116
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	JPM		$28,200	1,447	1,594	(147)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		4,500	231	254	(23)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB	EUR	18,300	558	16	542

							$15,671	$4,176	$11,495

Total Return Swaps on Commodities

Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn December Futures	$(441.600)	11/26/2010	MSC	1,613	$1,050	$0	$1,050
Receive	CBOT Corn December Futures	445.000	11/26/2010	MSC	2,000	(1,370)	0	(1,370)
Receive	CBOT Corn December Futures	447.000	11/26/2010	MSC	3,110	(2,192)	0	(2,192)
Pay	CBOT Corn July Futures	(420.250)	06/25/2010	GSC	1,593	1,015	0	1,015
Pay	CBOT Wheat May Futures	(4.980)	04/23/2010	BCLY	4,750	2,256	0	2,256
Receive	Denatured Ethanol January Futures	1.796	12/31/2010	GSC	4,460	(779)	0	(779)
Receive	KCBT Wheat May Futures	5.055	04/23/2010	BCLY	4,750	(2,078)	0	(2,078)
Receive	LME Lead March Futures	2,032.000	03/16/2011	RBS	2	204	0	204
Receive	LME Lead March Futures	2,060.000	03/16/2011	RBS	10	1,081	0	1,081
Receive	LME Lead March Futures	2,066.000	03/16/2011	RBS	1	77	0	77

						$(736)	$0	$(736)

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BCC2GO1P Index	10,446	0.000%	$7,610	04/28/2010	BCLY	$45
Receive	BCC2LP1P Index	22,142	0.000%	14,160	04/28/2010	BCLY	39
Receive	BXCS1461 Index	292,951	3-Month U.S. Treasury Bill rate plus a specified spread	666,780	04/28/2010	BCLY	384
Receive	BXCS1469 Index	27,883	3-Month U.S. Treasury Bill rate plus a specified spread	26,640	04/28/2010	BCLY	76
Receive	DJUBSF3T Index	670,774	3-Month U.S. Treasury Bill rate plus a specified spread	364,450	04/28/2010	BCLY	1,362
Receive	DJUBSTR Index	1,631,190	3-Month U.S. Treasury Bill rate plus a specified spread	432,380	04/28/2010	BCLY	250
Receive	LPP2TR Index	5,142,676	3-Month U.S. Treasury Bill rate plus a specified spread	354,840	04/28/2010	BCLY	675
Receive	CVICSTR3 Index	2,279,846	3-Month U.S. Treasury Bill rate plus a specified spread	642,010	04/28/2010	CITI	369
Receive	DJUBSF3T Index	816,652	3-Month U.S. Treasury Bill rate plus a specified spread	443,710	04/28/2010	CITI	1,660
Receive	SPGCKWP Index	13,678	0.000%	555	04/28/2010	CITI	(14)
Pay	SPGCWHIP Index	28,969	0.000%	0	04/28/2010	CITI	17
Receive	CSD0TR Index	127,227	3-Month U.S. Treasury Bill rate plus a specified spread	32,500	04/28/2010	CSFB	52
Pay	DJUBSHG Index	190,519	0.000%	0	04/28/2010	CSFB	(377)
Receive	DJUBSTR Index	5,363,068	3-Month U.S. Treasury Bill rate plus a specified spread	1,421,590	04/28/2010	CSFB	822
Receive	SPGCICP Index	106,258	0.000%	0	04/28/2010	CSFB	212
Receive	DJUBSF1T Index	79,392	3-Month U.S. Treasury Bill rate plus a specified spread	37,380	04/28/2010	GSC	54
Receive	DJUBSTR Index	4,736,442	3-Month U.S. Treasury Bill rate plus a specified spread	1,255,490	04/28/2010	GSC	729
Receive	ENHGD84T Index	2,702,301	3-Month U.S. Treasury Bill rate plus a specified spread	891,170	04/28/2010	GSC	1,123
Receive	GSED19TR Index	1,049,495	3-Month U.S. Treasury Bill rate plus a specified spread	123,480	04/28/2010	GSC	77
Receive	DJUBSF3T Index	1,007,043	3-Month U.S. Treasury Bill rate plus a specified spread	547,200	04/28/2010	JPM	2,010
Receive	DJUBSTR Index	4,520,461	3-Month U.S. Treasury Bill rate plus a specified spread	1,198,240	04/28/2010	JPM	694

102	PIMCO Funds	See Accompanying Notes

March 31, 2010

Total Return Swaps on Indices (Cont.)

Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	SPGCKWP Index	113,984	0.000%	$4,626	04/28/2010	JPM	$(115)
Pay	SPGCWHP Index	241,405	0.000%	0	04/28/2010	JPM	138
Receive	DJUBSTR Index	3,310,669	3-Month U.S. Treasury Bill rate plus a specified spread	877,560	04/28/2010	MLP	509
Pay	DJUBHGTR Index	34,058	3-Month U.S. Treasury Bill rate plus a specified spread	26,580	04/28/2010	MSC	(135)
Receive	DJUBSAL Index	146,571	0.000%	8,040	04/28/2010	MSC	138
Receive	DJUBSLI Index	156,631	0.000%	5,640	04/28/2010	MSC	76
Receive	DJUBSNI Index	17,157	0.000%	4,660	04/28/2010	MSC	193
Receive	DJUBSPR Index	75,607	0.000%	12,390	04/28/2010	MSC	50
Receive	DJUBSTR Index	3,557,471	3-Month U.S. Treasury Bill rate plus a specified spread	942,980	04/28/2010	MSC	546
Receive	DJUBSZS Index	52,480	0.000%	4,630	04/28/2010	MSC	84
Receive	MOTT3001 Index	5,785,442	3-Month U.S. Treasury Bill rate plus a specified spread	1,637,180	04/28/2010	MSC	950
Receive	MOTT3002 Index	8,987,314	3-Month U.S. Treasury Bill rate plus a specified spread	2,520,680	04/28/2010	MSC	1,447
Receive	MOTT3007 Index	641,384	3-Month U.S. Treasury Bill rate plus a specified spread	178,600	04/28/2010	MSC	103
Pay	SPGCCNTR Index	118,005	3-Month U.S. Treasury Bill rate plus a specified spread	11,700	04/28/2010	MSC	393
Receive	SPGCKWP Index	919,284	0.000%	37,310	04/28/2010	MSC	(927)
Pay	SPGCWHP Index	1,946,929	0.000%	0	04/28/2010	MSC	1,115
Receive	SPGSBRP Index	45,479	0.000%	27,380	04/28/2010	MSC	564
Receive	DJUBSTR Index	2,834,682	3-Month U.S. Treasury Bill rate plus a specified spread	751,390	04/28/2010	RBS	435
Pay	SPGCILP Index	110,939	0.000%	0	04/28/2010	RBS	58
Receive	DJUBSF3T Index	302,432	3-Month U.S. Treasury Bill rate plus a specified spread	164,320	04/28/2010	SOG	615
Receive	DJUBSTR Index	3,078,843	3-Month U.S. Treasury Bill rate plus a specified spread	816,130	04/28/2010	UBS	455

							$16,951

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps

Pay/Receive Variance (7)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. PM	$0.068	05/06/2010	MSC	$14,100	$600	$0	$600
Pay	London Gold Market Fixing Ltd. PM	0.062	05/14/2010	JPM	17,600	585	0	585
Pay	London Gold Market Fixing Ltd. PM	0.066	07/08/2010	MSC	28,738	1,049	0	1,049
Pay	London Gold Market Fixing Ltd. PM	0.068	07/08/2010	SOG	7,330	287	0	287
Pay	London Gold Market Fixing Ltd. PM	0.080	08/12/2010	MLP	2,300	121	0	121
Pay	London Gold Market Fixing Ltd. PM	0.081	08/12/2010	SOG	12,740	689	0	689
Pay	London Gold Market Fixing Ltd. PM	0.080	03/28/2011	SOG	17,730	272	0	272
Pay	London Gold Market Fixing Ltd. PM	0.085	06/20/2011	SOG	11,670	282	0	282

						$3,885	$0	$3,885

(7)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(i)	Purchased options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	462	$4,269	$4,195
Put - OTC Crude Oil August Futures	34.000	07/15/2010	22,061	4,273	1,302
Put - OTC Crude Oil August Futures	32.000	07/17/2010	8,500	1,292	289

				$9,834	$5,786

(j)	Written options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$250.000	12/31/2011	462	$4,269	$4,336
Put - OTC Crude Oil August Futures	67.500	07/15/2010	417	1,506	426
Put - OTC Crude Oil August Futures	71.500	07/15/2010	1,071	4,874	1,388

				$10,649	$6,150

See Accompanying Notes	Annual Report	March 31, 2010	103

Consolidated Schedule of Investments CommodityRealReturn Strategy Fund® (Cont.)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	349	$171	$57
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	887	318	38
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	580	564	282
Call - OTC DJUBS January Futures	245.000	01/04/2011	37,500,000	1,492	3
Call - OTC DJUBS January Futures	250.000	01/11/2011	19,800,000	756	1
Call - OTC DJUBS October Futures	230.000	10/19/2010	68,000,000	0	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	349	128	125
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	887	164	118
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	580	451	149
Put - OTC DJUBS January Futures	160.000	01/04/2011	37,500,000	2,035	5,866
Put - OTC DJUBS January Futures	160.000	01/11/2011	19,800,000	1,071	3,089
Put - OTC DJUBS October Futures	150.000	10/19/2010	68,000,000	0	8,223

				$ 7,150	$ 17,953

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$52,200	$809	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	52,200	376	17
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	324,000	3,159	2
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	158,000	363	363
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	158,000	869	869
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	31,000	237	3
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	197,000	1,320	770
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	197,000	1,576	1,261
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	13,200	90	15
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	148,000	1,358	1
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	278,600	1,532	1,089
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	278,600	1,602	1,783
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	39,900	568	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	312,100	936	130
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	396,700	822	129
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	34,000	218	101
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	34,000	136	83
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	184,400	618	482
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	184,400	1,014	998
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	32,600	148	127
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	32,600	155	209
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	28,500	160	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	28,500	311	9
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	18,500	128	20
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	405,800	4,364	5
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	405,800	3,981	132
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	123,000	1,325	11
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,400	11	0
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	252,200	3,633	6
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	47,400	237	124
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	47,400	569	256
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	64,000	2,058	43
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	43,400	129	113
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	43,400	188	235
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	13,000	108	1
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	45,600	378	1
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	45,600	196	1
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	16,000	152	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	8,800	58	10
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	10,600	132	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	18,600	155	6
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	32,000	245	3
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	56,500	440	5
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	20,000	198	5
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	194,000	3,104	129
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	199,800	1,551	1,354
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	44,000	299	48

							$42,016	$10,952

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$162,000	$1,189	$21
Call - OTC USD versus JPY		94.000	04/20/2010	162,000	1,231	1,357

					$2,420	$1,378

104	PIMCO Funds	See Accompanying Notes

March 31, 2010

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$160,900	$1,359	$1,324
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	36,600	275	255

						$1,634	$1,579

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	250,602,367	$485,700	$22,715
Sales	74,760,395	9,261,800	111,019
Closing Buys	(74,750,867)	(3,711,300)	(67,077)
Expirations	(4,260)	(162,400)	(1,736)
Exercised	(2,053)	0	(1,052)

Balance at 03/31/2010	250,605,582	$5,873,800	$63,869

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	10,659	04/2010	BOA	$136	$0	$136
Buy		766	04/2010	DUB	0	(3)	(3)
Buy		14,011	04/2010	JPM	121	0	121
Sell		41	04/2010	MSC	0	0	0
Sell	BRL	58,841	04/2010	GSC	513	0	513
Buy		43,853	04/2010	HSBC	99	0	99
Buy		14,988	04/2010	RBC	428	0	428
Sell		43,853	06/2010	HSBC	0	(101)	(101)
Buy	CAD	5,071	04/2010	CITI	196	0	196
Sell		36,949	04/2010	CITI	0	(95)	(95)
Sell		71,545	04/2010	HSBC	0	(18)	(18)
Sell		6,847	04/2010	JPM	0	(175)	(175)
Sell		4,876	04/2010	RBC	0	(76)	(76)
Sell	CHF	11,295	05/2010	DUB	0	(24)	(24)
Buy	CNY	45,778	06/2010	BCLY	0	(18)	(18)
Sell		19,190	06/2010	BOA	19	0	19
Buy		19,172	06/2010	CITI	0	(3)	(3)
Buy		8,240	06/2010	DUB	0	(5)	(5)
Buy		59,580	06/2010	HSBC	0	(25)	(25)
Sell		34,252	06/2010	MSC	34	0	34
Buy		24,889	11/2010	BCLY	0	(50)	(50)
Buy		40,352	11/2010	CITI	0	(84)	(84)
Buy		104,097	11/2010	DUB	0	(234)	(234)
Buy		41,012	11/2010	MSC	0	(100)	(100)
Buy		18,859	01/2011	BOA	0	(26)	(26)
Buy		33,664	01/2011	MSC	0	(46)	(46)
Buy	EUR	23,481	04/2010	BCLY	298	0	298
Sell		10,858	04/2010	BCLY	135	0	135
Buy		3,520	04/2010	BOA	0	(84)	(84)
Buy		3,811	04/2010	CITI	0	(135)	(135)
Sell		37,640	04/2010	CITI	657	0	657
Buy		698	04/2010	CSFB	0	(10)	(10)
Sell		17,213	04/2010	CSFB	0	(82)	(82)
Buy		886	04/2010	DUB	8	0	8
Sell		27,611	04/2010	GSC	1,094	0	1,094
Buy		1,688	04/2010	JPM	0	(111)	(111)
Sell		109,798	04/2010	JPM	3,564	0	3,564
Sell		10,963	04/2010	MSC	58	0	58
Sell		15,868	04/2010	RBC	170	0	170
Buy		5,731	04/2010	RBS	119	(8)	111
Sell		68	04/2010	RBS	1	0	1
Sell		89	04/2010	UBS	2	0	2
Sell		3,362	05/2010	DUB	9	0	9
Sell	GBP	4,563	04/2010	JPM	277	0	277
Buy		2,112	06/2010	RBS	75	0	75
Sell		37,023	06/2010	RBS	0	(355)	(355)
Sell	JPY	2,154,717	04/2010	BCLY	145	0	145
Sell		7,012,342	04/2010	CITI	1,988	0	1,988
Sell		1,017,961	04/2010	DUB	411	0	411
Sell		1,156,888	04/2010	GSC	125	0	125

See Accompanying Notes	Annual Report	March 31, 2010	105

Consolidated Schedule of Investments CommodityRealReturn Strategy Fund® (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	1,131,922	04/2010	MSC	$93	$0	$93
Sell		1,080,900	04/2010	RBS	97	0	97
Sell		1,294,153	05/2010	RBS	55	0	55
Buy	KRW	231,560	04/2010	DUB	2	0	2
Sell		231,560	04/2010	HSBC	0	(5)	(5)
Buy		1,715,000	07/2010	BCLY	62	0	62
Buy		19,400,267	07/2010	DUB	905	0	905
Buy		2,827,055	07/2010	MSC	98	0	98
Buy		37,477,600	07/2010	UBS	1,382	0	1,382
Buy		6,766,874	08/2010	MSC	201	0	201
Buy		9,165,080	11/2010	BCLY	238	0	238
Buy		7,514,749	11/2010	BOA	226	0	226
Buy		32,585,713	11/2010	CITI	572	0	572
Buy		5,964,138	11/2010	DUB	100	0	100
Sell		231,560	11/2010	DUB	0	(2)	(2)
Buy		3,120,180	11/2010	GSC	76	0	76
Buy		24,374,576	11/2010	JPM	190	(34)	156
Buy		11,787,264	11/2010	MSC	97	0	97
Sell		21,992,350	11/2010	RBS	13	0	13
Buy	MXN	648,133	04/2010	CITI	4,819	0	4,819
Sell		678,869	04/2010	DUB	0	(257)	(257)
Buy		758,249	04/2010	HSBC	5,272	0	5,272
Sell		729,200	04/2010	HSBC	0	(470)	(470)
Buy		227,853	04/2010	JPM	1,000	0	1,000
Sell		128,305	04/2010	JPM	0	(46)	(46)
Buy		149,209	04/2010	MSC	649	0	649
Buy		676,287	09/2010	DUB	237	0	237
Buy		729,200	09/2010	HSBC	455	0	455
Buy		128,305	09/2010	JPM	44	0	44
Buy	MYR	176	06/2010	MSC	2	0	2
Buy		1,059	10/2010	BCLY	11	0	11
Buy		172	10/2010	BOA	2	0	2
Buy		522	10/2010	CITI	6	0	6
Buy		55	10/2010	DUB	1	0	1
Buy	PHP	1,688	04/2010	BCLY	0	0	0
Buy		1,667	04/2010	CITI	0	0	0
Sell		8,748	04/2010	DUB	0	(7)	(7)
Sell		1,688	11/2010	BCLY	0	0	0
Sell		1,667	11/2010	CITI	0	0	0
Buy	SGD	51,580	06/2010	BCLY	558	0	558
Buy		14,609	06/2010	CITI	169	0	169
Buy		40,483	06/2010	DUB	238	0	238
Sell		21,549	06/2010	GSC	1	0	1
Buy		1,539	06/2010	MSC	0	0	0
Buy		31,970	06/2010	UBS	225	0	225
Buy		639	09/2010	BCLY	0	0	0
Buy		475	09/2010	CITI	2	0	2
Buy		409	09/2010	GSC	1	0	1

					$28,781	$(2,689)	$26,092

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$1,387,021	$0	$1,387,021
U.S. Treasury Obligations	0	13,727,298	0	13,727,298
Short-Term Instruments	1,031,375	794,756	0	1,826,131
Other Investments +++	8,011	1,252,193	46,517	1,306,721

Investments, at value	$1,039,386	$17,161,268	$46,517	$18,247,171
Financial Derivative Instruments ++++	$6,354	$37,177	$(23,100)	$20,431

Totals	$1,045,740	$17,198,445	$23,417	$18,267,602

106	PIMCO Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$1,951	$46,324	$13	$(4,428)	$7,037	$(4,380)	$46,517	$180
Financial Derivative Instruments ++++	$(72,024)	$(5,903)	$0	$4,428	$59,449	$(9,050)	$(23,100)	$18,299

Totals	$(70,073)	$40,421	$13	$0	$66,486	$(13,430)	$23,417	$18,479

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++

Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$5,786	$5,786
Variation margin receivable ^^	3,074	0	0	0	0	3,074
Unrealized appreciation on foreign currency contracts	0	28,781	0	0	0	28,781
Unrealized appreciation on swap agreements	15,065	0	1,589	0	28,087	44,741

	$18,139	$28,781	$1,589	$0	$33,873	$82,382

Liabilities:
Written options outstanding	$13,300	$1,377	$0	$0	$23,335	$38,012
Variation margin payable ^^	0	0	0	0	320	320
Unrealized depreciation on foreign currency contracts	0	2,689	0	0	0	2,689
Unrealized depreciation on swap agreements	3,570	0	7,188	0	7,986	18,744

	$16,870	$4,066	$7,188	$0	$31,641	$59,765

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(1,571)	$0	$0	$0	$(25,264)	$(26,835)
Net realized gain (loss) on futures contracts, written options and swaps	104,381	0	(33,946)	0	1,783,340	1,853,775
Net realized (loss) on foreign currency transactions	0	(59,908)	0	0	0	(59,908)

	$102,810	$(59,908)	$(33,946)	$0	$1,758,076	$1,767,032

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(3,194)	$0	$0	$0	$124	$(3,070)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	46,310	1,042	(28,710)	0	166,689	185,331
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	51,824	0	0	0	51,824

	$43,116	$52,866	$(28,710)	$0	$166,813	$234,085

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $6,354 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	107

Consolidated Schedule of Investments  Global Multi-Asset Fund

	SHARES	MARKET VALUE (000S)
PIMCO FUNDS (b)(c) 49.0%

Emerging Local Bond Fund	14,002,089	$145,342

Emerging Markets and Infrastructure Bond Fund	10,768,906	121,581

Global Advantage Strategy Bond Fund	15,619,839	173,068

Global Bond Fund (Unhedged)	10,738,443	101,478

StocksPLUS® Fund	43,871,088	362,814

Total Return Fund	12,115,815	133,758

Total PIMCO Funds (Cost $988,496)		1,038,041

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 10.6%

BANKING & FINANCE 6.9%

American Express Bank FSB
3.150% due 12/09/2011	$5,000	5,185

ANZ National International Ltd.
3.250% due 04/02/2012	4,100	4,247
6.200% due 07/19/2013	2,000	2,206

Bank of America Corp.
0.756% due 09/11/2012	3,150	3,103
2.100% due 04/30/2012	11,800	12,023
5.750% due 12/01/2017	1,465	1,504
7.375% due 05/15/2014	4,800	5,403

Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,465	1,695

Block Financial LLC
7.875% due 01/15/2013	1,000	1,131

Citibank N.A.
1.875% due 05/07/2012	6,800	6,892

General Electric Capital Corp.
3.000% due 12/09/2011	5,000	5,169

ING Bank NV
0.881% due 01/13/2012	5,800	5,791
2.625% due 02/09/2012	9,250	9,473
3.900% due 03/19/2014	4,000	4,202

LeasePlan Corp. NV
3.000% due 05/07/2012	7,000	7,237

Lloyds TSB Bank PLC
2.800% due 04/02/2012	8,000	8,164
12.000% due 12/29/2049	7,300	8,147

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	1,000	1,060

MBNA Corp.
7.500% due 03/15/2012	2,200	2,396

Merrill Lynch & Co., Inc.
0.482% due 06/05/2012	2,800	2,749
6.875% due 04/25/2018	5,500	5,936

New York Community Bank
3.000% due 12/16/2011	6,800	7,026

Pearson Dollar Finance PLC
6.250% due 05/06/2018	750	804

Rabobank Nederland NV
11.000% due 06/29/2049	2,200	2,839

Royal Bank of Scotland Group PLC
0.650% due 04/08/2011	10,000	10,020
1.149% due 04/23/2012	5,800	5,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Svenska Handelsbanken AB
1.257% due 09/14/2012	$4,500	$4,536

Swedbank AB
2.800% due 02/10/2012	5,330	5,470

Wachovia Corp.
0.439% due 08/01/2013	1,460	1,418

Western Corporate Federal Credit Union
1.750% due 11/02/2012	3,400	3,412

		145,122

INDUSTRIALS 3.2%

Arrow Electronics, Inc.
6.000% due 04/01/2020	1,700	1,718

Black & Decker Corp.
8.950% due 04/15/2014	500	592

CSX Corp.
6.250% due 03/15/2018	250	271

Cytec Industries, Inc.
8.950% due 07/01/2017	500	604

Daimler Finance North America LLC
5.750% due 09/08/2011	500	527

Dow Chemical Co.
2.499% due 08/08/2011	3,000	3,054
6.000% due 10/01/2012	2,300	2,505

Jones Apparel Group, Inc.
5.125% due 11/15/2014	8,200	8,210

Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014	700	718
8.875% due 07/15/2015	2,000	2,270

MeadWestvaco Corp.
7.375% due 09/01/2019	1,000	1,097

Nabors Industries, Inc.
6.150% due 02/15/2018	500	533

New Albertson’s, Inc.
7.500% due 02/15/2011	4,900	5,096

New York Times Co.
5.000% due 03/15/2015	4,000	3,645

Newell Rubbermaid, Inc.
6.250% due 04/15/2018	965	974

Office Depot, Inc.
6.250% due 08/15/2013	14,000	13,808

Pulte Homes, Inc.
5.250% due 01/15/2014	6,000	5,933

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	500	524

Rohm and Haas Co.
6.000% due 09/15/2017	1,000	1,064

RR Donnelley & Sons Co.
8.600% due 08/15/2016	1,000	1,111
11.250% due 02/01/2019	1,000	1,257

Seagate Technology HDD Holdings
6.375% due 10/01/2011	9,000	9,360

Toll Brothers Finance Corp.
6.750% due 11/01/2019	1,200	1,215

UST LLC
5.750% due 03/01/2018	1,000	990

Valero Energy Corp.
9.375% due 03/15/2019	250	298

Whirlpool Corp.
7.750% due 07/15/2016	1,000	1,097

		68,471

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.5%

CenturyTel, Inc.
6.000% due 04/01/2017		$1,000	$1,022
6.150% due 09/15/2019		900	893

Embarq Corp.
7.082% due 06/01/2016		4,000	4,362

Qwest Corp.
8.875% due 03/15/2012		4,000	4,400

			10,677

Total Corporate Bonds & Notes (Cost $213,598)			224,270

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
0.199% due 08/05/2010 (g)		7,102	7,104
6.000% due 08/01/2037		2,015	2,143

Freddie Mac
0.160% due 05/04/2011		314	314

Total U.S. Government Agencies (Cost $9,495)			9,561

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
1.000% due 07/31/2011 (g)		42	42

Total U.S. Treasury Obligations (Cost $42)			42

MORTGAGE-BACKED SECURITIES 0.1%

Merrill Lynch Countrywide Commercial Mortgage Trust
0.768% due 07/09/2021		2,800	2,447

Total Mortgage-Backed Securities (Cost $2,423)			2,447

ASSET-BACKED SECURITIES 0.0%

SLM Student Loan Trust
0.457% due 12/17/2018		179	178

Total Asset-Backed Securities (Cost $177)			178

SOVEREIGN ISSUES 0.6%

Mexico Government International Bond
5.950% due 03/19/2019		1,500	1,628
6.050% due 01/11/2040		6,500	6,516

Qatar Government International Bond
5.250% due 01/20/2020		5,000	5,215

Total Sovereign Issues (Cost $13,131)			13,359

FOREIGN CURRENCY-DENOMINATED ISSUES 4.1%

Canada Government Bond
1.500% due 06/01/2012	CAD	89,000	86,903

Total Foreign Currency-Denominated Issues (Cost $86,344)			86,903

		SHARES
EXCHANGE-TRADED FUNDS 23.5%

iShares MSCI EAFE Index Fund		1,450,600	81,234

iShares MSCI Emerging Markets Index Fund		5,688,100	239,583

108	PIMCO Funds	See Accompanying Notes

March 31, 2010

	SHARES	MARKET VALUE (000S)

PIMCO 3-7 Year U.S. Treasury Index Fund (b)	417,600	$31,374

SPDR Gold Trust	1,329,718	144,873

Total Exchange-Traded Funds (Cost $459,050)		497,064

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.3%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
1.109% due 03/22/2011	$10,100	10,095

COMMERCIAL PAPER 0.5%

Fannie Mae
0.110% due 04/05/2010	300	300
0.169% due 04/07/2010	1,100	1,100

Federal Home Loan Bank
0.125% due 04/05/2010	1,200	1,200
0.134% due 04/14/2010	1,900	1,900

Freddie Mac
0.132% due 04/01/2010	1,400	1,400
0.143% due 04/06/2010	300	300
0.200% due 07/14/2010	600	600
0.240% due 08/11/2010	300	300

Metropolitan Life Global Funding I
0.858% due 09/17/2010	2,900	2,908

		10,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 1.6%

Barclays Capital, Inc.
0.010% due 04/01/2010	$4,500	$4,500
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $4,591. Repurchase proceeds are $4,500.)
0.030% due 04/01/2010	10,000	10,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $10,241. Repurchase proceeds are $10,000.)

Citigroup Global Markets, Inc.
0.020% due 04/01/2010	2,800	2,800
(Dated 03/31/2010. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $2,856. Repurchase proceeds are $2,800.)

Credit Suisse Securities (USA) LLC
0.010% due 04/01/2010	1,100	1,100
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.500% due 03/31/2015 valued at $1,126. Repurchase proceeds are $1,100.)

Goldman Sachs & Co.
0.140% due 04/05/2010	9,000	9,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $9,287. Repurchase proceeds are $9,000.)

JPMorgan Chase Bank N.A.
0.030% due 04/01/2010	400	400
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $409. Repurchase proceeds are $400.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
0.030% due 04/01/2010	$2,800	$2,800
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $2,874. Repurchase proceeds are $2,800.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	3,233	3,233
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 - 06/17/2010 valued at $3,304. Repurchase proceeds are $3,233.)

		33,833

U.S. TREASURY BILLS 0.8%
0.177% due 04/08/2010 - 09/09/2010 (a)(d)(e)	17,420	17,411

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 7.9%
	16,774,320	167,961

Total Short-Term Instruments (Cost $239,243)		239,308

PURCHASED OPTIONS (i) 0.0%
(Cost $13,924)		794

Total Investments 99.7% (Cost $2,025,923)		$2,111,967

Written Options (j) (0.0%) (Premiums $6,255)		(511)

Other Assets and Liabilities (Net) 0.3%		8,250

Net Assets 100.0%		$2,119,706

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each PIMCO Fund.
(d)	Securities with an aggregate market value of $659 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	Securities with an aggregate market value of $2,998 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $8,064 at a weighted average interest rate of -0.200%. On March 31, 2010, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $570 and cash of $574 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	385	$1,227
90-Day Eurodollar June Futures	Long	06/2010	85	192
U.S. Treasury 2-Year Note June Futures	Long	06/2010	521	(179)
Wheat May Futures	Long	05/2010	250	(656)
Wheat May Futures	Short	05/2010	250	721

				$1,305

See Accompanying Notes	Annual Report	March 31, 2010	109

Consolidated Schedule of Investments Global Multi-Asset Fund (Cont.)

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	GSC	(1.000%	)	12/20/2019	1.733%	$1,700	$95	$0	$95
Bank of America Corp.	BCLY	(1.000%	)	06/20/2014	1.098%	4,800	18	196	(178)
Black & Decker Corp.	CITI	(2.200%	)	06/20/2014	0.232%	500	(41)	0	(41)
Block Financial LLC	JPM	(1.270%	)	03/20/2013	0.745%	1,000	(16)	0	(16)
CenturyTel, Inc.	JPM	(2.000%	)	06/20/2017	1.612%	1,000	(25)	0	(25)
CenturyTel, Inc.	MSC	(1.000%	)	09/20/2019	1.852%	900	57	(11)	68
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.676%	250	(12)	0	(12)
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.260%	300	5	28	(23)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.260%	200	3	17	(14)
Daimler Finance N.A. LLC	BNP	(4.100%	)	09/20/2011	0.463%	500	(27)	0	(27)
Embarq Corp.	BCLY	(1.650%	)	06/20/2016	1.300%	2,000	(40)	0	(40)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.280%	1,000	15	(16)	31
Embarq Corp.	JPM	(2.350%	)	06/20/2016	1.300%	1,000	(59)	0	(59)
Jones Apparel Group, Inc.	DUB	(1.000%	)	12/20/2014	1.401%	8,200	142	262	(120)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.826%	2,000	(490)	0	(490)
Macy’s Retail Holdings, Inc.	BNP	(5.000%	)	09/20/2014	1.617%	700	(100)	(73)	(27)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	1.064%	1,000	3	(23)	26
Merrill Lynch & Co., Inc.	BCLY	(1.000%	)	06/20/2018	1.445%	5,500	165	223	(58)
Nabors Industries, Inc.	BCLY	(2.710%	)	03/20/2018	1.484%	500	(41)	0	(41)
New Albertsons, Inc.	DUB	(1.000%	)	03/20/2011	1.899%	5,200	44	52	(8)
New York Times Co.	DUB	(5.000%	)	03/20/2015	2.081%	4,000	(531)	(358)	(173)
Newell Rubbermaid, Inc.	UBS	(1.790%	)	06/20/2018	1.420%	965	(25)	0	(25)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	3.040%	8,200	(529)	78	(607)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	3.040%	5,800	(374)	37	(411)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.695%	750	(4)	0	(4)
Pulte Homes, Inc.	DUB	(1.000%	)	03/20/2014	1.664%	6,000	146	187	(41)
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.900%	4,500	(10)	64	(74)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.440%	500	(32)	0	(32)
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.945%	1,000	(44)	0	(44)
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.190%	1,000	(157)	(92)	(65)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.405%	1,000	(77)	0	(77)
Seagate Technology HDD Holdings	DUB	(1.000%	)	12/20/2011	1.028%	9,000	2	111	(109)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.828%	1,200	75	43	32
UST, Inc.	BCLY	(0.700%	)	03/20/2018	0.287%	1,000	(30)	0	(30)
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	2.268%	250	(8)	0	(8)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.429%	1,000	33	16	17
Whirlpool Corp.	BOA	(2.980%	)	09/20/2016	1.298%	1,000	(98)	0	(98)

							$(1,967)	$741	$(2,708)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.400%	05/20/2010	0.560%	$1,500	$9	$0	$9
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.559%	5,900	20	23	(3)
Brazil Government International Bond	HSBC	1.000%	03/20/2011	0.649%	700	3	4	(1)
Brazil Government International Bond	RBS	1.000%	12/20/2010	0.559%	2,500	9	10	(1)
Brazil Government International Bond	RBS	1.000%	03/20/2011	0.649%	1,900	7	8	(1)
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	4,400	16	21	(5)
Colombia Government International Bond	DUB	2.150%	05/20/2010	0.678%	2,000	20	0	20
Commonwealth Bank of Australia	CITI	1.000%	12/20/2014	0.354%	4,000	118	122	(4)
Egypt Government International Bond	BCLY	1.000%	03/20/2015	2.495%	1,200	(79)	(96)	17
Egypt Government International Bond	DUB	1.000%	03/20/2015	2.495%	4,100	(273)	(335)	62
Egypt Government International Bond	JPM	1.000%	03/20/2015	2.495%	1,700	(113)	(137)	24
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	1.083%	2,700	(9)	(106)	97
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.533%	27,600	133	1	132
Emirate of Abu Dhabi	MSC	1.000%	12/20/2014	1.083%	4,400	(15)	(76)	61
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	1,465	175	0	175
Japan Government International Bond	BCLY	0.650%	12/20/2014	0.605%	3,900	9	0	9
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.607%	4,000	76	25	51
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	5,300	100	41	59
Japan Government International Bond	GSC	0.635%	12/20/2014	0.605%	2,600	4	0	4
JSC Gazprom	GSC	1.000%	03/20/2011	1.176%	13,900	(20)	(122)	102
Korea Government Bond	CITI	1.000%	03/20/2011	0.423%	2,000	12	12	0
Korea Government Bond	DUB	1.000%	03/20/2011	0.423%	30,000	178	115	63
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.523%	12,000	45	(14)	59
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.523%	4,000	15	8	7
Mexico Government International Bond	DUB	1.000%	03/20/2011	0.583%	20,500	89	55	34
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.523%	920	9	0	9
Mexico Government International Bond	RBS	1.000%	12/20/2010	0.523%	2,500	9	4	5

110	PIMCO Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Norway Government Bond	GSC	0.250%	12/20/2014	0.154%		$7,800	$35	$32	$3
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%		10,300	(22)	(21)	(1)
RSHB Capital S.A.	MSC	1.000%	12/20/2010	1.110%		10,000	(5)	(42)	37
TransCapitalInvest Ltd. for OJSC AK Transneft	GSC	1.000%	12/20/2010	1.249%		8,500	(13)	(57)	44
U.S. Treasury Notes	BCLY	0.250%	12/20/2014	0.374%	EUR	5,200	(39)	(25)	(14)
VTB Capital S.A.	BCLY	1.000%	12/20/2010	1.223%		$5,000	(7)	(82)	75

							$496	$(632)	$1,128

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017	$21,650	$(416)	$(465)	$49

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM	BRL	6,400	$10	$13	$(3)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		4,000	5	8	(3)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		4,700	7	10	(3)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,400	21	24	(3)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY	EUR	10,850	331	(7)	338

							$374	$48	$326

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Receive	LME Lead March Futures	$2,120.000	03/16/2011	RBS	0	$15	$0	$15

Total Return Swaps on Indices (Commodities & Equities)
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	DJUBSF3T Index	40,418	3-Month U.S. Treasury Bill rate plus a specified spread	$21,960	04/28/2010	BCLY	$82
Receive	DJUBSTR Index	29,917	3-Month U.S. Treasury Bill rate plus a specified spread	7,930	04/28/2010	BCLY	5
Receive	ENHGD84T Index	90,211	3-Month U.S. Treasury Bill rate plus a specified spread	29,750	04/28/2010	GSC	38
Receive	iShares MSCI EAFE Index	1,973,066	1-Month USD-LIBOR plus a specified spread	109,071	04/14/2010	MLP	2,270
Receive	iShares MSCI EAFE Index	243,700	3-Month USD-LIBOR less a specified spread	13,572	06/30/2010	MLP	71
Receive	DJUBSTR Index	341,645	3-Month U.S. Treasury Bill rate plus a specified spread	90,560	04/28/2010	MSC	52
Receive	MOTT3001 Index	86,012	3-Month U.S. Treasury Bill rate plus a specified spread	24,340	04/28/2010	MSC	14
Receive	MOTT3002 Index	106,963	3-Month U.S. Treasury Bill rate plus a specified spread	30,000	04/28/2010	MSC	17
Pay	SPGCILP Index	2,717	0.000%	0	04/28/2010	RBS	1

							$2,550

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Annual Report	March 31, 2010	111

Consolidated Schedule of Investments Global Multi-Asset Fund (Cont.)

Variance Swaps
Pay/ Receive Variance (7)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. PM	$0.068	05/06/2010		$2,500	$106	$0	$106

(7)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(i)	Purchased options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	6	$55	$54

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$700.000	12/18/2010	735	$7,058	$291
Put - CBOE S&P 500 Index June Futures	850.000	06/19/2010	1,411	4,527	155

				$11,585	$446

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	5.000%	09/14/2018	GBP	2,000	$56	$116

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Financial Select Sector SPDR	$ 12.000	06/19/2010	$ 3,565	$2,228	$178

(j)	Written options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$250.000	12/31/2011	6	$55	$56

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$600.000	12/18/2010	735	$4,555	$125

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-13 5-Year Index	GSC	Sell	1.600%	06/16/2010		$111,000	$255	$20
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.500%	06/16/2010	EUR	69,000	174	27

							$429	$47

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC Financial Select Sector SPDR	$10.000	06/19/2010	$3,565	$909	$53

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	BCLY	215.969	Maximum of ((Index Final/Index Initial - 1) - 2.500%) or $0	12/04/2010	$10,000	$32	$16
Cap - OTC CPURNSA Index	BNP	215.949	Maximum of ((Index Final/Index Initial - 1) - 5.00%) or $0	03/04/2015	4,000	68	59

						$100	$75

112	PIMCO Funds	See Accompanying Notes

March 31, 2010

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	BNP	215.969	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or $0	12/14/2010	$10,000	$43	$4
Floor - OTC CPURNSA Index	BNP	215.949	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or $0	03/04/2015	4,000	56	50
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	14,400	108	101

						$207	$155

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	115	$0	EUR	0	$197
Sales	741	244,865		69,000	6,838
Closing Buys	(115)	(87,900)		0	(780)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2010	741	$156,965	EUR	69,000	$6,255

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	56,828	04/2010	JPM	$1,065	$0	$1,065
Sell	BRL	26,011	04/2010	GSC	227	0	227
Buy		26,012	04/2010	HSBC	59	0	59
Sell		26,012	06/2010	HSBC	0	(60)	(60)
Buy	CAD	44,302	04/2010	JPM	1,131	0	1,131
Sell		88,566	04/2010	RBS	0	(670)	(670)
Buy	CHF	24,668	05/2010	DUB	52	0	52
Sell	CNY	9,595	06/2010	BOA	9	0	9
Buy		66,164	06/2010	HSBC	0	(61)	(61)
Sell		17,025	06/2010	MSC	17	0	17
Buy		4,458	11/2010	BCLY	0	(9)	(9)
Buy		7,230	11/2010	CITI	0	(15)	(15)
Buy		18,646	11/2010	DUB	0	(42)	(42)
Buy		7,345	11/2010	MSC	0	(18)	(18)
Buy		9,429	01/2011	BOA	0	(13)	(13)
Buy		16,732	01/2011	MSC	0	(23)	(23)
Buy	EUR	12,754	04/2010	JPM	0	(336)	(336)
Buy		22,011	04/2010	RBC	0	(545)	(545)
Buy	GBP	38,524	06/2010	RBS	369	0	369
Buy	JPY	3,187,638	04/2010	MSC	0	(1,008)	(1,008)
Buy	SEK	48,674	05/2010	DUB	0	(96)	(96)

					$2,929	$(2,896)	$33

(l)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
PIMCO Funds	$1,038,041	$0	$0	$1,038,041
Corporate Bonds & Notes	0	224,270	0	224,270
Exchange-Traded Funds	497,064	0	0	497,064
Short-Term Instruments	167,961	71,347	0	239,308
Other Investments +++	446	112,784	54	113,284

Investments, at value	$1,703,512	$408,401	$54	$2,111,967
Financial Derivative Instruments ++++	$1,180	$1,446	$(333)	$2,293

Totals	$1,704,692	$409,847	$(279)	$2,114,260

See Accompanying Notes	Annual Report	March 31, 2010	113

Consolidated Schedule of Investments Global Multi-Asset Fund (Cont.)	March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$55	$0	$0	$(1)	$0	$54	$(1)
Financial Derivative Instruments ++++	$0	$(791)	$0	$0	$458	$0	$(333)	$458

Totals	$0	$(736)	$0	$0	$457	$0	$(279)	$457

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$116	$0	$0	$624	$54	$794
Variation margin receivable ^^	127	0	0	0	47	174
Unrealized appreciation on foreign currency contracts	0	2,929	0	0	0	2,929
Unrealized appreciation on swap agreements	338	0	1,476	2,550	121	4,485

	$581	$2,929	$1,476	$3,174	$222	$8,382

Liabilities:
Written options outstanding	$230	$0	$47	$178	$56	$511
Unrealized depreciation on foreign currency contracts	0	2,896	0	0	0	2,896
Unrealized depreciation on swap agreements	12	0	3,007	0	0	3,019

	$242	$2,896	$3,054	$178	$56	$6,426

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(3,070)	$0	$(3,070)
Net realized gain (loss) on futures contracts, written options and swaps	(518)	0	902	48,865	(535)	48,714
Net realized (loss) on foreign currency transactions	0	(2,483)	0	0	0	(2,483)

	$(518)	$(2,483)	$902	$45,795	$(535)	$43,161

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$51	$0	$0	$(12,755)	$(1)	$(12,705)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	2,789	0	(1,015)	(303)	394	1,865
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	36	0	0	0	36

	$2,840	$36	$(1,015)	$(13,058)	$393	$(10,804)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,305 as reported in the Notes to Schedule of Investments.

114	PIMCO Funds	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2010	115

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

All Asset Fund
Class A
03/31/2010	$9.70	$0.87	$1.89	$2.76	$(0.84)	$0.00
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)
03/31/2006	12.60	0.81	(0.08)	0.73	(0.71)	(0.06)
Class B
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)
03/31/2006	12.54	0.70	(0.07)	0.63	(0.62)	(0.06)
Class C
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)
03/31/2006	12.54	0.71	(0.08)	0.63	(0.63)	(0.06)
Class R
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)
01/31/2006 - 03/31/2006	12.85	0.03	(0.21)	(0.18)	(0.06)	0.00

All Asset All Authority Fund
Class A
03/31/2010	$9.03	$0.85	$1.23	$2.08	$(0.78)	$0.00
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)
07/29/2005 - 03/31/2006	10.96	0.57	(0.39)	0.18	(0.51)	(0.02)
Class C
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)
07/29/2005 - 03/31/2006	10.96	0.47	(0.35)	0.12	(0.48)	(0.02)

Fundamental Advantage Total Return Strategy Fund
Class A
03/31/2010	$4.36	$0.06	$1.04	$1.10	$(0.72)	$(0.17)
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)
Class C
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(d)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(e)	Ratio of expenses to average net assets included line of credit expenses.

116	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.84)	$11.62	28.80%	$1,200,093	0.845%		0.825%		0.845%		0.825%		7.68%		78%
(0.58)	9.70	(18.33)	990,893	0.805		0.825		0.805		0.825		5.01		89
(0.93)	12.54	5.85	1,584,884	0.805		0.825		0.805		0.825		6.93		96
(0.72)	12.74	7.36	1,501,507	0.835	(c)	0.835	(c)	0.835	(c)	0.835	(c)	5.56		86
(0.77)	12.56	5.83	1,716,654	0.87	(b)	0.87	(b)	0.87	(b)	0.87	(b)	6.25		56

(0.75)	11.54	27.82	141,265	1.595		1.575		1.595		1.575		6.72		78
(0.50)	9.64	(18.98)	137,548	1.555		1.575		1.555		1.575		4.12		89
(0.84)	12.47	5.10	237,231	1.555		1.575		1.555		1.575		6.15		96
(0.63)	12.67	6.61	269,784	1.585	(c)	1.585	(c)	1.585	(c)	1.585	(c)	4.82		86
(0.68)	12.49	5.05	312,732	1.62	(b)	1.62	(b)	1.62	(b)	1.62	(b)	5.45		56

(0.76)	11.51	27.83	1,062,366	1.595		1.575		1.595		1.575		6.92		78
(0.50)	9.62	(18.99)	836,206	1.555		1.575		1.555		1.575		4.26		89
(0.84)	12.45	5.12	1,236,340	1.555		1.575		1.555		1.575		6.14		96
(0.63)	12.65	6.53	1,304,837	1.585	(c)	1.585	(c)	1.585	(c)	1.585	(c)	4.81		86
(0.69)	12.48	5.00	1,549,370	1.62	(b)	1.62	(b)	1.62	(b)	1.62	(b)	5.58		56

(0.82)	11.59	28.44	10,365	1.145		1.125		1.145		1.125		8.55		78
(0.56)	9.69	(18.60)	2,031	1.105		1.125		1.105		1.125		5.70		89
(0.92)	12.55	5.60	456	1.105		1.125		1.105		1.125		7.04		96
(0.70)	12.77	7.01	36	1.135	(c)	1.135	(c)	1.135	(c)	1.135	(c)	5.23		86
(0.06)	12.61	(1.38)	10	1.15	*	1.15	*	1.15	*	1.15	*	1.25	*	56

$(0.78)	$10.33	23.29%	$899,594	1.04	%(e)	1.04	%(e)	0.85%		0.85%		8.28%		45%
(0.60)	9.03	(12.25)	544,594	1.16	(e)	1.16	(e)	0.85		0.85		5.63		117
(0.77)	10.96	10.31	363,665	2.47	(e)	2.47	(e)	0.85		0.85		6.66		116
(0.57)	10.67	6.16	236,772	2.41	(d)(e)	2.41	(d)(e)	0.87	(d)	0.87	(d)	5.45		128
(0.53)	10.61	1.57	227,564	2.06	*(b)(e)	2.06	*(b)(e)	0.90	*(b)	0.90	*(b)	8.00	*	62

(0.71)	10.26	22.28	582,851	1.79	(e)	1.79	(e)	1.60		1.60		7.79		45
(0.53)	8.99	(12.87)	248,865	1.91	(e)	1.91	(e)	1.60		1.60		5.10		117
(0.69)	10.92	9.44	168,527	3.26	(e)	3.26	(e)	1.60		1.60		5.86		116
(0.50)	10.64	5.43	140,296	3.16	(d)(e)	3.16	(d)(e)	1.62	(d)	1.62	(d)	4.72		128
(0.50)	10.58	1.03	125,977	2.80	*(b)(e)	2.80	*(b)(e)	1.65	*(b)	1.65	*(b)	6.62	*	62

$(0.89)	$4.57	25.95	$14,754	1.30%		1.30%		1.29%		1.29%		1.21%		301%
(5.13)	4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621

(0.88)	4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301
(5.12)	4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621

Annual Report	March 31, 2010	117

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Fundamental IndexPLUSTM TR Fund
Class A
03/31/2010	$4.79	$0.34	$4.40	$4.74	$(3.55)	$0.00	$0.00
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00	(0.53)
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.26	0.45	0.71	(0.44)	0.00	0.00
Class C
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	0.00
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00	(0.52)
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00	0.00
06/30/2005 - 03/31/2006	10.00	0.20	0.47	0.67	(0.41)	0.00	0.00

International StocksPLUS® TR Strategy Fund (Unhedged)
Class A
03/31/2010	$4.57	$0.15	$3.60	$3.75	$(1.99)	$0.00	$0.00
03/31/2009	9.51	0.34	(5.11)	(4.77)	0.00	(0.06)	(0.11)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00	(0.44)
11/30/2006 - 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00	0.00
Class C
03/31/2010	4.53	0.11	3.54	3.65	(1.96)	0.00	0.00
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)	(0.09)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00	0.00

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Class A
03/31/2010	$6.38	$0.44	$4.30	$4.74	$(1.67)	$(0.28)	$0.00
03/31/2009	10.23	0.53	(4.38)	(3.85)	0.00	0.00	0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00	0.00
03/31/2006	10.39	0.37	2.97	3.34	(1.40)	0.00	0.00
Class B
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	0.00
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)	0.00
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00	0.00
03/31/2006	10.33	0.27	2.95	3.22	(1.34)	0.00	0.00
Class C
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	0.00
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)	0.00
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00	0.00
03/31/2006	10.33	0.27	2.96	3.23	(1.34)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(c)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(d)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.50%.
(e)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%.

118	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.55)	$5.98	106.17%	$16,155	1.32%		1.32%		1.19%		1.19%		5.05%		786%
(0.12)	4.79	(47.81)	7,882	2.07		2.07		1.19		1.19		5.17		564
(0.68)	9.38	(4.01)	27,595	1.70		1.70		1.19		1.19		4.49		279
(1.34)	10.42	15.00	27,519	1.14		1.14		1.14		1.14		3.85		464
(0.44)	10.27	7.19	24,117	1.15	*	1.15	*	1.15	*	1.15	*	3.40	*	426

(3.52)	5.84	104.72	6,433	2.07		2.07		1.94		1.94		4.33		786
(0.10)	4.74	(48.13)	2,941	2.79		2.79		1.94		1.94		4.34		564
(0.62)	9.32	(4.83)	11,296	2.43		2.43		1.94		1.94		3.72		279
(1.29)	10.39	14.23	13,045	1.89		1.89		1.89		1.89		3.20		464
(0.41)	10.26	6.75	5,726	1.90	*	1.90	*	1.90	*	1.90	*	2.64	*	426

$(1.99)	$6.33	83.63%	$7,146	1.05%		1.05%		1.04%		1.04%		2.32%		493%
(0.17)	4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456
(0.82)	9.51	0.86	1,881	2.11	(b)	2.11	(b)	1.06	(b)	1.06	(b)	4.47		384
(0.41)	10.20	6.25	68	1.09	*	1.76	*	1.09	*	1.76	*	4.33	*	197

(1.96)	6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493
(0.15)	4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456
(0.79)	9.45	0.06	398	2.60	(b)	2.60	(b)	1.81	(b)	1.81	(b)	3.65		384
(0.39)	10.19	5.95	83	1.84	*	2.42	*	1.84	*	2.42	*	3.54	*	197

$(1.95)	$9.17	76.37%	$11,470	1.28%		1.28%		1.15%		1.15%		4.92%		1,196%
0.00	6.38	(37.63)	5,192	2.95		2.95		1.15		1.15		6.19		1,001
(0.34)	10.23	(13.59)	11,923	2.03	(e)	2.03	(e)	1.18	(e)	1.18	(e)	4.39		908
(1.80)	12.17	14.16	18,187	1.23	(d)	1.23	(d)	1.22	(d)	1.22	(d)	3.86		696
(1.40)	12.33	32.93	19,522	1.28	(c)	1.28	(c)	1.28	(c)	1.28	(c)	3.11		682

(1.91)	8.90	75.05	3,580	2.05		2.05		1.90		1.90		4.53		1,196
0.00	6.25	(38.00)	2,702	3.72		3.72		1.90		1.90		5.32		1,001
(0.27)	10.08	(14.31)	9,274	2.80	(e)	2.80	(e)	1.93	(e)	1.93	(e)	3.66		908
(1.71)	12.03	13.32	14,625	1.98	(d)	1.98	(d)	1.97	(d)	1.97	(d)	3.12		696
(1.34)	12.21	31.97	14,053	2.03	(c)	2.03	(c)	2.03	(c)	2.03	(c)	2.34		682

(1.92)	8.91	75.03	4,949	2.05		2.05		1.90		1.90		4.43		1,196
0.00	6.26	(38.02)	2,751	3.72		3.72		1.90		1.90		5.39		1,001
(0.27)	10.10	(14.22)	8,140	2.78	(e)	2.78	(e)	1.93	(e)	1.93	(e)	3.65		908
(1.71)	12.04	13.30	12,356	1.98	(d)	1.98	(d)	1.97	(d)	1.97	(d)	3.12		696
(1.34)	12.22	32.02	12,639	2.03	(c)	2.03	(c)	2.03	(c)	2.03	(c)	2.33		682

Annual Report	March 31, 2010	119

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealEstateRealReturn Strategy Fund
Class A
03/31/2010	$2.04	$0.13	$2.81	$2.94	$(0.72)	$0.00	$0.00
03/31/2009	5.95	0.15	(4.06)	(3.91)	0.00	0.00	0.00
03/31/2008	7.51	0.32	(1.12)	(0.80)	(0.76)	0.00	0.00
03/31/2007	9.12	0.24	1.30	1.54	(3.15)	0.00	0.00
03/31/2006	9.26	0.40	2.58	2.98	(3.02)	(0.10)	0.00
Class B
03/31/2010	1.98	0.12	2.71	2.83	(0.71)	0.00	0.00
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	0.00
03/31/2006	9.20	0.33	2.54	2.87	(2.95)	(0.10)	0.00
Class C
03/31/2010	1.98	0.11	2.72	2.83	(0.71)	0.00	0.00
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	0.00
03/31/2006	9.20	0.32	2.55	2.87	(2.95)	(0.10)	0.00

Small Cap StocksPLUS® TR Fund
Class A
03/31/2010	$5.62	$0.25	$4.69	$4.94	$(3.63)	$0.00	$0.00
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00	0.00
Class C
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	0.00
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.

120	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.72)	$4.26	143.69%	$33,965	1.28%		1.28%		1.19%		1.19%		3.42%		863%
0.00	2.04	(65.71)	6,874	1.30		1.30		1.19		1.19		3.43		1,288
(0.76)	5.95	(10.18)	23,420	1.20		1.20		1.19		1.19		5.03		900
(3.15)	7.51	19.57	39,649	1.19		1.19		1.19		1.19		2.71		538
(3.12)	9.12	35.66	39,523	1.21	(b)	1.21	(b)	1.21	(b)	1.21	(b)	3.95		337

(0.71)	4.10	142.66	3,325	2.06		2.06		1.94		1.94		3.33		863
0.00	1.98	(66.10)	1,926	2.06		2.06		1.94		1.94		2.67		1,288
(0.72)	5.84	(10.81)	6,843	1.95		1.95		1.94		1.94		4.42		900
(3.09)	7.39	18.73	15,348	1.94		1.94		1.94		1.94		1.90		538
(3.05)	9.02	34.49	12,290	1.97	(b)	1.97	(b)	1.97	(b)	1.97	(b)	3.23		337

(0.71)	4.10	142.61	11,173	2.04		2.04		1.94		1.94		2.96		863
0.00	1.98	(66.10)	4,009	2.06		2.06		1.94		1.94		2.65		1,288
(0.72)	5.84	(10.79)	13,271	1.95		1.95		1.94		1.94		4.35		900
(3.09)	7.39	18.72	27,610	1.94		1.94		1.94		1.94		1.89		538
(3.05)	9.02	34.50	23,781	1.96	(b)	1.96	(b)	1.96	(b)	1.96	(b)	3.19		337

$(3.63)	$6.93	94.12%	$11,941	1.16%		1.16%		1.09%		1.09%		3.32%		762%
(0.03)	5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609
(0.51)	9.06	(9.95)	161	1.97	(c)	1.97	(c)	1.11	(c)	1.11	(c)	4.25		403
(0.13)	10.58	17.29	97	1.14	*	2.54	*	1.14	*	2.54	*	4.21	*	671

(3.60)	6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762
0.00	5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609
(0.46)	8.97	(10.74)	444	2.71	(c)	2.71	(c)	1.86	(c)	1.86	(c)	3.52		403
(0.13)	10.52	16.64	196	1.89	*	4.16	*	1.89	*	4.16	*	3.46	*	671

Annual Report	March 31, 2010	121

Financial Highlights  (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

StocksPLUS® Fund
Class A
03/31/2010	$4.79	$0.13	$3.27	$3.40	$(0.19)	$0.00	$0.00
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00	0.00
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00	0.00
03/31/2006	9.48	0.29	0.60	0.89	(0.23)	0.00	0.00
Class B
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	0.00
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00	0.00
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00	0.00
03/31/2006	9.27	0.20	0.61	0.81	(0.18)	0.00	0.00
Class C
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	0.00
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00	0.00
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00	0.00
03/31/2006	9.35	0.23	0.60	0.83	(0.20)	0.00	0.00
Class R
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00	0.00
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00	0.00
03/31/2006	9.63	0.28	0.60	0.88	(0.22)	0.00	0.00

StocksPLUS® Total Return Fund
Class A
03/31/2010	$4.85	$0.26	$3.54	$3.80	$(1.52)	$0.00	$0.00
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)	0.00
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)	0.00
03/31/2006	12.40	0.41	0.77	1.18	(0.63)	(1.21)	0.00
Class B
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)	0.00
03/31/2006	12.26	0.31	0.78	1.09	(0.55)	(1.21)	0.00
Class C
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)	0.00
03/31/2006	12.27	0.31	0.77	1.08	(0.54)	(1.21)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.05% to 0.35%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.

122	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$8.00	70.93%	$68,038	0.94%		0.94%		0.90%		0.90%		1.90%	392%
(0.59)	4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82	425
(0.58)	9.69	(5.33)	101,021	1.03	(d)	1.03	(d)	0.93	(d)	0.93	(d)	4.35	67
(0.42)	10.80	10.80	132,721	0.97	(c)	0.97	(c)	0.97	(c)	0.97	(c)	4.07	76
(0.23)	10.14	9.50	139,925	1.03	(b)	1.03	(b)	1.03	(b)	1.03	(b)	2.93	239

(0.17)	7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14	392
(0.54)	4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04	425
(0.49)	9.45	(6.00)	21,826	1.78	(d)	1.78	(d)	1.68	(d)	1.68	(d)	3.61	67
(0.34)	10.54	10.00	35,864	1.72	(c)	1.72	(c)	1.72	(c)	1.72	(c)	3.28	76
(0.18)	9.90	8.75	59,698	1.78	(b)	1.78	(b)	1.78	(b)	1.78	(b)	2.11	239

(0.18)	7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34	392
(0.56)	4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31	425
(0.52)	9.53	(5.69)	72,282	1.53	(d)	1.53	(d)	1.43	(d)	1.43	(d)	3.85	67
(0.37)	10.62	10.24	96,352	1.47	(c)	1.47	(c)	1.47	(c)	1.47	(c)	3.57	76
(0.20)	9.98	8.90	109,035	1.53	(b)	1.53	(b)	1.53	(b)	1.53	(b)	2.41	239

(0.18)	8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52	392
(0.57)	4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56	425
(0.55)	9.85	(5.56)	2,925	1.30	(d)	1.30	(d)	1.17	(d)	1.17	(d)	4.08	67
(0.39)	10.97	10.56	2,337	1.22	(c)	1.22	(c)	1.22	(c)	1.22	(c)	3.83	76
(0.22)	10.29	9.19	2,360	1.27	(b)	1.27	(b)	1.27	(b)	1.27	(b)	2.76	239

$(1.52)	$7.13	80.58%	$37,735	1.09%		1.09%		1.04%		1.04%		3.78%	609%
(0.57)	4.85	(47.17)	12,052	2.97		2.97		1.04		1.04		6.20	521
(1.69)	10.04	(2.71)	25,661	2.68	(g)	2.68	(g)	1.07	(g)	1.07	(g)	4.64	411
(1.21)	11.89	11.77	39,296	1.11	(f)	1.11	(f)	1.11	(f)	1.11	(f)	4.07	284
(1.84)	11.74	9.74	41,234	1.17	(e)	1.17	(e)	1.17	(e)	1.17	(e)	3.28	322

(1.49)	6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12	609
(0.52)	4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42	521
(1.62)	9.85	(3.40)	16,220	3.47	(g)	3.47	(g)	1.82	(g)	1.82	(g)	3.90	411
(1.13)	11.71	10.87	20,416	1.86	(f)	1.86	(f)	1.86	(f)	1.86	(f)	3.34	284
(1.76)	11.59	9.05	19,425	1.92	(e)	1.92	(e)	1.92	(e)	1.92	(e)	2.54	322

(1.49)	6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09	609
(0.52)	4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43	521
(1.62)	9.87	(3.39)	17,702	3.43	(g)	3.43	(g)	1.82	(g)	1.82	(g)	3.89	411
(1.12)	11.73	10.93	24,131	1.86	(f)	1.86	(f)	1.86	(f)	1.86	(f)	3.33	284
(1.75)	11.60	8.98	26,952	1.92	(e)	1.92	(e)	1.92	(e)	1.92	(e)	2.49	322

(e)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(f)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(g)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.

Annual Report	March 31, 2010	123

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

StocksPLUS® TR Short Strategy Fund
Class A
03/31/2010	$6.73	$0.08	$(1.80)	$(1.72)	$(0.12)	$(0.36)	$0.00
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	0.00
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00
Class C
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	0.00
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	0.00
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00	0.00

CommodityRealReturn Strategy Fund®
Class A
03/31/2010	$6.19	$0.22	$1.99	$2.21	$(0.58)	$(0.10)	$0.00
03/31/2009	18.17	0.32	(9.56)	(9.24)	(0.65)	(2.09)	0.00
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00	0.00
03/31/2007	13.93	0.36	0.72	1.08	(0.51)	0.00	0.00
03/31/2006	16.22	0.59	(0.17)	0.42	(1.82)	(0.07)	(0.82)
Class B
03/31/2010	6.11	0.17	1.94	2.11	(0.52)	(0.10)	0.00
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)	0.00
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00	0.00
03/31/2007	13.81	0.24	0.72	0.96	(0.40)	0.00	0.00
03/31/2006	16.14	0.47	(0.18)	0.29	(1.73)	(0.07)	(0.82)
Class C
03/31/2010	6.10	0.16	1.96	2.12	(0.53)	(0.10)	0.00
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)	0.00
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00	0.00
03/31/2007	13.79	0.24	0.72	0.96	(0.40)	0.00	0.00
03/31/2006	16.12	0.46	(0.17)	0.29	(1.72)	(0.07)	(0.83)
Class R
03/12/10 - 03/31/2010	7.93	0.00	(0.03)	(0.03)	(0.20)	0.00	0.00

Global Multi-Asset Fund
Class A
03/31/2010	$9.30	$0.22	$2.22	$2.44	$(0.46)	$(0.14)	$0.00
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00	0.00
Class C
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)	0.00
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00	0.00
Class R
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)	0.00
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.

124	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$4.53	(26.10)%	$155,362	1.09%		1.09%		1.09%		1.09%		1.56%		406%
(5.93)	6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515
(0.40)	9.39	17.79	39,964	1.61	(b)	1.61	(b)	1.11	(b)	1.11	(b)	3.75		220
(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413

(0.45)	4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406
(5.89)	6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515
(0.35)	9.36	16.84	2,888	2.49	(b)	2.49	(b)	1.86	(b)	1.86	(b)	3.30		220
(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	1.89	*	1.89	*	3.60	*	413

$(0.68)	$7.72	35.92%	$1,782,541	1.29%		1.39%		1.24%		1.34%		2.91%		397%
(2.74)	6.19	(51.10)	1,011,097	1.60		1.69		1.24		1.33		2.49		979
(0.99)	18.17	33.35	2,493,012	1.25		1.29		1.24		1.28		4.04		697
(0.51)	14.50	7.95	1,987,771	1.24		1.25		1.24		1.25		2.49		603
(2.71)	13.93	1.74	2,430,814	1.24		1.24		1.24		1.24		3.73		292

(0.62)	7.60	34.76	102,718	2.04		2.14		1.99		2.09		2.32		397
(2.64)	6.11	(51.50)	84,196	2.35		2.44		1.99		2.08		1.75		979
(0.87)	18.01	32.48	245,252	2.00		2.04		1.99		2.03		3.32		697
(0.40)	14.37	7.11	228,623	1.99		2.00		1.99		2.00		1.70		603
(2.62)	13.81	0.93	302,114	1.99		1.99		1.99		1.99		3.02		292

(0.63)	7.59	34.89	751,143	2.04		2.14		1.99		2.09		2.17		397
(2.65)	6.10	(51.47)	429,408	2.35		2.44		1.99		2.08		1.73		979
(0.87)	17.98	32.45	1,143,836	2.00		2.04		1.99		2.03		3.33		697
(0.40)	14.35	7.11	1,053,975	1.99		2.00		1.99		2.00		1.69		603
(2.62)	13.79	0.94	1,452,885	1.99		1.99		1.99		1.99		2.97		292

(0.20)	7.70	(0.42)	10	1.50	*	1.60	*	1.49	*	1.59	*	3.63	*	397

$(0.60)	$11.14	26.30%	$548,302	1.29%		1.55%		1.29%		1.55%		2.05%		217%
(0.32)	9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83

(0.57)	11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217
(0.32)	9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83

(0.59)	11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217
(0.31)	9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83

Annual Report	March 31, 2010	125

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	All Asset Fund	All Asset All Authority Fund	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM TR Fund

Assets:
Investments, at value	$0	$0	$2,154,662	$219,835
Investments in Affiliates, at value	14,937,491	4,480,801	880,208	45,005
Repurchase agreements, at value	0	8,216	315,421	3,270
Cash	0	0	8,733	1
Deposits with counterparty	0	0	79	22
Foreign currency, at value	0	0	3,524	316
Receivable for investments sold	0	0	61,476	109,592
Receivable for investments in Affiliates sold	0	2,138	17,000	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	21,458
Receivable for Fund shares sold	135,874	18,184	10,860	702
Interest and dividends receivable	0	0	9,745	1,640
Dividends receivable from Affiliates	40,073	10,062	206	7
Variation margin receivable	0	0	11,204	96
Swap premiums paid	0	0	4,641	1,247
Unrealized appreciation on foreign currency contracts	0	0	2,798	330
Unrealized appreciation on swap agreements	0	0	79,721	10,926
Other assets	0	0	0	0
	15,113,438	4,519,401	3,560,278	414,447

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0	$676
Payable for investments purchased	0	0	77,956	125,896
Payable for investments in Affiliates purchased	40,073	20,228	206	7
Payable for investments purchased on a delayed-delivery basis	0	0	0	21,514
Payable for short sales	0	0	9,600	18,134
Deposits from counterparty	0	0	69,384	12,001
Payable for Fund shares redeemed	16,672	8,959	53	43
Payable for line of credit	0	439,866	0	0
Dividends payable	0	0	0	0
Written options outstanding	0	0	4,067	263
Accrued related party fees	4,972	2,063	2,469	166
Variation margin payable	0	0	0	0
Reimbursement to Manager	124	0	17	0
Swap premiums received	0	0	513	525
Unrealized depreciation on foreign currency contracts	0	0	1,033	101
Unrealized depreciation on swap agreements	0	0	26,940	208
Other liabilities	0	0	0	0
	61,841	471,116	192,238	179,534

Net Assets	$15,051,597	$4,048,285	$3,368,040	$234,913

Net Assets Consist of:
Paid in capital	$16,698,719	$4,114,410	$3,496,857	$198,686
Undistributed (overdistributed) net investment income	59,857	6,970	137,509	56,881
Accumulated undistributed net realized (loss)	(2,431,370)	(116,200)	(307,503)	(32,094)
Net unrealized appreciation (depreciation)	724,391	43,105	41,177	11,440
	$15,051,597	$4,048,285	$3,368,040	$234,913

Net Assets:
Class A	$1,200,093	$899,594	$14,754	$16,155
Class B	141,265	NA	NA	NA
Class C	1,062,366	582,851	4,945	6,433
Class R	10,365	NA	NA	NA
Other Classes	12,637,508	2,565,840	3,348,341	212,325

Shares Issued and Outstanding:
Class A	103,264	87,105	3,229	2,701
Class B	12,240	NA	NA	NA
Class C	92,260	56,816	1,074	1,102
Class R	894	NA	NA	NA

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$11.62	$10.33	$4.57	$5.98
Class B	11.54	NA	NA	NA
Class C	11.51	10.26	4.61	5.84
Class R	11.59	NA	NA	NA

Cost of Investments Owned	$0	$0	$2,136,089	$220,696
Cost of Investments in Affiliates Owned	$14,213,100	$4,437,696	$880,262	$45,004
Cost of Repurchase Agreements Owned	$0	$8,216	$315,421	$3,270
Cost of Foreign Currency Held	$0	$0	$3,491	$317
Proceeds Received on Short Sales	$0	$0	$9,608	$18,022
Premiums Received on Written Options	$0	$0	$10,249	$869

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

126	PIMCO Funds	See Accompanying Notes

March 31, 2010

International StocksPLUS® TR Strategy Fund (Unhedged)	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	RealEstate- RealReturn Strategy Fund	Small Cap StocksPLUS® TR Fund	StocksPLUS® Fund	StocksPLUS® Total Return Fund	StocksPLUS® TR Short Strategy Fund

$54,481	$232,839	$193,439	$117,653	$520,311	$156,415	$632,002
22,540	25,002	14,775	50,324	210,682	66,996	274,725
4,138	490	927	10,500	43,784	2,586	108,162
0	0	0	119	0	17	66
92	280	3	90	3,495	1,501	303
120	2,252	344	469	663	311	1,214
3,722	217,252	22,179	28,705	48,174	106,169	56,131
300	0	0	1,000	6,700	0	15,100
0	17,284	1,662	0	0	0	0
153	265	7,984	432	1,392	637	31,083
434	1,674	1,161	738	1,074	1,209	3,849
5	5	3	11	48	12	66
38	57	23	142	82	136	4,596
206	236	41	301	440	279	1,268
125	2,635	293	171	573	203	823
483	1,368	16,412	10,410	13,131	6,949	3,635
0	0	0	0	7	0	0
86,837	501,639	259,246	221,065	850,556	343,420	1,133,023

$0	$0	$0	$0	$0	$0	$9,554
6,166	151,758	18,515	25,900	16,129	86,941	68,038
5	5	3	11	48	12	66
0	37,049	50,302	0	7,900	0	0
0	75,847	0	12,801	15,965	24,122	0
580	3,500	17,241	9,701	17,951	6,850	5,090
15	39	272	28	151	205	2,509
0	0	0	0	0	0	0
0	0	1	0	0	0	0
103	161	129	192	525	247	1,283
46	170	127	103	387	139	706
0	0	0	206	1,741	401	0
3	0	0	7	0	0	0
26	631	696	538	352	158	254
56	1,449	81	58	137	33	226
43	1,119	134	20	845	92	39
0	0	0	0	0	0	8
7,043	271,728	87,501	49,565	62,131	119,200	87,773

$79,794	$229,911	$171,745	$171,500	$788,425	$224,220	$1,045,250

$72,031	$195,041	$179,682	$331,370	$1,059,803	$329,725	$1,197,209
6,741	47,727	101,883	(2,332)	69,249	445	6,463
(830)	(8,471)	(122,100)	(171,074)	(357,690)	(117,206)	(154,105)
1,852	(4,386)	12,280	13,536	17,063	11,256	(4,317)
$79,794	$229,911	$171,745	$171,500	$788,425	$224,220	$1,045,250

$7,146	$11,470	$33,965	$11,941	$68,038	$37,735	$155,362
NA	3,580	3,325	NA	8,664	6,378	NA
716	4,949	11,173	1,615	43,004	9,275	23,040
NA	NA	NA	NA	2,288	NA	NA
71,932	209,912	123,282	157,944	666,431	170,832	866,848

1,129	1,251	7,969	1,722	8,510	5,291	34,283
NA	402	812	NA	1,122	922	NA
115	556	2,724	240	5,504	1,339	5,162
NA	NA	NA	NA	282	NA	NA

$6.33	$9.17	$4.26	$6.93	$8.00	$7.13	$4.53
NA	8.90	4.10	NA	7.72	6.92	NA
6.22	8.91	4.10	6.73	7.81	6.93	4.46
NA	NA	NA	NA	8.13	NA	NA

$53,439	$239,800	$197,936	$115,167	$532,755	$156,227	$622,463
$22,542	$25,001	$14,775	$50,325	$210,675	$66,994	$274,741
$4,138	$490	$927	$10,500	$43,784	$2,586	$108,162
$119	$2,264	$343	$460	$654	$312	$1,206
$0	$75,773	$0	$12,712	$15,914	$24,213	$0
$241	$948	$372	$413	$1,372	$727	$3,574

Annual Report	March 31, 2010	127

Consolidated Statements of Assets and Liabilities	March 31, 2010

(Amounts in thousands, except per share amounts)	Commodity- RealReturn Strategy Fund®	Global Multi-Asset Fund

Assets:
Investments, at value	$17,053,494	$840,758
Investments in Affiliates, at value	1,031,375	1,237,376
Repurchase agreements, at value	162,302	33,833
Cash	5,407	0
Deposits with counterparty	38	574
Foreign currency, at value	26,540	5
Receivable for investments sold	2,816	2,861
Receivable for Fund shares sold	55,962	11,354
Interest and dividends receivable	86,100	2,834
Dividends receivable from Affiliates	116	1,892
Variation margin receivable	3,074	174
Manager reimbursement receivable	1,179	0
Swap premiums paid	11,448	1,851
Unrealized appreciation on foreign currency contracts	28,781	2,929
Unrealized appreciation on swap agreements	44,741	4,485
Other assets	18	0
	18,513,391	2,140,926

Liabilities:
Payable for reverse repurchase agreements	$1,144,794	$0
Payable for investments purchased	516,005	2,502
Payable for investments in Affiliates purchased	116	1,892
Payable for investments purchased on a delayed-delivery basis	112,516	0
Deposits from counterparty	27,902	2,690
Payable for Fund shares redeemed	16,998	1,745
Overdraft due to custodian	0	2,015
Written options outstanding	38,012	511
Accrued related party fees	13,756	1,756
Variation margin payable	320	0
Reimbursement to Manager	0	35
Swap premiums received	1,461	2,159
Unrealized depreciation on foreign currency contracts	2,689	2,896
Unrealized depreciation on swap agreements	18,744	3,019
	1,893,313	21,220

Net Assets	$16,620,078	$2,119,706

Net Assets Consist of:
Paid in capital	$15,646,677	$2,033,141
Undistributed (Overdistributed) net investment income	1,381,485	(6,520)
Accumulated undistributed net realized (loss)	(793,305)	(1,343)
Net unrealized appreciation	385,221	94,428
	$16,620,078	$2,119,706

Net Assets:
Class A	$1,782,541	$548,302
Class B	102,718	NA
Class C	751,143	332,605
Class R	10	1,085
Other Classes	13,983,666	1,237,714

Shares Issued and Outstanding:
Class A	230,934	49,203
Class B	13,512	NA
Class C	98,951	30,070
Class R	1	98

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$7.72	$11.14
Class B	7.60	NA
Class C	7.59	11.06
Class R	7.70	11.13

Cost of Investments Owned	$16,752,186	$804,193
Cost of Investments in Affiliates Owned	$1,031,372	$1,187,897
Cost of Repurchase Agreements Owned	$162,302	$33,833
Cost of Foreign Currency Held	$26,541	$4
Premiums Received on Written Options	$63,869	$6,255

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

128	PIMCO Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	All Asset Fund	All Asset All Authority Fund	Fundamental Advantage Total Return Strategy Fund	Fundamental IndexPLUSTM TR Fund	International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Income:
Interest	$1	$1	$29,811	$17,239	$2,207
Dividends	0	0	151	514	0
Dividends from Affiliate investments	1,130,075	248,455	813	75	37
Miscellaneous income	0	0	1	1	0
Total Income	1,130,076	248,456	30,776	17,829	2,244

Expenses:
Investment advisory fees	23,209	5,060	8,140	1,405	238
Supervisory and administrative fees	14,855	5,420	3,198	677	158
Distribution fees - Class B	1,126	0	0	0	0
Distribution fees - Class C	7,258	2,948	11	34	4
Distribution fees - Class R	12	0	0	0	0
Servicing fees - Class A	2,671	1,668	15	23	6
Servicing fees - Class B	375	0	0	0	0
Servicing fees - Class C	2,419	983	4	11	1
Servicing fees - Class R	12	0	0	0	0
Distribution and/or servicing fees - Other Classes	997	353	11	7	3
Trustees’ fees	0	0	2	1	0
Interest expense	33	4,929	184	449	6
Reimbursement to Manager	2,944	0	0	0	0
Miscellaneous expense	0	20	22	2	3
Total Expenses	55,911	21,381	11,587	2,609	419

Net Investment Income	1,074,165	227,075	19,189	15,220	1,825

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	0	0	(8,199)	(13,510)	(97)
Net realized gain (loss) on Affiliate investments	(510,408)	(10,945)	39	(4)	3
Net capital gain distributions received from Underlying Funds	64,575	24,937	0	0	0
Net realized gain on futures contracts, written options and swaps	0	0	105,220	104,876	25,891
Net realized gain (loss) on foreign currency transactions	0	0	2,102	(106)	(118)
Net change in unrealized appreciation on investments	0	0	56,619	49,986	6,571
Net change in unrealized appreciation (depreciation) on Affiliate investments	2,612,670	177,036	(55)	1	(3)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	9,809	56,488	(2,050)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	2,434	1,335	296
Net Gain	2,166,837	191,028	167,969	199,066	30,493

Net Increase in Net Assets Resulting from Operations	$3,241,002	$418,103	$187,158	$214,286	$32,318

Annual Report	March 31, 2010	129

Statements of Operations  (Cont.)

Year Ended March 31, 2010
(Amounts in thousands)	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	RealEstate- RealReturn Strategy Fund	Small Cap StocksPLUS® TR Fund	StocksPLUS® Fund	StocksPLUS® Total Return Fund	StocksPLUS® TR Short Strategy Fund

Investment Income:
Interest, net of foreign taxes*	$14,866	$9,853	$7,316	$9,319	$8,558	$13,302
Dividends	248	23	15	767	205	309
Dividends from Affiliate investments	75	53	74	330	78	308
Miscellaneous income	0	0	0	1	0	0
Total Income	15,189	9,929	7,405	10,417	8,841	13,919

Expenses:
Investment advisory fees	1,011	773	632	1,051	703	2,309
Supervisory and administrative fees	753	462	367	1,221	511	1,561
Distribution fees - Class B	27	22	0	64	53	0
Distribution fees - Class C	28	57	7	195	62	108
Distribution fees - Class R	0	0	0	5	0	0
Servicing fees - Class A	25	44	10	146	40	232
Servicing fees - Class B	9	7	0	22	18	0
Servicing fees - Class C	9	19	2	97	21	36
Servicing fees - Class R	0	0	0	5	0	0
Distribution and/or servicing fees - Other Classes	89	19	2	18	23	148
Trustees’ fees	1	1	0	1	0	1
Interest expense	392	274	147	127	89	9
Miscellaneous expense	1	1	7	3	1	2
Total Expenses	2,345	1,679	1,174	2,955	1,521	4,406

Net Investment Income	12,844	8,250	6,231	7,462	7,320	9,513

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,090	13,199	(1,827)	(8,336)	4,937	5,061
Net realized gain on Affiliate investments	20	12	13	32	11	27
Net realized gain (loss) on futures contracts, written options and swaps	104,104	124,303	119,565	126,556	64,351	(158,632)
Net realized gain (loss) on foreign currency transactions	(22,373)	(1,134)	(1,255)	417	(125)	763
Net change in unrealized appreciation on investments	32,201	378	14,839	33,046	14,390	21,723
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	(1)	(1)	6	1	(16)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(8,370)	11,813	(24,388)	38,944	9,946	(11,795)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	8,327	816	1,380	1,490	793	1,005
Net Gain (Loss)	115,998	149,386	108,326	192,155	94,304	(141,864)

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,842	$157,636	$114,557	$199,617	$101,624	$(132,351)

* Foreign tax withholdings	$0	$0	$0	$0	$0	$8

130	PIMCO Funds	See Accompanying Notes

Consolidated Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®	Global Multi- Asset Fund

Investment Income:
Interest	$533,929	$8,770
Dividends	615	680
Dividends from Affiliate investments	1,608	27,309
Miscellaneous income	14	0
Total Income	536,166	36,759

Expenses:
Investment advisory fees	72,995	9,886
Supervisory and administrative fees	43,931	2,336
Distribution fees - Class B	785	0
Distribution fees - Class C	4,806	1,119
Distribution fees - Class R	0	1
Servicing fees - Class A	3,690	681
Servicing fees - Class B	262	0
Servicing fees - Class C	1,602	373
Servicing fees - Class R	0	1
Distribution and/or servicing fees - Other Classes	3,997	169
Trustees’ fees	31	2
Interest expense	5,964	13
Miscellaneous expense	50	55
Total Expenses	138,113	14,636
Waiver and/or Reimbursement by Manager	(13,097)	(2,837)
Net Expenses	125,016	11,799

Net Investment Income	411,150	24,960

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	393,833	(1,979)
Net realized gain on Affiliate investments	223	13,317
Net capital gain distributions received from Underlying Funds	0	234
Net realized gain on futures contracts, written options and swaps	1,853,775	48,714
Net realized (loss) on foreign currency transactions	(53,386)	(606)
Net change in unrealized appreciation on investments	518,991	36,439
Net change in unrealized appreciation on Affiliate investments	4	53,284
Net change in unrealized appreciation on futures contracts, written options and swaps	185,331	1,865
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	51,425	(130)
Net Gain	2,950,196	151,138

Net Increase in Net Assets Resulting from Operations	$3,361,346	$176,098

Annual Report	March 31, 2010	131

Statements of Changes in Net Assets

	All Asset Fund		All Asset All Authority Fund		Fundamental Advantage Total Return Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,074,165	$750,143	$227,075	$71,679	$19,189	$19,927
Net realized gain (loss)	0	0	0	0	99,123	(26,528)
Net realized gain (loss) on Affiliate investments	(510,408)	(1,841,540)	(10,945)	(129,255)	39	3
Net capital gain distributions received from Underlying Funds	64,575	154,064	24,937	37,447	0	0
Net change in unrealized appreciation (depreciation)	0	(118,759)	0	(26,867)	68,862	(27,597)
Net change in unrealized appreciation (depreciation) on Affiliate investments	2,612,670	(1,888,278)	177,036	(133,931)	(55)	0
Net increase (decrease) resulting from operations	3,241,002	(2,944,370)	418,103	(180,927)	187,158	(34,195)

Distributions to Shareholders:
From net investment income
Class A	(79,724)	(68,964)	(53,407)	(25,675)	(1,188)	(1)
Class B	(9,785)	(8,058)	0	0	0	0
Class C	(65,694)	(47,376)	(30,218)	(10,282)	(315)	0
Class R	(441)	(71)	0	0	0	0
Other Classes	(880,212)	(629,896)	(138,551)	(34,203)	(275,944)	(989)
From net realized capital gains
Class A	0	0	0	(6,563)	(229)	(402)
Class B	0	0	0	0	0	0
Class C	0	0	0	(3,028)	(55)	(130)
Class R	0	0	0	0	0	0
Other Classes	0	0	0	(6,835)	(41,805)	(130,604)
Tax basis return of capital
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(1,035,856)	(754,365)	(222,176)	(86,586)	(319,536)	(132,126)

Fund Share Transactions:
Receipts for shares sold
Class A	426,496	473,636	600,343	574,091	19,459	1,151
Class B	19,017	22,989	0	0	0	0
Class C	234,136	227,349	351,892	197,494	4,966	916
Class R	9,632	2,618	0	0	0	0
Other Classes	3,970,950	3,178,065	2,055,625	705,559	2,978,008	370,656
Issued as reinvestment of distributions
Class A	63,402	50,622	42,487	22,306	1,305	403
Class B	7,822	6,244	0	0	0	0
Class C	48,011	33,914	20,635	9,042	317	130
Class R	439	71	0	0	0	0
Other Classes	784,255	576,445	108,155	35,637	317,282	131,593
Cost of shares redeemed
Class A	(460,101)	(743,510)	(357,229)	(303,626)	(6,195)	(386)
Class B	(49,751)	(78,906)	0	0	0	0
Class C	(216,722)	(368,430)	(72,448)	(80,384)	(550)	(517)
Class R	(2,194)	(819)	0	0	0	0
Other Classes	(3,261,782)	(3,312,979)	(384,055)	(368,685)	(35,807)	(477,592)
Net increase (decrease) resulting from Fund share transactions	1,573,610	67,309	2,365,405	791,434	3,278,785	26,354

Fund Redemption Fee	12	70	2	84	0	0

Total Increase (Decrease) in Net Assets	3,778,768	(3,631,356)	2,561,334	524,005	3,146,407	(139,967)

Net Assets:
Beginning of year	11,272,829	14,904,185	1,486,951	962,946	221,633	361,600
End of year*	$15,051,597	$11,272,829	$4,048,285	$1,486,951	$3,368,040	$221,633

*Including undistributed (overdistributed) net investment income of:	$59,857	$21,548	$6,970	$2,070	$137,509	$(19,050)

132	PIMCO Funds	See Accompanying Notes

Fundamental IndexPLUSTM TR Fund		International StocksPLUS® TR Strategy Fund (Unhedged)		International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)		RealEstate Real Return Strategy Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$15,220	$28,413	$1,825	$2,927	$12,844	$21,474	$8,250	$21,902
91,260	(256,413)	25,676	(35,192)	83,837	(145,063)	136,368	(654,654)
(4)	14	3	0	4	1	12	3
0	0	0	0	0	0	0	0
107,809	(71,441)	4,817	(6,351)	32,158	(43,368)	13,007	(30,640)

1	0	(3)	1	(1)	2	(1)	1
214,286	(299,427)	32,318	(38,615)	128,842	(166,954)	157,636	(663,388)

(4,634)	0	(1,144)	0	(1,996)	0	(4,854)	0
0	0	0	0	(651)	0	(507)	0
(2,255)	0	(237)	0	(716)	0	(1,626)	0
0	0	0	0	0	0	0	0
(90,317)	0	(15,139)	0	(35,343)	(200)	(16,638)	0

0	(207)	0	(7)	(305)	0	0	0
0	0	0	0	(111)	0	0	0
0	(59)	0	(1)	(116)	0	0	0
0	0	0	0	0	0	0	0
0	(5,546)	0	(458)	(5,659)	0	0	0

0	(92)	0	(12)	0	0	0	0
0	0	0	0	0	0	0	0
0	(18)	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0
0	(4,136)	0	(960)	0	0	0	0

(97,206)	(10,058)	(16,520)	(1,439)	(44,897)	(200)	(23,625)	0

19,595	5,870	8,069	530	11,311	2,515	26,920	17,343
0	0	0	0	856	227	294	2,489
2,510	1,743	1,040	111	1,668	487	4,504	6,630
0	0	0	0	0	0	0	0
78,816	776,631	19,206	4,939	77,022	280,306	43,744	994,820

4,186	103	1,117	19	1,494	0	4,446	0
0	0	0	0	626	0	414	0
1,823	60	226	2	641	0	1,275	0
0	0	0	0	0	0	0	0
67,761	9,471	13,339	1,225	40,322	200	16,226	0

(16,838)	(12,712)	(2,305)	(1,278)	(8,791)	(5,529)	(12,352)	(16,622)
0	0	0	0	(1,691)	(4,305)	(1,223)	(2,722)
(1,528)	(6,208)	(481)	(318)	(1,227)	(3,649)	(2,810)	(5,697)
0	0	0	0	0	0	0	0
(576,214)	(485,327)	(14,942)	(1,997)	(208,100)	(129,671)	(215,920)	(639,230)
(419,889)	289,631	25,269	3,233	(85,869)	140,581	(134,482)	357,011

0	0	0	0	0	1	6	65

(302,809)	(19,854)	41,067	(36,821)	(1,924)	(26,572)	(465)	(306,312)

537,722	557,576	38,727	75,548	231,835	258,407	172,210	478,522
$234,913	$537,722	$79,794	$38,727	$229,911	$231,835	$171,745	$172,210

$56,881	$43,317	$6,741	$(3,004)	$47,727	$(11,000)	$101,883	$(6,836)

Annual Report	March 31, 2010	133

Statements of Changes in Net Assets  (Cont.)

	Small Cap StocksPLUS® TR Fund		StocksPLUS® Fund		StocksPLUS® Total Return Fund		StocksPLUS® TR Short Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,231	$13,656	$7,462	$18,782	$7,320	$12,733	$9,513	$8,563
Net realized gain (loss)	116,483	(250,188)	118,637	(237,180)	69,163	(120,579)	(152,808)	86,278
Net realized gain on Affiliate investments	13	16	32	4	11	1	27	1
Net change in unrealized appreciation (depreciation)	(8,169)	20,774	73,480	(43,985)	25,129	(12,561)	10,933	(19,438)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(1)	0	6	1	1	1	(16)	0
Net increase (decrease) resulting from operations	114,557	(215,742)	199,617	(262,378)	101,624	(120,405)	(132,351)	75,404

Distributions to Shareholders:
From net investment income
Class A	(2,060)	0	(1,560)	(5,845)	(3,169)	(1,212)	(1,706)	(1,442)
Class B	0	0	(193)	(994)	(1,442)	(570)	0	0
Class C	(329)	0	(969)	(4,070)	(1,648)	(665)	(210)	(314)
Class R	0	0	(48)	(136)	0	0	0	0
Other Classes	(51,406)	(626)	(15,167)	(25,543)	(29,722)	(10,495)	(9,476)	(3,711)
From net realized capital gains
Class A	0	0	0	0	0	0	(8,863)	(16,061)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	(1,330)	(3,277)
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	(30,004)	(25,113)
Tax basis return of capital
Class A	0	(3)	0	(27)	0	(145)	0	0
Class B	0	0	0	(5)	0	(86)	0	0
Class C	0	0	0	(20)	0	(95)	0	0
Class R	0	0	0	(1)	0	0	0	0
Other Classes	0	(1,742)	0	(123)	0	(1,215)	0	0

Total Distributions	(53,795)	(2,371)	(17,937)	(36,764)	(35,981)	(14,483)	(51,589)	(49,918)

Fund Share Transactions:
Receipts for shares sold
Class A	17,822	2,322	18,655	24,259	26,848	6,230	304,845	87,327
Class B	0	0	263	563	415	750	0	0
Class C	1,254	1,208	2,901	6,386	1,560	2,182	30,311	18,674
Class R	0	0	818	468	0	0	0	0
Other Classes	15,967	1,407,469	465,297	84,503	12,648	34,630	1,063,191	301,763
Issued as reinvestment of distributions
Class A	1,861	3	1,311	4,577	2,675	1,119	9,724	15,936
Class B	0	0	156	819	1,190	541	0	0
Class C	287	0	841	3,544	1,372	618	1,408	3,218
Class R	0	0	47	136	0	0	0	0
Other Classes	51,362	2,367	14,838	23,399	29,437	11,645	39,260	19,178
Cost of shares redeemed
Class A	(8,649)	(1,198)	(33,915)	(28,449)	(9,418)	(8,979)	(166,784)	(97,197)
Class B	0	0	(2,873)	(7,775)	(3,361)	(4,694)	0	0
Class C	(917)	(639)	(8,611)	(17,491)	(3,193)	(5,929)	(13,513)	(11,992)
Class R	0	0	(575)	(1,226)	0	0	0	0
Other Classes	(420,470)	(768,707)	(90,881)	(289,339)	(32,031)	(22,514)	(161,568)	(489,783)
Net increase (decrease) resulting from Fund share transactions	(341,483)	642,825	368,272	(195,626)	28,142	15,599	1,106,874	(152,876)

Fund Redemption Fee	0	22	2	255	0	4	1	64

Total Increase (Decrease) in Net Assets	(280,721)	424,734	549,954	(494,513)	93,785	(119,285)	922,935	(127,326)

Net Assets:
Beginning of year	452,221	27,487	238,471	732,984	130,435	249,720	122,315	249,641
End of year*	$171,500	$452,221	$788,425	$238,471	$224,220	$130,435	$1,045,250	$122,315

*Including undistributed (overdistributed) net investment income of:	$(2,332)	$(7,527)	$69,249	$2,632	$445	$3,102	$6,463	$5,443

134	PIMCO Funds	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	CommodityRealReturn Strategy Fund®		Global Multi-Asset Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Period from October 29, 2008 to March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$411,150	$266,048	$24,960	$5,900
Net realized gain (loss)	2,194,445	(6,007,100)	46,129	(9,698)
Net realized gain on Affiliate investments	0	133	13,317	33
Net capital gain distributions received from Underlying Funds	0	0	234	616
Net change in unrealized appreciation (depreciation)	755,747	(1,050,273)	38,174	6,775
Net change in unrealized appreciation (depreciation) on Affiliate investments	4	(1)	53,284	(3,805)
Net increase (decrease) resulting from operations	3,361,346	(6,791,193)	176,098	(179)

Distributions to Shareholders:
From net investment income
Class A	(120,400)	(89,041)	(16,610)	(336)
Class B	(7,297)	(7,229)	0	0
Class C	(47,895)	(34,963)	(9,274)	(127)
Class R	0	0	(24)	0
Other Classes	(936,411)	(412,270)	(40,655)	(4,463)
From net realized capital gains
Class A	(19,988)	(233,572)	(4,581)	0
Class B	(1,384)	(22,928)	0	0
Class C	(8,963)	(109,953)	(2,670)	0
Class R	0	0	(6)	0
Other Classes	(159,530)	(1,040,098)	(10,925)	0

Total Distributions	(1,301,868)	(1,950,054)	(84,745)	(4,926)

Fund Share Transactions:
Receipts for shares sold
Class A	978,925	853,549	533,797	45,275
Class B	20,477	24,970	0	0
Class C	318,256	208,896	318,691	17,740
Class R	10	0	897	156
Other Classes	10,160,095	5,225,174	1,085,925	221,824
Issued as reinvestment of distributions
Class A	118,739	261,854	17,907	276
Class B	6,771	23,269	0	0
Class C	40,663	104,742	8,116	120
Class R	0	0	27	0
Other Classes	920,041	1,273,768	44,690	4,127
Cost of shares redeemed
Class A	(579,463)	(1,106,644)	(65,621)	(3,523)
Class B	(29,438)	(67,216)	0	0
Class C	(145,367)	(345,097)	(19,346)	(637)
Class R	0	0	(26)	0
Other Classes	(4,225,934)	(4,660,357)	(163,969)	(12,997)
Net increase resulting from Fund share transactions	7,583,775	1,796,908	1,761,088	272,361

Fund Redemption Fee	119	1,830	0	9

Total Increase (Decrease) in Net Assets	9,643,372	(6,942,509)	1,852,441	267,265

Net Assets:
Beginning of year or period	6,976,706	13,919,215	267,265	0
End of year*	$16,620,078	$6,976,706	$2,119,706	$267,265

*Including undistributed (overdistributed) net investment income of:	$1,381,485	$236,807	$(6,520)	$(1,575)

Annual Report	March 31, 2010	135

Statements of Cash Flows

Year Ended March 31, 2010
(Amounts in thousands)	Fundamental IndexPLUS™ TR Fund	International StocksPLUS® TR Strategy Fund (U.S. Dollar- Hedged)	RealEstate- RealReturn Strategy Fund	Small Cap StocksPLUS® TR Fund	StocksPLUS® Total Return Fund

Decrease in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$214,735	$129,234	$157,910	$114,704	$101,713

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(3,502,171)	(5,087,723)	(2,437,116)	(1,611,840)	(1,354,288)
Proceeds from sales of long-term securities	4,266,651	5,589,637	2,782,043	2,148,650	1,411,724
Purchases (Proceeds from sales) of short-term portfolio investments, net	76,493	43,877	27,025	(6,415)	10,803
Decrease in deposits with counterparty	2,076	1,622	1,415	35,905	5,080
Increase (decrease) in receivable for investments sold	78,478	(141,506)	255,400	32,285	29,824
Decrease in interest and dividends receivable	4,696	2,645	2,378	3,948	327
Decrease in swap premiums paid	92,509	84,447	118,171	53,422	24,472
Decrease in payable for investments purchased	(281,320)	(15,319)	(212,848)	(284,707)	(49,705)
Increase (decrease) in accrued related party fees	(253)	26	10	(224)	60
Decrease in recoupment payable to manager	(2)	0	0	(9)	0
Proceeds from futures transactions	2,037	2,235	399	41,908	34,773
Payment for currency transactions	(129)	(21,568)	(1,122)	(1,250)	(132)
Proceeds (payment) from short sale transactions	(74,571)	21,910	(131,302)	11,780	(33,294)
Change in unrealized appreciation (depreciation) on investments	(107,810)	(32,157)	(13,006)	8,170	(25,130)
Net realized gain on investments	(91,256)	(83,841)	(136,380)	(116,496)	(69,174)
Net amortization on investments	(951)	(385)	(205)	(661)	(345)
Net cash provided by operating activities	679,212	493,134	412,772	429,170	86,708

Cash flows used for financing activities:
Proceeds from shares sold	100,260	90,601	67,540	36,652	40,850
Payment on shares redeemed	(610,117)	(219,789)	(232,100)	(465,000)	(47,829)
Cash dividend paid*	(23,436)	(1,814)	(1,263)	(285)	(1,307)
Net repayment of reverse repurchase agreements	(123,266)	(328,777)	(235,564)	0	(83,547)
Interest expense paid	(449)	(392)	(274)	(147)	(89)
Decrease in overdraft due to custodian	(1,065)	0	0	0	(601)
Increase (decrease) in deposits from counterparty	(22,876)	(34,311)	(11,991)	(459)	5,240
Net cash used for financing activities	(680,949)	(494,482)	(413,652)	(429,239)	(87,283)

Net Decrease in Cash and Foreign Currency	(1,737)	(1,348)	(880)	(69)	(575)

Cash and Foreign Currency:
Beginning of year	2,054	3,600	1,224	657	903
End of year	$317	$2,252	$344	$588	$328

* Reinvestment of dividends	$73,770	$43,083	$22,361	$53,510	$34,674

136	PIMCO Funds	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2010
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®

Increase in Cash and Foreign Currency from:

Cash flows used for operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$3,367,310

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(69,981,342)
Proceeds from sales of long-term securities	65,521,066
Proceeds from sales of short-term portfolio investments, net	353,160
Decrease in deposits with counterparty	12,401
Decrease in receivable for investments sold	884,996
Increase in interest and dividends receivable	(8,107)
Decrease in swap premiums paid	1,668,015
Decrease in other assets	711
Decrease in payable for investments purchased	(2,033,498)
Increase in accrued related party fees	7,941
Decrease in recoupment payable to manager	(1,179)
Decrease in other liabilities	(13)
Payments from futures transactions	37,176
Payment for currency transactions	(53,778)
Payment from short sale transactions	(680,344)
Change in unrealized appreciation on investments	(755,751)
Net realized gain on investments	(2,194,445)
Net premium on investments	52,286
Net cash used for operating activities	(3,803,395)

Cash flows received from financing activities:
Proceeds from shares sold	11,461,465
Payment on shares redeemed	(5,026,051)
Cash dividend paid*	(215,654)
Net repayment of reverse repurchase agreements	(2,259,384)
Interest expense paid	(5,964)
Decrease in deposits from counterparty	(143,239)
Net cash received from financing activities	3,811,173

Net Increase in Cash and Foreign Currency	7,778

Cash and Foreign Currency:
Beginning of year	24,169
End of year	$31,947

* Reinvestment of dividends	$1,086,214

Annual Report	March 31, 2010	137

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B, C and R shares (the “Retail Classes”) of 13 funds (the “Funds”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market

138	PIMCO Funds

March 31, 2010

values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

(h) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Annual Report	March 31, 2010	139

Notes to Financial Statements (Cont.)

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

140	PIMCO Funds

March 31, 2010

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the

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Notes to Financial Statements (Cont.)

Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into asset, credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements,

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that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of reference assets, so that a Fund can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap package involves transactions in which a Fund acquires a bond position and then enters into an interest rate swap with the bank that sold a Fund the bond. This transforms the fixed coupon of the bond into a LIBOR based floating coupon.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

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Notes to Financial Statements (Cont.)

Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that had exposure to Lehman Brothers Special Financing Inc., have entered into a settlement agreement and those Funds that owed money to Lehman Brothers Special Financing Inc. have paid such amounts pursuant to the terms of the settlement agreement.

6.  BASIS FOR CONSOLIDATION FOR THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as

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Notes to Financial Statements (Cont.)

a wholly owned subsidiary acting as an investment vehicle for the CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CRRS Fund and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the CRRS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of March 31, 2010, net assets of the CRRS Fund were approximately $17 billion, of which approximately $2 billion, or approximately 12.1%, represented the CRRS Fund’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

7.  BASIS FOR CONSOLIDATION FOR THE PIMCO GLOBAL MULTI-ASSET FUND®

The PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated on November 21, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the GMA Subsidiary, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. As of March 31, 2010, net assets of the GMA Fund were approximately $2 billion, of which approximately $28 million, or approximately 1.3%, represented the GMA Fund’s ownership of all issued shares and voting rights of the GMA Subsidiary.

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the All Asset, All Asset All Authority, Fundamental Advantage Total Return Strategy and Fundamental IndexPLUS™ TR Funds. PIMCO pays a fee to Research Affiliates at an annual rate of 0.175%, 0.20%, 0.12% and 0.12%, respectively, based on average daily net assets.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes	Class D	Class P	Class R
All Asset Fund	0.175%	(1)	0.05%	0.05%	0.40%	0.20%	0.15%	0.45%
All Asset All Authority Fund	0.20%		0.05%	N/A	0.40%	0.20%	0.15%	N/A
Fundamental Advantage Total Return Strategy Fund	0.64%		0.25%	N/A	0.40%	0.40%	N/A	N/A
Fundamental IndexPLUS™ TR Fund	0.54%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%		0.30%	N/A	0.45%	0.45%	N/A	N/A
RealEstateRealReturn Strategy Fund	0.49%		0.25%	N/A	0.45%	0.40%	0.35%	N/A
Small Cap StocksPLUS® TR Fund	0.44%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
StocksPLUS® Fund	0.25%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
StocksPLUS® Total Return Fund	0.39%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
StocksPLUS® TR Short Strategy Fund	0.44%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
CommodityRealReturn Strategy Fund®	0.49%		0.25%	0.25%	0.50%	0.50%	0.35%	0.50%
Global Multi-Asset Fund (2)	0.90%		0.05%	N/A	0.40%	0.40%	0.15%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2010, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

146	PIMCO Funds

March 31, 2010

(2)

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Global Multi-Asset Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class P	Class R
Global Multi-Asset Fund	0.52%	—	1.12%	1.87%	1.12%	0.62%	1.37%

Annual Report	March 31, 2010	147

Notes to Financial Statements (Cont.)

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
Global Multi-Asset Fund	$56

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The All Asset Fund, All Asset All Authority Fund and PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the All Asset Fund (the “AA Fund”) and the Global Multi-Asset Fund (the “GMA Fund”) are based upon an allocation of the AA and GMA Funds’ assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the AA and GMA Funds’ assets.

PIMCO has contractually agreed, through July 31, 2010, to reduce the AA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2010 to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the GMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For the period ended March 31, 2010, the GMA Fund waived $2,769,926 and PIMCO recouped $2,943,585 from the AA Fund.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended March 31, 2010, the amount was $66,984.

The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the CRRS Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by Manager. For the period ended March 31, 2010, the amount was $13,097,389.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is

148	PIMCO Funds

March 31, 2010

effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Fundamental Advantage Total Return Strategy Fund	$122,463	$123,771
Fundamental IndexPLUS™ TR Fund	7,533	142,613
International StocksPLUS® TR Strategy Fund (Unhedged)	1,664	5,337
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	961	11,870
RealEstateRealReturn Strategy Fund	0	4,615
Small Cap StocksPLUS® TR Fund	1,368	227,802
StocksPLUS® Fund	4,192	92,223
StocksPLUS® Total Return Fund	3,835	19,458
StocksPLUS® TR Short Strategy Fund	57,802	10,221
CommodityRealReturn Strategy Fund®	53,848	57,098

The All Asset and All Asset All Authority Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the All Asset, All Asset All Authority and Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2010 (amounts in thousands):

All Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$781,031	$12,735	$635,585	$143,320	$393,320	$12,735	$(41,353)
Developing Local Markets Fund	722,375	375,190	728,622	8,107	464,701	8,015	(109,312)
Diversified Income Fund	369,719	27,945	0	5,875	507,297	28,018	0
EM Fundamental IndexPLUS™ TR Strategy Fund	134,738	128,310	0	18,563	275,483	128,310	0
Emerging Local Bond Fund	1,028,914	150,923	1,063,482	28,803	292,371	28,732	(111,438)
Emerging Markets Bond Fund	552,466	35,171	440,865	31,490	227,567	18,994	(56,989)
Floating Income Fund	394,311	27,159	359,087	29,902	143,967	15,296	(42,551)
Foreign Bond Fund (Unhedged)	6,291	270	0	34	8,116	271	0
Fundamental Advantage Total Return Strategy Fund	143,248	2,218,718	1,625	(150,537)	2,275,158	185,940	(294)
Fundamental IndexPLUS™ Fund	15,772	3,247	8,770	(5,280)	15,992	3,247	(10,428)
Fundamental IndexPLUS™ TR Fund	381,863	43,497	396,858	20,197	116,393	43,497	(107,176)
Global Advantage Strategy Bond Fund	0	349,927	0	7,087	357,015	10,172	0
Global Bond Fund (Unhedged)	7,250	0	7,196	0	0	19	(1,613)
High Yield Fund	867,992	71,915	982,763	29,447	106,523	27,539	20,599
Income Fund	205,650	17,748	0	8,484	264,689	17,789	0
International StocksPLUS® TR Strategy Fund (Unhedged)	25,829	11,306	0	(19,107)	47,558	11,306	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	190,303	22,728	154,148	(16,520)	126,510	19,654	(38,608)
Investment Grade Corporate Bond Fund	1,194,700	814,795	1,007,317	160,003	1,257,988	143,321	73,472
Long Duration Total Return Fund	372,674	89,438	12,615	21,312	472,662	34,919	(71)
Long-Term Credit Fund	0	979,965	21,581	58,553	1,016,591	46,907	(345)
Long-Term U.S. Government Fund	6,147	567,551	36,924	(19,855)	516,173	30,844	109
Low Duration Fund	5,469	571,036	220,668	14,201	373,364	7,336	2,942
Real Return Asset Fund	2,325,721	1,406,572	902,893	175,022	3,060,678	138,932	(25,000)
Real Return Fund	9,942	788,589	0	39,051	837,746	27,190	0
RealEstateRealReturn Strategy Fund	111,569	6,936	149,660	17,234	48,758	6,936	(39,064)
Short-Term Fund	5,895	1,040,153	841,959	1,107	212,543	3,914	7,011
Small Cap StocksPLUS® TR Fund	338,684	36,619	310,647	18,494	108,744	36,619	5,857
StocksPLUS® Fund	6,899	271	0	(2,157)	11,822	271	0

Annual Report	March 31, 2010	149

Notes to Financial Statements (Cont.)

All Asset Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
StocksPLUS® Total Return Fund	$28,606	$9,087	$0	$(18,096)	$51,913	$9,087	$0
Total Return Fund	490,869	1,215,044	841,633	34,740	930,438	35,396	35,107
CommodityRealReturn Strategy Fund®	574,672	915,429	1,277,744	84,917	415,411	48,869	(71,263)
Totals	$11,299,599	$11,938,274	$10,402,642	$724,391	$14,937,491	$1,130,075	$(510,408)

All Asset All Authority Fund
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
Convertible Fund	$105,481	$2,223	$96,385	$11,999	$32,160	$1,049	$1,185
Developing Local Markets Fund	85,170	105,750	83,777	2,544	117,379	1,234	(17,392)
Diversified Income Fund	24,398	1,844	0	626	33,477	1,844	0
EM Fundamental IndexPLUS™ TR Strategy Fund	22,087	21,033	0	3,049	45,158	21,033	0
Emerging Local Bond Fund	108,374	73,084	109,399	6,821	88,071	2,757	(14,305)
Emerging Markets Bond Fund	70,508	18,203	42,104	10,935	59,236	3,363	(5,897)
Floating Income Fund	64,402	10,297	53,638	6,480	34,423	2,506	7,579
Foreign Bond Fund (Unhedged)	7,843	337	0	(173)	10,119	337	0
Fundamental Advantage Total Return Strategy Fund	55,497	672,984	11,322	(59,816)	686,334	59,231	(2,164)
Fundamental IndexPLUS™ Fund	529	215	0	(427)	1,060	215	0
Fundamental IndexPLUS™ TR Fund	55,953	6,935	55,517	2,348	14,365	5,368	3,705
Global Advantage Strategy Bond Fund	0	86,421	0	160	86,581	1,990	0
Global Bond Fund (Unhedged)	241	0	239	0	0	1	(49)
High Yield Fund	164,817	18,920	167,513	16,491	54,159	8,594	16,094
Income Fund	41,953	3,621	0	1,377	53,997	3,621	0
Investment Grade Corporate Bond Fund	222,947	124,518	104,366	40,067	286,454	25,375	4,290
Long Duration Total Return Fund	89,117	47,889	5,955	4,546	135,543	9,271	(3)
Long-Term Credit Fund	0	239,738	0	10,160	249,898	8,312	0
Long-Term U.S. Government Fund	4,674	149,443	8,740	(5,565)	139,196	8,173	5
Low Duration Fund	749	51,407	6,748	632	46,170	274	79
Real Return Asset Fund	319,902	340,648	70,873	34,845	621,102	21,553	(2,266)
Real Return Fund	710	192,496	0	7,533	200,675	5,967	0
RealEstateRealReturn Strategy Fund	13,543	9,426	13,867	3,284	16,111	1,226	(1,676)
Short-Term Fund	1	0	0	0	1	0	0
Small Cap StocksPLUS® TR Fund	53,455	1,976	55,901	1,104	5,868	1,976	3,677
StocksPLUS® Fund	735	29	0	(352)	1,259	29	0
StocksPLUS® Total Return Fund	1,163	370	0	(764)	2,111	370	0
StocksPLUS® TR Short Strategy Fund	348	790,690	24,911	(98,042)	662,584	23,568	(5,464)
Total Return Fund	80,125	671,711	81,100	24,544	694,680	17,431	(117)
CommodityRealReturn Strategy Fund®	86,763	283,361	299,989	18,699	102,630	11,787	1,774
Totals	$1,681,485	$3,925,569	$1,292,344	$43,105	$4,480,801	$248,455	$(10,945)

150	PIMCO Funds

March 31, 2010

Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
1-3 Year U.S. Treasury Index Fund	$0	$157,299	$157,206	$0	$0	$178	$(92)
3-7 Year U.S. Treasury Index Fund	0	31,502	0	(128)	31,374	201	0
Emerging Local Bond Fund	4,475	135,131	0	5,794	145,342	1,967	0
Emerging Markets and Infrastructure Bond Fund	0	118,415	0	3,166	121,581	2,017	0
Emerging Markets Bond Fund	6,476	43,577	53,903	0	0	1,448	4,133
Global Advantage Strategy Bond Fund	0	174,471	0	(1,403)	173,068	4,038	0
Global Bond Fund (Unhedged)	12,824	86,484	0	1,228	101,478	3,214	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	22	0	25	0	0	0	6
Investment Grade Corporate Bond Fund	4,442	5,088	10,432	0	0	181	1,003
Real Return Fund	6,953	9,816	17,570	0	0	273	1,187
RealEstateRealReturn Strategy Fund	3,483	4,459	11,281	0	0	0	2,569
Short-Term Floating NAV Portfolio	59,628	1,001,682	893,400	61	167,961	782	(1)
StocksPLUS® Fund	0	325,739	0	37,075	362,814	8,320	0
Total Return Fund	13,516	146,501	30,086	3,686	133,758	3,588	48
CommodityRealReturn Strategy Fund®	19,956	25,957	53,218	0	0	1,102	4,464
Totals	$131,775	$2,266,121	$1,227,121	$49,479	$1,237,376	$27,309	$13,317

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2010 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain (Loss)
Fundamental Advantage Total Return Strategy Fund	$33,711	$1,316,313	$469,800	$(54)	$880,208	$813	$39
Fundamental IndexPLUS™ TR Fund	14,233	635,175	604,400	1	45,005	75	(4)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,103	70,337	54,900	(2)	22,540	37	3
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	21,009	524,874	520,900	1	25,002	75	20
RealEstateRealReturn Strategy Fund	14,011	562,453	561,700	0	14,775	53	12
Small Cap StocksPLUS® TR Fund	238	304,574	254,500	(1)	50,324	74	13
StocksPLUS® Fund	25,014	520,430	334,800	7	210,682	330	32
StocksPLUS® Total Return Fund	14,906	170,078	118,000	2	66,996	78	11
StocksPLUS® TR Short Strategy Fund	5,006	565,908	296,200	(16)	274,725	308	27
CommodityRealReturn Strategy Fund®	2,840	11,679,308	10,651,000	3	1,031,375	1,608	223

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also

Annual Report	March 31, 2010	151

Notes to Financial Statements (Cont.)

result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
All Asset Fund	$0	$0	$11,938,274	$10,402,642
All Asset All Authority Fund	0	0	3,925,569	1,292,344
Fundamental Advantage Total Return Strategy Fund	2,901,713	2,580,114	2,629,198	790,686
Fundamental IndexPLUS™ TR Fund	2,764,377	3,294,471	737,794	897,088
International StocksPLUS® TR Strategy Fund (Unhedged)	216,011	234,637	119,194	101,696
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,496,465	4,833,149	591,258	685,651
RealEstateRealReturn Strategy Fund	1,838,252	2,087,115	598,865	687,927
Small Cap StocksPLUS® TR Fund	1,251,849	1,650,167	359,991	504,189
StocksPLUS® Fund	1,151,080	1,245,438	826,835	493,334
StocksPLUS® Total Return Fund	1,099,870	1,174,690	254,418	209,745
StocksPLUS® TR Short Strategy Fund	1,590,218	1,423,448	1,077,486	569,478
CommodityRealReturn Strategy Fund®	54,332,617	51,783,525	19,858,725	17,135,194
Global Multi-Asset Fund	1,035,490	1,082,064	3,044,760	1,281,911

12.  LINE OF CREDIT

On November 24, 2008, the All Asset All Authority Fund (the “AAAA Fund”) entered into a revolving credit agreement with State Street Bank & Trust Company. Under this agreement, there is a maximum available commitment amount equal to $440 million. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2010 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of March 31, 2010, the AAAA Fund was paying interest at 1.790%. Interest, commitment and facility fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2010 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility and Interest Fees	Outstanding Principal as of 03/31/2010
$285,370	$285,370	$4,831	$184	$440,000

Effective April 1, 2010, the line of credit commitment was increased by $250 million raising the total commitment to $690 million. Subsequently, on April 29, 2010, the commitment amount was further increased by $75 million to a total commitment of $765 million.

152	PIMCO Funds

March 31, 2010

13.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	All Asset Fund				All Asset All Authority Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	37,474	$426,496	41,292	$473,636	58,083	$600,343	57,183	$574,091
Class B	1,701	19,017	2,013	22,989	0	0	0	0
Class C	20,643	234,136	19,829	227,349	34,227	351,892	19,904	197,494
Class R	838	9,632	246	2,618	0	0	0	0
Other Classes	346,658	3,970,950	276,445	3,178,065	197,686	2,055,625	72,368	705,559
Issued as reinvestment of distributions
Class A	5,567	63,402	4,740	50,622	4,157	42,487	2,383	22,306
Class B	693	7,822	591	6,244	0	0	0	0
Class C	4,255	48,011	3,223	33,914	2,032	20,635	974	9,042
Class R	38	439	7	71	0	0	0	0
Other Classes	68,570	784,255	53,849	576,445	10,538	108,155	3,788	35,637
Cost of shares redeemed
Class A	(41,890)	(460,101)	(70,245)	(743,510)	(35,420)	(357,229)	(32,468)	(303,626)
Class B	(4,419)	(49,751)	(7,364)	(78,906)	0	0	0	0
Class C	(19,512)	(216,722)	(35,472)	(368,430)	(7,130)	(72,448)	(8,629)	(80,384)
Class R	(192)	(2,194)	(79)	(819)	0	0	0	0
Other Classes	(288,397)	(3,261,782)	(315,428)	(3,312,979)	(37,165)	(384,055)	(38,832)	(368,685)
Net increase (decrease) resulting from Fund share transactions	132,027	$1,573,610	(26,353)	$67,309	227,008	$2,365,405	76,671	$791,434

	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)				RealEstateRealReturn Strategy Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,233	$11,311	313	$2,515	6,663	$26,920	3,064	$17,343
Class B	93	856	25	227	99	294	466	2,489
Class C	187	1,668	60	487	1,174	4,504	1,269	6,630
Class R	0	0	0	0	0	0	0	0
Other Classes	8,335	77,022	29,359	280,306	11,846	43,744	221,014	994,820
Issued as reinvestment of distributions
Class A	167	1,494	0	0	1,029	4,446	0	0
Class B	72	626	0	0	100	414	0	0
Class C	74	641	0	0	306	1,275	0	0
Class R	0	0	0	0	0	0	0	0
Other Classes	4,460	40,322	19	200	3,663	16,226	0	0
Cost of shares redeemed
Class A	(963)	(8,791)	(665)	(5,529)	(3,099)	(12,352)	(3,621)	(16,622)
Class B	(195)	(1,691)	(513)	(4,305)	(359)	(1,223)	(665)	(2,722)
Class C	(144)	(1,227)	(427)	(3,649)	(778)	(2,810)	(1,518)	(5,697)
Class R	0	0	0	0	0	0	0	0
Other Classes	(24,446)	(208,100)	(17,333)	(129,671)	(64,005)	(215,920)	(216,220)	(639,230)
Net increase (decrease) resulting from Fund share transactions	(11,127)	$(85,869)	10,838	$140,581	(43,361)	$(134,482)	3,789	$357,011

Annual Report	March 31, 2010	153

Notes to Financial Statements (Cont.)

	Fundamental Advantage Total Return Strategy Fund				Fundamental IndexPLUS™ TR Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	3,999	$19,459	142	$1,151	2,740	$19,595	768	$5,870
Class B	0	0	0	0	0	0	0	0
Class C	1,027	4,966	134	916	393	2,510	204	1,743
Class R	0	0	0	0	0	0	0	0
Other Classes	612,953	2,978,008	37,751	370,656	12,525	78,816	139,720	776,631
Issued as reinvestment of distributions
Class A	285	1,305	95	403	732	4,186	19	103
Class B	0	0	0	0	0	0	0	0
Class C	69	317	30	130	327	1,823	11	60
Class R	0	0	0	0	0	0	0	0
Other Classes	68,907	317,282	30,736	131,593	11,696	67,761	1,724	9,471
Cost of shares redeemed
Class A	(1,230)	(6,195)	(62)	(386)	(2,416)	(16,838)	(2,084)	(12,712)
Class B	0	0	0	0	0	0	0	0
Class C	(110)	(550)	(76)	(517)	(239)	(1,528)	(806)	(6,208)
Class R	0	0	0	0	0	0	0	0
Other Classes	(7,538)	(35,807)	(54,340)	(477,592)	(98,510)	(576,214)	(87,238)	(485,327)
Net increase (decrease) resulting from Fund share transactions	678,362	$3,278,785	14,410	$26,354	(72,752)	$(419,889)	52,318	$289,631

	Small Cap StocksPLUS® TR Fund				StocksPLUS® Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	2,296	$17,822	316	$2,322	2,550	$18,655	4,282	$24,259
Class B	0	0	0	0	43	263	82	563
Class C	176	1,254	177	1,208	420	2,901	861	6,386
Class R	0	0	0	0	123	818	62	468
Other Classes	2,119	15,967	198,203	1,407,469	62,648	465,297	12,078	84,503
Issued as reinvestment of distributions
Class A	289	1,861	0	3	165	1,311	600	4,577
Class B	0	0	0	0	20	156	108	819
Class C	46	287	0	0	108	841	471	3,544
Class R	0	0	0	0	6	47	17	136
Other Classes	7,971	51,362	317	2,367	1,802	14,838	2,962	23,399
Cost of shares redeemed
Class A	(1,010)	(8,649)	(187)	(1,198)	(5,342)	(33,915)	(4,171)	(28,449)
Class B	0	0	0	0	(430)	(2,873)	(1,012)	(7,775)
Class C	(116)	(917)	(92)	(639)	(1,259)	(8,611)	(2,685)	(17,491)
Class R	0	0	0	0	(82)	(575)	(141)	(1,226)
Other Classes	(67,395)	(420,470)	(121,516)	(768,707)	(13,747)	(90,881)	(38,869)	(289,339)
Net increase (decrease) resulting from Fund share transactions	(55,624)	$(341,483)	77,218	$642,825	47,025	$368,272	(25,355)	$(195,626)

154	PIMCO Funds

March 31, 2010

International StocksPLUS® TR Strategy Fund (Unhedged)				StocksPLUS® TR Short Strategy Fund				CommodityRealReturn Strategy Fund®
Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,148	$8,069	69	$530	58,829	$304,845	10,328	$87,327	130,029	$978,925	77,957	$853,549
0	0	0	0	0	0	0	0	2,856	20,477	2,171	24,970
143	1,040	15	111	5,905	30,311	2,187	18,674	42,736	318,256	19,488	208,896
0	0	0	0	0	0	0	0	1	10	0	0
3,092	19,206	660	4,939	199,797	1,063,191	36,279	301,763	1,350,292	10,160,095	570,220	5,225,174

181	1,117	4	19	1,990	9,724	2,670	15,936	15,121	118,739	39,078	261,854
0	0	0	0	0	0	0	0	877	6,771	3,572	23,269
37	226	1	2	292	1,408	546	3,218	5,265	40,663	16,111	104,742
0	0	0	0	0	0	0	0	0	0	0	0
2,143	13,339	223	1,225	7,819	39,260	3,104	19,178	115,813	920,041	189,925	1,273,768

(318)	(2,305)	(153)	(1,278)	(33,209)	(166,784)	(10,580)	(97,197)	(77,516)	(579,463)	(90,903)	(1,106,644)
0	0	0	0	0	0	0	0	(4,007)	(29,438)	(5,578)	(67,216)
(81)	(481)	(42)	(318)	(2,644)	(13,513)	(1,433)	(11,992)	(19,408)	(145,367)	(28,840)	(345,097)
0	0	0	0	0	0	0	0	0	0	0	0
(2,270)	(14,942)	(273)	(1,997)	(30,661)	(161,568)	(51,439)	(489,783)	(547,725)	(4,225,934)	(437,166)	(4,660,357)

4,075	$25,269	504	$3,233	208,118	$1,106,874	(8,338)	$(152,876)	1,014,334	$7,583,775	356,035	$1,796,908

StocksPLUS® Total Return Fund				Global Multi-Asset Fund
Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Period from 10/29/2008 to 03/31/2009
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,841	$26,848	1,051	$6,230	49,204	$533,797	4,815	$45,275
61	415	103	750	0	0	0	0
233	1,560	308	2,182	29,271	318,691	1,888	17,740
0	0	0	0	81	897	16	156
1,857	12,648	4,314	34,630	99,122	1,085,925	23,357	221,824

401	2,675	183	1,119	1,621	17,907	29	276
184	1,190	90	541	0	0	0	0
212	1,372	104	618	739	8,116	13	120
0	0	0	0	3	27	0	0
4,409	29,437	1,881	11,645	4,037	44,690	432	4,127

(1,438)	(9,418)	(1,303)	(8,979)	(6,105)	(65,621)	(361)	(3,523)
(507)	(3,361)	(656)	(4,694)	0	0	0	0
(487)	(3,193)	(825)	(5,929)	(1,770)	(19,346)	(71)	(637)
0	0	0	0	(2)	(26)	0	0
(4,267)	(32,031)	(3,222)	(22,514)	(14,939)	(163,969)	(1,401)	(12,997)

4,499	$28,142	2,028	$15,599	161,262	$1,761,088	28,717	$272,361

Annual Report	March 31, 2010	155

Notes to Financial Statements (Cont.)

14.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. On July 15, 2009 the plaintiffs filed their appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

15. FEDERAL	INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CRRS and GMA Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS and GMA Funds in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS and GMA Funds in which the IRS specifically concluded that income derived from the CRRS and GMA Funds’ investment in the CRRS and GMA Subsidiaries, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS and GMA Fund. Based on such rulings, the CRRS and GMA Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the CRRS Subsidiary’s and GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS and GMA Funds as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s and GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s and GMA Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s and GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS and GMA Funds as income for Federal income tax purposes.

156	PIMCO Funds

March 31, 2010

To the extent the All Asset, All Asset All Authority and Global Multi-Asset Funds invest in the CRRS and GMA Fund, an Underlying PIMCO Fund, the All Asset, All Asset All Authority and Global Multi-Asset Funds may be subject to additional tax risk.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
All Asset Fund	$59,858	$0	$461,736	$0	$(2,168,716)	$0
All Asset All Authority Fund	6,970	0	(23,732)	0	(49,363)	0
Fundamental Advantage Total Return Strategy Fund	189,159	0	29,916	(1,950)	(137,568)	(208,374)
Fundamental IndexPLUS™ TR Fund	66,701	0	1,002	(435)	(31,041)	0
Global Multi-Asset Fund	0	0	90,406	(559)	0	(3,282)
International StocksPLUS® TR Strategy Fund (Unhedged)	7,169	0	1,000	(45)	(361)	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	49,857	0	(7,124)	(437)	(7,426)	0
RealEstateRealReturn Strategy Fund	117,908	0	(8,515)	(26)	(114,641)	(2,663)
Small Cap StocksPLUS® TR Fund	6,653	0	4,051	(77)	(170,497)	0
StocksPLUS® Fund	82,805	0	(10,814)	(1,860)	(341,509)	0
StocksPLUS® Total Return Fund	6,974	0	796	(360)	(112,915)	0
StocksPLUS® TR Short Strategy Fund	8,214	0	15,087	(859)	(124,689)	(49,712)
CommodityRealReturn Strategy Fund®	1,436,946	0	118,742	(14,862)	(567,425)	0

(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018 (5)
All Asset Fund	$0	$0	$0	$0	$158,627	$0	$398,706	$1,611,383
All Asset All Authority Fund	0	0	0	0	0	0	0	49,363
Fundamental Advantage Total Return Strategy Fund	0	0	0	0	0	0	0	137,568
Fundamental IndexPLUS™ TR Fund	0	0	0	0	0	0	0	31,041
International StocksPLUS® TR Strategy Fund (Unhedged)	0	0	0	0	0	0	0	361
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0	0	7,426
RealEstateRealReturn Strategy Fund	0	0	0	0	8,747	0	10,381	95,513
Small Cap StocksPLUS® TR Fund	0	0	0	0	0	0	111,398	59,099
StocksPLUS® Fund	41,082	0	0	0	0	0	269,689	30,738
StocksPLUS® Total Return Fund	0	0	0	0	0	0	100,751	12,164
StocksPLUS® TR Short Strategy Fund	0	0	0	0	0	0	0	124,689
CommodityRealReturn Strategy Fund®	0	0	0	0	0	0	0	567,425

(5)

Portion of amount for RealEstateRealReturn Strategy Fund, StocksPLUS® Fund, and StocksPLUS® TR Short Strategy Fund, represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

Annual Report	March 31, 2010	157

Notes to Financial Statements (Cont.)

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
All Asset Fund	$14,475,754	$693,288	$(231,551)	$461,737
All Asset All Authority Fund	4,512,749	141,407	(165,139)	(23,732)
Fundamental Advantage Total Return Strategy Fund	3,331,931	31,863	(13,503)	18,360
Fundamental IndexPLUS™ TR Fund	269,070	8,137	(9,097)	(960)
Global Multi-Asset Fund	2,026,015	100,693	(14,741)	85,952
International StocksPLUS® TR Strategy Fund (Unhedged)	80,446	2,319	(1,606)	713
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	266,104	6,783	(14,556)	(7,773)
RealEstateRealReturn Strategy Fund	217,741	2,479	(11,079)	(8,600)
Small Cap StocksPLUS® TR Fund	176,139	4,056	(1,718)	2,338
StocksPLUS® Fund	787,373	8,088	(20,684)	(12,596)
StocksPLUS® Total Return Fund	226,581	6,378	(6,962)	(584)
StocksPLUS® TR Short Strategy Fund	1,005,683	16,034	(6,828)	9,206
CommodityRealReturn Strategy Fund®	18,169,451	195,318	(117,598)	77,720

(6)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, passive foreign invesment companies, contingent payment debt instruments, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010			March 31, 2009
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
All Asset Fund	$1,035,856	$0	$0	$754,365	$0	$0
All Asset All Authority Fund	222,176	0	0	70,160	16,426	0
Fundamental Advantage Total Return Strategy Fund	277,447	42,089	0	991	131,135	0
Fundamental IndexPLUS™ TR Fund	97,206	0	0	0	5,812	4,246
Global Multi-Asset Fund	74,421	10,324	0	4,926	0	0
International StocksPLUS® TR Strategy Fund (Unhedged)	16,520	0	0	0	465	974
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	38,706	6,191	0	0	200	0
RealEstateRealReturn Strategy Fund	23,625	0	0	0	0	0
Small Cap StocksPLUS® TR Fund	53,795	0	0	626	0	1,745
StocksPLUS® Fund	17,937	0	0	36,588	0	176
StocksPLUS® Total Return Fund	35,981	0	0	12,942	0	1,541
StocksPLUS® TR Short Strategy Fund	38,471	13,118	0	5,467	44,451	0
CommodityRealReturn Strategy Fund®	1,111,996	189,872	0	1,750,213	199,841	0

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

158	PIMCO Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class B, Class C, and Class R Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Class A, Class B, Class C, and Class R shares present fairly, in all material respects, the financial position of the All Asset Fund, All Asset All Authority Fund, CommodityRealReturnStrategy Fund®, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ TR Fund, Global Multi-Asset Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy Fund (Unhedged), RealEstateRealReturn Strategy Fund, Small Cap StocksPLUS® TR Fund, StocksPLUS® Fund, StocksPLUS® Total Return Fund, and StocksPLUS® TR Short Strategy Fund, thirteen of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cash flows for the CommodityRealReturnStrategy Fund®, Fundamental IndexPLUS™ TR Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), RealEstateRealReturnStrategy Fund, Small Cap StocksPLUS® TR Fund, and StocksPLUS® Total Return Fund for the year then ended and the financial highlights of the Funds for the Class A, Class B, Class C, and Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for the CommodityRealReturn Strategy Fund® and the Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, transfer agent and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

Annual Report	March 31, 2010	159

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	DJUBS	Dow Jones-UBS Commodity Index	ENHGD84T	Dow Jones-AIG E84 Total Return
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	GSCI	Goldman Sachs Commodity Index
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	GSED19TR	Goldman Sachs Enhanced Strategies E19 Total Return
BXCS1469	Commodity Strategy 1469 Copper 3 Month Deferred Total Return	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	LPP2TR	Pure Beta Plus II Total Return Index Value
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CDX.HY	Credit Derivatives Index - High Yield	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	MOTT3002	Modified Dow Jones-UBS Commodity IndexSM Total Return
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	SPGCCNTR	S&P GSCI Corn Index
CSD0TR	Credit Suisse Commodities Benchmark Composite Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	EAFE	Europe, Australasia, and Far East Stock Index	SPGCWHP	S&P GSCI Wheat Index
DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	eRAFI	enhanced Research Affiliates Fundamental Index	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	JSC	Joint Stock Company	SPDR	Standard & Poor’s Depository Receipts
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation

160	PIMCO Funds

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
All Asset Fund	1.46%	1.46%	$731,697	$0
All Asset All Authority Fund	0.82%	0.82%	166,431	0
Fundamental Advantage Total Return Strategy Fund	0.05%	0.05%	22,740	0
Fundamental IndexPLUS™ TR Fund	0.53%	0.53%	15,525	0
Global Multi-Asset Fund	0.46%	0.46%	29,323	10,642
International StocksPLUS® TR Strategy Fund (Unhedged)	0.00%	0.00%	1,849	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	13,014	0
RealEstateRealReturn Strategy Fund	0.10%	0.10%	8,869	0
Small Cap StocksPLUS® TR Fund	0.03%	0.03%	6,642	0
StocksPLUS® Fund	4.27%	4.27%	8,135	0
StocksPLUS® Total Return Fund	0.57%	0.57%	6,918	0
StocksPLUS® TR Short Strategy Fund	0.79%	0.79%	8,225	27,080
CommodityRealReturn Strategy Fund®	0.06%	0.06%	410,745	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Annual Report	March 31, 2010	161

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

162	PIMCO Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

Annual Report	March 31, 2010	163

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

164	PIMCO Funds

PIMCO Funds

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105 - 4800

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266 - 8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements information directly from Allianz Global Investors, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors has more than $1 trillion in assets under management for our clients worldwide.* Our investment managers offer their own distinctive philosophy and culture, and provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 12/31/09.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2010. For information about any product, contact your financial advisor.        AZ692AR_033110

Share Classes	Institutional ■ P ■ Administrative ■ D

Annual Report March 31, 2010

Municipal Bond Funds

California Intermediate Municipal Bond Fund

California Short Duration Municipal Income Fund

High Yield Municipal Bond Fund

Municipal Bond Fund

MuniGO Fund

New York Municipal Bond Fund

Short Duration Municipal Income Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		13
Financial Highlights		16
Statements of Assets and Liabilities		22
Statements of Operations		23
Statements of Changes in Net Assets		24
Notes to Financial Statements		59
Report of Independent Registered Public Accounting Firm		69
Glossary		70
Federal Income Tax Information		71
Management of the Trust		72
Privacy Policy		74

FUND	Fund Summary	Schedule of Investments

California Intermediate Municipal Bond Fund	6	26
California Short Duration Municipal Income Fund	7	29
High Yield Municipal Bond Fund	8	34
Municipal Bond Fund	9	41
MuniGO Fund	10	47
New York Municipal Bond Fund	11	49
Short Duration Municipal Income Fund	12	53

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, (800) 927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

■

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

■

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset- Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

2	PIMCO Funds	Municipal Bond Funds

■

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

■

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Shareholders of a municipal bond fund will, at times, incur a tax liability, as income from these funds may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class and Class D shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class P, Administrative Class and Class D shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D shares, respectively. The Class P shares of the following Funds were first offered in (month/year): California Intermediate Municipal Bond Fund (4/08), High Yield Municipal Bond Fund (4/08), Municipal Bond Fund (4/08), Short Duration Municipal Income Fund (4/08), California Short Duration Municipal Income Fund (5/08), and MuniGO Fund (7/09). The Administrative Class shares of the following Funds were first offered in (month/year): Municipal Bond Fund (9/98) and Short Duration Municipal Income Fund (10/02). The Class D shares were first offered in (month/year): Municipal Bond Fund (4/98), California Intermediate Municipal Bond Fund (1/00), California Short Duration Municipal Income Fund (1/00), New York Municipal Bond Fund (1/00), Short Duration Municipal Income Fund (1/00), High Yield Municipal Bond Fund (7/06), and MuniGO Fund (7/09). All other Funds in this Annual Report do not currently offer Class P, Administrative Class and Class D shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds	Municipal Bond Funds

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2009 to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class D - PCIDX
Class P - PCIPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	93.2%
Puerto Rico	3.8%
Corporate Bonds & Notes	1.3%
Virgin Islands	1.2%
Other	0.5%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	12.12%	2.99%	4.07%	4.15%
PIMCO California Intermediate Municipal Bond Fund Class P	12.01%	2.89%	3.99%	4.06%
PIMCO California Intermediate Municipal Bond Fund Class D	11.76%	2.62%	3.70%	3.77%
Barclays Capital California Intermediate Municipal Bond Index	7.45%	4.77%	5.28%	5.23%
Lipper California Intermediate Municipal Debt Funds Average	7.98%	3.44%	4.26%	4.33%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.445% for the Institutional Class shares, 0.545% for the Class P shares, and 0.775% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,011.15	$1,010.66	$1,009.51	$1,022.69	$1,022.19	$1,021.04
Expenses Paid During Period†	$2.26	$2.76	$3.91	$2.27	$2.77	$3.93

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.445% for Institutional Class, 0.545% for Class P, and 0.775% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high-current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as California municipal yields moved lower over the period.

»	Yield-curve positioning within the portfolio detracted from returns as the yield curve steepened over the period.

»	Exposure to the healthcare and special tax sectors benefited performance, while exposure to general obligation issues and leasing revenue issues detracted from returns as they underperformed.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 3.15%. The yield was 5.41% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective California state tax rate of 6.86%, or 3.54% assuming a federal tax rate of 10.00% and an effective California state tax rate of 1.125%. Your tax adjusted yield may differ depending on your tax bracket.

6	PIMCO Funds	Municipal Bond Funds

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class D - PCDDX
Class P - PCDPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	96.9%
Puerto Rico	1.5%
Corporate Bonds & Notes	0.6%
Short-Term Instruments	0.5%
Other	0.5%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	3.46%	3.32%
PIMCO California Short Duration Municipal Income Fund Class P	3.36%	3.22%
PIMCO California Short Duration Municipal Income Fund Class D	3.05%	2.91%
Barclays Capital California 1 Year Municipal Bond Index	2.63%	3.82%
Lipper California Short/Intermediate Municipal Debt Funds Average	6.12%	3.07%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.33% for the Institutional Class shares, 0.43% for the Class P shares, and 0.73% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,007.35	$1,006.85	$1,005.34	$1,023.29	$1,022.79	$1,021.29
Expenses Paid During Period†	$1.65	$2.15	$3.65	$1.66	$2.17	$3.68

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.33% for Institutional Class, 0.43% for Class P, and 0.73% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as California municipal yields moved lower over the period.

»	Exposure to longer maturities benefited performance as longer maturities outperformed over the period.

»	Exposure to the healthcare sector benefited performance, while exposure to pre-refunded municipal issues detracted from returns for the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 1.01%. The yield was 1.73% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective California state tax rate of 6.86%, or 1.13% assuming a federal tax rate of 10.00% and an effective California state tax rate of 1.125%. Your tax adjusted yield may differ depending on your tax bracket.

Annual Report	March 31, 2010	7

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class D - PYMDX
Class P - PYMPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Texas	10.6%
New York	7.8%
Illinois	6.9%
California	6.8%
Florida	5.7%
Pennsylvania	5.4%
Colorado	5.1%
Other	51.7%
‡	% of Total Investments as of 03/31/10.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	26.44%	-0.18%
PIMCO High Yield Municipal Bond Fund Class P	26.31%	-0.28%
PIMCO High Yield Municipal Bond Fund Class D	26.13%	-0.48%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	20.61%	2.51%
Lipper High Yield Municipal Debt Funds Average	25.75%	0.37%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.55% for the Institutional Class shares, 0.65% for the Class P shares, and 0.85% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,023.49	$1,022.97	$1,022.18	$1,022.24	$1,021.74	$1,020.99
Expenses Paid During Period†	$2.72	$3.23	$3.98	$2.72	$3.23	$3.98

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.54% for Institutional Class, 0.64% for Class P, and 0.79% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks high-current income exempt from federal income tax with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as municipal yields moved lower over the period.

»	Yield-curve positioning added to performance as the yield curve flattened over the period.

»	The Fund’s exposure to higher-quality municipal bonds detracted from returns as lower-quality municipal bonds outperformed higher-quality municipal bonds over the period.

»

Exposure to the corporate-backed sector added to returns, while exposure to general obligation issues and a small allocation to pre-refunded municipal bonds detracted from performance as these sectors underperformed over the period.

»	Exposure to the tobacco sector benefited returns as the sector had strong positive performance for the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 4.94%. The yield was 7.60% on a fully tax adjusted basis assuming a federal tax rate of 35.0%, or 5.49% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

8	PIMCO Funds	Municipal Bond Funds

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class D - PMBDX
Administrative Class - PMNAX	Class P - PMUPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	16.8%
Texas	13.8%
Illinois	8.3%
New York	7.4%
Other	53.7%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	18.28%	1.72%	4.00%	3.66%
PIMCO Municipal Bond Fund Class P	18.16%	1.58%	3.86%	3.53%
PIMCO Municipal Bond Fund Administrative Class	17.99%	1.47%	3.75%	3.41%
PIMCO Municipal Bond Fund Class D	17.92%	1.38%	3.65%	3.31%
Barclays Capital Municipal Bond Index	9.69%	4.58%	5.58%	5.14%
Lipper General Municipal Debt Funds Average	12.86%	3.18%	4.45%	3.93%

All	Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.44% for the Institutional Class shares, 0.54% for the Class P shares, 0.69% for the Administrative Class shares, and 0.75% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,008.00	$1,007.51	$1,006.75	$1,006.45	$1,022.74	$1,022.24	$1,021.49	$1,021.19
Expenses Paid During Period†	$2.20	$2.70	$3.45	$3.75	$2.22	$2.72	$3.48	$3.78

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.44% for Institutional Class, 0.54% for Class P, 0.69% for Administrative Class, and 0.75% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as municipal bond yields moved lower over the period.

»	Yield curve-positioning benefited performance as the yield curve flattened over the period.

»	Exposure to the tobacco sector benefited returns as the sector had strong positive performance for the period.

»

Exposure to both the hospital and corporate-backed sectors added to returns, while exposure to general obligation issues and education issues detracted from performance as these sectors underperformed for the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 3.95%. The yield was 6.08% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 4.39% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

Annual Report	March 31, 2010	9

PIMCO MuniGO Fund

Institutional Class - PMGOX	Class D - APNDX
Class P - PMPOX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P shares is $5,000,000.

The minimum initial investment amount for Class D shares is $1,000.

Allocation Breakdown‡

California	16.3%
Texas	15.5%
Ohio	8.9%
Georgia	5.9%
Pennsylvania	5.1%
Other	48.3%
‡	% of Total Investments as of 03/31/10

Cumulative Total Return for the period ended March 31, 2010
	Fund Inception (07/01/09)
PIMCO MuniGO Fund Institutional Class	4.00%
PIMCO MuniGO Fund Class P	2.94%
PIMCO MuniGO Fund Class D	3.74%
Barclays Capital Municipal GO Bond Index	6.53%	*
Lipper General Municipal Debt Funds Average	8.78%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 06/30/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.49% for the Institutional Class shares, 0.59% for the Class P shares, and 0.84% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$988.11	$987.64	$986.38	$1,022.94	$1,022.44	$1,021.19
Expenses Paid During Period†	$1.98	$2.48	$3.71	$2.02	$2.52	$3.78

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.40% for Institutional Class, 0.50% for Class P, and 0.75% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO MuniGO Fund seeks income exempt from federal income tax consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index for a majority of the period, which detracted from performance as municipal yields moved lower across most of the yield curve.

»	Yield-curve positioning detracted from performance as the yield curve flattened over the period.

»

An emphasis on general obligation municipal bonds versus pre-refunded municipal bonds benefited performance as general obligation municipal bonds outperformed pre-refunded municipal bonds during the period.

»

An overweight to municipal bonds issued by Texas and South Carolina benefited performance, while an overweight to municipal bonds issued by Ohio and Arizona detracted from performance as they underperformed during the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 2.62%. The yield was 4.03% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 2.91% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

10	PIMCO Funds	Municipal Bond Funds

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX
Class D - PNYDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

New York	92.6%
Puerto Rico	4.2%
California	1.2%
Short-Term Instruments	0.6%
Other	1.4%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	10.75%	4.01%	5.57%	5.45%
PIMCO New York Municipal Bond Fund Class D	10.38%	3.64%	5.20%	5.07%
Barclays Capital New York Insured Municipal Bond Index	8.98%	4.57%	5.79%	5.69%
Lipper New York Municipal Debt Funds Average	13.92%	3.57%	4.74%	4.56%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Class D prospectus dated 10/01/09, as supplemented to date, is 0.445% for the Institutional Class shares and 0.775% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Class D	Institutional Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,001.11	$999.48	$1,022.69	$1,021.04
Expenses Paid During Period†	$2.25	$3.89	$2.27	$3.93

† Expenses are equal to the net annualized expense ratio of 0.445% for Institutional Class and 0.775% for Class D multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO New York Municipal Bond Fund seeks high-current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as New York municipal yields moved lower over the period.

»	Yield-curve positioning with longer maturity exposure added to performance as the yield curve flattened over the period.

»	Exposure to the special tax and corporate-backed sectors benefited performance while exposure to the water and sewer related municipal sector detracted from returns.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 3.06%. The yield was 5.17% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective New York state tax rate of 5.83%, or 5.38% for a New York City resident assuming an effective tax rate of 8.20%. The yield was 3.54% on a fully tax adjusted basis assuming a federal tax rate of 10.00% and an effective New York state tax rate of 3.60%, or 3.65% for a New York City resident assuming an effective tax rate of 6.22%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Annual Report	March 31, 2010	11

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class D - PSDDX
Administrative Class - PSDMX	Class P - PSDPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

California	22.5%
New York	9.7%
Massachusetts	7.1%
Texas	5.9%
Illinois	5.4%
Florida	5.2%
Other	44.2%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	6.29%	0.30%	1.72%	1.84%
PIMCO Short Duration Municipal Income Fund Class P	6.19%	0.17%	1.60%	1.71%
PIMCO Short Duration Municipal Income Fund Administrative Class	6.02%	0.06%	1.48%	1.59%
PIMCO Short Duration Municipal Income Fund Class D	5.86%	-0.08%	1.32%	1.43%
Barclays Capital 1 Year Municipal Bond Index	2.41%	3.49%	3.39%	3.40%
Lipper Short Municipal Debt Funds Average	3.64%	2.70%	3.07%	3.10%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.33% for the Institutional Class shares, 0.43% for the Class P shares, 0.58% for the Administrative Class shares, and 0.73% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,014.19	$1,013.65	$1,012.92	$1,012.16	$1,023.29	$1,022.79	$1,022.04	$1,021.29
Expenses Paid During Period†	$1.66	$2.16	$2.91	$3.66	$1.66	$2.17	$2.92	$3.68

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.33% for Institutional Class, 0.43% for Class P, 0.58% for Administrative Class, and 0.73% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short Duration Municipal Income Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as municipal yields moved lower over the period.

»	Yield-curve positioning added to performance as the yield curve flattened over the period.

»	Exposure to the tobacco sector benefited returns as the sector had positive performance for the period.

»

Exposure to both the special tax and corporate-backed sectors added to returns, while exposure to general obligation issues and a small allocation to pre-refunded municipals detracted from performance as these sectors underperformed for the period.

»

The Fund’s Institutional Class 30-day SEC yield after fees at March 31, 2010 was 1.08%. The yield was 1.66% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 1.20% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

12	PIMCO Funds	Municipal Bond Funds

Benchmark Descriptions

Index	Description

60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital 1 Year Municipal Bond Index	Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays Capital California 1 Year Municipal Bond Index	Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays Capital California Intermediate Municipal Bond Index	Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal GO Bond Index	The Barclays Capital Municipal GO Bond Index is the general obligation component of the Barclays Capital Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital New York Insured Municipal Bond Index	Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	13

Benchmark Descriptions (Cont.)

Index	Description

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

14	PIMCO Funds	Municipal Bond Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2010	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

California Intermediate Municipal Bond Fund
Institutional Class
03/31/2010	$8.72	$0.37	$0.67	$1.04	$(0.37)	$0.00
03/31/2009	9.47	0.39	(0.73)	(0.34)	(0.41)	0.00
03/31/2008	9.93	0.41	(0.47)	(0.06)	(0.40)	0.00
03/31/2007	9.83	0.40	0.10	0.50	(0.40)	0.00
03/31/2006	9.96	0.39	(0.13)	0.26	(0.39)	0.00
Class P
03/31/2010	8.72	0.36	0.67	1.03	(0.36)	0.00
04/30/2008 - 03/31/2009	9.50	0.36	(0.77)	(0.41)	(0.37)	0.00
Class D
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00

California Short Duration Municipal Income Fund
Institutional Class
03/31/2010	$9.99	$0.20	$0.14	$0.34	$(0.20)	$0.00
03/31/2009	9.99	0.28	0.02	0.30	(0.30)	0.00
03/31/2008	10.04	0.35	(0.05)	0.30	(0.35)	0.00
08/31/2006 - 03/31/2007	10.00	0.19	0.04	0.23	(0.19)	0.00
Class P
03/31/2010	9.99	0.17	0.16	0.33	(0.19)	0.00
05/30/2008 - 03/31/2009	9.99	0.21	0.03	0.24	(0.24)	0.00
Class D
03/31/2010	9.99	0.16	0.14	0.30	(0.16)	0.00
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00
03/31/2008	10.04	0.29	(0.03)	0.26	(0.31)	0.00
08/31/2006 - 03/31/2007	10.00	0.17	0.04	0.21	(0.17)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.02% to 0.18%.

16	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.37)	$9.39	12.12%	$46,641	0.44	5%	0.44	5%	0.44	5%	0.44	5%	4.06%		47%
(0.41)	8.72	(3.67)	65,751	0.44	5	0.44	5	0.44	5	0.44	5	4.34		72
(0.40)	9.47	(0.60)	106,867	0.44	5	0.44	5	0.44	5	0.44	5	4.24		37
(0.40)	9.93	5.14	101,792	0.44	5	0.44	5	0.44	5	0.44	5	4.01		59
(0.39)	9.83	2.65	93,639	0.56	(b)	0.56	(b)	0.46	(b)	0.46	(b)	3.93		131

(0.36)	9.39	12.01	1,562	0.54	5	0.54	5	0.54	5	0.54	5	3.86		47
(0.37)	8.72	(4.40)	9	0.54	5*	0.54	5*	0.54	5*	0.54	5*	4.37	*	72

(0.34)	9.39	11.76	5,096	0.77	5	0.77	5	0.77	5	0.77	5	3.69		47
(0.38)	8.72	(3.99)	2,958	0.77	5	0.77	5	0.77	5	0.77	5	4.05		72
(0.37)	9.47	(0.95)	1,961	0.79	5(c)	0.79	5(c)	0.79	5(c)	0.79	5(c)	3.87		37
(0.36)	9.93	4.74	2,358	0.82	5	0.82	5	0.82	5	0.82	5	3.63		59
(0.35)	9.83	2.26	2,402	0.94	(b)	0.94	(b)	0.84	(b)	0.84	(b)	3.57		131

$(0.20)	$10.13	3.46%	$106,163	0.33	%(d)	0.33	%(d)	0.33	%(d)	0.33	%(d)	1.98%		59%
(0.30)	9.99	3.03	88,779	0.35		0.35		0.35		0.35		2.81		173
(0.35)	9.99	3.05	10,825	0.35		0.35		0.35		0.35		3.45		92
(0.19)	10.04	2.33	2,884	0.35	*	1.80	*	0.35	*	1.80	*	3.29	*	83

(0.19)	10.13	3.36	24,454	0.44	(d)	0.44	(d)	0.44	(d)	0.44	(d)	1.64		59
(0.24)	9.99	2.48	3,978	0.45	*	0.45	*	0.45	*	0.45	*	2.58	*	173

(0.16)	10.13	3.05	8,608	0.74	(d)	0.74	(d)	0.74	(d)	0.74	(d)	1.54		59
(0.26)	9.99	2.62	4,812	0.75		0.75		0.75		0.75		2.40		173
(0.31)	9.99	2.60	871	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	2.88		92
(0.17)	10.04	2.12	10	0.70	*	2.21	*	0.70	*	2.21	*	2.92	*	83

Annual Report	March 31, 2010	17

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

High Yield Municipal Bond Fund
Institutional Class
03/31/2010	$6.76	$0.44	$1.31	$1.75	$(0.44)	$0.00
03/31/2009	9.03	0.51	(2.27)	(1.76)	(0.51)	0.00
03/31/2008	10.63	0.50	(1.61)	(1.11)	(0.49)	0.00
07/31/2006 - 03/31/2007	10.00	0.35	0.63	0.98	(0.34)	(0.01)
Class P
03/31/2010	6.76	0.42	1.32	1.74	(0.43)	0.00
04/30/2008 - 03/31/2009	9.15	0.46	(2.38)	(1.92)	(0.47)	0.00
Class D
03/31/2010	6.76	0.41	1.32	1.73	(0.42)	0.00
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00
07/31/2006 - 03/31/2007	10.00	0.31	0.64	0.95	(0.31)	(0.01)

Municipal Bond Fund
Institutional Class
03/31/2010	$7.85	$0.38	$1.04	$1.42	$(0.38)	$0.00
03/31/2009	9.67	0.43	(1.81)	(1.38)	(0.44)	0.00
03/31/2008	10.31	0.43	(0.63)	(0.20)	(0.44)	0.00
03/31/2007	10.18	0.42	0.13	0.55	(0.42)	0.00
03/31/2006	10.14	0.41	0.02	0.43	(0.39)	0.00
Class P
03/31/2010	7.85	0.36	1.05	1.41	(0.37)	0.00
04/30/2008 - 03/31/2009	9.81	0.39	(1.95)	(1.56)	(0.40)	0.00
Administrative Class
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00
03/31/2009	9.67	0.41	(1.81)	(1.40)	(0.42)	0.00
03/31/2008	10.31	0.41	(0.64)	(0.23)	(0.41)	0.00
03/31/2007	10.18	0.39	0.14	0.53	(0.40)	0.00
03/31/2006	10.14	0.38	0.03	0.41	(0.37)	0.00
Class D
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00
03/31/2009	9.67	0.41	(1.82)	(1.41)	(0.41)	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00

MuniGO Fund
Institutional Class
07/01/2009 - 03/31/2010	$10.00	$0.21	$0.19	$0.40	$(0.20)	$0.00
Class P
07/31/2009 - 03/31/2010	10.09	0.19	0.11	0.30	(0.19)	0.00
Class D
07/01/2009 - 03/31/2010	10.00	0.18	0.19	0.37	(0.17)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(e)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.025% to 0.20%.

18	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.44)	$8.07	26.44%	$80,986	0.54%		0.55%		0.54%		0.55%		5.73%		76%
(0.51)	6.76	(20.02)	70,598	0.54		0.55		0.54		0.55		6.29		140
(0.49)	9.03	(10.67)	118,066	0.54		0.55		0.54		0.55		5.06		160
(0.35)	10.63	9.95	18,906	0.55	*	1.10	*	0.55	*	1.10	*	4.94	*	94

(0.43)	8.07	26.31	3,134	0.64		0.65		0.64		0.65		5.40		76
(0.47)	6.76	(21.48)	8	0.64	*	0.65	*	0.64	*	0.65	*	6.38	*	140

(0.42)	8.07	26.13	27,561	0.79		0.85		0.79		0.85		5.35		76
(0.49)	6.76	(20.22)	11,834	0.79		0.85		0.79		0.85		6.09		140
(0.47)	9.03	(10.94)	7,605	0.84	(c)	0.90	(c)	0.84	(c)	0.90	(c)	4.65		160
(0.32)	10.63	9.61	3,426	0.95	*	1.59	*	0.95	*	1.59	*	4.42	*	94

$(0.38)	$8.89	18.28%	$200,010	0.45	%(e)	0.45	%(e)	0.45	%(e)	0.45	%(e)	4.42%		51%
(0.44)	7.85	(14.59)	276,813	0.46	5	0.46	5	0.46	5	0.46	5	4.85		100
(0.44)	9.67	(2.04)	335,883	0.54	5	0.54	5	0.46	5	0.46	5	4.31		64
(0.42)	10.31	5.49	223,321	0.52	5	0.52	5	0.46	5	0.46	5	4.05		76
(0.39)	10.18	4.31	198,755	0.71	(b)	0.71	(b)	0.48	(b)	0.48	(b)	4.03		63

(0.37)	8.89	18.16	2,191	0.55	(e)	0.55	(e)	0.55	(e)	0.55	(e)	4.17		51
(0.40)	7.85	(16.19)	8	0.56	6*	0.56	6*	0.56	6*	0.56	6*	4.83	*	100

(0.35)	8.89	17.99	934	0.70	(e)	0.70	(e)	0.70	(e)	0.70	(e)	4.11		51
(0.42)	7.85	(14.81)	791	0.71	5	0.71	5	0.71	5	0.71	5	4.62		100
(0.41)	9.67	(2.28)	757	0.79	5	0.79	5	0.71	5	0.71	5	4.05		64
(0.40)	10.31	5.25	819	0.78	5	0.78	5	0.71	5	0.71	5	3.81		76
(0.37)	10.18	4.05	1,127	0.96	(b)	0.96	(b)	0.73	(b)	0.73	(b)	3.77		63

(0.35)	8.89	17.92	18,255	0.76	(e)	0.76	(e)	0.76	(e)	0.76	(e)	4.12		51
(0.41)	7.85	(14.86)	19,516	0.77	5	0.77	5	0.77	5	0.77	5	4.49		100
(0.40)	9.67	(2.37)	44,413	0.88	5(d)	0.88	5(d)	0.80	5(d)	0.80	5(d)	3.96		64
(0.38)	10.31	5.12	45,707	0.88	5	0.88	5	0.82	5	0.82	5	3.69		76
(0.35)	10.18	3.94	36,022	1.07	(b)	1.07	(b)	0.84	(b)	0.84	(b)	3.64		63

$(0.20)	$10.20	4.00%	$24,633	0.40	%*	0.72	%*	0.40	%*	0.72	%*	2.74	%*	98%

(0.19)	10.20	2.94	10	0.50	*	0.82	*	0.50	*	0.82	*	2.74	*	98

(0.17)	10.20	3.74	1,482	0.75	*	1.11	*	0.75	*	1.11	*	2.42	*	98

Annual Report	March 31, 2010	19

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

New York Municipal Bond Fund
Institutional Class
03/31/2010	$10.13	$0.41	$0.66	$1.07	$(0.41)	$0.00
03/31/2009	10.68	0.40	(0.51)	(0.11)	(0.42)	(0.02)
03/31/2008	10.88	0.41	(0.19)	0.22	(0.40)	(0.02)
03/31/2007	10.76	0.42	0.13	0.55	(0.41)	(0.02)
03/31/2006	10.77	0.37	0.00	0.37	(0.37)	(0.01)
Class D
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)

Short Duration Municipal Income Fund
Institutional Class
03/31/2010	$8.20	$0.16	$0.35	$0.51	$(0.16)	$0.00
03/31/2009	9.54	0.35	(1.33)	(0.98)	(0.36)	0.00
03/31/2008	9.95	0.38	(0.41)	(0.03)	(0.38)	0.00
03/31/2007	9.96	0.35	(0.01)	0.34	(0.35)	0.00
03/31/2006	9.95	0.34	0.01	0.35	(0.34)	0.00
Class P
03/31/2010	8.20	0.15	0.35	0.50	(0.15)	0.00
04/30/2008 - 03/31/2009	9.64	0.30	(1.42)	(1.12)	(0.32)	0.00
Administrative Class
03/31/2010	8.20	0.15	0.34	0.49	(0.14)	0.00
03/31/2009	9.54	0.33	(1.34)	(1.01)	(0.33)	0.00
03/31/2008	9.95	0.37	(0.42)	(0.05)	(0.36)	0.00
03/31/2007	9.96	0.33	(0.01)	0.32	(0.33)	0.00
03/31/2006	9.95	0.32	0.01	0.33	(0.32)	0.00
Class D
03/31/2010	8.20	0.14	0.34	0.48	(0.13)	0.00
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 Fees.
(e)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.02% to 0.18%.

20	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$10.79	10.75%	$95,753	0.44	5%	0.44	5%	0.44	5%	0.44	5%	3.88%	29%
(0.44)	10.13	(1.10)	78,007	0.44	5	0.44	5	0.44	5	0.44	5	3.89	121
(0.42)	10.68	2.10	34,736	0.44	5	0.44	5	0.44	5	0.44	5	3.77	44
(0.43)	10.88	5.20	32,533	0.48	5	0.48	5	0.44	5	0.44	5	3.86	29
(0.38)	10.76	3.47	7,581	0.46	(b)	0.46	(b)	0.46	(b)	0.46	(b)	3.43	48

(0.38)	10.79	10.38	28,404	0.77	5	0.77	5	0.77	5	0.77	5	3.55	29
(0.40)	10.13	(1.42)	23,562	0.77	5	0.77	5	0.77	5	0.77	5	3.50	121
(0.39)	10.68	1.74	15,386	0.79	5(c)	0.79	5(c)	0.79	5(c)	0.79	5(c)	3.41	44
(0.39)	10.88	4.81	11,583	0.86	5	0.86	5	0.82	5	0.82	5	3.43	29
(0.34)	10.76	3.08	5,625	0.84	(b)	0.84	(b)	0.84	(b)	0.84	(b)	3.02	48

$(0.16)	$8.55	6.29%	$112,045	0.34	%(e)	0.34	%(e)	0.34	%(e)	0.34	%(e)	1.90%	73%
(0.36)	8.20	(10.56)	57,918	0.35		0.35		0.35		0.35		3.86	155
(0.38)	9.54	(0.35)	90,525	0.35		0.35		0.35		0.35		3.86	35
(0.35)	9.95	3.45	178,380	0.40		0.40		0.35		0.35		3.49	71
(0.34)	9.96	3.60	106,240	0.45		0.45		0.35		0.35		3.44	79

(0.15)	8.55	6.19	6,713	0.44	(e)	0.44	(e)	0.44	(e)	0.44	(e)	1.78	73
(0.32)	8.20	(11.85)	9	0.45	*	0.45	*	0.45	*	0.45	*	3.67 *	155

(0.14)	8.55	6.02	4,167	0.59	(e)	0.59	(e)	0.59	(e)	0.59	(e)	1.75	73
(0.33)	8.20	(10.78)	5,947	0.60		0.60		0.60		0.60		3.61	155
(0.36)	9.54	(0.57)	7,991	0.60		0.60		0.60		0.60		3.88	35
(0.33)	9.95	3.21	11	0.63		0.63		0.60		0.60		3.27	71
(0.32)	9.96	3.35	10	0.70		0.70		0.60		0.60		3.20	79

(0.13)	8.55	5.86	10,265	0.74	(e)	0.74	(e)	0.74	(e)	0.74	(e)	1.70	73
(0.32)	8.20	(10.92)	23,026	0.75		0.75		0.75		0.75		3.40	155
(0.34)	9.54	(0.77)	28,867	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	3.42	35
(0.31)	9.95	3.09	30,392	0.75	(d)	0.80		0.70	(d)	0.75		3.15	71
(0.31)	9.96	3.24	28,517	0.80	(d)	0.85		0.70	(d)	0.75		3.09	79

Annual Report	March 31, 2010	21

Statements of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Assets:
Investments, at value	$85,616	$282,242	$248,080	$415,201	$33,674	$166,196	$356,201
Repurchase agreements, at value	0	1,281	0	0	0	921	2,170
Cash	16	1	66	243	0	0	1
Deposits with counterparty	0	3	0	0	0	14	0
Receivable for investments sold	535	0	0	0	167	0	0
Receivable for Fund shares sold	44	3,546	976	373	74	556	1,356
Interest and dividends receivable	1,052	2,516	3,971	5,225	374	2,036	2,601
Other assets	1	0	0	0	0	0	0
	87,264	289,589	253,093	421,042	34,289	169,723	362,329

Liabilities:
Payable for investments purchased	$725	$5,186	$2,930	$1,165	$0	$339	$12,268
Payable for Fund shares redeemed	142	1,798	956	1,436	467	275	1,790
Dividends payable	41	50	212	246	52	59	49
Overdraft due to custodian	0	0	0	0	51	0	0
Accrued related party fees	45	126	173	249	15	83	181
Reimbursement to Manager	0	9	10	0	1	0	0
Unrealized depreciation on swap agreements	0	0	886	2,183	0	0	0
	953	7,169	5,167	5,279	586	756	14,288

Net Assets	$86,311	$282,420	$247,926	$415,763	$33,703	$168,967	$348,041

Net Assets Consist of:
Paid in capital	$98,969	$280,102	$296,692	$500,743	$33,379	$167,495	$404,382
Undistributed (overdistributed) net investment income	304	(24)	120	993	0	(45)	(49)
Accumulated undistributed net realized gain (loss)	(13,963)	(354)	(29,301)	(80,340)	74	(3,824)	(54,401)
Net unrealized appreciation (depreciation)	1,001	2,696	(19,585)	(5,633)	250	5,341	(1,891)
	$86,311	$282,420	$247,926	$415,763	$33,703	$168,967	$348,041

Net Assets:
Institutional Class	$46,641	$106,163	$80,986	$200,010	$24,633	$95,753	$112,045
Class P	1,562	24,454	3,134	2,191	10	NA	6,713
Administrative Class	NA	NA	NA	934	NA	NA	4,167
Class D	5,096	8,608	27,561	18,255	1,482	28,404	10,265
Other Classes	33,012	143,195	136,245	194,373	7,578	44,810	214,851

Shares Issued and Outstanding:
Institutional Class	4,970	10,484	10,039	22,493	2,416	8,871	13,111
Class P	166	2,415	388	246	1	NA	785
Administrative Class	NA	NA	NA	105	NA	NA	488
Class D	543	850	3,417	2,053	145	2,631	1,201

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.39	$10.13	$8.07	$8.89	$10.20	$10.79	$8.55
Class P	9.39	10.13	8.07	8.89	10.20	NA	8.55
Administrative Class	NA	NA	NA	8.89	NA	NA	8.55
Class D	9.39	10.13	8.07	8.89	10.20	10.79	8.55

Cost of Investments Owned	$84,615	$279,547	$266,779	$418,573	$33,424	$160,855	$358,093
Cost of Repurchase Agreements Owned	$0	$1,281	$0	$0	$0	$921	$2,170

22	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund (1)	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Investment Income:
Interest	$4,371	$4,506	$13,982	$21,049	$660	$6,548	$5,677
Dividends	33	6	49	0	0	0	0
Total Income	4,404	4,512	14,031	21,049	660	6,548	5,677

Expenses:
Investment advisory fees	220	374	674	924	42	340	471
Supervisory and administrative fees	249	441	635	1,166	45	383	632
Distribution and/or servicing fees - Administrative Class	0	0	0	2	0	0	14
Distribution and/or servicing fees - Class D	10	19	67	52	2	67	34
Distribution and/or servicing fees - Other Classes	93	194	560	871	9	92	455
Trustees’ fees	1	0	0	1	0	0	1
Organization expense	0	0	0	0	75	0	0
Interest expense	1	0	1	6	0	1	1
Miscellaneous expense	1	10	12	1	0	1	1
Total Expenses	575	1,038	1,949	3,023	173	884	1,609
Waiver and/or Reimbursement by Manager	0	0	(93)	0	(74)	0	0
Net Expenses	575	1,038	1,856	3,023	99	884	1,609

Net Investment Income	3,829	3,474	12,175	18,026	561	5,664	4,068

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(3,622)	(349)	(8,532)	(14,244)	74	(955)	(4,815)
Net realized (loss) on futures contracts, written options and swaps	(476)	0	(951)	(8,102)	0	(1,699)	(4,145)
Net change in unrealized appreciation on investments	10,915	2,427	44,954	64,270	250	9,560	12,675
Net change in unrealized appreciation on futures contracts, written options and swaps	591	0	2,097	11,946	0	2,169	5,017
Net Gain	7,408	2,078	37,568	53,870	324	9,075	8,732

Net Increase in Net Assets Resulting from Operations	$11,237	$5,552	$49,743	$71,896	$885	$14,739	$12,800

(1)	Period from July 1, 2009 to March 31, 2010.

Annual Report	March 31, 2010	23

Statements of Changes in Net Assets

	California Intermediate Municipal Bond Fund		California Short Duration Municipal Income Fund		High Yield Municipal Bond Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,829	$5,619	$3,474	$2,016	$12,175	$12,156
Net realized gain (loss)	(4,098)	(3,540)	(349)	0	(9,483)	(11,786)
Net change in unrealized appreciation (depreciation)	11,506	(8,962)	2,427	319	47,051	(48,577)
Net increase (decrease) resulting from operations	11,237	(6,883)	5,552	2,335	49,743	(48,207)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,261)	(4,068)	(1,979)	(1,454)	(4,641)	(6,348)
Class P	(38)	0	(247)	(52)	(119)	(1)
Administrative Class	0	(56)	0	0	0	0
Class D	(150)	(103)	(117)	(72)	(1,455)	(810)
Other Classes	(1,387)	(1,583)	(1,132)	(499)	(6,024)	(5,160)
From net realized capital gains
Institutional Class	0	0	0	(9)	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Other Classes	0	0	0	(2)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(3,836)	(5,810)	(3,475)	(2,088)	(12,239)	(12,319)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	15,592	24,476	90,964	121,333	42,371	71,285
Class P	1,743	10	32,812	4,380	3,438	10
Administrative Class	0	0	0	0	0	0
Class D	4,169	2,222	6,169	4,971	44,759	26,547
Other Classes	13,300	20,087	155,241	43,484	63,712	86,185
Issued as reinvestment of distributions
Institutional Class	2,236	3,985	1,861	1,427	4,594	6,272
Class P	0	0	5	0	1	1
Administrative Class	0	55	0	0	0	0
Class D	120	95	112	72	1,001	698
Other Classes	917	996	976	430	4,162	3,233
Cost of shares redeemed
Institutional Class	(41,245)	(60,498)	(76,641)	(45,114)	(50,895)	(95,630)
Class P	(255)	0	(12,437)	(430)	(591)	0
Administrative Class	(7)	(1,570)	0	0	0	0
Class D	(2,458)	(1,091)	(2,576)	(1,114)	(34,437)	(19,067)
Other Classes	(23,881)	(11,135)	(44,658)	(22,210)	(32,407)	(41,849)
Net increase (decrease) resulting from Fund share transactions	(29,769)	(22,368)	151,828	107,229	45,708	37,685

Fund Redemption Fee	0	0	0	0	1	35

Total Increase (Decrease) in Net Assets	(22,368)	(35,061)	153,905	107,476	83,213	(22,806)

Net Assets:
Beginning of year or period	108,679	143,740	128,515	21,039	164,713	187,519
End of year or period*	$86,311	$108,679	$282,420	$128,515	$247,926	$164,713

*Including undistributed (overdistributed) net investment income of:	$304	$298	$(24)	$(23)	$120	$55

24	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Municipal Bond Fund		MuniGO Fund	New York Municipal Bond Fund		Short Duration Municipal Income Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Period from July 1, 2009 to March 31, 2010	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$18,026	$24,954	$561	$5,664	$4,154	$4,068	$8,775
(22,346)	(47,303)	74	(2,654)	(700)	(8,960)	(27,589)
76,216	(68,039)	250	11,729	(5,597)	17,692	(15,304)
71,896	(90,388)	885	14,739	(2,143)	12,800	(34,118)

(9,909)	(17,058)	(477)	(3,434)	(2,449)	(1,321)	(3,505)
(66)	0	0	0	0	(63)	0
(40)	(44)	0	0	0	(93)	(543)
(842)	(1,767)	(22)	(948)	(882)	(216)	(908)
(7,091)	(6,900)	(62)	(1,295)	(1,045)	(2,147)	(4,281)

0	0	0	0	(113)	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	(40)	0	0
0	0	0	0	(46)	0	0

0	0	0	0	0	(14)	0
0	0	0	0	0	(1)	0
0	0	0	0	0	(1)	0
0	0	0	0	0	(3)	0
0	0	0	0	0	(30)	0

(17,948)	(25,769)	(561)	(5,677)	(4,575)	(3,889)	(9,237)

44,840	181,755	36,827	31,557	66,881	107,293	69,227
2,802	10	10	0	0	9,985	10
197	524	0	0	0	1,431	14,584
18,567	24,401	2,089	13,694	21,295	8,624	4,717
68,470	89,359	8,202	18,640	14,921	183,902	143,002

8,959	16,487	171	3,358	2,503	1,167	3,116
12	0	0	0	0	23	0
24	29	0	0	0	94	543
769	1,633	17	890	820	95	181
4,864	4,285	51	717	597	1,709	3,052

(159,801)	(182,625)	(12,735)	(22,564)	(22,680)	(56,951)	(88,500)
(777)	0	0	0	0	(3,398)	0
(190)	(307)	0	0	0	(3,544)	(14,939)
(23,375)	(40,728)	(622)	(11,344)	(12,350)	(22,176)	(6,987)
(55,764)	(63,121)	(631)	(5,608)	(7,836)	(83,560)	(99,911)
(90,403)	31,702	33,379	29,340	64,151	144,694	28,095

0	0	0	0	0	0	0

(36,455)	(84,455)	33,703	38,402	57,433	153,605	(15,260)

452,218	536,673	0	130,565	73,132	194,436	209,696
$415,763	$452,218	$33,703	$168,967	$130,565	$348,041	$194,436

$993	$892	$0	$(45)	$(63)	$(49)	$(112)

Annual Report	March 31, 2010	25

Schedule of Investments  California Intermediate Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.3%

American International Group, Inc.
4.700% due 10/01/2010	$400	$404
8.175% due 05/15/2068	700	597
8.250% due 08/15/2018	100	105

Total Corporate Bonds & Notes (Cost $1,149)		1,106

MUNICIPAL BONDS & NOTES 97.8%

CALIFORNIA 92.5%

Alameda, California Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	900	910

Alum Rock, California Union Elementary School District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	265	286

Baldwin Park, California Unified School District Revenue Notes, Series 2009
0.000% due 08/01/2014	500	433

Bonita, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	125	131

Cajon Valley, California Union Elementary School District General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,439

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2001
5.250% due 04/01/2026	1,000	967

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,000	2,016

California State Bay Area Toll Authority Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	558

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2014	500	431

California State Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2012	540	582
5.000% due 10/01/2013	570	623

California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	826

California State Encinitas Union School District General Obligation Bonds, (NPFGC Insured), Series 1996
0.000% due 08/01/2018	1,500	1,007

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	1,000	1,087

California State General Obligation Notes, Series 2009
5.000% due 07/01/2019	80	88

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	500	568

California State Health Facilities Financing Authority Revenue Notes, (CM Insured), Series 2000
5.000% due 09/01/2010	350	354

California State Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Housing Finance Agency Revenue Bonds, (AMBAC/FHA Insured), Series 1996
5.950% due 02/01/2011	$35	$35

California State Housing Finance Agency Revenue Notes, (FGIC Insured), Series 2006
4.500% due 08/01/2012	1,400	1,441

California State Mountain House Public Financing Authority Revenue Notes, Series 2007
5.000% due 12/01/2015	640	654

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	500	534

California State M-S-R Public Power Agency Revenue Bonds, (FSA Insured), Series 2008
5.000% due 07/01/2019	1,000	1,100

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	2,000	2,231

California State Pasadena Area Community College District General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	279
5.000% due 08/01/2018	250	281

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	976

California State Pollution Control Financing Authority Revenue Bonds, Series 2002
5.000% due 01/01/2022	1,000	1,005

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	1,000	1,089

California State Public Works Board Revenue Bonds, Series 2005
5.000% due 04/01/2017	1,000	1,080

California State Public Works Board Revenue Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2016	2,500	2,650

California State San Joaquin Delta Community College District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	2,000	1,753

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	2,000	1,387

California State Southwestern Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 08/01/2016	400	448

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	824

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (b)	2,150	1,745

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2001
5.000% due 10/01/2018	1,500	1,502

California Statewide Communities Development Authority Revenue Bonds, (XLCA Insured), Series 2006
4.100% due 04/01/2028	1,000	1,043

California Statewide Communities Development Authority Revenue Bonds, Series 2005
5.000% due 03/01/2018	125	129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	$500	$527

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2013	850	905

Campbell, California Redevelopment Agency Tax Allocation Notes, Series 2002
4.700% due 10/01/2011	505	507

Capistrano, California Unified School District Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	695
5.375% due 09/01/2017	800	795

Desert Sands, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	3,000	2,647

El Monte, California School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
0.000% due 05/01/2012	1,555	1,486

El Monte, California Union High School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
0.000% due 06/01/2013	1,195	1,102

Fresno, California Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	774

Grossmont-Cuyamaca, California Community College District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2018	500	566

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2014	125	108
0.000% due 08/01/2015	140	114

Inland Empire, California Tobacco Securitization Authority Revenue Bonds, Series 2007
4.625% due 06/01/2021	905	693

Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.000% due 11/15/2029	500	467
5.250% due 11/15/2018	1,000	1,049
5.250% due 11/15/2019	500	519

Long Beach, California Special Tax Bonds, Series 2008
5.375% due 10/01/2022	250	245

Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (FSA Insured), Series 2010
5.000% due 06/01/2018 (a)	640	711

Los Angeles, California Department of Airports Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 05/15/2016	1,000	1,054

Los Angeles, California Department of Water & Power Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2016	1,000	1,084

Los Angeles, California Municipal Improvement Corp. Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	268

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
4.000% due 03/15/2014	250	266

Modesto, California Irrigation District Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	1,545	1,744

26	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2016	$500	$385

Oakland, California Port Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2000
5.750% due 11/01/2012	500	502

Palm Springs, California Revenue Notes, Series 2008
5.300% due 07/01/2013	250	234

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.100% due 08/01/2013	255	254

Sacramento County, California Sanitation District Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,105

Sacramento, California Municipal Utility District Revenue Bonds, Series 1983
9.000% due 04/01/2013	485	542

San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2013	1,340	1,421

San Diego, California Public Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	500	560

San Diego, California Redevelopment Agency Tax Allocation Bonds, (XLCA Insured), Series 2004
5.250% due 09/01/2016	1,000	1,043

San Fernando, California Redevelopment Agency Tax Allocation Bonds, Series 2006
4.500% due 09/15/2017	1,425	1,411

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,279

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,046

San Francisco, California City & County Unified School District General Obligation Notes, (FSA Insured), Series 2005
5.000% due 06/15/2015	1,100	1,205

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,031

San Jose, California Redevelopment Agency Tax Allocation Bonds, Series 2008
6.500% due 08/01/2019	1,000	1,127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	$750	$799

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	700	700

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,082

Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,385

Turlock, California Certificates of Participation Notes, Series 2007
5.000% due 10/15/2010	360	363

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.778% due 05/15/2030	1,500	1,136

University of California Regents Medical Center Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,257

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,740	1,916

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	391

University of California Revenue Notes, Series 2009
5.000% due 05/15/2016	85	97

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2013	400	366

West Contra Costa, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,082

		79,828

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	230	240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 3.8%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.837% due 07/01/2020	$1,000	$761

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2012	500	532

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,317

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.500% due 07/01/2021	500	525

Puerto Rico Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 07/01/2010	150	151

		3,286

TEXAS 0.1%

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	93

VIRGIN ISLANDS 1.2%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,010

Total Municipal Bonds & Notes (Cost $83,076)		84,457

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011	5,200	53

Total Convertible Preferred Securities (Cost $390)		53

Total Investments 99.2% (Cost $84,615)		$85,616

Other Assets and Liabilities (Net) 0.8%		695

Net Assets 100.0%		$86,311

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
California	$0	$79,828	$0	$79,828
Other Investments +++	53	5,735	0	5,788

Investments, at value	$53	$85,563	$0	$85,616

See Accompanying Notes	Annual Report	March 31, 2010	27

Schedule of Investments  California Intermediate Municipal Bond Fund   (Cont.)

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending Mach 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(236)	$0	$0	$0	$236	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(d)	Fair Value of Derivative Instruments ^

The following is a summary of the risk exposure related to derivative instruments held during the year by the fund:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(476)	$0	$0	$(476)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$591	$0	$0	$591

^	See note 4 in the Notes to Financial Statements for additional information.

28	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments  California Short Duration Municipal Income Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.6%

American Express Bank FSB
0.310% due 07/13/2010	$250	$250

American International Group, Inc.
4.700% due 10/01/2010	300	303
5.600% due 10/18/2016	100	93
8.175% due 05/15/2068	100	85

General Electric Capital Corp.
0.419% due 07/27/2012	150	148

Morgan Stanley
2.350% due 05/14/2010	250	251

SLM Corp.
4.500% due 07/26/2010	450	452

Wachovia Bank N.A.
1.150% due 05/14/2010	100	100

Total Corporate Bonds & Notes (Cost $1,614)		1,682

MUNICIPAL BONDS & NOTES 99.3%

CALIFORNIA 97.3%

Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	535

Alta Loma, California School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 08/01/2012	400	380

Anaheim, California Public Financing Authority Revenue Notes, Series 2008
4.000% due 08/01/2010	2,275	2,300
4.000% due 08/01/2012	350	370

Brentwood, California Union School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2017	110	120

Brentwood, California Union School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2016	135	148

Calaveras, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 08/01/2012	560	581
3.000% due 08/01/2013	460	479

Calaveras, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	300	308

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2002
4.500% due 04/01/2011	500	511

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
3.000% due 09/01/2012	1,000	1,010
4.000% due 09/01/2015	750	765

California State Bay Area Governments Association Revenue Notes, (XLCA Insured), Series 2006
5.000% due 08/01/2013	750	755

California State Bay Area Toll Authority Revenue Bonds, Series 2007
0.270% due 04/01/2047	1,250	1,250

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.290% due 04/01/2045	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Bay Area Toll Authority Revenue Notes, Series 2006
5.000% due 04/01/2015	$100	$114

California State Calleguas-Las Virgenes Public Financing Authority Revenue Notes, Series 2009
4.000% due 11/01/2013	400	435

California State Cardiff School District General Obligation Notes, Series 2010
3.000% due 08/01/2013	500	528

California State Central Contra Costa Sanitation District Certificates of Participation Notes, Series 2009
4.000% due 09/01/2011	1,000	1,046

California State Cerritos Community College District General Obligation Notes, Series 2009
4.000% due 08/01/2011	400	417

California State Department of Water Resources Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 05/01/2014	315	345

California State Department of Water Resources Revenue Bonds, Series 2002
0.290% due 05/01/2022	300	300
6.000% due 05/01/2014	3,050	3,375

California State Department of Water Resources Revenue Bonds, Series 2005
0.260% due 05/01/2020	1,290	1,290
0.270% due 05/01/2022	2,900	2,900

California State Department of Water Resources Revenue Notes, (NPFGC-IBC Insured), Series 2002
5.500% due 05/01/2012	700	766

California State Department of Water Resources Revenue Notes, Series 2005
0.270% due 05/01/2011	100	100

California State Department of Water Resources Revenue Notes, Series 2008
4.000% due 12/01/2012	855	927

California State East Side Union High School District General Obligation Bonds, (NPFGC Insured), Series 2003
4.900% due 02/01/2015	150	162

California State East Side Union High School District General Obligation Notes, (XLCA Insured), Series 2005
4.000% due 08/01/2012	200	210

California State Eastern Municipal Water District Revenue Bonds, Series 2008
0.270% due 07/01/2020	1,750	1,750

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2026	2,000	2,000
0.280% due 10/01/2036	2,600	2,600

California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2011	625	658
5.000% due 11/01/2013	525	575

California State Educational Facilities Authority Revenue Notes, Series 2010
1.090% due 10/01/2015	4,000	4,000
3.000% due 10/01/2012	1,315	1,363

California State Enterprise Development Authority Revenue Notes, Series 2010
4.000% due 09/01/2013	200	215
4.000% due 09/01/2014	220	236

California State General Obligation Bonds, Series 1991
6.600% due 02/01/2011	1,455	1,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2004
0.290% due 05/01/2034	$1,000	$1,000
5.000% due 07/01/2016	2,000	2,084

California State General Obligation Bonds, Series 2008
5.000% due 07/01/2023	3,175	3,216

California State General Obligation Notes, Series 2004
5.250% due 07/01/2012	1,000	1,084

California State General Obligation Notes, Series 2008
5.000% due 01/01/2011	1,500	1,547
5.000% due 04/01/2015	450	494

California State Health Facilities Financing Authority Revenue Bonds, Series 1998
5.250% due 10/01/2014	3,000	3,015

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
0.260% due 10/01/2031	2,000	2,000
0.280% due 10/01/2031	1,150	1,150
5.500% due 08/15/2018	250	284

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
0.270% due 09/01/2038	100	100
5.000% due 07/01/2037	1,250	1,304

California State Health Facilities Financing Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 11/01/2011	150	157

California State Health Facilities Financing Authority Revenue Notes, Series 2005
5.000% due 07/01/2010	500	504

California State Health Facilities Financing Authority Revenue Notes, Series 2008
5.000% due 08/15/2014	1,000	1,110

California State Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 03/01/2011	1,000	1,030
5.000% due 08/15/2011	1,000	1,042
5.000% due 03/01/2014	250	267
5.000% due 08/15/2014	350	379

California State Health Facilities Financing Authority Revenue Notes, Series 2010
3.000% due 11/15/2013	750	780

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2005
3.750% due 12/01/2018	2,000	2,017

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.270% due 09/01/2038	725	725

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2009
0.280% due 11/01/2026	3,000	3,000

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
0.280% due 09/01/2031	1,300	1,300
2.250% due 11/01/2026 (a)	3,000	3,000

California State Infrastructure & Economic Development Bank Revenue Notes, (AMBAC Insured), Series 2004
5.250% due 10/01/2013	1,250	1,402

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
5.000% due 02/01/2014	750	820

California State Los Angeles Community College District General Obligation Notes, Series 2008
3.000% due 08/01/2011	250	258
3.000% due 08/01/2012	500	522

See Accompanying Notes	Annual Report	March 31, 2010	29

Schedule of Investments  California Short Duration Municipal Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	$250	$279

California State M-S-R Public Power Agency Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 07/01/2011	510	531

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011	500	501

California State Northern Power Agency Revenue Notes, Series 2008
5.000% due 07/01/2012	1,500	1,618

California State OMWD Financing Authority Revenue Notes, Series 2009
3.000% due 06/01/2012	160	166

California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2010	200	202
3.000% due 10/01/2011	200	206

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.270% due 11/01/2026	600	600
0.300% due 11/01/2026	700	700

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	151

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	294

California State Public Works Board Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 10/01/2017	380	400

California State Public Works Board Revenue Notes, Series 2003
5.500% due 06/01/2013	750	818

California State Rim World Unified School District General Obligation Notes, (FSA Insured), Series 2009
3.000% due 08/01/2012	275	285

California State University Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/01/2011	1,400	1,484

California State University Revenue Notes, (FSA Insured), Series 2004
3.500% due 11/01/2012	2,565	2,717

California State Westside Elementary School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	220	222

California Statewide Communities Development Authority Revenue Bonds, (FSA Insured), Series 2007
5.250% due 07/01/2018	250	275

California Statewide Communities Development Authority Revenue Bonds, Series 2001
3.900% due 08/01/2031	1,050	1,067

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.260% due 12/01/2037	2,000	2,000
0.300% due 08/15/2041	700	700

California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2012	1,215	1,309
5.500% due 08/01/2014	2,610	2,916

California Statewide Communities Development Authority Revenue Notes, (FSA Insured), Series 2004
5.000% due 08/15/2012	425	457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	$150	$157

California Statewide Communities Development Authority Revenue Notes, (Radian Insured), Series 2005
5.000% due 04/01/2011	100	101

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	750	791

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2011	325	337
5.000% due 07/01/2012	640	675

California Statewide Communities Development Authority Revenue Notes, Series 2006
4.500% due 11/15/2012	370	371

California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 04/01/2013	2,500	2,701
5.000% due 06/15/2013	1,000	1,075

California Statewide Financing Authority Revenue Notes, Series 2002
4.600% due 05/01/2012	1,030	1,058

Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,179

Carlsbad, California Unified School District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2011	425	429

Central Valley, California Financing Authority Revenue Notes, Series 2009
3.000% due 07/01/2011	750	765
4.000% due 07/01/2012	750	789

Cucamonga County, California Water District Certificates of Participation Notes, (FSA Insured), Series 2009
2.500% due 09/01/2011	450	459

Cucamonga County, California Water District Certificates of Participation Notes, (NPFGC Insured), Series 2006
4.000% due 09/01/2014	250	268

Desert Sands, California Unified School District Certificates of Participation Notes, Series 2008
4.000% due 03/01/2012	1,000	1,038

El Dorado, California Union High School District Certificates of Participation Notes, Series 2009
0.000% due 12/01/2013	460	405

Folsom, California Redevelopment Agency Tax Allocation Notes, Series 2009
3.000% due 08/01/2011	360	362

Fontana, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 05/01/2011	350	363

Fremont, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2012	610	648
4.000% due 08/01/2013	700	752

Fresno, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2014	300	326

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2038	1,175	1,302
5.000% due 06/01/2043	100	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2003
5.625% due 06/01/2038	$100	$113

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (XLCA-ICR Insured), Series 2003
5.500% due 06/01/2043	1,735	1,950

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	1,500	1,686
5.500% due 06/01/2043	2,655	2,983
5.625% due 06/01/2038	3,665	4,132
6.250% due 06/01/2033	7,570	8,369
6.625% due 06/01/2040	2,020	2,340
6.750% due 06/01/2039	4,870	5,659
7.875% due 06/01/2042	105	126

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2007
4.000% due 06/01/2010	1,900	1,904
4.200% due 06/01/2012	600	612
5.000% due 06/01/2011	500	512

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011	185	181
0.000% due 08/01/2012	100	95
0.000% due 08/01/2013	115	105

Indio, California Water Authority Revenue Notes, (AMBAC Insured), Series 2006
4.000% due 04/01/2011	300	310

Industry, California General Obligation Notes, Series 2009
4.000% due 07/01/2011	275	285
4.000% due 07/01/2012	1,000	1,059
5.000% due 07/01/2013	750	829

Irvine, California Public Facilities & Infrastructure Authority Revenue Bonds, Series 1985
0.290% due 11/01/2010	1,045	1,045

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	466	466

Irvine, California Special Assessment Bonds, Series 2000
0.260% due 09/02/2025	2,000	2,000

Irvine, California Unified School District Special Tax Notes, (AGC Insured), Series 2009
3.000% due 09/01/2010	1,500	1,510

Lake Arrowhead, California Community Services District Certificates of Participation Notes, Series 2009
2.500% due 10/01/2011	645	658
3.000% due 10/01/2012	300	311

Lincoln, California Unified School District Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	194

Long Beach, California Revenue Notes, Series 2009
4.000% due 06/01/2012	90	93
4.000% due 06/01/2013	110	113

Long Beach, California Unified School District General Obligation Notes, Series 2009
5.000% due 08/01/2011	1,000	1,056

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.270% due 07/01/2031	1,195	1,195

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, (NPFGC Insured), Series 2003
5.250% due 07/01/2012	155	169

30	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Department of Airports Revenue Notes, Series 2009
3.000% due 05/15/2011	$500	$511
5.000% due 05/15/2013	250	275

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.270% due 07/01/2034	400	400

Los Angeles, California Department of Water & Power Revenue Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2013	500	559

Los Angeles, California Harbor Department Revenue Notes, Series 2009
5.000% due 08/01/2012	1,000	1,085

Los Angeles, California Unified School District Certificates of Participation Notes, Series 2010
3.000% due 12/01/2011	750	773

Los Angeles, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2007
4.000% due 07/01/2010	1,000	1,009

Los Angeles, California Unified School District General Obligation Notes, Series 2009
5.000% due 07/01/2014	2,000	2,243

Los Angeles, California Wastewater System General Obligation Notes, (NPFGC Insured), Series 2002
5.250% due 09/01/2011	730	778

Los Angeles, California Wastewater System Revenue Notes, (AMBAC Insured), Series 2006
4.500% due 02/01/2013	250	270

Los Angeles, California Wastewater System Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 06/01/2011	100	105

Los Angeles, California Wastewater System Revenue Notes, Series 2009
4.000% due 02/01/2013	1,985	2,119

Lynwood, California Utility Authority Revenue Notes, (AGC Insured), Series 2008
3.000% due 06/01/2010	165	165

Menlo Park, California City School District General Obligation Notes, Series 2010
0.000% due 07/01/2013	150	143

Merced, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
2.000% due 08/01/2010	775	778

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
2.500% due 03/15/2011	275	279
3.000% due 03/15/2012	400	413

Mission Viejo, California Community Development Financing Authority Revenue Notes, Series 2009
5.000% due 05/01/2013	530	584

Modesto, California Certificates of Participation Bonds, (AGC Insured), Series 2008
0.320% due 10/01/2036	2,960	2,960

Montebello, California Unified School District General Obligation Notes, (FSA Insured), Series 2008
3.000% due 08/01/2011	145	149

Monterey County, California Certificates of Participation Notes, (FSA Insured), Series 2009
4.000% due 08/01/2013	1,455	1,551

Newport Beach, California Revenue Bonds, Series 2008
0.250% due 12/01/2040	2,000	2,000

Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	4,000	4,101
5.000% due 12/01/2038	1,500	1,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Norwalk-La Mirada, California Unified School District General Obligation Notes, (FSA Insured), Series 2009
4.000% due 08/01/2013	$880	$938

Oak Grove, California School District General Obligation Notes, (NPFGC Insured), Series 2005
5.250% due 08/01/2013	50	56

Orange County, California Ocean View School District Revenue Notes, (FSA Insured), Series 2010
3.000% due 03/01/2012	430	442
3.500% due 03/01/2013	300	314

Orange County, California Public Financing Authority Revenue Notes, (NPFGC insured), Series 2005
5.000% due 07/01/2011	100	104

Orange County, California Transportation Authority Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 08/15/2013	100	109

Orchard, California School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 08/01/2012	125	133

Pasadena, California Certificates of Participation Bonds, Series 2008
0.300% due 02/01/2035	4,100	4,100

Pasadena, California Certificates of Participation Notes, Series 2008
4.000% due 02/01/2012	570	594

Pittsburg, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.250% due 08/01/2013	100	106

Placentia, California Public Financing Authority Special Tax Notes, Series 2009
2.625% due 09/01/2011	675	679

Placer County, California Unified School District Certificates of Participation Notes, (FSA Insured), Series 2009
3.000% due 08/01/2011	200	205
3.000% due 08/01/2012	245	251
3.000% due 08/01/2013	350	356

Pleasanton, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	166

Pleasanton, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2004
5.375% due 08/01/2013	125	139

Redding, California Joint Powers Financing Authority Revenue Notes, (NPFGC Insured), Series 2002
4.000% due 12/01/2010	50	51

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.000% due 08/01/2012	145	145

Riverside County, California Palm Desert Financing Authority Revenue Notes, Series 2008
4.000% due 05/01/2010	500	501

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.290% due 06/01/2029	8,000	8,000

Riverside, California Revenue Bonds, (NPFGC Insured), Series 2004
5.000% due 10/01/2014	500	559

Riverside, California Revenue Bonds, (NPFGC-FGIC Insured), Series 1993
5.000% due 08/01/2010	1,000	1,015

Riverside, California Revenue Notes, Series 2009
4.000% due 08/01/2012	500	527
5.000% due 10/01/2013	2,000	2,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Roseville, California Certificates of Participation Notes, Series 2009
3.000% due 02/01/2013	$1,065	$1,087

Roseville, California Natural Gas Finance Authority Revenue Notes, Series 2007
5.000% due 02/15/2012	100	104

Sacramento County, California Certificates of Participation Notes, Series 2010
3.000% due 02/01/2011	2,000	2,023

Sacramento County, California Revenue Notes, Series 2009
3.000% due 07/01/2012	550	566

Sacramento, California Municipal Utility District Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/15/2013	1,375	1,518

Sacramento, California Municipal Utility District Revenue Notes, Series 2009
4.000% due 07/01/2011	650	672
5.000% due 07/01/2012	500	538

San Bernardino County, California Certificates of Participation Notes, Series 2009
3.000% due 08/01/2010	470	473
5.000% due 08/01/2013	1,000	1,073

San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2011	200	208

San Diego County, California Certificates of Participation Notes, Series 2009
4.000% due 10/01/2012	2,800	2,961

San Diego County, California Water Authority Certificates of Participation Notes, (FSA Insured), Series 2008
5.000% due 05/01/2014	50	56

San Diego County, California Water Authority Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2005
5.250% due 05/01/2013	675	749

San Diego, California Unified School District General Obligation Notes, Series 2009
0.000% due 07/01/2012	325	315

San Francisco, California City & County Airports Commission Revenue Notes, (FSA Insured), Series 2009
3.000% due 05/01/2011	1,000	1,023
3.500% due 05/01/2012	1,000	1,045

San Francisco, California City & County Airports Commission Revenue Notes, (NPFGC-FGIC Insured), Series 2003
4.000% due 05/01/2011	1,000	1,030

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016 (a)	300	301

San Francisco, California City & County Certificates of Participation Notes, Series 2009
1.950% due 04/01/2011	1,600	1,613

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,000	1,041

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	2,250	2,478

San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	475	509

See Accompanying Notes	Annual Report	March 31, 2010	31

Schedule of Investments  California Short Duration Municipal Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC-FGIC Insured), Series 2004
5.000% due 08/01/2012	$740	$787

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2022	2,000	2,050

San Jose, California Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2002
4.000% due 08/01/2011	300	305

San Jose, California Unified School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 08/01/2014	375	423

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	266

San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2008
4.000% due 07/15/2011	350	363
5.000% due 07/15/2014	150	165

San Rafael, California Redevelopment Agency Tax Allocation Notes, (AGC Insured), Series 2009
5.000% due 12/01/2013	965	1,078
5.000% due 12/01/2014	1,020	1,139

Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	200

Santa Ana, California Unified School District General Obligation Notes, Series 2008
3.500% due 08/01/2011	900	931

Santa Barbara, California Community College District General Obligation Notes, Series 2008
4.000% due 08/01/2010	155	157

Santa Barbara, California Financing Authority Revenue Notes, Series 2009
4.000% due 07/01/2012	400	422

Santa Clara County, California Financing Authority Revenue Notes, Series 2008
5.000% due 11/15/2014	2,500	2,826

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	5,685	5,685

Santa Clara, California Valley Transportation Authority Revenue Bonds, Series 2008
0.260% due 04/01/2036	705	705

Santa Clara, California Valley Water District Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	167

Santa Margarita-Dana, California Point Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 08/01/2015	225	250

Santa Margarita-Dana, California Point Authority Special Assessment Notes, Series 2009
5.000% due 08/01/2012	1,075	1,172

Santa Monica, California Community College District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
0.000% due 08/01/2013	225	208

Solano County, California Certificates of Participation Notes, Series 2009
5.000% due 11/15/2012	1,930	2,066

South Orange County, California Public Financing Authority Special Tax Bonds, (NPFGC Insured), Series 2003
5.000% due 09/01/2013	125	134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Orange County, California Public Financing Authority Special Tax Notes, (NPFGC-FGIC Insured), Series 2004
5.000% due 08/15/2011	$200	$208

Southern California State Metropolitan Water District General Obligation Bonds, Series 2001
5.250% due 03/01/2014	1,405	1,481

Southern California State Metropolitan Water District Revenue Bonds, Series 2008
0.290% due 07/01/2037	4,000	4,000

Southern California State Metropolitan Water District Revenue Notes, Series 2009
5.000% due 07/01/2012	1,000	1,092

Southern California State Public Power Authority Revenue Bonds, Series 1989
6.750% due 07/01/2011	1,750	1,870
6.750% due 07/01/2013	2,700	3,147

Southern California State Public Power Authority Revenue Bonds, Series 2008
0.270% due 07/01/2020	3,050	3,050

Stockton, California Public Financing Authority Revenue Notes, Series 2009
4.000% due 10/01/2012	1,925	2,026

Torrance, California Certificates of Participation Notes, Series 2009
3.000% due 09/01/2011	175	178
3.000% due 09/01/2012	175	179

Torrance, California Unified School District General Obligation Notes, Series 2009
1.800% due 08/01/2011	30	30
4.000% due 08/01/2011	500	522

Tustin, California Special Assessment Bonds, Series 1996
0.280% due 09/02/2013	2,034	2,034

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.778% due 05/15/2030	1,000	757

University of California Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	350	367

University of California Revenue Notes, (FSA Insured), Series 2007
5.000% due 05/15/2015	45	52

University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	270	305

University of California Revenue Notes, Series 2008
4.000% due 05/15/2013	100	108

University of California Revenue Notes, Series 2009
4.000% due 05/15/2012	900	955

Upland, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.600% due 10/01/2016	100	104

Val Verde, California Unified School District General Obligation Notes, (FSA Insured), Series 2010
4.000% due 08/01/2012	990	1,049

Vernon, California Revenue Notes, Series 2009
4.000% due 08/01/2010	2,000	2,022

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011	50	49

Visalia, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2012 (a)	215	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington, California Health Care District General Obligation Notes, Series 2009
6.000% due 08/01/2011	$1,000	$1,070

Washington, California Health Care District Revenue Notes, Series 2009
4.500% due 07/01/2011	125	130

West Basin, California Municipal Water District Certificates of Participation Notes, Series 2008
4.000% due 08/01/2010	500	505

West Contra Costa, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	1,275	1,283

West Hollywood, California Public Financing Authority Revenue Notes, Series 2009
3.000% due 02/01/2011	535	543
3.000% due 02/01/2012	695	712

Western Riverside County, California Regional Wastewater Authority Revenue Notes, (AGC Insured), Series 2009
3.000% due 09/01/2012	435	449

Westlake Village, California Certificates of Participation Notes, Series 2009
2.000% due 06/01/2011	310	313

Westminster, California School District General Obligation Notes, Series 2009
2.000% due 08/01/2011	555	561

Whittier, California Revenue Notes, Series 2009
3.000% due 06/01/2011	1,600	1,616

		274,795

GUAM 0.0%

Guam Economic Development & Commerce Authority Revenue Bonds, Series 2001
5.400% due 05/15/2031	25	27

NEW HAMPSHIRE 0.4%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.290% due 07/01/2033	990	990

PUERTO RICO 1.5%

Commonwealth of Puerto Rico General Obligation Notes, Series 2008
5.000% due 07/01/2011	1,500	1,556

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2010	1,000	1,008

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2000
6.000% due 07/01/2039	1,750	1,791

		4,355

VIRGIN ISLANDS 0.1%

Virgin Islands Public Finance Authority Revenue Notes, Series 2009
5.000% due 10/01/2010	375	381

Total Municipal Bonds & Notes (Cost $277,856)		280,548

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
1.000% due 10/31/2011 (b)	2	2

Total U.S. Treasury Obligations (Cost $2)		2

32	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011	1,000	$10

Total Convertible Preferred Securities (Cost $75)		10

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS 0.5%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$1,281	1,281
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $1,310. Repurchase proceeds are $1,281.)

Total Short-Term Instruments (Cost $1,281)		1,281

Total Investments 100.4% (Cost $280,828)		$283,523

Other Assets and Liabilities (Net) (0.4%)		(1,103)

Net Assets 100.0%		$282,420

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Securities with an aggregate market value of $2 and cash of $3 have been pledged as collateral for futures contracts on March 31, 2010. On March 31, 2010, there were no open futures contracts.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
California	$0	$274,795	$0	$274,795
Other Investments +++	10	8,718	0	8,728

Investments, at value	$10	$283,513	$0	$283,523

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

See Accompanying Notes	Annual Report	March 31, 2010	33

Schedule of Investments  High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

American International Group, Inc.
4.700% due 10/01/2010	$500	$505
8.175% due 05/15/2068	1,600	1,364
8.250% due 08/15/2018	400	420

SLM Corp.
4.500% due 07/26/2010	700	703

Total Corporate Bonds & Notes (Cost $2,726)		2,992

MUNICIPAL BONDS & NOTES 98.3%

ALABAMA 1.1%

Butler, Alabama Industrial Development Board Revenue Bonds, Series 1993
5.900% due 12/01/2012	50	50

Colbert County, Alabama Health Care Authority Revenue Bonds, Series 2003
5.750% due 06/01/2027	670	642

Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
5.250% due 03/01/2031	250	230
5.250% due 03/01/2036	500	455

Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,500	1,369

		2,746

ALASKA 0.4%

Alaska State Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036	1,400	986

ARIZONA 4.1%

Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,215	1,216

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	1,250	945

Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2012	225	237

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,000	864

Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,251

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,500	1,160

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	776

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	1,000	1,007
6.375% due 09/01/2029	1,850	1,892

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2009
4.950% due 10/01/2020	750	746

		10,094

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 6.8%

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	$500	$529

California State Hartnell Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	2,000	918

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,595

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
2.250% due 11/01/2026 (b)	250	250

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,601

California State Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	617
7.000% due 10/01/2039	500	446

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	976

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (c)	1,350	1,096

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,100	868
9.000% due 11/01/2017	460	387

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,100

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.625% due 06/01/2038	80	90

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	1,000	783

Los Angeles, California Regional Airports Improvement Corp. Revenue Bonds, Series 2002
7.500% due 12/01/2024	250	249

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.290% due 06/01/2029	1,000	1,000

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,400	2,400

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.778% due 05/15/2030	1,750	1,326

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2018	1,000	659

		16,890

COLORADO 5.1%

Colorado State Confluence Metropolitan District Revenue Bonds, Series 2007
5.400% due 12/01/2027	500	366
5.450% due 12/01/2034	1,000	685

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.700% due 05/01/2037 (f)	800	613
5.750% due 05/15/2037	835	642
5.750% due 12/01/2037	1,000	746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2008
0.310% due 10/01/2038	$300	$300

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	2,350	1,811
5.900% due 08/01/2037	1,000	814

Colorado State Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	969

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	585	598

Colorado State Housing & Finance Authority Revenue Bonds, Series 2007
5.875% due 06/01/2037	1,500	1,040

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,401

Colorado State Tallyn's Reach Metropolitan District No. 3 General Obligation Bonds, Series 2007
5.200% due 12/01/2036	500	425

Copperleaf, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	350

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2031	300	300

Madre, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	514

		12,574

CONNECTICUT 1.1%

Connecticut State Harbor Point Infrastructure Improvement District Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	1,000	1,029

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.320% due 07/01/2038	800	800

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.270% due 07/01/2035	855	855

		2,684

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2010
5.400% due 02/01/2031 (b)	500	504

FLORIDA 5.7%

Beacon Lakes, Florida Community Development District Special Assessment Bonds, Series 2007
6.000% due 05/01/2038	455	382

Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,000	1,035

Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
5.000% due 06/01/2016 (b)	1,025	1,069

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	200

34	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, (NPFGC-IBC Insured), Series 2006
5.000% due 07/01/2011	$850	$888

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.300% due 10/01/2036	600	600

Florida State University Square Community Development District Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	1,235	1,061

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	931

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.125% due 05/15/2037	1,000	704

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2008
5.625% due 08/15/2029	1,750	1,577

Jacksonville, Florida Economic Development Commission Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,155

Lee County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.375% due 06/15/2037	1,500	1,101

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	640	663

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
5.500% due 04/01/2038	500	505

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.300% due 08/01/2022	1,000	1,000

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,680	1,302

		14,173

GEORGIA 1.8%

Atlanta, Georgia Downtown Development Authority Revenue Notes, (AGC Insured), Series 2009
4.000% due 07/01/2011	500	514

Fulton County, Georgia Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	166

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2007
5.000% due 03/15/2017	500	530

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,000	1,052

Georgia State Medical Center Hospital Authority Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,500	1,179

Georgia State Municipal Electric Authority Revenue Notes, Series 2010
5.000% due 04/01/2017	1,000	1,110

		4,551

IDAHO 0.5%

Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,193

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 6.9%

Belleville, Illinois Frank Scott Parkway Redevelopment Authority Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	$1,000	$801

Chicago, Illinois Revenue Bonds, Series 2002
0.280% due 01/01/2034	695	695

Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,037

Hillside, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	1,732

Illinois State Finance Authority Revenue Bonds, Series 1993
5.950% due 08/15/2026	800	776

Illinois State Finance Authority Revenue Bonds, Series 2007
5.375% due 11/15/2039	1,000	774
5.500% due 05/15/2037	750	526
6.100% due 12/01/2041	1,650	1,231
7.000% due 12/01/2037 (a)	1,000	215

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	823

Illinois State Finance Authority Revenue Notes, Series 2010
5.000% due 05/01/2011	250	257

Illinois State Finance Authority Sports Facilities Revenue Bonds, Series 2007
6.000% due 03/01/2037 (a)	1,775	444

Illinois State Revenue Bonds, Series 2004
5.000% due 06/15/2015	5,500	5,991

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	954
6.625% due 06/01/2037	1,000	914

		17,170

INDIANA 4.2%

East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	87

Indiana State Finance Authority Revenue Bonds, Series 2010
5.000% due 10/01/2026 (b)	1,000	1,105

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	1,000	963

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
5.000% due 10/01/2027	1,000	1,096

Indiana State Municipal Power Agency Revenue Bonds, Series 2009
5.750% due 01/01/2034	1,000	1,043
6.000% due 01/01/2039	1,000	1,066

Indiana State Northwest Allen School Building Corp. Revenue Notes, (FSA Insured), Series 2008
5.000% due 01/15/2013	1,050	1,136

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,638

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,650	1,413

		10,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 2.0%

Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	$1,000	$1,045

Iowa State Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	900	665
5.500% due 11/15/2037	1,550	1,050
5.625% due 12/01/2045	1,600	1,053

Iowa State Finance Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	1,000	1,066

		4,879

KANSAS 1.2%

Kansas State Development Finance Authority Revenue Notes, Series 2009
5.000% due 11/15/2014	225	249

Labette County, Kansas Revenue Bonds, Series 2007
5.750% due 09/01/2037	1,100	1,015

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	1,000	818

Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2037	250	183
5.125% due 05/15/2042	250	179
5.500% due 08/01/2021	250	200

Olathe, Kansas Tax Allocation Bonds, Series 2007
5.500% due 09/01/2026	200	131

Wyandotte County-Kansas City, Kansas Unified Government Revenue Notes, Series 2010
5.000% due 09/01/2015	250	276

		3,051

KENTUCKY 0.7%

Kentucky State Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	500	497

Owen County, Kentucky Revenue Bonds, Series 2009
5.625% due 09/01/2039	1,250	1,280

		1,777

LOUISIANA 1.7%

Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,455

Louisiana State St. John Parish Baptist Revenue Bonds, Series 2007
5.125% due 06/01/2037	1,185	1,101

New Orleans, Louisiana Aviation Board Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	553

		4,109

MARYLAND 0.4%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.300% due 01/01/2037	300	210

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	285

Maryland State Industrial Development Financing Authority Revenue Notes, Series 2008
5.000% due 12/01/2010	505	508

		1,003

See Accompanying Notes	Annual Report	March 31, 2010	35

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 1.7%

Massachusetts State Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	$1,250	$1,066

Massachusetts State Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,500	1,578

Massachusetts State General Obligation Notes, Series 2010
0.670% due 02/01/2013	1,500	1,504

		4,148

MICHIGAN 3.3%

Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,000	988

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	780	566

Garden City, Michigan Hospital Finance Authority Revenue Bonds, Series 2007
5.000% due 08/15/2038	250	162

Hillsdale, Michigan Hospital Finance Authority Revenue Bonds, Series 1998
5.000% due 05/15/2013	70	70

Meridian, Michigan Economic Development Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2026	955	766

Michigan State Corner Creek Academy East Revenue Bonds, Series 2007
5.250% due 11/01/2036	250	181

Michigan State Doctor Charles Drew Academy Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	445	303

Michigan State Grand Traverse Academy Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	916

Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	858

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
5.000% due 05/01/2011	1,120	1,162

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (f)	230	206

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	1,000	951

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	750	585

Royal Oak, Michigan Hospital Finance Authority Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	593

		8,307

MINNESOTA 2.4%

Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	326

Minneapolis, Minnesota Revenue Bonds, Series 2007
5.400% due 04/01/2028	725	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	$950	$1,050

Minneapolis, Minnesota Tax Allocation Bonds, Series 2006
5.350% due 02/01/2030	200	166

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/01/2037	1,000	881

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	2,000	2,065

Stillwater, Minnesota Revenue Bonds, Series 2007
5.375% due 02/01/2032	500	385

Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	443

		5,875

MISSISSIPPI 0.7%

Mississippi State Business Finance Corp. Revenue Bonds, Series 1998
5.875% due 04/01/2022	1,860	1,853

MISSOURI 1.7%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2025	1,900	1,404
6.000% due 07/01/2037	750	514

Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	220

Independence, Missouri Thirty-Ninth Street Transportation District Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	455

Joplin, Missouri Industrial Development Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,141

Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	246

Missouri State Grindstone Plaza Transportation Development District Sales Tax Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	175
5.550% due 10/01/2036	45	31

		4,186

MONTANA 0.2%

Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (c)	830	462

NEVADA 0.2%

Nevada State Truckee Meadows Water Authority Revenue Notes, Series 2010
5.000% due 07/01/2013	500	550

NEW JERSEY 1.7%

New Jersey State Economic Development Authority Revenue Bonds, Series 2000
7.000% due 11/15/2030	60	57

New Jersey State Economic Development Authority Revenue Bonds, Series 2006
5.375% due 11/01/2036	500	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	$6,000	$3,878

		4,327

NEW MEXICO 0.8%

New Mexico State Educational Assistance Foundation Revenue Notes, Series 2009
4.000% due 09/01/2016	1,000	1,058

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2007
5.250% due 08/15/2026	500	402

Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	512

		1,972

NEW YORK 7.8%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	123

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
3.750% due 06/01/2011	1,000	1,025

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.500% due 01/01/2027	395	385
6.700% due 01/01/2043	1,500	1,401

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	152

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
3.296% due 03/01/2016	1,250	1,029

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,034

New York State Brooklyn Arena Local Development Corp. Revenue Bonds, Series 2009
6.375% due 07/15/2043	1,000	1,034

New York State Dormitory Authority Revenue Bonds, Series 2008
0.320% due 07/01/2037	1,400	1,400
6.250% due 12/01/2037	1,000	954

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	5,000	5,482

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.350% due 06/01/2020	4,400	4,400

Tompkins County, New York Industrial Development Agency Revenue Bonds, Series 2008
0.320% due 07/01/2037	1,000	1,000

		19,419

NORTH CAROLINA 1.6%

Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	150	117

Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	56

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026	1,000	1,034

36	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Carolina State Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	$50	$45

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	708

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	733
6.000% due 04/01/2038	500	382

Surry County, North Carolina Northern Hospital District Revenue Bonds, Series 2008
6.250% due 10/01/2038	800	815

		3,890

OHIO 4.1%

Lucas County, Ohio Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/15/2010	585	596

Ohio State Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,238

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	1,000	845
5.875% due 06/01/2047	3,500	2,549
6.000% due 06/01/2042	1,520	1,128

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.200% due 12/01/2033	800	800

University of Toledo, Ohio Revenue Notes, Series 2009
4.000% due 06/01/2012	910	947

		10,103

PENNSYLVANIA 5.4%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	739

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.375% due 11/15/2040	2,000	1,533

Cambridge, Pennsylvania Area Joint Authority Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	510

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	438

Geisinger, Pennsylvania Authority Revenue Bonds, Series 2009
0.270% due 06/01/2039	300	300

Harrisburg, Pennsylvania Authority Revenue Bonds, Series 2007
6.000% due 09/01/2036	500	439

Lancaster County, Pennsylvania Hospital Authority Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	240
6.375% due 07/01/2030	1,000	942

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2006
5.250% due 01/01/2036	150	133

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	2,615	2,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	$180	$180

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	515

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 1993
6.625% due 11/15/2023	2,000	2,000

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2034	750	602

Susquehanna, Pennsylvania Area Regional Airport Authority Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,750	1,691

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	550	453

		13,334

PUERTO RICO 0.2%

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	380	394

RHODE ISLAND 0.1%

Rhode Island State Health & Educational Building Corp. Revenue Bonds, Series 1998
5.400% due 07/01/2013	155	155

SOUTH CAROLINA 1.3%

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,683
6.000% due 11/15/2037	2,000	1,410

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	145	181

		3,274

TENNESSEE 2.9%

Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,004

Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.250% due 04/01/2036	750	700

Maury County, Tennessee Industrial Development Board Revenue Bonds, Series 1994
6.500% due 09/01/2024 (a)	150	112

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	1,150	749

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2020	850	850
5.250% due 09/01/2021	1,000	1,012
5.250% due 09/01/2023	1,340	1,344
5.250% due 09/01/2024	1,375	1,369

		7,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 10.6%

Brazos, Texas River Authority Revenue Bonds, Series 2001
5.750% due 05/01/2036	$1,500	$1,451
8.250% due 05/01/2033	1,300	838

Brazos, Texas River Authority Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	279

Brazos, Texas River Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	2,000	924

Dallas, Texas Independent School District General Obligation Notes, Series 2009
4.000% due 02/15/2011	800	823

Guadalupe-Blanco, Texas River Authority Revenue Notes, Series 2008
5.625% due 10/01/2017	275	292

Gulf Coast, Texas Waste Disposal Authority Revenue Bonds, Series 2003
5.200% due 05/01/2028	1,000	997

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	2,000	2,156

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	846

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	93
6.125% due 07/15/2027	45	40

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2021	100	99
6.750% due 07/01/2029	1,000	973

Lubbock, Texas Health Facilities Development Corp. Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	233

Lufkin, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.500% due 02/15/2037	750	670

North Texas State Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	156
5.750% due 01/01/2033	1,600	1,652

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,166

Parmer County, Texas Hospital District General Obligation Bonds, Series 2007
5.500% due 02/15/2027	345	344

Pharr, Texas Higher Education Finance Authority Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	512

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,055

Texas State Alliance Airport Authority Revenue Bonds, Series 2007
5.250% due 12/01/2029	500	335

Texas State General Obligation Notes, Series 2009
5.000% due 08/01/2013	445	498

Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2013	450	497

See Accompanying Notes	Annual Report	March 31, 2010	37

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2023	$1,150	$1,142

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	500	522

Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,600	1,733

Texas State Public Finance Authority Revenue Bonds, Series 2007
5.375% due 02/15/2037	2,115	1,716

Tomball, Texas Independent School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 02/15/2011	250	255

Trinity, Texas River Authority Revenue Bonds, Series 2000
6.250% due 05/01/2028	50	29

Tyler, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.375% due 11/01/2037	2,500	2,297

Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	735	664

		26,287

UTAH 2.3%

Spanish Fork, Utah Revenue Bonds, Series 2006
5.550% due 11/15/2026	500	429
5.700% due 11/15/2036	1,000	814

St. George, Utah Revenue Notes, Series 2009
2.500% due 11/01/2011	225	230

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,650	1,337

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,027

Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	510

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	451

		5,798

VIRGIN ISLANDS 0.4%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2009
5.000% due 10/01/2024	1,000	1,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.9%

Bedford County, Virginia Industrial Development Authority Revenue Bonds, Series 1999
6.550% due 12/01/2025	$100	$100

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2007
5.500% due 07/01/2037	570	336

Lewistown, Virginia Commerce Center Community Development Authority Revenue Bonds, Series 2007
6.050% due 03/01/2027	1,150	879

Virginia State Peninsula Town Center Community Development Authority Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,000	962

		2,277

WASHINGTON 1.4%

Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	997

Washington State Certificates of Participation Notes, Series 2009
2.500% due 07/01/2010	1,200	1,204
2.500% due 07/01/2011	400	407

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	277

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	850	578

		3,463

WEST VIRGINIA 1.0%

West Virginia State Economic Development Authority Revenue Bonds, Series 2008
4.850% due 05/01/2019	1,200	1,289

West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	500	498

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	955	759

		2,546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.5%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	$1,150	$860

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2033	250	223

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,040
6.625% due 02/15/2032	1,450	1,513

		3,636

WYOMING 0.2%

University of Wyoming Revenue Notes, Series 2009
3.000% due 06/01/2011	390	399

Total Municipal Bonds & Notes (Cost $262,069)		243,740

MORTGAGE-BACKED SECURITIES 0.2%

Countrywide Alternative Loan Trust
1.971% due 11/25/2035	380	209

Residential Accredit Loans, Inc.
0.379% due 02/25/2047	762	351

Total Mortgage-Backed Securities (Cost $697)		560

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011	7,700	79

Total Convertible Preferred Securities (Cost $578)		79

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

U.S. TREASURY BILLS 0.3%
0.254% due 08/26/2010 (d)	$710	709

Total Short-Term Instruments (Cost $709)		709

Total Investments 100.1% (Cost $266,779)		$248,080

Other Assets and Liabilities (Net) (0.1%)		(154)

Net Assets 100.0%		$247,926

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $709 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Long Island, New York Power Authority Revenue Bonds, Series 2006	GSC	0.950%	06/20/2018	2.660%	$5,000	$(436)	$0	$(436)
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007	GSC	1.500%	06/20/2018	3.470%	5,000	(450)	0	(450)

						$(886)	$0	$(886)

38	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007	5.700%	05/01/2037	06/27/2007	$800	$613	0.25%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	07/30/2008	230	206	0.08%

				$1,030	$819	0.33%

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$2,992	$0	$2,992
Arizona	0	10,094	0	10,094
California	0	16,890	0	16,890
Colorado	0	12,574	0	12,574
Florida	0	14,173	0	14,173
Georgia	0	4,551	0	4,551
Illinois	0	17,170	0	17,170
Indiana	0	10,547	0	10,547
Iowa	0	4,879	0	4,879
Kansas	0	3,051	0	3,051
Louisiana	0	4,109	0	4,109
Massachusetts	0	4,148	0	4,148
Michigan	0	8,307	0	8,307
Minnesota	0	5,875	0	5,875
Missouri	0	4,186	0	4,186
New Jersey	0	4,327	0	4,327
New York	0	19,419	0	19,419
North Carolina	0	3,890	0	3,890
Ohio	0	10,103	0	10,103
Pennsylvania	0	13,334	0	13,334
South Carolina	0	3,274	0	3,274
Tennessee	0	7,140	0	7,140
Texas	0	26,287	0	26,287
Utah	0	5,798	0	5,798
Washington	0	3,463	0	3,463
Wisconsin	0	3,636	0	3,636
Other Investments +++	79	23,784	0	23,863

Investments, at value	$79	$248,001	$0	$248,080
Financial Derivative Instruments ++++	$0	$0	$(886)	$(886)

Totals	$79	$248,001	$(886)	$247,194

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(2,711)	$0	$0	$0	$1,825	$0	$(886)	$297

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

See Accompanying Notes	Annual Report	March 31, 2010	39

Schedule of Investments  High Yield Municipal Bond Fund   (Cont.)

March 31, 2010

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$886	$0	$0	$886

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(951)	$0	$0	$(951)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,097	$0	$0	$2,097

^	See note 4 in the Notes to Financial Statements for additional information.

40	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments  Municipal Bond Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

American International Group, Inc.
4.250% due 05/15/2013	$600	$589
4.700% due 10/01/2010	1,400	1,414
4.950% due 03/20/2012	100	102
5.600% due 10/18/2016	100	93
8.175% due 05/15/2068	200	171
8.250% due 08/15/2018	900	946

SLM Corp.
4.500% due 07/26/2010	1,500	1,507

Total Corporate Bonds & Notes (Cost $4,058)		4,822

MUNICIPAL BONDS & NOTES 97.1%

ALABAMA 1.3%

Alabama State 21st Century Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	2,295	2,353

Jefferson County, Alabama Limited Obligation Revenue Bonds, Series 2004
5.250% due 01/01/2019	3,300	2,936

		5,289

ALASKA 0.6%

Alaska State Housing Finance Corp. Revenue Bonds, (NPFGC Insured), Series 2002
5.250% due 06/01/2032	540	544

Alaska State Industrial Development & Export Authority Revenue Notes, Series 2010
5.000% due 04/01/2012	250	268

Anchorage, Alaska General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2018	1,480	1,631

		2,443

ARIZONA 1.8%

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	6,000	5,186

Pima County, Arizona Industrial Development Authority Revenue Bonds, (HUD Insured), Series 1998
5.375% due 06/01/2010	455	456

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	2,000	2,014

		7,656

CALIFORNIA 16.8%

Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1997
0.000% due 09/01/2035	4,000	761

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,565	2,585

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	6,445	7,006

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	7,800	8,098
5.625% due 07/01/2032	3,200	3,247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	$1,000	$1,063

California State Imperial Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2031	3,010	706

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	1,655

Culver, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2023	630	618

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, (NPFGC-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,549

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	18,690	20,664

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	4,750	3,718

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	3,850	3,317

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2015	2,890	2,390
0.000% due 08/01/2016	1,400	1,077

Poway, California Unified School District Special Tax Bonds, Series 2005
4.700% due 09/01/2016	940	945
4.800% due 09/01/2017	875	877

Poway, California Unified School District Special Tax Notes, Series 2005
4.600% due 09/01/2015	420	427

Sacramento County, California Sanitation District Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
5.250% due 12/01/2018	275	313

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	3,000	3,000

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	4,000	4,171

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,500	1,652

		69,839

COLORADO 2.8%

Boulder County, Colorado Revenue Notes, Series 2009
5.000% due 07/15/2018	1,740	1,969

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2003
5.500% due 05/15/2030	1,375	1,442

Colorado State Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	900

Colorado State Housing & Finance Authority Revenue Bonds, (FHA/VA Insured), Series 2000
5.700% due 10/01/2022	20	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Housing & Finance Authority Revenue Bonds, Series 2000
6.700% due 10/01/2016	$10	$10
6.750% due 04/01/2015	35	35

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,500	7,200

		11,577

DISTRICT OF COLUMBIA 1.1%

District of Columbia Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 02/01/2035	4,685	4,310

District of Columbia Revenue Notes, Series 2009
5.000% due 04/01/2019	400	423

		4,733

FLORIDA 4.7%

Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,270	1,287

Florida State JEA Water & Sewer System Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 10/01/2020	5,000	4,182

Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	7,000	6,920

Miami-Dade County, Florida Revenue Bonds, Series 2009
5.500% due 10/01/2036	1,000	1,013

Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	754

Orange County, Florida Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1996
6.250% due 10/01/2011	290	307

Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
4.691% due 10/01/2021	5,000	4,309

Tampa, Florida Guaranteed Entitlement Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	735	761

		19,533

GEORGIA 0.3%

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2008
6.250% due 07/15/2028 (a)	1,000	618

Georgia State Municipal Electric Authority Revenue Bonds, (NPFGC-IBC Insured), Series 1997
6.500% due 01/01/2012	85	90

Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	560	582

		1,290

HAWAII 0.1%

Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2017	300	342

ILLINOIS 8.3%

Chicago, Illinois Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,197

See Accompanying Notes	Annual Report	March 31, 2010	41

Schedule of Investments  Municipal Bond Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2020	$1,000	$602

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 12/01/2031	1,000	292

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
0.000% due 01/01/2020 (d)	1,290	1,358

Chicago, Illinois Waste & Water Revenue Bonds, (NPFGC Insured), Series 1998
0.000% due 01/01/2021	2,000	1,196

Cook County, Illinois Community School District No. 97-Oak Park General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,181

Cook County, Illinois School District No. 63-East Maine General Obligation Notes, Series 2010
2.250% due 12/01/2013	110	112

Cook County, Illinois School District No. 122-Oak Lawn General Obligation Bonds, (NPFGC-FGIC Insured), Series 2000
0.000% due 12/01/2016	2,570	2,023

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Bonds, Series 2002
0.000% due 12/01/2012	135	127
0.000% due 12/01/2014	255	219
0.000% due 12/01/2015	1,885	1,541

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Notes, Series 2002
0.000% due 12/01/2011	125	121

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	170

Illinois State Finance Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2023	3,935	3,814

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	1,500	1,506

Illinois State Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1992
6.250% due 09/01/2021	695	834

Illinois State Revenue Bonds, Series 2009
5.250% due 06/15/2034	2,000	2,080

Kane, McHenry, Cook & De Kalb Counties, Illinois Unit School District No. 300 General Obligation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2020	1,290	784

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	3,000	2,864

Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	4,278

Northern Illinois State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 01/01/2018	1,000	1,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Will & Kendall Counties, Illinois Community Consolidated School District No. 202 General Obligation Notes, Series 2010
3.000% due 01/01/2013	$1,000	$1,026

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	3,400	2,219

		34,615

INDIANA 4.4%

Danville, Indiana Multi-School Building Corp. Revenue Bonds, (FSA Insured), Series 2001
4.400% due 01/15/2012	170	174
4.500% due 01/15/2013	190	194
4.650% due 01/15/2014	210	214
4.750% due 01/15/2015	235	238
4.850% due 01/15/2016	295	298

Danville, Indiana Multi-School Building Corp. Revenue Notes, (FSA Insured), Series 2001
4.250% due 07/15/2011	290	297
5.000% due 07/15/2010	95	95

Indiana State Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,666

Indiana State Finance Authority Revenue Bonds, Series 2009
5.000% due 02/01/2023	250	278

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.250% due 02/15/2040	5,000	4,747

Indiana State IPS Multi-School Building Corp. Revenue Bonds, (NPFGC Insured), Series 2007
3.000% due 01/15/2026	6,800	5,404

Indiana State Tri-Creek School Building Corp. Revenue Bonds, (FSA Insured), Series 2007
4.250% due 07/15/2020	1,000	1,012

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 1992
6.750% due 02/01/2014	845	928

Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	543

Mishawaka, Indiana School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.250% due 01/15/2026	1,325	1,310

South Bend, Indiana Redevelopment Authority Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	414
5.200% due 02/01/2012	230	235
5.500% due 02/01/2015	180	184

		18,231

IOWA 0.4%

Des Moines, Iowa Independent Community School District Revenue Notes, Series 2010
5.000% due 06/01/2012	1,340	1,439

KANSAS 0.4%

Kansas State Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	531

Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyandotte County-Kansas City, Kansas Unified Government Revenue Notes, Series 2010
5.000% due 09/01/2015	$380	$421

		1,529

KENTUCKY 0.1%

Kentucky State Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	565	567

LOUISIANA 1.7%

Louisiana State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 04/01/2019	270	287

Louisiana State St. Tammany Parish Revenue Notes, Series 2010
5.000% due 08/01/2016	615	678
5.000% due 08/01/2018	505	545

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	5,930	5,528

		7,038

MARYLAND 0.5%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	2,250	1,903

MASSACHUSETTS 2.7%

Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 2005
5.000% due 03/01/2035	1,000	900

Massachusetts State Development Finance Agency Revenue Notes, Series 2009
2.875% due 10/01/2014	1,000	998

Massachusetts State Educational Financing Authority Revenue Notes, Series 2010
2.000% due 01/01/2012	500	502

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
3.506% due 11/01/2019	5,090	4,447
3.516% due 11/01/2020	2,595	2,238

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	528

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
2.045% due 01/01/2016	750	719
2.543% due 01/01/2017	1,000	940

		11,272

MICHIGAN 1.0%

Michigan State Building Authority Revenue Bonds, (FSA-CR/FGIC Insured), Series 2006
0.000% due 10/15/2023	3,400	1,689

Michigan State Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,035

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	1,350	1,235

		3,959

42	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.5%

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	$2,000	$2,065

MISSOURI 1.4%

Lee's Summit, Missouri Strother Interchange Transportation Development District Revenue Bonds, Series 2006
5.000% due 05/01/2024	500	397

Missouri State Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	1,971

Missouri State Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2014	1,035	1,113
5.000% due 11/01/2015	540	579

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2000
5.750% due 07/01/2014	350	354

Missouri State Housing Development Commission Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	230	233

St. Louis County, Missouri Industrial Development Authority Revenue Bonds, Series 2005
5.000% due 11/01/2024	1,250	1,054

		5,701

NEW HAMPSHIRE 0.7%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.270% due 06/01/2031	2,000	2,000
0.270% due 06/01/2041	975	975

		2,975

NEW JERSEY 3.0%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.600% due 01/01/2012	430	426
6.000% due 11/01/2028	3,500	2,786
6.500% due 04/01/2018	665	693
6.500% due 04/01/2031	500	497

New Jersey State Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,486

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	7,350	4,750

		12,638

NEW MEXICO 1.3%

New Mexico State Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	5,000	5,202

NEW YORK 7.3%

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
3.486% due 09/01/2015	3,000	2,870

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2001
5.250% due 11/01/2015	300	320

New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.416% due 03/01/2020	$3,900	$3,056
3.466% due 03/01/2022	4,000	3,033
5.000% due 03/01/2031	4,145	4,147

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
3.476% due 03/01/2023	4,000	2,975

New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	220	220

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	1,630	1,722

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,149

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	150	162

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	2,790	2,886

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.300% due 12/01/2037	300	300

		30,520

NORTH CAROLINA 1.5%

Durham, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2021	550	595

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026	1,000	1,034

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2017	1,000	1,109

North Carolina State Medical Care Commission Revenue Bonds, Series 2010
5.000% due 06/01/2034	1,500	1,505

North Carolina State Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	1,999

North Carolina State Municipal Power Agency No. 1 Revenue Notes, Series 2008
5.250% due 01/01/2017	30	34

		6,276

NORTH DAKOTA 0.2%

Cass County, North Dakota Revenue Bonds, (AGC Insured), Series 2008
5.125% due 02/15/2037	1,000	990

OHIO 3.2%

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	4,500	4,783

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	450	348
5.875% due 06/01/2047	5,600	4,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	$140	$155

Ohio State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	3,145	3,553

Ohio State Higher Educational Facility Commission Revenue Notes, Series 2010
4.000% due 01/15/2013	150	158

		13,075

OREGON 0.2%

Oregon State Facilities Authority Revenue Bonds, Series 2010
5.250% due 10/01/2040	1,000	997

PENNSYLVANIA 2.4%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	790	773

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
3.000% due 05/15/2011	250	256

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	800	814

Pennsylvania State General Obligation Bonds, Series 2009
5.000% due 04/15/2020	5,000	5,684

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 08/01/2017	1,500	1,694

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	925

		10,146

PUERTO RICO 0.6%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.817% due 07/01/2019	3,000	2,333

Puerto Rico Children's Trust Fund Revenue Bonds, Series 2000
6.000% due 07/01/2026	150	152

		2,485

RHODE ISLAND 1.2%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	5,525	5,010

SOUTH CAROLINA 0.9%

Greenville County, South Carolina School District Revenue Bonds, (FSA Insured), Series 2006
5.000% due 12/01/2020	2,395	2,542

Piedmont, South Carolina Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2015	250	276

South Carolina State Jobs-Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 02/01/2038	1,000	1,037

		3,855

See Accompanying Notes	Annual Report	March 31, 2010	43

Schedule of Investments  Municipal Bond Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 2.4%

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	$4,000	$3,958
5.000% due 02/01/2024	1,400	1,370
5.000% due 02/01/2027	5,000	4,802

		10,130

TEXAS 13.8%

Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	90	94

Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	2,260	1,209

Fort Bend County, Texas General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 03/01/2031	400	408

Godley, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,219

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	4,000	4,311

Harris County, Texas General Obligation Bonds, Series 2009
5.000% due 10/01/2021	1,000	1,131

Houston, Texas Airport System Revenue Bonds, (NPFGC-FGIC Insured), Series 1998
5.000% due 07/01/2025	5,000	4,719

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	973

Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	165	167

Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,060

Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.000% due 02/15/2018	20	12

North Central Texas State Health Facility Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2017	1,000	1,065

North Texas State Health Facilities Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 09/01/2020	895	909

Springtown, Texas Independent School District, General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.000% due 02/15/2033	10,160	10,706

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	3,425	3,471

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,616

Texas State Alliance Airport Authority Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	993

Texas State Leander Independent School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
0.000% due 08/15/2023	1,195	641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Lower Colorado River Authority Revenue Bonds, (NPFGC Insured), Series 2006
4.750% due 05/15/2029	$7,000	$6,930

Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	846

Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2013	1,000	1,105

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,169

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	850	887

Texas State Transportation Commission Revenue Bonds, Series 2006
4.750% due 04/01/2024	5,020	5,276

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (g)	1,400	1,565

University of Texas Revenue Notes, Series 2010
5.000% due 08/15/2018 (b)	1,000	1,153

Waxahachie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2022	1,000	606

Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	150	172

		57,413

UTAH 0.2%

Utah State Intermountain Power Agency Revenue Bonds, (AMBAC Insured), Series 1993
0.000% due 07/01/2017	1,000	782

VIRGIN ISLANDS 0.4%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,500	1,515

VIRGINIA 0.3%

Virginia State Housing Development Authority Revenue Bonds, (NPFGC Insured), Series 2001
5.350% due 07/01/2031	1,000	1,006

WASHINGTON 4.4%

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2028	2,500	2,642

Snohomish County, Washington School District No. 2 Everett General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,845	2,061

Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2019	2,520	1,710

Washington State General Obligation Notes, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	5,337

Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	830	865

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	$4,220	$4,248

Yakima County, Washington School District No. 208 General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2023	1,220	1,310

		18,173

WISCONSIN 2.2%

Wisconsin State Clean Water Revenue Bonds, Series 2002
5.000% due 06/01/2018	100	104
5.000% due 06/01/2019	100	104
5.000% due 06/01/2020	100	103
5.100% due 06/01/2021	100	104
5.100% due 06/01/2022	100	103
5.100% due 06/01/2023	100	103

Wisconsin State General Obligation Notes, Series 2008
4.750% due 05/01/2018	5,000	5,374

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2032	580	605

Wisconsin State Housing & Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2002
4.700% due 11/01/2012	315	320
5.350% due 11/01/2022	1,210	1,242

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.700% due 05/01/2012	1,175	1,188

		9,350

Total Municipal Bonds & Notes (Cost $406,625)		403,559

MORTGAGE-BACKED SECURITIES 1.1%

Countrywide Alternative Loan Trust
1.971% due 11/25/2035	2,279	1,254
2.511% due 11/25/2035	2,470	1,411

Residential Accredit Loans, Inc.
0.379% due 02/25/2047	4,382	2,017

Total Mortgage-Backed Securities (Cost $5,752)		4,682

SHORT-TERM INSTRUMENTS 0.5%

U.S. TREASURY BILLS 0.5%
0.236% due 08/26/2010-09/02/2010 (c)(e)	2,140	2,138

Total Short-Term Instruments (Cost $2,138)		2,138

Total Investments 99.9% (Cost $418,573)		$415,201

Other Assets and Liabilities (Net) 0.1%		562

Net Assets 100.0%		$415,763

44	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Security becomes interest bearing at a future date.
(e)	Securities with an aggregate market value of $2,138 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2008	GSC	0.530%	06/20/2018	1.410%	$5,000	$(268)	$0	$(268)
Bay Area, California Toll Authority Revenue Bonds, Series 2006	GSC	0.700%	06/20/2018	1.970%	5,000	(356)	0	(356)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001	GSC	0.640%	06/20/2018	1.870%	5,000	(350)	0	(350)
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	GSC	0.650%	06/20/2018	2.020%	5,000	(382)	0	(382)
San Antonio, Texas Revenue Bonds, Series 2005	GSC	0.700%	06/20/2018	1.460%	5,000	(229)	0	(229)
Utah State Intermountain Power Agency Revenue Bonds, Series 2008	GSC	0.880%	06/20/2018	1.810%	5,000	(267)	0	(267)
Washington State Energy Northwest Revenue Notes, Series 2008	GSC	0.700%	06/20/2018	1.860%	5,000	(331)	0	(331)

						$(2,183)	$0	$(2,183)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,488	$1,565	0.38%

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$4,822	$0	$4,822
Alabama	0	5,289	0	5,289
Arizona	0	7,656	0	7,656
California	0	69,839	0	69,839
Colorado	0	11,577	0	11,577
District of Columbia	0	4,733	0	4,733
Florida	0	19,533	0	19,533
Illinois	0	34,615	0	34,615
Indiana	0	18,231	0	18,231
Louisiana	0	7,038	0	7,038
Massachusetts	0	11,272	0	11,272
Missouri	0	5,701	0	5,701
New Jersey	0	12,638	0	12,638
New Mexico	0	5,202	0	5,202
New York	0	30,520	0	30,520
North Carolina	0	6,276	0	6,276
Ohio	0	13,075	0	13,075
Pennsylvania	0	10,146	0	10,146
Rhode Island	0	5,010	0	5,010

See Accompanying Notes	Annual Report	March 31, 2010	45

Schedule of Investments  Municipal Bond Fund   (Cont.)

March 31, 2010

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Tennessee	$0	$10,130	$0	$10,130
Texas	0	57,413	0	57,413
Washington	0	18,173	0	18,173
Wisconsin	0	9,350	0	9,350
Other Investments +++	0	36,962	0	36,962

Investments, at value	$0	$415,201	$0	$415,201
Financial Derivative Instruments ++++	$0	$0	$(2,183)	$(2,183)

Totals	$0	$415,201	$(2,183)	$413,018

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(12,606)	$0	$0	$0	$10,423	$0	$(2,183)	$1,348

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$2,183	$0	$0	$2,183

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(8,102)	$0	$0	$(8,102)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$11,946	$0	$0	$11,946

^	See note 4 in the Notes to Financial Statements for additional information.

46	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments  MuniGO Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 99.9%

ALABAMA 2.5%

Alabama State General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/01/2017	$730	$838

ARIZONA 2.3%

Mesa, Arizona General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
5.000% due 07/01/2018	700	772

CALIFORNIA 16.3%

Bakersfield, California Certificates of Participation Bonds, Series 1991
0.000% due 04/15/2021	1,000	628

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	1,000	1,087

California State General Obligation Notes, Series 2009
5.000% due 07/01/2019	250	274

California State William S. Hart Union High School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	100	100

Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	1,000	510

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2024	500	505

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	500	438

Napa Valley, California Unified School District General Obligation Notes, Series 2009
5.500% due 08/01/2018	125	143
5.500% due 08/01/2019	150	171

Nevada, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2019	525	568

San Bernardino, California Community College District General Obligation Notes, Series 2009
0.000% due 08/01/2016	320	245

San Joaquin, California Hills Transportation Corridor Agency Revenue Bonds, Series 1993
0.000% due 01/01/2014	300	279

San Rafael, California City High School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2027	325	333

Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025	500	202

		5,483

CONNECTICUT 0.5%

East Lyme, Connecticut General Obligation Notes, Series 2009
4.000% due 07/15/2017	150	157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.3%

Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2020	$500	$549

Florida State Board of Education General Obligation Notes, Series 2009
5.000% due 06/01/2018	500	567

		1,116

GEORGIA 5.9%

Douglasville, Georgia General Obligation Notes, (AGC Insured), Series 2009
5.000% due 02/01/2019	590	675

Georgia State General Obligation Bonds, Series 2007
5.000% due 12/01/2018	150	174

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	1,000	1,141

		1,990

ILLINOIS 3.9%

Chicago, Illinois Board of Education General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 12/01/2019	500	541

Chicago, Illinois General Obligation Bonds, Series 2008
5.250% due 01/01/2021	100	110

Cook County, Illinois General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2017	100	109

Cook County, Illinois School District No. 63-East Maine General Obligation Notes, Series 2010
4.000% due 12/01/2015	500	539

		1,299

IOWA 3.4%

Des Moines, Iowa General Obligation Notes, Series 2010
5.000% due 06/01/2015	1,000	1,151

LOUISIANA 1.5%

Louisiana State General Obligation Notes, Series 2009
5.000% due 05/01/2018	445	499

MASSACHUSETTS 4.7%

Malden, Massachusetts General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 10/15/2020	560	621

Massachusetts State General Obligation Bonds, (NPFGC-IBC Insured), Series 2001
5.500% due 11/01/2019	150	177

Massachusetts State General Obligation Bonds, Series 2002
5.500% due 08/01/2018	250	294

Worcester, Massachusetts General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 11/01/2020	450	499

		1,591

MINNESOTA 1.7%

Minnesota State General Obligation Bonds, Series 2006
5.000% due 11/01/2016	500	580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 3.9%

De Soto County, Mississippi General Obligation Notes, Series 2009
5.000% due 11/01/2019	$300	$340

Mississippi State General Obligation Bonds, Series 2002
5.500% due 12/01/2018	125	147

Mississippi State General Obligation Bonds, Series 2008
5.000% due 10/01/2021	750	835

		1,322

NEVADA 1.9%

Clark County, Nevada School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 06/15/2021	500	539

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	100	110

		649

NEW YORK 3.4%

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
4.000% due 06/01/2012	100	104

New York City, New York General Obligation Bonds, Series 2008
5.250% due 09/01/2020	150	167

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2021	500	547

Somers, New York Central School District General Obligation Notes, Series 2009
5.000% due 07/15/2019	300	342

		1,160

OHIO 8.9%

Cincinnati, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2020	150	167

Dayton, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2019	500	549

Mason, Ohio City School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 12/01/2015	500	567

Ohio State General Obligation Bonds, Series 2002
5.500% due 02/01/2020	500	584

Ohio State General Obligation Notes, Series 2010
5.000% due 08/01/2016	1,000	1,142

		3,009

OREGON 2.4%

Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 06/15/2018	700	810

PENNSYLVANIA 5.1%

Lancaster County, Pennsylvania General Obligation Bonds, Series 2009
5.000% due 11/01/2019	600	676

See Accompanying Notes	Annual Report	March 31, 2010	47

Schedule of Investments  MuniGO Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania State General Obligation Notes, Series 2009
5.000% due 04/15/2018	$900	$1,034

		1,710

SOUTH CAROLINA 4.4%

Charleston County, South Carolina General Obligation Notes, Series 2009
5.500% due 08/01/2019	500	600

Fort Mill, South Carolina School District No. 4 General Obligation Bonds, Series 2009
5.000% due 03/01/2021	780	874

		1,474

TENNESSEE 2.3%

Memphis, Tennessee General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 10/01/2018	700	788

TEXAS 15.5%

Carroll, Texas Independent School District General Obligation Notes, Series 2009
5.250% due 02/15/2019	500	569

Harris County, Texas General Obligation Bonds, Series 2008
5.000% due 10/01/2019	500	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas General Obligation Bonds, Series 2009
5.000% due 10/01/2021	$1,000	$1,132

Houston, Texas General Obligation Bonds, Series 1998
5.500% due 03/01/2017	500	584

Houston, Texas Water and Sewer Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2019	350	239

Mesquite, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 08/15/2017	200	225

Pharr San-Juan Alamo, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
5.500% due 02/01/2019	100	114

Spring Branch, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.250% due 02/01/2038	250	264

Spring Branch, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 02/01/2016	500	568

Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2021	250	278

Texas State General Obligation Notes, Series 2009
5.000% due 08/01/2015	585	673

		5,223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.4%

Washington State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	$400	$451
5.000% due 01/01/2021	150	167
5.000% due 08/01/2030	400	426

Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	400	444

		1,488

WISCONSIN 1.7%

Milwaukee, Wisconsin General Obligation Bonds, Series 2001
5.000% due 06/15/2019	500	565

Total Municipal Bonds & Notes (Cost $33,424)		33,674

Total Investments 99.9% (Cost $33,424)		$33,674

Other Assets and Liabilities (Net) 0.1%		29

Net Assets 100.0%		$33,703

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Alabama	$0	$838	$0	$838
California	0	5,483	0	5,483
Florida	0	1,116	0	1,116
Georgia	0	1,990	0	1,990
Illinois	0	1,299	0	1,299
Iowa	0	1,151	0	1,151
Massachusetts	0	1,591	0	1,591
Mississippi	0	1,322	0	1,322
New York	0	1,160	0	1,160
Ohio	0	3,009	0	3,009
Oregon	0	810	0	810
Pennsylvania	0	1,710	0	1,710
South Carolina	0	1,474	0	1,474
Tennessee	0	788	0	788
Texas	0	5,223	0	5,223
Washington	0	1,488	0	1,488
Other Investments +++	0	3,222	0	3,222

Investments, at value	$0	$33,674	$0	$33,674

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

48	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments  New York Municipal Bond Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.5%

American International Group, Inc.
4.250% due 05/15/2013	$150	$147
4.700% due 10/01/2010	300	303
5.600% due 10/18/2016	100	93

SLM Corp.
0.479% due 10/25/2011	50	48
4.500% due 07/26/2010	300	302

Total Corporate Bonds & Notes (Cost $796)		893

MUNICIPAL BONDS & NOTES 97.8%

CALIFORNIA 1.2%

California Statewide Communities Development Authority Revenue Bonds, Series 2007
9.000% due 11/01/2017	275	231

Hayward, California Unified School District General Obligation Bonds, Series 2008
5.000% due 08/01/2033	1,000	933

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	1,000	862

		2,026

ILLINOIS 0.4%

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	900	587

NEW YORK 91.6%

Babylon, New York Industrial Development Agency Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,069

Buffalo, New York Fiscal Stability Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 09/01/2014	1,040	1,176

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	83

Erie County, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
5.250% due 03/15/2017	1,000	1,038

Erie County, New York Industrial Development Agency Revenue Bonds, (FSA Insured), Series 2004
5.750% due 05/01/2025	1,000	1,067

Genesee County, New York General Obligation Notes, Series 2010
2.500% due 04/15/2011	500	510

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	3,920	3,964

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,495	1,531

Long Island, New York Power Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,044

Long Island, New York Power Authority Revenue Bonds, Series 1998
0.290% due 05/01/2033	500	500

Long Island, New York Power Authority Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	$1,500	$1,625

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
3.486% due 09/01/2015	500	478

Nassau County, New York General Obligation Notes, Series 2009
4.000% due 06/01/2011	1,000	1,035

Nassau County, New York Interim Finance Authority Revenue Bonds, Series 2009
5.000% due 11/15/2020	2,000	2,272

New Rochelle, New York City School District General Obligation Notes, (AGC Insured), Series 2010
5.000% due 12/01/2017	1,000	1,145

New York City, New York General Obligation Bonds, (FSA Insured), Series 2005
1.736% due 08/01/2016	2,500	2,319

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2018	500	544

New York City, New York General Obligation Bonds, Series 1993
0.290% due 08/01/2020	700	700

New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,770	1,882

New York City, New York General Obligation Bonds, Series 2006
5.000% due 08/01/2022	1,000	1,068

New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,090
5.000% due 10/01/2019	2,300	2,503

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2021	500	547

New York City, New York General Obligation Notes, (NPFGC-IBC Insured), Series 2002
5.750% due 08/01/2011	250	266

New York City, New York General Obligation Notes, Series 2005
5.000% due 04/01/2011	250	261

New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	568

New York City, New York Industrial Development Agency Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 02/01/2036	500	428
5.000% due 01/01/2046	1,500	1,269

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.466% due 03/01/2022	1,400	1,062
5.000% due 03/01/2031	750	750

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
3.476% due 03/01/2023	2,350	1,748

New York City, New York Industrial Development Agency Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	207

New York City, New York Industrial Development Agency Revenue Bonds, Series 2002
6.450% due 07/01/2032	235	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	$835	$727
5.500% due 01/01/2016	1,000	1,060

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
3.296% due 03/01/2016	2,425	1,996

New York City, New York Local Government Assistance Corp. Revenue Bonds, Series 2008
5.000% due 04/01/2019	2,500	2,845

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	1,000	1,010

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,131

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	520
5.000% due 06/15/2040	2,660	2,737
5.250% due 06/15/2040	1,000	1,067

New York City, New York Transitional Finance Authority Revenue Bonds, (FSA Insured), Series 2003
5.250% due 02/01/2014	1,000	1,106

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
0.350% due 11/01/2022	1,500	1,500
5.000% due 08/01/2024	525	553
5.250% due 02/01/2029	1,500	1,551

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.000% due 01/15/2020	5,000	5,444

New York City, New York Transitional Finance Authority Revenue Notes, Series 2002
5.250% due 11/01/2011	600	644

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	1,000	1,123

New York City, New York Transitional Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2013	200	225

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.350% due 04/01/2027	100	100
5.000% due 04/01/2028	2,540	2,701

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
5.000% due 01/01/2034	2,000	2,108

New York State Brooklyn Arena Local Development Corp. Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	776

New York State Dormitory Authority Revenue Bonds, (BHAC-CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,055

New York State Dormitory Authority Revenue Bonds, (BHAC-CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,085

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	165	174

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 1999
4.750% due 08/15/2022	500	503

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 10/01/2030	750	770

See Accompanying Notes	Annual Report	March 31, 2010	49

Schedule of Investments  New York Municipal Bond Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	$1,000	$1,089

New York State Dormitory Authority Revenue Bonds, Series 1990
0.290% due 07/01/2025	1,100	1,100

New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	151

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	437

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	768

New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,132
5.000% due 07/01/2026	500	472

New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,052
5.000% due 02/15/2037	2,000	1,988

New York State Dormitory Authority Revenue Bonds, Series 2008
0.320% due 07/01/2037	400	400
5.000% due 07/01/2029	2,500	2,668
5.000% due 07/01/2038	1,000	1,041
6.125% due 12/01/2029	500	491
6.250% due 12/01/2037	350	334

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,040
5.500% due 05/01/2037	400	407

New York State Dormitory Authority Revenue Notes, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	479

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2002
5.000% due 10/01/2012	500	543

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	250	263

New York State Dormitory Authority Revenue Notes, (NPFGC-FGIC/FHA Insured), Series 2005
5.000% due 02/01/2013	965	1,047

New York State Dormitory Authority Revenue Notes, Series 2001
5.250% due 07/01/2010	860	865

New York State Dormitory Authority Revenue Notes, Series 2007
4.000% due 08/15/2014	1,765	1,886

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,000	1,105
5.000% due 07/01/2015	1,000	1,120
5.000% due 12/15/2016	2,000	2,292
5.000% due 07/01/2017	2,000	2,193

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,113

New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
4.550% due 05/01/2012	1,000	1,011
5.000% due 06/15/2014	400	435

New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	2,000	2,180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	$3,200	$3,437

New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	1,250	1,295

New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,406

New York State Environmental Facilities Corp. Revenue Notes, Series 2002
5.000% due 06/15/2012	500	545

New York State Housing Finance Agency Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,036

New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	361

New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	202

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2002
5.750% due 07/01/2018	1,000	1,162

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,012

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,597

New York State Port Authority of New York & New Jersey Revenue Bonds, (FSA Insured), Series 2006
4.750% due 12/01/2026	3,000	2,993

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.350% due 06/01/2020	1,500	1,500

New York State Power Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 11/15/2020	500	542

New York State Sales Tax Asset Receivables Corp. Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,131

New York State Thruway Authority Revenue Bonds, (FSA Insured), Series 2005
4.750% due 01/01/2029	2,000	2,030
4.750% due 01/01/2030	1,000	1,005

New York State Thruway Authority Revenue Notes, (FSA Insured), Series 2005
5.000% due 04/01/2014	500	562

New York State Thruway Authority Revenue Notes, (NPFGC Insured), Series 2002
5.250% due 04/01/2011	500	524

New York State Tobacco Settlement Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 06/01/2022	1,000	1,061

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	3,610	3,967
5.000% due 11/15/2037	2,000	2,082

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	500	537

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	2,000	1,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 01/01/2019	$2,000	$2,239

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	517

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	550	586

New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2015	1,000	1,158

Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	465

Oneida County, New York Industrial Development Agency, Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,796

Onondaga, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	283

Orange County, New York General Obligation Notes, Series 2005
5.000% due 07/15/2013	500	560

Rensselaer, New York Municipal Leasing Corp. Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,031

Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	400	407

St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,592

Suffolk County, New York Industrial Development Agency Revenue Bonds, Series 2000
5.000% due 03/01/2026	1,075	1,085

Tompkins County, New York Industrial Development Agency Revenue Bonds, Series 2008
0.320% due 07/01/2037	1,120	1,120

Troy, New York Industrial Development Agency Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	530

Yonkers, New York General Obligation Notes, Series 2010
2.000% due 11/15/2011	1,305	1,315

Yonkers, New York Industrial Development Agency Revenue Bonds, Series 2001
5.000% due 06/01/2015	575	633

		154,797

PUERTO RICO 4.1%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.817% due 07/01/2019	3,650	2,839
0.837% due 07/01/2020	1,000	761

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035	250	266

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	1,200	1,245

Puerto Rico Electric Power Authority Revenue Bonds, (XLCA Insured), Series 2002
5.375% due 07/01/2016	305	335

50	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	$1,250	$1,317

Puerto Rico Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	211

		6,974

TEXAS 0.4%

Coppell, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
0.000% due 08/15/2016	805	667

VIRGIN ISLANDS 0.1%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	252

Total Municipal Bonds & Notes (Cost $160,059)		165,303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$921	$921

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $940. Repurchase proceeds are $921.)

Total Short-Term Instruments (Cost $921)		921

Total Investments 98.9% (Cost $161,776)		$167,117

Other Assets and Liabilities (Net) 1.1%		1,850

Net Assets 100.0%		$168,967

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Cash of $14 has been pledged as collateral for futures contracts on March 31, 2010. On March 31, 2010, there were no open futures contracts.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
New York	$0	$154,797	$0	$154,797
Other Investments +++	0	12,320	0	12,320

Investments, at value	$0	$167,117	$0	$167,117

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(2,013)	$0	$0	$0	$2,013	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	March 31, 2010	51

Schedule of Investments  New York Municipal Bond Fund   (Cont.)

March 31, 2010

(b)	Fair Value of Derivative Instruments ^

The following is a summary of the risk exposure related to derivative instruments held during the year by the fund:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(1,699)	$0	$0	$(1,699)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,169	$0	$0	$2,169

^	See note 4 in the Notes to Financial Statements for additional information.

52	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Schedule of Investments  Short Duration Municipal Income Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

American International Group, Inc.
4.250% due 05/15/2013	$300	$295
4.700% due 10/01/2010	700	707

General Electric Capital Corp.
0.419% due 07/27/2012	450	443

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,400	1,497

SLM Corp.
0.479% due 10/25/2011	125	119
4.500% due 07/26/2010	800	804

Total Corporate Bonds & Notes (Cost $3,589)		3,865

MUNICIPAL BONDS & NOTES 100.5%

ALABAMA 0.4%

Cullman County, Alabama Health Care Authority Revenue Notes, Series 2009
5.000% due 02/01/2012	1,245	1,289

ALASKA 0.2%

North Slope, Alaska General Obligation Notes, Series 2009
5.000% due 06/30/2012	750	810

ARIZONA 2.0%

Greater Arizona State Development Authority Infrastructure Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2011	2,195	2,295
5.000% due 08/01/2012	2,305	2,479

Maricopa, Arizona Hospital Revenue Notes, Series 2005
5.000% due 04/01/2010	2,000	2,000

		6,774

ARKANSAS 0.1%

University of Arkansas Revenue Notes, Series 2009
3.000% due 11/01/2012	200	210

CALIFORNIA 23.2%

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.290% due 04/01/2045	4,000	4,000

California State Department of Water Resources Revenue Bonds, (FSA Insured), Series 2002
0.320% due 05/01/2022	5,000	5,000

California State Department of Water Resources Revenue Bonds, (FSA Insured), Series 2005
0.320% due 05/01/2016	3,000	3,000

California State Department of Water Resources Revenue Bonds, Series 2002
0.290% due 05/01/2022	2,000	2,000
6.000% due 05/01/2014	3,075	3,402

California State Department of Water Resources Revenue Bonds, Series 2005
0.270% due 05/01/2022	5,300	5,300

California State Educational Facilities Authority Revenue Bonds, Series 2000
0.250% due 12/01/2030	3,000	3,000

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2026	3,575	3,575
0.280% due 10/01/2036	2,700	2,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Educational Facilities Authority Revenue Notes, Series 2010
1.090% due 10/01/2015	$1,000	$1,000

California State Health Facilities Financing Authority Revenue Bonds, Series 2002
0.240% due 09/01/2025	200	200

California State Health Facilities Financing Authority Revenue Bonds, Series 2005
0.280% due 07/01/2035	2,000	2,000

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	1,600	1,661

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.270% due 09/01/2037	900	900

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011	500	501

California State Municipal Finance Authority Revenue Bonds, Series 2010
0.280% due 01/01/2040	2,000	2,000

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.300% due 11/01/2026	700	700

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.300% due 08/15/2041	400	400

California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 06/15/2013	1,150	1,236

Folsom, California Redevelopment Agency Tax Allocation Notes, Series 2009
3.000% due 08/01/2012	790	794

Fresno, California Revenue Notes, Series 2010
0.750% due 06/01/2011	775	775

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	4,490	4,964

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	409	409

Irvine, California Special Assessment Bonds, Series 2000
0.260% due 09/02/2025	1,450	1,450

Los Angeles, California Department of Airports Revenue Notes, Series 2009
3.500% due 05/15/2012	2,980	3,110

Los Angeles, California Department of Water & Power Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	10	10

Los Angeles, California Unified School District Certificates of Participation Bonds, Series 2008
0.260% due 10/01/2031	1,000	1,000

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,150

Newport Beach, California Revenue Bonds, Series 2008
0.220% due 12/01/2040	1,000	1,000

Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	350	359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasadena, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	$1,465	$1,509

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.290% due 06/01/2029	5,000	5,000

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.290% due 04/01/2038	40	40

San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.290% due 04/01/2030	2,190	2,190

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,400	1,458

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	3,000	3,304

San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	480	514

San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2009
5.000% due 07/15/2013	1,000	1,103

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,000	2,000

Santa Margarita-Dana, California Point Authority Revenue Notes, Series 2009
3.000% due 08/01/2011	150	152

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	600

Southern California State Public Power Authority Revenue Bonds, Series 2008
0.270% due 07/01/2020	3,200	3,200

		80,666

COLORADO 4.1%

Colorado Springs, Colorado School District No. 11 Facilities Corp. Certificates of Participation Notes, Series 2009
3.000% due 12/01/2011	550	565

Colorado State Certificates of Participation Notes, Series 2010
3.000% due 03/01/2012	510	529

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2008
0.310% due 10/01/2038	2,000	2,000

Colorado State Health Facilities Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	300	326

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	945	966

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2029	6,990	6,990
0.280% due 12/01/2031	1,700	1,700

El Paso County, Colorado Revenue Notes, Series 2010
5.000% due 02/01/2013	1,200	1,319

		14,395

See Accompanying Notes	Annual Report	March 31, 2010	53

Schedule of Investments  Short Duration Municipal Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.5%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.320% due 07/01/2038	$1,700	$1,700

DISTRICT OF COLUMBIA 0.8%

District of Columbia Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 01/01/2013	150	158

District of Columbia Revenue Bonds, Series 1998
0.290% due 08/15/2038	1,575	1,575

District of Columbia Revenue Bonds, Series 2007
0.270% due 04/01/2041	1,000	1,000

		2,733

FLORIDA 5.3%

Collier County, Florida Housing Finance Authority Revenue Notes, Series 2002
4.600% due 08/15/2011	265	271

Escambia County, Florida Health Facilities Authority Revenue Notes, Series 2010
3.500% due 08/15/2012	1,000	1,013

Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
2.040% due 06/01/2013 (a)	3,000	2,989

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, Series 2006
5.250% due 07/01/2012	1,000	1,075

Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.300% due 10/01/2034	2,000	2,000

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.290% due 10/01/2036	1,935	1,935

Florida State Municipal Loan Council Revenue Notes, (NPFGC Insured), Series 2007
4.250% due 10/01/2010	455	462

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.130% due 10/01/2035	1,200	1,200

Lakeland, Florida Revenue Notes, Series 2009
1.040% due 10/01/2012	4,300	4,313

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	1,000	1,036

Miami-Dade County, Florida General Obligation Notes, Series 2010
5.000% due 07/01/2014	1,000	1,111

Orlando, Florida Utilities Commission Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,110

		18,515

GEORGIA 1.4%

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.300% due 10/01/2032	1,500	1,473

Fulton County, Georgia Development Authority Revenue Notes, Series 2010
3.000% due 11/15/2010 (a)	2,075	2,097

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,325	1,393

		4,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 5.5%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
0.280% due 03/01/2031	$400	$400

Chicago, Illinois General Obligation Bonds, Series 2002
0.340% due 01/01/2037	1,600	1,600

Chicago, Illinois General Obligation Bonds, Series 2003
0.280% due 01/01/2034	1,100	1,100

Chicago, Illinois Waste & Water Revenue Bonds, Series 2008
0.290% due 01/01/2039	500	500

Cook County, Illinois General Obligation Bonds, Series 2004
0.500% due 11/01/2033	1,100	1,100

Cook County, Illinois School District No. 163-Park Forest General Obligation Notes, (FSA Insured), Series 2010
2.000% due 12/15/2010	435	439

De Kalb County, Illinois Community Unit School District No. 424 General Obligation Bonds, (AMBAC Insured), Series 2001
0.000% due 01/01/2018	2,000	1,481

Illinois State Finance Authority Revenue Notes, Series 2004
5.250% due 11/15/2012	1,000	1,067

Illinois State Finance Authority Revenue Notes, Series 2010
4.000% due 08/15/2012 (a)	1,410	1,496
5.000% due 05/01/2010	800	802
5.000% due 05/01/2011	500	515

Illinois State General Obligation Notes, Series 2009
4.000% due 04/26/2010	900	902

Illinois State General Obligation Notes, Series 2010
2.000% due 01/01/2012	1,000	1,008

Illinois State Revenue Notes, Series 2009
2.000% due 06/10/2010	2,000	2,006
5.000% due 06/15/2011	1,500	1,576

Kane County, Illinois Community Unit School District No. 304 Geneva General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 01/01/2014	1,000	903

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	2,000	1,910

Lake County, Illinois Community Unit School District No. 60-Waukegan General Obligation Notes, Series 2010
2.000% due 12/01/2011	250	253

Melrose Park, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	124

Sangamon County, Illinois School District No. 186 Springfield General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 10/01/2010	15	15

		19,197

INDIANA 0.8%

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
5.000% due 11/01/2027	1,200	1,231

Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2010
2.000% due 01/15/2013	1,000	1,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vincennes, Indiana University Revenue Notes, Series 2010
3.000% due 06/01/2011	$250	$256
3.000% due 06/01/2012	200	207

Zionsville, Indiana Community Schools Building Corp. Revenue Notes, Series 2009
3.000% due 07/10/2012	150	154

		2,865

IOWA 0.5%

Iowa State University Revenue Notes, Series 2009
3.000% due 01/01/2013	1,775	1,811

KANSAS 0.3%

Kansas State Development Finance Authority Revenue Notes, Series 2009
3.000% due 11/15/2011	450	461

Kansas State Development Finance Authority Revenue Notes, Series 2010
2.000% due 11/01/2012	200	204

Wichita, Kansas Water & Sewer Utility Revenue Notes, (NPFGC-FGIC Insured), Series 2003
5.000% due 10/01/2010	355	363

		1,028

LOUISIANA 1.5%

Jefferson, Louisiana Sales Tax District Revenue Notes, (AGC Insured), Series 2009
4.000% due 12/01/2010	730	743

Louisiana State Jefferson Parish Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
5.700% due 06/01/2039	4,205	4,471

		5,214

MASSACHUSETTS 7.4%

Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
2.628% due 07/01/2020	6,505	5,627

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
3.506% due 11/01/2019	1,500	1,310

Massachusetts State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.500% due 11/01/2013	2,525	2,875

Massachusetts State General Obligation Bonds, (NPFGC-IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,625

Massachusetts State General Obligation Notes, Series 2009
2.500% due 05/27/2010	2,000	2,007

Massachusetts State General Obligation Notes, Series 2010
0.670% due 02/01/2013	5,000	5,012

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.270% due 11/01/2049	800	800

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2000
2.200% due 11/01/2030	2,100	2,100

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.280% due 12/01/2037	700	700

54	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.270% due 08/15/2034	$700	$700

Massachusetts State Health & Educational Facilities Authority Revenue Notes, Series 2008
4.000% due 12/01/2010	255	259

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
2.045% due 01/01/2016	2,700	2,588

		25,603

MICHIGAN 2.3%

Clintondale, Michigan Community Schools General Obligation Notes, (NPFGC-FGIC/Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	960	1,000

Michigan State General Obligation Bonds, Series 1992
6.250% due 11/01/2012	2,135	2,266

Michigan State Hospital Finance Authority Revenue Notes, Series 2009
3.000% due 11/15/2010	1,000	1,005

Michigan State Municipal Bond Authority Revenue Notes, (Q-SBLF Insured), Series 2009
3.000% due 05/01/2010	385	386
5.000% due 05/01/2011	1,625	1,690

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
3.000% due 05/01/2010	530	531

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	600	549

Royal Oak, Michigan Hospital Finance Authority Revenue Notes, Series 2009
4.000% due 08/01/2013	500	514

		7,941

MINNESOTA 1.2%

Dilworth-Glyndon-Felton, Minnesota Independent School District No. 2641 General Obligation Notes, Series 2007
4.000% due 02/01/2013	215	232

Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority Revenue Notes, Series 2010
2.000% due 08/15/2011	300	303

Minnesota State Agricultural & Economic Development Board Revenue Notes, (AGC Insured), Series 2008
3.000% due 02/15/2011	150	153
4.000% due 02/15/2012	500	522

Minnesota State Housing Finance Agency Revenue Notes, Series 2009
2.000% due 08/01/2012	425	432

Nobles County, Minnesota General Obligation Notes, Series 2009
3.000% due 08/01/2012	2,500	2,613

		4,255

MISSISSIPPI 0.3%

De Soto County, Mississippi General Obligation Notes, Series 2009
3.000% due 11/01/2012	250	260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mississippi State Development Bank Special Obligation Revenue Notes, (AGC Insured), Series 2009
3.000% due 07/01/2011	$700	$714

		974

MISSOURI 1.5%

Lee's Summit, Missouri Industrial Development Authority Revenue Notes, Series 2007
5.000% due 08/15/2010	520	524

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2008
4.375% due 12/01/2034	1,500	1,542

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.320% due 09/01/2030	1,300	1,300

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.360% due 02/15/2034	1,070	1,070

St. Louis, Missouri Municipal Finance Corp. Revenue Notes, Series 2009
1.800% due 02/15/2011	750	757

		5,193

MONTANA 0.0%

Yellowstone County, Montana Revenue Notes, Series 2009
3.000% due 09/01/2012	70	73

NEBRASKA 0.2%

Nebraska State Public Power District Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 01/01/2012	500	532

NEVADA 1.3%

Clark County, Nevada General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 12/01/2015	3,910	4,404

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	250	275

		4,679

NEW HAMPSHIRE 2.3%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.290% due 07/01/2033	1,880	1,880

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.270% due 06/01/2031	3,300	3,300
0.270% due 06/01/2041	750	750

New Hampshire State Municipal Bond Bank Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 02/15/2014	1,725	1,944

		7,874

NEW JERSEY 0.9%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	300	354

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	1,010	1,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Transportation Trust Fund Authority Revenue Bonds, (FSA Insured), Series 2001
5.750% due 12/15/2014	$1,465	$1,688

		3,090

NEW YORK 10.0%

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
3.486% due 09/01/2015	5,000	4,783

New York City, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
5.250% due 08/01/2010	55	55

New York City, New York General Obligation Bonds, Series 1993
0.290% due 08/01/2019	900	900
0.290% due 08/01/2021	1,375	1,375

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.416% due 03/01/2020	1,500	1,175
3.466% due 03/01/2022	8,000	6,066

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	3,000	3,102
5.500% due 11/01/2026	100	107

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,247

New York City, New York Transitional Finance Authority Revenue Notes, Series 2006
5.000% due 07/15/2011	300	314

New York State Dormitory Authority Revenue Bonds, Series 1990
0.290% due 07/01/2025	1,300	1,300

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	873

New York State Dormitory Authority Revenue Bonds, Series 2003
0.320% due 02/15/2031	600	600

New York State Dormitory Authority Revenue Bonds, Series 2008
0.290% due 07/01/2037	600	600
0.320% due 07/01/2037	2,125	2,125

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,400	1,547

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.350% due 06/01/2020	1,000	1,000

New York State Tobacco Settlement Financing Authority Revenue Notes, Series 2003
5.000% due 06/01/2012	3,000	3,246

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	1,000	1,074

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	140	145

New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2013	1,000	1,128

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.300% due 12/01/2037	350	350

See Accompanying Notes	Annual Report	March 31, 2010	55

Schedule of Investments  Short Duration Municipal Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tompkins County, New York Industrial Development Agency Revenue Bonds, Series 2008
0.320% due 07/01/2037	$800	$800

		34,912

NORTH CAROLINA 1.7%

Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	326

Durham County, North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Notes, Series 2010
3.000% due 02/01/2013	1,085	1,133

Mecklenburg County, North Carolina General Obligation Bonds, Series 2000
0.290% due 02/01/2017	1,600	1,600

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
3.000% due 01/01/2011	665	673
3.000% due 01/01/2013	1,040	1,070

North Carolina State Medical Care Commission Revenue Notes, Series 2010
3.000% due 10/01/2012	600	625
4.000% due 06/01/2012	500	529

		5,956

OHIO 3.6%

Ohio State Air Quality Development Authority Revenue Bonds, Series 1995
5.000% due 11/01/2015	1,000	1,034

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	1,800	1,913

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2009
5.000% due 02/15/2017	500	543

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	940	794

Ohio State General Obligation Notes, Series 2009
5.000% due 08/01/2013	3,000	3,350

Ohio State Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,198

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.200% due 12/01/2033	200	200

Ohio State Water Development Authority Revenue Notes, Series 2004
5.000% due 06/01/2013	1,175	1,313

University of Cincinnati, Ohio Revenue Notes, Series 2009
2.000% due 06/01/2011	1,000	1,010
2.000% due 06/01/2012	1,010	1,014

		12,369

OKLAHOMA 0.4%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.300% due 01/01/2023	1,490	1,490

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.5%

Oregon State Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2011	$795	$815
5.000% due 10/01/2012	435	450

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 03/15/2013	500	535

		1,800

PENNSYLVANIA 4.5%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2010
1.290% due 05/15/2038	2,000	2,000

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
3.000% due 05/15/2011	500	512

Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
3.000% due 10/01/2047	500	509

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2009
3.000% due 11/01/2010	1,000	1,007

Dauphin County, Pennsylvania General Obligation Notes, Series 2009
3.000% due 11/15/2011	200	207

Pennsylvania State Economic Development Financing Authority Revenue Notes, Series 2009
5.000% due 10/15/2010	2,000	2,029

Pennsylvania State General Obligation Notes, Series 2008
5.000% due 02/15/2011	2,000	2,079

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
3.000% due 08/15/2010	700	707
3.000% due 06/15/2013	800	830

Pennsylvania State Public School Building Authority Revenue Notes, (FSA Insured), Series 2008
3.000% due 02/15/2013	45	46

Pennsylvania State Turnpike Commission Revenue Notes, Series 2009
0.810% due 12/01/2011	5,000	5,013

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2012	550	561

		15,500

SOUTH CAROLINA 2.2%

South Carolina State Educational Facilities Authority Revenue Bonds, Series 2006
0.300% due 10/01/2039	1,280	1,280

South Carolina State Public Service Authority Revenue Notes, Series 2009
3.500% due 01/01/2011	975	997
4.000% due 01/01/2011	5,200	5,334

		7,611

TENNESSEE 0.8%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	75	76

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee State Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	$2,450	$2,585

		2,661

TEXAS 6.0%

Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
3.000% due 03/01/2011	1,315	1,345

Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2009
4.000% due 11/01/2011	2,000	2,082

Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.800% due 12/15/2011	3,000	3,219

Laredo, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 02/15/2013	815	862

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.280% due 11/15/2033	3,000	3,000

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, (AGC Insured), Series 2009
5.000% due 09/01/2012	2,010	2,123

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 11/15/2010	685	702

Texas State General Obligation Notes, Series 2008
5.000% due 10/01/2011	2,000	2,130

Texas State Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 1999
6.000% due 05/15/2010	400	402

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	400	417

Texas State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 1993
0.000% due 09/01/2016	3,380	2,705

Texas State Revenue Notes, Series 2009
2.500% due 08/31/2010	2,000	2,018

		21,005

UTAH 0.1%

Utah State South Valley Sewer District Revenue Notes, Series 2009
4.000% due 01/01/2011	400	410

VERMONT 0.4%

University of Vermont & State Agricultural College Revenue Notes, Series 2010
3.000% due 10/01/2011	550	565
4.000% due 10/01/2012	600	636

		1,201

VIRGIN ISLANDS 0.1%

Virgin Islands Public Finance Authority Revenue Notes, Series 2009
5.000% due 10/01/2010	375	381

VIRGINIA 0.6%

Virginia State College Building Authority Revenue Bonds, Series 2006
0.300% due 02/01/2026	400	400

56	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia State Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2011	$1,000	$1,059

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	615	637

		2,096

WASHINGTON 3.1%

Chelan County, Washington Public Utility District No. 1 Revenue Notes, Series 2008
5.000% due 07/01/2013	530	585

Everett, Washington Water & Sewer Revenue Notes, (NPFGC Insured), Series 2003
4.500% due 07/01/2011	1,495	1,564

Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	500	521

Washington State Tobacco Settlement Authority Revenue Notes, Series 2002
5.250% due 06/01/2010	8,245	8,276

		10,946

WEST VIRGINIA 0.4%

Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	25	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	$1,500	$1,494

		1,520

WISCONSIN 1.8%

Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	1,520	1,559

Wisconsin State General Obligation Notes, Series 2010
5.000% due 05/01/2013	1,500	1,660

Wisconsin State Health & Educational Facilities Authority Revenue Notes, Series 2010
3.500% due 06/01/2013 (a)	140	142

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.500% due 05/01/2010	1,265	1,269
4.500% due 11/01/2010	535	538

Wisconsin State Revenue Notes, Series 2009
4.000% due 07/01/2012	1,000	1,064

		6,232

WYOMING 0.3%

Campbell County, Wyoming Hospital District Revenue Notes, Series 2009
4.000% due 12/01/2013	1,155	1,213

Total Municipal Bonds & Notes (Cost $351,262)		349,687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.8%

Countrywide Alternative Loan Trust
1.971% due 11/25/2035	$1,405	$773
2.511% due 11/25/2035	1,596	912

Residential Accredit Loans, Inc.
0.379% due 02/25/2047	2,096	964

Total Mortgage-Backed Securities (Cost $3,242)		2,649

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 04/01/2010	2,170	2,170

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $2,214. Repurchase proceeds are $2,170.)
Total Short-Term Instruments (Cost $2,170)		2,170

Total Investments 103.0% (Cost $360,263)		$358,371

Other Assets and Liabilities (Net) (3.0%)		(10,330)

Net Assets 100.0%		$348,041

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$3,865	$0	$3,865
Arizona	0	6,774	0	6,774
California	0	80,666	0	80,666
Colorado	0	14,395	0	14,395
Florida	0	18,515	0	18,515
Georgia	0	4,963	0	4,963
Illinois	0	19,197	0	19,197
Louisiana	0	5,214	0	5,214
Massachusetts	0	25,603	0	25,603
Michigan	0	7,941	0	7,941
Minnesota	0	4,255	0	4,255
Missouri	0	5,193	0	5,193
Nevada	0	4,679	0	4,679
New Hampshire	0	7,874	0	7,874
New York	0	34,912	0	34,912
North Carolina	0	5,956	0	5,956
Ohio	0	12,369	0	12,369
Pennsylvania	0	15,500	0	15,500
South Carolina	0	7,611	0	7,611
Texas	0	21,005	0	21,005
Washington	0	10,946	0	10,946
Wisconsin	0	6,232	0	6,232
Other Investments +++	0	34,706	0	34,706

Investments, at value	$0	$358,371	$0	$358,371

See Accompanying Notes	Annual Report	March 31, 2010	57

Schedule of Investments  Short Duration Municipal Income Fund   (Cont.)

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(3,560)	$0	$0	$0	$3,560	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(c)	Fair Value of Derivative Instruments ^

The following is a summary of the risk exposure related to derivative instruments held during the year by the fund:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(779)	$0	$(3,366)	$0	$0	$(4,145)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$746	$0	$4,271	$0	$0	$5,017

^	See note 4 in the Notes to Financial Statements for additional information.

58	PIMCO Funds	Municipal Bond Funds	See Accompanying Notes

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of seven funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the

Annual Report	March 31, 2010	59

Notes to Financial Statements  (Cont.)

ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

(b) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

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March 31, 2010

Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedules of Investments.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(e) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default swap agreements to manage its exposure to credit risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable

Annual Report	March 31, 2010	61

Notes to Financial Statements  (Cont.)

obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes		Class D		Class P
California Intermediate Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		0.32%
California Short Duration Municipal Income Fund	0.18%	(1)	0.15%	N/A	0.30%		0.30%		0.25%
High Yield Municipal Bond Fund	0.30%	(2)	0.25%	N/A	0.30%	(3)	0.30%	(3)	0.35%
Municipal Bond Fund	0.20%	(4)	0.24%	0.24%	0.30%		0.30%		0.34%
MuniGO Fund	0.20%		0.20%	N/A	0.30%		0.30%		0.30%
New York Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		N/A
Short Duration Municipal Income Fund	0.18%	(1)	0.15%	0.15%	0.30%		0.30%		0.25%

(1)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.02% to 0.18% per annum.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.01% of the Investment Advisory Fee to 0.29%.
(3)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.
(4)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.025% to 0.20% per annum.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
California Short Duration Municipal Income and Short Duration Municipal Income Funds	0.30%	0.25%
Municipal Bond and MuniGO Funds	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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Notes to Financial Statements  (Cont.)

PIMCO has agreed to waive a portion of the MuniGO Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Class A	Class C	Class D	Class P
MuniGO Fund	0.40%	0.75%	1.25%	0.75%	0.50%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
MuniGO Fund	$74

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$6,338
California Short Duration Municipal Income Fund	9,508	0
High Yield Municipal Bond Fund	4,684	0
Municipal Bond Fund	3,425	17,992
MuniGO Fund	2,409	0
New York Municipal Bond Fund	1,829	0
Short Duration Municipal Income Fund	15,269	1,322

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$450	$44,891	$71,344
California Short Duration Municipal Income Fund	6	4	281,448	122,084
High Yield Municipal Bond Fund	0	0	220,886	169,926
Municipal Bond Fund	0	0	223,661	310,009
MuniGO Fund	0	0	60,706	27,225
New York Municipal Bond Fund	0	0	71,528	45,224
Short Duration Municipal Income Fund	0	0	341,938	181,804

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Short Duration Municipal Income Fund				High Yield Municipal Bond Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,696	$15,592	2,731	$24,476	9,012	$90,964	12,200	$121,333	5,559	$42,371	8,723	$71,285
Class P	192	1,743	1	10	3,242	32,812	441	4,380	463	3,438	1	10
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	456	4,169	244	2,222	612	6,169	500	4,971	5,893	44,759	3,195	26,547
Other Classes	1,439	13,300	2,217	20,087	15,362	155,241	4,360	43,484	8,403	63,712	10,458	86,185
Issued as reinvestment of distributions
Institutional Class	244	2,236	440	3,985	185	1,861	143	1,427	598	4,594	799	6,272
Class P	0	0	0	0	1	5	0	0	0	1	0	1
Administrative Class	0	0	6	55	0	0	0	0	0	0	0	0
Class D	13	120	11	95	11	112	7	72	130	1,001	90	698
Other Classes	99	917	111	996	97	976	43	430	542	4,162	425	3,233
Cost of shares redeemed
Institutional Class	(4,511)	(41,245)	(6,915)	(60,498)	(7,598)	(76,641)	(4,542)	(45,114)	(6,555)	(50,895)	(12,161)	(95,630)
Class P	(27)	(255)	0	0	(1,226)	(12,437)	(43)	(430)	(76)	(591)	0	0
Administrative Class	(1)	(7)	(177)	(1,570)	0	0	0	0	0	0	0	0
Class D	(265)	(2,458)	(123)	(1,091)	(255)	(2,576)	(112)	(1,114)	(4,355)	(34,437)	(2,378)	(19,067)
Other Classes	(2,603)	(23,881)	(1,259)	(11,135)	(4,415)	(44,658)	(2,242)	(22,210)	(4,218)	(32,407)	(5,570)	(41,849)
Net increase (decrease) resulting from Fund share transactions	(3,268)	$(29,769)	(2,713)	$(22,368)	15,028	$151,828	10,755	$107,229	6,384	$45,708	3,582	$37,685

Annual Report	March 31, 2010	65

Notes to Financial Statements  (Cont.)

	Municipal Bond Fund				MuniGO Fund		New York Municipal Bond Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Period from 07/01/2009 to 03/31/2010		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,228	$44,840	20,199	$181,755	3,638	$36,827	2,971	$31,557	6,460	$66,881
Class P	333	2,802	1	10	1	10	0	0	0	0
Administrative Class	23	197	56	524	0	0	0	0	0	0
Class D	2,167	18,567	2,723	24,401	205	2,089	1,287	13,694	2,013	21,295
Other Classes	7,998	68,470	10,422	89,359	800	8,202	1,750	18,640	1,409	14,921
Issued as reinvestment of distributions
Institutional Class	1,044	8,959	1,893	16,487	17	171	316	3,358	244	2,503
Class P	1	12	0	0	0	0	0	0	0	0
Administrative Class	3	24	3	29	0	0	0	0	0	0
Class D	89	769	183	1,633	1	17	84	890	80	820
Other Classes	564	4,864	496	4,285	5	51	67	717	58	597
Cost of shares redeemed
Institutional Class	(19,034)	(159,801)	(21,578)	(182,625)	(1,239)	(12,735)	(2,115)	(22,564)	(2,258)	(22,680)
Class P	(89)	(777)	0	0	0	0	0	0	0	0
Administrative Class	(22)	(190)	(36)	(307)	0	0	0	0	0	0
Class D	(2,688)	(23,375)	(5,015)	(40,728)	(61)	(622)	(1,066)	(11,344)	(1,208)	(12,350)
Other Classes	(6,454)	(55,764)	(7,262)	(63,121)	(62)	(631)	(527)	(5,608)	(760)	(7,836)
Net increase (decrease) resulting from Fund share transactions	(10,837)	$(90,403)	2,085	$31,702	3,305	$33,379	2,767	$29,340	6,038	$64,151

	Short Duration Municipal Income Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	12,664	$107,293	7,446	$69,227
Class P	1,181	9,985	1	10
Administrative Class	169	1,431	1,559	14,584
Class D	1,018	8,624	532	4,717
Other Classes	21,683	183,902	15,398	143,002
Issued as reinvestment of distributions
Institutional Class	138	1,167	346	3,116
Class P	3	23	0	0
Administrative Class	11	94	60	543
Class D	11	95	20	181
Other Classes	202	1,709	341	3,052
Cost of shares redeemed
Institutional Class	(6,753)	(56,951)	(10,218)	(88,500)
Class P	(400)	(3,398)	0	0
Administrative Class	(417)	(3,544)	(1,731)	(14,939)
Class D	(2,636)	(22,176)	(769)	(6,987)
Other Classes	(9,855)	(83,560)	(11,255)	(99,911)
Net increase resulting from Fund share transactions	17,019	$144,694	1,730	$28,095

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s

66	PIMCO Funds	Municipal Bond Funds

March 31, 2010

bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-

Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
California Intermediate Municipal Bond Fund	$100	$245	$0	$1,001	$(41)	$(13,485)	$(478)
California Short Duration Municipal Income Fund	8	18	0	2,695	(50)	(329)	(24)
High Yield Municipal Bond Fund	0	335	0	(20,368)	(212)	(27,499)	(1,022)
MuniGO Fund	53	74	0	250	(53)	0	0
Municipal Bond Fund	0	1,245	0	(5,638)	(246)	(76,863)	(3,478)
New York Municipal Bond Fund	14	0	0	5,341	(59)	(3,155)	(669)
Short Duration Municipal Income Fund	0	0	0	(1,892)	(49)	(54,400)	0

(1)	Adjusted for open wash sale loss deferrals and differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018
California Intermediate Municipal Bond Fund	$2	$1,829	$1,547	$1,180	$229	$1,476	$311	$6,911
California Short Duration Municipal Income Fund	0	0	0	0	0	0	5	324
High Yield Municipal Bond Fund	0	0	0	0	0	3,645	6,087	17,767
Municipal Bond Fund	4,660	419	570	1,180	0	0	1,607	68,427
New York Municipal Bond Fund	0	0	0	0	0	0	0	3,155
Short Duration Municipal Income Fund	0	2,228	4,137	1,739	0	0	8,426	37,870

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
California Intermediate Municipal Bond Fund	$84,615	$2,403	$(1,402)	$1,001
California Short Duration Municipal Income Fund	280,828	3,022	(327)	2,695
High Yield Municipal Bond Fund	267,559	7,734	(27,213)	(19,479)
MuniGO Fund	33,424	355	(105)	250
Municipal Bond Fund	418,573	10,843	(14,215)	(3,372)
New York Municipal Bond Fund	161,776	7,759	(2,418)	5,341
Short Duration Municipal Income Fund	360,263	2,660	(4,552)	(1,892)

(5)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

Annual Report	March 31, 2010	67

Notes to Financial Statements  (Cont.)

March 31, 2010

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010				March 31, 2009
	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-term Capital Gain Distributions	Return of Capital (7)
California Intermediate Municipal Bond Fund	$3,596	$240	$0	$0	$5,451	$359	$0	$0
California Short Duration Municipal Income Fund	3,354	121	0	0	1,963	125	0	0
High Yield Municipal Bond Fund	11,574	665	0	0	11,840	479	0	0
MuniGO Fund	561	0	0	0	N/A	N/A	N/A	N/A
Municipal Bond Fund	16,330	1,618	0	0	22,395	3,374	0	0
New York Municipal Bond Fund	5,345	332	0	0	3,936	617	22	0
Short Duration Municipal Income Fund	3,295	546	0	48	7,957	1,280	0	0

(6)	Includes short-term capital gains, if any, distributed.
(7)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13.  SUBSEQUENT EVENTS

Effective April 1, 2010, the minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The investment adviser has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

68	PIMCO Funds	Municipal Bond Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Class P, Administrative and Class D Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional, Class P, Administrative and Class D shares present fairly, in all material respects, the financial position of the California Intermediate Municipal Bond Fund, California Short Duration Municipal Income Fund, High Yield Municipal Bond Fund, Municipal Bond Fund, MuniGO Fund, New York Municipal Bond Fund, and Short Duration Municipal Income Fund, seven of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional, Class P, Administrative and Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

Annual Report	March 31, 2010	69

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FHLMC	Federal Home Loan Mortgage Corp.	NPFGC	National Public Finance Guarantee Corp.
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	GTD	Guaranteed	ST	State
CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration

Other Abbreviations:
ALT	Alternate Loan Trust	JEA	Jacksonville Electric Authority	M-S-R	Mechanical Systems Review
FSB	Federal Savings Bank

70	PIMCO Funds	Municipal Bond Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
California Intermediate Municipal Bond Fund	0.86%	0.86%	$0	$0
California Short Duration Municipal Income Fund	0.18%	0.18%	0	0
High Yield Municipal Bond Fund	0.40%	0.40%	0	0
MuniGO Fund	0.00%	0.00%	0	0
Municipal Bond Fund	0.00%	0.00%	0	0
New York Municipal Bond Fund	0.00%	0.00%	0	0
Short Duration Municipal Income Fund	0.00%	0.00%	0	0

Exempt Interest Dividends.  For the benefit of shareholders of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, MuniGO, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income Funds, this is to inform you that for the fiscal year ended March 31, 2010, 99.98%, 96.50%, 96.26%, 99.99%, 97.54%,94.15%, and 86.22%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends. For the year ended March 31, 2009, 97.21%, 94.95%, 90.07%, 0.00%, 90.11%, 90.07%, and 87.49% respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Annual Report	March 31, 2010	71

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

72	PIMCO Funds	Municipal Bond Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

Annual Report	March 31, 2010	73

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

74	PIMCO Funds	Municipal Bond Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI27589 AR 033110

PIMCO Funds

Annual Report

MARCH 31, 2010

Municipal Bond Funds

Share Classes

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO MuniGO Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

Chairman’s Letter		4
Important Information About the Funds		6
Benchmark Descriptions		15
Financial Highlights		50
Statements of Assets and Liabilities		56
Statements of Operations		57
Statements of Changes in Net Assets		58
Notes to Financial Statements		60
Report of Independent Registered Public Accounting Firm		71
Glossary		72
Federal Income Tax Information		73
Management of the Trust		74
Privacy Policy		76

FUND	Fund Summary	Schedule of Investments

California Intermediate Municipal Bond Fund	8	17
California Short Duration Municipal Income Fund	9	20
High Yield Municipal Bond Fund	10	25
Municipal Bond Fund	11	32
MuniGO Fund	12	38
New York Municipal Bond Fund	13	40
Short Duration Municipal Income Fund	14	44

Annual Report	March 31, 2010	3

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

•

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

•

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

•

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

•

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset-Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

•

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

4	PIMCO Funds

•

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

•

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

•

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your financial advisor, or call Allianz Global Investors at 1-800-426-0107. We also invite you to visit www.allianzinvestors.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	5

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage related and other asset-backed risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Shareholders of a municipal bond fund will, at times, incur a tax liability, as income from these funds may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class. Unless otherwise indicated, the actual share class (A, B or C) is the Fund’s oldest share class. The oldest share class for the following Funds is the Institutional share class, and the class A, B and C shares (where available) were first offered in (month/year): Municipal Bond Fund (4/98), California Intermediate Municipal Bond Fund (A shares 10/99 and C shares 8/09), New York Municipal Bond Fund (A shares 10/99 and C shares 8/09), Short Duration Municipal Income Fund (A and C shares 3/02) and California Short Duration Municipal Income Fund (A shares 8/06 and C shares 8/09). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A Shares are subject to an initial sales charge. Class B Shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 5% in the first year to 0% at the end of the sixth year. Class C Shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A Shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Cumulative Returns charts assume the initial investment of $10,000 was made at the beginning of the first full month following the class’s inception. The charts and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

6	PIMCO Funds

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from October 1, 2009 to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	7

PIMCO California Intermediate Municipal Bond Fund

Class A:	PCMBX
Class C:	PCFCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as California municipal yields moved lower over the period.

•	Yield-curve positioning within the portfolio detracted from returns as the yield curve steepened over the period.

•	Exposure to the healthcare and special tax sectors benefited performance, while exposure to general obligation issues and leasing revenue issues detracted from returns as they underperformed.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 2.81%. The yield was 4.84% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective California state tax rate of 6.86%, or 3.17% assuming a federal tax rate of 10.00% and an effective California state tax rate of 1.125%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Class A	11.75%	2.62%	3.68%	3.76%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	8.40%	2.00%	3.37%	3.46%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	9.92%	1.89%	2.97%	3.05%
Barclays Capital California Intermediate Municipal Bond Index	7.45%	4.77%	5.28%	5.23%
Lipper California Intermediate Municipal Debt Funds Average	7.98%	3.44%	4.26%	4.33%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.775% and 1.525% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

California	93.2%
Puerto Rico	3.8%
Corporate Bonds & Notes	1.3%
Virgin Islands	1.2%
Other	0.5%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,009.49	$1,005.71	$1,021.04	$1,017.35
Expenses Paid During Period†	$3.91	$7.60	$3.93	$7.64

† Expenses are equal to the net annualized expense ratio for the class (0.775% for Class A and 1.525% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

8	PIMCO Funds

PIMCO California Short Duration Municipal Income Fund

Class A:	PCDAX
Class C:	PCSCX

Portfolio Insights

•

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as California municipal yields moved lower over the period.

•	Exposure to longer maturities benefited performance as longer maturities outperformed over the period.

•	Exposure to the healthcare sector benefited performance, while exposure to pre-refunded municipal issues detracted from returns for the period.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 0.61%. The yield was 1.04% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective California state tax rate of 6.86%, or 0.68% assuming a federal tax rate of 10.00% and an effective California state tax rate of 1.125%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Class A	3.05%	2.90%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	0.73%	2.25%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	1.47%	2.53%
Barclays Capital California 1 Year Municipal Bond Index	2.63%	3.82%
Lipper California Short Intermediate Municipal Debt Funds Average	6.12%	3.07%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 2.25% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.73% and 1.03% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

California	96.9%
Puerto Rico	1.5%
Corporate Bonds & Notes	0.6%
Short-Term Instruments	0.5%
Other	0.5%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Class A	Class A
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,005.33	$1,021.29
Expenses Paid During Period†	$3.65	$3.68

† Expenses are equal to the net annualized expense ratio for the class (0.73% for Class A and 1.03% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	9

PIMCO High Yield Municipal Bond Fund

Class A:	PYMAX
Class C:	PYMCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal income tax with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as municipal yields moved lower over the period.

•	Yield-curve positioning added to performance as the yield curve flattened over the period.

•	The Fund’s exposure to higher-quality municipal bonds detracted from returns as lower-quality municipal bonds outperformed higher-quality municipal bonds over the period.

•

Exposure to the corporate-backed sector added to returns, while exposure to general obligation issues and a small allocation to pre-refunded municipal bonds detracted from performance as these sectors underperformed over the period.

•	Exposure to the tobacco sector benefited returns as the sector had strong positive performance for the period.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 4.69%. The yield was 7.21% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 5.21% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Class A	26.13%	-0.48%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	20.45%	-1.31%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	24.19%	-1.22%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	20.61%	2.51%
Lipper High Yield Municipal Debt Funds Average	25.75%	0.37%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. The Fund’s gross expense ratios are 0.85% and 1.60% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

Texas	10.6%
New York	7.8%
Illinois	6.9%
California	6.8%
Florida	5.7%
Pennsylvania	5.4%
Colorado	5.1%
Other	51.7%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,022.20	$1,018.41	$1,020.99	$1,017.25
Expenses Paid During Period†	$3.98	$7.75	$3.98	$7.75

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.79% for Class A and 1.54% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

10	PIMCO Funds

PIMCO Municipal Bond Fund

Class A:	PMLAX
Class B:	PMLBX
Class C:	PMLCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as municipal bond yields moved lower over the period.

•	Yield curve-positioning benefited performance as the yield curve flattened over the period.

•	Exposure to the tobacco sector benefited returns as the sector had strong positive performance for the period.

•

Exposure to both the hospital and corporate-backed sectors added to returns, while exposure to general obligation issues and education issues detracted from performance as these sectors underperformed for the period.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 3.64%. The yield was 5.60% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 4.04% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Class A	17.92%	1.38%	3.63%	3.30%
PIMCO Municipal Bond Fund Class A (adjusted)	14.38%	0.76%	3.32%	3.04%
PIMCO Municipal Bond Fund Class B	17.02%	0.63%	3.10%	2.86%
PIMCO Municipal Bond Fund Class B (adjusted)	12.02%	0.28%	3.10%	2.86%
PIMCO Municipal Bond Fund Class C (adjusted)	16.33%	0.88%	3.12%	2.78%
Barclays Capital Municipal Bond Index	9.69%	4.58%	5.58%	5.14%
Lipper General Municipal Debt Funds Average	12.86%	3.18%	4.45%	3.93%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.75%, 1.50% and 1.25% for Class A, Class B and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

California	16.8%
Texas	13.8%
Illinois	8.3%
New York	7.4%
Other	53.7%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,006.44	$1,002.68	$1,003.94	$1,021.19	$1,017.45	$1,018.70
Expenses Paid During Period†	$3.75	$7.49	$6.25	$3.78	$7.54	$6.29

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.75% for Class A, 1.50% for Class B, and 1.25% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	11

PIMCO MuniGO Fund

Class A:	APNAX
Class C:	APNCX

Portfolio Insights

•

The Fund seeks income exempt from federal income tax consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index for a majority of the period, which detracted from performance as municipal yields moved lower across most of the yield curve.

•	Yield-curve positioning detracted from performance as the yield curve flattened over the period.

•

An emphasis on general obligation municipal bonds versus pre-refunded municipal bonds benefited performance as general obligation municipal bonds outperformed pre-refunded municipal bonds during the period.

•

An overweight to municipal bonds issued by Texas and South Carolina benefited performance, while an overweight to municipal bonds issued by Ohio and Arizona detracted from performance as they underperformed during the period.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 2.27%. The yield was 3.49% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 2.52% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Cumulative Total Return for the period ended March 31, 2010
	Fund Inception (07/01/09)
PIMCO MuniGO Fund Class A	3.73%
PIMCO MuniGO Fund Class A (adjusted)	0.62%
PIMCO MuniGO Fund Class C (adjusted)	2.36%
Barclays Capital Municipal GO Bond Index	6.53%	*
Lipper General Municipal Debt Funds Average	8.78%	*

All Fund returns are net of fees and expenses.

* Cumulative return since 06/30/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares, and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.75% and 1.25% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

California	16.3%
Texas	15.5%
Ohio	8.9%
Georgia	5.9%
Pennsylvania	5.1%
Other	48.3%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$986.37	$983.88	$1,021.19	$1,018.70
Expenses Paid During Period†	$3.71	$6.18	$3.78	$6.29

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.75% for Class A and 1.25% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

12	PIMCO Funds

PIMCO New York Municipal Bond Fund

Class A	PNYAX
Class C:	PBFCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as New York municipal yields moved lower over the period.

•	Yield-curve positioning with longer maturity exposure added to performance as the yield curve flattened over the period.

•	Exposure to the special tax and corporate-backed sectors benefited performance while exposure to the water and sewer related municipal sector detracted from returns.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 2.73%. The yield was 4.61% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective New York state tax rate of 5.83%, or 4.80% for a New York City resident assuming an effective tax rate of 8.20%. The yield was 3.16% on a fully tax adjusted basis assuming a federal tax rate of 10.00% and an effective New York state tax rate of 3.60%, or 3.25% for a New York City resident assuming an effective tax rate of 6.22%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Class A	10.38%	3.64%	5.18%	5.06%
PIMCO New York Municipal Bond Fund Class A (adjusted)	7.07%	3.01%	4.86%	4.76%
PIMCO New York Municipal Bond Fund Class C (adjusted)	8.56%	2.90%	4.46%	4.34%
Barclays Capital New York Insured Municipal Bond Index	8.98%	4.57%	5.79%	5.69%
Lipper New York Municipal Debt Funds Average	13.92%	3.57%	4.74%	4.56%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 3.75% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.775% and 1.525% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

New York	92.6%
Puerto Rico	4.2%
California	1.2%
Short-Term Instruments	0.6%
Other	1.4%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$999.45	$995.73	$1,021.04	$1,017.35
Expenses Paid During Period†	$3.89	$7.56	$3.93	$7.64

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.775% for Class A and 1.525% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Annual Report	March 31, 2010	13

PIMCO Short Duration Municipal Income Fund

Class A:	PSDAX
Class C:	PSDCX

Portfolio Insights

•

The Fund seeks high-current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

•

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed above its benchmark index throughout the period, which benefited performance as municipal yields moved lower over the period.

•	Yield-curve positioning added to performance as the yield curve flattened over the period.

•	Exposure to the tobacco sector benefited returns as the sector had positive performance for the period.

•

Exposure to both the special tax and corporate-backed sectors added to returns, while exposure to general obligation issues and a small allocation to pre-refunded municipals detracted from performance as these sectors underperformed for the period.

•

The Fund’s Class A 30-day SEC yield after fees at March 31, 2010 was 0.69%. The yield was 1.06% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 0.76% assuming a federal tax rate of 10.00%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Class A	5.86%	-0.08%	1.31%	1.43%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	3.46%	-0.54%	1.08%	1.21%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	4.55%	-0.38%	0.92%	1.01%
Barclays Capital 1 Year Municipal Bond Index	2.41%	3.49%	3.39%	3.40%
Lipper Short Municipal Debt Funds Average	3.64%	2.70%	3.07%	3.10%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month end, visit www.allianzinvestors.com. The adjusted returns take into account the maximum sales charge of 2.25% on A shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s gross expense ratios are 0.73% and 1.03% for Class A and Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 10/01/09, as supplemented to date.

Cumulative Returns Through March 31, 2010

Allocation Breakdown‡

California	22.5%
New York	9.7%
Massachusetts	7.1%
Texas	5.9%
Illinois	5.4%
Florida	5.2%
Other	44.2%
‡	% of Total Investments as of 03/31/10

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,012.17	$1,010.66	$1,021.29	$1,019.80
Expenses Paid During Period†	$3.66	$5.16	$3.68	$5.19

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.73% for Class A and 1.03% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

14	PIMCO Funds

Benchmark Descriptions

Index	Description

60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital 1 Year Municipal Bond Index	Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays Capital California 1 Year Municipal Bond Index	Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays Capital California Intermediate Municipal Bond Index	Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment—grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal GO Bond Index	The Barclays Capital Municipal GO Bond Index is the general obligation component of the Barclays Capital Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital New York Insured Municipal Bond Index	Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	15

Benchmark Descriptions  (Cont.)

Index	Description

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

16	PIMCO Funds

Schedule of Investments California Intermediate Municipal Bond Fund	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.3%

American International Group, Inc.
4.700% due 10/01/2010	$400	$404
8.175% due 05/15/2068	700	597
8.250% due 08/15/2018	100	105

Total Corporate Bonds & Notes (Cost $1,149)		1,106

MUNICIPAL BONDS & NOTES 97.8%

CALIFORNIA 92.5%

Alameda, California Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	900	910

Alum Rock, California Union Elementary School District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	265	286

Baldwin Park, California Unified School District Revenue Notes, Series 2009
0.000% due 08/01/2014	500	433

Bonita, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	125	131

Cajon Valley, California Union Elementary School District General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,439

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2001
5.250% due 04/01/2026	1,000	967

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,000	2,016

California State Bay Area Toll Authority Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	558

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2014	500	431

California State Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2012	540	582
5.000% due 10/01/2013	570	623

California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	826

California State Encinitas Union School District General Obligation Bonds, (NPFGC Insured), Series 1996
0.000% due 08/01/2018	1,500	1,007

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	1,000	1,087

California State General Obligation Notes, Series 2009
5.000% due 07/01/2019	80	88

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	500	568

California State Health Facilities Financing Authority Revenue Notes, (CM Insured), Series 2000
5.000% due 09/01/2010	350	354

California State Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Housing Finance Agency Revenue Bonds, (AMBAC/FHA Insured), Series 1996
5.950% due 02/01/2011	$35	$35

California State Housing Finance Agency Revenue Notes, (FGIC Insured), Series 2006
4.500% due 08/01/2012	1,400	1,441

California State Mountain House Public Financing Authority Revenue Notes, Series 2007
5.000% due 12/01/2015	640	654

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	500	534

California State M-S-R Public Power Agency Revenue Bonds, (FSA Insured), Series 2008
5.000% due 07/01/2019	1,000	1,100

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	2,000	2,231

California State Pasadena Area Community College District General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	279
5.000% due 08/01/2018	250	281

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	976

California State Pollution Control Financing Authority Revenue Bonds, Series 2002
5.000% due 01/01/2022	1,000	1,005

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	1,000	1,089

California State Public Works Board Revenue Bonds, Series 2005
5.000% due 04/01/2017	1,000	1,080

California State Public Works Board Revenue Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2016	2,500	2,650

California State San Joaquin Delta Community College District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	2,000	1,753

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	2,000	1,387

California State Southwestern Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 08/01/2016	400	448

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	824

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (b)	2,150	1,745

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2001
5.000% due 10/01/2018	1,500	1,502

California Statewide Communities Development Authority Revenue Bonds, (XLCA Insured), Series 2006
4.100% due 04/01/2028	1,000	1,043

California Statewide Communities Development Authority Revenue Bonds, Series 2005
5.000% due 03/01/2018	125	129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	$500	$527

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2013	850	905

Campbell, California Redevelopment Agency Tax Allocation Notes, Series 2002
4.700% due 10/01/2011	505	507

Capistrano, California Unified School District Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	695
5.375% due 09/01/2017	800	795

Desert Sands, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	3,000	2,647

El Monte, California School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
0.000% due 05/01/2012	1,555	1,486

El Monte, California Union High School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
0.000% due 06/01/2013	1,195	1,102

Fresno, California Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	774

Grossmont-Cuyamaca, California Community College District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2018	500	566

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2014	125	108
0.000% due 08/01/2015	140	114

Inland Empire, California Tobacco Securitization Authority Revenue Bonds, Series 2007
4.625% due 06/01/2021	905	693

Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.000% due 11/15/2029	500	467
5.250% due 11/15/2018	1,000	1,049
5.250% due 11/15/2019	500	519

Long Beach, California Special Tax Bonds, Series 2008
5.375% due 10/01/2022	250	245

Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (FSA Insured), Series 2010
5.000% due 06/01/2018 (a)	640	711

Los Angeles, California Department of Airports Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 05/15/2016	1,000	1,054

Los Angeles, California Department of Water & Power Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2016	1,000	1,084

Los Angeles, California Municipal Improvement Corp. Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	268

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
4.000% due 03/15/2014	250	266

Modesto, California Irrigation District Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	1,545	1,744

See Accompanying Notes	Annual Report	March 31, 2010	17

Schedule of Investments California Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2016	$500	$385

Oakland, California Port Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2000
5.750% due 11/01/2012	500	502

Palm Springs, California Revenue Notes, Series 2008
5.300% due 07/01/2013	250	234

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.100% due 08/01/2013	255	254

Sacramento County, California Sanitation District Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,105

Sacramento, California Municipal Utility District Revenue Bonds, Series 1983
9.000% due 04/01/2013	485	542

San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2013	1,340	1,421

San Diego, California Public Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	500	560

San Diego, California Redevelopment Agency Tax Allocation Bonds, (XLCA Insured), Series 2004
5.250% due 09/01/2016	1,000	1,043

San Fernando, California Redevelopment Agency Tax Allocation Bonds, Series 2006
4.500% due 09/15/2017	1,425	1,411

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,279

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,046

San Francisco, California City & County Unified School District General Obligation Notes, (FSA Insured), Series 2005
5.000% due 06/15/2015	1,100	1,205

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,031

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Jose, California Redevelopment Agency Tax Allocation Bonds, Series 2008
6.500% due 08/01/2019	$1,000	$1,127

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	799

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	700	700

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,082

Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,385

Turlock, California Certificates of Participation Notes, Series 2007
5.000% due 10/15/2010	360	363

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.778% due 05/15/2030	1,500	1,136

University of California Regents Medical Center Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,257

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,740	1,916

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	391

University of California Revenue Notes, Series 2009
5.000% due 05/15/2016	85	97

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2013	400	366

West Contra Costa, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,082

		79,828

NEW JERSEY 0.2%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	230	240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 3.8%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.837% due 07/01/2020	$1,000	$761

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2012	500	532

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,317

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.500% due 07/01/2021	500	525

Puerto Rico Infrastructure Financing Authority Revenue Bonds, (AMBAC Insured), Series 1998
5.250% due 07/01/2010	150	151

		3,286

TEXAS 0.1%

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	93

VIRGIN ISLANDS 1.2%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	1,010

Total Municipal Bonds & Notes (Cost $83,076)		84,457

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011	5,200	53

Total Convertible Preferred Securities (Cost $390)		53

Total Investments 99.2% (Cost $84,615)		$85,616

Other Assets and Liabilities (Net) 0.8%		695

Net Assets 100.0%		$86,311

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
California	$0	$79,828	$0	$79,828
Other Investments +++	53	5,735	0	5,788

Investments, at value	$53	$85,563	$0	$85,616

18	PIMCO Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending Mach 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(236)	$0	$0	$0	$236	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(d)	Fair Value of Derivative Instruments ^

The following is a summary of the risk exposure related to derivative instruments held during the year by the fund:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(476)	$0	$0	$(476)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$591	$0	$0	$591

^	See note 4 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	19

Schedule of Investments  California Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.6%

American Express Bank FSB
0.310% due 07/13/2010	$250	$250

American International Group, Inc.
4.700% due 10/01/2010	300	303
5.600% due 10/18/2016	100	93
8.175% due 05/15/2068	100	85

General Electric Capital Corp.
0.419% due 07/27/2012	150	148

Morgan Stanley
2.350% due 05/14/2010	250	251

SLM Corp.
4.500% due 07/26/2010	450	452

Wachovia Bank N.A.
1.150% due 05/14/2010	100	100

Total Corporate Bonds & Notes (Cost $1,614)		1,682

MUNICIPAL BONDS & NOTES 99.3%

CALIFORNIA 97.3%

Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	535

Alta Loma, California School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 08/01/2012	400	380

Anaheim, California Public Financing Authority Revenue Notes, Series 2008
4.000% due 08/01/2010	2,275	2,300
4.000% due 08/01/2012	350	370

Brentwood, California Union School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2017	110	120

Brentwood, California Union School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
5.250% due 08/01/2016	135	148

Calaveras, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 08/01/2012	560	581
3.000% due 08/01/2013	460	479

Calaveras, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	300	308

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2002
4.500% due 04/01/2011	500	511

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
3.000% due 09/01/2012	1,000	1,010
4.000% due 09/01/2015	750	765

California State Bay Area Governments Association Revenue Notes, (XLCA Insured), Series 2006
5.000% due 08/01/2013	750	755

California State Bay Area Toll Authority Revenue Bonds, Series 2007
0.270% due 04/01/2047	1,250	1,250

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.290% due 04/01/2045	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Bay Area Toll Authority Revenue Notes, Series 2006
5.000% due 04/01/2015	$100	$114

California State Calleguas-Las Virgenes Public Financing Authority Revenue Notes, Series 2009
4.000% due 11/01/2013	400	435

California State Cardiff School District General Obligation Notes, Series 2010
3.000% due 08/01/2013	500	528

California State Central Contra Costa Sanitation District Certificates of Participation Notes, Series 2009
4.000% due 09/01/2011	1,000	1,046

California State Cerritos Community College District General Obligation Notes, Series 2009
4.000% due 08/01/2011	400	417

California State Department of Water Resources Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 05/01/2014	315	345

California State Department of Water Resources Revenue Bonds, Series 2002
0.290% due 05/01/2022	300	300
6.000% due 05/01/2014	3,050	3,375

California State Department of Water Resources Revenue Bonds, Series 2005
0.260% due 05/01/2020	1,290	1,290
0.270% due 05/01/2022	2,900	2,900

California State Department of Water Resources Revenue Notes, (NPFGC-IBC Insured), Series 2002
5.500% due 05/01/2012	700	766

California State Department of Water Resources Revenue Notes, Series 2005
0.270% due 05/01/2011	100	100

California State Department of Water Resources Revenue Notes, Series 2008
4.000% due 12/01/2012	855	927

California State East Side Union High School District General Obligation Bonds, (NPFGC Insured), Series 2003
4.900% due 02/01/2015	150	162

California State East Side Union High School District General Obligation Notes, (XLCA Insured), Series 2005
4.000% due 08/01/2012	200	210

California State Eastern Municipal Water District Revenue Bonds, Series 2008
0.270% due 07/01/2020	1,750	1,750

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2026	2,000	2,000
0.280% due 10/01/2036	2,600	2,600

California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2011	625	658
5.000% due 11/01/2013	525	575

California State Educational Facilities Authority Revenue Notes, Series 2010
1.090% due 10/01/2015	4,000	4,000
3.000% due 10/01/2012	1,315	1,363

California State Enterprise Development Authority Revenue Notes, Series 2010
4.000% due 09/01/2013	200	215
4.000% due 09/01/2014	220	236

California State General Obligation Bonds, Series 1991
6.600% due 02/01/2011	1,455	1,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2004
0.290% due 05/01/2034	$1,000	$1,000
5.000% due 07/01/2016	2,000	2,084

California State General Obligation Bonds, Series 2008
5.000% due 07/01/2023	3,175	3,216

California State General Obligation Notes, Series 2004
5.250% due 07/01/2012	1,000	1,084

California State General Obligation Notes, Series 2008
5.000% due 01/01/2011	1,500	1,547
5.000% due 04/01/2015	450	494

California State Health Facilities Financing Authority Revenue Bonds, Series 1998
5.250% due 10/01/2014	3,000	3,015

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
0.260% due 10/01/2031	2,000	2,000
0.280% due 10/01/2031	1,150	1,150
5.500% due 08/15/2018	250	284

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
0.270% due 09/01/2038	100	100
5.000% due 07/01/2037	1,250	1,304

California State Health Facilities Financing Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 11/01/2011	150	157

California State Health Facilities Financing Authority Revenue Notes, Series 2005
5.000% due 07/01/2010	500	504

California State Health Facilities Financing Authority Revenue Notes, Series 2008
5.000% due 08/15/2014	1,000	1,110

California State Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 03/01/2011	1,000	1,030
5.000% due 08/15/2011	1,000	1,042
5.000% due 03/01/2014	250	267
5.000% due 08/15/2014	350	379

California State Health Facilities Financing Authority Revenue Notes, Series 2010
3.000% due 11/15/2013	750	780

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2005
3.750% due 12/01/2018	2,000	2,017

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.270% due 09/01/2038	725	725

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2009
0.280% due 11/01/2026	3,000	3,000

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
0.280% due 09/01/2031	1,300	1,300
2.250% due 11/01/2026 (a)	3,000	3,000

California State Infrastructure & Economic Development Bank Revenue Notes, (AMBAC Insured), Series 2004
5.250% due 10/01/2013	1,250	1,402

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
5.000% due 02/01/2014	750	820

California State Los Angeles Community College District General Obligation Notes, Series 2008
3.000% due 08/01/2011	250	258
3.000% due 08/01/2012	500	522

20	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State M-S-R Public Power Agency Revenue Notes, (FSA Insured), Series 2008
5.000% due 07/01/2018	$250	$279

California State M-S-R Public Power Agency Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 07/01/2011	510	531

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011	500	501

California State Northern Power Agency Revenue Notes, Series 2008
5.000% due 07/01/2012	1,500	1,618

California State OMWD Financing Authority Revenue Notes, Series 2009
3.000% due 06/01/2012	160	166

California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2010	200	202
3.000% due 10/01/2011	200	206

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.270% due 11/01/2026	600	600
0.300% due 11/01/2026	700	700

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	151

California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	294

California State Public Works Board Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.250% due 10/01/2017	380	400

California State Public Works Board Revenue Notes, Series 2003
5.500% due 06/01/2013	750	818

California State Rim World Unified School District General Obligation Notes, (FSA Insured), Series 2009
3.000% due 08/01/2012	275	285

California State University Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/01/2011	1,400	1,484

California State University Revenue Notes, (FSA Insured), Series 2004
3.500% due 11/01/2012	2,565	2,717

California State Westside Elementary School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	220	222

California Statewide Communities Development Authority Revenue Bonds, (FSA Insured), Series 2007
5.250% due 07/01/2018	250	275

California Statewide Communities Development Authority Revenue Bonds, Series 2001
3.900% due 08/01/2031	1,050	1,067

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.260% due 12/01/2037	2,000	2,000
0.300% due 08/15/2041	700	700

California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2012	1,215	1,309
5.500% due 08/01/2014	2,610	2,916

California Statewide Communities Development Authority Revenue Notes, (FSA Insured), Series 2004
5.000% due 08/15/2012	425	457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	$150	$157

California Statewide Communities Development Authority Revenue Notes, (Radian Insured), Series 2005
5.000% due 04/01/2011	100	101

California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	750	791

California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2011	325	337
5.000% due 07/01/2012	640	675

California Statewide Communities Development Authority Revenue Notes, Series 2006
4.500% due 11/15/2012	370	371

California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 04/01/2013	2,500	2,701
5.000% due 06/15/2013	1,000	1,075

California Statewide Financing Authority Revenue Notes, Series 2002
4.600% due 05/01/2012	1,030	1,058

Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,179

Carlsbad, California Unified School District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2011	425	429

Central Valley, California Financing Authority Revenue Notes, Series 2009
3.000% due 07/01/2011	750	765
4.000% due 07/01/2012	750	789

Cucamonga County, California Water District Certificates of Participation Notes, (FSA Insured), Series 2009
2.500% due 09/01/2011	450	459

Cucamonga County, California Water District Certificates of Participation Notes, (NPFGC Insured), Series 2006
4.000% due 09/01/2014	250	268

Desert Sands, California Unified School District Certificates of Participation Notes, Series 2008
4.000% due 03/01/2012	1,000	1,038

El Dorado, California Union High School District Certificates of Participation Notes, Series 2009
0.000% due 12/01/2013	460	405

Folsom, California Redevelopment Agency Tax Allocation Notes, Series 2009
3.000% due 08/01/2011	360	362

Fontana, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 05/01/2011	350	363

Fremont, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2012	610	648
4.000% due 08/01/2013	700	752

Fresno, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2014	300	326

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2038	1,175	1,302
5.000% due 06/01/2043	100	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2003
5.625% due 06/01/2038	$100	$113

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (XLCA-ICR Insured), Series 2003
5.500% due 06/01/2043	1,735	1,950

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	1,500	1,686
5.500% due 06/01/2043	2,655	2,983
5.625% due 06/01/2038	3,665	4,132
6.250% due 06/01/2033	7,570	8,369
6.625% due 06/01/2040	2,020	2,340
6.750% due 06/01/2039	4,870	5,659
7.875% due 06/01/2042	105	126

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2007
4.000% due 06/01/2010	1,900	1,904
4.200% due 06/01/2012	600	612
5.000% due 06/01/2011	500	512

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011	185	181
0.000% due 08/01/2012	100	95
0.000% due 08/01/2013	115	105

Indio, California Water Authority Revenue Notes, (AMBAC Insured), Series 2006
4.000% due 04/01/2011	300	310

Industry, California General Obligation Notes, Series 2009
4.000% due 07/01/2011	275	285
4.000% due 07/01/2012	1,000	1,059
5.000% due 07/01/2013	750	829

Irvine, California Public Facilities & Infrastructure Authority Revenue Bonds, Series 1985
0.290% due 11/01/2010	1,045	1,045

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	466	466

Irvine, California Special Assessment Bonds, Series 2000
0.260% due 09/02/2025	2,000	2,000

Irvine, California Unified School District Special Tax Notes, (AGC Insured), Series 2009
3.000% due 09/01/2010	1,500	1,510

Lake Arrowhead, California Community Services District Certificates of Participation Notes, Series 2009
2.500% due 10/01/2011	645	658
3.000% due 10/01/2012	300	311

Lincoln, California Unified School District Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	194

Long Beach, California Revenue Notes, Series 2009
4.000% due 06/01/2012	90	93
4.000% due 06/01/2013	110	113

Long Beach, California Unified School District General Obligation Notes, Series 2009
5.000% due 08/01/2011	1,000	1,056

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.270% due 07/01/2031	1,195	1,195

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, (NPFGC Insured), Series 2003
5.250% due 07/01/2012	155	169

See Accompanying Notes	Annual Report	March 31, 2010	21

Schedule of Investments  California Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Department of Airports Revenue Notes, Series 2009
3.000% due 05/15/2011	$500	$511
5.000% due 05/15/2013	250	275

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.270% due 07/01/2034	400	400

Los Angeles, California Department of Water & Power Revenue Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2013	500	559

Los Angeles, California Harbor Department Revenue Notes, Series 2009
5.000% due 08/01/2012	1,000	1,085

Los Angeles, California Unified School District Certificates of Participation Notes, Series 2010
3.000% due 12/01/2011	750	773

Los Angeles, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2007
4.000% due 07/01/2010	1,000	1,009

Los Angeles, California Unified School District General Obligation Notes, Series 2009
5.000% due 07/01/2014	2,000	2,243

Los Angeles, California Wastewater System General Obligation Notes, (NPFGC Insured), Series 2002
5.250% due 09/01/2011	730	778

Los Angeles, California Wastewater System Revenue Notes, (AMBAC Insured), Series 2006
4.500% due 02/01/2013	250	270

Los Angeles, California Wastewater System Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 06/01/2011	100	105

Los Angeles, California Wastewater System Revenue Notes, Series 2009
4.000% due 02/01/2013	1,985	2,119

Lynwood, California Utility Authority Revenue Notes, (AGC Insured), Series 2008
3.000% due 06/01/2010	165	165

Menlo Park, California City School District General Obligation Notes, Series 2010
0.000% due 07/01/2013	150	143

Merced, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
2.000% due 08/01/2010	775	778

Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
2.500% due 03/15/2011	275	279
3.000% due 03/15/2012	400	413

Mission Viejo, California Community Development Financing Authority Revenue Notes, Series 2009
5.000% due 05/01/2013	530	584

Modesto, California Certificates of Participation Bonds, (AGC Insured), Series 2008
0.320% due 10/01/2036	2,960	2,960

Montebello, California Unified School District General Obligation Notes, (FSA Insured), Series 2008
3.000% due 08/01/2011	145	149

Monterey County, California Certificates of Participation Notes, (FSA Insured), Series 2009
4.000% due 08/01/2013	1,455	1,551

Newport Beach, California Revenue Bonds, Series 2008
0.250% due 12/01/2040	2,000	2,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	$4,000	$4,101
5.000% due 12/01/2038	1,500	1,608

Norwalk-La Mirada, California Unified School District General Obligation Notes, (FSA Insured), Series 2009
4.000% due 08/01/2013	880	938

Oak Grove, California School District General Obligation Notes, (NPFGC Insured), Series 2005
5.250% due 08/01/2013	50	56

Orange County, California Ocean View School District Revenue Notes, (FSA Insured), Series 2010
3.000% due 03/01/2012	430	442
3.500% due 03/01/2013	300	314

Orange County, California Public Financing Authority Revenue Notes, (NPFGC insured), Series 2005
5.000% due 07/01/2011	100	104

Orange County, California Transportation Authority Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 08/15/2013	100	109

Orchard, California School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 08/01/2012	125	133

Pasadena, California Certificates of Participation Bonds, Series 2008
0.300% due 02/01/2035	4,100	4,100

Pasadena, California Certificates of Participation Notes, Series 2008
4.000% due 02/01/2012	570	594

Pittsburg, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.250% due 08/01/2013	100	106

Placentia, California Public Financing Authority Special Tax Notes, Series 2009
2.625% due 09/01/2011	675	679

Placer County, California Unified School District Certificates of Participation Notes, (FSA Insured), Series 2009
3.000% due 08/01/2011	200	205
3.000% due 08/01/2012	245	251
3.000% due 08/01/2013	350	356

Pleasanton, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	166

Pleasanton, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2004
5.375% due 08/01/2013	125	139

Redding, California Joint Powers Financing Authority Revenue Notes, (NPFGC Insured), Series 2002
4.000% due 12/01/2010	50	51

Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.000% due 08/01/2012	145	145

Riverside County, California Palm Desert Financing Authority Revenue Notes, Series 2008
4.000% due 05/01/2010	500	501

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.290% due 06/01/2029	8,000	8,000

Riverside, California Revenue Bonds, (NPFGC Insured), Series 2004
5.000% due 10/01/2014	500	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside, California Revenue Bonds, (NPFGC-FGIC Insured), Series 1993
5.000% due 08/01/2010	$1,000	$1,015

Riverside, California Revenue Notes, Series 2009
4.000% due 08/01/2012	500	527
5.000% due 10/01/2013	2,000	2,212

Roseville, California Certificates of Participation Notes, Series 2009
3.000% due 02/01/2013	1,065	1,087

Roseville, California Natural Gas Finance Authority Revenue Notes, Series 2007
5.000% due 02/15/2012	100	104

Sacramento County, California Certificates of Participation Notes, Series 2010
3.000% due 02/01/2011	2,000	2,023

Sacramento County, California Revenue Notes, Series 2009
3.000% due 07/01/2012	550	566

Sacramento, California Municipal Utility District Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/15/2013	1,375	1,518

Sacramento, California Municipal Utility District Revenue Notes, Series 2009
4.000% due 07/01/2011	650	672
5.000% due 07/01/2012	500	538

San Bernardino County, California Certificates of Participation Notes, Series 2009
3.000% due 08/01/2010	470	473
5.000% due 08/01/2013	1,000	1,073

San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2011	200	208

San Diego County, California Certificates of Participation Notes, Series 2009
4.000% due 10/01/2012	2,800	2,961

San Diego County, California Water Authority Certificates of Participation Notes, (FSA Insured), Series 2008
5.000% due 05/01/2014	50	56

San Diego County, California Water Authority Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2005
5.250% due 05/01/2013	675	749

San Diego, California Unified School District General Obligation Notes, Series 2009
0.000% due 07/01/2012	325	315

San Francisco, California City & County Airports Commission Revenue Notes, (FSA Insured), Series 2009
3.000% due 05/01/2011	1,000	1,023
3.500% due 05/01/2012	1,000	1,045

San Francisco, California City & County Airports Commission Revenue Notes, (NPFGC-FGIC Insured), Series 2003
4.000% due 05/01/2011	1,000	1,030

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016 (a)	300	301

San Francisco, California City & County Certificates of Participation Notes, Series 2009
1.950% due 04/01/2011	1,600	1,613

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,000	1,041

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	2,250	2,478

22	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	$475	$509

San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC-FGIC Insured), Series 2004
5.000% due 08/01/2012	740	787

San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2022	2,000	2,050

San Jose, California Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2002
4.000% due 08/01/2011	300	305

San Jose, California Unified School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 08/01/2014	375	423

San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	266

San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2008
4.000% due 07/15/2011	350	363
5.000% due 07/15/2014	150	165

San Rafael, California Redevelopment Agency Tax Allocation Notes, (AGC Insured), Series 2009
5.000% due 12/01/2013	965	1,078
5.000% due 12/01/2014	1,020	1,139

Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	200

Santa Ana, California Unified School District General Obligation Notes, Series 2008
3.500% due 08/01/2011	900	931

Santa Barbara, California Community College District General Obligation Notes, Series 2008
4.000% due 08/01/2010	155	157

Santa Barbara, California Financing Authority Revenue Notes, Series 2009
4.000% due 07/01/2012	400	422

Santa Clara County, California Financing Authority Revenue Notes, Series 2008
5.000% due 11/15/2014	2,500	2,826

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	5,685	5,685

Santa Clara, California Valley Transportation Authority Revenue Bonds, Series 2008
0.260% due 04/01/2036	705	705

Santa Clara, California Valley Water District Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	167

Santa Margarita-Dana, California Point Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 08/01/2015	225	250

Santa Margarita-Dana, California Point Authority Special Assessment Notes, Series 2009
5.000% due 08/01/2012	1,075	1,172

Santa Monica, California Community College District General Obligation Notes, (NPFGC-FGIC Insured), Series 2007
0.000% due 08/01/2013	225	208

Solano County, California Certificates of Participation Notes, Series 2009
5.000% due 11/15/2012	1,930	2,066

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Orange County, California Public Financing Authority Special Tax Bonds, (NPFGC Insured), Series 2003
5.000% due 09/01/2013	$125	$134

South Orange County, California Public Financing Authority Special Tax Notes, (NPFGC-FGIC Insured), Series 2004
5.000% due 08/15/2011	200	208

Southern California State Metropolitan Water District General Obligation Bonds, Series 2001
5.250% due 03/01/2014	1,405	1,481

Southern California State Metropolitan Water District Revenue Bonds, Series 2008
0.290% due 07/01/2037	4,000	4,000

Southern California State Metropolitan Water District Revenue Notes, Series 2009
5.000% due 07/01/2012	1,000	1,092

Southern California State Public Power Authority Revenue Bonds, Series 1989
6.750% due 07/01/2011	1,750	1,870
6.750% due 07/01/2013	2,700	3,147

Southern California State Public Power Authority Revenue Bonds, Series 2008
0.270% due 07/01/2020	3,050	3,050

Stockton, California Public Financing Authority Revenue Notes, Series 2009
4.000% due 10/01/2012	1,925	2,026

Torrance, California Certificates of Participation Notes, Series 2009
3.000% due 09/01/2011	175	178
3.000% due 09/01/2012	175	179

Torrance, California Unified School District General Obligation Notes, Series 2009
1.800% due 08/01/2011	30	30
4.000% due 08/01/2011	500	522

Tustin, California Special Assessment Bonds, Series 1996
0.280% due 09/02/2013	2,034	2,034

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.778% due 05/15/2030	1,000	757

University of California Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 05/15/2011	350	367

University of California Revenue Notes, (FSA Insured), Series 2007
5.000% due 05/15/2015	45	52

University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	270	305

University of California Revenue Notes, Series 2008
4.000% due 05/15/2013	100	108

University of California Revenue Notes, Series 2009
4.000% due 05/15/2012	900	955

Upland, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.600% due 10/01/2016	100	104

Val Verde, California Unified School District General Obligation Notes, (FSA Insured), Series 2010
4.000% due 08/01/2012	990	1,049

Vernon, California Revenue Notes, Series 2009
4.000% due 08/01/2010	2,000	2,022

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2011	50	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Visalia, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2012 (a)	$215	$229

Washington, California Health Care District General Obligation Notes, Series 2009
6.000% due 08/01/2011	1,000	1,070

Washington, California Health Care District Revenue Notes, Series 2009
4.500% due 07/01/2011	125	130

West Basin, California Municipal Water District Certificates of Participation Notes, Series 2008
4.000% due 08/01/2010	500	505

West Contra Costa, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2010	1,275	1,283

West Hollywood, California Public Financing Authority Revenue Notes, Series 2009
3.000% due 02/01/2011	535	543
3.000% due 02/01/2012	695	712

Western Riverside County, California Regional Wastewater Authority Revenue Notes, (AGC Insured), Series 2009
3.000% due 09/01/2012	435	449

Westlake Village, California Certificates of Participation Notes, Series 2009
2.000% due 06/01/2011	310	313

Westminster, California School District General Obligation Notes, Series 2009
2.000% due 08/01/2011	555	561

Whittier, California Revenue Notes, Series 2009
3.000% due 06/01/2011	1,600	1,616

		274,795

GUAM 0.0%

Guam Economic Development & Commerce Authority Revenue Bonds, Series 2001
5.400% due 05/15/2031	25	27

NEW HAMPSHIRE 0.4%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.290% due 07/01/2033	990	990

PUERTO RICO 1.5%

Commonwealth of Puerto Rico General Obligation Notes, Series 2008
5.000% due 07/01/2011	1,500	1,556

Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2010	1,000	1,008

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2000
6.000% due 07/01/2039	1,750	1,791

		4,355

VIRGIN ISLANDS 0.1%

Virgin Islands Public Finance Authority Revenue Notes, Series 2009
5.000% due 10/01/2010	375	381

Total Municipal Bonds & Notes (Cost $277,856)		280,548

See Accompanying Notes	Annual Report	March 31, 2010	23

Schedule of Investments California Short Duration Municipal Income Fund (Cont.)	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
1.000% due 10/31/2011 (b)	$2	$2

Total U.S. Treasury Obligations (Cost $2)		2

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011	1,000	10

Total Convertible Preferred Securities (Cost $75)		10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS 0.5%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$1,281	$1,281

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 valued at $1,310. Repurchase proceeds are $1,281.)

Total Short-Term Instruments (Cost $1,281)		1,281

Total Investments 100.4% (Cost $280,828)		$283,523

Other Assets and Liabilities (Net) (0.4%)		(1,103)

Net Assets 100.0%		$282,420

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Securities with an aggregate market value of $2 and cash of $3 have been pledged as collateral for futures contracts on March 31, 2010. On March 31, 2010, there were no open futures contracts.
(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
California	$0	$274,795	$0	$274,795
Other Investments +++	10	8,718	0	8,728

Investments, at value	$10	$283,513	$0	$283,523

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

24	PIMCO Funds	See Accompanying Notes

Schedule of Investments High Yield Municipal Bond Fund	March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

American International Group, Inc.
4.700% due 10/01/2010	$500	$505
8.175% due 05/15/2068	1,600	1,364
8.250% due 08/15/2018	400	420

SLM Corp.
4.500% due 07/26/2010	700	703

Total Corporate Bonds & Notes (Cost $2,726)		2,992

MUNICIPAL BONDS & NOTES 98.3%

ALABAMA 1.1%

Butler, Alabama Industrial Development Board Revenue Bonds, Series 1993
5.900% due 12/01/2012	50	50

Colbert County, Alabama Health Care Authority Revenue Bonds, Series 2003
5.750% due 06/01/2027	670	642

Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
5.250% due 03/01/2031	250	230
5.250% due 03/01/2036	500	455

Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,500	1,369

		2,746

ALASKA 0.4%

Alaska State Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036	1,400	986

ARIZONA 4.1%

Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,215	1,216

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	1,250	945

Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2012	225	237

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,000	864

Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,251

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,500	1,160

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	776

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	1,000	1,007
6.375% due 09/01/2029	1,850	1,892

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2009
4.950% due 10/01/2020	750	746

		10,094

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 6.8%

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	$500	$529

California State Hartnell Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	2,000	918

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,595

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
2.250% due 11/01/2026 (b)	250	250

California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	1,601

California State Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	617
7.000% due 10/01/2039	500	446

California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	976

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (c)	1,350	1,096

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,100	868
9.000% due 11/01/2017	460	387

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,100

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.625% due 06/01/2038	80	90

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	1,000	783

Los Angeles, California Regional Airports Improvement Corp. Revenue Bonds, Series 2002
7.500% due 12/01/2024	250	249

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.290% due 06/01/2029	1,000	1,000

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,400	2,400

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.778% due 05/15/2030	1,750	1,326

Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2018	1,000	659

		16,890

COLORADO 5.1%

Colorado State Confluence Metropolitan District Revenue Bonds, Series 2007
5.400% due 12/01/2027	500	366
5.450% due 12/01/2034	1,000	685

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.700% due 05/01/2037 (f)	800	613
5.750% due 05/15/2037	835	642
5.750% due 12/01/2037	1,000	746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2008
0.310% due 10/01/2038	$300	$300

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	2,350	1,811
5.900% due 08/01/2037	1,000	814

Colorado State Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	969

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	585	598

Colorado State Housing & Finance Authority Revenue Bonds, Series 2007
5.875% due 06/01/2037	1,500	1,040

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,401

Colorado State Tallyn's Reach Metropolitan District No. 3 General Obligation Bonds, Series 2007
5.200% due 12/01/2036	500	425

Copperleaf, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	350

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2031	300	300

Madre, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	514

		12,574

CONNECTICUT 1.1%

Connecticut State Harbor Point Infrastructure Improvement District Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	1,000	1,029

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.320% due 07/01/2038	800	800

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.270% due 07/01/2035	855	855

		2,684

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2010
5.400% due 02/01/2031 (b)	500	504

FLORIDA 5.7%

Beacon Lakes, Florida Community Development District Special Assessment Bonds, Series 2007
6.000% due 05/01/2038	455	382

Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,000	1,035

Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
5.000% due 06/01/2016 (b)	1,025	1,069

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	200

See Accompanying Notes	Annual Report	March 31, 2010	25

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, (NPFGC-IBC Insured), Series 2006
5.000% due 07/01/2011	$850	$888

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.300% due 10/01/2036	600	600

Florida State University Square Community Development District Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	1,235	1,061

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	931

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.125% due 05/15/2037	1,000	704

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2008
5.625% due 08/15/2029	1,750	1,577

Jacksonville, Florida Economic Development Commission Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,155

Lee County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.375% due 06/15/2037	1,500	1,101

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	640	663

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
5.500% due 04/01/2038	500	505

Orange County, Florida School Board Certificates of Participation Bonds, Series 2008
0.300% due 08/01/2022	1,000	1,000

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,680	1,302

		14,173

GEORGIA 1.8%

Atlanta, Georgia Downtown Development Authority Revenue Notes, (AGC Insured), Series 2009
4.000% due 07/01/2011	500	514

Fulton County, Georgia Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	166

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2007
5.000% due 03/15/2017	500	530

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,000	1,052

Georgia State Medical Center Hospital Authority Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,500	1,179

Georgia State Municipal Electric Authority Revenue Notes, Series 2010
5.000% due 04/01/2017	1,000	1,110

		4,551

IDAHO 0.5%

Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,193

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 6.9%

Belleville, Illinois Frank Scott Parkway Redevelopment Authority Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	$1,000	$801

Chicago, Illinois Revenue Bonds, Series 2002
0.280% due 01/01/2034	695	695

Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,037

Hillside, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	1,732

Illinois State Finance Authority Revenue Bonds, Series 1993
5.950% due 08/15/2026	800	776

Illinois State Finance Authority Revenue Bonds, Series 2007
5.375% due 11/15/2039	1,000	774
5.500% due 05/15/2037	750	526
6.100% due 12/01/2041	1,650	1,231
7.000% due 12/01/2037 (a)	1,000	215

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	823

Illinois State Finance Authority Revenue Notes, Series 2010
5.000% due 05/01/2011	250	257

Illinois State Finance Authority Sports Facilities Revenue Bonds, Series 2007
6.000% due 03/01/2037 (a)	1,775	444

Illinois State Revenue Bonds, Series 2004
5.000% due 06/15/2015	5,500	5,991

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	954
6.625% due 06/01/2037	1,000	914

		17,170

INDIANA 4.2%

East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	87

Indiana State Finance Authority Revenue Bonds, Series 2010
5.000% due 10/01/2026 (b)	1,000	1,105

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	1,000	963

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
5.000% due 10/01/2027	1,000	1,096

Indiana State Municipal Power Agency Revenue Bonds, Series 2009
5.750% due 01/01/2034	1,000	1,043
6.000% due 01/01/2039	1,000	1,066

Indiana State Northwest Allen School Building Corp. Revenue Notes, (FSA Insured), Series 2008
5.000% due 01/15/2013	1,050	1,136

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,638

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,650	1,413

		10,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 2.0%

Altoona, Iowa Tax Allocation Bonds, Series 2008
6.000% due 06/01/2034	$1,000	$1,045

Iowa State Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	900	665
5.500% due 11/15/2037	1,550	1,050
5.625% due 12/01/2045	1,600	1,053

Iowa State Finance Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	1,000	1,066

		4,879

KANSAS 1.2%

Kansas State Development Finance Authority Revenue Notes, Series 2009
5.000% due 11/15/2014	225	249

Labette County, Kansas Revenue Bonds, Series 2007
5.750% due 09/01/2037	1,100	1,015

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	1,000	818

Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2037	250	183
5.125% due 05/15/2042	250	179
5.500% due 08/01/2021	250	200

Olathe, Kansas Tax Allocation Bonds, Series 2007
5.500% due 09/01/2026	200	131

Wyandotte County-Kansas City, Kansas Unified Government Revenue Notes, Series 2010
5.000% due 09/01/2015	250	276

		3,051

KENTUCKY 0.7%

Kentucky State Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	500	497

Owen County, Kentucky Revenue Bonds, Series 2009
5.625% due 09/01/2039	1,250	1,280

		1,777

LOUISIANA 1.7%

Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,455

Louisiana State St. John Parish Baptist Revenue Bonds, Series 2007
5.125% due 06/01/2037	1,185	1,101

New Orleans, Louisiana Aviation Board Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	553

		4,109

MARYLAND 0.4%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.300% due 01/01/2037	300	210

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	285

Maryland State Industrial Development Financing Authority Revenue Notes, Series 2008
5.000% due 12/01/2010	505	508

		1,003

26	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 1.7%

Massachusetts State Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	$1,250	$1,066

Massachusetts State Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,500	1,578

Massachusetts State General Obligation Notes, Series 2010
0.670% due 02/01/2013	1,500	1,504

		4,148

MICHIGAN 3.3%

Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,000	988

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	780	566

Garden City, Michigan Hospital Finance Authority Revenue Bonds, Series 2007
5.000% due 08/15/2038	250	162

Hillsdale, Michigan Hospital Finance Authority Revenue Bonds, Series 1998
5.000% due 05/15/2013	70	70

Meridian, Michigan Economic Development Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2026	955	766

Michigan State Corner Creek Academy East Revenue Bonds, Series 2007
5.250% due 11/01/2036	250	181

Michigan State Doctor Charles Drew Academy Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	445	303

Michigan State Grand Traverse Academy Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	916

Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	858

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
5.000% due 05/01/2011	1,120	1,162

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (f)	230	206

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	1,000	951

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	750	585

Royal Oak, Michigan Hospital Finance Authority Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	593

		8,307

MINNESOTA 2.4%

Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	326

Minneapolis, Minnesota Revenue Bonds, Series 2007
5.400% due 04/01/2028	725	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	$950	$1,050

Minneapolis, Minnesota Tax Allocation Bonds, Series 2006
5.350% due 02/01/2030	200	166

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/01/2037	1,000	881

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	2,000	2,065

Stillwater, Minnesota Revenue Bonds, Series 2007
5.375% due 02/01/2032	500	385

Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	443

		5,875

MISSISSIPPI 0.7%

Mississippi State Business Finance Corp. Revenue Bonds, Series 1998
5.875% due 04/01/2022	1,860	1,853

MISSOURI 1.7%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2025	1,900	1,404
6.000% due 07/01/2037	750	514

Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	220

Independence, Missouri Thirty-Ninth Street Transportation District Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	455

Joplin, Missouri Industrial Development Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,141

Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	246

Missouri State Grindstone Plaza Transportation Development District Sales Tax Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	175
5.550% due 10/01/2036	45	31

		4,186

MONTANA 0.2%

Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
0.000% due 09/01/2031 (c)	830	462

NEVADA 0.2%

Nevada State Truckee Meadows Water Authority Revenue Notes, Series 2010
5.000% due 07/01/2013	500	550

NEW JERSEY 1.7%

New Jersey State Economic Development Authority Revenue Bonds, Series 2000
7.000% due 11/15/2030	60	57

New Jersey State Economic Development Authority Revenue Bonds, Series 2006
5.375% due 11/01/2036	500	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	$6,000	$3,878

		4,327

NEW MEXICO 0.8%

New Mexico State Educational Assistance Foundation Revenue Notes, Series 2009
4.000% due 09/01/2016	1,000	1,058

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2007
5.250% due 08/15/2026	500	402

Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	512

		1,972

NEW YORK 7.8%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	123

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
3.750% due 06/01/2011	1,000	1,025

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.500% due 01/01/2027	395	385
6.700% due 01/01/2043	1,500	1,401

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	152

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
3.296% due 03/01/2016	1,250	1,029

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	1,000	1,034

New York State Brooklyn Arena Local Development Corp. Revenue Bonds, Series 2009
6.375% due 07/15/2043	1,000	1,034

New York State Dormitory Authority Revenue Bonds, Series 2008
0.320% due 07/01/2037	1,400	1,400
6.250% due 12/01/2037	1,000	954

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	5,000	5,482

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.350% due 06/01/2020	4,400	4,400

Tompkins County, New York Industrial Development Agency Revenue Bonds, Series 2008
0.320% due 07/01/2037	1,000	1,000

		19,419

NORTH CAROLINA 1.6%

Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	150	117

Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	56

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026	1,000	1,034

See Accompanying Notes	Annual Report	March 31, 2010	27

Schedule of Investments  High Yield Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Carolina State Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	$50	$45

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	708

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	733
6.000% due 04/01/2038	500	382

Surry County, North Carolina Northern Hospital District Revenue Bonds, Series 2008
6.250% due 10/01/2038	800	815

		3,890

OHIO 4.1%

Lucas County, Ohio Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/15/2010	585	596

Ohio State Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,238

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	1,000	845
5.875% due 06/01/2047	3,500	2,549
6.000% due 06/01/2042	1,520	1,128

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.200% due 12/01/2033	800	800

University of Toledo, Ohio Revenue Notes, Series 2009
4.000% due 06/01/2012	910	947

		10,103

PENNSYLVANIA 5.4%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	739

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.375% due 11/15/2040	2,000	1,533

Cambridge, Pennsylvania Area Joint Authority Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	510

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	438

Geisinger, Pennsylvania Authority Revenue Bonds, Series 2009
0.270% due 06/01/2039	300	300

Harrisburg, Pennsylvania Authority Revenue Bonds, Series 2007
6.000% due 09/01/2036	500	439

Lancaster County, Pennsylvania Hospital Authority Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	240
6.375% due 07/01/2030	1,000	942

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2006
5.250% due 01/01/2036	150	133

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	2,615	2,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	$180	$180

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	515

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 1993
6.625% due 11/15/2023	2,000	2,000

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2034	750	602

Susquehanna, Pennsylvania Area Regional Airport Authority Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,750	1,691

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	550	453

		13,334

PUERTO RICO 0.2%

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	380	394

RHODE ISLAND 0.1%

Rhode Island State Health & Educational Building Corp. Revenue Bonds, Series 1998
5.400% due 07/01/2013	155	155

SOUTH CAROLINA 1.3%

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,683
6.000% due 11/15/2037	2,000	1,410

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	145	181

		3,274

TENNESSEE 2.9%

Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,004

Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.250% due 04/01/2036	750	700

Maury County, Tennessee Industrial Development Board Revenue Bonds, Series 1994
6.500% due 09/01/2024 (a)	150	112

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	1,150	749

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2020	850	850
5.250% due 09/01/2021	1,000	1,012
5.250% due 09/01/2023	1,340	1,344
5.250% due 09/01/2024	1,375	1,369

		7,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 10.6%

Brazos, Texas River Authority Revenue Bonds, Series 2001
5.750% due 05/01/2036	$1,500	$1,451
8.250% due 05/01/2033	1,300	838

Brazos, Texas River Authority Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	279

Brazos, Texas River Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	2,000	924

Dallas, Texas Independent School District General Obligation Notes, Series 2009
4.000% due 02/15/2011	800	823

Guadalupe-Blanco, Texas River Authority Revenue Notes, Series 2008
5.625% due 10/01/2017	275	292

Gulf Coast, Texas Waste Disposal Authority Revenue Bonds, Series 2003
5.200% due 05/01/2028	1,000	997

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	2,000	2,156

Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	846

Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2017	100	93
6.125% due 07/15/2027	45	40

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2021	100	99
6.750% due 07/01/2029	1,000	973

Lubbock, Texas Health Facilities Development Corp. Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	233

Lufkin, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.500% due 02/15/2037	750	670

North Texas State Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	156
5.750% due 01/01/2033	1,600	1,652

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,166

Parmer County, Texas Hospital District General Obligation Bonds, Series 2007
5.500% due 02/15/2027	345	344

Pharr, Texas Higher Education Finance Authority Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	512

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,055

Texas State Alliance Airport Authority Revenue Bonds, Series 2007
5.250% due 12/01/2029	500	335

Texas State General Obligation Notes, Series 2009
5.000% due 08/01/2013	445	498

Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2013	450	497

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,150	1,142

28	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	$500	$522

Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,600	1,733

Texas State Public Finance Authority Revenue Bonds, Series 2007
5.375% due 02/15/2037	2,115	1,716

Tomball, Texas Independent School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 02/15/2011	250	255

Trinity, Texas River Authority Revenue Bonds, Series 2000
6.250% due 05/01/2028	50	29

Tyler, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.375% due 11/01/2037	2,500	2,297

Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	735	664

		26,287

UTAH 2.3%

Spanish Fork, Utah Revenue Bonds, Series 2006
5.550% due 11/15/2026	500	429
5.700% due 11/15/2036	1,000	814

St. George, Utah Revenue Notes, Series 2009
2.500% due 11/01/2011	225	230

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,650	1,337

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,027

Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	510

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	451

		5,798

VIRGIN ISLANDS 0.4%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2009
5.000% due 10/01/2024	1,000	1,014

VIRGINIA 0.9%

Bedford County, Virginia Industrial Development Authority Revenue Bonds, Series 1999
6.550% due 12/01/2025	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2007
5.500% due 07/01/2037	$570	$336

Lewistown, Virginia Commerce Center Community Development Authority Revenue Bonds, Series 2007
6.050% due 03/01/2027	1,150	879

Virginia State Peninsula Town Center Community Development Authority Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,000	962

		2,277

WASHINGTON 1.4%

Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	997

Washington State Certificates of Participation Notes, Series 2009
2.500% due 07/01/2010	1,200	1,204
2.500% due 07/01/2011	400	407

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	277

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	850	578

		3,463

WEST VIRGINIA 1.0%

West Virginia State Economic Development Authority Revenue Bonds, Series 2008
4.850% due 05/01/2019	1,200	1,289

West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	500	498

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	955	759

		2,546

WISCONSIN 1.5%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,150	860

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2033	250	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	$1,000	$1,040
6.625% due 02/15/2032	1,450	1,513

		3,636

WYOMING 0.2%

University of Wyoming Revenue Notes, Series 2009
3.000% due 06/01/2011	390	399

Total Municipal Bonds & Notes (Cost $262,069)		243,740

MORTGAGE-BACKED SECURITIES 0.2%

Countrywide Alternative Loan Trust
1.971% due 11/25/2035	380	209

Residential Accredit Loans, Inc.
0.379% due 02/25/2047	762	351

Total Mortgage-Backed Securities (Cost $697)		560

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011	7,700	79

Total Convertible Preferred Securities (Cost $578)		79

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

U.S. TREASURY BILLS 0.3%
0.254% due 08/26/2010 (d)	$710	709

Total Short-Term Instruments (Cost $709)		709

Total Investments 100.1% (Cost $266,779)		$248,080

Other Assets and Liabilities (Net) (0.1%)		(154)

Net Assets 100.0%		$247,926

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $709 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.

See Accompanying Notes	Annual Report	March 31, 2010	29

Schedule of Investments High Yield Municipal Bond Fund (Cont.)

(e)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Long Island, New York Power Authority Revenue Bonds, Series 2006	GSC	0.950%	06/20/2018	2.660%	$5,000	$(436)	$0	$(436)
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007	GSC	1.500%	06/20/2018	3.470%	5,000	(450)	0	(450)

						$(886)	$0	$(886)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(f)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007	5.700%	05/01/2037	06/27/2007	$800	$613	0.25%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	07/30/2008	230	206	0.08%

				$1,030	$819	0.33%

(g)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$2,992	$0	$2,992
Arizona	0	10,094	0	10,094
California	0	16,890	0	16,890
Colorado	0	12,574	0	12,574
Florida	0	14,173	0	14,173
Georgia	0	4,551	0	4,551
Illinois	0	17,170	0	17,170
Indiana	0	10,547	0	10,547
Iowa	0	4,879	0	4,879
Kansas	0	3,051	0	3,051
Louisiana	0	4,109	0	4,109
Massachusetts	0	4,148	0	4,148
Michigan	0	8,307	0	8,307
Minnesota	0	5,875	0	5,875
Missouri	0	4,186	0	4,186
New Jersey	0	4,327	0	4,327
New York	0	19,419	0	19,419
North Carolina	0	3,890	0	3,890
Ohio	0	10,103	0	10,103
Pennsylvania	0	13,334	0	13,334
South Carolina	0	3,274	0	3,274
Tennessee	0	7,140	0	7,140
Texas	0	26,287	0	26,287
Utah	0	5,798	0	5,798
Washington	0	3,463	0	3,463
Wisconsin	0	3,636	0	3,636
Other Investments +++	79	23,784	0	23,863

Investments, at value	$79	$248,001	$0	$248,080
Financial Derivative Instruments ++++	$0	$0	$(886)	$(886)

Totals	$79	$248,001	$(886)	$247,194

30	PIMCO Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(2,711)	$0	$0	$0	$1,825	$0	$(886)	$297

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(h)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$886	$0	$0	$886

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(951)	$0	$0	$(951)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,097	$0	$0	$2,097

^	See note 4 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	31

Schedule of Investments  Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

American International Group, Inc.
4.250% due 05/15/2013	$600	$589
4.700% due 10/01/2010	1,400	1,414
4.950% due 03/20/2012	100	102
5.600% due 10/18/2016	100	93
8.175% due 05/15/2068	200	171
8.250% due 08/15/2018	900	946

SLM Corp.
4.500% due 07/26/2010	1,500	1,507

Total Corporate Bonds & Notes (Cost $4,058)		4,822

MUNICIPAL BONDS & NOTES 97.1%

ALABAMA 1.3%

Alabama State 21st Century Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	2,295	2,353

Jefferson County, Alabama Limited Obligation Revenue Bonds, Series 2004
5.250% due 01/01/2019	3,300	2,936

		5,289

ALASKA 0.6%

Alaska State Housing Finance Corp. Revenue Bonds, (NPFGC Insured), Series 2002
5.250% due 06/01/2032	540	544

Alaska State Industrial Development & Export Authority Revenue Notes, Series 2010
5.000% due 04/01/2012	250	268

Anchorage, Alaska General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 10/01/2018	1,480	1,631

		2,443

ARIZONA 1.8%

Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	6,000	5,186

Pima County, Arizona Industrial Development Authority Revenue Bonds, (HUD Insured), Series 1998
5.375% due 06/01/2010	455	456

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	2,000	2,014

		7,656

CALIFORNIA 16.8%

Anaheim, California Public Financing Authority Revenue Bonds, (FSA Insured), Series 1997
0.000% due 09/01/2035	4,000	761

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,565	2,585

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	6,445	7,006

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	7,800	8,098
5.625% due 07/01/2032	3,200	3,247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	$1,000	$1,063

California State Imperial Community College District General Obligation Bonds, (XLCA Insured), Series 2006
0.000% due 08/01/2031	3,010	706

California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	1,655

Culver, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2023	630	618

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, (NPFGC-IBC Insured), Series 1999
5.875% due 01/15/2026	1,565	1,549

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	18,690	20,664

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	4,750	3,718

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	3,850	3,317

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2015	2,890	2,390
0.000% due 08/01/2016	1,400	1,077

Poway, California Unified School District Special Tax Bonds, Series 2005
4.700% due 09/01/2016	940	945
4.800% due 09/01/2017	875	877

Poway, California Unified School District Special Tax Notes, Series 2005
4.600% due 09/01/2015	420	427

Sacramento County, California Sanitation District Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
5.250% due 12/01/2018	275	313

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	3,000	3,000

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	4,000	4,171

University of California Revenue Bonds, (FSA Insured), Series 2005
5.000% due 05/15/2016	1,500	1,652

		69,839

COLORADO 2.8%

Boulder County, Colorado Revenue Notes, Series 2009
5.000% due 07/15/2018	1,740	1,969

Colorado State Health Facilities Authority Revenue Bonds, (FSA Insured), Series 2003
5.500% due 05/15/2030	1,375	1,442

Colorado State Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	900

Colorado State Housing & Finance Authority Revenue Bonds, (FHA/VA Insured), Series 2000
5.700% due 10/01/2022	20	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado State Housing & Finance Authority Revenue Bonds, Series 2000
6.700% due 10/01/2016	$10	$10
6.750% due 04/01/2015	35	35

Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,500	7,200

		11,577

DISTRICT OF COLUMBIA 1.1%

District of Columbia Revenue Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 02/01/2035	4,685	4,310

District of Columbia Revenue Notes, Series 2009
5.000% due 04/01/2019	400	423

		4,733

FLORIDA 4.7%

Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,270	1,287

Florida State JEA Water & Sewer System Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 10/01/2020	5,000	4,182

Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	7,000	6,920

Miami-Dade County, Florida Revenue Bonds, Series 2009
5.500% due 10/01/2036	1,000	1,013

Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	754

Orange County, Florida Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1996
6.250% due 10/01/2011	290	307

Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
4.691% due 10/01/2021	5,000	4,309

Tampa, Florida Guaranteed Entitlement Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	735	761

		19,533

GEORGIA 0.3%

Georgia State Main Street Natural Gas, Inc. Revenue Bonds, Series 2008
6.250% due 07/15/2028 (a)	1,000	618

Georgia State Municipal Electric Authority Revenue Bonds, (NPFGC-IBC Insured), Series 1997
6.500% due 01/01/2012	85	90

Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	560	582

		1,290

HAWAII 0.1%

Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2017	300	342

ILLINOIS 8.3%

Chicago, Illinois Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,197

32	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2020	$1,000	$602

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 12/01/2031	1,000	292

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
0.000% due 01/01/2020 (d)	1,290	1,358

Chicago, Illinois Waste & Water Revenue Bonds, (NPFGC Insured), Series 1998
0.000% due 01/01/2021	2,000	1,196

Cook County, Illinois Community School District No. 97-Oak Park General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
9.000% due 12/01/2012	1,000	1,181

Cook County, Illinois School District No. 63-East Maine General Obligation Notes, Series 2010
2.250% due 12/01/2013	110	112

Cook County, Illinois School District No. 122-Oak Lawn General Obligation Bonds, (NPFGC-FGIC Insured), Series 2000
0.000% due 12/01/2016	2,570	2,023

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Bonds, Series 2002
0.000% due 12/01/2012	135	127
0.000% due 12/01/2014	255	219
0.000% due 12/01/2015	1,885	1,541

Cook County, Illinois Township High School District No. 225-Northfield General Obligation Notes, Series 2002
0.000% due 12/01/2011	125	121

Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	170

Illinois State Finance Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2023	3,935	3,814

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	1,500	1,506

Illinois State Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1992
6.250% due 09/01/2021	695	834

Illinois State Revenue Bonds, Series 2009
5.250% due 06/15/2034	2,000	2,080

Kane, McHenry, Cook & De Kalb Counties, Illinois Unit School District No. 300 General Obligation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2020	1,290	784

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	3,000	2,864

Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	4,278

Northern Illinois State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 01/01/2018	1,000	1,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Will & Kendall Counties, Illinois Community Consolidated School District No. 202 General Obligation Notes, Series 2010
3.000% due 01/01/2013	$1,000	$1,026

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	3,400	2,219

		34,615

INDIANA 4.4%

Danville, Indiana Multi-School Building Corp. Revenue Bonds, (FSA Insured), Series 2001
4.400% due 01/15/2012	170	174
4.500% due 01/15/2013	190	194
4.650% due 01/15/2014	210	214
4.750% due 01/15/2015	235	238
4.850% due 01/15/2016	295	298

Danville, Indiana Multi-School Building Corp. Revenue Notes, (FSA Insured), Series 2001
4.250% due 07/15/2011	290	297
5.000% due 07/15/2010	95	95

Indiana State Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,666

Indiana State Finance Authority Revenue Bonds, Series 2009
5.000% due 02/01/2023	250	278

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.250% due 02/15/2040	5,000	4,747

Indiana State IPS Multi-School Building Corp. Revenue Bonds, (NPFGC Insured), Series 2007
3.000% due 01/15/2026	6,800	5,404

Indiana State Tri-Creek School Building Corp. Revenue Bonds, (FSA Insured), Series 2007
4.250% due 07/15/2020	1,000	1,012

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 1992
6.750% due 02/01/2014	845	928

Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	543

Mishawaka, Indiana School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.250% due 01/15/2026	1,325	1,310

South Bend, Indiana Redevelopment Authority Revenue Bonds, Series 2000
5.100% due 02/01/2011	405	414
5.200% due 02/01/2012	230	235
5.500% due 02/01/2015	180	184

		18,231

IOWA 0.4%

Des Moines, Iowa Independent Community School District Revenue Notes, Series 2010
5.000% due 06/01/2012	1,340	1,439

KANSAS 0.4%

Kansas State Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	531

Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyandotte County-Kansas City, Kansas Unified Government Revenue Notes, Series 2010
5.000% due 09/01/2015	$380	$421

		1,529

KENTUCKY 0.1%

Kentucky State Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	565	567

LOUISIANA 1.7%

Louisiana State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 04/01/2019	270	287

Louisiana State St. Tammany Parish Revenue Notes, Series 2010
5.000% due 08/01/2016	615	678
5.000% due 08/01/2018	505	545

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	5,930	5,528

		7,038

MARYLAND 0.5%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	2,250	1,903

MASSACHUSETTS 2.7%

Massachusetts State Development Finance Agency Revenue Bonds, (ACA Insured), Series 2005
5.000% due 03/01/2035	1,000	900

Massachusetts State Development Finance Agency Revenue Notes, Series 2009
2.875% due 10/01/2014	1,000	998

Massachusetts State Educational Financing Authority Revenue Notes, Series 2010
2.000% due 01/01/2012	500	502

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
3.506% due 11/01/2019	5,090	4,447
3.516% due 11/01/2020	2,595	2,238

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	500	528

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
2.045% due 01/01/2016	750	719
2.543% due 01/01/2017	1,000	940

		11,272

MICHIGAN 1.0%

Michigan State Building Authority Revenue Bonds, (FSA-CR/FGIC Insured), Series 2006
0.000% due 10/15/2023	3,400	1,689

Michigan State Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,035

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	1,350	1,235

		3,959

See Accompanying Notes	Annual Report	March 31, 2010	33

Schedule of Investments  Municipal Bond Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.5%

St. Cloud, Minnesota Revenue Bonds, (AGC Insured), Series 2008
5.500% due 05/01/2039	$2,000	$2,065

MISSOURI 1.4%

Lee's Summit, Missouri Strother Interchange Transportation Development District Revenue Bonds, Series 2006
5.000% due 05/01/2024	500	397

Missouri State Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	1,971

Missouri State Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2014	1,035	1,113
5.000% due 11/01/2015	540	579

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2000
5.750% due 07/01/2014	350	354

Missouri State Housing Development Commission Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	230	233

St. Louis County, Missouri Industrial Development Authority Revenue Bonds, Series 2005
5.000% due 11/01/2024	1,250	1,054

		5,701

NEW HAMPSHIRE 0.7%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.270% due 06/01/2031	2,000	2,000
0.270% due 06/01/2041	975	975

		2,975

NEW JERSEY 3.0%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.600% due 01/01/2012	430	426
6.000% due 11/01/2028	3,500	2,786
6.500% due 04/01/2018	665	693
6.500% due 04/01/2031	500	497

New Jersey State Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,486

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2041	7,350	4,750

		12,638

NEW MEXICO 1.3%

New Mexico State Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	5,000	5,202

NEW YORK 7.3%

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
3.486% due 09/01/2015	3,000	2,870

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2001
5.250% due 11/01/2015	300	320

New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.416% due 03/01/2020	$3,900	$3,056
3.466% due 03/01/2022	4,000	3,033
5.000% due 03/01/2031	4,145	4,147

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
3.476% due 03/01/2023	4,000	2,975

New York State Dormitory Authority Revenue Bonds, (ACA Insured), Series 2000
5.850% due 07/01/2010	220	220

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	1,630	1,722

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	3,800	4,149

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	150	162

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	2,790	2,886

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.300% due 12/01/2037	300	300

		30,520

NORTH CAROLINA 1.5%

Durham, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2021	550	595

North Carolina State Eastern Municipal Power Agency Revenue Bonds, Series 2009
5.000% due 01/01/2026	1,000	1,034

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2017	1,000	1,109

North Carolina State Medical Care Commission Revenue Bonds, Series 2010
5.000% due 06/01/2034	1,500	1,505

North Carolina State Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	1,999

North Carolina State Municipal Power Agency No. 1 Revenue Notes, Series 2008
5.250% due 01/01/2017	30	34

		6,276

NORTH DAKOTA 0.2%

Cass County, North Dakota Revenue Bonds, (AGC Insured), Series 2008
5.125% due 02/15/2037	1,000	990

OHIO 3.2%

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	4,500	4,783

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	450	348
5.875% due 06/01/2047	5,600	4,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	$140	$155

Ohio State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	3,145	3,553

Ohio State Higher Educational Facility Commission Revenue Notes, Series 2010
4.000% due 01/15/2013	150	158

		13,075

OREGON 0.2%

Oregon State Facilities Authority Revenue Bonds, Series 2010
5.250% due 10/01/2040	1,000	997

PENNSYLVANIA 2.4%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	790	773

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
3.000% due 05/15/2011	250	256

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	800	814

Pennsylvania State General Obligation Bonds, Series 2009
5.000% due 04/15/2020	5,000	5,684

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 08/01/2017	1,500	1,694

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	925

		10,146

PUERTO RICO 0.6%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.817% due 07/01/2019	3,000	2,333

Puerto Rico Children's Trust Fund Revenue Bonds, Series 2000
6.000% due 07/01/2026	150	152

		2,485

RHODE ISLAND 1.2%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	5,525	5,010

SOUTH CAROLINA 0.9%

Greenville County, South Carolina School District Revenue Bonds, (FSA Insured), Series 2006
5.000% due 12/01/2020	2,395	2,542

Piedmont, South Carolina Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2015	250	276

South Carolina State Jobs-Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 02/01/2038	1,000	1,037

		3,855

34	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 2.4%

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	$4,000	$3,958
5.000% due 02/01/2024	1,400	1,370
5.000% due 02/01/2027	5,000	4,802

		10,130

TEXAS 13.8%

Bastrop, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.650% due 02/15/2035	90	94

Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	2,260	1,209

Fort Bend County, Texas General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 03/01/2031	400	408

Godley, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,219

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 06/01/2012	4,000	4,311

Harris County, Texas General Obligation Bonds, Series 2009
5.000% due 10/01/2021	1,000	1,131

Houston, Texas Airport System Revenue Bonds, (NPFGC-FGIC Insured), Series 1998
5.000% due 07/01/2025	5,000	4,719

Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	973

Houston, Texas Higher Education Finance Corp. Revenue Bonds, Series 2007
4.750% due 05/15/2037	165	167

Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2001
5.500% due 12/01/2017	1,000	1,060

Midlothian, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 1999
0.000% due 02/15/2018	20	12

North Central Texas State Health Facility Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2017	1,000	1,065

North Texas State Health Facilities Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 09/01/2020	895	909

Springtown, Texas Independent School District, General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.000% due 02/15/2033	10,160	10,706

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	3,425	3,471

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,616

Texas State Alliance Airport Authority Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Leander Independent School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
0.000% due 08/15/2023	$1,195	$641

Texas State Lower Colorado River Authority Revenue Bonds, (NPFGC Insured), Series 2006
4.750% due 05/15/2029	7,000	6,930

Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	846

Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2013	1,000	1,105

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,169

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	850	887

Texas State Transportation Commission Revenue Bonds, Series 2006
4.750% due 04/01/2024	5,020	5,276

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (g)	1,400	1,565

University of Texas Revenue Notes, Series 2010
5.000% due 08/15/2018 (b)	1,000	1,153

Waxahachie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2022	1,000	606

Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	150	172

		57,413

UTAH 0.2%

Utah State Intermountain Power Agency Revenue Bonds, (AMBAC Insured), Series 1993
0.000% due 07/01/2017	1,000	782

VIRGIN ISLANDS 0.4%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,500	1,515

VIRGINIA 0.3%

Virginia State Housing Development Authority Revenue Bonds, (NPFGC Insured), Series 2001
5.350% due 07/01/2031	1,000	1,006

WASHINGTON 4.4%

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2028	2,500	2,642

Snohomish County, Washington School District No. 2 Everett General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
5.000% due 12/01/2017	1,845	2,061

Washington State General Obligation Bonds, (AMBAC Insured), Series 2004
0.000% due 12/01/2019	2,520	1,710

Washington State General Obligation Notes, (AMBAC Insured), Series 2004
0.000% due 12/01/2011	5,435	5,337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	$830	$865

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	4,220	4,248

Yakima County, Washington School District No. 208 General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2023	1,220	1,310

		18,173

WISCONSIN 2.2%

Wisconsin State Clean Water Revenue Bonds, Series 2002
5.000% due 06/01/2018	100	104
5.000% due 06/01/2019	100	104
5.000% due 06/01/2020	100	103
5.100% due 06/01/2021	100	104
5.100% due 06/01/2022	100	103
5.100% due 06/01/2023	100	103

Wisconsin State General Obligation Notes, Series 2008
4.750% due 05/01/2018	5,000	5,374

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2032	580	605

Wisconsin State Housing & Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2002
4.700% due 11/01/2012	315	320
5.350% due 11/01/2022	1,210	1,242

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.700% due 05/01/2012	1,175	1,188

		9,350

Total Municipal Bonds & Notes (Cost $406,625)		403,559

MORTGAGE-BACKED SECURITIES 1.1%

Countrywide Alternative Loan Trust
1.971% due 11/25/2035	2,279	1,254
2.511% due 11/25/2035	2,470	1,411

Residential Accredit Loans, Inc.
0.379% due 02/25/2047	4,382	2,017

Total Mortgage-Backed Securities (Cost $5,752)		4,682

SHORT-TERM INSTRUMENTS 0.5%

U.S. TREASURY BILLS 0.5%
0.236% due 08/26/2010-09/02/2010 (c)(e)	2,140	2,138

Total Short-Term Instruments (Cost $2,138)		2,138

Total Investments 99.9% (Cost $418,573)		$415,201

Other Assets and Liabilities (Net) 0.1%		562

Net Assets 100.0%		$415,763

See Accompanying Notes	Annual Report	March 31, 2010	35

Schedule of Investments Municipal Bond Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Security becomes interest bearing at a future date.
(e)	Securities with an aggregate market value of $2,138 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(f)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2008	GSC	0.530%	06/20/2018	1.410%	$5,000	$(268)	$0	$(268)
Bay Area, California Toll Authority Revenue Bonds, Series 2006	GSC	0.700%	06/20/2018	1.970%	5,000	(356)	0	(356)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001	GSC	0.640%	06/20/2018	1.870%	5,000	(350)	0	(350)
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	GSC	0.650%	06/20/2018	2.020%	5,000	(382)	0	(382)
San Antonio, Texas Revenue Bonds, Series 2005	GSC	0.700%	06/20/2018	1.460%	5,000	(229)	0	(229)
Utah State Intermountain Power Agency Revenue Bonds, Series 2008	GSC	0.880%	06/20/2018	1.810%	5,000	(267)	0	(267)
Washington State Energy Northwest Revenue Notes, Series 2008	GSC	0.700%	06/20/2018	1.860%	5,000	(331)	0	(331)

						$(2,183)	$0	$(2,183)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,488	$1,565	0.38%

(h)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$4,822	$0	$4,822
Alabama	0	5,289	0	5,289
Arizona	0	7,656	0	7,656
California	0	69,839	0	69,839
Colorado	0	11,577	0	11,577
District of Columbia	0	4,733	0	4,733
Florida	0	19,533	0	19,533
Illinois	0	34,615	0	34,615
Indiana	0	18,231	0	18,231
Louisiana	0	7,038	0	7,038
Massachusetts	0	11,272	0	11,272
Missouri	0	5,701	0	5,701
New Jersey	0	12,638	0	12,638
New Mexico	0	5,202	0	5,202

36	PIMCO Funds	See Accompanying Notes

March 31, 2010

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
New York	$0	$30,520	$0	$30,520
North Carolina	0	6,276	0	6,276
Ohio	0	13,075	0	13,075
Pennsylvania	0	10,146	0	10,146
Rhode Island	0	5,010	0	5,010
Tennessee	0	10,130	0	10,130
Texas	0	57,413	0	57,413
Washington	0	18,173	0	18,173
Wisconsin	0	9,350	0	9,350
Other Investments +++	0	36,962	0	36,962

Investments, at value	$0	$415,201	$0	$415,201
Financial Derivative Instruments ++++	$0	$0	$(2,183)	$(2,183)

Totals	$0	$415,201	$(2,183)	$413,018

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(12,606)	$0	$0	$0	$10,423	$0	$(2,183)	$1,348

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(i)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$2,183	$0	$0	$2,183

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(8,102)	$0	$0	$(8,102)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$11,946	$0	$0	$11,946

^	See note 4 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	37

Schedule of Investments  MuniGO Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 99.9%

ALABAMA 2.5%

Alabama State General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 08/01/2017	$730	$838

ARIZONA 2.3%

Mesa, Arizona General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
5.000% due 07/01/2018	700	772

CALIFORNIA 16.3%

Bakersfield, California Certificates of Participation Bonds, Series 1991
0.000% due 04/15/2021	1,000	628

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	1,000	1,087

California State General Obligation Notes, Series 2009
5.000% due 07/01/2019	250	274

California State William S. Hart Union High School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	100	100

Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	1,000	510

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2024	500	505

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	500	438

Napa Valley, California Unified School District General Obligation Notes, Series 2009
5.500% due 08/01/2018	125	143
5.500% due 08/01/2019	150	171

Nevada, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2019	525	568

San Bernardino, California Community College District General Obligation Notes, Series 2009
0.000% due 08/01/2016	320	245

San Joaquin, California Hills Transportation Corridor Agency Revenue Bonds, Series 1993
0.000% due 01/01/2014	300	279

San Rafael, California City High School District General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2027	325	333

Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025	500	202

		5,483

CONNECTICUT 0.5%

East Lyme, Connecticut General Obligation Notes, Series 2009
4.000% due 07/15/2017	150	157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.3%

Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2020	$500	$549

Florida State Board of Education General Obligation Notes, Series 2009
5.000% due 06/01/2018	500	567

		1,116

GEORGIA 5.9%

Douglasville, Georgia General Obligation Notes, (AGC Insured), Series 2009
5.000% due 02/01/2019	590	675

Georgia State General Obligation Bonds, Series 2007
5.000% due 12/01/2018	150	174

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	1,000	1,141

		1,990

ILLINOIS 3.9%

Chicago, Illinois Board of Education General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 12/01/2019	500	541

Chicago, Illinois General Obligation Bonds, Series 2008
5.250% due 01/01/2021	100	110

Cook County, Illinois General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2017	100	109

Cook County, Illinois School District No. 63-East Maine General Obligation Notes, Series 2010
4.000% due 12/01/2015	500	539

		1,299

IOWA 3.4%

Des Moines, Iowa General Obligation Notes, Series 2010
5.000% due 06/01/2015	1,000	1,151

LOUISIANA 1.5%

Louisiana State General Obligation Notes, Series 2009
5.000% due 05/01/2018	445	499

MASSACHUSETTS 4.7%

Malden, Massachusetts General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 10/15/2020	560	621

Massachusetts State General Obligation Bonds, (NPFGC-IBC Insured), Series 2001
5.500% due 11/01/2019	150	177

Massachusetts State General Obligation Bonds, Series 2002
5.500% due 08/01/2018	250	294

Worcester, Massachusetts General Obligation Bonds, (AGC Insured), Series 2009
5.000% due 11/01/2020	450	499

		1,591

MINNESOTA 1.7%

Minnesota State General Obligation Bonds, Series 2006
5.000% due 11/01/2016	500	580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 3.9%

De Soto County, Mississippi General Obligation Notes, Series 2009
5.000% due 11/01/2019	$300	$340

Mississippi State General Obligation Bonds, Series 2002
5.500% due 12/01/2018	125	147

Mississippi State General Obligation Bonds, Series 2008
5.000% due 10/01/2021	750	835

		1,322

NEVADA 1.9%

Clark County, Nevada School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 06/15/2021	500	539

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	100	110

		649

NEW YORK 3.4%

Monroe County, New York General Obligation Notes, (AGC Insured), Series 2009
4.000% due 06/01/2012	100	104

New York City, New York General Obligation Bonds, Series 2008
5.250% due 09/01/2020	150	167

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2021	500	547

Somers, New York Central School District General Obligation Notes, Series 2009
5.000% due 07/15/2019	300	342

		1,160

OHIO 8.9%

Cincinnati, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2020	150	167

Dayton, Ohio General Obligation Bonds, Series 2009
5.000% due 12/01/2019	500	549

Mason, Ohio City School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 12/01/2015	500	567

Ohio State General Obligation Bonds, Series 2002
5.500% due 02/01/2020	500	584

Ohio State General Obligation Notes, Series 2010
5.000% due 08/01/2016	1,000	1,142

		3,009

OREGON 2.4%

Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
5.250% due 06/15/2018	700	810

PENNSYLVANIA 5.1%

Lancaster County, Pennsylvania General Obligation Bonds, Series 2009
5.000% due 11/01/2019	600	676

38	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania State General Obligation Notes, Series 2009
5.000% due 04/15/2018	$900	$1,034

		1,710

SOUTH CAROLINA 4.4%

Charleston County, South Carolina General Obligation Notes, Series 2009
5.500% due 08/01/2019	500	600

Fort Mill, South Carolina School District No. 4 General Obligation Bonds, Series 2009
5.000% due 03/01/2021	780	874

		1,474

TENNESSEE 2.3%

Memphis, Tennessee General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 10/01/2018	700	788

TEXAS 15.5%

Carroll, Texas Independent School District General Obligation Notes, Series 2009
5.250% due 02/15/2019	500	569

Harris County, Texas General Obligation Bonds, Series 2008
5.000% due 10/01/2019	500	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas General Obligation Bonds, Series 2009
5.000% due 10/01/2021	$1,000	$1,132

Houston, Texas General Obligation Bonds, Series 1998
5.500% due 03/01/2017	500	584

Houston, Texas Water and Sewer Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2019	350	239

Mesquite, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 08/15/2017	200	225

Pharr San-Juan Alamo, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
5.500% due 02/01/2019	100	114

Spring Branch, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2008
5.250% due 02/01/2038	250	264

Spring Branch, Texas Independent School District General Obligation Notes, Series 2009
5.000% due 02/01/2016	500	568

Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2021	250	278

Texas State General Obligation Notes, Series 2009
5.000% due 08/01/2015	585	673

		5,223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.4%

Washington State General Obligation Bonds, Series 2009
5.000% due 08/01/2020	$400	$451
5.000% due 01/01/2021	150	167
5.000% due 08/01/2030	400	426

Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	400	444

		1,488

WISCONSIN 1.7%

Milwaukee, Wisconsin General Obligation Bonds, Series 2001
5.000% due 06/15/2019	500	565

Total Municipal Bonds & Notes (Cost $33,424)		33,674

Total Investments 99.9% (Cost $33,424)		$33,674

Other Assets and Liabilities (Net) 0.1%		29

Net Assets 100.0%		$33,703

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Alabama	$0	$838	$0	$838
California	0	5,483	0	5,483
Florida	0	1,116	0	1,116
Georgia	0	1,990	0	1,990
Illinois	0	1,299	0	1,299
Iowa	0	1,151	0	1,151
Massachusetts	0	1,591	0	1,591
Mississippi	0	1,322	0	1,322
New York	0	1,160	0	1,160
Ohio	0	3,009	0	3,009
Oregon	0	810	0	810
Pennsylvania	0	1,710	0	1,710
South Carolina	0	1,474	0	1,474
Tennessee	0	788	0	788
Texas	0	5,223	0	5,223
Washington	0	1,488	0	1,488
Other Investments +++	0	3,222	0	3,222

Investments, at value	$0	$33,674	$0	$33,674

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

See Accompanying Notes	Annual Report	March 31, 2010	39

Schedule of Investments  New York Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.5%

American International Group, Inc.
4.250% due 05/15/2013	$150	$147
4.700% due 10/01/2010	300	303
5.600% due 10/18/2016	100	93

SLM Corp.
0.479% due 10/25/2011	50	48
4.500% due 07/26/2010	300	302

Total Corporate Bonds & Notes (Cost $796)		893

MUNICIPAL BONDS & NOTES 97.8%

CALIFORNIA 1.2%

California Statewide Communities Development Authority Revenue Bonds, Series 2007
9.000% due 11/01/2017	275	231

Hayward, California Unified School District General Obligation Bonds, Series 2008
5.000% due 08/01/2033	1,000	933

Indian Wells, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	1,000	862

		2,026

ILLINOIS 0.4%

Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 11/01/2019	900	587

NEW YORK 91.6%

Babylon, New York Industrial Development Agency Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,069

Buffalo, New York Fiscal Stability Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 09/01/2014	1,040	1,176

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	83

Erie County, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
5.250% due 03/15/2017	1,000	1,038

Erie County, New York Industrial Development Agency Revenue Bonds, (FSA Insured), Series 2004
5.750% due 05/01/2025	1,000	1,067

Genesee County, New York General Obligation Notes, Series 2010
2.500% due 04/15/2011	500	510

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	3,920	3,964

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,495	1,531

Long Island, New York Power Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,044

Long Island, New York Power Authority Revenue Bonds, Series 1998
0.290% due 05/01/2033	500	500

Long Island, New York Power Authority Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	$1,500	$1,625

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
3.486% due 09/01/2015	500	478

Nassau County, New York General Obligation Notes, Series 2009
4.000% due 06/01/2011	1,000	1,035

Nassau County, New York Interim Finance Authority Revenue Bonds, Series 2009
5.000% due 11/15/2020	2,000	2,272

New Rochelle, New York City School District General Obligation Notes, (AGC Insured), Series 2010
5.000% due 12/01/2017	1,000	1,145

New York City, New York General Obligation Bonds, (FSA Insured), Series 2005
1.736% due 08/01/2016	2,500	2,319

New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2018	500	544

New York City, New York General Obligation Bonds, Series 1993
0.290% due 08/01/2020	700	700

New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,770	1,882

New York City, New York General Obligation Bonds, Series 2006
5.000% due 08/01/2022	1,000	1,068

New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,090
5.000% due 10/01/2019	2,300	2,503

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2021	500	547

New York City, New York General Obligation Notes, (NPFGC-IBC Insured), Series 2002
5.750% due 08/01/2011	250	266

New York City, New York General Obligation Notes, Series 2005
5.000% due 04/01/2011	250	261

New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	568

New York City, New York Industrial Development Agency Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 02/01/2036	500	428
5.000% due 01/01/2046	1,500	1,269

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.466% due 03/01/2022	1,400	1,062
5.000% due 03/01/2031	750	750

New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
3.476% due 03/01/2023	2,350	1,748

New York City, New York Industrial Development Agency Revenue Bonds, Series 2001
5.500% due 07/01/2028	250	207

New York City, New York Industrial Development Agency Revenue Bonds, Series 2002
6.450% due 07/01/2032	235	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	$835	$727
5.500% due 01/01/2016	1,000	1,060

New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
3.296% due 03/01/2016	2,425	1,996

New York City, New York Local Government Assistance Corp. Revenue Bonds, Series 2008
5.000% due 04/01/2019	2,500	2,845

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	1,000	1,010

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,131

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	520
5.000% due 06/15/2040	2,660	2,737
5.250% due 06/15/2040	1,000	1,067

New York City, New York Transitional Finance Authority Revenue Bonds, (FSA Insured), Series 2003
5.250% due 02/01/2014	1,000	1,106

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
0.350% due 11/01/2022	1,500	1,500
5.000% due 08/01/2024	525	553
5.250% due 02/01/2029	1,500	1,551

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.000% due 01/15/2020	5,000	5,444

New York City, New York Transitional Finance Authority Revenue Notes, Series 2002
5.250% due 11/01/2011	600	644

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	1,000	1,123

New York City, New York Transitional Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2013	200	225

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.350% due 04/01/2027	100	100
5.000% due 04/01/2028	2,540	2,701

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2009
5.000% due 01/01/2034	2,000	2,108

New York State Brooklyn Arena Local Development Corp. Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	776

New York State Dormitory Authority Revenue Bonds, (BHAC-CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,055

New York State Dormitory Authority Revenue Bonds, (BHAC-CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,085

New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	165	174

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 1999
4.750% due 08/15/2022	500	503

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 10/01/2030	750	770

40	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	$1,000	$1,089

New York State Dormitory Authority Revenue Bonds, Series 1990
0.290% due 07/01/2025	1,100	1,100

New York State Dormitory Authority Revenue Bonds, Series 2000
6.000% due 07/01/2010	150	151

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	437

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	768

New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,132
5.000% due 07/01/2026	500	472

New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,052
5.000% due 02/15/2037	2,000	1,988

New York State Dormitory Authority Revenue Bonds, Series 2008
0.320% due 07/01/2037	400	400
5.000% due 07/01/2029	2,500	2,668
5.000% due 07/01/2038	1,000	1,041
6.125% due 12/01/2029	500	491
6.250% due 12/01/2037	350	334

New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,040
5.500% due 05/01/2037	400	407

New York State Dormitory Authority Revenue Notes, (FSA Insured), Series 2001
5.000% due 07/01/2011	455	479

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2002
5.000% due 10/01/2012	500	543

New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	250	263

New York State Dormitory Authority Revenue Notes, (NPFGC-FGIC/FHA Insured), Series 2005
5.000% due 02/01/2013	965	1,047

New York State Dormitory Authority Revenue Notes, Series 2001
5.250% due 07/01/2010	860	865

New York State Dormitory Authority Revenue Notes, Series 2007
4.000% due 08/15/2014	1,765	1,886

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,000	1,105
5.000% due 07/01/2015	1,000	1,120
5.000% due 12/15/2016	2,000	2,292
5.000% due 07/01/2017	2,000	2,193

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,113

New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
4.550% due 05/01/2012	1,000	1,011
5.000% due 06/15/2014	400	435

New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	2,000	2,180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	$3,200	$3,437

New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	1,250	1,295

New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,406

New York State Environmental Facilities Corp. Revenue Notes, Series 2002
5.000% due 06/15/2012	500	545

New York State Housing Finance Agency Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,036

New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	320	361

New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	202

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2002
5.750% due 07/01/2018	1,000	1,162

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,012

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,597

New York State Port Authority of New York & New Jersey Revenue Bonds, (FSA Insured), Series 2006
4.750% due 12/01/2026	3,000	2,993

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.350% due 06/01/2020	1,500	1,500

New York State Power Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 11/15/2020	500	542

New York State Sales Tax Asset Receivables Corp. Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,131

New York State Thruway Authority Revenue Bonds, (FSA Insured), Series 2005
4.750% due 01/01/2029	2,000	2,030
4.750% due 01/01/2030	1,000	1,005

New York State Thruway Authority Revenue Notes, (FSA Insured), Series 2005
5.000% due 04/01/2014	500	562

New York State Thruway Authority Revenue Notes, (NPFGC Insured), Series 2002
5.250% due 04/01/2011	500	524

New York State Tobacco Settlement Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 06/01/2022	1,000	1,061

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	3,610	3,967
5.000% due 11/15/2037	2,000	2,082

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	500	537

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	2,000	1,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 2007
5.000% due 01/01/2019	$2,000	$2,239

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	500	517

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	550	586

New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2015	1,000	1,158

Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	465

Oneida County, New York Industrial Development Agency, Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,796

Onondaga, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	283

Orange County, New York General Obligation Notes, Series 2005
5.000% due 07/15/2013	500	560

Rensselaer, New York Municipal Leasing Corp. Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,031

Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	400	407

St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,592

Suffolk County, New York Industrial Development Agency Revenue Bonds, Series 2000
5.000% due 03/01/2026	1,075	1,085

Tompkins County, New York Industrial Development Agency Revenue Bonds, Series 2008
0.320% due 07/01/2037	1,120	1,120

Troy, New York Industrial Development Agency Revenue Bonds, Series 2002
5.500% due 09/01/2015	500	530

Yonkers, New York General Obligation Notes, Series 2010
2.000% due 11/15/2011	1,305	1,315

Yonkers, New York Industrial Development Agency Revenue Bonds, Series 2001
5.000% due 06/01/2015	575	633

		154,797

PUERTO RICO 4.1%

Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
0.817% due 07/01/2019	3,650	2,839
0.837% due 07/01/2020	1,000	761

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035	250	266

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	1,200	1,245

Puerto Rico Electric Power Authority Revenue Bonds, (XLCA Insured), Series 2002
5.375% due 07/01/2016	305	335

See Accompanying Notes	Annual Report	March 31, 2010	41

Schedule of Investments New York Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	$1,250	$1,317

Puerto Rico Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	211

		6,974

TEXAS 0.4%

Coppell, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2001
0.000% due 08/15/2016	805	667

VIRGIN ISLANDS 0.1%

Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	252

Total Municipal Bonds & Notes (Cost $160,059)		165,303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$921	$921

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $940. Repurchase proceeds are $921.)

Total Short-Term Instruments (Cost $921)		921

Total Investments 98.9% (Cost $161,776)		$167,117

Other Assets and Liabilities (Net) 1.1%		1,850

Net Assets 100.0%		$168,967

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Cash of $14 has been pledged as collateral for futures contracts on March 31, 2010. On March 31, 2010, there were no open futures contracts.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
New York	$0	$154,797	$0	$154,797
Other Investments +++	0	12,320	0	12,320

Investments, at value	$0	$167,117	$0	$167,117

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(2,013)	$0	$0	$0	$2,013	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

42	PIMCO Funds	See Accompanying Notes

March 31, 2010

(b)	Fair Value of Derivative Instruments ^

The following is a summary of the risk exposure related to derivative instruments held during the year by the fund:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$0	$(1,699)	$0	$0	$(1,699)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$2,169	$0	$0	$2,169

^	See note 4 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	43

Schedule of Investments  Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

American International Group, Inc.
4.250% due 05/15/2013	$300	$295
4.700% due 10/01/2010	700	707

General Electric Capital Corp.
0.419% due 07/27/2012	450	443

JPMorgan Chase & Co.
7.900% due 04/29/2049	1,400	1,497

SLM Corp.
0.479% due 10/25/2011	125	119
4.500% due 07/26/2010	800	804

Total Corporate Bonds & Notes (Cost $3,589)		3,865

MUNICIPAL BONDS & NOTES 100.5%

ALABAMA 0.4%

Cullman County, Alabama Health Care Authority Revenue Notes, Series 2009
5.000% due 02/01/2012	1,245	1,289

ALASKA 0.2%

North Slope, Alaska General Obligation Notes, Series 2009
5.000% due 06/30/2012	750	810

ARIZONA 2.0%

Greater Arizona State Development Authority Infrastructure Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2011	2,195	2,295
5.000% due 08/01/2012	2,305	2,479

Maricopa, Arizona Hospital Revenue Notes, Series 2005
5.000% due 04/01/2010	2,000	2,000

		6,774

ARKANSAS 0.1%

University of Arkansas Revenue Notes, Series 2009
3.000% due 11/01/2012	200	210

CALIFORNIA 23.2%

California State Bay Area Toll Authority Revenue Bonds, Series 2008
0.290% due 04/01/2045	4,000	4,000

California State Department of Water Resources Revenue Bonds, (FSA Insured), Series 2002
0.320% due 05/01/2022	5,000	5,000

California State Department of Water Resources Revenue Bonds, (FSA Insured), Series 2005
0.320% due 05/01/2016	3,000	3,000

California State Department of Water Resources Revenue Bonds, Series 2002
0.290% due 05/01/2022	2,000	2,000
6.000% due 05/01/2014	3,075	3,402

California State Department of Water Resources Revenue Bonds, Series 2005
0.270% due 05/01/2022	5,300	5,300

California State Educational Facilities Authority Revenue Bonds, Series 2000
0.250% due 12/01/2030	3,000	3,000

California State Educational Facilities Authority Revenue Bonds, Series 2008
0.280% due 10/01/2026	3,575	3,575
0.280% due 10/01/2036	2,700	2,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Educational Facilities Authority Revenue Notes, Series 2010
1.090% due 10/01/2015	$1,000	$1,000

California State Health Facilities Financing Authority Revenue Bonds, Series 2002
0.240% due 09/01/2025	200	200

California State Health Facilities Financing Authority Revenue Bonds, Series 2005
0.280% due 07/01/2035	2,000	2,000

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	1,600	1,661

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.270% due 09/01/2037	900	900

California State Municipal Finance Authority Certificates of Participation Notes, Series 2009
3.000% due 02/01/2011	500	501

California State Municipal Finance Authority Revenue Bonds, Series 2010
0.280% due 01/01/2040	2,000	2,000

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.300% due 11/01/2026	700	700

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.300% due 08/15/2041	400	400

California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 06/15/2013	1,150	1,236

Folsom, California Redevelopment Agency Tax Allocation Notes, Series 2009
3.000% due 08/01/2012	790	794

Fresno, California Revenue Notes, Series 2010
0.750% due 06/01/2011	775	775

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.250% due 06/01/2033	4,490	4,964

Irvine, California Special Assessment Bonds, Series 1994
0.270% due 09/02/2020	409	409

Irvine, California Special Assessment Bonds, Series 2000
0.260% due 09/02/2025	1,450	1,450

Los Angeles, California Department of Airports Revenue Notes, Series 2009
3.500% due 05/15/2012	2,980	3,110

Los Angeles, California Department of Water & Power Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 07/01/2011	10	10

Los Angeles, California Unified School District Certificates of Participation Bonds, Series 2008
0.260% due 10/01/2031	1,000	1,000

Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,150

Newport Beach, California Revenue Bonds, Series 2008
0.220% due 12/01/2040	1,000	1,000

Newport Beach, California Revenue Bonds, Series 2009
4.000% due 12/01/2038	350	359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasadena, California Unified School District General Obligation Notes, Series 2009
3.000% due 08/01/2011	$1,465	$1,509

Riverside County, California Transportation Commission Revenue Bonds, Series 2009
0.290% due 06/01/2029	5,000	5,000

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.290% due 04/01/2038	40	40

San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.290% due 04/01/2030	2,190	2,190

San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,400	1,458

San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	3,000	3,304

San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	480	514

San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2009
5.000% due 07/15/2013	1,000	1,103

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	2,000	2,000

Santa Margarita-Dana, California Point Authority Revenue Notes, Series 2009
3.000% due 08/01/2011	150	152

Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	600

Southern California State Public Power Authority Revenue Bonds, Series 2008
0.270% due 07/01/2020	3,200	3,200

		80,666

COLORADO 4.1%

Colorado Springs, Colorado School District No. 11 Facilities Corp. Certificates of Participation Notes, Series 2009
3.000% due 12/01/2011	550	565

Colorado State Certificates of Participation Notes, Series 2010
3.000% due 03/01/2012	510	529

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2008
0.310% due 10/01/2038	2,000	2,000

Colorado State Health Facilities Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	300	326

Colorado State Health Facilities Authority Revenue Notes, (FSA Insured), Series 2003
4.000% due 05/15/2011	945	966

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2029	6,990	6,990
0.280% due 12/01/2031	1,700	1,700

El Paso County, Colorado Revenue Notes, Series 2010
5.000% due 02/01/2013	1,200	1,319

		14,395

44	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.5%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.320% due 07/01/2038	$1,700	$1,700

DISTRICT OF COLUMBIA 0.8%

District of Columbia Certificates of Participation Notes, (NPFGC-FGIC Insured), Series 2006
5.000% due 01/01/2013	150	158

District of Columbia Revenue Bonds, Series 1998
0.290% due 08/15/2038	1,575	1,575

District of Columbia Revenue Bonds, Series 2007
0.270% due 04/01/2041	1,000	1,000

		2,733

FLORIDA 5.3%

Collier County, Florida Housing Finance Authority Revenue Notes, Series 2002
4.600% due 08/15/2011	265	271

Escambia County, Florida Health Facilities Authority Revenue Notes, Series 2010
3.500% due 08/15/2012	1,000	1,013

Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
2.040% due 06/01/2013 (a)	3,000	2,989

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, Series 2006
5.250% due 07/01/2012	1,000	1,075

Florida State JEA Water & Sewer System Revenue Bonds, Series 2004
0.300% due 10/01/2034	2,000	2,000

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.290% due 10/01/2036	1,935	1,935

Florida State Municipal Loan Council Revenue Notes, (NPFGC Insured), Series 2007
4.250% due 10/01/2010	455	462

Florida State Municipal Power Agency Revenue Bonds, Series 2008
0.130% due 10/01/2035	1,200	1,200

Lakeland, Florida Revenue Notes, Series 2009
1.040% due 10/01/2012	4,300	4,313

Manatee County, Florida School District Certificates of Participation Notes, (FSA Insured), Series 2008
4.500% due 07/01/2011	1,000	1,036

Miami-Dade County, Florida General Obligation Notes, Series 2010
5.000% due 07/01/2014	1,000	1,111

Orlando, Florida Utilities Commission Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,110

		18,515

GEORGIA 1.4%

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.300% due 10/01/2032	1,500	1,473

Fulton County, Georgia Development Authority Revenue Notes, Series 2010
3.000% due 11/15/2010 (a)	2,075	2,097

Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,325	1,393

		4,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 5.5%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
0.280% due 03/01/2031	$400	$400

Chicago, Illinois General Obligation Bonds, Series 2002
0.340% due 01/01/2037	1,600	1,600

Chicago, Illinois General Obligation Bonds, Series 2003
0.280% due 01/01/2034	1,100	1,100

Chicago, Illinois Waste & Water Revenue Bonds, Series 2008
0.290% due 01/01/2039	500	500

Cook County, Illinois General Obligation Bonds, Series 2004
0.500% due 11/01/2033	1,100	1,100

Cook County, Illinois School District No. 163-Park Forest General Obligation Notes, (FSA Insured), Series 2010
2.000% due 12/15/2010	435	439

De Kalb County, Illinois Community Unit School District No. 424 General Obligation Bonds, (AMBAC Insured), Series 2001
0.000% due 01/01/2018	2,000	1,481

Illinois State Finance Authority Revenue Notes, Series 2004
5.250% due 11/15/2012	1,000	1,067

Illinois State Finance Authority Revenue Notes, Series 2010
4.000% due 08/15/2012 (a)	1,410	1,496
5.000% due 05/01/2010	800	802
5.000% due 05/01/2011	500	515

Illinois State General Obligation Notes, Series 2009
4.000% due 04/26/2010	900	902

Illinois State General Obligation Notes, Series 2010
2.000% due 01/01/2012	1,000	1,008

Illinois State Revenue Notes, Series 2009
2.000% due 06/10/2010	2,000	2,006
5.000% due 06/15/2011	1,500	1,576

Kane County, Illinois Community Unit School District No. 304 Geneva General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 01/01/2014	1,000	903

Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (FSA Insured), Series 2003
0.000% due 10/01/2012	2,000	1,910

Lake County, Illinois Community Unit School District No. 60-Waukegan General Obligation Notes, Series 2010
2.000% due 12/01/2011	250	253

Melrose Park, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	124

Sangamon County, Illinois School District No. 186 Springfield General Obligation Notes, (NPFGC-FGIC Insured), Series 2004
0.000% due 10/01/2010	15	15

		19,197

INDIANA 0.8%

Indiana State Health Facility Financing Authority Revenue Bonds, Series 2005
5.000% due 11/01/2027	1,200	1,231

Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2010
2.000% due 01/15/2013	1,000	1,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vincennes, Indiana University Revenue Notes, Series 2010
3.000% due 06/01/2011	$250	$256
3.000% due 06/01/2012	200	207

Zionsville, Indiana Community Schools Building Corp. Revenue Notes, Series 2009
3.000% due 07/10/2012	150	154

		2,865

IOWA 0.5%

Iowa State University Revenue Notes, Series 2009
3.000% due 01/01/2013	1,775	1,811

KANSAS 0.3%

Kansas State Development Finance Authority Revenue Notes, Series 2009
3.000% due 11/15/2011	450	461

Kansas State Development Finance Authority Revenue Notes, Series 2010
2.000% due 11/01/2012	200	204

Wichita, Kansas Water & Sewer Utility Revenue Notes, (NPFGC-FGIC Insured), Series 2003
5.000% due 10/01/2010	355	363

		1,028

LOUISIANA 1.5%

Jefferson, Louisiana Sales Tax District Revenue Notes, (AGC Insured), Series 2009
4.000% due 12/01/2010	730	743

Louisiana State Jefferson Parish Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
5.700% due 06/01/2039	4,205	4,471

		5,214

MASSACHUSETTS 7.4%

Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
2.628% due 07/01/2020	6,505	5,627

Massachusetts State General Obligation Bonds, (FSA Insured), Series 2006
3.506% due 11/01/2019	1,500	1,310

Massachusetts State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.500% due 11/01/2013	2,525	2,875

Massachusetts State General Obligation Bonds, (NPFGC-IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,625

Massachusetts State General Obligation Notes, Series 2009
2.500% due 05/27/2010	2,000	2,007

Massachusetts State General Obligation Notes, Series 2010
0.670% due 02/01/2013	5,000	5,012

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.270% due 11/01/2049	800	800

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2000
2.200% due 11/01/2030	2,100	2,100

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.280% due 12/01/2037	700	700

See Accompanying Notes	Annual Report	March 31, 2010	45

Schedule of Investments  Short Duration Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2008
0.270% due 08/15/2034	$700	$700

Massachusetts State Health & Educational Facilities Authority Revenue Notes, Series 2008
4.000% due 12/01/2010	255	259

Massachusetts State Revenue Bonds, (NPFGC-FGIC Insured), Series 2004
2.045% due 01/01/2016	2,700	2,588

		25,603

MICHIGAN 2.3%

Clintondale, Michigan Community Schools General Obligation Notes, (NPFGC-FGIC/Q-SBLF Insured), Series 2004
5.000% due 05/01/2011	960	1,000

Michigan State General Obligation Bonds, Series 1992
6.250% due 11/01/2012	2,135	2,266

Michigan State Hospital Finance Authority Revenue Notes, Series 2009
3.000% due 11/15/2010	1,000	1,005

Michigan State Municipal Bond Authority Revenue Notes, (Q-SBLF Insured), Series 2009
3.000% due 05/01/2010	385	386
5.000% due 05/01/2011	1,625	1,690

Michigan State Municipal Bond Authority Revenue Notes, Series 2009
3.000% due 05/01/2010	530	531

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	600	549

Royal Oak, Michigan Hospital Finance Authority Revenue Notes, Series 2009
4.000% due 08/01/2013	500	514

		7,941

MINNESOTA 1.2%

Dilworth-Glyndon-Felton, Minnesota Independent School District No. 2641 General Obligation Notes, Series 2007
4.000% due 02/01/2013	215	232

Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority Revenue Notes, Series 2010
2.000% due 08/15/2011	300	303

Minnesota State Agricultural & Economic Development Board Revenue Notes, (AGC Insured), Series 2008
3.000% due 02/15/2011	150	153
4.000% due 02/15/2012	500	522

Minnesota State Housing Finance Agency Revenue Notes, Series 2009
2.000% due 08/01/2012	425	432

Nobles County, Minnesota General Obligation Notes, Series 2009
3.000% due 08/01/2012	2,500	2,613

		4,255

MISSISSIPPI 0.3%

De Soto County, Mississippi General Obligation Notes, Series 2009
3.000% due 11/01/2012	250	260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mississippi State Development Bank Special Obligation Revenue Notes, (AGC Insured), Series 2009
3.000% due 07/01/2011	$700	$714

		974

MISSOURI 1.5%

Lee's Summit, Missouri Industrial Development Authority Revenue Notes, Series 2007
5.000% due 08/15/2010	520	524

Missouri State Environmental Improvement & Energy Resources Revenue Bonds, Series 2008
4.375% due 12/01/2034	1,500	1,542

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 1996
0.320% due 09/01/2030	1,300	1,300

Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2004
0.360% due 02/15/2034	1,070	1,070

St. Louis, Missouri Municipal Finance Corp. Revenue Notes, Series 2009
1.800% due 02/15/2011	750	757

		5,193

MONTANA 0.0%

Yellowstone County, Montana Revenue Notes, Series 2009
3.000% due 09/01/2012	70	73

NEBRASKA 0.2%

Nebraska State Public Power District Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 01/01/2012	500	532

NEVADA 1.3%

Clark County, Nevada General Obligation Bonds, (AMBAC Insured), Series 2004
5.000% due 12/01/2015	3,910	4,404

Clark County, Nevada School District General Obligation Notes, (NPFGC-FGIC Insured), Series 2005
5.000% due 06/15/2013	250	275

		4,679

NEW HAMPSHIRE 2.3%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2005
0.290% due 07/01/2033	1,880	1,880

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.270% due 06/01/2031	3,300	3,300
0.270% due 06/01/2041	750	750

New Hampshire State Municipal Bond Bank Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 02/15/2014	1,725	1,944

		7,874

NEW JERSEY 0.9%

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.375% due 04/01/2018	300	354

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	1,010	1,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Transportation Trust Fund Authority Revenue Bonds, (FSA Insured), Series 2001
5.750% due 12/15/2014	$1,465	$1,688

		3,090

NEW YORK 10.0%

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
3.486% due 09/01/2015	5,000	4,783

New York City, New York General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
5.250% due 08/01/2010	55	55

New York City, New York General Obligation Bonds, Series 1993
0.290% due 08/01/2019	900	900
0.290% due 08/01/2021	1,375	1,375

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.416% due 03/01/2020	1,500	1,175
3.466% due 03/01/2022	8,000	6,066

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 02/01/2029	3,000	3,102
5.500% due 11/01/2026	100	107

New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,247

New York City, New York Transitional Finance Authority Revenue Notes, Series 2006
5.000% due 07/15/2011	300	314

New York State Dormitory Authority Revenue Bonds, Series 1990
0.290% due 07/01/2025	1,300	1,300

New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	873

New York State Dormitory Authority Revenue Bonds, Series 2003
0.320% due 02/15/2031	600	600

New York State Dormitory Authority Revenue Bonds, Series 2008
0.290% due 07/01/2037	600	600
0.320% due 07/01/2037	2,125	2,125

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,400	1,547

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 1995
0.350% due 06/01/2020	1,000	1,000

New York State Tobacco Settlement Financing Authority Revenue Notes, Series 2003
5.000% due 06/01/2012	3,000	3,246

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	1,000	1,074

New York State Urban Development Corp. Revenue Bonds, Series 2002
5.500% due 01/01/2017	140	145

New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2013	1,000	1,128

Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.300% due 12/01/2037	350	350

46	PIMCO Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tompkins County, New York Industrial Development Agency Revenue Bonds, Series 2008
0.320% due 07/01/2037	$800	$800

		34,912

NORTH CAROLINA 1.7%

Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	326

Durham County, North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Notes, Series 2010
3.000% due 02/01/2013	1,085	1,133

Mecklenburg County, North Carolina General Obligation Bonds, Series 2000
0.290% due 02/01/2017	1,600	1,600

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
3.000% due 01/01/2011	665	673
3.000% due 01/01/2013	1,040	1,070

North Carolina State Medical Care Commission Revenue Notes, Series 2010
3.000% due 10/01/2012	600	625
4.000% due 06/01/2012	500	529

		5,956

OHIO 3.6%

Ohio State Air Quality Development Authority Revenue Bonds, Series 1995
5.000% due 11/01/2015	1,000	1,034

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	1,800	1,913

Ohio State American Municipal Power, Inc. Revenue Notes, Series 2009
5.000% due 02/15/2017	500	543

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	940	794

Ohio State General Obligation Notes, Series 2009
5.000% due 08/01/2013	3,000	3,350

Ohio State Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,198

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.200% due 12/01/2033	200	200

Ohio State Water Development Authority Revenue Notes, Series 2004
5.000% due 06/01/2013	1,175	1,313

University of Cincinnati, Ohio Revenue Notes, Series 2009
2.000% due 06/01/2011	1,000	1,010
2.000% due 06/01/2012	1,010	1,014

		12,369

OKLAHOMA 0.4%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.300% due 01/01/2023	1,490	1,490

OREGON 0.5%

Oregon State Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2011	795	815
5.000% due 10/01/2012	435	450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 03/15/2013	$500	$535

		1,800

PENNSYLVANIA 4.5%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2010
1.290% due 05/15/2038	2,000	2,000

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
3.000% due 05/15/2011	500	512

Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
3.000% due 10/01/2047	500	509

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2009
3.000% due 11/01/2010	1,000	1,007

Dauphin County, Pennsylvania General Obligation Notes, Series 2009
3.000% due 11/15/2011	200	207

Pennsylvania State Economic Development Financing Authority Revenue Notes, Series 2009
5.000% due 10/15/2010	2,000	2,029

Pennsylvania State General Obligation Notes, Series 2008
5.000% due 02/15/2011	2,000	2,079

Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
3.000% due 08/15/2010	700	707
3.000% due 06/15/2013	800	830

Pennsylvania State Public School Building Authority Revenue Notes, (FSA Insured), Series 2008
3.000% due 02/15/2013	45	46

Pennsylvania State Turnpike Commission Revenue Notes, Series 2009
0.810% due 12/01/2011	5,000	5,013

Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2012	550	561

		15,500

SOUTH CAROLINA 2.2%

South Carolina State Educational Facilities Authority Revenue Bonds, Series 2006
0.300% due 10/01/2039	1,280	1,280

South Carolina State Public Service Authority Revenue Notes, Series 2009
3.500% due 01/01/2011	975	997
4.000% due 01/01/2011	5,200	5,334

		7,611

TENNESSEE 0.8%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Bonds, Series 1977
6.100% due 07/01/2010	75	76

Tennessee State Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,585

		2,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 6.0%

Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
3.000% due 03/01/2011	$1,315	$1,345

Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2009
4.000% due 11/01/2011	2,000	2,082

Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.800% due 12/15/2011	3,000	3,219

Laredo, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 02/15/2013	815	862

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
0.280% due 11/15/2033	3,000	3,000

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, (AGC Insured), Series 2009
5.000% due 09/01/2012	2,010	2,123

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2009
5.000% due 11/15/2010	685	702

Texas State General Obligation Notes, Series 2008
5.000% due 10/01/2011	2,000	2,130

Texas State Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 1999
6.000% due 05/15/2010	400	402

Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	400	417

Texas State Municipal Power Agency Revenue Bonds, (NPFGC Insured), Series 1993
0.000% due 09/01/2016	3,380	2,705

Texas State Revenue Notes, Series 2009
2.500% due 08/31/2010	2,000	2,018

		21,005

UTAH 0.1%

Utah State South Valley Sewer District Revenue Notes, Series 2009
4.000% due 01/01/2011	400	410

VERMONT 0.4%

University of Vermont & State Agricultural College Revenue Notes, Series 2010
3.000% due 10/01/2011	550	565
4.000% due 10/01/2012	600	636

		1,201

VIRGIN ISLANDS 0.1%

Virgin Islands Public Finance Authority Revenue Notes, Series 2009
5.000% due 10/01/2010	375	381

VIRGINIA 0.6%

Virginia State College Building Authority Revenue Bonds, Series 2006
0.300% due 02/01/2026	400	400

Virginia State Public Building Authority Revenue Notes, Series 2009
5.000% due 08/01/2011	1,000	1,059

See Accompanying Notes	Annual Report	March 31, 2010	47

Schedule of Investments Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	$615	$637

		2,096

WASHINGTON 3.1%

Chelan County, Washington Public Utility District No. 1 Revenue Notes, Series 2008
5.000% due 07/01/2013	530	585

Everett, Washington Water & Sewer Revenue Notes, (NPFGC Insured), Series 2003
4.500% due 07/01/2011	1,495	1,564

Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	500	521

Washington State Tobacco Settlement Authority Revenue Notes, Series 2002
5.250% due 06/01/2010	8,245	8,276

		10,946

WEST VIRGINIA 0.4%

Kanawha County, West Virginia Residential Mortgage Revenue Bonds, (FGIC Insured), Series 1979
7.375% due 09/01/2010	25	26

West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,494

		1,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.8%

Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	$1,520	$1,559

Wisconsin State General Obligation Notes, Series 2010
5.000% due 05/01/2013	1,500	1,660

Wisconsin State Health & Educational Facilities Authority Revenue Notes, Series 2010
3.500% due 06/01/2013 (a)	140	142

Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.500% due 05/01/2010	1,265	1,269
4.500% due 11/01/2010	535	538

Wisconsin State Revenue Notes, Series 2009
4.000% due 07/01/2012	1,000	1,064

		6,232

WYOMING 0.3%

Campbell County, Wyoming Hospital District Revenue Notes, Series 2009
4.000% due 12/01/2013	1,155	1,213

Total Municipal Bonds & Notes (Cost $351,262)		349,687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.8%

Countrywide Alternative Loan Trust
1.971% due 11/25/2035	$1,405	$773
2.511% due 11/25/2035	1,596	912

Residential Accredit Loans, Inc.
0.379% due 02/25/2047	2,096	964

Total Mortgage-Backed Securities (Cost $3,242)		2,649

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS 0.6%

State Street Bank and Trust Co.
0.010% due 04/01/2010	2,170	2,170

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $2,214. Repurchase proceeds are $2,170.)

Total Short-Term Instruments (Cost $2,170)		2,170

Total Investments 103.0% (Cost $360,263)		$358,371

Other Assets and Liabilities (Net) (3.0%)		(10,330)

Net Assets 100.0%		$348,041

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$3,865	$0	$3,865
Arizona	0	6,774	0	6,774
California	0	80,666	0	80,666
Colorado	0	14,395	0	14,395
Florida	0	18,515	0	18,515
Georgia	0	4,963	0	4,963
Illinois	0	19,197	0	19,197
Louisiana	0	5,214	0	5,214
Massachusetts	0	25,603	0	25,603
Michigan	0	7,941	0	7,941
Minnesota	0	4,255	0	4,255
Missouri	0	5,193	0	5,193
Nevada	0	4,679	0	4,679
New Hampshire	0	7,874	0	7,874
New York	0	34,912	0	34,912
North Carolina	0	5,956	0	5,956
Ohio	0	12,369	0	12,369
Pennsylvania	0	15,500	0	15,500
South Carolina	0	7,611	0	7,611
Texas	0	21,005	0	21,005
Washington	0	10,946	0	10,946
Wisconsin	0	6,232	0	6,232
Other Investments +++	0	34,706	0	34,706

Investments, at value	$0	$358,371	$0	$358,371

48	PIMCO Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$(3,560)	$0	$0	$0	$3,560	$0	$0	$0

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(c)	Fair Value of Derivative Instruments ^

The following is a summary of the risk exposure related to derivative instruments held during the year by the fund:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$(779)	$0	$(3,366)	$0	$0	$(4,145)

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$746	$0	$4,271	$0	$0	$5,017

^	See note 4 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	49

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

California Intermediate Municipal Bond Fund
Class A
03/31/2010	$8.72	$0.34	$0.67	$1.01	$(0.34)	$0.00
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00
Class C
08/31/2009 - 03/31/2010	9.15	0.14	0.25	0.39	(0.15)	0.00

California Short Duration Municipal Income Fund
Class A
03/31/2010	$9.99	$0.15	$0.15	$0.30	$(0.16)	$0.00
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00
03/31/2008	10.04	0.30	(0.04)	0.26	(0.31)	0.00
08/31/2006 - 03/31/2007	10.00	0.15	0.06	0.21	(0.17)	0.00
Class C
08/31/2009 - 03/31/2010	10.07	0.06	0.04	0.10	(0.04)	0.00

High Yield Municipal Bond Fund
Class A
03/31/2010	$6.76	$0.42	$1.31	$1.73	$(0.42)	$0.00
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00
07/31/2006 - 03/31/2007	10.00	0.30	0.65	0.95	(0.31)	(0.01)
Class C
03/31/2010	6.76	0.36	1.32	1.68	(0.37)	0.00
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00
03/31/2008	10.63	0.39	(1.60)	(1.21)	(0.39)	0.00
12/29/2006 - 03/31/2007	10.52	0.09	0.12	0.21	(0.10)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 Fees.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(e)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(f)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.02% to 0.18%.

50	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.34)	$9.39	11.75%	$32,593	0.77	5%	0.77	5%	0.77	5%	0.77	5%	3.73%		47%
(0.38)	8.72	(3.99)	39,954	0.77	5	0.77	5	0.77	5	0.77	5	4.05		72
(0.37)	9.47	(0.95)	33,277	0.79	5(d)	0.79	5(d)	0.79	5(d)	0.79	5(d)	3.90		37
(0.36)	9.93	4.74	34,107	0.82	5	0.82	5	0.82	5	0.82	5	3.64		59
(0.35)	9.83	2.25	46,314	0.94	(b)	0.94	(b)	0.84	(b)	0.84	(b)	3.53		131

(0.15)	9.39	4.33	419	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.64	*	47

$(0.16)	$10.13	3.05%	$142,556	0.73	%(f)	0.73	%(f)	0.73	%(f)	0.73	%(f)	1.47%		59%
(0.26)	9.99	2.61	30,946	0.75		0.75		0.75		0.75		2.44		173
(0.31)	9.99	2.60	9,343	0.77	(d)	0.77	(d)	0.77	(d)	0.77	(d)	3.00		92
(0.17)	10.04	2.11	2,470	0.70	*(c)	5.01	*	0.70	*(c)	5.01	*	2.52	*	83

(0.04)	10.13	0.96	639	1.04	*(f)	1.04	*(f)	1.04	*(f)	1.04	*(f)	0.98	*	59

$(0.42)	$8.07	26.13%	$92,096	0.79%		0.85%		0.79%		0.85%		5.44%		76%
(0.49)	6.76	(20.22)	57,044	0.79		0.85		0.79		0.85		6.17		140
(0.47)	9.03	(10.93)	42,761	0.84	(e)	0.90	(e)	0.84	(e)	0.90	(e)	4.65		160
(0.32)	10.63	9.61	24,068	0.95	*	1.84	*	0.95	*	1.84	*	4.31	*	94

(0.37)	8.07	25.19	44,149	1.54		1.60		1.54		1.60		4.68		76
(0.43)	6.76	(20.82)	25,229	1.54		1.60		1.54		1.60		5.42		140
(0.39)	9.03	(11.62)	19,087	1.59	(e)	1.65	(e)	1.59	(e)	1.65	(e)	4.00		160
(0.10)	10.63	2.32	2,496	1.70	*	3.49	*	1.70	*	3.49	*	3.50	*	94

Annual Report	March 31, 2010	51

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Municipal Bond Fund
Class A
03/31/2010	$7.85	$0.35	$1.04	$1.39	$(0.35)	$0.00
03/31/2009	9.67	0.40	(1.81)	(1.41)	(0.41)	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00
Class B
03/31/2010	7.85	0.29	1.03	1.32	(0.28)	0.00
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00
03/31/2008	10.31	0.32	(0.63)	(0.31)	(0.33)	0.00
03/31/2007	10.18	0.30	0.14	0.44	(0.31)	0.00
03/31/2006	10.14	0.30	0.02	0.32	(0.28)	0.00
Class C
03/31/2010	7.85	0.31	1.04	1.35	(0.31)	0.00
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00
03/31/2008	10.31	0.35	(0.64)	(0.29)	(0.35)	0.00
03/31/2007	10.18	0.33	0.13	0.46	(0.33)	0.00
03/31/2006	10.14	0.32	0.02	0.34	(0.30)	0.00

MuniGO Fund
Class A
07/01/2009 - 03/31/2010	$10.00	$0.18	$0.19	$0.37	$(0.17)	$0.00
Class C
07/01/2009 - 03/31/2010	10.00	0.14	0.20	0.34	(0.14)	0.00

New York Municipal Bond Fund
Class A
03/31/2010	$10.13	$0.38	$0.66	$1.04	$(0.38)	$0.00
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)
Class C
08/31/2009 - 03/31/2010	10.59	0.16	0.21	0.37	(0.17)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(e)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.025% to 0.20%.

52	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$8.89	17.92%	$119,541	0.76	%(e)	0.76	%(e)	0.76	%(e)	0.76	%(e)	4.05%		51%
(0.41)	7.85	(14.86)	87,958	0.77	5	0.77	5	0.77	5	0.77	5	4.55		100
(0.40)	9.67	(2.36)	72,205	0.88	5(c)	0.88	5(c)	0.80	5(c)	0.80	5(c)	3.96		64
(0.38)	10.31	5.12	76,698	0.87	5	0.87	5	0.82	5	0.82	5	3.70		76
(0.35)	10.18	3.94	65,423	1.07	(b)	1.07	(b)	0.84	(b)	0.84	(b)	3.64		63

(0.28)	8.89	17.02	10,332	1.51	(e)	1.51	(e)	1.51	(e)	1.51	(e)	3.34		51
(0.35)	7.85	(15.50)	13,727	1.52	6	1.52	6	1.52	6	1.52	6	3.76		100
(0.33)	9.67	(3.09)	23,379	1.63	5(c)	1.63	5(c)	1.55	5(c)	1.55	5(c)	3.21		64
(0.31)	10.31	4.36	30,371	1.63	5	1.63	5	1.57	5	1.57	5	2.97		76
(0.28)	10.18	3.17	34,401	1.82	(b)	1.82	(b)	1.59	(b)	1.59	(b)	2.91		63

(0.31)	8.89	17.33	64,500	1.26	(e)	1.26	(e)	1.26	(e)	1.26	(e)	3.56		51
(0.37)	7.85	(15.28)	53,405	1.27	5	1.27	5	1.27	5	1.27	5	4.05		100
(0.35)	9.67	(2.85)	60,036	1.38	5(c)	1.38	5(c)	1.30	5(c)	1.30	5(c)	3.46		64
(0.33)	10.31	4.60	67,140	1.38	5	1.38	5	1.32	5	1.32	5	3.20		76
(0.30)	10.18	3.42	65,179	1.57	(b)	1.57	(b)	1.34	(b)	1.34	(b)	3.16		63

$(0.17)	$10.20	3.73%	$6,110	0.75	%*	1.29	%*	0.75	%*	1.29	%*	2.42	%*	98%

(0.14)	10.20	3.36	1,468	1.25	*	1.86	*	1.25	*	1.86	*	1.91	*	98

$(0.38)	$10.79	10.38%	$43,833	0.77	5%	0.77	5%	0.77	5%	0.77	5%	3.54%		29%
(0.40)	10.13	(1.42)	28,996	0.77	5	0.77	5	0.77	5	0.77	5	3.49		121
(0.39)	10.68	1.74	23,010	0.79	5(c)	0.79	5(c)	0.79	5(c)	0.79	5(c)	3.40		44
(0.39)	10.88	4.81	19,184	0.85	5	0.85	5	0.82	5	0.82	5	3.43		29
(0.34)	10.76	3.08	17,856	0.84	(d)	0.84	(d)	0.84	(d)	0.84	(d)	3.02		48

(0.17)	10.79	3.48	977	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.56	*	29

Annual Report	March 31, 2010	53

Financial Highlights  (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Short Duration Municipal Income Fund
Class A
03/31/2010	$8.20	$0.13	$0.35	$0.48	$(0.13)	$0.00
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00
Class C
03/31/2010	8.20	0.11	0.34	0.45	(0.10)	0.00
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00
03/31/2008	9.95	0.31	(0.41)	(0.10)	(0.31)	0.00
03/31/2007	9.96	0.29	(0.01)	0.28	(0.29)	0.00
03/31/2006	9.95	0.28	0.01	0.29	(0.28)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 Fees.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund’s advisory fee was reduced by 0.02% to 0.18%.

54	PIMCO Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$8.55	5.86%	$190,080	0.74	%(d)	0.74	%(d)	0.74	%(d)	0.74	%(d)	1.50%	73%
(0.32)	8.20	(10.92)	88,621	0.75		0.75		0.75		0.75		3.40	155
(0.34)	9.54	(0.77)	62,549	0.78	(c)	0.78	(c)	0.78	(c)	0.78	(c)	3.43	35
(0.31)	9.95	3.09	86,895	0.75	(b)	0.80		0.70	(b)	0.75		3.16	71
(0.31)	9.96	3.24	120,178	0.80	(b)	0.85		0.70	(b)	0.85		3.09	79

(0.10)	8.55	5.55	24,771	1.04	(d)	1.04	(d)	1.04	(d)	1.04	(d)	1.27	73
(0.29)	8.20	(11.18)	18,915	1.05		1.05		1.05		1.05		3.07	155
(0.31)	9.54	(1.07)	19,764	1.08	(c)	1.08	(c)	1.08	(c)	1.08	(c)	3.13	35
(0.29)	9.95	2.80	26,052	1.05	(b)	1.10		1.00	(b)	1.05		2.87	71
(0.28)	9.96	2.94	35,294	1.10	(b)	1.15		1.00	(b)	1.05		2.79	79

Annual Report	March 31, 2010	55

Statements of Assets and Liabilities	March 31, 2010

(Amounts in thousands, except per share amounts)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Assets:
Investments, at value	$85,616	$282,242	$248,080	$415,201	$33,674	$166,196	$356,201
Repurchase agreements, at value	0	1,281	0	0	0	921	2,170
Cash	16	1	66	243	0	0	1
Deposits with counterparty	0	3	0	0	0	14	0
Receivable for investments sold	535	0	0	0	167	0	0
Receivable for Fund shares sold	44	3,546	976	373	74	556	1,356
Interest and dividends receivable	1,052	2,516	3,971	5,225	374	2,036	2,601
Other assets	1	0	0	0	0	0	0
	87,264	289,589	253,093	421,042	34,289	169,723	362,329

Liabilities:
Payable for investments purchased	$725	$5,186	$2,930	$1,165	$0	$339	$12,268
Payable for Fund shares redeemed	142	1,798	956	1,436	467	275	1,790
Dividends payable	41	50	212	246	52	59	49
Overdraft due to custodian	0	0	0	0	51	0	0
Accrued related party fees	45	126	173	249	15	83	181
Reimbursement to Manager	0	9	10	0	1	0	0
Unrealized depreciation on swap agreements	0	0	886	2,183	0	0	0
	953	7,169	5,167	5,279	586	756	14,288

Net Assets	$86,311	$282,420	$247,926	$415,763	$33,703	$168,967	$348,041

Net Assets Consist of:
Paid in capital	$98,969	$280,102	$296,692	$500,743	$33,379	$167,495	$404,382
Undistributed (overdistributed) net investment income	304	(24)	120	993	0	(45)	(49)
Accumulated undistributed net realized gain (loss)	(13,963)	(354)	(29,301)	(80,340)	74	(3,824)	(54,401)
Net unrealized appreciation (depreciation)	1,001	2,696	(19,585)	(5,633)	250	5,341	(1,891)
	$86,311	$282,420	$247,926	$415,763	$33,703	$168,967	$348,041

Net Assets:
Class A	$32,593	$142,556	$92,096	$119,541	$6,110	$43,833	$190,080
Class B	NA	NA	NA	10,332	NA	NA	NA
Class C	419	639	44,149	64,500	1,468	977	24,771
Other Classes	53,299	139,225	111,681	221,390	26,125	124,157	133,190

Shares Issued and Outstanding:
Class A	3,473	14,078	11,417	13,444	599	4,061	22,242
Class B	NA	NA	NA	1,162	NA	NA	NA
Class C	45	63	5,473	7,254	144	91	2,899

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$9.39	$10.13	$8.07	$8.89	$10.20	$10.79	$8.55
Class B	NA	NA	NA	8.89	NA	NA	NA
Class C	9.39	10.13	8.07	8.89	10.20	10.79	8.55

Cost of Investments Owned	$84,615	$279,547	$266,779	$418,573	$33,424	$160,855	$358,093
Cost of Repurchase Agreements Owned	$0	$1,281	$0	$0	$0	$921	$2,170

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

56	PIMCO Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	California Intermediate Municipal Bond Fund	California Short Duration Municipal Income Fund	High Yield Municipal Bond Fund	Municipal Bond Fund	MuniGO Fund (1)	New York Municipal Bond Fund	Short Duration Municipal Income Fund

Investment Income:
Interest	$4,371	$4,506	$13,982	$21,049	$660	$6,548	$5,677
Dividends	33	6	49	0	0	0	0
Total Income	4,404	4,512	14,031	21,049	660	6,548	5,677

Expenses:
Investment advisory fees	220	374	674	924	42	340	471
Supervisory and administrative fees	249	441	635	1,166	45	383	632
Distribution fees - Class B	0	0	0	95	0	0	0
Distribution fees - Class C	0	1	272	312	2	1	68
Servicing fees - Class A	93	193	197	276	6	91	331
Servicing fees - Class B	0	0	0	32	0	0	0
Servicing fees - Class C	0	0	91	156	1	0	56
Distribution and/or servicing fees - Other Classes	10	19	67	54	2	67	48
Trustees’ fees	1	0	0	1	0	0	1
Organization expense	0	0	0	0	75	0	0
Interest expense	1	0	1	6	0	1	1
Miscellaneous expense	1	10	12	1	0	1	1
Total Expenses	575	1,038	1,949	3,023	173	884	1,609
Waiver and/or Reimbursement by Manager	0	0	(93)	0	(74)	0	0
Net Expenses	575	1,038	1,856	3,023	99	884	1,609

Net Investment Income	3,829	3,474	12,175	18,026	561	5,664	4,068

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(3,622)	(349)	(8,532)	(14,244)	74	(955)	(4,815)
Net realized (loss) on futures contracts, written options and swaps	(476)	0	(951)	(8,102)	0	(1,699)	(4,145)
Net change in unrealized appreciation on investments	10,915	2,427	44,954	64,270	250	9,560	12,675
Net change in unrealized appreciation on futures contracts, written options and swaps	591	0	2,097	11,946	0	2,169	5,017
Net Gain	7,408	2,078	37,568	53,870	324	9,075	8,732

Net Increase in Net Assets Resulting from Operations	$11,237	$5,552	$49,743	$71,896	$885	$14,739	$12,800

(1)	Period from July 1, 2009 to March 31, 2010.

Annual Report	March 31, 2010	57

Statements of Changes in Net Assets

	California Intermediate Municipal Bond Fund		California Short Duration Municipal Income Fund		High Yield Municipal Bond Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,829	$5,619	$3,474	$2,016	$12,175	$12,156
Net realized gain (loss)	(4,098)	(3,540)	(349)	0	(9,483)	(11,786)
Net change in unrealized appreciation (depreciation)	11,506	(8,962)	2,427	319	47,051	(48,577)
Net increase (decrease) resulting from operations	11,237	(6,883)	5,552	2,335	49,743	(48,207)

Distributions to Shareholders:
From net investment income
Class A	(1,385)	(1,583)	(1,132)	(499)	(4,316)	(3,846)
Class B	0	0	0	0	0	0
Class C	(2)	0	0	0	(1,708)	(1,314)
Other Classes	(2,449)	(4,227)	(2,343)	(1,578)	(6,215)	(7,159)
From net realized capital gains
Class A	0	0	0	(2)	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	(9)	0	0
Tax basis return of capital
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(3,836)	(5,810)	(3,475)	(2,088)	(12,239)	(12,319)

Fund Share Transactions:
Receipts for shares sold
Class A	12,883	20,087	154,504	43,484	44,431	65,819
Class B	0	0	0	0	0	0
Class C	417	0	737	0	19,281	20,366
Other Classes	21,504	26,708	129,945	130,684	90,568	97,842
Issued as reinvestment of distributions
Class A	915	996	976	430	3,118	2,558
Class B	0	0	0	0	0	0
Class C	2	0	0	0	1,044	675
Other Classes	2,356	4,135	1,978	1,499	5,596	6,971
Cost of shares redeemed
Class A	(23,881)	(11,135)	(44,561)	(22,210)	(25,288)	(34,188)
Class B	0	0	0	0	0	0
Class C	0	0	(97)	0	(7,119)	(7,661)
Other Classes	(43,965)	(63,159)	(91,654)	(46,658)	(85,923)	(114,697)
Net increase (decrease) resulting from Fund share transactions	(29,769)	(22,368)	151,828	107,229	45,708	37,685

Fund Redemption Fee	0	0	0	0	1	35

Total Increase (Decrease) in Net Assets	(22,368)	(35,061)	153,905	107,476	83,213	(22,806)

Net Assets:
Beginning of year or period	108,679	143,740	128,515	21,039	164,713	187,519
End of year or period*	$86,311	$108,679	$282,420	$128,515	$247,926	$164,713

*Including undistributed (overdistributed) net investment income of:	$304	$298	$(24)	$(23)	$120	$55

58	PIMCO Funds	See Accompanying Notes

Municipal Bond Fund		MuniGO Fund	New York Municipal Bond Fund		Short Duration Municipal Income Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Period from July 1, 2009 to March 31, 2010	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

$18,026	$24,954	$561	$5,664	$4,154	$4,068	$8,775
(22,346)	(47,303)	74	(2,654)	(700)	(8,960)	(27,589)
76,216	(68,039)	250	11,729	(5,597)	17,692	(15,304)
71,896	(90,388)	885	14,739	(2,143)	12,800	(34,118)

(4,460)	(3,871)	(54)	(1,291)	(1,045)	(1,881)	(3,640)
(420)	(727)	0	0	0	0	0
(2,211)	(2,302)	(8)	(4)	0	(266)	(641)
(10,857)	(18,869)	(499)	(4,382)	(3,331)	(1,693)	(4,956)

0	0	0	0	(46)	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	(153)	0	0

0	0	0	0	0	(26)	0
0	0	0	0	0	0	0
0	0	0	0	0	(4)	0
0	0	0	0		(19)	0

(17,948)	(25,769)	(561)	(5,677)	(4,575)	(3,889)	(9,237)

51,436	65,695	6,697	17,649	14,921	171,072	132,752
536	1,998	0	0	0	0	0
16,498	21,666	1,505	991	0	12,830	10,250
66,406	206,690	38,926	45,251	88,176	127,333	88,538

3,263	2,567	44	713	597	1,556	2,707
243	370	0	0	0	0	0
1,358	1,348	7	4	0	153	345
9,764	18,149	188	4,248	3,323	1,379	3,840

(35,744)	(36,447)	(602)	(5,591)	(7,836)	(75,577)	(91,365)
(5,849)	(8,171)	0	0	0	0	0
(14,171)	(18,503)	(29)	(17)	0	(7,983)	(8,546)
(184,143)	(223,660)	(13,357)	(33,908)	(35,030)	(86,069)	(110,426)

(90,403)	31,702	33,379	29,340	64,151	144,694	28,095

0	0	0	0	0	0	0

(36,455)	(84,455)	33,703	38,402	57,433	153,605	(15,260)

452,218	536,673	0	130,565	73,132	194,436	209,696
$415,763	$452,218	$33,703	$168,967	$130,565	$348,041	$194,436

$993	$892	$0	$(45)	$(63)	$(49)	$(112)

Annual Report	March 31, 2010	59

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B and C shares (the “Retail Classes”) of seven funds (the “Funds”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a

60	PIMCO Funds

March 31, 2010

reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncement   In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Annual Report	March 31, 2010	61

Notes to Financial Statements (Cont.)

(b) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedules of Investments.

(d) U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(e) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default swap agreements to manage its exposure to credit risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve

62	PIMCO Funds

March 31, 2010

the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the

Annual Report	March 31, 2010	63

Notes to Financial Statements (Cont.)

issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	Administrative Class	A, B and C Classes		Class D		Class P
California Intermediate Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		0.32%
California Short Duration Municipal Income Fund	0.18	%(1)	0.15%	N/A	0.30%		0.30%		0.25%
High Yield Municipal Bond Fund	0.30	%(2)	0.25%	N/A	0.30	%(3)	0.30	%(3)	0.35%
Municipal Bond Fund	0.20	%(4)	0.24%	0.24%	0.30%		0.30%		0.34%
MuniGO Fund	0.20%		0.20%	N/A	0.30%		0.30%		0.30%
New York Municipal Bond Fund	0.225%		0.22%	N/A	0.30%		0.30%		N/A
Short Duration Municipal Income Fund	0.18	%(1)	0.15%	0.15%	0.30%		0.30%		0.25%

(1)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.02% to 0.18% per annum.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.01% of the Investment Advisory Fee to 0.29%.
(3)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.
(4)	Effective October 1, 2009, the Fund’s Investment Advisory Fee was reduced by 0.025% to 0.20% per annum.

64	PIMCO Funds

March 31, 2010

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
California Short Duration Municipal Income and Short Duration Municipal Income Funds	0.30%	0.25%
Municipal Bond and MuniGO Funds	0.50%	0.25%
All other Funds	0.75%	0.25%
Class D
All Funds	—	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the MuniGO Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Class A	Class C	Class D	Class P
MuniGO Fund	0.40%	0.75%	1.25%	0.75%	0.50%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
MuniGO Fund	$74

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Annual Report	March 31, 2010	65

Notes to Financial Statements (Cont.)

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$6,338
California Short Duration Municipal Income Fund	9,508	0
High Yield Municipal Bond Fund	4,684	0
Municipal Bond Fund	3,425	17,992
MuniGO Fund	2,409	0
New York Municipal Bond Fund	1,829	0
Short Duration Municipal Income Fund	15,269	1,322

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
California Intermediate Municipal Bond Fund	$0	$450	$44,891	$71,344
California Short Duration Municipal Income Fund	6	4	281,448	122,084
High Yield Municipal Bond Fund	0	0	220,886	169,926
Municipal Bond Fund	0	0	223,661	310,009
MuniGO Fund	0	0	60,706	27,225
New York Municipal Bond Fund	0	0	71,528	45,224
Short Duration Municipal Income Fund	0	0	341,938	181,804

66	PIMCO Funds

March 31, 2010

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	California Intermediate Municipal Bond Fund				California Short Duration Municipal Income Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,394	$12,883	2,217	$20,087	15,289	$154,504	4,360	$43,484
Class B	0	0	0	0	0	0	0	0
Class C	45	417	0	0	73	737	0	0
Other Classes	2,344	21,504	2,976	26,708	12,866	129,945	13,141	130,684
Issued as reinvestment of distributions
Class A	99	915	111	996	97	976	43	430
Class B	0	0	0	0	0	0	0	0
Class C	0	2	0	0	0	0	0	0
Other Classes	257	2,356	457	4,135	197	1,978	150	1,499
Cost of shares redeemed
Class A	(2,603)	(23,881)	(1,259)	(11,135)	(4,405)	(44,561)	(2,242)	(22,210)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(10)	(97)	0	0
Other Classes	(4,804)	(43,965)	(7,215)	(63,159)	(9,079)	(91,654)	(4,697)	(46,658)
Net increase (decrease) resulting from Fund share transactions	(3,268)	$(29,769)	(2,713)	$(22,368)	15,028	$151,828	10,755	$107,229

	High Yield Municipal Bond Fund				Municipal Bond Fund				MuniGO Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Period from 07/01/2009 to 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	5,873	$44,431	7,897	$65,819	6,009	$51,436	7,670	$65,695	654	$6,697
Class B	0	0	0	0	63	536	228	1,998	0	0
Class C	2,530	19,281	2,561	20,366	1,926	16,498	2,524	21,666	146	1,505
Other Classes	11,915	90,568	11,919	97,842	7,751	66,406	22,979	206,690	3,844	38,926
Issued as reinvestment of distributions
Class A	406	3,118	335	2,558	378	3,263	298	2,567	4	44
Class B	0	0	0	0	28	243	42	370	0	0
Class C	136	1,044	90	675	158	1,358	156	1,348	1	7
Other Classes	728	5,596	889	6,971	1,137	9,764	2,079	18,149	18	188
Cost of shares redeemed
Class A	(3,295)	(25,288)	(4,535)	(34,188)	(4,145)	(35,744)	(4,234)	(36,447)	(59)	(602)
Class B	0	0	0	0	(677)	(5,849)	(940)	(8,171)	0	0
Class C	(923)	(7,119)	(1,035)	(7,661)	(1,632)	(14,171)	(2,088)	(18,503)	(3)	(29)
Other Classes	(10,986)	(85,923)	(14,539)	(114,697)	(21,833)	(184,143)	(26,629)	(223,660)	(1,300)	(13,357)
Net increase (decrease) resulting from Fund share transactions	6,384	$45,708	3,582	$37,685	(10,837)	$(90,403)	2,085	$31,702	3,305	$33,379

Annual Report	March 31, 2010	67

Notes to Financial Statements (Cont.)

	New York Municipal Bond Fund				Short Duration Municipal Income Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,658	$17,649	1,409	$14,921	20,167	$171,072	14,205	$132,752
Class B	0	0	0	0	0	0	0	0
Class C	92	991	0	0	1,516	12,830	1,193	10,250
Other Classes	4,258	45,251	8,473	88,176	15,032	127,333	9,538	88,538
Issued as reinvestment of distributions
Class A	67	713	58	597	184	1,556	302	2,707
Class B	0	0	0	0	0	0	0	0
Class C	0	4	0	0	18	153	39	345
Other Classes	400	4,248	324	3,323	163	1,379	426	3,840
Cost of shares redeemed
Class A	(526)	(5,591)	(760)	(7,836)	(8,914)	(75,577)	(10,258)	(91,365)
Class B	0	0	0	0	0	0	0	0
Class C	(1)	(17)	0	0	(941)	(7,983)	(997)	(8,546)
Other Classes	(3,181)	(33,908)	(3,466)	(35,030)	(10,206)	(86,069)	(12,718)	(110,426)
Net increase resulting from Fund share transactions	2,767	$29,340	6,038	$64,151	17,019	$144,694	1,730	$28,095

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

68	PIMCO Funds

March 31, 2010

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
California Intermediate Municipal Bond Fund	$100	$245	$0	$1,001	$(41)	$(13,485)	$(478)
California Short Duration Municipal Income Fund	8	18	0	2,695	(50)	(329)	(24)
High Yield Municipal Bond Fund	0	335	0	(20,368)	(212)	(27,499)	(1,022)
MuniGO Fund	53	74	0	250	(53)	0	0
Municipal Bond Fund	0	1,245	0	(5,638)	(246)	(76,863)	(3,478)
New York Municipal Bond Fund	14	0	0	5,341	(59)	(3,155)	(669)
Short Duration Municipal Income Fund	0	0	0	(1,892)	(49)	(54,400)	0

(1)	Adjusted for open wash sale loss deferrals and differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018
California Intermediate Municipal Bond Fund	$2	$1,829	$1,547	$1,180	$229	$1,476	$311	$6,911
California Short Duration Municipal Income Fund	0	0	0	0	0	0	5	324
High Yield Municipal Bond Fund	0	0	0	0	0	3,645	6,087	17,767
Municipal Bond Fund	4,660	419	570	1,180	0	0	1,607	68,427
New York Municipal Bond Fund	0	0	0	0	0	0	0	3,155
Short Duration Municipal Income Fund	0	2,228	4,137	1,739	0	0	8,426	37,870

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
California Intermediate Municipal Bond Fund	$84,615	$2,403	$(1,402)	$1,001
California Short Duration Municipal Income Fund	280,828	3,022	(327)	2,695
High Yield Municipal Bond Fund	267,559	7,734	(27,213)	(19,479)
MuniGO Fund	33,424	355	(105)	250
Municipal Bond Fund	418,573	10,843	(14,215)	(3,372)
New York Municipal Bond Fund	161,776	7,759	(2,418)	5,341
Short Duration Municipal Income Fund	360,263	2,660	(4,552)	(1,892)

(5)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

Annual Report	March 31, 2010	69

Notes to Financial Statements (Cont.)	March 31, 2010

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010				March 31, 2009
	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
California Intermediate Municipal Bond Fund	$3,596	$240	$0	$0	$5,451	$359	$0	$0
California Short Duration Municipal Income Fund	3,354	121	0	0	1,963	125	0	0
High Yield Municipal Bond Fund	11,574	665	0	0	11,840	479	0	0
MuniGO Fund	561	0	0	0	N/A	N/A	N/A	N/A
Municipal Bond Fund	16,330	1,618	0	0	22,395	3,374	0	0
New York Municipal Bond Fund	5,345	332	0	0	3,936	617	22	0
Short Duration Municipal Income Fund	3,295	546	0	48	7,957	1,280	0	0

(6)	Includes short-term capital gains, if any, distributed.
(7)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

70	PIMCO Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class B, and Class C Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of the California Intermediate Municipal Bond Fund, California Short Duration Municipal Income Fund, High Yield Municipal Bond Fund, Municipal Bond Fund, MuniGO Fund, New York Municipal Bond Fund, and Short Duration Municipal Income Fund, seven of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, Class B, and Class C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

Annual Report	March 31, 2010	71

GLOSSARY: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FHLMC	Federal Home Loan Mortgage Corp.	NPFGC	National Public Finance Guarantee Corp.
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	Q-SBLF	Qualified School Bond Loan Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Radian	Radian Guaranty, Inc.
CM	California Mortgage Insurance	GTD	Guaranteed	ST	State
CR	Custodial Receipts	HUD	U.S. Department of Housing and Urban Development	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.	IBC	Insured Bond Certificate	XLCA	XL Capital Assurance
FHA	Federal Housing Administration

Other Abbreviations:
ALT	Alternate Loan Trust	JEA	Jacksonville Electric Authority	M-S-R	Mechanical Systems Review
FSB	Federal Savings Bank

72	PIMCO Funds

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
California Intermediate Municipal Bond Fund	0.86%	0.86%	$0	$0
California Short Duration Municipal Income Fund	0.18%	0.18%	0	0
High Yield Municipal Bond Fund	0.40%	0.40%	0	0
MuniGO Fund	0.00%	0.00%	0	0
Municipal Bond Fund	0.00%	0.00%	0	0
New York Municipal Bond Fund	0.00%	0.00%	0	0
Short Duration Municipal Income Fund	0.00%	0.00%	0	0

Exempt Interest Dividends.  For the benefit of shareholders of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, MuniGO, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income Funds, this is to inform you that for the fiscal year ended March 31, 2010, 99.98%, 96.50%, 96.26%,99.99%, 97.54%,94.15%, and 86.22%, respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends. For the year ended March 31, 2009, 97.21%, 94.95%, 90.07%, 0.00%, 90.11%, 90.07%, and 87.49% respectively, of the dividends paid by the Funds during its fiscal year qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Annual Report	March 31, 2010	73

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

74	PIMCO Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

Annual Report	March 31, 2010	75

Privacy Policy	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

76	PIMCO Funds

PIMCO Funds

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105 - 4800

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266 - 8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements information directly from Allianz Global Investors, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors has more than $1 trillion in assets under management for our clients worldwide.* Our investment managers offer their own distinctive philosophy and culture, and provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

* Allianz Global Investors AG assets under management as of 12/31/09.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2010. For information about any product, contact your financial advisor.         AZ002AR_033110

Share Classes	Institutional ■ P ■ Administrative ■ D

Annual Report March 31, 2010

Inflation-Protected Funds

Real Income 2019 Fund™

Real Income 2029 Fund™

Real Return Asset Fund

Real Return Fund

RealEstateRealReturn Strategy Fund

Tax Managed Real Return Fund

CommodityRealReturn Strategy Fund®

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

■

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

■

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset- Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

2	PIMCO Funds	Inflation-Protected Funds

■

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

■

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class and Class D shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

The CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be effected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The Real Income 2019 Fund™ and Real Income 2029 Fund™ are designed to represent the portion of a retiree’s portfolio devoted to meeting required spending needs not covered by Social Security or defined benefit plans. The Real Income 2019 Fund’s™ and Real Income 2029 Fund’s™ portfolios are composed of mostly Treasury Inflation-Protected Securities (TIPS), with maturities structured over a predetermined time frame to generate systematic, inflation-adjusted distributions. These distributions are a combination of interest and principal, both of which are automatically adjusted to the rate of inflation; they are

4	PIMCO Funds	Inflation-Protected Funds

paid out monthly until the Fund reaches its final maturity date (either 2019 or 2029).

For periods prior to the inception date of the Class P, Administrative Class and Class D shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D shares. The Class P shares of the following Funds were first offered in (month/year): CommodityRealReturn Strategy Fund® (4/08), Real Return Fund (4/08), RealEstateRealReturn Strategy Fund® (4/08), Real Income 2019 Fund™ (10/09), Real Income 2029 Fund™ (10/09), and Tax Managed Real Return Fund (10/09). The Administrative Class shares of the following Funds were first offered in (month/year): Real Return Fund (4/00), and CommodityRealReturn Strategy Fund® (6/02). The Class D shares of the following Funds were first offered in (month/year): Real Return Fund (4/98), CommodityRealReturn Strategy Fund® (11/02), RealEstateRealReturn Strategy Fund (10/03), Real Income 2019 Fund™ (10/09), Real Income 2029 Fund™ (10/09), and Tax Managed Real Return Fund (10/09). All other Funds in this Annual Report do not currently offer Class P, Administrative Class, and Class D shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for most Funds is from October 1, 2009 to March 31, 2010, with the exception of the Institutional Class, Class P, and Class D shares of Real Income 2019 Fund™, Real Income 2029 Fund™, and Tax Managed Real Return Fund, which are from October 30, 2009 (the date the classes commenced operations) to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO Real Income 2019 Fund™

Institutional Class - PRIFX	Class D - PRLDX
Class P - PICPX

Allocation Breakdown‡

U.S. Treasury Obligations	95.3%
Short-Term Instruments	4.7%
‡	% of Total Investments as of 03/31/10

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2010
	Fund Inception (10/30/09)
PIMCO Real Income 2019 Fund™ Institutional Class	1.41%
PIMCO Real Income 2019 Fund™ Class P	1.39%
PIMCO Real Income 2019 Fund™ Class D	1.22%
Barclays Capital U.S. TIPS Real Income 2019 Index	1.28%	*
Lipper Treasury Inflation Protected Securities Funds Average	1.05%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 10/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 08/28/09, as supplemented to date, is 0.42% for the Institutional Class shares, 0.52% for the Class P shares, and 0.82% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance ††
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/30/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,014.06	$1,013.86	$1,012.19	$1,022.99	$1,022.49	$1,020.99
Expenses Paid During Period†	$1.64	$2.05	$3.31	$1.97	$2.47	$3.98

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.39% for Institutional Class, 0.49% for Class P, and 0.79% for Class D), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since the Fund commenced operations on 10/30/09). The Fund’s hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

†† Hypothetical Performance reflects a beginning account value as of 10/01/09.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Income 2019 Fund™ seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2019, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury Bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection from inflation.

»	The Fund commenced operations on October 30, 2009.

»

The Fund is primarily used by retirees as a liquid source of baseline income to meet required spending needs not covered by social security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities (“TIPS”) maturing in 2019 or sooner, as represented by the Barclays Capital U.S. TIPS Real Income 2019 Index, benefited total return performance as the Index returned 1.28%.

»	The distribution per share of the Fund was adjusted up 0.33% during the period due to a rise in the non-seasonally adjusted Consumer Price Index.

6	PIMCO Funds	Inflation-Protected Funds

PIMCO Real Income 2029 Fund™

Institutional Class - PRIIX	Class D - PORDX
Class P - PRQCX

Allocation Breakdown‡

U.S. Treasury Obligations	97.5%
Short-Term Instruments	2.5%
‡	% of Total Investments as of 03/31/10

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2010
	Fund Inception (10/30/09)
PIMCO Real Income 2029 Fund™ Institutional Class	1.04%
PIMCO Real Income 2029 Fund™ Class P	0.92%
PIMCO Real Income 2029 Fund™ Class D	0.85%
Barclays Capital U.S. TIPS Real Income 2029 Index	0.72%	*
Lipper Treasury Inflation Protected Securities Funds Average	1.05%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 10/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 08/28/09, as supplemented to date, is 0.42% for the Institutional Class shares, 0.52% for the Class P shares, and 0.82% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance ††
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/30/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,010.40	$1,009.16	$1,008.52	$1,022.99	$1,022.49	$1,020.99
Expenses Paid During Period†	$1.63	$2.05	$3.30	$1.97	$2.47	$3.98

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.39% for Institutional Class, 0.49% for Class P, and 0.79% for Class D), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since the Fund commenced operations on 10/30/09). The Fund’s hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

†† Hypothetical Performance reflects a beginning account value as of 10/01/09.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Income 2029 Fund™ seeks to provide consistent real (inflation-adjusted) distributions through its maturity date in 2029, by investing under normal circumstances at least 90% of its net assets in inflation-indexed bonds issued by the U.S. Treasury. The Fund also may invest in the following: U.S. Treasury Bills, notes, bonds, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government and futures contracts on U.S. Treasury securities. Inflation-indexed bonds are fixed income securities that are structured to provide protection from inflation.

»	The Fund commenced operations on October 30, 2009.

»

The Fund is primarily used by retirees as a liquid source of baseline income to meet required spending needs not covered by social security or pensions. However, the Fund can also be used to satisfy other needs for systematic, inflation-adjusted income for a defined term.

»

The Fund’s positioning in U.S. Treasury Inflation-Protected Securities maturing in 2029 or sooner, represented by the Barclays Capital U.S. TIPS Real Income 2029 Index, benefited total return performance as the Index returned 0.72%.

»	The distribution per share of the Fund was adjusted up 0.33% during the period due to a rise in the non-seasonally adjusted Consumer Price Index.

Annual Report	March 31, 2010	7

PIMCO Real Return Asset Fund

Institutional Class - PRAIX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

U.S. Treasury Obligations	75.8%
Corporate Bonds & Notes	7.8%
Asset-Backed Securities	6.0%
Short-Term Instruments	2.8%
Mortgage-Backed Securities	2.8%
Other	4.8%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (11/12/01)
PIMCO Real Return Asset Fund Institutional Class	11.83%	4.43%	7.74%
Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index	4.83%	4.24%	7.72%	*
Lipper Treasury Inflation Protected Securities Funds Average	7.16%	3.76%	5.60%	**

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/01.

** Average annual total return since 10/31/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/09, as supplemented to date, is 0.71% for the Institutional Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,023.35	$1,022.19
Expenses Paid During Period†	$2.77	$2.77

† Expenses are equal to the net annualized expense ratio for the class 0.55% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Asset Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations.

»	A curve-steepening bias in the U.S. benefited performance as the thirty-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield over the period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased over the period.

»	Modest exposure to commodities via commodity-linked notes benefited performance as commodities gained, as measured by the Dow Jones-UBS Commodity Index Total Return, over the period.

»	An emphasis on Japanese inflation-linked bonds between April 2009 and November 2009 benefited performance as the ten-year Japanese real yield declined.

»

A below-index U.S. Treasury Inflation-Protected Securities (“TIPS”) duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. real yields generally declined over the period.

»	A below-index European real duration detracted from performance as the ten-year European real yield declined over the period.

8	PIMCO Funds	Inflation-Protected Funds

PIMCO Real Return Fund

Institutional Class - PRRIX	Class P - PRLPX
Administrative Class - PARRX	Class D - PRRDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	78.0%
Corporate Bonds & Notes	11.1%
Foreign Currency-Denominated Issues	3.2%
Asset-Backed Securities	3.1%
Short-Term Instruments	0.8%
Other	3.8%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	13.51%	5.36%	7.81%	7.41%
PIMCO Real Return Fund Class P	13.39%	5.26%	7.71%	7.32%
PIMCO Real Return Fund Administrative Class	13.22%	5.10%	7.53%	7.14%
PIMCO Real Return Fund Class D	13.05%	4.90%	7.34%	6.95%
Barclays Capital U.S. TIPS Index	6.18%	4.82%	7.30%	6.53%	*
Lipper Treasury Inflation Protected Securities Funds Average	7.16%	3.76%	6.42%	6.16%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/97.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.65% for the Institutional Class shares, 0.86% for the Class P shares, 0.94% for the Administrative Class shares, and 1.09% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,034.90	$1,034.39	$1,033.63	$1,032.85	$1,022.69	$1,022.19	$1,021.44	$1,020.69
Expenses Paid During Period†	$2.28	$2.79	$3.55	$4.31	$2.27	$2.77	$3.53	$4.28

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.45% for Institutional Class, 0.55% for Class P, 0.70% for Administrative Class, and 0.85% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A curve-steepening bias in the U.S. benefited performance as the thirty-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield over the period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased over the period.

»	An emphasis on Japanese inflation-linked bonds between April 2009 and November 2009 benefited performance as the ten-year Japanese real yield declined.

»	Holdings of U.S. Agency mortgage-backed securities benefited performance as mortgage spreads tightened over the period.

»

A below-index U.S. Treasury Inflation-Protected Securities (“TIPS”) duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. real yields generally declined over the period.

»	A below-index European real duration detracted from performance as the ten-year European real yield declined over the period.

Annual Report	March 31, 2010	9

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class D - PETDX
Class P - PETPX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class or Class P Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	78.0%
Short-Term Instruments	8.3%
Corporate Bonds & Notes	7.0%
Mortgage-Backed Securities	2.8%
Foreign Currency-Denominated Issues	2.3%
Other	1.6%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	144.95%	4.48%	9.45%
PIMACO RealEstateRealReturn Strategy Fund Class P	144.53%	4.38%	9.35%
PIMCO RealEstateRealReturn Strategy Fund Class D	144.23%	4.04%	8.96%
Dow Jones U.S. Select REIT Total Return Index	113.55%	3.34%	7.26%	*
Lipper Real Estate Funds Average	105.02%	2.54%	6.53%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/03.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.88% for the Institutional Class shares, 1.00% for the Class P shares, and 1.23% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,242.68	$1,243.60	$1,242.45	$1,021.19	$1,020.69	$1,019.20
Expenses Paid During Period†	$4.19	$4.75	$6.43	$3.78	$4.28	$5.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.75% for Institutional Class, 0.85% for Class P, and 1.15% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as TIPS outperformed the one-month LIBOR financing rate that is assumed in real estate investment trust (“REIT”) index-linked derivatives.

»	A curve-steepening bias in the U.S. benefited performance as the thirty-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield over the period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased over the period.

»	An emphasis on Japanese inflation-linked bonds between April 2009 and October 2009 benefited performance as the ten-year Japanese real yield declined.

»	An above-index nominal U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose over the period.

»	A below-index European real duration detracted from performance as the ten-year European real yield declined over the period.

10	PIMCO Funds	Inflation-Protected Funds

PIMCO Tax Managed Real Return Fund

Institutional Class - PTMIX	Class D - PXMDX
Class P - PTMPX

Allocation Breakdown‡

Municipal Bonds & Notes	95.8%
Short-Term Instruments	4.2%
‡	% of Total Investments as of 03/31/10

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2010
	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Institutional Class	2.74%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions	2.74%
PIMCO Tax Managed Real Return Fund Class P	2.70%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions	2.70%
PIMCO Tax Managed Real Return Fund Class D	2.57%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions	2.56%
Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index	2.06%	*
Lipper General Municipal Debt Funds Average	2.46%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 10/31/09.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P and Class D prospectus dated 10/28/09, as supplemented to date, is 0.51% for the Institutional Class shares, 0.61% for the Class P shares, and 0.91% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance			Hypothetical Performance ††
				(5% return before expenses)
	Institutional Class	Class P	Class D	Institutional Class	Class P	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,027.43	$1,027.02	$1,025.70	$1,022.69	$1,022.19	$1,020.69
Expenses Paid During Period†	$1.90	$2.32	$3.59	$2.27	$2.77	$4.28

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.45% for Institutional Class, 0.55% for Class P, and 0.85% for Class D), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since the Fund commenced operations on 10/30/09). The Fund’s hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

†† Hypothetical Performance reflects a beginning account value as of 10/01/09.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”), with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), and other types of fixed income instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, such as CPI swaps.

»	The Fund commenced operations on October 30, 2009.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the period since the Fund’s inception, which added to performance as municipal yields moved higher over the period.

»	The inflation swap exposure within the Fund detracted from performance as breakeven inflation levels narrowed. This was partially offset by positive inflation accruals during the period.

»	Exposure to the hospital sector benefited performance, while exposure to the general obligation sector detracted from returns over the period.

»	Exposure to the utility sector detracted from performance, while exposure to the special tax sector added to performance over the period.

Annual Report	March 31, 2010	11

PIMCO CommodityRealReturn Strategy Fund®

Institutional Class - PCRIX	Class P - PCRPX
Administrative Class - PCRRX	Class D - PCRDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

U.S. Treasury Obligations	75.2%
Short-Term Instruments	10.0%
Corporate Bonds & Notes	7.6%
Foreign Currency-Denominated Issues	3.0%
Mortgage-Backed Securities	2.2%
Other	2.0%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	36.58%	-0.04%	9.93%
PIMCO CommodityRealReturn Strategy Fund® Class P	36.32%	-0.10%	9.84%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	36.27%	-0.28%	9.66%
PIMCO CommodityRealReturn Strategy Fund® Class D	36.01%	-0.53%	9.41%
Dow Jones-UBS Commodity Index Total Return	20.53%	-1.36%	6.08%	*
Lipper Commodities Funds Average	28.26%	-3.00%	3.32%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/02.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 1.21% for the Institutional Class shares, 1.54% for the Class P shares, 1.49% for the Administrative Class shares, and 1.68% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,080.51	$1,081.56	$1,081.49	$1,078.79	$1,021.14	$1,020.64	$1,019.90	$1,018.65
Expenses Paid During Period†	$3.94	$4.46	$5.24	$6.53	$3.83	$4.33	$5.09	$6.34

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.76% for Institutional Class, 0.86% for the Class P shares, 1.01% for Administrative Class, and 1.26% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

»

The portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as TIPS outperformed the U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	A curve-steepening bias in the U.S. benefited performance as the thirty-year U.S. Treasury yield increased more than the two-year U.S. Treasury yield for the period.

»	Exposure to U.S. corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased for the period.

»	An emphasis on Japanese inflation-linked bonds between April 2009 and November 2009 benefited performance as the ten-year Japanese real yield declined for the period.

»	An above-index nominal U.S. duration position (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose for the period.

»	A below-index exposure to European real duration detracted from performance as the ten-year European real yields declined for the period.

12	PIMCO Funds	Inflation-Protected Funds

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index	Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index consists of a broad selection of investment-grade general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds with maturities of at least 1 year and less than 12 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index	Barclays Capital U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Real Income 2019 Index	The Barclays Capital U.S. TIPS Real Income 2019 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2019.

Barclays Capital U.S. TIPS Real Income 2029 Index	The Barclays Capital U.S. TIPS Real Income 2029 Index is designed to track the performance of a US TIPS based investment solution that provides investors with an explicit hedge against inflation by offering a stream of constant real cash flows until October 31, 2029.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Real Income 2019 Fund™
Institutional Class
10/30/2009 - 3/31/2010	$10.00	$0.05	$0.09	$0.14	$(0.12)	$0.00	$(0.31)
Class P
10/30/2009 - 3/31/2010	10.00	0.07	0.07	0.14	(0.12)	0.00	(0.31)
Class D
10/30/2009 - 3/31/2010	10.00	0.03	0.09	0.12	(0.11)	0.00	(0.31)

Real Income 2029 Fund™
Institutional Class
10/30/2009 - 3/31/2010	$10.00	$0.08	$0.03	$0.11	$(0.14)	$0.00	$(0.10)
Class P
10/30/2009 - 3/31/2010	10.00	0.11	(0.02)	0.09	(0.13)	0.00	(0.10)
Class D
10/30/2009 - 3/31/2010	10.00	0.07	0.02	0.09	(0.13)	0.00	(0.10)

Real Return Asset Fund
Institutional Class
03/31/2010	$10.26	$0.41	$0.79	$1.20	$(0.36)	$(0.12)	$0.00
03/31/2009	12.05	0.25	(1.12)	(0.87)	(0.29)	(0.63)	0.00
03/31/2008	11.19	0.61	1.05	1.66	(0.60)	(0.20)	0.00
03/31/2007	11.24	0.47	(0.04)	0.43	(0.42)	(0.06)	0.00
03/31/2006	12.02	0.52	(0.58)	(0.06)	(0.59)	(0.13)	0.00

Real Return Fund
Institutional Class
03/31/2010	$10.00	$0.40	$0.93	$1.33	$(0.46)	$0.00	$0.00
03/31/2009	11.45	0.33	(1.05)	(0.72)	(0.34)	(0.39)	0.00
03/31/2008	10.89	0.62	0.91	1.53	(0.60)	(0.37)	0.00
03/31/2007	10.82	0.40	0.13	0.53	(0.37)	(0.08)	(0.01)
03/31/2006	11.42	0.52	(0.42)	0.10	(0.55)	(0.15)	0.00
Class P
03/31/2010	10.00	0.34	0.98	1.32	(0.45)	0.00	0.00
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)	0.00
Administrative Class
03/31/2010	10.00	0.38	0.93	1.31	(0.44)	0.00	0.00
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)	0.00
03/31/2008	10.89	0.58	0.92	1.50	(0.57)	(0.37)	0.00
03/31/2007	10.82	0.35	0.16	0.51	(0.35)	(0.08)	(0.01)
03/31/2006	11.42	0.57	(0.50)	0.07	(0.52)	(0.15)	0.00
Class D
03/31/2010	10.00	0.36	0.93	1.29	(0.42)	0.00	0.00
03/31/2009	11.45	0.25	(1.01)	(0.76)	(0.30)	(0.39)	0.00
03/31/2008	10.89	0.57	0.91	1.48	(0.55)	(0.37)	0.00
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)	(0.01)
03/31/2006	11.42	0.49	(0.44)	0.05	(0.50)	(0.15)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s advisory fee was reduced to 0.30%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.35%.

14	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.43)	$9.71	1.41%	$3,491	0.39	%*	1.89	%*	0.39	%*	1.89	%*	1.20	%*	445%

(0.43)	9.71	1.39	35	0.49	*	4.36	*	0.49	*	4.36	*	1.69	*	445

(0.42)	9.70	1.22	100	0.79	*	2.92	*	0.79	*	2.92	*	0.84	*	445

$(0.24)	$9.87	1.04%	$3,849	0.39	%*	3.31	%*	0.39	%*	3.31	%*	1.83	%*	445%

(0.23)	9.86	0.92	41	0.49	*	6.82	*	0.49	*	6.82	*	2.70	*	445

(0.23)	9.86	0.85	60	0.79	*	3.43	*	0.79	*	3.43	*	1.71	*	445

$(0.48)	$10.98	11.83%	$4,189,326	0.59%		0.59%		0.55%		0.55%		3.82%		467%
(0.92)	10.26	(6.80)	3,081,472	0.73	(b)	0.73	(b)	0.57	(b)	0.57	(b)	2.32		936
(0.80)	12.05	15.55	2,261,394	0.61		0.61		0.60		0.60		5.44		874
(0.48)	11.19	3.90	1,362,843	0.60		0.60		0.60		0.60		4.20		489
(0.72)	11.24	(0.75)	2,189,247	0.60		0.60		0.60		0.60		4.42		265

$(0.46)	$10.87	13.51%	$7,762,237	0.48%		0.48%		0.45%		0.45%		3.79%		408%
(0.73)	10.00	(5.91)	5,101,322	0.65		0.65		0.45		0.45		3.13		915
(0.97)	11.45	14.84	8,177,173	0.45		0.45		0.45		0.45		5.62		806
(0.46)	10.89	5.00	5,427,623	0.45		0.45		0.45		0.45		3.67		480
(0.70)	10.82	0.81	5,920,513	0.45		0.45		0.45		0.45		4.64		388

(0.45)	10.87	13.39	670,522	0.56		0.56		0.55		0.55		3.18		408
(0.69)	10.00	(4.38)	2,031	0.86	*	0.86	*	0.55	*	0.55	*	1.14	*	915

(0.44)	10.87	13.22	1,060,100	0.73		0.73		0.70		0.70		3.57		408
(0.71)	10.00	(6.14)	738,750	0.94		0.94		0.70		0.70		2.59		915
(0.94)	11.45	14.56	764,876	0.70		0.70		0.70		0.70		5.25		806
(0.44)	10.89	4.74	453,363	0.70		0.70		0.70		0.70		3.21		480
(0.67)	10.82	0.55	399,084	0.70		0.70		0.70		0.70		5.00		388

(0.42)	10.87	13.05	1,476,692	0.88		0.88		0.85		0.85		3.42		408
(0.69)	10.00	(6.30)	1,003,987	1.12	(c)	1.12	(c)	0.88	(c)	0.88	(c)	2.42		915
(0.92)	11.45	14.33	1,121,850	0.90		0.90		0.90		0.90		5.22		806
(0.42)	10.89	4.53	873,320	0.90		0.90		0.90		0.90		3.19		480
(0.65)	10.82	0.35	1,124,170	0.90		0.90		0.90		0.90		4.37		388

Annual Report	March 31, 2010	15

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2010	$2.08	$0.19	$2.83	$3.02	$(0.72)	$0.00	$0.00
03/31/2009	6.05	0.14	(4.11)	(3.97)	0.00	0.00	0.00
03/31/2008	7.61	0.28	(1.05)	(0.77)	(0.79)	0.00	0.00
03/31/2007	9.19	0.29	1.32	1.61	(3.19)	0.00	0.00
03/31/2006	9.31	0.50	2.55	3.05	(3.07)	(0.10)	0.00
Class P
03/31/2010	2.08	0.14	2.88	3.02	(0.73)	0.00	0.00
04/30/2008 - 03/31/2009	6.29	0.14	(4.35)	(4.21)	0.00	0.00	0.00
Class D
03/31/2010	2.04	0.15	2.80	2.95	(0.72)	0.00	0.00
03/31/2009	5.96	0.18	(4.10)	(3.92)	0.00	0.00	0.00
03/31/2008	7.52	0.33	(1.13)	(0.80)	(0.76)	0.00	0.00
03/31/2007	9.11	0.25	1.30	1.55	(3.14)	0.00	0.00
03/31/2006	9.26	0.38	2.60	2.98	(3.03)	(0.10)	0.00

Tax Managed Real Return Fund
Institutional Class
10/30/2009 - 3/31/2010	$10.00	$0.07	$0.20	$0.27	$(0.06)	$0.00	$0.00
Class P
10/30/2009 - 3/31/2010	10.00	0.06	0.21	0.27	(0.06)	0.00	0.00
Class D
10/30/2009 - 3/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	0.00

CommodityRealReturn Strategy Fund®
Institutional Class
03/31/2010	$6.26	$0.26	$2.02	$2.28	$(0.62)	$(0.10)	$0.00
03/31/2009	18.32	0.34	(9.60)	(9.26)	(0.71)	(2.09)	0.00
03/31/2008	14.60	0.72	4.06	4.78	(1.06)	0.00	0.00
03/31/2007	14.03	0.42	0.73	1.15	(0.58)	0.00	0.00
03/31/2006	16.29	0.66	(0.15)	0.51	(1.88)	(0.07)	(0.82)
Class P
03/31/2010	6.27	0.25	2.01	2.26	(0.61)	(0.10)	0.00
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)	0.00
Administrative Class
03/31/2010	6.21	0.24	2.00	2.24	(0.60)	(0.10)	0.00
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)	0.00
03/31/2008	14.52	0.67	4.05	4.72	(1.03)	0.00	0.00
03/31/2007	13.96	0.41	0.70	1.11	(0.55)	0.00	0.00
03/31/2006	16.25	0.41	0.05	0.46	(1.86)	(0.07)	(0.82)
Class D
03/31/2010	6.20	0.22	2.00	2.22	(0.58)	(0.10)	0.00
03/31/2009	18.19	0.34	(9.59)	(9.25)	(0.65)	(2.09)	0.00
03/31/2008	14.51	0.63	4.04	4.67	(0.99)	0.00	0.00
03/31/2007	13.94	0.35	0.73	1.08	(0.51)	0.00	0.00
03/31/2006	16.23	0.58	(0.16)	0.42	(1.82)	(0.07)	(0.82)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.40%.

16	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.72)	$4.38	144.95%	$109,277	0.94%		0.94%		0.74%		0.74%		5.74%		863%
0.00	2.08	(65.62)	154,135	0.88		0.88		0.74		0.74		3.40		1,288
(0.79)	6.05	(9.66)	427,882	0.75		0.75		0.74		0.74		4.60		900
(3.19)	7.61	20.17	96,685	0.74		0.74		0.74		0.74		3.31		538
(3.17)	9.19	36.18	370,682	0.74		0.74		0.74		0.74		4.88		337

(0.73)	4.37	144.53	3,062	0.87		0.87		0.84		0.84		3.25		863
0.00	2.08	(66.93)	3	1.00	*	1.00	*	0.84	*	0.84	*	3.62	*	1,288

(0.72)	4.27	144.23	10,943	1.27		1.27		1.14		1.14		4.23		863
0.00	2.04	(65.77)	5,263	1.27	(c)	1.27	(c)	1.18	(c)	1.18	(c)	3.77		1,288
(0.76)	5.96	(10.14)	7,106	1.20		1.20		1.19		1.19		5.08		900
(3.14)	7.52	19.69	9,471	1.19		1.19		1.19		1.19		2.85		538
(3.13)	9.11	35.56	18,720	1.21	(b)	1.21	(b)	1.21	(b)	1.21	(b)	3.80		337

$(0.06)	$10.21	2.74%	$11,405	0.45	%*	1.68	%*	0.45	%*	1.68	%*	1.56	%*	447%

(0.06)	10.21	2.70	10	0.55	*	1.35	*	0.55	*	1.35	*	1.43	*	447

(0.05)	10.21	2.57	1,199	0.85	*	2.64	*	0.85	*	2.64	*	1.13	*	447

$(0.72)	$7.82	36.58%	$11,302,566	0.79%		0.89%		0.74%		0.84%		3.31%		397%
(2.80)	6.26	(50.88)	4,443,754	1.12		1.21		0.74		0.83		2.83		979
(1.06)	18.32	34.08	7,532,238	0.75		0.79		0.74		0.78		4.59		697
(0.58)	14.60	8.46	6,740,635	0.74		0.75		0.74		0.75		2.91		603
(2.77)	14.03	2.29	5,622,373	0.74		0.74		0.74		0.74		4.18		292

(0.71)	7.82	36.32	694,385	0.87		0.97		0.84		0.94		3.17		397
(2.81)	6.27	(51.66)	17,049	1.45	*	1.54	*	0.84	*	0.93	*	2.30	*	979

(0.70)	7.75	36.27	1,159,140	1.04		1.14		0.99		1.09		3.08		397
(2.77)	6.21	(50.97)	564,524	1.40		1.49		0.99		1.08		2.55		979
(1.03)	18.21	33.76	1,172,140	1.00		1.04		0.99		1.03		4.25		697
(0.55)	14.52	8.17	816,554	0.99		1.00		0.99		1.00		2.84		603
(2.75)	13.96	1.99	605,339	0.99		0.99		0.99		0.99		2.69		292

(0.68)	7.74	36.01	827,575	1.29		1.39		1.24		1.34		2.91		397
(2.74)	6.20	(51.12)	426,678	1.59		1.68		1.24		1.33		2.57		979
(0.99)	18.19	33.40	1,332,737	1.25		1.29		1.24		1.28		4.03		697
(0.51)	14.51	7.93	1,035,496	1.24		1.25		1.24		1.25		2.44		603
(2.71)	13.94	1.74	1,407,939	1.24		1.24		1.24		1.24		3.69		292

Annual Report	March 31, 2010	17

Statements of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)	Real Income 2019 Fund™	Real Income 2029 Fund™	Real Return Asset Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund	Tax Managed Real Return Fund

Assets:
Investments, at value	$6,501	$4,053	$5,209,634	$19,133,747	$193,439	$13,222
Investments in Affiliates, at value	0	0	42,182	101,333	14,775	0
Repurchase agreements, at value	216	0	1,367	17,590	927	576
Cash	0	88	1	2	0	1
Deposits with counterparty	0	0	0	5	3	0
Foreign currency, at value	0	0	3,745	37,900	344	0
Receivable for investments sold	0	0	7,411	681,784	22,179	0
Receivable for investments in Affiliates sold	0	0	0	61,800	0	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	1,662	0
Receivable for Fund shares sold	106	0	3,855	88,430	7,984	62
Interest and dividends receivable	30	23	37,776	119,771	1,161	91
Dividends receivable from Affiliates	0	0	9	20	3	0
Variation margin receivable	0	0	355	3,353	23	0
Swap premiums paid	0	0	1,285	27,184	41	73
Unrealized appreciation on foreign currency contracts	0	0	8,264	34,511	293	0
Unrealized appreciation on swap agreements	0	0	5,615	23,717	16,412	6
Other assets	0	0	0	3	0	0
	6,853	4,164	5,321,499	20,331,150	259,246	14,031

Liabilities:
Payable for investments purchased	$195	$0	$359,834	$279,566	$18,515	$733
Payable for investments in Affiliates purchased	0	0	9	20	3	0
Payable for investments purchased on a delayed-delivery basis	0	0	747,204	2,091,924	50,302	0
Deposits from counterparty	0	0	9,831	48,273	17,241	0
Payable for Fund shares redeemed	1	3	95	46,954	272	6
Dividends payable	8	0	37	6,169	1	1
Written options outstanding	0	0	2,962	15,702	129	0
Accrued related party fees	3	2	1,829	11,391	127	6
Swap premiums received	0	0	6,300	2,325	696	0
Unrealized depreciation on foreign currency contracts	0	0	861	6,344	81	0
Unrealized depreciation on swap agreements	0	0	2,420	25,055	134	79
Other liabilities	0	0	791	15	0	0
	207	5	1,132,173	2,533,738	87,501	825

Net Assets	$6,646	$4,159	$4,189,326	$17,797,412	$171,745	$13,206

Net Assets Consist of:
Paid in capital	$6,655	$4,178	$4,357,381	$18,419,482	$179,682	$13,193
Undistributed (overdistributed) net investment income	(8)	0	4,097	(29,839)	101,883	1
Accumulated undistributed net realized gain (loss)	(2)	(4)	(225,412)	(1,036,188)	(122,100)	55
Net unrealized appreciation (depreciation)	1	(15)	53,260	443,957	12,280	(43)
	$6,646	$4,159	$4,189,326	$17,797,412	$171,745	$13,206

Net Assets:
Institutional Class	$3,491	$3,849	$4,189,326	$7,762,237	$109,277	$11,405
Class P	35	41	NA	670,522	3,062	10
Administrative Class	NA	NA	NA	1,060,100	NA	NA
Class D	100	60	NA	1,476,692	10,943	1,199
Other Classes	3,020	209	NA	6,827,861	48,463	592

Shares Issued and Outstanding:
Institutional Class	360	390	381,494	713,798	24,932	1,117
Class P	4	4	NA	61,660	700	1
Administrative Class	NA	NA	NA	97,484	NA	NA
Class D	10	6	NA	135,793	2,561	117

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.71	$9.87	$10.98	$10.87	$4.38	$10.21
Class P	9.71	9.86	NA	10.87	4.37	10.21
Administrative Class	NA	NA	NA	10.87	NA	NA
Class D	9.70	9.86	NA	10.87	4.27	10.21

Cost of Investments Owned	$6,500	$4,068	$5,174,458	$18,755,620	$197,936	$13,192
Cost of Investments in Affiliates Owned	$0	$0	$42,178	$101,333	$14,775	$0
Cost of Repurchase Agreements Owned	$216	$0	$1,367	$17,590	$927	$576
Cost of Foreign Currency Held	$0	$0	$3,777	$40,141	$343	$0
Premiums Received on Written Options	$0	$0	$10,030	$48,269	$372	$0

18	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)	Commodity- RealReturn Strategy Fund®

Assets:
Investments, at value	$17,053,494
Investments in Affiliates, at value	1,031,375
Repurchase agreements, at value	162,302
Cash	5,407
Deposits with counterparty	38
Foreign currency, at value	26,540
Receivable for investments sold	2,816
Receivable for Fund shares sold	55,962
Interest and dividends receivable	86,100
Dividends receivable from Affiliates	116
Variation margin receivable	3,074
Manager reimbursement receivable	1,179
Swap premiums paid	11,448
Unrealized appreciation on foreign currency contracts	28,781
Unrealized appreciation on swap agreements	44,741
Other assets	18
18,513,391

Liabilities:
Payable for reverse repurchase agreements	$1,144,794
Payable for investments purchased	516,005
Payable for investments in Affiliates purchased	116
Payable for investments purchased on a delayed-delivery basis	112,516
Deposits from counterparty	27,902
Payable for Fund shares redeemed	16,998
Written options outstanding	38,012
Accrued related party fees	13,756
Variation margin payable	320
Swap premiums received	1,461
Unrealized depreciation on foreign currency contracts	2,689
Unrealized depreciation on swap agreements	18,744
1,893,313

Net Assets	$16,620,078

Net Assets Consist of:
Paid in capital	$15,646,677
Undistributed net investment income	1,381,485
Accumulated undistributed net realized (loss)	(793,305)
Net unrealized appreciation	385,221
$16,620,078

Net Assets:
Institutional Class	$11,302,566
Class P	694,385
Administrative Class	1,159,140
Class D	827,575
Other Classes	2,636,412

Shares Issued and Outstanding:
Institutional Class	1,444,692
Class P	88,823
Administrative Class	149,651
Class D	106,967

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.82
Class P	7.82
Administrative Class	7.75
Class D	7.74

Cost of Investments Owned	$16,752,186
Cost of Investments in Affiliates Owned	$1,031,372
Cost of Repurchase Agreements Owned	$162,302
Cost of Foreign Currency Held	$26,541
Premiums Received on Written Options	$63,869

Annual Report	March 31, 2010	19

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	Real Income 2019 Fund™ (1)	Real Income 2029 Fund™ (1)	Real Return Asset Fund	Real Return Fund	RealEstate- RealReturn Strategy Fund	Tax Managed Real Return Fund (1)

Investment Income:
Interest, net of foreign taxes*	$29	$32	$177,602	$647,054	$9,853	$66
Dividends	0	0	128	1,669	23	0
Dividends from Affiliate investments	0	0	178	520	53	0
Miscellaneous income	0	0	4	6	0	0
Total Income	29	32	177,912	649,249	9,929	66

Expenses:
Investment advisory fees	3	3	12,077	37,766	773	8
Supervisory and administrative fees	4	3	10,064	44,392	462	7
Distribution and/or servicing fees - Administrative Class	0	0	0	2,298	0	0
Distribution and/or servicing fees - Class D	0	0	0	3,021	19	1
Distribution and/or servicing fees - Other Classes	1	0	0	28,008	149	0
Trustees’ fees	0	0	10	36	1	0
Organization expense	34	42	0	0	0	42
Interest expense	0	0	1,781	4,426	274	0
Miscellaneous expense	0	0	17	60	1	0
Total Expenses	42	48	23,949	120,007	1,679	58
Reimbursement by Manager	(33)	(42)	0	0	0	(42)
Net Expenses	9	6	23,949	120,007	1,679	16

Net Investment Income	20	26	153,963	529,242	8,250	50

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	20	14	344,241	793,436	13,199	36
Net realized gain on Affiliate investments	0	0	69	88	12	0
Net realized gain on futures contracts, written options and swaps	0	0	3,829	82,198	124,303	20
Net realized (loss) on foreign currency transactions	0	0	(12,910)	(81,554)	(1,134)	0
Net change in unrealized appreciation (depreciation) on investments	1	(15)	(19,640)	399,671	378	30
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	4	(20)	(1)	0
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	3,550	18,952	11,813	(73)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	10,063	49,339	816	0
Net Gain (Loss)	21	(1)	329,206	1,262,110	149,386	13

Net Increase in Net Assets Resulting from Operations	$41	$25	$483,169	$1,791,352	$157,636	$63

* Foreign tax withholdings	$0	$0	$0	$56	$0	$0

(1)	Period from October 30, 2009 to March 31, 2010.

20	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2010
(Amounts in thousands)	Commodity- RealReturn Strategy Fund™

Investment Income:
Interest	$533,929
Dividends	615
Dividends from Affiliate investments	1,608
Miscellaneous income	14
Total Income	536,166

Expenses:
Investment advisory fees	72,995
Supervisory and administrative fees	43,931
Distribution and/or servicing fees - Administrative Class	2,291
Distribution and/or servicing fees - Class D	1,706
Distribution and/or servicing fees - Other Classes	11,145
Trustees’ fees	31
Interest expense	5,964
Miscellaneous expense	50
Total Expenses	138,113
Waiver by Manager	(13,097)
Net Expenses	125,016

Net Investment Income	411,150

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	393,833
Net realized gain on Affiliate investments	223
Net realized gain on futures contracts, written options and swaps	1,853,775
Net realized (loss) on foreign currency transactions	(53,386)
Net change in unrealized appreciation on investments	518,991
Net change in unrealized appreciation on Affiliate investments	4
Net change in unrealized appreciation on futures contracts, written options and swaps	185,331
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	51,425
Net Gain	2,950,196

Net Increase in Net Assets Resulting from Operations	$3,361,346

Annual Report	March 31, 2010	21

Statements of Changes in Net Assets

	Real Income 2019 Fund™	Real Income 2029 Fund™

(Amounts in thousands)	Period from October 30, 2009 to March 31, 2010	Period from October 30, 2009 to March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$20	$26
Net realized gain (loss)	20	14
Net realized gain on Affiliate investments	0	0
Net change in unrealized appreciation (depreciation)	1	(15)
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0
Net increase (decrease) resulting from operations	41	25

Distributions to Shareholders:
From net investment income
Institutional Class	(39)	(43)
Class P	0	(1)
Administrative Class	0	0
Class D	0	0
Other Classes	(11)	(1)
From net realized capital gains
Institutional Class	0	0
Class P	0	0
Administrative Class	0	0
Class D	0	0
Other Classes	0	0
Tax basis return of capital
Institutional Class	(99)	(34)
Class P	0	0
Administrative Class	0	0
Class D	(2)	(1)
Other Classes	(35)	(1)

Total Distributions	(186)	(81)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,456	3,829
Class P	35	41
Administrative Class	0	0
Class D	133	85
Other Classes	3,034	211
Issued as reinvestment of distributions
Institutional Class	134	77
Class P	0	0
Administrative Class	0	0
Class D	1	0
Other Classes	32	2
Cost of shares redeemed
Institutional Class	(2)	(5)
Class P	0	0
Administrative Class	0	0
Class D	(32)	(25)
Other Classes	0	0
Net increase (decrease) resulting from Fund share transactions	6,791	4,215

Fund Redemption Fee	0	0

Total Increase (Decrease) in Net Assets	6,646	4,159

Net Assets:
Beginning of year or period	0	0
End of year or period*	$6,646	$4,159

*Including undistributed (overdistributed) net investment income of:	$(8)	$0

22	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Real Return Asset Fund		Real Return Fund		RealEstateRealReturn Strategy Fund		Tax Managed Real Return Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Period from October 30, 2009 to March 31, 2010

$153,963	$85,637	$529,242	$363,233	$8,250	$21,902	$50
335,160	(352,757)	794,080	(1,409,715)	136,368	(654,654)	56
69	9	88	231	12	3	0
(6,027)	19,236	467,962	(198,170)	13,007	(30,640)	(43)
4	0	(20)	20	(1)	1	0
483,169	(247,875)	1,791,352	(1,244,401)	157,636	(663,388)	63

(133,256)	(90,141)	(291,758)	(232,775)	(14,610)	0	(48)
0	0	(20,431)	(3)	(371)	0	0
0	0	(38,321)	(24,916)	0	0	0
0	0	(48,287)	(31,045)	(1,657)	0	(2)
0	0	(221,694)	(139,410)	(6,987)	0	0

(50,036)	(259,579)	0	(198,262)	0	0	0
0	0	0	(1)	0	0	0
0	0	0	(28,393)	0	0	0
0	0	0	(37,806)	0	0	0
0	0	0	(199,677)	0	0	0

0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0

(183,292)	(349,720)	(620,491)	(892,288)	(23,625)	0	(50)

1,737,745	2,922,113	3,624,457	2,584,278	33,096	938,060	12,075
0	0	790,660	2,001	3,117	10	10
0	0	490,490	670,678	0	0	0
0	0	747,250	560,311	7,531	56,750	1,206
0	0	2,997,771	2,590,175	31,718	26,462	613

183,078	349,332	266,222	396,284	14,364	0	45
0	0	4,509	4	294	0	0
0	0	35,987	49,962	0	0	0
0	0	45,220	64,404	1,568	0	2
0	0	170,794	248,257	6,135	0	0

(1,112,846)	(1,853,869)	(1,740,040)	(4,977,676)	(207,357)	(600,593)	(741)
0	0	(158,921)	(59)	(253)	0	0
0	0	(276,354)	(616,410)	0	0	0
0	0	(412,054)	(581,370)	(8,310)	(38,637)	0
0	0	(1,998,451)	(2,300,184)	(16,385)	(25,041)	(17)
807,977	1,417,576	4,587,540	(1,309,345)	(134,482)	357,011	13,193

0	97	0	2	6	65	0

1,107,854	820,078	5,758,401	(3,446,032)	(465)	(306,312)	13,206

3,081,472	2,261,394	12,039,011	15,485,043	172,210	478,522	0
$4,189,326	$3,081,472	$17,797,412	$12,039,011	$171,745	$172,210	$13,206

$4,097	$14,488	$(29,839)	$55,603	$101,883	$(6,836)	$1

Annual Report	March 31, 2010	23

Consolidated Statements of Changes in Net Assets

	CommodityRealReturn Strategy Fund®

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$411,150	$266,048
Net realized gain (loss)	2,194,445	(6,007,100)
Net realized gain on Affiliate investments	0	133
Net change in unrealized appreciation (depreciation)	755,747	(1,050,273)
Net change in unrealized appreciation (depreciation) on Affiliate investments	4	(1)
Net increase (decrease) resulting from operations	3,361,346	(6,791,193)

Distributions to Shareholders:
From net investment income
Institutional Class	(765,526)	(317,125)
Class P	(38,826)	(286)
Administrative Class	(77,450)	(50,819)
Class D	(54,609)	(44,040)
Other Classes	(175,592)	(131,233)
From net realized capital gains
Institutional Class	(129,866)	(752,777)
Class P	(6,791)	(717)
Administrative Class	(13,258)	(176,042)
Class D	(9,615)	(110,562)
Other Classes	(30,335)	(366,453)

Total Distributions	(1,301,868)	(1,950,054)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	8,327,938	3,864,057
Class P	732,039	20,913
Administrative Class	579,712	884,467
Class D	520,406	455,737
Other Classes	1,317,668	1,087,415
Issued as reinvestment of distributions
Institutional Class	749,293	906,566
Class P	22,000	783
Administrative Class	90,157	225,581
Class D	58,591	140,838
Other Classes	166,173	389,865
Cost of shares redeemed
Institutional Class	(3,610,369)	(3,112,449)
Class P	(96,323)	(1,780)
Administrative Class	(223,980)	(794,828)
Class D	(295,262)	(751,300)
Other Classes	(754,268)	(1,518,957)
Net increase resulting from Fund share transactions	7,583,775	1,796,908

Fund Redemption Fee	119	1,830

Total Increase (Decrease) in Net Assets	9,643,372	(6,942,509)

Net Assets:
Beginning of year	6,976,706	13,919,215
End of year*	$16,620,078	$6,976,706

*Including undistributed net investment income of:	$1,381,485	$236,807

24	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2010
(Amounts in thousands)	RealEstate- RealReturn Strategy Fund

Decrease in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$157,910

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(2,437,116)
Proceeds from sales of long-term securities	2,782,043
Proceeds from sales of short-term portfolio investments, net	27,025
Decrease in deposits with counterparty	1,415
Decrease in receivable for investments sold	255,400
Decrease in interest and dividends receivable	2,378
Decrease in swap premiums paid	118,171
Decrease in payable for investments purchased	(212,848)
Increase in accrued related party fees	10
Proceeds from futures transactions	399
Payment for currency transactions	(1,122)
Payment from short sale transactions	(131,302)
Change in unrealized appreciation on investments	(13,006)
Net realized gain on investments	(136,380)
Net amortization on investments	(205)
Net cash provided by operating activities	412,772

Cash flows used for financing activities:
Proceeds from shares sold	67,540
Payment on shares redeemed	(232,100)
Cash dividend paid*	(1,263)
Net repayment of reverse repurchase agreements	(235,564)
Interest expense paid	(274)
Decrease in deposits from counterparty	(11,991)
Net cash used for financing activities	(413,652)

Net Decrease in Cash and Foreign Currency	(880)

Cash and Foreign Currency:
Beginning of year	1,224
End of year	$344

* Reinvestment of dividends	$22,361

Annual Report	March 31, 2010	25

Consolidated Statement of Cash Flows

Year Ended March 31, 2010
(Amounts in thousands)	Commodity- RealReturn Strategy Fund®

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations (excluding interest expense)	$3,367,310

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(69,981,342)
Proceeds from sales of long-term securities	65,521,066
Proceeds from sales of short-term portfolio investments, net	353,160
Decrease in deposits with counterparty	12,401
Decrease in receivable for investments sold	884,996
Increase in interest and dividends receivable	(8,107)
Decrease in swap premiums paid	1,668,015
Decrease in other assets	711
Decrease in payable for investments purchased	(2,033,498)
Increase in accrued related party fees	7,941
Decrease in recoupment payable to manager	(1,179)
Decrease in other liabilities	(13)
Payments from futures transactions	37,176
Payment for currency transactions	(53,778)
Payment from short sale transactions	(680,344)
Change in unrealized appreciation on investments	(755,751)
Net realized gain on investments	(2,194,445)
Net premium on investments	52,286
Net cash used for operating activities	(3,803,395)

Cash flows received from financing activities:
Proceeds from shares sold	11,461,465
Payment on shares redeemed	(5,026,051)
Cash dividend paid*	(215,654)
Net repayment of reverse repurchase agreements	(2,259,384)
Interest expense paid	(5,964)
Decrease in deposits from counterparty	(143,239)
Net cash received from financing activities	3,811,173

Net Increase in Cash and Foreign Currency	7,778

Cash and Foreign Currency:
Beginning of year	24,169
End of year	$31,947

* Reinvestment of dividends	$1,086,214

26	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Schedule of Investments  Real Income 2019 FundTM

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 96.3%

Treasury Inflation Protected Securities (a)
0.625% due 04/15/2013	$140	$143
0.875% due 04/15/2010	164	164
1.250% due 04/15/2014	123	127
1.375% due 07/15/2018	211	211
1.375% due 01/15/2020	264	259
1.625% due 01/15/2015	328	343
1.625% due 01/15/2018	259	265
1.875% due 07/15/2013	289	306
1.875% due 07/15/2015	345	366
1.875% due 07/15/2019	487	503
2.000% due 04/15/2012	128	134
2.000% due 01/15/2014	240	255
2.000% due 07/15/2014	356	379
2.000% due 01/15/2016	289	307
2.125% due 01/15/2019	354	374
2.375% due 04/15/2011	240	248
2.375% due 01/15/2017	322	348
2.500% due 07/15/2016	322	352
2.625% due 07/15/2017	293	322
3.000% due 07/15/2012	313	338
3.375% due 01/15/2012	281	301
3.500% due 01/15/2011	237	245

U.S. Treasury Notes
2.625% due 12/31/2014	110	111

Total U.S. Treasury Obligations (Cost $6,400)		6,401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS 3.3%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$216	$216

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $225. Repurchase proceeds are $216.)

U.S. TREASURY BILLS 1.5%
0.185% due 09/02/2010	100	100

Total Short-Term Instruments (Cost $316)		316

Total Investments 101.1% (Cost $6,716)		$6,717

Other Assets and Liabilities (Net) (1.1%)		(71)

Net Assets 100.0%		$6,646

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
U.S. Treasury Obligations	$0	$6,401	$0	$6,401
Short-Term Instruments	0	316	0	316

Investments, at value	$0	$6,717	$0	$6,717

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

See Accompanying Notes	Annual Report	March 31, 2010	27

Schedule of Investments  Real Income 2029 FundTM

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 95.0%

Treasury Inflation Protected Securities (a)
0.625% due 04/15/2013	$51	$52
0.875% due 04/15/2010	49	49
1.250% due 04/15/2014	51	53
1.375% due 07/15/2018	176	176
1.375% due 01/15/2020	160	157
1.625% due 01/15/2015	114	119
1.625% due 01/15/2018	103	106
1.750% due 01/15/2028	253	240
1.875% due 07/15/2013	71	75
1.875% due 07/15/2015	67	71
1.875% due 07/15/2019	244	251
2.000% due 04/15/2012	21	22
2.000% due 01/15/2014	88	94
2.000% due 07/15/2014	46	49
2.000% due 01/15/2016	147	157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2026	$200	$199
2.125% due 01/15/2019	137	145
2.375% due 04/15/2011	66	68
2.375% due 01/15/2017	108	116
2.375% due 01/15/2025	207	217
2.375% due 01/15/2027	214	223
2.500% due 07/15/2016	97	106
2.500% due 01/15/2029	232	246
2.625% due 07/15/2017	136	150
3.000% due 07/15/2012	72	78
3.375% due 01/15/2012	49	52
3.625% due 04/15/2028	214	262
3.875% due 04/15/2029	283	360

U.S. Treasury Notes
2.625% due 12/31/2014	60	60

Total U.S. Treasury Obligations (Cost $3,968)		3,953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.4%

U.S. TREASURY BILLS 2.4%
0.185% due 09/02/2010	$100	$100

Total Short-Term Instruments (Cost $100)		100

Total Investments 97.4% (Cost $4,068)		$4,053

Other Assets and Liabilities (Net) 2.6%		106

Net Assets 100.0%		$4,159

Notes to Schedule of Investments (amounts in thousands *):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
U.S. Treasury Obligations	$0	$3,953	$0	$3,953
Short-Term Instruments	0	100	0	100

Investments, at value	$0	$4,053	$0	$4,053

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.

28	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Schedule of Investments  Real Return Asset Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Daimler Finance North America LLC
4.230% due 08/03/2012	$4,531	$4,531

Total Bank Loan Obligations (Cost $4,390)		4,531

CORPORATE BONDS & NOTES 9.8%

BANKING & FINANCE 8.3%

American Express Credit Corp.
5.875% due 05/02/2013	600	650

American Honda Finance Corp.
1.003% due 06/20/2011	29,400	29,411

American International Group, Inc.
0.361% due 10/18/2011	2,000	1,916
4.700% due 10/01/2010	7,000	7,069
5.850% due 01/16/2018	2,000	1,861
8.175% due 05/15/2068	4,500	3,836
8.250% due 08/15/2018	4,300	4,519

ANZ National International Ltd.
0.691% due 08/19/2014	10,000	10,096
6.200% due 07/19/2013	8,600	9,484

Bank of America N.A.
0.799% due 06/23/2010	30,000	30,037

Bank of Scotland PLC
0.312% due 12/08/2010	2,500	2,495

Barclays Bank PLC
0.000% due 08/09/2010	33,730	35,433
7.434% due 09/29/2049	1,200	1,200

Bear Stearns Cos. LLC
0.460% due 08/15/2011	1,900	1,901

Caelus Re Ltd.
6.502% due 06/07/2011	1,000	994

Citigroup Funding, Inc.
1.299% due 05/07/2010	4,500	4,504

Citigroup, Inc.
6.125% due 05/15/2018	1,100	1,126

Commonwealth Bank of Australia
0.751% due 06/25/2014	16,100	16,322

Dexia Credit Local
0.899% due 09/23/2011	5,600	5,642

Everest Reinsurance Holdings, Inc.
5.400% due 10/15/2014	1,000	1,031

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	4,800	4,965
7.800% due 06/01/2012	1,000	1,038
7.875% due 06/15/2010	2,700	2,725

Foundation Re II Ltd.
7.000% due 11/26/2010	2,000	1,983

GMAC, Inc.
6.875% due 09/15/2011	1,600	1,623
6.875% due 08/28/2012	2,500	2,530

ING Bank NV
0.881% due 01/13/2012	6,800	6,789

International Lease Finance Corp.
6.625% due 11/15/2013	2,100	2,045

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	4,175	981
6.875% due 05/02/2018 (a)	3,600	869
7.500% due 05/11/2038 (a)	10,000	50

Lloyds TSB Bank PLC
12.000% due 12/29/2049	6,300	7,031

Longpoint Re Ltd.
5.507% due 11/08/2011	1,400	1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	$5,000	$5,177

Merna Reinsurance Ltd.
0.901% due 06/30/2012	4,500	4,453

Metropolitan Life Global Funding I
1.383% due 09/17/2012	26,100	26,229
5.125% due 04/10/2013	2,100	2,256

Morgan Stanley
0.701% due 10/18/2016	700	641
2.350% due 05/14/2010	4,600	4,610

National Australia Bank Ltd.
5.350% due 06/12/2013	7,500	8,089

National Rural Utilities Cooperative Finance Corp.
1.026% due 07/01/2010	37,000	37,071

Pacific Life Global Funding
5.150% due 04/15/2013	1,600	1,688

Pearson Dollar Finance PLC
5.700% due 06/01/2014	2,500	2,705

Pricoa Global Funding I
0.451% due 09/27/2013	9,600	9,157
1.052% due 06/04/2010	29,300	29,336

Residential Reinsurance 2007 Ltd.
6.252% due 06/07/2010	200	201
7.502% due 06/07/2010	300	302

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	6,400	7,120

Vita Capital III Ltd.
1.371% due 01/01/2012	1,600	1,541

Westpac Banking Corp.
0.534% due 09/10/2014	3,000	3,008

		347,140

INDUSTRIALS 1.5%

CIGNA Corp.
6.350% due 03/15/2018	3,000	3,237

DISH DBS Corp.
6.375% due 10/01/2011	2,000	2,085

Gaz Capital S.A.
7.343% due 04/11/2013	800	871
8.146% due 04/11/2018	1,500	1,699

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	25,000	25,783

Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013	2,000	2,100
5.900% due 12/01/2016	1,000	1,002
8.875% due 07/15/2015	2,050	2,327

Mohawk Industries, Inc.
6.875% due 01/15/2016	7,000	7,262

Rexam PLC
6.750% due 06/01/2013	2,900	3,183

Ryder System, Inc.
7.200% due 09/01/2015	2,600	2,929

Southwest Airlines Co.
5.125% due 03/01/2017	2,000	1,948

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	3,165

Tyco Electronics Group S.A.
5.950% due 01/15/2014	6,000	6,472

		64,063

Total Corporate Bonds & Notes (Cost $415,392)		411,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.6%

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (b)	$15,000	$14,867

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	20,000	20,505

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	777

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
6.004% due 01/15/2040	7,000	7,081

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	2,000	1,975

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	18,000	18,627

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	500	466

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.000% due 06/01/2042	1,300	965

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,730	1,376

Total Municipal Bonds & Notes (Cost $66,381)		66,639

U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
1.671% due 09/01/2044 - 10/01/2044	509	502
3.022% due 01/01/2028	1,441	1,490
3.079% due 09/01/2034	1,265	1,305
3.207% due 09/01/2035	18,913	19,686
4.256% due 04/01/2024	33	34
4.679% due 12/01/2036	7,933	8,320
5.000% due 02/25/2017 - 04/25/2033	14,557	15,476

Freddie Mac
0.509% due 09/25/2031	102	99
0.580% due 12/15/2030	4,015	4,012
0.589% due 10/25/2029	780	744
3.672% due 07/01/2035	911	938
3.774% due 05/01/2035	1,112	1,153
5.000% due 11/15/2017 - 01/15/2018	2,042	2,120

Ginnie Mae
3.125% due 12/20/2023	1,263	1,283
3.625% due 08/20/2023	1,236	1,271
4.375% due 03/20/2026 - 05/20/2028	2,304	2,384

Small Business Administration
5.902% due 02/10/2018	820	901

Tennessee Valley Authority
5.250% due 09/15/2039	1,500	1,489

Total U.S. Government Agencies (Cost $59,824)		63,207

U.S. TREASURY OBLIGATIONS 95.0%

Treasury Inflation Protected Securities (d)
0.875% due 04/15/2010	43,803	43,820
1.750% due 01/15/2028	332,374	315,340
2.000% due 01/15/2026 (i)	581,229	579,595
2.125% due 02/15/2040	23,657	23,517
2.375% due 01/15/2025	652,685	684,401

See Accompanying Notes	Annual Report	March 31, 2010	29

Schedule of Investments  Real Return Asset Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027 (i)	$609,706	$636,523
2.500% due 01/15/2029	192,717	204,175
3.375% due 01/15/2012 (i)	732	784
3.375% due 04/15/2032	79,256	96,383
3.625% due 04/15/2028 (i)	715,189	873,368
3.875% due 04/15/2029	411,928	523,535

Total U.S. Treasury Obligations (Cost $3,946,820)		3,981,441

MORTGAGE-BACKED SECURITIES 3.5%

Adjustable Rate Mortgage Trust
5.343% due 11/25/2035	1,133	856
5.388% due 01/25/2036	1,063	908

American Home Mortgage Assets
1.391% due 11/25/2046	12,987	6,085

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	2,500	2,257
5.739% due 05/10/2045	1,530	1,587
5.744% due 02/10/2051	2,500	2,430

Banc of America Funding Corp.
5.749% due 03/20/2036	1,320	918

Banc of America Large Loan, Inc.
0.740% due 08/15/2029	578	522

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/2035	895	836
2.560% due 08/25/2035	2,398	2,236
2.810% due 03/25/2035	3,226	3,021
2.934% due 03/25/2035	927	879
3.558% due 01/25/2035	1,148	1,039
4.142% due 11/25/2034	606	542
4.978% due 01/25/2035	498	475

Bear Stearns Alt-A Trust
5.198% due 08/25/2036	2,600	773
5.590% due 11/25/2036	1,382	904

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	18	18

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	640	638

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	1,135	1,016
2.990% due 12/25/2035	207	189
3.438% due 12/25/2035	799	417
4.098% due 08/25/2035	247	219
4.248% due 08/25/2035	1,271	1,126

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	1,400	1,402

Commercial Mortgage Pass-Through Certificates
0.730% due 02/16/2034	9,233	8,962
5.816% due 12/10/2049	340	340

Countrywide Alternative Loan Trust
0.424% due 12/20/2046	4,220	2,184
1.471% due 12/25/2035	1,086	593
5.849% due 02/25/2037	695	484
6.000% due 01/25/2037	987	635

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 06/25/2035	580	512
3.563% due 04/20/2035	590	535

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	1,500	1,346
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	1,400	1,278
Deutsche ALT-A Securities, Inc.
0.309% due 02/25/2037	182	178
GE Capital Commercial Mortgage Corp.
4.706% due 05/10/2043	399	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
4.308% due 06/19/2035	$1,661	$1,286
5.294% due 11/19/2035	932	760

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	414	410

GSR Mortgage Loan Trust
2.954% due 09/25/2035	2,392	2,209

Harborview Mortgage Loan Trust
0.359% due 04/19/2038	3,562	1,896

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	2,780	2,715
5.794% due 02/12/2051	3,500	3,497

JPMorgan Mortgage Trust
4.857% due 04/25/2035	689	661
5.404% due 11/25/2035	1,083	965
5.500% due 10/25/2035	885	721

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	420	407
5.430% due 02/15/2040	700	675
5.866% due 09/15/2045	1,200	1,183

MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,266	1,296

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	500	445
5.485% due 03/12/2051	1,200	1,102
5.700% due 09/12/2049	1,100	1,039

MLCC Mortgage Investors, Inc.
2.479% due 12/25/2034	488	453
3.012% due 04/25/2035	575	511

Morgan Stanley Capital I
5.447% due 02/12/2044	650	621
5.692% due 04/15/2049	1,400	1,286
5.880% due 06/11/2049	2,300	2,275

Prime Mortgage Trust
5.000% due 02/25/2019	299	300

Residential Accredit Loans, Inc.
0.409% due 06/25/2046	382	142

Residential Asset Securitization Trust
0.629% due 01/25/2046	2,720	1,226
0.679% due 12/25/2036	763	271
6.250% due 10/25/2036	984	548

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	2,089	2,107

Sovereign Commercial Mortgage Securities Trust
5.784% due 07/22/2030	1,886	1,941

Structured Adjustable Rate Mortgage Loan Trust
5.486% due 07/25/2035	663	559

Structured Asset Mortgage Investments, Inc.
0.419% due 07/25/2046	7,731	4,090

TBW Mortgage-Backed Pass-Through Certificates
0.339% due 01/25/2037	9,597	8,545

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	452	441
0.361% due 06/25/2037	24,662	24,167

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	810	685

WaMu Mortgage Pass-Through Certificates
0.499% due 12/25/2045	292	223
0.519% due 07/25/2045	87	67
0.549% due 08/25/2045	207	160
1.171% due 02/25/2047	18,701	9,893
1.471% due 08/25/2046	1,398	828
5.396% due 02/25/2037	19,268	13,570

Total Mortgage-Backed Securities (Cost $148,703)		144,915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 7.6%

Aames Mortgage Investment Trust
0.379% due 08/25/2035	$94	$93

Access Group, Inc.
1.549% due 10/27/2025	26,581	27,479

ACE Securities Corp.
0.279% due 12/25/2036	813	727
0.289% due 10/25/2036	122	76

ARES CLO Funds
0.483% due 03/12/2018	4,551	4,321

Asset-Backed Funding Certificates
0.289% due 11/25/2036	103	103
0.289% due 01/25/2037	80	78

Bank of America Auto Trust
1.160% due 02/15/2012	10,000	10,029

Bank One Issuance Trust
0.360% due 03/15/2014	2,000	1,999

Bear Stearns Asset-Backed Securities Trust
1.229% due 10/25/2037	2,454	1,622

Capital Auto Receivables Asset Trust
1.150% due 03/15/2011	24	24

Carrington Mortgage Loan Trust
0.279% due 01/25/2037	120	115
0.329% due 06/25/2037	4,023	3,543

Chase Issuance Trust
0.250% due 03/15/2013	11,800	11,788
0.250% due 10/15/2013	2,000	1,996
0.270% due 10/15/2012	14,900	14,896
0.680% due 09/17/2012	14,800	14,823
1.757% due 09/15/2015	15,000	15,621

Citigroup Mortgage Loan Trust, Inc.
0.289% due 05/25/2037	1,455	1,309

Countrywide Asset-Backed Certificates
0.279% due 05/25/2037	1,506	1,481
0.279% due 05/25/2047	665	646
0.279% due 06/25/2047	140	135
0.299% due 06/25/2047	1,705	1,627
1.129% due 10/25/2047	892	598

Credit-Based Asset Servicing & Securitization LLC
0.289% due 11/25/2036	175	132

Ford Credit Auto Owner Trust
1.650% due 06/15/2012	14,557	14,654

Fremont Home Loan Trust
0.289% due 01/25/2037	712	570

HFC Home Equity Loan Asset-Backed Certificates
1.029% due 11/20/2036	2,095	2,053

MASTR Asset-Backed Securities Trust
0.289% due 11/25/2036	32	32

Morgan Stanley ABS Capital I
0.269% due 10/25/2036	544	536
0.279% due 10/25/2036	117	115

Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036	1,110	591

Nelnet Student Loan Trust
0.311% due 12/22/2016	17,067	17,013

Option One Mortgage Loan Trust
0.629% due 02/25/2035	1,569	1,313

Popular ABS Mortgage Pass-Through Trust
0.319% due 06/25/2047	844	757
0.659% due 06/25/2035	6,300	4,172

Securitized Asset-Backed Receivables LLC Trust
0.359% due 05/25/2037	5,929	4,128

SLM Student Loan Trust
0.249% due 10/25/2016	8,676	8,670

30	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.249% due 07/25/2017		$2,200	$2,181
0.329% due 07/25/2019		6,000	5,959
0.649% due 10/27/2014		35,831	35,873
0.749% due 10/25/2017		11,100	11,099
1.149% due 07/25/2023		10,582	10,928
1.749% due 04/25/2023		39,001	40,382

Soundview Home Equity Loan Trust
0.289% due 11/25/2036		585	351
0.309% due 06/25/2037		505	426
0.339% due 01/25/2037		6,499	4,951
1.029% due 10/25/2037		2,315	2,289

South Carolina Student Loan Corp.
0.752% due 09/02/2014		203	203
0.802% due 03/01/2018		10,600	10,640
1.002% due 03/02/2020		13,500	13,570
1.252% due 09/03/2024		6,800	6,922

Total Asset-Backed Securities (Cost $311,835)			315,639

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
0.471% due 10/04/2011		4,500	4,508

Qatar Government International Bond
5.250% due 01/20/2020		5,800	6,049
6.400% due 01/20/2040		3,200	3,360

Total Sovereign Issues (Cost $13,478)			13,917

FOREIGN CURRENCY-DENOMINATED ISSUES 2.4%

American International Group, Inc.
5.750% due 03/15/2067	GBP	3,850	3,856

Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	12,900	12,269
4.000% due 08/20/2015		7,400	11,110
4.000% due 08/20/2020		7,600	10,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	4,626	$2,534

Canada Government Bond
2.000% due 12/01/2014	CAD	2,100	1,996
2.500% due 06/01/2015		5,800	5,600

EMF-NL
1.480% due 04/17/2041	EUR	4,000	4,156

Green Valley Ltd.
4.292% due 01/10/2011		700	945

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)		3,028	935

Republic of Germany
3.750% due 01/04/2015		23,600	34,239
4.250% due 07/04/2018		8,300	12,304

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		800	681

Total Foreign Currency-Denominated Issues (Cost $101,246)			101,591

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049		1,700	1,661

Total Convertible Preferred Securities (Cost $1,629)			1,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.5%

CERTIFICATES OF DEPOSIT 2.2%

Sao Paolo IMI NY
0.894% due 06/09/2010	$35,000	$35,011

UBS AG
1.201% due 07/01/2010	56,800	56,919

		91,930

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 04/01/2010	1,367	1,367

(Dated 03/31/2010. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $1,398. Repurchase proceeds are $1,367.)

U.S. TREASURY BILLS 0.3%
0.196% due 08/19/2010 - 09/02/2010 (c)(f)(g)	12,970	12,960

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 1.0%
	4,212,683	42,182

Total Short-Term Instruments (Cost $148,305)		148,439

Total Investments 125.4% (Cost $5,218,003)		$5,253,183

Written Options (k) (0.1%) (Premiums $10,030)		(2,962)

Other Assets and Liabilities (Net) (25.3%)		(1,060,895)

Net Assets 100.0%		$4,189,326

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average rate.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $7,254 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(g)	Securities with an aggregate market value of $5,706 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $720,443 at a weighted average interest rate of 0.446%. On March 31, 2010, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $3,640 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2010	204	$235
90-Day Eurodollar June Futures	Long	06/2010	432	489
90-Day Eurodollar June Futures	Long	06/2011	255	21
Euro-Bobl June Futures	Long	06/2010	756	385
Euro-Bund 10-Year Bond June Futures	Long	06/2010	125	102
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	158	42

				$ 1,274

(j)	Swap agreements outstanding on March 31, 2010:

Asset Swaps
Underlying Asset	Receive	Pay Floating Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
U.S. Treasury Inflation Indexed Bonds 0.875% due 04/15/2010	3-Month USD-LIBOR	Cash Flow from Underlying Asset	04/15/2010	BNP	$39,300	$(5,828)	$(5,728)	$(100)

See Accompanying Notes	Annual Report	March 31, 2010	31

Schedule of Investments  Real Return Asset Fund   (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CIGNA Corp.	GSC	(1.270%	)	03/20/2018	1.244%	$3,000	$(6)	$0	$(6)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.308%	1,000	(32)	0	(32)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.308%	1,000	(33)	0	(33)
Everest Reinsurance Holdings, Inc.	BCLY	(0.535%	)	12/20/2014	0.744%	1,000	9	0	9
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	3.613%	2,100	138	0	138
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	1.181%	2,000	(74)	0	(74)
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	1.775%	2,050	(526)	0	(526)
Macy’s Retail Holdings, Inc.	RBS	(2.111%	)	12/20/2016	1.910%	1,000	(12)	0	(12)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.996%	5,000	68	0	68
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.882%	7,000	119	0	119
Pearson Dollar Finance PLC	MSC	(0.750%	)	06/20/2014	0.512%	2,500	(25)	0	(25)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.813%	2,900	(59)	0	(59)
Ryder System, Inc.	BOA	(1.730%	)	09/20/2015	1.606%	2,600	(17)	0	(17)
Southwest Airlines Co.	BOA	(1.320%	)	03/20/2017	1.570%	2,000	30	0	30
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	1.105%	3,000	(112)	0	(112)
Tyco Electronics Group S.A.	BOA	(1.100%	)	03/20/2014	0.621%	6,000	(112)	0	(112)

							$(644)	$0	$(644)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	JPM	1.000%	03/20/2011	0.929%	$2,700	$2	$(24)	$26
Morgan Stanley	BOA	1.000%	03/20/2011	0.950%	4,000	4	(4)	8
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.752%	5,000	62	61	1

						$68	$33	$35

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$5,640	$(83)	$272	$(355)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	2,632	(39)	128	(167)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	1,880	(28)	114	(142)

						$(150)	$514	$(664)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	3,800	$171	$0	$171
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		3,700	170	(10)	180
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		3,400	141	0	141
Pay	1-Month EUR-FRCPXTOB Index	2.261%	07/14/2011	JPM		100	6	0	6
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		7,600	314	0	314
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		25,300	1,170	0	1,170
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	9,400	(207)	(68)	(139)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		35,500	(427)	(7)	(420)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		31,100	(313)	(271)	(42)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		17,600	29	36	(7)
Pay	1-Year BRL-CDI	11.600%	01/02/2012	MSC		38,100	387	220	167
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		2,300	25	19	6

32	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC	BRL	23,700	$259	$190	$69
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MSC		3,700	81	(11)	92
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,200	58	8	50
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		10,100	488	47	441
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		62,400	21	36	(15)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		21,700	7	30	(23)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		17,500	20	0	20
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		3,300	8	6	2
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,900	10	12	(2)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		18,000	88	79	9
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	16,700	895	(176)	1,071
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		43,700	1,333	26	1,307

							$4,734	$166	$4,568

(k)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	534	$166	$87
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	379	136	16
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	140	125	68
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	534	191	191
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	379	70	51
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	140	129	36

				$817	$449

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$27,800	$398	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	27,800	210	9
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	14,400	26	0
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	14,400	114	0
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	11,600	251	4
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	18,400	101	72
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	18,400	106	118
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	66,600	380	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	46,900	141	20
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	85,200	362	28
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	42,100	168	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,700	11	5
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,700	7	4
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,900	6	5
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,900	10	10
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	7,800	36	30
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	7,800	37	50
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	39,700	254	1
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	42,900	446	14
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	58,700	611	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	58,700	585	19
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	15,000	162	1
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	11,700	169	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	43,200	126	113
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	43,200	183	234
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	10,000	322	7
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	40,600	343	13
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	27,100	225	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	27,100	117	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	49,100	329	192
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	49,100	393	314
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	9,300	61	10
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	23,200	290	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	29,400	309	10
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	4	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	30,000	482	20
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	91,000	706	617
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	15,900	108	17

							$8,589	$1,940

See Accompanying Notes	Annual Report	March 31, 2010	33

Schedule of Investments  Real Return Asset Fund   (Cont.)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$38,100	$181	$5
Call - OTC USD versus JPY		94.000	04/20/2010	38,100	181	319

					$362	$324

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$23,100	$198	$190
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	8,500	64	59

						$262	$249

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	489	$411,100	$4,493
Sales	3,722	2,821,100	21,488
Closing Buys	(689)	(1,944,800)	(14,954)
Expirations	(887)	(67,800)	(734)
Exercised	(529)	0	(263)

Balance at 03/31/2010	2,106	$1,219,600	$10,030

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	475	04/2010	JPM	$9	$0	$9
Sell	CAD	1,453	04/2010	BCLY	0	(4)	(4)
Buy		5,175	04/2010	CITI	47	(2)	45
Sell		2,354	04/2010	JPM	0	(60)	(60)
Sell	CHF	1,305	05/2010	DUB	0	(3)	(3)
Buy	CNY	42,278	06/2010	BCLY	0	(17)	(17)
Sell		17,703	06/2010	BOA	17	0	17
Buy		17,708	06/2010	CITI	0	(3)	(3)
Buy		7,611	06/2010	DUB	0	(4)	(4)
Buy		55,036	06/2010	HSBC	0	(23)	(23)
Sell		31,617	06/2010	MSC	31	0	31
Buy		7,390	11/2010	BCLY	0	(15)	(15)
Buy		11,980	11/2010	CITI	0	(25)	(25)
Buy		30,901	11/2010	DUB	0	(69)	(69)
Buy		12,175	11/2010	MSC	0	(30)	(30)
Buy		17,398	01/2011	BOA	0	(24)	(24)
Buy		31,074	01/2011	MSC	0	(43)	(43)
Sell	EUR	1,687	04/2010	BCLY	21	0	21
Sell		3,884	04/2010	CITI	90	0	90
Buy		824	04/2010	GSC	0	(33)	(33)
Sell		43,799	04/2010	JPM	2,406	0	2,406
Sell		3,358	04/2010	MSC	18	0	18
Sell	GBP	802	06/2010	GSC	0	(16)	(16)
Sell		10,292	06/2010	RBS	0	(99)	(99)
Sell	JPY	510,856	04/2010	BCLY	34	0	34
Sell		216,204	04/2010	DUB	87	0	87
Sell		296,163	04/2010	GSC	32	0	32
Buy		9,474	04/2010	MSC	0	(3)	(3)
Sell		250,507	04/2010	MSC	0	0	0
Sell		256,783	04/2010	RBS	23	0	23
Sell		316,555	05/2010	RBS	13	0	13
Buy	KRW	418,000	07/2010	BCLY	15	0	15
Buy		5,399,672	07/2010	DUB	253	0	253
Sell		12,148,780	07/2010	HSBC	8	0	8
Buy		6,172,400	07/2010	JPM	232	0	232
Buy		688,704	07/2010	MSC	24	0	24
Buy		1,648,489	08/2010	MSC	49	0	49
Buy		3,095,940	11/2010	BCLY	82	0	82
Buy		2,733,313	11/2010	BOA	82	0	82
Buy		11,922,564	11/2010	CITI	209	0	209

34	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KWR	2,220,566	11/2010	DUB	$37	$0	$37
Buy		1,161,270	11/2010	GSC	28	0	28
Buy		9,063,407	11/2010	JPM	71	(12)	59
Buy		4,385,691	11/2010	MSC	36	0	36
Sell		1,367,400	11/2010	RBS	1	0	1
Sell	MXN	543,143	04/2010	BOA	0	(375)	(375)
Buy		77,261	04/2010	JPM	339	0	339
Buy		465,883	04/2010	RBC	3,227	0	3,227
Buy		543,143	09/2010	BOA	366	0	366
Sell	MYR	11	06/2010	MSC	0	0	0
Sell		34	10/2010	BCLY	0	0	0
Sell		52	10/2010	CITI	0	(1)	(1)
Sell		23	10/2010	DUB	0	0	0
Buy	SGD	16,199	06/2010	BCLY	175	0	175
Buy		4,583	06/2010	CITI	53	0	53
Buy		12,714	06/2010	DUB	75	0	75
Sell		9,375	06/2010	GSC	1	0	1
Sell		3,775	06/2010	HSBC	2	0	2
Buy		10,035	06/2010	UBS	71	0	71

					$8,264	$(861)	$7,403

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$375,770	$35,433	$411,203
U.S. Treasury Obligations	0	3,981,441	0	3,981,441
Asset-Backed Securities	0	311,318	4,321	315,639
Short-Term Instruments	42,182	106,257	0	148,439
Other Investments +++	1,661	390,644	4,156	396,461

Investments, at value	$43,843	$5,165,430	$43,910	$5,253,183
Financial Derivative Instruments ++++	$1,274	$7,985	$(349)	$8,910

Totals	$45,117	$5,173,415	$43,561	$5,262,093

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$0	$33,730	$0	$0	$1,703	$0	$35,433	$1,703
Asset-Backed Securities	0	4,338	3	0	(20)	0	4,321	(20)
Other Investments +++	26,305	(35,988)	21	14,795	(977)	0	4,156	569

Investments, at value	$26,305	$2,080	$24	$14,795	$706	$0	$43,910	$2,252
Financial Derivative Instruments ++++	$2,612	$(262)	$0	$0	$(717)	$(1,982)	$(349)	$(87)

Totals	$28,917	$1,818	$24	$14,795	$(11)	$(1,982)	$43,561	$2,165

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	March 31, 2010	35

Schedule of Investments  Real Return Asset Fund   (Cont.)

March 31, 2010

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$355	$0	$0	$0	$0	$355
Unrealized appreciation on foreign currency contracts	0	8,264	0	0	0	8,264
Unrealized appreciation on swap agreements	5,217	0	398	0	0	5,615

	$5,572	$8,264	$398	$0	$0	$14,234

Liabilities:
Written options outstanding	$2,638	$324	$0	$0	$0	$2,962
Unrealized depreciation on foreign currency contracts	0	861	0	0	0	861
Unrealized depreciation on swap agreements	748	0	1,672	0	0	2,420

	$3,386	$1,185	$1,672	$0	$0	$6,243

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:
	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$811	$0	$0	$0	$0	$811
Net realized gain (loss) on futures contracts, written options and swaps	31,876	0	(28,047)	0	0	3,829
Net realized (loss) on foreign currency transactions	0	(10,346)	0	0	0	(10,346)

	$32,687	$(10,346)	$(28,047)	$0	$0	$(5,706)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(936)	$0	$0	$0	$0	$(936)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	7,010	38	(3,498)	0	0	3,550
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	10,368	0	0	0	10,368

	$6,074	$10,406	$(3,498)	$0	$0	$12,982

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,274 as reported in the Notes to Schedule of Investments.

36	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Schedule of Investments  Real Return Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Daimler Finance North America LLC
4.230% due 08/03/2012	$15,832	$15,832

Ford Motor Co.
3.230% due 12/15/2013	261	252
3.260% due 12/15/2013	4,552	4,408

Total Bank Loan Obligations (Cost $20,152)		20,492

CORPORATE BONDS & NOTES 12.0%

BANKING & FINANCE 10.0%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	16,000	17,442

American Express Bank FSB
0.359% due 05/29/2012	350	345
5.500% due 04/16/2013	3,700	3,965

American Express Centurion Bank
5.200% due 11/26/2010	22,400	23,016

American Express Credit Corp.
5.875% due 05/02/2013	2,474	2,682

American General Finance Corp.
0.507% due 12/15/2011	700	655
4.875% due 07/15/2012	3,200	3,016
5.900% due 09/15/2012	300	287
6.900% due 12/15/2017	400	351

American Honda Finance Corp.
1.003% due 06/20/2011	142,500	142,551

American International Group, Inc.
0.361% due 10/18/2011	7,100	6,802
4.950% due 03/20/2012	400	408
5.450% due 05/18/2017	600	552
5.850% due 01/16/2018	6,700	6,234
8.175% due 05/15/2068	26,700	22,762
8.250% due 08/15/2018	22,000	23,119

ANZ National International Ltd.
0.691% due 08/19/2014	35,000	35,337
6.200% due 07/19/2013	33,900	37,384

Australia & New Zealand Banking Group Ltd.
0.538% due 06/18/2012	23,500	23,454

Bank of America Corp.
5.375% due 06/15/2014	1,000	1,051
7.375% due 05/15/2014	6,300	7,091

Bank of America N.A.
0.799% due 06/23/2010	8,600	8,611

Barclays Bank PLC
6.050% due 12/04/2017	19,600	20,240
7.434% due 09/29/2049	8,700	8,700
10.179% due 06/12/2021	7,120	9,309

Bear Stearns Cos. LLC
0.460% due 08/15/2011	5,000	5,003

Brookfield Asset Management, Inc.
5.800% due 04/25/2017	2,500	2,442

Caelus Re Ltd.
6.502% due 06/07/2011	3,900	3,877

Caterpillar Financial Services Corp.
0.776% due 06/25/2010	135,000	135,164

Citigroup Capital XXI
8.300% due 12/21/2077	6,200	6,308

Citigroup Funding, Inc.
1.299% due 05/07/2010	58,800	58,850

Citigroup, Inc.
0.340% due 05/18/2011	1,200	1,193
0.400% due 05/18/2010	3,900	3,900
5.500% due 04/11/2013	23,400	24,605
6.000% due 02/21/2012	10,000	10,611
6.500% due 08/19/2013	10,000	10,788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Bank of Australia
0.538% due 09/17/2014	$66,900	$67,225
0.634% due 12/10/2012	2,000	2,001
0.751% due 06/25/2014	62,000	62,854

Countrywide Financial Corp.
5.800% due 06/07/2012	36,100	38,394

Danske Bank A/S
5.914% due 12/29/2049	7,000	6,177

Dexia Credit Local
0.899% due 09/23/2011	21,500	21,663

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	5,200	5,057
7.500% due 08/01/2012	3,500	3,626
7.800% due 06/01/2012	14,840	15,399
8.000% due 12/15/2016	2,750	2,900

Foundation Re II Ltd.
7.000% due 11/26/2010	10,300	10,213

General Electric Capital Corp.
0.253% due 12/21/2012	4,100	4,103
0.601% due 09/28/2011	7,775	7,756

GMAC, Inc.
6.000% due 04/01/2011	2,300	2,295
7.250% due 03/02/2011	5,300	5,419

Goldman Sachs Group, Inc.
0.551% due 06/28/2010	500	500
0.701% due 03/22/2016	1,000	950

HBOS PLC
6.750% due 05/21/2018	34,800	32,023

HCP, Inc.
6.300% due 09/15/2016	2,000	2,034
6.700% due 01/30/2018	5,000	5,103

HSBC Finance Corp.
0.460% due 08/09/2011	1,200	1,193
0.500% due 05/10/2010	2,400	2,401

ING Bank NV
0.881% due 01/13/2012	13,600	13,578
3.900% due 03/19/2014	7,200	7,564

International Lease Finance Corp.
4.875% due 09/01/2010	850	850
5.000% due 04/15/2010	5,515	5,516
5.625% due 09/20/2013	1,800	1,699
6.625% due 11/15/2013	10,500	10,227

JPMorgan Chase & Co.
0.331% due 06/25/2010	500	500

JPMorgan Chase & Co., Inc. CPI Linked Bond
0.615% due 02/15/2012	4,000	4,022

Kamp Re 2005 Ltd.
0.330% due 12/14/2010 (a)	1,471	427

LeasePlan Corp. NV
3.000% due 05/07/2012	17,440	18,030

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	10,200	2,397
6.200% due 09/26/2014 (a)	3,900	926
6.875% due 05/02/2018 (a)	32,405	7,818
7.000% due 09/27/2027 (a)	4,500	1,069
7.500% due 05/11/2038 (a)	5,000	25

Lloyds TSB Bank PLC
12.000% due 12/29/2049	22,500	25,112

Longpoint Re Ltd.
5.507% due 11/08/2011	11,200	11,203

Macquarie Bank Ltd.
3.300% due 07/17/2014	21,700	22,014

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merna Reinsurance Ltd.
0.901% due 06/30/2012	$29,100	$28,794

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013	3,000	3,176
5.450% due 07/15/2014	7,800	8,165

Metropolitan Life Global Funding I
0.290% due 05/17/2010	1,700	1,700
0.651% due 07/13/2011	1,600	1,599
1.001% due 06/25/2010	126,400	126,617
2.154% due 06/10/2011	2,000	2,034
5.125% due 04/10/2013	14,800	15,900

Morgan Stanley
0.338% due 05/07/2010	10,000	10,001
0.501% due 01/18/2011	11,735	11,738
0.540% due 04/19/2012	1,500	1,467
0.731% due 10/15/2015	500	464
2.350% due 05/14/2010	27,500	27,560
5.626% due 05/16/2018	688	702
6.750% due 04/15/2011	7,000	7,391

Pacific Life Global Funding
5.150% due 04/15/2013	11,100	11,711

Pearson Dollar Finance PLC
5.500% due 05/06/2013	3,000	3,196
6.250% due 05/06/2018	19,200	20,571

Pricoa Global Funding I
1.052% due 06/04/2010	101,500	101,625

Prudential Financial, Inc.
4.671% due 06/10/2013	32,500	32,102

Residential Reinsurance 2007 Ltd.
7.502% due 06/07/2010	5,900	5,936
10.502% due 06/07/2010	20,000	20,235

SLM Corp.
0.409% due 07/26/2010	300	296

SLM Corp. CPI Linked Bond
3.876% due 06/15/2010	472	469
4.770% due 02/01/2014	1,000	844

Svenska Handelsbanken AB
1.257% due 09/14/2012	25,000	25,199

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	3,671
8.700% due 08/07/2018	22,200	26,671

UBS AG
1.352% due 02/23/2012	130,100	130,792

Vita Capital III Ltd.
1.371% due 01/01/2012	7,900	7,606

Wells Fargo & Co.
0.449% due 10/28/2015	1,200	1,136
7.980% due 03/29/2049	6,300	6,615

Wells Fargo Capital X
5.950% due 12/15/2086	15,000	13,828

Westpac Banking Corp.
0.534% due 09/10/2014	10,400	10,428
2.700% due 12/09/2014	6,700	6,660

		1,779,917

INDUSTRIALS 1.8%

AutoZone, Inc.
6.500% due 01/15/2014	5,000	5,539

Cardinal Health, Inc.
6.000% due 06/15/2017	6,195	6,543

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,772

Con-way, Inc.
7.250% due 01/15/2018	10,000	10,606

See Accompanying Notes	Annual Report	March 31, 2010	37

Schedule of Investments  Real Return Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSX Corp.
6.250% due 03/15/2018	$5,000	$5,411

DISH DBS Corp.
6.375% due 10/01/2011	6,597	6,877
7.000% due 10/01/2013	3,800	3,971

Dow Chemical Co.
2.499% due 08/08/2011	30,400	30,942

Gaz Capital S.A.
7.343% due 04/11/2013	5,800	6,315
8.146% due 04/11/2018	7,900	8,947

HCA, Inc.
7.250% due 09/15/2020	16,425	16,692

Jones Apparel Group, Inc.
5.125% due 11/15/2014	10,000	10,013

Limited Brands, Inc.
6.900% due 07/15/2017	3,200	3,280

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	3,000	3,165
5.875% due 01/15/2013	2,000	2,100
7.450% due 07/15/2017	3,000	3,195
8.875% due 07/15/2015	13,000	14,755

Marriott International, Inc.
5.810% due 11/10/2015	5,000	5,216

Masco Corp.
5.850% due 03/15/2017	8,000	7,804
5.875% due 07/15/2012	3,000	3,139

Mattel, Inc.
5.625% due 03/15/2013	20,000	21,553

Motorola, Inc.
6.000% due 11/15/2017	4,000	4,146

New York Times Co.
5.000% due 03/15/2015	5,000	4,556

Office Depot, Inc.
6.250% due 08/15/2013	10,000	9,863

Rexam PLC
6.750% due 06/01/2013	13,600	14,926

Reynolds American, Inc.
0.957% due 06/15/2011	1,500	1,494
7.250% due 06/01/2012	15,000	16,395
7.250% due 06/01/2013	10,000	11,127

Rohm and Haas Co.
5.600% due 03/15/2013	7,000	7,472

RPM International, Inc.
6.500% due 02/15/2018	8,550	8,926

RR Donnelley & Sons Co.
4.950% due 04/01/2014	10,000	10,059
11.250% due 02/01/2019	5,500	6,912

Ryder System, Inc.
6.000% due 03/01/2013	1,100	1,182
7.200% due 09/01/2015	3,900	4,393

Sealed Air Corp.
5.625% due 07/15/2013	10,000	10,576

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	3,165

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,712

Trane U.S., Inc.
5.500% due 04/01/2015	6,000	6,193

Tyco Electronics Group S.A.
6.550% due 10/01/2017	4,000	4,407

Tyson Foods, Inc.
8.250% due 10/01/2011	10,000	10,825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UnitedHealth Group, Inc.
4.875% due 02/15/2013	$2,300	$2,461

		321,625

UTILITIES 0.2%

CenturyTel, Inc.
6.000% due 04/01/2017	10,803	11,045

Enel Finance International S.A.
5.700% due 01/15/2013	12,100	13,095

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,450	2,548

Qwest Corp.
8.875% due 03/15/2012	300	330

Vodafone Group PLC
0.532% due 02/27/2012	2,000	2,002

		29,020

Total Corporate Bonds & Notes (Cost $2,114,028)		2,130,562

MUNICIPAL BONDS & NOTES 0.5%

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	2,630	2,643

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	2,000	1,968

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	6,770	6,807

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	4,100	3,209
5.125% due 06/01/2047	700	447
5.750% due 06/01/2047	6,400	4,523

Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.013% due 06/01/2039	13,000	13,937

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	6,700	6,616

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	1,700	1,606

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.770% due 03/15/2039	12,000	11,877

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	155
5.875% due 06/01/2047	10,200	7,428
6.000% due 06/01/2042	8,900	6,605

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	31,600	1,832

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	1,925	1,951
6.125% due 06/01/2032	740	703

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,186

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	360	369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	$12,650	$10,058

Will County, Illinois Community Unit School District No. 201-Crete-Monee General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
0.000% due 11/01/2022	9,990	5,183

Total Municipal Bonds & Notes (Cost $96,394)		90,103

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
0.289% due 07/25/2037	5,312	5,089
0.359% due 03/25/2036	2,231	2,025
0.369% due 04/25/2035	91	87
0.429% due 10/27/2037	13,500	13,479
0.579% due 07/25/2021 - 05/25/2042	201	200
0.674% due 02/25/2037	14,614	14,359
1.542% due 04/01/2032	135	139
1.671% due 06/01/2043 - 10/01/2044	4,246	4,188
2.078% due 04/01/2027	119	123
2.372% due 04/01/2033	874	884
3.295% due 05/25/2035	113	113
3.715% due 11/01/2033	43	45
3.819% due 02/01/2034	50	51
3.892% due 10/01/2033	11	11
4.164% due 04/01/2035	571	595
4.400% due 02/01/2032	7	8
4.679% due 12/01/2036	329	345
4.707% due 05/01/2035	849	877
4.912% due 09/01/2034	311	324
5.000% due 06/25/2027	1,574	1,596
5.055% due 09/01/2034	192	201
5.486% due 05/01/2036	307	320
5.950% due 02/25/2044	28	30
6.500% due 06/25/2028	96	105

Federal Housing Administration
7.430% due 12/01/2020	62	62

Freddie Mac
0.489% due 08/25/2031	525	499
0.500% due 01/15/2037	241	239
0.509% due 09/25/2031	1,268	1,225
0.580% due 12/15/2030	3,053	3,051
1.681% due 10/25/2044 - 02/25/2045	6,546	6,270
1.881% due 07/25/2044	505	484
2.708% due 01/01/2034	538	557
3.548% due 01/01/2034	906	931
3.738% due 06/01/2033	624	650
4.500% due 07/15/2020	2,000	2,096
5.250% due 08/15/2011	1,106	1,135
5.500% due 05/15/2016	1,366	1,376
6.346% due 09/01/2036	735	775
6.500% due 01/25/2028	50	54
6.514% due 10/01/2036	632	666
6.611% due 07/01/2036	547	578
7.000% due 10/15/2030	178	194

Ginnie Mae
0.650% due 06/16/2031 - 03/16/2032	115	116
2.750% due 12/20/2035	1,536	1,558
3.625% due 07/20/2035	66	68

Small Business Administration
5.490% due 03/01/2028	6,736	7,205
5.902% due 02/10/2018	4,999	5,498

Total U.S. Government Agencies (Cost $79,286)		80,481

38	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 84.3%

Treasury Inflation Protected Securities (d)
0.625% due 04/15/2013	$158,987	$162,154
1.250% due 04/15/2014	307,745	318,420
1.375% due 07/15/2018	107,792	108,036
1.375% due 01/15/2020	288,790	283,511
1.625% due 01/15/2015	242,002	253,081
1.750% due 01/15/2028	71,743	68,066
1.875% due 07/15/2013 (i)	941,161	996,675
1.875% due 07/15/2015	784,317	830,886
1.875% due 07/15/2019	398,373	411,040
2.000% due 04/15/2012	464,245	486,550
2.000% due 01/15/2014 (i)	1,139,269	1,210,740
2.000% due 07/15/2014	563,405	599,894
2.000% due 01/15/2016	636,869	676,574
2.000% due 01/15/2026	661,050	659,191
2.125% due 01/15/2019	300,441	316,942
2.125% due 02/15/2040	150,764	149,869
2.375% due 04/15/2011	127,606	131,813
2.375% due 01/15/2017	256,490	277,350
2.375% due 01/15/2025 (i)	1,211,460	1,270,330
2.375% due 01/15/2027	309,160	322,758
2.500% due 07/15/2016	725,171	793,268
2.500% due 01/15/2029	396,283	419,843
2.625% due 07/15/2017	783,183	861,808
3.000% due 07/15/2012	744,432	802,591
3.375% due 01/15/2012	68,631	73,499
3.375% due 04/15/2032 (i)	64,108	77,961
3.500% due 01/15/2011	241	250
3.625% due 04/15/2028	995,676	1,215,892
3.875% due 04/15/2029	938,259	1,192,470

U.S. Treasury Notes
2.375% due 02/28/2015	39,300	39,039

Total U.S. Treasury Obligations (Cost $14,634,441)		15,010,501

MORTGAGE-BACKED SECURITIES 2.8%

1211 Finance Corp.
7.745% due 04/11/2035	10,350	10,369

American Home Mortgage Assets
0.419% due 05/25/2046	1,298	689
0.419% due 09/25/2046	1,076	568
0.439% due 10/25/2046	19,231	9,681

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049	10,000	9,028
5.739% due 05/10/2045	12,525	12,994
5.744% due 02/10/2051	10,000	9,719

Banc of America Funding Corp.
4.484% due 02/20/2036	30,357	27,606
5.753% due 10/25/2036	879	537
5.837% due 01/25/2037	693	362
5.888% due 04/25/2037	500	317
6.030% due 01/20/2047	1,205	844

Banc of America Large Loan, Inc.
0.740% due 08/15/2029	771	696

BCAP LLC Trust
0.399% due 01/25/2037	14,311	7,358

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/2035	5,435	5,077
2.560% due 08/25/2035	8,092	7,544
2.810% due 03/25/2035	18,848	17,648
2.934% due 03/25/2035	5,677	5,380
3.048% due 11/25/2030	164	146
3.537% due 02/25/2034	294	251
3.553% due 01/25/2034	987	936
3.558% due 01/25/2035	5,137	4,649
3.705% due 01/25/2034	2,217	1,981
5.394% due 05/25/2047	5,282	3,669
5.726% due 02/25/2036	996	660

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Alt-A Trust
3.478% due 05/25/2035	$177	$133
3.854% due 08/25/2036	910	477
5.158% due 09/25/2035	260	193
5.198% due 08/25/2036	900	268
5.590% due 11/25/2036	2,827	1,848

Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/2030	1	1

Bear Stearns Mortgage Funding Trust
0.299% due 02/25/2037	115	113

Chase Mortgage Finance Corp.
3.642% due 02/25/2037	425	405

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	3,116	3,107

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	6,431	5,758
2.990% due 12/25/2035	1,659	1,512
3.075% due 03/25/2034	725	707
4.098% due 08/25/2035	2,226	1,971
4.248% due 08/25/2035	6,509	5,766
5.629% due 07/25/2046	4,835	3,458
5.969% due 09/25/2037	2,809	1,916

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	5,900	5,908

Countrywide Alternative Loan Trust
0.399% due 01/25/2037	1,500	770
0.409% due 02/20/2047	213	107
0.424% due 12/20/2046	13,049	6,751
0.439% due 07/20/2046	17,429	6,894
1.471% due 12/25/2035	4,598	2,512
5.849% due 02/25/2037	14,035	9,777
6.000% due 01/25/2037	7,893	5,078
6.000% due 02/25/2037	280	198

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 06/25/2035	8,703	7,680
2.877% due 01/20/2035	527	405
5.229% due 01/20/2035	602	555
5.265% due 02/25/2047	1,103	654
5.307% due 04/25/2035	4,132	3,294
5.380% due 03/25/2037	1,045	598
5.480% due 02/20/2036	592	393
5.531% due 04/20/2036	1,061	720

Credit Suisse First Boston Mortgage Securities Corp.
2.689% due 04/25/2034	567	534
4.938% due 12/15/2040	4	4

Credit Suisse Mortgage Capital Certificates
5.579% due 04/25/2037	800	395

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	489	280

Deutsche ALT-A Securities, Inc.
5.505% due 10/25/2035	775	544

First Horizon Alternative Mortgage Securities
6.250% due 08/25/2037	878	601

First Horizon Asset Securities, Inc.
5.343% due 08/25/2035	477	424

First Republic Mortgage Loan Trust
0.530% due 08/15/2032	111	99

First Union-Lehman Brothers-Bank of America
6.730% due 11/18/2035	7,500	7,712

GE Capital Commercial Mortgage Corp.
4.706% due 05/10/2043	997	996
4.970% due 08/11/2036	1,711	1,773

GMAC Commercial Mortgage Securities, Inc.
5.238% due 11/10/2045	600	613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	$26	$24
0.309% due 01/25/2047	321	295
0.499% due 11/25/2045	19	11

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,200	1,169

GS Mortgage Securities Corp. II
6.624% due 05/03/2018	300	315

GSR Mortgage Loan Trust
2.954% due 09/25/2035	23,774	21,953

Harborview Mortgage Loan Trust
0.419% due 07/21/2036	2,682	1,459
0.469% due 03/19/2036	2,320	1,292
0.569% due 06/20/2035	840	638
3.174% due 04/19/2034	605	519

Homebanc Mortgage Trust
5.837% due 04/25/2037	1,600	851

Impac CMB Trust
1.129% due 10/25/2033	1,247	1,035

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	151	147

Indymac INDA Mortgage Loan Trust
5.849% due 08/25/2036	1,500	971

Indymac INDB Mortgage Loan Trust
0.529% due 11/25/2035	541	240

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	11	11
0.429% due 06/25/2047	5,486	2,723
0.529% due 06/25/2037	1,010	375
2.948% due 12/25/2034	336	243
5.000% due 08/25/2035	1,340	961
5.202% due 01/25/2036	691	521
5.221% due 09/25/2035	720	408
5.281% due 10/25/2035	605	458
5.683% due 06/25/2036	1,100	804

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	13,300	12,987
5.746% due 02/12/2049	13,000	12,938
5.794% due 02/12/2051	1,210	1,209

JPMorgan Mortgage Trust
4.830% due 12/25/2034	193	195
4.857% due 04/25/2035	459	441
5.366% due 08/25/2035	1,400	1,226
5.500% due 10/25/2035	492	400

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	7,069	7,200
5.424% due 02/15/2040	5,400	5,239
5.866% due 09/15/2045	14,000	13,803

Luminent Mortgage Trust
0.409% due 12/25/2036	3,576	1,766

MASTR Adjustable Rate Mortgages Trust
0.439% due 04/25/2046	4,895	2,601
3.019% due 12/25/2033	1,043	871
3.615% due 12/25/2033	279	232

MASTR Alternative Loans Trust
0.629% due 03/25/2036	1,895	725

Mellon Residential Funding Corp.
0.580% due 11/15/2031	694	655
0.660% due 08/15/2032	518	472
0.670% due 12/15/2030	1,018	919
0.712% due 06/15/2030	508	429
2.610% due 10/20/2029	218	207

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,937	2,774

See Accompanying Notes	Annual Report	March 31, 2010	39

Schedule of Investments  Real Return Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Floating Trust
0.300% due 06/15/2022	$1,993	$1,822

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	652	471

Merrill Lynch Mortgage Trust
5.656% due 05/12/2039	15,125	15,742

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	2,808	2,319
0.644% due 03/25/2030	191	163
0.989% due 11/25/2029	127	104
1.229% due 10/25/2035	410	329
4.250% due 10/25/2035	6,575	6,025

Morgan Stanley Capital I
5.880% due 06/11/2049	2,090	2,068

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	600	297

Nomura Asset Acceptance Corp.
5.514% due 02/25/2036	583	278
5.820% due 03/25/2047	1,200	968
6.138% due 03/25/2047	1,100	898

Provident Funding Mortgage Loan Trust
2.846% due 04/25/2034	134	129
3.018% due 08/25/2033	196	180

Residential Accredit Loans, Inc.
0.409% due 06/25/2046	21,621	8,050
0.509% due 12/25/2045	3,383	1,845
1.831% due 09/25/2045	355	187
5.665% due 09/25/2035	1,009	681

Residential Asset Securitization Trust
0.629% due 01/25/2046	194	88
0.679% due 12/25/2036	2,747	976
5.500% due 06/25/2033	1,248	1,253
6.250% due 10/25/2036	3,938	2,192

Salomon Brothers Mortgage Securities VII, Inc.
6.500% due 09/25/2033	3,111	2,959

Sequoia Mortgage Trust
0.579% due 10/19/2026	30	23
0.609% due 10/20/2027	334	275
0.629% due 10/20/2027	435	374
1.129% due 12/20/2032	455	390

Structured Adjustable Rate Mortgage Loan Trust
1.871% due 01/25/2035	15	7
5.139% due 08/25/2035	407	296
5.233% due 05/25/2036	1,500	959
5.347% due 11/25/2035	679	443
5.369% due 09/25/2036	1,500	802
6.000% due 10/25/2037	990	500

Structured Asset Mortgage Investments, Inc.
0.299% due 08/25/2036	6	6
0.329% due 09/25/2047	461	451
0.359% due 03/25/2037	449	239
0.419% due 07/25/2046	11,779	6,232
0.439% due 04/25/2036	2,537	1,373
0.439% due 05/25/2046	8,745	4,201
0.479% due 07/19/2035	1,241	902
0.539% due 12/25/2035	789	425
0.559% due 10/19/2034	13	12
0.579% due 03/19/2034	837	723
0.889% due 09/19/2032	787	661
5.450% due 08/25/2036	12,621	6,559

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	1,278	679

Thornburg Mortgage Securities Trust
0.329% due 03/25/2037	630	603
0.339% due 11/25/2046	317	309
0.349% due 10/25/2046	50	49

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020	10,984	9,705

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.322% due 09/15/2021	$2,159	$1,928
5.418% due 01/15/2045	510	518
5.617% due 05/15/2046	2,700	2,788

WaMu Mortgage Pass-Through Certificates
0.489% due 11/25/2045	9,055	6,965
0.519% due 07/25/2045	87	67
0.519% due 10/25/2045	149	115
0.569% due 01/25/2045	3,663	2,540
0.650% due 10/25/2044	1,246	772
0.769% due 12/25/2027	576	501
1.171% due 03/25/2047	16,140	9,448
1.291% due 12/25/2046	7,223	3,995
1.671% due 11/25/2042	4	3
1.871% due 06/25/2042	450	351
2.385% due 03/25/2033	132	121
2.784% due 03/25/2034	456	422
3.078% due 02/27/2034	2,524	2,394
3.328% due 07/25/2046	58	40
3.653% due 03/25/2035	537	485
4.888% due 08/25/2035	3,332	3,249
5.077% due 12/25/2035	1,108	1,016
5.266% due 01/25/2037	5,138	3,814
5.313% due 03/25/2037	16,100	13,813
5.448% due 04/25/2037	3,549	2,413
5.562% due 12/25/2036	3,206	2,314
5.638% due 05/25/2037	8,272	5,522
5.677% due 02/25/2037	9,553	6,926

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.441% due 05/25/2046	3,662	1,844

Total Mortgage-Backed Securities (Cost $518,793)		498,909

ASSET-BACKED SECURITIES 3.3%

AMMC CDO
0.488% due 08/08/2017	15,300	13,900

ARES CLO Funds
0.483% due 03/12/2018	20,281	19,256

Asset-Backed Funding Certificates
0.579% due 06/25/2034	1,968	1,513

BA Credit Card Trust
0.810% due 04/15/2013	2,092	2,096

Bank of America Auto Trust
1.160% due 02/15/2012	22,000	22,063

Bear Stearns Asset-Backed Securities Trust
0.339% due 11/25/2036	1,189	805
0.559% due 01/25/2036	264	260
0.679% due 03/25/2043	15	15
1.229% due 10/25/2037	1,728	1,142
1.479% due 08/25/2037	3,362	2,062

Capital Auto Receivables Asset Trust
0.290% due 05/15/2011	150	150
1.150% due 03/15/2011	27	27

Carrington Mortgage Loan Trust
0.279% due 01/25/2037	625	598
0.549% due 10/25/2035	218	205

Chase Issuance Trust
0.250% due 03/15/2013	10,400	10,390
0.270% due 02/15/2013	250	250
0.680% due 09/17/2012	50,500	50,579
1.757% due 09/15/2015	14,000	14,579

Countrywide Asset-Backed Certificates
0.279% due 06/25/2047	300	289

Denver Arena Trust
6.940% due 11/15/2019	515	464

Equity One ABS, Inc.
0.529% due 04/25/2034	160	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
1.210% due 01/15/2012	$700	$702
1.650% due 06/15/2012	134,890	135,784

Fremont Home Loan Trust
0.279% due 10/25/2036	330	322

Indymac Residential Asset-Backed Trust
0.359% due 04/25/2047	1,188	1,162

JPMorgan Mortgage Acquisition Corp.
0.279% due 10/25/2036	518	493
0.309% due 03/25/2037	900	839

Lehman XS Trust
0.309% due 11/25/2046	9	9

MASTR Asset-Backed Securities Trust
0.289% due 11/25/2036	116	116

MBNA Credit Card Master Note Trust
0.480% due 12/16/2013	2,000	1,996

Merrill Lynch Mortgage Investors, Inc.
0.309% due 09/25/2037	172	48
0.349% due 02/25/2037	352	214

Morgan Stanley ABS Capital I
1.029% due 07/25/2037	1,096	999

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037	861	655
6.000% due 07/25/2047	550	398

Park Place Securities, Inc.
0.541% due 10/25/2034	237	229

Popular ABS Mortgage Pass-Through Trust
0.319% due 06/25/2047	42	38

Renaissance Home Equity Loan Trust
0.729% due 12/25/2033	1,333	1,068

Residential Asset Securities Corp.
0.299% due 02/25/2037	324	311

SACO I, Inc.
0.289% due 05/25/2036	1,151	855

Securitized Asset-Backed Receivables LLC Trust
0.359% due 05/25/2037	1,836	1,278

SLM Student Loan Trust
0.329% due 04/26/2021	482	481
1.749% due 04/25/2023	293,566	303,957

Specialty Underwriting & Residential Finance
0.289% due 01/25/2038	256	199

Structured Asset Securities Corp.
0.279% due 10/25/2036	110	109
0.519% due 01/25/2033	11	9

USAA Auto Owner Trust
4.160% due 04/16/2012	792	802

WaMu Asset-Backed Certificates
0.279% due 01/25/2037	400	321

Wells Fargo Home Equity Trust
0.479% due 12/25/2035	71	70

Total Asset-Backed Securities (Cost $584,532)		594,213

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
0.471% due 10/04/2011	17,150	17,180

Qatar Government International Bond
5.250% due 01/20/2020	20,000	20,860
6.400% due 01/20/2040	11,100	11,655

Total Sovereign Issues (Cost $48,172)		49,695

40	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FOREIGN CURRENCY-DENOMINATED ISSUES 3.5%

American General Finance Corp.
3.250% due 01/16/2013	EUR	15,300	$17,469

American International Group, Inc.
0.820% due 04/26/2011		1,600	2,119
8.625% due 05/22/2068	GBP	5,600	7,032

Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	59,400	56,494
4.000% due 08/20/2015		31,500	47,291
4.000% due 08/20/2020		44,700	64,499

Barclays Bank PLC
14.000% due 11/29/2049	GBP	8,000	15,885

Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,750	1,570

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010		5,400	5,816

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		57,679	31,604
10.000% due 01/01/2017		8,500	4,294

Canada Government Bond
2.000% due 12/01/2014	CAD	61,500	58,448
2.500% due 06/01/2015		154,600	149,281

Canada Government CPI Linked Bond
3.000% due 12/01/2036		7,822	10,113
4.250% due 12/01/2021		17,594	22,822

EMF-NL
1.430% due 04/17/2041	EUR	1,662	2,113
1.480% due 04/17/2041		7,500	7,792
1.530% due 04/17/2041		1,000	897

FCE Bank PLC
7.125% due 01/16/2012		5,700	7,910
7.875% due 02/15/2011	GBP	2,000	3,115

France Government
1.300% due 07/25/2019 (d)	EUR	2,304	3,192

Green Valley Ltd.
4.292% due 01/10/2011		5,100	6,884

Lehman Brothers Holdings, Inc.
1.150% due 10/26/2010 (a)	JPY	1,600,000	3,294

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	13,400	$18,207

Merrill Lynch & Co., Inc.
1.006% due 06/29/2012		3,100	4,038
1.385% due 09/27/2012		4,900	6,459

Republic of Germany
4.250% due 07/04/2018		33,500	49,662

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		5,000	4,255

Total Foreign Currency-Denominated Issues (Cost $604,115)			612,555

		SHARES
COMMON STOCKS 0.0%

Royal Bank of Scotland
Group PLC (b)		10,620,687	7,091

Total Common Stocks (Cost $6,200)			7,091

CONVERTIBLE PREFERRED SECURITIES 0.1%

American International Group, Inc.
8.500% due 08/01/2011		157,000	1,605

Wells Fargo & Co.
7.500% due 12/31/2049		8,900	8,695

Total Convertible Preferred Securities (Cost $20,675)			10,300

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.0%

UBS AG
1.201% due 07/01/2010		$6,200	6,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%

Barclays Capital, Inc.
0.030% due 04/01/2010	$12,000	$12,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $12,289. Repurchase proceeds are $12,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	5,590	5,590
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 04/08/2010 - 06/17/2010 valued at $5,704. Repurchase proceeds are $5,590.)

		17,590

U.S. TREASURY BILLS 0.1%
0.199% due 08/26/2010 - 09/09/2010 (c)(f)(g)(i)	22,650	22,632

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 0.6%
	10,120,182	101,333

Total Short-Term Instruments (Cost $147,755)		147,768

Total Investments 108.2% (Cost $18,874,543)		$19,252,670

Written Options (k) (0.1%) (Premiums $48,269)		(15,702)

Other Assets and Liabilities (Net) (8.1%)		(1,439,556)

Net Assets 100.0%		$17,797,412

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average rate.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $10,222 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(g)	Securities with an aggregate market value of $12,390 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $1,545,387 at a weighted average interest rate of 0.408%. On March 31, 2010, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $29,720 and cash of $5 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	2,803	$787
90-Day Euribor June Futures	Long	06/2010	1,245	2,806
90-Day Eurodollar June Futures	Long	06/2010	4,743	2,079
90-Day Eurodollar June Futures	Long	06/2011	3,156	203
90-Day Eurodollar September Futures	Long	09/2010	4,202	868
Euro-Bobl June Futures	Long	06/2010	568	304
Euro-Bund 10-Year Bond June Futures	Long	06/2010	3,394	2,041
U.S. Treasury 10-Year Note June Futures	Long	06/2010	300	(178)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	1,045	153

				$9,063

See Accompanying Notes	Annual Report	March 31, 2010	41

Schedule of Investments  Real Return Fund   (Cont.)

(j)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American General Finance Corp.	GSC	(5.000%	)	03/20/2013	4.424%	EUR	13,500	$(308)	$1,454	$(1,762)
American General Finance Corp.	RBS	(1.820%	)	12/20/2017	5.020%		$5,000	792	0	792
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.577%		5,000	(96)	0	(96)
Brookfield Asset Management, Inc.	UBS	(2.180%	)	06/20/2017	3.206%		2,500	144	0	144
Cardinal Health, Inc.	DUB	(0.740%	)	06/20/2017	0.739%		6,195	(2)	0	(2)
CenturyTel, Inc.	BCLY	(1.850%	)	06/20/2017	1.638%		10,803	(148)	0	(148)
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.960%		2,500	15	0	15
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.022%		10,000	118	0	118
CSX Corp.	CSFB	(1.050%	)	03/20/2018	0.676%		5,000	(132)	0	(132)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.308%		1,000	(32)	0	(32)
DISH DBS Corp.	DUB	(1.000%	)	12/20/2013	2.243%		3,800	163	207	(44)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.308%		1,000	(33)	0	(33)
HCP, Inc.	JPM	(2.830%	)	09/20/2016	1.622%		2,000	(138)	0	(138)
HCP, Inc.	MSC	(2.260%	)	03/20/2018	1.663%		5,000	(200)	0	(200)
International Lease Finance Corp.	BNP	(1.600%	)	12/20/2013	3.613%		2,500	164	0	164
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	3.488%		1,800	(87)	(58)	(29)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	3.613%		4,100	270	0	270
International Lease Finance Corp.	JPM	(1.530%	)	12/20/2013	3.613%		3,900	266	0	266
Jones Apparel Group, Inc.	DUB	(1.000%	)	12/20/2014	1.401%		10,000	174	320	(146)
Ltd Brands, Inc.	BCLY	(4.910%	)	09/20/2017	2.119%		1,200	(210)	0	(210)
Ltd Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.119%		2,000	(126)	0	(126)
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	1.181%		2,000	(73)	0	(73)
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	1.775%		3,000	(770)	0	(770)
Macy’s Retail Holdings, Inc.	DUB	(2.100%	)	09/20/2017	1.965%		1,000	(9)	0	(9)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.934%		2,000	(23)	0	(23)
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	0.988%		3,000	(61)	0	(61)
Macy’s Retail Holdings, Inc.	MSC	(2.470%	)	09/20/2015	1.826%		10,000	(323)	0	(323)
Marriott International, Inc.	DUB	(1.880%	)	12/20/2015	1.096%		5,000	(208)	0	(208)
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	1.081%		2,500	(13)	0	(13)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.119%		3,000	8	68	(60)
Masco Corp.	CITI	(1.920%	)	03/20/2017	1.894%		8,000	(17)	0	(17)
Mattel, Inc.	BOA	(2.450%	)	03/20/2013	0.782%		20,000	(984)	0	(984)
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	1.387%		4,000	(323)	0	(323)
New York Times Co.	DUB	(5.000%	)	03/20/2015	2.081%		5,000	(664)	(448)	(216)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	3.040%		10,000	(645)	96	(741)
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.434%		1,500	(7)	0	(7)
Pearson Dollar Finance PLC	CITI	(0.690%	)	06/20/2018	0.695%		3,500	1	0	1
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.695%		11,000	(22)	0	(22)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.434%		1,500	(23)	0	(23)
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.695%		3,500	(88)	0	(88)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.813%		10,600	(216)	0	(216)
Rexam PLC	CITI	(1.450%	)	06/20/2013	0.813%		3,000	(61)	0	(61)
Reynolds American, Inc.	BCLY	(1.100%	)	06/20/2012	1.137%		12,500	6	0	6
Reynolds American, Inc.	DUB	(1.020%	)	06/20/2013	1.308%		10,000	87	0	87
Rohm and Haas Co.	DUB	(0.470%	)	03/20/2013	0.436%		7,000	(8)	0	(8)
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.376%		8,550	198	0	198
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2019	2.367%		4,000	379	340	39
RR Donnelley & Sons Co.	MSC	(1.000%	)	06/20/2014	1.755%		10,000	294	669	(375)
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	1.249%		1,100	12	0	12
Ryder System, Inc.	BOA	(1.550%	)	09/20/2015	1.606%		3,900	9	0	9
Sealed Air Corp.	BCLY	(1.035%	)	09/20/2013	0.980%		10,000	(21)	0	(21)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	1.105%		3,000	(112)	0	(112)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.056%		3,500	(20)	0	(20)
Trane U.S., Inc.	BOA	(0.660%	)	06/20/2015	0.475%		6,000	(56)	0	(56)
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	0.872%		4,000	(22)	0	(22)
Tyson Foods, Inc.	DUB	(1.000%	)	12/20/2011	0.861%		11,000	(29)	240	(269)

								$(3,210)	$2,888	$(6,098)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
American International Group, Inc.	DUB	1.992%	03/20/2013	2.008%	$10,000	$1	$0	$1
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	20,200	20	(166)	186
General Electric Capital Corp.	MSC	1.000%	03/20/2011	0.929%	34,700	33	(286)	319
Morgan Stanley	BOA	1.000%	03/20/2011	0.950%	4,000	3	(4)	7
SLM Corp.	BOA	5.000%	12/20/2010	1.340%	500	14	(51)	65
SLM Corp.	DUB	5.000%	09/20/2010	1.340%	200	4	(16)	20
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.752%	6,100	75	74	1

						$150	$(449)	$599

42	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 5-Year Index	MLP	(0.600%)	12/20/2012	$263,877	$2,811	$15,868	$(13,057)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP	EUR	60,000	$2,666	$0	$2,666
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		52,200	2,355	(115)	2,470
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		8,800	405	(2)	407
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		33,900	1,404	0	1,404
Pay	1-Month EUR-FRCPXTOB Index	2.100%	03/13/2011	DUB		4,800	220	0	220
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		29,100	1,203	0	1,203
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		21,700	1,003	0	1,003
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		65,300	2,003	0	2,003
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	47,600	(1,054)	(347)	(707)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		190,500	(2,291)	(38)	(2,253)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		48,700	79	99	(20)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		10,100	14	21	(7)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		9,000	35	40	(5)
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		231,000	5,091	(792)	5,883
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		4,500	217	30	187
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		55,200	2,666	237	2,429
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		309,900	103	186	(83)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		104,100	35	145	(110)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		90,300	103	0	103
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		16,500	39	30	9
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		141,000	694	573	121
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	JPM		$114,300	5,864	6,458	(594)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB	EUR	30,000	916	27	889

							$23,770	$6,552	$17,218

(k)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	785	$307	$128
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	1,427	510	61
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	630	570	306
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	401	148	143
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	384	172	230
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	1,479	283	197
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	630	567	162

				$2,557	$1,227

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$169,100	$2,343	$2
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	169,100	1,301	55
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	30,000	274	0
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	200,400	571	524

See Accompanying Notes	Annual Report	March 31, 2010	43

Schedule of Investments  Real Return Fund   (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	$200,400	$867	$1,084
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	56,800	386	62
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	31,600	684	10
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	78,000	780	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	101,800	801	33
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	30,000	120	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	21,200	57	55
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	21,200	100	115
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	87,900	765	261
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	87,900	846	216
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	35,400	161	138
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	35,400	168	227
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	93,100	521	1
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	93,100	1,015	30
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	7,700	53	8
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	274,900	2,883	4
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	274,900	2,794	90
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	38,500	554	1
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	66,000	2,122	44
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	48,500	189	190
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	48,500	267	310
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	15,800	123	1
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	1,000	6	0
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	45,100	374	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	478,200	4,304	6
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	45,100	194	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	54,900	198	180
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	54,900	416	322
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	186,000	549	552
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	186,000	563	456
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	18,000	171	2
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	510,700	3,422	1,997
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	510,700	4,086	3,269
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	20,400	135	22
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	105,000	1,105	34
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	40,700	285	220
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	22,500	174	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	35,600	352	9
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	210,000	3,245	140
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	77,500	500	525
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	5,400	37	6

							$40,861	$11,206

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$171,000	$1,255	$22
Call - OTC USD versus JPY		94.000	04/20/2010	171,000	1,299	1,432

					$2,554	$1,454

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	BCLY	215.969	Maximum of ((Index Final/Index Initial - 1) -2.500%) or $0	12/04/2010	$43,000	$137	$71
Cap - OTC CPURNSA Index	BNP	215.969	Maximum of ((Index Final/Index Initial - 1) -2.500%) or $0	12/14/2010	20,000	80	31

						$217	$102

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	BNP	215.969	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or $0	12/14/2010	$73,200	$334	$26
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%) [10] - Inflation Adjustment) or $0	03/12/2020	172,600	1,459	1,420
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%) [10] - Inflation Adjustment) or $0	03/10/2020	38,300	287	267

						$2,080	$1,713

44	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	1,986	$731,500	$16,573
Sales	21,269	10,521,700	91,601
Closing Buys	(9,575)	(5,287,100)	(55,589)
Expirations	(7,944)	(352,100)	(4,316)
Exercised	0	0	0

Balance at 03/31/2010	5,736	$5,614,000	$48,269

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	822	04/2010	DUB	$0	$(3)	$(3)
Buy		1,787	04/2010	JPM	24	0	24
Sell		33	04/2010	MSC	0	0	0
Sell	BRL	87,112	04/2010	GSC	760	0	760
Buy		68,003	04/2010	MSC	142	0	142
Buy		19,110	04/2010	RBC	546	0	546
Sell		68,003	06/2010	MSC	0	(147)	(147)
Sell	CAD	67,168	04/2010	BCLY	0	(263)	(263)
Sell		31,403	04/2010	BOA	16	0	16
Buy		29,691	04/2010	CITI	242	(10)	232
Buy		7,965	04/2010	CSFB	59	0	59
Sell		1,421	04/2010	DUB	4	0	4
Sell		105,124	04/2010	JPM	0	(2,685)	(2,685)
Sell		13,236	04/2010	RBC	0	(28)	(28)
Sell		13,109	04/2010	RBS	0	(75)	(75)
Sell		23,425	05/2010	CITI	10	0	10
Sell	CHF	10,850	05/2010	DUB	0	(23)	(23)
Buy	CNY	176,431	06/2010	BCLY	0	(71)	(71)
Sell		91,422	06/2010	BOA	89	0	89
Buy		73,322	06/2010	CITI	0	(12)	(12)
Buy		31,603	06/2010	DUB	0	(18)	(18)
Buy		228,513	06/2010	HSBC	0	(97)	(97)
Sell		130,521	06/2010	MSC	130	0	130
Buy		16,013	11/2010	BCLY	0	(32)	(32)
Buy		25,964	11/2010	CITI	0	(54)	(54)
Buy		66,971	11/2010	DUB	0	(151)	(151)
Buy		26,389	11/2010	MSC	0	(65)	(65)
Buy		89,846	01/2011	BOA	0	(122)	(122)
Buy		128,280	01/2011	MSC	0	(177)	(177)
Buy	EUR	10,430	04/2010	BCLY	132	0	132
Sell		11,078	04/2010	BCLY	137	0	137
Buy		2,174	04/2010	BOA	0	(52)	(52)
Sell		79,649	04/2010	CITI	1,893	0	1,893
Buy		1,217	04/2010	CSFB	0	(17)	(17)
Sell		14,144	04/2010	CSFB	0	(67)	(67)
Buy		2,607	04/2010	DUB	11	(23)	(12)
Sell		16,692	04/2010	DUB	282	0	282
Sell		37,155	04/2010	GSC	1,473	0	1,473
Sell		74,419	04/2010	JPM	2,997	0	2,997
Buy		301	04/2010	MSC	0	(14)	(14)
Sell		13,145	04/2010	MSC	70	0	70
Buy		96,923	04/2010	RBS	2,127	0	2,127
Sell		24,500	04/2010	RBS	1,252	0	1,252
Sell		2,956	05/2010	DUB	8	0	8
Sell	GBP	4,880	04/2010	JPM	296	0	296
Sell		2,138	06/2010	GSC	0	(43)	(43)
Sell		49,706	06/2010	RBS	0	(476)	(476)
Sell	JPY	2,526,385	04/2010	BCLY	168	0	168
Sell		262,365	04/2010	CITI	93	0	93
Sell		1,126,062	04/2010	DUB	454	0	454
Sell		1,360,500	04/2010	GSC	147	0	147
Sell		851,600	04/2010	RBS	76	0	76
Sell	JPY	1,294,153	05/2010	RBS	55	0	55
Buy	KRW	266,294	04/2010	DUB	2	0	2
Sell		266,294	04/2010	HSBC	0	(5)	(5)
Buy		2,551,000	07/2010	BCLY	92	0	92
Buy		16,608,515	07/2010	DUB	750	0	750
Sell		27,022,520	07/2010	HSBC	19	0	19
Buy		21,366,000	07/2010	JPM	803	0	803
Buy		4,204,933	07/2010	MSC	145	0	145

See Accompanying Notes	Annual Report	March 31, 2010	45

Schedule of Investments  Real Return Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		13,639,000	07/2010	UBS	$503	$0	$503
Buy		10,064,978	08/2010	MSC	299	0	299
Buy		11,590,105	11/2010	BCLY	298	0	298
Buy		8,619,556	11/2010	BOA	259	0	259
Buy		38,026,654	11/2010	CITI	669	0	669
Buy		6,870,966	11/2010	DUB	116	0	116
Sell		266,294	11/2010	DUB	0	(2)	(2)
Buy		3,589,380	11/2010	GSC	88	0	88
Buy		28,084,085	11/2010	JPM	218	(39)	179
Buy		13,548,447	11/2010	MSC	112	0	112
Sell		3,418,500	11/2010	RBS	2	0	2
Buy	MXN	381,349	04/2010	DUB	2,700	0	2,700
Sell		4,002	04/2010	DUB	0	(13)	(13)
Buy		500,000	04/2010	GSC	3,798	0	3,798
Sell		157,008	04/2010	HSBC	0	(277)	(277)
Buy		37,976	04/2010	JPM	167	0	167
Sell		1,768,225	04/2010	JPM	0	(1,241)	(1,241)
Buy		196,328	04/2010	MSC	854	0	854
Buy		28,843	04/2010	RBS	129	0	129
Buy		784,739	04/2010	UBS	5,769	0	5,769
Buy		184,435	09/2010	HSBC	321	0	321
Buy		1,768,225	09/2010	JPM	1,210	0	1,210
Sell	MYR	56	06/2010	MSC	0	(1)	(1)
Sell		341	10/2010	BCLY	0	(4)	(4)
Sell		34	10/2010	BOA	0	0	0
Sell		167	10/2010	CITI	0	(2)	(2)
Sell		38	10/2010	DUB	0	0	0
Buy	NZD	4,842	04/2010	JPM	96	0	96
Buy		4,842	04/2010	RBS	10	0	10
Buy	PHP	5,999	04/2010	BCLY	1	0	1
Buy		5,981	04/2010	CITI	2	0	2
Sell		31,152	04/2010	DUB	0	(27)	(27)
Sell		5,999	11/2010	BCLY	0	(4)	(4)
Sell		5,981	11/2010	CITI	0	(4)	(4)
Sell	SEK	4,012	05/2010	DUB	8	0	8
Buy	SGD	61,199	06/2010	BCLY	662	0	662
Buy		9,214	06/2010	CITI	106	0	106
Buy		48,554	06/2010	DUB	286	0	286
Sell		2,169	06/2010	GSC	0	0	0
Sell		30,621	06/2010	HSBC	19	0	19
Buy		43,221	06/2010	UBS	305	0	305

					$34,511	$(6,344)	$28,167

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$2,130,562	$0	$2,130,562
U.S. Treasury Obligations	0	15,010,501	0	15,010,501
Foreign Currency-Denominated Issues	0	585,659	26,896	612,555
Other Investments +++	118,725	1,347,110	33,217	1,499,052

Investments, at value	$118,725	$19,073,832	$60,113	$19,252,670
Financial Derivative Instruments ++++	$9,063	$12,942	$(1,815)	$20,190

Totals	$127,788	$19,086,774	$58,298	$19,272,860

46	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Foreign Currency-Denominated Issues	$0	$25,213	$28	$0	$1,655	$0	$26,896	$1,655
Other Investments +++	66	34,015	14	0	(878)	0	33,217	(878)

Investments, at value	$66	$59,228	$42	$0	$777	$0	$60,113	$777
Financial Derivative Instruments ++++	$22,424	$(2,297)	$0	$0	$(4,683)	$(17,259)	$(1,815)	$482

Totals	$22,490	$56,931	$42	$0	$(3,906)	$(17,259)	$58,298	$1,259

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$3,353	$0	$0	$0	$0	$3,353
Unrealized appreciation on foreign currency contracts	0	34,511	0	0	0	34,511
Unrealized appreciation on swap agreements	20,998	0	2,719	0	0	23,717

	$24,351	$34,511	$2,719	$0	$0	$61,581

Liabilities:
Written options outstanding	$14,248	$1,454	$0	$0	$0	$15,702
Unrealized depreciation on foreign currency contracts	0	6,344	0	0	0	6,344
Unrealized depreciation on swap agreements	3,780	0	21,275	0	0	25,055

	$18,028	$7,798	$21,275	$0	$0	$47,101

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$3,366	$0	$0	$0	$0	$3,366
Net realized gain (loss) on futures contracts, written options and swaps	160,293	0	(78,095)	0	0	82,198
Net realized (loss) on foreign currency transactions	0	(80,795)	0	0	0	(80,795)

	$163,659	$(80,795)	$(78,095)	$0	$0	$4,769

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(3,895)	$0	$0	$0	$0	$(3,895)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	40,665	1,100	(22,813)	0	0	18,952
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	52,131	0	0	0	52,131

	$36,770	$53,231	$(22,813)	$0	$0	$67,188

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $9,063 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	47

Schedule of Investments  RealEstateRealReturn Strategy Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 8.4%

American Express Credit Corp.
5.875% due 05/02/2013	$300	$325

American Honda Finance Corp.
1.003% due 06/20/2011	1,000	1,000

American International Group, Inc.
5.850% due 01/16/2018	200	186
8.175% due 05/15/2068	1,100	938

Bank of Scotland PLC
0.312% due 12/08/2010	1,200	1,198

Barclays Bank PLC
6.050% due 12/04/2017	300	310
7.434% due 09/29/2049	100	100

Commonwealth Bank of Australia
0.538% due 09/17/2014	3,500	3,517

GATX Financial Corp.
5.800% due 03/01/2016	1,000	998

HSBC Finance Corp.
0.500% due 05/10/2010	1,000	1,000

LeasePlan Corp. NV
3.000% due 05/07/2012	400	414

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	100	24
6.875% due 05/02/2018 (a)	900	217
7.500% due 05/11/2038 (a)	5,000	25

Merna Reinsurance Ltd.
0.901% due 06/30/2012	300	297

Metropolitan Life Global Funding I
1.001% due 06/25/2010	1,000	1,002

Pacific Life Global Funding
5.150% due 04/15/2013	400	422

Pricoa Global Funding I
1.052% due 06/04/2010	1,000	1,001

Residential Reinsurance 2007 Ltd.
7.502% due 06/07/2010	400	402

Vita Capital III Ltd.
1.371% due 01/01/2012	300	289

Wells Fargo Capital XIII
7.700% due 12/29/2049	700	726

		14,391

INDUSTRIALS 0.1%

Gaz Capital S.A.
7.343% due 04/11/2013	200	218

Total Corporate Bonds & Notes (Cost $20,318)		14,609

MUNICIPAL BONDS & NOTES 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	80

Total Municipal Bonds & Notes (Cost $94)		80

U.S. GOVERNMENT AGENCIES 1.4%

Fannie Mae
1.671% due 09/01/2044 - 10/01/2044	122	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
6.346% due 09/01/2036	$700	$738
6.514% due 10/01/2036	835	880
6.611% due 07/01/2036	675	713

Total U.S. Government Agencies (Cost $2,374)		2,451

U.S. TREASURY OBLIGATIONS 95.0%

Treasury Inflation Protected Securities (b)
0.875% due 04/15/2010	5,032	5,034
1.375% due 01/15/2020	4,108	4,033
1.625% due 01/15/2015	3,518	3,679
1.625% due 01/15/2018	8,480	8,687
1.750% due 01/15/2028	9,102	8,591
1.875% due 07/15/2015	11,810	12,503
1.875% due 07/15/2019	12,381	12,736
2.000% due 07/15/2014 (f)	8,506	9,057
2.000% due 01/15/2016 (f)	8,842	9,393
2.000% due 01/15/2026	8,624	8,600
2.125% due 01/15/2019	5,550	5,850
2.125% due 02/15/2040	3,909	3,886
2.375% due 01/15/2025	14,258	14,933
2.375% due 01/15/2027	3,545	3,701
2.500% due 07/15/2016	9,441	10,328
2.500% due 01/15/2029	6,257	6,629
2.625% due 07/15/2017	5,331	5,867
3.375% due 04/15/2032	3,418	4,156
3.625% due 04/15/2028	11,253	13,742
3.875% due 04/15/2029	9,226	11,725

Total U.S. Treasury Obligations (Cost $161,971)		163,130

MORTGAGE-BACKED SECURITIES 3.4%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	210	200

BCAP LLC Trust
0.399% due 01/25/2037	503	259

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/2035	51	47
2.560% due 08/25/2035	88	82
2.810% due 03/25/2035	157	147
2.934% due 03/25/2035	49	47
3.558% due 01/25/2035	574	520

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	91	91

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	58	52
2.990% due 12/25/2035	42	38
3.075% due 03/25/2034	499	487
4.248% due 08/25/2035	102	90

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	100	100

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 06/25/2035	373	329

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039	200	192

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	210	211

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	210	204

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	100	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035		$324	$297

Morgan Stanley Capital I
5.880% due 06/11/2049		330	327

Residential Asset Securitization Trust
0.629% due 01/25/2046		842	379
6.500% due 08/25/2036		1,000	604

Structured Adjustable Rate Mortgage Loan Trust
6.000% due 03/25/2036		1,092	793

Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/2045		210	213

Total Mortgage-Backed Securities (Cost $5,744)			5,803

ASSET-BACKED SECURITIES 0.3%

ARES CLO Funds
0.483% due 03/12/2018		495	470

Total Asset-Backed Securities (Cost $472)			470

FOREIGN CURRENCY-DENOMINATED ISSUES 2.8%

Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	1,100	1,046

Canada Government Bond
2.000% due 12/01/2014	CAD	3,000	2,851
2.500% due 06/01/2015		400	386

France Government
1.300% due 07/25/2019 (b)	EUR	200	278

Republic of Germany
4.250% due 07/04/2018		100	148

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		100	85

Total Foreign Currency-Denominated Issues (Cost $4,853)			4,794

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049		300	293

Total Convertible Preferred Securities (Cost $300)			293

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.2%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
1.109% due 03/22/2011		$1,500	1,499

REPURCHASE AGREEMENTS 0.5%

State Street Bank and Trust Co.
0.010% due 04/01/2010		927	927

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 05/06/2010 valued at $950. Repurchase proceeds are $927.)

U.S. TREASURY BILLS 0.2%
0.185% due 09/02/2010 (d)		310	310

48	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 8.6%
1,475,576	$14,775

Total Short-Term Instruments (Cost $17,512)	17,511

Total Investments 121.8% (Cost $213,638)	$209,141

Written Options (h) (0.1%) (Premiums $372)	(129)

Other Assets and Liabilities (Net) (21.7%)	(37,267)

Net Assets 100.0%	$171,745

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $310 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $126,966 at a weighted average interest rate of 0.442%. On March 31, 2010, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $199 and cash of $3 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	39	$25
90-Day Euribor June Futures	Long	06/2010	3	3
90-Day Eurodollar June Futures	Long	06/2011	31	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2010	26	13
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	6	1

				$41

(g)	Swap agreements outstanding on March 31, 2010:

Asset Swaps
Underlying Asset	Receive	Pay Floating Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
U.S. Treasury Inflation Indexed Bonds 0.875% due 04/15/2010	3-Month USD-LIBOR	Cash Flow from Underlying Asset	04/15/2010	BNP	$4,400	$(654)	$(641)	$(13)

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.826%	$1,000	$40	$0	$40

Credit Default Swaps on Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.752%	$1,000	$12	$12	$0

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Annual Report	March 31, 2010	49

Schedule of Investments  RealEstateRealReturn Strategy Fund   (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	5,600	$253	$(10)	$263
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		1,400	64	(4)	68
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	1,700	(38)	(24)	(14)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		1,900	(20)	(17)	(3)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		400	2	2	0
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,900	92	13	79
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,300	63	3	60
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,300	0	1	(1)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		2,400	1	3	(2)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		1,700	9	7	2

							$426	$(26)	$452

Total Return Swaps on Indices

Pay/ Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DWRTFT Index	15,000	1-Month USD-LIBOR less a specified spread	$57,448	05/28/2010	BCLY	$5,864
Pay	DWRTFT Index	259	1-Month USD-LIBOR less a specified spread	991	04/30/2010	MLP	(101)
Receive	DWRTFT Index	13,512	1-Month USD-LIBOR less a specified spread	51,751	04/30/2010	MLP	5,283
Receive	DWRTFT Index	12,209	1-Month USD-LIBOR less a specified spread	47,384	08/31/2010	MLP	4,753

							$15,799

(5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	17	$8	$3
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	17	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	16	6	6
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	1	0	0
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	17	3	2

				$23	$12

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	$1,100	$5	$3
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,100	8	6
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	2,400	13	9
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	2,400	14	15
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,100	16	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,300	7	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,600	19	2
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,000	11	8
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,000	23	16
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	24	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,200	21	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,000	8	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	2,400	7	6
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	2,400	10	13
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	1,000	32	1
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,100	4	4
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,100	6	7
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	1,800	15	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	1,800	8	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	300	2	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,000	11	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	500	4	0
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	3,000	48	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	400	3	1

							$319	$95

50	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$1,300	$10	$0
Call - OTC USD versus JPY		94.000	04/20/2010	1,300	9	11

					$19	$11

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,300	$ 11	$11

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	7	$25,400	$426
Sales	236	105,600	1,024
Closing Buys	(62)	(42,700)	(579)
Expirations	(113)	(41,200)	(499)
Exercised	0	0	0

Balance at 03/31/2010	68	$47,100	$372

(i)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,494	04/2010	JPM	$0	$(28)	$(28)
Buy	CAD	339	04/2010	BCLY	1	0	1
Sell		339	04/2010	BCLY	0	(1)	(1)
Buy		45	04/2010	CITI	2	0	2
Buy		187	04/2010	CSFB	1	0	1
Sell		31	04/2010	DUB	0	0	0
Sell		417	04/2010	JPM	0	(11)	(11)
Sell		281	04/2010	RBC	0	(1)	(1)
Sell		2,442	04/2010	RBS	20	0	20
Buy	CNY	1,289	06/2010	BCLY	0	0	0
Sell		878	06/2010	BOA	1	0	1
Buy		544	06/2010	CITI	0	0	0
Buy		233	06/2010	DUB	0	0	0
Buy		5,063	06/2010	HSBC	0	(4)	(4)
Sell		1,102	06/2010	JPM	1	0	1
Sell		1,554	06/2010	MSC	2	0	2
Buy		863	01/2011	BOA	0	(1)	(1)
Buy		1,527	01/2011	MSC	0	(2)	(2)
Sell	EUR	145	04/2010	CITI	2	0	2
Sell		1,566	04/2010	DUB	26	0	26
Buy		94	04/2010	GSC	0	(4)	(4)
Sell		789	04/2010	JPM	41	0	41
Sell		124	04/2010	MSC	1	0	1
Buy		1,412	04/2010	RBS	31	0	31
Sell	GBP	306	06/2010	RBS	0	(3)	(3)
Sell	JPY	9,298	04/2010	BCLY	0	0	0
Sell		3,083	04/2010	CITI	1	0	1
Sell		9,008	04/2010	DUB	4	0	4
Sell		9,255	04/2010	GSC	1	0	1
Sell		15,160	04/2010	RBS	1	0	1
Sell		9,310	05/2010	RBS	0	0	0
Buy	KRW	16,000	07/2010	BCLY	1	0	1
Buy		31,892	07/2010	DUB	1	0	1
Buy		356,100	07/2010	JPM	13	0	13
Buy		26,498	07/2010	MSC	1	0	1
Buy		63,427	08/2010	MSC	2	0	2
Buy		28,524	11/2010	BCLY	1	0	1
Buy		129,304	11/2010	BOA	4	0	4
Buy		294,801	11/2010	CITI	5	0	5
Buy		58,130	11/2010	DUB	1	0	1
Buy		35,190	11/2010	GSC	1	0	1
Buy	KRW	161,610	11/2010	JPM	2	0	2
Buy		115,110	11/2010	MSC	1	0	1
Buy	MXN	1,330	04/2010	BOA	10	0	10

See Accompanying Notes	Annual Report	March 31, 2010	51

Schedule of Investments  RealEstateRealReturn Strategy Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	2,623	04/2010	DUB	$12	$0	$12
Sell		14,809	04/2010	HSBC	0	(26)	(26)
Buy		10,856	04/2010	JPM	63	0	63
Buy		14,809	09/2010	HSBC	26	0	26
Buy	MYR	15	06/2010	MSC	0	0	0
Buy		102	10/2010	BCLY	1	0	1
Buy		35	10/2010	CITI	0	0	0
Buy		15	10/2010	DUB	0	0	0
Sell	PHP	135	04/2010	BCLY	0	0	0
Sell		433	04/2010	CITI	0	0	0
Buy		698	04/2010	DUB	1	0	1
Sell		130	04/2010	DUB	0	0	0
Buy		135	11/2010	BCLY	0	0	0
Buy		433	11/2010	CITI	0	0	0
Buy		130	11/2010	DUB	0	0	0
Buy	SGD	426	06/2010	BCLY	5	0	5
Buy		178	06/2010	CITI	2	0	2
Buy		367	06/2010	DUB	2	0	2
Buy		283	06/2010	UBS	2	0	2

					$293	$(81)	$212

(k)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$14,609	$0	$14,609
U.S. Treasury Obligations	0	163,130	0	163,130
Short-Term Instruments	14,775	2,736	0	17,511
Other Investments +++	293	13,128	470	13,891

Investments, at value	$15,068	$193,603	$470	$209,141
Financial Derivative Instruments ++++	$41	$16,385	$(24)	$16,402

Totals	$15,109	$209,988	$446	$225,543

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Other Investments +++	$0	$472	$0	$0	$(2)	$0	$470	$(2)

Financial Derivative Instruments ++++	$501	$(11)	$0	$0	$(183)	$(331)	$(24)	$(13)

Totals	$501	$461	$0	$0	$(185)	$(331)	$446	$(15)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

52	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$23	$0	$0	$0	$0	$23
Unrealized appreciation on foreign currency contracts	0	293	0	0	0	293
Unrealized appreciation on swap agreements	472	0	40	15,900	0	16,412

	$495	$293	$40	$15,900	$0	$16,728

Liabilities:
Written options outstanding	$118	$11	$0	$0	$0	$129
Unrealized depreciation on foreign currency contracts	0	81	0	0	0	81
Unrealized depreciation on swap agreements	33	0	0	101	0	134

	$151	$92	$0	$101	$0	$344

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(8)	$0	$0	$0	$0	$(8)
Net realized gain (loss) on futures contracts, written options and swaps	3,341	0	(1,309)	122,271	0	124,303
Net realized (loss) on foreign currency transactions	0	(1,167)	0	0	0	(1,167)

	$3,333	$(1,167)	$(1,309)	$122,271	$0	$123,128

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$7	$0	$0	$0	$0	$7
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	826	8	(135)	11,114	0	11,813
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	803	0	0	0	803

	$833	$811	$(135)	$11,114	$0	$12,623

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $41 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	53

Schedule of Investments  Tax Managed Real Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 100.1%

ARIZONA 4.6%

Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$325

Mesa, Arizona Revenue Bonds, (NPFGC-FGIC Insured), Series 2002
5.250% due 07/01/2017	250	279

		604

CALIFORNIA 15.5%

California State Department of Water Resources Revenue Bonds, (FSA Insured), Series 2005
0.320% due 05/01/2016	200	200

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	263

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
0.280% due 09/01/2031	200	200

California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021 (a)	250	264

California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.270% due 11/01/2026	200	200

Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	300	322

Irvine, California Ranch Water District Revenue Bonds, Series 1993
0.280% due 04/01/2033	200	200

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.270% due 07/01/2034	200	200

Santa Clara, California Revenue Bonds, Series 2008
0.280% due 07/01/2034	200	200

		2,049

COLORADO 1.5%

Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.280% due 12/01/2029	200	200

CONNECTICUT 3.0%

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2003
0.320% due 07/01/2038	200	200

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.270% due 07/01/2035	200	200

		400

FLORIDA 3.9%

Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.300% due 10/01/2036	100	100

Miami-Dade County, Florida Revenue Bonds, (FSA Insured), Series 2008
5.000% due 07/01/2018	150	165

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	$250	$252

		517

GEORGIA 1.2%

Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	150	156

ILLINOIS 4.8%

Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
0.280% due 03/01/2031	210	210

Chicago, Illinois Revenue Bonds, Series 2002
0.280% due 01/01/2034	100	100

Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	326

		636

IOWA 2.0%

University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	266

LOUISIANA 1.9%

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	256

MASSACHUSETTS 3.0%

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.270% due 11/01/2049	200	200

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.280% due 12/01/2037	200	200

		400

MISSISSIPPI 1.7%

De Soto County, Mississippi General Obligation Notes, Series 2009
5.000% due 11/01/2019	200	227

NEVADA 2.0%

Clark County, Nevada Revenue Notes, Series 2010
4.000% due 07/01/2014	250	263

NEW HAMPSHIRE 1.5%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.270% due 06/01/2031	200	200

NEW JERSEY 3.4%

New Jersey Garden State Preservation Trust Revenue Bonds, (FSA Insured), Series 2005
5.800% due 11/01/2016	100	118

New Jersey State Higher Education Assistance Authority Revenue Notes, Series 2010
5.000% due 12/01/2014	300	329

		447

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 4.3%

New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	$500	$573

NEW YORK 6.5%

Long Island, New York Power Authority Revenue Bonds, Series 1998
0.290% due 05/01/2033	200	200

New York State Dormitory Authority Revenue Bonds, Series 2008
0.320% due 07/01/2037	100	100

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	300	322

New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 12/15/2016	200	229

		851

NORTH CAROLINA 4.4%

North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2008
5.000% due 01/01/2015	275	305

North Carolina State Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	275

		580

OHIO 4.8%

Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	125	140

Ohio State Water Development Authority Revenue Bonds, Series 2006
0.200% due 12/01/2033	200	200

Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	288

		628

OKLAHOMA 1.5%

Oklahoma State Municipal Power Authority Revenue Bonds, Series 2005
0.300% due 01/01/2023	200	200

SOUTH CAROLINA 1.7%

Lexington County, South Carolina School District No. 1 General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	223

TENNESSEE 1.8%

Nashville & Davidson Counties, Tennessee Health & Educational Facilities Revenue Notes, Series 2008
5.000% due 10/01/2016	200	231

TEXAS 15.4%

Austin, Texas Water & Wastewater Utilities Revenue Notes, Series 2009
5.000% due 11/15/2013	200	225

Bexar, Texas Metropolitan Water District Revenue Notes, Series 2009
5.000% due 05/01/2016	250	270

54	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grand Prairie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2000
0.000% due 02/15/2014	$200	$185

Houston, Texas Water and Sewer Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2020	100	64

Tarrant County, Texas Health Facilities Development Corp. Revenue Notes, Series 2010
3.000% due 12/01/2012	250	260

Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2015	300	340

University of North Texas Revenue Notes, Series 2009
5.000% due 04/15/2015	200	225

University of Texas Revenue Notes, Series 2010
5.000% due 08/15/2018 (a)	400	461

		2,030

VIRGINIA 1.3%

Virginia State Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 1.7%

Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	$200	$228

WISCONSIN 6.7%

Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	250	256

Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	286

Wisconsin State Clean Water Revenue Notes, Series 2008
5.000% due 06/01/2016	150	171

Wisconsin State General Obligation Bonds, (NPFGC-FGIC Insured), Series 2004
5.000% due 05/01/2015	150	170

		883

Total Municipal Bonds & Notes (Cost $13,192)		13,222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS 4.4%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$576	$576

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $590. Repurchase proceeds are $576.)

Total Short-Term Instruments (Cost $576)		576

Total Investments 104.5% (Cost $13,768)		$13,798

Other Assets and Liabilities (Net) (4.5%)		(592)

Net Assets 100.0%		$13,206

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Swap agreements outstanding on March 31, 2010:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-CPURNSA Index	0.925%	11/01/2010	BCLY	$778	$4	$26	$(22)
Receive	3-Month USD-CPURNSA Index	0.925%	11/01/2010	MSC	473	2	24	(22)
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	BCLY	778	3	0	3
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	MSC	472	2	0	2
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	BCLY	778	2	10	(8)
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	MSC	472	1	0	1
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	BCLY	778	0	0	0
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	MSC	472	0	0	0
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	BCLY	778	(1)	1	(2)
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	MSC	472	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	BCLY	778	(2)	0	(2)
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	MSC	472	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	BCLY	778	(2)	0	(2)
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	MSC	472	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	BCLY	778	(2)	0	(2)
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	MSC	472	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	BCLY	778	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	MSC	472	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	BCLY	778	(1)	0	(1)
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	MSC	472	0	12	(12)

						$0	$73	$(73)

See Accompanying Notes	Annual Report	March 31, 2010	55

Schedule of Investments  Tax Managed Real Return Fund   (Cont.)

March 31, 2010

(c)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Municipal Bonds & Notes	$0	$13,222	$0	$13,222
Short-Term Instruments	0	576	0	576

Investments, at value	$0	$13,798	$0	$13,798
Financial Derivative Instruments +++	$0	$(73)	$0	$(73)

Totals	$0	$13,725	$0	$13,725

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(d)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$6	$0	$0	$0	$0	$6

Liabilities:
Unrealized depreciation on swap agreements	$79	$0	$0	$0	$0	$79

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$20	$0	$0	$0	$0	$20

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$(73)	$0	$0	$0	$0	$(73)

^	See note 4 in the Notes to Financial Statements for additional information.

56	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Daimler Finance North America LLC
4.230% due 08/03/2012	$16,907	$16,907

Total Bank Loan Obligations (Cost $16,381)		16,907

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.3%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	43,300	47,202

American Express Bank FSB
0.359% due 05/29/2012	200	197
0.380% due 06/12/2012	1,750	1,727
5.500% due 04/16/2013	7,800	8,359
5.550% due 10/17/2012	500	539

American Express Centurion Bank
0.310% due 07/13/2010	5,000	4,999

American Express Credit Corp.
0.390% due 06/16/2011	2,000	1,988
0.409% due 12/02/2010	6,491	6,489
5.875% due 05/02/2013	2,500	2,710
7.300% due 08/20/2013	1,570	1,764

American Honda Finance Corp.
1.003% due 06/20/2011	29,400	29,411

American International Group, Inc.
4.950% due 03/20/2012	1,150	1,174
5.850% due 01/16/2018	22,500	20,936
8.175% due 05/15/2068	23,800	20,290
8.250% due 08/15/2018	12,500	13,136

ANZ National International Ltd.
0.691% due 08/19/2014	30,000	30,289
6.200% due 07/19/2013	33,200	36,612

Bank of America Corp.
5.375% due 06/15/2014	15,000	15,759
7.375% due 05/15/2014	8,400	9,455

Bank of Scotland PLC
0.312% due 12/08/2010	5,000	4,990

Barclays Bank PLC
6.050% due 12/04/2017	41,300	42,648
7.434% due 09/29/2049	8,500	8,500
10.179% due 06/12/2021	22,940	29,992

Caelus Re Ltd.
6.502% due 06/07/2011	3,900	3,877

Citigroup Capital XXI
8.300% due 12/21/2077	7,600	7,733

Citigroup Funding, Inc.
1.299% due 05/07/2010	14,900	14,913

Citigroup, Inc.
0.340% due 05/18/2011	200	199
0.377% due 03/07/2014	3,000	2,806
0.382% due 03/16/2012	248	242
5.250% due 02/27/2012	10,413	10,910
5.500% due 04/11/2013	21,000	22,082
6.125% due 05/15/2018	7,200	7,369

Commonwealth Bank of Australia
0.751% due 06/25/2014	52,000	52,716

Danske Bank A/S
5.914% due 12/29/2049	3,000	2,647

Dexia Credit Local
0.652% due 03/05/2013	46,600	46,676
0.899% due 09/23/2011	18,000	18,137

Ford Motor Credit Co. LLC
7.000% due 10/01/2013	200	207
7.250% due 10/25/2011	18,825	19,470
7.500% due 08/01/2012	5,000	5,180
7.800% due 06/01/2012	7,500	7,783
7.875% due 06/15/2010	2,400	2,422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Foundation Re II Ltd.
7.000% due 11/26/2010	$10,500	$10,411

GMAC, Inc.
5.375% due 06/06/2011	2,600	2,590

Goldman Sachs Group, Inc.
0.701% due 03/22/2016	1,200	1,140

HBOS PLC
6.750% due 05/21/2018	14,500	13,343

ING Bank NV
3.900% due 03/19/2014	5,000	5,253

International Lease Finance Corp.
5.350% due 03/01/2012	23,000	22,543
5.625% due 09/20/2013	7,700	7,269
6.625% due 11/15/2013	9,700	9,448

JPMorgan Chase & Co.
0.376% due 06/25/2012	1,200	1,195
Kamp Re 2005 Ltd.
0.330% due 12/14/2010 (a)	1,471	427

LeasePlan Corp. NV
3.000% due 05/07/2012	14,500	14,991

Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 (a)	27,869	6,723
7.500% due 05/11/2038 (a)	5,000	25

Lloyds TSB Bank PLC
12.000% due 12/29/2049	21,200	23,661

Longpoint Re Ltd.
5.507% due 11/08/2011	11,900	11,903

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	2,500	2,650

Merna Reinsurance Ltd.
0.901% due 06/30/2012	27,000	26,717

Merrill Lynch & Co., Inc.
2.500% due 05/12/2010	19,200	19,243
5.450% due 02/05/2013	12,255	12,974
6.050% due 08/15/2012	3,000	3,206

Metropolitan Life Global Funding I
0.470% due 08/13/2012	2,390	2,351
0.507% due 03/15/2012	6,000	5,922
0.651% due 07/13/2011	10,600	10,591
1.383% due 09/17/2012	73,000	73,361
2.154% due 06/10/2011	800	813
5.125% due 04/10/2013	12,800	13,752

Morgan Stanley
0.549% due 01/09/2014	3,100	2,967
2.350% due 05/14/2010	52,400	52,514

National Australia Bank Ltd.
3.750% due 03/02/2015	25,000	25,125
5.350% due 06/12/2013	27,100	29,226

New York Life Global Funding
4.650% due 05/09/2013	200	214

Pacific Life Global Funding
5.150% due 04/15/2013	9,200	9,706

Pearson Dollar Finance PLC
5.500% due 05/06/2013	3,000	3,196

Pricoa Global Funding I
0.349% due 01/30/2012	5,100	4,989
0.451% due 09/27/2013	5,400	5,151
1.052% due 06/04/2010	3,200	3,204

Prudential Financial, Inc.
4.671% due 06/10/2013	36,200	35,757

Residential Reinsurance 2007 Ltd.
7.502% due 06/07/2010	14,100	14,187
10.502% due 06/07/2010	8,800	8,903

Royal Bank of Scotland Group PLC
0.531% due 10/14/2016	1,000	836

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.S. Debt S.A. Unipersonal
1.089% due 03/30/2012	$31,100	$31,099

SLM Corp.
0.409% due 07/26/2010	450	444
0.457% due 03/15/2011	5,000	4,878
0.479% due 10/25/2011	2,175	2,069
4.080% due 11/01/2016	700	490
4.082% due 10/01/2014	500	407

Svenska Handelsbanken AB
1.257% due 09/14/2012	25,000	25,199

TransCapitalInvest Ltd. for OJSC AK Transneft
7.700% due 08/07/2013	3,300	3,671
8.700% due 08/07/2018	17,800	21,385

UBS AG
1.169% due 05/05/2010	400	400

Vita Capital III Ltd.
1.351% due 01/01/2011	300	295
1.371% due 01/01/2012	8,000	7,702

Wells Fargo & Co.
7.980% due 03/29/2049	11,800	12,390

Wells Fargo Capital XIII
7.700% due 12/29/2049	14,500	15,044

Westpac Banking Corp.
2.700% due 12/09/2014	12,400	12,326

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	20,000	20,372

		1,221,183

INDUSTRIALS 0.7%

AutoZone, Inc.
6.950% due 06/15/2016	10,000	11,314

Black & Decker Corp.
5.750% due 11/15/2016	5,000	5,478

Computer Sciences Corp.
6.500% due 03/15/2018	2,500	2,772

Con-way, Inc.
7.250% due 01/15/2018	10,000	10,606

CSX Corp.
6.250% due 03/15/2018	5,000	5,411

DISH DBS Corp.
7.000% due 10/01/2013	5,000	5,225

DR Horton, Inc.
5.625% due 01/15/2016	5,000	4,831
6.500% due 04/15/2016	4,000	4,030

El Paso Corp.
7.750% due 06/15/2010	2,435	2,465

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	1,500	1,571

Gaz Capital S.A.
7.343% due 04/11/2013	4,600	5,008
8.146% due 04/11/2018	7,000	7,928

JC Penney Corp., Inc.
7.950% due 04/01/2017	7,000	7,875

Limited Brands, Inc.
6.900% due 07/15/2017	2,000	2,050

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	1,500	1,583
7.450% due 07/15/2017	2,000	2,130

Masco Corp.
5.875% due 07/15/2012	2,145	2,244

MGM Mirage
9.000% due 03/15/2020	1,800	1,863

See Accompanying Notes	Annual Report	March 31, 2010	57

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motorola, Inc.
6.000% due 11/15/2017	$4,000	$4,146

Rexam PLC
6.750% due 06/01/2013	12,800	14,048

Ryder System, Inc.
6.000% due 03/01/2013	6,900	7,414

Southwest Airlines Co.
5.125% due 03/01/2017	3,000	2,923

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,712

Tyco Electronics Group S.A.
6.550% due 10/01/2017	3,500	3,856

UnitedHealth Group, Inc.
4.875% due 02/15/2013	2,300	2,461

		122,944

UTILITIES 0.3%

Consolidated Natural Gas Co.
5.000% due 03/01/2014	5,000	5,313

Enel Finance International S.A.
5.700% due 01/15/2013	23,200	25,108

Pacific Gas & Electric Co.
1.204% due 06/10/2010	7,800	7,814

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	2,000	2,080

Verizon Wireless Capital LLC
3.750% due 05/20/2011	2,500	2,579

		42,894

Total Corporate Bonds & Notes (Cost $1,365,169)		1,387,021

MUNICIPAL BONDS & NOTES 0.4%

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	1,100	982

California State Los Angeles Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	5,000	5,192

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	990	995

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	200	203

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2036	1,900	1,869

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	447
5.750% due 06/01/2047	1,900	1,343

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	6,300	6,221

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	1,140	1,063

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,350	2,697

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	2,100	1,775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 06/01/2047	$16,000	$11,653
6.000% due 06/01/2042	300	223

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	2,464

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	1,200	1,139

Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	4,771

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,186

University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	15,000	15,260

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.500% due 06/01/2026	2,765	2,836

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,555	8,392

Total Municipal Bonds & Notes (Cost $77,975)		71,711

U.S. GOVERNMENT AGENCIES 0.6%

Fannie Mae
0.359% due 03/25/2036	1,850	1,680
0.674% due 02/25/2037	36,768	36,128
1.671% due 07/01/2044 - 10/01/2044	3,828	3,775
2.372% due 04/01/2033	874	884
4.164% due 04/01/2035	286	297
4.707% due 05/01/2035	679	702
5.486% due 05/01/2036	307	320
5.950% due 02/25/2044	4,400	4,727

Freddie Mac
0.460% due 02/15/2019	23,917	24,012
0.500% due 01/15/2037	241	239
0.580% due 12/15/2030	21	21
0.630% due 11/15/2016 - 03/15/2017	1,194	1,192
2.630% due 01/01/2034	18	19
2.708% due 01/01/2034	540	559
3.548% due 01/01/2034	942	968
3.738% due 06/01/2033	626	652
5.000% due 01/15/2018 - 08/15/2020	5,677	5,973
5.250% due 08/15/2011	1,106	1,135
5.500% due 05/15/2016	1,376	1,385

Ginnie Mae
2.750% due 12/20/2035	1,535	1,558
3.625% due 07/20/2035	66	68

Small Business Administration
5.902% due 02/10/2018	4,999	5,498

Total U.S. Government Agencies (Cost $90,603)		91,792

U.S. TREASURY OBLIGATIONS 82.6%

Treasury Inflation Protected Securities (c)
0.625% due 04/15/2013	243,144	247,988
1.250% due 04/15/2014	750,526	776,560
1.375% due 07/15/2018	125,066	125,350
1.375% due 01/15/2020	138,981	136,440
1.625% due 01/15/2015	909,940	951,598
1.625% due 01/15/2018 (f)	445,470	456,329
1.875% due 07/15/2013 (f)(g)	1,190,823	1,261,062
1.875% due 07/15/2015 (f)	1,165,652	1,234,863
1.875% due 07/15/2019	304,419	314,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019 (f)	$271,136	$279,757
2.000% due 04/15/2012	301,524	316,012
2.000% due 01/15/2014	897,962	954,294
2.000% due 07/15/2014 (f)(g)	1,412,207	1,503,670
2.000% due 01/15/2016	563,248	598,363
2.125% due 01/15/2019	335,946	354,397
2.375% due 04/15/2011 (e)	644,469	665,716
2.375% due 01/15/2017	436,054	471,518
2.500% due 07/15/2016	966	1,056
2.500% due 07/15/2016 (f)(g)	1,038,820	1,136,372
2.625% due 07/15/2017	665,203	731,983
3.000% due 07/15/2012 (g)	936,933	1,010,131
3.375% due 01/15/2012	88,281	94,543

U.S. Treasury Notes
2.375% due 02/28/2015	105,900	105,197

Total U.S. Treasury Obligations (Cost $13,413,524)		13,727,298

MORTGAGE-BACKED SECURITIES 2.4%

Adjustable Rate Mortgage Trust
5.049% due 09/25/2035	4,067	2,666

American Home Mortgage Assets
0.419% due 05/25/2046	478	253
1.391% due 11/25/2046	11,242	5,267

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	10,140	9,643
5.658% due 06/10/2049	7,100	6,410
5.739% due 05/10/2045	9,700	10,063
5.744% due 02/10/2051	7,100	6,900
5.889% due 07/10/2044	600	589

Banc of America Funding Corp.
0.519% due 05/20/2035	547	313
6.030% due 01/20/2047	1,063	744

Banc of America Large Loan, Inc.
0.740% due 08/15/2029	482	435

BCAP LLC Trust
0.399% due 01/25/2037	12,368	6,358

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/2035	4,269	3,988
2.560% due 08/25/2035	8,495	7,920
2.810% due 03/25/2035	18,156	17,001
2.934% due 03/25/2035	4,812	4,560
3.558% due 01/25/2035	5,559	5,032
3.799% due 05/25/2033	155	150
5.726% due 02/25/2036	1,262	835

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	2,127	1,600
0.449% due 12/25/2046	207	20
3.043% due 09/25/2034	1,144	819
5.158% due 09/25/2035	1,084	803

Chase Mortgage Finance Corp.
5.424% due 03/25/2037	6,255	5,229

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049	914	911

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	6,199	5,550
2.760% due 10/25/2035	1,990	1,652
2.990% due 12/25/2035	1,493	1,361
3.438% due 12/25/2035	1,079	563
4.098% due 08/25/2035	1,361	1,204
4.248% due 08/25/2035	7,221	6,397
4.700% due 03/25/2036	768	621

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044	3,600	3,605

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	1,380	1,002

Commercial Mortgage Pass-Through Certificates
5.816% due 12/10/2049	3,680	3,685

58	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.309% due 09/20/2046	$444	$441
0.409% due 02/20/2047	12,142	6,096
0.409% due 05/25/2047	5,091	2,677
0.424% due 12/20/2046	1,001	518
0.509% due 12/25/2035	730	475
1.471% due 12/25/2035	2,172	1,187
5.750% due 03/25/2037	1,100	689
5.822% due 11/25/2035	1,282	760

Countrywide Home Loan Mortgage Pass-Through Trust
0.549% due 03/25/2035	207	123
0.569% due 06/25/2035	5,181	4,571
5.317% due 10/20/2035	1,316	918
5.981% due 09/25/2047	3,048	2,181

Deutsche ALT-A Securities, Inc.
0.309% due 02/25/2037	98	96
0.329% due 10/25/2036	483	176
5.500% due 12/25/2035	1,500	979

First Horizon Asset Securities, Inc.
5.000% due 10/25/2020	608	602

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	2,225	2,018

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,379	2,359

GSR Mortgage Loan Trust
2.954% due 09/25/2035	16,647	15,372
5.340% due 11/25/2035	1,045	875

Harborview Mortgage Loan Trust
0.319% due 01/19/2038	651	643
0.409% due 07/19/2046	14,224	7,473
0.449% due 05/19/2035	1,971	1,171
5.826% due 08/19/2036	2,401	1,542

Homebanc Mortgage Trust
0.409% due 12/25/2036	1,412	953
5.802% due 04/25/2037	1,238	925

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	258	251

Indymac IMSC Mortgage Loan Trust
0.409% due 07/25/2047	6,001	2,832

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	1,486	1,465
0.419% due 09/25/2046	10,179	5,293
5.099% due 09/25/2035	1,163	877
5.270% due 06/25/2035	1,138	823

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043	9,790	9,841
5.440% due 06/12/2047	730	714
5.794% due 02/12/2051	9,500	9,491

JPMorgan Mortgage Trust
3.985% due 07/25/2034	778	684

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,750	3,638
5.430% due 02/15/2040	2,525	2,434
5.661% due 03/15/2039	9,810	10,057
5.866% due 09/15/2045	2,000	1,972

Luminent Mortgage Trust
0.399% due 12/25/2036	7,866	4,172
0.429% due 10/25/2046	2,748	1,546

MASTR Adjustable Rate Mortgages Trust
0.469% due 05/25/2037	1,213	596

Merrill Lynch Alternative Note Asset
0.529% due 03/25/2037	1,782	774
5.442% due 06/25/2037	1,473	813

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	2,200	2,078

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	1,503	1,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.878% due 05/25/2034	$887	$752

Merrill Lynch Mortgage Trust
5.656% due 05/12/2039	10,170	10,585

Merrill Lynch Mortgage-Backed Securities Trust
5.784% due 04/25/2037	6,215	4,638

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	6,945	6,364

Morgan Stanley Capital I
5.447% due 02/12/2044	3,470	3,316
5.880% due 06/11/2049	11,235	11,114

Opteum Mortgage Acceptance Corp.
0.489% due 07/25/2035	724	640

Residential Accredit Loans, Inc.
0.529% due 08/25/2035	2,843	1,640
2.214% due 08/25/2035	850	479
5.714% due 02/25/2036	1,057	588

Residential Asset Securitization Trust
0.679% due 12/25/2036	1,973	701
6.250% due 10/25/2036	2,937	1,635
6.500% due 08/25/2036	1,000	604

Residential Funding Mortgage Securities I
5.200% due 09/25/2035	4,114	2,951

Securitized Asset Sales, Inc.
3.848% due 11/26/2023	80	72

Sequoia Mortgage Trust
3.132% due 01/20/2047	2,462	1,832

Structured Adjustable Rate Mortgage Loan Trust
5.950% due 02/25/2036	1,136	819

Structured Asset Mortgage Investments, Inc.
0.299% due 08/25/2036	682	678
0.419% due 06/25/2036	1,046	561
0.449% due 05/25/2046	5,975	2,960

Structured Asset Securities Corp.
0.279% due 05/25/2036	113	108
3.183% due 10/25/2035	2,615	2,206

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	905	883
0.349% due 10/25/2046	13,951	13,615

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	30,664	27,382
5.617% due 05/15/2046	1,900	1,962

WaMu Mortgage Pass-Through Certificates
1.211% due 01/25/2047	7,752	4,101
1.231% due 04/25/2047	11,252	6,821
1.281% due 12/25/2046	3,113	1,872
1.451% due 06/25/2046	504	318
1.471% due 08/25/2046	1,845	1,092
1.671% due 11/25/2042	521	383
1.971% due 11/25/2046	2,505	1,619
3.328% due 05/25/2046	344	218
3.328% due 07/25/2046	18,702	12,808
5.558% due 12/25/2036	11,119	7,786
5.828% due 02/25/2037	10,731	7,379
5.921% due 09/25/2036	5,491	4,300

Wells Fargo Mortgage-Backed Securities Trust
3.097% due 09/25/2034	3,391	3,344

Total Mortgage-Backed Securities (Cost $404,276)		392,531

ASSET-BACKED SECURITIES 0.7%

Aames Mortgage Investment Trust
0.379% due 08/25/2035	103	102

ACE Securities Corp.
0.289% due 10/25/2036	100	62

Ally Auto Receivables Trust
1.320% due 03/15/2012	2,300	2,310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc.
0.446% due 08/25/2035	$1,041	$965

ARES CLO Funds
0.483% due 03/12/2018	20,677	19,631

Asset-Backed Funding Certificates
0.289% due 11/25/2036	40	40
0.579% due 06/25/2034	8,608	6,621

Bank of America Auto Trust
1.160% due 02/15/2012	18,000	18,052

Bear Stearns Asset-Backed Securities Trust
0.279% due 11/25/2036	259	244
0.309% due 10/25/2036	399	366
0.559% due 01/25/2036	219	216
0.679% due 03/25/2043	15	14
0.766% due 07/25/2035	1,840	1,782
1.229% due 10/25/2037	4,259	2,815

Chase Issuance Trust
0.230% due 04/16/2012	5,000	5,000
0.680% due 09/17/2012	41,800	41,866

Citigroup Mortgage Loan Trust, Inc.
0.309% due 01/25/2037	291	199

Countrywide Asset-Backed Certificates
0.339% due 10/25/2046	1,179	1,154

First Franklin Mortgage Loan Asset-Backed Certificates
0.269% due 09/25/2036	89	88
0.279% due 11/25/2036	4,092	4,001

Ford Credit Auto Owner Trust
1.650% due 06/15/2012	9,453	9,515

Fremont Home Loan Trust
0.279% due 10/25/2036	126	123
0.289% due 01/25/2037	366	293

GSAA Trust
0.529% due 03/25/2037	1,980	985

GSAMP Trust
0.299% due 10/25/2036	44	39

HSI Asset Securitization Corp. Trust
0.279% due 10/25/2036	538	368

JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036	235	232
0.298% due 11/25/2036	35	35

Lehman XS Trust
0.309% due 11/25/2046	1,429	1,423

Merrill Lynch Mortgage Investors, Inc.
0.299% due 07/25/2037	546	524

Morgan Stanley ABS Capital I
0.269% due 10/25/2036	887	875
0.279% due 09/25/2036	175	175

Morgan Stanley IXIS Real Estate Capital Trust
0.279% due 11/25/2036	77	75

Morgan Stanley Mortgage Loan Trust
0.589% due 04/25/2037	1,788	695

Nationstar Home Equity Loan Trust
0.349% due 04/25/2037	436	414

Park Place Securities, Inc.
0.489% due 09/25/2035	401	348

Residential Asset Mortgage Products, Inc.
0.329% due 08/25/2046	40	40

SLM Student Loan Trust
0.649% due 10/27/2014	153	153

Soundview Home Equity Loan Trust
0.289% due 11/25/2036	951	570

Structured Asset Investment Loan Trust
0.279% due 07/25/2036	129	122

See Accompanying Notes	Annual Report	March 31, 2010	59

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.279% due 10/25/2036		$1,461	$1,447

Total Asset-Backed Securities (Cost $127,437)			123,979

SOVEREIGN ISSUES 0.3%

Export-Import Bank of Korea
0.471% due 10/04/2011		15,200	15,226

Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		39,500	39,777

Total Sovereign Issues (Cost $54,503)			55,003

FOREIGN CURRENCY-DENOMINATED ISSUES 3.3%

American International Group, Inc.
0.820% due 04/26/2011	EUR	1,500	1,986
4.000% due 09/20/2011		200	271

Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	55,200	52,499
4.000% due 08/20/2015		30,700	46,090
4.000% due 08/20/2020		43,600	62,912

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2010	BRL	5,511	5,936

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		51,570	28,266

Canada Government Bond
2.000% due 12/01/2014	CAD	73,200	69,567
2.500% due 06/01/2015		48,900	47,218

Credit Logement S.A.
0.999% due 06/23/2015	EUR	1,400	1,852

Eurosail PLC
1.430% due 10/17/2040		9,584	11,252

FCE Bank PLC
7.125% due 01/16/2012	EUR	200	277
7.875% due 02/15/2011	GBP	3,000	4,672

France Government
1.300% due 07/25/2019 (c)	EUR	3,409	4,724

General Electric Capital Corp.
5.500% due 09/15/2067		29,800	34,816
6.500% due 09/15/2067	GBP	2,600	3,499

GIE PSA Tresorerie
5.875% due 09/27/2011	EUR	3,500	4,892

Green Valley Ltd.
4.292% due 01/10/2011		5,400	7,289

International Lease Finance Corp.
1.150% due 07/06/2010		2,200	2,960

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	2,100,000	4,380

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	16,700	22,691

Merrill Lynch & Co., Inc.
0.938% due 08/09/2013		5,000	6,440
1.060% due 03/22/2011		5,500	7,325
1.385% due 09/27/2012		7,200	9,491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
0.959% due 11/29/2013	EUR	1,000	$1,272
0.988% due 03/01/2013		30,901	39,910

New York Life Global Funding
0.763% due 12/20/2013		2,950	3,864

Republic of Germany
3.750% due 01/04/2015		4,200	6,093
4.250% due 07/04/2018		28,600	42,398

Royal Bank of Scotland Group PLC
7.092% due 10/29/2049		5,200	4,425

SLM Corp.
3.125% due 09/17/2012		300	385

Ulster Bank Ireland Ltd.
0.693% due 05/18/2010		1,000	1,349

Total Foreign Currency-Denominated Issues (Cost $550,018)			541,001

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

Wells Fargo & Co.
7.500% due 12/31/2049		8,200	8,011

Total Convertible Preferred Securities (Cost $8,200)			8,011

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.0%

CERTIFICATES OF DEPOSIT 0.4%

Barclays Bank PLC
1.109% due 03/22/2011		$42,600	42,580

Sao Paolo IMI NY
0.894% due 06/09/2010		13,500	13,504

			56,084

COMMERCIAL PAPER 0.2%

Fannie Mae
0.106% due 04/07/2010		34,500	34,500

REPURCHASE AGREEMENTS 1.0%

Banc of America Securities LLC
0.030% due 04/01/2010		2,400	2,400
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $2,450. Repurchase proceeds are $2,400.)

Barclays Capital, Inc.
0.030% due 04/01/2010		59,000	59,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% - 3.000% due 07/15/2012 - 07/15/2017 valued at $60,265. Repurchase proceeds are $59,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs & Co.
0.140% due 04/05/2010		$47,000	$47,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $48,497. Repurchase proceeds are $47,000.)

JPMorgan Chase Bank N.A.
0.030% due 04/01/2010		47,600	47,600
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $48,637. Repurchase proceeds are $47,600.)

State Street Bank and Trust Co.
0.010% due 04/01/2010		6,302	6,302
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 - 07/22/2010 valued at $6,433. Repurchase proceeds are $6,302.)

			162,302

JAPAN TREASURY BILLS 0.4%
0.105% due 04/26/2010	JPY	6,730,000	71,981

U.S. TREASURY BILLS 2.5%
0.189% due 08/12/2010 - 09/09/2010 (b)(e)(g)		$419,235	418,889

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.126% due 04/01/2010		51,000	51,000

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.2%
		103,003,604	1,031,375

Total Short-Term Instruments (Cost $1,827,940)			1,826,131

PURCHASED OPTIONS (i) 0.0%
(Cost $9,834)			5,786

Total Investments 109.8% (Cost $17,945,860)			$18,247,171

Written Options (j) (0.2%) (Premiums $63,869)			$(38,012)

Other Assets and Liabilities (Net) (9.6%)			(1,589,081)

Net Assets 100.0%			$16,620,078

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average rate.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $89,974 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.

60	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

(f)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $1,945,622 at a weighted average interest rate of 0.276%. On March 31, 2010, securities valued at $1,145,981 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $29,273 and cash of $38 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2010	1,990	$847
90-Day Euribor June Futures	Long	06/2010	709	1,463
90-Day Eurodollar December Futures	Long	12/2010	1,457	(146)
90-Day Eurodollar June Futures	Long	06/2010	3,339	2,133
90-Day Eurodollar June Futures	Long	06/2011	1,971	147
90-Day Eurodollar September Futures	Long	09/2010	7,717	1,194
Aluminum April Futures	Long	04/2010	1	0
Corn September Futures	Long	09/2010	414	209
Euro-Bobl June Futures	Long	06/2010	2,076	899
Euro-Bund 10-Year Bond June Futures	Long	06/2010	1,989	1,834
Mill Wheat Euro May Futures	Long	05/2010	403	15
Rapeseed Euro May Futures	Long	05/2010	117	169
Robusta Coffee May Futures	Long	05/2010	215	71
Soybean Meal May Futures	Long	05/2010	240	(202)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	894	(367)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	800	193
Wheat December Futures	Long	12/2010	896	(1,924)
Wheat December Futures	Short	12/2010	896	1,653
Wheat May Futures	Long	05/2010	341	(825)
Wheat May Futures	Short	05/2010	341	951
White Sugar April Futures	Long	04/2010	168	(1,960)

				$6,354

(h)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(1.110%	)	06/20/2016	0.739%	$10,000	$(215)	$0	$(215)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.340%	5,000	(212)	0	(212)
Computer Sciences Corp.	BCLY	(0.870%	)	03/20/2018	0.960%	2,500	15	0	15
Consolidated Natural Gas Co.	UBS	(0.590%	)	03/20/2014	0.456%	1,000	(5)	0	(5)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.022%	10,000	117	0	117
CSX Corp.	CSFB	(1.050%	)	03/20/2018	0.676%	5,000	(132)	0	(132)
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	1.308%	1,000	(31)	0	(31)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	2.243%	5,000	(250)	0	(250)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	1.308%	2,000	(66)	0	(66)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	1.968%	5,000	251	261	(10)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	1.984%	4,000	212	216	(4)
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	3.613%	8,000	542	0	542
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	3.488%	7,700	(373)	(249)	(124)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	3.613%	1,700	112	0	112
International Lease Finance Corp.	GSC	(5.000%	)	03/20/2012	3.029%	5,000	(193)	(137)	(56)
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	1.645%	7,700	306	529	(223)
Ltd Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.119%	2,000	(126)	0	(126)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.934%	2,000	(23)	0	(23)
Macy’s Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	0.988%	1,500	(31)	0	(31)
Marsh & McLennan Cos., Inc.	BOA	(1.180%	)	09/20/2015	1.081%	2,500	(13)	0	(13)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.119%	2,145	5	48	(43)
Motorola, Inc.	DUB	(2.600%	)	12/20/2017	1.387%	4,000	(323)	0	(323)
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.434%	1,500	(7)	0	(7)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.434%	1,500	(23)	0	(23)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.813%	800	(16)	0	(16)
Rexam PLC	CITI	(1.450%	)	06/20/2013	0.813%	12,000	(245)	0	(245)
Royal Bank of Scotland PLC	UBS	(1.000%	)	12/20/2016	2.913%	800	85	65	20
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	1.249%	6,900	78	0	78
Southwest Airlines Co.	DUB	(1.000%	)	03/20/2017	1.545%	3,000	98	151	(53)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	1.056%	3,500	(20)	0	(20)
Tyco Electronics Group S.A.	DUB	(0.950%	)	12/20/2017	0.872%	3,500	(19)	0	(19)

							$(502)	$884	$(1,386)

See Accompanying Notes	Annual Report	March 31, 2010	61

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	$2,500	$2	$0	$2
General Electric Capital Corp.	BOA	1.000%	03/20/2011	0.929%	28,400	28	(184)	212
General Electric Capital Corp.	CITI	1.120%	12/20/2010	0.926%	2,000	3	0	3
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	5,000	5	(41)	46
General Electric Capital Corp.	JPM	1.000%	03/20/2011	0.929%	48,500	47	(315)	362
General Electric Capital Corp.	MSC	1.000%	03/20/2011	0.929%	8,600	8	(71)	79
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.752%	6,000	74	73	1

						$167	$(538)	$705

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	$8,648	$(128)	$422	$(550)
CDX.HY-12 5-Year Index	GSC	(5.000%	)	06/20/2014	9,024	(134)	434	(568)
CDX.IG-9 5-Year Index	MLP	(0.600%	)	12/20/2012	75,988	810	4,609	(3,799)

						$548	$5,465	$(4,917)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.103%	09/14/2010	BNP	EUR	30,000	$1,333	$0	$1,333
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP		32,700	1,475	(77)	1,552
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		4,900	225	0	225
Pay	1-Month EUR-FRCPXTOB Index	2.040%	02/21/2011	BNP		21,200	878	0	878
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM		25,900	1,071	0	1,071
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		33,700	1,558	0	1,558
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM		12,300	362	0	362
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		67,500	2,071	0	2,071
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	46,000	(1,019)	(336)	(683)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		206,000	(2,478)	(49)	(2,429)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		38,200	54	79	(25)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		48,300	68	98	(30)
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		600	7	5	2
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		126,900	1,389	1,015	374
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		13,900	672	92	580
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		20,000	966	69	897
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		79,700	3,850	462	3,388
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		266,800	89	178	(89)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		121,900	41	169	(128)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		95,900	109	0	109
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		14,000	33	26	7
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		25,000	90	106	(16)
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		120,000	591	475	116
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	JPM		$28,200	1,447	1,594	(147)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		4,500	231	254	(23)
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB	EUR	18,300	558	16	542

							$15,671	$4,176	$11,495

62	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Total Return Swaps on Commodities
Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn December Futures	$(441.600)	11/26/2010	MSC	1,613	$1,050	$0	$1,050
Receive	CBOT Corn December Futures	445.000	11/26/2010	MSC	2,000	(1,370)	0	(1,370)
Receive	CBOT Corn December Futures	447.000	11/26/2010	MSC	3,110	(2,192)	0	(2,192)
Pay	CBOT Corn July Futures	(420.250)	06/25/2010	GSC	1,593	1,015	0	1,015
Pay	CBOT Wheat May Futures	(4.980)	04/23/2010	BCLY	4,750	2,256	0	2,256
Receive	Denatured Ethanol January Futures	1.796	12/31/2010	GSC	4,460	(779)	0	(779)
Receive	KCBT Wheat May Futures	5.055	04/23/2010	BCLY	4,750	(2,078)	0	(2,078)
Receive	LME Lead March Futures	2,032.000	03/16/2011	RBS	2	204	0	204
Receive	LME Lead March Futures	2,060.000	03/16/2011	RBS	10	1,081	0	1,081
Receive	LME Lead March Futures	2,066.000	03/16/2011	RBS	1	77	0	77

						$(736)	$0	$(736)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Financing Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BCC2GO1P Index	10,446	0.000%	$7,610	04/28/2010	BCLY	$45
Receive	BCC2LP1P Index	22,142	0.000%	14,160	04/28/2010	BCLY	39
Receive	BXCS1461 Index	292,951	3-Month U.S. Treasury Bill rate plus a specified spread	666,780	04/28/2010	BCLY	384
Receive	BXCS1469 Index	27,883	3-Month U.S. Treasury Bill rate plus a specified spread	26,640	04/28/2010	BCLY	76
Receive	DJUBSF3T Index	670,774	3-Month U.S. Treasury Bill rate plus a specified spread	364,450	04/28/2010	BCLY	1,362
Receive	DJUBSTR Index	1,631,190	3-Month U.S. Treasury Bill rate plus a specified spread	432,380	04/28/2010	BCLY	250
Receive	LPP2TR Index	5,142,676	3-Month U.S. Treasury Bill rate plus a specified spread	354,840	04/28/2010	BCLY	675
Receive	CVICSTR3 Index	2,279,846	3-Month U.S. Treasury Bill rate plus a specified spread	642,010	04/28/2010	CITI	369
Receive	DJUBSF3T Index	816,652	3-Month U.S. Treasury Bill rate plus a specified spread	443,710	04/28/2010	CITI	1,660
Receive	SPGCKWP Index	13,678	0.000%	555	04/28/2010	CITI	(14)
Pay	SPGCWHIP Index	28,969	0.000%	0	04/28/2010	CITI	17
Receive	CSD0TR Index	127,227	3-Month U.S. Treasury Bill rate plus a specified spread	32,500	04/28/2010	CSFB	52
Pay	DJUBSHG Index	190,519	0.000%	0	04/28/2010	CSFB	(377)
Receive	DJUBSTR Index	5,363,068	3-Month U.S. Treasury Bill rate plus a specified spread	1,421,590	04/28/2010	CSFB	822
Receive	SPGCICP Index	106,258	0.000%	0	04/28/2010	CSFB	212
Receive	DJUBSF1T Index	79,392	3-Month U.S. Treasury Bill rate plus a specified spread	37,380	04/28/2010	GSC	54
Receive	DJUBSTR Index	4,736,442	3-Month U.S. Treasury Bill rate plus a specified spread	1,255,490	04/28/2010	GSC	729
Receive	ENHGD84T Index	2,702,301	3-Month U.S. Treasury Bill rate plus a specified spread	891,170	04/28/2010	GSC	1,123
Receive	GSED19TR Index	1,049,495	3-Month U.S. Treasury Bill rate plus a specified spread	123,480	04/28/2010	GSC	77
Receive	DJUBSF3T Index	1,007,043	3-Month U.S. Treasury Bill rate plus a specified spread	547,200	04/28/2010	JPM	2,010
Receive	DJUBSTR Index	4,520,461	3-Month U.S. Treasury Bill rate plus a specified spread	1,198,240	04/28/2010	JPM	694
Receive	SPGCKWP Index	113,984	0.000%	4,626	04/28/2010	JPM	(115)
Pay	SPGCWHP Index	241,405	0.000%	0	04/28/2010	JPM	138
Receive	DJUBSTR Index	3,310,669	3-Month U.S. Treasury Bill rate plus a specified spread	877,560	04/28/2010	MLP	509
Pay	DJUBHGTR Index	34,058	3-Month U.S. Treasury Bill rate plus a specified spread	26,580	04/28/2010	MSC	(135)
Receive	DJUBSAL Index	146,571	0.000%	8,040	04/28/2010	MSC	138
Receive	DJUBSLI Index	156,631	0.000%	5,640	04/28/2010	MSC	76
Receive	DJUBSNI Index	17,157	0.000%	4,660	04/28/2010	MSC	193
Receive	DJUBSPR Index	75,607	0.000%	12,390	04/28/2010	MSC	50
Receive	DJUBSTR Index	3,557,471	3-Month U.S. Treasury Bill rate plus a specified spread	942,980	04/28/2010	MSC	546
Receive	DJUBSZS Index	52,480	0.000%	4,630	04/28/2010	MSC	84
Receive	MOTT3001 Index	5,785,442	3-Month U.S. Treasury Bill rate plus a specified spread	1,637,180	04/28/2010	MSC	950
Receive	MOTT3002 Index	8,987,314	3-Month U.S. Treasury Bill rate plus a specified spread	2,520,680	04/28/2010	MSC	1,447
Receive	MOTT3007 Index	641,384	3-Month U.S. Treasury Bill rate plus a specified spread	178,600	04/28/2010	MSC	103
Pay	SPGCCNTR Index	118,005	3-Month U.S. Treasury Bill rate plus a specified spread	11,700	04/28/2010	MSC	393
Receive	SPGCKWP Index	919,284	0.000%	37,310	04/28/2010	MSC	(927)
Pay	SPGCWHP Index	1,946,929	0.000%	0	04/28/2010	MSC	1,115
Receive	SPGSBRP Index	45,479	0.000%	27,380	04/28/2010	MSC	564
Receive	DJUBSTR Index	2,834,682	3-Month U.S. Treasury Bill rate plus a specified spread	751,390	04/28/2010	RBS	435
Pay	SPGCILP Index	110,939	0.000%	0	04/28/2010	RBS	58
Receive	DJUBSF3T Index	302,432	3-Month U.S. Treasury Bill rate plus a specified spread	164,320	04/28/2010	SOG	615
Receive	DJUBSTR Index	3,078,843	3-Month U.S. Treasury Bill rate plus a specified spread	816,130	04/28/2010	UBS	455

							$16,951

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Annual Report	March 31, 2010	63

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

Variance Swaps

Pay/Receive Variance (7)	Underlying Asset	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	London Gold Market Fixing Ltd. PM	$0.068	05/06/2010	MSC	$14,100	$600	$0	$600
Pay	London Gold Market Fixing Ltd. PM	0.062	05/14/2010	JPM	17,600	585	0	585
Pay	London Gold Market Fixing Ltd. PM	0.066	07/08/2010	MSC	28,738	1,049	0	1,049
Pay	London Gold Market Fixing Ltd. PM	0.068	07/08/2010	SOG	7,330	287	0	287
Pay	London Gold Market Fixing Ltd. PM	0.080	08/12/2010	MLP	2,300	121	0	121
Pay	London Gold Market Fixing Ltd. PM	0.081	08/12/2010	SOG	12,740	689	0	689
Pay	London Gold Market Fixing Ltd. PM	0.080	03/28/2011	SOG	17,730	272	0	272
Pay	London Gold Market Fixing Ltd. PM	0.085	06/20/2011	SOG	11,670	282	0	282

						$3,885	$0	$3,885

(7)	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(i)	Purchased options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC NYMEX WTI Crude December Futures	$88.000	12/31/2011	462	$4,269	$4,195
Put - OTC Crude Oil August Futures	34.000	07/15/2010	22,061	4,273	1,302
Put - OTC Crude Oil August Futures	32.000	07/17/2010	8,500	1,292	289

				$9,834	$5,786

(j)	Written options outstanding on March 31, 2010:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC NYMEX Gulf Coast 54-Grade Jet Fuel December Futures	$250.000	12/31/2011	462	$4,269	$4,336
Put - OTC Crude Oil August Futures	67.500	07/15/2010	417	1,506	426
Put - OTC Crude Oil August Futures	71.500	07/15/2010	1,071	4,874	1,388

				$10,649	$6,150

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	349	$171	$57
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	887	318	38
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	580	564	282
Call - OTC DJUBS January Futures	245.000	01/04/2011	37,500,000	1,492	3
Call - OTC DJUBS January Futures	250.000	01/11/2011	19,800,000	756	1
Call - OTC DJUBS October Futures	230.000	10/19/2010	68,000,000	0	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	349	128	125
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	887	164	118
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	580	451	149
Put - OTC DJUBS January Futures	160.000	01/04/2011	37,500,000	2,035	5,866
Put - OTC DJUBS January Futures	160.000	01/11/2011	19,800,000	1,071	3,089
Put - OTC DJUBS October Futures	150.000	10/19/2010	68,000,000	0	8,223

				$ 7,150	$ 17,953

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$52,200	$809	$1
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	52,200	376	17
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	324,000	3,159	2
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	158,000	363	363
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	158,000	869	869
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	31,000	237	3
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	197,000	1,320	770
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	197,000	1,576	1,261
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	13,200	90	15
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	148,000	1,358	1
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	278,600	1,532	1,089
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	278,600	1,602	1,783

64	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$39,900	$568	$1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	312,100	936	130
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	396,700	822	129
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	34,000	218	101
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	34,000	136	83
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	184,400	618	482
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	184,400	1,014	998
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	32,600	148	127
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	32,600	155	209
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	28,500	160	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	28,500	311	9
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	18,500	128	20
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	405,800	4,364	5
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	405,800	3,981	132
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	123,000	1,325	11
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,400	11	0
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	252,200	3,633	6
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	47,400	237	124
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	47,400	569	256
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	64,000	2,058	43
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	43,400	129	113
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	43,400	188	235
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	13,000	108	1
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	45,600	378	1
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	45,600	196	1
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	16,000	152	1
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	8,800	58	10
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	10,600	132	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	18,600	155	6
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	32,000	245	3
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	56,500	440	5
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	20,000	198	5
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.365%	09/20/2010	194,000	3,104	129
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	199,800	1,551	1,354
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	44,000	299	48

							$42,016	$10,952

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$162,000	$1,189	$21
Call - OTC USD versus JPY		94.000	04/20/2010	162,000	1,231	1,357

					$2,420	$1,378

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] -Inflation Adjustment) or $0	03/12/2020	$160,900	$1,359	$1,324
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	36,600	275	255

						$1,634	$1,579

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	250,602,367	$485,700	$22,715
Sales	74,760,395	9,261,800	111,019
Closing Buys	(74,750,867)	(3,711,300)	(67,077)
Expirations	(4,260)	(162,400)	(1,736)
Exercised	(2,053)	0	(1,052)

Balance at 03/31/2010	250,605,582	$5,873,800	$63,869

See Accompanying Notes	Annual Report	March 31, 2010	65

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

(k)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	10,659	04/2010	BOA	$136	$0	$136
Buy		766	04/2010	DUB	0	(3)	(3)
Buy		14,011	04/2010	JPM	121	0	121
Sell		41	04/2010	MSC	0	0	0
Sell	BRL	58,841	04/2010	GSC	513	0	513
Buy		43,853	04/2010	HSBC	99	0	99
Buy		14,988	04/2010	RBC	428	0	428
Sell		43,853	06/2010	HSBC	0	(101)	(101)
Buy	CAD	5,071	04/2010	CITI	196	0	196
Sell		36,949	04/2010	CITI	0	(95)	(95)
Sell		71,545	04/2010	HSBC	0	(18)	(18)
Sell		6,847	04/2010	JPM	0	(175)	(175)
Sell		4,876	04/2010	RBC	0	(76)	(76)
Sell	CHF	11,295	05/2010	DUB	0	(24)	(24)
Buy	CNY	45,778	06/2010	BCLY	0	(18)	(18)
Sell		19,190	06/2010	BOA	19	0	19
Buy		19,172	06/2010	CITI	0	(3)	(3)
Buy		8,240	06/2010	DUB	0	(5)	(5)
Buy		59,580	06/2010	HSBC	0	(25)	(25)
Sell		34,252	06/2010	MSC	34	0	34
Buy		24,889	11/2010	BCLY	0	(50)	(50)
Buy		40,352	11/2010	CITI	0	(84)	(84)
Buy		104,097	11/2010	DUB	0	(234)	(234)
Buy		41,012	11/2010	MSC	0	(100)	(100)
Buy		18,859	01/2011	BOA	0	(26)	(26)
Buy		33,664	01/2011	MSC	0	(46)	(46)
Buy	EUR	23,481	04/2010	BCLY	298	0	298
Sell		10,858	04/2010	BCLY	135	0	135
Buy		3,520	04/2010	BOA	0	(84)	(84)
Buy		3,811	04/2010	CITI	0	(135)	(135)
Sell		37,640	04/2010	CITI	657	0	657
Buy		698	04/2010	CSFB	0	(10)	(10)
Sell		17,213	04/2010	CSFB	0	(82)	(82)
Buy		886	04/2010	DUB	8	0	8
Sell		27,611	04/2010	GSC	1,094	0	1,094
Buy		1,688	04/2010	JPM	0	(111)	(111)
Sell		109,798	04/2010	JPM	3,564	0	3,564
Sell		10,963	04/2010	MSC	58	0	58
Sell		15,868	04/2010	RBC	170	0	170
Buy		5,731	04/2010	RBS	119	(8)	111
Sell		68	04/2010	RBS	1	0	1
Sell		89	04/2010	UBS	2	0	2
Sell		3,362	05/2010	DUB	9	0	9
Sell	GBP	4,563	04/2010	JPM	277	0	277
Buy		2,112	06/2010	RBS	75	0	75
Sell		37,023	06/2010	RBS	0	(355)	(355)
Sell	JPY	2,154,717	04/2010	BCLY	145	0	145
Sell		7,012,342	04/2010	CITI	1,988	0	1,988
Sell		1,017,961	04/2010	DUB	411	0	411
Sell		1,156,888	04/2010	GSC	125	0	125
Sell		1,131,922	04/2010	MSC	93	0	93
Sell		1,080,900	04/2010	RBS	97	0	97
Sell		1,294,153	05/2010	RBS	55	0	55
Buy	KRW	231,560	04/2010	DUB	2	0	2
Sell		231,560	04/2010	HSBC	0	(5)	(5)
Buy		1,715,000	07/2010	BCLY	62	0	62
Buy		19,400,267	07/2010	DUB	905	0	905
Buy		2,827,055	07/2010	MSC	98	0	98
Buy		37,477,600	07/2010	UBS	1,382	0	1,382
Buy		6,766,874	08/2010	MSC	201	0	201
Buy		9,165,080	11/2010	BCLY	238	0	238
Buy		7,514,749	11/2010	BOA	226	0	226
Buy		32,585,713	11/2010	CITI	572	0	572
Buy		5,964,138	11/2010	DUB	100	0	100
Sell		231,560	11/2010	DUB	0	(2)	(2)
Buy		3,120,180	11/2010	GSC	76	0	76
Buy		24,374,576	11/2010	JPM	190	(34)	156
Buy		11,787,264	11/2010	MSC	97	0	97
Sell		21,992,350	11/2010	RBS	13	0	13
Buy	MXN	648,133	04/2010	CITI	4,819	0	4,819
Sell		678,869	04/2010	DUB	0	(257)	(257)
Buy		758,249	04/2010	HSBC	5,272	0	5,272
Sell		729,200	04/2010	HSBC	0	(470)	(470)

66	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

March 31, 2010

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	227,853	04/2010	JPM	$1,000	$0	$1,000
Sell		128,305	04/2010	JPM	0	(46)	(46)
Buy		149,209	04/2010	MSC	649	0	649
Buy		676,287	09/2010	DUB	237	0	237
Buy		729,200	09/2010	HSBC	455	0	455
Buy		128,305	09/2010	JPM	44	0	44
Buy	MYR	176	06/2010	MSC	2	0	2
Buy		1,059	10/2010	BCLY	11	0	11
Buy		172	10/2010	BOA	2	0	2
Buy		522	10/2010	CITI	6	0	6
Buy		55	10/2010	DUB	1	0	1
Buy	PHP	1,688	04/2010	BCLY	0	0	0
Buy		1,667	04/2010	CITI	0	0	0
Sell		8,748	04/2010	DUB	0	(7)	(7)
Sell		1,688	11/2010	BCLY	0	0	0
Sell		1,667	11/2010	CITI	0	0	0
Buy	SGD	51,580	06/2010	BCLY	558	0	558
Buy		14,609	06/2010	CITI	169	0	169
Buy		40,483	06/2010	DUB	238	0	238
Sell		21,549	06/2010	GSC	1	0	1
Buy		1,539	06/2010	MSC	0	0	0
Buy		31,970	06/2010	UBS	225	0	225
Buy		639	09/2010	BCLY	0	0	0
Buy		475	09/2010	CITI	2	0	2
Buy		409	09/2010	GSC	1	0	1

					$28,781	$(2,689)	$26,092

(l)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Category++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$1,387,021	$0	$1,387,021
U.S. Treasury Obligations	0	13,727,298	0	13,727,298
Short-Term Instruments	1,031,375	794,756	0	1,826,131
Other Investments+++	8,011	1,252,193	46,517	1,306,721

Investments, at value	$1,039,386	$17,161,268	$46,517	$18,247,171
Financial Derivative Instruments++++	$6,354	$37,177	$(23,100)	$20,431

Totals	$1,045,740	$17,198,445	$23,417	$18,267,602

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)+++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010+++++
Other Investments+++	$1,951	$46,324	$13	$(4,428)	$7,037	$(4,380)	$46,517	$180
Financial Derivative Instruments++++	$(72,024)	$(5,903)	$0	$4,428	$59,449	$(9,050)	$(23,100)	$18,299

Totals	$(70,073)	$40,421	$13	$0	$66,486	$(13,430)	$23,417	$18,479

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++

Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

See Accompanying Notes	Annual Report	March 31, 2010	67

Consolidated Schedule of Investments  CommodityRealReturn Strategy Fund®   (Cont.)

March 31, 2010

(m)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$5,786	$5,786
Variation margin receivable^^	3,074	0	0	0	0	3,074
Unrealized appreciation on foreign currency contracts	0	28,781	0	0	0	28,781
Unrealized appreciation on swap agreements	15,065	0	1,589	0	28,087	44,741

	$18,139	$28,781	$1,589	$0	$33,873	$82,382

Liabilities:
Written options outstanding	$13,300	$1,377	$0	$0	$23,335	$38,012
Variation margin payable^^	0	0	0	0	320	320
Unrealized depreciation on foreign currency contracts	0	2,689	0	0	0	2,689
Unrealized depreciation on swap agreements	3,570	0	7,188	0	7,986	18,744

	$16,870	$4,066	$7,188	$0	$31,641	$59,765

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(1,571)	$0	$0	$0	$(25,264)	$(26,835)
Net realized gain (loss) on futures contracts, written options and swaps	104,381	0	(33,946)	0	1,783,340	1,853,775
Net realized (loss) on foreign currency transactions	0	(59,908)	0	0	0	(59,908)

	$102,810	$(59,908)	$(33,946)	$0	$1,758,076	$1,767,032

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(3,194)	$0	$0	$0	$124	$(3,070)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	46,310	1,042	(28,710)	0	166,689	185,331
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	51,824	0	0	0	51,824

	$43,116	$52,866	$(28,710)	$0	$166,813	$234,085

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $6,354 as reported in the Notes to Schedule of Investments.

68	PIMCO Funds	Inflation-Protected Funds	See Accompanying Notes

Notes to Financial Statements

March 31, 2010

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of seven funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value The Net Asset Value  (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the

Annual Report	March 31, 2010	69

Notes to Financial Statements  (Cont.)

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the CommodityRealReturn Strategy Fund® and the RealEstateRealReturn Strategy Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the CommodityRealReturn Strategy Fund® and the RealEstateRealReturn Strategy Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

The Real Income 2019 FundTM and Real Income 2029 FundTMs’ distribution strategy is designed to provide a monthly distribution adjusted for inflation until each Fund’s final maturity date. Each Fund’s monthly distribution will primarily consist of its net investment income and will likely include principal from the inflation-indexed bonds that have recently matured or proceeds from the sale of securities. A portion of a monthly distribution will likely consist of a return of capital to shareholders. This means that over the life of the Fund you will likely receive a portion of your investment back as part of each monthly distribution. This also means that, the closer a new or subsequent investment is to the maturity date of the Fund, the greater the monthly distribution rate will be for that investment. This is because you will receive a greater portion of that investment back in a monthly distribution due to the shorter time horizon.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments.

As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

(h) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

70	PIMCO Funds	Inflation-Protected Funds

March 31, 2010

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Annual Report	March 31, 2010	71

Notes to Financial Statements  (Cont.)

(h) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

(i) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

72	PIMCO Funds	Inflation-Protected Funds

March 31, 2010

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation cap. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into asset, credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap.

A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of reference assets, so that a Fund can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap package involves transactions in which a Fund acquires a bond position and then enters into an interest rate swap with the bank that sold a Fund the bond. This transforms the fixed coupon of the bond into a LIBOR based floating coupon.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of

Annual Report	March 31, 2010	73

Notes to Financial Statements  (Cont.)

payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset

74	PIMCO Funds	Inflation-Protected Funds

March 31, 2010

is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks   A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Annual Report	March 31, 2010	75

Notes to Financial Statements  (Cont.)

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

Where relevant the Funds have filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that had exposure to Lehman Brothers Special Financing Inc., have entered into a settlement agreement and those Funds that owed money to Lehman Brothers Special Financing Inc. have paid such amounts pursuant to the terms of the settlement agreement.

6.  BASIS FOR CONSOLIDATION FOR THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”), a Cayman Islands exempted company, was incorporated on July 21, 2006 as a wholly owned subsidiary acting as an investment vehicle for the CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. A subscription agreement was entered into between the CRRS Fund and the CRRS Subsidiary on August 1, 2006, comprising the entire issued share capital of the CRRS Subsidiary with the intent that the CRRS Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of the CRRS Subsidiary, shares issued by the CRRS Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the CRRS Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the CRRS Subsidiary. As of March 31, 2010, net assets of the CRRS Fund were approximately $17 billion, of which approximately $2 billion, or approximately 12.1%, represented the CRRS Fund’s ownership of all issued shares and voting rights of the CRRS Subsidiary.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	A, B, C and R Classes	Class D	Class P
Real Income 2019 FundTM	0.19%	0.20%	N/A	0.35%	0.35%	0.30%
Real Income 2029 FundTM	0.19%	0.20%	N/A	0.35%	0.35%	0.30%
Real Return Asset Fund	0.30%	0.25%	N/A	N/A	N/A	N/A
Real Return Fund	0.25%	0.20%	0.20%	0.40%	0.35%	0.30%
RealEstateRealReturn Strategy Fund	0.49%	0.25%	N/A	0.45%	0.40%	0.35%
Tax Managed Real Return Fund	0.25%	0.20%	N/A	0.35%	0.35%	0.30%
CommodityRealReturn Strategy Fund®	0.49%	0.25%	0.25%	0.50%	0.50%	0.35%

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium.

Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not

76	PIMCO Funds	Inflation-Protected Funds

March 31, 2010

more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
All other Funds	0.50%	0.25%
Real Return Asset, RealEstateRealReturn Strategy and CommodityRealReturn Strategy® Funds	0.75%	0.25%
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has contractually agreed to waive a portion of the Real Income 2019 FundTM, Real Income 2029 FundTM and Tax Managed Real Return Funds’ Supervisory and Administrative Fees through July 31, 2011, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class A	Class C	Class D	Class P	Class R
Real Income 2019 Fund™	0.39%	—	0.79%	1.29%	0.79%	0.49%	—
Real Income 2029 Fund™	0.39%	—	0.79%	1.29%	0.79%	0.49%	—
Tax Managed Real Return Fund	0.45%	—	0.85%	1.35%	0.85%	0.55%	—

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
Real Income 2019 FundTM	$33
Real Income 2029 FundTM	42
Tax Managed Real Return Fund	42

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Acquired Fund Fees and Expenses  The CRRS Subsidiary has entered into a separate contract with PIMCO for the management of the CRRS Subsidiary’s portfolio pursuant to which the CRRS Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%,

Annual Report	March 31, 2010	77

Notes to Financial Statements  (Cont.)

respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the CRRS Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. The waiver is reflected in the Statement of Operations as Waiver by Manager. For the period ended March 31, 2010, the amount was $13,097,389.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Real Return Asset Fund	$6,061	$25,356
Real Return Fund	81,459	150,146
RealEstateRealReturn Strategy Fund	0	4,615
CommodityRealReturn Strategy Fund®	53,848	57,098

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2010 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	`Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain
Real Return Asset Fund	$77,031	$2,224,378	$2,259,300	$4	$42,182	$178	$69
Real Return Fund	267,844	6,381,320	6,547,900	0	101,333	520	88
RealEstateRealReturn Strategy Fund	14,011	562,453	561,700	0	14,775	53	12
CommodityRealReturn Strategy Fund®	2,840	11,679,308	10,651,000	3	1,031,375	1,608	223

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Real Income 2019 Fund™	$24,044	$17,659	$0	$0
Real Income 2029 Fund™	18,761	14,810	0	0
Real Return Asset Fund	23,398,688	23,668,859	2,994,370	3,870,182
Real Return Fund	68,429,329	70,265,938	10,127,397	11,351,296
RealEstateRealReturn Strategy Fund	1,838,252	2,087,115	598,865	687,927
Tax Managed Real Return Fund	28,632	28,667	13,368	150
CommodityRealReturn Strategy Fund®	54,332,617	51,783,525	19,858,725	17,135,194

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March 31, 2010

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Real Income 2019 Fund ™		Real Income 2029 Fund ™		Real Return Asset Fund
	Period from 10/30/2009 to 03/31/2010		Period from 10/30/2009 to 03/31/2010		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	346	$3,456	383	$3,829	164,345	$1,737,745	261,695	$2,922,113
Class P	4	35	4	41	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	13	133	9	85	0	0	0	0
Other Classes	308	3,034	21	211	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	14	134	8	77	16,905	183,078	35,552	349,332
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	1	0	0	0	0	0	0
Other Classes	3	32	0	2	0	0	0	0
Cost of shares redeemed
Institutional Class	0	(2)	(1)	(5)	(100,133)	(1,112,846)	(184,499)	(1,853,869)
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	(3)	(32)	(3)	(25)	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	685	$6,791	421	$4,215	81,117	$807,977	112,748	$1,417,576

	Real Return Fund				RealEstateRealReturn Strategy Fund				Tax Managed Real Return Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009		Period from 10/30/2009 to 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	343,562	$3,624,457	243,142	$2,584,278	9,329	$33,096	210,712	$938,060	1,184	$12,075
Class P	75,805	790,660	209	2,001	697	3,117	2	10	1	10
Administrative Class	46,143	490,490	62,775	670,678	0	0	0	0	0	0
Class D	69,988	747,250	52,954	560,311	1,820	7,531	10,300	56,750	117	1,206
Other Classes	282,556	2,997,771	246,820	2,590,175	7,936	31,718	4,799	26,462	60	613
Issued as reinvestment of distributions
Institutional Class	24,920	266,222	40,147	396,284	3,235	14,364	0	0	5	45
Class P	420	4,509	0	4	66	294	0	0	0	0
Administrative Class	3,370	35,987	5,132	49,962	0	0	0	0	0	0
Class D	4,235	45,220	6,625	64,404	362	1,568	0	0	0	2
Other Classes	15,996	170,794	25,657	248,257	1,435	6,135	0	0	0	0
Cost of shares redeemed
Institutional Class	(164,914)	(1,740,040)	(486,927)	(4,977,676)	(61,740)	(207,357)	(207,307)	(600,593)	(72)	(741)
Class P	(14,768)	(158,921)	(6)	(59)	(65)	(253)	0	0	0	0
Administrative Class	(25,918)	(276,354)	(60,792)	(616,410)	0	0	0	0	0	0
Class D	(38,848)	(412,054)	(57,099)	(581,370)	(2,200)	(8,310)	(8,913)	(38,637)	0	0
Other Classes	(190,070)	(1,998,451)	(226,325)	(2,300,184)	(4,236)	(16,385)	(5,804)	(25,041)	(2)	(17)
Net increase (decrease) resulting from Fund share transactions	432,477	$4,587,540	(147,688)	$(1,309,345)	(43,361)	$(134,482)	3,789	$357,011	1,293	$13,193

Annual Report	March 31, 2010	79

Notes to Financial Statements  (Cont.)

	CommodityRealReturn Strategy Fund®
	Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,109,230	$8,327,938	444,450	$3,864,057
Class P	95,565	732,039	2,841	20,913
Administrative Class	76,449	579,712	85,055	884,467
Class D	69,048	520,406	37,874	455,737
Other Classes	175,622	1,317,668	99,616	1,087,415
Issued as reinvestment of distributions
Institutional Class	94,169	749,293	134,365	906,566
Class P	2,747	22,000	132	783
Administrative Class	11,442	90,157	34,606	225,581
Class D	7,455	58,591	20,822	140,838
Other Classes	21,263	166,173	58,761	389,865
Cost of shares redeemed
Institutional Class	(468,058)	(3,610,369)	(280,611)	(3,112,449)
Class P	(12,209)	(96,323)	(253)	(1,780)
Administrative Class	(29,156)	(223,980)	(93,109)	(794,828)
Class D	(38,302)	(295,262)	(63,193)	(751,300)
Other Classes	(100,931)	(754,268)	(125,321)	(1,518,957)
Net increase resulting from Fund share transactions	1,014,334	$7,583,775	356,035	$1,796,908

12.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders – including certain registered investment companies and other funds managed by PIMCO – were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and

GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CRRS Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

80	PIMCO Funds	Inflation-Protected Funds

March 31, 2010

If, during a taxable year, the CRRS Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS Fund as a deductible amount for Federal income tax purposes. Note that the loss from the CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS Fund as income for Federal income tax purposes.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Real Income 2019 Fund™	$0	$0	$(1)	$(8)	$0	$0
Real Income 2029 Fund™	0	0	(19)	0	0	0
Real Return Asset Fund	15,023	0	(143,906)	(3,265)	(35,907)	0
Real Return Fund	19,335	0	(91,288)	(34,546)	(515,571)	0
RealEstateRealReturn Strategy Fund	117,908	0	(8,515)	(26)	(114,641)	(2,663)
Tax Managed Real Return Fund	52	5	(43)	(1)	0	0
CommodityRealReturn Strategy Fund®	1,436,946	0	118,742	(14,862)	(567,425)	0

(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018 (5)
Real Return Asset Fund	$0	$0	$0	$0	$0	$0	$0	$35,907
Real Return Fund	0	0	0	0	0	0	0	515,571
RealEstateRealReturn Strategy Fund	0	0	0	0	8,747	0	10,381	95,513
CommodityRealReturn Strategy Fund®	0	0	0	0	0	0	0	567,425

(5)	Portion of amount for RealEstateRealReturn Strategy Fund represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Real Income 2019 Fund™	$6,718	$14	$(15)	$(1)
Real Income 2029 Fund™	4,072	10	(29)	(19)
Real Return Asset Fund	5,400,704	75,597	(223,118)	(147,521)
Real Return Fund	19,379,500	10,126	(136,956)	(126,830)
RealEstateRealReturn Strategy Fund	217,741	2,479	(11,079)	(8,600)
Tax Managed Real Return Fund	13,768	65	(35)	30
CommodityRealReturn Strategy Fund®	18,169,451	195,318	(117,598)	77,720

(6)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, and passive foreign investment companies for federal income tax purposes.

Annual Report	March 31, 2010	81

Notes to Financial Statements  (Cont.)

March 31, 2010

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010				March 31, 2009
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
Real Income 2019 Fund™	$0	$50	$0	$136	N/A	N/A	N/A	N/A
Real Income 2029 Fund™	0	45	0	36	N/A	N/A	N/A	N/A
Real Return Asset Fund	0	183,063	229	0	$0	$324,803	$24,917	$0
Real Return Fund	0	620,491	0	0	0	892,288	0	0
RealEstateRealReturn Strategy Fund	0	23,625	0	0	0	0	0	0
Tax Managed Real Return Fund	49	1	0	0	N/A	N/A	N/A	N/A
CommodityRealReturn Strategy Fund®	0	1,111,996	189,872	0	0	1,750,213	199,841	0

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14.  SUBSEQUENT EVENTS

Effective April 1, 2010, the minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The investment adviser has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

82	PIMCO Funds	Inflation-Protected Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Class P, Administrative and Class D Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets and of cash flows and the financial highlights for the Institutional, Class P, Administrative and Class D shares present fairly, in all material respects, the financial position of the Real Income 2019 Fund™, Real Income 2029 Fund™, Real Return Asset Fund, Real Return Fund, RealEstateRealReturn Strategy Fund, Tax Managed Real Return Fund, and CommodityRealReturn Strategy Fund® for the year then ended, seven of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cashflows for the RealEstateRealReturn Strategy Fund and the CommodityRealReturn Strategy Fund® and the financial highlights of the Funds for the Institutional, Class P, Administrative and Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for the CommodityRealReturn Strategy Fund®) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

Annual Report	March 31, 2010	83

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	KRW	South Korean Won	SGD	Singapore Dollar
CHF	Swiss Franc	MXN	Mexican Peso	USD	United States Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
KCBT	Kansas City Board of Trade

Index Abbreviations:
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	GSCI	Goldman Sachs Commodity Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	GSED19TR	Goldman Sachs Enhanced Strategies E19 Total Return
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	LPP2TR	Pure Beta Plus II Total Return Index Value
BXCS1469	Commodity Strategy 1469 Copper 3 Month Deferred Total Return	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CDX.HY	Credit Derivatives Index - High Yield	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	MOTT3002	Modified Dow Jones-UBS Commodity IndexSM Total Return
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	SPGCCNTR	S&P GSCI Corn Index
CSD0TR	Credit Suisse Commodities Benchmark Composite Total Return	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	SPGCKWP	S&P GSCI Kansas Wheat Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPGCWHP	S&P GSCI Wheat Index
DJUBHGTR	Dow Jones-UBS Copper Subindex Total Return	ENHGD84T	Dow Jones-AIG E84 Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
DJUBS	Dow Jones-UBS Commodity Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FSA	Financial Security Assurance, Inc.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	GTD	Guaranteed	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate

84	PIMCO Funds	Inflation-Protected Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Real Income 2019 Fund™	0.00%	0.00%	$20	$0
Real Income 2029 Fund™	0.00%	0.00%	26	0
Real Return Asset Fund	0.07%	0.07%	141,371	6,151
Real Return Fund	0.27%	0.27%	493,495	0
RealEstateRealReturn Strategy Fund	0.10%	0.10%	8,869	0
Tax Managed Real Return Fund	0.00%	0.00%	0	0
CommodityRealReturn Strategy Fund®	0.06%	0.06%	410,745	0

Exempt Interest Dividends. For the benefit of shareholders of the Tax Managed Real Return Fund, this is to inform you that 98.04% of the dividends paid by the Fund during its fiscal year ended March 31, 2010 qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Annual Report	March 31, 2010	85

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

86	PIMCO Funds	Inflation-Protected Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

Annual Report	March 31, 2010	87

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

88	PIMCO Funds	Inflation-Protected Funds

Approval of Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

On August 11, 2009, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including a majority of the independent Trustees (the “Independent Trustees”), approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of PIMCO Real Income 2019 Fund™, PIMCO Real Income 2029 Fund™ and PIMCO Tax Managed Real Return Fund, new series of the Trust (each a “Fund” and, together, the “Funds”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

The Trustees received a variety of materials relating to the services proposed to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board reviewed materials, which included comparative industry data with regard to investment advisory fees and expenses of funds with investment objectives and policies similar to those of the Funds. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and supervisory and administrative services to the Funds.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial

Strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to other series of the Trust under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the Funds and their shareholders.

3.	Investment Performance

As the Funds had not yet commenced operations at the time of the Board meeting, the Trustees did not receive nor consider investment performance information.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for each Fund, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Funds’ investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the Funds’ total expenses to be reasonable.

At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the Funds; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts. The Board did consider that the Tax Managed Real Return Fund is similar to a private fund offered by PIMCO, although the private fund’s investments are more illiquid than the Tax Managed Real Return Fund, which prevented a meaningful comparison.

Annual Report	March 31, 2010	89

Approval of Investment Advisory Contract and Supervision and Administration Agreement  (Cont.)

(Unaudited)

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that each Fund’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if each Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each Class of each Fund by waiving a portion of its supervisory and administrative fee or reimbursing a Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a Class of a Fund exceeds 0.49 basis points in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the Funds, are reasonable and approval of the Agreements would likely benefit the Funds and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Funds were new series at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with each Fund was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio).

The Board concluded that each Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Fund, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: sales charges and distribution fees received and retained by the Funds’ principal underwriter, an affiliate of PIMCO; and possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the various series of the Trust, including the Funds. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the Funds and their shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant each Fund’s Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Funds, and that the approval of the Agreements was in the best interests of the Funds and their shareholders.

90	PIMCO Funds	Inflation-Protected Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI24551 AR 033110

Share Classes	Institutional ■ P ■ Administrative ■ D

Annual Report March 31, 2010

Credit Bond Funds

Convertible Fund

Diversified Income Fund

Floating Income Fund

High Yield Fund

Investment Grade Corporate Bond Fund

Long-Term Credit Fund

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606, on the Funds’ website at www.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Funds’ website at www.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco-funds.com, 1-800-927-4648.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear PIMCO Funds Shareholder:

What a difference a year makes. In March 2009, financial markets generally reached their lows in response to one of the most severe systemic market crises since the Great Depression. Over the past twelve months, however, significant government intervention focused on unprecedented fiscal stimulus and near zero short-term interest rates helped to stabilize financial markets. As a result, risk sectors such as equity and high-yield credit benefited and rebounded in a methodic rally throughout the year.

In this environment, and broadly across all potential market environments, we look for ways to position our clients’ portfolios to take advantage of opportunities, yet helping protect against larger risks and uncertainties. By designing and implementing global investment solutions for our clients, we can guide them through the investment journey. This becomes increasingly important as we look to meet the challenges associated with unwinding the significant excess monetary reserves created through quantitative easing policies and government asset purchase programs in the U.S., a rising sovereign debt burden, and the evolving reality of a desynchronized global economic recovery.

We are pleased that on January 12, 2010, Morningstar® named Bill Gross Fixed-Income Fund Manager of the Decade. This honor is particularly satisfying recognition reflecting the work of Bill Gross and a very talented and flexible team of PIMCO investment professionals in challenging and changing market conditions over the first decade of this new century.

Included below are highlights of the financial markets during our twelve-month fiscal reporting period:

■

The Federal Reserve maintained a target range for the Federal Funds Rate of 0.00% to 0.25% and the Bank of England kept its key-lending rate at 0.50%, while the European Central Bank reduced its overnight rate by 0.25% to 1.00%. The Bank of Japan maintained its lending rate at 0.10%.

■

Returns on corporate bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) were positive as investors moved into higher yielding, riskier asset classes. The benchmark ten-year U.S. Treasury note yielded 3.83% at the end of the reporting period, or 1.12% higher than at March 31, 2009. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. high-grade bonds, returned 7.69% for the reporting period.

■

Corporate bonds, especially high-yield bonds, were among the best performing fixed-income asset classes during the reporting period. Credit premiums continued to tighten, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Improving corporate balance sheets among the largest corporations, as compared to a deteriorating U.S. government balance sheet, encouraged investors to prefer corporate bonds over U.S. Treasury securities.

■

Agency MBS performed better than comparable U.S. Treasury securities due in part to the success of the Federal Reserve’s MBS Purchase Program, which absorbed $1.25 trillion of Agency MBS since the program’s inception. Non-Agency MBS also performed well as a lack of new issuance over the last two years and anticipated demand from the U.S. Government’s Public-Private Investment Program caused prices to move higher. In the ABS market, the U.S. Government’s Term Asset- Backed Securities Loan Facility (“TALF”) was successful in inducing investor demand for high-quality consumer ABS.

2	PIMCO Funds	Credit Bond Funds

■

Municipal bonds outperformed comparable U.S. Treasury securities as investors moved into higher yielding asset classes. The strong performance within the municipal bond sector was led by consistent demand from investors and lower tax-exempt supply due in large part to the Build America Bond program. The Barclays Capital Municipal Bond Index returned 9.69% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher. Real yields declined while nominal yields generally rose as markets stabilized with signs of an economic recovery and the potential for an increase in inflation becoming more apparent. The Barclays Capital U.S. TIPS Index returned 6.18% for the reporting period. In addition, commodities index returns were positive, as represented by the Dow Jones-UBS Commodity Index Total Return, which returned 20.53% for the reporting period.

■

Emerging market (“EM”) bonds denominated in both U.S. dollars and local EM currencies performed well during the reporting period. Increasing concern over sovereign debt levels towards the latter part of the reporting period, namely in Greece and in some other developed countries, caused EM credit premiums to grow, but ultimately benefited EM returns given the generally stronger initial conditions and growth outlook of EM countries.

■

Equity markets worldwide trended higher as investors returned due to the low value of certain equities and the peak in the liquidation cycle in early March 2009. U.S. equities, as measured by the S&P 500 Index, returned 49.77% and international equities, as represented by the MSCI World Index, returned 52.37% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit our website at www.pimco-funds.com or our investment manager’s website at www.pimco.com.

Sincerely,

Brent R. Harris

Chairman of the Board and President, PIMCO Funds

May 14, 2010

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

The Fund Manager of the Decade award, which is a new award from Morningstar, recognizes fund managers who have achieved excellent risk-adjusted results over the past ten years (2000-2009) and have an established record of serving shareholders well. While the awards focus on performance over the past decade, Morningstar takes into consideration other factors, including the fund manager’s strategy, approach to risk, size of the fund, and stewardship. Both individual fund managers and management teams are eligible, and being a previous winner of the Morningstar Fund Manager of the Year award isn’t a prerequisite. Morningstar’s fund analysts select the Fund Manager of the Decade award winners based on Morningstar’s proprietary research and in-depth evaluation.

Annual Report	March 31, 2010	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class and Class D shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $5,000,000 at the beginning of the first full month following the Fund’s Institutional Class inception. In addition to its benchmark, each Fund measures its performance against a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class P, Administrative Class and Class D shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class and Class D shares. The Class P shares of the following Funds were first offered in (month/year): Diversified Income Fund (4/08), Floating Income Fund (4/08), High Yield Fund (4/08), and Investment Grade Corporate Bond Fund (4/08). The Administrative Class shares of the following Funds were first offered in (month/year): High Yield Fund (1/95), Convertible Fund (8/00), Investment Grade Corporate Bond Fund (9/02), Diversified Income Fund (10/04), and Floating Income Fund (12/05). The Class D shares of the following Funds were first offered in (month/year): High Yield Fund (4/98), Diversified Income Fund (7/03), Floating Income Fund (7/04), and Investment Grade Corporate Bond Fund (7/04). All other Funds in this Annual Report do not currently offer Class P, Administrative Class and Class D shares. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

4	PIMCO Funds	Credit Bond Funds

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”), which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Administrative Class and Class D only), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2009 to March 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2010	5

PIMCO Convertible Fund

Institutional Class - PFCIX
Administrative Class - PFCAX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional or Administrative Class Shares is $5,000,000.

Allocation Breakdown‡

Industrials	55.1%
Convertible Preferred Securities	16.7%
Banking & Finance	15.8%
Short-Term Instruments	5.5%
Utilities	5.0%
Other	1.9%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010

	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	64.89%	5.06%	2.16%	6.45%
PIMCO Convertible Fund Administrative Class	64.68%	4.78%	1.89%	6.18%
BofA Merrill Lynch All Convertibles Index	53.24%	4.82%	2.02%	5.22%
Lipper Convertible Securities Funds Average	46.25%	4.18%	2.56%	5.58%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional and Administrative Class prospectus dated 10/01/09, as supplemented to date, is 0.66% for the Institutional Class shares and 0.91% for the Administrative Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,141.83	$1,140.53	$1,021.69	$1,020.44
Expenses Paid During Period†	$3.47	$4.80	$3.28	$4.53

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.65% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as ten-year yields rose over the period.

»	An overweight to the financials sector benefited performance as the sector outperformed the BofA Merrill Lynch All Convertibles Index for the period.

»	An underweight to the technology sector benefited performance as the sector underperformed over the period.

»	An underweight to the telecommunications sector benefited performance as the sector underperformed over the period.

»	An underweight to the transportation sector for most of the period detracted from relative performance as the sector significantly outperformed over the period.

»	An underweight to consumer discretionary credits detracted from performance as the sector outperformed the BofA Merrill Lynch All Convertibles Index for the period.

»	An above-benchmark index allocation to the utilities sector detracted from performance as the sector underperformed for the period.

6	PIMCO Funds	Credit Bond Funds

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class P - PDVPX
Administrative Class - PDAAX	Class D - PDVDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Corporate Bonds & Notes	52.8%
Sovereign Issues	17.0%
Foreign Currency-Denominated Issues	12.7%
Mortgage-Backed Securities	9.4%
Short-Term Instruments	2.7%
Other	5.4%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	37.21%	7.46%	8.30%
PIMCO Diversified Income Fund Class P	37.08%	7.35%	8.19%
PIMCO Diversified Income Fund Administrative Class	36.87%	7.20%	8.03%
PIMCO Diversified Income Fund Class D	36.67%	7.04%	7.85%
Barclays Capital Global Credit Hedged USD Index	22.67%	5.39%	5.59%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	31.59%	7.18%	7.77%
Lipper Multi-Sector Income Funds Average	30.86%	5.57%	6.65%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.79% for the Institutional Class shares, 0.89% for the Class P shares, 1.04% for the Administrative Class shares, and 1.19% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,087.20	$1,086.66	$1,085.86	$1,085.03	$1,021.19	$1,020.69	$1,019.95	$1,019.20
Expenses Paid During Period†	$3.90	$4.42	$5.20	$5.98	$3.78	$4.28	$5.04	$5.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.75% for Institutional Class, 0.85% for Class P, 1.00% for Administrative Class, and 1.15% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to emerging market (“EM”) debt detracted from relative performance. EM debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBIG”), returned 29.15% during the period, underperforming the Fund’s secondary benchmark index.

»

An overall underweight allocation to investment-grade credit benefited relative performance as this segment of the credit market, as represented by the credit component of the Barclays Capital Global Aggregate Bond Index, returned 18.66%, underperforming the Fund’s secondary benchmark index.

»

An underweight allocation to global high-yield bonds detracted from relative performance as this segment of the credit market, as represented by the BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index, returned 48.34%, outperforming the Fund’s secondary benchmark index.

»

Exposure to commercial mortgage-backed securities (“CMBS”) benefited relative performance as CMBS, as represented by the Barclays Capital CMBS Index, returned 42.81% during the period, outperforming the Fund’s secondary benchmark index.

»

An overweight allocation to Russia benefited relative performance. Russia, as represented by the JPMorgan EMBIG Russia sub index, returned 33.60% for the period, outperforming the Fund’s secondary benchmark index.

»

An underweight allocation to real estate investment trusts (“REITs”) detracted from relative performance as REITs, as represented by the REITs component of the Barclays Capital Global Aggregate Bond Index, outperformed the Fund’s secondary benchmark index with a return of 42.33% for the period.

»

An overweight allocation to investment-grade banking corporate debt detracted from relative performance as banking issues, as represented by the banking component of the Barclays Capital Global Aggregate Bond Index, returned 24.00% during the period, underperforming the Fund’s secondary benchmark index.

»

An overweight allocation to Uruguay benefited relative performance as Uruguayan bonds, as represented by the JPMorgan EMBIG Uruguay sub index, returned 42.68% for the period, outperforming the Fund’s secondary benchmark index.

Annual Report	March 31, 2010	7

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class P - PFTPX
Administrative Class - PFTAX	Class D - PFIDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Corporate Bonds & Notes	52.8%
Foreign Currency-Denominated Issues	12.2%
Sovereign Issues	11.4%
Short-Term Instruments	8.4%
Mortgage-Backed Securities	7.1%
Other	8.1%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	37.08%	3.94%	4.16%
PIMCO Floating Income Fund Class P	36.94%	3.84%	4.06%
PIMCO Floating Income Fund Administrative Class	36.77%	3.69%	3.91%
PIMCO Floating Income Fund Class D	36.55%	3.53%	3.74%
3 Month USD LIBOR Index	0.59%	3.56%	3.39%	*
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	29.23%	2.07%	2.46%	*
Lipper Loan Participation Funds Average	34.62%	3.21%	3.45%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.63% for the Institutional Class shares, 0.73% for the Class P shares, 0.88% for the Administrative Class shares, and 1.03% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,094.49	$1,093.98	$1,093.10	$1,092.33	$1,022.19	$1,021.69	$1,020.94	$1,020.19
Expenses Paid During Period†	$2.87	$3.39	$4.17	$4.96	$2.77	$3.28	$4.03	$4.78

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.55% for Institutional Class, 0.65% for Class P, 0.80% for Administrative Class, and 0.95% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve floating rate income, including, but not limited to variable and floating-rate fixed-income instruments, fixed-income instruments with durations of less than or equal to one year, and fixed-rate fixed-income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overall overweight to emerging market (“EM”) debt detracted from relative performance. EM debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBIG”), returned 29.15% during the period, underperforming the Fund’s secondary benchmark index.

»

An overall underweight allocation to investment-grade credit benefited relative performance as this segment of the credit market, as represented by the credit component of the Barclays Capital Global Aggregate Bond Index, returned 18.66%, underperforming the Fund’s secondary benchmark index.

»

An underweight allocation to global high-yield bonds detracted from relative performance as this segment of the credit market, as represented by the BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index, returned 48.34%, outperforming the Fund’s secondary benchmark index.

»

Exposure to commercial mortgage-backed securities (“CMBS”) benefited relative performance as CMBS, as represented by the Barclays Capital CMBS Index, returned 42.81% during the period, outperforming the Fund’s secondary benchmark index.

»

An overweight allocation to Russia benefited relative performance as Russia debt, as represented by the JPMorgan EMBIG Russia sub index returned 33.60% for the period, outperforming the Fund’s secondary benchmark index.

»

An underweight allocation to real estate investment trusts (“REITs”) detracted from relative performance as REITs, as represented by the REITs component of the Barclays Capital Global Aggregate Bond Index, outperformed the Fund’s secondary benchmark index with a return of 42.33% for the period.

»

An overweight allocation to investment-grade banking corporate debt detracted from relative performance as banking issues, as represented by the banking component of the Barclays Capital Global Aggregate Bond Index returned 24.00% during the period, underperforming the Fund’s secondary benchmark index.

»

An overweight allocation to Uruguay benefited relative performance as Uruguayan bonds, as represented by the JPMorgan EMBIG Uruguay sub index, returned 42.68% for the period, outperforming the Fund’s secondary benchmark index.

8	PIMCO Funds	Credit Bond Funds

PIMCO High Yield Fund

Institutional Class - PHIYX	Class P - PHLPX
Administrative Class - PHYAX	Class D - PHYDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Corporate Bonds & Notes	72.9%
Foreign Currency-Denominated Issues	10.5%
Short-Term Instruments	5.8%
Mortgage-Backed Securities	4.4%
Bank Loan Obligations	3.8%
Other	2.6%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	50.75%	6.75%	7.00%	8.22%
PIMCO High Yield Fund Class P	50.60%	6.64%	6.89%	8.11%
PIMCO High Yield Fund Administrative Class	50.38%	6.49%	6.74%	7.96%
PIMCO High Yield Fund Class D	50.23%	6.34%	6.58%	7.80%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index**	43.12%	6.63%	6.75%	7.48%	*
Lipper High Current Yield Funds Average	47.35%	5.56%	5.42%	6.20%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/92.

** The inception date for the BofA Merrill Lynch U.S. High Yield, BB-B rated, Constrained Index was 12/31/1996. Prior to 12/31/1996, the performance of the BofA Merrill Lynch US High Yield, Cash Pay, BB-B Rated Index is shown.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.56% for the Institutional Class shares, 0.66% for the Class P shares, 0.81% for the Administrative Class shares, and 0.91% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,115.21	$1,114.67	$1,113.84	$1,113.29	$1,022.14	$1,021.64	$1,020.89	$1,020.39
Expenses Paid During Period†	$2.95	$3.48	$4.27	$4.79	$2.82	$3.33	$4.08	$4.58

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.56% for Institutional Class, 0.66% for Class P, 0.81% for Administrative Class, and 0.91% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»

An overweight to the broad financial sector, which led the high-yield market, and an emphasis on banks and life insurance, which were among the top performing sub-categories within the broad financial sector, contributed to performance for the period.

»	Exposure to auto-related bonds, which outperformed the broader consumer cyclical category, benefited performance for the period.

»	A below-index weight to the energy sector, which underperformed over the period, added to relative performance for the period.

»	An overweight to the healthcare sector, which lagged the broader market alongside most defensive categories, detracted from performance for the period.

»	An overweight to the utility sector, which was among the worst performing industry categories over the period, detracted from relative performance for the period.

»	Tactical exposure to high-grade bonds, which underperformed high-yield bonds over the period, detracted from performance for the period.

Annual Report	March 31, 2010	9

PIMCO  Investment Grade Corporate Bond Fund

Institutional Class - PIGIX	Class P - PBDPX
Administrative Class - PGCAX	Class D - PBDDX

Cumulative Returns Through March 31, 2010

$5,000,000 invested at the beginning of the first full month following the inception of the Institutional Class.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class Shares is $5,000,000.

The minimum initial investment amount for Class D Shares is $1,000.

Allocation Breakdown‡

Banking & Finance	38.2%
Industrials	33.9%
Utilities	10.1%
U.S. Treasury Obligations	4.5%
Short-Term Instruments	4.1%
Other	9.2%
‡	% of Total Investments as of 03/31/10

Average Annual Total Return for the period ended March 31, 2010
	1 Year	5 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	26.70%	7.75%	8.63%
PIMCO Investment Grade Corporate Bond Fund Class P	26.58%	7.64%	8.52%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	26.39%	7.48%	8.36%
PIMCO Investment Grade Corporate Bond Fund Class D	26.21%	7.32%	8.20%
Barclays Capital U.S. Credit Index	20.83%	5.37%	6.88%	*
Lipper Intermediate Investment Grade Debt Funds Average	15.64%	4.45%	5.71%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Administrative Class, and Class D prospectus dated 10/01/09, as supplemented to date, is 0.50% for the Institutional Class shares, 0.60% for the Class P shares, 0.75% for the Administrative Class shares, and 0.90% for the Class D shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Institutional Class	Class P	Administrative Class	Class D	Institutional Class	Class P	Administrative Class	Class D
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,063.52	$1,063.01	$1,062.23	$1,061.43	$1,022.44	$1,021.94	$1,021.19	$1,020.44
Expenses Paid During Period†	$2.57	$3.09	$3.86	$4.63	$2.52	$3.02	$3.78	$4.53

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.50% for Institutional Class, 0.60% for Class P, 0.75% for Administrative Class, and 0.90% for Class D), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment-grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as ten-year rates rose in the U.S., Europe and the U.K. Tactical underweights to U.S. duration towards the beginning and end of the year were not sufficient to offset negative performance impacts of regional and overall duration overweights throughout the rest of the year.

»	An overweight to the natural gas pipeline sector benefited performance as the sector outperformed the Barclays Capital U.S. Credit Index.

»	An above-index allocation to the banking sector benefited performance as the sector performed better than the Barclays Capital U.S. Credit Index.

»	An underweight to consumer non-cyclical credits added to relative performance as the sector underperformed the Barclays Capital U.S. Credit Index.

»	A below-index allocation to the insurance sector benefited relative performance as insurance credits outperformed the Barclays Capital U.S. Credit Index.

»	An underweight to Real Estate Investment Trust (“REIT”) credits detracted from performance as REIT issuers outperformed the Barclays Capital U.S. Credit Index.

»	The Fund’s underweight exposure to credits in the technology sector benefited performance as technology credits underperformed relative to the Barclays Capital U.S. Credit Index.

10	PIMCO Funds	Credit Bond Funds

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX

Cumulative Returns Through March 31, 2010

The minimum initial investment amount for Institutional Class Shares is $5,000,000.

Allocation Breakdown‡

Corporate Bonds & Notes	82.4%
U.S. Treasury Obligations	6.2%
Municipal Bonds & Notes	5.3%
Short-Term Instruments	1.7%
Mortgage-Backed Securities	1.6%
Other	2.8%
‡	% of Total Investments as of 03/31/10

Cumulative Total Return for the period ended March 31, 2010

	1 Year	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	25.56%	25.56%
Barclays Capital U.S. Long Credit Index	28.05%	28.05%
Lipper General Bond Funds Average	15.41%	15.41%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class prospectus dated 10/01/09, as supplemented to date, is 0.55% for the Institutional Class shares. Details regarding any Fund’s redemption fees or operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimco-funds.com or by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (10/01/09)	$1,000.00	$1,000.00
Ending Account Value (03/31/10)	$1,041.97	$1,022.19
Expenses Paid During Period†	$2.80	$2.77

† Expenses are equal to the net annualized expense ratio of 0.55% for Institutional Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return, which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

In general, an overweight to duration (or sensitivity to changes in market interest rates) detracted from performance as ten-year rates rose in the U.S., Europe and the U.K. Tactical underweights to U.S. duration towards the end of the year were not sufficient to offset negative performance impacts of regional and overall duration overweights throughout much of the rest of the year.

»	An overweight to the natural gas pipeline sector benefited performance as the sector outperformed over the period.

»	An above-benchmark index allocation to the banking sector benefited performance as the sector outperformed the Barclays Capital U.S. Long Credit Index over the period.

»	An underweight to consumer non-cyclical credits, which underperformed over the period, added to relative performance over the period.

»	A below-index allocation to the insurance sector, which outperformed the overall credit market, was a significant detractor from relative performance over the period.

»	The Fund’s overweight exposure to the energy sector, which underperformed, detracted from performance over the period.

Annual Report	March 31, 2010	11

Benchmark Descriptions

Index	Description

1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Global Credit Hedged USD Index	Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This Index was formerly known as the Barclays Capital Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

12	PIMCO Funds	Credit Bond Funds

Index	Description

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to January 1997, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Since June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2010	13

Benchmark Descriptions (Cont.)

Index	Description

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

14	PIMCO Funds	Credit Bond Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2010	15

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Convertible Fund
Institutional Class
03/31/2010	$8.31	$0.73	$4.62	$5.35	$(0.41)	$0.00	$0.00
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00	0.00
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00	0.00
03/31/2006	11.94	0.11	0.91	1.02	(0.34)	0.00	0.00
Administrative Class
03/31/2010	8.51	0.94	4.53	5.47	(0.41)	0.00	0.00
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00	0.00
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00	0.00
03/31/2007	12.89	0.18	1.47	1.65	(0.50)	0.00	0.00
03/31/2006	12.19	0.08	0.93	1.01	(0.31)	0.00	0.00

Diversified Income Fund
Institutional Class
03/31/2010	$8.51	$0.55	$2.54	$3.09	$(0.61)	$0.00	$(0.01)
03/31/2009	10.71	0.58	(1.94)	(1.36)	(0.63)	(0.21)	0.00
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)	0.00
03/31/2007	11.01	0.60	0.30	0.90	(0.63)	(0.15)	0.00
03/31/2006	10.87	0.59	0.26	0.85	(0.60)	(0.11)	0.00
Class P
03/31/2010	8.51	0.54	2.54	3.08	(0.60)	0.00	(0.01)
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)	0.00
Administrative Class
03/31/2010	8.51	0.53	2.54	3.07	(0.59)	0.00	(0.01)
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)	0.00
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)	0.00
03/31/2007	11.01	0.57	0.30	0.87	(0.60)	(0.15)	0.00
03/31/2006	10.87	0.56	0.26	0.82	(0.57)	(0.11)	0.00
Class D
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00
03/31/2006	10.87	0.54	0.26	0.80	(0.55)	(0.11)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$13.25	64.89%	$498,336	0.65%	0.65%	6.78%	203%
(0.25)	8.31	(35.02)	994,199	0.66	0.65	3.51	98
(0.25)	13.07	(3.16)	333,851	0.76	0.65	1.99	149
(0.54)	13.74	13.45	59,765	0.74	0.65	1.64	78
(0.34)	12.62	8.70	53,838	0.65	0.65	0.93	71

(0.41)	13.57	64.68	58,040	0.90	0.90	7.47	203
(0.20)	8.51	(35.24)	2,989	0.91	0.90	2.64	98
(0.21)	13.36	(3.42)	12	1.05	0.90	1.63	149
(0.50)	14.04	13.12	13	0.99	0.90	1.39	78
(0.31)	12.89	8.43	11	0.90	0.90	0.68	71

$(0.62)	$10.98	37.21%	$2,416,831	0.76%	0.75%	5.44%	259%
(0.84)	8.51	(12.92)	1,749,358	0.79	0.75	6.09	244
(0.69)	10.71	2.50	2,113,025	0.83	0.75	5.79	234
(0.78)	11.13	8.42	2,155,586	0.75	0.75	5.43	190
(0.71)	11.01	7.94	1,415,321	0.75	0.75	5.28	128

(0.61)	10.98	37.08	13,327	0.86	0.85	5.23	259
(0.77)	8.51	(14.81)	8	0.89 *	0.85 *	6.07 *	244

(0.60)	10.98	36.87	6,954	1.01	1.00	5.20	259
(0.81)	8.51	(13.14)	4,062	1.04	1.00	5.88	244
(0.66)	10.71	2.25	4,759	1.08	1.00	5.54	234
(0.75)	11.13	8.14	4,818	1.00	1.00	5.17	190
(0.68)	11.01	7.67	4,020	1.00	1.00	5.02	128

(0.58)	10.98	36.67	38,747	1.16	1.15	5.01	259
(0.80)	8.51	(13.26)	18,412	1.19	1.15	5.67	244
(0.64)	10.71	2.10	28,357	1.23	1.15	5.39	234
(0.73)	11.13	7.99	31,332	1.15	1.15	5.01	190
(0.66)	11.01	7.50	36,509	1.15	1.15	4.87	128

Annual Report	March 31, 2010	17

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Floating Income Fund
Institutional Class
03/31/2010	$7.00	$0.42	$2.12	$2.54	$(0.50)	$0.00	$0.00
03/31/2009	9.05	0.44	(2.03)	(1.59)	0.00	0.00	(0.46)
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)	(0.02)
03/31/2007	10.39	0.53	0.32	0.85	(0.64)	(0.05)	0.00
03/31/2006	10.17	0.42	0.31	0.73	(0.48)	(0.03)	0.00
Class P
03/31/2010	7.00	0.42	2.11	2.53	(0.49)	0.00	0.00
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00	(0.41)
Administrative Class
03/31/2010	7.00	0.40	2.12	2.52	(0.48)	0.00	0.00
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00	(0.44)
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)	(0.02)
03/31/2007	10.39	0.51	0.32	0.83	(0.62)	(0.05)	0.00
12/31/2005 - 03/31/2006	10.33	0.11	0.08	0.19	(0.13)	0.00	0.00
Class D
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)
03/31/2008	10.55	0.52	(1.28)	(0.76)	(0.60)	(0.12)	(0.02)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00
03/31/2006	10.17	0.38	0.31	0.69	(0.44)	(0.03)	0.00

High Yield Fund
Institutional Class
03/31/2010	$6.56	$0.71	$2.52	$3.23	$(0.73)	$0.00	$0.00
03/31/2009	9.20	0.66	(2.62)	(1.96)	(0.59)	0.00	(0.09)
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)	0.00
03/31/2007	9.77	0.69	0.18	0.87	(0.69)	(0.01)	0.00
03/31/2006	9.70	0.71	0.08	0.79	(0.72)	0.00	0.00
Class P
03/31/2010	6.56	0.72	2.50	3.22	(0.72)	0.00	0.00
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00	(0.06)
Administrative Class
03/31/2010	6.56	0.69	2.52	3.21	(0.71)	0.00	0.00
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.57)	0.00	(0.09)
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)	0.00
03/31/2007	9.77	0.66	0.18	0.84	(0.66)	(0.01)	0.00
03/31/2006	9.70	0.68	0.08	0.76	(0.69)	0.00	0.00
Class D
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00
03/31/2006	9.70	0.67	0.08	0.75	(0.68)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.40%.

18	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.50)	$9.04	37.08%	$354,497	0.55%		0.55%		5.21%		318%
(0.46)	7.00	(18.10)	622,953	0.63		0.55		5.25		245
(0.78)	9.05	(7.27)	1,527,238	0.56		0.55		5.42		111
(0.69)	10.55	8.48	4,578,703	0.55		0.55		5.05		138
(0.51)	10.39	7.42	1,047,389	0.55		0.55		4.03		83

(0.49)	9.04	36.94	19,879	0.65		0.65		4.87		318
(0.41)	7.00	(21.44)	8	0.73	*	0.65	*	5.21	*	245

(0.48)	9.04	36.77	49	0.80		0.80		4.69		318
(0.44)	7.00	(18.30)	8	0.88		0.80		5.07		245
(0.76)	9.05	(7.48)	9	0.81		0.80		4.98		111
(0.67)	10.55	8.21	10,754	0.80		0.80		4.82		138
(0.13)	10.39	1.84	10	0.80	*	0.80	*	4.45	*	83

(0.47)	9.04	36.55	46,462	0.95		0.95		4.66		318
(0.43)	7.00	(18.42)	17,493	1.03		0.95		4.90		245
(0.74)	9.05	(7.62)	37,762	0.96		0.95		5.05		111
(0.65)	10.55	8.04	147,775	0.95		0.95		4.57		138
(0.47)	10.39	6.98	82,794	0.95		0.95		3.70		83

$(0.73)	$9.06	50.75%	$4,956,393	0.56%		0.55%		8.77%		129%
(0.68)	6.56	(22.05)	4,134,522	0.53	(b)	0.52	(b)	8.48		354
(0.72)	9.20	(0.31)	4,006,599	0.51		0.50		7.12		187
(0.70)	9.94	9.19	4,237,307	0.50		0.50		7.04		75
(0.72)	9.77	8.38	3,890,064	0.50		0.50		7.25		105

(0.72)	9.06	50.60	239,075	0.66		0.65		8.58		129
(0.61)	6.56	(24.98)	30,272	0.64	*(c)	0.63	*(c)	9.05	*	354

(0.71)	9.06	50.38	765,317	0.81		0.80		8.51		129
(0.66)	6.56	(22.24)	615,431	0.78	(b)	0.77	(b)	8.17		354
(0.69)	9.20	(0.55)	852,327	0.76		0.75		6.88		187
(0.67)	9.94	8.93	900,832	0.75		0.75		6.81		75
(0.69)	9.77	8.11	737,876	0.75		0.75		6.98		105

(0.70)	9.06	50.23	712,360	0.91		0.90		8.41		129
(0.65)	6.56	(22.33)	509,635	0.91		0.90		8.22		354
(0.68)	9.20	(0.70)	370,463	0.91		0.90		6.73		187
(0.66)	9.94	8.75	434,491	0.90		0.90		6.64		75
(0.68)	9.77	7.94	452,885	0.90		0.90		6.83		105

Annual Report	March 31, 2010	19

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Investment Grade Corporate Bond Fund
Institutional Class
03/31/2010	$9.66	$0.61	$1.90	$2.51	$(0.65)	$(0.34)
03/31/2009	10.44	0.52	(0.74)	(0.22)	(0.52)	(0.04)
03/31/2008	10.37	0.53	0.11	0.64	(0.54)	(0.03)
03/31/2007	10.17	0.50	0.22	0.72	(0.50)	(0.02)
03/31/2006	10.38	0.46	(0.19)	0.27	(0.47)	(0.01)
Class P
03/31/2010	9.66	0.61	1.89	2.50	(0.64)	(0.34)
04/30/2008 - 03/31/2009	10.51	0.45	(0.80)	(0.35)	(0.46)	(0.04)
Administrative Class
03/31/2010	9.66	0.59	1.89	2.48	(0.62)	(0.34)
03/31/2009	10.44	0.50	(0.74)	(0.24)	(0.50)	(0.04)
03/31/2008	10.37	0.50	0.11	0.61	(0.51)	(0.03)
03/31/2007	10.17	0.47	0.23	0.70	(0.48)	(0.02)
03/31/2006	10.38	0.43	(0.18)	0.25	(0.45)	(0.01)
Class D
03/31/2010	9.66	0.57	1.90	2.47	(0.61)	(0.34)
03/31/2009	10.44	0.50	(0.76)	(0.26)	(0.48)	(0.04)
03/31/2008	10.37	0.48	0.12	0.60	(0.50)	(0.03)
03/31/2007	10.17	0.45	0.23	0.68	(0.46)	(0.02)
03/31/2006	10.38	0.42	(0.19)	0.23	(0.43)	(0.01)

Long-Term Credit Fund
Institutional Class
03/31/2010	$10.00	$0.66	$1.85	$2.51	$(0.62)	$(0.18)
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

20	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.99)	$11.18	26.70%	$4,687,510	0.50%		0.50%		5.65%		248%
(0.56)	9.66	(2.03)	3,117,364	0.50		0.50		5.28		348
(0.57)	10.44	6.35	48,596	0.57		0.50		5.10		115
(0.52)	10.37	7.25	36,725	0.50		0.50		4.84		98
(0.48)	10.17	2.59	30,998	0.50		0.50		4.42		168

(0.98)	11.18	26.58	137,987	0.60		0.60		5.52		248
(0.50)	9.66	(3.24)	10	0.60	*	0.60	*	4.97	*	348

(0.96)	11.18	26.39	55,024	0.75		0.75		5.38		248
(0.54)	9.66	(2.26)	6,183	0.75		0.75		5.10		348
(0.54)	10.44	6.04	619	0.83		0.75		4.79		115
(0.50)	10.37	7.00	288	0.75		0.75		4.61		98
(0.46)	10.17	2.33	1,137	0.75		0.75		4.17		168

(0.95)	11.18	26.21	306,182	0.90		0.90		5.24		248
(0.52)	9.66	(2.42)	191,774	0.90		0.90		5.13		348
(0.53)	10.44	5.93	5,482	0.98		0.90		4.67		115
(0.48)	10.37	6.83	2,219	0.90		0.90		4.43		98
(0.44)	10.17	2.17	1,150	0.90		0.90		4.01		168

$(0.80)	$11.71	25.56%	$1,834,816	0.55%		0.55%		5.76%		166%
0.00	10.00	0.00	13,120	0.55	*	0.55	*	(0.55	)*	0

Annual Report	March 31, 2010	21

Statements of Assets and Liabilities

March 31, 2010

(Amounts in thousands, except per share amounts)	Convertible Fund	Diversified Income Fund	Floating Income Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term Credit Fund

Assets:
Investments, at value	$526,576	$2,750,465	$607,957	$7,918,554	$5,916,136	$1,877,302
Investments in Affiliates, at value	0	47,302	34,143	448,982	224,584	15,578
Repurchase agreements, at value	26,919	10,511	911	16,022	20,308	12,775
Cash	0	2	17	6,094	548	0
Deposits with counterparty	3	64	43	0	39	10
Foreign currency, at value	2	8,013	3,469	1,071	4,725	1,210
Receivable for investments sold	45,450	105,124	13,844	42,719	35,298	55,705
Receivable for cross-currency swap exchanges	0	53,199	8,184	0	0	0
Receivable for Fund shares sold	470	2,288	2,111	19,438	19,869	2,698
Interest and dividends receivable	4,124	39,710	7,068	151,807	91,594	31,906
Dividends receivable from Affiliates	0	7	10	82	33	3
Variation margin receivable	29	1,165	212	683	2,599	807
Swap premiums paid	1,005	7,463	1,347	16,858	17,911	3,979
Unrealized appreciation on foreign currency contracts	272	5,288	1,571	7,655	13,763	2,724
Unrealized appreciation on swap agreements	4,654	32,905	15,368	74,022	52,635	4,020
	609,504	3,063,506	696,255	8,703,987	6,400,042	2,008,717

Liabilities:
Payable for reverse repurchase agreements	$0	$9,212	$0	$7,377	$11,418	$76,413
Payable for investments purchased	46,188	78,202	38,250	140,872	91,498	65,939
Payable for investments in Affiliates purchased	0	7	10	82	33	3
Payable for investments purchased on a delayed-delivery basis	0	70,305	0	0	0	15,558
Payable for short sales	0	46,372	0	0	15,743	0
Deposits from counterparty	3,510	23,451	10,261	27,992	54,173	3,090
Payable for cross-currency swap exchanges	0	53,196	8,184	0	0	0
Payable for Fund shares redeemed	175	3,118	1,066	18,792	28,964	5,211
Dividends payable	0	1,343	264	12,058	4,301	12
Written options outstanding	49	2,607	498	169	2,686	1,105
Accrued related party fees	311	1,901	350	5,131	3,292	853
Reimbursement to Manager	0	0	0	0	0	48
Swap premiums received	1,864	17,153	24,187	68,664	16,659	3,905
Unrealized depreciation on foreign currency contracts	37	3,287	934	12,750	5,445	1,133
Unrealized depreciation on swap agreements	994	20,661	15,715	19,303	7,472	620
Other liabilities	0	14	10	0	0	11
	53,128	330,829	99,729	313,190	241,684	173,901

Net Assets	$556,376	$2,732,677	$596,526	$8,390,797	$6,158,358	$1,834,816

Net Assets Consist of:
Paid in capital	$506,727	$2,699,660	$946,481	$8,621,611	$5,427,232	$1,734,815
Undistributed (overdistributed) net investment income	46,419	(27,491)	2,668	(25,245)	42,812	5,421
Accumulated undistributed net realized gain (loss)	(56,547)	(54,624)	(353,252)	(717,862)	141,988	13,059
Net unrealized appreciation	59,777	115,132	629	512,293	546,326	81,521
	$556,376	$2,732,677	$596,526	$8,390,797	$6,158,358	$1,834,816

Net Assets:
Institutional Class	$498,336	$2,416,831	$354,497	$4,956,393	$4,687,510	$1,834,816
Class P	NA	13,327	19,879	239,075	137,987	NA
Administrative Class	58,040	6,954	49	765,317	55,024	NA
Class D	NA	38,747	46,462	712,360	306,182	NA
Other Classes	NA	256,818	175,639	1,717,652	971,655	NA

Shares Issued and Outstanding:
Institutional Class	37,613	220,066	39,227	546,797	419,175	156,695
Class P	NA	1,213	2,200	26,375	12,339	NA
Administrative Class	4,278	633	5	84,431	4,920	NA
Class D	NA	3,528	5,141	78,588	27,380	NA

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.25	$10.98	$9.04	$9.06	$11.18	$11.71
Class P	NA	10.98	9.04	9.06	11.18	NA
Administrative Class	13.57	10.98	9.04	9.06	11.18	NA
Class D	NA	10.98	9.04	9.06	11.18	NA

Cost of Investments Owned	$472,224	$2,663,603	$609,194	$7,492,511	$5,441,972	$1,807,483
Cost of Investments in Affiliates Owned	$0	$47,301	$34,143	$448,982	$224,572	$15,578
Cost of Repurchase Agreements Owned	$26,919	$10,511	$911	$16,022	$20,308	$12,775
Cost of Foreign Currency Held	$2	$7,986	$3,494	$1,024	$4,751	$1,207
Proceeds Received on Short Sales	$0	$46,467	$0	$0	$15,774	$0
Premiums Received on Written Options	$599	$7,361	$1,209	$12,157	$13,773	$3,759

22	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2010
(Amounts in thousands)	Convertible Fund	Diversified Income Fund	Floating Income Fund	High Yield Fund	Investment Grade Corporate Bond Fund	Long-Term Credit Fund

Investment Income:
Interest, net of foreign taxes*	$21,649	$154,946	$34,926	$659,488	$370,450	$64,897
Dividends	21,196	0	0	28,072	1,289	21
Dividends from Affiliate investments	51	241	89	360	486	68
Miscellaneous income	0	5	0	9	10	2
Total Income	42,896	155,192	35,015	687,929	372,235	64,988

Expenses:
Investment advisory fees	2,301	11,240	1,833	18,417	15,106	3,067
Supervisory and administrative fees	1,438	7,855	1,752	24,289	16,793	2,556
Distribution and/or servicing fees - Administrative Class	63	14	0	1,633	52	0
Distribution and/or servicing fees - Class D	0	72	73	1,547	658	0
Distribution and/or servicing fees - Other Classes	0	1,324	419	8,143	3,887	0
Trustees’ fees	1	5	1	17	12	2
Organization expense	0	0	0	0	0	55
Interest expense	42	353	2	877	102	10
Miscellaneous expense	3	10	3	32	32	4
Total Expenses	3,848	20,873	4,083	54,955	36,642	5,694
Reimbursement by Manager	0	0	0	0	0	(8)
Net Expenses	3,848	20,873	4,083	54,955	36,642	5,686

Net Investment Income	39,048	134,319	30,932	632,974	335,593	59,302

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	49,287	10,854	13,315	25,692	323,459	32,323
Net realized gain on Affiliate investments	59	47	39	224	280	20
Net realized gain on futures contracts, written options and swaps	28,673	39,611	29,031	38,750	76,038	5,718
Net realized gain (loss) on foreign currency transactions	(996)	(21,435)	(11,398)	(5,532)	13,485	3,018
Net change in unrealized appreciation on investments	178,843	481,012	121,790	2,096,772	591,787	69,820
Net change in unrealized (depreciation) on Affiliate investments	(27)	(4)	(5)	(56)	(67)	0
Net change in unrealized appreciation on futures contracts, written options and swaps	19,150	83,257	18,052	133,763	28,611	10,190
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,101	18,332	5,942	11,804	12,518	1,511
Net Gain	276,090	611,674	176,766	2,301,417	1,046,111	122,600

Net Increase in Net Assets Resulting from Operations	$315,138	$745,993	$207,698	$2,934,391	$1,381,704	$181,902

* Foreign tax withholdings	$0	$0	$10	$13	$0	$35

Annual Report	March 31, 2010	23

Statements of Changes in Net Assets

	Convertible Fund		Diversified Income Fund

(Amounts in thousands)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$39,048	$25,396	$134,319		$127,773
Net realized gain (loss)	76,964	(158,546)	29,064		(41,140)
Net realized gain on Affiliate investments	59	25	13		1
Net change in unrealized appreciation (depreciation)	199,094	(111,005)	582,601		(398,213)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(27)	27	(4)		5
Net increase (decrease) resulting from operations	315,138	(244,103)	745,993		(311,574)

Distributions to Shareholders:
From net investment income
Institutional Class	(15,836)	(9,309)	(137,116)		(124,494)
Class P	0	0	(419)		(1)
Administrative Class	(1,205)	(404)	(324)		(300)
Class D	0	0	(1,622)		(1,502)
Other Classes	0	0	(10,985)		(11,754)
From net realized capital gains
Institutional Class	0	0	0		(39,118)
Class P	0	0	0		0
Administrative Class	0	0	0		(107)
Class D	0	0	0		(490)
Other Classes	0	0	0		(4,097)
Tax basis return of capital
Institutional Class	0	0	(1,695)		0
Class P	0	0	(6)		0
Administrative Class	0	0	(4)		0
Class D	0	0	(22)		0
Other Classes	0	0	(156)		0

Total Distributions	(17,041)	(9,713)	(152,349)		(181,863)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	40,019	1,263,865	803,555		408,107
Class P	0	0	16,379		10
Administrative Class	54,881	58,408	2,575		1,395
Class D	0	0	34,210		10,186
Other Classes	0	0	109,342		64,560
Issued as reinvestment of distributions
Institutional Class	15,679	9,418	127,449		152,057
Class P	0	0	299		1
Administrative Class	1,205	404	325		406
Class D	0	0	1,520		1,893
Other Classes	0	0	7,581		10,603
Cost of shares redeemed
Institutional Class	(841,675)	(367,684)	(799,438)		(486,533)
Class P	0	0	(4,771)		0
Administrative Class	(9,018)	(47,274)	(1,309)		(1,366)
Class D	0	0	(21,782)		(16,314)
Other Classes	0	0	(68,696)		(119,381)
Net increase (decrease) resulting from Fund share transactions	(738,909)	917,137	207,239		25,624

Fund Redemption Fee	0	4	31		75

Total Increase (Decrease) in Net Assets	(440,812)	663,325	800,914		(467,738)

Net Assets:
Beginning of year or period	997,188	333,863	1,931,763		2,399,501
End of year*	$556,376	$997,188	$2,732,677		$1,931,763

*Including undistributed (overdistributed) net investment income of:	$46,419	$(1,953)	$(27,491)	1$	(20,733)

24	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Floating Income Fund		High Yield Fund		Investment Grade Corporate Bond Fund		Long-Term Credit Fund

Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Period from March 31, 2009 to March 31, 2009

$30,932	$53,205	$632,974	$521,555	$335,593	$76,830	$59,302	$0
30,948	(242,119)	58,910	(710,304)	412,982	4,364	41,076	0
39	3	224	30	280	32	3	0
145,784	100,099	2,242,339	(1,385,973)	632,916	(87,425)	81,521	0
(5)	5	(56)	56	(67)	79	0	0
207,698	(88,807)	2,934,391	(1,574,636)	1,381,704	(6,120)	181,902	0

(27,549)	0	(402,234)	(323,585)	(294,055)	(70,421)	(60,259)	0
(257)	0	(9,864)	(291)	(7,323)	0	0	0
(1)	0	(56,301)	(55,826)	(1,222)	(67)	0	0
(1,559)	0	(52,773)	(32,215)	(14,851)	(2,881)	0	0
(6,271)	0	(119,872)	(91,170)	(42,001)	(5,779)	0	0

0	0	0	0	(156,232)	(8,485)	(21,643)	0
0	0	0	0	(4,917)	0	0	0
0	0	0	0	(810)	(4)	0	0
0	0	0	0	(9,345)	(222)	0	0
0	0	0	0	(25,916)	(280)	0	0

0	(48,161)	0	(12,914)	0	0	0	0
0	(1)	0	(33)	0	0	0	0
0	0	0	(6,896)	0	0	0	0
0	(1,479)	0	(3,767)	0	0	0	0
0	(7,220)	0	(11,481)	0	0	0	0

(35,637)	(56,861)	(641,044)	(538,178)	(556,672)	(88,139)	(81,902)	0

110,162	762,157	2,202,423	2,912,191	3,073,657	3,939,312	1,735,437	13,120
22,640	10	214,428	30,930	214,223	10	0	0
59	6	286,852	356,792	53,409	5,953	0	0
37,021	17,155	530,722	512,354	289,692	228,865	0	0
112,199	39,337	627,939	472,850	771,514	518,729	0	0

25,765	46,345	315,172	270,863	413,275	76,455	81,805	0
23	0	3,032	23	2,262	0	0	0
1	0	55,668	61,346	2,032	71	0	0
1,371	1,310	48,638	33,090	21,970	2,710	0	0
4,512	4,846	81,739	67,456	48,529	3,697	0	0

(542,202)	(1,607,486)	(3,126,896)	(1,765,281)	(2,593,790)	(869,520)	(95,546)	0
(3,763)	0	(36,779)	(389)	(91,638)	0	0	0
(23)	(6)	(396,567)	(395,348)	(8,216)	(400)	0	0
(15,741)	(31,740)	(568,185)	(281,169)	(231,188)	(40,531)	0	0
(50,052)	(124,341)	(526,104)	(538,159)	(445,827)	(55,394)	0	0
(298,028)	(892,407)	(287,918)	1,737,549	1,519,904	3,809,957	1,721,696	13,120

0	5	65	946	16	29	0	0

(125,967)	(1,038,070)	2,005,494	(374,319)	2,344,952	3,715,727	1,821,696	13,120

722,493	1,760,563	6,385,303	6,759,622	3,813,406	97,679	13,120	0
$596,526	$722,493	$8,390,797	$6,385,303	$6,158,358	$3,813,406	$1,834,816	$13,120

$2,668	$(11,146)	$(25,245)	$(31,564)	$42,812	$1,128	$5,421	$0

Annual Report	March 31, 2010	25

Schedule of Investments  Convertible Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%

CIT Group, Inc.
9.500% due 01/20/2012	$1,890	$1,939

CSC Holdings LLC
10.500% due 08/01/2013	2,000	2,165

Total Bank Loan Obligations (Cost $3,877)		4,104

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 8.0%

American International Group, Inc.
0.361% due 10/18/2011	650	623
5.050% due 10/01/2015	1,500	1,394
8.250% due 08/15/2018	5,550	5,832

CIT Group, Inc.
7.000% due 05/01/2013	21	21
7.000% due 05/01/2014	32	30
7.000% due 05/01/2015	132	123
7.000% due 05/01/2016	53	49
7.000% due 05/01/2017	74	69

GMAC, Inc.
6.750% due 12/01/2014	3,000	2,984
7.500% due 12/31/2013	5,300	5,446

International Lease Finance Corp.
5.300% due 05/01/2012	15,000	14,576
5.350% due 03/01/2012	5,000	4,901

SLM Corp.
8.450% due 06/15/2018	8,500	8,609

		44,657

INDUSTRIALS 0.9%

Allison Transmission, Inc.
11.000% due 11/01/2015	1,300	1,391

Biomet, Inc.
11.625% due 10/15/2017	1,300	1,462

Continental Airlines 2005-ERJ1 Pass-Through Trust
9.798% due 04/01/2021	207	193

Continental Airlines 2007-1 Class C Pass Through Trust
7.339% due 04/19/2014	2,000	1,960

		5,006

Total Corporate Bonds & Notes (Cost $43,825)		49,663

CONVERTIBLE BONDS & NOTES 66.6%

BANKING & FINANCE 7.7%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	13,000	12,903

Boston Properties LP
2.875% due 02/15/2037	3,000	3,004

Citigroup Funding, Inc.
1.080% due 08/31/2012	2,000	1,960
2.800% due 08/31/2012	2,000	1,950

First Industrial LP
4.625% due 09/15/2011	1,700	1,628

NASDAQ OMX Group, Inc.
2.500% due 08/15/2013	1,500	1,451

National City Corp.
4.000% due 02/01/2011	9,500	9,714

U.S. Bancorp
0.000% due 12/11/2035	10,000	9,912
0.000% due 09/20/2036	235	224

		42,746

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 53.9%

Advanced Micro Devices, Inc.
6.000% due 05/01/2015	$14,500	$13,974

Alpha Natural Resources, Inc.
2.375% due 04/15/2015	625	735

Amgen, Inc.
0.000% due 03/01/2032	8,092	6,109

Anixter International, Inc.
1.000% due 02/15/2013	3,150	3,044

Archer-Daniels-Midland Co.
0.875% due 02/15/2014	4,350	4,334

ArvinMeritor, Inc.
4.625% due 03/01/2026	4,000	3,855

Bill Barrett Corp.
5.000% due 03/15/2028	2,200	2,175

BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	1,300	1,664

Cemex SAB de C.V.
4.875% due 03/15/2015	4,000	4,145

Central European Distribution Corp.
3.000% due 03/15/2013	4,163	3,741

Chesapeake Energy Corp.
2.250% due 12/15/2038	23,900	17,507

Ciena Corp.
0.250% due 05/01/2013	5,575	4,655
4.000% due 03/15/2015	2,000	2,080

CSG Systems International, Inc.
3.000% due 03/01/2017	1,725	1,820

EMC Corp.
1.750% due 12/01/2013	5,200	6,526

Endo Pharmaceuticals Holdings, Inc.
1.750% due 04/15/2015	3,325	3,333

General Cable Corp.
0.875% due 11/15/2013	1,700	1,477
4.500% due 11/15/2029	3,515	3,396

Goodrich Petroleum Corp.
3.250% due 12/01/2026	6,865	6,445

Hilton Hotels Corp.
3.375% due 04/15/2023	1	1

Hologic, Inc.
2.000% due 12/15/2037	19,015	17,114

Host Hotels & Resorts LP
2.625% due 04/15/2027	6,125	5,895

Interpublic Group of Cos., Inc.
4.250% due 03/15/2023	3,600	3,766

JDS Uniphase Corp.
1.000% due 05/15/2026	6,500	5,907

King Pharmaceuticals, Inc.
1.250% due 04/01/2026	3,410	3,150

Kinross Gold Corp.
1.750% due 03/15/2028	5,000	5,044

L-1 Identity Solutions, Inc.
3.750% due 05/15/2027	4,000	3,840

Leap Wireless International, Inc.
4.500% due 07/15/2014	2,595	2,271

Liberty Global, Inc.
4.500% due 11/15/2016	3,500	4,515

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	11,060	11,088

Linear Technology Corp.
3.000% due 05/01/2027	5,600	5,474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massey Energy Co.
3.250% due 08/01/2015	$600	$585

Medtronic, Inc.
1.500% due 04/15/2011	4,350	4,442

Millipore Corp.
3.750% due 06/01/2026	850	1,068

Mylan, Inc.
1.250% due 03/15/2012	10,025	11,178

NetApp, Inc.
1.750% due 06/01/2013	3,000	3,529

Newmont Mining Corp.
3.000% due 02/15/2012	8,700	11,060

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	1,100	833
2.125% due 04/15/2014 (a)	2,650	2,007

NovaMed, Inc.
1.000% due 06/15/2012	2,400	2,016

Omnicare, Inc.
3.250% due 12/15/2035	9,275	7,895

Peabody Energy Corp.
4.750% due 12/15/2066	9,825	10,685

Pioneer Natural Resources Co.
2.875% due 01/15/2038	5,000	5,769

Rovi Corp.
2.625% due 02/15/2040	6,250	6,273

Salesforce.com, Inc.
0.750% due 01/15/2015	6,400	6,704

SanDisk Corp.
1.000% due 05/15/2013	6,200	5,386

St. Mary Land & Exploration Co.
3.500% due 04/01/2027	6,075	6,105

Stewart Enterprises, Inc.
3.125% due 07/15/2014	5,285	4,763

Stillwater Mining Co.
1.875% due 03/15/2028	2,000	1,853

Transocean, Inc.
1.500% due 12/15/2037	23,600	22,876
1.625% due 12/15/2037	7,700	7,710

Trinity Industries, Inc.
3.875% due 06/01/2036	5,500	4,338

United Rentals, Inc.
4.000% due 11/15/2015	5,000	5,350

VeriSign, Inc.
3.250% due 08/15/2037	1,700	1,545

Wright Medical Group, Inc.
2.625% due 12/01/2014	7,777	6,912

		299,962

UTILITIES 5.0%

ADC Telecommunications, Inc.
0.831% due 06/15/2013	4,231	3,639

CenterPoint Energy, Inc.
0.257% due 06/15/2023	250	7,062

Covanta Holding Corp.
1.000% due 02/01/2027	3,875	3,657

Penn Virginia Corp.
4.500% due 11/15/2012	9,500	8,978

Time Warner Telecom, Inc.
2.375% due 04/01/2026	3,700	4,232

		27,568

Total Convertible Bonds & Notes (Cost $330,400)		370,276

26	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

Illinois State Finance Authority Sports Facilities Revenue Notes, Series 2007
9.000% due 03/01/2014 (a)		$320	$96

Total Municipal Bonds & Notes (Cost $320)			96

ASSET-BACKED SECURITIES 0.0%

Argent Securities, Inc.
1.279% due 12/25/2033		165	129

Total Asset-Backed Securities (Cost $132)			129

FOREIGN CURRENCY-DENOMINATED ISSUES 0.8%

American General Finance Corp.
4.625% due 06/22/2011	EUR	3,250	4,203

Total Foreign Currency-Denominated Issues (Cost $4,236)			4,203

		SHARES
COMMON STOCKS 0.3%

Simon Property Group, Inc.		21,526	1,806

Elan Corp. PLC (b)		1	0

Total Common Stocks (Cost $2,026)			1,806

CONVERTIBLE PREFERRED SECURITIES 16.6%

BANKING & FINANCE 13.9%

2009 Dole Food Automatic Common Exchange Security Trust
7.000% due 11/01/2012		100,000	1,217

American International Group, Inc.
8.500% due 08/01/2011		430,000	4,395

Bank of America Corp.
7.250% due 12/31/2049		14,000	13,650

Citigroup, Inc.
7.500% due 12/15/2012		98,000	11,944

KeyCorp
7.750% due 12/31/2049		205,000	19,432

	SHARES	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
7.250% due 12/31/2049 (a)	9,000	$25

SLM Corp.
7.250% due 12/15/2010	1,300	869

Sovereign Capital Trust IV
4.375% due 03/01/2034	326,000	10,595

Wells Fargo & Co.
7.500% due 12/31/2049	15,658	15,298

		77,425

CONSUMER DISCRETIONARY 0.6%

Motors Liquidation Co.
5.250% due 03/06/2032	400,000	3,460

ENERGY 1.6%

CMS Energy Corp.
4.500% due 12/31/2049	5,000	424

El Paso Corp.
4.990% due 12/31/2049	8,775	8,623

		9,047

INDUSTRIALS 0.4%

Freeport-McMoRan Copper & Gold, Inc.
6.750% due 05/01/2010	17,200	1,995

UTILITIES 0.1%

AES Trust III
6.750% due 10/15/2029	13,000	588

Total Convertible Preferred Securities (Cost $83,624)		92,515

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

COMMERCIAL PAPER 0.6%

Fannie Mae
0.185% due 06/23/2010	$1,000	1,000
0.280% due 08/03/2010	1,000	999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
0.190% due 06/23/2010	$1,000	$1,000

		2,999

REPURCHASE AGREEMENTS 4.8%

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010	24,400	24,400
(Dated 03/31/2010. Collateralized by Freddie Mac 0.189% due 05/01/2012 valued at $24,928. Repurchase proceeds are $24,400.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	2,519	2,519
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $2,574. Repurchase proceeds are $2,519.)

		26,919

U.S. TREASURY BILLS 0.1%
0.183% due 09/02/2010 (c)(e)	768	767

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.195% due 04/01/2010	18	18

Total Short-Term Instruments (Cost $30,703)		30,703

Total Investments 99.5% (Cost $499,143)		$553,495

Written Options (g) (0.0%) (Premiums $599)		(49)

Other Assets and Liabilities (Net) 0.5%		2,930

Net Assets 100.0%		$556,376

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Securities with an aggregate market value of $80 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $5,742 at a weighted average interest rate of 0.281%. On March 31, 2010, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $660 and cash of $3 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	50	$22
90-Day Eurodollar June Futures	Long	06/2010	775	947
90-Day Eurodollar September Futures	Long	09/2010	50	16

				$985

See Accompanying Notes	Annual Report	March 31, 2010	27

Schedule of Investments  Convertible Fund   (Cont.)

(f)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	DUB	5.000%	06/20/2014	0.721%	$5,000	$872	$485	$387
Daimler Finance N.A. LLC	DUB	5.250%	09/20/2012	2.829%	2,000	109	0	109
HCA, Inc.	CITI	2.000%	09/20/2012	2.516%	600	(7)	0	(7)
HCA, Inc.	CITI	2.400%	06/20/2014	3.834%	400	(21)	0	(21)
MetLife, Inc.	JPM	5.000%	06/20/2014	1.791%	15,000	1,906	(207)	2,113
SLM Corp.	BOA	1.350%	06/20/2010	1.361%	1,400	0	0	0
SLM Corp.	BOA	5.000%	12/20/2010	1.340%	10,000	280	(875)	1,155
SLM Corp.	BOA	5.000%	12/20/2010	1.362%	3,000	83	(720)	803
SLM Corp.	DUB	5.000%	09/20/2014	3.487%	100	6	(11)	17
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.719%	200	2	1	1

						$3,230	$(1,327)	$4,557

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	UBS	(5.000%	)	06/20/2014	$4,324	$(65)	$502	$(567)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	8,200	$(182)	$(29)	$(153)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GSC		800	(17)	(6)	(11)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		5,600	(56)	(8)	(48)
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		500	24	3	21
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		600	29	2	27
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		500	25	4	21

							$(177)	$(34)	$(143)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (6)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	SPDR Trust Series 1	50,000	0.496%	$5,870	04/23/2010	MLP	$(187)

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(g)	Written options outstanding on March 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$900	$8	$0
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	900	15	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,100	21	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,100	49	1
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	800	4	0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	4,000	43	0
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	300	4	0

28	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	$4,000	$92	$1
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	400	2	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	5,500	51	0
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	400	3	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,300	104	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,200	6	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,700	57	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	19	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	6,000	47	2

							$525	$6

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$5,000	$36	$1
Call - OTC USD versus JPY		94.000	04/20/2010	5,000	38	42

					$74	$43

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	0	$356,937	EUR	10,800	$3,636
Sales	31,375	80,300		0	3,686
Closing Buys	(30,410)	(58,837)		(10,800)	(4,866)
Expirations	(965)	(330,600)		0	(1,857)
Exercised	0	0		0	0

Balance at 03/31/2010	0	$47,800	EUR	0	$599

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,128	04/2010	JPM	$21	$0	$21
Buy	BRL	411	04/2010	GSC	0	(3)	(3)
Sell		7,849	04/2010	HSBC	0	(18)	(18)
Buy		7,438	04/2010	UBS	182	0	182
Buy		7,849	06/2010	HSBC	18	0	18
Buy	CAD	1,057	04/2010	JPM	27	0	27
Buy	CNY	13,502	08/2010	HSBC	0	(4)	(4)
Sell	EUR	82	04/2010	CITI	2	0	2
Sell	GBP	1,275	06/2010	RBS	0	(12)	(12)
Buy	KRW	1,158,750	07/2010	RBS	20	0	20
Buy	SGD	297	09/2010	BCLY	0	0	0
Buy		220	09/2010	CITI	1	0	1
Buy		190	09/2010	GSC	1	0	1

					$272	$(37)	$235

(i)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$49,663	$0	$49,663
Convertible Bonds & Notes	0	368,326	1,950	370,276
Convertible Preferred Stocks	47,869	44,646	0	92,515
Short-Term Instruments	0	30,703	0	30,703
Other Investments +++	1,806	8,532	0	10,338

Investments, at value	$49,675	$501,870	$1,950	$553,495
Financial Derivative Instruments ++++	$985	$3,846	$0	$4,831

Totals	$50,660	$505,716	$1,950	$558,326

See Accompanying Notes	Annual Report	March 31, 2010	29

Schedule of Investments  Convertible Fund   (Cont.)

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Convertible Bonds & Notes	$2,580	$(1,430)	$0	$(69)	$869	$0	$1,950	$186
Financial Derivative Instruments ++++	$(901)	$0	$0	$0	$901	$0	$0	$0

Totals	$1,679	$(1,430)	$0	$(69)	$1,770	$0	$1,950	$186

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(j)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$29	$0	$0	$0	$0	$29
Unrealized appreciation on foreign currency contracts	0	272	0	0	0	272
Unrealized appreciation on swap agreements	68	0	4,586	0	0	4,654

	$97	$272	$4,586	$0	$0	$4,955

Liabilities:
Written options outstanding	$6	$43	$0	$0	$0	$49
Unrealized depreciation on foreign currency contracts	0	37	0	0	0	37
Unrealized depreciation on swap agreements	212	0	595	187	0	994

	$218	$80	$595	$187	$0	$1,080

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(35)	$0	$(35)
Net realized gain on futures contracts, written options and swaps	3,447	0	4,802	20,424	0	28,673
Net realized (loss) on foreign currency transactions	0	(1,065)	0	0	0	(1,065)

	$3,447	$(1,065)	$4,802	$20,389	$0	$27,573

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(2,809)	$32	$18,274	$3,653	$0	$19,150
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,104	0	0	0	1,104

	$(2,809)	$1,136	$18,274	$3,653	$0	$20,254

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $985 as reported in the Notes to Schedule of Investments.

30	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments  Diversified Income Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.7%

Berry Plastics Corp.
7.252% due 06/05/2014	$5,649	$4,576

BOC Group, Inc.
2.252% due 05/31/2014	2,431	2,188

CIT Group, Inc.
9.500% due 01/20/2012	2,970	3,047

CSC Holdings LLC
1.980% due 03/29/2016	1,355	1,355

Daimler Finance North America LLC
4.230% due 08/03/2012	2,375	2,374

Dex Media West LLC
7.500% due 10/24/2014	727	696

FCI Connectors
2.728% due 11/02/2012	292	276
2.728% due 03/09/2013	309	293

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2014 (a)	983	816

Ineos Group Holdings PLC
7.001% due 10/07/2012	1,073	1,075
7.501% due 10/07/2013	2,315	2,275
8.001% due 10/07/2014	2,315	2,275

International Lease Finance Corp.
10.000% due 02/23/2015	3,900	4,001
10.000% due 03/17/2016	5,700	5,782

MGM Mirage, Inc.
6.000% due 10/03/2011	1,695	1,638

Polypore, Inc.
2.480% due 07/03/2014	2,398	2,326

RH Donnelley Corp.
9.250% due 10/24/2014	616	605

Texas Competitive Electric Holdings Co. LLC
3.729% due 10/10/2014	8,372	6,832
3.751% due 10/10/2014	81	66

Tribune Co.
8.375% due 06/04/2024 (a)	4,691	2,998

Total Bank Loan Obligations (Cost $49,283)		45,494

CORPORATE BONDS & NOTES 54.3%

BANKING & FINANCE 26.0%

AES Red Oak LLC
8.540% due 11/30/2019	2,265	2,327

AIG SunAmerica Global Financing X
6.900% due 03/15/2032	220	215

American Express Bank FSB
5.500% due 04/16/2013	2,000	2,143
5.550% due 10/17/2012	7,000	7,550

American Express Co.
7.250% due 05/20/2014	1,700	1,928

American General Finance Corp.
4.875% due 07/15/2012	3,000	2,827
6.900% due 12/15/2017	1,200	1,052

American International Group, Inc.
0.361% due 10/18/2011	5,600	5,365
5.050% due 10/01/2015	1,600	1,487
5.450% due 05/18/2017	1,000	921
5.600% due 10/18/2016	3,400	3,167
5.850% due 01/16/2018	30,225	28,123
6.250% due 05/01/2036	5,700	4,985
8.175% due 05/15/2068	1,400	1,193

Banco do Brasil S.A.
4.500% due 01/22/2015	1,900	1,946
6.000% due 01/22/2020	6,500	6,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
4.750% due 08/01/2015	$1,400	$1,417
5.750% due 12/01/2017	16,500	16,940
7.375% due 05/15/2014	2,900	3,264

Bank of America Institutional Capital A
8.070% due 12/31/2026	500	508

Barclays Bank PLC
5.000% due 09/22/2016	2,400	2,469
5.450% due 09/12/2012	8,000	8,629
5.926% due 09/29/2049	7,230	6,435
6.050% due 12/04/2017	600	620
7.434% due 09/29/2049	13,600	13,600
10.179% due 06/12/2021	17,280	22,592

Bear Stearns Cos. LLC
0.442% due 11/28/2011	100	100
0.460% due 08/15/2011	100	100
5.700% due 11/15/2014	1,700	1,853

Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013	500	540

C10 Capital SPV Ltd.
6.722% due 12/31/2049	1,900	1,353

Caelus Re Ltd.
6.502% due 06/07/2011	3,800	3,777

Caterpillar Financial Services Corp.
1.001% due 06/24/2011	200	202

Catlin Insurance Co. Ltd.
7.249% due 12/31/2049	460	409

CBA Capital Trust II
6.024% due 03/29/2049	3,400	3,212

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016	1,800	1,908

Cemex Finance LLC
9.500% due 12/14/2016	13,200	13,728

CIT Group, Inc.
7.000% due 05/01/2013	543	532
7.000% due 05/01/2014	815	772
7.000% due 05/01/2015	815	762
7.000% due 05/01/2016	1,358	1,256
7.000% due 05/01/2017	1,901	1,758

Citigroup Capital XXI
8.300% due 12/21/2077	14,375	14,627

Citigroup Funding, Inc.
1.299% due 05/07/2010	300	300

Citigroup, Inc.
0.340% due 05/18/2011	400	398
0.400% due 05/18/2010	1,100	1,100
5.300% due 10/17/2012	4,150	4,361
5.500% due 04/11/2013	3,900	4,101
5.500% due 10/15/2014	3,000	3,108
6.000% due 02/21/2012	1,650	1,751
6.000% due 08/15/2017	300	307
6.125% due 11/21/2017	2,195	2,261
6.125% due 05/15/2018	315	322

Columbus International, Inc.
11.500% due 11/20/2014	300	330

ConocoPhillips Canada Funding Co. I
5.300% due 04/15/2012	2,800	3,009

Countrywide Financial Corp.
5.800% due 06/07/2012	4,299	4,572

Credit Suisse New York
5.000% due 05/15/2013	5,900	6,346

Credit Suisse USA, Inc.
4.875% due 08/15/2010	1,000	1,015

DBS Bank Ltd.
0.470% due 05/16/2017	5,000	4,779

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Paso Performance-Linked Trust
7.750% due 07/15/2011	$2,300	$2,393

Ferrellgas Escrow LLC
6.750% due 05/01/2014	625	622

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	6,500	7,442

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	4,600	4,474
7.250% due 10/25/2011	5,100	5,275
7.375% due 02/01/2011	100	103
7.500% due 08/01/2012	6,100	6,320
7.800% due 06/01/2012	13,546	14,056
7.875% due 06/15/2010	420	424
8.700% due 10/01/2014	10,300	11,179
9.875% due 08/10/2011	200	212

Foundation Re II Ltd.
7.000% due 11/26/2010	1,800	1,785

General Electric Capital Corp.
0.342% due 05/29/2012	13,000	12,586
0.393% due 12/20/2013	400	380
0.517% due 09/15/2014	3,500	3,330
5.250% due 10/19/2012	40	43

GMAC, Inc.
6.000% due 12/15/2011	200	200
6.625% due 05/15/2012	2,900	2,919
6.875% due 09/15/2011	3,900	3,956
6.875% due 08/28/2012	6,475	6,552
7.000% due 02/01/2012	6,050	6,148
7.250% due 03/02/2011	6,925	7,042
8.300% due 02/12/2015	6,200	6,526

Goldman Sachs Group, Inc.
0.351% due 06/28/2010	600	600
0.701% due 03/22/2016	50	48
4.750% due 07/15/2013	1,225	1,296
5.250% due 10/15/2013	1,900	2,044
5.300% due 02/14/2012	750	799
5.700% due 09/01/2012	165	179
6.150% due 04/01/2018	3,475	3,683
6.600% due 01/15/2012	500	543
6.750% due 10/01/2037	14,200	14,226

HBOS PLC
6.750% due 05/21/2018	1,400	1,288

HCP, Inc.
6.700% due 01/30/2018	5,000	5,103

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	2,900	2,364

HSBC Bank USA N.A.
4.625% due 04/01/2014	400	418

HSBC Capital Funding LP
4.610% due 12/29/2049	4,700	4,337

HSBC Holdings PLC
6.500% due 05/02/2036	5,300	5,479
6.500% due 09/15/2037	125	130

Intergas Finance BV
6.375% due 05/14/2017	2,700	2,794
6.875% due 11/04/2011	378	399

International Lease Finance Corp.
4.950% due 02/01/2011	4,900	4,905
5.650% due 06/01/2014	375	348
6.625% due 11/15/2013	4,000	3,896

John Deere Capital Corp.
4.875% due 10/15/2010	500	512

JPMorgan Chase & Co.
0.360% due 05/16/2011	100	100
4.650% due 06/01/2014	2,000	2,115
4.750% due 05/01/2013	1,900	2,027
5.375% due 10/01/2012	1,500	1,624
7.900% due 04/29/2049	7,300	7,809

See Accompanying Notes	Annual Report	March 31, 2010	31

Schedule of Investments  Diversified Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.1 PLC
8.500% due 12/29/2049	$7,500	$6,562

LBI Escrow Corp.
8.000% due 11/01/2017 (b)	4,800	4,986

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	100	24

Lloyds TSB Bank PLC
12.000% due 12/29/2049	12,800	14,286

Longpoint Re Ltd.
5.507% due 11/08/2011	4,700	4,701

M&T Capital Trust II
8.277% due 06/01/2027	500	454

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	5,000	5,300

MBNA Capital B
1.049% due 02/01/2027	3,000	2,070

Merna Reinsurance Ltd.
0.901% due 06/30/2012	20,000	19,790

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013	3,400	3,600
6.050% due 08/15/2012	17,087	18,259
6.875% due 04/25/2018	10,400	11,225

MetLife, Inc.
5.375% due 12/15/2012	45	49

Morgan Stanley
0.501% due 01/18/2011	400	400
5.750% due 08/31/2012	4,600	4,938
5.950% due 12/28/2017	2,400	2,469

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	2,400	2,383

Mystic Re Ltd.
10.252% due 06/07/2011	700	713

National Rural Utilities Cooperative Finance Corp.
1.026% due 07/01/2010	300	301
4.750% due 03/01/2014	850	906
7.250% due 03/01/2012	5,115	5,629

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	1,900	1,920

Pearson Dollar Finance PLC
5.700% due 06/01/2014	1,000	1,082

Petroleum Export Ltd.
4.623% due 06/15/2010	222	221
5.265% due 06/15/2011	3,485	3,464

Petroleum Export II Ltd.
6.340% due 06/20/2011	2,800	2,765

Rabobank Nederland NV
11.000% due 06/29/2049	3,488	4,502

Residential Reinsurance 2007 Ltd.
7.502% due 06/07/2010	15,500	15,595

Residential Reinsurance 2008 Ltd.
7.002% due 06/06/2011	1,250	1,259

Resona Bank Ltd.
5.850% due 09/29/2049	900	850

Royal Bank of Scotland Group PLC
5.000% due 11/12/2013	150	146
6.990% due 10/29/2049	2,000	1,430
7.640% due 03/29/2049	300	190

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	5,320	5,546
7.125% due 01/14/2014	1,000	1,090
7.175% due 05/16/2013	2,350	2,556
7.750% due 05/29/2018	1,800	2,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
8.450% due 06/15/2018	$1,800	$1,823

Teco Finance, Inc.
6.750% due 05/01/2015	7,050	7,867

Temasek Financial I Ltd.
4.300% due 10/25/2019	9,950	9,886

Tenneco, Inc.
8.625% due 11/15/2014	75	76
10.250% due 07/15/2013	617	642

TNK-BP Finance S.A.
6.125% due 03/20/2012	1,000	1,046
6.625% due 03/20/2017	4,200	4,336
7.250% due 02/02/2020	300	314
7.500% due 03/13/2013	600	654
7.500% due 07/18/2016	9,400	10,302
7.875% due 03/13/2018	2,600	2,866

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	1,700	1,785
6.103% due 06/27/2012	3,300	3,502
7.700% due 08/07/2013	2,000	2,225
8.700% due 08/07/2018	2,300	2,785

UBS AG
5.750% due 04/25/2018	4,025	4,129
7.000% due 10/15/2015	500	541

UBS Preferred Funding Trust I
8.622% due 10/29/2049	3,940	3,902

UBS Preferred Funding Trust II
7.247% due 06/29/2049	7,910	7,623

UBS Preferred Funding Trust V
6.243% due 05/29/2049	2,500	2,275

UFJ Finance Aruba AEC
6.750% due 07/15/2013	250	280

Ventas Realty LP
6.500% due 06/01/2016	400	409
6.750% due 04/01/2017	2,635	2,708

Vita Capital III Ltd.
1.351% due 01/01/2011	3,150	3,099

VTB Capital S.A.
6.609% due 10/31/2012	3,300	3,473
6.875% due 05/29/2018	200	209
7.500% due 10/12/2011	300	319

Wachovia Bank N.A.
6.600% due 01/15/2038	3,000	3,097

Wachovia Corp.
0.381% due 10/15/2011	600	598
0.439% due 08/01/2013	300	291
5.250% due 08/01/2014	500	526

Wells Fargo & Co.
4.375% due 01/31/2013	3,265	3,448
5.250% due 10/23/2012	16,460	17,744
5.625% due 12/11/2017	645	685

Wells Fargo Capital X
5.950% due 12/15/2086	2,800	2,581

Wells Fargo Capital XIII
7.700% due 12/29/2049	15,200	15,770

White Nights Finance BV for Gazprom
10.500% due 03/25/2014	23,040	27,441

		711,252

INDUSTRIALS 22.9%

Adaro Indonesia PT
7.625% due 10/22/2019	1,300	1,357

AES El Salvador Trust
6.750% due 02/01/2016	11,800	11,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altria Group, Inc.
7.750% due 02/06/2014	$300	$343
9.250% due 08/06/2019	2,400	2,921
9.700% due 11/10/2018	300	369

America Movil SAB de C.V.
5.750% due 01/15/2015	2,000	2,191

American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	1,192	1,379

American Stores Co.
7.100% due 03/20/2028	100	81
8.000% due 06/01/2026	2,000	1,765

AmeriGas Partners LP
7.125% due 05/20/2016	5,075	5,151
7.250% due 05/20/2015	500	510

Amgen, Inc.
5.700% due 02/01/2019	300	329
5.850% due 06/01/2017	100	111

Anheuser-Busch InBev Worldwide, Inc.
3.000% due 10/15/2012	1,600	1,644

ARAMARK Corp.
3.749% due 02/01/2015	1,825	1,706
8.500% due 02/01/2015	2,000	2,055

ArcelorMittal
6.125% due 06/01/2018	925	973

ArvinMeritor, Inc.
8.125% due 09/15/2015	6,085	5,903
8.750% due 03/01/2012	594	639

AstraZeneca PLC
5.400% due 09/15/2012	745	814

Atlantic Richfield Co.
8.530% due 02/27/2012	500	562

Barrick Gold Finance Co.
4.875% due 11/15/2014	1,000	1,064

Berry Plastics Corp.
8.250% due 11/15/2015	6,400	6,472
8.875% due 09/15/2014	3,400	3,336

BHP Billiton Finance USA Ltd.
5.500% due 04/01/2014	1,200	1,322

Biomet, Inc.
10.000% due 10/15/2017	5,092	5,639
10.375% due 10/15/2017 (c)	2,500	2,762
11.625% due 10/15/2017	6,945	7,813

C8 Capital SPV Ltd.
6.640% due 12/29/2049	21,100	14,710

CBS Corp.
5.625% due 08/15/2012	3,500	3,778

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	7,000	7,548

Chart Industries, Inc.
9.125% due 10/15/2015	1,300	1,306

Charter Communications Operating LLC
8.000% due 04/30/2012 (a)	7,500	8,006

Chesapeake Energy Corp.
7.500% due 06/15/2014	500	510

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	2,550	2,563
9.500% due 05/15/2016	3,150	3,386

Cisco Systems, Inc.
5.500% due 02/22/2016	500	558

CODELCO, Inc.
7.500% due 01/15/2019	150	177

Columbia University
6.875% due 12/15/2015	500	576

32	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	$315	$365

Comcast Cable Communications LLC
7.125% due 06/15/2013	2,130	2,416

Comcast Corp.
5.300% due 01/15/2014	2,000	2,152
5.900% due 03/15/2016	2,900	3,172
6.500% due 01/15/2015	100	113

Community Health Systems, Inc.
8.875% due 07/15/2015	12,800	13,280

Con-way, Inc.
7.250% due 01/15/2018	5,000	5,303

Corp. GEO SAB de C.V.
8.875% due 09/25/2014	1,000	1,078

Cox Communications, Inc.
7.125% due 10/01/2012	725	811

CSC Holdings LLC
6.750% due 04/15/2012	375	394
7.625% due 07/15/2018	700	735
7.875% due 02/15/2018	2,900	3,060
8.625% due 02/15/2019	2,900	3,190

CSN Islands VIII Corp.
9.750% due 12/16/2013	900	1,058

CSN Islands IX Corp.
10.500% due 01/15/2015	2,500	3,075

CSN Islands XI Corp.
6.875% due 09/21/2019	4,750	4,988

CSX Corp.
5.600% due 05/01/2017	5,000	5,284

Cytec Industries, Inc.
6.000% due 10/01/2015	1,000	1,077

DaVita, Inc.
6.625% due 03/15/2013	10,000	10,112

Delhaize America, Inc.
8.050% due 04/15/2027	600	677

Delta Air Lines, Inc.
7.379% due 11/18/2011	636	636

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015	600	612
9.500% due 12/11/2019	1,750	1,859

Dex One Corp.
12.000% due 01/29/2017 (c)	1,905	1,952

DISH DBS Corp.
7.000% due 10/01/2013	8,100	8,464
7.125% due 02/01/2016	1,325	1,357
7.875% due 09/01/2019	1,700	1,776

Dow Chemical Co.
4.850% due 08/15/2012	1,500	1,587
6.000% due 10/01/2012	250	272

DP World Ltd.
6.850% due 07/02/2037	2,500	2,128

Dynegy Holdings, Inc.
7.750% due 06/01/2019	3,730	2,835
8.375% due 05/01/2016	4,330	3,616

Ecopetrol S.A.
7.625% due 07/23/2019	13,070	14,573

El Paso Corp.
7.000% due 06/15/2017	5,000	5,128
7.750% due 06/15/2010	300	304
7.875% due 06/15/2012	300	319
8.250% due 02/15/2016	8,984	9,635
12.000% due 12/12/2013	100	118

EnCana Corp.
6.500% due 05/15/2019	700	782

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Partners LP
5.650% due 08/01/2012	$5,200	$5,579

Erac USA Finance LLC
6.375% due 10/15/2017	1,000	1,083

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	1,055

Ferrellgas Partners LP
8.750% due 06/15/2012	1,305	1,328

First Data Corp.
9.875% due 09/24/2015	5,800	5,032

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	6,800	7,575

Gaz Capital S.A.
6.212% due 11/22/2016	7,200	7,457
7.288% due 08/16/2037	10,000	10,062
7.510% due 07/31/2013	1,350	1,473
8.625% due 04/28/2034	6,540	7,620
9.250% due 04/23/2019	1,250	1,484

Gazprom International S.A.
7.201% due 02/01/2020	6,320	6,724

Gazstream S.A. for Gazprom OAO
5.625% due 07/22/2013	165	172

Georgia-Pacific LLC
7.000% due 01/15/2015	4,250	4,420
7.125% due 01/15/2017	2,200	2,299
8.250% due 05/01/2016	361	395

Gerdau Holdings, Inc.
7.000% due 01/20/2020	2,000	2,120

GTL Trade Finance, Inc.
7.250% due 10/20/2017	5,100	5,495

HCA, Inc.
7.190% due 11/15/2015	1,700	1,611
7.250% due 09/15/2020	1,600	1,626
7.875% due 02/15/2020	3,600	3,778
8.500% due 04/15/2019	5,350	5,781
9.250% due 11/15/2016	6,400	6,820
9.625% due 11/15/2016 (c)	7,071	7,593
9.875% due 02/15/2017	2,700	2,956

Health Management Associates, Inc.
6.125% due 04/15/2016	290	278

Hewlett-Packard Co.
6.500% due 07/01/2012	500	554

Hexion Finance Escrow LLC
8.875% due 02/01/2018	2,175	2,153

Hutchison Whampoa International 09/19 Ltd.
5.750% due 09/11/2019	3,300	3,438

Ineos Group Holdings PLC
8.500% due 02/15/2016	1,300	1,079

Intelsat Subsidiary Holding Co. S.A.
8.500% due 01/15/2013	9,200	9,384

Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	2,000	2,125
5.850% due 09/15/2012	600	652

Kraft Foods, Inc.
6.500% due 08/11/2017	1,000	1,121

Limited Brands, Inc.
6.900% due 07/15/2017	2,000	2,050

Macy's Retail Holdings, Inc.
7.450% due 07/15/2017	1,000	1,065

Marathon Global Funding Corp.
6.000% due 07/01/2012	500	543

Marks & Spencer PLC
6.250% due 12/01/2017	5,000	5,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Mirage
7.500% due 06/01/2016	$2,020	$1,692
13.000% due 11/15/2013	3,500	4,095

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	42,450	48,816

Nakilat, Inc.
6.067% due 12/31/2033	500	465

Nalco Co.
8.875% due 11/15/2013	400	414

New Albertson's, Inc.
6.570% due 02/23/2028	800	595
7.450% due 08/01/2029	5,100	4,335
7.750% due 06/15/2026	2,150	1,838

Newfield Exploration Co.
6.875% due 02/01/2020	2,900	2,936

Noble Group Ltd.
6.750% due 01/29/2020	12,800	13,278

Northwest Airlines, Inc.
7.626% due 10/01/2011	383	385

Northwest Pipeline GP
7.000% due 06/15/2016	5,000	5,775

OneBeacon U.S. Holdings, Inc.
5.875% due 05/15/2013	375	386

Oshkosh Corp.
8.250% due 03/01/2017	1,000	1,038
8.500% due 03/01/2020	900	936

PACCAR, Inc.
1.431% due 09/14/2012	700	714

Pemex Project Funding Master Trust
1.557% due 06/15/2010	10,700	10,713
5.750% due 03/01/2018	4,630	4,788

Petrobras International Finance Co.
7.875% due 03/15/2019	7,820	9,185

Petroleos Mexicanos
4.875% due 03/15/2015	13,680	14,118

Pulte Homes, Inc.
5.250% due 01/15/2014	10,500	10,382

Quebecor Media, Inc.
7.750% due 03/15/2016	2,950	3,002

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	1,000	1,015

Rogers Communications, Inc.
6.750% due 03/15/2015	2,100	2,393

Rowan Cos., Inc.
5.880% due 03/15/2012	1,271	1,338

Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	9,000	9,405

SABMiller PLC
5.500% due 08/15/2013	1,000	1,071

SandRidge Energy, Inc.
8.625% due 04/01/2015 (c)	9,092	8,888

Sanmina-SCI Corp.
8.125% due 03/01/2016	3,125	3,160

SEACOR Holdings, Inc.
5.875% due 10/01/2012	500	506

Sensata Technologies NV
8.000% due 05/01/2014	2,940	3,050

Sonat, Inc.
7.625% due 07/15/2011	900	944

Steel Dynamics, Inc.
6.750% due 04/01/2015	500	506
7.375% due 11/01/2012	3,600	3,762

See Accompanying Notes	Annual Report	March 31, 2010	33

Schedule of Investments  Diversified Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunGard Data Systems, Inc.
9.125% due 08/15/2013	$250	$258

Teck Resources Ltd.
10.250% due 05/15/2016	3,400	4,063
10.750% due 05/15/2019	10,300	12,669

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	2,951	3,150

Tesco PLC
5.500% due 11/15/2017	9,250	9,927

Time Warner Cable, Inc.
5.400% due 07/02/2012	300	322

Time Warner, Inc.
5.500% due 11/15/2011	1,847	1,961
6.875% due 05/01/2012	2,625	2,889

TRW Automotive, Inc.
7.250% due 03/15/2017	2,200	2,134

Tyco International Finance S.A.
6.375% due 10/15/2011	445	480
6.750% due 02/15/2011	500	524

United Airlines, Inc.
7.336% due 01/02/2021	427	342
7.730% due 01/01/2012	24	24
9.750% due 01/15/2017	6,700	7,052
10.850% due 02/19/2015 (a)	883	303

Urbi Desarrollos Urbanos SAB de C.V.
8.500% due 04/19/2016	200	213
9.500% due 01/21/2020	1,900	2,066

Vale Overseas Ltd.
8.250% due 01/17/2034	1,525	1,796

Valero Energy Corp.
6.875% due 04/15/2012	1,625	1,762

Walt Disney Co.
6.200% due 06/20/2014	500	564
6.375% due 03/01/2012	640	702

WellPoint, Inc.
6.800% due 08/01/2012	500	553

Weyerhaeuser Co.
6.750% due 03/15/2012	3,500	3,734
7.375% due 10/01/2019	5,400	5,713

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	1,250	1,388
12.000% due 12/01/2015	1,000	1,085

Windstream Corp.
7.875% due 11/01/2017	1,800	1,782
8.125% due 08/01/2013	400	421
8.625% due 08/01/2016	5,500	5,651

Wynn Las Vegas LLC
6.625% due 12/01/2014	245	246
7.875% due 11/01/2017	7,250	7,413

XTO Energy, Inc.
5.750% due 12/15/2013	1,800	2,007

		624,168

UTILITIES 5.4%

AES Corp.
8.000% due 06/01/2020	300	300

AT&T Corp.
7.300% due 11/15/2011	1,122	1,227

Axtel SAB de C.V.
9.000% due 09/22/2019	550	564

Beaver Valley II Funding
9.000% due 06/01/2017	260	281

Carolina Power & Light Co.
5.125% due 09/15/2013	750	821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	$6,790	$7,434

CenturyTel, Inc.
6.000% due 04/01/2017	5,000	5,112

CMS Energy Corp.
6.250% due 02/01/2020	2,100	2,086

Consumers Energy Co.
5.000% due 02/15/2012	1,500	1,592

Dayton Power & Light Co.
5.125% due 10/01/2013	1,480	1,601

Deutsche Telekom International Finance BV
6.000% due 07/08/2019	8,000	8,587

Dominion Resources, Inc.
5.700% due 09/17/2012	260	282

Duke Energy Carolinas LLC
5.300% due 10/01/2015	1,500	1,642
5.625% due 11/30/2012	225	246

Enel Finance International S.A.
5.700% due 01/15/2013	4,850	5,249

France Telecom S.A.
4.375% due 07/08/2014	200	211
7.750% due 03/01/2011	50	53

Frontier Communications Corp.
6.625% due 03/15/2015	2,575	2,543
7.000% due 11/01/2025	400	335

Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013 (a)	4,000	130

Homer City Funding LLC
8.734% due 10/01/2026	3,697	3,568

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	4,125	4,414

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	9,100	9,305

Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	200	219

Majapahit Holding BV
7.250% due 10/17/2011	6,800	7,233
7.250% due 06/28/2017	300	319
7.750% due 10/17/2016	600	655
7.750% due 01/20/2020	1,200	1,308
7.875% due 06/29/2037	500	520

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	300	328

Midwest Generation LLC
8.560% due 01/02/2016	324	331

Nevada Power Co.
5.875% due 01/15/2015	450	491
6.500% due 05/15/2018	6,050	6,624

Nextel Communications, Inc.
7.375% due 08/01/2015	4,625	4,417

NRG Energy, Inc.
7.375% due 02/01/2016	3,675	3,657
7.375% due 01/15/2017	330	327

Pedernales Electric Cooperative
5.952% due 11/15/2022	500	503

Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	5,660	5,349

Progress Energy, Inc.
6.850% due 04/15/2012	400	437

PSEG Power LLC
5.320% due 09/15/2016	990	1,033
5.500% due 12/01/2015	900	973
6.950% due 06/01/2012	270	298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	$2,050	$2,132

Qwest Communications International, Inc.
7.500% due 02/15/2014	11,225	11,477

Qwest Corp.
6.500% due 06/01/2017	1,300	1,360
7.250% due 09/15/2025	2,250	2,284
7.250% due 10/15/2035	1,365	1,324
7.500% due 06/15/2023	3,900	3,919
7.625% due 06/15/2015	1,750	1,921

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	3,200	3,290

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	970	943
6.750% due 09/30/2019	1,750	1,957

Sierra Pacific Power Co.
6.000% due 05/15/2016	1,700	1,850

Southern California Edison Co.
5.000% due 01/15/2014	100	108

Sprint Capital Corp.
6.900% due 05/01/2019	3,400	3,128
8.375% due 03/15/2012	5,275	5,512
8.750% due 03/15/2032	3,700	3,450

Sprint Nextel Corp.
0.651% due 06/28/2010	1,600	1,594
6.000% due 12/01/2016	845	767
8.375% due 08/15/2017	2,700	2,727

Telecom Italia Capital S.A.
0.729% due 02/01/2011	200	199

Telefonica Emisiones SAU
6.221% due 07/03/2017	800	879

Telefonica Europe BV
7.750% due 09/15/2010	400	412

Telesat LLC
11.000% due 11/01/2015	1,000	1,118

Valor Telecommunications Enterprises Finance Corp.
7.750% due 02/15/2015	850	870

Verizon Communications, Inc.
5.250% due 04/15/2013	200	219
5.500% due 04/01/2017	400	427
5.550% due 02/15/2016	400	438

Verizon Global Funding Corp.
4.375% due 06/01/2013	500	531

Verizon New York, Inc.
6.875% due 04/01/2012	25	27

Verizon Pennsylvania, Inc.
5.650% due 11/15/2011	500	530

Virginia Electric and Power Co.
4.750% due 03/01/2013	245	262

Vodafone Group PLC
4.150% due 06/10/2014	250	260

		148,520

Total Corporate Bonds & Notes (Cost $1,435,420)		1,483,940

CONVERTIBLE BONDS & NOTES 0.1%

National City Corp.
4.000% due 02/01/2011	1,700	1,738

Total Convertible Bonds & Notes (Cost $1,731)		1,738

34	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.9%

Adams County, Pennsylvania General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
4.750% due 11/15/2028	$1,000	$990

California State Chino Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
0.000% due 08/01/2023	850	385

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	4,200	4,219

California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	2,000	2,088

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	100	102

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	769

Clovis, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2020	500	291

Connecticut State Housing Finance Authority Revenue Bonds, Series 1997
6.880% due 11/15/2011	500	501

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	767
5.750% due 06/01/2047	1,550	1,095

Indiana State Finance Authority Revenue Bonds, Series 2009
6.596% due 02/01/2039	950	980

Kentucky State Property & Buildings Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	500	535

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,500	1,530

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	700	719
4.500% due 07/01/2023	800	812

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	700	693

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	1,000	805
5.000% due 06/01/2041	1,930	1,247

New York State Urban Development Corp. Revenue Notes, Series 2003
4.970% due 12/15/2012	500	537

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	400	420

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	200	126

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 06/01/2047	$7,600	$5,535
6.000% due 06/01/2042	4,805	3,566

Southern California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.125% due 06/01/2046	300	194

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	550	387

Tamalpais, California Union High School District General Obligation Bonds, (NPFGC Insured), Series 2001
5.000% due 08/01/2026	2,000	2,045

University of Massachusetts Building Authority Revenue Bonds, Series 2009
6.423% due 05/01/2029	3,750	3,761

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	19,525	15,524

Total Municipal Bonds & Notes (Cost $49,310)		50,708

U.S. GOVERNMENT AGENCIES 0.8%

Fannie Mae
0.429% due 10/27/2037 (h)	400	399
0.679% due 10/18/2030	13	13
0.729% due 03/25/2017 (h)	60	60
1.671% due 03/01/2044 (h)	124	124
2.690% due 06/01/2035 (h)	1,971	2,027
2.847% due 03/01/2036 (h)	250	255
2.984% due 09/01/2031	23	24
3.042% due 02/01/2035 (h)	176	182
3.469% due 04/01/2036 (h)	261	271
4.679% due 12/01/2036 (h)	178	187
5.000% due 02/25/2017	395	407
5.000% due 11/01/2035 (h)	777	803
5.500% due 03/01/2037 (h)	269	284
6.260% due 03/01/2011 (h)	368	378
6.500% due 06/25/2028 (h)	160	176
6.850% due 12/18/2027 (h)	170	187

Farm Credit Bank
7.561% due 11/29/2049	500	411

Freddie Mac
0.129% due 05/05/2011 (g)	523	523
0.160% due 05/04/2011 (g)	6,174	6,180
0.730% due 09/15/2030 (h)	41	41
1.681% due 10/25/2044 - 02/25/2045 (h)	244	234
1.881% due 07/25/2044 (h)	374	359
3.158% due 05/01/2023	21	21
5.500% due 09/15/2017 - 07/01/2038 (h)	1,171	1,241
5.500% due 05/01/2040	1,000	1,052
6.500% due 07/25/2043	16	18
7.000% due 06/15/2013 (h)	33	33

Ginnie Mae
3.125% due 11/20/2023 - 11/20/2027 (h)	58	59
3.125% due 11/20/2026	16	16
3.625% due 07/20/2026 (h)	30	31
3.956% due 09/16/2021 (h)	148	149
4.045% due 07/16/2020 (h)	518	528
4.375% due 03/20/2026	26	27
4.375% due 05/20/2026 (h)	36	37
6.569% due 09/16/2026 (h)	590	636
9.250% due 12/20/2019 - 06/20/2021	17	19

New Valley Generation I
7.299% due 03/15/2019	702	812

Private Export Funding Corp.
4.550% due 05/15/2015	750	806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
4.340% due 03/01/2024	$207	$214
4.504% due 02/01/2014	40	42
5.130% due 09/01/2023	39	41
5.886% due 09/01/2011	189	198
6.030% due 02/01/2012	605	637
6.900% due 12/01/2020	694	758
7.150% due 03/01/2017	249	275
7.300% due 05/01/2017	155	170

Vendee Mortgage Trust
6.000% due 12/15/2030 (h)	1,000	1,070

Total U.S. Government Agencies (Cost $22,022)		22,415

U.S. TREASURY OBLIGATIONS 0.0%

U.S. Treasury Notes
2.375% due 10/31/2014 (i)	427	427

Total U.S. Treasury Obligations (Cost $429)		427

MORTGAGE-BACKED SECURITIES 9.7%

Adjustable Rate Mortgage Trust
3.280% due 01/25/2035	6,647	6,002
5.388% due 01/25/2036	563	481

American General Mortgage Loan Trust
5.150% due 03/25/2040	2,500	2,499

American Home Mortgage Assets
0.439% due 10/25/2046	1,765	889

American Home Mortgage Investment Trust
5.660% due 09/25/2045	427	343

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049	10,500	10,312
5.492% due 02/10/2051	2,220	2,111
5.744% due 02/10/2051	10,000	9,719

Banc of America Funding Corp.
0.729% due 06/26/2035	3,000	2,341
0.729% due 07/26/2036	2,000	1,661
5.749% due 03/20/2036	486	338

Banc of America Mortgage Securities, Inc.
4.090% due 07/25/2034	435	399
5.000% due 05/25/2034	127	128
5.404% due 02/25/2036	149	118

Bear Stearns Adjustable Rate Mortgage Trust
2.810% due 03/25/2035	6,110	5,721
3.399% due 02/25/2033	6	5
3.553% due 01/25/2034	10	10
3.705% due 01/25/2034	31	28
4.330% due 10/25/2035	3,673	3,595
4.994% due 01/25/2035	100	83
5.350% due 08/25/2035	4,819	4,276
5.394% due 05/25/2047	1,481	1,028
5.642% due 02/25/2033	48	47
5.726% due 02/25/2036	465	308

Bear Stearns Alt-A Trust
0.449% due 12/25/2046	231	23
3.478% due 05/25/2035	106	80
5.158% due 09/25/2035	2,255	1,670
5.198% due 08/25/2036	700	208

Bear Stearns Commercial Mortgage Securities
5.150% due 10/12/2042	4,500	4,654

CDC Commercial Mortgage Trust
6.005% due 05/15/2035	5,167	5,429

Chase Commercial Mortgage Securities Corp.
7.631% due 07/15/2032	159	160

Citigroup Mortgage Loan Trust, Inc.
2.990% due 12/25/2035	332	302
3.075% due 03/25/2034	133	130
4.584% due 08/25/2035	508	195
5.969% due 09/25/2037	2,400	1,637

See Accompanying Notes	Annual Report	March 31, 2010	35

Schedule of Investments   Diversified Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	$480	$348

Countrywide Alternative Loan Trust
0.424% due 12/20/2046	3,045	1,576
0.439% due 07/20/2046	1,500	593
0.459% due 08/25/2046	400	86
0.509% due 09/20/2046	600	110
0.559% due 11/20/2035	597	316
0.579% due 06/25/2037	543	116
1.471% due 12/25/2035	698	382
5.302% due 10/25/2035	418	334
5.750% due 03/25/2037	500	313
6.000% due 10/25/2032	3	2
6.250% due 11/25/2036	4,797	3,188

Countrywide Home Loan Mortgage Pass-Through Trust
0.459% due 05/25/2035	285	166
0.529% due 04/25/2046	525	138
0.569% due 06/25/2035	663	585
3.323% due 10/19/2032	8	4
3.563% due 04/20/2035	944	856
3.825% due 02/25/2034	1,342	1,170
5.500% due 12/25/2035	2,422	1,950
6.000% due 05/25/2036	1,852	1,543

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 06/25/2033	742	634
4.666% due 03/15/2036	5,332	5,506
5.435% due 09/15/2034	468	484

Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	500	449
5.548% due 02/15/2039	5,000	5,224

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036	770	412

Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	421	411
5.500% due 12/25/2035	700	457
5.505% due 10/25/2035	443	311
6.300% due 07/25/2036	663	353

First Horizon Asset Securities, Inc.
3.117% due 07/25/2033	318	291
5.750% due 05/25/2037	2,763	2,162

General Electric Capital Assurance Co.
5.254% due 05/12/2035	928	979

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	12,000	12,696

GMAC Mortgage Corp. Loan Trust
5.294% due 11/19/2035	643	525
5.500% due 09/25/2034	80	79

Greenpoint Mortgage Pass-Through Certificates
3.474% due 10/25/2033	1,246	927

GS Mortgage Securities Corp. II
0.318% due 03/06/2020	2,680	2,587
6.624% due 05/03/2018	600	630
6.879% due 05/03/2018	1,500	1,582

GSR Mortgage Loan Trust
3.008% due 09/25/2035	1,164	1,091
3.941% due 06/25/2034	647	593
3.991% due 11/25/2035	5,762	4,901
5.123% due 01/25/2036	550	451
5.340% due 11/25/2035	385	322
6.000% due 02/25/2036	8,462	7,050
6.000% due 03/25/2037	2,149	1,843
6.000% due 05/25/2037	1,345	1,202

Harborview Mortgage Loan Trust
0.419% due 01/19/2038	1,671	926

Homebanc Mortgage Trust
5.802% due 04/25/2037	456	341

Indymac Index Mortgage Loan Trust
0.469% due 07/25/2035	154	90

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.499% due 06/25/2037	$590	$129

JPMorgan Chase Commercial Mortgage Securities Corp.
5.050% due 12/12/2034	14,800	15,554

JPMorgan Mortgage Trust
3.529% due 04/25/2035	6,057	5,228
4.779% due 07/25/2035	659	603
5.677% due 04/25/2036	1,907	1,754
5.750% due 01/25/2036	2,030	1,747
5.826% due 06/25/2037	4,136	3,561
5.876% due 06/25/2037	9,105	7,823

JPMorgan Re-REMIC
0.729% due 06/26/2036	5,277	4,770
0.729% due 03/26/2037	4,883	3,880

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,731
5.424% due 02/15/2040	740	718
5.866% due 09/15/2045	700	690

MASTR Adjustable Rate Mortgages Trust
0.469% due 05/25/2037	425	208
0.569% due 05/25/2047	500	81
3.097% due 11/21/2034	953	945
3.253% due 11/25/2033	69	62
5.119% due 08/25/2034	154	134

MASTR Alternative Loans Trust
0.629% due 03/25/2036	1,038	397

MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,106	1,122

Merrill Lynch Alternative Note Asset
5.442% due 06/25/2037	543	299

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	750	708
5.957% due 08/12/2049	300	297

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	4,224	3,049
3.878% due 05/25/2034	887	752

MLCC Mortgage Investors, Inc.
4.250% due 10/25/2035	3,287	3,012

Morgan Stanley Capital I
5.332% due 12/15/2043	10,000	10,070
5.692% due 04/15/2049	1,200	1,103
5.880% due 06/11/2049	3,400	3,364

Morgan Stanley Mortgage Loan Trust
5.352% due 06/25/2036	196	169
6.000% due 10/25/2037	14,301	10,211

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	500	403

Provident Funding Mortgage Loan Trust
3.018% due 08/25/2033	414	381

RBSSP Resecuritization Trust
0.549% due 03/26/2037	5,356	4,753
0.729% due 09/26/2034	1,726	1,502
0.729% due 03/26/2036	3,391	3,076
0.729% due 04/26/2037	1,779	1,553

Residential Accredit Loans, Inc.
0.429% due 12/25/2046	600	124
0.459% due 05/25/2037	749	187
5.714% due 02/25/2036	390	217

Residential Asset Securitization Trust
0.629% due 01/25/2046	2,396	1,080

Residential Funding Mortgage Securities I
5.200% due 09/25/2035	605	434
5.666% due 02/25/2036	389	287

Salomon Brothers Mortgage Securities VII, Inc.
0.729% due 05/25/2032	58	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
2.817% due 01/25/2035	$846	$712
5.021% due 09/25/2035	9,233	7,080
5.450% due 01/25/2036	71	59
6.000% due 03/25/2036	402	292

Structured Asset Mortgage Investments, Inc.
0.329% due 09/25/2047	161	158
0.449% due 05/25/2036	3,245	1,689
0.489% due 05/25/2046	487	111

Structured Asset Securities Corp.
2.694% due 06/25/2033	964	843

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020	2,308	2,039

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	436	369

WaMu Mortgage Pass-Through Certificates
0.769% due 12/25/2027	744	647
1.171% due 02/25/2047	1,637	866
1.221% due 06/25/2047	578	174
1.281% due 12/25/2046	714	429
1.471% due 08/25/2046	1,510	894
1.871% due 06/25/2042	14	11
1.871% due 08/25/2042	16	11
2.385% due 03/25/2033	239	220
2.884% due 06/25/2033	299	284
3.078% due 02/27/2034	19	18
3.328% due 07/25/2046	2,272	1,556
4.819% due 10/25/2035	465	427
5.396% due 02/25/2037	1,582	1,114

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.231% due 04/25/2047	754	160
1.241% due 04/25/2047	711	191
1.311% due 05/25/2047	713	149

Washington Mutual MSC Mortgage Pass-Through Certificates
3.666% due 02/25/2033	6	5

Wells Fargo Mortgage-Backed Securities Trust
0.729% due 07/25/2037	954	597
3.436% due 04/25/2035	576	534
4.591% due 09/25/2033	470	471
4.687% due 12/25/2033	547	551
4.986% due 12/25/2034	745	734
4.986% due 03/25/2036	2,565	2,123
4.998% due 10/25/2035	2,183	1,908
5.502% due 04/25/2036	319	252
5.528% due 07/25/2036	427	345
5.531% due 07/25/2036	626	503
5.582% due 05/25/2036	1,481	1,237

Total Mortgage-Backed Securities (Cost $265,363)		264,194

ASSET-BACKED SECURITIES 0.9%

AEP Texas Central Transition Funding LLC
6.250% due 01/15/2017	750	865

Aurum CLO 2002-1 Ltd.
0.681% due 04/15/2014	2,734	2,633

Bear Stearns Asset-Backed Securities Trust
0.779% due 09/25/2034	4,000	3,484

Countrywide Asset-Backed Certificates
0.339% due 10/25/2046	14	14

Denver Arena Trust
6.940% due 11/15/2019	206	186

Detroit Edison Securitization Funding LLC
6.420% due 03/01/2015	750	830

Equity One ABS, Inc.
4.145% due 04/25/2034	190	181

36	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Asset-Backed Certificates
0.279% due 11/25/2036	$148	$145

GSAA Trust
0.529% due 03/25/2037	693	345
0.529% due 05/25/2047	700	402

JCP&L Transition Funding LLC
6.160% due 06/05/2019	650	752

JPMorgan Mortgage Acquisition Corp.
0.289% due 03/25/2047	340	238

Lehman XS Trust
0.459% due 06/25/2046	570	97

Morgan Stanley ABS Capital I
0.279% due 10/25/2036	165	162

Morgan Stanley Mortgage Loan Trust
0.589% due 04/25/2037	626	243
5.726% due 10/25/2036	487	268

Nationstar Home Equity Loan Trust
0.349% due 04/25/2037	145	138

SLM Student Loan Trust
0.229% due 04/25/2014	130	130
0.399% due 01/25/2017	179	179
1.749% due 04/25/2023	12,965	13,424

Total Asset-Backed Securities (Cost $24,701)		24,716

SOVEREIGN ISSUES 17.4%

Bahrain Government International Bond
5.500% due 03/31/2020	5,700	5,677

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018	1,000	1,065

Banque Centrale de Tunisie
7.375% due 04/25/2012	3,361	3,718
8.250% due 09/19/2027	570	700

Brazil Government International Bond
5.875% due 01/15/2019	14,200	15,336
6.000% due 01/17/2017	3,687	4,024
8.000% due 01/15/2018	5,862	6,862
8.250% due 01/20/2034	800	1,024
8.750% due 02/04/2025	2,830	3,750
8.875% due 10/14/2019	9,400	12,149
8.875% due 04/15/2024	8,057	10,675
11.000% due 08/17/2040	14,300	19,212

China Development Bank Corp.
5.000% due 10/15/2015	500	536

Colombia Government International Bond
7.375% due 01/27/2017	10,200	11,781
7.375% due 09/18/2037	3,900	4,387
8.250% due 12/22/2014	5,200	6,188
10.375% due 01/28/2033	275	394
10.750% due 01/15/2013	8,800	10,736
11.750% due 02/25/2020	725	1,066

Croatia Government International Bond
1.250% due 07/30/2010	14	14

Export-Import Bank of China
4.875% due 07/21/2015	2,050	2,179
5.250% due 07/29/2014	6,625	7,178

Export-Import Bank of Korea
0.471% due 10/04/2011	3,000	3,005
0.490% due 11/16/2010	400	393

Guatemala Government Bond
9.250% due 08/01/2013	1,845	2,149
10.250% due 11/08/2011	1,000	1,125

Hong Kong Government International Bond
5.125% due 08/01/2014	750	818

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indonesia Government International Bond
5.875% due 03/13/2020		$33,700	$35,132
6.750% due 03/10/2014		5,800	6,406
6.875% due 03/09/2017		11,200	12,570
6.875% due 01/17/2018		2,000	2,230
7.500% due 01/15/2016		100	116
8.500% due 10/12/2035		200	251
11.625% due 03/04/2019		6,300	9,088

Korea Development Bank
0.531% due 11/22/2012		8,200	7,952
5.300% due 01/17/2013		800	850
5.750% due 09/10/2013		385	418
8.000% due 01/23/2014		6,200	7,156

Mexico Government International Bond
5.625% due 01/15/2017		120	129
5.950% due 03/19/2019		63	68
6.050% due 01/11/2040		6,400	6,416
6.750% due 09/27/2034		10,500	11,602
8.300% due 08/15/2031		120	155

Panama Government International Bond
6.700% due 01/26/2036		2,179	2,326
7.250% due 03/15/2015		8,325	9,553
8.875% due 09/30/2027		2,600	3,367
9.375% due 04/01/2029		1,705	2,323

Peru Government International Bond
6.550% due 03/14/2037		320	344
7.350% due 07/21/2025		8,300	9,670
8.375% due 05/03/2016		7,421	9,065
8.750% due 11/21/2033		1,000	1,330

Philippines Government International Bond
6.375% due 01/15/2032		10,478	10,360
6.375% due 10/23/2034		8,900	8,766
6.500% due 01/20/2020		1,500	1,624
7.750% due 01/14/2031		4,200	4,830
8.250% due 01/15/2014		8,100	9,538
8.375% due 06/17/2019		5,410	6,627
8.750% due 10/07/2016		2,000	2,490
8.875% due 03/17/2015		200	248
9.000% due 02/15/2013		900	1,065

Poland Government International Bond
4.000% due 10/27/2024		55	50
6.375% due 07/15/2019		7,850	8,639

Qatar Government International Bond
4.000% due 01/20/2015		5,800	5,936
5.250% due 01/20/2020		10,200	10,639
6.400% due 01/20/2040		4,200	4,410

Russia Government International Bond
7.500% due 03/31/2030		55,730	64,374

South Africa Government International Bond
5.875% due 05/30/2022		750	770
6.500% due 06/02/2014		10,600	11,726
6.875% due 05/27/2019		8,800	9,867
7.375% due 04/25/2012		2,730	3,007

Turkey Government International Bond
6.750% due 05/30/2040		9,200	9,085

Uruguay Government International Bond
7.625% due 03/21/2036		1,000	1,138
8.000% due 11/18/2022		12,054	14,405
9.250% due 05/17/2017		100	129

Vietnam Government International Bond
4.000% due 03/12/2028		10,000	9,142
6.875% due 01/15/2016		3,000	3,187

Total Sovereign Issues (Cost $440,036)			476,710

FOREIGN CURRENCY-DENOMINATED ISSUES 13.0%

America Movil SAB de C.V.
8.460% due 12/18/2036	MXN	10,900	756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American General Finance Corp.
3.250% due 01/16/2013	EUR	600	$685

American International Group, Inc.
0.820% due 04/26/2011		650	861

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	12,500	13,610

Bank of America Corp.
4.750% due 05/23/2017	EUR	300	394

Banque Centrale de Tunisie
4.750% due 04/07/2011		5,300	7,427
6.250% due 02/20/2013		2,820	4,142

Barclays Bank PLC
6.000% due 01/23/2018		200	291
14.000% due 11/29/2049	GBP	500	993

BNP Paribas Capital Trust VI
5.868% due 01/29/2049	EUR	4,870	6,545

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024	BRL	26,700	28,111

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		6,520	3,571
10.000% due 01/01/2017		11,500	5,811

Canada Government Bond
2.500% due 06/01/2015	CAD	72,500	70,006

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	1,925	2,535

Citigroup, Inc.
4.750% due 02/10/2019		5,600	7,160

Colombia Government International Bond
12.000% due 10/22/2015	COP	10,000,000	6,358

Deutsche Telekom International Finance BV
8.125% due 05/29/2012	EUR	2,334	3,552

EMF-NL
1.480% due 04/17/2041		2,000	2,078

Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	1,199

Gaz Capital S.A.
7.800% due 09/27/2010	EUR	3,500	4,891

General Electric Capital Corp.
4.625% due 09/15/2066		5,700	6,236

Goldman Sachs Group, Inc.
0.965% due 02/04/2013		1,100	1,437

Green Valley Ltd.
4.292% due 01/10/2011		1,300	1,755

HSBC Holdings PLC
5.375% due 12/20/2012		298	434
6.000% due 06/10/2019		2,000	2,996
6.375% due 10/18/2022	GBP	100	162

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	1,900	2,027

International Endesa BV
6.125% due 07/05/2012	GBP	1,080	1,778

LBG Capital No.1 PLC
7.869% due 08/25/2020		3,525	4,734

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)	EUR	3,472	1,073

Lighthouse International Co. S.A.
8.000% due 04/30/2014		2,250	2,158

Mexico Government International Bond
7.250% due 12/15/2016	MXN	52,000	4,213

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,289

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016	EUR	3,300	4,858

See Accompanying Notes	Annual Report	March 31, 2010	37

Schedule of Investments  Diversified Income Fund   (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OI European Group BV
6.875% due 03/31/2017	EUR	820	$1,130

PagesJaunes Groupe
2.150% due 01/11/2014		4,000	4,801

Pemex Project Funding Master Trust
5.500% due 02/24/2025		14,000	18,701

Punch Taverns Finance PLC
6.468% due 04/15/2033	GBP	7,300	8,037

QBE International Holdings PLC
6.055% due 08/02/2020	AUD	3,000	2,716

Republic of Germany
3.750% due 01/04/2017	EUR	20,000	28,899
4.750% due 07/04/2028		7,900	12,103

Royal Bank of Scotland Group PLC
4.556% due 04/06/2011	GBP	3,129	4,487
6.000% due 06/29/2049		1,620	1,930

SLM Corp.
3.125% due 09/17/2012	EUR	7,000	8,982
4.750% due 03/17/2014		3,100	3,925

South Africa Government International Bond
5.250% due 05/16/2013		1,050	1,503

Sumitomo Mitsui Banking Corp.
0.803% due 12/31/2049	JPY	100,000	1,056
0.950% due 06/02/2049		100,000	1,025

Telefonos de Mexico SAB de C.V.
8.750% due 01/31/2016	MXN	128,300	10,129

UBS AG
7.152% due 12/29/2049	EUR	100	134

UPC Broadband Holding BV
4.170% due 12/31/2016		3,751	4,809
4.995% due 12/31/2017		2,705	3,499

UPC Holding BV
7.750% due 01/15/2014		2,300	3,184

Uruguay Government International Bond
6.875% due 01/19/2016		13,000	18,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veolia Environnement
4.875% due 05/28/2013	EUR	3,460	$5,017

Virgin Media Finance PLC
8.750% due 04/15/2014		483	676

Wind Acquisition Finance S.A.
11.000% due 12/01/2015		2,300	3,371

Total Foreign Currency-Denominated Issues (Cost $352,097)			355,940

		SHARES
COMMON STOCKS 0.2%

CIT Group, Inc. (d)		46,753	1,822

Dex One Corp. (d)		74,327	2,075

Royal Bank of Scotland Group PLC (d)		856,507	572

SemGroup Corp. 'A' (d)		13,326	386

Total Common Stocks (Cost $3,936)			4,855

WARRANTS 0.0%

SemGroup Corp. - Exp. 11/30/2014		14,027	116

Total Warrants (Cost $63)			116

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS 0.4%

Goldman Sachs & Co.
0.140% due 04/05/2010		$8,000	8,000
(Dated 03/11/2010. Collateralized by Fannie Mae 6.000% due 01/01/2039 valued at $8,224. Repurchase proceeds are $8,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2010	$2,511	$2,511
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $2,564. Repurchase proceeds are $2,511.)

		10,511

U.S. TREASURY BILLS 0.7%
0.196% due 08/26/2010 - 09/02/2010 (e)(g)(i)	19,228	19,212

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 1.7%
	4,724,023	47,302

Total Short-Term Instruments (Cost $77,024)		77,025

Total Investments 102.8% (Cost $2,721,415)		$2,808,278

Written Options (k) (0.1%) (Premiums $7,361)		(2,607)

Other Assets and Liabilities (Net) (2.7%)		(72,994)

Net Assets 100.0%		$2,732,677

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $18,242 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $117,337 at a weighted average interest rate of 0.356%. On March 31, 2010, securities valued at $9,707 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $7,579 and cash of $64 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers' Acceptance March Futures	Long	03/2011	1,499	$(420)
90-Day Eurodollar December Futures	Long	12/2010	3,174	9,534
90-Day Eurodollar June Futures	Long	06/2011	1,317	(132)
Euro-Bund 10-Year Bond June Futures	Long	06/2010	1,437	132

				$9,114

38	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(j)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American General Finance Corp.	MLP	(1.370%	)	12/20/2017	5.020%		$2,500	$452	$0	$452
American General Finance Corp.	RBS	(1.300%	)	12/20/2017	5.020%		2,500	461	0	461
CenturyTel, Inc.	BOA	(0.595%	)	06/20/2017	1.638%		5,000	322	0	322
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.022%		5,000	59	0	59
CSX Corp.	UBS	(0.880%	)	06/20/2017	0.654%		5,000	(74)	0	(74)
Cytec Industries, Inc.	DUB	(1.000%	)	12/20/2015	1.143%		1,000	7	0	7
FBG Finance Ltd.	BCLY	(1.600%	)	06/20/2015	0.540%		1,000	(53)	0	(53)
HCP, Inc.	BOA	(1.227%	)	03/20/2018	1.663%		5,000	142	0	142
Ltd Brands, Inc.	GSC	(2.410%	)	09/20/2017	2.119%		2,000	(38)	0	(38)
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	1.421%		5,000	153	0	153
Marsh & McLennan Cos., Inc.	BCLY	(0.760%	)	09/20/2015	1.081%		5,000	80	0	80
Pulte Homes, Inc.	DUB	(1.000%	)	03/20/2014	1.664%		10,500	256	327	(71)
Royal Caribbean Cruises Ltd.	GSC	(5.000%	)	03/20/2011	1.395%		9,000	(328)	(145)	(183)
Time Warner, Inc.	JPM	(0.830%	)	12/20/2016	0.755%		2,600	(12)	0	(12)

								$1,427	$182	$1,245

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BCLY	1.950%		03/20/2013	2.008%		$2,800	$(3)	$0	$(3)
American International Group, Inc.	DUB	5.000%		09/20/2013	2.156%		100	9	(13)	22
American International Group, Inc.	RBS	1.975%		03/20/2013	2.008%		5,400	(2)	0	(2)
Biomet, Inc.	CSFB	8.000%		03/20/2014	2.863%		1,473	253	0	253
Brazil Government International Bond	BCLY	1.360%		08/20/2011	0.756%		1,800	18	0	18
Brazil Government International Bond	BCLY	1.370%		08/20/2011	0.756%		1,800	18	0	18
Brazil Government International Bond	CSFB	1.000%		12/20/2010	0.559%		9,500	34	35	(1)
Brazil Government International Bond	DUB	1.000%		12/20/2010	0.559%		4,400	15	16	(1)
Brazil Government International Bond	GSC	1.000%		12/20/2010	0.559%		5,000	17	19	(2)
Brazil Government International Bond	MSC	1.470%		02/20/2017	1.416%		700	3	0	3
Brazil Government International Bond	RBS	1.000%		12/20/2010	0.559%		10,000	35	39	(4)
Celestica, Inc.	BCLY	2.850%		09/20/2011	0.313%		2,100	81	0	81
Chesapeake Energy Corp.	CSFB	1.000%		06/20/2012	2.123%		3,700	(89)	0	(89)
Chesapeake Energy Corp.	CSFB	1.710%		09/20/2012	2.468%		5,650	(100)	0	(100)
Chesapeake Energy Corp.	JPM	5.000%		09/20/2014	4.179%		1,900	64	(142)	206
Citigroup, Inc.	MSC	0.163%		06/20/2011	1.587%		12,000	(208)	0	(208)
Codere Finance S.A.	GSC	3.920%		12/20/2012	4.798%	EUR	1,700	(49)	0	(49)
Codere Finance S.A.	JPM	4.150%		12/20/2012	4.798%		1,500	(31)	0	(31)
Colombia Government International Bond	UBS	1.070%		01/20/2012	0.974%		$1,000	4	0	4
Dynegy Holdings, Inc.	BCLY	5.000%		09/20/2014	11.023%		1,800	(342)	(360)	18
El Paso Corp.	BOA	5.000%		09/20/2014	3.215%		400	29	(30)	59
El Paso Corp.	CSFB	5.000%		09/20/2014	3.215%		6,300	462	(466)	928
Emirate of Abu Dhabi	CITI	1.000%		12/20/2014	1.083%		600	(2)	(15)	13
Emirate of Abu Dhabi	CSFB	1.000%		12/20/2014	1.083%		800	(2)	(20)	18
Emirate of Abu Dhabi	GSC	1.000%		03/20/2011	0.533%		2,300	12	2	10
Emirate of Abu Dhabi	GSC	1.000%		12/20/2014	1.083%		800	(2)	(26)	24
Emirate of Abu Dhabi	UBS	1.000%		12/20/2014	1.083%		300	(1)	(10)	9
Ford Motor Credit Co. LLC	UBS	5.000%		12/20/2010	1.951%		4,400	103	(1,100)	1,203
France Telecom S.A.	UBS	0.330%		09/20/2011	0.210%	EUR	3,900	10	0	10
France Telecom S.A.	WAC	0.325%		09/20/2011	0.210%		3,900	9	0	9
Freeport-McMoRan Copper & Gold, Inc.	BOA	0.910%		06/20/2012	0.446%		$1,800	19	0	19
Freeport-McMoRan Copper & Gold, Inc.	MSC	0.890%		06/20/2012	0.446%		5,950	60	0	60
General Electric Capital Corp.	BCLY	5.000%		06/20/2012	1.218%		5,200	437	134	303
General Electric Capital Corp.	BOA	1.000%		12/20/2012	1.273%		1,400	(10)	(45)	35
General Electric Capital Corp.	BOA	7.000%		06/20/2013	1.332%		400	71	0	71
General Electric Capital Corp.	CITI	7.250%		03/20/2012	1.194%		500	60	0	60
General Electric Capital Corp.	CITI	6.950%		03/20/2013	1.314%		5,000	819	0	819
General Electric Capital Corp.	CITI	3.950%		03/20/2017	1.478%		9,425	1,406	0	1,406
General Electric Capital Corp.	DUB	1.000%		03/20/2011	0.929%		100	0	(1)	1
General Electric Capital Corp.	DUB	1.070%		12/20/2012	1.294%		3,540	(20)	0	(20)
General Electric Capital Corp.	GSC	5.000%		06/20/2012	1.218%		5,000	420	(350)	770
Goldman Sachs Group, Inc.	MSC	0.235%		06/20/2012	0.814%		4,000	(51)	0	(51)
HCA, Inc.	CSFB	5.000%		03/20/2014	2.446%		880	76	(132)	208
HSBC Finance Corp.	DUB	5.000%		12/20/2011	0.595%		100	7	5	2
HSBC Finance Corp.	DUB	5.000%		09/20/2013	0.732%		120	18	11	7
Indonesia Government International Bond	RBS	1.390%		12/20/2011	0.975%		5,000	37	0	37
Indonesia Government International Bond	RBS	1.525%		12/20/2011	0.975%		3,000	30	0	30
JSC Gazprom	DUB	1.490%		09/20/2017	2.044%		5,000	(171)	0	(171)
Korea Government Bond	CITI	0.520%		12/20/2010	0.378%		2,500	3	0	3

See Accompanying Notes	Annual Report	March 31, 2010	39

Schedule of Investments  Diversified Income Fund   (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Korea Government Bond	CITI	0.540%	12/20/2010	0.378%		$3,000	$4	$0	$4
Korea Government Bond	UBS	0.550%	12/20/2010	0.378%		3,100	4	0	4
Mexico Government International Bond	BCLY	1.000%	12/20/2010	0.523%		11,000	41	(13)	54
Mexico Government International Bond	GSC	2.050%	09/20/2013	0.916%		210	8	0	8
Mexico Government International Bond	GSC	1.000%	03/20/2015	1.139%		30,000	(186)	(595)	409
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.523%		2,200	9	6	3
Mexico Government International Bond	HSBC	1.000%	03/20/2011	0.583%		2,100	9	7	2
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.220%		650	(10)	0	(10)
Mexico Government International Bond	MLP	1.000%	03/20/2011	0.583%		800	4	3	1
Mexico Government International Bond	MSC	2.070%	09/20/2013	0.916%		530	21	0	21
Mexico Government International Bond	MSC	2.170%	09/20/2013	0.916%		120	5	0	5
Mexico Government International Bond	RBS	1.000%	12/20/2010	0.523%		5,000	19	9	10
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.583%		700	3	1	2
Mexico Government International Bond	UBS	1.000%	03/20/2015	1.139%		17,900	(111)	(324)	213
Peru Government International Bond	MSC	1.960%	10/20/2016	1.374%		600	26	0	26
Petroleos Mexicanos	BCLY	0.880%	04/20/2011	0.676%		11,500	71	0	71
Philippines Government International Bond	CITI	1.770%	12/20/2017	1.817%		5,200	(13)	0	(13)
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.801%		4,500	201	0	201
Philippines Government International Bond	MSC	2.440%	09/20/2017	1.801%		300	12	0	12
Philippines Government International Bond	UBS	2.260%	03/20/2013	1.201%		3,800	118	0	118
Qatar Government International Bond	UBS	1.000%	12/20/2014	0.817%		2,100	17	(30)	47
RRI Energy, Inc.	GSC	5.000%	09/20/2014	8.342%		4,000	(454)	(657)	203
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%		2,700	(6)	(6)	0
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	1.588%		3,900	16	0	16
RSHB Capital S.A.	CSFB	1.870%	10/20/2012	1.752%		1,400	16	0	16
RSHB Capital S.A.	MSC	1.000%	12/20/2010	1.110%		10,000	(5)	(42)	37
RSHB Capital S.A.	MSC	2.000%	10/20/2012	1.752%		3,000	46	0	46
Russia Government International Bond	CITI	1.000%	12/20/2010	0.552%		2,400	8	1	7
Russia Government International Bond	DUB	1.000%	12/20/2010	0.552%		4,550	16	2	14
Russia Government International Bond	GSC	1.000%	12/20/2010	0.552%		3,550	12	4	8
SLM Corp.	BOA	0.820%	06/20/2012	2.688%		4,500	(179)	0	(179)
SLM Corp.	BOA	5.000%	09/20/2014	3.487%		5,800	353	(652)	1,005
SunGard Data Systems, Inc.	BCLY	5.000%	09/20/2014	5.661%		500	(12)	(55)	43
SunGard Data Systems, Inc.	CITI	5.000%	09/20/2014	5.661%		2,100	(48)	(233)	185
SunGard Data Systems, Inc.	CSFB	5.000%	09/20/2014	5.661%		2,400	(56)	(270)	214
Telecom Italia Finance S.A.	UBS	0.520%	09/20/2011	1.012%	EUR	3,900	(37)	0	(37)
Telecom Italia Finance S.A.	WAC	0.525%	09/20/2011	1.012%		3,900	(37)	0	(37)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.553%		$3,000	(21)	0	(21)
Wells Fargo & Co.	BCLY	1.000%	03/20/2013	0.755%		2,000	15	(41)	56
Wells Fargo & Co.	CITI	1.000%	03/20/2013	0.755%		1,100	8	(25)	33
Wells Fargo & Co.	MSC	1.000%	03/20/2013	0.755%		900	6	(21)	27

							$3,449	$(5,380)	$8,829

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE A 06-1 Index	CITI	0.540%	07/25/2045		$7,605	$(6,575)	$(200)	$(6,375)
ABX.HE A 06-2 Index	CITI	0.440%	05/25/2046		4,383	(4,154)	(299)	(3,855)
ABX.HE A 06-2 Index	GSC	0.440%	05/25/2046		4,152	(3,934)	(280)	(3,654)
ABX.HE A 06-2 Index	UBS	0.440%	05/25/2046		4,383	(4,152)	(299)	(3,853)
CDX.EM-12 Index	JPM	5.000%	12/20/2014		31,600	3,724	3,318	406
CDX.EM-13 Index	BCLY	5.000%	06/20/2015		9,500	1,193	1,192	1
CDX.EM-13 Index	GSC	5.000%	06/20/2015		3,900	490	487	3
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		8,667	(26)	0	(26)
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		2,000	50	0	50
CDX.HY-10 5-Year Index	BCLY	5.000%	06/20/2013		9,657	369	(640)	1,009
CDX.HY-11 5-Year Index	GSC	5.000%	12/20/2013		44,109	916	(8,712)	9,628
CDX.IG-5 Index	GSC	0.450%	12/20/2010		14,460	(2)	(6)	4
CDX.IG-6 Index	DUB	0.400%	06/20/2011		16,252	(42)	22	(64)
CDX.IG-6 Index	MSC	0.400%	06/20/2011		956	(2)	0	(2)
CDX.IG-13 5-Year Index	DUB	1.000%	12/20/2014		22,900	185	44	141
CDX.IG-13 5-Year Index	GSC	1.000%	12/20/2014		59,600	482	115	367
iTraxx Europe 4 Index	MSC	0.350%	12/20/2010	EUR	43,251	3	(39)	42
iTraxx Europe 5 Index	MSC	0.400%	06/20/2011		2,480	(1)	14	(15)
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011		4,791	(51)	89	(140)
iTraxx Europe Crossover 5 Index	JPM	2.900%	06/20/2011		6,819	(73)	132	(205)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		2,880	(134)	52	(186)
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013		24,440	2,371	260	2,111

						$(9,363)	$(4,750)	$(4,613)

40	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Floating rate equal to 1-Month AUD-BBR-BBSW plus 0.350% based on the notional amount of currency delivered	Floating rate equal to 1-Month USD-LIBOR based on the notional amount of currency received	01/19/2012	DUB	AUD	57,200	$53,196	$(706)	$3	$(709)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM	EUR	23,000	$677	$0	$677
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC	BRL	37,300	186	47	139
Pay	1-Year BRL-CDI	11.140%	01/02/2012	JPM		8,200	41	10	31
Pay	1-Year BRL-CDI	11.650%	01/02/2012	GSC		32,800	342	217	125
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		12,200	(1)	(5)	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,400	(2)	0	(2)
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		49,800	(12)	0	(12)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		49,600	56	61	(5)
Pay	6-Month EUR-LIBOR	2.500%	09/15/2011	HSBC	EUR	11,000	161	65	96
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	GSC		29,000	3,599	(544)	4,143
Pay	6-Month EUR-LIBOR	4.000%	09/19/2017	BCLY		4,100	486	(309)	795
Pay	6-Month EUR-LIBOR	4.500%	03/18/2019	DUB		500	93	14	79
Pay	6-Month EUR-LIBOR	4.000%	03/17/2020	DUB		23,000	1,975	469	1,506
Pay	6-Month EUR-LIBOR	4.000%	09/15/2030	BCLY		6,400	127	115	12
Pay	28-Day MXN TIIE	7.780%	04/09/2019	HSBC	MXN	4,000	0	(2)	2
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		129,100	22	120	(98)

							$7,750	$258	$7,492

(k)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	18	$6	$3
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	67	24	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	18	6	6
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	67	12	9

				$48	$21

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$17,200	$247	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	17,200	130	6
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	5,800	35	17
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	5,800	14	14
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	10,200	78	1
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	73,300	386	287
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	73,300	542	469

See Accompanying Notes	Annual Report	March 31, 2010	41

Schedule of Investments  Diversified Income Fund   (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$7,000	$100	$0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	54,900	165	23
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	69,700	144	23
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	32,100	112	84
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	32,100	211	174
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	18,700	50	49
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	18,700	83	101
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	5,500	25	21
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	5,500	26	35
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	67,100	731	1
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	59,100	580	19
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	8,000	39	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	16,900	172	50
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	16,900	159	41
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	137,400	1,148	11
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	22,400	227	6
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	7,400	61	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	7,400	32	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	10,500	50	31
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	10,500	27	26
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	20,000	210	7
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	9,900	76	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	61,100	474	414

							$6,334	$1,911

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-14 5-Year Index	BOA	Buy	0.750%	06/16/2010		$49,900	$50	$66
Put - OTC CDX.IG-14 5-Year Index	BOA	Sell	1.250%	06/16/2010		49,900	60	29
Put - OTC iTraxx Europe 12 Index	DUB	Sell	1.350%	06/16/2010	EUR	51,900	120	37
Put - OTC CDX.IG-13 5-Year Index	DUB	Sell	1.600%	06/21/2010		$32,000	90	6
Call - OTC CDX.IG-14 5-Year Index	JPM	Buy	0.750%	06/16/2010		27,500	30	36
Call - OTC iTraxx Europe 13 Index	JPM	Buy	0.700%	06/16/2010	EUR	6,900	19	19
Put - OTC CDX.IG-14 5-Year Index	JPM	Sell	1.250%	06/16/2010		$27,500	29	16
Put - OTC iTraxx Europe 13 Index	JPM	Sell	1.200%	06/16/2010	EUR	6,900	8	9
Call - OTC iTraxx Europe 13 Index	MSC	Buy	0.700%	06/16/2010		54,600	134	152
Put - OTC iTraxx Europe 13 Index	MSC	Sell	1.200%	06/16/2010		54,600	80	74

							$620	$444

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$27,100	$234	$4
Call - OTC USD versus JPY		94.000	04/20/2010	27,100	125	227

					$359	$231

Transactions in written call and put options for the period ended March 31, 2010:
	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	905	$117,300	EUR	24,800	$1,620
Sales	3,732	1,963,800		174,900	12,940
Closing Buys	(4,467)	(938,500)		(24,800)	(7,199)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2010	170	$1,142,600	EUR	174,900	$7,361

(l)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2025	$44,000	$46,467	$46,372

42	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(m)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	11,884	04/2010	GSC	$0	$(104)	$(104)
Sell		11,884	04/2010	HSBC	0	(27)	(27)
Sell		15,752	06/2010	GSC	48	0	48
Buy		11,884	06/2010	HSBC	27	0	27
Sell		31,504	06/2010	HSBC	96	0	96
Sell		15,739	06/2010	JPM	55	0	55
Sell		15,741	06/2010	RBS	54	0	54
Buy	CAD	46,500	04/2010	BCLY	550	0	550
Buy		19,478	04/2010	CITI	221	0	221
Sell		74	04/2010	CSFB	0	(1)	(1)
Buy		25,353	04/2010	RBC	53	0	53
Sell		44,856	04/2010	RBC	0	(696)	(696)
Sell		47,623	04/2010	RBS	0	(337)	(337)
Buy	CNY	77,102	06/2010	BCLY	0	(31)	(31)
Sell		43,650	06/2010	BOA	42	0	42
Buy		35,477	06/2010	CITI	0	(6)	(6)
Buy		339	06/2010	CSFB	0	0	0
Buy		13,879	06/2010	DUB	0	(8)	(8)
Buy		100,353	06/2010	HSBC	0	(42)	(42)
Buy		74,851	06/2010	MSC	0	(22)	(22)
Sell		77,827	06/2010	MSC	77	0	77
Buy		69,212	01/2011	BCLY	0	(72)	(72)
Buy		42,898	01/2011	BOA	0	(58)	(58)
Buy		95,732	01/2011	CITI	0	(187)	(187)
Buy		76,490	01/2011	MSC	0	(105)	(105)
Sell	EUR	464	04/2010	BCLY	0	(7)	(7)
Sell		2,436	04/2010	CITI	57	0	57
Buy		2,884	04/2010	JPM	0	(189)	(189)
Sell		133,674	04/2010	JPM	2,035	(21)	2,014
Sell		5,188	04/2010	MSC	28	0	28
Sell		22,165	04/2010	RBC	204	0	204
Buy		376	04/2010	RBS	0	(1)	(1)
Sell	GBP	12,015	06/2010	CITI	0	(335)	(335)
Sell		33,248	06/2010	RBS	0	(319)	(319)
Buy	JPY	389,000	04/2010	BCLY	0	(43)	(43)
Sell		556,361	04/2010	CITI	197	0	197
Buy	KRW	1,909,000	07/2010	BCLY	69	0	69
Buy		3,788,209	07/2010	DUB	141	0	141
Buy		3,147,052	07/2010	MSC	109	0	109
Buy		7,532,822	08/2010	MSC	223	0	223
Buy		10,084,592	11/2010	BCLY	140	0	140
Buy		550,168	11/2010	BOA	17	0	17
Buy		4,201,800	11/2010	CITI	79	0	79
Buy		7,046,952	11/2010	DUB	50	0	50
Buy		234,600	11/2010	GSC	6	0	6
Buy		23,410,608	11/2010	JPM	14	(54)	(40)
Buy		886,347	11/2010	MSC	7	0	7
Buy	MXN	3,781	04/2010	DUB	12	0	12
Sell		1,343	04/2010	DUB	0	0	0
Buy		5,947	04/2010	GSC	21	0	21
Buy		293	04/2010	HSBC	2	0	2
Sell		19,541	04/2010	HSBC	0	(34)	(34)
Buy		10,863	04/2010	JPM	63	0	63
Buy		1,343	09/2010	DUB	0	0	0
Buy		271,605	09/2010	GSC	326	0	326
Buy		33,623	09/2010	HSBC	51	0	51
Buy	PHP	241,284	08/2010	BCLY	84	0	84
Buy	PLN	3,595	08/2010	BCLY	26	0	26
Buy		35,352	08/2010	CITI	0	(193)	(193)
Buy		7,283	08/2010	HSBC	24	0	24
Buy		35,366	08/2010	JPM	0	(194)	(194)
Buy		1,823	08/2010	MSC	12	0	12
Sell	SGD	33,178	04/2010	CITI	0	(66)	(66)
Buy		33,178	04/2010	JPM	0	(135)	(135)
Buy		33,178	09/2010	CITI	65	0	65
Buy	ZAR	426	07/2010	BCLY	3	0	3

					$5,288	$(3,287)	$2,001

See Accompanying Notes	Annual Report	March 31, 2010	43

Schedule of Investments  Diversified Income Fund   (Cont.)

(n)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$1,483,940	$0	$1,483,940
Mortgage-Backed Securities	0	261,695	2,499	264,194
Sovereign Issues	0	476,710	0	476,710
Foreign Currency-Denominated Issues	0	352,806	3,134	355,940
Other Investments +++	52,157	172,588	2,749	227,494

Investments, at value	$52,157	$2,747,739	$8,382	$2,808,278
Short Sales, at value	$0	$(46,372)	$0	$(46,372)
Financial Derivative Instruments ++++	$9,114	$12,082	$(444)	$20,752

Totals	$61,271	$2,713,449	$7,938	$2,782,658

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Mortgage-Backed Securities	$0	$2,499	$0	$0	$0	$0	$2,499	$0
Foreign Currency-Denominated Issues	5,712	(1,746)	(7)	261	3,401	(4,487)	3,134	381
Other Investments +++	3,565	(1,282)	(4)	1	469	0	2,749	301

Investments, at value	$9,277	$(529)	$(11)	$262	$3,870	$(4,487)	$8,382	$682
Financial Derivative Instruments ++++	$2,391	$(620)	$0	$0	$(2,215)	$0	$(444)	$176

Totals	$11,668	$(1,149)	$(11)	$262	$1,655	$(4,487)	$7,938	$858

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(o)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$1,165	$0	$0	$0	$0	$1,165
Unrealized appreciation on foreign currency contracts	0	5,288	0	0	0	5,288
Unrealized appreciation on swap agreements	7,609	0	25,296	0	0	32,905

	$8,774	$5,288	$25,296	$0	$0	$39,358

Liabilities:
Written options outstanding	$1,932	$231	$444	$0	$0	$2,607
Unrealized depreciation on foreign currency contracts	0	3,287	0	0	0	3,287
Unrealized depreciation on swap agreements	117	709	19,835	0	0	20,661

	$2,049	$4,227	$20,279	$0	$0	$26,555

44	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$3,143	$0	$0	$0	$3,143
Net realized gain (loss) on futures contracts, written options and swaps	48,588	0	(8,977)	0	0	39,611
Net realized (loss) on foreign currency transactions	0	(23,297)	0	0	0	(23,297)

	$48,588	$(20,154)	$(8,977)	$0	$0	$19,457

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(2,068)	$0	$0	$0	$(2,068)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(2,677)	(581)	86,515	0	0	83,257
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	18,206	0	0	0	18,206

	$(2,677)	$15,557	$86,515	$0	$0	$99,395

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $9,114 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	45

Schedule of Investments  Floating Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.1%

Bausch & Lomb, Inc.
3.501% due 04/26/2015	$1,938	$1,898

Cooper-Standard Automotive, Inc.
2.252% due 12/23/2024 (a)	235	234
4.250% due 12/23/2024 (a)	79	79
4.750% due 12/23/2011 (a)	705	703
4.750% due 02/28/2024 (a)	560	558

CSC Holdings LLC
1.980% due 03/29/2016	1,910	1,911

FCI Connectors
2.728% due 11/02/2012	292	276
2.728% due 03/09/2013	309	293

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	582	601

Hawaiian Telcom Communications, Inc.
4.750% due 06/01/2014 (a)	1,734	1,440

Idearc, Inc.
11.000% due 12/31/2015	360	339

Ineos Group Holdings PLC
7.501% due 10/07/2013	1,096	1,077
8.001% due 10/07/2014	1,096	1,077

Intelsat Ltd.
2.728% due 07/03/2012	416	408

International Lease Finance Corp.
10.000% due 02/23/2015	1,200	1,231
10.000% due 03/17/2016	800	811

Nielsen Finance LLC
2.229% due 08/09/2013	283	272
3.979% due 05/01/2016	601	592

Renal Advantage, Inc.
2.746% due 10/06/2012	193	187
2.757% due 10/06/2012	1,555	1,508

RH Donnelley Corp.
9.250% due 10/24/2014	1,385	1,360

Texas Competitive Electric Holdings Co. LLC
3.729% due 10/10/2014	2,022	1,647
3.751% due 10/10/2014	16	13

Total Bank Loan Obligations (Cost $20,363)		18,515

CORPORATE BONDS & NOTES 56.9%

BANKING & FINANCE 25.5%

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	1,000	1,015

American Express Co.
7.250% due 05/20/2014	3,000	3,403

American International Group, Inc.
5.850% due 01/16/2018	1,700	1,582
6.250% due 05/01/2036	700	612

Banco do Brasil S.A.
4.500% due 01/22/2015	300	307
6.000% due 01/22/2020	1,800	1,832

Bank of America Corp.
5.750% due 12/01/2017	1,150	1,181

Bank of Scotland PLC
4.880% due 04/15/2011	3,000	3,129

Barclays Bank PLC
5.000% due 09/22/2016	500	514
5.200% due 07/10/2014	1,000	1,069
5.926% due 09/29/2049	800	712
7.434% due 09/29/2049	2,900	2,900

CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016	300	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
0.382% due 03/16/2012	$1,550	$1,512
5.500% due 04/11/2013	4,800	5,047

Countrywide Financial Corp.
5.800% due 06/07/2012	1,000	1,064

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	2,100	2,405

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	15,010	14,597
7.250% due 10/25/2011	100	103
7.800% due 06/01/2012	200	208
7.875% due 06/15/2010	200	202

Foundation Re II Ltd.
7.000% due 11/26/2010	3,700	3,669

GMAC, Inc.
6.625% due 05/15/2012	2,900	2,919
6.875% due 09/15/2011	3,600	3,651
6.875% due 08/28/2012	200	202

HBOS PLC
6.750% due 05/21/2018	2,500	2,300

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016	6,575	5,359

Intergas Finance BV
6.375% due 05/14/2017	4,000	4,140
6.875% due 11/04/2011	7,296	7,697

International Lease Finance Corp.
4.950% due 02/01/2011	400	400

JPMorgan Chase & Co.
4.650% due 06/01/2014	2,100	2,221

LBI Escrow Corp.
8.000% due 11/01/2017 (b)	1,000	1,039

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	900	212

Macquarie Bank Ltd.
3.300% due 07/17/2014	5,000	5,072

Merna Reinsurance Ltd.
0.901% due 06/30/2012	5,800	5,739

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013	2,350	2,488
6.875% due 04/25/2018	600	648

Mystic Re Ltd.
10.252% due 06/07/2011	1,500	1,527

Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	600	606

Pearson Dollar Finance PLC
6.250% due 05/06/2018	1,000	1,071

Petroleum Export Ltd.
4.623% due 06/15/2010	389	387
5.265% due 06/15/2011	2,574	2,546

Petroleum Export II Ltd.
6.340% due 06/20/2011	1,702	1,681

Rabobank Nederland NV
11.000% due 06/29/2049	1,200	1,549

Residential Reinsurance 2007 Ltd.
6.252% due 06/07/2010	3,500	3,522

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012	3,000	3,064

RSHB Capital S.A. for OJSC Russian Agricultural Bank
7.125% due 01/14/2014	200	218

TNK-BP Finance S.A.
7.500% due 03/13/2013	6,900	7,509
7.500% due 07/18/2016	200	220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	$400	$420
6.103% due 06/27/2012	5,500	5,836

UBS Preferred Funding Trust I
8.622% due 10/29/2049	8,250	8,170

VTB Capital S.A.
6.609% due 10/31/2012	3,500	3,684

Wachovia Corp.
0.379% due 04/23/2012	2,700	2,674

Wells Fargo Capital XIII
7.700% due 12/29/2049	10,200	10,583

White Nights Finance BV for Gazprom
10.500% due 03/25/2014	100	119

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	5,360	5,460

		152,314

INDUSTRIALS 21.1%

Adaro Indonesia PT
7.625% due 10/22/2019	400	418

America Movil SAB de C.V.
5.750% due 01/15/2015	300	329

Anheuser-Busch Cos., Inc.
4.700% due 04/15/2012	400	423

AutoZone, Inc.
7.125% due 08/01/2018	2,000	2,271

Berry Plastics Corp.
4.132% due 09/15/2014	2,500	2,175
8.250% due 11/15/2015	500	506

Biomet, Inc.
10.000% due 10/15/2017	200	222
10.375% due 10/15/2017 (c)	2,700	2,984
11.625% due 10/15/2017	200	225

Charter Communications Operating LLC
8.000% due 04/30/2012 (a)	1,600	1,708

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015	1,000	1,008
9.500% due 05/15/2016	1,100	1,182

CSC Holdings LLC
7.625% due 07/15/2018	100	105
8.625% due 02/15/2019	2,000	2,200

CSN Islands VIII Corp.
9.750% due 12/16/2013	1,500	1,762

CSN Islands IX Corp.
10.500% due 01/15/2015	200	246

CSN Islands XI Corp.
6.875% due 09/21/2019	200	210

DaVita, Inc.
6.625% due 03/15/2013	2,100	2,124

Delta Air Lines, Inc.
7.379% due 11/18/2011	1,862	1,862

Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015	300	306
9.500% due 12/11/2019	300	319

Devon Energy Corp.
5.625% due 01/15/2014	800	876

DISH DBS Corp.
7.000% due 10/01/2013	1,900	1,986
7.875% due 09/01/2019	500	522

DP World Ltd.
6.850% due 07/02/2037	500	425

46	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	$170	$171

Ecopetrol S.A.
7.625% due 07/23/2019	700	780

El Paso Corp.
8.250% due 02/15/2016	1,100	1,180

Energy Transfer Partners LP
8.500% due 04/15/2014	1,800	2,096

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	1,055

First Data Corp.
9.875% due 09/24/2015	1,350	1,171

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	1,150	1,253
8.375% due 04/01/2017	1,200	1,337

Georgia-Pacific LLC
8.250% due 05/01/2016	300	328

Gerdau Holdings, Inc.
7.000% due 01/20/2020	600	636

GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,508

Hanesbrands, Inc.
3.831% due 12/15/2014	2,100	2,016

HCA, Inc.
7.875% due 02/15/2020	1,500	1,574
8.500% due 04/15/2019	1,500	1,621
9.250% due 11/15/2016	1,300	1,385
9.625% due 11/15/2016 (c)	700	752
9.875% due 02/15/2017	800	876

Health Net, Inc.
6.375% due 06/01/2017	1,000	935

Hexion Finance Escrow LLC
8.875% due 02/01/2018	400	396

Humana, Inc.
6.300% due 08/01/2018	1,000	1,019

Hutchison Whampoa International 09/19 Ltd.
5.750% due 09/11/2019	600	625

Intelsat Subsidiary Holding Co. S.A.
8.500% due 01/15/2013	1,600	1,632

Macy's Retail Holdings, Inc.
7.450% due 07/15/2017	1,000	1,065

Masco Corp.
5.875% due 07/15/2012	2,000	2,092

MGM Mirage
13.000% due 11/15/2013	1,500	1,755

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	16,670	19,172

Nakilat, Inc.
6.067% due 12/31/2033	100	93

Newell Rubbermaid, Inc.
10.600% due 04/15/2019	1,000	1,321

Newfield Exploration Co.
6.875% due 02/01/2020	500	506

Noble Group Ltd.
6.750% due 01/29/2020	2,400	2,488

Northwest Airlines, Inc.
7.626% due 10/01/2011	1,220	1,226

OneBeacon U.S. Holdings, Inc.
5.875% due 05/15/2013	375	386

Oshkosh Corp.
8.250% due 03/01/2017	200	208
8.500% due 03/01/2020	100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owens-Brockway Glass Container, Inc.
8.250% due 05/15/2013	$100	$102

Pemex Project Funding Master Trust
0.852% due 12/03/2012	7,000	6,965
1.557% due 06/15/2010	8,500	8,511

Petrobras International Finance Co.
7.875% due 03/15/2019	1,170	1,374

Petroleos Mexicanos
8.000% due 05/03/2019	3,000	3,532

Rohm and Haas Co.
6.000% due 09/15/2017	3,000	3,191

Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	1,500	1,568

SandRidge Energy, Inc.
3.876% due 04/01/2014	4,775	4,381

Southern Co.
5.300% due 01/15/2012	1,900	2,021

Steel Dynamics, Inc.
7.375% due 11/01/2012	700	731

Teck Resources Ltd.
9.750% due 05/15/2014	900	1,071
10.250% due 05/15/2016	1,050	1,255
10.750% due 05/15/2019	1,000	1,230

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	1,143	1,223

Teva Pharmaceutical Finance Co. LLC
5.550% due 02/01/2016	1,000	1,096

United Airlines, Inc.
7.730% due 01/01/2012	35	36
9.750% due 01/15/2017	1,000	1,052

Urbi Desarrollos Urbanos SAB de C.V.
9.500% due 01/21/2020	400	435

Weyerhaeuser Co.
6.750% due 03/15/2012	1,600	1,707

Windstream Corp.
7.875% due 11/01/2017	300	297
8.125% due 08/01/2013	100	105
8.625% due 08/01/2016	800	822

Wynn Las Vegas LLC
6.625% due 12/01/2014	100	100
7.875% due 11/01/2017	1,400	1,431

XTO Energy, Inc.
7.500% due 04/15/2012	90	101

		125,493

UTILITIES 10.3%

AES Panama S.A.
6.350% due 12/21/2016	3,000	3,033

AT&T Corp.
7.300% due 11/15/2011	473	517

AT&T, Inc.
4.850% due 02/15/2014	4,800	5,158

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	600	657
7.750% due 11/30/2015	800	920

CMS Energy Corp.
1.201% due 01/15/2013	4,400	4,213

Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014	4,800	5,231

Duke Energy Corp.
6.300% due 02/01/2014	4,000	4,459

Embarq Corp.
7.082% due 06/01/2016	5,600	6,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	$1,100	$1,177

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	1,500	1,534

Majapahit Holding BV
7.250% due 10/17/2011	1,400	1,489
7.250% due 06/28/2017	100	106
7.750% due 10/17/2016	200	218
7.750% due 01/20/2020	400	436

PG&E Corp.
5.750% due 04/01/2014	4,800	5,248

Progress Energy, Inc.
6.050% due 03/15/2014	4,800	5,286

PSEG Power LLC
5.320% due 09/15/2016	2,475	2,582

Qwest Corp.
8.875% due 03/15/2012	5,000	5,500

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	250	257

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	400	388
6.332% due 09/30/2027	500	516
6.750% due 09/30/2019	250	280

Sierra Pacific Power Co.
6.000% due 05/15/2016	200	218

Sprint Capital Corp.
8.375% due 03/15/2012	2,500	2,613

Sprint Nextel Corp.
0.651% due 06/28/2010	1,150	1,146
8.375% due 08/15/2017	800	808

Telesat LLC
11.000% due 11/01/2015	400	447

Valor Telecommunications Enterprises Finance Corp.
7.750% due 02/15/2015	600	614

Verizon Communications, Inc.
5.350% due 02/15/2011	200	208

		61,365

Total Corporate Bonds & Notes (Cost $328,273)		339,172

CONVERTIBLE BONDS & NOTES 0.1%

National City Corp.
4.000% due 02/01/2011	300	307

Total Convertible Bonds & Notes (Cost $306)		307

MUNICIPAL BONDS & NOTES 0.8%

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	700	703

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (b)	1,200	1,230

Indiana State Finance Authority Revenue Bonds, Series 2009
6.596% due 02/01/2039	1,000	1,032

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	900	945

St. Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	600	597

Total Municipal Bonds & Notes (Cost $4,571)		4,507

See Accompanying Notes	Annual Report	March 31, 2010	47

Schedule of Investments  Floating Income Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.2%

Fannie Mae
0.429% due 10/27/2037	$200	$200
3.042% due 02/01/2035	176	182
5.030% due 05/01/2035	460	486
5.500% due 10/01/2038 (g)	2,826	2,981

Freddie Mac
0.109% due 02/01/2011 (g)	5,209	5,207
0.160% due 05/04/2011 (g)(i)	4,025	4,028

Ginnie Mae
0.550% due 12/16/2026	193	193

Total U.S. Government Agencies (Cost $13,135)		13,277

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
0.875% due 02/29/2012	531	530
2.750% due 11/30/2016 (g)(i)	2,127	2,068

Total U.S. Treasury Obligations (Cost $2,633)		2,598

MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
5.343% due 11/25/2035	647	489

American General Mortgage Loan Trust
5.150% due 03/25/2040	1,000	1,000

American Home Mortgage Assets
0.439% due 10/25/2046	389	196

American Home Mortgage Investment Trust
0.469% due 05/25/2047	490	116
5.660% due 09/25/2045	112	90

Banc of America Funding Corp.
0.729% due 07/26/2036	1,000	830
3.810% due 06/25/2034	276	259
5.888% due 04/25/2037	700	443

Banc of America Mortgage Securities, Inc.
4.123% due 07/25/2033	130	119
4.174% due 07/25/2033	1,638	1,524
5.404% due 02/25/2036	38	30

Bear Stearns Adjustable Rate Mortgage Trust
4.330% due 10/25/2035	549	537
4.994% due 01/25/2035	35	29
5.394% due 05/25/2047	382	265

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	1,905	1,433
5.634% due 03/25/2036	223	102

Bear Stearns Commercial Mortgage Securities
5.150% due 10/12/2042	1,000	1,034

Bear Stearns Structured Products, Inc.
5.624% due 12/26/2046	1,882	1,158

CC Mortgage Funding Corp.
0.359% due 05/25/2048	3,895	1,744

CDC Commercial Mortgage Trust
6.005% due 05/15/2035	900	946

Citigroup Mortgage Loan Trust, Inc.
0.299% due 01/25/2037	974	836
3.075% due 03/25/2034	20	20
3.438% due 12/25/2035	360	188
4.584% due 08/25/2035	1,321	507
5.969% due 09/25/2037	702	479

Countrywide Alternative Loan Trust
0.424% due 12/20/2046	841	435
0.439% due 07/20/2046	368	145
0.459% due 08/25/2046	611	113
0.509% due 09/20/2046	600	110
0.559% due 11/20/2035	161	85
0.739% due 11/20/2035	500	78

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.471% due 12/25/2035	$217	$119
5.822% due 11/25/2035	427	253

Countrywide Home Loan Mortgage Pass-Through Trust
5.317% due 10/20/2035	461	321
5.480% due 02/20/2036	592	393
5.720% due 05/20/2036	664	378

Credit Suisse First Boston Mortgage Securities Corp.
0.837% due 03/25/2032	30	25

Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	495	274

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	583	377

Deutsche ALT-A Securities, Inc.
5.869% due 10/25/2036	488	272
5.886% due 10/25/2036	488	264

Downey Savings & Loan Association Mortgage Loan Trust
0.539% due 11/19/2037	800	82

Greenpoint Mortgage Funding Trust
0.439% due 10/25/2046	349	0

GSR Mortgage Loan Trust
3.991% due 11/25/2035	233	198
5.123% due 01/25/2036	149	123
6.000% due 02/25/2036	1,953	1,627

Harborview Mortgage Loan Trust
0.359% due 04/19/2038	2,088	1,111

Homebanc Mortgage Trust
0.409% due 12/25/2036	449	303

Indymac Index Mortgage Loan Trust
0.469% due 07/25/2035	37	21
5.099% due 09/25/2035	388	292
5.270% due 06/25/2035	364	263

JPMorgan Chase Commercial Mortgage Securities Corp.
5.180% due 12/15/2044	700	725

JPMorgan Mortgage Trust
5.826% due 06/25/2037	1,338	1,152
5.876% due 06/25/2037	1,906	1,637

Merrill Lynch Alternative Note Asset
0.529% due 03/25/2037	624	271

Morgan Stanley Mortgage Loan Trust
5.352% due 06/25/2036	32	28
6.000% due 10/25/2037	1,973	1,408

Opteum Mortgage Acceptance Corp.
0.489% due 07/25/2035	310	274

RBSSP Resecuritization Trust
0.549% due 03/26/2037	893	792
0.729% due 03/26/2036	848	769

Residential Accredit Loans, Inc.
1.831% due 09/25/2045	1,184	622

Residential Funding Mortgage Securities I
5.200% due 09/25/2035	1,391	998

Sequoia Mortgage Trust
0.579% due 07/20/2033	389	312

Structured Adjustable Rate Mortgage Loan Trust
2.817% due 01/25/2035	1,270	1,068
5.021% due 09/25/2035	286	220

Structured Asset Mortgage Investments, Inc.
0.359% due 03/25/2037	1,594	849
0.479% due 09/25/2047	594	110
0.559% due 10/19/2034	518	455
0.579% due 03/19/2034	81	70

Structured Asset Securities Corp.
3.183% due 10/25/2035	354	299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	$491	$261

WaMu Mortgage Pass-Through Certificates
0.539% due 01/25/2045	186	144
1.171% due 02/25/2047	400	212
1.201% due 01/25/2047	1,413	850
1.281% due 12/25/2046	778	468
1.471% due 02/25/2046	2,459	1,874
1.671% due 11/25/2042	370	272
5.396% due 02/25/2037	417	294

Wells Fargo Mortgage-Backed Securities Trust
3.010% due 06/25/2035	2,642	2,446
5.502% due 04/25/2036	1,770	1,396
5.528% due 07/25/2036	3,716	3,001
5.531% due 07/25/2036	148	119

Total Mortgage-Backed Securities (Cost $56,604)		45,432

ASSET-BACKED SECURITIES 1.1%

Asset-Backed Securities Corp. Home Equity
1.880% due 03/15/2032	1,550	1,103

Atrium CDO Corp.
0.679% due 06/27/2015	2,353	2,154

Citigroup Mortgage Loan Trust, Inc.
0.289% due 07/25/2045	1,537	1,162

Credit-Based Asset Servicing & Securitization LLC
0.289% due 11/25/2036	489	371

GSAMP Trust
0.299% due 12/25/2036	269	177

HSBC Asset Loan Obligation
0.289% due 12/25/2036	675	556

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034	288	243

MASTR Asset-Backed Securities Trust
0.279% due 01/25/2037	570	187

Morgan Stanley ABS Capital I
0.279% due 11/25/2036	72	71

Residential Asset Mortgage Products, Inc.
0.629% due 06/25/2047	600	225

SACO I, Inc.
0.479% due 12/25/2035	1,287	286

Specialty Underwriting & Residential Finance
0.909% due 01/25/2034	17	13

WaMu Asset-Backed Certificates
0.279% due 01/25/2037	348	279

Total Asset-Backed Securities (Cost $9,806)		6,827

SOVEREIGN ISSUES 12.3%

Bahrain Government International Bond
5.500% due 03/31/2020	1,200	1,195

Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018	2,100	2,237

Colombia Government International Bond
7.375% due 03/18/2019	10,000	11,550

El Salvador Government International Bond
7.375% due 12/01/2019	800	876

Export-Import Bank of Korea
0.471% due 10/04/2011	500	501

Indonesia Government International Bond
5.875% due 03/13/2020	2,200	2,294
6.875% due 03/09/2017	100	112
6.875% due 01/17/2018	100	112
11.625% due 03/04/2019	5,200	7,501

48	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Development Bank
5.300% due 01/17/2013		$1,150	$1,222

Mexico Government International Bond
5.125% due 01/15/2020		10,000	10,150
5.625% due 01/15/2017		700	752
6.625% due 03/03/2015		2,700	3,064

Panama Government International Bond
7.250% due 03/15/2015		4,000	4,590

Philippines Government International Bond
6.500% due 01/20/2020		4,500	4,871

Qatar Government International Bond
4.000% due 01/20/2015		600	614
5.250% due 01/20/2020		500	522

Russia Government International Bond
7.500% due 03/31/2030		12,420	14,346

South Africa Government International Bond
6.875% due 05/27/2019		5,400	6,055

Turkey Government International Bond
6.875% due 03/17/2036		1,000	1,015

Total Sovereign Issues (Cost $69,696)			73,579

FOREIGN CURRENCY-DENOMINATED ISSUES 13.2%

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	2,000	2,178

Banque Centrale de Tunisie
4.750% due 04/07/2011	EUR	2,500	3,503
6.250% due 02/20/2013		5,300	7,785

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2024	BRL	3,600	3,790

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		4,851	2,657
10.000% due 01/01/2017		400	202

Canada Government Bond
2.500% due 06/01/2015	CAD	14,800	14,291

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	$2,557

Cooper-Standard Automotive, Inc.
1.751% due 12/23/2024 (a)	CAD	66	65
2.607% due 12/23/2024 (a)	EUR	278	376

Green Valley Ltd.
4.292% due 01/10/2011		1,900	2,565

LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	600	806

Lehman Brothers Holdings, Inc.
5.259% due 06/12/2013 (a)	EUR	2,543	786
5.316% due 04/05/2011 (a)		1,816	561

PagesJaunes Groupe
2.150% due 01/11/2014		2,000	2,400

Rhodia S.A.
3.434% due 10/15/2013		4,200	5,488

Royal Bank of Scotland Group PLC
4.556% due 04/06/2011	GBP	3,129	4,487

Seat Pagine Gialle SpA
0.397% due 06/08/2012	EUR	520	676

South Africa Government International Bond
5.250% due 05/16/2013		2,870	4,109

Sumitomo Mitsui Banking Corp.
0.803% due 12/31/2049	JPY	700,000	7,390
0.950% due 06/02/2049		700,000	7,172

UPC Broadband Holding BV
4.170% due 12/31/2016	EUR	2,174	2,788
4.995% due 12/31/2017		1,568	2,028

Total Foreign Currency-Denominated Issues (Cost $74,859)			78,660

		SHARES
COMMON STOCKS 1.0%
Dex One Corp. (d)		28,845	806
DURA Automotive Systems, Inc. (d)		9,042	0

	SHARES	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC (d)	6,852,056	$4,575
Tropicana Las Vegas Hotel and Casino (d)	50,000	793

Total Common Stocks (Cost $10,040)		6,174

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.1%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2010	$911	911

(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $930. Repurchase proceeds are $911.)

U.S. TREASURY BILLS 3.2%
0.194% due 08/26/2010 - 09/02/2010 (e)(g)(i)	18,924	18,909

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 5.7%
	3,409,829	34,143

Total Short-Term Instruments (Cost $53,962)		53,963

Total Investments 107.8% (Cost $644,248)		$643,011

Written Options (k) (0.1%) (Premiums $1,209)		(498)

Other Assets and Liabilities (Net) (7.7%)		(45,987)

Net Assets 100.0%		$596,526

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $29,140 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $5,668 at a weighted average interest rate of -0.982%. On March 31, 2010, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $1,520 and cash of $43 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers' Acceptance March Futures	Long	03/2011	342	$(89)
90-Day Eurodollar December Futures	Long	12/2010	500	925
Euro-Bund 10-Year Bond June Futures	Long	06/2010	353	31

				$867

See Accompanying Notes	Annual Report	March 31, 2010	49

Schedule of Investments  Floating Income Fund   (Cont.)

(j)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.823%		$2,000	$(73)	$0	$(73)
Embarq Corp.	GSC	(1.000%	)	06/20/2016	1.280%		2,700	41	(19)	60
Embarq Corp.	JPM	(1.550%	)	06/20/2016	1.300%		3,000	(43)	0	(43)
Health Net Inc.	CITI	(1.000%	)	06/20/2017	3.456%		1,000	136	131	5
Humana, Inc.	DUB	(1.000%	)	09/20/2018	2.010%		1,000	68	41	27
Macy's Retail Holdings, Inc.	DUB	(1.000%	)	09/20/2017	1.934%		1,000	58	79	(21)
Masco Corp.	BNP	(1.000%	)	09/20/2012	1.119%		2,000	6	26	(20)
Newell Rubbermaid, Inc.	DUB	(1.000%	)	06/20/2019	1.472%		1,000	35	39	(4)
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.695%		1,000	(22)	(25)	3
Rohm and Haas Co.	CSFB	(1.850%	)	09/20/2017	0.945%		3,000	(180)	0	(180)
Royal Caribbean Cruises Ltd.	GSC	(5.000%	)	03/20/2011	1.395%		1,500	(55)	(24)	(31)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	2.405%		8,000	(617)	0	(617)
Teva Pharmaceutical Finance Co. LLC	BCLY	(1.000%	)	03/20/2016	0.774%		1,000	(13)	(26)	13

								$(659)	$222	$(881)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%		09/20/2013	2.156%		$1,000	$94	$(130)	$224
American International Group, Inc.	GSC	0.095%		09/20/2011	1.429%		800	(16)	0	(16)
American International Group, Inc.	UBS	5.000%		09/20/2012	1.812%		3,600	281	(432)	713
American International Group, Inc.	UBS	5.000%		09/20/2014	2.507%		1,100	113	(154)	267
Amgen, Inc.	GSC	1.000%		09/20/2014	0.520%		9,200	192	197	(5)
ARAMARK Corp.	CITI	5.000%		03/20/2014	4.601%		2,400	37	(65)	102
Berkshire Hathaway Finance Corp.	BCLY	1.000%		03/20/2013	0.687%		2,200	21	0	21
Berkshire Hathaway Finance Corp.	DUB	1.000%		09/20/2014	0.912%		2,000	8	(117)	125
Brazil Government International Bond	BCLY	1.360%		08/20/2011	0.756%		1,800	18	0	18
Brazil Government International Bond	BCLY	1.370%		08/20/2011	0.756%		4,800	48	0	48
Brazil Government International Bond	BCLY	2.370%		05/20/2014	1.164%		3,400	191	0	191
Brazil Government International Bond	BCLY	1.980%		09/20/2014	1.215%		6,700	220	0	220
Brazil Government International Bond	CITI	1.920%		09/20/2014	1.215%		6,700	203	0	203
Brazil Government International Bond	MLP	2.900%		05/20/2014	1.164%		5,200	410	0	410
Brazil Government International Bond	MLP	2.920%		05/20/2014	1.164%		2,500	199	0	199
Brazil Government International Bond	MSC	1.850%		09/20/2014	1.215%		6,700	183	0	183
Brazil Government International Bond	RBS	1.000%		12/20/2010	0.559%		5,000	18	20	(2)
Brazil Government International Bond	UBS	2.250%		05/20/2014	1.164%		3,600	184	0	184
Celestica, Inc.	BCLY	2.850%		09/20/2011	0.313%		3,200	123	0	123
Chesapeake Energy Corp.	JPM	5.000%		09/20/2014	4.179%		6,500	218	(488)	706
Community Health Systems, Inc.	GSC	5.000%		09/20/2012	2.964%		4,200	208	(273)	481
El Paso Corp.	BOA	5.000%		09/20/2014	3.215%		400	29	(30)	59
El Paso Corp.	CSFB	5.000%		09/20/2014	3.215%		4,600	337	(346)	683
Emirate of Abu Dhabi	GSC	1.000%		03/20/2011	0.533%		800	4	1	3
France Telecom S.A.	UBS	0.330%		09/20/2011	0.210%	EUR	5,300	13	0	13
France Telecom S.A.	WAC	0.325%		09/20/2011	0.210%		2,700	7	0	7
General Electric Capital Corp.	CITI	3.950%		03/20/2017	1.478%		$14,525	2,168	0	2,168
General Electric Capital Corp.	DUB	0.125%		09/20/2011	1.063%		1,000	(14)	0	(14)
General Electric Capital Corp.	DUB	3.730%		12/20/2013	1.363%		5,000	423	0	423
Georgia-Pacific LLC	BOA	5.000%		06/20/2014	1.860%		1,000	125	(102)	227
Goldman Sachs Group, Inc.	MSC	0.235%		06/20/2012	0.814%		6,000	(76)	0	(76)
Indonesia Government International Bond	RBS	1.525%		12/20/2011	0.975%		7,000	69	0	69
Korea Government Bond	CITI	0.520%		12/20/2010	0.378%		400	0	0	0
Korea Government Bond	CITI	0.540%		12/20/2010	0.378%		500	1	0	1
Korea Government Bond	UBS	0.550%		12/20/2010	0.378%		500	1	0	1
Mexico Government International Bond	BCLY	2.680%		05/20/2014	1.018%		3,400	256	0	256
Mexico Government International Bond	BCLY	2.310%		06/20/2014	1.028%		2,900	168	0	168
Mexico Government International Bond	BOA	2.130%		06/20/2014	1.028%		3,500	176	0	176
Mexico Government International Bond	GSC	1.000%		12/20/2010	0.523%		500	2	1	1
Mexico Government International Bond	GSC	1.000%		03/20/2011	0.583%		100	0	0	0
Mexico Government International Bond	HSBC	1.000%		12/20/2010	0.523%		1,200	5	3	2
Mexico Government International Bond	HSBC	1.000%		03/20/2011	0.583%		400	1	1	0
Mexico Government International Bond	JPM	1.000%		12/20/2010	0.523%		1,300	5	3	2
Mexico Government International Bond	MLP	1.000%		03/20/2011	0.583%		100	0	0	0
Mexico Government International Bond	MLP	3.200%		05/20/2014	1.018%		2,800	274	0	274
Mexico Government International Bond	RBS	1.000%		03/20/2011	0.583%		300	2	1	1
Petroleos Mexicanos	DUB	0.760%		07/20/2011	0.728%		1,000	2	0	2
Pfizer, Inc.	MSC	1.000%		09/20/2014	0.510%		9,700	207	222	(15)
Philippines Government International Bond	DUB	2.500%		09/20/2017	1.801%		3,000	134	0	134
Philippines Government International Bond	MSC	2.440%		09/20/2017	1.801%		4,300	175	0	175
PSEG Energy Holdings LLC	MLP	1.300%		06/20/2012	0.454%		5,000	96	0	96

50	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
RRI Energy, Inc.	BCLY	5.000%	09/20/2014	8.342%	$2,600	$(295)	$(390)	$95
RRI Energy, Inc.	GSC	5.000%	09/20/2014	8.342%	2,800	(318)	(468)	150
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%	600	(1)	(1)	0
RSHB Capital S.A.	BCLY	1.650%	07/20/2011	1.588%	4,800	20	0	20
RSHB Capital S.A.	GSC	0.700%	06/20/2012	1.673%	6,700	(128)	0	(128)
Russia Government International Bond	CITI	1.000%	12/20/2010	0.552%	400	1	0	1
Russia Government International Bond	DUB	1.000%	12/20/2010	0.552%	700	2	0	2
Russia Government International Bond	GSC	1.000%	12/20/2010	0.552%	600	2	1	1
SLM Corp.	BOA	0.820%	06/20/2012	2.688%	9,200	(366)	0	(366)
SLM Corp.	BOA	5.000%	09/20/2014	3.487%	1,000	60	(108)	168
SunGard Data Systems, Inc.	BCLY	5.000%	09/20/2014	5.661%	1,500	(35)	(165)	130
Turkey Government International Bond	CITI	1.000%	03/20/2015	1.718%	6,200	(202)	(174)	(28)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.553%	19,000	(132)	0	(132)
Vale Overseas Ltd.	UBS	0.650%	06/20/2014	1.126%	2,700	(46)	0	(46)

						$6,105	$(2,993)	$9,098

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		$13,096	$(40)	$0	$(40)
CDX.HY-10 3-Year Index 25-35%	MLP	2.360%	06/20/2011		5,000	125	0	125
iTraxx Europe Crossover 5 Index	DUB	2.900%	06/20/2011	EUR	4,400	(47)	86	(133)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012		6,720	(313)	120	(433)
iTraxx Europe Crossover 7 Index	JPM	2.300%	06/20/2012		2,208	(103)	(101)	(2)

						$(378)	$105	$(483)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Floating rate equal to 1-Month AUD-BBR-BBSW plus 0.350% based on the notional amount of currency delivered	Floating rate equal to 1-Month USD-LIBOR based on the notional amount of currency received	01/19/2012	DUB	AUD	8,800	$8,184	$(109)	$0	$(109)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC	BRL	1,500	$6	$7	$(1)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		5,700	0	(2)	2
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		23,500	(6)	0	(6)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		23,600	27	29	(2)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	DUB		$42,000	(3,073)	(1,449)	(1,624)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	MSC		233,000	(17,045)	(8,389)	(8,656)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		78,700	(5,757)	(3,077)	(2,680)
Receive	3-Month USD-LIBOR	4.000%	06/16/2015	GSC		140,000	(7,182)	(7,021)	(161)
Pay	6-Month EUR-LIBOR	4.750%	09/17/2010	BCLY	EUR	74,000	3,715	(576)	4,291
Pay	6-Month EUR-LIBOR	4.000%	03/17/2020	BNP		11,000	944	249	695

See Accompanying Notes	Annual Report	March 31, 2010	51

Schedule of Investments  Floating Income Fund   (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-LIBOR	4.000%	09/15/2030	BCLY	EUR	1,500	$30	$27	$3
Pay	28-Day MXN TIIE	8.170%	11/04/2016	MSC	MXN	37,900	124	(35)	159
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		9,200	59	0	59
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		67,500	12	63	(51)

							$(28,146)	$(20,174)	$(7,972)

(k)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$119.000	04/23/2010	7	$2	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	10	4	1

				$6	$1

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	$7,700	$14	$0
Put - OTC 7-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	7,700	61	0
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	6,700	36	26
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	6,700	47	43
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	6,300	45	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	2,400	7	1
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	9,900	76	3
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	5,700	36	17
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	5,700	23	14
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	6,300	24	17
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	6,300	57	34
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	2,400	24	7
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	4,800	46	12
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,500	10	4
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,500	15	8
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,100	5	4
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,100	5	7
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	2,200	4	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	2,200	11	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,900	11	10
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,900	16	21
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	12,800	106	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	12,800	55	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	1,200	4	4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	1,200	9	7
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	11,000	74	43
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	11,000	88	71
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,700	18	1
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	8,300	62	1
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,500	16	17

							$1,005	$372

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-14 5-Year Index	BOA	Buy	0.750%	06/16/2010		$4,000	$4	$5
Put - OTC CDX.IG-14 5-Year Index	BOA	Sell	1.250%	06/16/2010		4,000	4	2
Put - OTC CDX.IG-13 5-Year Index	DUB	Sell	1.600%	06/21/2010		15,000	42	3
Call - OTC CDX.IG-14 5-Year Index	JPM	Buy	0.750%	06/16/2010		6,000	7	8
Put - OTC CDX.IG-14 5-Year Index	JPM	Sell	1.250%	06/16/2010		6,000	6	4
Call - OTC iTraxx Europe 13 Index	MSC	Buy	0.700%	06/16/2010	EUR	13,400	33	37
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.500%	06/16/2010		3,000	9	1
Put - OTC iTraxx Europe 13 Index	MSC	Sell	1.200%	06/16/2010		13,400	20	18

							$125	$78

52	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$5,500	$48	$1
Call - OTC USD versus JPY		94.000	04/20/2010	5,500	25	46

					$73	$47

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	203	$315,600	EUR	9,400	$1,816
Sales	1,526	443,800		29,800	3,149
Closing Buys	(1,022)	(499,100)		(9,400)	(3,209)
Expirations	(690)	(55,800)		0	(547)
Exercised	0	0		0	0

Balance at 03/31/2010	17	$204,500	EUR	29,800	$1,209

(l)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	3,489	04/2010	GSC	$0	$(30)	$(30)
Sell		3,489	04/2010	HSBC	0	(8)	(8)
Sell		3,222	06/2010	GSC	10	0	10
Buy		3,489	06/2010	HSBC	8	0	8
Sell		6,086	06/2010	HSBC	19	0	19
Sell		3,040	06/2010	JPM	11	0	11
Sell		3,041	06/2010	RBS	10	0	10
Sell	CAD	5,571	04/2010	MSC	0	(76)	(76)
Sell		9,155	04/2010	RBC	0	(142)	(142)
Sell		206	04/2010	RBS	0	(1)	(1)
Buy	CNY	47,263	06/2010	BCLY	0	(19)	(19)
Sell		19,798	06/2010	BOA	19	0	19
Buy		19,794	06/2010	CITI	0	(3)	(3)
Buy		8,508	06/2010	DUB	0	(5)	(5)
Buy		61,513	06/2010	HSBC	0	(26)	(26)
Sell		35,333	06/2010	MSC	35	0	35
Buy		19,457	01/2011	BOA	0	(27)	(27)
Buy		34,726	01/2011	MSC	0	(48)	(48)
Sell	EUR	284	04/2010	BCLY	0	(4)	(4)
Buy		280	04/2010	BOA	0	(7)	(7)
Buy		2,818	04/2010	CITI	0	(36)	(36)
Sell		10,414	04/2010	CITI	39	0	39
Buy		2,941	04/2010	JPM	0	(193)	(193)
Sell		23,517	04/2010	JPM	340	(12)	328
Sell		1,331	04/2010	MSC	7	0	7
Sell		4,363	04/2010	RBC	41	0	41
Sell		224	04/2010	RBS	4	0	4
Sell	GBP	1,955	06/2010	CITI	0	(55)	(55)
Sell		7,106	06/2010	RBS	0	(68)	(68)
Buy	ILS	2,332	08/2010	CITI	6	0	6
Sell	JPY	1,469,175	04/2010	CITI	519	0	519
Buy	KRW	630,000	07/2010	BCLY	23	0	23
Buy		1,249,885	07/2010	DUB	47	0	47
Buy		1,038,332	07/2010	MSC	36	0	36
Buy		2,485,365	08/2010	MSC	74	0	74
Buy		3,286,577	11/2010	BCLY	48	0	48
Buy		93,310	11/2010	BOA	3	0	3
Buy		1,402,051	11/2010	CITI	26	0	26
Buy		2,207,311	11/2010	DUB	16	0	16
Buy		82,110	11/2010	GSC	2	0	2
Buy		575,024	11/2010	JPM	5	(1)	4
Buy		299,286	11/2010	MSC	2	0	2
Buy	MXN	298	04/2010	CITI	0	0	0
Buy		1,775	04/2010	DUB	8	0	8
Sell		298	04/2010	DUB	0	0	0
Buy		395	04/2010	GSC	1	0	1
Buy		376	04/2010	HSBC	2	0	2
Buy		9,291	04/2010	JPM	47	0	47
Sell		11,837	04/2010	JPM	0	(69)	(69)
Buy		298	09/2010	DUB	0	0	0
Buy		83,213	09/2010	HSBC	101	0	101

See Accompanying Notes	Annual Report	March 31, 2010	53

Schedule of Investments  Floating Income Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MXN	3,710	09/2010	JPM	$0	$(7)	$(7)
Buy	PHP	44,717	08/2010	DUB	15	0	15
Buy	PLN	2,092	08/2010	BCLY	15	0	15
Buy		5,936	08/2010	CITI	0	(32)	(32)
Buy		4,253	08/2010	HSBC	14	0	14
Buy		5,936	08/2010	JPM	0	(32)	(32)
Buy		1,117	08/2010	MSC	7	0	7
Sell	SGD	5,425	04/2010	CITI	0	(11)	(11)
Buy		5,425	04/2010	JPM	0	(22)	(22)
Buy		5,425	09/2010	CITI	11	0	11

					$1,571	$(934)	$637

(m)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$339,172	$0	$339,172
Mortgage-Backed Securities	0	44,432	1,000	45,432
Sovereign Issues	0	73,579	0	73,579
Foreign Currency-Denominated Issues	0	71,270	7,390	78,660
Short-Term Instruments	34,143	19,820	0	53,963
Other Investments +++	5,380	43,877	2,948	52,205

Investments, at value	$39,523	$592,150	$11,338	$643,011
Financial Derivative Instruments ++++	$867	$(130)	$(78)	$659

Totals	$40,390	$592,020	$11,260	$643,670

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Mortgage-Backed Securities	$0	$1,000	$0	$0	$0	$0	$1,000	$0
Foreign Currency-Denominated Issues	19,499	(12,011)	(13)	2,638	1,764	(4,487)	7,390	652
Other Investments +++	25	4,972	0	0	(3,932)	1,883	2,948	(3,938)

Investments, at value	$19,524	$(6,039)	$(13)	$2,638	$(2,168)	$(2,604)	$11,338	$(3,286)
Financial Derivative Instruments ++++	$(671)	$(125)	$0	$0	$718	$0	$(78)	$47

Totals	$18,853	$(6,164)	$(13)	$2,638	$(1,450)	$(2,604)	$11,260	$(3,239)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

54	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(n)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$212	$0	$0	$0	$0	$212
Unrealized appreciation on foreign currency contracts	0	1,571	0	0	0	1,571
Unrealized appreciation on swap agreements	5,209	0	10,159	0	0	15,368

	$5,421	$1,571	$10,159	$0	$0	$17,151

Liabilities:
Written options outstanding	$373	$47	$78	$0	$0	$498
Unrealized depreciation on foreign currency contracts	0	934	0	0	0	934
Unrealized depreciation on swap agreements	13,181	109	2,425	0	0	15,715

	$13,554	$1,090	$2,503	$0	$0	$17,147

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$2,423	$0	$0	$0	$2,423
Net realized gain on futures contracts, written options and swaps	13,113	0	15,918	0	0	29,031
Net realized (loss) on foreign currency transactions	0	(13,608)	0	0	0	(13,608)

	$13,113	$(11,185)	$15,918	$0	$0	$17,846

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(1,630)	$0	$0	$0	$(1,630)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(9,323)	(83)	27,458	0	0	18,052
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	5,933	0	0	0	5,933

	$(9,323)	$4,220	$27,458	$0	$0	$22,355

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $867 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	55

Schedule of Investments  High Yield Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.8%

CIT Group, Inc.
9.500% due 01/20/2012	$9,990	$10,248

CSC Holdings LLC
10.500% due 08/01/2013	19,750	21,379

Dex Media West LLC
7.500% due 10/24/2014	727	696

DPH Holdings Co.
0.000% due 10/06/2014	697	625
0.284% due 10/06/2014	299	268
3.125% due 10/06/2014	98	88

Ford Motor Co.
3.230% due 12/15/2013	2,717	2,630
3.260% due 12/15/2013	47,416	45,912

Freescale Semiconductor, Inc.
12.500% due 12/15/2014	3,303	3,410

Harrah's Operating Co., Inc.
3.249% due 01/28/2015	807	697

Idearc, Inc.
11.000% due 12/31/2015	3,117	2,933

Ineos Group Holdings PLC
7.001% due 10/07/2012	7,630	7,643

Intelsat Ltd.
2.730% due 02/01/2014	20,750	18,468

Local Insight
6.250% due 04/23/2015	4,568	3,921

Nuveen Investments, Inc.
3.249% due 11/13/2014	1,521	1,399
3.322% due 11/01/2014	1,801	1,656
3.322% due 11/13/2014	257	237

RH Donnelley Corp.
9.250% due 10/24/2014	2,549	2,502

Texas Competitive Electric Holdings Co. LLC
3.729% due 10/10/2014	214,481	173,767
3.751% due 10/10/2014	2,194	1,777

Tribune Co.
5.000% due 06/04/2024 (a)	6,212	3,917
5.250% due 06/04/2014 (a)	8,522	5,335
8.375% due 06/04/2024 (a)	4,822	3,082

Weather Investments II SARL
7.926% due 10/26/2014	3,000	3,016

West Corp.
7.250% due 10/24/2013	2,946	2,988

Total Bank Loan Obligations (Cost $325,443)		318,594

CORPORATE BONDS & NOTES 72.9%

BANKING & FINANCE 20.5%

AES Ironwood LLC
8.857% due 11/30/2025	49,709	48,963

AES Red Oak LLC
8.540% due 11/30/2019	26,457	27,184
9.200% due 11/30/2029	3,795	3,757

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	425	432

American General Finance Corp.
4.625% due 09/01/2010	12,750	12,732
4.875% due 05/15/2010	4,700	4,698
6.900% due 12/15/2017	8,200	7,192

American International Group, Inc.
0.321% due 09/27/2010	13,000	12,684
0.353% due 03/20/2012	1,510	1,437
4.950% due 03/20/2012	30,000	30,627
5.050% due 10/01/2015	4,600	4,276
5.450% due 05/18/2017	7,385	6,800
5.850% due 01/16/2018	20,100	18,702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 05/01/2036	$4,500	$3,936
8.175% due 05/15/2068	7,125	6,074
8.250% due 08/15/2018	61,825	64,970

ASIF Global Financing XIX
4.900% due 01/17/2013	5,401	5,465

ASIF I
0.399% due 07/26/2010	6,000	5,927

BAC Capital Trust VI
5.625% due 03/08/2035	8,700	7,205

Bank of America Corp.
8.125% due 12/29/2049	7,000	7,151

Bank of America Institutional Capital B
7.700% due 12/31/2026	426	419

Barclays Bank PLC
5.926% due 09/29/2049	3,600	3,204
6.860% due 09/29/2049	1,600	1,424
7.434% due 09/29/2049	6,750	6,750

Buffalo Thunder Development Authority
9.375% due 12/15/2014 (a)(k)	2,650	364

C10 Capital SPV Ltd.
6.722% due 12/31/2049	5,000	3,560

Caelus Re Ltd.
6.502% due 06/07/2011	4,000	3,976

Cantor Fitzgerald LP
7.875% due 10/15/2019	10,000	10,038

Capital One Capital V
10.250% due 08/15/2039	7,000	8,315

CIT Group, Inc.
7.000% due 05/01/2013	16,194	15,870
7.000% due 05/01/2014	35,153	33,308
7.000% due 05/01/2015	3,862	3,611
7.000% due 05/01/2016	13,087	12,106
7.000% due 05/01/2017	6,352	5,876

Citigroup, Inc.
0.524% due 06/09/2016	16,800	14,397

El Paso Performance-Linked Trust
7.750% due 07/15/2011	21,880	22,761

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	45,000	51,525

Ford Motor Credit Co. LLC
5.507% due 06/15/2011	1,083	1,106
7.000% due 10/01/2013	110,763	114,699
7.250% due 10/25/2011	210	217
7.375% due 02/01/2011	4,425	4,536
7.800% due 06/01/2012	16,750	17,381
7.875% due 06/15/2010	23,700	23,922
8.000% due 06/01/2014	28,550	30,083
8.000% due 12/15/2016	20,000	21,089
8.125% due 01/15/2020	13,450	14,133
9.875% due 08/10/2011	5,000	5,305
12.000% due 05/15/2015	1,400	1,674

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	8,300	9,296

GMAC, Inc.
2.452% due 12/01/2014	500	438
6.625% due 05/15/2012	575	579
6.750% due 12/01/2014	4,649	4,624
6.875% due 09/15/2011	1,200	1,217
6.875% due 08/28/2012	600	607
7.000% due 02/01/2012	10,925	11,102
7.250% due 03/02/2011	20,700	21,050
7.500% due 12/31/2013	12,582	12,928
8.000% due 03/15/2020	20,000	20,550
8.000% due 11/01/2031	21,740	20,723
8.300% due 02/12/2015	12,500	13,156

HBOS PLC
6.000% due 11/01/2033	1,500	1,140
6.750% due 05/21/2018	16,100	14,815

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ILFC E-Capital Trust II
6.250% due 12/21/2065	$53,740	$41,917

International Lease Finance Corp.
0.472% due 05/24/2010	2,095	2,095
0.581% due 07/01/2011	5,000	4,697
4.750% due 01/13/2012	7,700	7,524
4.875% due 09/01/2010	2,810	2,810
5.000% due 04/15/2010	7,950	7,951
5.350% due 03/01/2012	4,250	4,166
5.400% due 02/15/2012	4,250	4,184
5.450% due 03/24/2011	10,060	10,073
5.625% due 09/15/2010	625	629
5.625% due 09/20/2013	9,000	8,496
5.650% due 06/01/2014	1,000	928
5.750% due 06/15/2011	20,750	20,862
5.875% due 05/01/2013	9,275	8,913
6.375% due 03/25/2013	8,000	7,823
6.625% due 11/15/2013	11,100	10,812
8.625% due 09/15/2015	3,700	3,791
8.750% due 03/15/2017	17,185	17,617

JPMorgan Chase & Co.
7.900% due 04/29/2049	32,050	34,284

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066	1,000	983

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,000	941

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	1,000	931

LBG Capital No.1 PLC
7.875% due 11/01/2020	2,325	2,104
8.500% due 12/29/2049	1,050	919

LBI Escrow Corp.
8.000% due 11/01/2017 (c)	32,975	34,253

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)	52,300	12,290
3.151% due 04/04/2016 (a)	6,200	1,457
5.000% due 01/14/2011 (a)	9,000	2,138
5.750% due 04/25/2011 (a)	25,000	5,938
6.625% due 01/18/2012 (a)	1,375	327
6.750% due 12/28/2017 (a)	19,425	97
6.875% due 05/02/2018 (a)	18,975	4,578
7.500% due 05/11/2038 (a)	14,175	71

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	11,350	11,267

NB Capital Trust IV
8.250% due 04/15/2027	1,265	1,287

NSG Holdings LLC
7.750% due 12/15/2025	39,255	35,526

Pacific Life Insurance Co.
9.250% due 06/15/2039	40,000	49,709

Petroleum Export II Ltd.
6.340% due 06/20/2011	9,608	9,488

Rabobank Nederland NV
11.000% due 06/29/2049	90,513	116,819

Regions Financial Corp.
0.421% due 06/26/2012	19,300	17,654
7.375% due 12/10/2037	8,375	7,297
7.750% due 11/10/2014	15,400	16,219

Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049	305	286

Royal Bank of Scotland Group PLC
5.000% due 11/12/2013	15,530	15,098
6.990% due 10/29/2049	16,050	11,476

SLM Corp.
0.409% due 07/26/2010	5,650	5,574
0.479% due 10/25/2011	25,400	24,163
0.549% due 01/27/2014	2,125	1,840
4.500% due 07/26/2010	250	251

56	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2013	$17,600	$16,826
5.000% due 04/15/2015	2,000	1,823
5.000% due 06/15/2018	1,000	826
5.050% due 11/14/2014	1,750	1,621
5.125% due 08/27/2012	7,608	7,563
5.375% due 05/15/2014	5,000	4,740
5.450% due 04/25/2011	5,000	5,090
8.000% due 03/25/2020	10,525	10,266
8.450% due 06/15/2018	27,000	27,347

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	6,600	7,567

Societe Generale
5.922% due 04/29/2049	17,270	14,933

Tenneco, Inc.
8.125% due 11/15/2015	3,140	3,226
10.250% due 07/15/2013	3,327	3,464

TNK-BP Finance S.A.
6.625% due 03/20/2017	9,300	9,602
7.500% due 07/18/2016	15,950	17,435

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	4,125	4,331

UBS Preferred Funding Trust V
6.243% due 05/29/2049	10,250	9,327

Universal City Development Partners Ltd.
8.875% due 11/15/2015	6,600	6,682
10.875% due 11/15/2016	5,300	5,565

USB Capital IX
6.189% due 10/29/2049	2,000	1,730

Ventas Realty LP
6.500% due 06/01/2016	9,165	9,373
6.750% due 04/01/2017	19,310	19,842
7.125% due 06/01/2015	11,947	12,410

Virgin Media Secured Finance PLC
6.500% due 01/15/2018	9,550	9,622

Wachovia Capital Trust III
5.800% due 12/31/2049	3,000	2,572

Wells Fargo & Co.
7.980% due 03/29/2049	19,465	20,438

Wells Fargo Capital XV
9.750% due 12/31/2049	40,000	45,000

Wilmington Trust Co.
10.732% due 01/01/2013 (p)	2,253	2,322

		1,716,182

INDUSTRIALS 41.9%

Accellent, Inc.
8.375% due 02/01/2017	5,600	5,712

Actuant Corp.
6.875% due 06/15/2017	5,000	4,875

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	1,500	1,545

Allison Transmission, Inc.
11.000% due 11/01/2015	20,670	22,117

Altria Group, Inc.
9.250% due 08/06/2019	13,450	16,370

American Airlines Pass-Through Trust 2001-02
7.858% due 04/01/2013	28,850	29,211
8.608% due 10/01/2012	1,645	1,645

American Stores Co.
7.100% due 03/20/2028	1,034	838
7.900% due 05/01/2017	3,960	3,802
8.000% due 06/01/2026	36,175	31,924

AmeriGas Partners LP
7.125% due 05/20/2016	30,635	31,095
7.250% due 05/20/2015	19,695	20,089

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARAMARK Corp.
3.749% due 02/01/2015	$16,850	$15,755
8.500% due 02/01/2015	12,755	13,106

ArvinMeritor, Inc.
8.125% due 09/15/2015	25,065	24,313
8.750% due 03/01/2012	6,750	7,256

AutoNation, Inc.
6.750% due 04/15/2018 (c)	6,125	6,032

B&G Foods, Inc.
7.625% due 01/15/2018	4,900	5,004

Ball Corp.
6.750% due 09/15/2020	8,550	8,742

Berry Plastics Corp.
4.132% due 09/15/2014	2,280	1,984
5.001% due 02/15/2015	20,570	19,747
8.875% due 09/15/2014	39,265	38,529

Biomet, Inc.
10.000% due 10/15/2017	28,677	31,760
10.375% due 10/15/2017 (d)	31,175	34,448
11.625% due 10/15/2017	89,462	100,645

Bombardier, Inc.
7.500% due 03/15/2018	18,725	19,614

Brocade Communications Systems, Inc.
6.625% due 01/15/2018	2,100	2,147
6.875% due 01/15/2020	9,245	9,476

Building Materials Corp. of America
7.500% due 03/15/2020	5,300	5,313

CC Holdings GS V LLC
7.750% due 05/01/2017	15,625	17,109

Chart Industries, Inc.
9.125% due 10/15/2015	9,165	9,211

Charter Communications Operating LLC
8.375% due 04/30/2014 (a)	20,096	20,749

Chesapeake Energy Corp.
6.875% due 01/15/2016	4,294	4,262
7.000% due 08/15/2014	3,935	4,009
7.250% due 12/15/2018	16,825	16,909
7.500% due 09/15/2013	2,675	2,722
7.500% due 06/15/2014	10,435	10,644
7.625% due 07/15/2013	2,850	2,985
9.500% due 02/15/2015	70,470	76,988

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015	15,610	15,727
7.750% due 05/15/2017	25,500	25,628
9.500% due 05/15/2016	15,925	17,119

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017	27,500	28,813

Coffeyville Resources LLC
9.000% due 04/01/2015 (c)	4,050	4,141

Community Health Systems, Inc.
8.875% due 07/15/2015	41,382	42,934

Consol Energy, Inc.
8.000% due 04/01/2017 (c)	17,050	17,604
8.250% due 04/01/2020 (c)	11,225	11,590

Continental Airlines 1999-2 Class B Pass-Through Trust
7.566% due 09/15/2021	1,703	1,618

Continental Airlines 2001-1 Class B Pass-Through Trust
7.373% due 06/15/2017	945	893

Continental Airlines, Inc.
6.920% due 04/02/2013 (p)	9,273	8,809

Continental Resources, Inc.
7.375% due 10/01/2020 (c)	3,775	3,741

Crown Americas LLC
7.750% due 11/15/2015	15,885	16,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle International Corp.
7.125% due 11/01/2019	$1,295	$1,318
9.000% due 01/15/2015	1,750	1,903

CSC Holdings LLC
7.625% due 04/01/2011	38,645	40,529
7.625% due 07/15/2018	39,248	41,210
7.875% due 02/15/2018	12,175	12,845
8.500% due 04/15/2014	4,425	4,735
8.500% due 06/15/2015	13,945	14,851
8.625% due 02/15/2019	6,950	7,645

DaVita, Inc.
7.250% due 03/15/2015	15,550	15,939

Delta Air Lines, Inc.
7.779% due 07/02/2013	1,988	1,928

Denbury Resources, Inc.
8.250% due 02/15/2020	10,275	10,943

Desarrolladora Homex SAB de C.V.
9.500% due 12/11/2019	10,000	10,625

DISH DBS Corp.
6.625% due 10/01/2014	2,600	2,626
7.000% due 10/01/2013	14,730	15,393
7.125% due 02/01/2016	89,519	91,645
7.750% due 05/31/2015	4,075	4,279

Dynegy Holdings, Inc.
7.125% due 05/15/2018	2,575	1,841
7.625% due 10/15/2026	3,985	2,570

Dynegy Roseton/Danskammer Pass-Through Trust Series A
7.270% due 11/08/2010	3,467	3,484

Dynegy Roseton/Danskammer Pass-Through Trust Series B
7.670% due 11/08/2016	25,635	24,914

El Paso Corp.
6.875% due 06/15/2014	650	666
6.950% due 06/01/2028	275	250
7.000% due 05/15/2011	1,505	1,565
7.000% due 06/15/2017	28,420	29,147
7.250% due 06/01/2018	8,050	8,347
7.420% due 02/15/2037	1,860	1,685
7.750% due 06/15/2010	6,975	7,061
7.750% due 01/15/2032	59,265	58,531
7.800% due 08/01/2031	44,706	44,162
8.050% due 10/15/2030	5,485	5,503
8.250% due 02/15/2016	2,500	2,681

Enterprise Products Operating LLC
7.034% due 01/15/2068	4,840	4,611
8.375% due 08/01/2066	61,281	62,276

Equinix, Inc.
8.125% due 03/01/2018	7,500	7,800

Ferrellgas Partners LP
6.750% due 05/01/2014	525	522

First Data Corp.
9.875% due 09/24/2015	78,650	68,229

Ford Motor Co.
6.375% due 02/01/2029	400	327
7.125% due 11/15/2025	9,122	7,822
7.500% due 08/01/2026	20,800	18,564
9.215% due 09/15/2021	1,500	1,564

Forest Oil Corp.
7.250% due 06/15/2019	7,550	7,626
8.500% due 02/15/2014	2,200	2,332

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	46,955	52,307

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	24,550	25,716

Gaz Capital S.A.
8.146% due 04/11/2018	14,425	16,336

See Accompanying Notes	Annual Report	March 31, 2010	57

Schedule of Investments  High Yield Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia-Pacific LLC
7.000% due 01/15/2015	$6,510	$6,770
7.125% due 01/15/2017	9,425	9,849
7.250% due 06/01/2028	13,550	13,482
7.375% due 12/01/2025	28,210	28,210
7.700% due 06/15/2015	1,770	1,885
8.000% due 01/15/2024	76,715	81,701
8.250% due 05/01/2016	21,970	24,057
8.875% due 05/15/2031	4,550	4,960

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	13,932	14,454
10.500% due 05/15/2016	2,950	3,201

Graham Packaging Co. LP
8.250% due 01/01/2017	19,820	20,068
9.875% due 10/15/2014	14,525	15,142

Harrah's Operating Co., Inc.
10.000% due 12/15/2018	29,975	24,954
11.250% due 06/01/2017	20,375	22,056

HCA, Inc.
7.190% due 11/15/2015	17,217	16,313
7.250% due 09/15/2020	17,100	17,378
7.875% due 02/15/2020	420	441
8.500% due 04/15/2019	18,175	19,640
9.000% due 12/15/2014	3,246	3,295
9.125% due 11/15/2014	31,758	33,624
9.250% due 11/15/2016	150,390	160,259
9.625% due 11/15/2016 (d)	9,245	9,927
9.875% due 02/15/2017	7,325	8,021

Hexion Finance Escrow LLC
8.875% due 02/01/2018	22,825	22,597

Ineos Group Holdings PLC
8.500% due 02/15/2016	12,030	9,985

Intelsat Corp.
6.875% due 01/15/2028	6,075	5,255
9.250% due 08/15/2014	1,510	1,555
9.250% due 06/15/2016	1,205	1,268

Intelsat Jackson Holdings S.A.
8.500% due 11/01/2019	10,745	11,336
9.250% due 06/15/2016	2,233	2,267
9.500% due 06/15/2016	21,187	22,670
11.250% due 06/15/2016	6,250	6,797

Intelsat Luxembourg S.A.
11.250% due 02/04/2017	12,650	13,441
11.500% due 02/04/2017 (d)	8,919	9,186

Intergen NV
9.000% due 06/30/2017	33,753	34,934

Jarden Corp.
7.500% due 05/01/2017	1,000	1,019
7.500% due 01/15/2020	9,250	9,389
8.000% due 05/01/2016	3,500	3,684

JC Penney Corp., Inc.
7.125% due 11/15/2023	11,425	11,582

JDA Software Group, Inc.
8.000% due 12/15/2014	10,000	10,450

JET Equipment Trust
7.630% due 02/15/2015 (a)	514	309
10.000% due 12/15/2013 (a)	1,127	857

JohnsonDiversey, Inc.
8.250% due 11/15/2019	3,550	3,692

Kansas City Southern de Mexico S.A. de C.V.
9.375% due 05/01/2012	5,478	5,642

Lear Corp.
7.875% due 03/15/2018	7,425	7,546

Legrand France S.A.
8.500% due 02/15/2025	9,525	11,060

Lender Processing Services, Inc.
8.125% due 07/01/2016	3,629	3,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Linn Energy LLC
8.625% due 04/15/2020 (c)	$13,950	$13,609

McClatchy Co.
11.500% due 02/15/2017	10,325	10,596

McJunkin Red Man Corp.
9.500% due 12/15/2016	20,350	20,884

MGM Mirage
6.625% due 07/15/2015 (l)	3,300	2,747
6.875% due 04/01/2016 (l)	9,085	7,404
7.500% due 06/01/2016	14,250	11,934
7.625% due 01/15/2017 (l)	3,200	2,680
9.000% due 03/15/2020	9,000	9,315
10.375% due 05/15/2014	7,250	8,029
11.125% due 11/15/2017	14,000	15,820

Nalco Co.
8.875% due 11/15/2013	14,232	14,730

New Albertson's, Inc.
6.570% due 02/23/2028	500	372
7.450% due 08/01/2029	18,900	16,065
7.750% due 06/15/2026	2,355	2,014
8.000% due 05/01/2031	1,675	1,449

Newfield Exploration Co.
6.625% due 09/01/2014	2,550	2,633
6.625% due 04/15/2016	250	256
6.875% due 02/01/2020	20,100	20,351
7.125% due 05/15/2018	8,625	8,798

Nielsen Finance LLC
0.000% due 08/01/2016 (g)	9,931	9,484
10.000% due 08/01/2014	2,700	2,842
11.500% due 05/01/2016	7,354	8,347

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	22,080	23,791

Nortel Networks Ltd.
10.125% due 07/15/2013 (a)	25,920	20,866

Northwest Airlines, Inc.
7.691% due 10/01/2018	5,665	5,127

Novasep Holding SAS
9.750% due 12/15/2016	16,600	16,195

Novelis, Inc.
7.250% due 02/15/2015	17,850	17,315

OPTI Canada, Inc.
7.875% due 12/15/2014	5,375	5,053
8.250% due 12/15/2014	19,305	18,243

Oshkosh Corp.
8.250% due 03/01/2017	2,725	2,827
8.500% due 03/01/2020	2,675	2,782

Owens-Brockway Glass Container, Inc.
6.750% due 12/01/2014	1,575	1,614

Plains Exploration & Production Co.
7.625% due 04/01/2020	17,775	17,686

Quebecor Media, Inc.
7.750% due 03/15/2016	62,482	63,575

Quicksilver Resources, Inc.
11.750% due 01/01/2016	23,225	26,709

Quintiles Transnational Corp.
9.500% due 12/30/2014 (d)	15,206	15,548

QVC, Inc.
7.125% due 04/15/2017	9,600	9,708
7.375% due 10/15/2020	3,450	3,485

Range Resources Corp.
7.250% due 05/01/2018	175	180

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	11,295	11,464

SandRidge Energy, Inc.
3.876% due 04/01/2014	2,000	1,835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.625% due 04/01/2015 (d)	$55,790	$54,535
9.875% due 05/15/2016	105	108

Scotts Miracle-Gro Co.
7.250% due 01/15/2018	3,000	3,068

Sensata Technologies NV
8.000% due 05/01/2014	46,225	47,958

Sheraton Holding Corp.
7.375% due 11/15/2015	400	419

Smurfit Kappa Funding PLC
7.750% due 04/01/2015	1,650	1,625

Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	5,300	4,664

Sonat, Inc.
7.000% due 02/01/2018	7,109	7,236
7.625% due 07/15/2011	875	918

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	4,300	4,676
7.875% due 10/15/2014	3,950	4,296

Steel Dynamics, Inc.
7.375% due 11/01/2012	500	523
7.625% due 03/15/2020	2,400	2,472
7.750% due 04/15/2016	2,275	2,389

Suburban Propane Partners LP
6.875% due 12/15/2013	4,143	4,238
7.375% due 03/15/2020	3,950	4,034

SunGard Data Systems, Inc.
9.125% due 08/15/2013	59,641	61,430
10.625% due 05/15/2015	9,925	10,868

SUPERVALU, Inc.
8.000% due 05/01/2016	8,625	8,776

Teck Resources Ltd.
9.750% due 05/15/2014	22,300	26,537
10.250% due 05/15/2016	25,725	30,741
10.750% due 05/15/2019	60,850	74,846

Tesoro Petroleum Corp.
7.466% due 07/17/2012 (p)	10,000	9,608

TreeHouse Foods, Inc.
7.750% due 03/01/2018	8,025	8,346

TRW Automotive, Inc.
7.000% due 03/15/2014	27,250	26,978
7.250% due 03/15/2017	20,785	20,161

United Airlines, Inc.
9.750% due 01/15/2017	42,200	44,416

Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018	9,800	9,580

Videotron Ltee
9.125% due 04/15/2018	2,775	3,098

Visant Corp.
7.625% due 10/01/2012	2,300	2,317

West Corp.
9.500% due 10/15/2014	21,720	22,426

Williams Cos., Inc.
7.500% due 01/15/2031	199	219
7.750% due 06/15/2031	741	834

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	37,492	41,616
12.000% due 12/01/2015	19,020	20,637

Windstream Corp.
7.000% due 03/15/2019	150	141
8.125% due 08/01/2013	280	295
8.625% due 08/01/2016	65,485	67,286

WMG Acquisition Corp.
9.500% due 06/15/2016	25,005	26,849

58	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Las Vegas LLC
6.625% due 12/01/2014	$26,235	$26,301
7.875% due 11/01/2017	800	818

		3,513,515

UTILITIES 10.5%

AES Corp.
7.750% due 03/01/2014	4,890	5,025
7.750% due 10/15/2015	3,589	3,670
8.000% due 10/15/2017	11,295	11,521
8.000% due 06/01/2020	8,905	8,916
8.750% due 05/15/2013	510	520
8.875% due 02/15/2011	4,125	4,306
9.750% due 04/15/2016	16,575	18,025

AES Eastern Energy LP
9.000% due 01/02/2017	756	778

Berry Petroleum Co.
10.250% due 06/01/2014	5,700	6,313

Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028	2,000	1,590

CMS Energy Corp.
8.750% due 06/15/2019	5,375	6,096

Dominion Resources, Inc.
6.300% due 09/30/2066	24,950	23,586
7.500% due 06/30/2066	3,925	3,950

FPL Group Capital, Inc.
6.350% due 10/01/2066	1,825	1,713

Frontier Communications Corp.
6.625% due 03/15/2015	5,725	5,653
7.000% due 11/01/2025	1,650	1,382
7.125% due 03/15/2019	39,995	38,195
7.450% due 07/01/2035	6,539	5,231
7.875% due 01/15/2027	1,875	1,697
8.250% due 05/01/2014	8,475	8,899
9.000% due 08/15/2031	27,060	26,519

Hawaiian Telcom Communications, Inc.
8.765% due 05/01/2013 (a)	5,865	191
9.750% due 05/01/2013 (a)	24,985	812

Homer City Funding LLC
8.734% due 10/01/2026	11,546	11,142

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	9,410	9,810
8.625% due 11/14/2011	1,010	1,081

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	41,800	41,173

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	15,000	15,413

Midwest Generation LLC
8.560% due 01/02/2016	59,519	60,935

New Communications Holdings, Inc.
7.875% due 04/15/2015 (c)	8,275	8,544
8.250% due 04/15/2017 (c)	4,150	4,243
8.500% due 04/15/2020 (c)	4,150	4,202

NRG Energy, Inc.
7.250% due 02/01/2014	20,200	20,402
7.375% due 02/01/2016	25,335	25,208
7.375% due 01/15/2017	30,665	30,435

NV Energy, Inc.
6.750% due 08/15/2017	1,905	1,943
7.803% due 06/15/2012	13,825	14,107

Penn Virginia Corp.
10.375% due 06/15/2016	8,825	9,619

Qwest Communications International, Inc.
7.500% due 02/15/2014	88,367	90,355

Qwest Corp.
7.200% due 11/10/2026	10,026	9,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/15/2023	$18,606	$18,699
7.875% due 09/01/2011	3,850	4,100
8.375% due 05/01/2016	5,175	5,848
8.875% due 03/15/2012	17,000	18,700

Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% due 07/02/2026	1,505	1,601

RRI Energy, Inc.
7.875% due 06/15/2017	2,000	1,805

Sithe Independence Funding Corp.
9.000% due 12/30/2013	6,488	6,706

Sprint Capital Corp.
6.875% due 11/15/2028	870	705
6.900% due 05/01/2019	89,185	82,050
7.625% due 01/30/2011	14,934	15,438
8.375% due 03/15/2012	22,760	23,784
8.750% due 03/15/2032	32,110	29,943

Sprint Nextel Corp.
6.000% due 12/01/2016	33,145	30,079
8.375% due 08/15/2017	200	202

Telesat LLC
11.000% due 11/01/2015	34,411	38,454
12.500% due 11/01/2017	6,200	7,161

Tenaska Alabama Partners LP
7.000% due 06/30/2021	28,012	27,592

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	6,475	6,653

Virgin Media Finance PLC
9.500% due 08/15/2016	16,625	18,246

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (p)	3,085	3,173

		883,839

Total Corporate Bonds & Notes (Cost $5,751,347)		6,113,536

CONVERTIBLE BONDS & NOTES 0.3%

ArvinMeritor, Inc.
4.000% due 02/15/2027	1,350	1,146

Citigroup Funding, Inc.
1.080% due 08/31/2012	5,000	4,900
2.800% due 08/31/2012	8,000	7,799

Nortel Networks Corp.
1.750% due 04/15/2012 (a)	3,500	2,651
2.125% due 04/15/2014 (a)	10,475	7,935

NovaMed, Inc.
1.000% due 06/15/2012	200	168

Wright Medical Group, Inc.
2.625% due 12/01/2014	6,000	5,333

Total Convertible Bonds & Notes (Cost $32,625)		29,932

MUNICIPAL BONDS & NOTES 0.2%

Los Angeles, California Community Redevelopment Agency Revenue Bonds, Series 2002
9.000% due 09/01/2012	470	475
9.750% due 09/01/2017	1,160	1,177
9.750% due 09/01/2022	1,375	1,318
9.750% due 09/01/2027	2,170	1,982
9.750% due 09/01/2032	3,480	3,102

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2003
6.750% due 12/01/2036	725	726

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,200	186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	$1,475	$1,398
7.490% due 11/01/2018	1,435	1,409
7.740% due 11/01/2021	1,885	1,734

Total Municipal Bonds & Notes (Cost $13,518)		13,507

U.S. GOVERNMENT AGENCIES 0.0%

Federal Home Loan Bank
1.000% due 12/28/2011 (j)	300	300

Freddie Mac
1.125% due 12/15/2011 (j)(m)	300	301

Total U.S. Government Agencies (Cost $600)		601

MORTGAGE-BACKED SECURITIES 4.4%

Adjustable Rate Mortgage Trust
3.765% due 10/25/2035	3,534	1,841

American Home Mortgage Assets
0.419% due 05/25/2046	3,063	1,625
0.419% due 09/25/2046	1,299	686
0.439% due 10/25/2046	3,856	1,941
1.171% due 02/25/2047	1,384	659
1.391% due 11/25/2046	22,792	10,679
6.250% due 06/25/2037	9,538	5,457

American Home Mortgage Investment Trust
5.660% due 09/25/2045	1,109	890

Banc of America Alternative Loan Trust
0.629% due 05/25/2035	2,017	1,429

Banc of America Funding Corp.
5.321% due 11/20/2035	606	400

Banc of America Large Loan, Inc.
0.980% due 08/15/2029	25,000	19,894

Banc of America Mortgage Securities, Inc.
5.404% due 02/25/2036	466	368

BCAP LLC Trust
0.399% due 01/25/2037	1,887	970

Bear Stearns Adjustable Rate Mortgage Trust
4.994% due 01/25/2035	375	312
5.726% due 02/25/2036	465	308

Bear Stearns Alt-A Trust
0.449% due 12/25/2046	231	23
3.266% due 01/25/2035	94	73
5.646% due 11/25/2036	7,997	5,194

Chase Mortgage Finance Corp.
4.126% due 02/25/2037	146	136
5.424% due 03/25/2037	1,263	1,056

Citigroup Mortgage Loan Trust, Inc.
3.075% due 03/25/2034	254	247
5.629% due 07/25/2046	991	709
5.969% due 09/25/2037	6,488	4,425

Commercial Mortgage Pass-Through Certificates
5.816% due 12/10/2049	26,400	26,433

Countrywide Alternative Loan Trust
0.399% due 01/25/2037	700	360
0.419% due 09/25/2046	2,721	1,297
0.424% due 12/20/2046	10,483	5,424
0.439% due 03/20/2046	684	356
0.439% due 07/20/2046	3,533	1,397
0.439% due 07/25/2046	601	331
0.459% due 08/25/2046	1,222	239
0.479% due 09/25/2046	700	73
0.479% due 10/25/2046	437	101
0.489% due 07/25/2035	333	194
0.499% due 05/25/2036	476	102
0.559% due 11/20/2035	1,454	769
0.599% due 02/25/2037	28,082	10,013

See Accompanying Notes	Annual Report	March 31, 2010	59

Schedule of Investments  High Yield Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.999% due 11/25/2035	$785	$426
1.471% due 12/25/2035	4,104	2,243
5.302% due 10/25/2035	418	334
5.500% due 11/25/2035	6,400	4,527
5.631% due 10/25/2035	1,558	800
5.750% due 03/25/2037	500	313
5.849% due 02/25/2037	2,821	1,966
6.000% due 01/25/2037	775	499
6.500% due 11/25/2037	1,227	871
6.921% due 07/25/2036 (b)	29,163	4,377

Countrywide Home Loan Mortgage Pass-Through Trust
0.529% due 04/25/2046	657	172
5.265% due 02/25/2047	515	305
5.380% due 03/25/2037	488	279
5.480% due 02/20/2036	592	393
5.531% due 04/20/2036	495	336
5.981% due 09/25/2047	662	474
6.000% due 05/25/2036	11,548	9,624

Credit Suisse Mortgage Capital Certificates
6.000% due 10/25/2021 (a)	104	77

Deutsche ALT-A Securities, Inc.
5.505% due 10/25/2035	443	311
5.869% due 10/25/2036	683	381
5.886% due 10/25/2036	683	370

Downey Savings & Loan Association Mortgage Loan Trust
0.479% due 03/19/2045	489	302
0.549% due 07/19/2045	448	143

First Horizon Alternative Mortgage Securities
2.849% due 10/25/2034	101	82
5.387% due 09/25/2035	96	69
6.000% due 05/25/2036	3,510	2,698

Greenpoint Mortgage Funding Trust
0.429% due 10/25/2046	800	68
0.429% due 12/25/2046	600	94
0.439% due 10/25/2046	465	0
0.499% due 04/25/2036	588	140

GS Mortgage Securities Corp. II
5.560% due 11/10/2039	2,482	2,461

GSR Mortgage Loan Trust
0.489% due 08/25/2046	638	167
3.551% due 04/25/2035	66	56
5.123% due 01/25/2036	1,371	1,124
5.750% due 03/25/2036	7,984	6,924

Harborview Mortgage Loan Trust
0.409% due 07/19/2046	2,846	1,495
0.419% due 07/21/2036	835	454
0.419% due 01/19/2038	401	222
0.429% due 09/19/2046	1,443	778
0.469% due 03/19/2036	12,747	7,101
1.331% due 12/19/2036	3,657	1,649
5.750% due 08/19/2036	5,778	3,696
5.826% due 08/19/2036	598	384

Impac CMB Trust
0.969% due 11/25/2034	64	47

Indymac IMSC Mortgage Loan Trust
0.409% due 07/25/2047	1,212	572

Indymac INDA Mortgage Loan Trust
5.849% due 08/25/2036	700	453

Indymac Index Mortgage Loan Trust
0.419% due 09/25/2046	1,927	1,002
0.429% due 06/25/2047	1,100	546
0.439% due 05/25/2046	394	212
0.469% due 07/25/2035	377	219
0.499% due 06/25/2037	675	148
4.766% due 08/25/2035	3,046	2,409
5.202% due 01/25/2036	403	304
5.221% due 09/25/2035	443	251
5.245% due 09/25/2035	2,437	1,846
5.281% due 10/25/2035	424	321
5.476% due 11/25/2035	16,155	11,926
5.683% due 06/25/2036	700	512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	$2,917	$2,642

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	730	715

JPMorgan Mortgage Trust
4.799% due 02/25/2034	126	124
6.000% due 08/25/2037	4,588	3,793

LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	2,000	2,037
5.424% due 02/15/2040	3,500	3,395

Luminent Mortgage Trust
0.399% due 12/25/2036	2,161	1,146
0.409% due 12/25/2036	786	388
0.429% due 10/25/2046	654	368

MASTR Adjustable Rate Mortgages Trust
0.439% due 04/25/2046	1,269	674
0.529% due 05/25/2047	800	126
0.569% due 05/25/2047	600	97

Merrill Lynch Mortgage-Backed Securities Trust
5.784% due 04/25/2037	1,243	928

Morgan Stanley Capital I
5.332% due 12/15/2043	7,770	7,824
5.447% due 02/12/2044	3,570	3,412
5.692% due 04/15/2049	1,100	1,011
5.880% due 06/11/2049	10,700	10,585

Morgan Stanley Mortgage Loan Trust
0.539% due 01/25/2035	122	81
5.352% due 06/25/2036	469	405

Nomura Asset Acceptance Corp.
2.692% due 12/25/2034	229	201
5.820% due 03/25/2047	600	484

Residential Accredit Loans, Inc.
0.389% due 01/25/2037	16,605	9,200
0.409% due 06/25/2046	9,157	3,409
0.459% due 05/25/2037	832	208
0.479% due 08/25/2037	1,321	697
0.559% due 03/25/2037	10,951	4,208
5.500% due 02/25/2036	9,678	6,466
5.665% due 09/25/2035	475	320
6.500% due 07/25/2037	18,794	11,932

Residential Asset Securitization Trust
0.679% due 12/25/2036	1,526	542
6.000% due 05/25/2037	2,541	1,868
6.250% due 10/25/2036	1,870	1,041
6.500% due 08/25/2036	3,300	1,994

Sequoia Mortgage Trust
3.132% due 01/20/2047	562	419

Structured Adjustable Rate Mortgage Loan Trust
2.690% due 03/25/2034	111	103
5.233% due 05/25/2036	700	448
5.347% due 11/25/2035	432	282
5.369% due 09/25/2036	700	374
6.000% due 10/25/2037	495	250

Structured Asset Mortgage Investments, Inc.
0.409% due 09/25/2047	6,906	3,689
0.419% due 07/25/2046	4,900	2,592
0.439% due 05/25/2046	2,422	1,164
0.449% due 05/25/2036	406	211
0.449% due 05/25/2046	1,655	820
0.449% due 09/25/2047	60,479	19,166
0.479% due 07/19/2035	152	123
0.489% due 05/25/2046	585	133
0.509% due 02/25/2036	411	238
0.529% due 08/25/2036	900	184

SunTrust Alternative Loan Trust
0.579% due 04/25/2036	8,165	2,517

TBW Mortgage-Backed Pass-Through Certificates
6.014% due 07/25/2037	600	256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
0.529% due 06/25/2047	$41,591	$41,364

Wachovia Bank Commercial Mortgage Trust
0.322% due 09/15/2021	5,668	5,062

WaMu Mortgage Pass-Through Certificates
0.449% due 07/25/2046	495	131
0.639% due 11/25/2045	600	340
0.639% due 12/25/2045	600	342
0.740% due 11/25/2034	1,092	680
1.171% due 02/25/2047	3,797	2,009
1.171% due 03/25/2047	4,222	2,472
1.211% due 01/25/2047	2,281	1,207
1.231% due 04/25/2047	3,183	1,930
1.281% due 07/25/2047	841	487
1.291% due 12/25/2046	1,482	820
2.825% due 10/25/2033	278	249
2.883% due 09/25/2033	791	784
3.078% due 01/25/2047	828	490
5.448% due 04/25/2037	768	522
5.725% due 10/25/2036	5,771	4,435
5.828% due 02/25/2037	2,228	1,532
5.921% due 09/25/2036	1,061	831

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.231% due 04/25/2047	837	178
1.411% due 07/25/2046	140	64
1.441% due 05/25/2046	805	406

Total Mortgage-Backed Securities (Cost $361,985)		367,989

ASSET-BACKED SECURITIES 0.6%

Argent Securities, Inc.
1.279% due 12/25/2033	6,027	4,704

Carrington Mortgage Loan Trust
0.349% due 02/25/2037	1,205	1,098
0.379% due 08/25/2036	850	375

Countrywide Asset-Backed Certificates
5.689% due 10/25/2046	86	54

Credit-Based Asset Servicing & Securitization LLC
5.721% due 01/25/2037	9,605	4,325

GSAA Trust
0.529% due 05/25/2047	700	402

GSAMP Trust
0.299% due 12/25/2036	323	212
0.349% due 03/25/2047	1,101	1,004
0.379% due 08/25/2036	935	407

Lehman XS Trust
0.449% due 04/25/2046	448	200
0.459% due 06/25/2046	570	96
0.459% due 08/25/2046	517	56
0.469% due 09/25/2046	628	121
0.469% due 11/25/2046	632	138

MASTR Asset-Backed Securities Trust
0.439% due 11/25/2036	3,200	1,251

Merrill Lynch First Franklin Mortgage Loan Trust
0.349% due 07/25/2037	27,800	15,002

Mid-State Trust
7.791% due 03/15/2038	313	281

Morgan Stanley ABS Capital I
0.369% due 05/25/2037	1,555	637

Morgan Stanley Mortgage Loan Trust
0.459% due 02/25/2037	542	217
0.589% due 04/25/2037	715	278
5.750% due 04/25/2037	402	306
6.000% due 07/25/2047	428	309

Novastar Home Equity Loan
0.329% due 03/25/2037	1,796	1,702

60	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products, Inc.
0.629% due 06/25/2047		$700	$263

Residential Asset Securities Corp.
0.339% due 04/25/2037		921	899
0.379% due 08/25/2036		700	353

Structured Asset Securities Corp.
0.379% due 05/25/2037		7,421	5,883
0.529% due 06/25/2035		20,349	8,478

Total Asset-Backed Securities (Cost $55,452)			49,051

FOREIGN CURRENCY-DENOMINATED ISSUES 10.5%

American International Group, Inc.
0.820% due 04/26/2011	EUR	30,400	40,262
4.000% due 09/20/2011		1,400	1,898
5.750% due 03/15/2067	GBP	5,550	5,559
5.950% due 10/04/2010		2,850	4,325
8.625% due 05/22/2068		24,800	31,142

BAC Capital Trust VII
5.250% due 08/10/2035		4,400	4,791

Barclays Bank PLC
14.000% due 11/29/2049		35,130	69,756

Bombardier, Inc.
7.250% due 11/15/2016	EUR	11,625	16,800

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	406,550	222,702
10.000% due 01/01/2017		205,600	103,912

Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	5,975	7,868

Cognis GmbH
9.500% due 05/15/2014		7,200	10,089

EMF-NL
1.680% due 07/17/2041		24,010	28,769

FCE Bank PLC
7.125% due 01/16/2012		1,000	1,388
7.125% due 01/15/2013		2,000	2,782
9.375% due 01/17/2014		5,950	8,768

HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	2,000	2,246

Hertz Corp.
7.875% due 01/01/2014	EUR	2,500	3,377

International Lease Finance Corp.
1.037% due 08/15/2011		10,000	12,768

Intesa Sanpaolo SpA
8.047% due 06/29/2049		7,700	10,738

Jarden Corp.
7.500% due 01/15/2020		6,000	8,225

Kerling PLC
10.625% due 01/28/2017		6,300	8,945

LBG Capital No.1 PLC
6.439% due 05/23/2020		4,450	5,049
7.867% due 12/17/2019	GBP	2,250	3,039
7.869% due 08/25/2020		8,825	11,852
11.040% due 03/19/2020		3,520	5,742

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBG Capital No.2 PLC
15.000% due 12/21/2019	GBP	2,250	$4,251

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	11,540	11,066

M&G Finance Luxembourg S.A.
7.500% due 03/29/2049		5,000	675

Nordic Telephone Co. Holdings ApS
8.250% due 05/01/2016		15,975	23,519

OI European Group BV
6.875% due 03/31/2017		3,725	5,132

Reynolds Group Issuer, Inc.
8.000% due 12/15/2016		8,675	12,039

Rockwood Specialties Group, Inc.
7.625% due 11/15/2014		5,650	7,822

Royal Bank of Scotland Group PLC
4.556% due 04/06/2011	GBP	5,866	8,412

Sensata Technologies NV
11.250% due 01/15/2014	EUR	14,000	19,855

SLM Corp.
0.980% due 06/17/2013		51,500	60,342
1.020% due 04/26/2011		3,500	4,585
2.750% due 03/15/2011	CHF	4,220	3,966

UPC Broadband Holding BV
4.170% due 12/31/2016	EUR	11,280	14,462
4.995% due 12/31/2017		8,136	10,522

UPC Germany GmbH
8.125% due 12/01/2017		1,800	2,541

UPC Holding BV
7.750% due 01/15/2014		1,700	2,354
8.000% due 11/01/2016		5,000	6,753
8.625% due 01/15/2014		1,675	2,342
9.750% due 04/15/2018		9,623	13,680

UPCB Finance Ltd.
7.625% due 01/15/2020		19,000	26,235

Wind Acquisition Finance S.A.
11.000% due 12/01/2015		4,000	5,862

Total Foreign Currency-Denominated Issues (Cost $816,564)			879,207

		SHARES
COMMON STOCKS 0.4%

Dex One Corp. (e)		1,199,802	33,498
SemGroup Corp. 'A' (e)		119,931	3,478
U.S. Airways Group, Inc. 'A' (e)		12,224	0

Total Common Stocks (Cost $40,312)			36,976

WARRANTS 0.0%

SemGroup Corp. - Exp. 11/30/2014		126,243	1,042

Total Warrants (Cost $568)			1,042

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

Bank of America Corp.
7.250% due 12/31/2049	2,000	$1,950

Lehman Brothers Holdings, Inc.
8.750% due 07/01/2011 (a)	6,700	17

Wells Fargo & Co.
7.500% due 12/31/2049	60,000	58,620

Total Convertible Preferred Securities (Cost $49,655)		60,587

PREFERRED STOCKS 0.3%

ABN AMRO North America Capital Funding Trust I
6.968% due 12/31/2049	17,000	11,688

Regions Asset Management Co., Inc.
8.440% due 04/30/2010	12,500	12,298

Total Preferred Stocks (Cost $20,897)		23,986

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS 0.2%

Barclays Capital, Inc.
0.030% due 04/01/2010	$11,000	11,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $11,235. Repurchase proceeds are $11,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	5,022	5,022
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $5,123. Repurchase proceeds are $5,022.)

		16,022

U.S. TREASURY BILLS 0.3%
0.191% due 08/26/2010 - 09/02/2010 (f)(i)(j)(l)(m)	23,565	23,546

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (h) 5.3%
	44,839,884	448,982

Total Short-Term Instruments (Cost $488,549)		488,550

Total Investments 99.9% (Cost $7,957,515)		$8,383,558

Written Options (o) (0.0%) (Premiums $12,157)		(169)

Other Assets and Liabilities (Net) 0.1%		7,408

Net Assets 100.0%		$8,390,797

See Accompanying Notes	Annual Report	March 31, 2010	61

Schedule of Investments  High Yield Fund   (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-Issued security.
(d)	Payment in-kind bond security.
(e)	Non-income producing security.
(f)	Coupon represents a weighted average rate.
(g)	Security becomes interest bearing at a future date.
(h)	Affiliated to the Fund.
(i)	Securities with an aggregate market value of $80 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(j)	Securities with an aggregate market value of $17,956 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(k)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default
(l)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $157,504 at a weighted average interest rate of 0.628%. On March 31, 2010, securities valued at $8,520 were pledged as collateral for reverse repurchase agreements.
(m)	Securities with an aggregate market value of $5,871 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2010	2,877	$9,818
90-Day Eurodollar June Futures	Long	06/2010	660	3,070
90-Day Eurodollar September Futures	Long	09/2010	3,921	11,861

				$24,749

(n)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	06/20/2012	0.936%	$4,300	$(7)	$54	$(61)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CSFB	5.000%		06/20/2014	4.819%	$4,100	$33	$(246)	$279
AES Corp.	GSC	5.000%		12/20/2013	4.567%	11,250	177	(872)	1,049
AES Corp.	RBS	5.000%		12/20/2014	5.231%	5,000	(39)	20	(59)
AES Corp.	UBS	5.000%		12/20/2014	5.231%	5,000	(39)	20	(59)
American International Group, Inc.	BOA	5.000%		09/20/2010	0.699%	9,700	213	(1,407)	1,620
American International Group, Inc.	BOA	5.000%		09/20/2011	1.407%	10,900	590	(2,616)	3,206
American International Group, Inc.	GSC	5.000%		09/20/2011	1.407%	15,700	850	(3,611)	4,461
ARAMARK Corp.	CITI	5.000%		03/20/2014	4.601%	5,100	78	(139)	217
Biomet, Inc.	CITI	6.500%		06/20/2014	2.952%	3,000	373	0	373
Biomet, Inc.	JPM	8.000%		03/20/2014	2.863%	4,000	688	0	688
Biomet, Inc.	MSC	3.550%		03/20/2013	2.432%	1,500	46	0	46
Brazil Government International Bond	BCLY	0.830%		09/20/2010	0.531%	30,000	50	0	50
Chesapeake Energy Corp.	GSC	5.000%		09/20/2014	4.179%	15,550	522	(311)	833
Community Health Systems, Inc.	CITI	5.000%		09/20/2014	4.839%	2,900	22	(261)	283
Community Health Systems, Inc.	GSC	5.000%		12/20/2013	4.170%	22,500	658	(2,231)	2,889
Community Health Systems, Inc.	GSC	5.000%		03/20/2014	4.395%	24,700	561	(2,254)	2,815
Community Health Systems, Inc.	GSC	5.000%		06/20/2014	4.595%	10,000	163	(500)	663
Community Health Systems, Inc.	JPM	5.000%		12/20/2013	4.170%	3,750	109	(366)	475
CSC Holdings, Inc.	MSC	3.650%		03/20/2013	0.775%	1,500	124	0	124
Daimler Finance N.A. LLC	DUB	5.250%		09/20/2012	2.829%	3,500	190	0	190
Dynegy Holdings, Inc.	CITI	5.000%		03/20/2014	10.468%	625	(101)	(112)	11
El Paso Corp.	GSC	5.000%		09/20/2014	3.215%	48,575	3,560	(4,615)	8,175
Ford Motor Co.	MLP	4.850%		12/20/2010	1.192%	18,000	503	0	503
Georgia-Pacific LLC	BOA	5.000%		09/20/2014	1.999%	18,000	2,251	(1,845)	4,096
Georgia-Pacific LLC	GSC	5.000%		12/20/2013	1.785%	3,750	429	(338)	767
Georgia-Pacific LLC	JPM	5.000%		12/20/2013	1.785%	9,000	1,030	(799)	1,829
Georgia-Pacific LLC	MLP	5.000%		12/20/2013	1.785%	5,250	601	(479)	1,080
Georgia-Pacific LLC	MSC	3.800%		03/20/2013	1.027%	1,500	120	0	120
GMAC, Inc.	BOA	7.000%		12/20/2012	2.963%	2,500	258	0	258
GMAC, Inc.	BOA	5.000%		09/20/2013	3.080%	37,000	2,246	(9,712)	11,958
GMAC, Inc.	DUB	5.000%		03/20/2012	2.811%	3,000	128	(465)	593
GMAC, Inc.	DUB	6.350%		12/20/2012	2.963%	3,650	317	0	317
GMAC, Inc.	GSC	6.800%		12/20/2012	2.963%	5,000	491	0	491

62	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
GMAC, Inc.	JPM	2.110%	03/20/2012	2.811%		$10,000	$(126)	$0	$(126)
HCA, Inc.	BOA	4.650%	09/20/2013	3.367%		3,000	127	0	127
HCA, Inc.	CITI	2.000%	09/20/2012	2.516%		4,400	(51)	0	(51)
HCA, Inc.	CSFB	5.000%	06/20/2014	2.503%		9,600	846	(1,050)	1,896
Indonesia Government International Bond	BCLY	2.200%	09/20/2010	0.727%		15,000	115	0	115
Indonesia Government International Bond	JPM	2.360%	09/20/2010	0.727%		8,000	68	0	68
Indonesia Government International Bond	RBS	1.580%	09/20/2010	0.691%		13,600	64	0	64
International Lease Finance Corp.	BOA	5.000%	06/20/2010	1.833%		9,900	84	(792)	876
Mexico Government International Bond	BCLY	1.070%	09/20/2010	0.497%		30,000	91	0	91
Mexico Government International Bond	DUB	1.550%	09/20/2010	0.523%		8,000	43	0	43
Mexico Government International Bond	DUB	1.700%	09/20/2010	0.523%		15,000	92	0	92
Mexico Government International Bond	JPM	1.020%	09/20/2010	0.497%		16,900	47	0	47
NRG Energy, Inc.	CSFB	5.000%	12/20/2013	4.395%		3,750	81	(42)	123
NRG Energy, Inc.	GSC	4.200%	09/20/2013	4.170%		6,875	15	0	15
NRG Energy, Inc.	JPM	5.380%	12/20/2013	4.395%		4,500	154	0	154
NRG Energy, Inc.	MLP	5.500%	12/20/2013	4.395%		5,250	201	0	201
Qwest Capital Funding, Inc.	CITI	3.350%	12/20/2012	1.972%		1,100	41	0	41
Qwest Capital Funding, Inc.	CSFB	3.100%	12/20/2012	1.972%		5,000	153	0	153
RRI Energy, Inc.	BCLY	5.000%	09/20/2014	8.342%		5,800	(658)	(898)	240
RRI Energy, Inc.	CITI	5.000%	09/20/2014	8.342%		4,100	(465)	(451)	(14)
RRI Energy, Inc.	DUB	5.000%	09/20/2014	8.342%		1,600	(182)	(232)	50
RRI Energy, Inc.	GSC	5.000%	09/20/2014	8.342%		20,150	(2,287)	(3,512)	1,225
RRI Energy, Inc.	GSC	5.000%	09/20/2014	8.018%		1,500	(155)	(255)	100
RRI Energy, Inc.	MSC	5.000%	09/20/2014	8.342%		500	(57)	(85)	28
SLM Corp.	BCLY	5.000%	12/20/2013	3.315%		4,250	247	(468)	715
SLM Corp.	BOA	5.000%	12/20/2010	1.340%		24,200	677	(2,150)	2,827
SLM Corp.	BOA	5.000%	09/20/2014	3.487%		18,650	1,133	(2,611)	3,744
SLM Corp.	DUB	5.000%	06/20/2010	1.340%		15,600	150	(878)	1,028
SLM Corp.	DUB	5.000%	09/20/2010	1.340%		800	15	(64)	79
SLM Corp.	DUB	5.000%	06/20/2012	2.646%		9,900	513	(1,287)	1,800
SLM Corp.	DUB	5.000%	09/20/2014	3.487%		2,000	121	(225)	346
SLM Corp.	GSC	7.600%	03/20/2012	2.606%		4,750	464	0	464
SLM Corp.	MSC	5.000%	09/20/2011	2.323%		5,000	202	(300)	502
SLM Corp.	MSC	5.000%	06/20/2014	3.407%		6,000	366	(1,020)	1,386
SunGard Data Systems, Inc.	BCLY	5.000%	09/20/2014	5.661%		2,000	(47)	(230)	183
SunGard Data Systems, Inc.	CITI	5.000%	03/20/2014	5.270%		4,000	(31)	(261)	230
SunGard Data Systems, Inc.	MSC	3.800%	03/20/2013	1.257%		1,500	108	0	108
Swedbank AB	BOA	1.000%	12/20/2014	1.669%	EUR	2,500	(98)	(237)	139
Swedbank AB	UBS	1.000%	12/20/2014	1.669%		2,500	(98)	(237)	139

							$19,165	$(50,424)	$69,589

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-12 5-Year Index	BCLY	(5.000%	)	06/20/2014	$32,148	$ (476)	$3,818	$(4,294)
CDX.HY-12 5-Year Index	CSFB	(5.000%	)	06/20/2014	24,346	(361)	2,867	(3,228)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014	23,312	(346)	2,750	(3,096)
CDX.HY-12 5-Year Index	JPM	(5.000%	)	06/20/2014	27,354	(405)	2,147	(2,552)
CDX.HY-12 5-Year Index	RBS	(5.000%	)	06/20/2014	35,720	(530)	2,757	(3,287)
CDX.HY-13 5-Year Index	DUB	(5.000%	)	12/20/2014	33,165	(51)	2,425	(2,476)

						$ (2,169)	$16,764	$(18,933)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE AAA 07-1 Index	CSFB	0.090%	08/25/2037	$26,000	$(16,378)	$(18,200)	$1,822
CDX.HY-9 3-Year Index 25-35%	MLP	4.530%	12/20/2010	51,800	1,743	0	1,743
CDX.HY-9 3-Year Index 35-100%	MLP	1.550%	12/20/2010	9,290	108	0	108
CDX.HY-9 3-Year Index 35-100%	MLP	1.670%	12/20/2010	8,087	101	0	101
CDX.IG-9 5-Year Index 30-100%	BCLY	0.758%	12/20/2012	8,680	150	0	150
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	11,574	200	0	200

					$(14,076)	$(18,200)	$4,124

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	Annual Report	March 31, 2010	63

Schedule of Investments  High Yield Fund   (Cont.)

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)	Written options outstanding on March 31, 2010:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$23,200	$360	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	23,200	167	8
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	129,000	1,301	1
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	14,700	134	0
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	14,700	240	5
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	13,000	119	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	8,700	87	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	8,700	205	3
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	14,000	119	42
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	14,000	119	34
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	12,500	57	0
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	8,600	87	0
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	4,300	53	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	8,600	206	3
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	112,100	513	2
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	36,100	329	1
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	112,100	630	3
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	17,400	423	6
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	18,700	92	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	37,900	797	12
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	45,000	457	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	352,000	3,703	32
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	38,000	214	0
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	80,000	664	1
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	32,800	285	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	80,000	344	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	58,000	452	14

							$12,157	$169

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	96	$454,789	EUR	52,000	$5,924
Sales	13,943	3,546,400		0	30,416
Closing Buys	(14,039)	(2,683,889)		(52,000)	(24,183)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2010	0	$1,317,300	EUR	0	$12,157

(p)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$8,858	$8,809	0.10%
Tesoro Petroleum Corp.	7.466%	07/17/2012	11/17/2004	9,981	9,608	0.11%
Wilmington Trust Co.	10.732%	01/01/2013	05/09/1995 - 05/16/2003	2,238	2,322	0.03%
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	07/28/1995 - 01/01/2010	3,079	3,173	0.04%

				$24,156	$23,912	0.28%

64	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(q)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	34,679	04/2010	BCLY	$0	$(941)	$(941)
Buy		571,534	04/2010	BNP	1,197	0	1,197
Sell		380,465	04/2010	GSC	1,861	(4,813)	(2,952)
Sell		156,390	04/2010	HSBC	0	(4,341)	(4,341)
Sell		571,534	06/2010	BNP	0	(1,231)	(1,231)
Sell	CHF	3,664	05/2010	DUB	0	(8)	(8)
Buy	CNY	33,487	06/2010	BCLY	0	(14)	(14)
Sell		14,055	06/2010	BOA	14	0	14
Buy		14,024	06/2010	CITI	0	(2)	(2)
Buy		6,028	06/2010	DUB	0	(3)	(3)
Buy		43,588	06/2010	HSBC	0	(18)	(18)
Sell		24,997	06/2010	MSC	25	0	25
Buy		14,978	11/2010	BCLY	0	(30)	(30)
Buy		24,285	11/2010	CITI	0	(50)	(50)
Buy		62,641	11/2010	DUB	0	(141)	(141)
Buy		24,681	11/2010	MSC	0	(60)	(60)
Buy		13,812	01/2011	BOA	0	(19)	(19)
Buy		24,567	01/2011	MSC	0	(34)	(34)
Sell	EUR	6,075	04/2010	BCLY	22	0	22
Sell		64,064	04/2010	CITI	1,556	0	1,556
Sell		316	04/2010	CSFB	0	(2)	(2)
Sell		17,866	04/2010	GSC	708	0	708
Sell		114,986	04/2010	HSBC	385	0	385
Sell		39,760	04/2010	JPM	1,734	0	1,734
Sell		998	04/2010	MSC	27	0	27
Sell		2,590	04/2010	RBC	10	(1)	9
Sell		31,939	05/2010	GSC	106	0	106
Sell	GBP	5,278	06/2010	BCLY	0	(41)	(41)
Sell		7,744	06/2010	CITI	0	(216)	(216)
Sell		81,948	06/2010	RBS	0	(785)	(785)
Sell	JPY	29,154	04/2010	CITI	10	0	10

					$7,655	$(12,750)	$(5,095)

(r)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$9,774	$6,078,684	$25,078	$6,113,536
Mortgage-Backed Securities	0	367,989	0	367,989
Foreign Currency-Denominated Issues	0	879,207	0	879,207
Short-Term Instruments	448,982	39,568	0	488,550
Other Investments +++	97,546	415,591	21,139	534,276

Investments, at value	$556,302	$7,781,039	$46,217	$8,383,558
Financial Derivative Instruments ++++	$24,749	$49,455	$0	$74,204

Totals	$581,051	$7,830,494	$46,217	$8,457,762

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Corporate Bonds & Notes	$85,583	$(67,679)	$786	$(2,152)	$8,540	$0	$25,078	$2,632
Foreign Currency-Denominated Issues	3,367	0	11	0	5,034	(8,412)	0	0
Other Investments +++	13,869	342	0	(3,938)	10,866	0	21,139	1,202

Investments, at value	$102,819	$(67,337)	$797	$(6,090)	$24,440	$(8,412)	$46,217	$3,834
Financial Derivative Instruments ++++	$(1,576)	$0	$0	$0	$1,576	$0	$0	$0

Totals	$101,243	$(67,337)	$797	$(6,090)	$26,016	$(8,412)	$46,217	$3,834

See Accompanying Notes	Annual Report	March 31, 2010	65

Schedule of Investments  High Yield Fund   (Cont.)

March 31, 2010

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(s)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$683	$0	$0	$0	$0	$683
Unrealized appreciation on foreign currency contracts	0	7,655	0	0	0	7,655
Unrealized appreciation on swap agreements	0	0	74,022	0	0	74,022

	$683	$7,655	$74,022	$0	$0	$82,360

Liabilities:
Written options outstanding	$169	$0	$0	$0	$0	$169
Unrealized depreciation on foreign currency contracts	0	12,750	0	0	0	12,750
Unrealized depreciation on swap agreements	0	0	19,303	0	0	19,303

	$169	$12,750	$19,303	$0	$0	$32,222

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$150,894	$0	$0	$0	$0	$150,894
Net realized gain (loss) on futures contracts, written options and swaps	60,785	0	(24,125)	2,090	0	38,750
Net realized (loss) on foreign currency transactions	0	(3,560)	0	0	0	(3,560)

	$211,679	$(3,560)	$(24,125)	$2,090	$0	$186,084

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(152,854)	$0	$0	$0	$0	$(152,854)
Net change in unrealized appreciation on futures contracts, written options and swaps	8,459	0	124,941	363	0	133,763
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	12,859	0	0	0	12,859

	$(144,395)	$12,859	$124,941	$363	$0	$(6,232)

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $24,749 as reported in the Notes to Schedule of Investments.

66	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments  Investment Grade Corporate Bond Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

CIT Group, Inc.
9.500% due 01/20/2012	$7,740	$7,940

Daimler Finance North America LLC
4.230% due 08/03/2012	580	580

HD Supply, Inc.
6.000% due 08/30/2012	2,000	1,999

Total Bank Loan Obligations (Cost $9,848)		10,519

CORPORATE BONDS & NOTES 82.2%

BANKING & FINANCE 38.3%

Allstate Corp.
7.450% due 05/16/2019	30	35

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,200	1,308

AMB Property LP
6.625% due 12/01/2019	3,000	3,059

American Express Bank FSB
5.500% due 04/16/2013	12,100	12,968

American Express Centurion Bank
6.000% due 09/13/2017	20,000	21,490

American Express Co.
6.150% due 08/28/2017	300	324
6.800% due 09/01/2066	2,465	2,422
7.000% due 03/19/2018	3,000	3,413
7.250% due 05/20/2014	2,500	2,836
8.125% due 05/20/2019	20,000	24,265

American Express Credit Corp.
0.349% due 02/24/2012	5,250	5,191
5.875% due 05/02/2013	1,700	1,843
7.300% due 08/20/2013	12,000	13,479

American General Finance Corp.
4.875% due 05/15/2010	6,000	5,998
5.200% due 12/15/2011	2,600	2,486

American International Group, Inc.
4.950% due 03/20/2012	5,250	5,360
5.050% due 10/01/2015	700	651
5.450% due 05/18/2017	2,000	1,842
5.850% due 01/16/2018	22,920	21,326
6.250% due 05/01/2036	200	175
8.175% due 05/15/2068	1,000	852
8.250% due 08/15/2018	29,500	31,001

Anadarko Finance Co.
6.750% due 05/01/2011	2,900	3,053

ANZ National International Ltd.
6.200% due 07/19/2013	3,000	3,308

Australia & New Zealand Banking Group Ltd.
5.100% due 01/13/2020	10,500	10,519

Bank of America Corp.
4.500% due 04/01/2015	800	808
4.750% due 08/01/2015	200	202
5.625% due 10/14/2016	2,000	2,072
5.650% due 05/01/2018	39,000	39,519
5.750% due 08/15/2016	500	513
5.750% due 12/01/2017	26,800	27,514
6.000% due 09/01/2017	9,800	10,204
6.500% due 08/01/2016	22,500	24,341
7.375% due 05/15/2014	7,600	8,554
7.625% due 06/01/2019	3,650	4,182

Bank of America N.A.
0.557% due 06/15/2017	5,170	4,550

Bank of Scotland PLC
0.312% due 12/08/2010	10,000	9,980
5.500% due 06/15/2012	2,000	2,137

Bank One Corp.
5.250% due 01/30/2013	100	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
5.125% due 01/08/2020	$1,500	$1,482
5.200% due 07/10/2014	10,800	11,544
5.926% due 09/29/2049	5,000	4,450
6.050% due 12/04/2017	14,500	14,973
6.750% due 05/22/2019	11,000	12,190
7.375% due 06/29/2049	5,000	4,900
7.434% due 09/29/2049	600	600
10.179% due 06/12/2021	11,890	15,545

BB&T Corp.
5.200% due 12/23/2015	2,000	2,095
6.500% due 08/01/2011	30	32

Bear Stearns Cos. LLC
0.641% due 11/21/2016	8,900	8,363
5.550% due 01/22/2017	1,000	1,040
5.700% due 11/15/2014	100	109
6.400% due 10/02/2017	20,000	22,121
7.250% due 02/01/2018	44,750	51,791

Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018	3,500	3,727

Block Financial LLC
7.875% due 01/15/2013	13,000	14,708

BNP Paribas
0.454% due 12/09/2016	4,000	3,835
7.195% due 06/29/2049	3,225	3,144

Boston Properties LP
5.875% due 10/15/2019	600	624
6.250% due 01/15/2013	2,800	3,037

Caelus Re Ltd.
6.502% due 06/07/2011	500	497

Canadian Oil Sands Ltd.
7.750% due 05/15/2019	34,225	40,332

Capital One Capital V
10.250% due 08/15/2039	9,000	10,690

Capital One Capital VI
8.875% due 05/15/2040	5,000	5,486

Caterpillar Financial Services Corp.
5.450% due 04/15/2018	2,500	2,649
7.150% due 02/15/2019	4,000	4,716

CBA Capital Trust II
6.024% due 03/29/2049	600	567

CIT Group, Inc.
7.000% due 05/01/2013	6,376	6,249
7.000% due 05/01/2014	2,065	1,956
7.000% due 05/01/2015	9,565	8,943
7.000% due 05/01/2016	3,441	3,183
7.000% due 05/01/2017	4,818	4,456

Citigroup, Inc.
0.340% due 05/18/2011	4,200	4,174
0.377% due 03/07/2014	3,000	2,806
5.000% due 09/15/2014	9,700	9,696
5.250% due 02/27/2012	5,000	5,239
5.300% due 10/17/2012	1,500	1,576
5.500% due 08/27/2012	9,000	9,492
5.500% due 04/11/2013	24,100	25,341
5.500% due 10/15/2014	8,500	8,805
5.625% due 08/27/2012	400	420
5.850% due 07/02/2013	4,800	5,048
6.000% due 02/21/2012	1,190	1,263
6.000% due 08/15/2017	22,960	23,512
6.010% due 01/15/2015	750	789
6.125% due 11/21/2017	30,725	31,647
6.125% due 05/15/2018	14,115	14,445
6.125% due 08/25/2036	600	525
6.375% due 08/12/2014	27,350	29,246
6.500% due 08/19/2013	20,800	22,440
8.500% due 05/22/2019	21,850	25,545

Commonwealth Bank of Australia
5.000% due 10/15/2019	26,400	26,583
5.000% due 03/19/2020	19,400	19,312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Capital III
8.050% due 06/15/2027	$12,000	$12,028

Countrywide Financial Corp.
5.800% due 06/07/2012	1,000	1,064
6.250% due 05/15/2016	70	72

Credit Agricole S.A.
6.637% due 05/29/2049	200	176
8.375% due 10/29/2049	4,100	4,459
9.750% due 06/29/2049	1,700	1,878

Credit Suisse New York
6.000% due 02/15/2018	1,800	1,909

Credit Suisse USA, Inc.
6.125% due 11/15/2011	100	107

Crown Castle Towers LLC
5.495% due 01/15/2037	27,700	28,478
6.113% due 01/15/2040	24,420	25,592

Deutsche Bank AG
6.000% due 09/01/2017	1,200	1,317

El Paso Performance-Linked Trust
7.750% due 07/15/2011	2,500	2,601

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	9,300	10,276

Federal Realty Investment Trust
5.900% due 04/01/2020	3,000	3,012

FIA Card Services N.A.
7.125% due 11/15/2012	45	49

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	21,700	24,847

First Union Capital I
7.935% due 01/15/2027	6,000	5,984

First Union Institutional Capital II
7.850% due 01/01/2027	3,910	3,841

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	5,300	5,154
5.507% due 06/15/2011	1,900	1,940
7.000% due 10/01/2013	1,000	1,036
7.500% due 08/01/2012	4,800	4,973
7.800% due 06/01/2012	9,950	10,325
8.000% due 06/01/2014	9,900	10,431
8.000% due 12/15/2016	4,000	4,218
9.750% due 09/15/2010	2,695	2,760
9.875% due 08/10/2011	6,325	6,710
12.000% due 05/15/2015	500	598

General Electric Capital Corp.
0.444% due 10/06/2015	1,300	1,204
0.517% due 09/15/2014	2,600	2,474
1.151% due 05/22/2013	400	399
6.375% due 11/15/2067	3,140	2,967

Genworth Financial, Inc.
6.150% due 11/15/2066	5,000	3,888

GMAC, Inc.
6.000% due 04/01/2011	1,000	998
6.625% due 05/15/2012	100	101
6.875% due 09/15/2011	50	51

Goldman Sachs Group, Inc.
0.649% due 07/22/2015	10,000	9,682
0.701% due 03/22/2016	34,769	33,042
0.751% due 01/12/2015	34,300	33,580
0.851% due 09/29/2014	12,000	11,701
5.125% due 01/15/2015	1,300	1,373
5.250% due 10/15/2013	4,600	4,949
5.350% due 01/15/2016	1,100	1,160
5.700% due 09/01/2012	1,500	1,628
5.950% due 01/18/2018	15,800	16,600
6.000% due 05/01/2014	1,000	1,096
6.150% due 04/01/2018	20,075	21,275
6.250% due 09/01/2017	29,800	32,084
7.500% due 02/15/2019	150	172

See Accompanying Notes	Annual Report	March 31, 2010	67

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HBOS Capital Funding LP
6.071% due 06/29/2049	$9,555	$7,501

HBOS PLC
6.750% due 05/21/2018	14,582	13,418

Hospitality Properties Trust
6.300% due 06/15/2016	1,515	1,492
6.750% due 02/15/2013	4,100	4,299
6.850% due 07/15/2012	3,332	3,470

HSBC Bank USA N.A.
7.000% due 01/15/2039	12,275	13,504

HSBC Capital Funding LP
4.610% due 12/29/2049	11,430	10,547
9.547% due 12/29/2049	300	307

HSBC Finance Corp.
0.460% due 08/09/2011	2,000	1,988
0.501% due 01/15/2014	3,000	2,885
0.607% due 09/14/2012	1,800	1,771
6.750% due 05/15/2011	1,500	1,577

HSBC Holdings PLC
6.500% due 05/02/2036	700	724
6.500% due 09/15/2037	7,400	7,696
6.800% due 06/01/2038	3,800	4,088

ING Bank NV
1.090% due 03/30/2012	39,900	39,827

International Lease Finance Corp.
4.875% due 09/01/2010	150	150
5.350% due 03/01/2012	5,000	4,901
5.750% due 06/15/2011	2,000	2,011

JPMorgan Chase & Co.
4.750% due 03/01/2015	300	315
5.125% due 09/15/2014	100	106
5.250% due 05/01/2015	300	316
6.000% due 01/15/2018	28,300	30,769
6.300% due 04/23/2019	46,000	50,852
6.625% due 03/15/2012	350	381
7.900% due 04/29/2049	29,873	31,955

JPMorgan Chase Bank N.A.
0.587% due 06/13/2016	9,100	8,552
5.875% due 06/13/2016	3,100	3,338
6.000% due 10/01/2017	350	374

KeyBank N.A.
2.502% due 06/02/2010	400	401

LBG Capital No. 1 PLC
7.875% due 11/01/2020	3,490	3,158

Lehman Brothers Holdings, Inc.
4.800% due 03/13/2014 (a)	300	71
6.625% due 01/18/2012 (a)	15,030	3,570
6.875% due 05/02/2018 (a)	3,403	821

Lloyds TSB Bank PLC
4.750% due 07/15/2011	9,000	9,286
12.000% due 12/29/2049	3,000	3,348

Macquarie Group Ltd.
7.300% due 08/01/2014	18,200	20,340

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015	5,000	5,300
9.250% due 04/15/2019	2,000	2,495

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	105	104
0.482% due 06/05/2012	1,800	1,767
5.000% due 02/03/2014	11,700	11,942
5.000% due 01/15/2015	10,300	10,547
5.450% due 07/15/2014	15,600	16,331
5.700% due 05/02/2017	400	398
6.050% due 08/15/2012	4,900	5,236
6.150% due 04/25/2013	21,800	23,488
6.400% due 08/28/2017	13,000	13,716
6.500% due 07/15/2018	22,671	23,723
6.875% due 04/25/2018	43,450	46,897

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MetLife, Inc.
5.000% due 06/15/2015	$1,600	$1,679

Metropolitan Life Global Funding I
5.125% due 04/10/2013	3,910	4,201
5.125% due 06/10/2014	15,800	16,751

Mizuho Financial Group Cayman Ltd.
5.790% due 04/15/2014	150	159

Morgan Stanley
0.540% due 04/19/2012	10,000	9,778
0.549% due 01/09/2014	8,700	8,326
0.701% due 10/18/2016	15,300	14,011
0.731% due 10/15/2015	14,500	13,450
5.375% due 10/15/2015	250	260
5.750% due 10/18/2016	5,400	5,619
5.950% due 12/28/2017	6,600	6,790
6.000% due 05/13/2014	1,400	1,514
6.000% due 04/28/2015	2,500	2,681
6.625% due 04/01/2018	22,900	24,463
7.300% due 05/13/2019	1,350	1,494

National Australia Bank Ltd.
0.730% due 01/08/2013	3,300	3,296
5.350% due 06/12/2013	12,200	13,157

National City Bank
0.622% due 06/07/2017	2,600	2,320
6.200% due 12/15/2011	2,000	2,156

National City Bank of Kentucky
6.300% due 02/15/2011	1,000	1,028

National City Corp.
0.427% due 06/16/2010	1,000	999

Pacific Life Global Funding
5.150% due 04/15/2013	500	528

Pacific Life Insurance Co.
9.250% due 06/15/2039	6,800	8,451

Pearson Dollar Finance PLC
6.250% due 05/06/2018	2,000	2,143

Preferred Term Securities XIII Ltd.
0.803% due 03/24/2034	92	58

Principal Life Income Funding Trusts
5.300% due 04/24/2013	500	537

Prudential Financial, Inc.
6.000% due 12/01/2017	1,500	1,590

Rabobank Nederland NV
11.000% due 06/29/2049	24,555	31,691
11.000% due 12/29/2049	2,000	2,578

Reckson Operating Partnership LP
7.750% due 03/16/2020	2,000	2,038

Regions Bank
7.500% due 05/15/2018	6,500	6,459

Regions Financial Corp.
0.421% due 06/26/2012	3,500	3,201
7.750% due 11/10/2014	11,100	11,690

Royal Bank of Scotland Group PLC
4.875% due 08/25/2014	15,000	15,110
4.875% due 03/16/2015	7,900	7,906
6.990% due 10/29/2049	26,000	18,590

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	8,100	8,444
7.125% due 01/14/2014	1,900	2,071
7.175% due 05/16/2013	200	218
7.750% due 05/29/2018	19,400	21,873
9.000% due 06/11/2014	15,100	17,497

Santander U.S. Debt S.A. Unipersonal
1.089% due 03/30/2012	28,600	28,599

Simon Property Group LP
5.450% due 03/15/2013	5,200	5,461
6.750% due 05/15/2014	13,200	14,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
0.409% due 07/26/2010	$11,500	$11,345
0.479% due 10/25/2011	4,000	3,805
0.549% due 01/27/2014	3,425	2,966
4.500% due 07/26/2010	3,000	3,014
5.000% due 10/01/2013	1,000	956
8.450% due 06/15/2018	9,205	9,323

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	1,500	1,720

State Street Bank and Trust Co.
0.452% due 12/08/2015	7,500	7,063

State Street Capital Trust III
8.250% due 03/15/2042	2,400	2,485

Teco Finance, Inc.
7.000% due 05/01/2012	4,400	4,745

TNK-BP Finance S.A.
6.625% due 03/20/2017	10,000	10,300
7.250% due 02/02/2020	5,000	5,238
7.500% due 07/18/2016	18,400	20,194

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	4,500	4,725
5.670% due 03/05/2014	1,600	1,680
8.700% due 08/07/2018	25,400	30,812

UBS AG
1.173% due 06/19/2010	600	601
1.501% due 09/29/2011	7,000	7,034
5.750% due 04/25/2018	12,500	12,825
5.875% due 12/20/2017	35,200	36,505

UBS Preferred Funding Trust V
6.243% due 05/29/2049	5,800	5,278

Ventas Realty LP
6.500% due 06/01/2016	1,400	1,432

Wachovia Bank N.A.
0.587% due 03/15/2016	13,500	12,433
5.000% due 08/15/2015	300	311
7.800% due 08/18/2010	30	31

Wachovia Corp.
0.527% due 06/15/2017	15,100	13,762
5.700% due 08/01/2013	100	110
5.750% due 06/15/2017	500	533
5.750% due 02/01/2018	7,748	8,249

WEA Finance LLC
5.750% due 09/02/2015	15,000	15,804
6.750% due 09/02/2019	10,000	10,690
7.500% due 06/02/2014	5,200	5,825

Wells Fargo & Co.
0.449% due 10/28/2015	8,000	7,573
4.375% due 01/31/2013	2,500	2,640
5.625% due 12/11/2017	17,200	18,272
7.980% due 03/29/2049	2,000	2,100

Wells Fargo Bank N.A.
0.460% due 05/16/2016	3,800	3,476
4.750% due 02/09/2015	5,590	5,811
5.950% due 08/26/2036	400	377

Wells Fargo Capital XIII
7.700% due 12/29/2049	30,940	32,100

Wells Fargo Capital XV
9.750% due 12/31/2049	5,000	5,625

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	19,800	20,168

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	300	313

		2,355,707

INDUSTRIALS 33.9%

Agilent Technologies, Inc.
5.500% due 09/14/2015	1,300	1,395

68	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AGL Capital Corp.
5.250% due 08/15/2019	$6,500	$6,582

Alcoa, Inc.
5.950% due 02/01/2037	5,000	4,112

Allied Waste North America, Inc.
6.500% due 11/15/2010	300	310

Altria Group, Inc.
7.750% due 02/06/2014	3,045	3,486
9.250% due 08/06/2019	48,644	59,206
9.700% due 11/10/2018	8,500	10,468

America Movil SAB de C.V.
5.000% due 03/30/2020	3,700	3,666

American Airlines Pass-Through Trust 2001-02
6.978% due 10/01/2012	27	27
7.858% due 04/01/2013	8,700	8,809

American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	29,446	34,083

American Stores Co.
8.000% due 06/01/2026	250	221

Anadarko Petroleum Corp.
6.950% due 06/15/2019	8,755	9,914
8.700% due 03/15/2019	23,950	29,679

Anglo American Capital PLC
9.375% due 04/08/2014	23,860	28,684

Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020	1,000	1,034
7.750% due 01/15/2019	5,000	5,957

ARAMARK Corp.
5.000% due 06/01/2012	2,500	2,475

ArcelorMittal
7.000% due 10/15/2039	5,000	5,151

Barrick Australian Finance Pty Ltd.
4.950% due 01/15/2020	600	602

Beckman Coulter, Inc.
6.875% due 11/15/2011	30	32

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	32,100	36,764

Black & Decker Corp.
8.950% due 04/15/2014	4,000	4,740

Boston Scientific Corp.
4.500% due 01/15/2015	10,100	9,690
6.000% due 01/15/2020	9,700	9,180

Brambles USA, Inc.
3.950% due 04/01/2015	1,300	1,308
5.350% due 04/01/2020	3,000	3,022

British Sky Broadcasting Group PLC
9.500% due 11/15/2018	600	773

Canadian National Railway Co.
4.400% due 03/15/2013	80	85

Canadian Natural Resources Ltd.
5.450% due 10/01/2012	100	108

Cardinal Health, Inc.
5.500% due 06/15/2013	5,000	5,400

CareFusion Corp.
4.125% due 08/01/2012	3,100	3,235

Cenovus Energy, Inc.
5.700% due 10/15/2019	6,000	6,321

CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	150	172

Centex Corp.
5.250% due 06/15/2015	4,000	3,940

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	1,000	1,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cliffs Natural Resources, Inc.
5.900% due 03/15/2020	$3,000	$3,078

Colorado Interstate Gas Co.
6.800% due 11/15/2015	491	551

Comcast Cable Communications LLC
8.875% due 05/01/2017	35	42

Comcast Corp.
5.700% due 07/01/2019	900	941
5.875% due 02/15/2018	28,600	30,614
6.500% due 01/15/2017	10,300	11,466

Concho Resources, Inc.
8.625% due 10/01/2017	9,000	9,585

Continental Airlines 2001-1 Class A-2 Pass Through Trust
6.503% due 12/15/2012	100	102

Continental Airlines 2009-1 Class A Pass-Through Trust
9.000% due 07/08/2016	10,484	11,322

Continental Airlines 2009-2 Class A Pass-Through Trust
7.250% due 11/10/2019	17,450	18,672

Continental Resources, Inc.
7.375% due 10/01/2020 (b)	14,325	14,197
8.250% due 10/01/2019	5,000	5,312

Corp. GEO SAB de C.V.
8.875% due 09/25/2014	10,000	10,775

COX Enterprises, Inc.
7.875% due 09/15/2010	4,930	5,078

CSC Holdings LLC
6.750% due 04/15/2012	2,200	2,313
7.625% due 04/01/2011	600	629

CSN Islands XI Corp.
6.875% due 09/21/2019	5,000	5,250

CSX Corp.
5.300% due 02/15/2014	250	270
6.250% due 03/15/2018	5,370	5,812

CVS Pass-Through Trust
7.507% due 01/10/2032	20,058	22,368

Daimler Finance North America LLC
5.750% due 09/08/2011	2,000	2,109
5.875% due 03/15/2011	3,050	3,174
6.500% due 11/15/2013	4,300	4,771
7.300% due 01/15/2012	507	552

DCP Midstream LLC
5.375% due 10/15/2015	100	106

Delta Air Lines, Inc.
6.417% due 01/02/2014 (i)	35,850	35,626
6.619% due 09/18/2012	59	59
7.111% due 03/18/2013	9,410	9,833
7.379% due 11/18/2011	9	10
7.570% due 05/18/2012	14,783	14,968
7.750% due 12/17/2019	3,000	3,150

Desarrolladora Homex SAB de C.V.
9.500% due 12/11/2019	4,500	4,781

Diamond Offshore Drilling, Inc.
5.875% due 05/01/2019	11,500	12,510

DirecTV Holdings LLC
5.875% due 10/01/2019	4,500	4,692

Discovery Communications LLC
5.625% due 08/15/2019	700	732

DISH DBS Corp.
7.875% due 09/01/2019	2,400	2,508

Dow Chemical Co.
4.850% due 08/15/2012	31,480	33,309
6.000% due 10/01/2012	15,400	16,774
8.550% due 05/15/2019	13,500	16,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DR Horton, Inc.
5.625% due 09/15/2014	$1,500	$1,492
5.625% due 01/15/2016	2,500	2,416
6.500% due 04/15/2016	5,000	5,038

El Paso Natural Gas Co.
5.950% due 04/15/2017	5,445	5,699
8.375% due 06/15/2032	17,070	20,063

Enbridge Energy Partners LP
5.875% due 12/15/2016	1,200	1,312

EnCana Corp.
5.900% due 12/01/2017	18,500	20,050
6.500% due 05/15/2019	20,000	22,346

Energy Transfer Partners LP
5.950% due 02/01/2015	6,600	7,178
6.000% due 07/01/2013	3,330	3,602
6.125% due 02/15/2017	6,000	6,454
6.700% due 07/01/2018	4,500	4,923
8.500% due 04/15/2014	8,080	9,408
9.000% due 04/15/2019	10,000	12,299
9.700% due 03/15/2019	15,000	19,016

Enterprise Products Operating LLC
4.600% due 08/01/2012	3,300	3,483
5.000% due 03/01/2015	200	212
6.300% due 09/15/2017	5,572	6,128
6.500% due 01/31/2019	18,000	19,925

Equinix, Inc.
8.125% due 03/01/2018	1,300	1,352

Express Scripts, Inc.
6.250% due 06/15/2014	5,400	5,988
7.250% due 06/15/2019	5,800	6,726

Florida Gas Transmission Co. LLC
7.000% due 07/17/2012	2,800	3,038
7.900% due 05/15/2019	44,100	52,631

Forest Oil Corp.
7.250% due 06/15/2019	5,000	5,037

Freeport-McMoRan Copper & Gold, Inc.
8.250% due 04/01/2015	7,600	8,283
8.375% due 04/01/2017	11,286	12,573

Freeport-McMoRan Corp.
8.750% due 06/01/2011	200	212
9.500% due 06/01/2031	200	252

GATX Corp.
4.750% due 05/15/2015	7,500	7,452

Gaz Capital S.A.
7.288% due 08/16/2037	2,000	2,012
7.510% due 07/31/2013	5,000	5,456
8.125% due 07/31/2014	26,900	30,229
8.625% due 04/28/2034	13,200	15,379
9.250% due 04/23/2019	7,000	8,312

Gazprom International S.A.
7.201% due 02/01/2020	2,298	2,445

General Electric Co.
5.250% due 12/06/2017	38,500	40,436

Georgia-Pacific LLC
7.250% due 06/01/2028	500	497
8.125% due 05/15/2011	7,181	7,576
8.250% due 05/01/2016	1,970	2,157

Gerdau Holdings, Inc.
7.000% due 01/20/2020	6,850	7,261

GTL Trade Finance, Inc.
7.250% due 10/20/2017	15,250	16,432

HCA, Inc.
7.250% due 09/15/2020	6,075	6,174
7.875% due 02/15/2020	3,000	3,148
8.500% due 04/15/2019	20,500	22,153
9.125% due 11/15/2014	3,200	3,388
9.250% due 11/15/2016	11,400	12,148

See Accompanying Notes	Annual Report	March 31, 2010	69

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.625% due 11/15/2016 (c)	$3,300	$3,543
9.875% due 02/15/2017	2,500	2,737

Historic TW, Inc.
9.125% due 01/15/2013	5,100	5,962

Humana, Inc.
7.200% due 06/15/2018	10,000	10,830

Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	140	154

KB Home
5.750% due 02/01/2014	3,000	2,925
6.250% due 06/15/2015	2,500	2,412

Kern River Funding Corp.
4.893% due 04/30/2018	53	53

Kerr-McGee Corp.
7.875% due 09/15/2031	3,500	4,077

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	200	215
5.625% due 02/15/2015	14,390	15,621
5.800% due 03/01/2021	21,200	22,202
5.950% due 02/15/2018	27,347	29,375
6.000% due 02/01/2017	5,200	5,589
6.500% due 09/01/2039	5,500	5,672
6.850% due 02/15/2020	6,100	6,856
7.125% due 03/15/2012	5,178	5,672
9.000% due 02/01/2019	30,880	38,591

Kraft Foods, Inc.
6.500% due 08/11/2017	300	336

L-3 Communications Corp.
5.200% due 10/15/2019	10,000	10,069

Limited Brands, Inc.
5.250% due 11/01/2014	2,500	2,512

Magellan Midstream Partners LP
6.400% due 07/15/2018	3,900	4,251
6.550% due 07/15/2019	9,500	10,540

Masco Corp.
5.875% due 07/15/2012	5,000	5,231

MGM Mirage
13.000% due 11/15/2013	17,600	20,592

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	19,900	20,624
6.700% due 09/15/2019	4,800	5,066

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	1,500	1,724

Motiva Enterprises LLC
5.750% due 01/15/2020	2,000	2,098

Motorola, Inc.
5.375% due 11/15/2012	5,000	5,244

Newell Rubbermaid, Inc.
5.500% due 04/15/2013	10,000	10,532

Newmont Mining Corp.
5.125% due 10/01/2019	5,600	5,644

Noble Group Ltd.
6.750% due 01/29/2020	9,800	10,167

Northwest Airlines, Inc.
1.001% due 05/20/2014	1,035	890

Northwest Pipeline GP
5.950% due 04/15/2017	200	214
6.050% due 06/15/2018	30	33

Nucor Corp.
5.850% due 06/01/2018	1,000	1,087

Pfizer, Inc.
6.200% due 03/15/2019	24,600	27,834

Philip Morris International, Inc.
5.650% due 05/16/2018	1,550	1,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pioneer Natural Resources Co.
5.875% due 07/15/2016	$7,000	$6,923
6.650% due 03/15/2017	8,000	8,038
6.875% due 05/01/2018	5,000	5,022

Plains All American Pipeline LP
6.125% due 01/15/2017	1,400	1,505

Potash Corp. of Saskatchewan, Inc.
6.500% due 05/15/2019	2,600	2,897

Pride International, Inc.
7.375% due 07/15/2014	4,000	4,140
8.500% due 06/15/2019	18,600	21,111

Principal Financial Group, Inc.
8.875% due 05/15/2019	10,000	12,028

Pulte Homes, Inc.
6.250% due 02/15/2013	13,000	13,487

Quicksilver Resources, Inc.
7.125% due 04/01/2016	1,000	955

Range Resources Corp.
7.500% due 10/01/2017	1,315	1,361

Reynolds American, Inc.
7.250% due 06/01/2013	2,050	2,281
7.750% due 06/01/2018	300	341

Rio Tinto Finance USA Ltd.
5.875% due 07/15/2013	3,000	3,300
6.500% due 07/15/2018	2,100	2,368
8.950% due 05/01/2014	19,450	23,456
9.000% due 05/01/2019	10,000	12,855

Roche Holdings, Inc.
6.000% due 03/01/2019	32,300	35,758

Rockies Express Pipeline LLC
6.250% due 07/15/2013	38,745	42,189
6.850% due 07/15/2018	33,700	36,677

Rogers Communications, Inc.
5.500% due 03/15/2014	13,176	14,180
6.375% due 03/01/2014	6,000	6,664
6.800% due 08/15/2018	3,800	4,330

RR Donnelley & Sons Co.
6.125% due 01/15/2017	7,000	7,033

Ryder System, Inc.
6.000% due 03/01/2013	3,000	3,224

Ryland Group, Inc.
8.400% due 05/15/2017	1,000	1,092

Southeast Supply Header LLC
4.850% due 08/15/2014	16,400	16,797

Southern Natural Gas Co.
5.900% due 04/01/2017	6,800	7,117

Southwest Airlines Co.
10.500% due 12/15/2011	8,000	8,979

Steel Dynamics, Inc.
6.750% due 04/01/2015	1,500	1,519
7.375% due 11/01/2012	4,800	5,016
7.750% due 04/15/2016	14,900	15,645

Suncor Energy, Inc.
6.100% due 06/01/2018	6,270	6,767

Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	39	41

Teck Resources Ltd.
9.750% due 05/15/2014	500	595
10.250% due 05/15/2016	8,050	9,620
10.750% due 05/15/2019	4,050	4,981

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	400	425
7.500% due 04/01/2017	800	906
8.375% due 06/15/2032	1,400	1,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable, Inc.
5.000% due 02/01/2020	$11,600	$11,459
5.850% due 05/01/2017	16,590	17,790
6.750% due 07/01/2018	1,450	1,623
7.500% due 04/01/2014	15,713	18,155
8.250% due 02/14/2014	500	587
8.250% due 04/01/2019	6,000	7,273
8.750% due 02/14/2019	7,750	9,627

Time Warner, Inc.
5.500% due 11/15/2011	300	318

Toll Brothers Finance Corp.
6.750% due 11/01/2019	2,500	2,530
8.910% due 10/15/2017	2,000	2,284

TransCanada Pipelines Ltd.
7.125% due 01/15/2019	10,500	12,323

Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012	30	34

Transocean, Inc.
6.000% due 03/15/2018	37,696	41,099

Union Pacific Corp.
7.875% due 01/15/2019	8,600	10,349

United Airlines, Inc.
9.750% due 01/15/2017	7,350	7,736
10.125% due 03/22/2015 (a)	70	26
10.400% due 05/01/2018	35,845	38,533

UnitedHealth Group, Inc.
0.433% due 06/21/2010	1,000	1,000
6.000% due 06/15/2017	1,000	1,073
6.000% due 02/15/2018	11,400	12,190

Urbi Desarrollos Urbanos SAB de C.V.
9.500% due 01/21/2020	11,200	12,180

Vivendi S.A.
5.750% due 04/04/2013	500	538

WellPoint, Inc.
6.000% due 02/15/2014	2,000	2,201

Wesfarmers Ltd.
6.998% due 04/10/2013	8,000	8,744

Weyerhaeuser Co.
6.750% due 03/15/2012	19,141	20,423
7.375% due 10/01/2019	10,800	11,426
7.375% due 03/15/2032	7,500	7,247

Williams Cos., Inc.
7.875% due 09/01/2021	5,258	6,203

Williams Partners LP
3.800% due 02/15/2015	2,400	2,398

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	13,400	14,874

Windstream Corp.
8.625% due 08/01/2016	2,000	2,055

Wynn Las Vegas LLC
6.625% due 12/01/2014 (i)	12,000	12,030
7.875% due 11/01/2017	13,950	14,264

XTO Energy, Inc.
5.500% due 06/15/2018	6,850	7,449
6.250% due 08/01/2017	14,600	16,612
6.500% due 12/15/2018	5,700	6,590

Yum! Brands, Inc.
8.875% due 04/15/2011	140	150

		2,089,333

UTILITIES 10.0%

Appalachian Power Co.
5.000% due 06/01/2017	4,000	4,070
5.650% due 08/15/2012	300	323
7.950% due 01/15/2020	17,000	20,679

70	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T Corp.
8.000% due 11/15/2031	$3,400	$4,145

AT&T, Inc.
5.600% due 05/15/2018	3,000	3,210
5.800% due 02/15/2019	11,800	12,636

BellSouth Corp.
5.200% due 09/15/2014	300	323
5.200% due 12/15/2016	100	106

Bruce Mansfield Unit
6.850% due 06/01/2034	99	102

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	10,350	11,333

CenturyTel, Inc.
8.375% due 10/15/2010	100	104

CMS Energy Corp.
1.201% due 01/15/2013	2,000	1,915

Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018	1,800	1,973
6.650% due 04/01/2019	20,000	22,898
7.125% due 12/01/2018	11,500	13,590

Constellation Energy Group, Inc.
7.000% due 04/01/2012	100	109

Consumers Energy Co.
5.000% due 02/15/2012	100	106
6.875% due 03/01/2018	3,534	3,948

Deutsche Telekom International Finance BV
6.000% due 07/08/2019	12,000	12,881
6.750% due 08/20/2018	25,128	28,199

Dominion Resources, Inc.
6.400% due 06/15/2018	5,950	6,640

Duke Energy Corp.
5.050% due 09/15/2019	12,000	12,163
6.250% due 06/15/2018	6,000	6,537

EDF S.A.
6.500% due 01/26/2019	18,500	20,795

Embarq Corp.
6.738% due 06/01/2013	2,500	2,722
7.082% due 06/01/2016	2,600	2,835

Entergy Gulf States Louisiana LLC
5.590% due 10/01/2024	4,000	4,094

Entergy Gulf States, Inc.
4.875% due 11/01/2011	100	100

Entergy Louisiana LLC
5.560% due 09/01/2015	50	51

Entergy Texas, Inc.
7.125% due 02/01/2019	4,300	4,830

Illinois Power Co.
9.750% due 11/15/2018	688	883

Indiana Michigan Power Co.
7.000% due 03/15/2019	10,700	12,097

Indianapolis Power & Light Co.
6.300% due 07/01/2013	150	165

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	100	107

Kentucky Power Co.
6.000% due 09/15/2017	200	208

Kinder Morgan, Inc.
6.500% due 09/01/2012	3,100	3,278

Metropolitan Edison Co.
7.700% due 01/15/2019	4,500	5,247

NGPL PipeCo LLC
6.514% due 12/15/2012	28,742	31,553
7.119% due 12/15/2017	66,320	74,485
7.768% due 12/15/2037	2,000	2,326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern States Power Co.
5.350% due 11/01/2039	$1,700	$1,617

Oncor Electric Delivery Co. LLC
6.375% due 05/01/2012	5,400	5,842
6.375% due 01/15/2015	4,000	4,430
6.800% due 09/01/2018	16,300	18,342

Pennsylvania Electric Co.
5.200% due 04/01/2020	20,000	20,065

Progress Energy, Inc.
6.850% due 04/15/2012	200	218
7.100% due 03/01/2011	94	99

PSEG Power LLC
5.320% due 09/15/2016	20,455	21,343
6.950% due 06/01/2012	2,100	2,318

Public Service Co. of Oklahoma
6.150% due 08/01/2016	150	162

Public Service Electric & Gas Co.
5.300% due 05/01/2018	300	317

Qwest Corp.
3.507% due 06/15/2013	100	101
7.875% due 09/01/2011	550	586

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	12,400	12,764

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	1,250	1,348
5.832% due 09/30/2016	5,755	6,158
5.832% due 09/30/2016	12,100	12,927
6.750% due 09/30/2019	2,400	2,695

RRI Energy, Inc.
7.625% due 06/15/2014	1,000	940

Sprint Capital Corp.
7.625% due 01/30/2011	3,900	4,032
8.375% due 03/15/2012	5,000	5,225

Sprint Nextel Corp.
0.651% due 06/28/2010	1,200	1,196

Telecom Italia Capital S.A.
0.729% due 02/01/2011	3,180	3,171
0.861% due 07/18/2011	4,400	4,382
4.950% due 09/30/2014	2,900	2,978
5.250% due 11/15/2013	4,300	4,507
6.175% due 06/18/2014	29,900	31,987
6.200% due 07/18/2011	3,000	3,151

Telefonica Emisiones SAU
4.949% due 01/15/2015	1,800	1,903
6.221% due 07/03/2017	12,600	13,838
6.421% due 06/20/2016	10,775	11,984

TELUS Corp.
8.000% due 06/01/2011	21	23

Verizon Communications, Inc.
6.100% due 04/15/2018	25,700	28,157
6.350% due 04/01/2019	19,200	21,295
8.750% due 11/01/2018	15,800	19,853

Verizon New England, Inc.
6.500% due 09/15/2011	200	213

Virginia Electric and Power Co.
5.400% due 01/15/2016	500	539
5.400% due 04/30/2018	2,440	2,594

Vodafone Group PLC
5.625% due 02/27/2017	11,000	11,788

		618,854

Total Corporate Bonds & Notes (Cost $4,621,512)		5,063,894

MUNICIPAL BONDS & NOTES 2.1%

Bexar County, Texas General Obligation Bonds, Series 2009
6.628% due 06/15/2039	10,000	10,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2009
7.500% due 04/01/2034	$7,200	$7,437
7.550% due 04/01/2039	1,300	1,345

California State General Obligation Notes, Series 2009
5.250% due 04/01/2014	3,000	3,110
5.450% due 04/01/2015	14,000	14,613
5.950% due 04/01/2016	5,000	5,204

Colorado State Metro Wastewater Reclamation District Revenue Bonds, Series 2009
5.775% due 04/01/2029	7,500	7,577

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	18,000	18,454

Hamilton County, Ohio Revenue Bonds, Series 2009
6.500% due 12/01/2034	2,500	2,563

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	19,050	19,126

Louisiana State Revenue Bonds, Series 2009
3.000% due 05/01/2043	3,000	3,023

Miami-Dade County, Florida Revenue Bonds, (FSA Insured), Series 2008
5.000% due 10/01/2041	2,100	2,077

Riverside, California Revenue Bonds, Series 2009
7.000% due 08/01/2029	2,000	2,032

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	1,500	1,504

Spokane County, Washington Revenue Bonds, Series 2009
6.474% due 12/01/2029	2,000	2,040

Stockton, California Public Financing Authority Revenue Bonds, Series 2009
7.942% due 10/01/2038	12,500	12,785

Texas State General Obligation Bonds, Series 2009
6.072% due 10/01/2029	10,000	10,509

West Contra Costa, California Unified School District General Obligation Bonds, Series 2009
8.460% due 08/01/2034	5,000	5,471

Total Municipal Bonds & Notes (Cost $125,346)		129,053

U.S. GOVERNMENT AGENCIES 1.8%

Fannie Mae
4.500% due 03/01/2037 - 03/01/2040	109,941	110,281

Total U.S. Government Agencies (Cost $110,709)		110,281

U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Bonds
3.500% due 02/15/2039 (j)	92	74
4.375% due 11/15/2039	69,550	65,790
4.500% due 08/15/2039 (j)	220,974	213,482

Total U.S. Treasury Obligations (Cost $285,206)		279,346

MORTGAGE-BACKED SECURITIES 0.2%

Banc of America Commercial Mortgage, Inc.
5.492% due 02/10/2051	110	105
5.744% due 02/10/2051	1,000	972

Bear Stearns Alt-A Trust
5.124% due 11/25/2034	296	258

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	1,300	1,307
5.699% due 12/10/2049	91	91

See Accompanying Notes	Annual Report	March 31, 2010	71

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		$200	$205
5.886% due 11/15/2044		100	100

Countrywide Alternative Loan Trust
6.000% due 01/25/2037		141	91

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		100	96

GS Mortgage Securities Corp. II
5.560% due 11/10/2039		2,500	2,478

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		2,500	2,447

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		200	194

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		2,000	1,938
5.700% due 09/12/2049		100	94

Merrill Lynch Mortgage Investors, Inc.
5.023% due 05/25/2033		49	48

Morgan Stanley Capital I
5.569% due 12/15/2044		1,000	899

Structured Adjustable Rate Mortgage Loan Trust
2.690% due 03/25/2034		85	79

Thornburg Mortgage Securities Trust
6.192% due 09/25/2037		413	353

Wells Fargo Mortgage-Backed Securities Trust
4.580% due 12/25/2033		473	475

Total Mortgage-Backed Securities (Cost $10,327)			12,230

ASSET-BACKED SECURITIES 0.7%

Bank of America Auto Trust
1.160% due 02/15/2012		9,200	9,227

Chase Issuance Trust
1.757% due 09/15/2015		11,500	11,976

Ford Credit Auto Owner Trust
1.650% due 06/15/2012		756	761
1.850% due 05/15/2012		1,791	1,803

MBNA Credit Card Master Note Trust
0.270% due 05/15/2013		500	499
SLM Student Loan Trust
1.749% due 04/25/2023		18,868	19,536

Total Asset-Backed Securities (Cost $42,395)			43,802

SOVEREIGN ISSUES 0.8%

Croatia Government International Bond
1.250% due 07/30/2010		4	4

Export-Import Bank of Korea
5.875% due 01/14/2015		42,200	45,581

Korea Development Bank
8.000% due 01/23/2014		2,000	2,308

Total Sovereign Issues (Cost $44,667)			47,893

FOREIGN CURRENCY-DENOMINATED ISSUES 3.1%

American International Group, Inc.
4.000% due 09/20/2011	EUR	2,000	2,711
4.375% due 04/26/2016		2,000	2,440
4.875% due 03/15/2067		1,700	1,515
4.900% due 06/02/2014	CAD	2,000	1,759
5.750% due 03/15/2067	GBP	600	601
8.000% due 05/22/2068	EUR	2,000	2,222
8.625% due 05/22/2068	GBP	1,000	1,256

Bank of America Corp.
4.625% due 02/07/2017	EUR	2,000	2,654

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
14.000% due 11/29/2049	GBP	14,700	$29,189

BNP Paribas
7.781% due 06/29/2049	EUR	1,000	1,443

BPCE S.A.
5.250% due 07/29/2049		4,600	4,955

Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	799

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017		8,600	4,347

Bumper 2 S.A.
2.212% due 06/20/2022	EUR	5,000	6,774

Citigroup, Inc.
0.863% due 02/09/2016		1,000	1,233
0.867% due 06/28/2013		1,800	2,311

General Electric Capital Corp.
5.500% due 09/15/2067		10,000	11,683
6.500% due 09/15/2067	GBP	500	673

Goldman Sachs Group, Inc.
0.965% due 02/04/2013	EUR	1,700	2,220
1.015% due 01/30/2017		1,100	1,349

Intesa Sanpaolo SpA
8.047% due 06/29/2049		6,200	8,646
8.375% due 10/29/2049		1,100	1,588

JPMorgan Chase & Co.
0.957% due 09/26/2013		500	661

Lehman Brothers Holdings, Inc.
1.150% due 10/26/2010 (a)	JPY	800,000	1,647

Merrill Lynch & Co., Inc.
1.124% due 07/22/2014	EUR	1,000	1,264

Morgan Stanley
0.663% due 02/23/2012	CAD	7,400	7,118
0.959% due 11/29/2013	EUR	1,000	1,272
0.988% due 03/01/2013		11,400	14,724
1.065% due 05/02/2014		20,300	25,830
1.089% due 04/13/2016		2,600	3,176

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	710	981

Rabobank Nederland NV
0.722% due 09/20/2017	EUR	7,000	8,992

RBS Capital Trust A
6.467% due 12/29/2049		325	261

Republic of Germany
3.750% due 01/04/2019		3,700	5,286

Rogers Communications, Inc.
7.250% due 12/15/2011	CAD	50	52

Santander Issuances S.A. Unipersonal
7.300% due 07/27/2019	GBP	1,300	2,144

SLM Corp.
0.850% due 12/15/2010	EUR	1,500	1,991
1.020% due 04/26/2011		1,279	1,676

Societe Generale
9.375% due 09/29/2049		4,000	6,149

Wachovia Corp.
0.765% due 08/01/2011		2,400	3,197

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		9,600	14,457

Total Foreign Currency-Denominated Issues (Cost $171,124)			193,246

		SHARES
COMMON STOCKS 0.0%
Royal Bank of Scotland Group PLC (d)

		822,247	549

Total Common Stocks (Cost $480)			549

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.3%

American International Group, Inc.
8.500% due 08/01/2011	10,900	$111

Wells Fargo & Co.
7.500% due 12/31/2049	15,500	15,144

Total Convertible Preferred Securities (Cost $10,418)		15,255

PREFERRED STOCKS 0.0%

SLM Corp.
4.720% due 03/15/2017	21,400	376

Total Preferred Stocks (Cost $241)		376

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.1%

CERTIFICATES OF DEPOSIT 0.1%

UBS AG
1.201% due 07/01/2010	$3,900	3,908

COMMERCIAL PAPER 0.0%

Freddie Mac
0.230% due 08/03/2010	1,100	1,099

REPURCHASE AGREEMENTS 0.3%

Barclays Capital, Inc.
0.030% due 04/01/2010	4,000	4,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.000% due 07/15/2012 valued at $4,087. Repurchase proceeds are $4,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	16,308	16,308
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 06/17/2010 valued at $16,635. Repurchase proceeds are $16,308.)

		20,308

U.S. TREASURY BILLS 0.1%
0.204% due 08/19/2010 - 09/02/2010 (e)(g)(h)(j)	4,675	4,671

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 3.6%
	22,429,274	224,584

Total Short-Term Instruments (Cost $254,550)		254,570

PURCHASED OPTIONS (l) 0.0%
(Cost $29)		14

Total Investments 100.0% (Cost $5,686,852)		$6,161,028

Written Options (m) (0.0%) (Premiums $13,773)		(2,686)

Other Assets and Liabilities (Net) 0.0%		16

Net Assets 100.0%		$6,158,358

72	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average rate.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $280 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(h)	Securities with an aggregate market value of $2,868 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $83,763 at a weighted average interest rate of 0.109%. On March 31, 2010, securities valued at $13,006 were pledged as collateral for reverse repurchase agreements.
(j)	Securities with an aggregate market value of $17,457 and cash of $39 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	8,417	$4,605
90-Day Eurodollar March Futures	Long	03/2011	7,963	4,730
Australia Government 10-Year Bond June Futures	Long	06/2010	1,281	(1,836)
Euro-Bund 10-Year Bond June Futures	Long	06/2010	546	552
U.S. Treasury 2-Year Note June Futures	Long	06/2010	133	(2)

				$8,049

(k)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	BNP	(1.300%	)	12/20/2018	1.950%	$3,000	$135	$0	$135
American Electric Power Co., Inc.	BCLY	(0.793%	)	06/20/2019	0.816%	36,000	56	0	56
Black & Decker Corp.	BCLY	(2.250%	)	06/20/2014	0.232%	4,000	(334)	0	(334)
Block Financial LLC	BOA	(1.550%	)	03/20/2013	0.745%	10,000	(238)	0	(238)
Block Financial LLC	CSFB	(1.110%	)	03/20/2013	0.745%	3,000	(33)	0	(33)
Cardinal Health, Inc.	BOA	(0.580%	)	06/20/2013	0.502%	5,000	(13)	0	(13)
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.112%	4,000	21	133	(112)
Centex Corp.	DUB	(1.000%	)	03/20/2013	0.776%	13,000	(88)	(22)	(66)
CenturyTel, Inc.	JPM	(0.355%	)	06/20/2010	0.326%	100	0	0	0
CSX Corp.	BCLY	(1.440%	)	03/20/2018	0.676%	5,370	(289)	0	(289)
CSX Corp.	BNP	(1.000%	)	03/20/2014	0.505%	250	(5)	3	(8)
Daimler Finance N.A. LLC	GSC	(3.200%	)	06/20/2011	0.404%	8,050	(284)	0	(284)
Dominion Resources, Inc.	BOA	(0.780%	)	06/20/2018	0.698%	5,950	(36)	0	(36)
Dow Chemical Co.	CITI	(1.000%	)	06/20/2019	1.532%	2,500	99	226	(127)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	1.968%	2,500	126	230	(104)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	1.984%	5,000	264	328	(64)
DR Horton, Inc.	GSC	(1.000%	)	09/20/2014	1.791%	1,500	48	81	(33)
Embarq Corp.	DUB	(1.000%	)	06/20/2013	0.904%	2,500	(8)	(6)	(2)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.280%	2,000	30	(32)	62
Freeport-McMoRan Corp.	GSC	(0.520%	)	09/20/2011	0.152%	200	(1)	0	(1)
Humana, Inc.	BOA	(1.440%	)	06/20/2018	2.035%	10,000	389	0	389
KB Home	BNP	(1.000%	)	06/20/2015	3.153%	2,500	242	232	10
KB Home	DUB	(1.000%	)	03/20/2014	2.791%	3,000	194	249	(55)
Ltd Brands, Inc.	BNP	(1.000%	)	12/20/2014	1.739%	2,500	80	193	(113)
Marsh & McLennan Cos., Inc.	BOA	(0.900%	)	06/20/2019	1.226%	2,000	49	0	49
Marsh & McLennan Cos., Inc.	CITI	(1.000%	)	09/20/2015	1.064%	5,000	15	(141)	156
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.119%	5,000	13	113	(100)
Motorola, Inc.	JPM	(1.000%	)	12/20/2012	0.701%	5,000	(42)	252	(294)
Newell Rubbermaid, Inc.	BOA	(0.660%	)	06/20/2013	0.818%	10,000	48	0	48
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.695%	2,000	(11)	0	(11)
RR Donnelley & Sons Co.	BOA	(1.850%	)	03/20/2017	2.255%	7,000	163	0	163
Ryder System, Inc.	CITI	(3.060%	)	03/20/2013	1.249%	3,000	(159)	0	(159)
Ryland Group, Inc.	BCLY	(1.000%	)	06/20/2017	1.644%	550	21	39	(18)
Ryland Group, Inc.	RBS	(1.000%	)	06/20/2017	1.644%	500	19	37	(18)
Toll Brothers Finance Corp.	GSC	(1.000%	)	12/20/2017	1.690%	2,100	93	55	38

							$564	$1,970	$(1,406)

See Accompanying Notes	Annual Report	March 31, 2010	73

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	JPM	2.750%	03/20/2014	0.712%	$3,000	$236	$0	$236
American International Group, Inc.	BOA	5.000%	09/20/2011	1.407%	4,000	216	(200)	416
American International Group, Inc.	CITI	1.550%	03/20/2013	2.008%	1,000	(12)	0	(12)
American International Group, Inc.	DUB	0.890%	12/20/2012	1.933%	100	(3)	0	(3)
American International Group, Inc.	DUB	0.900%	12/20/2012	1.933%	300	(8)	0	(8)
American International Group, Inc.	JPM	2.062%	03/20/2013	2.008%	1,000	2	0	2
American International Group, Inc.	UBS	5.000%	09/20/2014	2.507%	1,000	103	(140)	243
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.982%	25,000	28	(502)	530
Berkshire Hathaway Finance Corp.	DUB	1.230%	12/20/2013	0.812%	5,000	77	0	77
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.982%	10,000	11	(83)	94
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2015	0.982%	15,000	17	(187)	204
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.982%	25,000	28	(468)	496
Brazil Government International Bond	DUB	1.000%	03/20/2011	0.649%	10,000	37	48	(11)
Brazil Government International Bond	JPM	1.000%	12/20/2014	1.247%	400	(4)	(4)	0
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	26,500	98	122	(24)
Canadian Natural Resources Ltd.	DUB	5.000%	06/20/2014	0.819%	7,000	1,189	370	819
Chesapeake Energy Corp.	GSC	5.000%	03/20/2015	4.492%	9,600	220	300	(80)
China Government International Bond	BCLY	0.770%	12/20/2014	0.572%	5,350	49	0	49
China Government International Bond	BOA	0.820%	12/20/2014	0.572%	1,300	15	0	15
Citigroup, Inc.	BNP	1.000%	12/20/2010	0.600%	5,200	16	2	14
Citigroup, Inc.	BOA	1.000%	03/20/2011	0.789%	10,000	23	(26)	49
Citigroup, Inc.	BOA	5.000%	09/20/2014	1.474%	17,000	2,511	402	2,109
Citigroup, Inc.	GSC	1.000%	12/20/2010	0.600%	7,300	23	(38)	61
Citigroup, Inc.	MSC	0.280%	09/20/2012	1.227%	700	(16)	0	(16)
Comcast Corp.	BCLY	1.610%	12/20/2013	0.902%	7,000	181	0	181
Dominion Resources, Inc.	CITI	0.670%	06/20/2015	0.550%	100	1	0	1
El Paso Corp.	BOA	5.000%	09/20/2014	3.215%	3,000	220	(247)	467
El Paso Corp.	DUB	5.000%	09/20/2014	3.215%	2,500	183	(213)	396
El Paso Corp.	GSC	5.000%	09/20/2014	3.215%	10,000	733	(775)	1,508
Ford Motor Credit Co. LLC	JPM	5.600%	06/20/2010	1.950%	100	1	0	1
Forest Oil Corp.	BOA	5.000%	06/20/2015	5.000%	5,000	111	104	7
Forest Oil Corp.	CITI	5.000%	06/20/2015	4.450%	12,500	319	314	5
Forest Oil Corp.	CSFB	5.000%	06/20/2015	5.000%	5,000	132	125	7
Forest Oil Corp.	GSC	5.000%	06/20/2015	4.450%	10,000	255	252	3
Freeport-McMoRan Copper & Gold, Inc.	CITI	1.000%	06/20/2012	0.446%	300	4	0	4
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	1.294%	600	(10)	0	(10)
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	1.363%	4,000	441	0	441
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.365%	12,500	1,813	(1,000)	2,813
General Electric Capital Corp.	BNP	4.750%	12/20/2013	1.363%	1,500	181	0	181
General Electric Capital Corp.	BNP	3.900%	03/20/2014	1.375%	10,000	955	0	955
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.218%	3,700	311	70	241
General Electric Capital Corp.	BOA	7.000%	06/20/2013	1.332%	4,800	852	0	852
General Electric Capital Corp.	BOA	5.000%	09/20/2014	1.381%	8,000	1,215	922	293
General Electric Capital Corp.	CITI	1.000%	03/20/2011	0.929%	10,000	10	(44)	54
General Electric Capital Corp.	CITI	1.310%	03/20/2013	1.314%	1,000	0	0	0
General Electric Capital Corp.	CITI	6.950%	03/20/2013	1.314%	2,425	397	0	397
General Electric Capital Corp.	CITI	4.200%	03/20/2014	1.375%	10,000	1,068	0	1,068
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	5,000	759	178	581
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	700	0	(6)	6
General Electric Capital Corp.	DUB	1.070%	12/20/2012	1.294%	4,000	(23)	0	(23)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.363%	2,000	242	0	242
General Electric Capital Corp.	DUB	5.000%	09/20/2014	1.381%	22,000	3,340	2,068	1,272
General Electric Capital Corp.	GSC	5.700%	12/20/2013	1.363%	5,000	773	0	773
General Electric Capital Corp.	GSC	5.000%	09/20/2014	1.381%	4,000	607	159	448
General Electric Capital Corp.	JPM	5.000%	09/20/2014	1.381%	23,300	3,538	1,364	2,174
General Electric Capital Corp.	MLP	0.300%	06/20/2010	0.926%	200	0	0	0
General Electric Capital Corp.	MSC	5.000%	06/20/2014	1.365%	12,500	1,813	(1,000)	2,813
General Electric Capital Corp.	RBS	1.000%	03/20/2015	1.409%	1,300	(24)	(37)	13
GMAC, Inc.	JPM	1.840%	06/20/2012	2.861%	500	(10)	0	(10)
Goldman Sachs Group, Inc.	BNP	1.000%	09/20/2011	0.726%	11,700	50	(126)	176
Goldman Sachs Group, Inc.	BOA	1.000%	03/20/2011	0.573%	3,500	15	(19)	34
HCA, Inc.	JPM	2.000%	03/20/2011	1.437%	5,000	37	0	37
Japan Government International Bond	GSC	1.000%	03/20/2015	0.607%	25,000	472	533	(61)
JSC Gazprom	UBS	4.450%	09/27/2010	0.987%	2,000	35	0	35
Korea Government Bond	BCLY	0.960%	12/20/2014	0.755%	400	4	0	4
Merrill Lynch & Co., Inc.	CSFB	1.000%	03/20/2011	0.876%	10,000	15	(10)	25
Merrill Lynch & Co., Inc.	UBS	1.000%	03/20/2011	0.876%	2,700	4	(3)	7
MetLife, Inc.	DUB	2.073%	03/20/2013	1.600%	1,000	14	0	14
MetLife, Inc.	DUB	5.000%	06/20/2014	1.791%	9,000	1,144	(90)	1,234
MetLife, Inc.	DUB	5.000%	09/20/2014	1.832%	5,000	659	463	196
MetLife, Inc.	DUB	1.000%	03/20/2015	1.898%	10,000	(401)	(490)	89
MetLife, Inc.	DUB	5.000%	09/20/2019	2.069%	9,200	1,972	1,118	854
MetLife, Inc.	GSC	1.000%	12/20/2014	1.867%	10,000	(371)	(560)	189
MetLife, Inc.	JPM	5.000%	06/20/2014	1.791%	6,000	762	(36)	798

74	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	JPM	5.000%	09/20/2014	1.832%	$15,000	$1,977	$1,353	$624
MetLife, Inc.	UBS	1.000%	03/20/2015	1.898%	850	(34)	(24)	(10)
Mexico Government International Bond	CITI	1.000%	12/20/2014	1.106%	400	(2)	(8)	6
Mexico Government International Bond	HSBC	1.690%	09/20/2014	1.018%	19,000	550	0	550
Mexico Government International Bond	JPM	0.840%	09/20/2010	0.497%	11,000	21	0	21
Mexico Government International Bond	UBS	1.000%	12/20/2010	0.523%	3,000	11	(4)	15
Morgan Stanley	UBS	1.000%	12/20/2010	0.896%	3,800	4	10	(6)
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	0.806%	8,000	876	0	876
Prudential Financial, Inc.	CITI	1.000%	12/20/2010	0.564%	7,000	24	(11)	35
RRI Energy, Inc.	MSC	5.000%	12/20/2014	8.559%	10,000	(1,248)	(1,000)	(248)
Russia Government International Bond	BCLY	1.000%	09/20/2010	0.524%	29,100	74	0	74
Russia Government International Bond	DUB	1.012%	09/20/2010	0.524%	15,000	39	0	39
SLM Corp.	BCLY	5.000%	12/20/2013	3.315%	4,000	233	(690)	923
SLM Corp.	BCLY	5.000%	03/20/2014	3.392%	5,000	293	(525)	818
SLM Corp.	BOA	5.000%	12/20/2010	1.340%	3,500	98	(359)	457
SLM Corp.	BOA	5.000%	06/20/2011	2.125%	4,000	145	(190)	335
SLM Corp.	BOA	5.000%	09/20/2011	2.323%	21,700	875	(1,487)	2,362
SLM Corp.	BOA	5.000%	12/20/2012	2.898%	3,000	167	(165)	332
SLM Corp.	CITI	5.000%	09/20/2011	2.323%	8,000	322	(360)	682
SLM Corp.	CITI	5.000%	12/20/2013	3.315%	10,000	583	(1,050)	1,633
SLM Corp.	JPM	5.000%	09/20/2011	2.323%	8,000	322	(960)	1,282
SLM Corp.	MSC	5.000%	09/20/2011	2.323%	3,000	121	(180)	301
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.546%	4,500	98	22	76
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.546%	18,000	391	23	368
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	25,000	316	370	(54)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	6,600	85	49	36
Vale Overseas Ltd.	MSC	0.700%	12/20/2011	0.824%	500	0	0	0
Wells Fargo & Co.	BCLY	1.000%	03/20/2013	0.755%	1,000	7	(21)	28
Wells Fargo & Co.	BNP	1.000%	12/20/2010	0.493%	5,000	20	14	6
Wells Fargo & Co.	DUB	1.000%	09/20/2013	0.794%	5,000	36	(126)	162
Wells Fargo & Co.	MSC	1.000%	03/20/2013	0.755%	500	4	(11)	15
Westfield Management Ltd.	DUB	1.000%	12/20/2010	0.754%	15,700	32	0	32

						$36,095	$(2,720)	$38,815

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-12 5-Year Index	DUB	(1.000%	)	06/20/2014	$108,128	$(1,029)	$176	$(1,205)
CDX.IG-12 5-Year Index	MSC	(1.000%	)	06/20/2014	148,701	(1,415)	247	(1,662)
CDX.IG-13 5-Year Index	GSC	(1.000%	)	12/20/2014	400,000	(3,231)	(2,156)	(1,075)
CDX.IG-13 5-Year Index	MSC	(1.000%	)	12/20/2014	38,200	(308)	(40)	(268)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015	84,800	(500)	(553)	53

						$(6,483)	$(2,326)	$(4,157)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY	BRL	900	$1	$1	$0
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		318,000	514	426	88
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		200,000	283	300	(17)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		200,000	282	328	(46)

See Accompanying Notes	Annual Report	March 31, 2010	75

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	BCLY	BRL	157,000	$783	$837	$(54)
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		250,000	1,246	499	747
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		84,000	326	354	(28)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		64,000	248	260	(12)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		73,900	256	273	(17)
Pay	1-Year BRL-CDI	11.650%	01/02/2012	HSBC		87,400	911	(33)	944
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		200,000	2,190	0	2,190
Pay	3-Month USD-LIBOR	3.000%	12/16/2011	BCLY		$14,300	578	333	245
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	JPM		300	21	10	11
Pay	6-Month EUR-LIBOR	5.000%	09/17/2010	BCLY	EUR	8,000	428	(85)	513
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	GSC		5,700	557	(95)	652
Pay	6-Month EUR-LIBOR	4.000%	03/18/2014	JPM		44,000	4,303	265	4,038
Pay	6-Month GBP-LIBOR	5.000%	09/15/2010	RBS	GBP	300	9	(10)	19
Pay	28-Day MXN TIIE	8.170%	11/04/2016	GSC	MXN	5,800	19	9	10
Pay	28-Day MXN TIIE	8.660%	01/31/2019	BCLY		243,800	1,237	200	1,037
Pay	28-Day MXN TIIE	8.660%	01/31/2019	JPM		19,100	97	17	80
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY		383,900	1,184	263	921
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BOA		85,000	262	40	222
Pay	28-Day MXN TIIE	8.300%	02/07/2019	JPM		100,300	309	83	226
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MSC		63,100	195	53	142

							$16,239	$4,328	$11,911

(l)	Purchased options outstanding on March 31, 2010:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC EUR versus USD	USD	1.375	05/21/2010	EUR	200	$10	$2
Put - OTC EUR versus USD		1.375	05/21/2010		200	10	7
Call - OTC EUR versus USD		1.372	06/03/2010		100	5	1
Put - OTC EUR versus USD		1.372	06/03/2010		100	4	4

						$29	$14

(m)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 30-Year Bond June Futures	$119.000	05/21/2010	47	$42	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	19,800	$138	$23
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		$56,100	264	147
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		56,100	393	303
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		5,000	45	1
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		16,400	233	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		34,800	274	11
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		11,700	75	35
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		11,700	47	29
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		29,400	370	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		50,600	412	16
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		42,000	449	4
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		14,000	35	35
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		14,000	84	84
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		78,600	664	26
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010		17,400	144	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010		17,400	75	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		30,600	147	91
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		30,600	78	75
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		101,500	1,140	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010		190,000	933	79
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		62,100	625	20
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		151,000	1,582	14
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		50,000	396	4
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		234,000	2,320	58

								$10,923	$1,056

76	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Credit Default Swaptions
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC iTraxx Europe 12 Index	DUB	Sell	1.350%	06/16/2010	EUR	130,000	$301	$92
Put - OTC iTraxx Europe 12 Index	GSC	Sell	1.150%	04/21/2010		58,700	123	1
Call - OTC iTraxx Europe 12 Index	GSC	Buy	0.750%	04/21/2010		58,700	123	150
Put - OTC iTraxx Europe 12 Index	JPM	Sell	1.150%	04/21/2010		230,000	482	2
Call - OTC iTraxx Europe 12 Index	JPM	Buy	0.750%	04/21/2010		230,000	482	589
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.500%	06/16/2010		200,000	503	78

							$2,014	$912

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$52,000	$247	$6
Call - OTC USD versus JPY		94.000	04/20/2010	52,000	247	436

					$494	$442

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	BNP	215.969	Maximum of ((Index Final/Index Initial - 1) -2.500%) or $0	12/14/2010	$15,000	$60	$23

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$27,900	$240	$230

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	664	$457,989	EUR	25,800	$5,267
Sales	1,923	2,798,500		927,200	23,296
Closing Buys	(2,496)	(1,786,289)		(25,800)	(14,440)
Expirations	(44)	(18,300)		0	(350)
Exercised	0	0		0	0

Balance at 03/31/2010	47	$1,451,900	EUR	927,200	$13,773

(n)	Short sales outstanding on March 31, 2010:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
Fannie Mae	5.500%	05/01/2040	$13,000	$13,666	$13,646
Fannie Mae	5.500%	06/01/2040	2,000	2,108	2,097

				$15,774	$15,743

(o)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,499	04/2010	BOA	$0	$(14)	$(14)
Sell		1,596	04/2010	CITI	0	(6)	(6)
Buy		46,355	04/2010	JPM	668	0	668
Buy		2,900	04/2010	RBC	69	0	69
Buy		17,310	04/2010	RBS	62	0	62
Sell	BRL	14,210	04/2010	DUB	0	(291)	(291)
Buy		79,665	04/2010	GSC	0	(694)	(694)
Buy		30,335	04/2010	HSBC	508	0	508
Sell		95,790	04/2010	MSC	0	(201)	(201)
Buy		95,790	06/2010	MSC	206	0	206
Buy	CAD	9,029	04/2010	JPM	231	0	231
Buy	CLP	27,495	01/2011	JPM	0	(3)	(3)
Buy	CNY	235,515	08/2010	HSBC	0	(177)	(177)
Buy		10,693	11/2010	BCLY	0	(21)	(21)
Buy		17,340	11/2010	CITI	0	(36)	(36)

See Accompanying Notes	Annual Report	March 31, 2010	77

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	44,732	11/2010	DUB	$0	$(101)	$(101)
Buy		17,614	11/2010	MSC	0	(43)	(43)
Buy		157,230	01/2011	CITI	0	(277)	(277)
Buy		140,150	06/2011	DUB	0	(87)	(87)
Buy	EUR	628	04/2010	BCLY	0	(2)	(2)
Sell		26,516	04/2010	CITI	624	0	624
Buy		9,286	04/2010	CSFB	0	(130)	(130)
Sell		11,647	04/2010	DUB	88	0	88
Buy		1,400	04/2010	GSC	0	(90)	(90)
Sell		9,156	04/2010	GSC	174	0	174
Sell		112,859	04/2010	JPM	2,621	0	2,621
Buy		5,528	04/2010	MSC	0	(94)	(94)
Buy		887	04/2010	RBC	0	(3)	(3)
Buy		295	04/2010	RBS	0	(1)	(1)
Sell		3,130	04/2010	UBS	66	0	66
Sell	GBP	54,270	06/2010	RBS	0	(520)	(520)
Buy	IDR	167,588,000	09/2010	RBS	1,439	0	1,439
Buy	INR	328,978	03/2011	BCLY	49	0	49
Buy		157,905	03/2011	HSBC	18	0	18
Buy		163,537	03/2011	JPM	9	0	9
Buy		186,250	03/2011	UBS	16	0	16
Sell	JPY	842,089	04/2010	BNP	296	0	296
Sell		2,009,389	04/2010	HSBC	705	0	705
Buy		244,180	04/2010	MSC	0	(77)	(77)
Buy	KRW	1,361,000	07/2010	BCLY	49	0	49
Buy		2,700,719	07/2010	DUB	101	0	101
Buy		2,243,619	07/2010	MSC	77	0	77
Buy		5,370,354	08/2010	MSC	159	0	159
Buy		2,415,093	11/2010	BCLY	55	0	55
Sell		706,380	11/2010	BCLY	0	(19)	(19)
Sell		708,464	11/2010	BOA	0	(21)	(21)
Buy		2,131,514	11/2010	CITI	39	0	39
Sell		2,886,324	11/2010	CITI	0	(51)	(51)
Sell		616,178	11/2010	DUB	0	(10)	(10)
Sell		328,440	11/2010	GSC	0	(8)	(8)
Buy		4,941,497	11/2010	JPM	13	(10)	3
Sell		666,814	11/2010	JPM	0	(15)	(15)
Buy		3,200,058	11/2010	MSC	26	0	26
Buy		1,271,002	01/2011	DUB	24	0	24
Buy		26,634,990	01/2011	GSC	412	0	412
Buy		7,973,342	01/2011	JPM	149	0	149
Buy	MXN	5,250	04/2010	DUB	13	0	13
Sell		2,785	04/2010	DUB	0	(1)	(1)
Buy		5,237	04/2010	GSC	28	0	28
Buy		116,776	04/2010	HSBC	247	0	247
Buy		61,946	04/2010	JPM	128	0	128
Sell		606,541	04/2010	JPM	0	(1,709)	(1,709)
Buy		420,116	04/2010	UBS	2,917	0	2,917
Buy		2,785	09/2010	DUB	1	0	1
Buy		364,829	09/2010	JPM	679	0	679
Buy	NOK	3,977	05/2010	CITI	0	(5)	(5)
Buy		185,501	05/2010	DUB	0	(384)	(384)
Sell	PHP	237,714	04/2010	BCLY	0	(48)	(48)
Sell		767,227	04/2010	CITI	0	(82)	(82)
Sell		227,300	04/2010	DUB	0	(52)	(52)
Buy		1,232,241	04/2010	HSBC	543	0	543
Buy		237,714	11/2010	BCLY	28	0	28
Buy		767,227	11/2010	CITI	47	(13)	34
Buy		227,300	11/2010	DUB	32	0	32
Buy	PLN	3,132	08/2010	BNP	0	(4)	(4)
Buy		44,073	08/2010	HSBC	0	(55)	(55)
Buy	SGD	1,396	05/2010	DUB	6	0	6
Buy		1,439	05/2010	JPM	8	0	8
Buy		2,984	06/2010	BCLY	32	0	32
Buy		14,511	06/2010	CITI	10	(90)	(80)
Buy		2,356	06/2010	DUB	14	0	14
Buy		1,866	06/2010	UBS	13	0	13
Buy		19,130	09/2010	DUB	63	0	63
Buy	TWD	139	06/2010	BOA	0	0	0
Buy		163	06/2010	DUB	0	0	0
Buy		179	06/2010	MSC	0	0	0
Buy		23	10/2010	BCLY	0	0	0
Buy		66	10/2010	CITI	0	0	0
Buy	ZAR	153	07/2010	BCLY	1	0	1

					$13,763	$(5,445)	$8,318

78	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(p)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$14,197	$5,049,697	$0	$5,063,894
U.S. Treasury Obligations	0	279,346	0	279,346
Short-Term Instruments	224,584	29,986	0	254,570
Other Investments +++	15,804	547,414	0	563,218

Investments, at value	$254,585	$5,906,443	$0	$6,161,028
Short Sales, at value	$0	$(15,743)	$0	$(15,743)
Financial Derivative Instruments ++++	$8,063	$51,946	$(1,165)	$58,844

Totals	$262,648	$5,942,646	$(1,165)	$6,204,129

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$0	$(2,314)	$0	$0	$1,149	$0	$(1,165)	$1,149

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(q)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$14	$0	$0	$0	$14
Variation margin receivable ^^	2,599	0	0	0	0	2,599
Unrealized appreciation on foreign currency contracts	0	13,763	0	0	0	13,763
Unrealized appreciation on swap agreements	12,085	0	40,550	0	0	52,635

	$14,684	$13,777	$40,550	$0	$0	$69,011

Liabilities:
Written options outstanding	$1,332	$442	$912	$0	$0	$2,686
Unrealized depreciation on foreign currency contracts	0	5,445	0	0	0	5,445
Unrealized depreciation on swap agreements	174	0	7,298	0	0	7,472

	$1,506	$5,887	$8,210	$0	$0	$15,603

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$2,623	$(341)	$0	$0	$0	$2,282
Net realized gain on futures contracts, written options and swaps	51,151	325	24,562	0	0	76,038
Net realized gain on foreign currency transactions	0	14,762	0	0	0	14,762

	$53,774	$14,746	$24,562	$0	$0	$93,082

See Accompanying Notes	Annual Report	March 31, 2010	79

Schedule of Investments  Investment Grade Corporate Bond Fund   (Cont.)

March 31, 2010

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(2,602)	$(62)	$0	$0	$0	$(2,664)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(5,521)	18	34,114	0	0	28,611
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	13,085	0	0	0	13,085

	$(8,123)	$13,041	$34,114	$0	$0	$39,032

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $8,049 as reported in the Notes to Schedule of Investments.

80	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

Schedule of Investments  Long-Term Credit Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Texas Competitive Electric Holdings Co. LLC
3.729% due 10/10/2014	$4,950	$3,986
3.751% due 10/10/2014	50	41

Total Bank Loan Obligations (Cost $4,153)		4,027

CORPORATE BONDS & NOTES 85.6%

BANKING & FINANCE 28.3%

Allstate Corp.
6.125% due 05/15/2067	5,000	4,763
6.500% due 05/15/2067	1,000	963

American Express Co.
8.150% due 03/19/2038	9,712	12,615

American General Finance Corp.
5.625% due 08/17/2011	3,300	3,229

American International Group, Inc.
0.353% due 03/20/2012	3,000	2,854
5.850% due 01/16/2018	2,380	2,215
6.250% due 05/01/2036	4,280	3,743

Anadarko Finance Co.
7.500% due 05/01/2031	5,500	6,198

Bank of America Corp.
7.625% due 06/01/2019	7,915	9,069

Bank One Capital III
8.750% due 09/01/2030	275	320

Barclays Bank PLC
5.926% due 09/29/2049	5,000	4,450
6.050% due 12/04/2017	4,100	4,234
7.434% due 09/29/2049	2,247	2,247
10.179% due 06/12/2021	4,940	6,459

Barrick International Bank Corp.
6.350% due 10/15/2036	1,800	1,837

BellSouth Capital Funding Corp.
7.875% due 02/15/2030	3,250	3,788

BNP Paribas
5.186% due 06/29/2049	4,100	3,639
7.195% due 06/29/2049	3,400	3,313

Cantor Fitzgerald LP
7.875% due 10/15/2019	3,000	3,011

Capital One Bank USA N.A.
8.800% due 07/15/2019	4,600	5,567

Capital One Capital V
10.250% due 08/15/2039	1,000	1,188

Capital One Capital VI
8.875% due 05/15/2040	8,100	8,888

Cemex Finance LLC
9.500% due 12/14/2016	1,500	1,560

Citigroup Capital XXI
8.300% due 12/21/2077	875	890

Citigroup, Inc.
5.850% due 12/11/2034	3,600	3,279
5.875% due 05/29/2037	2,240	2,024
6.875% due 03/05/2038	12,920	13,096
8.125% due 07/15/2039	24,050	27,848

Columbus International, Inc.
11.500% due 11/20/2014	3,400	3,740

Credit Agricole S.A.
8.375% due 10/29/2049	6,000	6,525

Crown Castle Towers LLC
6.113% due 01/15/2040	15,600	16,349

El Paso Performance-Linked Trust
7.750% due 07/15/2011	2,900	3,017

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	4,500	5,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
7.250% due 10/25/2011	$800	$827
7.500% due 08/01/2012	5,000	5,180
8.700% due 10/01/2014	400	434

General Electric Capital Corp.
5.875% due 01/14/2038	28,980	27,644
6.150% due 08/07/2037	334	328
6.750% due 03/15/2032	260	276
6.875% due 01/10/2039	10,645	11,519

GMAC, Inc.
6.875% due 09/15/2011	5,757	5,879

Goldman Sachs Group, Inc.
6.125% due 02/15/2033	1,900	1,884
6.450% due 05/01/2036	1,000	970
6.750% due 10/01/2037	31,400	31,458

HBOS PLC
6.000% due 11/01/2033	400	304
6.750% due 05/21/2018	5,660	5,208

HSBC Bank USA N.A.
5.875% due 11/01/2034	250	243
7.000% due 01/15/2039	6,750	7,426

HSBC Capital Funding LP
10.176% due 12/29/2049	4,000	5,156

HSBC Holdings PLC
6.500% due 09/15/2037	800	832
6.800% due 06/01/2038	8,000	8,607

JPMorgan Chase & Co.
6.400% due 05/15/2038	11,300	12,242
7.900% due 04/29/2049	8,200	8,772

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066	3,857	3,792

JPMorgan Chase Capital XX
6.550% due 09/15/2066	1,800	1,694

JPMorgan Chase Capital XXII
6.450% due 01/15/2087	3,500	3,259

JPMorgan Chase Capital XXV
6.800% due 10/01/2037	720	719

Lloyds TSB Bank PLC
5.800% due 01/13/2020	4,740	4,633
12.000% due 12/29/2049	2,600	2,902

Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039	6,000	7,666

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	17,850	19,266
6.875% due 11/15/2018	1,146	1,228
7.750% due 05/14/2038	7,700	8,561

MetLife Capital Trust X
9.250% due 04/08/2068	9,800	11,123

Morgan Stanley
6.625% due 04/01/2018	8,250	8,813

National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032	1,950	2,330

New York Life Insurance Co.
6.750% due 11/15/2039	4,250	4,672

Northwestern Mutual Life Insurance
6.063% due 03/30/2040	9,000	9,063

Pacific Life Insurance Co.
9.250% due 06/15/2039	15,425	19,169

Rabobank Nederland NV
11.000% due 06/29/2049	6,800	8,776

Regions Bank
6.450% due 06/26/2037	5,000	4,057
7.500% due 05/15/2018	7,500	7,452

Regions Financial Corp.
7.375% due 12/10/2037	2,500	2,178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RSHB Capital S.A. for OJSC Russian Agricultural Bank
6.299% due 05/15/2017	$2,800	$2,919
7.125% due 01/14/2014	2,000	2,179

Simon Property Group LP
6.750% due 02/01/2040	1,000	998

SLM Corp.
0.549% due 01/27/2014	5,000	4,330

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	10,800	11,754

TNK-BP Finance S.A.
7.250% due 02/02/2020	2,500	2,619
7.875% due 03/13/2018	2,000	2,205

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	1,500	1,575
8.700% due 08/07/2018	5,400	6,547

UBS AG
5.750% due 04/25/2018	9,200	9,439

UBS Preferred Funding Trust V
6.243% due 05/29/2049	2,500	2,275

Wachovia Bank N.A.
0.587% due 03/15/2016	5,000	4,605
5.850% due 02/01/2037	351	329
6.600% due 01/15/2038	8,725	9,006

WEA Finance LLC
6.750% due 09/02/2019	2,500	2,672

Wells Fargo Capital XIII
7.700% due 12/29/2049	10,800	11,205

		519,270

INDUSTRIALS 39.7%

Alberta Energy Co. Ltd.
7.375% due 11/01/2031	2,500	2,833

Alcoa, Inc.
5.950% due 02/01/2037	2,850	2,344

Altria Group, Inc.
9.950% due 11/10/2038	9,000	11,852
10.200% due 02/06/2039	16,700	22,453

America Movil SAB de C.V.
6.125% due 03/30/2040	11,100	10,902

American Airlines Pass-Through Trust 2001-02
7.858% due 04/01/2013	4,550	4,607

American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	12,116	14,024

Amgen, Inc.
6.375% due 06/01/2037	2,689	2,901

Anadarko Petroleum Corp.
6.450% due 09/15/2036	1,500	1,534
7.000% due 11/15/2027	600	624
7.950% due 06/15/2039	6,321	7,622

Anheuser-Busch InBev Worldwide, Inc.
8.000% due 11/15/2039	2,630	3,339
8.200% due 01/15/2039	6,049	7,826

ArcelorMittal
7.000% due 10/15/2039	9,200	9,478

Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039	7,200	7,115

Barrick Gold Corp.
5.800% due 11/15/2034	100	96

Barrick North America Finance LLC
7.500% due 09/15/2038	3,000	3,564

Burlington Northern Santa Fe Corp.
6.530% due 07/15/2037	4,500	4,697

See Accompanying Notes	Annual Report	March 31, 2010	81

Schedule of Investments  Long-Term Credit Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cameron International Corp.
7.000% due 07/15/2038	$6,703	$7,361

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	5,790	6,007
6.450% due 06/30/2033	100	103
6.500% due 02/15/2037	2,250	2,395

Caterpillar, Inc.
8.250% due 12/15/2038	287	385

Cenovus Energy, Inc.
6.750% due 11/15/2039	9,500	10,338

Comcast Corp.
6.400% due 05/15/2038	2,900	2,952
6.400% due 03/01/2040	5,900	6,017
6.450% due 03/15/2037	5,000	5,108
6.550% due 07/01/2039	12,100	12,563
6.950% due 08/15/2037	7,898	8,571

Continental Airlines 2009-2 Class A Pass-Through Trust
7.250% due 11/10/2019	2,050	2,194

Cox Communications, Inc.
8.375% due 03/01/2039	14,200	17,815

CSX Corp.
6.150% due 05/01/2037	2,500	2,528
6.220% due 04/30/2040	3,000	3,037

CVS Caremark Corp.
6.125% due 09/15/2039	8,315	8,292

Delta Air Lines, Inc.
6.417% due 01/02/2014	2,400	2,385
7.570% due 05/18/2012	5,000	5,063
7.750% due 12/17/2019	8,700	9,135

Denbury Resources, Inc.
8.250% due 02/15/2020	5,000	5,325

Desarrolladora Homex SAB de C.V.
9.500% due 12/11/2019	4,000	4,250

Devon Energy Corp.
7.950% due 04/15/2032	9,075	11,437

Diamond Offshore Drilling, Inc.
5.700% due 10/15/2039	8,250	8,117

DISH DBS Corp.
7.875% due 09/01/2019	2,400	2,508

Dow Chemical Co.
9.400% due 05/15/2039	16,200	21,781

El Paso Corp.
7.000% due 05/15/2011	500	520
7.420% due 02/15/2037	1,000	906

El Paso Natural Gas Co.
8.375% due 06/15/2032	5,400	6,347

EnCana Corp.
6.500% due 02/01/2038	4,000	4,273
6.625% due 08/15/2037	4,107	4,425

Energy Transfer Partners LP
6.625% due 10/15/2036	3,000	3,030
7.500% due 07/01/2038	9,234	10,374

Enterprise Products Operating LLC
6.875% due 03/01/2033	500	537
7.550% due 04/15/2038	4,014	4,632

Freeport-McMoRan Corp.
9.500% due 06/01/2031	2,000	2,523

Gaz Capital S.A.
6.510% due 03/07/2022	1,300	1,286
7.288% due 08/16/2037	4,000	4,004
8.146% due 04/11/2018	3,000	3,398
8.625% due 04/28/2034	4,900	5,721

Gazprom International S.A.
7.201% due 02/01/2020	3,192	3,396

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia-Pacific LLC
7.250% due 06/01/2028	$7,500	$7,462
7.375% due 12/01/2025	2,000	2,000
7.750% due 11/15/2029	4,180	4,201
8.250% due 05/01/2016	4,000	4,380

Gerdau Holdings, Inc.
7.000% due 01/20/2020	2,600	2,756

GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	5,000	5,534

GTL Trade Finance, Inc.
7.250% due 10/20/2017	4,500	4,849

HCA, Inc.
7.250% due 09/15/2020	12,200	12,398
8.500% due 04/15/2019	1,200	1,297

Hess Corp.
6.000% due 01/15/2040	1,500	1,486

HJ Heinz Finance Co.
7.125% due 08/01/2039	7,800	8,879

Home Depot, Inc.
5.875% due 12/16/2036	1,150	1,120

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	2,750	2,865

International Paper Co.
8.700% due 06/15/2038	1,500	1,859

Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	5,000	4,714
6.500% due 02/01/2037	200	206
6.500% due 09/01/2039	3,500	3,610
6.950% due 01/15/2038	16,000	17,387
7.400% due 03/15/2031	100	113

Kraft Foods, Inc.
6.500% due 02/09/2040	8,000	8,318
6.875% due 02/01/2038	5,750	6,241
7.000% due 08/11/2037	1,000	1,101

Magellan Midstream Partners LP
6.400% due 05/01/2037	900	918

Meccanica Holdings USA
6.250% due 01/15/2040	1,500	1,476

MGM Mirage
9.000% due 03/15/2020	4,200	4,347
10.375% due 05/15/2014	500	554
11.125% due 11/15/2017	1,100	1,243
13.000% due 11/15/2013	2,600	3,042

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	3,800	4,010

Motiva Enterprises LLC
6.850% due 01/15/2040	2,600	2,811

Newmont Mining Corp.
5.875% due 04/01/2035	3,000	2,897
6.250% due 10/01/2039	9,500	9,532

News America, Inc.
6.650% due 11/15/2037	4,250	4,484
6.900% due 08/15/2039	5,000	5,476

Nokia Corp.
6.625% due 05/15/2039	4,200	4,624

ONEOK Partners LP
6.850% due 10/15/2037	1,200	1,287

Pemex Project Funding Master Trust
5.750% due 03/01/2018	1,000	1,034
6.625% due 06/15/2035	8,600	8,483

Petrobras International Finance Co.
6.875% due 01/20/2040	1,400	1,452
7.875% due 03/15/2019	12,400	14,565

Petroleos Mexicanos
8.000% due 05/03/2019	6,600	7,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pfizer, Inc.
7.200% due 03/15/2039	$13,000	$15,908

Plains All American Pipeline LP
6.650% due 01/15/2037	400	416

Reynolds American, Inc.
7.250% due 06/15/2037	5,000	5,104

Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	4,162	4,777

Rockies Express Pipeline LLC
6.875% due 04/15/2040	1,700	1,670
7.500% due 07/15/2038	6,700	6,961

Rogers Communications, Inc.
7.500% due 08/15/2038	200	235

Southern Natural Gas Co.
7.350% due 02/15/2031	1,400	1,489

Steel Dynamics, Inc.
7.375% due 11/01/2012	5,281	5,519

Suncor Energy, Inc.
6.850% due 06/01/2039	1,700	1,838

Target Corp.
6.500% due 10/15/2037	3,270	3,570
7.000% due 01/15/2038	9,250	10,728

Teck Resources Ltd.
6.125% due 10/01/2035	7,000	6,440

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	1,200	1,274
7.625% due 04/01/2037	2,100	2,333
8.375% due 06/15/2032	2,470	2,903

Time Warner Cable, Inc.
6.550% due 05/01/2037	8,765	8,987
6.750% due 06/15/2039	12,700	13,366
7.300% due 07/01/2038	6,325	7,062

Time Warner, Inc.
6.500% due 11/15/2036	500	515
7.700% due 05/01/2032	1,890	2,188

TransCanada Pipelines Ltd.
6.200% due 10/15/2037	552	574
7.625% due 01/15/2039	2,700	3,301

Transocean, Inc.
6.800% due 03/15/2038	15,072	16,980

United Airlines, Inc.
9.750% due 01/15/2017	5,500	5,789
10.400% due 05/01/2018	8,000	8,600

Vale Overseas Ltd.
6.875% due 11/21/2036	8,900	9,230

Veolia Environnement
6.750% due 06/01/2038	200	219

Weyerhaeuser Co.
6.875% due 12/15/2033	1,200	1,070
7.375% due 10/01/2019	12,000	12,695
7.375% due 03/15/2032	10,529	10,174

Williams Cos., Inc.
7.875% due 09/01/2021	741	874
8.750% due 03/15/2032	3,407	4,162

Williams Partners LP
6.300% due 04/15/2040	6,000	5,982

Wynn Las Vegas LLC
6.625% due 12/01/2014	2,200	2,206
7.875% due 11/01/2017	7,100	7,260

XTO Energy, Inc.
6.375% due 06/15/2038	4,260	4,787
6.750% due 08/01/2037	8,275	9,721

		728,540

82	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 17.6%

Appalachian Power Co.
6.375% due 04/01/2036	$7,850	$8,138
6.700% due 08/15/2037	2,300	2,501

AT&T Corp.
8.000% due 11/15/2031	32,420	39,526

AT&T, Inc.
6.300% due 01/15/2038	6,540	6,659
6.400% due 05/15/2038	700	722
6.450% due 06/15/2034	2,257	2,309
6.500% due 09/01/2037	618	643
6.550% due 02/15/2039	3,283	3,463

BellSouth Corp.
6.875% due 10/15/2031	2,390	2,510

British Telecommunications PLC
9.625% due 12/15/2030	1,300	1,641

Columbus Southern Power Co.
5.850% due 10/01/2035	512	503

Constellation Energy Group, Inc.
7.600% due 04/01/2032	5,000	5,740

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	15,175	19,487

EDF S.A.
6.950% due 01/26/2039	2,400	2,765

Enel Finance International S.A.
6.800% due 09/15/2037	2,500	2,641

Entergy Arkansas, Inc.
5.660% due 02/01/2025	600	598

Entergy Gulf States, Inc.
6.180% due 03/01/2035	400	393

Exelon Generation Co. LLC
6.250% due 10/01/2039	2,300	2,334

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	12,225	12,007

Florida Power Corp.
5.650% due 04/01/2040	5,500	5,397

France Telecom S.A.
8.500% due 03/01/2031	8,500	11,306

Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	254

Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,103

MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	5,000	4,939
6.125% due 04/01/2036	8,250	8,339
6.500% due 09/15/2037	4,360	4,626

NGPL PipeCo LLC
7.768% due 12/15/2037	16,430	19,106

Ohio Edison Co.
6.875% due 07/15/2036	1,900	2,054
8.250% due 10/15/2038	2,950	3,758

Ohio Power Co.
6.375% due 07/15/2033	800	798

Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	5,500	6,205
7.500% due 09/01/2038	3,615	4,243

Pacific Gas & Electric Co.
5.800% due 03/01/2037	3,000	2,987
6.250% due 03/01/2039	3,000	3,170

PSEG Power LLC
8.625% due 04/15/2031	1,500	1,926

Public Service Co. of Oklahoma
6.625% due 11/15/2037	360	380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	$2,000	$2,062

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	5,000	4,852
6.332% due 09/30/2027	6,700	6,912
6.750% due 09/30/2019	2,500	2,795

Sithe Independence Funding Corp.
9.000% due 12/30/2013	2,461	2,544

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	1,963

Sprint Capital Corp.
7.625% due 01/30/2011	11,808	12,206
8.375% due 03/15/2012	4,000	4,180

Sprint Nextel Corp.
0.651% due 06/28/2010	1,000	996

Telecom Italia Capital S.A.
7.200% due 07/18/2036	5,850	5,924
7.721% due 06/04/2038	9,140	9,835

Telefonica Emisiones SAU
7.045% due 06/20/2036	5,000	5,655

Verizon Communications, Inc.
6.400% due 02/15/2038	3,200	3,331
6.900% due 04/15/2038	12,684	14,035
7.350% due 04/01/2039	6,516	7,576
8.950% due 03/01/2039	9,478	12,893

Virginia Electric and Power Co.
8.875% due 11/15/2038	12,100	16,867

Vodafone Group PLC
6.150% due 02/27/2037	9,550	9,814

		323,611

Total Corporate Bonds & Notes (Cost $1,505,303)		1,571,421

MUNICIPAL BONDS & NOTES 5.5%

CALIFORNIA 2.4%

California State Bay Area Toll Authority Revenue Bonds, Series 2009
6.263% due 04/01/2049	5,300	5,302

California State East Bay Municipal Utility District Revenue Bonds, Series 2010
5.874% due 06/01/2040	5,000	5,016

California State General Obligation Bonds, Series 2009
7.300% due 10/01/2039	5,300	5,324
7.500% due 04/01/2034	165	170

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (a)	9,300	9,536

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	2,300	2,276

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	6,200	6,416

Riverside, California Revenue Bonds, Series 2009
7.200% due 08/01/2039	2,500	2,555

Sacramento, California Municipal Utility District Revenue Bonds, Series 2009
6.322% due 05/15/2036	300	303

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
6.538% due 07/01/2039	3,000	3,068

University of California Revenue Bonds, Series 2009
6.270% due 05/15/2031	3,500	3,480

		43,446

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.3%

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	$5,000	$5,148

FLORIDA 0.2%

Florida State Turnpike Authority Revenue Bonds, Series 2009
6.800% due 07/01/2039	4,000	4,149

ILLINOIS 0.3%

Illinois State General Obligation Notes, Series 2010
1.823% due 01/01/2011	3,800	3,815

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	2,000	2,079

		5,894

INDIANA 0.1%

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
6.004% due 01/15/2040	2,000	2,023

IOWA 0.2%

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	3,200	3,308

NEVADA 0.3%

Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.100% due 06/01/2039	5,000	5,050

NEW JERSEY 0.1%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	900	926

NEW YORK 0.3%

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.011% due 06/15/2042	4,400	4,444
6.491% due 06/15/2042	400	403

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
6.089% due 11/15/2040	1,300	1,286

		6,133

NORTH CAROLINA 0.1%

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	2,300	2,398

OHIO 0.1%

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2009
6.053% due 02/15/2043	2,500	2,406

PENNSYLVANIA 0.2%

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
6.105% due 12/01/2039	2,250	2,297

Philadelphia, Pennsylvania School District General Obligation Bonds, Series 2010
6.615% due 06/01/2030 (a)	1,800	1,812

		4,109

See Accompanying Notes	Annual Report	March 31, 2010	83

Schedule of Investments  Long-Term Credit Fund   (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.9%

Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, Series 2009
6.629% due 02/15/2038	$7,800	$7,998

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	7,000	7,348

		15,346

Total Municipal Bonds & Notes (Cost $98,493)		100,336

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
0.109% due 02/01/2011 (f)	159	159

Small Business Administration
7.449% due 08/01/2010	56	57

Total U.S. Government Agencies (Cost $216)		216

U.S. TREASURY OBLIGATIONS 6.4%

U.S. Treasury Bonds
4.375% due 11/15/2039 (e)	15,000	14,189
4.500% due 05/15/2038 (f)	29,200	28,342
4.500% due 08/15/2039 (e)(f)	72,800	70,332

U.S. Treasury Notes
0.875% due 02/29/2012	1,810	1,807
1.000% due 07/31/2011 (f)	2,439	2,452
1.000% due 08/31/2011 (f)	25	25
1.125% due 06/30/2011 (f)	346	349

Total U.S. Treasury Obligations (Cost $118,645)		117,496

MORTGAGE-BACKED SECURITIES 1.7%

Banc of America Commercial Mortgage, Inc.
4.668% due 07/10/2043	2,400	2,394
5.179% due 09/10/2047	1,720	1,792

Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	6,200	5,995

Chase Mortgage Finance Corp.
5.950% due 12/25/2037	2,549	2,179

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	2,590	2,511

Countrywide Alternative Loan Trust
0.559% due 09/25/2035	2,356	1,298

Credit Suisse First Boston Mortgage Securities Corp.
2.360% due 02/25/2033	145	143

Greenwich Capital Commercial Funding Corp.
4.305% due 08/10/2042	2,378	2,417
5.224% due 04/10/2037	1,920	1,931

Homestar Mortgage Acceptance Corp.
0.679% due 07/25/2034	299	211

Impac CMB Trust
0.869% due 10/25/2033	20	13

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	3,735	3,656

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital I
5.692% due 04/15/2049		$1,395	$1,282

Residential Accredit Loans, Inc.
3.338% due 02/25/2035		3,130	2,110
3.349% due 03/25/2035		1,952	1,368

Residential Funding Mortgage Securities I
5.666% due 02/25/2036		1,665	1,231

Wachovia Bank Commercial Mortgage Trust
4.935% due 04/15/2042		870	899

Total Mortgage-Backed Securities (Cost $29,363)			31,430

ASSET-BACKED SECURITIES 0.5%

Access Group, Inc.
1.549% due 10/27/2025		1,108	1,145

Bayview Financial Acquisition Trust
6.101% due 05/28/2037		200	155

Bear Stearns Asset-Backed Securities Trust
0.599% due 01/25/2034		22	14
0.779% due 09/25/2034		8,800	7,665

Credit-Based Asset Servicing & Securitization LLC
1.129% due 11/25/2033		80	70

Residential Asset Mortgage Products, Inc.
0.609% due 10/25/2046		371	216

Structured Asset Securities Corp.
0.479% due 11/25/2037		226	211

Total Asset-Backed Securities (Cost $9,031)			9,476

SOVEREIGN ISSUES 0.8%

Mexico Government International Bond
6.750% due 09/27/2034		6,450	7,127
7.500% due 04/08/2033		3,000	3,593

Qatar Government International Bond
6.400% due 01/20/2040		3,000	3,150

Total Sovereign Issues (Cost $13,096)			13,870

FOREIGN CURRENCY-DENOMINATED ISSUES 1.4%

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	5,000	5,444

Barclays Bank PLC
14.000% due 11/29/2049		850	1,688

BNP Paribas
7.781% due 06/29/2049	EUR	1,000	1,443

Brazil Government International Bond
10.250% due 01/10/2028	BRL	650	371

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2017		6,800	3,435

Merrill Lynch & Co., Inc.
1.200% due 09/14/2018	EUR	2,500	2,876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
3.125% due 09/17/2012	EUR	400	$513
4.750% due 03/17/2014		400	506
4.875% due 12/17/2012	GBP	100	146

Wind Acquisition Finance S.A.
11.750% due 07/15/2017	EUR	5,800	8,735

Total Foreign Currency-Denominated Issues (Cost $25,310)			25,157

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.7%

Barclays Capital, Inc.
0.030% due 04/01/2010		$9,000	9,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.625% due 07/15/2017 valued at $9,217. Repurchase proceeds are $9,000.)

JPMorgan Chase Bank N.A.
0.030% due 04/01/2010		600	600
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $613. Repurchase proceeds are $600.)

State Street Bank and Trust Co.
0.010% due 04/01/2010		3,175	3,175
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $3,243. Repurchase proceeds are $3,175.)

			12,775

U.S. TREASURY BILLS 0.2%
0.203% due 08/26/2010 - 09/02/2010 (b)(d)(f)		3,876	3,873

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.9%
		1,555,767	15,578

Total Short-Term Instruments (Cost $32,226)			32,226

Total Investments 103.9% (Cost $1,835,836)			$1,905,655

Written Options (h) (0.1%) (Premiums $3,759)			(1,105)

Other Assets and Liabilities (Net) (3.8%)			(69,734)

Net Assets 100.0%			$1,834,816

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

* A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	When-Issued security.
(b)	Coupon represents a weighted average rate.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,569 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $29,278 at a weighted average interest rate of 0.155%. On March 31, 2010, securities valued at $76,294 were pledged as collateral for reverse repurchase agreements.

84	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

(f)	Securities with an aggregate market value of $5,995 and cash of $10 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2010	1,700	$346
90-Day Eurodollar March Futures	Long	03/2011	2,988	3,740
Australia Government 10-Year Bond June Futures	Long	06/2010	230	(329)
Euro-Bund 10-Year Bond June Futures	Long	06/2010	364	379

				$4,136

(g)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/Received	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	5.000%	12/20/2011	1.533%	$5,000	$303	$(137)	$440
Brazil Government International Bond	GSC	1.000%	12/20/2010	0.559%	2,900	10	11	(1)
Brazil Government International Bond	JPM	1.000%	12/20/2014	1.247%	3,350	(36)	(30)	(6)
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	1,300	5	6	(1)
China Government International Bond	BCLY	0.770%	12/20/2014	0.572%	7,200	66	0	66
China Government International Bond	RBS	0.750%	12/20/2014	0.572%	2,400	20	0	20
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	3,000	7	0	7
Citigroup, Inc.	BNP	1.000%	12/20/2010	0.600%	5,500	17	3	14
Citigroup, Inc.	BOA	1.000%	03/20/2011	0.789%	1,000	2	(3)	5
El Paso Corp.	GSC	5.000%	09/20/2014	3.215%	1,100	81	(85)	166
General Electric Capital Corp.	BCLY	1.000%	03/20/2011	0.929%	5,200	5	(16)	21
General Electric Capital Corp.	BOA	1.000%	03/20/2011	0.929%	2,800	3	(17)	20
General Electric Capital Corp.	CITI	1.000%	03/20/2011	0.929%	6,300	6	(28)	34
General Electric Capital Corp.	DUB	5.000%	09/20/2019	1.510%	2,000	528	379	149
General Electric Capital Corp.	RBS	1.000%	09/20/2010	0.911%	7,500	5	(86)	91
Korea Government Bond	DUB	1.000%	03/20/2011	0.423%	1,000	6	4	2
Korea Government Bond	DUB	0.920%	12/20/2014	0.755%	1,300	10	0	10
Korea Government Bond	JPM	0.710%	12/20/2010	0.359%	1,200	3	0	3
Korea Government Bond	JPM	0.930%	12/20/2014	0.755%	3,700	30	0	30
Merrill Lynch & Co., Inc.	BCLY	1.000%	03/20/2011	0.876%	1,100	2	0	2
Merrill Lynch & Co., Inc.	CSFB	1.000%	03/20/2011	0.876%	2,100	3	(2)	5
Merrill Lynch & Co., Inc.	UBS	1.000%	03/20/2011	0.876%	5,100	8	(5)	13
MetLife, Inc.	DUB	1.000%	12/20/2014	1.867%	15,000	(556)	(840)	284
MetLife, Inc.	DUB	5.000%	09/20/2019	2.069%	500	107	61	46
Mexico Government International Bond	DUB	1.000%	12/20/2014	1.106%	3,000	(13)	(59)	46
Mexico Government International Bond	JPM	0.840%	09/20/2010	0.497%	7,000	13	0	13
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.523%	6,000	23	(7)	30
Mexico Government International Bond	RBS	1.000%	03/20/2011	0.583%	1,000	4	2	2
Mexico Government International Bond	UBS	1.000%	12/20/2010	0.523%	3,000	11	(4)	15
Morgan Stanley	UBS	1.000%	12/20/2010	0.896%	7,200	7	18	(11)
Russia Government International Bond	BCLY	1.000%	09/20/2010	0.524%	1,000	3	0	3
Russia Government International Bond	DUB	1.012%	09/20/2010	0.524%	5,000	13	0	13
Russia Government International Bond	MSC	1.000%	12/20/2014	1.392%	1,800	(31)	(67)	36
SLM Corp.	BOA	5.000%	06/20/2011	2.125%	2,000	73	(95)	168
SLM Corp.	BOA	5.000%	09/20/2014	3.487%	2,700	164	(419)	583
SLM Corp.	CITI	5.000%	09/20/2011	2.323%	1,000	40	(45)	85
SLM Corp.	JPM	5.000%	09/20/2011	2.323%	2,000	81	(240)	321
SLM Corp.	MSC	5.000%	09/20/2011	2.323%	5,000	202	(400)	602
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.546%	1,200	26	6	20
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.546%	3,300	71	8	63
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%	10,000	126	148	(22)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%	1,500	19	11	8

						$1,467	$(1,928)	$3,395

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-13 5-Year Index	BOA	(1.000%	)	12/20/2014	$150,000	$(1,212)	$(900)	$(312)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015	62,100	(366)	(405)	39

						$ (1,578)	$(1,305)	$(273)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

See Accompanying Notes	Annual Report	March 31, 2010	85

Schedule of Investments  Long-Term Credit Fund   (Cont.)

(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY	BRL	800	$1	$1	$0
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		4,000	6	6	0
Pay	1-Year BRL-CDI	11.140%	01/02/2012	GSC		29,100	145	47	98
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GSC		135,000	523	416	107
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		10,000	39	41	(2)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		335,750	1,164	1,392	(228)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		335,000	1,298	1,335	(37)
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BCLY	MXN	60,000	185	8	177
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BOA		1,500	5	1	4
Pay	28-Day MXN TIIE	8.300%	02/07/2019	MSC		70,900	219	60	159

							$3,585	$3,307	$278

(h)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	19	$11	$3
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	191	67	8
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	19	7	7
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	191	49	26

				$134	$44

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	$4,700	$73	$0
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,700	34	2
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	9,400	42	25
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	9,400	71	51
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	27,000	207	2
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	29,500	162	115
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	29,500	170	189
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	3,600	51	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	36,500	110	15
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	44,100	78	14
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,200	8	4
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,200	5	3
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	4,200	14	11
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,200	23	23
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	19,100	178	57
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	19,100	186	47
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	7,300	47	19
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	7,300	73	39
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	6,400	81	0
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	11,000	90	4
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	5,000	71	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	5,000	40	2
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	21,800	171	2
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	3,300	6	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	3,300	16	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	4,100	10	10
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	4,100	24	24
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	8,900	55	35
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	8,900	74	57

86	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	$9,600	$97	$2
Call - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	3,800	32	0
Put - OTC 7-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	3,800	16	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	4,700	31	18
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	4,700	38	30
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	31,400	337	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	39,100	372	13
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	23,300	175	2
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	9,000	92	2

							$3,360	$817

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$18,100	$86	$2
Call - OTC USD versus JPY		94.000	04/20/2010	18,100	86	152

					$172	$154

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)10 - Inflation Adjustment) or $0	03/12/2020	$10,900	$93	$90

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2009	0	$0	$0
Sales	506	694,800	4,866
Closing Buys	(86)	(174,500)	(1,107)
Expirations	0	0	0
Exercised	0	0	0

Balance at 03/31/2010	420	$520,300	$3,759

(i)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	374	04/2010	BCLY	$0	$0	$0
Buy		12,972	04/2010	JPM	194	0	194
Sell		394	04/2010	RBC	0	(1)	(1)
Buy		4,350	04/2010	RBS	16	0	16
Buy	BRL	11,611	04/2010	GSC	0	(101)	(101)
Buy		13,139	04/2010	HSBC	239	0	239
Sell		24,750	04/2010	HSBC	0	(56)	(56)
Buy		24,750	06/2010	HSBC	57	0	57
Buy	CAD	3,890	04/2010	JPM	99	0	99
Buy	CNY	47,641	08/2010	HSBC	0	(36)	(36)
Buy		1,220	11/2010	BCLY	0	(2)	(2)
Buy		2,136	11/2010	CITI	0	(4)	(4)
Buy		4,244	11/2010	DUB	0	(9)	(9)
Buy		14,524	11/2010	HSBC	0	(41)	(41)
Buy		6,935	11/2010	JPM	0	(17)	(17)
Buy		1,337	11/2010	MSC	0	(3)	(3)
Buy		37,089	01/2011	CITI	0	(65)	(65)
Buy		30,826	01/2011	JPM	0	(30)	(30)
Buy		37,611	06/2011	DUB	0	(31)	(31)
Sell	EUR	4,662	04/2010	CITI	107	0	107
Sell		3,140	04/2010	GSC	60	0	60
Sell		7,265	04/2010	HSBC	24	0	24
Buy		549	04/2010	JPM	0	(36)	(36)
Sell		4,539	04/2010	JPM	49	0	49
Sell		1,128	04/2010	RBC	9	0	9
Sell		660	04/2010	UBS	14	0	14
Sell	GBP	13,699	06/2010	RBS	0	(131)	(131)
Buy	IDR	8,635,181	10/2010	CITI	29	0	29
Buy		3,912,000	10/2010	HSBC	15	0	15
Buy		3,868,000	01/2011	DUB	3	0	3
Buy		20,974,819	01/2011	JPM	32	0	32

See Accompanying Notes	Annual Report	March 31, 2010	87

Schedule of Investments  Long-Term Credit Fund   (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	INR	203,433	11/2010	HSBC	$147	$0	$147
Sell	JPY	721,914	04/2010	BCLY	287	0	287
Buy	KRW	958,800	05/2010	JPM	0	(4)	(4)
Buy		288,000	07/2010	BCLY	10	0	10
Buy		571,939	07/2010	DUB	21	0	21
Buy		475,151	07/2010	MSC	16	0	16
Buy		1,137,328	08/2010	MSC	34	0	34
Buy		511,466	11/2010	BCLY	12	0	12
Sell		235,460	11/2010	BCLY	0	(6)	(6)
Sell		40,772	11/2010	BOA	0	(1)	(1)
Buy		430,263	11/2010	CITI	8	0	8
Sell		523,735	11/2010	CITI	0	(9)	(9)
Sell		116,260	11/2010	DUB	0	(2)	(2)
Sell		58,650	11/2010	GSC	0	(1)	(1)
Buy		935,840	11/2010	JPM	3	(2)	1
Sell		116,985	11/2010	JPM	0	(3)	(3)
Buy		610,083	11/2010	MSC	5	0	5
Buy		967,895	01/2011	DUB	0	(3)	(3)
Buy		10,354,838	01/2011	JPM	193	0	193
Buy	MXN	306	04/2010	BOA	2	0	2
Buy		346	04/2010	CITI	0	0	0
Buy		365	04/2010	DUB	2	0	2
Sell		346	04/2010	DUB	0	0	0
Buy		352	04/2010	GSC	1	0	1
Buy		60,440	04/2010	HSBC	124	0	124
Buy		86,965	04/2010	JPM	469	0	469
Sell		37,890	04/2010	JPM	0	(160)	(160)
Sell		110,538	04/2010	UBS	0	(216)	(216)
Buy		346	09/2010	DUB	0	0	0
Buy		110,538	09/2010	UBS	212	0	212
Buy	NOK	42,676	05/2010	DUB	0	(88)	(88)
Sell	PHP	59,713	04/2010	BCLY	0	(12)	(12)
Sell		192,725	04/2010	CITI	0	(21)	(21)
Sell		57,100	04/2010	DUB	0	(13)	(13)
Buy		309,538	04/2010	HSBC	142	0	142
Buy		59,713	11/2010	BCLY	7	0	7
Buy		192,725	11/2010	CITI	12	(3)	9
Buy		57,100	11/2010	DUB	8	0	8
Buy	PLN	13,110	08/2010	HSBC	0	(16)	(16)
Buy	SGD	3,652	05/2010	DUB	14	0	14
Buy		6,629	05/2010	JPM	38	0	38
Buy		426	06/2010	BCLY	5	0	5
Buy		981	06/2010	CITI	1	(6)	(5)
Buy		324	06/2010	DUB	2	0	2
Buy		1,184	06/2010	JPM	0	(4)	(4)
Buy		254	06/2010	UBS	2	0	2

					$2,724	$(1,133)	$1,591

(j)	Fair Value Measurements +

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category ++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 03/31/2010
Corporate Bonds & Notes	$0	$1,571,421	$0	$1,571,421
Municipal Bonds & Notes	0	100,336	0	100,336
U.S. Treasury Obligations	0	117,496	0	117,496

Other Investments +++	15,578	100,824	0	116,402
Investments, at value	$15,578	$1,890,077	$0	$1,905,655
Financial Derivative Instruments ++++	$4,136	$3,976	$(90)	$8,022

Totals	$19,714	$1,894,053	$(90)	$1,913,677

88	PIMCO Funds	Credit Bond Funds	See Accompanying Notes

March 31, 2010

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category ++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) +++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010 +++++
Financial Derivative Instruments ++++	$0	$(94)	$0	$0	$4	$0	$(90)	$4

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(k)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable ^^	$807	$0	$0	$0	$0	$807
Unrealized appreciation on foreign currency contracts	0	2,724	0	0	0	2,724
Unrealized appreciation on swap agreements	546	0	3,474	0	0	4,020

	$1,353	$2,724	$3,474	$0	$0	$7,551

Liabilities:
Written options outstanding	$951	$154	$0	$0	$0	$1,105
Unrealized depreciation on foreign currency contracts	0	1,133	0	0	0	1,133
Unrealized depreciation on swap agreements	268	0	352	0	0	620

	$1,219	$1,287	$352	$0	$0	$2,858

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$4,481	$0	$1,237	$0	$0	$5,718
Net realized gain on foreign currency transactions	0	3,949	0	0	0	3,949

	$4,481	$3,949	$1,237	$0	$0	$9,667

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$7,050	$18	$3,122	$0	$0	$10,190
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	1,590	0	0	0	1,590

	$7,050	$1,608	$3,122	$0	$0	$11,780

^	See note 4 in the Notes to Financial Statements for additional information.
^^	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $4,136 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2010	89

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class and Class D shares (the “Institutional Classes”) of six funds (the “Funds”) offered by the Trust. Certain detailed financial information for the A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Investment Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows: inputs using quoted prices in active markets for identical assets or liabilities (“Level 1”), significant other observable inputs (“Level 2”), and significant unobservable inputs (“Level 3”). Valuation levels are not necessarily an indication of the risk associated with investing in those securities. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for each respective Fund.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the

90	PIMCO Funds	Credit Bond Funds

March 31, 2010

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(d) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(e) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the Convertible Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the Convertible Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update that will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned/paid are recorded as a component of interest income or interest expense on the Statements of Operations. At the end of the period March 31, 2010, the High Yield Fund had $981,122 in unfunded loan commitments outstanding.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed

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securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government- sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment on the Statements of Assets and Liabilities.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2010 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is

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closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in

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which it may invest and (2) inflation cap. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option and inflation cap, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation cap is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit

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default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

5.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of

Annual Report	March 31, 2010	95

Notes to Financial Statements  (Cont.)

certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing a Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Certain Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

PIMCO delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, PIMCO terminated the trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

96	PIMCO Funds	Credit Bond Funds

March 31, 2010

Where relevant the Funds have filed claims with certain Lehman Brothers entities, in accordance with the applicable bankruptcy proceedings. In addition, Funds that had exposure to Lehman Brothers Special Financing Inc., have entered into a settlement agreement and those Funds that owed money to Lehman Brothers Special Financing Inc. have paid such amounts pursuant to the terms of the settlement agreement.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	A, B, C and R Classes	Class D	Class P
Convertible Fund	0.40%	0.25%	0.25%	N/A	N/A	N/A
Diversified Income Fund	0.45%	0.30%	0.30%	0.45%	0.45%	0.40%
Floating Income Fund	0.30%	0.25%	0.25%	0.40%	0.40%	0.35%
High Yield Fund	0.25%	0.30%	0.30%	0.40%	0.40%	0.40%
Investment Grade Corporate Bond Fund	0.25%	0.25%	0.25%	0.40%	0.40%	0.35%
Long-Term Credit Fund	0.30%	0.25%	N/A	N/A	N/A	N/A

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2010.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%

	Allowable Rate
	Distribution Fee	Servicing Fee
Class D
All Funds	—	0.25%
Class R
All Funds	0.25%	0.25%

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2010, AGID received $23,584,538 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Redemption Fees  Prior to May 1, 2009, shareholders of certain Funds were subject to a Redemption Fee on redemptions and exchanges of 2.00% of the NAV of the Fund shares redeemed or exchanged. Effective May 1, 2009, the Funds no longer impose Redemption Fees. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may

Annual Report	March 31, 2010	97

Notes to Financial Statements  (Cont.)

differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Long-Term Credit Fund’s Supervisory and Administrative Fees through July 31, 2010, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class
Long-Term Credit Fund	0.55%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2010, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
Long-Term Credit Fund	$7

Through December 31, 2009, each unaffiliated Trustee received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2010, each unaffiliated Trustee receives an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
Convertible Fund	$8,331	$213,201
Diversified Income Fund	266,990	121,355
Floating Income Fund	70,413	38,639
High Yield Fund	386,954	1,099,452
Investment Grade Corporate Bond Fund	198,606	637,961
Long-Term Credit Fund	298,397	86,789

Each Fund may invest in the PAPS Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended March 31, 2010 (amounts in thousands):

Fund Name	Market Value 03/31/2009	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 03/31/2010	Dividend Income	Net Capital and Realized Gain
Convertible Fund	$171,728	$427,651	$599,411	$0	$0	$51	$59
Diversified Income Fund	21,718	1,255,041	1,229,500	1	47,302	241	47
Floating Income Fund	30,219	543,189	539,300	0	34,143	89	39
High Yield Fund	372,972	1,574,060	1,498,218	0	448,982	360	224
Investment Grade Corporate Bond Fund	698,085	2,190,286	2,664,000	12	224,584	486	280
Long-Term Credit Fund	0	667,668	652,110	0	15,578	68	20

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

98	PIMCO Funds	Credit Bond Funds

March 31, 2010

9.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2010, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
Convertible Fund	$29,137	$24,608	$1,122,286	$1,838,922
Diversified Income Fund	3,676,682	4,051,704	3,308,427	2,651,302
Floating Income Fund	1,059,473	1,083,262	974,377	1,098,321
High Yield Fund	2,449,259	2,817,774	7,147,021	6,788,779
Investment Grade Corporate Bond Fund	8,008,332	8,664,259	8,084,835	7,065,207
Long-Term Credit Fund	603,219	475,120	2,924,544	1,262,675

10.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Convertible Fund				Diversified Income Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,416	$40,019	137,897	$1,263,865	80,024	$803,555	43,610	$408,107
Class P	0	0	0	0	1,651	16,379	1	10
Administrative Class	4,556	54,881	4,485	58,408	247	2,575	146	1,395
Class D	0	0	0	0	3,301	34,210	1,110	10,186
Other Classes	0	0	0	0	10,702	109,342	6,792	64,560
Issued as reinvestment of distributions
Institutional Class	1,288	15,679	863	9,418	12,552	127,449	16,804	152,057
Class P	0	0	0	0	29	299	0	1
Administrative Class	93	1,205	31	404	32	325	45	406
Class D	0	0	0	0	149	1,520	208	1,893
Other Classes	0	0	0	0	745	7,581	1,169	10,603
Cost of shares redeemed
Institutional Class	(86,793)	(841,675)	(44,606)	(367,684)	(78,145)	(799,438)	(52,148)	(486,533)
Class P	0	0	0	0	(468)	(4,771)	0	0
Administrative Class	(722)	(9,018)	(4,166)	(47,274)	(124)	(1,309)	(158)	(1,366)
Class D	0	0	0	0	(2,086)	(21,782)	(1,803)	(16,314)
Other Classes	0	0	0	0	(6,861)	(68,696)	(12,827)	(119,381)
Net increase (decrease) resulting from Fund share transactions	(78,162)	$(738,909)	94,504	$917,137	21,748	$207,239	2,949	$25,624

Annual Report	March 31, 2010	99

Notes to Financial Statements  (Cont.)

	Floating Income Fund				High Yield Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Year Ended 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	12,741	$110,162	95,518	$762,157	271,670	$2,202,423	398,481	$2,912,191
Class P	2,621	22,640	1	10	25,720	214,428	4,675	30,930
Administrative Class	7	59	1	6	34,743	286,852	46,218	356,792
Class D	4,351	37,021	1,997	17,155	64,678	530,722	72,008	512,354
Other Classes	13,148	112,199	4,597	39,337	76,361	627,939	61,724	472,850
Issued as reinvestment of distributions
Institutional Class	3,146	25,765	5,528	46,345	38,326	315,172	35,907	270,863
Class P	3	23	0	0	355	3,032	4	23
Administrative Class	0	1	0	0	6,745	55,668	8,062	61,346
Class D	162	1,371	159	1,310	5,885	48,638	4,468	33,090
Other Classes	536	4,512	589	4,846	9,848	81,739	8,849	67,456
Cost of shares redeemed
Institutional Class	(65,702)	(542,202)	(180,819)	(1,607,486)	(393,607)	(3,126,896)	(239,347)	(1,765,281)
Class P	(425)	(3,763)	0	0	(4,316)	(36,779)	(63)	(389)
Administrative Class	(3)	(23)	(1)	(6)	(50,895)	(396,567)	(53,058)	(395,348)
Class D	(1,872)	(15,741)	(3,830)	(31,740)	(69,682)	(568,185)	(39,024)	(281,169)
Other Classes	(5,976)	(50,052)	(15,076)	(124,341)	(63,738)	(526,104)	(69,826)	(538,159)
Net increase (decrease) resulting from Fund share transactions	(37,263)	$(298,028)	(91,336)	$(892,407)	(47,907)	$(287,918)	239,078	$1,737,549

	Investment Grade Corporate Bond Fund				Long-Term Credit Fund
	Year Ended 03/31/2010		Year Ended 03/31/2009		Year Ended 03/31/2010		Period from 03/31/2009 to 03/31/2009
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	295,599	$3,073,657	397,666	$3,939,312	156,595	$1,735,437	1,312	$13,120
Class P	20,426	214,223	1	10	0	0	0	0
Administrative Class	4,840	53,409	615	5,953	0	0	0	0
Class D	26,731	289,692	23,248	228,865	0	0	0	0
Other Classes	72,528	771,514	52,767	518,729	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	37,863	413,275	7,859	76,455	7,056	81,805	0	0
Class P	205	2,262	0	0	0	0	0	0
Administrative Class	185	2,032	7	71	0	0	0	0
Class D	2,010	21,970	278	2,710	0	0	0	0
Other Classes	4,430	48,529	378	3,697	0	0	0	0
Cost of shares redeemed
Institutional Class	(237,064)	(2,593,790)	(87,402)	(869,520)	(8,268)	(95,546)	0	0
Class P	(8,293)	(91,638)	0	0	0	0	0	0
Administrative Class	(745)	(8,216)	(41)	(400)	0	0	0	0
Class D	(21,218)	(231,188)	(4,194)	(40,531)	0	0	0	0
Other Classes	(41,640)	(445,827)	(5,690)	(55,394)	0	0	0	0
Net increase resulting from Fund share transactions	155,857	$1,519,904	385,492	$3,809,957	155,383	$1,721,696	1,312	$13,120

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of AGI, and PIMCO Funds are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and

100	PIMCO Funds	Credit Bond Funds

March 31, 2010

PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO— were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of PIMCO Funds, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia

Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. On July 15, 2009 the plaintiffs filed their appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

12.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2010, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Convertible Fund	$56,906	$0	$42,940	$0	$(44,672)	$(5,525)
Diversified Income Fund	0	0	99,104	(24,125)	(41,962)	0
Floating Income Fund	8,876	0	(1,314)	(6,800)	(350,717)	0
High Yield Fund	44,744	0	465,722	(73,773)	(656,956)	(10,551)
Investment Grade Corporate Bond Fund	202,721	42,840	509,018	(23,453)	0	0
Long-Term Credit Fund	25,680	1,275	73,641	(595)	0	0

(1)	Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2009 through March 31, 2010 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

Annual Report	March 31, 2010	101

Notes to Financial Statements  (Cont.)

March 31, 2010

As of March 31, 2010, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2011	2012	2013	2014	2015	2016	2017	2018 (5)
Convertible Fund	$3,286	$0	$0	$1,100	$0	$0	$25,247	$15,039
Diversified Income Fund	0	0	0	0	0	0	5,381	36,581
Floating Income Fund	0	0	0	0	0	993	305,670	44,054
High Yield Fund	0	0	0	0	0	0	196,063	460,893

(5)	Portion of amount for Floating Income Fund represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Convertible Fund	$514,478	$50,271	$(11,254)	$39,017
Diversified Income Fund	2,722,997	146,701	(61,420)	85,281
Floating Income Fund	644,371	27,029	(28,389)	(1,360)
High Yield Fund	7,973,051	624,977	(214,470)	410,507
Investment Grade Corporate Bond Fund	5,706,472	475,913	(21,357)	454,556
Long-Term Credit Fund	1,837,901	76,513	(8,759)	67,754

(6)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2010 and March 31, 2009, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2010			March 31, 2009
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
Convertible Fund	$17,041	$0	$0	$9,713	$0	$0
Diversified Income Fund	150,466	0	1,883	165,260	16,603	0
Floating Income Fund	35,637	0	0	0	0	56,861
High Yield Fund	641,044	0	0	503,087	0	35,091
Investment Grade Corporate Bond Fund	518,252	38,420	0	78,682	9,457	0
Long-Term Credit Fund	81,902	0	0	0	0	0

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

13.  SUBSEQUENT EVENTS

Effective April 1, 2010, the minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The investment adviser has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

102	PIMCO Funds	Credit Bond Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional, Class P, Administrative and Class D Shareholders of the PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional, Class P, Administrative and Class D shares present fairly, in all material respects, the financial position of the Convertible Fund, Diversified Income Fund, Floating Income Fund, High Yield Fund, Investment Grade Corporate Bond Fund, and Long-Term Credit Fund, six of the eighty funds constituting the PIMCO Funds, (hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional, Class P, Administrative and Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 21, 2010

Annual Report	March 31, 2010	103

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	WAC	Wachovia Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar
CHF	Swiss Franc	INR	Indian Rupee	TWD	Taiwanese Dollar
CLP	Chilean Peso	JPY	Japanese Yen	USD	United States Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	ZAR	South African Rand
COP	Colombian Peso	MXN	Mexican Peso
EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance, Inc.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	SPDR	Standard & Poor’s Depository Receipts
ALT	Alternate Loan Trust	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

104	PIMCO Funds	Credit Bond Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2010) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2010 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2010 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Convertible Fund	100.00%	100.00%	$18,518	$0
Diversified Income Fund	0.00%	0.00%	73,500	0
Floating Income Fund	0.00%	0.00%	17,969	0
High Yield Fund	4.31%	4.31%	459,272	0
Investment Grade Corporate Bond Fund	0.25%	0.25%	256,253	135,568
Long-Term Credit Fund	0.03%	0.03%	41,795	20,310

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2011, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

Annual Report	March 31, 2010	105

Management of the Trust

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (50) Chairman of the Board and Trustee	02/1992 to Present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	141	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust, Chairman and Trustee, PIMCO Equity Series, Chairman and Trustee, PIMCO Equity Series VIT, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Douglas M. Hodge* (52) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (69) Trustee	05/2000 to Present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to Present	Private Investor; Formerly, Director, PCM Fund, Inc.	141	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Trustee PIMCO Equity Series and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (70) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to Present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer , Hampton Affiliates (forestry products)	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (72) Trustee	07/1993 to 02/1995 and 08/1995 to Present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	139	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Richard M. Weil served as Trustee of the Trust from February 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Trustee of the Trust. Mr. Weil also served as Managing Director and member of the Executive Committee at PIMCO. Total number of Funds in Fund Complex overseen by Mr. Weil was 131. Other Directorships held by Mr. Weil included Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

106	PIMCO Funds	Credit Bond Funds

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (50) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (45) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (39) Chief Compliance Officer	07/2004 to Present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (66) Senior Vice President	04/1987 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (51) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (47) Vice President-Senior Counsel, Secretary	05/2005 to Present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (39) Vice President	05/2008 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (40) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to Present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (33) Assistant Secretary	10/2007 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (40) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (42) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Richard M. Weil served as Senior Vice President of the Trust from May 2009 to January 2010. Effective January 22, 2010, Mr. Weil resigned as Senior Vice President of the Trust. Mr. Weil’s principal occupation during the past 5 years was Managing Director at PIMCO.

Annual Report	March 31, 2010	107

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

108	PIMCO Funds	Credit Bond Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PI24550 AR 033110

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the Registrant’s Chief Compliance officer and provide for the public disclosure of any amendments or waivers. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

	(a)	The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a)	Fiscal Year Ended	Audit Fees
		March 31, 2010	$ 3,146,173
		March 31, 2009	$ 2,877,674

	(b)	Fiscal Year Ended	Audit-Related Fees(1)
		March 31, 2010	$ 10,750
		March 31, 2009	$ 10,750

	(c)	Fiscal Year Ended	Tax Fees(2)
		March 31, 2010	$ —
		March 31, 2009	$ —

	(d)	Fiscal Year Ended	All Other Fees(3)
		March 31, 2010	$ —
		March 31, 2009	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the Registrant’s semiannual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last fiscal year.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)  The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)  With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	March 31, 2010	March 31, 2009
PIMCO Funds	$10,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$1,795,420	$875,890
Allianz Global Investors Fund Management LLC	$750,360	$710,939
Allianz Global Investors of America L.P.	$1,927,354	$4,646,110

Totals	$4,483,884	$6,243,689

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

William J. Popejoy;

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Funds

March 31, 2010

Complete Schedule of Investments

Schedule of Investments  Total Return Fund

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

American General Finance Corp.
5.000% due 07/09/2010	$20,000	$20,000

CIT Group, Inc.
9.500% due 01/20/2012	103,500	106,174
13.000% due 01/18/2012	18,000	18,465

Daimler Finance North America LLC
4.230% due 08/03/2012	191,586	191,586

Ford Motor Co.
3.230% due 12/15/2013	1,386	1,342
3.260% due 12/15/2013	24,187	23,420

International Lease Finance Corp.
10.000% due 02/23/2015	40,000	41,037
10.000% due 03/17/2016	36,146	36,666

RH Donnelley Corp.
9.250% due 10/24/2014	2,869	2,817

Sensata Technologies BV
1.999% due 04/27/2013	4,849	4,665

Texas Competitive Electric Holdings Co. LLC
3.729% due 10/10/2014	32,094	25,995
3.751% due 10/10/2014	296	239

Yell Group
3.979% due 06/30/2014	27,890	21,189

Total Bank Loan Obligations (Cost $487,809)		493,595

CORPORATE BONDS & NOTES 24.8%

BANKING & FINANCE 18.1%

21st Century Insurance Group
5.900% due 12/15/2013	160	167

Abbey National Capital Trust I
8.963% due 12/29/2049	10,000	10,722

Ace INA Holdings, Inc.
5.700% due 02/15/2017	50	54
5.875% due 06/15/2014	3,400	3,737

AES Red Oak LLC
8.540% due 11/30/2019	7,549	7,757

Aflac, Inc.
6.900% due 12/17/2039	31,000	32,050

AIG Life Holdings U.S., Inc.
7.500% due 08/11/2010	22,825	23,177

AIG SunAmerica Global Financing X
6.900% due 03/15/2032	10,000	9,784

Alliance & Leicester PLC
0.326% due 01/19/2011	23,000	22,986

Allstate Corp.
5.000% due 08/15/2014	70	75
6.125% due 12/15/2032	150	151
6.125% due 05/15/2067	5,200	4,953
6.500% due 05/15/2067	8,000	7,700

Allstate Life Global Funding Trusts
0.269% due 04/30/2010	3,000	3,000
5.375% due 04/30/2013	166,800	181,833

American Express Bank FSB
0.289% due 04/26/2010	108,518	108,514
0.310% due 07/13/2010	1,100	1,100
0.359% due 05/29/2012	17,325	17,089
0.530% due 06/12/2017	10,000	9,143
5.500% due 04/16/2013	268,240	287,479
6.000% due 09/13/2017	330,700	355,342

American Express Centurion Bank
0.289% due 04/19/2010	87,176	87,174
0.310% due 07/13/2010	14,400	14,398
0.380% due 06/12/2012	1,300	1,286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.200% due 11/26/2010	$3,476	$3,572
5.550% due 10/17/2012	12,800	13,807
6.000% due 09/13/2017	309,600	332,670

American Express Co.
5.250% due 09/12/2011	600	627
5.500% due 09/12/2016	335	350
6.150% due 08/28/2017	54,825	59,247
6.800% due 09/01/2066	7,489	7,358
7.000% due 03/19/2018	323,270	367,730
8.125% due 05/20/2019	500	607
8.150% due 03/19/2038	90	117

American Express Credit Corp.
0.349% due 02/24/2012	3,000	2,966
0.378% due 10/04/2010	21,300	21,292
0.390% due 06/16/2011	76,100	75,661
0.409% due 12/02/2010	11,270	11,267
1.629% due 05/27/2010	146,400	146,681
5.875% due 05/02/2013	159,510	172,908
7.300% due 08/20/2013	115	129

American Express Travel Related Services Co., Inc.
0.429% due 06/01/2011	51,700	51,006
5.250% due 11/21/2011	44,309	46,326

American General Finance Corp.
0.507% due 12/15/2011	74,400	69,602
0.530% due 08/17/2011	130,992	122,213
4.000% due 03/15/2011	38,905	38,139
4.625% due 09/01/2010	76,000	75,893
4.875% due 05/15/2010	97,153	97,116
4.875% due 07/15/2012	41,080	38,719
5.200% due 12/15/2011	10,000	9,563
5.375% due 10/01/2012	22,300	20,990
5.400% due 12/01/2015	1,954	1,686
5.625% due 08/17/2011	38,750	37,915
5.850% due 06/01/2013	19,117	17,912
5.900% due 09/15/2012	20,130	19,265
6.900% due 12/15/2017	170,200	149,268

American Honda Finance Corp.
1.003% due 06/20/2011	25,000	25,009

American International Group, Inc.
0.321% due 09/27/2010	20,000	19,514
0.353% due 03/20/2012	97,300	92,568
0.361% due 10/18/2011	74,250	71,135
4.250% due 05/15/2013	43,790	43,014
4.700% due 10/01/2010	73,947	74,676
4.950% due 03/20/2012	112,895	115,253
5.050% due 10/01/2015	85,650	79,616
5.375% due 10/18/2011	81,380	83,616
5.450% due 05/18/2017	158,940	146,353
5.600% due 10/18/2016	12,923	12,038
5.850% due 01/16/2018	280,782	261,258
6.250% due 05/01/2036	121,014	105,842
6.250% due 03/15/2087	2,200	1,639
8.175% due 05/15/2068	644,222	549,199
8.250% due 08/15/2018	422,480	443,969

Ameriprise Financial, Inc.
5.350% due 11/15/2010	4	4

Anadarko Finance Co.
6.750% due 05/01/2011	10,000	10,527
7.500% due 05/01/2031	400	451

ANZ National International Ltd.
6.200% due 07/19/2013	227,750	251,156

Asian Development Bank
5.820% due 06/16/2028	1,100	1,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ASIF Global Financing XIX
4.900% due 01/17/2013	$10,493	$10,617

ASIF I
0.399% due 07/26/2010	30,000	29,634

AXA Financial, Inc.
7.750% due 08/01/2010	100	102

BAC Capital Trust VI
5.625% due 03/08/2035	7,200	5,963

BAC Capital Trust XIV
5.630% due 12/31/2049	345	262

BAC Capital Trust XV
1.052% due 06/01/2056	10	7

Bank of America Corp.
0.420% due 08/13/2010	32,495	32,512
0.511% due 10/14/2016	40,000	36,228
0.580% due 08/15/2016	82,800	72,621
0.587% due 09/15/2014	15,400	14,802
0.756% due 09/11/2012	100	99
4.250% due 10/01/2010	48	49
4.750% due 08/15/2013	500	520
5.125% due 11/15/2014	125	130
5.200% due 03/15/2018	100	95
5.250% due 12/01/2015	275	279
5.375% due 08/15/2011	2,000	2,103
5.375% due 09/11/2012	250	266
5.625% due 10/14/2016	185	192
5.650% due 05/01/2018	43,635	44,215
5.750% due 12/01/2017	69,410	71,259
6.000% due 09/01/2017	221,105	230,219
6.500% due 08/01/2016	855	925
7.250% due 10/15/2025	200	207
7.375% due 05/15/2014	73,075	82,249
7.400% due 01/15/2011	29,276	30,640
7.625% due 06/01/2019	2,165	2,481
7.800% due 09/15/2016	2,000	2,221

Bank of America Institutional Capital A
8.070% due 12/31/2026	4,400	4,466

Bank of America N.A.
0.537% due 06/15/2016	108,360	97,067
0.799% due 06/23/2010	600	601
0.850% due 05/12/2010	35,100	35,123
5.300% due 03/15/2017	500	495
6.000% due 10/15/2036	70,100	65,070
6.100% due 06/15/2017	5,000	5,152

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	72,700	72,705

Bank of New York Mellon Corp.
6.375% due 04/01/2012	200	218

Bank of Nova Scotia
2.250% due 01/22/2013	48,000	48,472

Bank of Scotland PLC
0.312% due 12/08/2010	19,400	19,362
5.250% due 02/21/2017	100	102
5.500% due 06/15/2012	12,000	12,822

Bank One Corp.
4.900% due 04/30/2015	20,000	20,391
5.900% due 11/15/2011	12,500	13,341
7.750% due 07/15/2025	200	228

BankAmerica Capital II
8.000% due 12/15/2026	10	10

Barclays Bank PLC
0.452% due 05/25/2015	56,600	55,021
5.000% due 09/22/2016	900	926
5.200% due 07/10/2014	4,200	4,489

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 09/12/2012	$200,200	$215,937
6.050% due 12/04/2017	268,611	277,378
6.750% due 05/22/2019	700	776
7.434% due 09/29/2049	90,125	90,125
8.550% due 09/29/2049	1,300	1,320
10.179% due 06/12/2021	479,640	627,086

Barrick International Bank Corp.
5.750% due 10/15/2016	12,300	12,936

BB&T Corp.
4.750% due 10/01/2012	145	153

Bear Stearns Cos. LLC
0.370% due 05/18/2010	53,555	53,564
0.389% due 10/22/2010	12,800	12,809
0.439% due 02/01/2012	41,842	41,708
0.442% due 11/28/2011	33,250	33,262
0.460% due 08/15/2011	68,085	68,128
0.552% due 02/23/2012	1,000	993
0.641% due 11/21/2016	13,706	12,879
0.651% due 07/19/2010	48,621	48,677
4.500% due 10/28/2010	8,215	8,404
4.550% due 06/23/2010	3,575	3,604
5.300% due 10/30/2015	20,500	21,844
5.350% due 02/01/2012	405	433
5.500% due 08/15/2011	10,325	10,887
5.550% due 01/22/2017	1,355	1,409
6.400% due 10/02/2017	128,229	141,827
6.950% due 08/10/2012	562,780	623,811
7.250% due 02/01/2018	116,150	134,425

BFC Finance Corp.
7.375% due 12/01/2017	916	1,017

Block Financial LLC
7.875% due 01/15/2013	58,600	66,297

BNP Paribas
5.186% due 06/29/2049	3,950	3,506
7.195% due 06/29/2049	5,500	5,362

BNY Mellon N.A.
4.750% due 12/15/2014	50	53

Boeing Capital Corp.
6.100% due 03/01/2011	300	315
7.375% due 09/27/2010	135	140

C5 Capital SPV Ltd.
6.196% due 12/31/2049	15,000	10,518

C10 Capital SPV Ltd.
6.722% due 12/31/2049	29,500	21,003

Caelus Re Ltd.
6.502% due 06/07/2011	25,000	24,849

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013	89,000	89,397

Capital One Bank USA N.A.
8.800% due 07/15/2019	115,000	139,180

Capital One Capital V
10.250% due 08/15/2039	1,725	2,049

Capital One Capital VI
8.875% due 05/15/2040	2,950	3,237

Capital One Financial Corp.
5.700% due 09/15/2011	7,000	7,319
6.150% due 09/01/2016	8,462	8,786
6.250% due 11/15/2013	193	211
6.750% due 09/15/2017	260,000	287,636
7.375% due 05/23/2014	13,012	14,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caterpillar Financial Services Corp.
4.850% due 12/07/2012	$300	$323
5.050% due 12/01/2010	35	36
5.450% due 04/15/2018	25	26
6.125% due 02/17/2014	7,900	8,911

CBA Capital Trust II
6.024% due 03/29/2049	65	61

Cemex Finance LLC
9.500% due 12/14/2016	100,000	104,000

Chambers Descendants Trust
12.000% due 08/15/2018 (r)	35,350	34,430

Charter One Bank N.A.
6.375% due 05/15/2012	6,350	6,566

Chubb Corp.
6.375% due 03/29/2067	6,000	6,098
6.500% due 05/15/2038	10,000	10,942

Chukchansi Economic Development Authority
8.000% due 11/15/2013	400	330

CIT Group, Inc.
7.000% due 05/01/2013	27,360	26,813
7.000% due 05/01/2014	18,540	17,567
7.000% due 05/01/2015	18,540	17,335
7.000% due 05/01/2016	30,900	28,583
7.000% due 05/01/2017	43,260	40,016

Citibank N.A.
1.875% due 05/07/2012	33,500	33,952
1.875% due 06/04/2012	15,200	15,392

Citicorp
7.250% due 10/15/2011	12,413	13,270

CitiFinancial, Inc.
6.625% due 06/01/2015	10,000	10,504

Citigroup Capital XXI
8.300% due 12/21/2077	420,796	428,160

Citigroup Funding, Inc.
0.579% due 04/30/2012	15	15
1.299% due 05/07/2010	164,774	164,913
1.875% due 10/22/2012	200,400	202,124

Citigroup, Inc.
0.340% due 05/18/2011	130,400	129,602
0.377% due 03/07/2014	21,000	19,645
0.382% due 03/16/2012	49,974	48,761
0.400% due 05/18/2010	246,363	246,371
0.400% due 08/13/2010	11,048	11,045
0.524% due 06/09/2016	39,900	34,192
1.950% due 05/15/2018	1,000	943
2.125% due 04/30/2012	32,371	32,980
4.875% due 05/07/2015	46,805	46,243
5.000% due 09/15/2014	77,215	77,182
5.100% due 09/29/2011	28,550	29,769
5.125% due 02/14/2011	58,114	59,871
5.250% due 02/27/2012	10,200	10,687
5.300% due 10/17/2012	202,850	213,179
5.500% due 08/27/2012	177,850	187,581
5.500% due 04/11/2013	732,235	769,952
5.500% due 10/15/2014	81	84
5.500% due 02/15/2017	5,625	5,562
5.625% due 08/27/2012	31,217	32,742
5.850% due 07/02/2013	24,500	25,766
5.875% due 02/22/2033	75	65
6.000% due 02/21/2012	1,100	1,167
6.000% due 08/15/2017	85,842	87,907
6.010% due 01/15/2015	10,563	11,108
6.125% due 11/21/2017	161,540	166,387
6.125% due 05/15/2018	145,520	148,927

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 08/12/2014	$75	$80
6.500% due 08/19/2013	207,776	224,155
6.875% due 03/05/2038	15	15
7.250% due 10/01/2010	110,934	114,205
8.125% due 07/15/2039	135,949	157,419
8.500% due 05/22/2019	86,896	101,590

CNA Financial Corp.
5.850% due 12/15/2014	38,500	39,216
6.000% due 08/15/2011	28,500	29,745
6.500% due 08/15/2016	6,250	6,409

Comerica Bank
0.319% due 06/30/2010	6,200	6,197
0.350% due 05/10/2010	2,500	2,498
0.362% due 05/24/2011	10,500	10,346

Commonwealth Bank of Australia
2.400% due 01/12/2012	700	713

Corp. Andina de Fomento
5.750% due 01/12/2017	165	168
6.875% due 03/15/2012	55	60
8.125% due 06/04/2019	40	47

Countrywide Financial Corp.
0.689% due 05/07/2012	39,000	38,488
4.500% due 06/15/2010	21,816	21,985
5.800% due 06/07/2012	204,479	217,473
6.250% due 05/15/2016	25,255	25,949

Countrywide Home Loans, Inc.
4.000% due 03/22/2011	100,021	102,853

Credit Agricole S.A.
0.302% due 05/28/2010	3,800	3,800
6.637% due 05/29/2049	38,647	33,916

Credit Suisse New York
5.000% due 05/15/2013	230,000	247,377
6.000% due 02/15/2018	115	122

Credit Suisse USA, Inc.
0.450% due 08/15/2010	35,361	35,392
0.450% due 08/16/2011	11,595	11,609
4.875% due 08/15/2010	60	61
5.125% due 08/15/2015	55	59
5.375% due 03/02/2016	250	266
5.500% due 08/16/2011	400	423
5.500% due 08/15/2013	100	109
6.125% due 11/15/2011	9,300	9,995
7.125% due 07/15/2032	40	47

Danske Bank A/S
2.500% due 05/10/2012	100	102

DBS Bank Ltd.
0.470% due 05/16/2017	22,000	21,028
5.000% due 11/15/2019	8,000	8,163

Deutsche Bank AG
1.050% due 02/17/2015	11,700	11,495
4.875% due 05/20/2013	275,385	295,324
6.000% due 09/01/2017	365,050	400,721

Discover Financial Services
0.786% due 06/11/2010	20,440	20,419

Duke University
5.150% due 04/01/2019	5,300	5,631

East Lane Re Ltd.
6.249% due 05/07/2012	45,000	44,905

El Paso Performance-Linked Trust
7.750% due 07/15/2011	20,350	21,170

European Investment Bank
4.625% due 05/15/2014	77	83
5.125% due 09/13/2016	39	43

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ferrellgas Escrow LLC
6.750% due 05/01/2014	$350	$348

FIA Card Services N.A.
6.625% due 06/15/2012	10,000	10,838
7.125% due 11/15/2012	23,285	25,529

Fibria Overseas Finance Ltd.
9.250% due 10/30/2019	4,000	4,580

Fifth Third Bancorp
0.673% due 12/20/2016	29,030	24,818
6.250% due 05/01/2013	100,180	107,813

First Union Capital I
7.935% due 01/15/2027	4,405	4,393

First Union Institutional Capital II
7.850% due 01/01/2027	9,500	9,332

Fleet Capital Trust V
1.258% due 12/18/2028	800	552

FNBC 1993-A Pass-Through Trust
8.080% due 01/05/2018	202	218

Ford Motor Credit Co. LLC
3.001% due 01/13/2012	68,300	66,422
5.507% due 06/15/2011	12,275	12,536
7.000% due 10/01/2013	23,800	24,646
7.250% due 10/25/2011	28,200	29,166
7.375% due 02/01/2011	15,100	15,480
7.500% due 08/01/2012	4,800	4,973
7.800% due 06/01/2012	2,200	2,283
7.875% due 06/15/2010	112,628	113,681
8.000% due 06/01/2014	10,825	11,406
8.000% due 12/15/2016	175,319	184,864
8.125% due 01/15/2020	7,000	7,355
8.625% due 11/01/2010	23,300	23,869
8.700% due 10/01/2014	4,000	4,341
9.750% due 09/15/2010	49,265	50,452
9.875% due 08/10/2011	5,000	5,305
12.000% due 05/15/2015	52,000	62,182

Foundation Re II Ltd.
7.000% due 11/26/2010	43,850	43,479

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	1,600	1,792

GATX Financial Corp.
5.500% due 02/15/2012	7,080	7,397
6.273% due 06/15/2011	10,355	10,778

General Electric Capital Corp.
0.383% due 03/20/2014	200	191
0.383% due 06/20/2014	38,000	35,413
0.393% due 12/20/2013	5,000	4,750
0.399% due 05/08/2013	400	389
0.407% due 09/15/2014	1,100	1,036
0.444% due 10/06/2015	13,500	12,504
0.450% due 01/08/2016	82,900	76,088
0.450% due 05/11/2016	4,900	4,456
0.517% due 09/15/2014	14	13
0.629% due 05/05/2026	29,950	24,654
1.151% due 05/22/2013	3,305	3,297
2.000% due 09/28/2012	100	101
2.125% due 12/21/2012	50,000	50,687
2.200% due 06/08/2012	400	408
2.250% due 03/12/2012	403	412
2.625% due 12/28/2012	89,200	91,660
4.000% due 05/15/2010	100	100
4.250% due 06/15/2012	1,596	1,664
4.875% due 03/04/2015	350	368
5.400% due 02/15/2017	6,400	6,701
5.625% due 09/15/2017	565	596

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 05/01/2018	$2,292	$2,399
5.875% due 01/14/2038	548,287	523,016
6.000% due 06/15/2012	1,005	1,090
6.375% due 11/15/2067	249,800	236,061
6.750% due 03/15/2032	250	265
6.875% due 01/10/2039	248,176	268,559
8.125% due 05/15/2012	250	278

Genworth Financial, Inc.
6.500% due 06/15/2034	160	139
6.515% due 05/22/2018	15,000	14,800

Genworth Global Funding Trusts
0.390% due 05/15/2012	12,000	11,483
0.417% due 12/15/2010	6,160	6,127
0.441% due 04/15/2014	500	433

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013	20,000	20,424

Glen Meadow Pass-Through Trust
6.505% due 02/12/2067	22,700	19,352

Glitnir Banki HF
4.762% due 04/20/2010 (a)	1,800	540

GMAC, Inc.
2.452% due 12/01/2014	10,000	8,817
5.375% due 06/06/2011	6,000	6,015
6.000% due 04/01/2011	24,000	24,016
6.000% due 12/15/2011	1,630	1,631
6.000% due 05/23/2012	8,187	8,146
6.500% due 12/15/2018	200	166
6.625% due 05/15/2012	57,517	57,952
6.700% due 06/15/2018	100	85
6.850% due 04/15/2016	200	178
6.875% due 09/15/2011	108,792	110,636
6.875% due 08/28/2012	12,000	12,142
7.000% due 02/01/2012	11,000	11,302
7.000% due 02/01/2012 (n)	72,405	73,579
7.000% due 02/15/2018	100	87
7.200% due 10/15/2017	125	112
7.250% due 03/02/2011	22,800	23,313
7.250% due 09/15/2017	200	180
7.375% due 04/15/2018	100	89
7.500% due 12/31/2013	4,741	4,871
8.000% due 11/01/2031	1,100	1,049
8.300% due 02/12/2015	125,000	131,562

Golden West Financial Corp.
4.750% due 10/01/2012	100	105

Goldman Sachs Capital I
6.345% due 02/15/2034	750	695

Goldman Sachs Capital II
5.793% due 12/29/2049	25,200	21,483

Goldman Sachs Group, Inc.
0.351% due 06/28/2010	69,464	69,485
0.429% due 02/06/2012	78,765	78,382
0.551% due 06/28/2010	6,475	6,480
0.649% due 07/22/2015	6,006	5,815
0.652% due 10/07/2011	2,700	2,703
0.701% due 03/22/2016	34,600	32,882
0.751% due 01/12/2015	20,000	19,580
0.851% due 09/29/2014	12,500	12,189
1.028% due 12/05/2011	25	25
1.625% due 07/15/2011	262	265
3.625% due 08/01/2012	120	124
4.750% due 07/15/2013	500	529
5.000% due 01/15/2011	1,500	1,549
5.125% due 01/15/2015	12	13
5.250% due 04/01/2013	82	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 10/15/2013	$4,915	$5,288
5.300% due 02/14/2012	11,630	12,385
5.350% due 01/15/2016	16,955	17,876
5.450% due 11/01/2012	446	482
5.500% due 11/15/2014	148	159
5.625% due 01/15/2017	450	462
5.700% due 09/01/2012	2,395	2,599
5.750% due 10/01/2016	1,200	1,284
5.950% due 01/18/2018	304,565	319,992
5.950% due 01/15/2027	190	183
6.125% due 02/15/2033	20,010	19,838
6.150% due 04/01/2018	318,890	337,944
6.250% due 09/01/2017	419,900	452,081
6.450% due 05/01/2036	155	150
6.600% due 01/15/2012	12,975	14,084
6.750% due 10/01/2037	331,724	332,338
6.875% due 01/15/2011	195	204
7.500% due 02/15/2019	37,153	42,529

Hartford Life Global Funding Trusts
0.437% due 06/16/2014	400	372

HBOS Capital Funding LP
6.071% due 06/29/2049	10,000	7,850

HBOS PLC
6.750% due 05/21/2018	250,700	230,692

HCP, Inc.
5.625% due 02/28/2013	3,225	3,341
5.650% due 12/15/2013	2,530	2,647
5.950% due 09/15/2011	12,350	12,886
6.000% due 01/30/2017	1,700	1,695
6.300% due 09/15/2016	13,000	13,222
6.700% due 01/30/2018	27,900	28,474

Health Care REIT, Inc.
5.875% due 05/15/2015	5,000	5,252

HSBC Bank USA N.A.
4.625% due 04/01/2014	75	78
5.875% due 11/01/2034	3,000	2,920
6.000% due 08/09/2017	14,400	15,569

HSBC Capital Funding LP
4.610% due 12/29/2049	400	369
9.547% due 12/29/2049	43,400	44,376
10.176% due 12/29/2049	66,160	85,530

HSBC Finance Capital Trust IX
5.911% due 11/30/2035	7,900	7,070

HSBC Finance Corp.
0.500% due 05/10/2010	61,008	61,025
0.519% due 04/24/2012	500	496
0.601% due 07/19/2012	4,800	4,737
0.682% due 06/01/2016	28,100	26,679
1.749% due 10/20/2010	26,300	26,325
4.625% due 09/15/2010	278	283
5.700% due 06/01/2011	230	240
6.750% due 05/15/2011	2,100	2,208
7.000% due 05/15/2012	315	344

HSBC Holdings PLC
6.500% due 05/02/2036	192,600	199,100
6.500% due 09/15/2037	111,000	115,435

HSBC USA, Inc.
3.125% due 12/16/2011	1,200	1,243

Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	150	148

ILFC E-Capital Trust I
5.900% due 12/21/2065	32,706	25,511

ILFC E-Capital Trust II
6.250% due 12/21/2065	36,420	28,408

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Bank NV
0.881% due 01/13/2012	$58,000	$57,908
2.625% due 02/09/2012	13,700	14,030
3.900% due 03/19/2014	2,600	2,732

International Bank for Reconstruction & Development
5.000% due 04/01/2016	69	76

International Lease Finance Corp.
0.472% due 05/24/2010	139,149	139,158
0.571% due 07/15/2011	39,270	36,888
0.581% due 07/01/2011	70,695	66,416
0.601% due 07/13/2012	10,630	9,478
4.750% due 01/13/2012	33,733	32,961
4.875% due 09/01/2010	154,891	154,905
4.950% due 02/01/2011	20,900	20,920
5.000% due 04/15/2010	46,945	46,950
5.000% due 09/15/2012	12,000	11,538
5.125% due 11/01/2010	67,787	67,877
5.250% due 01/10/2013	15,000	14,310
5.300% due 05/01/2012	81,300	79,002
5.350% due 03/01/2012	141,054	138,250
5.400% due 02/15/2012	119,601	117,737
5.450% due 03/24/2011	83,245	83,355
5.550% due 09/05/2012	12,065	11,756
5.625% due 09/15/2010	68,502	68,993
5.625% due 09/20/2013	33,397	31,527
5.750% due 06/15/2011	141,896	142,659
5.875% due 05/01/2013	5,475	5,261
6.375% due 03/25/2013	650	636
6.625% due 11/15/2013	26,667	25,975
7.900% due 08/15/2010	900	902

iStar Financial, Inc.
5.150% due 03/01/2012	10,000	8,850
5.800% due 03/15/2011	400	384
5.950% due 10/15/2013	10,000	8,100

Jackson National Life Funding LLC
0.524% due 08/06/2011	31,600	30,990

John Deere Capital Corp.
4.950% due 12/17/2012	85	92
5.650% due 07/25/2011	9,000	9,542
7.000% due 03/15/2012	175	194

JPMorgan Chase & Co.
0.289% due 05/07/2010	1,781	1,781
0.376% due 06/25/2012	28,300	28,178
0.378% due 12/21/2011	2,500	2,495
0.399% due 11/01/2012	3,500	3,474
3.125% due 12/01/2011	400	414
4.500% due 01/15/2012	4,000	4,219
4.750% due 05/01/2013	753	803
4.750% due 03/01/2015	300	315
4.875% due 03/15/2014	645	675
5.125% due 09/15/2014	14,015	14,820
5.250% due 05/01/2015	700	738
5.600% due 06/01/2011	132	139
5.750% due 01/02/2013	40,135	43,585
6.000% due 01/15/2018	157,485	171,227
6.125% due 06/27/2017	15	16
6.300% due 04/23/2019	13,000	14,371
6.400% due 05/15/2038	36,748	39,811
6.625% due 03/15/2012	1,300	1,414
7.875% due 06/15/2010	80	81

JPMorgan Chase & Co., Inc. CPI Linked Bond
0.615% due 02/15/2012	600	603

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Bank N.A.
0.587% due 06/13/2016	$30,565	$28,726
5.875% due 06/13/2016	20	22
6.000% due 10/01/2017	323,900	345,748

JPMorgan Chase Capital XIII
1.201% due 09/30/2034	25	20

JPMorgan Chase Capital XV
5.875% due 03/15/2035	12,135	11,076

JPMorgan Chase Capital XX
6.550% due 09/15/2066	37,900	35,674

JPMorgan Chase Capital XXI
1.199% due 01/15/2087	24,000	18,459

JPMorgan Chase Capital XXIII
1.250% due 05/15/2077	4,278	3,238

JPMorgan Chase Capital XXVII
7.000% due 11/01/2039	50,000	51,186

KeyBank N.A.
2.502% due 06/02/2010	232,100	232,880
7.413% due 10/15/2027	91,450	93,655

KeyCorp
6.500% due 05/14/2013	100,000	106,866

Kimco Realty Corp.
5.700% due 05/01/2017	2,000	2,008

Kreditanstalt fuer Wiederaufbau
4.000% due 01/27/2020	138,600	138,393
4.875% due 06/17/2019	23,600	25,367

Landwirtschaftliche Rentenbank
4.875% due 11/16/2015	175	191

LBG Capital No.1 PLC
7.875% due 11/01/2020	44,361	40,147
8.500% due 12/29/2049	39,400	34,475

LeasePlan Corp. NV
3.000% due 05/07/2012	205,000	211,937

Lehman Brothers Holdings, Inc.
2.951% due 05/25/2010 (a)	108,850	25,580
3.011% due 12/23/2010 (a)	100	24
5.625% due 01/24/2013 (a)	152,570	36,617
5.750% due 01/03/2017 (a)	200	1
6.200% due 09/26/2014 (a)	49,670	11,797
6.625% due 01/18/2012 (a)	350	83
6.750% due 12/28/2017 (a)	20,000	100
6.875% due 05/02/2018 (a)	122,732	29,609
7.000% due 04/16/2019 (a)	90	18
7.500% due 05/11/2038 (a)	85,000	425

Liberty Mutual Group, Inc.
5.750% due 03/15/2014	10,200	10,686

Lloyds TSB Bank PLC
5.800% due 01/13/2020	51,400	50,242
12.000% due 12/29/2049	1,215,200	1,356,252

Longpoint Re Ltd.
5.507% due 11/08/2011	87,500	87,522

M&I Marshall & Ilsley Bank
5.250% due 09/04/2012	125	125

Macquarie Bank Ltd.
2.600% due 01/20/2012	200,000	204,227
3.300% due 07/17/2014	177,300	179,866

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014	21,000	21,743
5.750% due 09/15/2015	83,000	87,980
9.250% due 04/15/2019	12,250	15,280

Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039	155	198

MBNA Capital B
1.049% due 02/01/2027	10,900	7,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MBNA Corp.
5.000% due 05/04/2010	$40	$40
6.125% due 03/01/2013	20,100	21,600

Mellon Funding Corp.
5.000% due 12/01/2014	100	108

Mercantile Bankshares Corp.
4.625% due 04/15/2013	3,390	3,458

Merrill Lynch & Co., Inc.
0.449% due 07/25/2011	147,030	146,237
0.449% due 11/01/2011	123,800	122,383
0.450% due 02/15/2011	37,250	36,613
0.482% due 06/05/2012	128,460	126,111
0.711% due 01/15/2015	30,900	28,815
2.500% due 05/12/2010	113,145	113,400
5.000% due 01/15/2015	2,700	2,765
5.450% due 02/05/2013	1,179	1,248
5.450% due 07/15/2014	90	94
5.700% due 05/02/2017	10	10
6.050% due 08/15/2012	540,938	578,043
6.150% due 04/25/2013	73,525	79,220
6.220% due 09/15/2026	115	111
6.400% due 08/28/2017	256,710	270,858
6.750% due 06/01/2028	115	113
6.875% due 04/25/2018	663,985	716,668
7.750% due 05/14/2038	425	473

Metlife Capital Trust IV
7.875% due 12/15/2067	10,400	10,712

MetLife Capital Trust X
9.250% due 04/08/2068	1,700	1,930

MetLife, Inc.
5.375% due 12/15/2012	200	217
6.400% due 12/15/2066	70,810	64,437

Metropolitan Life Global Funding I
0.290% due 05/17/2010	68,800	68,817
0.410% due 05/18/2010	6,350	6,352
0.507% due 03/15/2012	400	395
5.125% due 11/09/2011	4,325	4,517
5.125% due 04/10/2013	106,770	114,708

Mizuho Financial Group Cayman Ltd.
8.375% due 01/29/2049	200	202

Monumental Global Funding Ltd.
0.637% due 06/15/2011	60,000	57,842
5.500% due 04/22/2013	52,400	55,858

Morgan Stanley
0.349% due 05/07/2010	199,213	199,250
0.499% due 01/09/2012	70,950	70,178
0.501% due 01/18/2011	44,485	44,497
0.540% due 04/19/2012	50,500	49,380
0.549% due 01/09/2014	26,580	25,436
0.701% due 10/18/2016	97,100	88,921
0.731% due 10/15/2015	41,920	38,884
2.250% due 03/13/2012	365	373
2.350% due 05/14/2010	444,461	445,432
3.250% due 12/01/2011	100	104
4.100% due 01/26/2015	173,000	172,256
4.200% due 11/20/2014	5	5
4.250% due 05/15/2010	2,500	2,509
4.720% due 05/01/2014	250	245
4.750% due 04/01/2014	6,159	6,294
5.050% due 01/21/2011	16,200	16,727
5.300% due 03/01/2013	7,439	7,922
5.375% due 10/15/2015	4,500	4,678
5.550% due 04/27/2017	3,395	3,475
5.625% due 01/09/2012	1,604	1,700

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 08/31/2012	$312,375	$335,331
5.750% due 10/18/2016	17,600	18,313
5.950% due 12/28/2017	113,700	116,974
6.000% due 05/13/2014	200	216
6.000% due 04/28/2015	119,635	128,291
6.250% due 08/28/2017	33,400	35,096
6.250% due 08/09/2026	225	230
6.600% due 04/01/2012	2,015	2,187
6.625% due 04/01/2018	13,700	14,635
6.750% due 04/15/2011	12,624	13,330
7.300% due 05/13/2019	425	470

MUFG Capital Finance 1 Ltd.
6.346% due 07/29/2049	22,800	22,634

Mystic Re Ltd.
10.252% due 06/07/2011	12,200	12,423

National Australia Bank Ltd.
0.443% due 06/19/2017	75,200	72,648
0.481% due 06/29/2016	10,000	9,769
5.350% due 06/12/2013	186,330	200,951

National Capital Trust II
5.486% due 12/29/2049	27	25

National City Bank
0.348% due 06/18/2010	3,615	3,613
0.607% due 12/15/2016	8,090	7,261
0.622% due 06/07/2017	10,000	8,925
4.625% due 05/01/2013	8,400	8,769
6.200% due 12/15/2011	30,600	32,994

National City Bank of Kentucky
6.300% due 02/15/2011	2,900	2,981

National City Corp.
0.427% due 06/16/2010	2,355	2,352

National Rural Utilities Cooperative Finance Corp.
1.026% due 07/01/2010	6,535	6,548
7.250% due 03/01/2012	280	308
10.375% due 11/01/2018	252	336

Nationwide Building Society
4.650% due 02/25/2015	88,000	87,855

Nationwide Health Properties, Inc.
6.500% due 07/15/2011	13,000	13,442

Nationwide Life Global Funding I
0.451% due 05/19/2010	46,400	46,330
5.450% due 10/02/2012	6,900	7,112

New England Mutual Life Insurance Co.
7.875% due 02/15/2024	5,500	5,825

New York Community Bank
3.000% due 12/16/2011	200	207

New York Life Global Funding
4.650% due 05/09/2013	14,600	15,642

New York Life Insurance Co.
6.750% due 11/15/2039	50,000	54,963

Nippon Life Insurance Co.
4.875% due 08/09/2010	2,500	2,523

Northern Rock Asset Management PLC
5.625% due 06/22/2017	12,500	12,245

NSG Holdings LLC
7.750% due 12/15/2025	800	724

OMX Timber Finance Investments I LLC
5.420% due 01/29/2020	47,100	45,761

ORIX Corp.
5.480% due 11/22/2011	20,000	20,722

PACCAR Financial Corp.
1.001% due 04/01/2011	10,000	10,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
0.481% due 06/22/2011	$17,406	$17,306
5.150% due 04/15/2013	11,700	12,344

Pacific Life Insurance Co.
9.250% due 06/15/2039	70,165	87,196

Pacific LifeCorp
6.000% due 02/10/2020	76,900	75,198

Pearson Dollar Finance PLC
5.500% due 05/06/2013	25,000	26,632
5.700% due 06/01/2014	5,000	5,410
6.250% due 05/06/2018	28,000	29,999

Petroleum Export Ltd.
5.265% due 06/15/2011	13,149	13,006

Piper Jaffray Cos.
4.351% due 12/31/2010	19,600	19,484

PMI Group, Inc.
6.000% due 09/15/2016	9,500	6,258

PNC Funding Corp.
0.389% due 01/31/2012	9,000	8,937
5.125% due 12/14/2010	150	155

PNC Preferred Funding Trust III
8.700% due 03/29/2049	100	105

Pricoa Global Funding I
0.349% due 01/30/2012	3,100	3,032
0.451% due 09/27/2013	2,000	1,908
1.052% due 06/04/2010	23,875	23,904
5.300% due 09/27/2013	21,000	22,863

Princeton University
4.950% due 03/01/2019	6,800	7,199
5.700% due 03/01/2039	10,000	10,428

Principal Life Income Funding Trusts
0.410% due 11/15/2010	1,000	997
5.100% due 04/15/2014	100	105
5.300% due 04/24/2013	148,900	159,951
5.550% due 04/27/2015	237,300	251,389

Progressive Corp.
6.700% due 06/15/2067	19,800	19,468

Protective Life Secured Trusts
0.389% due 11/09/2010	1,000	998

Prudential Financial, Inc.
4.671% due 06/10/2013	20,000	19,755
6.000% due 12/01/2017	40,000	42,390
6.100% due 06/15/2017	307	325
6.625% due 12/01/2037	8,200	8,629

Prudential Holdings LLC
8.695% due 12/18/2023	4,205	4,854

Prudential Insurance Co. of America
8.100% due 07/15/2015	2,245	2,476

Rabobank Nederland NV
2.650% due 08/17/2012	300	306
11.000% due 06/29/2049	270,936	349,678

RBS Capital Trust I
4.709% due 12/29/2049	1,690	1,031

Regions Bank
7.500% due 05/15/2018	141,786	140,882

Regions Financial Corp.
0.421% due 06/26/2012	8,670	7,930
6.375% due 05/15/2012	125	125
7.375% due 12/10/2037	2,900	2,527
7.750% due 11/10/2014	18,370	19,346

Republic New York Corp.
0.633% due 01/29/2049	5,000	4,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Reinsurance 2007 Ltd.
6.252% due 06/07/2010	$12,500	$12,578
7.502% due 06/07/2010	12,500	12,577
8.002% due 06/07/2010	12,500	12,599
10.502% due 06/07/2010	1,500	1,518

Residential Reinsurance 2008 Ltd.
7.002% due 06/06/2011	16,000	16,118

Resona Bank Ltd.
5.850% due 09/29/2049	38,450	36,324

Royal Bank of Canada
5.650% due 07/20/2011	125	133

Royal Bank of Scotland Group PLC
0.512% due 03/30/2012	380,000	380,496
0.650% due 04/08/2011	2,100	2,104
1.149% due 04/23/2012	51,100	51,839
1.450% due 10/20/2011	1,000,000	1,004,729
2.625% due 05/11/2012	42,365	43,275
4.875% due 08/25/2014	42,400	42,711
4.875% due 03/16/2015	104,943	105,022
5.000% due 11/12/2013	24	23
5.000% due 10/01/2014	4,200	4,023
6.375% due 02/01/2011	9,110	9,248
6.990% due 10/29/2049	92,200	65,923
7.640% due 03/29/2049	131,675	83,614
7.648% due 08/29/2049	11,395	9,600

Santander Issuances S.A. Unipersonal
5.911% due 06/20/2016	7,900	8,004

Simon Property Group LP
4.600% due 06/15/2010	8,000	8,054
5.100% due 06/15/2015	200	206
5.250% due 12/01/2016	11,700	11,604
5.600% due 09/01/2011	5,000	5,201
5.750% due 12/01/2015	1,200	1,271
5.875% due 03/01/2017	8,000	8,273
6.100% due 05/01/2016	10,000	10,535
6.125% due 05/30/2018	2,000	2,072

SLM Corp.
0.409% due 07/26/2010	3,000	2,960
0.457% due 03/15/2011	89,275	87,103
0.479% due 10/25/2011	195,750	186,219
0.549% due 01/27/2014	98,418	85,227
4.000% due 07/25/2014	5,000	4,234
4.770% due 10/01/2010	300	299
4.841% due 01/31/2014	9,400	7,970
4.871% due 01/01/2014	7,701	6,542
5.000% due 10/01/2013	44,700	42,735
5.000% due 06/15/2018	10,000	8,264
5.050% due 11/14/2014	10,000	9,262
5.125% due 08/27/2012	25,010	24,863
5.140% due 06/15/2016	100,000	77,969
5.375% due 01/15/2013	46,420	45,873
5.375% due 05/15/2014	16,600	15,736
5.400% due 10/25/2011	14,270	14,409
5.450% due 04/25/2011	38,400	39,091
8.450% due 06/15/2018	84,200	85,281

SLM Corp. CPI Linked Bond
3.963% due 11/21/2013	270	234
4.106% due 03/15/2012	2,000	1,825

Societe Generale
5.922% due 04/29/2049	1,800	1,556

Source One Mortgage Corp.
9.000% due 06/01/2012	9,200	10,148

Sovereign Bank
8.750% due 05/30/2018	10,000	11,315

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Capital Trust III
8.250% due 03/15/2042	$11,700	$12,117

State Street Capital Trust IV
1.257% due 06/01/2077	65,500	49,462

State Street Corp.
7.650% due 06/15/2010	175	177

Sun Life Financial Global Funding LP
0.418% due 07/06/2011	47,400	46,862
0.508% due 07/06/2010	46,191	46,200

SunTrust Bank
0.361% due 05/21/2012	9,050	8,739
3.000% due 11/16/2011	2,000	2,066
6.375% due 04/01/2011	200	209

SunTrust Banks, Inc.
5.250% due 11/05/2012	1,045	1,103

Svensk ExportKredit AB
4.875% due 09/29/2011	125	132
5.125% due 03/01/2017	75	82

Svenska Handelsbanken AB
1.257% due 09/14/2012	51,000	51,407
2.875% due 09/14/2012	170	173

Swedbank AB
2.800% due 02/10/2012	1,500	1,539

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	100,000	108,833

Temasek Financial I Ltd.
4.300% due 10/25/2019	156,300	155,293
5.375% due 11/23/2039	50,000	48,823

TNK-BP Finance S.A.
6.125% due 03/20/2012	39,300	41,118
7.250% due 02/02/2020	2,100	2,200
7.500% due 03/13/2013	57,600	62,669
7.500% due 07/18/2016	5,900	6,475
7.875% due 03/13/2018	7,200	7,933

Toll Road Investors Partnership II LP
0.000% due 02/15/2045	1,003	85

TransCapitalInvest Ltd. for OJSC AK Transneft
5.670% due 03/05/2014	6,000	6,300
6.103% due 06/27/2012	28,025	29,744
7.700% due 08/07/2013	3,100	3,449
8.700% due 08/07/2018	83,600	100,493

Travelers Cos., Inc.
6.250% due 06/15/2037	125	133
6.250% due 03/15/2067	7,000	6,900

Travelers Property Casualty Corp.
5.000% due 03/15/2013	70	75
6.375% due 03/15/2033	33	35

U.S. Bancorp
4.500% due 07/29/2010	150	152

U.S. Bank N.A.
6.375% due 08/01/2011	3,000	3,195

U.S. Central Federal Credit Union
1.900% due 10/19/2012	49,100	49,583

UBS AG
1.159% due 04/22/2010	23,000	23,009
1.169% due 05/05/2010	5,900	5,903
1.173% due 06/19/2010	22,205	22,247
1.352% due 02/23/2012	318,000	319,691
5.750% due 04/25/2018	173,875	178,389
5.875% due 12/20/2017	188,225	195,205

UBS Preferred Funding Trust I
8.622% due 10/29/2049	63,500	62,884

UBS Preferred Funding Trust II
7.247% due 06/29/2049	8,000	7,709

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Preferred Funding Trust V
6.243% due 05/29/2049	$25,675	$23,364

UFJ Finance Aruba AEC
6.750% due 07/15/2013	3,700	4,151

Union Planters Corp.
7.750% due 03/01/2011	500	508

USB Capital IX
6.189% due 10/29/2049	30,800	26,642

USB Realty Corp.
6.091% due 12/29/2049	38,000	31,017

Ventas Realty LP
6.500% due 06/01/2016	1,100	1,125
6.750% due 04/01/2017	190	195
7.125% due 06/01/2015	74	77

Vita Capital III Ltd.
1.351% due 01/01/2011	8,000	7,870

VTB Capital S.A.
6.875% due 05/29/2018	15,000	15,694

Wachovia Bank N.A.
0.312% due 05/25/2010	13,600	13,604
0.322% due 12/02/2010	50,950	50,975
0.587% due 03/15/2016	200	184
0.629% due 11/03/2014	5,200	4,918
1.150% due 05/14/2010	7,604	7,613
5.600% due 03/15/2016	19,800	20,780
6.600% due 01/15/2038	10,127	10,453
7.800% due 08/18/2010	6,750	6,925

Wachovia Capital Trust I
7.640% due 01/15/2027	1,370	1,338

Wachovia Capital Trust II
0.751% due 01/15/2027	25	18

Wachovia Capital Trust III
5.800% due 12/31/2049	162,615	139,442

Wachovia Capital Trust V
7.965% due 06/01/2027	5,361	5,288

Wachovia Corp.
0.319% due 07/26/2010 (n)	6,525	6,527
0.377% due 03/15/2011	54,100	53,945
0.379% due 04/23/2012	47,175	46,720
0.381% due 10/15/2011	112,325	111,863
0.402% due 03/01/2012	43,975	43,675
0.439% due 08/01/2013	14,050	13,649
0.527% due 06/15/2017	1,300	1,182
0.589% due 10/28/2015	5,500	5,109
0.621% due 10/15/2016	58,870	54,040
2.019% due 05/01/2013	25,000	25,743
4.875% due 02/15/2014	21,280	22,065
5.250% due 08/01/2014	2,900	3,049
5.300% due 10/15/2011	49,245	52,122
5.500% due 05/01/2013	166,304	179,730
5.500% due 08/01/2035	85	75
5.625% due 10/15/2016	92,200	97,244
5.700% due 08/01/2013	19,650	21,535
5.750% due 06/15/2017	22,525	24,012
5.750% due 02/01/2018	414,380	441,167

WEA Finance LLC
6.750% due 09/02/2019	5	5

Wells Fargo & Co.
0.471% due 08/20/2010	15	15
3.750% due 10/01/2014	205	208
4.375% due 01/31/2013	26,740	28,239
4.625% due 08/09/2010	25,000	25,368
5.000% due 11/15/2014	100	105
5.125% due 09/01/2012	300	319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 10/23/2012	$1,000	$1,078
5.625% due 12/11/2017	2,575	2,735

Wells Fargo Bank N.A.
0.460% due 05/16/2016	1,500	1,372
4.750% due 02/09/2015	13,600	14,138
6.450% due 02/01/2011	5,672	5,939

Wells Fargo Capital X
5.950% due 12/15/2086	16,700	15,395

Wells Fargo Capital XIII
7.700% due 12/29/2049	250,304	259,690

Western Corporate Federal Credit Union
1.750% due 11/02/2012	195,000	195,685

Westpac Banking Corp.
3.250% due 12/16/2011	7,600	7,862

White Nights Finance BV for Gazprom
10.500% due 03/08/2014	17,300	20,599
10.500% due 03/25/2014	7,800	9,290

Williams Cos., Inc. Credit Linked Certificate Trust V
6.375% due 10/01/2010	15,050	15,330

WT Finance (Aust.) Pty Ltd.
4.375% due 11/15/2010	13	13

XL Capital Finance Europe PLC
6.500% due 01/15/2012	10,000	10,535

XL Capital Ltd.
5.250% due 09/15/2014	1,600	1,656

Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	11,250	11,807
5.800% due 11/15/2016	1,265	1,321

ZFS Finance USA Trust I
5.875% due 05/09/2062	146	138

		39,691,786

INDUSTRIALS 4.9%

Abbott Laboratories
5.875% due 05/15/2016	140	158

AES El Salvador Trust
6.750% due 02/01/2016	105	100

Aetna, Inc.
6.000% due 06/15/2016	15,000	16,458
6.500% due 09/15/2018	12,000	13,412

Agilent Technologies, Inc.
6.500% due 11/01/2017	710	768

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	60,066	61,974

Alcoa, Inc.
5.550% due 02/01/2017	2,300	2,312
5.720% due 02/23/2019	4,127	4,019
5.870% due 02/23/2022	2,000	1,841
6.000% due 07/15/2013	25,000	26,687
6.750% due 07/15/2018	33,000	34,254

Allied Waste North America, Inc.
6.875% due 06/01/2017	1,125	1,228

Altria Group, Inc.
8.500% due 11/10/2013	2,500	2,925
9.250% due 08/06/2019	45,525	55,409
9.700% due 11/10/2018	64,525	79,463
9.950% due 11/10/2038	185	244

America Movil SAB de C.V.
5.000% due 03/30/2020	124,000	122,867
5.625% due 11/15/2017	25	27
6.125% due 03/30/2040	105,000	103,130

America West Airlines 1998-1B Pass-Through Trust
6.870% due 07/02/2018	1,237	1,145

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust 2001-02
6.978% due 10/01/2012	$5,583	$5,584

American Airlines Pass-Through Trust 2003-01
3.857% due 07/09/2010	9	9

American Airlines Pass-Through Trust 2009-1A
10.375% due 07/02/2019	13,531	15,662

American Airlines, Inc.
10.500% due 10/15/2012	19,300	20,651

AmeriGas Partners LP
7.250% due 05/20/2015	800	816

AmerisourceBergen Corp.
5.625% due 09/15/2012	10,000	10,778

Amgen, Inc.
5.700% due 02/01/2019	28,026	30,760
5.850% due 06/01/2017	15,000	16,651
6.150% due 06/01/2018	4,500	5,072
6.375% due 06/01/2037	417	450
6.400% due 02/01/2039	30,015	32,541
6.900% due 06/01/2038	7,686	8,857

Anadarko Petroleum Corp.
6.125% due 03/15/2012	1,800	1,947
6.950% due 06/15/2019	55	62

Anheuser-Busch Cos., Inc.
5.500% due 01/15/2018	9,100	9,610
7.500% due 03/15/2012	500	554

Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/2014	370	401
5.375% due 01/15/2020	195	202
6.875% due 11/15/2019	325	374

Apache Corp.
6.000% due 09/15/2013	30	34
7.950% due 04/15/2026	150	182

ArcelorMittal
7.000% due 10/15/2039	70	72

Arrow Electronics, Inc.
6.000% due 04/01/2020	15,000	15,163

AstraZeneca PLC
5.400% due 09/15/2012	25	27
5.900% due 09/15/2017	69,200	77,409
6.450% due 09/15/2037	88,900	99,264

AutoZone, Inc.
4.750% due 11/15/2010	200	204
5.500% due 11/15/2015	10,050	10,681
5.875% due 10/15/2012	4,800	5,183
6.500% due 01/15/2014	40,000	44,315
6.950% due 06/15/2016	1,000	1,131
7.125% due 08/01/2018	27,000	30,657

Avnet, Inc.
6.625% due 09/15/2016	2,000	2,140

Avon Products, Inc.
5.125% due 01/15/2011	10,000	10,353
6.500% due 03/01/2019	28,300	31,849

Baker Hughes, Inc.
6.500% due 11/15/2013	40	46
6.875% due 01/15/2029	100	114

Barrick Australian Finance Pty Ltd.
5.950% due 10/15/2039	255	252

Baxter International, Inc.
5.375% due 06/01/2018	10,000	10,764

Berry Plastics Corp.
5.001% due 02/15/2015	1,100	1,056

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	$145	$156
5.125% due 03/29/2012	10,000	10,711
5.250% due 12/15/2015	82	90

Biomet, Inc.
10.000% due 10/15/2017	925	1,024
10.375% due 10/15/2017 (e)	4,500	4,972

Black & Decker Corp.
5.750% due 11/15/2016	25,000	27,392
8.950% due 04/15/2014	40,000	47,399

Boeing Co.
3.500% due 02/15/2015	115	117
8.750% due 08/15/2021	50	65

Boston Scientific Corp.
4.250% due 01/12/2011	575	583
5.125% due 01/12/2017	21,805	20,483
5.450% due 06/15/2014	2,000	2,016
6.000% due 06/15/2011	10,000	10,403
6.000% due 01/15/2020	500	473
6.400% due 06/15/2016	2,000	2,041

Bottling Group LLC
6.950% due 03/15/2014	70	81

Brown-Forman Corp.
0.351% due 04/01/2010	14,000	14,000

Brunswick Corp.
11.750% due 08/15/2013	18,000	20,250

Burlington Northern Santa Fe Corp.
7.290% due 06/01/2036	55	63

Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,223

Canadian National Railway Co.
6.250% due 08/01/2034	100	108

Canadian Natural Resources Ltd.
4.900% due 12/01/2014	90	96
5.700% due 05/15/2017	590	630
6.250% due 03/15/2038	20,000	20,750
6.500% due 02/15/2037	25,000	26,613
6.700% due 07/15/2011	12,860	13,718

Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	24,265
6.000% due 06/15/2017	10,600	11,195

Caterpillar, Inc.
5.700% due 08/15/2016	100	110
6.050% due 08/15/2036	100	106

CBS Corp.
5.625% due 08/15/2012	15,000	16,190

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	200	216

Centex Corp.
5.250% due 06/15/2015	4,500	4,432
5.700% due 05/15/2014	1,500	1,534
6.500% due 05/01/2016	19,120	19,885

Cenvous Energy, Inc.
4.500% due 09/15/2014	2,300	2,402

Chart Industries, Inc.
9.125% due 10/15/2015	800	804

Chesapeake Energy Corp.
7.250% due 12/15/2018	3,000	3,015
9.500% due 02/15/2015	3,685	4,026

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	2,000	2,010
9.500% due 05/15/2016	15	16

CIGNA Corp.
6.350% due 03/15/2018	20,000	21,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cisco Systems, Inc.
5.250% due 02/22/2011	$535	$557
5.500% due 02/22/2016	100	112

CITIC Resources Finance 2007 Ltd.
6.750% due 05/15/2014	17,900	18,348

CoBank ACB
7.875% due 04/16/2018	4,900	5,299

CODELCO, Inc.
6.150% due 10/24/2036	23,200	23,950
7.500% due 01/15/2019	900	1,064

Colgate-Palmolive Co.
5.980% due 04/25/2012	150	164

Colorado Interstate Gas Co.
6.850% due 06/15/2037	250	254

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	495	574

Comcast Cable Communications LLC
6.750% due 01/30/2011	250	261
7.125% due 06/15/2013	400	454

Comcast Corp.
4.950% due 06/15/2016	230	240
5.650% due 06/15/2035	435	404
5.700% due 05/15/2018	310	329
5.700% due 07/01/2019	15	16
5.850% due 11/15/2015	325	357
5.900% due 03/15/2016	5,000	5,468
6.300% due 11/15/2017	390	430
6.450% due 03/15/2037	22,000	22,476
6.500% due 01/15/2017	383	426
6.550% due 07/01/2039	120	125
7.050% due 03/15/2033	725	782

Commercial Metals Co.
6.500% due 07/15/2017	15,660	15,948
7.350% due 08/15/2018	13,000	13,698

Community Health Systems, Inc.
8.875% due 07/15/2015	2,500	2,594

Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,307
5.500% due 03/15/2013	2,000	2,150
6.500% due 03/15/2018	31,745	35,200

ConocoPhillips
5.900% due 10/15/2032	300	312

Continental Airlines 1998-3 Class A-1 Pass-Through Trust
6.820% due 11/01/2019	4,904	4,732

Continental Airlines 2000-2 Class A-1 Pass-Through Trust
7.707% due 10/02/2022	2,570	2,570

Continental Airlines 2000-2 Class A-2 Pass-Through Trust
7.487% due 04/02/2012	1,215	1,215

Continental Airlines 2001-1 Class A-2 Pass Through Trust
6.503% due 12/15/2012	9,220	9,427

Continental Airlines 2009-1 Class A Pass-Through Trust
9.000% due 07/08/2016	3,674	3,968

Con-way, Inc.
7.250% due 01/15/2018	19,000	20,151

Costco Wholesale Corp.
5.500% due 03/15/2017	100	110

Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,472

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cox Communications, Inc.
5.450% due 12/15/2014	$40	$43
6.450% due 12/01/2036	5,000	5,054
8.375% due 03/01/2039	105	132

CRH America, Inc.
8.125% due 07/15/2018	10,000	11,794

Crown Americas LLC
7.625% due 11/15/2013	430	445

CSC Holdings LLC
6.750% due 04/15/2012	5,000	5,256

CSN Islands XI Corp.
6.875% due 09/21/2019	12,200	12,810

CSX Corp.
5.600% due 05/01/2017	21,200	22,404
6.250% due 03/15/2018	5,852	6,333
6.750% due 03/15/2011	10,000	10,523

CVS Caremark Corp.
0.552% due 06/01/2010	146,293	146,321
6.125% due 08/15/2016	6,745	7,443

CVS Pass-Through Trust
7.507% due 01/10/2032	99,791	111,283

Cytec Industries, Inc.
4.600% due 07/01/2013	2,000	2,087
6.000% due 10/01/2015	5,300	5,706
8.950% due 07/01/2017	7,000	8,457

Daimler Finance North America LLC
4.875% due 06/15/2010	19,300	19,441
5.750% due 09/08/2011	57,000	60,101
5.875% due 03/15/2011	50,500	52,552
6.500% due 11/15/2013	36,000	39,943
7.300% due 01/15/2012	8,200	8,933
7.750% due 01/18/2011	36,800	38,722
8.000% due 06/15/2010	300	304

Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	15,293

Delhaize America, Inc.
9.000% due 04/15/2031	80	102

Dell, Inc.
4.700% due 04/15/2013	149,700	160,920
5.650% due 04/15/2018	77,370	82,209
6.500% due 04/15/2038	95,000	100,801

Delta Air Lines, Inc.
7.570% due 05/18/2012	250	253
7.750% due 12/17/2019	5,014	5,265

Deluxe Corp.
5.125% due 10/01/2014	6,200	5,712

Devon Energy Corp.
5.625% due 01/15/2014	250	274

Devon Financing Corp. ULC
6.875% due 09/30/2011	55	59

Diageo Capital PLC
5.500% due 09/30/2016	50	54

DISH DBS Corp.
6.375% due 10/01/2011	16,000	16,680
7.000% due 10/01/2013	125	131
7.125% due 02/01/2016	1,250	1,280

Dow Chemical Co.
4.850% due 08/15/2012	26,000	27,511
5.700% due 05/15/2018	500	520
6.000% due 10/01/2012	3,400	3,703
6.850% due 08/15/2013	500	552
7.600% due 05/15/2014	250	286
8.550% due 05/15/2019	49,885	60,447

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DR Horton, Inc.
5.250% due 02/15/2015	$10,000	$9,700
5.625% due 09/15/2014	3,000	2,985
5.625% due 01/15/2016	13,000	12,561
6.125% due 01/15/2014	5,000	5,131
6.500% due 04/15/2016	51,500	51,886

E.I. Du Pont De Nemours & Co.
4.125% due 04/30/2010	200	200
4.750% due 11/15/2012	175	188
5.000% due 01/15/2013	300	324
5.250% due 12/15/2016	10,000	10,800

Eastman Kodak Co.
7.250% due 11/15/2013	80	77

Eaton Vance Corp.
6.500% due 10/02/2017	21,100	22,750

Ecopetrol S.A.
7.625% due 07/23/2019	74,515	83,084

El Paso Corp.
7.000% due 05/15/2011	10,850	11,286
7.000% due 06/15/2017	1,950	2,000
7.750% due 06/15/2010	7,150	7,238
7.875% due 06/15/2012	10,200	10,857
9.625% due 05/15/2012	13,050	14,168
10.750% due 10/01/2010	24,700	25,159

El Paso Natural Gas Co.
5.950% due 04/15/2017	3,295	3,449
8.375% due 06/15/2032	9,495	11,160

Emerson Electric Co.
4.500% due 05/01/2013	95	102

Enbridge Energy Partners LP
5.875% due 12/15/2016	50	55

Enbridge, Inc.
4.900% due 03/01/2015	50	54

EnCana Corp.
6.300% due 11/01/2011	10,000	10,734
6.500% due 05/15/2019	95	106
6.500% due 08/15/2034	100	106
6.625% due 08/15/2037	275	296

Energy Transfer Partners LP
5.650% due 08/01/2012	145	156
6.000% due 07/01/2013	435	471
6.125% due 02/15/2017	60	65
6.700% due 07/01/2018	1,000	1,094
7.500% due 07/01/2038	5,000	5,617
9.000% due 04/15/2019	40	49

Enterprise Products Operating LLC
4.950% due 06/01/2010	50	50
6.500% due 01/31/2019	25,000	27,673
7.500% due 02/01/2011	13,400	14,029
8.375% due 08/01/2066	2,000	2,032

Erac USA Finance LLC
5.800% due 10/15/2012	10,000	10,804
6.375% due 10/15/2017	1,900	2,058

Expedia, Inc.
8.500% due 07/01/2016	16,500	18,398

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	1,055

First Data Corp.
9.875% due 09/24/2015	4,500	3,904

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	500	597

FMC Corp.
5.200% due 12/15/2019	15,000	15,152

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortune Brands, Inc.
5.375% due 01/15/2016	$33,600	$35,036
8.625% due 11/15/2021	10,500	12,126

Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,568

Freeport-McMoRan Copper & Gold, Inc.
3.881% due 04/01/2015	35,530	35,930
8.375% due 04/01/2017	7,095	7,904

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	100	105

Gannett Co., Inc.
5.750% due 06/01/2011	6,200	6,332

GATX Corp.
4.750% due 10/01/2012	25,000	26,110

Gaz Capital S.A.
6.212% due 11/22/2016	41,800	43,263
6.510% due 03/07/2022	4,100	4,056
7.288% due 08/16/2037	43,160	43,429
7.343% due 04/11/2013	52,900	57,595
7.510% due 07/31/2013	35,000	38,194
8.146% due 04/11/2018	186,700	211,438
8.146% due 04/11/2018 (n)	3,000	3,390
8.625% due 04/28/2034	164,600	191,775
9.250% due 04/23/2019	10,400	12,350

Genentech, Inc.
4.750% due 07/15/2015	100	107

General Dynamics Corp.
4.500% due 08/15/2010	100	101

General Electric Co.
5.250% due 12/06/2017	31,848	33,450

General Mills, Inc.
5.250% due 08/15/2013	15,000	16,389
6.000% due 02/15/2012	10,000	10,885
11.973% due 10/15/2022	31,750	34,385

Georgia-Pacific LLC
7.000% due 01/15/2015	3,400	3,536
7.125% due 01/15/2017	300	314
7.700% due 06/15/2015	1,000	1,065
9.500% due 12/01/2011	1,855	2,040

Gerdau Holdings, Inc.
7.000% due 01/20/2020	86,100	91,266

GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014	100	106
4.850% due 05/15/2013	28,530	30,946
5.650% due 05/15/2018	100,045	108,811

Goodyear Tire & Rubber Co.
9.000% due 07/01/2015	1,600	1,660

Hanson Australia Funding Ltd.
5.250% due 03/15/2013	15,000	15,159

Hanson Ltd.
6.125% due 08/15/2016	73,000	72,295

Hasbro, Inc.
6.300% due 09/15/2017	8,995	9,642

HCA, Inc.
7.250% due 09/15/2020	2,000	2,032
8.500% due 04/15/2019	1,700	1,837
9.125% due 11/15/2014	2,075	2,197
9.250% due 11/15/2016	8,200	8,738
9.875% due 02/15/2017	5,225	5,721

Health Management Associates, Inc.
6.125% due 04/15/2016	16,000	15,320

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hewlett-Packard Co.
2.250% due 05/27/2011	$1,600	$1,625
2.950% due 08/15/2012	35	36
6.500% due 07/01/2012	175	194

Historic TW, Inc.
9.125% due 01/15/2013	12,125	14,173

HJ Heinz Co.
5.350% due 07/15/2013	27,500	29,842

HJ Heinz Finance Co.
6.000% due 03/15/2012	23,000	24,874

Home Depot, Inc.
4.625% due 08/15/2010	215	218
5.400% due 03/01/2016	3,000	3,244

Honeywell International, Inc.
5.300% due 03/01/2018	20	21
6.125% due 11/01/2011	575	622

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	6,000	6,251

Ingersoll-Rand Global Holding Co. Ltd.
1.750% due 08/13/2010	10,060	10,108

Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	445	476

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015	60	62

Intergen NV
9.000% due 06/30/2017	1,062	1,099

International Business Machines Corp.
5.700% due 09/14/2017	27,958	31,020
7.625% due 10/15/2018	170	210

International Paper Co.
5.250% due 04/01/2016	1,400	1,410
7.950% due 06/15/2018	20,000	23,403

JC Penney Corp., Inc.
9.000% due 08/01/2012	2,000	2,250

Johnson & Johnson
6.950% due 09/01/2029	100	120

Jones Apparel Group, Inc.
5.125% due 11/15/2014	44,170	44,225

Kansas City Southern de Mexico S.A. de C.V.
7.625% due 12/01/2013	3,000	3,082

KB Home
5.750% due 02/01/2014	10,000	9,750
5.875% due 01/15/2015	29,140	27,756
6.250% due 06/15/2015	17,355	16,748

Kellogg Co.
5.125% due 12/03/2012	300	325

Kerr-McGee Corp.
6.875% due 09/15/2011	10,000	10,778
6.950% due 07/01/2024	3,825	4,265

KeySpan Corp.
4.650% due 04/01/2013	6,900	7,191

Kimberly-Clark Corp.
5.000% due 08/15/2013	20	22

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	225
5.950% due 02/15/2018	29,370	31,548
6.500% due 09/01/2039	10,145	10,463
6.950% due 01/15/2038	28,330	30,786
7.125% due 03/15/2012	165	181
7.400% due 03/15/2031	220	248

Kohl’s Corp.
6.250% due 12/15/2017	40,500	45,118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Foods, Inc.
0.750% due 08/11/2010	$2,400	$2,403
5.625% due 11/01/2011	36,335	38,606
6.125% due 02/01/2018	150,100	164,509
6.125% due 08/23/2018	15,000	16,373
6.500% due 08/11/2017	10	11
6.875% due 02/01/2038	57,500	62,406

L-3 Communications Corp.
5.200% due 10/15/2019	8,200	8,256

Lender Processing Services, Inc.
8.125% due 07/01/2016	500	539

Lennar Corp.
5.500% due 09/01/2014	29,500	28,615
5.600% due 05/31/2015	44,986	42,962
5.950% due 10/17/2011	18,000	18,540
5.950% due 03/01/2013	15,800	15,998
6.500% due 04/15/2016	4,000	3,875

Lexmark International, Inc.
5.900% due 06/01/2013	21,470	22,794
6.650% due 06/01/2018	13,000	13,281

Liberty Media LLC
5.700% due 05/15/2013	13,000	13,065

Limited Brands, Inc.
5.250% due 11/01/2014	12,500	12,562
6.125% due 12/01/2012	7,240	7,638
6.900% due 07/15/2017	99,865	102,362

Lockheed Martin Corp.
7.650% due 05/01/2016	4,600	5,540

Loews Corp.
5.250% due 03/15/2016	37,500	39,133

Lowe’s Cos., Inc.
5.000% due 10/15/2015	140	153
5.500% due 10/15/2035	50	49

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012	82,730	87,280
5.875% due 01/15/2013	10,000	10,500
5.900% due 12/01/2016	15,000	15,038
7.450% due 07/15/2017	22,500	23,962
8.000% due 07/15/2012	12,125	13,186
8.875% due 07/15/2015	51,610	58,577

Marathon Oil Corp.
6.000% due 10/01/2017	40,000	42,982

Marks & Spencer PLC
6.250% due 12/01/2017	2,200	2,280

Marriott International, Inc.
4.625% due 06/15/2012	15,000	15,562
5.810% due 11/10/2015	5,000	5,216
6.375% due 06/15/2017	14,400	15,097

Martin Marietta Materials, Inc.
0.399% due 04/30/2010	2,200	2,198

Masco Corp.
4.800% due 06/15/2015	5,000	4,829
5.850% due 03/15/2017	12,020	11,725
5.875% due 07/15/2012	59,000	61,723
6.125% due 10/03/2016	12,200	12,175
7.125% due 08/15/2013	10,000	10,692

Mattel, Inc.
6.125% due 06/15/2011	10,000	10,487

Maytag Corp.
5.000% due 05/15/2015	10,000	10,003

McDonald’s Corp.
5.000% due 02/01/2019	200	210
5.300% due 03/15/2017	125	135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McKesson Corp.
5.700% due 03/01/2017	$11,600	$12,433
7.500% due 02/15/2019	8,000	9,502

MDC Holdings, Inc.
5.375% due 12/15/2014	12,000	11,994
7.000% due 12/01/2012	10,000	10,703

MeadWestvaco Corp.
7.375% due 09/01/2019	20,000	21,948

Meccanica Holdings USA
6.250% due 01/15/2040	10,600	10,427

Medtronic, Inc.
4.375% due 09/15/2010	100	102

MGM Mirage
10.375% due 05/15/2014	650	720

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	4,100	4,249
6.700% due 09/15/2019	55	58

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	4,410	5,072

Motorola, Inc.
5.375% due 11/15/2012	7,500	7,867
6.000% due 11/15/2017	400	415
8.000% due 11/01/2011	5,875	6,350

Nabors Industries, Inc.
6.150% due 02/15/2018	69,700	74,362

Nalco Co.
8.875% due 11/15/2013	1,200	1,242

New Albertson’s, Inc.
7.450% due 08/01/2029	800	680
7.500% due 02/15/2011	38,470	40,009

New York Times Co.
5.000% due 03/15/2015	26,930	24,541

Newell Rubbermaid, Inc.
4.000% due 05/01/2010	6,786	6,793
6.250% due 04/15/2018	19,000	19,183
10.600% due 04/15/2019	12,000	15,856

Newfield Exploration Co.
6.625% due 04/15/2016	600	614

Newmont Mining Corp.
6.250% due 10/01/2039	5,000	5,017

Nielsen Finance LLC
10.000% due 08/01/2014	750	789

Noble Group Ltd.
6.750% due 01/29/2020	70,300	72,903
8.500% due 05/30/2013	9,000	10,159

Nokia Corp.
5.375% due 05/15/2019	115	121
6.625% due 05/15/2039	115	127

Nordic Telephone Co. Holdings ApS
8.875% due 05/01/2016	2,000	2,155

Nordstrom, Inc.
6.250% due 01/15/2018	42,825	47,184

Norfolk Southern Corp.
5.750% due 04/01/2018	800	860
6.750% due 02/15/2011	150	157

Northwest Airlines, Inc.
1.001% due 05/20/2014	2,588	2,226
7.150% due 04/01/2021	1,655	1,541

Northwest Pipeline GP
7.000% due 06/15/2016	113	131

Novartis Capital Corp.
4.125% due 02/10/2014	2,969	3,146
4.400% due 04/24/2020	45,000	45,079

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novartis Securities Investment Ltd.
5.125% due 02/10/2019	$71	$75

Nucor Corp.
5.850% due 06/01/2018	13,000	14,135
6.400% due 12/01/2037	600	645

Office Depot, Inc.
6.250% due 08/15/2013	47,000	46,354

Omnicom Group, Inc.
5.900% due 04/15/2016	9,600	10,397

ONEOK Partners LP
6.150% due 10/01/2016	10,000	10,752
6.850% due 10/15/2037	31,800	34,107

OPTI Canada, Inc.
8.250% due 12/15/2014	700	662

Oracle Corp.
4.950% due 04/15/2013	15,030	16,340
5.000% due 01/15/2011	230	238
5.750% due 04/15/2018	19,335	21,241
6.500% due 04/15/2038	10,300	11,407

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	825	870

Packaging Corp. of America
5.750% due 08/01/2013	10,000	10,649

Pactiv Corp.
6.400% due 01/15/2018	6,745	7,130

Pemex Project Funding Master Trust
1.557% due 06/15/2010	5,900	5,907
5.750% due 03/01/2018	16,900	17,477
9.125% due 10/13/2010	25	26

Pepsi Bottling Group, Inc.
7.000% due 03/01/2029	100	118

PepsiCo, Inc.
7.900% due 11/01/2018	700	868

Petrobras International Finance Co.
5.750% due 01/20/2020	100,000	102,949
6.875% due 01/20/2040	50,000	51,859
7.875% due 03/15/2019	25,010	29,376
8.375% due 12/10/2018	25	30

Petroleos Mexicanos
8.000% due 05/03/2019	21,500	25,316

Petronas Capital Ltd.
7.875% due 05/22/2022	160	195

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014	205	208

Pfizer, Inc.
4.450% due 03/15/2012	250	265
4.650% due 03/01/2018	150	154
7.200% due 03/15/2039	40	49

Pharmacia Corp.
6.750% due 12/15/2027	5,000	5,613

Philip Morris International, Inc.
4.875% due 05/16/2013	62,800	67,503
5.650% due 05/16/2018	26,700	28,794
6.375% due 05/16/2038	34,800	37,992

Pioneer Natural Resources Co.
5.875% due 07/15/2016	20,835	20,607

Pitney Bowes, Inc.
4.750% due 01/15/2016	15,000	15,832

Plains All American Pipeline LP
5.625% due 12/15/2013	10,000	10,783
6.125% due 01/15/2017	25	27

PPG Industries, Inc.
6.650% due 03/15/2018	23,500	26,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Praxair, Inc.
0.342% due 05/26/2010	$5,200	$5,200
6.375% due 04/01/2012	200	219

President and Fellows of Harvard College
6.000% due 01/15/2019	54,800	61,782
6.500% due 01/15/2039	47,300	54,507

Pulte Homes, Inc.
5.250% due 01/15/2014	35,000	34,606
6.250% due 02/15/2013	10,000	10,375
7.625% due 10/15/2017	2,500	2,556
7.875% due 08/01/2011	14,404	15,232
8.125% due 03/01/2011	9,000	9,472

Quest Diagnostics, Inc.
5.450% due 11/01/2015	1,900	2,051

RadioShack Corp.
7.375% due 05/15/2011	45,151	47,578

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	5,000	5,269

Rexam PLC
6.750% due 06/01/2013	16,500	18,109

Reynolds American, Inc.
0.957% due 06/15/2011	67,400	67,145
6.750% due 06/15/2017	10,900	11,686
7.250% due 06/01/2012	46,540	50,869
7.250% due 06/01/2013	94,600	105,266
7.250% due 06/15/2037	1,100	1,123
7.625% due 06/01/2016	4,500	5,060
7.750% due 06/01/2018	8,100	9,207

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,219

Rio Tinto Finance USA Ltd.
5.875% due 07/15/2013	500	550
6.500% due 07/15/2018	150	169
7.125% due 07/15/2028	60	69
8.950% due 05/01/2014	65	78
9.000% due 05/01/2019	110	141

Roche Holdings, Inc.
6.000% due 03/01/2019	94,678	104,814
7.000% due 03/01/2039	306,873	365,771

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	800	812

Rogers Communications, Inc.
6.375% due 03/01/2014	60	67
6.800% due 08/15/2018	100	114

Rohm and Haas Co.
6.000% due 09/15/2017	140,190	149,118
7.850% due 07/15/2029	4,700	5,121

Royal Caribbean Cruises Ltd.
8.750% due 02/02/2011	100	104

RPM International, Inc.
6.500% due 02/15/2018	26,800	27,977

RR Donnelley & Sons Co.
5.625% due 01/15/2012	40,078	41,669
6.125% due 01/15/2017	10,000	10,047
8.600% due 08/15/2016	25,000	27,765
11.250% due 02/01/2019	25,600	32,172

Ryder System, Inc.
5.950% due 05/02/2011	5,000	5,223
6.000% due 03/01/2013	18,690	20,083
7.200% due 09/01/2015	12,400	13,968

Ryland Group, Inc.
5.375% due 05/15/2012	13,705	13,911
5.375% due 01/15/2015	9,000	8,820
8.400% due 05/15/2017	28,000	30,590

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SABMiller PLC
5.500% due 08/15/2013	$38,300	$41,037
6.500% due 07/01/2016	1,900	2,084

SandRidge Energy, Inc.
8.625% due 04/01/2015 (e)	3,000	2,932

Sanmina-SCI Corp.
8.125% due 03/01/2016	300	303

SCA Finans AB
4.500% due 07/15/2015	5,250	5,424

Seagate Technology HDD Holdings
6.375% due 10/01/2011	31,345	32,599

Sealed Air Corp.
5.625% due 07/15/2013	9,250	9,783

Shell International Finance BV
4.300% due 09/22/2019	500	494
5.500% due 03/25/2040	112,100	110,286

Sheraton Holding Corp.
7.375% due 11/15/2015	5,000	5,238

Siemens Financieringsmaatschappij NV
5.500% due 02/16/2012	700	752
5.750% due 10/17/2016	21,100	22,992
6.125% due 08/17/2026	10,800	11,519

Snap-On, Inc.
6.125% due 09/01/2021	67,000	70,190

Sonat, Inc.
7.625% due 07/15/2011	25,510	26,766

Southern Co.
0.951% due 08/20/2010	100,285	100,564

Southern Natural Gas Co.
5.900% due 04/01/2017	5,000	5,233
8.000% due 03/01/2032	500	566

Southwest Airlines Co.
5.125% due 03/01/2017	3,200	3,118

Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850	25,436
6.200% due 04/15/2018	8,400	9,073

Staples, Inc.
9.750% due 01/15/2014	18,000	21,840

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	19,771	20,858
7.875% due 05/01/2012	35,500	38,606
7.875% due 10/15/2014	43,700	47,524

Suburban Propane Partners LP
6.875% due 12/15/2013	169	173

Suncor Energy, Inc.
6.100% due 06/01/2018	1,900	2,051
6.850% due 06/01/2039	1,600	1,730

SunGard Data Systems, Inc.
9.125% due 08/15/2013	3,100	3,193

SUPERVALU, Inc.
8.000% due 05/01/2016	1,950	1,984

Systems 2001 Asset Trust LLC
7.156% due 12/15/2011	9,154	9,585

Target Corp.
5.125% due 01/15/2013	2,000	2,173
5.375% due 05/01/2017	40	43
5.875% due 03/01/2012	245	266
6.000% due 01/15/2018	200	224
6.500% due 10/15/2037	5,270	5,754
7.000% due 01/15/2038	152,500	176,862

Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	12,303

TCI Communications, Inc.
8.750% due 08/01/2015	5	6

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teck Resources Ltd.
9.750% due 05/15/2014	$15,000	$17,850

Temple-Inland, Inc.
6.625% due 01/15/2016	5,000	5,251
6.875% due 01/15/2018	11,430	11,985
7.875% due 05/01/2012	5,500	5,928

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	15,525	16,488
7.500% due 04/01/2017	2,500	2,833
8.000% due 02/01/2016	500	579
8.375% due 06/15/2032	4,400	5,172

Time Warner Cable, Inc.
5.400% due 07/02/2012	2,600	2,793
6.200% due 07/01/2013	730	806
6.550% due 05/01/2037	215	220
6.750% due 07/01/2018	155	173
8.250% due 02/14/2014	20	23

Time Warner, Inc.
5.500% due 11/15/2011	1,400	1,486
5.875% due 11/15/2016	2,000	2,188
6.500% due 11/15/2036	20,000	20,611
6.875% due 05/01/2012	350	385
7.625% due 04/15/2031	120	137
7.700% due 05/01/2032	115	133

Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000	9,989
5.950% due 09/15/2013 (n)	10,000	10,411
6.750% due 11/01/2019	7,000	7,085
8.910% due 10/15/2017	77,650	88,664

TransCanada Pipelines Ltd.
6.500% due 08/15/2018	400	454
7.125% due 01/15/2019	35,124	41,221
7.250% due 08/15/2038	110	129
7.625% due 01/15/2039	39,682	48,513

Transocean, Inc.
6.000% due 03/15/2018	3,000	3,271
6.625% due 04/15/2011	5,330	5,609

Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700	7,218
6.550% due 10/01/2017	7,500	8,264

Tyson Foods, Inc.
7.850% due 04/01/2016	18,908	20,421
8.250% due 10/01/2011	70,000	75,775
10.500% due 03/01/2014	43,500	51,874

Unilever Capital Corp.
7.125% due 11/01/2010	100	104

Union Pacific Corp.
5.450% due 01/31/2013	13,475	14,611
5.700% due 08/15/2018	3,300	3,478
6.125% due 02/15/2020	40,000	43,417

Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698% due 01/02/2024	133	138

United Airlines, Inc.
7.730% due 01/01/2012	955	960
8.030% due 01/01/2013 (a)	465	682
9.060% due 06/17/2015 (a)	2,599	23
9.200% due 03/29/2049 (a)	1,903	761
10.020% due 03/22/2014 (a)	7,290	2,807
10.125% due 03/22/2015 (a)	9,996	3,673
10.360% due 11/13/2012 (a)	2,665	22
10.400% due 05/01/2018	106,250	114,219
10.850% due 07/05/2014 (a)	20,683	53
10.850% due 02/19/2015 (a)	2,208	756
11.080% due 05/27/2024 (a)(r)	5,249	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Technologies Corp.
5.375% due 12/15/2017	$20	$22
6.100% due 05/15/2012	150	164

UnitedHealth Group, Inc.
0.433% due 06/21/2010	18,745	18,745
1.549% due 02/07/2011	20,700	20,829
4.875% due 02/15/2013	44,500	47,622
4.875% due 04/01/2013	175	186
6.000% due 02/15/2018	100,500	107,464
6.875% due 02/15/2038	7,500	7,985

Universal Corp.
5.000% due 09/01/2011	10,000	10,272
6.250% due 12/01/2014	33,000	34,590

Universal Health Services, Inc.
7.125% due 06/30/2016	17,575	19,674

UST LLC
5.750% due 03/01/2018	51,165	50,670

USX Corp.
9.375% due 02/15/2012	2,000	2,287

Vale Overseas Ltd.
6.250% due 01/23/2017	39,835	43,288
6.875% due 11/21/2036	39,878	41,355

Valero Energy Corp.
6.625% due 06/15/2037	25	24
9.375% due 03/15/2019	15,000	17,886

Viacom, Inc.
6.250% due 04/30/2016	9,300	10,287
6.875% due 04/30/2036	145	154

Videotron Ltee
9.125% due 04/15/2018	1,850	2,065

Vivendi S.A.
5.750% due 04/04/2013	145,000	156,093
6.625% due 04/04/2018	167,700	181,937

Walgreen Co.
5.250% due 01/15/2019	20	21

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,525
4.550% due 05/01/2013	100	108
5.250% due 09/01/2035	60	58
5.800% due 02/15/2018	48,900	54,656
6.200% due 04/15/2038	22,800	24,638
6.500% due 08/15/2037	38,450	42,769

Walt Disney Co.
6.000% due 07/17/2017	70	79

Waste Management, Inc.
5.000% due 03/15/2014	7,650	8,133
6.100% due 03/15/2018	1,800	1,942
7.125% due 12/15/2017	1,800	2,058
7.375% due 08/01/2010	100	102
7.375% due 03/11/2019	12,000	13,934

WCI Finance LLC
5.700% due 10/01/2016	2,500	2,572

Weatherford International, Inc.
5.950% due 06/15/2012	15,600	16,857

WellPoint Health Networks, Inc.
6.375% due 01/15/2012	10,360	11,175

WellPoint, Inc.
5.000% due 01/15/2011	11,000	11,325

Wesfarmers Ltd.
6.998% due 04/10/2013	48,200	52,680

Weyerhaeuser Co.
6.750% due 03/15/2012	24,500	26,141
6.875% due 12/15/2033	5,000	4,458
7.375% due 03/15/2032	43,135	41,682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whirlpool Corp.
5.500% due 03/01/2013	$10,300	$10,789
6.125% due 06/15/2011	12,000	12,484
6.500% due 06/15/2016	5,000	5,339
7.750% due 07/15/2016	11,000	12,064

Williams Cos., Inc.
2.251% due 10/01/2010	720	720

Windstream Corp.
8.625% due 08/01/2016	3,300	3,391

WMG Acquisition Corp.
9.500% due 06/15/2016	1,020	1,095

Wyeth
5.500% due 03/15/2013	10,000	10,953
5.500% due 02/01/2014	25	28
5.500% due 02/15/2016	850	949
5.950% due 04/01/2037	250	263

Xstrata Canada Corp.
6.000% due 10/15/2015	110	119

XTO Energy, Inc.
4.900% due 02/01/2014	240	261
5.300% due 06/30/2015	300	330
5.500% due 06/15/2018	115	125

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	2,196

		10,802,762

UTILITIES 1.8%

AES Corp.
7.750% due 03/01/2014	2,515	2,584
8.000% due 10/15/2017	2,000	2,040
8.750% due 05/15/2013	1,983	2,023
8.875% due 02/15/2011	600	626
9.750% due 04/15/2016	825	897

Alabama Power Co.
5.500% due 10/15/2017	250	269

Alltel Corp.
7.000% due 07/01/2012	10,759	11,967

Appalachian Power Co.
4.950% due 02/01/2015	25	26
5.650% due 08/15/2012	150	161

AT&T Corp.
7.300% due 11/15/2011	2,715	2,969

AT&T Mobility LLC
6.500% due 12/15/2011	80	87

AT&T, Inc.
4.950% due 01/15/2013	176,990	190,230
5.100% due 09/15/2014	1,510	1,635
5.500% due 02/01/2018	205,500	218,516
5.625% due 06/15/2016	25	27
5.800% due 02/15/2019	335	359
6.300% due 01/15/2038	123,240	125,474
6.400% due 05/15/2038	75	77
6.450% due 06/15/2034	100	102
6.500% due 09/01/2037	309,500	321,976
6.550% due 02/15/2039	50	53
6.700% due 11/15/2013	100	114

Baltimore Gas & Electric Co.
6.125% due 07/01/2013	30	33

BellSouth Corp.
4.950% due 04/26/2021	428,850	429,823
5.200% due 09/15/2014	27,800	29,981
6.550% due 06/15/2034	20,000	20,434

Berry Petroleum Co.
10.250% due 06/01/2014	350	388

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Telecommunications PLC
5.150% due 01/15/2013	$450	$476
9.125% due 12/15/2010	2,555	2,699

Cable & Wireless Optus Finance Pty Ltd.
8.000% due 06/22/2010	14,265	14,462

Carolina Power & Light Co.
6.500% due 07/15/2012	275	302

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	4,700	5,146
7.750% due 11/30/2015	1,300	1,496

CenturyTel, Inc.
6.000% due 04/01/2017	6,000	6,134
6.150% due 09/15/2019	4,000	3,969

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	9,000	9,417

CMS Energy Corp.
8.500% due 04/15/2011	75	80

Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015	100	109
5.850% due 04/01/2018	105,540	115,691
6.750% due 04/01/2038	90,000	101,873
7.125% due 12/01/2018	335	396
7.500% due 09/01/2010	20,000	20,524

Consolidated Natural Gas Co.
6.250% due 11/01/2011	10,000	10,718

Constellation Energy Group, Inc.
4.550% due 06/15/2015	3,000	3,071

Cricket Communications, Inc.
9.375% due 11/01/2014	900	920

Deutsche Telekom International Finance BV
6.750% due 08/20/2018	32,190	36,124
8.500% due 06/15/2010	810	822
8.750% due 06/15/2030	2,870	3,685

Dominion Resources, Inc.
1.308% due 06/17/2010	17,490	17,528
5.200% due 01/15/2016	15,300	16,087
5.250% due 08/01/2033	70	74
5.600% due 11/15/2016	3,000	3,242
5.700% due 09/17/2012	100	108
6.400% due 06/15/2018	22,000	24,552
7.000% due 06/15/2038	25	29

Duke Energy Carolinas LLC
5.100% due 04/15/2018	14,050	14,701
5.625% due 11/30/2012	100	110
5.750% due 11/15/2013	290	323

Duke Energy Corp.
6.300% due 02/01/2014	267	298

Duke Energy Ohio, Inc.
5.700% due 09/15/2012	135	146

EDF S.A.
4.600% due 01/27/2020	95,900	94,717
5.500% due 01/26/2014	168,600	185,256
5.600% due 01/27/2040	80,000	77,493
6.500% due 01/26/2019	170,190	191,300
6.950% due 01/26/2039	164,850	189,889

Embarq Corp.
6.738% due 06/01/2013	300	327
7.082% due 06/01/2016	87,169	95,049
7.995% due 06/01/2036	300	305

Enel Finance International S.A.
5.125% due 10/07/2019	235	233
5.700% due 01/15/2013	300	325
6.800% due 09/15/2037	1,700	1,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Gulf States, Inc.
5.250% due 08/01/2015	$184	$184
5.700% due 06/01/2015	50	50

FirstEnergy Corp.
6.450% due 11/15/2011	607	644

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	115	113

Florida Power & Light Co.
5.850% due 02/01/2033	2,000	2,019

Florida Power Corp.
5.650% due 06/15/2018	70	76

FPL Group Capital, Inc.
7.875% due 12/15/2015	8,000	9,705

France Telecom S.A.
4.375% due 07/08/2014	1,300	1,372
7.750% due 03/01/2011	1,105	1,173
8.500% due 03/01/2031	490	652

Frontier Communications Corp.
6.250% due 01/15/2013	10,000	10,150
7.125% due 03/15/2019	1,925	1,838
8.250% due 05/01/2014	500	525

GTE Corp.
6.940% due 04/15/2028	50	53

Gulf Power Co.
5.300% due 12/01/2016	40	42

Indiana Michigan Power Co.
5.650% due 12/01/2015	425	454

Integrys Energy Group, Inc.
6.110% due 12/01/2066	375	336

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	200	214

Jersey Central Power & Light Co.
7.350% due 02/01/2019	52	60

Kinder Morgan Finance Co. ULC
5.350% due 01/05/2011	114,576	117,154
5.700% due 01/05/2016	15,300	15,070

Kinder Morgan, Inc.
6.500% due 09/01/2012	4,250	4,494

Koninklijke KPN NV
8.000% due 10/01/2010	5,500	5,693

KT Corp.
4.875% due 07/15/2015	100	102

MetroPCS Wireless, Inc.
9.250% due 11/01/2014	1,000	1,028

MidAmerican Energy Co.
4.650% due 10/01/2014	100	107

MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	65	69
6.125% due 04/01/2036	44,325	44,804

Midwest Generation LLC
8.560% due 01/02/2016	1,447	1,481

National Grid PLC
6.300% due 08/01/2016	4,500	5,010

Nevada Power Co.
6.750% due 07/01/2037	500	541
7.125% due 03/15/2019	165	186

New Cingular Wireless Services, Inc.
7.875% due 03/01/2011	59,100	62,909
8.125% due 05/01/2012	1,051	1,187
8.750% due 03/01/2031	600	777

NGPL PipeCo LLC
6.514% due 12/15/2012	175,130	192,259
7.119% due 12/15/2017	44,240	49,686

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NiSource Finance Corp.
5.210% due 11/28/2012	$15,000	$15,041
6.150% due 03/01/2013	12,000	13,089

Northern States Power Co.
4.750% due 08/01/2010	150	152

Northwestern Bell Telephone
7.750% due 05/01/2030	19,625	18,006

NRG Energy, Inc.
7.375% due 01/15/2017	3,700	3,672
8.500% due 06/15/2019	20	20

NV Energy, Inc.
6.750% due 08/15/2017	10	10

Ohio Edison Co.
5.450% due 05/01/2015	350	372

Ohio Power Co.
0.431% due 04/05/2010	7,536	7,536

Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	109	123

Pacific Gas & Electric Co.
1.204% due 06/10/2010	53,000	53,094
5.800% due 03/01/2037	525	523
8.250% due 10/15/2018	470	575

PacifiCorp
5.500% due 01/15/2019	75	80

Peco Energy Co.
5.950% due 10/01/2036	50	51

Penn Virginia Corp.
10.375% due 06/15/2016	400	436

Pepco Holdings, Inc.
0.877% due 06/01/2010	7,300	7,307

PPL Energy Supply LLC
5.700% due 10/15/2035	5,000	5,294
6.300% due 07/15/2013	10,000	10,970
6.400% due 11/01/2011	11,000	11,771

Progress Energy, Inc.
7.050% due 03/15/2019	17,500	19,780
7.100% due 03/01/2011	1,623	1,707
7.750% due 03/01/2031	520	615

PSEG Power LLC
5.000% due 04/01/2014	10,425	10,968
5.320% due 09/15/2016	2,305	2,405
5.500% due 12/01/2015	8,000	8,649
6.950% due 06/01/2012	172	190

Public Service Electric & Gas Co.
5.700% due 12/01/2036	50	51

Qwest Capital Funding, Inc.
7.250% due 02/15/2011	17,800	18,512

Qwest Corp.
3.507% due 06/15/2013	10,820	10,969
6.500% due 06/01/2017	300	314
7.500% due 10/01/2014	1,700	1,866
7.625% due 06/15/2015	2,450	2,689
7.875% due 09/01/2011	7,135	7,599
8.875% due 03/15/2012	27,175	29,892

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	66,750	68,782

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	500	539
5.832% due 09/30/2016	2,700	2,889
5.838% due 09/30/2027	44,950	43,735
6.332% due 09/30/2027	7,000	7,221
6.750% due 09/30/2019	5,000	5,590

Sempra Energy
9.800% due 02/15/2019	15,000	19,525

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
5.500% due 08/15/2018	$25	$27

Southern California Gas Co.
4.375% due 01/15/2011	70	72
5.750% due 11/15/2035	75	77

Sprint Capital Corp.
6.900% due 05/01/2019	2,700	2,484
8.375% due 03/15/2012	16,750	17,504

Sprint Nextel Corp.
6.000% due 12/01/2016	4,500	4,084

Telecom Italia Capital S.A.
0.729% due 02/01/2011	3,310	3,301
0.861% due 07/18/2011	4,325	4,307
4.875% due 10/01/2010	15,912	16,191
5.250% due 11/15/2013	119	125
5.250% due 10/01/2015	35	36
6.000% due 09/30/2034	122	109
6.999% due 06/04/2018	15,030	16,280
7.175% due 06/18/2019	205	222

Telefonica Emisiones SAU
5.855% due 02/04/2013	114	124
5.877% due 07/15/2019	20	22
6.221% due 07/03/2017	200	220
6.421% due 06/20/2016	196	218
7.045% due 06/20/2036	75	85

Telefonica Europe BV
7.750% due 09/15/2010	12,000	12,364

Tenaska Alabama Partners LP
7.000% due 06/30/2021	83	82

Verizon Communications, Inc.
5.250% due 04/15/2013	58,415	63,858
5.500% due 04/01/2017	1,735	1,853
5.550% due 02/15/2016	1,900	2,080
5.850% due 09/15/2035	615	601
6.100% due 04/15/2018	65,115	71,341
6.900% due 04/15/2038	14,955	16,548
7.350% due 04/01/2039	155	180
8.750% due 11/01/2018	1,014	1,274

Verizon Global Funding Corp.
6.875% due 06/15/2012	150	167
7.250% due 12/01/2010	1,010	1,054
7.375% due 09/01/2012	235	266
7.750% due 12/01/2030	415	495

Verizon New England, Inc.
6.500% due 09/15/2011	300	319

Verizon New Jersey, Inc.
5.875% due 01/17/2012	865	922

Verizon North Pass-Through Trust
5.604% due 01/01/2022	2,840	2,744
5.634% due 01/01/2021	2,754	2,626

Verizon Virginia, Inc.
4.625% due 03/15/2013	500	525

Verizon Wireless Capital LLC
2.851% due 05/20/2011	64,400	66,298
5.250% due 02/01/2012	33,400	35,609
5.550% due 02/01/2014	1,262	1,380
8.500% due 11/15/2018	340	425

Virgin Media Finance PLC
9.500% due 08/15/2016	800	878

Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	7,687
6.350% due 11/30/2037	25,500	27,633
8.875% due 11/15/2038	65	91

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
0.532% due 02/27/2012	$40,000	$40,031
0.597% due 06/15/2011	75	75
5.450% due 06/10/2019	425	442
5.625% due 02/27/2017	353	378
5.750% due 03/15/2016	545	595
6.150% due 02/27/2037	105	108

		3,986,116

Total Corporate Bonds & Notes (Cost $51,196,878)		54,480,664

CONVERTIBLE BONDS & NOTES 0.0%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	4,000	3,970

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	1,000	1,003

National City Corp.
4.000% due 02/01/2011	26,300	26,892

Transocean, Inc.
1.500% due 12/15/2037	25,000	24,531

U.S. Bancorp
0.000% due 12/11/2035	10,000	9,912
0.000% due 09/20/2036	85	81

Total Convertible Bonds & Notes (Cost $64,729)		66,389

MUNICIPAL BONDS & NOTES 2.6%

Alameda County, California Unified School District General Obligation Bonds, (FSA Insured), Series 2004
0.000% due 08/01/2024	3,500	1,570
0.000% due 08/01/2025	3,000	1,259

Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	6,824

Alameda, California Corridor Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	106

Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,522

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	798
5.375% due 11/15/2040	50,800	38,942

Alpine, California Union School District General Obligation Bonds, (FSA Insured), Series 1999
0.000% due 08/01/2024	1,000	430

Anderson, Indiana Economic Development Revenue Bonds, Series 2007
5.000% due 10/01/2032	500	440

Apple Valley, California Certificates of Participation Bonds, (CM Insured), Series 2001
5.375% due 06/01/2021	1,650	1,676

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	6,500	4,915

Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
11.768% due 01/01/2032	4,815	5,956
16.075% due 01/01/2031	3,700	5,319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2005
7.170% due 01/01/2032	$500	$510

Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	1,021

Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	774

Austin Trust Various States Certificates of Participation Bonds, (FSA Insured), Series 2008
11.291% due 05/01/2026	4,880	5,848

Austin Trust Various States General Obligation Bonds, Series 2008
7.378% due 06/01/2032	14,375	15,053

Austin Trust Various States Revenue Bonds, Series 2007
7.811% due 06/15/2038	69,000	73,190

Austin Trust Various States Revenue Bonds, Series 2008
7.376% due 08/15/2030	6,595	7,185
10.641% due 11/01/2027	5,000	5,595
11.291% due 11/01/2027	5,000	6,145

Bell, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	490

Bexar County, Texas General Obligation Bonds, Series 2009
6.628% due 06/15/2039	30,000	30,156

Birdville, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2007
0.000% due 02/15/2024	1,250	669

Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	1,325	1,151

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	2,295

Burbank, California Public Financing Authority Revenue Tax Allocation Bonds, Series 2003
5.500% due 12/01/2028	1,135	1,018
5.500% due 12/01/2033	1,000	880

Burbank, California Revenue Bonds, Series 2010
6.323% due 06/01/2040	25,000	24,695

California State ABC Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	931

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.350% due 11/15/2032	26,000	25,796

California State Bay Area Toll Authority Revenue Bonds, Series 2009
6.263% due 04/01/2049	100,235	100,270

California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, Series 2010
5.944% due 07/01/2040	6,710	6,619

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Ceres Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2027	$2,300	$760
0.000% due 08/01/2028	2,825	869
0.000% due 08/01/2029	2,940	843

California State Chino Valley Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
0.000% due 08/01/2023	300	136

California State East Side Union High School District General Obligation Bonds, (XLCA Insured), Series 2005
0.000% due 08/01/2021	1,985	1,019
0.000% due 08/01/2022	1,490	723

California State Eastern Municipal Water District Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2033	3,450	3,543

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	5,930	1,195

California State Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 01/01/2036	2,000	1,653

California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	41,290	36,849

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	69,600	72,623
7.500% due 04/01/2034	80,200	82,835
7.550% due 04/01/2039	97,737	101,145

California State General Obligation Bonds, Series 2010
7.950% due 03/01/2036 (c)	11,500	11,791

California State General Obligation Notes, Series 2009
5.950% due 04/01/2016	500	520

California State Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2002
5.125% due 01/01/2022	5,500	5,454
5.250% due 01/01/2026	3,875	3,730

California State Health Facilities Financing Authority Revenue Bonds, Series 2003
5.000% due 03/01/2033	4,000	3,717

California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
6.486% due 05/15/2049	68,100	67,387

California State Las Virgenes Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,335

California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	825	769

California State Los Angeles Community College District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 08/01/2027	200	208

California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	446

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Palomar Community College District General Obligation Bonds, (FSA Insured), Series 2007
4.750% due 05/01/2032	$20,175	$20,147

California State Public Works Board Revenue Bonds, Series 2003
5.375% due 04/01/2028	1,105	1,065

California State Saugus-Hart School Facilities Financing Authority Special Tax Bonds, Series 2002
6.100% due 09/01/2032	1,140	1,075
6.125% due 09/01/2033	2,115	1,994

California State Southern Mono Health Care District General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	1,800	609

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.625% due 06/01/2023	2,915	2,930
5.750% due 06/01/2029	3,000	2,879
6.000% due 06/01/2035	10,000	8,707
6.125% due 06/01/2038	2,000	1,704
6.125% due 06/01/2043	2,000	1,648

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2028 (h)	15,000	12,173
0.000% due 06/01/2033	10,625	1,613

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	5,600	5,692

California State University Revenue Bonds, Series 2009
5.250% due 11/01/2038	5,000	5,112

California State University Revenue Bonds, Series 2010
6.434% due 11/01/2030 (c)	15,500	15,471

California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	2,000	1,895

California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.250% due 08/01/2024	10,000	11,263

California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	2,919

California Statewide Communities Development Authority Revenue Bonds, Series 2001
6.625% due 11/01/2031	3,990	3,394

California Statewide Communities Development Authority Revenue Bonds, Series 2003
7.250% due 10/01/2033	2,500	2,355

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	2,190
5.250% due 07/01/2042	1,250	865
5.500% due 11/01/2038	2,750	2,170

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	16,990

Carlsbad, California Special Assessment Bonds, Series 2004
6.000% due 09/02/2034	1,000	963

Chicago, Illinois Airport Revenue Bonds, (NPFGC-FGIC Insured), Series 2005
5.000% due 01/01/2033	42,450	41,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1998
0.000% due 12/01/2031	$4,500	$1,313

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 12/01/2016	15,535	12,173
0.000% due 12/01/2028	26,000	9,348

Chicago, Illinois General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 01/01/2038	11,020	10,803

Chicago, Illinois General Obligation Bonds, (NPFGC-FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	7,011
0.000% due 01/01/2038	29,145	5,888
0.000% due 01/01/2039	32,670	6,214

Chicago, Illinois General Obligation Notes, (FSA Insured), Series 2006
7.401% due 01/01/2014	12,465	12,625

Chicago, Illinois Metropolitan Water Reclamation District General Obligation Bonds, Series 2009
5.720% due 12/01/2038	15,000	15,363

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,600	1,514
6.750% due 12/01/2032	3,456	3,175

Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	2,025	2,013

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	43,020	45,474
6.899% due 12/01/2040	398,840	425,909

Chicago, Illinois Transit Authority Revenue Bonds, Series 2010
6.200% due 12/01/2040 (c)	61,200	60,658

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2002
6.150% due 09/01/2026	2,500	2,533

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2003
5.750% due 09/01/2033	1,600	1,432

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,955	1,426

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2006
5.125% due 09/01/2036	4,745	3,602

Clark County, Nevada General Obligation Bonds, (FSA Insured), Series 2006
4.750% due 06/01/2030	5,400	5,379

Clark County, Nevada General Obligation Bonds, (NPFGC-FGIC Insured), Series 2006
4.750% due 11/01/2031	8,485	8,439

Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2038	1,300	1,300

Clark County, Nevada Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2040	4,500	4,330

Clark County, Nevada Revenue Bonds, Series 2010
6.820% due 07/01/2045	140,600	144,400

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clovis, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2020	$400	$233
0.000% due 08/01/2023	2,000	956
0.000% due 08/01/2025	3,535	1,483
0.000% due 08/01/2027	2,500	899

Colorado State E-470 Public Highway Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	20,000	3,544
0.000% due 09/01/2037	15,000	2,307

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	814

Colorado State Metro Wastewater Reclamation District Revenue Bonds, Series 2009
5.518% due 04/01/2024	5,000	5,013

Contra Costa, California Community College District General Obligation Bonds, Series 2010
6.504% due 08/01/2034	35,000	35,340

Cook County, Illinois General Obligation Bonds, (AMBAC Insured), Series 2006
4.750% due 11/15/2030	15,545	15,651
4.750% due 11/15/2031	11,290	11,331

Covina-Valley, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,259

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	430

Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF-GTD Insured), Series 2006
7.401% due 02/15/2014	6,500	6,856

Dallas County, Texas Hospital District General Obligation Bonds, Series 2009
6.171% due 08/15/2034	500	504

Dallas, Texas Area Rapid Transit Revenue Bonds, Series 2009
5.999% due 12/01/2044	140	147

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009
7.088% due 01/01/2042	150,000	153,786

Delaware County, Pennsylvania Authority Revenue Bonds, Series 2001
5.800% due 10/01/2017	2,575	2,623

Denton, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
0.000% due 08/15/2026	255	102
0.000% due 08/15/2027	255	96
0.000% due 08/15/2028	215	76
0.000% due 08/15/2029	255	85
0.000% due 08/15/2030	85	27
0.000% due 08/15/2031	340	100

Detroit, Michigan Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2034	1,300	1,222

Detroit, Michigan School District General Obligation Bonds, (FGIC/Q-SBLF Insured), Series 1998
4.750% due 05/01/2028	4,500	4,190

District of Columbia Metropolitan Airports Authority Revenue Bonds, Series 2009
7.462% due 10/01/2046	160,000	164,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eagle County, Colorado School District No. Re50J General Obligation Bonds, (FSA Insured), Series 2007
5.000% due 12/01/2026	$2,500	$2,669

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	765	555

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,162

Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	409
0.000% due 10/01/2032	1,265	283

Escondido, California Union School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2027	1,000	360

Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	505	476

Eureka, California Union School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2027	2,440	793

Florida State Board of Education General Obligation Bonds, (ST-GTD Insured), Series 2005
4.750% due 06/01/2035	1,500	1,520

Florida State Board of Education General Obligation Bonds, Series 2008
5.000% due 06/01/2035	115	119

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,605

Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
16.485% due 12/01/2026	2,755	4,516

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	1,043
0.000% due 01/15/2034	5,000	972

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2010
6.540% due 12/01/2036	2,980	3,040

Fremont, California Community Facilities District No. 1 Special Tax Bonds, Series 2001
6.300% due 09/01/2031	5,000	4,684

Fremont, California Community Facilities District No. 1 Special Tax Bonds, Series 2005
5.300% due 09/01/2030	1,250	1,043

Gainesville, Florida Revenue Bonds, (FSA Insured), Series 2005
4.750% due 10/01/2036	140	138

Georgia State Municipal Electric Authority Revenue Bonds, Series 2010
6.655% due 04/01/2057	48,900	48,665

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	18,013
5.000% due 06/01/2038	45,000	39,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (h)	$7,000	$4,476
5.000% due 06/01/2033	25,700	20,117
5.125% due 06/01/2047	37,000	23,618
5.750% due 06/01/2047	67,100	47,424

Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,867
7.000% due 01/01/2028	2,740	2,373

Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 1998
0.000% due 12/01/2028	8,720	3,503

Huntington Beach, California Community Facilities District Special Tax Bonds, Series 2002
6.300% due 09/01/2032	1,750	1,561

Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	1,600	1,158

Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	908

Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,051
5.750% due 05/15/2031	2,000	1,540
6.000% due 11/15/2037 (a)	1,500	544
7.000% due 12/01/2037 (a)	3,800	817

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035	1,000	823

Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037	45,400	50,136
5.750% due 07/01/2033	10,500	11,424

Illinois State General Obligation Bonds, Series 2010
6.630% due 02/01/2035	58,000	57,136

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	400	403
3.321% due 01/01/2013	1,100	1,108
4.071% due 01/01/2014	113,000	114,288
4.421% due 01/01/2015	100,000	100,892

Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
16.186% due 06/01/2026	2,315	3,400

Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	17,340
0.000% due 12/15/2032	55,000	13,852
0.000% due 12/15/2033	50,000	11,688
0.000% due 06/15/2038	2,460	419

Illinois State Municipal Electric Agency Revenue Bonds, Series 2009
6.832% due 02/01/2035	34,200	35,542

Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	1,000	1,041

Illinois State Revenue Bonds, (NPFGC-FGIC Insured), Series 2002
5.750% due 06/15/2019	6,250	7,246

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Toll Highway Authority Revenue Bonds, Series 2009
5.851% due 12/01/2034	$20,000	$19,592
6.184% due 01/01/2034	10,800	11,032

Indiana State Anderson School Building Corp. Revenue Bonds, (FSA Insured), Series 2006
4.750% due 01/15/2027	2,715	2,817
4.750% due 01/15/2028	2,000	2,062

Indiana State Bond Bank Revenue Bonds, (FSA Insured), Series 2003
5.000% due 02/01/2033	7,535	7,266

Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	4,000	3,854

Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2010
6.004% due 01/15/2040	38,000	38,440

Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900	1,908

Iowa State Revenue Bonds, Series 2009
6.750% due 06/01/2034	22,500	23,257

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	13,621
6.500% due 06/01/2023	49,760	42,325

Jurupa, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	644

Kane & Du Page Counties, Illinois Community Unit School District No. 303 General Obligation Bonds, (FSA Insured), Series 2002
5.500% due 01/01/2015	100	108

King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	20,280	20,767

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	18,400	18,990

Kings Canyon, California Joint Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	831

Lake County, Illinois Community High School District No. 127-Grayslake General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 02/01/2019	5,000	3,581
0.000% due 02/01/2020	5,000	3,418
0.000% due 02/01/2022	5,690	3,534

Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2008
5.000% due 02/01/2031	2,125	2,137
5.000% due 02/01/2032	2,305	2,309
5.000% due 02/01/2033	8,300	8,299
5.000% due 02/01/2034	415	414
5.000% due 02/01/2035	9,150	9,072
5.000% due 02/01/2036	9,605	9,508

Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2009
7.013% due 06/01/2039	90,000	96,486
7.100% due 06/01/2039	33,000	33,327
7.263% due 06/01/2034	47,500	48,456

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	$5,592	$5,655

Los Angeles, California Community Redevelopment Agency Tax Allocation Bonds, Series 2001
5.875% due 09/01/2026	520	456
6.000% due 09/01/2031	325	275

Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2038	6,150	6,322

Los Angeles, California Department of Water & Power Revenue Bonds, (FSA Insured), Series 2005
4.750% due 07/01/2036	17,500	17,571

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
6.008% due 07/01/2039	58,000	57,273

Los Angeles, California Department of Water & Power Revenue Notes, (FSA Insured), Series 2005
17.868% due 07/01/2013	12,500	13,816

Los Angeles, California Unified School District General Obligation Bonds, (FSA Insured), Series 2007
4.500% due 07/01/2022	6,295	6,463
4.500% due 07/01/2023	27,780	28,207
4.500% due 07/01/2024	55,290	55,899

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	39,600	39,210
4.500% due 01/01/2028	50,140	47,366

Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.750% due 07/01/2034	42,155	38,612
5.755% due 07/01/2029	2,500	2,334

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
6.758% due 07/01/2034	69,100	71,507

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	17,997

Manhattan Beach, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	415

Manteca, California Unified School District Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	825

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2009
5.500% due 11/15/2036	11,480	12,759

Massachusetts State Water Resources Authority Revenue Bonds, (FSA Insured), Series 2005
7.750% due 08/01/2032	250	258

Mesquite, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005
0.000% due 08/15/2018	1,000	720
0.000% due 08/15/2019	1,000	677

Michigan City, Indiana Area-Wide School Building Corp. Revenue Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 01/15/2021	2,500	1,520
0.000% due 07/15/2021	1,000	596
0.000% due 01/15/2022	1,000	575

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (r)	$110	$99

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	626
5.000% due 09/01/2036	1,500	1,019

Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,440	1,266

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	325	262

Michigan Technical University Revenue Bonds, (XLCA Insured), Series 2003
5.000% due 10/01/2033	750	762

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,250	935

Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705	1,408

Mississippi State Development Bank Special Obligation Revenue Bonds, Series 2010
6.313% due 01/01/2033	10,000	10,070

Missouri State Joint Municipal Electric Utility Commission Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 01/01/2042	34,525	33,929

Missouri State University Place Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	356

Monrovia, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
5.125% due 12/01/2031	2,385	2,487

Montclair, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2001
5.300% due 10/01/2030	5,820	5,279

Montebello, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 08/01/2024	1,485	648

Montebello, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	650
0.000% due 08/01/2025	2,830	1,127
0.000% due 08/01/2027	2,775	941

Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	3,525

Morgan Hill, California Unified School District General Obligation Bonds, (FGIC Insured), Series 2002
0.000% due 08/01/2023	2,400	1,412

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	1,214

Naugatuck, Connecticut General Obligation Bonds, (FSA-CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	157

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nebraska State Public Power Generation Agency Revenue Bonds, Series 2009
7.242% due 01/01/2041	$44,800	$44,608

Nevada State System of Higher Education Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 07/01/2030	9,650	9,731

Nevada State Truckee Meadows Water Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	5,560	5,472

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	2,510	2,455

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,604

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	11,754
5.000% due 06/01/2041	32,755	21,169

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2009
6.875% due 12/15/2039	25,000	25,725

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
7.414% due 01/01/2040	185	216

New York City, New York General Obligation Bonds, Series 2009
6.435% due 12/01/2035	4,900	4,929
6.491% due 03/01/2021	190	212

New York City, New York General Obligation Bonds, Series 2010
5.968% due 03/01/2036	45,000	44,090

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.750% due 06/15/2040	9,685	10,851

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
6.491% due 06/15/2042	18,000	18,132

New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	7,294

New York State Counties Tobacco Trust III Revenue Bonds, Series 2005
6.000% due 06/01/2027	15,770	12,954

New York State Dormitory Authority Revenue Bonds, (NPFGC-FHA Insured), Series 2001
5.400% due 02/01/2031	85	86
5.500% due 02/01/2041	1,435	1,448

New York State Dormitory Authority Revenue Bonds, Series 2009
5.427% due 03/15/2039	25,000	23,665

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.549% due 09/15/2029	13,810	16,890

New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
7.847% due 07/15/2012	6,820	8,029
11.576% due 06/15/2011	6,645	7,193

New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC-FGIC Insured), Series 2003
5.000% due 11/15/2032	200	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
7.336% due 11/15/2039	$1,020	$1,158

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2010
5.989% due 11/15/2030	40,000	39,724
6.089% due 11/15/2040	40,000	39,576
6.548% due 11/15/2031	27,525	27,759
6.648% due 11/15/2039	80,000	80,858

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,800	1,852
5.750% due 11/01/2030	3,500	3,771

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	415

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000	19,164

New York State Urban Development Corp. Revenue Bonds, Series 2009
5.250% due 03/15/2038	3,000	3,198
5.770% due 03/15/2039	54,000	53,445

Newark, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2026	3,245	1,252

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	708

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,145

North Carolina State Turnpike Authority Revenue Bonds, Series 2009
6.700% due 01/01/2039	36,200	37,749

North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	1,028

North Texas State Tollway Authority Revenue Bonds, Series 2009
6.718% due 01/01/2049	75	79

Northern California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	9,132

Northwest Harris County, Texas Municipal Utility District No. 16 General Obligation Bonds, (Radian Insured), Series 2002
5.300% due 10/01/2029	2,105	2,111

Oakland, California General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
5.000% due 01/15/2027	8,670	8,680
5.000% due 01/15/2032	11,135	10,903

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2009
6.449% due 02/15/2044	86,000	87,570

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	8,514
5.875% due 06/01/2030	13,800	11,663
5.875% due 06/01/2047	381,300	277,697

Orange County, Florida Housing Finance Authority Revenue Bonds, Series 2002
5.250% due 01/01/2028	1,000	1,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oregon State Department of Administrative Services Revenue Bonds, Series 2009
5.000% due 04/01/2029	$1,550	$1,658

Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	371
0.000% due 12/01/2031	1,230	353
0.000% due 12/01/2032	1,225	329

Paramount, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 09/01/2023	1,750	870

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2001
6.750% due 12/01/2036	3,860	3,865

Pennsylvania State Turnpike Commission Revenue Bonds, Series 2009
6.105% due 12/01/2039	900	919

Perris, California Public Financing Authority Tax Allocation Bonds, Series 2002
5.375% due 10/01/2020	780	794
5.625% due 10/01/2031	1,800	1,751

Philadelphia, Pennsylvania School District General Obligation Bonds, Series 2010
6.615% due 06/01/2030 (c)	7,000	7,047
6.765% due 06/01/2040 (c)	25,000	25,291

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	922
5.500% due 07/01/2037	5,000	3,722

Placer County, California Union High School District General Obligation Bonds, (FSA Insured), Series 2004
0.000% due 08/01/2033	10,150	2,357

Poway, California Unified School District Special Tax Bonds, Series 2002
5.600% due 09/01/2033	2,000	1,864
6.050% due 09/01/2025	2,285	2,296
6.125% due 09/01/2033	7,600	7,250

Poway, California Unified School District Special Tax Bonds, Series 2005
5.125% due 09/01/2028	1,700	1,503

Puerto Rico Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	1,200	1,245

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	51,800	4,935
0.000% due 08/01/2054	77,000	4,464

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600	1,101

Rancho Cucamonga, California Community Facilities District Special Tax Bonds, Series 2001
6.375% due 09/01/2031	2,000	1,987

Rancho Mirage, California Redevelopment Agency Tax Allocation Bonds, Series 2001
5.500% due 04/01/2024	1,190	1,198
5.625% due 04/01/2033	1,580	1,524

Rhode Island State Convention Center Authority Revenue Bonds, (FSA Insured), Series 2006
6.060% due 05/15/2035	165	156

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	$7,000	$6,646

Richmond, California Revenue Bonds, (FGIC Insured), Series 1999
0.000% due 08/01/2030	1,500	571

Riverside, California Revenue Bonds, Series 2009
7.000% due 08/01/2029	20,000	20,316
7.200% due 08/01/2039	35,000	35,776

Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	74

Rocklin, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,231
0.000% due 08/01/2024	5,000	2,196
0.000% due 08/01/2025	4,000	1,641
0.000% due 08/01/2026	4,000	1,532
0.000% due 08/01/2027	4,500	1,606

Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	5,115	4,815

Sacramento, California Revenue Bonds, (CM Insured), Series 1998
5.300% due 01/01/2024	1,835	1,814

Sacramento, California Special Tax Bonds, Series 1999
5.700% due 09/01/2023	2,945	2,848

Sacramento, California Special Tax Bonds, Series 2001
6.100% due 09/01/2021	655	661
6.150% due 09/01/2026	1,240	1,241

Salinas, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2003
0.000% due 10/01/2023	485	221

San Antonio, Texas Water Revenue Bonds, (NPFGC Insured), Series 2005
4.750% due 05/15/2037	3,000	3,015

San Diego County, California Water Authority Revenue Bonds, Series 2010
6.138% due 05/01/2049	50,000	51,340

San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006
5.600% due 09/01/2021 (r)	2,090	1,943

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	53,585	43,266

San Juan, California Unified School District General Obligation Bonds, (FSA Insured), Series 1999
0.000% due 08/01/2023	1,770	830

San Juan, California Unified School District General Obligation Bonds, (FSA Insured), Series 2001
0.000% due 08/01/2022	9,445	4,732
0.000% due 08/01/2025	10,895	4,438
0.000% due 08/01/2026	12,215	4,640

San Mateo, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 09/01/2020	2,300	1,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo, California Union High School District General Obligation Bonds, Series 2010
6.733% due 09/01/2034	$15,745	$16,066

Santa Ana, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	901
0.000% due 08/01/2028	3,520	1,085
0.000% due 08/01/2030	2,500	661
0.000% due 08/01/2031	3,780	921
0.000% due 08/01/2032	3,770	849

Santa Clara, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2002
5.000% due 07/01/2025	2,155	2,204
5.000% due 07/01/2027	3,040	3,099

Santa Clarita, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2007
4.750% due 08/01/2037	6,665	6,295

Santa Margarita, California Water District Special Tax Bonds, Series 1999
6.250% due 09/01/2029	4,005	4,012

Santa Monica, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	790
0.000% due 08/01/2027	3,550	1,295

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,720	3,975

Seminole County, Florida Revenue Bonds, Series 2010
6.443% due 10/01/2040	34,600	34,791

Shasta, California Union High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	439

Signal Hill, California Redevelopment Agency Tax Allocation Bonds, (NPFGC-FGIC Insured), Series 2006
5.581% due 10/01/2016	170	170

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750	529

Southbridge, Massachusetts Associates LLC Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	31,105	34,029

Southern California State Metropolitan Water District Revenue Bonds, Series 2009
5.906% due 07/01/2025	9,000	9,360
6.538% due 07/01/2039	40,000	40,907

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	25,365

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	548

Spanish Fork, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750	611

Spokane County, Washington Revenue Bonds, Series 2009
6.474% due 12/01/2029	8,000	8,162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

St. Louis, Missouri Industrial Development Authority Revenue Bonds, (GNMA Insured), Series 2002
5.125% due 12/20/2029	$1,500	$1,510
5.125% due 12/20/2030	1,500	1,513

Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2023	2,615	1,234
0.000% due 08/01/2024	2,705	1,188
0.000% due 05/01/2027	2,000	724

Stanislaus County, California Modesto High School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	823

Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400	5,229

Stockton, California Public Financing Authority Revenue Bonds, Series 2009
7.942% due 10/01/2038	47,000	48,072

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037	5,000	3,255

Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,670	2,260

Temecula, California Public Financing Authority Community Facilities District No. 3-1 Special Tax Bonds, Series 2003
6.000% due 09/01/2033	2,000	1,840

Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	9,400	9,508

Texas State General Obligation Bonds, Series 2007
4.750% due 04/01/2029	1,500	1,548

Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	10,725	10,803

Texas State General Obligation Bonds, Series 2009
5.517% due 04/01/2039	19,200	19,082

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF-GTD Insured), Series 2008
13.284% due 02/15/2032	4,690	6,106
15.602% due 02/15/2028	5,565	7,842

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF-GTD Insured), Series 2008
11.265% due 02/15/2012	3,985	4,436

Texas State Leander Independent School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2005
0.000% due 08/15/2023	1,000	536

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000	5,576
0.000% due 08/15/2025	19,990	7,374

Tracy, California Community Facilities District Special Tax Bonds, Series 2002
6.000% due 09/01/2027	995	885

Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,400	1,278

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	$1,225	$962

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 05/15/2031	4,000	4,008

University of California Regents Medical Center Revenue Bonds, Series 2009
6.583% due 05/15/2049	2,000	2,035

University of California Revenue Bonds, (FSA Insured), Series 2005
4.750% due 05/15/2035	6,900	6,722

University of California Revenue Bonds, (NPFGC-FGIC Insured), Series 2007
5.000% due 05/15/2037	100	100
5.000% due 05/15/2041	1,000	997

University of California Revenue Bonds, Series 2009
5.770% due 05/15/2043	18,700	18,083

University of Toledo, Ohio Revenue Bonds, Series 2009
7.100% due 06/01/2026	5,000	5,083
7.875% due 06/01/2031	7,000	7,051

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,320	1,070

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250	225

Utah State Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2023	10,000	5,067
0.000% due 06/15/2029	10,000	3,309

Utah State Transit Authority Revenue Bonds, Series 2009
5.937% due 06/15/2039	270	282

Ventura County, California Community College District General Obligation Bonds, Series 2008
5.500% due 08/01/2033	15,000	15,608

Victor, California Elementary School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	494
0.000% due 08/01/2026	2,410	923

Victoria, Texas General Obligation Bonds, Series 2009
6.124% due 08/15/2030	5,000	4,916

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	2,569
5.750% due 09/01/2042	2,000	1,692

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.500% due 06/01/2026	1,050	1,157

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (h)	11,000	6,828

Vista, California Unified School District General Obligation Bonds, (FSA Insured), Series 2002
0.000% due 08/01/2026	1,000	386

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	350	288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	$10,200	$6,933

Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500	1,312

Washington State Port of Seattle Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	11,911

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	7,196

Weber County, Utah Revenue Bonds, Series 1999
5.000% due 08/15/2030	1,750	1,753

West Contra Costa, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2002
5.000% due 08/01/2026	2,740	2,619
5.000% due 08/01/2028	2,690	2,521
5.000% due 08/01/2031	1,890	1,726

West Contra Costa, California Unified School District General Obligation Bonds, Series 2009
8.460% due 08/01/2034	20,115	22,011

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	162,165	128,937

Willacy County, Texas Revenue Bonds, Series 2007
6.875% due 09/01/2028	6,500	5,876

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250	1,846

Wisconsin State Revenue Bonds, Series 2009
6.000% due 05/01/2036	17,700	19,273

Yuba City, California Unified School District General Obligation Bonds, (NPFGC-FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	804

Total Municipal Bonds & Notes (Cost $5,483,547)		5,685,138

U.S. GOVERNMENT AGENCIES 14.6%

Bolivia Government AID Bond
0.375% due 02/01/2019	4,237	4,010

Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (d)	31	27
0.000% due 10/09/2019	13,300	7,803
0.289% due 07/25/2037	1,380	1,322
0.349% due 04/29/2011 - 03/25/2034	300,258	300,779
0.359% due 03/25/2036	14,277	12,960
0.379% due 08/25/2034	141	133
0.429% due 05/25/2035 - 10/27/2037	101,182	101,024
0.469% due 06/25/2032	41	40
0.479% due 03/25/2035 - 06/25/2044	67	66
0.529% due 02/25/2032	45	45
0.549% due 06/25/2037	63	61
0.579% due 07/25/2021 - 03/25/2044	6,422	6,183
0.629% due 04/18/2028 - 11/25/2036	20,172	20,125
0.674% due 02/25/2037	82,655	81,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.679% due 10/18/2030 - 09/25/2037	$2,482	$2,501
0.700% due 08/25/2021 - 03/25/2022	31	31
0.729% due 03/25/2017 - 07/25/2034	1,638	1,640
0.779% due 12/18/2031	419	422
0.829% due 05/25/2030	471	468
0.850% due 11/25/2013 - 08/25/2022	93	93
0.879% due 05/25/2030	471	469
0.900% due 10/25/2023 - 03/25/2024	2,596	2,614
1.000% due 11/23/2011 (n)(o)	640,000	640,803
1.000% due 09/25/2023	1	1
1.050% due 01/25/2022	39	39
1.080% due 01/25/2022	92	93
1.100% due 12/25/2021	42	42
1.129% due 04/25/2032	55	56
1.150% due 04/25/2021	6	6
1.250% due 04/25/2023	267	272
1.381% due 04/01/2027	34	35
1.669% due 12/01/2044	7,058	7,054
1.671% due 07/01/2042 - 10/01/2044	59,270	58,722
1.721% due 09/01/2041	53	53
1.750% due 05/07/2013	484,800	483,928
1.871% due 10/01/2030 - 10/01/2040	4,007	4,021
1.989% due 09/01/2035	158	160
2.000% due 02/01/2020	10	10
2.002% due 02/01/2034	68	69
2.078% due 04/01/2027	40	41
2.081% due 01/01/2021	17	17
2.229% due 03/01/2034	8,081	8,219
2.259% due 10/01/2034	2,251	2,304
2.405% due 11/01/2035	7,012	7,145
2.430% due 01/01/2020	478	489
2.440% due 12/01/2023	186	190
2.494% due 02/01/2035	799	808
2.500% due 12/01/2020	468	481
2.509% due 03/01/2033	137	139
2.512% due 09/01/2024	97	98
2.516% due 06/01/2021	420	440
2.528% due 02/01/2022	179	182
2.534% due 04/01/2033	96	99
2.535% due 03/01/2019	689	707
2.565% due 11/01/2023	141	145
2.569% due 09/01/2022	108	110
2.575% due 12/01/2023 - 01/01/2024	219	226
2.590% due 12/01/2034	337	341
2.591% due 01/01/2035	12,443	12,612
2.597% due 05/01/2023	142	144
2.600% due 01/01/2035	362	366
2.612% due 01/01/2035	17,773	18,001
2.615% due 02/01/2026	71	73
2.627% due 12/01/2034	340	344
2.629% due 08/01/2025	858	893
2.631% due 01/01/2035	15,863	16,060
2.654% due 11/01/2034	3,586	3,638
2.661% due 12/01/2034	134	135
2.668% due 11/01/2035	4,338	4,480
2.678% due 08/01/2033	30	31

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.686% due 11/01/2025	$140	$145
2.699% due 02/01/2035 - 03/01/2035	1,864	1,890
2.730% due 03/01/2035	68	68
2.741% due 10/01/2034	2,860	2,913
2.748% due 03/01/2025	678	700
2.750% due 02/01/2024	57	59
2.751% due 02/01/2035	4,437	4,515
2.757% due 09/01/2035	2,474	2,547
2.771% due 10/01/2024	24	25
2.781% due 02/01/2036	439	447
2.793% due 07/01/2035	160	165
2.801% due 02/01/2035	3,906	3,980
2.822% due 11/01/2034	3,532	3,589
2.835% due 11/01/2023 - 11/01/2034	4,510	4,720
2.865% due 10/01/2024	98	102
2.871% due 10/01/2034	627	642
2.877% due 08/01/2032	72	75
2.892% due 08/01/2027	1,245	1,285
2.896% due 12/01/2034	128	131
2.904% due 02/01/2035	5,675	5,841
2.907% due 12/01/2027	266	275
2.917% due 12/01/2025	289	302
2.920% due 11/01/2023	31	31
2.926% due 11/01/2034	70	72
2.930% due 12/01/2034	53	55
2.931% due 02/01/2027	262	272
2.962% due 05/01/2024 - 11/01/2025	146	151
2.975% due 12/01/2026	12	13
2.981% due 12/01/2034	1,837	1,890
2.987% due 07/01/2024	299	309
2.995% due 11/01/2024	1,694	1,728
2.997% due 11/01/2032	99	102
3.011% due 12/01/2033	428	442
3.015% due 09/01/2029	11	12
3.029% due 01/01/2026	139	143
3.042% due 12/01/2022 - 02/01/2035	4,603	4,761
3.048% due 05/01/2025	218	225
3.050% due 10/01/2020 - 12/01/2025	204	212
3.052% due 09/01/2035	13,724	14,180
3.055% due 05/01/2024	77	79
3.072% due 08/01/2026	107	111
3.077% due 04/01/2027	51	53
3.078% due 10/01/2020	16	16
3.079% due 09/01/2034	1,320	1,362
3.085% due 03/01/2026	51	54
3.095% due 07/01/2026	11	11
3.105% due 09/01/2023	136	141
3.110% due 07/01/2017	708	727
3.111% due 11/01/2025	480	499
3.117% due 09/01/2024	132	136
3.125% due 10/01/2024	4	4
3.129% due 04/01/2027	3	3
3.132% due 10/01/2034	5,675	5,889
3.135% due 06/01/2033	119	123
3.142% due 11/01/2031	181	188
3.145% due 11/01/2025	26	26
3.149% due 05/01/2022 - 06/01/2025	81	84
3.171% due 10/01/2023	20	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.174% due 02/01/2028	$58	$61
3.182% due 11/01/2034	1,952	2,030
3.197% due 11/01/2035	757	789
3.199% due 12/01/2018	40	41
3.201% due 06/01/2025	342	356
3.204% due 12/01/2030	14	14
3.220% due 07/01/2019 - 09/01/2034	19,284	20,131
3.224% due 05/01/2026	48	50
3.244% due 09/01/2017	495	515
3.246% due 09/01/2035	9,735	10,182
3.250% due 08/01/2024 - 11/01/2026	129	132
3.251% due 06/01/2024	28	29
3.253% due 08/01/2027	1,045	1,095
3.270% due 05/01/2030	13	13
3.276% due 12/01/2023	55	58
3.295% due 05/25/2035	30,313	30,258
3.297% due 09/01/2035	2,152	2,233
3.300% due 08/01/2031	125	129
3.314% due 11/01/2025	69	71
3.328% due 03/01/2036	451	463
3.345% due 10/01/2027 - 07/01/2035	4,412	4,580
3.348% due 02/01/2028 - 08/01/2035	8,415	8,709
3.351% due 03/01/2034	8,318	8,583
3.371% due 12/01/2024	17	17
3.380% due 04/01/2034	339	350
3.382% due 05/01/2035	412	424
3.398% due 09/01/2019	593	604
3.407% due 01/01/2036	634	658
3.432% due 07/01/2035	2,919	3,040
3.441% due 07/01/2033	20	21
3.452% due 12/01/2035	25	25
3.472% due 08/01/2027	32	34
3.500% due 11/01/2027	46	48
3.533% due 10/01/2026	10	11
3.567% due 05/01/2034	615	633
3.593% due 04/01/2024	246	251
3.611% due 08/01/2023	56	58
3.671% due 07/01/2034	4,101	4,271
3.688% due 02/01/2033	2	2
3.723% due 04/01/2026	15	16
3.752% due 06/01/2035	2,233	2,311
3.821% due 06/01/2023	87	89
3.875% due 01/01/2018 - 05/01/2035	4,893	5,028
3.937% due 06/01/2034	27	28
3.972% due 05/01/2035	31,567	32,723
4.000% due 11/01/2010 - 12/01/2039	2,867	2,824
4.093% due 05/01/2030	12	13
4.186% due 03/01/2033	253	257
4.200% due 05/01/2021	11	11
4.255% due 05/01/2033	302	309
4.319% due 09/01/2033	166	173
4.366% due 04/01/2034	19	20
4.375% due 04/01/2017	31	31
4.409% due 07/01/2019	76	76
4.464% due 02/01/2028	31	32
4.486% due 09/01/2035	306	320
4.500% due 10/01/2010 - 02/01/2040	12,260	12,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.505% due 06/01/2035	$10,119	$10,491
4.524% due 07/01/2021	30	31
4.544% due 10/01/2019	191	200
4.565% due 09/01/2021	12	12
4.588% due 06/01/2015	148	153
4.646% due 06/01/2035	3,031	3,147
4.651% due 05/01/2035	20,962	21,743
4.654% due 08/01/2035	1,619	1,686
4.668% due 06/01/2035	15,565	16,168
4.673% due 11/01/2019	145	147
4.677% due 11/01/2035	21,717	22,658
4.679% due 12/01/2036	898	942
4.680% due 12/01/2012	354	377
4.684% due 09/01/2014	15	15
4.733% due 04/01/2018	150	155
4.744% due 03/01/2035	102	107
4.760% due 08/01/2035	689	721
4.770% due 11/01/2012	49	52
4.776% due 12/01/2017	648	664
4.789% due 04/01/2038	37	38
4.800% due 08/01/2035	4,096	4,266
4.802% due 11/01/2035	14,329	14,969
4.820% due 06/01/2023	19	19
4.828% due 06/01/2035	234	242
4.848% due 07/01/2024	120	126
4.859% due 09/01/2028	251	261
4.862% due 04/01/2013	49	53
4.870% due 05/01/2013	125	134
4.890% due 04/01/2035	3,473	3,633
4.912% due 09/01/2034	1,092	1,138
4.940% due 03/01/2035	415	434
4.946% due 08/01/2035	65	67
4.954% due 07/01/2035	3,531	3,652
4.962% due 06/01/2035	1,288	1,333
5.000% due 03/02/2015 - 04/01/2037	16,670	17,212
5.037% due 03/01/2024	26	27
5.060% due 06/01/2035	3,159	3,339
5.091% due 07/01/2035	3,503	3,614
5.134% due 09/01/2035	3,542	3,742
5.142% due 10/01/2035	2,662	2,812
5.148% due 08/01/2035 - 11/01/2035	4,855	5,130
5.156% due 08/01/2035	2,611	2,761
5.157% due 02/01/2016	194	211
5.164% due 11/01/2010 - 10/01/2035	2,531	2,671
5.169% due 09/01/2035	2,996	3,165
5.170% due 07/01/2035	2,896	3,061
5.171% due 11/01/2035	2,998	3,165
5.190% due 10/01/2035	3,925	4,145
5.198% due 08/01/2035	2,210	2,336
5.203% due 05/01/2023	381	391
5.218% due 09/01/2035	2,204	2,321
5.221% due 07/01/2035	2,808	2,962
5.227% due 06/01/2029 - 12/01/2035	3,176	3,353
5.239% due 08/01/2027	82	84
5.248% due 09/01/2035	3,181	3,356
5.250% due 08/01/2012	110	118
5.269% due 07/01/2035	2,179	2,303
5.271% due 10/01/2035	3,719	3,924
5.272% due 11/01/2035	14	15
5.290% due 11/25/2033	1,199	1,275

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.294% due 09/01/2035	$59	$62
5.303% due 10/01/2027	208	216
5.310% due 08/25/2033	3,756	3,957
5.311% due 10/01/2035	3,420	3,618
5.316% due 02/01/2021	62	63
5.328% due 02/01/2021	48	51
5.347% due 11/01/2035	4,641	4,907
5.370% due 08/25/2043	2,432	2,544
5.375% due 11/15/2011 - 01/01/2036	4,308	4,589
5.379% due 11/01/2035	3,760	3,981
5.410% due 09/01/2012	283	303
5.420% due 01/01/2036	90	94
5.433% due 05/01/2036	1,358	1,414
5.445% due 12/01/2017	4	5
5.480% due 01/01/2037	503	527
5.500% due 02/01/2012 - 05/01/2040	5,005,418	5,287,493
5.501% due 09/01/2021	7	8
5.527% due 03/01/2036	2,206	2,316
5.528% due 01/01/2036	1,604	1,693
5.536% due 01/01/2037	578	605
5.573% due 02/01/2036	4,062	4,268
5.615% due 08/01/2022	925	956
5.620% due 03/01/2036	1,844	1,926
5.635% due 12/01/2035	2,462	2,620
5.663% due 09/01/2036	11	11
5.665% due 02/01/2036	408	432
5.691% due 03/01/2036	2,835	2,986
5.743% due 03/01/2036	3,290	3,470
5.747% due 05/01/2037	105	110
5.750% due 01/01/2020 - 08/25/2034	1,999	2,105
5.780% due 09/01/2012	468	505
5.785% due 09/01/2037	29	31
5.790% due 10/01/2017	389	434
5.800% due 02/09/2026 (o)	50,000	51,690
5.812% due 03/01/2023	235	241
5.839% due 04/01/2036	14	15
5.862% due 07/01/2032	81	87
5.878% due 12/01/2036	272	285
5.914% due 02/01/2012	759	808
5.922% due 10/01/2011	477	499
5.930% due 06/01/2022	32	33
5.937% due 06/01/2036	1,046	1,105
5.950% due 02/25/2044	747	803
5.954% due 02/01/2020	43	44
5.975% due 02/01/2012	404	430
5.981% due 11/01/2011	122	128
6.000% due 07/01/2011 - 10/25/2044	17,263,020	18,387,998
6.010% due 09/01/2036	44	47
6.091% due 05/01/2011	494	509
6.114% due 02/01/2012	495	530
6.160% due 08/01/2017	154	172
6.200% due 05/01/2011 - 01/01/2012	613	645
6.250% due 02/01/2011 - 02/25/2029	39,401	41,319
6.280% due 06/15/2027	166,000	178,265
6.290% due 02/25/2029	500	559
6.300% due 10/17/2038	8,723	9,568
6.305% due 05/01/2011	317	328
6.354% due 03/25/2039	64	66

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.390% due 05/25/2036	$10,382	$11,158
6.402% due 06/01/2030	103	103
6.480% due 01/01/2011	287	292
6.500% due 07/01/2011 - 02/25/2047	234,472	256,435
6.579% due 03/01/2023	600	613
6.642% due 05/01/2014	52	53
6.730% due 06/01/2022	13	14
6.745% due 02/01/2018	39	40
6.750% due 10/25/2023	245	275
6.824% due 11/01/2021	40	41
6.900% due 05/25/2023	41	45
6.960% due 07/01/2019	166	185
6.993% due 12/01/2010	314	313
7.000% due 12/01/2010 - 01/25/2048	21,918	24,125
7.025% due 11/01/2022	18	18
7.104% due 08/25/2037	839	915
7.250% due 01/01/2023	716	810
7.360% due 04/01/2011	285	297
7.375% due 05/25/2022	914	1,014
7.500% due 11/01/2010 - 07/25/2041	4,764	5,367
7.750% due 01/25/2022	1,323	1,469
7.780% due 01/01/2018	1,983	2,306
7.800% due 10/25/2022 - 06/25/2026	216	238
8.000% due 12/01/2010 - 07/01/2032	3,635	4,103
8.000% due 08/18/2027 (b)	9	2
8.060% due 04/01/2030	1,665	1,908
8.080% due 04/01/2030	916	1,051
8.200% due 04/25/2025	4	4
8.490% due 06/01/2025	831	976
8.500% due 06/01/2012 - 10/01/2032	2,957	3,415
8.750% due 01/25/2021	185	210
9.000% due 07/01/2016 - 11/01/2025	1,257	1,430
9.242% due 09/25/2028	306	329
9.250% due 04/25/2018	17	18
9.300% due 05/25/2018 - 08/25/2019	55	61
9.500% due 06/25/2018 - 03/01/2026	657	757
10.000% due 11/01/2013 - 05/01/2022	105	117
10.500% due 11/01/2013 - 04/01/2022	19	21
11.000% due 11/01/2013 - 11/01/2020	104	119
11.500% due 08/20/2016 - 11/01/2019	3	4
11.542% due 09/25/2033	372	337
13.250% due 09/01/2011	1	1
14.750% due 08/01/2012	5	6
15.000% due 10/15/2012	15	17
15.500% due 10/01/2012 - 12/01/2012	1	1
15.750% due 12/01/2011 - 08/01/2012	4	5
16.000% due 09/01/2012	7	8
903.212% due 08/25/2021 (b)	0	5
1000.000% due 04/25/2022	0	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmer Mac
8.008% due 01/25/2012	$225	$225

Federal Home Loan Bank
1.000% due 12/28/2011	21,400	21,405
4.125% due 08/13/2010	70	71
4.750% due 12/12/2014	100	109
5.000% due 03/14/2014	70	77
5.625% due 06/13/2016	175	184

Federal Housing Administration
6.780% due 07/25/2040	7,127	7,041
6.880% due 02/01/2041	10,854	10,724
6.896% due 07/01/2020	8,264	8,190
6.960% due 05/01/2016	204	202
6.997% due 09/01/2019	44	44
7.110% due 05/01/2019	1,671	1,657
7.315% due 08/01/2019	3,226	3,208
7.350% due 04/01/2019 - 11/01/2020	540	536
7.375% due 02/01/2018	133	133
7.380% due 04/01/2041	2,358	2,345
7.400% due 01/25/2020	952	948
7.430% due 10/01/2018 - 06/01/2024	11,154	11,144
7.450% due 05/01/2021	2,142	2,144
7.460% due 01/01/2023	80	80
7.465% due 11/01/2019	1,740	1,740
7.500% due 03/01/2032	3,044	3,051
7.580% due 12/01/2040	7,058	7,068
7.630% due 08/01/2041	16,961	16,926
7.780% due 11/01/2040	7,064	7,067
8.250% due 01/01/2041	4,529	4,531
8.375% due 02/01/2012	3	3

Freddie Mac
0.269% due 12/25/2036	12,321	11,922
0.380% due 07/15/2019	20,586	20,472
0.470% due 05/15/2036	65	65
0.480% due 07/15/2034	596	602
0.489% due 08/25/2031	374	356
0.580% due 12/15/2029 - 06/15/2031	5,259	5,264
0.630% due 06/15/2018 - 01/15/2033	630	629
0.680% due 06/15/2023 - 12/15/2031	87	87
0.730% due 06/15/2030 - 12/15/2032	452	452
1.125% due 12/15/2011	29,300	29,379
1.229% due 05/25/2043	11,029	10,844
1.250% due 02/15/2021	14	14
1.681% due 10/25/2044 - 02/25/2045	46,864	44,765
1.881% due 07/25/2044	5,054	4,850
2.020% due 10/25/2023	788	803
2.125% due 12/01/2016	104	106
2.454% due 02/01/2018	103	104
2.500% due 06/01/2017 - 01/01/2019	3	3
2.561% due 04/01/2025	77	78
2.611% due 02/01/2023	75	76
2.615% due 11/01/2026	321	330
2.625% due 04/01/2017	4	4
2.630% due 01/01/2034	5,253	5,431
2.671% due 12/01/2022	14	15
2.677% due 06/01/2033	355	357

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 12/01/2023	$114	$118
2.767% due 09/01/2028	3	3
2.784% due 07/01/2025	497	510
2.798% due 09/01/2023	162	165
2.807% due 07/01/2023	212	217
2.851% due 04/01/2029	126	129
2.876% due 01/01/2024	34	35
2.881% due 06/01/2022	20	20
2.920% due 04/01/2024	609	623
2.966% due 11/01/2028	453	467
2.968% due 11/01/2023	208	213
2.972% due 07/01/2032	2	2
2.974% due 07/01/2020	125	128
2.975% due 08/01/2023	964	991
2.981% due 07/01/2024	56	57
2.982% due 04/01/2025	13	13
2.990% due 11/01/2023	2	2
2.993% due 06/01/2024	420	429
2.997% due 06/01/2030	371	383
3.023% due 06/01/2021 - 10/01/2026	634	650
3.044% due 04/01/2023	12	12
3.048% due 04/01/2025	2	2
3.059% due 07/01/2023	59	60
3.064% due 06/01/2020	76	78
3.077% due 10/01/2023	138	141
3.092% due 02/01/2025	17	17
3.102% due 10/01/2024	140	143
3.110% due 07/01/2022	96	98
3.115% due 01/01/2028	21	21
3.128% due 10/01/2023	181	185
3.140% due 08/01/2023	91	94
3.147% due 06/01/2022	372	380
3.152% due 09/01/2023	483	496
3.156% due 10/01/2023	261	268
3.158% due 05/01/2023	25	26
3.167% due 08/01/2023	439	449
3.175% due 06/01/2022	103	106
3.200% due 06/01/2024	239	244
3.216% due 03/01/2024	216	226
3.223% due 08/01/2023	77	79
3.240% due 09/01/2023	68	69
3.242% due 08/01/2035	763	790
3.280% due 02/01/2019	122	125
3.282% due 09/01/2023 - 02/01/2036	1,135	1,183
3.284% due 05/01/2023	63	65
3.292% due 10/01/2023	103	106
3.322% due 09/01/2035	11,013	11,429
3.327% due 07/01/2027	21	22
3.331% due 07/01/2030	806	831
3.334% due 05/01/2021	1,146	1,181
3.340% due 02/01/2026	386	398
3.356% due 08/01/2023	1	1
3.429% due 03/01/2022	1,025	1,055
3.430% due 08/01/2035	58	60
3.439% due 08/01/2023	42	43
3.479% due 07/01/2019	192	194
3.500% due 06/01/2019 - 09/01/2035	1,591	1,596
3.558% due 05/01/2023	145	150
3.572% due 07/01/2035	12,160	12,696
3.594% due 08/15/2032	3,913	4,003
3.606% due 10/01/2023	52	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.645% due 11/01/2034	$121	$125
3.662% due 07/01/2032	82	85
3.675% due 07/01/2033	28	29
3.735% due 12/01/2018	240	242
3.739% due 01/01/2022	78	79
3.750% due 11/15/2017	753	777
3.794% due 03/01/2035	2,667	2,780
3.852% due 12/01/2026	637	647
3.886% due 08/01/2035	269	278
4.000% due 04/01/2011 - 09/01/2033	4,968	5,150
4.012% due 01/01/2021	39	40
4.194% due 03/01/2035	26	27
4.230% due 10/25/2023	158	151
4.250% due 09/15/2024	1	1
4.265% due 05/01/2020	59	60
4.310% due 01/01/2035	466	483
4.445% due 05/01/2035	25,133	26,072
4.480% due 02/01/2021	6	6
4.500% due 12/01/2010 - 10/01/2035	9,585	9,847
4.530% due 01/01/2019	50	51
4.664% due 06/01/2035	3,869	3,977
4.665% due 03/01/2035	743	779
4.833% due 09/01/2023	27	28
4.834% due 10/01/2035	21,429	22,352
4.842% due 11/01/2035	24,110	24,947
4.843% due 10/01/2035	3,014	3,130
4.867% due 10/01/2035	44,277	46,287
4.872% due 10/01/2035	17,992	18,784
4.875% due 09/01/2018	51	52
4.921% due 09/01/2035	67	70
4.923% due 11/01/2035	18,018	18,826
4.925% due 04/01/2029	32	33
4.927% due 10/01/2035	20,545	21,444
4.928% due 07/01/2035	38	40
4.940% due 10/01/2022	43	44
4.980% due 05/01/2022	32	33
5.000% due 08/15/2012 - 02/01/2038	62,393	63,833
5.006% due 03/01/2021	508	520
5.060% due 05/01/2018	216	220
5.069% due 07/01/2019	4	5
5.075% due 01/01/2019	1	2
5.098% due 10/01/2035	3,304	3,485
5.105% due 05/01/2018	49	50
5.117% due 01/01/2036	13	14
5.189% due 05/01/2018	198	203
5.240% due 05/01/2037	365	384
5.251% due 09/01/2035	108	112
5.359% due 09/01/2037	42	44
5.377% due 12/01/2035	2,167	2,292
5.406% due 11/01/2035	2,324	2,464
5.458% due 02/01/2038	120	127
5.482% due 01/01/2037	598	632
5.500% due 09/01/2012 - 07/01/2047	1,005,130	1,059,128
5.505% due 12/01/2037	367	388
5.526% due 06/01/2037	46	48
5.571% due 07/01/2036	28	29
5.656% due 04/01/2036	11	11
5.768% due 03/01/2036	1,796	1,916
5.779% due 02/01/2037	51	54
5.835% due 04/01/2036	1,622	1,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.845% due 05/01/2037	$122	$129
5.870% due 02/01/2037	51	54
5.882% due 04/01/2036	2,721	2,903
5.935% due 10/01/2020	7	7
5.950% due 06/15/2028	46,094	47,934
6.000% due 01/01/2011 - 05/01/2040	1,433,704	1,537,114
6.250% due 12/15/2028 - 01/15/2036	1,071	1,161
6.290% due 10/01/2020	216	222
6.342% due 05/01/2020	14	14
6.420% due 11/15/2036 (b)	61,384	7,256
6.500% due 09/01/2010 - 10/25/2043	280,034	303,163
6.750% due 09/15/2029 - 03/15/2031	74,600	89,980
6.900% due 12/01/2010	360	366
6.950% due 07/15/2021 - 08/15/2021	92	96
7.000% due 10/01/2010 - 10/25/2043	32,424	36,051
7.000% due 09/15/2023 (b)	21	4
7.400% due 02/01/2021	693	690
7.500% due 05/01/2011 - 11/01/2037	14,023	15,145
7.645% due 05/01/2025	6,264	6,902
7.800% due 09/15/2020	9	10
8.000% due 10/01/2010 - 09/15/2024	3,276	3,620
8.250% due 06/01/2016 - 06/15/2022	491	576
8.500% due 06/01/2010 - 06/01/2030	1,904	2,018
8.655% due 10/15/2033	679	609
8.750% due 12/15/2020	98	108
8.900% due 11/15/2020	643	718
9.000% due 08/01/2016 - 07/01/2030	504	524
9.000% due 05/01/2022 (b)	4	1
9.250% due 07/01/2017	2	3
9.500% due 09/01/2016 - 12/01/2022	587	666
10.000% due 06/01/2017 - 03/01/2021	34	38
10.500% due 10/01/2017 - 01/01/2021	15	17
11.000% due 06/01/2011 - 05/01/2020	27	30
11.500% due 01/01/2018	0	1
13.250% due 10/01/2013	38	43
14.000% due 04/01/2016	2	2
15.500% due 08/01/2011	1	1
884.500% due 01/15/2021 (b)	0	2
1007.500% due 02/15/2022 (b)	0	4

Ginnie Mae
0.529% due 05/20/2037	206,440	202,942
0.650% due 06/16/2031 - 03/16/2032	427	427
0.700% due 11/16/2029 - 10/16/2030	545	546
0.729% due 09/20/2030	164	164
0.750% due 02/16/2030 - 04/16/2032	2,822	2,825
0.800% due 12/16/2025	86	86

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.850% due 02/16/2030	$1,977	$1,985
0.900% due 02/16/2030	843	847
1.179% due 03/20/2031	142	143
3.000% due 11/20/2032	311	316
3.125% due 12/20/2018 - 10/20/2033	23,700	24,102
3.500% due 12/20/2017 - 12/20/2020	192	198
3.625% due 07/20/2017 - 09/20/2033	30,048	30,967
3.750% due 02/20/2032	1,033	1,067
4.000% due 12/20/2015 - 08/20/2018	37	38
4.250% due 01/20/2028 - 03/20/2030	6,067	6,292
4.375% due 02/20/2017 - 05/20/2032	48,898	50,559
4.500% due 02/20/2018 - 02/20/2034	6,379	6,665
4.750% due 07/20/2035	1,841	1,806
4.875% due 01/20/2025	14	15
5.000% due 06/20/2028 - 07/20/2034	1,395	1,451
5.500% due 05/15/2021 - 05/01/2040	7,265	7,681
6.000% due 03/15/2013 - 05/01/2040	924,183	986,347
6.250% due 03/16/2029	533	567
6.500% due 02/15/2026 - 07/15/2040	84,643	90,891
6.670% due 08/15/2040	901	909
6.750% due 06/20/2028 - 10/16/2040	38,961	41,884
7.000% due 09/15/2010 - 11/15/2032	5,187	5,539
7.250% due 07/16/2028	2	2
7.500% due 06/15/2011 - 03/15/2032	6,003	6,651
7.700% due 03/15/2041	6,444	6,648
7.750% due 08/20/2025 - 12/15/2040	1,550	1,681
8.000% due 10/15/2011 - 10/20/2031	899	1,030
8.250% due 04/15/2020	73	82
8.300% due 06/15/2019	15	17
8.500% due 07/15/2016 - 04/15/2031	902	1,042
9.000% due 06/15/2010 - 01/15/2031	884	1,014
9.250% due 12/20/2016	1	1
9.500% due 05/15/2016 - 07/15/2025	310	354
10.000% due 02/15/2013 - 02/15/2025	315	353
10.250% due 02/20/2019	8	9
10.500% due 12/15/2015 - 09/15/2021	79	89
11.000% due 08/15/2010 - 09/15/2017	5	6
11.500% due 04/15/2013 - 10/15/2015	8	9
12.000% due 11/15/2012 - 05/15/2016	52	57
13.000% due 12/15/2012	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
13.500% due 12/15/2012 - 09/15/2014	$7	$8
15.000% due 08/15/2011 - 09/15/2012	15	18
16.000% due 11/15/2011 - 01/15/2012	3	3
17.000% due 11/15/2011 - 12/15/2011	5	6

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	151	150
1.000% due 03/25/2025 - 07/25/2025	123	122
1.100% due 01/25/2019 - 11/25/2024	163	163
3.870% due 01/01/2014	840	865
4.330% due 07/01/2014	144	149
4.340% due 03/01/2024	195	202
4.504% due 02/01/2014	40	42
4.524% due 02/10/2013	4,501	4,688
4.684% due 09/10/2014	3,543	3,686
4.750% due 07/01/2025	898	946
4.754% due 08/10/2014	155	162
4.770% due 04/01/2024	919	966
4.870% due 12/01/2024	1,750	1,874
4.890% due 12/01/2023	1,133	1,204
4.930% due 01/01/2024	2,253	2,375
4.950% due 03/01/2025	1,890	1,995
4.980% due 11/01/2023	8,327	8,719
5.090% due 10/01/2025	781	831
5.110% due 05/01/2017 - 08/01/2025	1,972	2,087
5.120% due 11/01/2017	179	192
5.130% due 09/01/2023	4,876	5,165
5.136% due 08/10/2013	368	388
5.160% due 02/01/2028	2,249	2,377
5.190% due 01/01/2017 - 07/01/2024	441	469
5.200% due 11/01/2015	307	324
5.230% due 11/01/2016	343	364
5.290% due 12/01/2027	75,241	80,863
5.310% due 05/01/2027	407	437
5.340% due 11/01/2021	5,623	5,976
5.370% due 09/01/2016	288	307
5.490% due 05/01/2028	26,888	28,946
5.680% due 06/01/2028	26,231	28,535
5.725% due 09/01/2018	49,113	52,705
5.780% due 08/01/2027	78	83
5.820% due 07/01/2027	3,324	3,643
5.902% due 02/10/2018	492	541
6.030% due 02/01/2012	3,024	3,185
6.070% due 07/01/2026	1,217	1,329
6.340% due 03/01/2021	8,905	9,638
6.344% due 08/01/2011	177	186
6.640% due 02/01/2011	699	728
6.700% due 12/01/2016	2,283	2,493
6.900% due 12/01/2020	2,774	3,028
6.950% due 11/01/2016	554	595
7.060% due 11/01/2019	462	504
7.150% due 03/01/2017	939	1,035
7.190% due 12/01/2019	81	88
7.220% due 11/01/2020	646	707
7.449% due 08/01/2010	3,495	3,559
7.500% due 04/01/2017	609	670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.630% due 06/01/2020	$4,310	$4,735
7.700% due 07/01/2016	66	73

Tennessee Valley Authority
5.250% due 09/15/2039	98,000	97,270
6.790% due 05/23/2012	3,000	3,346

Vendee Mortgage Trust
0.443% due 06/15/2023 (b)	18,769	247
6.500% due 09/15/2024	13,363	13,878
6.810% due 01/15/2030	1,903	2,057
Total U.S. Government Agencies (Cost $31,256,394)		32,141,451

U.S. TREASURY OBLIGATIONS 7.6%

Treasury Inflation Protected Securities (i)
1.750% due 01/15/2028	25,856	24,530
2.000% due 01/15/2026	43,665	43,542
2.125% due 02/15/2040	60,145	59,788
2.375% due 01/15/2025	45,977	48,211
2.375% due 01/15/2027	37,603	39,257

U.S. Treasury Bonds
3.500% due 02/15/2039 (n)(o)	82,663	66,918
4.250% due 05/15/2039	286,773	265,803
4.375% due 02/15/2038	394,100	374,888
4.375% due 11/15/2039 (o)	192,968	182,536
4.500% due 05/15/2038 (n)	574,394	557,522
4.500% due 08/15/2039 (n)	402,521	388,873
5.375% due 02/15/2031	257,600	285,051
7.250% due 08/15/2022	500	650
7.500% due 11/15/2024	200	269
7.625% due 11/15/2022	600	804
7.875% due 02/15/2021	400	538
8.000% due 11/15/2021	100	136

U.S. Treasury Notes
0.750% due 11/30/2011 (n)(o)	5,778,289	5,772,199
0.875% due 01/31/2012	1,187,400	1,186,426
0.875% due 02/29/2012	536,100	535,158
1.000% due 10/31/2011 (o)	1,932,043	1,939,365
1.375% due 10/15/2012	500,233	501,015
1.375% due 11/15/2012	1,242,000	1,242,001
1.375% due 03/15/2013 (n)	274,900	273,353
2.250% due 05/31/2014	1,500	1,503
2.375% due 09/30/2014	1,600	1,601
2.375% due 02/28/2015	1,600	1,589
2.500% due 03/31/2015	8,000	7,980
3.250% due 03/31/2017	1,420,300	1,418,082
3.375% due 11/15/2019	800	772
3.500% due 02/15/2018	500	502
3.625% due 08/15/2019	612	605
3.625% due 02/15/2020 (n)	1,588,800	1,562,238

Total U.S. Treasury Obligations (Cost $16,932,638)		16,783,705

MORTGAGE-BACKED SECURITIES 3.9%

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	30	30

Adjustable Rate Mortgage Trust
5.343% due 11/25/2035	1,511	1,142
5.388% due 01/25/2036	5,314	4,539

American Home Mortgage Assets
0.419% due 05/25/2046	46,287	24,556
0.419% due 09/25/2046	18,932	10,001
0.439% due 10/25/2046	29,115	14,657
1.171% due 02/25/2047	20,424	9,730
1.391% due 11/25/2046	98,925	46,350

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
2.229% due 02/25/2045	$64,440	$50,515
2.486% due 10/25/2034	7,247	5,998
4.985% due 09/25/2035	600	553
5.660% due 09/25/2045	14,209	11,411

Banc of America Commercial Mortgage, Inc.
3.878% due 09/11/2036	1,915	1,949
4.342% due 03/11/2041	681	690
4.772% due 07/11/2043	36,563	37,457
4.811% due 12/10/2042	10	10
5.381% due 01/15/2049	517	534
5.414% due 06/10/2039	460	483
5.414% due 09/10/2047	15,000	15,033
5.421% due 04/10/2049	110	114
5.451% due 01/15/2049	1,410	1,385
5.492% due 02/10/2051	25,000	23,775
5.611% due 05/10/2045	103	105
5.658% due 06/10/2049	14,050	12,685
5.689% due 04/10/2049	5,349	5,143
5.739% due 05/10/2045	29,000	30,085
5.744% due 02/10/2051	3,680	3,577
6.181% due 02/10/2051	24,070	24,181
9.073% due 10/11/2037	93	113

Banc of America Funding Corp.
0.519% due 05/20/2035	2,284	1,307
2.995% due 03/20/2035	3,835	3,554
3.030% due 05/25/2035	118,457	109,010
3.435% due 11/20/2034	2,277	1,781
4.484% due 02/20/2036	1,416	1,288
4.956% due 09/20/2034	3,976	4,010
5.250% due 09/20/2034	158	155
5.321% due 11/20/2035	5,490	3,626
5.729% due 05/20/2036	20,711	18,683
5.749% due 03/20/2036	3,473	2,416
5.753% due 10/25/2036	2,345	1,432
5.798% due 03/20/2036	974	734
5.837% due 01/25/2037	1,881	984
5.888% due 04/25/2037	5,600	3,546
5.920% due 10/20/2046	8,796	5,769
6.000% due 09/25/2036	18,597	14,667
6.030% due 01/20/2047	425	298

Banc of America Large Loan, Inc.
0.740% due 08/15/2029	2,023	1,768
5.898% due 02/15/2051	40,000	37,977

Banc of America Mortgage Securities, Inc.
3.179% due 02/25/2035	2,297	1,960
3.307% due 01/25/2035	5,217	4,625
3.913% due 05/25/2033	568	508
3.994% due 07/25/2033	389	363
4.090% due 07/25/2034	478	439
4.197% due 07/20/2032	1,427	1,257
4.604% due 12/25/2033	4,617	4,164
4.720% due 05/25/2035	14,800	11,562
4.977% due 07/25/2035	5,706	4,843
5.081% due 11/25/2035	3,162	2,579
5.197% due 11/25/2034	5,753	5,156
5.404% due 02/25/2036	4,923	3,896
5.500% due 11/25/2033	65	65
6.000% due 07/25/2046	3,000	2,385
6.500% due 10/25/2031	175	173
6.500% due 09/25/2033	8,446	8,651

BCAP LLC Trust
0.399% due 01/25/2037	100,023	51,423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 08/25/2035	$465	$434
2.810% due 03/25/2035	12,989	12,162
2.918% due 04/25/2033	320	288
2.927% due 04/25/2033	3,338	3,150
2.934% due 03/25/2035	764	724
3.048% due 11/25/2030	4,888	4,355
3.107% due 11/25/2034	233	209
3.399% due 02/25/2033	96	82
3.408% due 05/25/2034	120	109
3.504% due 08/25/2033	88	83
3.537% due 02/25/2034	3,687	3,138
3.553% due 01/25/2034	10	10
3.558% due 01/25/2035	483	438
3.579% due 01/25/2034	18	15
3.605% due 11/25/2034	4,583	3,875
3.705% due 01/25/2034	2,387	2,133
3.727% due 09/25/2034	213	194
3.738% due 08/25/2035	11,586	8,040
3.799% due 05/25/2033	1,329	1,288
4.042% due 05/25/2034	39	37
4.138% due 07/25/2034	825	697
4.142% due 11/25/2034	5,974	5,344
4.330% due 10/25/2035	222,403	217,581
4.457% due 08/25/2033	396	376
4.601% due 10/25/2033	67	62
4.625% due 10/25/2035	3,102	2,736
4.625% due 02/25/2036	467	416
4.631% due 05/25/2034	41	37
4.978% due 01/25/2035	3,212	3,060
5.133% due 08/25/2035	91,600	85,247
5.287% due 02/25/2036	6,268	5,177
5.350% due 08/25/2035	34,201	30,342
5.382% due 04/25/2033	10,191	9,704
5.394% due 05/25/2047	49,358	34,282
5.453% due 04/25/2033	779	723
5.642% due 02/25/2033	6,792	6,651
5.726% due 02/25/2036	6,709	4,441

Bear Stearns Alt-A Trust
0.389% due 02/25/2034	6,202	4,665
0.429% due 02/25/2034	89	37
0.449% due 04/25/2035	3,630	1,920
0.449% due 12/25/2046	349	34
2.734% due 03/25/2035	31	22
3.033% due 12/25/2033	1,492	1,325
3.288% due 01/25/2035	6,086	4,479
3.429% due 10/25/2033	64	48
3.478% due 05/25/2035	143,553	102,279
3.543% due 09/25/2034	343	234
3.788% due 02/25/2034	7,971	6,842
5.158% due 09/25/2035	72,481	53,697
5.198% due 08/25/2036	9,100	2,705
5.599% due 11/25/2036	114	75
5.634% due 03/25/2036	3,425	1,574
5.646% due 11/25/2036	878	570
5.652% due 01/25/2036	29,591	16,682
5.663% due 02/25/2036	2,809	1,580
6.250% due 08/25/2036	179	85

Bear Stearns Commercial Mortgage Securities
0.340% due 03/15/2019	485	435
3.970% due 11/11/2035	72	73
4.980% due 02/11/2041	387	404
5.060% due 11/15/2016	1,269	1,283
5.116% due 02/11/2041	900	928

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.201% due 12/11/2038	$2,250	$2,252
5.331% due 02/11/2044	51,225	49,428
5.456% due 03/11/2039	13,650	14,157
5.468% due 06/11/2041	100	104
5.471% due 01/12/2045	30,150	30,750
5.593% due 06/11/2040	3,707	3,846
5.610% due 11/15/2033	1,770	1,843
5.694% due 09/11/2038	518	558
5.694% due 06/11/2050	48,340	47,910
5.700% due 06/11/2050	57,455	55,555
5.703% due 06/11/2050	1,300	1,351
5.719% due 06/11/2040	65,984	65,253
6.440% due 06/16/2030	133	133
6.480% due 02/15/2035	246	253
7.000% due 05/20/2030	24,399	26,385

Bear Stearns Mortgage Funding Trust
0.299% due 02/25/2037	115	113

Bear Stearns Mortgage Securities, Inc.
3.352% due 06/25/2030	81	79

Bear Stearns Structured Products, Inc.
5.603% due 01/26/2036	6,362	3,929
5.624% due 12/26/2046	6,298	3,874

Bella Vista Mortgage Trust
0.479% due 05/20/2045	69	39

CC Mortgage Funding Corp.
0.409% due 05/25/2036	4,320	2,361

Chase Mortgage Finance Corp.
4.905% due 02/25/2037	21,675	19,519
5.233% due 12/25/2035	25,325	21,021
5.424% due 03/25/2037	26,780	22,385
6.000% due 09/25/2036	275	218

Chaseflex Trust
5.500% due 06/25/2035	50	47

Citicorp Mortgage Securities, Inc.
5.250% due 12/25/2033	250	240
5.500% due 04/25/2037	7,542	6,656

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	352
5.622% due 12/10/2049	162	170
5.699% due 12/10/2049	10,118	10,072
5.727% due 03/15/2049	425	446
6.095% due 12/10/2049	39,502	39,866

Citigroup Mortgage Loan Trust, Inc.
0.299% due 01/25/2037	1,376	1,182
1.029% due 08/25/2035	4,777	3,294
2.510% due 08/25/2035	2,532	2,267
2.760% due 10/25/2035	35,977	29,870
3.400% due 02/25/2034	7,172	6,450
3.438% due 12/25/2035	4,996	2,605
3.462% due 09/25/2034	1,860	1,665
4.098% due 08/25/2035	13,606	12,044
4.248% due 08/25/2035	81,618	72,301
4.584% due 08/25/2035	88,015	75,781
4.700% due 12/25/2035	61,770	56,648
5.629% due 07/25/2046	14,316	10,238
5.969% due 09/25/2037	95,289	64,982

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	94,870	91,967
5.363% due 01/15/2046	300	306
5.617% due 10/15/2048	3,515	3,601
5.886% due 11/15/2044	3,955	3,960

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	3,841	2,787

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	$408	$447

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	170	184

Commercial Mortgage Loan Trust
6.020% due 12/10/2049	58,150	57,250

Commercial Mortgage Pass-Through Certificates
0.448% due 02/05/2019	3,925	3,619
0.730% due 02/16/2034	16,405	15,923
0.730% due 07/16/2034	1,090	1,037
4.049% due 10/15/2037	33	33
5.306% due 12/10/2046	137,853	135,029
5.543% due 02/11/2017	7,500	7,278
5.816% due 12/10/2049	5,550	5,557

Community Program Loan Trust
4.500% due 10/01/2018	4,199	4,224
4.500% due 04/01/2029	26,000	23,552

Countrywide Alternative Loan Trust
0.309% due 09/20/2046	5	5
0.379% due 05/20/2046	1,245	1,187
0.399% due 01/25/2037	4,100	2,106
0.409% due 05/25/2047	5,737	3,016
0.419% due 09/25/2046	42,338	20,182
0.424% due 12/20/2046	116,315	60,181
0.429% due 05/25/2036	3,361	1,720
0.429% due 06/25/2037	22	11
0.439% due 05/25/2035	382	221
0.439% due 07/20/2046	51,603	20,412
0.439% due 07/25/2046	7,941	4,375
0.479% due 09/25/2046	1,000	104
0.479% due 10/25/2046	562	130
0.489% due 07/25/2046	800	28
0.499% due 05/25/2036	595	127
0.509% due 02/25/2037	5,671	3,128
0.579% due 09/25/2035	3,410	2,045
0.579% due 05/25/2037	442	222
1.471% due 12/25/2035	992	542
1.471% due 02/25/2036	1,358	744
1.571% due 08/25/2035	611	306
1.971% due 11/25/2035	2,959	1,628
2.511% due 11/25/2035	38	22
5.000% due 08/25/2019	960	917
5.000% due 01/25/2035	71	59
5.250% due 10/25/2033	41	41
5.250% due 06/25/2035	2,605	2,060
5.302% due 10/25/2035	4,074	3,255
5.750% due 03/25/2037	3,000	1,879
5.822% due 11/25/2035	3,418	2,027
5.849% due 02/25/2037	43,611	30,381
6.000% due 10/25/2032	1,932	1,705
6.000% due 10/25/2033	747	737
6.000% due 12/25/2033	27	26
6.000% due 02/25/2034	36	36
6.000% due 01/25/2037	17,195	11,062
6.000% due 02/25/2037	2,240	1,587
6.058% due 08/25/2036	1,140	1,125
6.250% due 12/25/2033	506	513
6.250% due 11/25/2036	2,694	1,754
6.250% due 08/25/2037	8,076	4,393
6.500% due 05/25/2036	9,827	5,552

Countrywide Home Loan Mortgage Pass-Through Trust
0.459% due 05/25/2035	18,332	10,666
0.519% due 04/25/2035	22,098	12,697
0.549% due 03/25/2035	648	370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.559% due 02/25/2035	$1,649	$1,139
0.569% due 02/25/2035	22	15
0.569% due 06/25/2035	7,709	6,802
0.569% due 03/25/2036	943	274
0.579% due 02/25/2036	518	102
0.609% due 09/25/2034	42	26
0.629% due 08/25/2018	2,661	2,578
2.375% due 07/19/2031	27	24
3.323% due 10/19/2032	8	4
3.388% due 02/20/2035	2,190	1,862
3.510% due 11/25/2034	2,744	2,329
3.563% due 04/20/2035	24	21
3.578% due 06/20/2034	1,774	1,337
3.945% due 07/25/2034	5,826	5,399
3.968% due 08/25/2034	500	380
4.107% due 11/19/2033	1,811	1,718
5.000% due 11/25/2035	6,351	5,434
5.229% due 01/20/2035	5,548	5,114
5.250% due 02/20/2036	44,047	33,003
5.265% due 02/25/2047	3,014	1,788
5.307% due 04/25/2035	22,593	18,012
5.317% due 10/20/2035	3,552	2,480
5.380% due 03/25/2037	2,857	1,634
5.480% due 02/20/2036	888	589
5.500% due 10/25/2035	20,105	16,718
5.500% due 11/25/2035	23,353	13,617
5.531% due 04/20/2036	8,485	5,764
5.720% due 05/20/2036	5,310	3,020
5.750% due 02/25/2037	11,764	9,791
5.981% due 09/25/2047	9,026	6,457
6.000% due 10/25/2034	196	188
6.000% due 08/25/2037	42,774	35,852
6.250% due 09/25/2036	18,000	13,712
6.500% due 01/25/2034	507	485
6.500% due 11/25/2034	1,436	1,296
7.500% due 06/25/2035	493	465

Credit Suisse First Boston Mortgage Securities Corp.
0.837% due 03/25/2032	660	547
2.118% due 05/25/2032	71	68
2.689% due 04/25/2034	32,351	30,430
3.169% due 07/25/2033	39	36
3.442% due 09/25/2034	884	810
3.483% due 08/25/2033	216	205
3.499% due 06/25/2032	32	28
4.106% due 12/15/2035	6,587	6,754
4.485% due 11/15/2036	1,866	1,893
4.495% due 05/25/2032	160	146
4.823% due 06/25/2032	15	13
5.435% due 09/15/2034	8,699	9,009
5.500% due 10/25/2035	5,678	4,854
6.000% due 11/25/2035	79	68
6.500% due 04/25/2033	1,794	1,768
7.170% due 05/17/2040	250	253
7.500% due 12/25/2032	4	4

Credit Suisse Mortgage Capital Certificates
1.481% due 11/28/2039	102,295	101,469
5.383% due 02/15/2040	4,200	3,769
5.467% due 09/15/2039	43,630	41,982
5.509% due 03/15/2017	40,150	36,350
5.579% due 04/25/2037	2,100	1,038
5.658% due 03/15/2039	14,987	14,735
5.658% due 06/10/2049	34,815	34,544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.695% due 09/15/2040	$47,601	$44,345
5.863% due 02/25/2037	5,345	2,957

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	4,011	2,299
5.720% due 09/25/2036	3,887	2,513
6.172% due 06/25/2036	4,810	2,573

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	4,100	3,743

Deutsche ALT-A Securities, Inc.
0.299% due 12/25/2036	175	174
0.299% due 01/25/2047	44	43
0.319% due 08/25/2037	5,893	5,668
0.329% due 10/25/2036	14	5
0.379% due 02/25/2047	17,608	10,099
5.050% due 09/25/2035	8	8
5.500% due 12/25/2035	4,100	2,676
5.505% due 10/25/2035	13,045	9,152
5.869% due 10/25/2036	3,706	2,069
5.886% due 10/25/2036	3,706	2,009
6.005% due 10/25/2036	3,312	1,767
6.300% due 07/25/2036	3,981	2,115

DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (r)	201	174
8.000% due 03/25/2022	6	6

Downey Savings & Loan Association Mortgage Loan Trust
0.409% due 04/19/2048	5,367	1,710
2.539% due 07/19/2044	89	59

Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	14	14

First Horizon Alternative Mortgage Securities
0.729% due 06/25/2035	18,450	13,719
5.387% due 09/25/2035	10,841	7,827
6.250% due 08/25/2037	2,445	1,674

First Horizon Asset Securities, Inc.
2.916% due 12/25/2033	29	27
3.117% due 07/25/2033	21	19
5.119% due 06/25/2035	8,822	7,348
5.250% due 05/25/2021	3,640	3,094
5.250% due 03/25/2035	11,416	9,451
5.343% due 08/25/2035	6,069	5,401
5.452% due 09/25/2035	22,935	20,273
5.474% due 01/25/2037	236	188
5.500% due 01/25/2035	1,600	1,516
5.518% due 11/25/2034	13,457	12,828
6.439% due 10/25/2036	4,859	3,379

First Nationwide Trust
6.750% due 08/21/2031	828	729

First Republic Mortgage Loan Trust
0.530% due 08/15/2032	348	311
0.580% due 11/15/2031	195	167
0.630% due 11/15/2032	87	76
0.709% due 06/25/2030	1,763	1,607
0.730% due 11/15/2030	72	67

First Union National Bank Commercial Mortgage
6.141% due 02/12/2034	182	191

First Union National Bank-Bank of America Commercial Mortgage Trust
6.136% due 03/15/2033	4,994	5,090

Fund America Investors Corp. II
2.771% due 06/25/2023	187	180
5.774% due 06/25/2023	2	2

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital Commercial Mortgage Corp.
0.497% due 06/10/2048 (b)	$2,999	$31
4.229% due 12/10/2037	9,602	9,723
6.496% due 01/15/2033	1,827	1,868

GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038	3,325	3,433
5.713% due 10/15/2038	600	635
6.957% due 09/15/2035	1,855	1,891
7.455% due 08/16/2033	784	786

GMAC Mortgage Corp. Loan Trust
0.696% due 12/25/2033	375	364
4.057% due 06/25/2034	5,146	4,329
4.514% due 06/25/2034	91	83
5.167% due 05/25/2035	6,997	5,927

GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	261	261
8.950% due 08/20/2017	29	32

Government Lease Trust
4.000% due 05/18/2011	44,915	46,238
6.480% due 05/18/2011	2,897	2,961

Greenpoint Mortgage Funding Trust
0.309% due 10/25/2046	874	793
0.309% due 01/25/2047	963	884
0.429% due 10/25/2046	1,000	86
0.429% due 12/25/2046	900	141
0.449% due 06/25/2045	623	372
0.499% due 04/25/2036	706	168
0.499% due 11/25/2045	618	345
0.569% due 10/25/2046	900	100

Greenwich Capital Commercial Funding Corp.
4.022% due 01/05/2036	31	31
4.799% due 08/10/2042	2,600	2,586
5.224% due 04/10/2037	27,908	28,064
5.381% due 03/10/2039	630	649
5.444% due 03/10/2039	85,456	83,228

GS Mortgage Securities Corp. II
0.318% due 03/06/2020	5,046	4,871
0.588% due 05/03/2018	100	100
4.761% due 07/10/2039	225	223
5.479% due 11/10/2039	160	165
5.506% due 04/10/2038	125	127
5.560% due 11/10/2039	35,665	35,359
5.805% due 08/10/2045	133,980	124,378
6.044% due 08/15/2018	4,916	5,074
6.615% due 02/14/2016	1,800	1,887
6.624% due 05/03/2018	56,100	58,948

GSMPS Mortgage Loan Trust
7.500% due 06/25/2043	6,069	5,904

GSR Mortgage Loan Trust
0.579% due 01/25/2034	80	65
2.060% due 03/25/2033	72	70
2.954% due 09/25/2035	78,865	72,825
3.008% due 09/25/2035	47,140	45,496
3.238% due 04/25/2035	12,483	10,819
3.272% due 12/25/2034	2,147	1,690
3.402% due 04/25/2036	179	136
3.688% due 06/25/2034	59	52
3.991% due 11/25/2035	9,727	8,273
4.547% due 09/25/2035	12,900	9,512
4.808% due 05/25/2035	48,113	39,284
5.123% due 01/25/2036	538	441
5.219% due 11/25/2035	165,699	152,240
5.340% due 11/25/2035	10,177	8,522
5.500% due 03/25/2035	150	121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/25/2036	$4,000	$3,045
6.000% due 03/25/2032	63	63
6.000% due 01/25/2037	51,794	46,448
6.000% due 03/25/2037	40,829	35,017
6.000% due 05/25/2037	30,682	27,420
6.500% due 09/25/2036	13,388	10,773

GSRPM Mortgage Loan Trust
0.929% due 01/25/2032	1,137	1,010

Harborview Mortgage Loan Trust
0.319% due 01/19/2038	40	40
0.359% due 04/19/2038	29,722	15,818
0.379% due 01/25/2047	7,439	4,132
0.409% due 07/19/2046	49,202	25,848
0.419% due 07/21/2036	7,940	4,321
0.419% due 01/19/2038	9,023	4,999
0.429% due 09/19/2046	10,995	5,926
0.449% due 05/19/2035	412	245
0.469% due 03/19/2036	18,283	10,185
0.569% due 06/20/2035	1,768	1,343
0.579% due 01/19/2035	3,680	2,003
0.599% due 02/19/2034	10	8
1.229% due 11/25/2047	4,782	2,954
3.588% due 06/19/2034	9,761	7,988
3.605% due 05/19/2033	137	131
4.154% due 07/19/2035	259	206
4.880% due 07/19/2035	1,075	779
5.826% due 08/19/2036	7,109	4,565

Homebanc Mortgage Trust
0.409% due 12/25/2036	3,788	2,557
5.802% due 04/25/2037	9,837	7,350
5.837% due 04/25/2037	4,100	2,180

Impac CMB Trust
0.989% due 10/25/2033	10	7
1.229% due 07/25/2033	1,715	1,534
5.265% due 09/25/2034	599	470

Impac Secured Assets CMN Owner Trust
0.309% due 01/25/2037	190	185
0.319% due 11/25/2036	3,961	3,396

Indymac ARM Trust
2.463% due 01/25/2032	599	435
2.503% due 01/25/2032	212	151
2.947% due 08/25/2031	480	438

Indymac IMSC Mortgage Loan Trust
0.409% due 07/25/2047	17,769	8,385

Indymac INDA Mortgage Loan Trust
4.993% due 01/25/2036	29,161	24,182
5.849% due 08/25/2036	4,100	2,655

Indymac INDB Mortgage Loan Trust
0.529% due 11/25/2035	1,396	619

Indymac Index Mortgage Loan Trust
0.319% due 11/25/2046	1,213	1,195
0.419% due 09/25/2046	31,191	16,219
0.429% due 11/25/2046	1,106	233
0.429% due 06/25/2047	16,242	8,063
0.469% due 07/25/2035	4,708	2,733
0.529% due 06/25/2037	2,760	1,024
1.009% due 05/25/2034	32	21
2.948% due 12/25/2034	2,576	1,865
3.025% due 01/25/2036	13,559	8,453
3.552% due 01/25/2035	323	235
5.000% due 08/25/2035	3,589	2,569
5.099% due 09/25/2035	3,600	2,714
5.202% due 01/25/2036	1,841	1,389
5.221% due 09/25/2035	1,883	1,066

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.245% due 09/25/2035	$1,495	$384
5.270% due 06/25/2035	3,050	2,205
5.281% due 10/25/2035	1,694	1,283
5.368% due 04/25/2037	19,336	10,138
5.683% due 06/25/2036	2,900	2,120
5.686% due 04/25/2037	43,836	25,193

Jamaica Housing Development
3.104% due 10/01/2018	5,807	5,564

JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	853	772

JPMorgan Chase Commercial Mortgage Securities Corp.
0.026% due 01/12/2043 (b)	12,628	7
4.372% due 10/12/2037	493	504
4.393% due 07/12/2037	31	32
4.575% due 07/15/2042	2,271	2,270
4.824% due 09/12/2037	16,300	16,608
4.851% due 08/15/2042	36	36
5.050% due 12/12/2034	10,000	10,510
5.273% due 02/12/2051	22	23
5.336% due 05/15/2047	201,156	196,423
5.399% due 05/15/2045	2,235	2,235
5.420% due 01/15/2049	67,884	65,495
5.429% due 12/12/2043	500	503
5.440% due 06/12/2047	56,285	55,091
5.729% due 02/12/2049	4,250	4,354
5.746% due 02/12/2049	79,566	79,189
5.794% due 02/12/2051	4,595	4,591
5.818% due 06/15/2049	40,845	39,233
5.832% due 04/15/2045	569	573
5.857% due 10/12/2035	2,020	2,113
5.874% due 04/15/2045	43,365	44,827
5.882% due 02/15/2051	33,040	32,353
6.244% due 04/15/2035	5	5

JPMorgan Commercial Mortgage Finance Corp.
7.371% due 08/15/2032	45	45

JPMorgan Mortgage Trust
3.442% due 07/25/2035	2,931	2,720
3.534% due 02/25/2036	7,781	7,093
4.400% due 11/25/2033	82	80
4.799% due 02/25/2034	4,029	3,974
4.857% due 04/25/2035	1,568	1,505
4.957% due 08/25/2035	11,547	9,766
4.974% due 10/25/2035	33,255	27,517
5.005% due 07/25/2035	36,181	33,977
5.016% due 02/25/2035	6,907	6,842
5.118% due 10/25/2035	26,445	21,160
5.307% due 02/25/2036	34,346	25,692
5.366% due 08/25/2035	12,068	10,571
5.404% due 11/25/2035	2,675	2,384
5.500% due 10/25/2035	2,361	1,921
5.677% due 04/25/2036	42,955	39,510
5.678% due 04/25/2036	9,854	7,658
5.750% due 01/25/2036	18,319	15,762
5.765% due 04/25/2037	98	86
5.981% due 10/25/2036	18,179	14,775
6.044% due 10/25/2036	79,112	64,331
6.500% due 07/25/2036	16,255	13,410

LB Commercial Conduit Mortgage Trust
5.951% due 07/15/2044	23,694	22,922

LB Mortgage Trust
8.440% due 01/20/2017	9,841	9,763

LB-UBS Commercial Mortgage Trust
4.553% due 07/15/2030	50	50
4.563% due 09/15/2026	7,450	7,676

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.568% due 01/15/2031	$390	$396
5.372% due 09/15/2039	20,900	21,287
5.424% due 02/15/2040	75,816	73,551
5.430% due 02/15/2040	71,868	69,267
5.661% due 03/15/2039	16,790	17,213
5.866% due 09/15/2045	6,110	6,024
5.882% due 06/15/2038	2,516	2,646
6.133% due 12/15/2030	1,150	1,213
6.365% due 12/15/2028	694	725
6.510% due 12/15/2026	1,416	1,442
6.653% due 11/15/2027	35	36
7.370% due 08/15/2026	131	132

Luminent Mortgage Trust
0.399% due 12/25/2036	24,637	13,067
0.409% due 12/25/2036	10,861	5,365
0.429% due 10/25/2046	8,138	4,578

MASTR Adjustable Rate Mortgages Trust
0.439% due 04/25/2046	14,492	7,700
0.469% due 05/25/2037	3,153	1,549
0.529% due 05/25/2047	1,000	158
3.034% due 10/25/2032	2,733	2,670
3.097% due 11/21/2034	11,700	10,327
3.148% due 05/25/2034	237	212
3.615% due 12/25/2033	698	581
4.104% due 07/25/2035	5,852	4,428

MASTR Alternative Loans Trust
0.629% due 11/25/2033	801	766
0.629% due 03/25/2036	14,199	5,434

MASTR Asset Securitization Trust
5.500% due 09/25/2033	3,132	3,207
5.750% due 05/25/2036	24,375	19,606

MASTR Seasoned Securities Trust
6.216% due 09/25/2017	12,918	12,891
6.500% due 08/25/2032	28,347	28,537

Mellon Residential Funding Corp.
0.580% due 11/15/2031	15,754	14,855
0.670% due 12/15/2030	3,397	3,066
0.712% due 06/15/2030	4,951	4,174
1.110% due 11/15/2031	247	168
2.610% due 10/20/2029	8,911	8,436

Merrill Lynch Alternative Note Asset
0.529% due 03/25/2037	5,435	2,360
5.442% due 06/25/2037	4,031	2,225

Merrill Lynch Countrywide Commercial Mortgage Trust
0.768% due 07/09/2021	33,900	29,630
5.172% due 12/12/2049	10,430	10,106
5.378% due 08/12/2048	4,000	3,559
5.485% due 03/12/2051	33,790	31,038
5.700% due 09/12/2049	56,900	53,738
5.747% due 06/12/2050	29,150	26,769
5.957% due 08/12/2049	33,200	32,922

Merrill Lynch Floating Trust
0.300% due 06/15/2022	996	911

Merrill Lynch Mortgage Investors, Inc.
0.439% due 02/25/2036	71	51
0.479% due 08/25/2036	1,747	1,127
1.934% due 12/25/2032	394	370
2.801% due 02/25/2035	4,260	3,897
3.051% due 05/25/2033	1,349	1,268
3.122% due 08/25/2034	4,089	3,896
3.169% due 02/25/2034	36	34
3.366% due 02/25/2033	68	60
4.864% due 06/25/2035	15,199	13,163
5.023% due 05/25/2033	20	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.371% due 09/25/2035	$51,145	$44,473
6.720% due 11/15/2026	16	17
7.062% due 12/15/2030	2,805	3,004

Merrill Lynch Mortgage Trust
0.151% due 11/12/2035 (b)	2,608	4

Merrill Lynch Mortgage-Backed Securities Trust
5.784% due 04/25/2037	18,688	13,945

MLCC Mortgage Investors, Inc.
0.479% due 11/25/2035	2,391	1,741
0.559% due 11/25/2029	932	760
0.889% due 06/25/2028	3,483	3,126
1.229% due 10/25/2035	1,955	1,567
2.040% due 01/25/2029	687	643
2.726% due 02/25/2036	13,196	9,950
3.012% due 04/25/2035	1,418	1,259
4.250% due 10/25/2035	112,232	102,848

Morgan Stanley Capital I
0.289% due 10/15/2020	50,798	46,771
3.270% due 05/15/2040	365	366
5.332% due 12/15/2043	41,870	42,163
5.364% due 03/15/2044	2,500	2,430
5.386% due 03/12/2044	700	728
5.447% due 02/12/2044	530	506
5.569% due 12/15/2044	26,700	23,993
5.692% due 04/15/2049	58,600	53,848
5.809% due 12/12/2049	107,810	106,195
5.880% due 06/11/2049	35,809	35,425

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	26,500	27,531
5.500% due 04/25/2017	22	22
5.720% due 12/18/2032	751	765
6.660% due 02/15/2033	5,662	5,803

Morgan Stanley Mortgage Loan Trust
0.539% due 01/25/2035	29	19
5.352% due 06/25/2036	5,336	4,607
5.701% due 02/25/2047	4,100	2,027
6.312% due 06/25/2036	33,274	17,450

Morgan Stanley Re-REMIC Trust
5.841% due 08/12/2045	52,000	52,551

New York Mortgage Trust, Inc.
5.582% due 05/25/2036	37,756	27,658

Nomura Asset Acceptance Corp.
5.050% due 10/25/2035	306	209
5.514% due 02/25/2036	1,532	729
5.820% due 03/25/2047	3,300	2,661
6.138% due 03/25/2047	3,000	2,450
7.000% due 02/19/2030	2,360	2,293

Ocwen Residential MBS Corp.
7.000% due 10/25/2040	222	25

Opteum Mortgage Acceptance Corp.
0.489% due 07/25/2035	2,517	2,224

Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	26	29

Paine Webber CMO Trust
8.625% due 09/01/2018	2	3
1359.500% due 08/01/2019 (b)	0	2

Prime Mortgage Trust
0.629% due 02/25/2019	1,322	1,256
0.629% due 02/25/2034	9,278	8,440
5.000% due 02/25/2019	54	55

Provident Funding Mortgage Loan Trust
2.847% due 04/25/2034	9,607	9,429
3.333% due 10/25/2035	9,268	7,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prudential Mortgage Capital Co. II LLC
7.306% due 10/06/2015	$8,000	$8,159

Prudential Securities Secured Financing Corp.
7.502% due 06/16/2031	1,200	1,204

Prudential-Bache CMO Trust
8.400% due 03/20/2021	124	126

RBSCF Trust
5.223% due 08/16/2048	41,077	40,974
5.331% due 02/16/2044	21,173	21,215
5.336% due 05/16/2047	29,124	29,197
5.902% due 02/16/2051	27,211	25,905

Regal Trust IV
2.759% due 09/29/2031	963	906

Resecuritization Mortgage Trust
0.479% due 04/26/2021	1	1

Residential Accredit Loans, Inc.
0.409% due 06/25/2046	151,635	56,456
0.479% due 08/25/2037	12,900	6,808
0.534% due 09/25/2046	500	78
0.559% due 03/25/2037	3,367	1,294
0.629% due 01/25/2033	74	63
0.879% due 07/25/2033	276	243
2.214% due 08/25/2035	2,266	1,276
5.665% due 09/25/2035	2,671	1,802
5.714% due 02/25/2036	2,894	1,609
6.000% due 06/25/2036	197	107

Residential Asset Mortgage Products, Inc.
5.000% due 09/25/2034	846	845
8.500% due 10/25/2031	624	620

Residential Asset Securitization Trust
0.629% due 01/25/2046	32,122	14,478
0.679% due 12/25/2036	1,076	382
5.500% due 07/25/2035	2,545	1,944
5.750% due 02/25/2036	2,383	1,634
6.250% due 10/25/2036	1,675	933

Residential Funding Mortgage Securities I
0.629% due 07/25/2018	355	289
5.200% due 09/25/2035	302	217
5.250% due 03/25/2034	265	263
5.500% due 12/25/2034	1,600	1,458
6.000% due 06/25/2036	5,930	4,781
6.500% due 03/25/2032	629	634

Salomon Brothers Mortgage Securities VII, Inc.
0.729% due 05/25/2032	155	127
3.357% due 12/25/2030	120	111
4.865% due 03/18/2036	80	83
5.045% due 03/18/2036	40	40

Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	179	200

Sears Mortgage Securities
12.000% due 02/25/2014	41	41

Securitized Asset Sales, Inc.
3.848% due 11/26/2023	117	105

Sequoia Mortgage Trust
0.429% due 07/20/2036	133	109
0.579% due 10/19/2026	303	229
0.579% due 07/20/2033	660	529
0.609% due 10/20/2027	443	365
0.889% due 06/20/2033	56	45
2.964% due 04/20/2035	34,721	31,857
3.132% due 01/20/2047	7,289	5,425

Sovereign Commercial Mortgage Securities Trust
5.784% due 07/22/2030	1,191	1,226

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
0.449% due 05/25/2037	$395	$232
0.469% due 06/25/2035	1,445	1,033
1.871% due 01/25/2035	237	112
2.756% due 03/25/2034	1,828	1,653
2.760% due 02/25/2034	1,726	1,473
2.781% due 02/25/2034	415	361
2.817% due 01/25/2035	536	451
2.825% due 04/25/2034	6,520	5,380
2.828% due 08/25/2034	677	610
2.851% due 07/25/2034	502	415
5.139% due 08/25/2035	45	33
5.190% due 12/25/2034	307	267
5.210% due 09/25/2034	2,077	1,842
5.233% due 05/25/2036	4,100	2,622
5.347% due 11/25/2035	1,851	1,208
5.366% due 06/25/2035	5,374	3,688
5.369% due 09/25/2036	4,100	2,191
5.450% due 01/25/2036	8,057	6,680
5.486% due 07/25/2035	2,321	1,956
5.950% due 02/25/2036	3,083	2,222
6.000% due 03/25/2036	2,931	2,130
6.000% due 10/25/2037	2,547	1,285

Structured Asset Mortgage Investments, Inc.
0.299% due 08/25/2036	478	475
0.329% due 09/25/2047	806	789
0.359% due 03/25/2037	2,232	1,188
0.399% due 03/25/2037	45	14
0.419% due 06/25/2036	1,782	955
0.419% due 07/25/2046	52,300	27,669
0.439% due 04/25/2036	169	92
0.439% due 08/25/2036	5,008	2,783
0.439% due 05/25/2046	218	105
0.449% due 05/25/2036	68	35
0.449% due 05/25/2046	17,640	8,738
0.449% due 09/25/2047	300	95
0.459% due 05/25/2045	193	122
0.479% due 07/19/2035	776	610
0.489% due 05/25/2046	572	129
0.529% due 08/25/2036	1,100	224
0.539% due 12/25/2035	8,868	4,773
0.559% due 10/19/2034	1,097	964
0.579% due 03/19/2034	16	14
0.809% due 07/19/2034	38	31
0.889% due 09/19/2032	9,822	8,246
1.069% due 10/19/2033	1,073	883
4.148% due 05/25/2022	1,393	1,305
5.244% due 04/30/2030	1	1
5.450% due 08/25/2036	23,640	12,286

Structured Asset Securities Corp.
0.279% due 05/25/2036	340	326
2.595% due 01/25/2032	2,169	2,095
2.703% due 01/25/2034	8,832	6,803
2.743% due 05/25/2032	273	242
2.768% due 07/25/2032	857	560
2.920% due 02/25/2032	1,690	1,321
3.183% due 10/25/2035	681	574
5.250% due 12/25/2034	6,828	6,697
5.331% due 03/25/2033	6,844	6,700
8.361% due 04/15/2027	58	57

Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	37	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TBW Mortgage-Backed Pass-Through Certificates
0.339% due 01/25/2037	$1,833	$1,632
5.630% due 01/25/2037	1,578	748
5.970% due 09/25/2036	5,799	3,082
6.014% due 07/25/2037	3,300	1,409
6.500% due 07/25/2036	13,291	8,174

Thornburg Mortgage Securities Trust
0.339% due 11/25/2046	452	441
0.349% due 10/25/2046	19,756	19,280
0.361% due 06/25/2037	1,762	1,726
3.856% due 10/25/2043	1,379	1,292

Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	3,941
6.800% due 01/25/2028	26	25

Wachovia Bank Commercial Mortgage Trust
0.310% due 06/15/2020	6,369	5,627
0.322% due 09/15/2021	15,602	13,932
0.404% due 06/15/2049	184,300	102,707
5.090% due 07/15/2042	90	94
5.215% due 01/15/2041	450	462
5.308% due 11/15/2048	41,805	41,558
5.342% due 12/15/2043	194,250	168,931
5.416% due 01/15/2045	16,615	16,749
5.509% due 04/15/2047	58,608	53,120
5.678% due 05/15/2046	16,665	16,068
5.705% due 05/15/2043	50	52
5.740% due 05/15/2043	655	678
5.740% due 06/15/2049	365	370

Wachovia Mortgage Loan Trust LLC
5.453% due 10/20/2035	4,484	3,797
6.036% due 03/20/2037	14,759	12,446

WaMu Mortgage Pass-Through Certificates
0.449% due 07/25/2046	619	164
0.459% due 04/25/2045	572	457
0.489% due 11/25/2045	5,213	4,009
0.499% due 12/25/2045	58	45
0.519% due 10/25/2045	37,181	28,721
0.539% due 01/25/2045	1,028	796
0.549% due 01/25/2045	701	542
0.620% due 11/25/2034	1,411	973
0.639% due 11/25/2045	800	453
0.639% due 12/25/2045	800	457
0.740% due 11/25/2034	1,456	907
0.769% due 12/25/2027	4,356	3,790
0.869% due 12/25/2027	21,749	17,390
1.171% due 02/25/2047	57,161	30,238
1.171% due 03/25/2047	50,493	29,557
1.211% due 01/25/2047	24,198	12,803
1.231% due 04/25/2047	33,762	20,467
1.281% due 07/25/2047	1,261	731
1.291% due 12/25/2046	21,747	12,029
1.451% due 06/25/2046	42,697	26,908
1.471% due 02/25/2046	133	101
1.471% due 08/25/2046	447	265
1.671% due 11/25/2042	205	150
1.760% due 05/25/2041	28	25
1.871% due 06/25/2042	1,584	1,234
1.871% due 08/25/2042	202	144
1.971% due 11/25/2046	3,232	2,089
2.385% due 03/25/2033	60	55
2.772% due 01/25/2033	492	454
2.784% due 03/25/2034	569	528
2.883% due 09/25/2033	483	479
2.884% due 06/25/2033	10,914	10,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.953% due 08/25/2034	$141	$132
3.078% due 02/27/2034	1,117	1,059
3.328% due 05/25/2046	2,945	1,866
3.328% due 09/25/2046	63	39
3.328% due 10/25/2046	30,976	20,495
3.328% due 12/25/2046	6,153	3,380
4.642% due 05/25/2035	78,209	66,456
4.792% due 09/25/2035	35,575	28,831
4.819% due 10/25/2035	71	66
4.888% due 08/25/2035	3,453	3,367
5.077% due 12/25/2035	14,040	10,796
5.266% due 01/25/2037	15,212	11,291
5.276% due 03/25/2037	22,108	18,158
5.313% due 03/25/2037	104,675	89,801
5.396% due 02/25/2037	57,059	40,186
5.448% due 04/25/2037	10,506	7,144
5.558% due 12/25/2036	32,879	23,022
5.562% due 12/25/2036	9,491	6,850
5.638% due 05/25/2037	24,821	16,570
5.677% due 02/25/2037	28,662	20,780
5.798% due 03/25/2037	13,153	11,337
5.828% due 02/25/2037	37,420	25,731
5.921% due 09/25/2036	16,259	12,733
6.000% due 07/25/2034	1,129	1,020

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.241% due 04/25/2047	1,027	277
1.441% due 05/25/2046	10,844	5,461
6.268% due 07/25/2036	2,309	1,084

Washington Mutual MSC Mortgage Pass-Through Certificates
2.780% due 05/25/2033	240	207
2.862% due 02/25/2031	63	55
3.058% due 01/25/2035	952	814
3.134% due 06/25/2033	9,625	8,641
3.666% due 02/25/2033	75	60
6.500% due 06/25/2032	11	12

Wells Fargo Mortgage-Backed Securities Trust
0.729% due 07/25/2037	7,922	4,963
2.923% due 03/25/2036	6,127	4,311
3.049% due 07/25/2035	92,632	81,150
3.091% due 12/25/2034	3,517	3,422
3.097% due 09/25/2034	22,912	22,598
3.131% due 04/25/2036	120	102
3.170% due 05/25/2035	4,562	4,335
3.417% due 10/25/2035	795	766
3.514% due 05/25/2035	9,411	8,677
3.564% due 10/25/2035	2,564	2,183
4.500% due 11/25/2018	79	80
4.580% due 12/25/2033	10,997	10,726
4.596% due 01/25/2034	5,574	5,614
4.607% due 06/25/2035	6,136	6,034
4.687% due 12/25/2033	1,158	1,166
4.709% due 07/25/2034	161	158
4.943% due 01/25/2035	206	201
4.950% due 03/25/2036	202,020	178,047
4.986% due 03/25/2036	22,314	18,497
4.998% due 10/25/2035	31,602	27,612
4.999% due 10/25/2035	26,748	22,207
5.110% due 03/25/2036	72,118	66,339
5.252% due 10/25/2035	14,243	13,275
5.500% due 03/25/2036	6,228	5,286
5.750% due 04/25/2037	12,497	10,174
5.754% due 04/25/2036	1,661	512

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.959% due 09/25/2036	$13,901	$10,174
6.000% due 04/25/2037	2,000	1,642
6.000% due 08/25/2037	33,870	27,703

Total Mortgage-Backed Securities (Cost $9,011,148)		8,681,665

ASSET-BACKED SECURITIES 1.2%

Access Group, Inc.
1.549% due 10/27/2025	10,153	10,495

Accredited Mortgage Loan Trust
0.279% due 02/25/2037	1,971	1,954
4.980% due 10/25/2033	4,260	2,786

ACE Securities Corp.
0.279% due 12/25/2036	113	101
0.289% due 10/25/2036	48	30

AFC Home Equity Loan Trust
0.939% due 12/22/2027	11	5

American Express Credit Account Master Trust
0.230% due 01/15/2013	1,210	1,210

Ameriquest Mortgage Securities, Inc.
0.459% due 11/25/2035	397	352
0.659% due 10/25/2033	38	36

Amortizing Residential Collateral Trust
0.499% due 06/25/2032	229	168
0.809% due 07/25/2032	66	61
0.929% due 10/25/2031	139	114

Argent Securities, Inc.
0.429% due 10/25/2035	3,432	3,092

Asset-Backed Funding Certificates
0.289% due 11/25/2036	23	23
0.289% due 01/25/2037	114	112
0.579% due 06/25/2034	1,681	1,293
0.659% due 12/25/2030	2,536	2,187

Asset-Backed Securities Corp. Home Equity
0.309% due 05/25/2037	4,787	3,267
0.504% due 09/25/2034	130	110
0.719% due 07/25/2035	5,000	4,762

BA Credit Card Trust
0.240% due 02/15/2013	100	100
0.260% due 11/15/2013	19,860	19,767
0.930% due 12/15/2014	150	151

Bank of America Auto Trust
1.700% due 12/15/2011	155,879	156,466

Bank One Issuance Trust
0.480% due 05/16/2016	500	499

Bay View Auto Trust
5.010% due 06/25/2014	3	3

Bear Stearns Asset-Backed Securities Trust
0.269% due 02/25/2037	2,794	2,683
0.279% due 11/25/2036	901	847
0.289% due 01/25/2037	712	663
0.299% due 12/25/2036	5,471	4,982
0.309% due 10/25/2036	100	91
0.319% due 06/25/2047	33	31
0.339% due 11/25/2036	1,239	838
0.379% due 01/25/2037	16,806	13,441
0.419% due 01/25/2047	305	274
0.629% due 10/27/2032	1,961	1,576
0.679% due 03/25/2043	20	20
0.729% due 11/25/2042	679	599
0.766% due 07/25/2035	4,533	4,389
0.869% due 12/25/2034	8	6
0.889% due 10/25/2032	5,398	4,791
1.229% due 10/25/2037	650	429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.865% due 06/25/2043	$2,030	$1,810
4.281% due 10/25/2036	369	263
4.323% due 07/25/2036	358	229

BNC Mortgage Loan Trust
0.329% due 05/25/2037	1,113	984

Capital Auto Receivables Asset Trust
1.680% due 10/15/2012	42,200	42,556

Carrington Mortgage Loan Trust
0.279% due 10/25/2036	453	443
0.279% due 01/25/2037	228	218
0.329% due 06/25/2037	1,776	1,564
0.549% due 10/25/2035	1,794	1,686

Cendant Mortgage Corp.
5.983% due 07/25/2043	270	270

Chase Funding Mortgage Loan Asset-Backed Certificates
0.729% due 03/25/2032	1	1
0.869% due 08/25/2032	1,237	1,118
0.969% due 10/25/2032	79	62
4.499% due 11/25/2034	40	38

Chase Issuance Trust
0.230% due 04/16/2012	800	800
0.270% due 10/15/2012	600	600
0.270% due 04/15/2013	30,000	29,971
4.230% due 01/15/2013	190	191
4.550% due 03/15/2013	10	10
5.120% due 10/15/2014	100	108

Citibank Credit Card Issuance Trust
4.850% due 04/22/2015	125	135

Citigroup Mortgage Loan Trust, Inc.
0.269% due 12/25/2036	58	54
0.289% due 05/25/2037	8,969	8,068
0.289% due 07/25/2045	9,067	6,855
0.299% due 12/25/2036	81	81
0.299% due 05/25/2037	16,588	12,341
0.329% due 10/25/2036	2,163	2,143
5.764% due 01/25/2037	2,583	1,370

Conseco Finance
0.681% due 05/15/2032	145	134

Conseco Finance Securitizations Corp.
6.681% due 12/01/2033	202	200

Conseco Financial Corp.
6.240% due 12/01/2028	115	107
6.870% due 04/01/2030	724	685
7.140% due 01/15/2029	66	69

Countrywide Asset-Backed Certificates
0.279% due 05/25/2037	4,840	4,761
0.279% due 07/25/2037	1,376	1,325
0.279% due 08/25/2037	23,979	23,109
0.279% due 05/25/2047	194	189
0.279% due 06/25/2047	2,356	2,276
0.299% due 06/25/2047	265	253
0.309% due 06/25/2037	6,506	6,272
0.309% due 10/25/2047	785	742
0.319% due 06/25/2037	671	632
0.339% due 10/25/2046	932	912
0.389% due 02/25/2036	1,058	1,026
0.409% due 09/25/2036	7,067	5,588
0.569% due 12/25/2036	106	43
0.709% due 12/25/2031	2	1
0.969% due 05/25/2032	15	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 01/25/2032	$653	$474
0.929% due 07/25/2032	52	34
0.969% due 08/25/2032	1,982	1,402
1.029% due 05/25/2043	2,000	1,564

Credit-Based Asset Servicing & Securitization LLC
0.289% due 11/25/2036	873	662
0.299% due 01/25/2037	57	26
0.349% due 07/25/2037	1,530	1,178
1.329% due 04/25/2032	424	332
4.831% due 08/25/2035	161	158
6.280% due 05/25/2035	2,159	1,740

Daimler Chrysler Auto Trust
1.158% due 07/08/2011	11	11
1.708% due 09/10/2012	6,140	6,187
5.000% due 02/08/2012	36	36

Delta Funding Home Equity Loan Trust
1.050% due 09/15/2029	210	106

Denver Arena Trust
6.940% due 11/15/2019	3,025	2,730

Discover Card Master Trust I
0.605% due 10/16/2013	400	400

Educational Services of America, Inc.
1.100% due 07/25/2023	83,605	83,424

Equity One ABS, Inc.
0.789% due 11/25/2032	149	120

Equivantage Home Equity Loan Trust
7.300% due 10/25/2025	1	1

Fifth Third Auto Trust
4.810% due 01/15/2013	135	140

First Alliance Mortgage Loan Trust
0.989% due 03/20/2031	593	467

First Franklin Mortgage Loan Asset-Backed Certificates
0.269% due 01/25/2038	134	133
0.279% due 10/25/2036	2,489	2,422
0.279% due 11/25/2036	1,902	1,860
0.279% due 03/25/2037	867	834
0.299% due 12/25/2036	2,624	2,510
0.319% due 07/25/2036	13,254	12,723
0.599% due 12/25/2034	285	283

First NLC Trust
0.299% due 08/25/2037	2,596	1,791

FMAC Loan Receivables Trust
6.500% due 09/15/2020 (a)	14	9
7.900% due 04/15/2019	14	13

Ford Credit Auto Lease Trust
2.600% due 05/15/2011	142	143

Ford Credit Auto Owner Trust
1.650% due 06/15/2012	66	67
2.000% due 12/15/2011	65,585	65,826
4.950% due 03/15/2013	25	26
5.150% due 11/15/2011	52	53

Franklin Auto Trust
1.809% due 06/20/2012	28,900	29,072

Fremont Home Loan Trust
0.279% due 10/25/2036	1,561	1,526
0.289% due 01/25/2037	423	339
0.339% due 02/25/2036	267	264

GE-WMC Mortgage Securities LLC
0.269% due 08/25/2036	15	5

Greenpoint Manufactured Housing
7.270% due 06/15/2029	505	370

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Trust
0.529% due 03/25/2037	$6,137	$3,055
0.529% due 05/25/2047	1,000	574

GSAMP Trust
0.299% due 12/25/2036	914	600
0.319% due 11/25/2035	714	93
1.079% due 02/25/2047	122,289	92,529

Gulf Stream - Sextant CLO Ltd.
0.481% due 08/21/2020	10,000	9,098

HFC Home Equity Loan Asset-Backed Certificates
0.379% due 03/20/2036	8,611	7,997
0.499% due 01/20/2035	885	741
0.519% due 01/20/2034	18,892	16,813
0.579% due 09/20/2033	670	593

Home Equity Asset Trust
0.289% due 05/25/2037	8,408	8,108
0.829% due 11/25/2032	154	64

Honda Auto Receivables Owner Trust
1.500% due 08/15/2011	225	226

HSBC Asset Loan Obligation
0.289% due 12/25/2036	1,091	898

HSI Asset Securitization Corp. Trust
0.279% due 10/25/2036	2,132	1,458
0.279% due 12/25/2036	15,227	11,780
0.289% due 05/25/2037	95	87

IMC Home Equity Loan Trust
4.932% due 07/25/2026	67	67
7.310% due 11/20/2028	29	28
7.500% due 04/25/2026	28	28
7.520% due 08/20/2028	26	26

Indymac Residential Asset-Backed Trust
0.309% due 07/25/2037	319	312

JPMorgan Mortgage Acquisition Corp.
0.279% due 07/25/2036	919	909
0.279% due 10/25/2036	2,907	2,767
0.279% due 05/25/2037	1,557	1,399
0.289% due 03/25/2047	3,737	2,616
0.309% due 08/25/2036	534	176
0.309% due 03/25/2037	90	84
0.319% due 10/25/2036	219	203

LA Arena Funding LLC
7.656% due 12/15/2026	227	214

Lehman ABS Mortgage Loan Trust
0.319% due 06/25/2037	7,450	3,243

Lehman XS Trust
0.309% due 11/25/2046	56	55

Long Beach Mortgage Loan Trust
0.509% due 10/25/2034	4,946	4,183

Massachusetts Educational Financing Authority
1.199% due 04/25/2038	3,894	3,886

MASTR Asset-Backed Securities Trust
0.279% due 01/25/2037	175	58
0.289% due 11/25/2036	356	354
0.309% due 05/25/2037	96	92
0.529% due 05/25/2037	41,140	31,935

MBNA Credit Card Master Note Trust
0.270% due 11/15/2012	200	200
4.100% due 10/15/2012	70	70

Merrill Lynch First Franklin Mortgage Loan Trust
0.289% due 07/25/2037	2,821	2,764

Merrill Lynch Mortgage Investors, Inc.
0.299% due 07/25/2037	2,921	2,805
0.349% due 02/25/2037	2,993	1,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mesa Trust Asset-Backed Certificates
0.629% due 12/25/2031	$1,682	$1,388

Mid-State Trust
6.005% due 08/15/2037	13	12
6.340% due 10/15/2036	19,332	17,345
7.340% due 07/01/2035	1,132	1,124
7.791% due 03/15/2038	3,905	3,510
8.330% due 04/01/2030	14,118	14,302

Morgan Stanley ABS Capital I
0.269% due 10/25/2036	41	40
0.279% due 07/25/2036	435	180
0.279% due 09/25/2036	575	574
0.279% due 10/25/2036	15	15
0.279% due 11/25/2036	630	617
0.289% due 05/25/2037	781	654
0.329% due 11/25/2036	5,000	4,013
0.729% due 03/25/2033	2,512	1,902
1.029% due 07/25/2037	16,884	15,384

Morgan Stanley Home Equity Loan Trust
0.279% due 12/25/2036	6,653	6,446

Morgan Stanley IXIS Real Estate Capital Trust
0.279% due 11/25/2036	42	41
0.339% due 11/25/2036	200	92

Morgan Stanley Mortgage Loan Trust
0.299% due 01/25/2047	70	59
0.459% due 02/25/2037	1,536	614
0.589% due 04/25/2037	6,974	2,712
5.726% due 10/25/2036	2,730	1,501
5.750% due 11/25/2036	2,938	1,565
5.750% due 04/25/2037	2,237	1,703
6.000% due 07/25/2047	2,444	1,769

Mountain Capital CLO Ltd.
0.665% due 02/15/2016	95,865	88,644

MPC Natural Gas Funding Trust
6.200% due 03/15/2013	2,090	2,163

Nationstar Home Equity Loan Trust
0.289% due 03/25/2037	2,942	2,921
0.349% due 04/25/2037	855	811

Nelnet Student Loan Trust
0.779% due 04/27/2015	107	107
0.949% due 07/25/2018	10,000	10,113
1.179% due 10/25/2019	5,000	5,108

New Century Home Equity Loan Trust
0.489% due 06/25/2035	810	742
0.499% due 09/25/2035	17,103	16,354

Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014	50	52

Option One Mortgage Loan Trust
0.279% due 01/25/2037	6	5
0.289% due 07/25/2037	60	58
0.319% due 04/25/2037	1,838	1,792

Park Place Securities, Inc.
0.489% due 09/25/2035	247	214
0.541% due 10/25/2034	184	178

Popular ABS Mortgage Pass-Through Trust
0.319% due 01/25/2037	259	248
0.319% due 06/25/2047	20,591	18,467

Primus CLO Ltd.
0.484% due 07/15/2021	483	435

Renaissance Home Equity Loan Trust
0.589% due 11/25/2034	107	86
0.729% due 12/25/2033	396	317
0.929% due 08/25/2032	104	74
5.565% due 02/25/2036	18	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products, Inc.
0.329% due 08/25/2046	$48	$47
0.629% due 06/25/2047	1,700	639
5.072% due 04/25/2034	4,489	3,977

Residential Asset Securities Corp.
0.299% due 02/25/2037	16	16
0.729% due 07/25/2032	6	3

Residential Mortgage Loan Trust
1.750% due 09/25/2029	13	12

SACO I, Inc.
0.289% due 05/25/2036	3,878	2,881
0.439% due 03/25/2036	258	47
0.479% due 12/25/2035	197	44

Salomon Brothers Mortgage Securities VII, Inc.
0.789% due 09/25/2028	1,281	988
0.829% due 03/25/2032	223	221

Saxon Asset Securities Trust
0.749% due 08/25/2032	182	174

SBI HELOC Trust
0.399% due 08/25/2036	205	197

Securitized Asset-Backed Receivables LLC Trust
0.269% due 01/25/2037	75	72
0.289% due 12/25/2036	403	153
0.359% due 05/25/2037	2,104	1,465

Security National Mortgage Loan Trust
0.519% due 10/25/2036	3,932	3,872

SLC Student Loan Trust
1.157% due 06/15/2021	4,300	4,336

SLM Student Loan Trust
0.229% due 04/25/2014	147	147
0.249% due 04/25/2017	531	531
0.249% due 07/25/2017	4,800	4,759
0.339% due 10/25/2022	2,700	2,677
0.359% due 04/25/2017	971	970
0.399% due 01/25/2017	151	151
0.579% due 01/25/2022	12,000	11,812
0.649% due 10/27/2014	462	462
0.749% due 10/27/2014	30	30
0.749% due 10/25/2017	32,500	32,643
0.799% due 10/25/2017	150	151
0.899% due 04/25/2019	700	704
0.999% due 01/25/2019	40,000	40,526
1.149% due 07/25/2023	700	723
1.349% due 10/25/2016	2,000	2,034
1.349% due 07/25/2023	5,000	5,088
1.457% due 12/15/2033	30,800	31,439
1.549% due 01/25/2018	1,490	1,539
1.749% due 04/25/2023	1,196,727	1,239,089
1.949% due 07/25/2023	2,100	2,225

Soundview Home Equity Loan Trust
0.289% due 11/25/2036	1,873	1,123
0.309% due 06/25/2037	1,313	1,109
0.529% due 11/25/2035	17	15

South Carolina Student Loan Corp.
0.752% due 09/02/2014	271	271
0.802% due 03/01/2018	2,900	2,911
1.002% due 03/02/2020	700	704
1.252% due 09/03/2024	600	611

Specialty Underwriting & Residential Finance
0.289% due 01/25/2038	1,818	1,416
0.329% due 11/25/2037	2,926	2,154
0.909% due 01/25/2034	23	17

Stony Hill CDO III Ltd.
0.896% due 10/15/2013	5,168	4,906

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
0.279% due 07/25/2036	$222	$210
0.929% due 04/25/2033	2,194	1,807

Structured Asset Securities Corp.
0.279% due 09/25/2036	9	9
0.279% due 10/25/2036	153	152
0.309% due 01/25/2037	7,986	7,782
0.329% due 01/25/2037	172	115
0.379% due 05/25/2037	2,351	1,864
0.519% due 01/25/2033	5,429	4,782
0.529% due 06/25/2035	6,649	2,770
0.629% due 05/25/2034	22	18
4.900% due 04/25/2035	25,657	19,300
4.910% due 06/25/2033	77	57

Truman Capital Mortgage Loan Trust
0.569% due 01/25/2034	22	21

UPFC Auto Receivables Trust
5.490% due 05/15/2012	7	7

WaMu Asset-Backed Certificates
0.279% due 01/25/2037	6,085	4,884

Wells Fargo Home Equity Trust
0.329% due 07/25/2036	344	342
0.329% due 03/25/2037	45	44
0.469% due 10/25/2035	13	13
0.479% due 12/25/2035	24,563	24,040

WMC Mortgage Loan Pass-Through Certificates
0.910% due 05/15/2030	2,131	1,960
1.130% due 10/15/2029	325	318

Total Asset-Backed Securities (Cost $2,559,168)		2,552,622

SOVEREIGN ISSUES 0.4%

Banque Centrale de Tunisie
7.375% due 04/25/2012	4,220	4,668

Belgium Government International Bond
9.200% due 06/28/2010	900	916

Brazil Government International Bond
6.000% due 01/17/2017	1,000	1,092

Chile Government International Bond
5.500% due 01/15/2013	50	55

China Development Bank Corp.
5.000% due 10/15/2015	24,200	25,931

China Government International Bond
4.750% due 10/29/2013	50	54

Colombia Government International Bond
8.125% due 05/21/2024	10	12
8.250% due 12/22/2014	10	12

Croatia Government International Bond
1.250% due 07/30/2010	43	43

Export-Import Bank of China
4.875% due 07/21/2015	28,300	30,076

Export-Import Bank of Korea
0.471% due 10/04/2011	88,600	88,752
5.875% due 01/14/2015	560	605
8.125% due 01/21/2014	23,000	26,703

Hydro Quebec
0.750% due 09/29/2049	5,600	3,968

Indonesia Government International Bond
7.250% due 04/20/2015	37	42

Israel Government International Bond
5.500% due 11/09/2016	57	63

Korea Development Bank
4.625% due 09/16/2010	3,570	3,614
8.000% due 01/23/2014	800	923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Expressway Corp.
5.125% due 05/20/2015		$100	$105

Korea Government Bond
4.875% due 09/22/2014		103	110

Malaysia Government International Bond
7.500% due 07/15/2011		100	108

Mexico Government International Bond
5.950% due 03/19/2019		96,500	104,702
6.050% due 01/11/2040		135,200	135,538
6.750% due 09/27/2034		317	350
7.500% due 04/08/2033		650	778
8.125% due 12/30/2019		25	31

Poland Government International Bond
5.000% due 10/19/2015		100	106
6.250% due 07/03/2012		47	51
6.375% due 07/15/2019		36	40

Province of Ontario Canada
5.450% due 04/27/2016		800	883

Province of Quebec Canada
4.625% due 05/14/2018		1,000	1,045

Qatar Government International Bond
4.000% due 01/20/2015		85,000	86,998
5.250% due 01/20/2020		85,000	88,655
6.400% due 01/20/2040		110,000	115,500

Russia Government International Bond
7.500% due 03/31/2030		88	101

Societe Financement de l’Economie Francaise
0.451% due 07/16/2012		1,000	1,005
3.375% due 05/05/2014		79,400	82,463

South Africa Government International Bond
5.875% due 05/30/2022		100	103
6.500% due 06/02/2014		27,000	29,869

Total Sovereign Issues (Cost $805,585)			836,070

FOREIGN CURRENCY-DENOMINATED ISSUES 5.4%

Abbey National Sterling Capital PLC
11.500% due 01/04/2017	GBP	200	398

American Express Credit Corp.
5.375% due 10/01/2014		250	396
6.625% due 09/24/2012		100	164

American General Finance Corp.
4.125% due 11/29/2013	EUR	11,950	13,485
4.625% due 06/22/2011		18,530	23,966

American International Group, Inc.
0.506% due 10/22/2012	JPY	5,000,000	47,747
0.580% due 03/23/2012	SEK	20,000	2,473
0.820% due 04/26/2011	EUR	18,750	24,832
0.855% due 07/19/2013		16,600	19,973
1.400% due 04/03/2012	JPY	4,000,000	37,779
1.490% due 12/21/2011		11,900,000	119,949
2.875% due 06/20/2011	CHF	15,000	14,172
4.000% due 09/20/2011	EUR	42,200	57,210
4.875% due 03/15/2067		32,350	28,838
4.900% due 06/02/2014	CAD	8,900	8,149
5.000% due 04/26/2023	GBP	3,100	3,679
5.750% due 03/15/2067		43,050	43,117
5.950% due 10/04/2010		5,000	7,588
8.000% due 05/22/2068	EUR	57,400	63,766
8.625% due 05/22/2068	GBP	258,350	324,418

ASB Finance Ltd.
0.712% due 02/13/2012	EUR	700	921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ASIF III Jersey Ltd.
4.750% due 09/11/2013	EUR	17,479	$23,450
5.500% due 03/07/2011		17,329	23,808

Australia & New Zealand Banking Group Ltd.
4.750% due 12/07/2018	GBP	300	470

BAC Capital Trust VII
5.250% due 08/10/2035		58,950	64,185

Banco Santander Totta S.A.
0.933% due 12/09/2015	EUR	100	137

Bank of America Corp.
0.706% due 02/02/2011	GBP	20,000	29,911
4.000% due 03/28/2018	EUR	3,550	4,614
4.607% due 02/14/2017	AUD	11,000	8,650
4.750% due 05/23/2017	EUR	11,000	14,463
4.750% due 05/06/2019		3,000	3,990
5.250% due 11/09/2016	GBP	100	149
5.500% due 12/04/2019		500	758
6.125% due 09/15/2021		200	314
7.000% due 06/15/2016	EUR	8,250	12,652

Bank of Scotland PLC
3.750% due 07/26/2010		9,300	12,641
5.625% due 05/23/2013		6,400	9,170
7.281% due 05/29/2049	GBP	50	61
7.286% due 05/29/2049		50	60

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015	EUR	2,600	3,519

Barclays Bank PLC
3.500% due 03/18/2015		200	271
4.875% due 08/13/2019		200	280
5.250% due 05/27/2014		50	73
5.750% due 08/17/2021	GBP	550	873
6.000% due 01/23/2018	EUR	900	1,309
7.500% due 12/29/2049		350	474
14.000% due 11/29/2049	GBP	309,800	615,154

Bauhaus Securities Ltd.
0.985% due 10/30/2052	EUR	10	13

Bear Stearns Cos. LLC
0.969% due 07/27/2012		24,000	31,976
1.540% due 11/30/2011	JPY	2,000,000	21,680

BNP Paribas
5.954% due 07/29/2049	GBP	450	621

BPCE S.A.
6.117% due 10/29/2049	EUR	300	330

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	6,048,428	3,313,279
10.000% due 01/01/2013		190,000	104,534
10.000% due 01/01/2017		1,647,854	832,973

BTMU Curacao Holdings NV
1.116% due 11/29/2049	JPY	1,000,000	10,636
3.500% due 04/19/2015	EUR	800	1,081

Caixa d’Estalvis de Catalunya
5.000% due 05/19/2010		100	136

Canada Government Bond
2.000% due 12/01/2014	CAD	1,419,700	1,349,242
2.500% due 06/01/2015		400,000	386,239
3.500% due 06/01/2020		67,000	65,076
3.750% due 09/01/2011		1,250	1,272
4.500% due 06/01/2015		212,600	225,405
5.500% due 06/01/2010		1,250	1,241

Canada Housing Trust No. 1
3.750% due 03/15/2020		35,000	34,010

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	900	977

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
0.795% due 03/05/2014	EUR	20,000	$25,345
0.867% due 06/28/2013		10,600	13,611
3.625% due 11/30/2017		1,650	2,059
4.250% due 02/25/2030		60,000	64,381
4.750% due 05/31/2017		11,500	14,547
4.750% due 02/10/2019		20,975	26,819
5.000% due 08/02/2019		100	134
5.125% due 12/12/2018	GBP	450	617
5.875% due 07/01/2024		10,150	13,721
6.393% due 03/06/2023	EUR	70,100	104,706
6.400% due 03/27/2013		8,000	11,766

Countrywide Financial Corp.
1.061% due 11/23/2010		50,640	68,951

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	250	323
7.589% due 01/29/2049		150	223

Danske Bank A/S
4.878% due 05/29/2049	EUR	8,000	9,265
5.684% due 12/29/2049	GBP	17,100	21,732

DnB NOR Bank ASA
0.835% due 09/28/2015	EUR	150	199
6.012% due 03/29/2049	GBP	100	145
7.250% due 06/23/2020		50	86

EMF-NL
1.480% due 04/17/2041	EUR	10,200	10,597
1.680% due 10/17/2041		35,000	37,544

European Bank for Reconstruction & Development
6.000% due 02/14/2012	RUB	7,000	243

European Investment Bank
1.250% due 09/20/2012	JPY	44,700	489

Eurosail PLC
1.430% due 10/17/2040	EUR	6,241	7,327

FCE Bank PLC
7.125% due 01/16/2012		21,200	29,421
7.875% due 02/15/2011	GBP	3,000	4,672

Ford Auto Securitization Trust
3.396% due 11/15/2011	CAD	63,086	62,954

Fortis Bank Nederland NV
1.246% due 06/10/2011	EUR	500	676
3.000% due 04/17/2012		100	139

Fortis Bank S.A.
4.625% due 10/29/2049		300	354

France Government Bond
3.500% due 04/25/2020		76,900	104,594
4.000% due 10/25/2038		700	947
5.750% due 10/25/2032		100	171

France Treasury Notes
2.500% due 01/15/2015		357,600	488,346

Gaz Capital S.A.
5.875% due 06/01/2015		20,000	28,674

GE Capital UK Funding
5.875% due 11/04/2020	GBP	200	319
6.000% due 04/11/2013		84	138
8.000% due 01/14/2039		300	590

General Electric Capital Corp.
4.625% due 09/15/2066	EUR	10,200	11,159
5.375% due 12/18/2040	GBP	200	289
5.500% due 09/15/2066		150	197
5.500% due 09/15/2067	EUR	171,850	200,775
6.500% due 09/15/2067	GBP	4,500	6,056

General Motors Acceptance Corp. of Canada Ltd.
6.000% due 05/23/2012	EUR	19,065	25,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC, Inc.
5.375% due 06/06/2011	EUR	5,000	$6,821

Goldman Sachs Group, Inc.
0.963% due 11/15/2014		200	257
0.965% due 02/04/2013		12,100	15,804
1.011% due 05/23/2016		5,000	6,219
1.013% due 05/18/2015		19,740	25,079
1.015% due 01/30/2017		38,200	46,846
1.162% due 08/12/2015		50,000	62,976
4.750% due 01/28/2014		1,800	2,547
5.375% due 02/15/2013		400	577
6.375% due 05/02/2018		13,400	20,233

Green Valley Ltd.
4.292% due 01/10/2011		2,350	3,172

Grohe Holding GmbH
3.559% due 01/15/2014		600	733

Grosvenor Place CLO BV
1.236% due 03/28/2023		127,000	150,015

HBOS PLC
0.843% due 03/21/2017		700	765

HSBC Holdings PLC
6.375% due 10/18/2022	GBP	400	647
6.500% due 05/20/2024		350	587

ING Bank NV
6.875% due 05/29/2023		250	407

Inter-American Development Bank
5.750% due 12/22/2010	AUD	1,950	1,801

International Bank for Reconstruction & Development
5.750% due 06/25/2010	RUB	10,000	346

International Lease Finance Corp.
1.037% due 08/15/2011	EUR	35,150	44,881
1.150% due 07/06/2010		28,000	37,672

Intesa Sanpaolo SpA
5.500% due 12/19/2016	GBP	80	125
8.047% due 06/29/2049	EUR	19,700	27,473

Italy Buoni Poliennali Del Tesoro
4.250% due 03/01/2020		72,000	100,706

John Hancock Global Funding II
2.050% due 06/08/2010	JPY	1,250,000	13,367

JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	5,400	7,251
5.375% due 09/28/2016	GBP	250	395

JPMorgan Chase & Co.
0.957% due 09/26/2013	EUR	36,675	48,449

KeyBank N.A.
0.785% due 11/21/2011		59,600	76,591

KeyCorp
0.860% due 11/22/2010		23,795	31,014

LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	2,600	3,492

LBG Capital No.2 PLC
8.875% due 02/07/2020	EUR	5,000	6,382
9.334% due 02/07/2020	GBP	15,916	23,186

LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	1,200	1,684

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	900,000	1,877
1.150% due 10/26/2010 (a)		300,000	618
1.690% due 06/05/2012 (a)		600,000	1,284
2.500% due 10/13/2010 (a)	CHF	6,380	1,407
4.850% due 09/03/2013 (a)(r)	CAD	15,770	2,467
5.163% due 10/25/2011 (a)	EUR	500	154
5.316% due 04/05/2011 (a)		615	190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2013 (a)	GBP	10,650	$4,081
6.375% due 05/10/2011 (a)	EUR	1,000	314
7.875% due 05/08/2018 (a)	GBP	8,650	3,347

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	600	575

Lloyds TSB Bank PLC
0.803% due 06/09/2011		1,300	1,759
6.375% due 04/15/2014	GBP	300	487
6.750% due 10/24/2018		200	325
7.500% due 04/15/2024		300	505

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	185,900	252,588

Manpower, Inc.
4.750% due 06/14/2013		45,500	62,992

Merrill Lynch & Co., Inc.
0.959% due 05/30/2014		4,600	5,799
1.060% due 03/22/2011		7,800	10,388
1.124% due 07/22/2014		5,000	6,321
7.750% due 04/30/2018	GBP	850	1,459

Metropolitan Life Global Funding I
2.000% due 09/14/2011	CHF	20,000	19,158
5.250% due 01/09/2014	GBP	150	241

Morgan Stanley
0.959% due 11/29/2013	EUR	6,600	8,394
0.977% due 07/20/2012		10,400	13,625
0.988% due 03/01/2013		22,500	29,060
1.065% due 05/02/2014		10,000	12,724
1.089% due 04/13/2016		17,619	21,520
2.000% due 11/17/2011	CHF	20,000	19,093
4.550% due 03/01/2013	AUD	1,200	1,055
5.125% due 11/30/2015	GBP	50	78
6.500% due 04/15/2011	EUR	400	563
7.500% due 04/11/2011	GBP	250	397

Motors Liquidation Co.
8.375% due 07/05/2033 (a)	EUR	20,000	10,197

MUFG Capital Finance 2 Ltd.
4.850% due 07/29/2049		2,700	3,246

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	16,610	22,938

National Australia Bank Ltd.
5.125% due 12/09/2021		100	152
6.750% due 06/26/2023	EUR	150	234

Nationwide Building Society
3.750% due 01/20/2015		350	471
5.625% due 09/09/2019	GBP	200	309

Netherlands Government Bond
3.750% due 07/15/2014	EUR	200	290

New Zealand Government Bond
6.000% due 11/15/2011	NZD	820	603

Newgate Funding PLC
1.206% due 12/15/2050	GBP	90,274	130,210
1.250% due 12/15/2050	EUR	103,300	113,786

NIBC Bank NV
3.625% due 12/19/2011		100	141

Nordea Bank Finland ABP
6.250% due 07/29/2049	GBP	150	227

Nordic Telephone Co. Holdings ApS
6.165% due 05/01/2016	EUR	89	121

Norinchukin Finance Ltd.
5.625% due 09/28/2016	GBP	25,000	38,928

Norway Government Bond
4.250% due 05/19/2017	NOK	2,150	379
6.500% due 05/15/2013		4,000	748

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Global Funding
2.750% due 05/15/2012	CHF	27,790	$27,674

Principal Financial Global Funding LLC
2.375% due 02/28/2012		20,745	19,561
2.375% due 01/24/2013		5,000	4,720

Province of Ontario Canada
5.850% due 03/08/2033	CAD	140,000	157,352
6.200% due 06/02/2031		5,000	5,842
6.500% due 03/08/2029		25,000	29,930
7.600% due 06/02/2027		20,000	26,255

Rabobank Nederland NV
4.750% due 01/15/2018	EUR	350	511

Republic of Germany
5.625% due 01/04/2028		2,500	4,188
6.250% due 01/04/2030		3,500	6,323

Royal Bank of Scotland Group PLC
4.556% due 04/06/2011	GBP	2,346	3,365
5.750% due 05/21/2014	EUR	250	358
6.200% due 03/29/2049	GBP	15,000	18,335
6.375% due 04/29/2014		100	161
6.625% due 09/17/2018		250	396
6.666% due 12/31/2049	CAD	800	561
7.092% due 10/29/2049	EUR	2,700	2,297
7.500% due 04/29/2024	GBP	150	249

Saecure BV
0.811% due 05/25/2036	EUR	467	621

Santander Issuances S.A. Unipersonal
5.375% due 05/19/2016	GBP	100	155
6.532% due 10/24/2017		100	160
7.300% due 07/27/2019		250	412

SLM Corp.
0.563% due 06/15/2010	SEK	175,000	23,684
0.650% due 10/25/2011		24,500	3,092
0.850% due 12/15/2010	EUR	77,464	102,796
0.913% due 11/15/2011		17,800	22,839
1.020% due 04/26/2011		25,914	33,951
1.090% due 12/15/2010	JPY	3,500,000	36,011
3.125% due 09/17/2012	EUR	16,113	20,675
4.750% due 03/17/2014		38,300	48,497
4.800% due 02/13/2014 (r)	HKD	74,000	8,559
4.875% due 12/17/2012	GBP	22,000	32,133
6.000% due 05/10/2012	AUD	10,000	8,335

Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	100	138

Societe Generale
5.750% due 03/29/2049	GBP	150	217
7.756% due 05/29/2049	EUR	2,700	3,665
8.875% due 06/29/2049	GBP	200	311

Sumitomo Mitsui Banking Corp.
1.078% due 12/31/2049	JPY	1,100,000	11,729
1.268% due 06/02/2049		1,000,000	10,617

SunTrust Bank
0.768% due 06/22/2012	GBP	5,000	7,017
0.822% due 12/20/2011	EUR	68,200	87,131

Swedbank AB
3.125% due 03/04/2013		350	479

Sweden Government Bond
5.500% due 10/08/2012	SEK	1,550	235

UBS AG
0.811% due 11/17/2015	EUR	300	395
4.280% due 04/29/2049		200	224
5.250% due 06/21/2021	GBP	200	301
6.375% due 07/20/2016		150	247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
5.000% due 02/01/2016	GBP	200	$290
6.700% due 06/05/2018	EUR	2,100	3,085

VTB Capital S.A.
8.250% due 06/30/2011		1,130	1,614

Wachovia Bank N.A.
6.000% due 05/23/2013		11,500	17,043

Wachovia Corp.
0.765% due 08/01/2011		22,800	30,373
0.812% due 02/13/2014		41,900	54,465
4.875% due 11/29/2035	GBP	300	377

Wells Fargo & Co.
0.909% due 03/23/2016	EUR	3,600	4,586

Westpac Banking Corp.
0.879% due 11/26/2015		100	133
5.000% due 10/21/2019	GBP	250	384

Total Foreign Currency-Denominated Issues (Cost $11,411,016)			11,917,738

		SHARES
COMMON STOCKS 0.1%
Royal Bank of Scotland Group PLC (f)		152,458,242	101,796

Total Common Stocks (Cost $88,885)			101,796

CONVERTIBLE PREFERRED SECURITIES 0.0%

American International Group, Inc.
8.500% due 08/01/2011		446,800	4,566

Motors Liquidation Co.
5.250% due 03/06/2032		8,212,560	71,038
6.250% due 07/15/2033		475,440	4,113

Total Convertible Preferred Securities (Cost $31,482)			79,717

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 43.4%

CERTIFICATES OF DEPOSIT 0.3%

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.220% due 04/15/2010		$167,000	167,000

Barclays Bank PLC
1.109% due 03/22/2011		163,000	162,922

Credit Agricole S.A.
0.286% due 06/29/2010		43,140	43,136

Rabobank Nederland NV
0.198% due 04/07/2010		80,000	80,001

Royal Bank of Scotland Group PLC
0.829% due 07/19/2010		210,900	210,900

Svenska Handelsbanken AB
0.190% due 04/06/2010		100,000	100,000

			763,959

COMMERCIAL PAPER 11.6%

Banco Bilbao Vizcaya Argentaria S.A.
0.200% due 04/15/2010		500,000	499,961
0.280% due 06/22/2010		495,500	495,188

Bank of America Corp.
0.170% due 04/05/2010		425,000	424,992
0.180% due 04/05/2010		300,000	299,994

Bank of Nova Scotia
0.160% due 04/06/2010		500,000	499,989
0.165% due 04/01/2010		260,500	260,500
0.170% due 04/01/2010		200,000	200,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays U.S. Funding LLC
0.150% due 04/07/2010	$500,000	$499,988
0.169% due 04/01/2010	700	700
0.200% due 04/01/2010	500,000	500,000
0.260% due 06/15/2010	500,000	499,720

BNP Paribas Finance, Inc.
0.180% due 04/01/2010	500,000	500,000
0.190% due 04/12/2010	1,000	1,000
0.210% due 04/15/2010	300,000	299,976

Citigroup Funding, Inc.
0.190% due 04/07/2010	150,000	149,995
0.200% due 04/09/2010	150,000	149,993
0.210% due 04/13/2010	220,000	219,985
0.250% due 04/27/2010	250,000	249,955

Dexia Credit Local S.A.
0.210% due 04/01/2010	1,000,000	1,000,000

DnB NOR Bank ASA
0.165% due 04/06/2010	500,000	499,989
0.170% due 04/06/2010	310,000	309,993

Fannie Mae
0.150% due 06/21/2010	500,000	499,899
0.150% due 05/26/2010	3,000	2,999
0.150% due 06/03/2010	50,000	49,992
0.160% due 06/14/2010	58,800	58,789
0.180% due 05/17/2010	172,000	171,960
0.181% due 06/23/2010	100,000	99,979
0.220% due 08/02/2010	557,000	556,620
0.279% due 09/15/2010	50,000	49,947

Federal Home Loan Bank
0.057% due 04/01/2010	560,300	560,300
0.080% due 04/06/2010	419,000	418,995
0.101% due 04/09/2010	300,000	299,991
0.140% due 04/05/2010	43,850	43,850
0.145% due 05/21/2010	66,880	66,863
0.185% due 06/25/2010	136,000	135,971

Freddie Mac
0.000% due 05/10/2010	80	80
0.123% due 04/01/2010	2,977	2,977
0.150% due 05/24/2010	82,082	82,064
0.180% due 06/09/2010	13,400	13,398
0.200% due 07/01/2010	100,000	99,960
0.230% due 08/03/2010	80,000	79,945

GDF Suez
0.220% due 04/22/2010	24,000	23,997
0.220% due 04/28/2010	125,000	124,979

Groupe BPCE
0.210% due 04/06/2010	100,000	99,997
0.215% due 04/22/2010	250,000	249,969
0.250% due 04/19/2010	40,525	40,520
0.250% due 05/10/2010	1,000	1,000
0.265% due 06/09/2010	139,000	138,932
0.290% due 06/09/2010	85,000	84,959

HSBC Americas, Inc.
0.160% due 04/05/2010	50,000	49,999
0.200% due 05/17/2010	100,000	99,974

ING Funding LLC
0.180% due 04/06/2010	100,000	99,997
0.200% due 04/07/2010	250,000	249,992
0.220% due 04/15/2010	250,000	249,979
0.220% due 05/06/2010	900	900

Intesa Sanpaolo SpA
0.160% due 04/01/2010	500,000	500,000
0.180% due 04/06/2010	500,000	499,987

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
0.070% due 04/01/2010	$500,000	$500,000

Nordea North America, Inc.
0.170% due 04/08/2010	499,000	498,983
0.190% due 04/08/2010	1,000	1,000
0.190% due 04/13/2010	365,000	364,977
0.190% due 04/14/2010	165,000	164,989
0.200% due 04/02/2010	23,000	23,000

Rabobank USA Financial Corp.
0.100% due 04/01/2010	2,000,000	2,000,000
0.170% due 04/01/2010	2,000,000	2,000,000

Royal Bank of Scotland Group PLC
0.210% due 04/15/2010	400,000	399,967

Royal Park Investments S.A.
0.205% due 04/27/2010	150,000	149,978
0.210% due 04/20/2010	200,000	199,978
0.220% due 05/11/2010	165,000	164,960

Société de Prise de Participation de l’Etat
0.175% due 05/11/2010	300,000	299,942
0.205% due 05/18/2010	245,000	244,934

Societe Generale N.A.
0.150% due 04/01/2010	1,000,000	1,000,000
0.180% due 04/06/2010	500,000	499,987
0.200% due 04/06/2010	250,000	249,993
0.210% due 04/15/2010	350,000	349,971
0.215% due 05/18/2010	100,000	99,972

Standard Chartered Bank N.A.
0.250% due 04/05/2010	239,250	239,243

Straight-A Funding LLC
0.160% due 04/05/2010	60,341	60,340
0.170% due 04/16/2010	55,428	55,424
0.190% due 05/12/2010	85,247	85,228
0.210% due 06/07/2010	552,144	551,873
0.220% due 06/07/2010	64,036	64,005
0.220% due 06/09/2010	749,473	749,062

Svenska Handelsbanken AB
0.200% due 05/18/2010	296,000	295,923
0.210% due 05/17/2010	195,350	195,297

Toyota Motor Credit Corp.
0.230% due 04/01/2010	80,000	80,000

World Bank
0.150% due 04/06/2010	81,000	80,999
0.203% due 04/26/2010	200,000	199,993
0.203% due 05/10/2010	260,000	259,980

		25,501,676

REPURCHASE AGREEMENTS 21.0%

Banc of America Securities LLC
0.010% due 04/01/2010	272,700	272,700
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.000% due 02/28/2017 valued at $278,628. Repurchase proceeds are $272,700.)
0.030% due 04/01/2010	1,857,400	1,857,400
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 4.625% due 01/15/2013 - 11/15/2016 valued at $1,910,286. Repurchase proceeds are $1,857,402.)
0.050% due 04/01/2010	50,000	50,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $51,514. Repurchase proceeds are $50,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.110% due 04/01/2010	$179,100	$179,100
(Dated 03/26/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.375% due 01/31/2012 - 10/31/2014 valued at $184,471. Repurchase proceeds are $179,101.)
0.120% due 04/01/2010	15,100	15,100
(Dated 03/26/2010. Collateralized by U.S. Treasury Notes 1.000% due 07/31/2011 valued at $15,433. Repurchase proceeds are $15,100.)
0.140% due 04/01/2010	12,200	12,200
(Dated 03/26/2010. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2019 valued at $12,519. Repurchase proceeds are $12,200.)
0.140% due 04/08/2010	1,000,000	1,000,000
(Dated 03/24/2010. Collateralized by U.S. Treasury Notes 0.875% - 3.250% due 05/31/2011 - 02/28/2017 valued at $1,014,141. Repurchase proceeds are $1,000,004.)
0.150% due 04/16/2010	1,000,000	1,000,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.375% - 3.000% due 10/15/2012 - 02/28/2017 valued at $1,025,667. Repurchase proceeds are $1,000,004.)
0.170% due 04/05/2010	61,700	61,700
(Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.250% due 12/31/2016 valued at $63,449. Repurchase proceeds are $61,700.)

Barclays Capital, Inc.
0.010% due 04/01/2010	110,100	110,100
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $112,303. Repurchase proceeds are $110,100.)
0.030% due 04/01/2010	608,200	608,200
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 2.375% due 04/15/2011 - 01/15/2026 valued at $620,852. Repurchase proceeds are $608,201.)
0.050% due 04/01/2010	134,900	134,900
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $138,788. Repurchase proceeds are $134,900.)
0.140% due 04/06/2010	500,000	500,000
(Dated 03/23/2010. Collateralized by Freddie Mac 0.089% due 06/01/2010 valued at $509,992. Repurchase proceeds are $500,002.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/07/2010	$1,436,000	$1,436,000

(Dated 03/17/2010. Collateralized by Freddie Mac 2.000% - 2.180% due 04/23/2012 - 06/15/2012 valued at $727,349; U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $307,345; and U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $424,741. Repurchase proceeds are $1,436,006.)

0.140% due 04/08/2010	1,000,000	1,000,000
(Dated 03/11/2010. Collateralized by U.S. Treasury Inflation Protected Securities 0.875% - 2.000% due 04/15/2010 - 07/15/2014 valued at $1,019,285. Repurchase proceeds are $1,000,004.)
0.140% due 04/08/2010	500,000	500,000

(Dated 03/24/2010. Collateralized by Fannie Mae 2.186% due 05/07/2012 valued at $221,630; Federal Home Loan Bank 0.750% due 07/08/2011 valued at $4,548; and Freddie Mac 0.160% - 5.625% due 05/04/2011 - 11/23/2035 valued at $289,013. Repurchase proceeds are $500,002.)

0.140% due 04/09/2010	1,500,000	1,500,000

(Dated 03/10/2010. Collateralized by Fannie Mae 2.186% due 05/07/2012 valued at $275,448; Federal Home Loan Bank 0.750% - 0.800% due 04/30/2010 - 07/08/2011 valued at $491,335; Freddie Mac 0.160% - 0.200% due 05/04/2011 - 01/25/2012 valued at $252,997; U.S. Treasury Notes 3.375% - 3.625% due 08/15/2019 - 11/15/2019 valued at $506,097. Repurchase proceeds are $1,500,006.)

0.140% due 04/12/2010	1,000,000	1,000,000
(Dated 03/11/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% - 3.500% due 01/15/2011 - 07/15/2014 valued at $1,017,778. Repurchase proceeds are $1,000,004.)
0.150% due 04/05/2010	900,000	900,000

(Dated 03/09/2010. Collateralized by Fannie Mae 2.180% due 04/23/2012 valued at $76,510; Federal Home Loan Bank 0.800% due 04/30/2010; valued at $255,020; and Freddie Mac 0.160% - 2.170% due 04/30/2010 - 05/07/2012 valued at $586,158. Repurchase proceeds are $900,004.)

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.150% due 04/05/2010	$1,000,000	$1,000,000
(Dated 03/30/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.750% due 08/31/2011 -02/15/2019 valued at $1,021,131. Repurchase proceeds are $1,000,004.)
0.150% due 04/13/2010	800,000	800,000
(Dated 03/30/2010. Collateralized by U.S. Treasury Notes 1.000% - 2.000% due 09/30/2011 - 11/30/2013 valued at $815,298. Repurchase proceeds are $800,003.)
0.150% due 04/15/2010	1,000,000	1,000,000
(Dated 03/30/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.500% due 07/31/2010 - 01/31/2014 valued at $1,006,171. Repurchase proceeds are $1,000,004.)
0.150% due 04/16/2010	500,000	500,000
(Dated 03/30/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.750% due 07/31/2010 - 01/31/2014 valued at $510,357. Repurchase proceeds are $500,002.)
0.160% due 04/05/2010	238,900	238,900
(Dated 04/01/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.500% due 01/15/2011 valued at $243,799. Repurchase proceeds are $238,901.)
0.170% due 04/05/2010	2,100	2,100
(Dated 04/01/2010. Collateralized by Ginnie Mae 5.500% due 08/20/2039 valued at $2,136. Repurchase proceeds are $2,100.)
0.170% due 04/15/2010	2,000,000	2,000,000
(Dated 04/01/2010. Collateralized by U.S. Treasury Inflation Protected Securities 1.875% - 3.500% due 01/15/2011 - 01/15/2025 valued at $2,044,403. Repurchase proceeds are $2,000,009.)

BNP Paribas Bank
0.120% due 04/05/2010	1,000,000	1,000,000

(Dated 03/10/2010. Collateralized by U.S. Treasury Bonds 4.375% - 6.125% due 02/15/2026 - 11/15/2039 valued at $201,757 and U.S. Treasury Notes 1.000% - 4.875% due 12/31/2011 - 09/30/2016 valued at $809,081. Repurchase proceeds are $1,000,003.)

0.140% due 04/07/2010	859,000	859,000

(Dated 03/17/2010. Collateralized by U.S. Treasury Bonds 5.250% due 11/15/2028 valued at $100,768 and U.S. Treasury Notes 0.875% - 3.000% due 02/28/2011 - 08/31/2016 valued at $770,408. Repurchase proceeds are $859,003.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/23/2010	$1,289,200	$1,289,200

(Dated 03/25/2010. Collateralized by U.S. Treasury Bonds 3.500% - 6.250% due 08/15/2028 - 05/15/2039 valued at $1,013,740 and U.S. Treasury Notes 0.750% - 4.875% due 07/31/2011 - 11/30/2011 valued at $309,933. Repurchase proceeds are $1,289,205.)

Citigroup Global Markets, Inc.
0.020% due 04/01/2010	6,800	6,800
(Dated 03/31/2010. Collateralized by Fannie Mae 4.000% due 04/01/2024 valued at $6,937. Repurchase proceeds are $6,800.)
0.020% due 04/01/2010	590,800	590,800
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% due 02/29/2016 valued at $604,742 Repurchase proceeds are $590,800.)
0.080% due 04/01/2010	463,800	463,800
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $467,496. Repurchase proceeds are $463,801.)
0.100% due 04/01/2010	128,200	128,200
(Dated 03/31/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $131,115. Repurchase proceeds are $128,200.)
0.150% due 04/01/2010	250,000	250,000

(Dated 02/16/2010. Collateralized by Fannie Mae 5.120% - 6.000% due 02/01/2037 - 02/01/2038 valued at $177,026 and Freddie Mac 5.744% due 06/01/2037 valued at $58,506. Repurchase proceeds are $250,001.)

0.150% due 04/01/2010	200,000	200,000
(Dated 03/03/2010. Collateralized by Freddie Mac 4.000% - 5.278% due 05/01/2024 - 09/01/2038 valued at $203,512. Repurchase proceeds are $200,001.)
0.150% due 04/01/2010	200,000	200,000
(Dated 03/11/2010. Collateralized by Fannie Mae 5.000% - 6.000% due 03/01/2023 - 08/01/2039 valued at $203,465. Repurchase proceeds are $200,001.)
0.150% due 04/20/2010	25,000	25,000
(Dated 01/20/2010. Collateralized by Freddie Mac 3.655% due 06/08/2016 valued at $25,839. Repurchase proceeds are $25,000.)
0.155% due 04/01/2010	90,000	90,000
(Dated 02/17/2010. Collateralized by Fannie Mae 5.000% due 05/01/2033 valued at $89,440. Repurchase proceeds are $90,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.160% due 04/06/2010	$250,000	$250,000
(Dated 02/19/2010. Collateralized by Fannie Mae 4.000% - 7.000% due 08/01/2023 - 06/01/2038 valued at $256,099. Repurchase proceeds are $250,001.)
0.160% due 04/12/2010	250,000	250,000

(Dated 02/23/2010. Collateralized by Fannie Mae 3.978% - 6.000% due 03/01/2037 - 01/01/2040 valued at $153,337 and Freddie Mac 4.500% - 5.603% due 07/01/2033 - 08/01/2038 valued at $102,650. Repurchase proceeds are $250,001.)

0.160% due 04/16/2010	279,000	279,000

(Dated 02/19/2010. Collateralized by Fannie Mae 4.000% - 5.000% due 06/01/2024 - 12/01/2039 valued at $279,641 and Freddie Mac 6.126% due 09/01/2037 valued at $3,148. Repurchase proceeds are $279,001.)

0.170% due 04/05/2010	4,400	4,400
(Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $4,486. Repurchase proceeds are $4,400.)
0.180% due 04/05/2010	23,300	23,300
(Dated 04/01/2010. Collateralized by Freddie Mac 4.000% due 07/01/2024 valued at $23,852. Repurchase proceeds are $23,300.)

Credit Suisse Securities (USA) LLC
0.010% due 04/01/2010	361,900	361,900
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375%- 2.750% due 08/31/2010 - 11/30/2016 valued at $370,177. Repurchase proceeds are $691,900.)
0.050% due 04/01/2010	22,600	22,600
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.625% - 3.000% due 06/30/2014 - 02/28/2017 valued at $23,148. Repurchase proceeds are $22,600.)
0.130% due 04/08/2010	1,000,000	1,000,000

(Dated 03/24/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.875% due 08/15/2017 - 05/15/2038 valued at $689,188 and U.S. Treasury Notes 3.125% - 3.875% due 08/31/2013 - 05/15/2018 valued at $330,944. Repurchase proceeds are $1,000,004.)

0.140% due 04/08/2010	500,000	500,000
(Dated 03/09/2010. Collateralized by U.S. Treasury Bonds 4.375% - 8.000% due 11/15/2021 - 02/15/2038 valued at $509,368. Repurchase proceeds are $500,002.)
0.140% due 04/09/2010	500,000	500,000
(Dated 03/10/2010. Collateralized by U.S. Treasury Notes 2.375% - 4.500% due 08/31/2010 - 02/15/2016 valued at $509,733. Repurchase proceeds are $500,002.)

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/12/2010	$500,000	$500,000
(Dated 03/11/2010. Collateralized by U.S. Treasury Notes 1.750% - 2.750% due 11/15/2011 - 01/31/2014 valued at $510,448. Repurchase proceeds are $500,002.)
0.150% due 04/01/2010	98,000	98,000
(Dated 03/03/2010. Collateralized by Fannie Mae 2.930% due 09/29/2014 valued at $98,697. Repurchase proceeds are $98,000.)
0.150% due 04/05/2010	500,000	500,000
(Dated 03/16/2010. Collateralized by U.S. Treasury Notes 3.375% - 3.875% due 07/31/2013 - 05/15/2018 valued at $510,647. Repurchase proceeds are $500,002.)
0.150% due 04/06/2010	500,000	500,000
(Dated 03/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2025 valued at $511,296. Repurchase proceeds are $500,002.)
0.160% due 04/05/2010	35,300	35,300
(Dated 04/01/2010. Collateralized by U.S. Treasury Notes 3.125% due 10/31/2016 valued at $36,170. Repurchase proceeds are $35,300.)

Deutsche Bank AG
0.130% due 04/09/2010	1,000,000	1,000,000

(Dated 03/10/2010. Collateralized by Fannie Mae 2.400% - 4.750% due 08/24/2012 - 11/19/2012 valued at $516,277 and Federal Home Loan Bank 0.900% due 04/08/2010 valued at $504,472. Repurchase proceeds are $1,000,004.)

0.140% due 04/01/2010	14,600	14,600
(Dated 03/26/2010. Collateralized by Fannie Mae 0.000% due 12/30/2010 valued at $14,896. Repurchase proceeds are $14,600.)

Goldman Sachs & Co.
0.010% due 04/01/2010	830,000	830,000

(Dated 03/31/2010. Collateralized by Fannie Mae 1.100% - 6.625% due 02/03/2012 - 11/15/2030 valued at $470,311; Federal Home Loan Bank 4.900% due 01/29/2024 valued at $133,045; and Freddie Mac 1.875% - 3.000% due 03/08/2013 - 12/30/2014 valued at $251,355. Repurchase proceeds are $830,000.)

0.140% due 04/05/2010	253,000	253,000
(Dated 03/11/2010. Collateralized by Fannie Mae 5.000% - 6.000% due 01/01/2039 - 07/01/2039 valued at $260,486. Repurchase proceeds are $253,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/05/2010	$1,000,000	$1,000,000
(Dated 03/10/2010. Collateralized by Fannie Mae 4.000% - 5.500% due 06/01/2024 - 09/01/2038 valued at $1,003,803. Repurchase proceeds are $1,000,004.)
0.150% due 04/06/2010	1,000,000	1,000,000

(Dated 03/15/2010. Collateralized by Fannie Mae 5.500% due 06/01/2036 - 05/01/2039 valued at $209,664; Freddie Mac 5.000% - 5.500% due 06/01/2036 - 12/01/2036 valued at $294,227; and Ginnie Mae 5.000% due 03/15/2038 - 06/15/2039 valued at $498,118. Repurchase proceeds are $1,000,004.)

0.180% due 05/03/2010	75,000	75,000
(Dated 03/24/2010. Collateralized by Fannie Mae 5.500% due 06/01/2037 valued at $76,797. Repurchase proceeds are $75,000.)
0.190% due 05/18/2010	575,000	575,000

(Dated 03/24/2010. Collateralized by Fannie Mae 5.500% due 11/01/2038 valued at $68,934; Freddie Mac 5.000% - 6.000% due 03/01/2038 - 12/01/2038 valued at $178,596; and Ginnie Mae 4.500% - 5.000% due 07/15/2039 valued at $327,868. Repurchase proceeds are $575,003.)

0.190% due 05/21/2010	155,000	155,000
(Dated 03/24/2010. Collateralized by Ginnie Mae 5.000% due 06/15/2039 - 08/15/2039 valued at $155,981. Repurchase proceeds are $155,001.)

Greenwich Capital Markets, Inc.
0.150% due 04/05/2010	700,000	700,000

(Dated 03/11/2010. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $340,817 and U.S. Treasury Notes 2.750% - 4.625% due 12/31/2011 - 10/31/2013 valued at $371,474. Repurchase proceeds are $700,003.)

0.160% due 04/06/2010	500,000	500,000
(Dated 03/15/2010. Collateralized by Federal Home Loan Bank 0.750% due 01/18/2011 valued at $510,242. Repurchase proceeds are $500,002.)
0.160% due 04/13/2010	250,000	250,000
(Dated 03/17/2010. Collateralized by U.S. Treasury Notes 1.000% due 08/31/2011 valued at $254,928. Repurchase proceeds are $250,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Bank N.A.
0.010% due 04/01/2010	$6,000	$6,000
(Dated 03/31/2010. Collateralized by Freddie Mac 0.189% due 05/01/2012 valued at $6,130. Repurchase proceeds are $6,000.)
0.010% due 04/01/2010	8,000	8,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% due 05/20/2010 valued at $8,162. Repurchase proceeds are $8,000.)
0.010% due 04/01/2010	1,829,500	1,829,500
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% - 1.500% due 08/31/2011 - 12/31/2013 valued at $1,869,050. Repurchase proceeds are $1,829,501.)
0.010% due 04/01/2010	194,300	194,300
(Dated 03/31/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.500% due 07/15/2016 valued at $199,504. Repurchase proceeds are $194,300.)
0.020% due 04/01/2010	217,000	217,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 10/31/2014 valued at $221,876. Repurchase proceeds are $217,000.)
0.030% due 04/01/2010	3,200	3,200
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 1.000% due 12/31/2011 valued at $3,270. Repurchase proceeds are $3,200.)
0.150% due 04/15/2010	250,000	250,000
(Dated 03/30/2010. Collateralized by U.S. Treasury Inflation Protected Securities 3.375% due 01/15/2012 valued at $255,446. Repurchase proceeds are $250,001.)
0.160% due 04/15/2010	250,000	250,000
(Dated 03/30/2010. Collateralized by Fannie Mae 7.125% due 06/15/2010 valued at $255,943. Repurchase proceeds are $250,001.)

Morgan Stanley
0.030% due 04/01/2010	100	100
(Dated 03/31/2010. Collateralized by U.S. Treasury Notes 2.375% due 08/31/2014 valued at $105. Repurchase proceeds are $100.)
0.070% due 04/01/2010	1,396,500	1,396,500
(Dated 03/31/2010. Collateralized by Freddie Mac 0.189% - 0.190% due 02/10/2012 - 05/01/2012 valued at $1,431,784. Repurchase proceeds are $1,396,503.)
0.120% due 04/01/2010	14,800	14,800
(Dated 03/26/2010. Collateralized by Fannie Mae 1.750% due 04/15/2011 valued at $15,115. Repurchase proceeds are $14,800.)

See Accompanying Notes

Schedule of Investments  Total Return Fund   (Cont.)

March 31, 2010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.130% due 04/05/2010	$500,000	$500,000

(Dated 03/29/2010. Collateralized by Fannie Mae 1.000% - 6.625% due 06/21/2010 - 03/09/2015 valued at $189,977; Federal Home Loan Bank 0.500% - 5.750% due 07/22/2010 - 06/12/2026 valued at $186,752; and Freddie Mac 0.151% - 5.625% due 07/12/2010 - 11/23/2035 valued at $135,202. Repurchase proceeds are $500,002.)

0.140% due 04/06/2010	591,000	591,000
(Dated 03/17/2010. Collateralized by U.S. Treasury Notes 0.750% - 2.375% due 11/30/2011 - 08/31/2014 valued at $599,932. Repurchase proceeds are $591,002.)
0.140% due 04/09/2010	500,000	500,000

(Dated 03/10/2010. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $38,231; U.S. Treasury Inflation Protected Securities 0.875% - 3.875% due 04/15/2010 - 04/15/2029 valued at $330,332; and U.S. Treasury Notes 2.750% - 3.000% due 02/28/2017 - 02/15/2019 valued at $141,732. Repurchase proceeds are $500,002.)

0.150% due 04/07/2010	750,000	750,000

(Dated 03/24/2010. Collateralized by Fannie Mae 0.373% - 6.000% due 06/29/2012 - 04/30/2037 valued at $125,743; Federal Farm Credit Bank 0.400% - 4.300% due 12/06/2010 - 02/11/2016 valued at $285,913; Federal Home Loan Bank 0.375% - 5.250% due 06/04/2010 - 11/02/2029 valued at $262,577; and Freddie Mac 0.000% - 5.200% due 04/20/2011 - 11/29/2022 valued at $92,695. Repurchase proceeds are $750,003.)

0.150% due 04/12/2010	500,000	500,000
(Dated 03/11/2010. Collateralized by U.S. Treasury Notes 0.875% - 2.375% due 05/31/2011 - 08/31/2014 valued at $509,185. Repurchase proceeds are $500,002.)
0.150% due 04/19/2010	100,000	100,000

(Dated 01/19/2010. Collateralized by Fannie Mae 5.500% due 12/27/2022 valued at $42,359 and Freddie Mac 2.750% - 4.250% due 04/29/2014 - 12/12/2018 valued at $61,055. Repurchase proceeds are $100,000.)

0.160% due 04/13/2010	210,000	210,000
(Dated 03/17/2010. Collateralized by Federal Home Loan Bank 1.250% due 08/06/2012 valued at $150,808 and Freddie Mac 1.250% due 02/03/2012 valued at $63,787. Repurchase proceeds are $210,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.170% due 04/06/2010	$750,000	$750,000

(Dated 03/15/2010. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% - 3.875% due 01/15/2016 - 02/15/2040 valued at $386,532 and U.S. Treasury Notes 0.875% - 1.875% due 02/28/2011 - 02/28/2014 valued at $379,526. Repurchase proceeds are $750,004.)

0.180% due 04/15/2010	1,000,000	1,000,000
(Dated 03/15/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.500% due 05/15/2010 - 12/31/2013 valued at $1,020,585. Repurchase proceeds are $1,000,005.)
0.180% due 06/16/2010	461,000	461,000
(Dated 03/16/2010. Collateralized by U.S. Treasury Notes 0.875% - 4.000% due 03/31/2011 - 02/15/2015 valued at $468,565. Repurchase proceeds are $461,002.)
0.190% due 06/16/2010	185,000	185,000
(Dated 03/16/2010. Collateralized by Freddie Mac 0.164% - 0.200% due 05/17/2010 - 07/12/2010 valued at $188,812. Repurchase proceeds are $185,001.)

State Street Bank and Trust Co.
0.010% due 04/01/2010	4,826	4,826
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.000% due 07/22/2010 valued at $4,923. Repurchase proceeds are $4,826.)

TD Securities (USA) LLC
0.020% due 04/01/2010	500,000	500,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bills 0.117% - 0.143% due 05/13/2010 - 05/20/2010 valued at $510,109. Repurchase proceeds are $500,000.)
0.030% due 04/01/2010	135,000	135,000

(Dated 03/31/2010. Collateralized by U.S. Treasury Bonds 4.250% - 5.500% due 08/15/2028 - 05/15/2039 valued at $90,149 and U.S. Treasury Notes 1.375% due 11/15/2012 valued at $47,825. Repurchase proceeds are $135,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.050% due 04/01/2010	$700,000	$700,000
(Dated 03/31/2010. Collateralized by U.S. Treasury Bonds 8.125% - 8.750% due 08/15/2020 - 05/15/2021 valued at $716,746. Repurchase proceeds are $700,001.)
0.170% due 04/05/2010	800,000	800,000
(Dated 04/01/2010. Collateralized by U.S. Treasury Bonds 4.250% - 8.125% due 05/15/2021 - 05/15/2039 valued at $817,057. Repurchase proceeds are $800,004.)

UBS Securities LLC
0.140% due 04/15/2010	500,000	500,000
(Dated 02/19/2010. Collateralized by Federal Home Loan Bank 0.800% due 05/17/2010 valued at $403,184 and Freddie Mac 1.722% due 05/10/2011 valued at $110,012. Repurchase proceeds are $500,002.)

		46,314,526

U.S. TREASURY BILLS 2.2%
0.144% due 04/22/2010 - 09/02/2010 (g)(k)(l)(m)(n)(o)	4,775,823	4,774,544

U.S. TREASURY CASH MANAGEMENT BILLS 0.8%
0.150% due 04/19/2010 (c)	1,659,850	1,659,725

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (j) 7.5%
	1,649,914,173	16,520,591

Total Short-Term Instruments (Cost $95,534,886)		95,535,021

Total Investments 104.2% (Cost $224,864,165)		$229,355,571

Written Options (q) (0.1%) (Premiums $899,148)		(308,740)

Other Assets and Liabilities (Net) (4.1%)		(8,865,254)

Net Assets 100.0%		$220,181,577

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-Issued security.
(d)	Principal only security.
(e)	Payment in-kind bond security.
(f)	Non-income producing security.
(g)	Coupon represents a weighted average rate.
(h)	Security becomes interest bearing at a future date.
(i)	Principal amount of security is adjusted for inflation.
(j)	Affiliated to the Fund.
(k)	Securities with an aggregate market value of $780 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(l)	Securities with an aggregate market value of $5,751 have been pledged as collateral for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2010.
(m)	Securities with an aggregate market value of $74,386 and cash of $8,500 have been pledged as collateral for delayed-delivery mortgage-backed securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2010.
(n)	The average amount of borrowings while outstanding during the period ended March 31, 2010 was $3,164,274 at a weighted average interest rate of 0.317%. On March 31, 2010, securities valued at $870,816 were pledged as collateral for reverse repurchase agreements.
(o)	Securities with an aggregate market value of $840,972 and cash of $56 have been pledged as collateral for the following open futures contracts on March 31, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Canadian Bankers’ Acceptance June Futures	Long	06/2010	1,000	$(298)
90-Day Eurodollar December Futures	Long	12/2010	101,982	87,642
90-Day Eurodollar June Futures	Long	06/2010	203,262	170,620
90-Day Eurodollar March Futures	Long	03/2011	2,216	4,625
90-Day Eurodollar September Futures	Long	09/2010	128,558	62,238
Canada Government 10-Year Bond June Futures	Long	06/2010	295	(5)
Euro-Bobl June Futures	Long	06/2010	41,748	19,939
Euro-Bund 10-Year Bond June Futures	Long	06/2010	20,785	17,727
Euro-Bund 10-Year Bond June Futures Call Options Strike @ EUR 125.000	Short	06/2010	1,829	170
Euro-Bund 10-Year Bond June Futures Put Options Strike @ EUR 120.000	Short	06/2010	1,829	52
U.S. Treasury 2-Year Note June Futures	Long	06/2010	123,071	(22,988)
U.S. Treasury 5-Year Note June Futures	Long	06/2010	38,655	(31,408)
U.S. Treasury 10-Year Note June Futures	Long	06/2010	145,899	(77,961)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2010	9,572	2,287
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2010	17,248	14,153
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2010	9,370	1,281
United Kingdom Long Gilt June Futures	Short	06/2010	3,000	(2,810)

				$245,264

(p)	Swap agreements outstanding on March 31, 2010:

Credit Default Swaps on Corporate Issues - Buy Protection(1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX Financing Co.	JPM	(0.530%)	12/20/2016	0.879%	$10,000	$210	$0	$210
ABX Financing Co.	MSC	(0.640%)	12/20/2016	0.879%	2,300	27	169	(142)
Alcoa, Inc.	BOA	(1.290%)	09/20/2018	2.416%	1,300	97	0	97
Alcoa, Inc.	GSC	(1.320%)	09/20/2018	2.416%	200	15	39	(24)
AmerisourceBergen Corp.	MSC	(0.600%)	09/20/2012	0.504%	10,000	(25)	0	(25)
Anadarko Finance Co.	BOA	(0.900%)	06/20/2011	0.355%	10,600	(74)	0	(74)
Anadarko Petroleum Corp.	CITI	(0.330%)	03/20/2012	0.436%	1,800	4	62	(58)
Arrow Electronics, Inc.	GSC	(1.000%)	12/20/2019	1.733%	15,000	837	0	837
AutoZone, Inc.	BOA	(1.070%)	03/20/2014	0.577%	20,000	(385)	0	(385)
AutoZone, Inc.	BOA	(1.890%)	03/20/2014	0.577%	10,000	(509)	0	(509)
AutoZone, Inc.	BOA	(0.870%)	06/20/2016	0.739%	1,000	(7)	28	(35)
AutoZone, Inc.	BOA	(1.100%)	09/20/2018	0.823%	15,000	(307)	0	(307)
AutoZone, Inc.	CITI	(1.030%)	03/20/2014	0.577%	10,000	(177)	0	(177)
AutoZone, Inc.	DUB	(1.320%)	09/20/2018	0.823%	5,000	(183)	0	(183)
AutoZone, Inc.	UBS	(1.320%)	09/20/2018	0.823%	7,000	(256)	0	(256)
Avnet, Inc.	DUB	(1.000%)	09/20/2016	1.638%	2,000	72	37	35
Block Financial LLC	BOA	(1.550%)	03/20/2013	0.745%	32,100	(765)	(113)	(652)
Block Financial LLC	CSFB	(1.110%)	03/20/2013	0.745%	6,000	(66)	0	(66)
Block Financial LLC	DUB	(1.050%)	03/20/2013	0.745%	5,000	(46)	0	(46)
Block Financial LLC	JPM	(1.270%)	03/20/2013	0.745%	10,000	(156)	0	(156)
Boston Scientific Corp.	BCLY	(1.000%)	03/20/2017	1.670%	1,000	40	6	34
Boston Scientific Corp.	BOA	(1.000%)	03/20/2017	1.670%	20,805	825	0	825
Boston Scientific Corp.	MSC	(1.000%)	06/20/2014	1.457%	2,000	35	9	26
Boston Scientific Corp.	MSC	(1.000%)	06/20/2016	1.642%	2,000	70	12	58
Boston Scientific Corp.	UBS	(0.500%)	06/20/2011	0.863%	10,000	43	0	43
Brunswick Corp.	BOA	(4.100%)	09/20/2013	3.884%	18,000	(142)	0	(142)
Cardinal Health, Inc.	BCLY	(0.420%)	12/20/2016	0.727%	13,000	241	0	241
Cardinal Health, Inc.	DUB	(0.500%)	12/20/2016	0.727%	10,000	137	109	28
Cardinal Health, Inc.	GSC	(0.710%)	06/20/2017	0.739%	9,600	16	0	16
CBS Corp.	JPM	(0.590%)	09/20/2012	0.653%	15,000	21	0	21
Centex Corp.	BCLY	(1.000%)	06/20/2016	1.180%	4,000	39	36	3
Centex Corp.	BNP	(1.000%)	06/20/2016	1.180%	12,500	122	119	3
Centex Corp.	BOA	(1.000%)	06/20/2015	1.112%	4,500	23	148	(125)
Centex Corp.	DUB	(1.000%)	12/20/2017	1.261%	2,500	42	(9)	51
Centex Corp.	GSC	(1.000%)	06/20/2014	0.965%	1,500	(3)	20	(23)
Centex Corp.	GSC	(1.000%)	06/20/2016	1.180%	3,120	31	0	31
CenturyTel, Inc.	JPM	(1.000%)	06/20/2017	1.612%	6,000	226	(4)	230
CenturyTel, Inc.	JPM	(1.000%)	09/20/2019	1.852%	4,000	254	(49)	303
CNA Financial Corp.	BCLY	(0.295%)	09/20/2011	1.496%	15,000	262	0	262
CNA Financial Corp.	BCLY	(1.390%)	12/20/2014	2.096%	10,000	297	1,209	(912)
CNA Financial Corp.	BOA	(0.690%)	12/20/2014	2.096%	10,300	615	0	615
CNA Financial Corp.	BOA	(4.170%)	12/20/2014	2.096%	8,000	(716)	0	(716)
CNA Financial Corp.	BOA	(3.360%)	09/20/2016	2.201%	6,250	(403)	0	(403)
CNA Financial Corp.	CITI	(0.470%)	12/20/2014	2.096%	10,200	705	0	705
CNA Financial Corp.	JPM	(0.440%)	09/20/2011	1.496%	13,500	207	255	(48)
Commercial Metals Co.	BOA	(1.430%)	09/20/2018	2.690%	3,000	246	0	246
Commercial Metals Co.	DUB	(1.005%)	09/20/2017	2.626%	15,660	1,526	1,369	157
Commercial Metals Co.	JPM	(1.430%)	09/20/2018	2.690%	10,000	821	0	821
Con-way, Inc.	BOA	(1.834%)	03/20/2018	2.022%	19,000	223	1,663	(1,440)
Coventry Health Care, Inc.	DUB	(1.000%)	03/20/2015	2.608%	7,500	521	684	(163)
CRH America, Inc.	CITI	(2.590%)	09/20/2018	1.688%	10,000	(635)	0	(635)
CSX Corp.	BCLY	(1.350%)	03/20/2018	0.676%	5,052	(240)	0	(240)
CSX Corp.	DUB	(1.550%)	06/20/2017	0.654%	21,200	(1,236)	72	(1,308)
CSX Corp.	JPM	(0.165%)	03/20/2011	0.291%	10,600	13	0	13
CVS Caremark Corp.	BOA	(0.550%)	09/20/2016	0.621%	6,745	27	0	27
Cytec Industries, Inc.	CITI	(1.000%)	09/20/2017	1.260%	4,700	78	431	(353)

Cytec Industries, Inc.	DUB	(1.000%)	09/20/2017	1.260%	2,300	38	198	(160)
Cytec Industries, Inc.	JPM	(1.000%)	09/20/2013	0.722%	2,000	(19)	46	(65)
Deluxe Corp.	DUB	(1.000%)	12/20/2014	3.218%	6,200	567	574	(7)
DISH DBS Corp.	CITI	(1.000%)	12/20/2011	1.308%	5,200	26	74	(48)
DISH DBS Corp.	DUB	(1.000%)	12/20/2011	1.308%	11,400	57	120	(63)
Dominion Resources, Inc.	JPM	(0.385%)	12/20/2016	0.614%	3,000	42	160	(118)
DR Horton, Inc.	BCLY	(1.000%)	06/20/2016	1.984%	26,000	1,373	1,623	(250)
DR Horton, Inc.	BNP	(1.000%)	03/20/2016	1.968%	10,000	503	783	(280)
DR Horton, Inc.	BNP	(1.000%)	06/20/2016	1.984%	21,500	1,135	1,597	(462)
DR Horton, Inc.	DUB	(1.000%)	03/20/2016	1.968%	3,000	151	309	(158)
DR Horton, Inc.	DUB	(1.000%)	06/20/2016	1.984%	4,500	238	472	(234)
DR Horton, Inc.	GSC	(1.000%)	03/20/2014	1.695%	5,000	128	335	(207)
DR Horton, Inc.	GSC	(1.000%)	09/20/2014	1.791%	3,000	97	163	(66)
DR Horton, Inc.	JPM	(1.000%)	03/20/2015	1.874%	10,000	391	537	(146)
Embarq Corp.	BCLY	(1.000%)	06/20/2013	0.904%	300	(1)	(5)	4
Embarq Corp.	BCLY	(1.000%)	06/20/2016	1.280%	22,000	336	(13)	349
Embarq Corp.	BCLY	(1.650%)	06/20/2016	1.300%	6,669	(133)	0	(133)
Embarq Corp.	BOA	(2.200%)	06/20/2016	1.300%	4,000	(202)	0	(202)
Embarq Corp.	DUB	(1.000%)	06/20/2016	1.280%	40,500	619	(688)	1,307
Embarq Corp.	GSC	(1.000%)	06/20/2016	1.280%	17,000	260	0	260
Enterprise Products Operating LLC	MLP	(0.200%)	03/20/2011	0.370%	14,300	23	202	(179)
ERAC USA Finance LLC	JPM	(2.700%)	12/20/2012	0.432%	10,000	(620)	789	(1,409)
Expedia, Inc.	RBS	(4.250%)	09/20/2016	1.390%	16,500	(2,721)	0	(2,721)
FBG Finance Ltd.	BCLY	(2.140%)	12/20/2014	0.511%	6,000	(444)	0	(444)
Fortune Brands, Inc.	DUB	(1.000%)	03/20/2020	1.474%	12,000	446	416	30
Frontier Communications Corp.	BCLY	(5.000%)	03/20/2013	2.516%	10,000	(713)	(602)	(111)
GATX Financial Corp.	GSC	(1.000%)	12/20/2012	1.311%	15,000	119	185	(66)
GATX Financial Corp.	HSBC	(1.000%)	12/20/2012	1.311%	10,000	80	123	(43)
Genworth Financial, Inc.	BCLY	(0.879%)	06/20/2018	2.507%	8,000	837	2,791	(1,954)
Genworth Financial, Inc.	DUB	(0.980%)	06/20/2018	2.507%	4,000	392	1,260	(868)
Hanson Ltd.	BCLY	(1.000%)	09/20/2016	1.948%	20,000	1,055	3,056	(2,001)
Hanson Ltd.	BNP	(1.000%)	03/20/2013	1.426%	15,000	180	68	112
Hanson Ltd.	BNP	(1.000%)	09/20/2016	1.948%	20,000	1,055	553	502
Hanson Ltd.	BNP	(1.000%)	09/20/2016	1.898%	33,000	1,650	1,130	520
HCP, Inc.	CITI	(5.000%)	03/20/2018	1.637%	4,500	(1,006)	(742)	(264)
HCP, Inc.	CSFB	(0.530%)	09/20/2011	0.863%	7,350	35	0	35
HCP, Inc.	DUB	(3.860%)	03/20/2018	1.663%	20,000	(2,921)	1,296	(4,217)
HCP, Inc.	JPM	(0.610%)	09/20/2011	0.863%	5,000	18	0	18
HCP, Inc.	MLP	(0.650%)	09/20/2016	1.622%	13,500	738	0	738
Health Care REIT, Inc.	BCLY	(3.310%)	06/20/2015	1.312%	5,000	(483)	0	(483)
Health Management Associates Inc.	BCLY	(1.000%)	06/20/2016	2.688%	8,000	711	656	55
Health Management Associates Inc.	BCLY	(5.000%)	06/20/2016	2.688%	7,000	(864)	(801)	(63)
HSBC Finance Corp.	DUB	(1.450%)	06/20/2016	0.961%	10,000	(279)	3	(282)
HSBC Finance Corp.	JPM	(0.220%)	06/20/2016	0.961%	10,000	416	0	416
International Paper Co.	BCLY	(5.030%)	06/20/2018	1.770%	20,000	(4,450)	0	(4,450)
International Paper Co.	BOA	(0.870%)	06/20/2016	1.585%	1,400	55	177	(122)
iStar Financial, Inc.	BCLY	(0.400%)	03/20/2012	12.927%	10,000	1,928	0	1,928
iStar Financial, Inc.	MSC	(0.600%)	12/20/2013	11.986%	10,000	2,655	0	2,655
JC Penney Corp., Inc.	BCLY	(1.000%)	09/20/2012	0.975%	2,200	(2)	91	(93)
Jones Apparel Group, Inc.	DUB	(1.000%)	12/20/2014	1.401%	44,710	774	1,423	(649)
KB Home	BCLY	(5.000%)	03/20/2015	3.093%	21,600	(1,817)	(1,584)	(233)
KB Home	BCLY	(5.000%)	06/20/2015	3.153%	12,300	(1,041)	(936)	(105)
KB Home	BNP	(1.000%)	06/20/2015	3.153%	5,000	484	465	19
KB Home	DUB	(1.000%)	03/20/2014	2.791%	3,000	194	249	(55)
KB Home	DUB	(1.000%)	03/20/2015	3.093%	5,000	453	491	(38)
KB Home	DUB	(5.000%)	03/20/2015	3.093%	2,500	(210)	(194)	(16)
KB Home	GSC	(1.000%)	03/20/2014	2.791%	7,000	452	329	123
Kerr-McGee Corp.	RBS	(0.160%)	09/20/2011	0.203%	10,500	6	0	6
KeySpan Corp.	JPM	(0.450%)	06/20/2013	0.234%	6,900	(48)	65	(113)
Kinder Morgan, Inc.	DUB	(1.000%)	03/20/2016	1.565%	2,000	60	94	(34)
Kinder Morgan, Inc.	MSC	(1.000%)	03/20/2016	1.565%	13,300	396	670	(274)
Kraft Foods, Inc.	BOA	(1.040%)	06/20/2018	0.698%	5,000	(124)	8	(132)

Kraft Foods, Inc.	CITI	(0.990%)	06/20/2018	0.698%		4,000	(85)	0	(85)
Kraft Foods, Inc.	GSC	(0.950%)	09/20/2018	0.711%		6,000	(107)	20	(127)
Lennar Corp.	BCLY	(5.000%)	06/20/2015	2.763%		11,000	(1,134)	(888)	(246)
Lennar Corp.	BNP	(5.000%)	03/20/2013	2.082%		9,000	(755)	(571)	(184)
Lennar Corp.	BNP	(5.000%)	09/20/2014	2.530%		22,000	(2,218)	(1,448)	(770)
Lennar Corp.	BNP	(1.000%)	06/20/2015	2.763%		20,000	1,598	2,099	(501)
Lennar Corp.	DUB	(0.785%)	12/20/2011	1.700%		9,000	138	0	138
Lennar Corp.	DUB	(1.000%)	03/20/2013	2.082%		6,800	206	262	(56)
Lennar Corp.	DUB	(1.000%)	06/20/2015	2.763%		3,500	280	367	(87)
Lennar Corp.	DUB	(5.000%)	06/20/2015	2.763%		5,000	(516)	(440)	(76)
Lennar Corp.	GSC	(1.000%)	12/20/2011	1.673%		9,000	100	224	(124)
Lennar Corp.	GSC	(1.000%)	09/20/2014	2.530%		4,500	276	483	(207)
Lennar Corp.	GSC	(5.000%)	06/20/2015	2.763%		4,000	(413)	(235)	(177)
Lennar Corp.	GSC	(1.000%)	06/20/2016	2.854%		4,000	383	478	(95)
Lexmark International, Inc.	BOA	(1.400%)	06/20/2018	1.814%		13,000	357	0	357
Lexmark International, Inc.	CITI	(3.320%)	06/20/2013	1.268%		5,590	(361)	0	(361)
Lexmark International, Inc.	JPM	(1.190%)	06/20/2013	1.268%		15,880	33	0	33
Liberty Media LLC	BCLY	(5.000%)	06/20/2013	2.436%		13,000	(1,032)	(1,055)	23
Liberty Mutual Group, Inc.	BOA	(1.390%)	03/20/2014	1.387%		7,600	(4)	836	(840)
Ltd Brands, Inc.	BCLY	(1.000%)	12/20/2012	1.169%		7,600	32	163	(131)
Ltd Brands, Inc.	BNP	(1.000%)	12/20/2014	1.739%		2,500	80	193	(113)
Ltd Brands, Inc.	BNP	(1.000%)	09/20/2017	2.086%		22,000	1,481	1,835	(354)
Ltd Brands, Inc.	BOA	(1.000%)	12/20/2014	1.739%		10,000	319	431	(112)
Ltd Brands, Inc.	BOA	(1.000%)	09/20/2017	2.086%		10,000	673	907	(234)
Ltd Brands, Inc.	DUB	(1.000%)	09/20/2017	2.086%		5,000	337	566	(229)
Ltd Brands, Inc.	DUB	(4.800%)	09/20/2017	2.119%		43,000	(7,241)	0	(7,241)
Ltd Brands, Inc.	JPM	(2.850%)	09/20/2017	2.119%		2,700	(125)	150	(275)
Ltd Brands, Inc.	RBS	(4.500%)	09/20/2017	2.119%		18,700	(2,798)	0	(2,798)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%)	09/20/2015	1.826%		11,810	(2,896)	0	(2,896)
Macy’s Retail Holdings, Inc.	BCLY	(7.150%)	09/20/2015	1.826%		10,000	(2,635)	0	(2,635)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	03/20/2012	0.962%		57,400	(58)	657	(715)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	09/20/2012	1.089%		13,000	25	68	(43)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	09/20/2015	1.797%		9,000	350	371	(21)
Macy’s Retail Holdings, Inc.	BOA	(1.000%)	03/20/2012	0.962%		15,000	(15)	144	(159)
Macy’s Retail Holdings, Inc.	BOA	(6.870%)	03/20/2012	0.988%		7,000	(818)	0	(818)
Macy’s Retail Holdings, Inc.	BOA	(2.430%)	03/20/2013	1.181%		5,000	(184)	432	(616)
Macy’s Retail Holdings, Inc.	BOA	(1.000%)	09/20/2015	1.797%		3,800	148	423	(275)
Macy’s Retail Holdings, Inc.	BOA	(7.060%)	09/20/2015	1.826%		8,000	(2,072)	0	(2,072)
Macy’s Retail Holdings, Inc.	DUB	(1.000%)	03/20/2013	1.231%		5,000	32	248	(216)
Macy’s Retail Holdings, Inc.	MSC	(2.470%)	09/20/2015	1.826%		10,000	(323)	1,103	(1,426)
Macy’s Retail Holdings, Inc.	RBS	(1.000%)	12/20/2016	1.879%		15,000	757	709	48
Macy’s Retail Holdings, Inc.	RBS	(2.640%)	09/20/2017	1.965%		22,500	(963)	1,376	(2,339)
Manpower, Inc.	GSC	(2.500%)	06/20/2013	1.090%	EUR	45,500	(2,678)	(2,684)	6
Marks & Spencer PLC	RBS	(0.950%)	12/20/2017	1.421%		$2,200	67	400	(333)
Marriott International, Inc.	BOA	(1.650%)	06/20/2017	1.166%		10,000	(310)	2,739	(3,049)
Marriott International, Inc.	BOA	(1.730%)	06/20/2017	1.166%		1,400	(51)	137	(188)
Marriott International, Inc.	CITI	(0.260%)	06/20/2012	0.613%		15,000	116	0	116
Marriott International, Inc.	DUB	(1.880%)	12/20/2015	1.096%		5,000	(208)	577	(785)
Marsh & McLennan Cos., Inc.	DUB	(1.000%)	06/20/2019	1.206%		15,300	234	0	234
Masco Corp.	BNP	(1.000%)	09/20/2012	1.119%		18,100	47	196	(149)
Masco Corp.	CITI	(4.240%)	03/20/2017	1.894%		9,020	(1,264)	0	(1,264)
Masco Corp.	DUB	(1.000%)	09/20/2012	1.119%		15,000	39	360	(321)
Masco Corp.	GSC	(1.000%)	09/20/2012	1.119%		5,200	14	54	(40)
Masco Corp.	GSC	(1.000%)	03/20/2017	1.864%		3,000	153	269	(116)
Masco Corp.	JPM	(1.000%)	09/20/2012	1.119%		5,400	14	80	(66)
Masco Corp.	JPM	(1.000%)	06/20/2015	1.761%		5,000	179	232	(53)
Masco Corp.	MSC	(0.580%)	09/20/2012	1.137%		5,000	67	0	67
Masco Corp.	MSC	(1.000%)	09/20/2012	1.119%		12,000	31	327	(296)
Masco Corp.	MSC	(0.680%)	09/20/2013	1.361%		10,000	224	0	224
Masco Corp.	UBS	(4.650%)	12/20/2016	1.883%		10,000	(1,609)	0	(1,609)
Mattel, Inc.	JPM	(0.400%)	06/20/2011	0.525%		10,300	15	0	15
Maytag Corp.	JPM	(0.460%)	06/20/2015	0.480%		10,000	9	0	9

MDC Holdings, Inc.	BNP	(1.250%)	12/20/2014	1.084%	9,000	(69)	0	(69)
MDC Holdings, Inc.	BOA	(1.000%)	12/20/2014	1.067%	3,000	8	0	8
MDC Holdings, Inc.	MLP	(1.350%)	12/20/2012	0.775%	10,500	(166)	0	(166)
Motorola, Inc.	DUB	(1.000%)	12/20/2011	0.531%	5,000	(42)	133	(175)
Motorola, Inc.	DUB	(1.000%)	12/20/2012	0.701%	7,500	(62)	294	(356)
Nabors Industries, Inc.	BCLY	(2.710%)	03/20/2018	1.484%	8,000	(664)	0	(664)
Nabors Industries, Inc.	CITI	(1.000%)	03/20/2018	1.460%	9,000	276	80	196
Nabors Industries, Inc.	CITI	(1.050%)	03/20/2018	1.484%	20,000	576	0	576
Nabors Industries, Inc.	CITI	(2.510%)	03/20/2018	1.484%	2,200	(153)	0	(153)
Nabors Industries, Inc.	DUB	(0.630%)	03/20/2018	1.484%	6,000	342	832	(490)
Nabors Industries, Inc.	DUB	(0.900%)	03/20/2018	1.484%	15,000	583	0	583
New Albertsons, Inc.	DUB	(1.000%)	03/20/2011	1.899%	39,900	336	402	(66)
New York Times Co.	BNP	(1.000%)	03/20/2015	2.081%	11,300	547	684	(137)
New York Times Co.	DUB	(5.000%)	03/20/2015	2.081%	10,630	(1,412)	(952)	(460)
New York Times Co.	GSC	(1.000%)	03/20/2015	2.081%	5,000	242	235	7
Newell Rubbermaid, Inc.	BOA	(2.710%)	06/20/2019	1.496%	12,000	(1,100)	0	(1,100)
Newell Rubbermaid, Inc.	UBS	(1.790%)	06/20/2018	1.420%	19,000	(495)	0	(495)
NiSource Finance Corp.	RBS	(0.540%)	03/20/2013	1.001%	12,400	164	0	164
Office Depot, Inc.	DUB	(5.000%)	09/20/2013	3.040%	37,000	(2,387)	524	(2,911)
Office Depot, Inc.	GSC	(5.000%)	09/20/2013	3.040%	10,000	(645)	64	(709)
Omnicom Group, Inc.	MSC	(0.380%)	06/20/2016	0.879%	9,600	271	0	271
ONEOK Partners LP	JPM	(0.660%)	12/20/2016	1.035%	10,200	227	0	227
ORIX Corp.	MLP	(0.280%)	12/20/2011	1.448%	20,000	397	0	397
Packaging Corp. of America	CSFB	(0.940%)	09/20/2013	0.715%	10,000	(79)	0	(79)
Pactiv Corp.	BOA	(1.230%)	03/20/2018	1.545%	6,745	140	182	(42)
Pearson Dollar Finance PLC	BCLY	(0.610%)	06/20/2013	0.434%	25,000	(144)	0	(144)
Pearson Dollar Finance PLC	BCLY	(0.730%)	06/20/2018	0.695%	7,000	(19)	0	(19)
Pearson Dollar Finance PLC	BCLY	(0.770%)	06/20/2018	0.695%	10,000	(56)	0	(56)
Pearson Dollar Finance PLC	DUB	(0.720%)	06/20/2018	0.695%	11,000	(22)	0	(22)
Pearson Dollar Finance PLC	JPM	(0.830%)	06/20/2014	0.512%	5,000	(66)	5	(71)
Pioneer Natural Resources Co.	MSC	(1.000%)	09/20/2016	1.924%	20,835	1,071	1,533	(462)
PMI Group, Inc.	JPM	(0.460%)	09/20/2016	13.241%	9,500	3,988	0	3,988
Pulte Homes, Inc.	BNP	(1.000%)	03/20/2013	1.430%	10,250	124	180	(56)
Pulte Homes, Inc.	BNP	(1.000%)	03/20/2014	1.664%	35,000	854	1,578	(724)
Pulte Homes, Inc.	DUB	(1.000%)	09/20/2011	1.069%	15,400	11	57	(46)
Qwest Corp.	BOA	(2.500%)	06/20/2013	1.258%	5,000	(197)	363	(560)
Qwest Corp.	MSC	(4.320%)	06/20/2013	1.258%	2,000	(193)	0	(193)
RadioShack Corp.	BOA	(1.250%)	06/20/2011	1.093%	10,000	(23)	0	(23)
RadioShack Corp.	MLP	(2.250%)	06/20/2011	1.093%	35,200	(519)	0	(519)
Reed Elsevier Capital, Inc.	MLP	(0.290%)	06/20/2012	0.351%	5,000	6	0	6
Rexam PLC	BCLY	(1.450%)	06/20/2013	0.813%	12,500	(255)	981	(1,236)
Rexam PLC	RBS	(1.450%)	06/20/2013	0.813%	4,000	(82)	273	(355)
Rohm and Haas Co.	BNP	(1.000%)	09/20/2017	0.930%	30,000	(147)	(437)	290
Rohm and Haas Co.	BNP	(1.600%)	09/20/2017	0.945%	4,665	(203)	0	(203)
Rohm and Haas Co.	BOA	(0.700%)	09/20/2017	0.945%	13,425	214	0	214
Rohm and Haas Co.	BOA	(1.000%)	09/20/2017	0.930%	1,500	(8)	(17)	9
Rohm and Haas Co.	CITI	(0.540%)	09/20/2017	0.945%	7,000	186	0	186
RPM International, Inc.	BCLY	(1.460%)	03/20/2018	1.376%	2,800	(17)	0	(17)
RPM International, Inc.	BOA	(1.030%)	03/20/2018	1.376%	9,000	209	399	(190)
RPM International, Inc.	GSC	(1.000%)	03/20/2018	1.355%	15,000	356	219	137
RR Donnelley & Sons Co.	BOA	(5.000%)	09/20/2016	2.190%	17,300	(2,719)	(1,598)	(1,121)
RR Donnelley & Sons Co.	BOA	(3.500%)	03/20/2019	2.405%	25,000	(1,928)	0	(1,928)
RR Donnelley & Sons Co.	DUB	(1.000%)	03/20/2012	1.093%	42,000	64	(84)	148
RR Donnelley & Sons Co.	DUB	(3.250%)	03/20/2017	2.255%	10,000	(592)	0	(592)
RR Donnelley & Sons Co.	GSC	(1.000%)	09/20/2016	2.190%	7,700	506	962	(456)
Ryder System, Inc.	BCLY	(3.540%)	03/20/2013	1.249%	10,000	(669)	0	(669)
Ryder System, Inc.	BOA	(1.490%)	09/20/2015	1.606%	7,900	42	0	42
Ryder System, Inc.	BOA	(1.730%)	09/20/2015	1.606%	4,400	(29)	0	(29)
Ryder System, Inc.	CITI	(3.060%)	03/20/2013	1.249%	8,690	(460)	0	(460)
Ryder System, Inc.	GSC	(1.700%)	09/20/2015	1.606%	200	(1)	0	(1)
Ryder System, Inc.	JPM	(0.270%)	06/20/2011	0.846%	5,300	37	0	37
Ryland Group, Inc.	BCLY	(1.000%)	06/20/2017	1.644%	2,200	87	159	(72)

Ryland Group, Inc.	BNP	(1.000%)	06/20/2017	1.644%	28,500	1,123	1,699	(576)
Ryland Group, Inc.	DUB	(1.000%)	06/20/2012	0.908%	13,705	(31)	139	(170)
Ryland Group, Inc.	DUB	(1.000%)	03/20/2015	1.487%	9,000	198	668	(470)
Ryland Group, Inc.	RBS	(1.000%)	06/20/2017	1.644%	900	35	67	(32)
SCA Finans AB	DUB	(0.810%)	09/20/2015	0.727%	5,250	(23)	664	(687)
Seagate Technology HDD Holdings	GSC	(1.000%)	12/20/2011	1.028%	20,800	4	198	(194)
Seagate Technology HDD Holdings	JPM	(2.250%)	12/20/2011	1.028%	11,100	(240)	735	(975)
Sealed Air Corp.	BOA	(1.060%)	09/20/2013	0.980%	9,250	(28)	517	(545)
Sempra Energy	DUB	(1.250%)	03/20/2019	1.029%	15,000	(255)	0	(255)
Simon Property Group LP	GSC	(1.470%)	12/20/2016	1.494%	8,400	8	1,023	(1,015)
Simon Property Group LP	GSC	(3.010%)	12/20/2016	1.494%	3,300	(296)	0	(296)
Simon Property Group LP	JPM	(0.180%)	06/20/2010	0.592%	8,000	7	0	7
Simon Property Group LP	MSC	(1.120%)	06/20/2016	1.473%	10,000	192	1,361	(1,169)
Simon Property Group LP	MSC	(0.885%)	06/20/2018	1.561%	2,000	92	268	(176)
Simon Property Group LP	RBS	(0.220%)	09/20/2011	0.713%	5,100	37	0	37
Simon Property Group LP	RBS	(1.060%)	03/20/2017	1.502%	8,000	211	1,135	(924)
Spectra Energy Capital LLC	DUB	(1.200%)	06/20/2018	0.911%	1,200	(25)	52	(77)
Spectra Energy Capital LLC	MSC	(1.150%)	06/20/2018	0.911%	2,500	(43)	120	(163)
Spectra Energy Capital LLC	RBS	(2.000%)	03/20/2014	0.567%	24,000	(1,333)	0	(1,333)
Sprint Capital Corp.	BCLY	(3.630%)	03/20/2012	3.332%	11,000	(73)	0	(73)
Staples, Inc.	BOA	(3.750%)	03/20/2014	0.602%	18,000	(2,191)	0	(2,191)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%)	03/20/2013	1.087%	10,000	22	143	(121)
Starwood Hotels & Resorts Worldwide, Inc.	BNP	(1.000%)	12/20/2014	1.465%	47,000	945	1,741	(796)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%)	06/20/2012	0.936%	33,000	(56)	(32)	(24)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%)	06/20/2012	0.936%	5,500	(499)	(167)	(332)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%)	03/20/2013	1.087%	8,500	19	143	(124)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%)	03/20/2013	1.087%	2,000	(229)	(97)	(132)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%)	12/20/2015	1.604%	5,500	169	396	(227)
Tate & Lyle International Finance PLC	BCLY	(1.250%)	12/20/2014	0.939%	12,000	(170)	0	(170)
Temple-Inland, Inc.	BCLY	(1.000%)	06/20/2012	0.726%	6,000	(38)	61	(99)
Temple-Inland, Inc.	BNP	(6.670%)	03/20/2018	1.664%	7,430	(2,488)	0	(2,488)
Temple-Inland, Inc.	BOA	(1.000%)	03/20/2018	1.638%	4,000	169	209	(40)
Temple-Inland, Inc.	JPM	(1.000%)	03/20/2016	1.511%	5,000	135	157	(22)
Toll Brothers Finance Corp.	BCLY	(1.000%)	12/20/2017	1.690%	36,000	1,594	1,746	(152)
Toll Brothers Finance Corp.	BCLY	(5.000%)	12/20/2017	1.690%	32,500	(6,987)	(6,822)	(165)
Toll Brothers Finance Corp.	BNP	(1.000%)	06/20/2015	1.520%	10,000	244	262	(18)
Toll Brothers Finance Corp.	BNP	(1.000%)	12/20/2017	1.690%	15,000	664	814	(150)
Toll Brothers Finance Corp.	BOA	(1.000%)	12/20/2019	1.828%	7,000	436	251	185
Toll Brothers Finance Corp.	GSC	(1.000%)	12/20/2017	1.690%	2,700	120	71	49
Toll Brothers Finance Corp.	MSC	(1.390%)	09/20/2013	1.216%	9,800	(61)	0	(61)
Tyco Electronics Group S.A.	DUB	(0.950%)	12/20/2017	0.872%	7,500	(42)	494	(536)
Tyco Electronics Group S.A.	GSC	(1.530%)	12/20/2012	0.539%	6,500	(176)	0	(176)
Tyson Foods, Inc.	BNP	(1.000%)	03/20/2014	1.270%	4,000	40	136	(96)
Tyson Foods, Inc.	DUB	(1.000%)	12/20/2011	0.861%	49,500	(132)	1,078	(1,210)
Tyson Foods, Inc.	GSC	(1.000%)	03/20/2014	1.270%	31,000	307	1,474	(1,167)
Tyson Foods, Inc.	JPM	(1.000%)	03/20/2014	1.270%	12,000	119	795	(676)
Tyson Foods, Inc.	RBS	(3.200%)	12/20/2011	0.874%	25,000	(1,020)	0	(1,020)
Tyson Foods, Inc.	RBS	(3.250%)	06/20/2016	1.647%	19,000	(1,690)	0	(1,690)
Universal Corp.	DUB	(1.000%)	09/20/2011	0.681%	10,000	(50)	(110)	60
Universal Corp.	DUB	(1.000%)	12/20/2014	1.296%	33,000	421	580	(159)
Universal Health Services, Inc.	BOA	(0.787%)	06/20/2016	1.376%	2,575	83	128	(45)
Universal Health Services, Inc.	BOA	(1.250%)	06/20/2016	1.376%	8,000	53	303	(250)
Universal Health Services, Inc.	BOA	(1.610%)	06/20/2016	1.376%	7,000	(94)	50	(144)
UST, Inc.	BCLY	(0.700%)	03/20/2018	0.287%	24,000	(713)	0	(713)
UST, Inc.	CITI	(1.000%)	03/20/2018	0.282%	2,500	(129)	(133)	4
Vivendi S.A.	BCLY	(1.510%)	06/20/2018	1.116%	20,000	(559)	0	(559)
Vivendi S.A.	BOA	(1.200%)	06/20/2013	0.761%	10,000	(141)	102	(243)
Vivendi S.A.	BOA	(1.280%)	06/20/2013	0.761%	30,000	(500)	204	(704)
Vivendi S.A.	CSFB	(1.465%)	06/20/2018	1.116%	8,000	(198)	12	(210)
Vivendi S.A.	CSFB	(1.540%)	06/20/2018	1.116%	4,700	(141)	7	(148)
Vivendi S.A.	DUB	(1.000%)	06/20/2018	1.116%	15,000	118	0	118
Vivendi S.A.	RBS	(1.500%)	06/20/2018	1.116%	20,000	(545)	29	(574)

VTB Capital S.A.	BCLY	(2.150%)	05/20/2013	2.538%	15,000	55	6,476	(6,421)
Waste Management, Inc.	CITI	(1.300%)	03/20/2019	1.110%	12,000	(175)	0	(175)
Weatherford International, Inc.	BCLY	(0.790%)	06/20/2012	0.562%	16,500	(87)	586	(673)
Wesfarmers Ltd.	BCLY	(2.235%)	06/20/2013	0.613%	25,000	(1,293)	373	(1,666)
Wesfarmers Ltd.	GSC	(2.510%)	06/20/2013	0.613%	23,200	(1,403)	0	(1,403)
Westvaco Corp.	JPM	(1.000%)	09/20/2019	1.429%	20,000	654	318	336
XL Capital Finance Europe PLC	BCLY	(0.310%)	03/20/2012	0.695%	10,600	79	0	79
XL Capital Ltd.	CSFB	(1.410%)	09/20/2014	1.000%	1,600	(28)	435	(463)
Xstrata Finance Canada Ltd.	JPM	(0.290%)	12/20/2011	0.604%	11,250	60	0	60

						$(37,874)	$64,823	$(102,697)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2010 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Express Co.	CITI	4.300%	12/20/2013	0.691%	18,000	$2,362	$0	$2,362
American International Group, Inc.	BCLY	1.800%	03/20/2013	2.008%	3,700	(20)	0	(20)
American International Group, Inc.	BCLY	1.815%	03/20/2013	2.008%	9,150	(46)	0	(46)
American International Group, Inc.	BCLY	1.130%	06/20/2013	2.073%	9,100	(259)	0	(259)
American International Group, Inc.	BCLY	6.500%	12/20/2013	2.291%	20,000	2,954	0	2,954
American International Group, Inc.	BOA	5.000%	12/20/2010	0.700%	25,000	818	(1,000)	1,818
American International Group, Inc.	BOA	5.000%	12/20/2011	1.533%	45,000	2,725	(1,350)	4,075
American International Group, Inc.	CITI	5.000%	03/20/2012	1.626%	10,000	669	331	338
American International Group, Inc.	CITI	6.550%	12/20/2013	2.291%	25,000	3,736	0	3,736
American International Group, Inc.	CSFB	1.810%	03/20/2013	2.008%	6,000	(31)	0	(31)
American International Group, Inc.	CSFB	2.270%	03/20/2013	2.008%	5,000	40	0	40
American International Group, Inc.	DUB	5.000%	09/20/2010	0.699%	15,000	330	0	330
American International Group, Inc.	DUB	5.000%	12/20/2011	1.533%	60,000	3,633	(2,200)	5,833
American International Group, Inc.	DUB	1.120%	06/20/2013	2.073%	10,700	(308)	0	(308)
American International Group, Inc.	DUB	1.130%	06/20/2013	2.073%	200	(6)	0	(6)
American International Group, Inc.	GSC	5.000%	06/20/2010	0.699%	4,000	44	(640)	684
American International Group, Inc.	GSC	5.000%	09/20/2011	1.407%	17,400	942	(4,002)	4,944
American International Group, Inc.	GSC	1.150%	06/20/2013	2.073%	10,000	(279)	0	(279)
American International Group, Inc.	GSC	1.650%	06/20/2013	2.073%	17,000	(212)	0	(212)
American International Group, Inc.	UBS	5.000%	12/20/2010	0.700%	25,000	818	(1,000)	1,818
American International Group, Inc.	UBS	5.000%	12/20/2011	1.533%	50,000	3,028	(2,500)	5,528
American International Group, Inc.	UBS	2.250%	03/20/2013	2.008%	1,000	7	0	7
Australia Government Bond	DUB	1.000%	03/20/2015	0.365%	150,000	4,551	2,589	1,962
Australia Government Bond	UBS	1.000%	03/20/2015	0.365%	50,000	1,517	693	824
Bank of America Corp.	BCLY	1.000%	06/20/2010	0.703%	15,000	14	49	(35)
Bank of America Corp.	BNP	1.000%	06/20/2010	0.703%	15,000	15	44	(29)
Bank of America Corp.	CITI	1.000%	06/20/2010	0.703%	20,000	19	36	(17)
Bank of America Corp.	JPM	1.000%	06/20/2010	0.703%	10,000	9	27	(18)
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.768%	20,000	171	0	171
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	0.982%	65,000	72	(1,169)	1,241
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	0.982%	25,000	28	(468)	496
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.982%	162,200	(96)	(2,827)	2,731
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	0.982%	25,000	28	(434)	462
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.949%	25,000	64	(494)	558
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.982%	65,000	72	(932)	1,004
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.982%	111,400	124	(1,717)	1,841
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.982%	77,000	86	(1,444)	1,530
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.982%	3,300	3	(60)	63
Brazil Government International Bond	BCLY	1.400%	05/20/2010	0.560%	25,000	157	0	157
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.844%	15,000	66	0	66
Brazil Government International Bond	BCLY	1.620%	03/20/2013	1.000%	20,900	385	0	385
Brazil Government International Bond	BCLY	1.000%	03/20/2015	1.279%	75,000	(949)	(1,413)	464
Brazil Government International Bond	BCLY	1.000%	06/20/2015	1.308%	27,100	(397)	(390)	(7)
Brazil Government International Bond	CSFB	1.000%	12/20/2010	0.559%	55,000	192	199	(7)
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.377%	10,000	470	0	470
Brazil Government International Bond	DUB	1.000%	12/20/2010	0.559%	65,000	228	248	(20)

Brazil Government International Bond	DUB	1.000%	03/20/2011	0.649%	20,000	74	97	(23)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.844%	7,500	33	0	33
Brazil Government International Bond	GSC	1.000%	03/20/2011	0.649%	15,000	56	39	17
Brazil Government International Bond	GSC	1.000%	03/20/2015	1.279%	100,000	(1,266)	(1,931)	665
Brazil Government International Bond	GSC	1.000%	06/20/2015	1.308%	30,800	(451)	(414)	(37)
Brazil Government International Bond	HSBC	1.000%	12/20/2010	0.559%	25,000	87	102	(15)
Brazil Government International Bond	JPM	1.000%	12/20/2010	0.559%	75,000	262	309	(47)
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.279%	25,000	(316)	(506)	190
Brazil Government International Bond	MLP	1.710%	05/20/2013	1.016%	15,000	412	0	412
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.372%	300	12	0	12
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.814%	50,000	476	0	476
Brazil Government International Bond	MSC	1.660%	03/20/2013	1.000%	47,000	921	0	921
Brazil Government International Bond	MSC	1.770%	09/20/2014	1.215%	15,000	358	0	358
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.412%	6,000	57	0	57
Brazil Government International Bond	RBS	1.000%	03/20/2011	0.649%	50,000	186	225	(39)
Brazil Government International Bond	RBS	1.000%	03/20/2015	1.279%	50,000	(633)	(989)	356
Brazil Government International Bond	UBS	1.000%	03/20/2011	0.649%	20,000	74	94	(20)
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	1.994%	25,000	(1,960)	0	(1,960)
Canada Government Bond	GSC	1.000%	03/20/2015	0.394%	10,000	290	243	47
China Government International Bond	BCLY	1.000%	03/20/2015	0.594%	50,000	970	520	450
China Government International Bond	BOA	0.780%	12/20/2014	0.572%	50,000	480	0	480
China Government International Bond	CSFB	1.000%	03/20/2015	0.594%	85,000	1,648	410	1,238
China Government International Bond	DUB	1.000%	03/20/2015	0.594%	30,000	582	312	270
China Government International Bond	JPM	1.000%	03/20/2015	0.594%	35,000	679	157	522
China Government International Bond	MSC	1.000%	03/20/2015	0.594%	100,000	1,940	463	1,477
China Government International Bond	RBS	1.000%	03/20/2015	0.594%	20,000	388	198	190
China Government International Bond	UBS	1.000%	03/20/2015	0.594%	25,000	485	119	366
Citigroup, Inc.	BCLY	1.000%	03/20/2011	0.789%	61,400	143	(410)	553
Citigroup, Inc.	BNP	1.000%	03/20/2011	0.789%	19,800	47	(105)	152
Citigroup, Inc.	BOA	1.000%	03/20/2011	0.789%	55,000	128	(370)	498
Citigroup, Inc.	DUB	1.000%	06/20/2010	0.600%	20,000	23	(6)	29
Citigroup, Inc.	GSC	1.000%	03/20/2011	0.789%	30,100	70	(171)	241
Citigroup, Inc.	MSC	1.000%	12/20/2010	0.600%	50,000	159	(182)	341
Citigroup, Inc.	UBS	1.000%	03/20/2011	0.789%	111,400	260	(637)	897
Colombia Government International Bond	BCLY	2.200%	05/20/2010	0.678%	25,000	254	0	254
Daimler Finance N.A. LLC	DUB	5.050%	09/20/2012	2.829%	6,000	299	0	299
El Paso Corp.	CITI	5.000%	06/20/2012	1.463%	3,900	307	(193)	500
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	1.083%	$6,000	(21)	(154)	133
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	1.083%	6,000	(21)	(154)	133
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	1.083%	5,000	(17)	(185)	168
Emirate of Abu Dhabi	GSC	1.000%	03/20/2011	0.533%	16,000	77	11	66
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	1.083%	16,000	(55)	(453)	398
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	1.083%	5,000	(17)	(185)	168
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	1.083%	17,000	(58)	(460)	402
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	1.050%	10,000	(345)	0	(345)
Ford Motor Credit Co. LLC	BCLY	4.150%	09/20/2012	2.742%	10,000	338	0	338
Ford Motor Credit Co. LLC	BCLY	5.800%	09/20/2012	2.742%	4,100	297	0	297
Ford Motor Credit Co. LLC	BNP	4.450%	06/20/2011	2.068%	10,000	298	0	298
Ford Motor Credit Co. LLC	CITI	5.800%	09/20/2012	2.742%	10,000	725	0	725
Ford Motor Credit Co. LLC	CITI	5.000%	12/20/2014	3.158%	7,400	551	(160)	711
Ford Motor Credit Co. LLC	DUB	4.760%	06/20/2011	2.068%	10,000	336	0	336
Ford Motor Credit Co. LLC	DUB	4.770%	06/20/2011	2.068%	10,000	338	0	338
Ford Motor Credit Co. LLC	DUB	4.830%	06/20/2011	2.068%	10,000	345	0	345
Ford Motor Credit Co. LLC	DUB	4.920%	06/20/2011	2.068%	10,000	356	0	356
Ford Motor Credit Co. LLC	DUB	5.020%	06/20/2011	2.068%	3,000	111	0	111
Ford Motor Credit Co. LLC	DUB	4.620%	09/20/2011	2.291%	25,000	869	0	869
Ford Motor Credit Co. LLC	DUB	3.850%	09/20/2012	2.742%	10,000	268	0	268
Ford Motor Credit Co. LLC	DUB	5.650%	09/20/2012	2.742%	3,500	242	0	242
Ford Motor Credit Co. LLC	DUB	5.750%	09/20/2012	2.742%	10,000	714	0	714
Ford Motor Credit Co. LLC	DUB	5.850%	09/20/2012	2.742%	10,000	737	0	737
Ford Motor Credit Co. LLC	GSC	5.050%	06/20/2011	2.068%	10,000	372	0	372
Ford Motor Credit Co. LLC	GSC	3.850%	09/20/2012	2.742%	5,800	155	0	155

Ford Motor Credit Co. LLC	GSC	5.700%	09/20/2012	2.742%	10,000	702	0	702
Ford Motor Credit Co. LLC	GSC	5.850%	09/20/2012	2.742%	12,800	944	0	944
Ford Motor Credit Co. LLC	JPM	4.150%	06/20/2010	1.950%	10,000	61	0	61
Ford Motor Credit Co. LLC	JPM	4.600%	06/20/2011	2.068%	15,000	475	0	475
Ford Motor Credit Co. LLC	JPM	5.320%	06/20/2011	2.068%	10,000	405	0	405
Ford Motor Credit Co. LLC	JPM	5.620%	09/20/2012	2.742%	10,000	683	0	683
Ford Motor Credit Co. LLC	JPM	5.750%	09/20/2012	2.742%	8,000	571	0	571
Ford Motor Credit Co. LLC	MLP	5.620%	09/20/2012	2.742%	5,100	348	0	348
Ford Motor Credit Co. LLC	MSC	4.750%	03/20/2011	2.024%	10,000	275	0	275
Ford Motor Credit Co. LLC	MSC	4.500%	06/20/2011	2.068%	20,000	609	0	609
Ford Motor Credit Co. LLC	UBS	5.350%	12/20/2010	1.951%	10,000	260	0	260
Ford Motor Credit Co. LLC	UBS	4.750%	03/20/2011	2.024%	5,000	137	0	137
Ford Motor Credit Co. LLC	UBS	4.470%	06/20/2011	2.068%	25,000	752	0	752
Ford Motor Credit Co. LLC	UBS	4.800%	06/20/2011	2.068%	25,000	854	0	854
France Government Bond OAT	BCLY	0.250%	03/20/2015	0.448%	100,000	(926)	(1,689)	763
France Government Bond OAT	BOA	0.250%	03/20/2015	0.448%	71,800	(665)	(1,230)	565
France Government Bond OAT	CITI	0.250%	03/20/2015	0.448%	65,000	(602)	(1,053)	451
France Government Bond OAT	DUB	0.250%	03/20/2015	0.448%	50,000	(464)	(631)	167
France Government Bond OAT	GSC	0.250%	03/20/2015	0.448%	211,600	(1,960)	(3,388)	1,428
France Government Bond OAT	JPM	0.250%	03/20/2015	0.448%	30,000	(278)	0	(278)
France Government Bond OAT	RBS	0.250%	03/20/2015	0.448%	70,300	(651)	(1,205)	554
General Electric Capital Corp.	BCLY	0.770%	06/20/2010	0.926%	6,500	(1)	0	(1)
General Electric Capital Corp.	BCLY	0.850%	06/20/2010	0.926%	17,500	1	0	1
General Electric Capital Corp.	BCLY	1.020%	09/20/2010	0.926%	52,100	38	0	38
General Electric Capital Corp.	BCLY	0.935%	12/20/2010	0.926%	7,200	2	0	2
General Electric Capital Corp.	BCLY	0.620%	03/20/2011	0.944%	32,500	(97)	0	(97)
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	1.218%	22,300	1,875	459	1,416
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	1.294%	33,800	(579)	0	(579)
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	1.314%	50,000	(568)	0	(568)
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	1.314%	25,000	202	0	202
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	1.332%	40,000	(50)	0	(50)
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	1.363%	25,000	2,400	0	2,400
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	1.363%	30,000	3,680	0	3,680
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	1.365%	20,000	2,900	560	2,340
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	1.396%	50,000	(848)	(2,557)	1,709
General Electric Capital Corp.	BNP	1.000%	09/20/2010	0.911%	2,000	1	(25)	26
General Electric Capital Corp.	BNP	0.940%	12/20/2010	0.926%	22,800	8	0	8
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.956%	10,000	(17)	0	(17)
General Electric Capital Corp.	BNP	5.000%	09/20/2011	1.046%	14,400	857	674	183
General Electric Capital Corp.	BNP	1.000%	03/20/2012	1.175%	25,000	(78)	(498)	420
General Electric Capital Corp.	BNP	4.700%	12/20/2013	1.363%	7,300	870	0	870
General Electric Capital Corp.	BNP	1.000%	12/20/2014	1.396%	34,400	(583)	(1,730)	1,147
General Electric Capital Corp.	BOA	0.800%	06/20/2010	0.926%	25,000	(1)	0	(1)
General Electric Capital Corp.	BOA	5.000%	06/20/2010	0.911%	15,300	161	(421)	582
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.941%	60,400	60	(738)	798
General Electric Capital Corp.	BOA	5.000%	09/20/2011	1.046%	49,000	2,915	2,591	324
General Electric Capital Corp.	BOA	1.000%	03/20/2012	1.175%	100,000	(313)	(2,105)	1,792
General Electric Capital Corp.	BOA	5.000%	06/20/2012	1.218%	25,000	2,103	332	1,771
General Electric Capital Corp.	BOA	5.000%	06/20/2014	1.365%	120,500	17,476	4,012	13,464
General Electric Capital Corp.	BOA	1.000%	12/20/2014	1.396%	25,000	(424)	(1,123)	699
General Electric Capital Corp.	CITI	1.100%	06/20/2010	0.926%	26,400	18	0	18
General Electric Capital Corp.	CITI	5.000%	06/20/2010	0.911%	12,400	131	(292)	423
General Electric Capital Corp.	CITI	1.000%	09/20/2010	0.911%	25,000	18	(236)	254
General Electric Capital Corp.	CITI	1.120%	12/20/2010	0.926%	8,600	15	0	15
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.941%	7,000	357	(340)	697
General Electric Capital Corp.	CITI	4.000%	12/20/2013	1.363%	17,300	1,630	0	1,630
General Electric Capital Corp.	CITI	4.325%	12/20/2013	1.363%	57,300	6,061	0	6,061
General Electric Capital Corp.	CITI	4.800%	12/20/2013	1.363%	50,000	6,134	0	6,134
General Electric Capital Corp.	CITI	4.875%	12/20/2013	1.363%	46,900	5,878	0	5,878
General Electric Capital Corp.	CITI	3.800%	03/20/2014	1.375%	30,000	2,751	0	2,751
General Electric Capital Corp.	CITI	3.820%	03/20/2014	1.375%	50,000	4,623	0	4,623
General Electric Capital Corp.	CITI	3.850%	03/20/2014	1.375%	25,900	2,424	0	2,424

General Electric Capital Corp.	CITI	3.950%	03/20/2014	1.375%	15,000	1,460	0	1,460
General Electric Capital Corp.	CITI	4.000%	03/20/2014	1.375%	50,000	4,962	0	4,962
General Electric Capital Corp.	CITI	5.000%	09/20/2014	1.381%	50,000	7,592	1,187	6,405
General Electric Capital Corp.	CITI	1.000%	12/20/2014	1.396%	25,000	(424)	(1,123)	699
General Electric Capital Corp.	DUB	0.800%	06/20/2010	0.926%	20,200	(1)	0	(1)
General Electric Capital Corp.	DUB	1.020%	06/20/2010	0.926%	26,400	13	0	13
General Electric Capital Corp.	DUB	1.000%	09/20/2010	0.911%	8,500	6	(95)	101
General Electric Capital Corp.	DUB	1.070%	09/20/2010	0.926%	21,900	22	0	22
General Electric Capital Corp.	DUB	0.950%	12/20/2010	0.926%	10,400	5	0	5
General Electric Capital Corp.	DUB	1.000%	03/20/2011	0.929%	6,000	6	(46)	52
General Electric Capital Corp.	DUB	5.000%	03/20/2011	0.944%	1,100	45	(71)	116
General Electric Capital Corp.	DUB	1.000%	09/20/2011	1.046%	10,000	(4)	(285)	281
General Electric Capital Corp.	DUB	1.500%	09/20/2011	1.063%	900	6	0	6
General Electric Capital Corp.	DUB	5.000%	06/20/2013	1.311%	55,000	6,360	1,269	5,091
General Electric Capital Corp.	DUB	5.000%	09/20/2013	1.328%	30,000	3,697	634	3,063
General Electric Capital Corp.	DUB	4.300%	12/20/2013	1.363%	24,700	2,591	0	2,591
General Electric Capital Corp.	DUB	4.800%	12/20/2013	1.363%	20,000	2,453	0	2,453
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.363%	34,100	4,304	0	4,304
General Electric Capital Corp.	DUB	4.000%	03/20/2014	1.375%	10,000	992	0	992
General Electric Capital Corp.	DUB	4.050%	03/20/2014	1.375%	25,000	2,528	0	2,528
General Electric Capital Corp.	DUB	5.000%	06/20/2014	1.365%	49,800	7,223	1,615	5,608
General Electric Capital Corp.	GSC	0.900%	12/20/2010	0.926%	6,400	0	0	0
General Electric Capital Corp.	GSC	8.000%	03/20/2011	0.944%	2,900	206	0	206
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.956%	14,000	4	0	4
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.941%	16,400	837	245	592
General Electric Capital Corp.	GSC	1.000%	03/20/2012	1.175%	450,000	(1,409)	(9,525)	8,116
General Electric Capital Corp.	GSC	1.280%	06/20/2013	1.332%	10,000	(12)	0	(12)
General Electric Capital Corp.	JPM	5.000%	06/20/2010	0.911%	100	1	(4)	5
General Electric Capital Corp.	JPM	5.000%	09/20/2011	1.046%	24,200	1,439	1,250	189
General Electric Capital Corp.	JPM	1.000%	06/20/2012	1.218%	9,300	(42)	(220)	178
General Electric Capital Corp.	JPM	1.000%	12/20/2014	1.396%	75,000	(1,272)	(3,867)	2,595
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.476%	10,000	(633)	0	(633)
General Electric Capital Corp.	MLP	0.800%	06/20/2010	0.926%	15,000	(1)	0	(1)
General Electric Capital Corp.	MSC	1.000%	09/20/2011	1.046%	5,500	(3)	(85)	82
General Electric Capital Corp.	MSC	1.000%	12/20/2014	1.396%	50,000	(849)	(2,368)	1,519
General Electric Capital Corp.	UBS	1.000%	09/20/2010	0.911%	43,000	30	(407)	437
General Electric Capital Corp.	UBS	1.000%	03/20/2012	1.175%	100,000	(313)	(2,045)	1,732
General Electric Capital Corp.	UBS	1.000%	12/20/2014	1.396%	65,000	(1,103)	(3,362)	2,259
GMAC, Inc.	DUB	4.000%	09/20/2012	2.917%	10,000	261	0	261
GMAC, Inc.	GSC	5.000%	03/20/2020	3.644%	30,000	2,553	1,141	1,412
GMAC, Inc.	JPM	3.750%	09/20/2012	2.917%	12,000	243	0	243
Goldman Sachs Group, Inc.	BOA	1.000%	12/20/2010	0.394%	28,000	131	90	41
Goldman Sachs Group, Inc.	CITI	1.000%	03/20/2011	0.573%	10,000	45	11	34
Goldman Sachs Group, Inc.	UBS	1.000%	06/20/2010	0.394%	39,500	65	106	(41)
HSBC Finance Corp.	CITI	1.000%	09/20/2010	0.625%	4,400	9	(67)	76
HSBC Finance Corp.	DUB	5.000%	12/20/2011	0.595%	355	28	19	9
Indonesia Government International Bond	DUB	1.200%	12/20/2010	0.691%	25,000	101	0	101
Indonesia Government International Bond	MSC	1.250%	12/20/2010	0.691%	30,000	133	0	133
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.975%	44,300	271	0	271
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.975%	50,000	323	0	323
Indonesia Government International Bond	RBS	1.085%	03/20/2012	1.018%	24,270	39	0	39
International Lease Finance Corp.	BCLY	5.000%	06/20/2010	1.833%	55,000	467	(962)	1,429
International Lease Finance Corp.	BCLY	5.000%	09/20/2010	1.833%	15,000	246	(488)	734
International Lease Finance Corp.	BCLY	5.000%	12/20/2010	1.833%	28,000	680	(2,175)	2,855
International Lease Finance Corp.	CITI	5.000%	09/20/2010	1.833%	15,000	247	(262)	509
International Lease Finance Corp.	DUB	5.000%	06/20/2010	1.833%	15,000	127	(975)	1,102
International Lease Finance Corp.	DUB	5.000%	09/20/2010	1.833%	5,000	82	(450)	532
International Lease Finance Corp.	JPM	5.000%	09/20/2010	1.833%	2,500	41	(200)	241
International Lease Finance Corp.	JPM	5.000%	12/20/2010	1.833%	5,000	122	(412)	534
International Lease Finance Corp.	UBS	5.000%	12/20/2010	1.833%	10,000	243	(900)	1,143
International Lease Finance Corp.	UBS	5.000%	03/20/2011	2.235%	10,000	280	(800)	1,080
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.607%	75,000	1,415	703	712

Japan Government International Bond	BOA	1.000%	03/20/2015	0.607%	131,700	2,484	1,057	1,427
Japan Government International Bond	DUB	1.000%	03/20/2015	0.607%	28,700	542	220	322
Japan Government International Bond	GSC	1.000%	03/20/2015	0.607%	217,800	4,109	1,785	2,324
Japan Government International Bond	RBS	1.000%	03/20/2015	0.607%	35,000	724	354	370
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.464%	10,000	139	0	139
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.464%	9,000	106	0	106
JSC Gazprom	JPM	0.970%	10/20/2012	1.698%	45,400	(623)	0	(623)
JSC Gazprom	JPM	1.020%	10/20/2012	1.698%	45,400	(557)	0	(557)
JSC Gazprom	JPM	2.170%	02/20/2013	1.765%	58,600	797	0	797
JSC Gazprom	JPM	2.180%	02/20/2013	1.765%	49,900	693	0	693
JSC Gazprom	MSC	0.870%	11/20/2011	1.473%	50,000	(331)	0	(331)
JSC Gazprom	MSC	2.180%	02/20/2013	1.765%	29,600	411	0	411
Korea Government Bond	BCLY	0.550%	12/20/2010	0.378%	25,000	35	0	35
Korea Government Bond	CITI	0.540%	12/20/2010	0.378%	10,000	13	0	13
Korea Government Bond	DUB	1.000%	03/20/2011	0.423%	20,000	118	81	37
Korea Government Bond	GSC	1.000%	03/20/2011	0.423%	9,000	54	42	12
Korea Government Bond	JPM	0.600%	12/20/2010	0.359%	25,000	48	0	48
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2010	0.539%	50,000	182	(40)	222
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2010	0.539%	30,000	74	25	49
Merrill Lynch & Co., Inc.	UBS	1.000%	06/20/2010	0.539%	40,000	52	59	(7)
MetLife, Inc.	DUB	1.000%	12/20/2010	0.840%	10,000	15	(48)	63
MetLife, Inc.	GSC	1.000%	03/20/2015	1.898%	25,000	(1,002)	(1,561)	559
MetLife, Inc.	UBS	1.000%	12/20/2010	0.840%	15,000	22	(48)	70
Mexico Government International Bond	BCLY	2.100%	05/20/2010	0.523%	40,000	395	0	395
Mexico Government International Bond	BCLY	1.000%	03/20/2011	0.583%	20,000	88	41	47
Mexico Government International Bond	BCLY	1.000%	03/20/2015	1.139%	50,000	(310)	(1,080)	770
Mexico Government International Bond	DUB	1.000%	12/20/2010	0.523%	50,000	188	89	99
Mexico Government International Bond	GSC	1.000%	03/20/2011	0.583%	15,000	65	22	43
Mexico Government International Bond	HSBC	1.000%	12/20/2010	0.523%	45,000	169	101	68
Mexico Government International Bond	HSBC	1.000%	03/20/2015	1.139%	25,000	(155)	(529)	374
Mexico Government International Bond	JPM	1.000%	12/20/2010	0.523%	35,000	131	73	58
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.220%	6,950	(111)	0	(111)
Mexico Government International Bond	MLP	2.100%	05/20/2010	0.523%	10,000	99	0	99
Mexico Government International Bond	RBS	1.000%	03/20/2015	1.139%	25,000	(155)	(529)	374
Morgan Stanley	BCLY	1.000%	12/20/2010	0.896%	25,000	26	0	26
Morgan Stanley	BNP	1.000%	03/20/2011	0.950%	20,000	16	(21)	37
Morgan Stanley	BOA	1.000%	09/20/2010	0.896%	25,000	20	(14)	34
Morgan Stanley	BOA	1.000%	12/20/2010	0.896%	55,000	57	(27)	84
Morgan Stanley	BOA	1.000%	03/20/2011	0.950%	30,000	23	(32)	55
Morgan Stanley	CITI	1.000%	12/20/2010	0.896%	25,000	26	0	26
Morgan Stanley	DUB	1.862%	06/20/2010	0.910%	20,000	53	0	53
Morgan Stanley	GSC	1.000%	06/20/2010	0.896%	12,000	6	18	(12)
Morgan Stanley	GSC	1.000%	03/20/2011	0.950%	39,300	30	(42)	72
Morgan Stanley	RBS	1.850%	06/20/2010	0.910%	6,100	16	0	16
Morgan Stanley	UBS	1.000%	06/20/2010	0.896%	30,000	15	44	(29)
Panama Government International Bond	CSFB	1.200%	02/20/2017	1.387%	14,400	(145)	0	(145)
Panama Government International Bond	DUB	1.170%	04/20/2017	1.394%	20,000	(171)	0	(171)
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.804%	4,600	3	0	3
Panama Government International Bond	JPM	0.730%	01/20/2012	0.804%	12,600	1	0	1
Panama Government International Bond	JPM	1.250%	01/20/2017	1.384%	2,800	(16)	0	(16)
Panama Government International Bond	JPM	1.230%	02/20/2017	1.387%	10,000	(82)	0	(82)
Panama Government International Bond	MSC	0.750%	01/20/2012	0.804%	44,400	23	0	23
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.400%	10,000	1,519	(179)	1,698
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	1.400%	5,000	759	(90)	849
Prudential Financial, Inc.	DUB	1.000%	12/20/2010	0.564%	10,000	34	(22)	56
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	1.148%	10,000	325	0	325
Prudential Financial, Inc.	UBS	1.000%	12/20/2010	0.564%	15,000	52	(16)	68
Qwest Capital Funding, Inc.	BOA	4.750%	09/20/2010	0.929%	5,000	98	0	98
Qwest Capital Funding, Inc.	CSFB	4.160%	09/20/2010	0.915%	3,000	50	0	50
Qwest Capital Funding, Inc.	CSFB	4.170%	09/20/2010	0.929%	5,000	83	0	83
Qwest Capital Funding, Inc.	CSFB	4.650%	09/20/2010	0.929%	2,000	38	0	38
Qwest Capital Funding, Inc.	GSC	4.170%	09/20/2010	0.929%	5,000	83	0	83

Republic of Germany	BCLY	0.250%	03/20/2015	0.296%		50,000	(106)	(293)	187
Republic of Germany	BNP	0.250%	03/20/2015	0.296%		30,000	(64)	55	(119)
RSHB Capital S.A.	BCLY	1.000%	09/20/2010	1.513%		36,000	(79)	(74)	(5)
RSHB Capital S.A.	GSC	1.000%	06/20/2010	1.513%		100,000	(87)	(346)	259
Russia Government International Bond	DUB	1.000%	12/20/2010	0.552%		25,000	89	(26)	115
SLM Corp.	BCLY	5.000%	09/20/2011	2.323%		2,800	113	(196)	309
SLM Corp.	BOA	4.350%	06/20/2010	1.361%		50,000	396	0	396
SLM Corp.	BOA	5.000%	06/20/2010	1.340%		4,600	44	(242)	286
SLM Corp.	BOA	5.000%	09/20/2010	1.340%		25,000	472	(2,250)	2,722
SLM Corp.	BOA	5.000%	12/20/2010	1.340%		25,600	716	(2,055)	2,771
SLM Corp.	BOA	5.000%	09/20/2011	2.323%		10,500	424	(1,312)	1,736
SLM Corp.	BOA	5.000%	12/20/2011	2.461%		44,200	1,954	(3,536)	5,490
SLM Corp.	CITI	5.000%	06/20/2011	2.125%		25,000	908	(1,812)	2,720
SLM Corp.	DUB	5.000%	09/20/2010	1.340%		2,600	49	(208)	257
SLM Corp.	DUB	5.000%	12/20/2013	3.315%		3,900	227	(517)	744
SLM Corp.	DUB	5.000%	09/20/2014	3.487%		1,400	85	(158)	243
SLM Corp.	GSC	4.660%	06/20/2010	1.361%		25,000	217	0	217
SLM Corp.	MSC	5.000%	12/20/2010	1.340%		15,000	420	(225)	645
SLM Corp.	MSC	5.000%	12/20/2011	2.461%		15,000	663	(1,275)	1,938
SLM Corp.	UBS	5.000%	12/20/2011	2.461%		40,000	1,769	(2,200)	3,969
Swedbank AB	BNP	5.000%	09/20/2014	1.633%	EUR	25,000	4,830	4,065	765
Sweden Government Bond	JPM	1.000%	03/20/2015	0.323%		$30,000	972	801	171
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.387%	EUR	225,000	(1,969)	(2,919)	950
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.383%		20,000	(169)	42	(211)
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.387%		25,000	(218)	(260)	42
U.S. Treasury Notes	CSFB	0.250%	03/20/2015	0.387%		25,000	(218)	(408)	190
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.387%		125,000	(1,093)	(2,163)	1,070
U.S. Treasury Notes	HSBC	0.250%	03/20/2015	0.387%		50,000	(438)	(582)	144
U.S. Treasury Notes	RBS	0.250%	03/20/2015	0.387%		75,000	(656)	(1,252)	596
U.S. Treasury Notes	SOG	0.250%	03/20/2015	0.387%		50,000	(437)	(687)	250
U.S. Treasury Notes	UBS	0.250%	03/20/2015	0.387%		50,000	(437)	(711)	274
UBS AG	BNP	0.760%	03/20/2013	0.650%		$30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.719%		8,800	114	66	48
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.736%		100,000	1,263	569	694
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.736%		100,000	1,263	424	839
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.736%		135,000	1,705	432	1,273
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.736%		550,000	6,946	1,892	5,054
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.719%		8,900	114	66	48
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.736%		100,000	1,263	811	452
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.719%		14,600	188	109	79
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.736%		30,000	(680)	(339)	(341)
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.736%		200,000	2,525	1,757	768
United Kingdom Gilt	SOG	1.000%	12/20/2014	0.719%		28,900	371	202	169
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.736%		275,000	3,473	1,117	2,356
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.828%		5,000	303	0	303
Wells Fargo & Co.	BOA	1.000%	12/20/2010	0.493%		75,000	298	226	72
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.767%		4,500	63	0	63
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.828%		5,000	303	0	303
Wells Fargo & Co.	UBS	1.000%	06/20/2010	0.493%		37,000	52	121	(69)

							$193,723	$(71,305)	$265,028

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-13 5-Year Index	DUB	(1.000%	)	12/20/2014	$500,000	$(4,040)	$(3,848)	$(192)
CMBX.NA AAA 4 Index	BOA	(0.350%	)	02/17/2051	28,000	4,131	4,813	(682)
CMBX.NA AAA 4 Index	GSC	(0.350%	)	02/17/2051	25,000	3,688	4,289	(601)
CMBX.NA AAA 4 Index	MSC	(0.350%	)	02/17/2051	2,000	295	389	(94)

						$4,074	$5,643	$(1,569)

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 Index	BCLY	5.000%	12/20/2014	$75,200	$8,863	$8,835	$28
CDX.EM-12 Index	DUB	5.000%	12/20/2014	124,900	14,721	14,192	529
CDX.EM-12 Index	GSC	5.000%	12/20/2014	24,300	2,864	2,892	(28)
CDX.EM-12 Index	HSBC	5.000%	12/20/2014	25,000	2,947	2,900	47
CDX.EM-12 Index	JPM	5.000%	12/20/2014	25,000	2,947	2,838	109
CDX.EM-12 Index	MSC	5.000%	12/20/2014	25,000	2,946	2,962	(16)
CDX.EM-12 Index	UBS	5.000%	12/20/2014	50,000	5,893	4,975	918
CDX.EM-13 Index	BCLY	5.000%	06/20/2015	124,800	15,673	15,626	47
CDX.EM-13 Index	GSC	5.000%	06/20/2015	50,700	6,367	6,337	30
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	100,146	(307)	0	(307)
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	126,049	(270)	0	(270)
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	(177)	0	(177)
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	970	0	970
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	738	0	738
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	451	0	451
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	609	0	609
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,917	0	1,917
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	2,339	0	2,339
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	1,499	0	1,499
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	1,261	0	1,261
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	156	0	156
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,889	221	0	221
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,584	440	0	440
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	2,882	0	2,882
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	4,304	0	4,304
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,081	219	0	219
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	21,894	346	0	346
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	385,799	6,167	0	6,167
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	183,255	3,227	0	3,227
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	241,125	2,841	0	2,841
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,017	898	0	898
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	1,729	0	1,729
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	1,942	0	1,942
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,735	0	1,735
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	163,579	1,797	0	1,797
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	241,125	2,639	0	2,639

					$103,794	$61,557	$42,237

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity'’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.090%	10/15/2010	BNP	EUR	65,400	$2,950	$(1)	$2,951
Pay	1-Month EUR-FRCPXTOB Index	2.103%	10/15/2010	BCLY		50,700	2,333	(69)	2,402
Pay	1-Month EUR-FRCPXTOB Index	2.146%	10/15/2010	UBS		58,500	2,877	0	2,877
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	(1,913)	(2,885)	972
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	(79)	0	(79)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	(61)	0	(61)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		99,700	(115)	0	(115)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	874	518	356
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		587,600	830	710	120
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		317,500	448	647	(199)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	1,581	0	1,581
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		465,000	1,802	2,011	(209)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		111,000	430	422	8
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	(295)	0	(295)
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		337,000	(91)	0	(91)
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	15	0	15
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	1,816	1,229	587
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	2,574	120	2,454
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	401	55	346
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,295	175	2,120
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	(30)	37	(67)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	300	267	33
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		284,000	96	134	(38)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	963	356	607
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		282,400	1,017	704	313
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		260,000	964	0	964
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	4,316	897	3,419
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		760,000	3,943	517	3,426
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	216	0	216
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	609	(61)	670
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	1,427	424	1,003
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		145,000	983	0	983
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	6,968	2,096	4,872
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,076,100	9,234	2,210	7,024
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(2,995)	(51)	(2,944)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(1,690)	451	(2,141)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(1,621)	766	(2,387)
Pay	3-Month AUD Bank Bill	5.000%	12/15/2011	UBS		907,900	(4,704)	2,330	(7,034)
Pay	3-Month CAD Bank Bill	3.000%	06/15/2015	RBC	CAD	100,000	(754)	595	(1,349)
Pay	3-Month CAD Bank Bill	3.000%	06/15/2015	RBS		103,000	(775)	(792)	17
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBC		115,100	1,223	867	356
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	RBS		212,400	2,257	1,244	1,013
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	BOA		$1,501,500	39,589	31,396	8,193
Pay	3-Month USD-LIBOR	3.000%	12/16/2010	MSC		7,194,400	189,691	150,777	38,914
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	MSC		21,200	1,550	376	1,174
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		835,700	61,129	17,864	43,265
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	MSC		1,939,100	99,484	103,578	(4,094)
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		1,497,400	76,824	84,227	(7,403)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(9,744)	5,211	(14,955)
Pay	6-Month AUD Bank Bill	6.000%	09/15/2012	UBS		31,800	214	0	214
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	DUB		300,000	(6,281)	(4,013)	(2,268)
Pay	6-Month AUD Bank Bill	6.250%	12/15/2020	RBC		200,000	(918)	(66)	(852)
Pay	6-Month EUR-LIBOR	4.500%	03/18/2014	BNP	EUR	257,200	31,917	(3,876)	35,793
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	GSC		495,700	(571)	(1,321)	750
Pay	6-Month EUR-LIBOR	2.500%	06/16/2015	MSC		228,700	(263)	(718)	455
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	BCLY		6,632,400	202,327	17,725	184,602
Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	DUB		4,682,400	142,841	6,877	135,964

Pay	6-Month EUR-LIBOR	3.000%	06/16/2015	GSC		3,478,500	106,115	4,876	101,239
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	CITI		201,900	3,297	707	2,590
Pay	6-Month EUR-LIBOR	3.500%	06/16/2020	MSC		150,000	2,449	844	1,605
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY	MXN	300,000	1,034	0	1,034
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	1,516	28	1,488
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI		434,000	353	217	136
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC		33,500	28	15	13
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		2,522,600	2,138	1,129	1,009
Pay	28-Day MXN TIIE	8.000%	01/24/2020	MSC		1,300,000	1,434	(26)	1,460

							$986,772	$431,750	$555,022

(q)	Written options outstanding on March 31, 2010:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$119.000	05/21/2010	35,009	$14,539	$5,716
Call - CBOT U.S. Treasury 10-Year Note June Futures	120.000	05/21/2010	7,402	2,295	546
Call - CBOT U.S. Treasury 10-Year Note May Futures	119.000	04/23/2010	16,776	6,532	722
Call - CBOT U.S. Treasury 30-Year Bond June Futures	119.000	05/21/2010	3,737	3,604	1,815
Put - CBOT U.S. Treasury 10-Year Note June Futures	114.000	05/21/2010	22,794	8,946	8,135
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/21/2010	12,960	5,195	7,752
Put - CBOT U.S. Treasury 10-Year Note May Futures	114.000	04/23/2010	12,940	3,458	1,720
Put - CBOT U.S. Treasury 10-Year Note May Futures	115.000	04/23/2010	779	120	231
Put - CBOT U.S. Treasury 30-Year Bond June Futures	111.000	05/21/2010	3,737	3,043	961

				$47,732	$27,598

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	$619	$93
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		$2,275,000	38,922	741
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.600%	05/21/2010		480,800	1,971	1,572
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.100%	05/21/2010		480,800	2,885	2,819
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		803,800	4,173	2,387
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		803,800	2,493	1,971
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		529,300	2,402	1,384
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		429,800	2,493	2,325
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.500%	08/31/2010		991,000	7,820	91
Put - OTC 7-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		163,300	1,135	13
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	6.000%	08/31/2010		429,000	3,325	106
Call - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	3.250%	10/29/2010		455,400	2,732	1,780
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	5.000%	10/29/2010		455,400	3,279	2,915
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		360,000	2,448	395
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		384,700	3,501	5
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		1,254,700	14,823	409
Call - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Receive	3.250%	10/29/2010		1,703,600	8,891	6,660
Put - OTC 10-Year Interest Rate Swap	BNP	3-Month USD-LIBOR	Pay	5.000%	10/29/2010		1,703,600	15,483	10,905
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	04/19/2010		305,500	1,751	4
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		555,900	7,912	181
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	5.000%	04/19/2010		586,700	4,699	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.500%	06/14/2010		1,296,200	7,470	3,849
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.500%	06/14/2010		1,296,200	11,831	3,178
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		1,305,800	5,807	3,414
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.750%	08/31/2010		1,305,800	10,217	7,064
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		750,000	4,663	824
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.500%	04/19/2010		750,600	3,842	312
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.250%	04/19/2010		745,000	18,327	243
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.600%	05/21/2010		940,100	4,686	3,073
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.100%	05/21/2010		940,100	5,479	5,512
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	08/31/2010		624,300	2,567	1,632

Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	624,300	6,443	3,377
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	434,400	1,977	1,698
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	434,400	2,063	2,781
Call - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	246,800	1,133	4
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	269,800	2,959	3
Put - OTC 7-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	94,000	1,156	2
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	269,800	6,037	88
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	333,400	1,567	1,090
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	333,400	2,167	1,955
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	389,800	1,169	1,019
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	389,800	3,898	2,109
Call - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	51,200	297	200
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	51,200	374	328
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	182,000	1,256	200
Call - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	04/19/2010	161,600	695	3
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	1,335,100	10,836	17
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	161,600	1,406	4
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,129,900	32,985	694
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	426,700	2,109	0
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	357,200	1,572	934
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	357,200	3,965	1,932
Put - OTC 7-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	480,800	3,769	39
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,199,800	14,519	14,904
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	340,000	2,261	373
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	800,400	2,780	10
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	174,600	1,091	73
Put - OTC 7-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	04/19/2010	488,500	7,036	11
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	4,674,500	82,930	1,522
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	43,400	210	0
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	06/15/2010	15,000	152	0
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	1,505,400	4,403	3,936
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	1,505,400	6,360	8,143
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	1,709,000	9,191	6,681
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	952,600	5,001	4,883
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	1,709,000	11,442	10,939
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	430,500	5,943	140
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	679,000	7,327	62
Put - OTC 7-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,494,400	11,682	122
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	1,387,300	13,168	342
Put - OTC 5-Year Interest Rate Swap	MLP	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	45,000	253	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	652,100	5,634	8
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	2,254,000	42,563	734
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	373,500	3,548	0
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.600%	05/21/2010	658,100	2,455	2,152
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.100%	05/21/2010	658,100	4,904	3,859
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.500%	06/14/2010	1,462,800	4,638	4,343
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.500%	06/14/2010	1,462,800	4,132	3,587
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	209,400	1,361	548
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	209,400	2,094	1,133
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	66,000	629	6
Call - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	365,500	2,010	1,429

Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	10/29/2010	48,000	252	246
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	365,500	3,399	2,340
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	2,571,600	16,201	17,423
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	1,995,300	12,243	2,191
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	04/19/2010	636,200	6,282	8
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.500%	04/19/2010	1,958,300	10,175	814
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.250%	04/19/2010	1,318,600	26,552	429
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	04/19/2010	1,212,500	12,519	0
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.800%	06/28/2010	1,750,000	10,623	1
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	08/31/2010	3,439,900	14,424	8,995
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.750%	08/31/2010	3,188,900	15,638	17,250
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.500%	08/31/2010	634,000	4,988	58
Put - OTC 7-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	4,406,100	34,008	360
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	6.000%	08/31/2010	3,644,900	31,423	897
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.250%	10/29/2010	939,500	4,604	3,673
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	5.000%	10/29/2010	939,500	9,301	6,014
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	12/01/2010	3,287,700	19,250	22,275
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	719,000	4,889	790

							$794,967	$238,038

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-13 5-Year Index	BCLY	Buy	0.800%	06/16/2010		$260,600	$443	$654
Call - OTC CDX.HY-13 5-Year Index	BCLY	Buy	100.000%	06/16/2010		106,500	949	1,670
Put - OTC CDX.IG-13 5-Year Index	BCLY	Sell	1.300%	06/16/2010		260,600	625	136
Put - OTC CDX.HY-13 5-Year Index	BCLY	Sell	90.000%	06/16/2010		106,500	1,339	233
Call - OTC CDX.IG-13 5-Year Index	BOA	Buy	0.800%	06/16/2010		414,900	726	1,040
Put - OTC CDX.IG-13 5-Year Index	BOA	Sell	1.300%	06/16/2010		414,900	994	216
Call - OTC CDX.IG-13 5-Year Index	JPM	Buy	0.800%	06/16/2010		355,400	711	891
Put - OTC CDX.IG-13 5-Year Index	JPM	Sell	1.300%	06/16/2010		355,400	755	185
Call - OTC iTraxx Europe 12 Index	MSC	Buy	0.700%	06/16/2010	EUR	215,500	489	736
Put - OTC iTraxx Europe 12 Index	MSC	Sell	1.400%	06/16/2010		215,500	562	125

							$7,593	$5,886

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	88.000	04/20/2010	$2,157,800	$15,056	$274
Call - OTC USD versus JPY		94.000	04/20/2010	2,157,800	14,201	18,078

					$29,257	$18,352

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/12/2020	$1,757,700	$14,866	$14,459
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.00%)[10] - Inflation Adjustment) or $0	03/10/2020	631,100	4,733	4,407

						$19,599	$18,866

Transactions in written call and put options for the period ended March 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2009	38,243	$10,521,800	EUR	250,000	$77,500
Sales	436,550	134,556,800		859,900	1,186,171
Closing Buys	(223,345)	(39,897,800)		(597,900)	(324,956)
Expirations	(135,314)	0		0	(39,567)
Exercised	0	0		0	0

Balance at 03/31/2010	116,134	$105,180,800	EUR	512,000	$899,148

(r)	Restricted securities as of March 31, 2010:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010	$34,498	$34,430	0.02%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	202	174	0.00%
Goldman Sachs Group, Inc.	1.162%	08/12/2015	12/01/2009	68,609	62,976	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	2,467	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	82	99	0.00%
San Diego, California Community Facilities District No. 3 Special Tax Bonds, Series 2006	5.600%	09/01/2021	12/10/2008 - 12/11/2008	1,692	1,943	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	8,877	8,559	0.00%
United Airlines, Inc.	11.080%	05/27/2024	12/28/2001	0	7	0.00%

				$115,107	$110,655	0.05%

(s)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	177,084	04/2010	BCLY	$5,353	$0	$5,353
Sell		9,656	04/2010	CITI	0	(185)	(185)
Buy		371,386	04/2010	JPM	3,626	0	3,626
Buy	BRL	328,466	04/2010	BNP	688	0	688
Sell		472,065	04/2010	DUB	996	0	996
Sell		179,806	04/2010	GSC	1,567	0	1,567
Buy		1,895,585	04/2010	HSBC	215	(769)	(554)
Sell		3,397,596	04/2010	HSBC	21,721	0	21,721
Buy		1,890,128	04/2010	JPM	0	(808)	(808)
Buy		32,136	04/2010	MSC	67	0	67
Sell		555,789	04/2010	RBC	2,007	0	2,007
Buy		458,942	04/2010	UBS	1,105	0	1,105
Sell		328,466	06/2010	BNP	0	(708)	(708)
Sell		1,895,298	06/2010	HSBC	608	(220)	388
Sell		1,890,128	06/2010	JPM	639	0	639
Sell		32,136	06/2010	MSC	0	(69)	(69)
Sell		458,942	06/2010	UBS	0	(1,129)	(1,129)
Sell	CAD	30,368	04/2010	BCLY	0	(756)	(756)
Sell		1,904,493	04/2010	JPM	0	(48,643)	(48,643)
Sell	CHF	118,714	05/2010	DUB	0	(250)	(250)
Buy	CNY	594,253	08/2010	BCLY	0	(1,498)	(1,498)
Buy		242,161	08/2010	DUB	0	(601)	(601)
Buy		521,430	08/2010	HSBC	190	(543)	(353)
Buy		1,146,342	08/2010	JPM	369	(1,551)	(1,182)
Buy		676,088	08/2010	MSC	331	(286)	45
Buy		223,031	11/2010	BCLY	0	(461)	(461)
Buy		391,025	11/2010	CITI	0	(809)	(809)
Buy		599,976	11/2010	DUB	0	(1,298)	(1,298)
Buy		516,434	11/2010	JPM	0	(998)	(998)
Buy		132,287	11/2010	MSC	0	(323)	(323)
Buy		649,092	06/2011	DUB	0	(2,717)	(2,717)
Sell	EUR	83,273	04/2010	BCLY	266	0	266
Buy		2,083	04/2010	BNP	0	(129)	(129)
Buy		44,594	04/2010	BOA	0	(1,063)	(1,063)
Buy		37,483	04/2010	CITI	0	(1,581)	(1,581)
Sell		479,556	04/2010	CITI	12,838	0	12,838
Sell		195,112	04/2010	CSFB	0	(927)	(927)
Sell		789,522	04/2010	GSC	13,026	0	13,026
Sell		1,815,874	04/2010	JPM	45,758	0	45,758
Buy		215,657	04/2010	MSC	0	(1,148)	(1,148)
Buy		169,661	04/2010	RBC	0	(528)	(528)

Sell		127,585	04/2010	RBC	1,417	0	1,417
Sell		152,013	04/2010	RBS	2,544	0	2,544
Buy	GBP	6,411	06/2010	CITI	179	0	179
Buy		153,133	06/2010	RBS	5,454	0	5,454
Sell		1,671,152	06/2010	RBS	0	(16,027)	(16,027)
Sell	HKD	69,092	04/2010	BOA	6	0	6
Buy	IDR	237,063,000	10/2010	BOA	1,810	0	1,810
Buy		1,411,044,000	10/2010	CITI	9,823	0	9,823
Buy		211,536,000	10/2010	RBS	1,615	0	1,615
Buy		427,023,000	10/2010	UBS	2,260	0	2,260
Buy		8,600,240	11/2010	BCLY	25	0	25
Buy		8,562,400	11/2010	CITI	21	0	21
Buy		3,957,010	11/2010	DUB	1	0	1
Buy		7,879,250	11/2010	HSBC	9	0	9
Sell	JPY	8,094,861	04/2010	BCLY	901	0	901
Sell		3,510,924	04/2010	BNP	318	0	318
Sell		78,646,244	04/2010	CITI	17,640	(31)	17,609
Sell		13,507,962	04/2010	GSC	4,858	0	4,858
Sell		4,720,000	04/2010	RBC	1,732	0	1,732
Sell		12,214,426	04/2010	RBS	3,848	0	3,848
Sell		2,725,457	04/2010	UBS	259	0	259
Buy	KRW	7,404,000	07/2010	BCLY	268	0	268
Buy		10,711,017	07/2010	DUB	400	0	400
Buy		8,775,290	07/2010	MSC	303	0	303
Buy		21,004,638	08/2010	MSC	623	0	623
Buy		51,122,371	11/2010	BCLY	1,365	0	1,365
Buy		31,962,988	11/2010	BOA	960	0	960
Buy		175,978,236	11/2010	CITI	3,075	0	3,075
Buy		32,192,394	11/2010	DUB	542	0	542
Buy		17,595,000	11/2010	GSC	430	0	430
Buy		135,314,951	11/2010	JPM	1,040	(194)	846
Buy		64,530,666	11/2010	MSC	531	0	531
Sell	MXN	15,895	04/2010	BCLY	0	(79)	(79)
Buy		1,025	04/2010	CITI	1	0	1
Sell		3,088	04/2010	CITI	0	(16)	(16)
Buy		35,105	04/2010	DUB	43	0	43
Sell		31,025	04/2010	DUB	0	(11)	(11)
Buy		3,905	04/2010	GSC	20	0	20
Buy		1,641	04/2010	HSBC	9	0	9
Sell		211	04/2010	HSBC	0	(1)	(1)
Buy		8,217	04/2010	JPM	48	0	48
Buy		167,238	04/2010	MSC	499	0	499
Sell		166,911	04/2010	MSC	0	(315)	(315)
Buy		31,025	09/2010	DUB	11	0	11
Buy		166,911	09/2010	MSC	312	0	312
Buy	MYR	236,012	06/2010	BCLY	4,206	0	4,206
Buy		224,617	06/2010	DUB	3,993	0	3,993
Buy		42,012	06/2010	MSC	572	0	572
Buy		435,932	10/2010	BCLY	4,569	0	4,569
Buy		64,396	10/2010	BOA	763	0	763
Buy		214,518	10/2010	CITI	2,418	0	2,418
Buy		24,150	10/2010	DUB	283	0	283
Buy	NZD	9,036	04/2010	JPM	179	0	179
Buy		9,036	04/2010	RBS	19	0	19
Sell	PHP	114,989	04/2010	BCLY	0	(23)	(23)
Sell		371,134	04/2010	CITI	0	(40)	(40)
Sell		109,950	04/2010	DUB	0	(25)	(25)
Buy		596,073	04/2010	MSC	246	0	246
Buy		114,989	11/2010	BCLY	14	0	14
Buy		371,134	11/2010	CITI	22	(6)	16
Buy		109,950	11/2010	DUB	16	0	16
Sell	SEK	181,030	05/2010	DUB	356	0	356

Buy	SGD	18,898	06/2010	BCLY	204	0	204
Buy		61,227	06/2010	CITI	62	(368)	(306)
Buy		14,830	06/2010	DUB	87	0	87
Buy		11,703	06/2010	UBS	82	0	82
Buy		40,882	09/2010	BCLY	13	0	13
Buy		30,389	09/2010	CITI	118	0	118
Buy		26,168	09/2010	GSC	95	0	95
Buy	TRY	849	07/2010	GSC	13	0	13
Buy	TWD	513,919	06/2010	BOA	127	0	127
Buy		630,278	06/2010	DUB	168	0	168
Buy		676,129	06/2010	MSC	133	0	133
Buy		83,263	10/2010	BCLY	10	0	10
Buy		247,028	10/2010	CITI	49	(1)	48

					$195,387	$(87,135)	$108,252

(t)	Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund's assets and liabilities:

Category++	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2010
Corporate Bonds & Notes	$0	$54,365,180	$115,484	$54,480,664
U.S. Government Agencies	0	31,984,426	157,025	32,141,451
U.S. Treasury Obligations	0	16,783,705	0	16,783,705
Foreign Currency-Denominated Issues	0	11,408,629	509,109	11,917,738
Short-Term Instruments	16,520,591	79,014,430	0	95,535,021
Other Investments+++	106,363	17,976,509	414,120	18,496,992

Investments, at value	$16,626,954	$211,532,879	$1,195,738	$229,355,571
Financial Derivative Instruments++++	$245,269	$582,280	$(24,752)	$802,797

Totals	$16,872,223	$212,115,159	$1,170,986	$230,158,368

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2010:

Category++	Beginning Balance at 03/31/2009	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)+++++	Net Transfers In/ (Out) of Level 3	Ending Balance at 03/31/2010	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2010+++++
Corporate Bonds & Notes	$3,374	$112,539	$1	$(130)	$(300)	$0	$115,484	$(684)
U.S. Government Agencies	106,233	51,932	(162)	(1,226)	248	0	157,025	(984)
Foreign Currency-Denominated Issues	10,238	503,538	493	0	(3,283)	(1,877)	509,109	(4,433)
Other Investments+++	22,459	386,738	297	579	2,167	1,880	414,120	1,659

Investments, at value	$142,304	$1,054,747	$629	$(777)	$(1,168)	$3	$1,195,738	$(4,442)
Financial Derivative Instruments++++	$11,987	$(27,192)	$0	$0	$(1,078)	$(8,469)	$(24,752)	$2,440

Totals	$154,291	$1,027,555	$629	$(777)	$(2,246)	$(8,466)	$1,170,986	$(2,002)

+	See note 2 in the Notes to Financial Statements for additional information.
++	Refer to the Schedule of Investments for additional information.
+++

Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.

++++	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.
+++++

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2010 may be due to premiums on swaps that closed during the year.

(u)	Fair Value of Derivative Instruments ^

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Variation margin receivable^^	$125,992	$0	$0	$0	$0	$125,992
Unrealized appreciation on foreign currency contracts	0	195,387	0	0	0	195,387
Unrealized appreciation on swap agreements	601,603	0	341,657	0	0	943,260

	$727,595	$195,387	$341,657	$0	$0	$1,264,639

Liabilities:
Written options outstanding	$284,502	$18,352	$5,886	$0	$0	$308,740
Unrealized depreciation on foreign currency contracts	0	87,135	0	0	0	87,135
Unrealized depreciation on swap agreements	46,581	0	138,658	0	0	185,239

	$331,083	$105,487	$144,544	$0	$0	$581,114

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$59,329	$0	$0	$0	$0	$59,329
Net realized gain (loss) on futures contracts, written options and swaps	6,420,555	11,342	(769,990)	0	0	5,661,907
Net realized (loss) on foreign currency transactions	0	(616,300)	0	0	0	(616,300)

	$6,479,884	$(604,958)	$(769,990)	$0	$0	$5,104,936

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(920,795)	$0	$0	$0	$0	$(920,795)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(1,650,905)	10,905	1,370,225	0	0	(269,775)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	222,109	0	0	0	222,109

	$(2,571,700)	$233,014	$1,370,225	$0	$0	$(968,461)

^	See note 2 in the Notes to Financial Statements for additional information.
^^

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $245,264 as reported in the Notes to Schedule of Investments.

Report of Independent Registered Public Accounting Firm

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of PIMCO Total Return Fund (the “Fund”) as of March 31, 2010, and for the year then ended and have issued our unqualified report thereon dated May 21, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of PIMCO Total Return Fund’s schedule of investments in securities (the “Schedule”) as of March 31, 2010 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit. In our opinion, the Schedule referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

May 21, 2010

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 7, 2010

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: June 7, 2010